UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07589

THE HARTFORD MUTUAL FUNDS, INC.

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: October 31

Date of reporting period: April 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HARTFORDFUNDS
Our benchmark is the investor.®

Hartford Domestic Equity Funds

Semi-Annual Report

April 30, 2019 (Unaudited)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds' website (www.hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-888-843-7824. Your election to receive reports in paper will apply to all Hartford Funds held in your account if you invest through your financial intermediary or directly with a Fund.

If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds. The following is the Funds’ Semi-Annual Report that covers the period from November 1, 2018 through April 30, 2019.

Market Review

During the six months ended April 30, 2019, U.S. stocks, as measured by the S&P 500 Index (the “Index”),1 gained 9.76%. The strong returns for the period were generated despite the Index losing nearly 20% through a volatile fourth quarter (2018 marked the first year of negative returns for the Index since 2008).

In our view, a key component of stocks’ impressive turnaround in 2019 was a change in U.S. Federal Reserve (Fed) monetary policy. From 2015 to 2018, the Fed had been gradually increasing interest rates from near zero in the wake of the global financial crisis. In March, the Fed indicated it will not continue to raise rates. In addition, GDP grew at 3.2% in the first quarter and the unemployment rate fell to 3.6% in April – a 49-year low.2 Stocks rallied on this evidence that the U.S. economy appears to have shaken off any lingering effects of the U.S. government shutdown.

However, slowing global growth and uncertainty surrounding domestic and foreign politics are likely to continue playing a key role in market movements this year. For example, trade tensions with China have already caused sporadic volatility, and the threat of ongoing tariffs could cause further uneasiness. Abroad, the still unresolved “Brexit” undertaking for the United Kingdom to leave the European Union, slowing growth in Germany, and a recession in Italy may negatively impact global markets.

We encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

[2]	Source: Bureau of Labor Statistics, 5/19

Hartford Domestic Equity Funds

The Hartford Capital Appreciation Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 7/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Years	10 Years
Class A2	13.72%	13.72%	9.53%	13.11%
Class A3	7.46%	7.46%	8.30%	12.47%
Class C2	13.24%	12.85%	8.73%	12.30%
Class C3	12.33%	11.95%	8.73%	12.30%
Class I2	13.88%	14.03%	9.86%	13.44%
Class R3[2]	13.50%	13.31%	9.18%	12.78%
Class R4[2]	13.68%	13.65%	9.51%	13.12%
Class R5[2]	13.86%	13.99%	9.84%	13.46%
Class R6[2]	13.93%	14.13%	9.93%	13.57%
Class Y2	13.89%	14.10%	9.93%	13.57%
Class F2	13.93%	14.14%	9.90%	13.47%
Russell 3000 Index	9.71%	12.68%	11.20%	15.29%
S&P 500 Index	9.76%	13.49%	11.63%	15.32%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.07%	1.07%
Class C	1.82%	1.82%
Class I	0.79%	0.79%
Class R3	1.43%	1.43%
Class R4	1.11%	1.11%
Class R5	0.81%	0.81%
Class R6	0.71%	0.71%
Class Y	0.80%	0.75%
Class F	0.71%	0.71%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund’s strategy for allocating assets among portfolio management teams may not work as intended. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks are generally greater for investments in emerging markets. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of April 30, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	7.4%
Consumer Discretionary	15.0
Consumer Staples	7.8
Energy	0.9
Financials	10.6
Health Care	16.4
Industrials	11.4
Information Technology	18.5
Materials	3.7
Real Estate	4.3
Utilities	2.1

Total	98.1%

Short-Term Investments	1.9
Other Assets & Liabilities	0.0 *

Total	100.0%

*	Percentage rounds to zero.

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

1

Hartford Core Equity Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 4/30/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Years	10 Years
Class A2	11.09%	14.58%	12.40%	15.59%
Class A3	4.98%	8.28%	11.13%	14.94%
Class C2	10.64%	13.74%	11.58%	14.75%
Class C3	9.64%	12.74%	11.58%	14.75%
Class I2	11.22%	14.91%	12.64%	15.72%
Class R3[2]	10.89%	14.19%	12.04%	15.34%
Class R4[2]	11.07%	14.54%	12.40%	15.65%
Class R5[2]	11.22%	14.87%	12.73%	16.01%
Class R6[2]	11.28%	15.00%	12.79%	16.08%
Class Y2	11.25%	14.97%	12.78%	16.07%
Class F2	11.28%	15.00%	12.69%	15.75%
S&P 500 Index	9.76%	13.49%	11.63%	15.32%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 3/31/15. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on 3/31/15 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 3/31/15 through 2/27/17 and Class A shares (excluding sales charges) prior to 3/31/15.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	0.75%	0.75%
Class C	1.49%	1.49%
Class I	0.47%	0.47%
Class R3	1.10%	1.10%
Class R4	0.79%	0.79%
Class R5	0.49%	0.49%
Class R6	0.39%	0.39%
Class Y	0.48%	0.45%
Class F	0.39%	0.39%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies.

Composition by Sector(1)

as of April 30, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	7.9%
Consumer Discretionary	9.1
Consumer Staples	10.3
Energy	1.9
Financials	13.8
Health Care	15.6
Industrials	8.9
Information Technology	20.3
Materials	2.1
Real Estate	2.1
Utilities	4.8

Total	96.8%

Short-Term Investments	3.0
Other Assets & Liabilities	0.2

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

2

The Hartford Dividend and Growth Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 7/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Years	10 Years
Class A2	8.40%	10.69%	9.34%	13.35%
Class A3	2.43%	4.60%	8.11%	12.71%
Class C2	7.93%	9.79%	8.51%	12.50%
Class C3	6.97%	8.81%	8.51%	12.50%
Class I2	8.53%	10.95%	9.59%	13.63%
Class R3[2]	8.15%	10.26%	8.96%	12.99%
Class R4[2]	8.35%	10.56%	9.29%	13.34%
Class R5[2]	8.52%	10.94%	9.63%	13.68%
Class R6[2]	8.57%	11.05%	9.72%	13.78%
Class Y2	8.54%	11.01%	9.71%	13.78%
Class F2	8.55%	11.06%	9.63%	13.65%
S&P 500 Index	9.76%	13.49%	11.63%	15.32%
Russell 1000 Value Index	7.90%	9.06%	8.27%	13.76%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.00%	1.00%
Class C	1.76%	1.76%
Class I	0.73%	0.73%
Class R3	1.35%	1.35%
Class R4	1.05%	1.05%
Class R5	0.74%	0.74%
Class R6	0.65%	0.65%
Class Y	0.74%	0.69%
Class F	0.64%	0.64%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments.

Composition by Sector(1)

as of April 30, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.1%
Consumer Discretionary	5.3
Consumer Staples	5.4
Energy	7.9
Financials	20.7
Health Care	13.6
Industrials	9.3
Information Technology	13.9
Materials	3.8
Real Estate	2.6
Utilities	4.6

Total	96.2%

Short-Term Investments	3.7
Other Assets & Liabilities	0.1

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

3

The Hartford Equity Income Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 8/28/2003 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Years	10 Years
Class A2	9.55%	9.83%	8.44%	13.59%
Class A3	3.53%	3.79%	7.22%	12.95%
Class C2	9.10%	9.01%	7.63%	12.77%
Class C3	8.10%	8.01%	7.63%	12.77%
Class I2	9.60%	10.02%	8.69%	13.88%
Class R3[2]	9.33%	9.40%	8.05%	13.20%
Class R4[2]	9.48%	9.72%	8.37%	13.56%
Class R5[2]	9.66%	10.12%	8.71%	13.92%
Class R6[2]	9.75%	10.21%	8.82%	14.02%
Class Y2	9.71%	10.15%	8.80%	14.01%
Class F2	9.69%	10.15%	8.75%	13.91%
Russell 1000 Value Index	7.90%	9.06%	8.27%	13.76%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.00%	1.00%
Class C	1.75%	1.75%
Class I	0.75%	0.75%
Class R3	1.37%	1.37%
Class R4	1.06%	1.06%
Class R5	0.76%	0.76%
Class R6	0.66%	0.66%
Class Y	0.77%	0.71%
Class F	0.66%	0.66%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of April 30, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	6.5%
Consumer Discretionary	2.3
Consumer Staples	8.1
Energy	9.8
Financials	20.7
Health Care	16.5
Industrials	10.9
Information Technology	10.4
Materials	3.1
Real Estate	1.9
Utilities	7.7

Total	97.9%

Short-Term Investments	1.8
Other Assets & Liabilities	0.3

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

4

The Hartford Growth Opportunities Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 3/31/1963 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Years	10 Years
Class A2	18.13%	21.41%	15.70%	17.16%
Class A3	11.63%	14.73%	14.39%	16.50%
Class C2	17.69%	20.48%	14.85%	16.32%
Class C3	16.96%	19.73%	14.85%	16.32%
Class I2	18.26%	21.71%	15.97%	17.48%
Class R3[2]	17.93%	21.01%	15.32%	16.83%
Class R4[2]	18.08%	21.34%	15.67%	17.19%
Class R5[2]	18.27%	21.72%	16.01%	17.54%
Class R6[2]	18.33%	21.85%	16.11%	17.65%
Class Y2	18.30%	21.80%	16.11%	17.65%
Class F2	18.35%	21.85%	16.03%	17.50%
Russell 3000 Growth Index	11.81%	16.61%	14.17%	16.83%
Russell 1000 Growth Index	12.09%	17.43%	14.50%	16.96%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.11%	1.11%
Class C	1.85%	1.85%
Class I	0.83%	0.83%
Class R3	1.46%	1.46%
Class R4	1.15%	1.15%
Class R5	0.85%	0.85%
Class R6	0.74%	0.74%
Class Y	0.82%	0.79%
Class F	0.74%	0.74%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •Mid-cap securities can have greater risks and volatility than large-cap securities. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of April 30, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	13.5%
Consumer Discretionary	21.2
Consumer Staples	3.2
Financials	2.7
Health Care	17.2
Industrials	6.1
Information Technology	29.7
Real Estate	0.9

Total	94.5%

Short-Term Investments	6.7
Other Assets & Liabilities	(1.2)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

5

The Hartford Healthcare Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 5/01/2000 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Years	10 Years
Class A2	5.48%	7.29%	10.50%	16.61%
Class A3	-0.32%	1.39%	9.26%	15.95%
Class C2	5.07%	6.48%	9.69%	15.78%
Class C3	4.12%	5.51%	9.69%	15.78%
Class I2	5.62%	7.58%	10.80%	16.95%
Class R3[2]	5.30%	6.94%	10.15%	16.30%
Class R4[2]	5.46%	7.25%	10.49%	16.66%
Class R5[2]	5.58%	7.55%	10.81%	17.00%
Class R6[2]	5.67%	7.67%	10.92%	17.11%
Class Y2	5.65%	7.65%	10.92%	17.11%
Class F2	5.70%	7.69%	10.85%	16.98%
S&P Composite 1500 Health Care Index	1.28%	10.30%	11.28%	16.61%
S&P 500 Index	9.76%	13.49%	11.63%	15.32%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares. Class R6 shares commenced operations on 2/28/19. Performance prior to that date is that of the Fund’s Class Y shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.28%	1.28%
Class C	2.03%	2.03%
Class I	1.00%	1.00%
Class R3	1.61%	1.61%
Class R4	1.30%	1.30%
Class R5	1.02%	1.02%
Class R6	0.90%	0.90%
Class Y	1.01%	0.96%
Class F	0.90%	0.90%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Risks of focusing investments on the healthcare related sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes, potential product obsolescence, and liquidity risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities.

Composition by Subsector(1)

as of April 30, 2019

Subsector	Percentage of Net Assets
Equity Securities
Biotechnology	25.0%
Health Care Equipment & Supplies	23.3
Health Care Providers & Services	16.1
Health Care Technology	2.5
Life Sciences Tools & Services	5.9
Pharmaceuticals	21.4

Total	94.2%

Short-Term Investments	6.7
Other Assets & Liabilities	(0.9)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These subsector classifications are used for financial reporting purposes.

6

The Hartford MidCap Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 12/31/1997 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Years	10 Years
Class A2	14.89%	11.47%	11.61%	15.31%
Class A3	8.57%	5.34%	10.35%	14.66%
Class C2	14.42%	10.59%	10.78%	14.49%
Class C3	13.47%	9.66%	10.78%	14.49%
Class I2	15.06%	11.77%	11.88%	15.60%
Class R3[2]	14.70%	11.10%	11.24%	14.98%
Class R4[2]	14.86%	11.41%	11.58%	15.33%
Class R5[2]	15.04%	11.77%	11.92%	15.67%
Class R6[2]	15.12%	11.88%	12.04%	15.79%
Class Y2	15.07%	11.80%	12.01%	15.78%
Class F2	15.11%	11.86%	11.93%	15.63%
S&P MidCap 400 Index	8.91%	6.99%	9.49%	15.13%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R3, R4 and R5 shares commenced operations on 5/29/09. Performance prior to that date is that of the Fund’s Class Y shares. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.11%	1.11%
Class C	1.86%	1.86%
Class I	0.82%	0.82%
Class R3	1.47%	1.47%
Class R4	1.16%	1.16%
Class R5	0.85%	0.85%
Class R6	0.75%	0.75%
Class Y	0.85%	0.79%
Class F	0.75%	0.75%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of April 30, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.7%
Consumer Discretionary	7.5
Energy	2.4
Financials	13.8
Health Care	19.4
Industrials	18.2
Information Technology	29.8
Materials	2.8
Real Estate	1.9
Utilities	2.4

Total	99.9%

Short-Term Investments	0.4
Other Assets & Liabilities	(0.3)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

7

The Hartford MidCap Value Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 4/30/2001 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Years	10 Years
Class A2	9.15%	3.32%	5.55%	13.25%
Class A3	3.14%	-2.36%	4.37%	12.62%
Class C2	8.78%	2.53%	4.78%	12.43%
Class C3	7.85%	1.65%	4.78%	12.43%
Class I2	9.32%	3.61%	5.85%	13.58%
Class R3[2]	9.03%	3.01%	5.26%	13.05%
Class R4[2]	9.15%	3.30%	5.58%	13.36%
Class R5[2]	9.28%	3.56%	5.89%	13.65%
Class Y2	9.38%	3.67%	5.98%	13.74%
Class F2	9.39%	3.74%	5.93%	13.62%
Russell MidCap Value Index	8.28%	5.76%	7.83%	14.98%
Russell 2500 Value Index	6.11%	4.28%	7.00%	13.73%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 5/28/10 through 2/27/17 and Class A shares (excluding sales charges) prior to 5/28/10.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Effective 3/31/19, the Russell 2500 Value Index is no longer one of the Fund’s benchmarks. Hartford Funds Management Company, LLC, the investment manager, believes that the Russell MidCap Value Index better reflects the Fund’s investment strategy.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.22%	1.22%
Class C	1.98%	1.98%
Class I	0.90%	0.90%
Class R3	1.52%	1.52%
Class R4	1.22%	1.22%
Class R5	0.91%	0.91%
Class Y	0.91%	0.85%
Class F	0.80%	0.80%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Mid-cap securities can have greater risks and volatility than large-cap securities. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of April 30, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	3.6%
Consumer Discretionary	5.3
Consumer Staples	2.8
Energy	7.3
Financials	19.3
Health Care	5.3
Industrials	12.9
Information Technology	14.9
Materials	8.4
Real Estate	11.7
Utilities	6.6

Total	98.1%

Short-Term Investments	1.9
Other Assets & Liabilities	0.0 *

Total	100.0%

*	Percentage rounds to zero.

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

8

Hartford Quality Value Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 1/02/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Years	10 Years
Class A2	8.12%	7.53%	6.14%	13.13%
Class A3	2.17%	1.61%	4.95%	12.49%
Class C2	7.69%	6.75%	5.37%	12.30%
Class C3	6.69%	5.75%	5.37%	12.30%
Class I2	8.32%	7.94%	6.50%	13.49%
Class R3[2]	7.94%	7.25%	5.83%	12.84%
Class R4[2]	8.16%	7.58%	6.17%	13.20%
Class R5[2]	8.27%	7.91%	6.48%	13.53%
Class R6[2]	8.34%	8.03%	6.59%	13.61%
Class Y2	8.32%	7.96%	6.57%	13.59%
Class F2	8.35%	8.02%	6.54%	13.51%
Russell 1000 Value Index	7.90%	9.06%	8.27%	13.76%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

The returns include the Fund’s performance when the Fund pursued a different investment objective and principal investment strategy prior to 11/1/17.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares. Class R6 shares commenced operations on 2/28/18. Performance prior to that date is that of the Fund’s Class Y shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	0.98%	0.96%
Class C	1.74%	1.71%
Class I	0.64%	0.64%
Class R3	1.27%	1.18%
Class R4	0.97%	0.88%
Class R5	0.67%	0.63%
Class R6	0.55%	0.46%
Class Y	0.66%	0.57%
Class F	0.55%	0.46%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of April 30, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	5.2%
Consumer Discretionary	4.3
Consumer Staples	7.5
Energy	9.4
Financials	21.7
Health Care	13.1
Industrials	9.8
Information Technology	13.0
Materials	4.0
Real Estate	3.2
Utilities	5.8

Total	97.0%

Short-Term Investments	3.5
Other Assets & Liabilities	(0.5)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

9

The Hartford Small Cap Growth Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 1/04/1988 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Years	10 Years
Class A2	10.44%	7.63%	9.66%	16.28%
Class A3	4.37%	1.71%	8.43%	15.62%
Class C2	10.03%	6.88%	8.90%	15.44%
Class C3	9.28%	6.15%	8.90%	15.44%
Class I2	10.64%	8.03%	10.00%	16.61%
Class R3[2]	10.29%	7.35%	9.37%	15.98%
Class R4[2]	10.47%	7.69%	9.72%	16.34%
Class R5[2]	10.63%	8.01%	10.05%	16.69%
Class R6[2]	10.68%	8.11%	10.13%	16.78%
Class Y2	10.66%	8.07%	10.14%	16.78%
Class F2	10.70%	8.13%	10.06%	16.64%
Russell 2000 Growth Index	8.27%	6.91%	10.22%	15.24%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous additional sub-adviser, Hartford Investment Management Company. As of 7/21/10, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The Fund is closed to new investors, subject to certain exceptions. For more information, please see the Fund’s prospectus.

Operating Expenses*	Gross	Net
Class A	1.22%	1.22%
Class C	1.90%	1.90%
Class I	0.84%	0.84%
Class R3	1.48%	1.48%
Class R4	1.17%	1.17%
Class R5	0.87%	0.87%
Class R6	0.77%	0.77%
Class Y	0.86%	0.80%
Class F	0.76%	0.76%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Small-cap securities can have greater risks and volatility than large-cap securities. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of April 30, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	0.6%
Consumer Discretionary	13.9
Consumer Staples	3.5
Energy	1.4
Financials	9.7
Health Care	25.4
Industrials	15.8
Information Technology	21.3
Materials	3.0
Real Estate	2.9

Total	97.5%

Short-Term Investments	2.6
Other Assets & Liabilities	(0.1)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

10

Hartford Small Cap Value Fund (formerly, Hartford Small Cap Core Fund)

Fund Overview

April 30, 2019 (Unaudited)

Inception 1/01/2005 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Years	10 Years
Class A2	7.46%	7.54%	6.29%	13.15%
Class A3	1.55%	1.62%	5.09%	12.51%
Class C2	7.06%	6.80%	5.50%	12.32%
Class C3	6.30%	6.05%	5.50%	12.32%
Class I2	7.67%	7.91%	6.57%	13.30%
Class R3[2]	7.45%	7.45%	6.08%	13.11%
Class R4[2]	7.51%	7.58%	6.37%	13.35%
Class R5[2]	7.64%	7.94%	6.68%	13.61%
Class R6[2]	7.72%	8.02%	6.75%	13.64%
Class Y2	7.67%	7.97%	6.74%	13.64%
Class F2	7.70%	8.01%	6.61%	13.32%
Russell 2000 Value Index	3.77%	2.19%	6.94%	12.87%
Russell 2000 Index	6.06%	4.61%	8.63%	14.10%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares. Class I shares commenced operations on 03/31/15. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 3/31/15 through 2/27/17 and Class A shares (excluding sales charges) prior to 3/31/15. Class R6 shares commenced operations on 2/28/18. Performance prior to that date is that of the Fund’s Class Y shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes the Fund’s performance when it invested, prior to 2/1/10, at least 80% of its assets in common stocks of mid-capitalization companies and prior to 7/10/15, at least 80% of its assets in common stocks of small-capitalization and mid-capitalization companies. Performance information prior to 11/1/18 includes the Fund’s performance when the Fund used a quantitative multifactor approach to bottom-up stock selection and pursued different principal investment strategies.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 6/4/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Effective 11/1/18, the Fund changed its benchmark to the Russell 2000 Value Index from the Russell 2000 Index because Hartford Funds Management Company, LLC, the investment manager, believes it better reflects the Fund’s revised investment strategy.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.30%	1.30%
Class C	2.08%	2.05%
Class I	0.98%	0.98%
Class R3	1.58%	1.50%
Class R4	1.28%	1.20%
Class R5	0.98%	0.90%
Class R6	0.87%	0.80%
Class Y	0.97%	0.85%
Class F	0.86%	0.80%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks and volatility than large-cap securities. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of April 30, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	3.8%
Consumer Discretionary	13.3
Consumer Staples	3.7
Financials	25.9
Health Care	5.0
Industrials	19.3
Information Technology	18.7
Materials	3.5
Real Estate	5.4

Total	98.6%

Short-Term Investments	1.9
Other Assets & Liabilities	(0.5)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

11

The Hartford Small Company Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 7/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Years	10 Years
Class A2	15.03%	17.36%	9.36%	14.13%
Class A3	8.70%	10.90%	8.13%	13.48%
Class C2	14.60%	16.48%	8.55%	13.30%
Class C3	13.76%	15.63%	8.55%	13.30%
Class I2	15.22%	17.69%	9.63%	14.42%
Class R3[2]	14.97%	17.12%	9.14%	13.92%
Class R4[2]	15.15%	17.48%	9.48%	14.27%
Class R5[2]	15.28%	17.81%	9.80%	14.60%
Class R6[2]	15.30%	17.88%	9.88%	14.70%
Class Y2	15.31%	17.89%	9.88%	14.70%
Class F2	15.31%	17.83%	9.71%	14.46%
Russell 2000 Growth Index	8.27%	6.91%	10.22%	15.24%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous additional sub-adviser, Hartford Investment Management Company. As of 7/21/10, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.35%	1.35%
Class C	2.13%	2.13%
Class I	1.08%	1.08%
Class R3	1.64%	1.56%
Class R4	1.33%	1.26%
Class R5	1.04%	0.96%
Class R6	0.92%	0.91%
Class Y	1.00%	0.96%
Class F	0.92%	0.91%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Small-cap securities can have greater risks and volatility than large-cap securities. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of April 30, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.3%
Consumer Discretionary	18.0
Consumer Staples	2.6
Energy	0.7
Financials	7.2
Health Care	23.3
Industrials	13.2
Information Technology	22.5
Materials	3.4
Real Estate	4.0

Total	96.2%

Short-Term Investments	3.0
Other Assets & Liabilities	0.8

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

12

Hartford Domestic Equity Funds

Benchmark Glossary (Unaudited)

Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.

Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.

Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes) The Russell 2000 Value Index is designed to measure the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.

Russell 2000 Index (reflects no deduction for fees, expenses or taxes) is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.

Russell 2500 Value Index (reflects no deduction for fees, expenses or taxes) measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index measures the performance of the 2,500 smallest U.S. companies based on their market capitalization and current index membership.

Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is designed to measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell MidCap Value Index (reflects no deduction for fees, expenses or taxes) measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index composed of 500 widely held common stocks.

S&P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.

S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index designed to measure the performance of the mid-cap segment of the market. The index is composed of 400 constituent companies.

13

Hartford Domestic Equity Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of November 1, 2018 through April 30, 2019, except as indicated below. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (front-end sales loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class’ annualized expense ratio multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses paid during the period November 1, 2018 through April 30, 2019	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses paid during the period November 1, 2018 through April 30, 2019	Annualized expense ratio
The Hartford Capital Appreciation Fund

Class A	$1,000.00	$1,137.20	$5.67	$1,000.00	$1,019.49	$5.36	1.07%
Class C	$1,000.00	$1,132.40	$10.20	$1,000.00	$1,015.22	$9.64	1.93%
Class I	$1,000.00	$1,138.80	$4.24	$1,000.00	$1,020.83	$4.01	0.80%
Class R3	$1,000.00	$1,135.00	$7.52	$1,000.00	$1,017.75	$7.10	1.42%
Class R4	$1,000.00	$1,136.80	$5.88	$1,000.00	$1,019.29	$5.56	1.11%
Class R5	$1,000.00	$1,138.60	$4.30	$1,000.00	$1,020.78	$4.06	0.81%
Class R6	$1,000.00	$1,139.30	$3.71	$1,000.00	$1,021.32	$3.51	0.70%
Class Y	$1,000.00	$1,138.90	$3.87	$1,000.00	$1,021.18	$3.66	0.73%
Class F	$1,000.00	$1,139.30	$3.71	$1,000.00	$1,021.32	$3.51	0.70%

Hartford Core Equity Fund

Class A	$1,000.00	$1,110.90	$3.82	$1,000.00	$1,021.18	$3.66	0.73%
Class C	$1,000.00	$1,106.40	$7.73	$1,000.00	$1,017.46	$7.40	1.48%
Class I	$1,000.00	$1,112.20	$2.41	$1,000.00	$1,022.51	$2.31	0.46%
Class R3	$1,000.00	$1,108.90	$5.70	$1,000.00	$1,019.39	$5.46	1.09%
Class R4	$1,000.00	$1,110.70	$3.98	$1,000.00	$1,021.03	$3.81	0.76%
Class R5	$1,000.00	$1,112.20	$2.57	$1,000.00	$1,022.37	$2.46	0.49%
Class R6	$1,000.00	$1,112.80	$2.04	$1,000.00	$1,022.86	$1.96	0.39%
Class Y	$1,000.00	$1,112.50	$2.20	$1,000.00	$1,022.71	$2.11	0.42%
Class F	$1,000.00	$1,112.80	$1.99	$1,000.00	$1,022.91	$1.91	0.38%

14

Hartford Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

	Actual Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses paid during the period November 1, 2018 through April 30, 2019		Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses paid during the period November 1, 2018 through April 30, 2019		Annualized expense ratio
The Hartford Dividend and Growth Fund

Class A	$1,000.00	$1,084.00	$5.12		$1,000.00	$1,019.89	$4.96		0.99%
Class C	$1,000.00	$1,079.30	$9.43		$1,000.00	$1,015.72	$9.15		1.83%
Class I	$1,000.00	$1,085.30	$3.77		$1,000.00	$1,021.18	$3.66		0.73%
Class R3	$1,000.00	$1,081.50	$6.97		$1,000.00	$1,018.10	$6.76		1.35%
Class R4	$1,000.00	$1,083.50	$5.42		$1,000.00	$1,019.59	$5.26		1.05%
Class R5	$1,000.00	$1,085.20	$3.83		$1,000.00	$1,021.13	$3.71		0.74%
Class R6	$1,000.00	$1,085.70	$3.31		$1,000.00	$1,021.62	$3.21		0.64%
Class Y	$1,000.00	$1,085.40	$3.52		$1,000.00	$1,021.42	$3.41		0.68%
Class F	$1,000.00	$1,085.50	$3.31		$1,000.00	$1,021.62	$3.21		0.64%

The Hartford Equity Income Fund

Class A	$1,000.00	$1,095.50	$5.20		$1,000.00	$1,019.84	$5.01		1.00%
Class C	$1,000.00	$1,091.00	$9.18		$1,000.00	$1,016.02	$8.85		1.77%
Class I	$1,000.00	$1,096.00	$4.11		$1,000.00	$1,020.88	$3.96		0.79%
Class R3	$1,000.00	$1,093.30	$7.11		$1,000.00	$1,018.00	$6.85		1.37%
Class R4	$1,000.00	$1,094.80	$5.51		$1,000.00	$1,019.54	$5.31		1.06%
Class R5	$1,000.00	$1,096.60	$3.95		$1,000.00	$1,021.03	$3.81		0.76%
Class R6	$1,000.00	$1,097.50	$3.43		$1,000.00	$1,021.52	$3.31		0.66%
Class Y	$1,000.00	$1,097.10	$3.69		$1,000.00	$1,021.27	$3.56		0.71%
Class F	$1,000.00	$1,096.90	$3.43		$1,000.00	$1,021.52	$3.31		0.66%

The Hartford Growth Opportunities Fund

Class A	$1,000.00	$1,181.30	$6.00		$1,000.00	$1,019.29	$5.56		1.11%
Class C	$1,000.00	$1,176.90	$10.15		$1,000.00	$1,015.47	$9.39		1.88%
Class I	$1,000.00	$1,182.60	$4.60		$1,000.00	$1,020.58	$4.26		0.85%
Class R3	$1,000.00	$1,179.30	$7.84		$1,000.00	$1,017.60	$7.25		1.45%
Class R4	$1,000.00	$1,180.80	$6.22		$1,000.00	$1,019.09	$5.76		1.15%
Class R5	$1,000.00	$1,182.70	$4.60		$1,000.00	$1,020.58	$4.26		0.85%
Class R6	$1,000.00	$1,183.30	$4.06		$1,000.00	$1,021.08	$3.76		0.75%
Class Y	$1,000.00	$1,183.00	$4.22		$1,000.00	$1,020.93	$3.91		0.78%
Class F	$1,000.00	$1,183.50	$4.06		$1,000.00	$1,021.08	$3.76		0.75%

The Hartford Healthcare Fund

Class A	$1,000.00	$1,054.80	$6.57		$1,000.00	$1,018.40	$6.46		1.29%
Class C	$1,000.00	$1,050.70	$10.53		$1,000.00	$1,014.53	$10.34		2.07%
Class I	$1,000.00	$1,056.20	$5.15		$1,000.00	$1,019.79	$5.06		1.01%
Class R3	$1,000.00	$1,053.00	$8.20		$1,000.00	$1,016.81	$8.05		1.61%
Class R4	$1,000.00	$1,054.60	$6.67		$1,000.00	$1,018.30	$6.56		1.31%
Class R5	$1,000.00	$1,055.80	$5.20		$1,000.00	$1,019.74	$5.11		1.02%
Class R6(1)	$1,000.00	$989.20	$1.50	(2)	$1,000.00	$1,020.33	$4.51	(3)	0.90%
Class Y	$1,000.00	$1,056.50	$4.74		$1,000.00	$1,020.18	$4.66		0.93%
Class F	$1,000.00	$1,057.00	$4.59		$1,000.00	$1,020.33	$4.51		0.90%

The Hartford MidCap Fund

Class A	$1,000.00	$1,148.90	$5.86		$1,000.00	$1,019.34	$5.51		1.10%
Class C	$1,000.00	$1,144.20	$9.99		$1,000.00	$1,015.47	$9.39		1.88%
Class I	$1,000.00	$1,150.60	$4.43		$1,000.00	$1,020.68	$4.16		0.83%
Class R3	$1,000.00	$1,147.00	$7.72		$1,000.00	$1,017.60	$7.25		1.45%
Class R4	$1,000.00	$1,148.60	$6.07		$1,000.00	$1,019.14	$5.71		1.14%
Class R5	$1,000.00	$1,150.40	$4.48		$1,000.00	$1,020.63	$4.21		0.84%
Class R6	$1,000.00	$1,151.20	$3.95		$1,000.00	$1,021.13	$3.71		0.74%
Class Y	$1,000.00	$1,150.70	$4.21		$1,000.00	$1,020.88	$3.96		0.79%
Class F	$1,000.00	$1,151.10	$3.95		$1,000.00	$1,021.13	$3.71		0.74%

15

Hartford Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses paid during the period November 1, 2018 through April 30, 2019	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses paid during the period November 1, 2018 through April 30, 2019	Annualized expense ratio
The Hartford MidCap Value Fund

Class A	$1,000.00	$1,091.50	$6.33	$1,000.00	$1,018.75	$6.11	1.22%
Class C	$1,000.00	$1,087.80	$10.56	$1,000.00	$1,014.68	$10.19	2.04%
Class I	$1,000.00	$1,093.20	$4.77	$1,000.00	$1,020.23	$4.61	0.92%
Class R3	$1,000.00	$1,090.30	$7.88	$1,000.00	$1,017.26	$7.60	1.52%
Class R4	$1,000.00	$1,091.50	$6.27	$1,000.00	$1,018.79	$6.06	1.21%
Class R5	$1,000.00	$1,092.80	$4.83	$1,000.00	$1,020.18	$4.66	0.93%
Class Y	$1,000.00	$1,093.80	$4.46	$1,000.00	$1,020.53	$4.31	0.86%
Class F	$1,000.00	$1,093.90	$4.15	$1,000.00	$1,020.83	$4.01	0.80%

Hartford Quality Value Fund

Class A	$1,000.00	$1,081.20	$4.59	$1,000.00	$1,020.38	$4.46	0.89%
Class C	$1,000.00	$1,076.90	$8.70	$1,000.00	$1,016.41	$8.45	1.69%
Class I	$1,000.00	$1,083.20	$2.94	$1,000.00	$1,021.97	$2.86	0.57%
Class R3	$1,000.00	$1,079.40	$5.98	$1,000.00	$1,019.04	$5.81	1.16%
Class R4	$1,000.00	$1,081.60	$4.49	$1,000.00	$1,020.48	$4.36	0.87%
Class R5	$1,000.00	$1,082.70	$2.94	$1,000.00	$1,021.97	$2.86	0.57%
Class R6	$1,000.00	$1,083.40	$2.38	$1,000.00	$1,022.51	$2.31	0.46%
Class Y	$1,000.00	$1,083.20	$2.63	$1,000.00	$1,022.27	$2.56	0.51%
Class F	$1,000.00	$1,083.50	$2.38	$1,000.00	$1,022.51	$2.31	0.46%

The Hartford Small Cap Growth Fund

Class A	$1,000.00	$1,104.40	$6.37	$1,000.00	$1,018.75	$6.11	1.22%
Class C	$1,000.00	$1,100.30	$10.15	$1,000.00	$1,015.13	$9.74	1.95%
Class I	$1,000.00	$1,106.40	$4.44	$1,000.00	$1,020.58	$4.26	0.85%
Class R3	$1,000.00	$1,102.90	$7.66	$1,000.00	$1,017.51	$7.35	1.47%
Class R4	$1,000.00	$1,104.70	$6.11	$1,000.00	$1,018.99	$5.86	1.17%
Class R5	$1,000.00	$1,106.30	$4.49	$1,000.00	$1,020.53	$4.31	0.86%
Class R6	$1,000.00	$1,106.80	$3.97	$1,000.00	$1,021.03	$3.81	0.76%
Class Y	$1,000.00	$1,106.60	$4.18	$1,000.00	$1,020.83	$4.01	0.80%
Class F	$1,000.00	$1,107.00	$3.97	$1,000.00	$1,021.03	$3.81	0.76%

Hartford Small Cap Value Fund

Class A	$1,000.00	$1,074.60	$6.43	$1,000.00	$1,018.60	$6.26	1.25%
Class C	$1,000.00	$1,070.60	$10.47	$1,000.00	$1,014.68	$10.19	2.04%
Class I	$1,000.00	$1,076.70	$4.69	$1,000.00	$1,020.28	$4.56	0.91%
Class R3	$1,000.00	$1,074.50	$7.15	$1,000.00	$1,017.90	$6.95	1.39%
Class R4	$1,000.00	$1,075.10	$6.17	$1,000.00	$1,018.84	$6.01	1.20%
Class R5	$1,000.00	$1,076.40	$4.63	$1,000.00	$1,020.33	$4.51	0.90%
Class R6	$1,000.00	$1,077.20	$4.12	$1,000.00	$1,020.83	$4.01	0.80%
Class Y	$1,000.00	$1,076.70	$4.38	$1,000.00	$1,020.58	$4.26	0.85%
Class F	$1,000.00	$1,077.00	$4.12	$1,000.00	$1,020.83	$4.01	0.80%

16

Hartford Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses paid during the period November 1, 2018 through April 30, 2019	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses paid during the period November 1, 2018 through April 30, 2019	Annualized expense ratio
The Hartford Small Company Fund

Class A	$1,000.00	$1,150.30	$7.09	$1,000.00	$1,018.20	$6.66	1.33%
Class C	$1,000.00	$1,146.00	$11.33	$1,000.00	$1,014.23	$10.64	2.13%
Class I	$1,000.00	$1,152.20	$5.76	$1,000.00	$1,019.44	$5.41	1.08%
Class R3	$1,000.00	$1,149.70	$8.26	$1,000.00	$1,017.11	$7.75	1.55%
Class R4	$1,000.00	$1,151.50	$6.67	$1,000.00	$1,018.60	$6.26	1.25%
Class R5	$1,000.00	$1,152.80	$5.07	$1,000.00	$1,020.08	$4.76	0.95%
Class R6	$1,000.00	$1,153.00	$4.80	$1,000.00	$1,020.33	$4.51	0.90%
Class Y(4)	$1,000.00	$1,153.10	$4.80	$1,000.00	$1,020.33	$4.51	0.90%
Class F	$1,000.00	$1,153.10	$4.80	$1,000.00	$1,020.33	$4.51	0.90%

(1)	Inception date of Class R6 shares was February 28, 2019.
(2)	Expenses paid during the period February 28, 2019 through April 30, 2019.
(3)

Please note that while Class R6 shares commenced operations on February 28, 2019, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period November 1, 2018 to April 30, 2019.

(4)

Effective May 1, 2019, a new transfer agency fee arrangement was implemented. Had the new arrangement been in effect during the period, the annualized expense ratio would have been 0.95%, and the expenses paid in the actual and hypothetical examples would have been $5.07 and $4.76, respectively.

17

The Hartford Capital Appreciation Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.9%
	Automobiles & Components - 0.8%
383,530	Aptiv plc	$32,868,521
26,785	Cie Generale des Etablissements Michelin SCA	3,463,582
150,270	Delphi Technologies plc	3,325,475
88,615	Ferrari N.V.	12,018,989
190,160	Valeo S.A.(1)	6,916,637

		58,593,204

	Banks - 3.2%
2,606,182	Bank of America Corp.	79,697,046
69,296	First Republic Bank	7,319,043
375,156	HDFC Bank Ltd.	12,499,761
2,423	HDFC Bank Ltd. ADR	277,797
704,864	ING Groep N.V.(1)	8,994,083
314,709	JP Morgan Chase & Co.	36,521,979
1,461,478	KeyCorp.	25,648,939
455,919	PNC Financial Services Group, Inc.	62,428,989

		233,387,637

	Capital Goods - 4.2%
56,557	Airbus SE	7,744,330
296,352	General Dynamics Corp.	52,964,030
806,800	Harry’s Manufacturing, Inc.(2)(3)(4)	12,182,680
286,510	Ingersoll-Rand plc	35,128,991
143,525	L3 Technologies, Inc.	31,371,695
264,837	Lockheed Martin Corp.	88,278,117
148,292	Northrop Grumman Corp.	42,991,334
123,478	Rockwell Automation, Inc.	22,313,709
75,610	Safran S.A.	11,021,003

		303,995,889

	Commercial & Professional Services - 3.2%
124,348	CoStar Group, Inc.*	61,707,695
299,420	Equifax, Inc.	37,711,949
192,777	IHS Markit Ltd.*	11,038,411
155,726	Intertek Group plc	10,892,068
4,595	Klarna Holding AB(2)(3)(4)	793,480
171,795	Recruit Holdings Co., Ltd.	5,173,410
734,251	Republic Services, Inc.	60,810,668
316,974	TransUnion	22,077,239
205,858	Waste Connections, Inc.	19,097,447

		229,302,367

	Consumer Durables & Apparel - 3.5%
1,353,960	NIKE, Inc. Class B	118,918,307
112,789	Tapestry, Inc.	3,639,701
1,487,897	Under Armour, Inc. Class A*	34,355,542
2,979,490	Under Armour, Inc. Class C*	61,735,033
351,562	VF Corp.	33,190,968

		251,839,551

	Consumer Services - 4.3%
28,948	Chipotle Mexican Grill, Inc.*	19,917,382
33,545	Domino’s Pizza, Inc.	9,076,606
5,654,566	DraftKings, Inc.(2)(3)(4)	16,058,967
605,550	Hilton Worldwide Holdings, Inc.	52,676,795
911,645	Las Vegas Sands Corp.	61,125,797
91,567	Marriott International, Inc. Class A	12,491,570
284,959	Marriott Vacations Worldwide Corp.	30,100,219
417,797	McDonald’s Corp.	82,544,153
81,378	New Oriental Education & Technology Group, Inc. ADR*	7,768,344
172,542	Royal Caribbean Cruises Ltd.	20,867,230

		312,627,063

	Diversified Financials - 3.2%
861,448	American Express Co.	100,987,549
152,260	Intercontinental Exchange, Inc.	12,386,351

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.9% - (continued)
	Diversified Financials - 3.2% - (continued)
1,339,319	J2 Acquisition Ltd.*(5)	$11,819,490
1,087,552	Morgan Stanley	52,474,384
1,299,862	Natixis S.A.	7,659,749
429,854	State Street Corp.	29,083,922
336,967	TD Ameritrade Holding Corp.	17,717,725

		232,129,170

	Energy - 0.9%
172,778	Diamondback Energy, Inc.	18,381,851
1,349,112	Encana Corp.	9,345,196
265,674	EOG Resources, Inc.	25,517,988
190,132	Total S.A.	10,569,583

		63,814,618

	Food & Staples Retailing - 2.3%
149,485	Costco Wholesale Corp.	36,703,052
1,261,541	Walmart, Inc.	129,736,877

		166,439,929

	Food, Beverage & Tobacco - 4.4%
764,092	Altria Group, Inc.	41,513,118
1,607,553	Coca-Cola Co.	78,866,550
1,785,147	Diageo plc	75,257,732
406,392	Lamb Weston Holdings, Inc.	28,467,760
339,655	Monster Beverage Corp.*	20,243,438
577,710	PepsiCo., Inc.	73,975,766

		318,324,364

	Health Care Equipment & Services - 10.1%
336,902	Alcon, Inc.*(1)	19,607,696
167,832	Align Technology, Inc.*	54,491,694
878,770	Baxter International, Inc.	67,050,151
114,079	Becton Dickinson and Co.	27,463,378
388,928	Cerner Corp.*	25,844,266
595,123	Danaher Corp.	78,818,090
393,919	Haemonetics Corp.*	34,381,250
467,508	Hologic, Inc.*	21,683,021
447,957	Insulet Corp.*	38,636,291
23,621	Intuitive Surgical, Inc.*	12,061,591
147,343	Koninklijke Philips N.V.	6,327,457
1,318,287	Medtronic plc	117,077,069
243,412	Penumbra, Inc.*(1)	32,738,914
314,143	Stryker Corp.	59,344,754
71,203	Teleflex, Inc.	20,376,875
246,552	UnitedHealth Group, Inc.	57,463,875
269,957	Veeva Systems, Inc. Class A*	37,758,886
61,312	WellCare Health Plans, Inc.*	15,839,955

		726,965,213

	Household & Personal Products - 1.1%
945,708	Colgate-Palmolive Co.	68,838,086
123,520	Shiseido Co., Ltd.	9,715,832

		78,553,918

	Insurance - 4.1%
956,370	Aflac, Inc.	48,181,920
508,843	Arthur J Gallagher & Co.	42,549,452
500,305	Chubb Ltd.	72,644,286
350,293	Lincoln National Corp.	23,371,549
473,346	Marsh & McLennan Cos., Inc.	44,631,794
853,647	Ping An Insurance Group Co. of China Ltd. Class H	10,333,104
537,892	Unum Group	19,858,973
166,588	Willis Towers Watson plc	30,708,832

		292,279,910

	Materials - 3.7%
790,985	Alcoa Corp.*	21,103,480
207,228	Anglo American plc	5,377,504

The accompanying notes are an integral part of these financial statements.

18

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.9% - (continued)
	Materials - 3.7% - (continued)
378,616	CF Industries Holdings, Inc.	$16,954,424
307,214	Eastman Chemical Co.	24,233,040
656,037	FMC Corp.	51,866,285
1,632,622	Freeport-McMoRan, Inc.	20,097,577
590,849	Linde plc	106,506,441
391,707	Nucor Corp.	22,354,719

		268,493,470

	Media & Entertainment - 5.2%
174,293	Activision Blizzard, Inc.	8,402,666
55,435	Alphabet, Inc. Class A*	66,464,348
11,650	Alphabet, Inc. Class C*	13,845,792
34,569	Charter Communications, Inc. Class A*	12,831,667
493,702	Facebook, Inc. Class A*	95,481,967
152,993	Netflix, Inc.*	56,690,026
558,005	Ocean Outdoor Ltd.*(5)	4,408,239
1,217,495	Pinterest, Inc. Class A*	37,717,995
344,809	Spotify Technology S.A.*	46,814,718
253,707	Tencent Holdings Ltd.	12,504,620
544,780	Yandex N.V. Class A*	20,391,115

		375,553,153

	Pharmaceuticals, Biotechnology & Life Sciences - 6.3%
257,812	Agilent Technologies, Inc.	20,238,242
202,716	Alnylam Pharmaceuticals, Inc.*	18,110,647
286,759	Bausch Health Cos., Inc.*	6,621,265
343,641	Bristol-Myers Squibb Co.	15,955,252
1,058,496	Elanco Animal Health, Inc.*	33,342,624
425,379	Exact Sciences Corp.*	41,980,654
239,532	Heron Therapeutics, Inc.*	5,193,054
277,136	Ionis Pharmaceuticals, Inc.*	20,599,519
765,333	Johnson & Johnson	108,065,020
906,723	Merck & Co., Inc.	71,368,167
27,584	Mettler-Toledo International, Inc.*	20,557,252
438,796	Moderna, Inc.(3)(4)	11,193,423
1,522,797	Pfizer, Inc.	61,840,786
117,866	Seattle Genetics, Inc.*	7,988,957
32,621	Thermo Fisher Scientific, Inc.	9,050,696

		452,105,558

	Real Estate - 4.3%
107,349	Alexandria Real Estate Equities, Inc. REIT	15,285,424
379,634	American Tower Corp. REIT	74,142,520
233,462	AvalonBay Communities, Inc. REIT	46,909,520
52,795	Boston Properties, Inc. REIT	7,265,648
306,476	Crown Castle International Corp. REIT	38,548,551
45,374	Equinix, Inc. REIT	20,631,558
472,500	Mitsui Fudosan Co., Ltd. REIT	10,944,009
283,261	Public Storage REIT	62,651,668
170,703	Simon Property Group, Inc. REIT	29,651,111
8,145	WeWork Companies, Inc. Class A(2)(3)(4)	553,860

		306,583,869

	Retailing - 5.9%
169,439	Alibaba Group Holding Ltd. ADR*	31,442,795
76,959	Amazon.com, Inc.*	148,263,053
3,876	Booking Holdings, Inc.*	7,189,941
343,577	Delivery Hero SE*(5)	15,834,285
402,997	Expedia Group, Inc.	52,325,131
128,682	Home Depot, Inc.	26,212,523
10,615	JAND, Inc. Class A(2)(3)(4)	146,381
1,550,001	Just Eat plc*	14,170,132
466,367	Lowe’s Cos., Inc.	52,764,762
1,034,705	TJX Cos., Inc.	56,784,610
316,327	Tory Burch LLC*(2)(3)(4)	18,574,703

		423,708,316

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.9% - (continued)
	Semiconductors & Semiconductor Equipment - 3.7%
1,820,017	Advanced Micro Devices, Inc.*	$50,287,070
311,982	Analog Devices, Inc.	36,264,787
40,883	Broadcom, Inc.	13,017,147
2,018,790	Marvell Technology Group Ltd.	50,510,126
1,519,029	Micron Technology, Inc.*	63,890,360
407,269	NXP Semiconductors N.V.	43,015,752
1,485,835	Taiwan Semiconductor Manufacturing Co., Ltd.	12,475,116

		269,460,358

	Software & Services - 10.8%
142,569	2U, Inc.*	8,625,425
248,607	Accenture plc Class A	45,413,041
42,109	Adobe, Inc.*	12,180,028
85,781	Capgemini SE	10,409,890
224,070	FleetCor Technologies, Inc.*	58,471,066
680,825	Genpact Ltd.	24,713,948
208,385	Global Payments, Inc.	30,438,797
802,858	GoDaddy, Inc. Class A*	65,432,927
515,911	Guidewire Software, Inc.*	54,944,521
32,524	Intuit, Inc.	8,165,475
596,754	Microsoft Corp.	77,936,072
53,991	PayPal Holdings, Inc.*	6,088,565
264,361	ServiceNow, Inc.*	71,776,655
190,568	Shopify, Inc. Class A*	46,409,025
193,339	Splunk, Inc.*	26,688,516
634,168	SS&C Technologies Holdings, Inc.	42,907,807
121,366	VeriSign, Inc.*	23,963,717
277,549	Visa, Inc. Class A	45,637,382
239,939	VMware, Inc. Class A	48,978,748
59,789	WEX, Inc.*	12,573,627
283,145	Workday, Inc. Class A*	58,223,106

		779,978,338

	Technology Hardware & Equipment - 2.6%
246,342	Apple, Inc.	49,433,449
200,592	CDW Corp.	21,182,515
532,600	Flex Ltd.*	5,879,904
14,975	Keyence Corp.	9,356,282
630,252	TE Connectivity Ltd.	60,283,604
762,962	Western Digital Corp.	39,002,617

		185,138,371

	Telecommunication Services - 2.2%
1,836,398	AT&T, Inc.	56,854,882
35,201,482	China Tower Corp. Ltd. Class H(5)	9,530,341
728,293	T-Mobile US, Inc.*	53,158,106
710,422	Verizon Communications, Inc.	40,629,034

		160,172,363

	Transportation - 2.8%
695,951	Canadian National Railway Co.	64,644,429
806,757	CSX Corp.	64,242,060
196,721	Expeditors International of Washington, Inc.	15,623,582
300,042	Union Pacific Corp.	53,119,436

		197,629,507

	Utilities - 2.1%
373,109	Dominion Energy, Inc.	29,053,998
483,758	NRG Energy, Inc.	19,916,317
353,838	Sempra Energy	45,273,572
1,074,471	Southern Co.	57,183,346

		151,427,233

	Total Common Stocks (cost $6,002,541,182)	$6,838,503,369

The accompanying notes are an integral part of these financial statements.

19

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 2.7%
	Commercial & Professional Services - 0.0%
33,739	Rubicon Global Holdings LLC Series C*(2)(3)(4)	$685,914

	Consumer Services - 0.0%
10,074	Airbnb, Inc. Series E*(2)(3)(4)	1,285,644

	Diversified Financials - 0.1%
348,919	Social Finance, Inc. Series F*(2)(3)(4)	5,673,423

	Real Estate - 1.2%
674,436	WeWork Companies, Inc. Series D-1*(2)(3)(4)	45,861,648
599,094	WeWork Companies, Inc. Series D-2*(2)(3)(4)	40,738,392

		86,600,040

	Retailing - 0.2%
448,670	Coupang LLC*(2)(3)(4)	2,557,778
278,194	Honest Co., Inc.*(2)(3)(4)	10,412,801
23,702	JAND, Inc. Series D*(2)(3)(4)	332,065

		13,302,644

	Software & Services - 1.2%
566,622	Essence Group Holdings Corp. Series 3*(2)(3)(4)	1,286,232
77,707	Lookout, Inc. Series F*(2)(3)(4)	590,573
95,031	MarkLogic Corp. Series F*(2)(3)(4)	960,764
762,016	Pinterest, Inc. Series G*(3)(4)	21,403,912
47,064	Sharecare, Inc. Series B2*(2)(3)(4)	10,617,638
1,025,459	Uber Technologies, Inc. Series D*(2)(3)(4)	48,196,573

		83,055,692

	Total Preferred Stocks (cost $89,686,443)	$190,603,357

CONVERTIBLE PREFERRED STOCKS - 0.0%
	Retailing - 0.0%
28,025	Honest Co., Inc. Series C(2)(3)(4)	$886,150

	Total Convertible Preferred Stocks (cost $758,281)	$886,150

ESCROWS - 0.0%(6)
	Capital Goods - 0.0%
372,334	Lithium Technology Corp.*(2)(3)(4)	$3,724

	Consumer Durables & Apparel - 0.0%
83,332	One Kings Lane, Inc.*(2)(3)(4)	13,333

	Software & Services - 0.0%
143,626	Birst, Inc.*(2)(3)(4)	7,469
143,626	Birst, Inc. Earnout*(2)(3)(4)	—
58,205	Veracode, Inc.*(2)(3)(4)	31,663

		39,132

	Total Escrows (cost $—)	$56,189

WARRANTS - 0.0%
	Diversified Financials - 0.0%
749,900	J2 Acquisition Ltd. Expires 9/7/27*	$131,232

	Total Warrants (cost $7,499)	$131,232

CLOSED END FUNDS - 0.5%
	Other Investment Pools & Funds - 0.5%
506,700	Altaba, Inc.*	$38,200,113

	Total Closed Funds (cost $34,412,570)	$38,200,113

	Total Long-Term Investments (cost $6,127,405,975)	$7,068,380,410

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.9%
	Other Investment Pools & Funds - 1.7%
126,579,959	Fidelity Institutional Government Fund, Institutional Class, 2.37%(7)	$126,579,959

	Securities Lending Collateral - 0.2%
606,638	Citibank NA DDCA, 2.42%, 5/1/2019(7)	606,638
5,901,483	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.34%(7)	5,901,483
1,256,058	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.36%(7)	1,256,058
2,168,755	Invesco Government & Agency Portfolio, Institutional Class, 2.33%(7)	2,168,755
2,015,166	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(7)	2,015,166
184,650	Western Asset Institutional Government Class A Fund, Institutional Class, 2.29%(7)	184,650

		12,132,750

	Total Short-Term Investments (cost $138,712,709)	$138,712,709

Total Investments (cost $6,266,118,684)	100.0%	$7,207,093,119
Other Assets and Liabilities	0.0%	(2,239,663)

Total Net Assets	100.0%	$7,204,853,456

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviations used in the Schedules of Investments.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Investment valued using significant unobservable inputs.

(3)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2019, the aggregate fair value of these securities was $251,049,190, which represented 3.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

The accompanying notes are an integral part of these financial statements.

20

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

(4)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $251,049,190 or 3.5% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
06/2015	Airbnb, Inc. SeriesE Preferred	10,074	$937,833	$1,285,644
03/2015	Birst, Inc.	143,626	—	7,469
03/2015	Birst, Inc. Earnout	143,626	—	—
11/2014	Coupang LLC Preferred	448,670	1,396,764	2,557,778
12/2014	DraftKings, Inc.	5,654,566	20,596,932	16,058,967
05/2014	Essence Group Holdings Corp. Series 3 Preferred	566,622	895,999	1,286,232
06/2015	Harry’s Manufacturing, Inc.	806,800	10,846,942	12,182,680
08/2015	Honest Co., Inc. Preferred	278,194	12,728,766	10,412,801
08/2014	Honest Co., Inc. Series C Convertible Preferred	28,025	758,281	886,150
04/2015	JAND, Inc. Class A	10,615	121,916	146,381
04/2015	JAND, Inc. Series D Preferred	23,702	272,225	332,065
08/2015	Klarna Holding AB	4,595	503,982	793,480
08/2017	Lithium Technology Corp.	372,334	—	3,724
07/2014	Lookout, Inc. Series F Preferred	77,707	887,655	590,573
04/2015	MarkLogic Corp. Series F Preferred	95,031	1,103,709	960,764
12/2014	Moderna, Inc.	438,796	5,900,771	11,193,423
01/2014	One Kings Lane, Inc.	83,332	—	13,333
03/2015	Pinterest, Inc. Series G Preferred	762,016	16,411,763	21,403,912

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
09/2015	Rubicon Global Holdings LLC Series C Preferred	33,739	$673,447	$685,914
03/2015	Sharecare, Inc. Series B2 Preferred	47,064	11,759,882	10,617,638
09/2015	Social Finance, Inc. Series F Preferred	348,919	5,504,651	5,673,423
11/2013	Tory Burch LLC	316,327	24,792,581	18,574,703
06/2014	Uber Technologies, Inc. Series D Preferred	1,025,459	15,907,997	48,196,573
04/2017	Veracode, Inc.	58,205	—	31,663
12/2014	WeWork Companies, Inc. Class A	8,145	135,624	553,860
12/2014	WeWork Companies, Inc. Series D-1 Preferred	674,436	11,230,142	45,861,648
12/2014	WeWork Companies, Inc. Series D-2 Preferred	599,094	9,975,610	40,738,392

			$153,343,472	$251,049,190

(5)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $41,592,355, representing 0.6% of net assets.

(6)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(7)	Current yield as of period end.

Futures Contracts Outstanding at April 30, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	733	06/21/2019	$108,062,525	$1,672,117

Total futures contracts				$1,672,117

Foreign Currency Contracts Outstanding at April 30, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
234,853,851	JPY	2,099,721	USD	SSG	05/08/19	$9,989	$—

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

21

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$58,593,204	$36,193,996	$22,399,208	$—
Banks	233,387,637	211,893,793	21,493,844	—
Capital Goods	303,995,889	273,047,876	18,765,333	12,182,680
Commercial & Professional Services	229,302,367	212,443,409	16,065,478	793,480
Consumer Durables & Apparel	251,839,551	251,839,551	—	—
Consumer Services	312,627,063	296,568,096	—	16,058,967
Diversified Financials	232,129,170	224,469,421	7,659,749	—
Energy	63,814,618	53,245,035	10,569,583	—
Food & Staples Retailing	166,439,929	166,439,929	—	—
Food, Beverage & Tobacco	318,324,364	243,066,632	75,257,732	—
Health Care Equipment & Services	726,965,213	720,637,756	6,327,457	—
Household & Personal Products	78,553,918	68,838,086	9,715,832	—
Insurance	292,279,910	281,946,806	10,333,104	—
Materials	268,493,470	263,115,966	5,377,504	—
Media & Entertainment	375,553,153	363,048,533	12,504,620	—
Pharmaceuticals, Biotechnology & Life Sciences	452,105,558	440,912,135	11,193,423	—
Real Estate	306,583,869	295,086,000	10,944,009	553,860
Retailing	423,708,316	390,817,100	14,170,132	18,721,084
Semiconductors & Semiconductor Equipment	269,460,358	256,985,242	12,475,116	—
Software & Services	779,978,338	769,568,448	10,409,890	—
Technology Hardware & Equipment	185,138,371	175,782,089	9,356,282	—
Telecommunication Services	160,172,363	150,642,022	9,530,341	—
Transportation	197,629,507	197,629,507	—	—
Utilities	151,427,233	151,427,233	—	—
Preferred Stocks	190,603,357	—	21,403,912	169,199,445
Convertible Preferred Stocks	886,150	—	—	886,150
Escrows	56,189	—	—	56,189
Warrants	131,232	131,232	—	—
Closed End Funds	38,200,113	38,200,113	—	—
Short-Term Investments	138,712,709	138,712,709	—	—
Foreign Currency Contracts(2)	9,989	—	9,989	—
Futures Contracts(2)	1,672,117	1,672,117	—	—

Total	$7,208,775,225	$6,674,360,832	$315,962,538	$218,451,855

(1)

For the six-month period ended April 30, 2019, investments valued at $23,359,734 were transferred out of Level 3 due to the expiration of trading restrictions and there were no transfers in to Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2019:

	Common Stocks	Preferred Stocks	Convertible Preferred Stocks	Escrows	Total
Beginning balance	$50,975,578	$185,270,623	$857,565	$85,346	$237,189,112
Purchases	—	—	—	—	—
Sales	(2,571,372)	(4,754,592)	—	(30,545)	(7,356,509)
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	1,778,477	3,288,491	—	30,545	5,097,513
Net change in unrealized appreciation/(depreciation)	3,470,286	3,411,759	28,585	(29,157)	6,881,473
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	(5,342,898)	(18,016,836)	—	—	(23,359,734)

Ending balance	$48,310,071	$169,199,445	$886,150	$56,189	218,451,855

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at April 30, 2019 was $10,633,902.

The accompanying notes are an integral part of these financial statements.

22

Hartford Core Equity Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8%
	Banks - 8.0%
3,888,583	Bank of America Corp.	$118,912,868
1,312,723	Fifth Third Bancorp	37,832,677
1,058,012	JP Morgan Chase & Co.	122,782,293
659,192	PNC Financial Services Group, Inc.	90,263,160

		369,790,998

	Capital Goods - 5.3%
601,857	AMETEK, Inc.	53,065,732
981,947	Fortune Brands Home & Security, Inc.	51,827,163
328,130	Illinois Tool Works, Inc.	51,066,872
274,945	Raytheon Co.	48,827,482
242,103	Snap-on, Inc.	40,741,093

		245,528,342

	Commercial & Professional Services - 2.5%
233,912	Equifax, Inc.	29,461,216
632,365	IHS Markit Ltd.*	36,209,220
609,906	Republic Services, Inc.	50,512,415

		116,182,851

	Consumer Durables & Apparel - 2.8%
843,385	NIKE, Inc. Class B	74,074,505
578,896	VF Corp.	54,653,571

		128,728,076

	Consumer Services - 2.6%
523,464	Hilton Worldwide Holdings, Inc.	45,536,134
377,504	McDonald’s Corp.	74,583,465

		120,119,599

	Diversified Financials - 2.2%
426,586	American Express Co.	50,008,677
542,678	Capital One Financial Corp.	50,376,799

		100,385,476

	Energy - 1.9%
730,182	Continental Resources, Inc.*	33,581,070
577,717	EOG Resources, Inc.	55,489,718

		89,070,788

	Food & Staples Retailing - 3.0%
268,046	Costco Wholesale Corp.	65,813,334
714,903	Walmart, Inc.	73,520,625

		139,333,959

	Food, Beverage & Tobacco - 3.0%
260,567	Constellation Brands, Inc. Class A	55,154,217
738,818	Kellogg Co.	44,550,725
675,310	Monster Beverage Corp.*	40,248,476

		139,953,418

	Health Care Equipment & Services - 10.1%
790,354	Abbott Laboratories	62,880,564
171,968	Anthem, Inc.	45,232,743
996,527	Baxter International, Inc.	76,035,010
366,863	Danaher Corp.	48,587,336
893,423	Hologic, Inc.*	41,436,959
312,910	Laboratory Corp. of America Holdings*	50,040,567
702,150	Medtronic plc	62,357,942
335,403	UnitedHealth Group, Inc.	78,172,377

		464,743,498

	Household & Personal Products - 4.3%
973,694	Colgate-Palmolive Co.	70,875,186
133,280	Estee Lauder Cos., Inc. Class A	22,898,837
991,949	Procter & Gamble Co.	105,622,730

		199,396,753

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8% - (continued)
	Insurance - 3.6%
588,059	Allstate Corp.	$58,253,124
639,318	Athene Holding Ltd. Class A*	28,871,601
538,759	Chubb Ltd.	78,227,807

		165,352,532

	Materials - 2.1%
319,629	Ecolab, Inc.	58,837,306
299,513	PPG Industries, Inc.	35,192,778

		94,030,084

	Media & Entertainment - 6.1%
101,423	Alphabet, Inc. Class A*	121,602,120
26,222	Alphabet, Inc. Class C*	31,164,322
268,509	Facebook, Inc. Class A*	51,929,641
551,993	Walt Disney Co.	75,606,481

		280,302,564

	Pharmaceuticals, Biotechnology & Life Sciences - 5.5%
235,844	Allergan plc	34,669,068
671,758	Eli Lilly & Co.	78,622,556
883,891	Merck & Co., Inc.	69,571,061
247,907	Thermo Fisher Scientific, Inc.	68,781,797

		251,644,482

	Real Estate - 2.1%
267,937	American Tower Corp. REIT	52,328,096
325,879	Boston Properties, Inc. REIT	44,847,468

		97,175,564

	Retailing - 3.7%
30,787	Amazon.com, Inc.*	59,311,771
25,084	Booking Holdings, Inc.*	46,530,569
1,179,000	TJX Cos., Inc.	64,703,520

		170,545,860

	Semiconductors & Semiconductor Equipment - 2.8%
785,639	Micron Technology, Inc.*	33,043,976
1,247,142	ON Semiconductor Corp.*	28,759,095
327,755	QUALCOMM, Inc.	28,229,538
810,887	Teradyne, Inc.	39,733,463

		129,766,072

	Software & Services - 12.4%
835,388	GoDaddy, Inc. Class A*	68,084,122
793,926	Leidos Holdings, Inc.	58,337,682
383,199	Mastercard, Inc. Class A	97,424,514
1,069,497	Microsoft Corp.	139,676,308
357,399	salesforce.com, Inc.*	59,095,925
845,607	SS&C Technologies Holdings, Inc.	57,213,770
446,821	Total System Services, Inc.	45,682,979
223,876	Workday, Inc. Class A*	46,035,622

		571,550,922

	Technology Hardware & Equipment - 5.1%
453,026	Apple, Inc.	90,908,727
373,402	CDW Corp.	39,431,251
437,071	Motorola Solutions, Inc.	63,335,959
544,073	NetApp, Inc.	39,635,718

		233,311,655

	Telecommunication Services - 1.8%
1,453,111	Verizon Communications, Inc.	83,103,418

	Transportation - 1.1%
251,302	Norfolk Southern Corp.	51,270,634

	Utilities - 4.8%
898,288	American Electric Power Co., Inc.	76,848,538
453,835	NextEra Energy, Inc.	88,243,678

The accompanying notes are an integral part of these financial statements.

23

Hartford Core Equity Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8% - (continued)
	Utilities - 4.8% - (continued)
588,549	Pinnacle West Capital Corp.	$56,071,063

		221,163,279

	Total Common Stocks (cost $3,480,238,825)	$4,462,450,824

SHORT-TERM INVESTMENTS - 3.0%
	Other Investment Pools & Funds - 3.0%
137,998,176	Fidelity Institutional Government Fund, Institutional Class, 2.37%(1)	$137,998,176

	Total Short-Term Investments (cost $137,998,176)	$137,998,176

Total Investments (cost $3,618,237,001)	99.8%	$4,600,449,000
Other Assets and Liabilities	0.2%	7,606,424

Total Net Assets	100.0%	$4,608,055,424

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviations used in the Schedules of Investments.

*	Non-income producing.

(1)	Current yield as of period end.

Futures Contracts Outstanding at April 30, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	276	06/21/2019	$40,689,300	$1,373,251

Total futures contracts				$1,373,251

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

24

Hartford Core Equity Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$369,790,998	$369,790,998	$—	$—
Capital Goods	245,528,342	245,528,342	—	—
Commercial & Professional Services	116,182,851	116,182,851	—	—
Consumer Durables & Apparel	128,728,076	128,728,076	—	—
Consumer Services	120,119,599	120,119,599	—	—
Diversified Financials	100,385,476	100,385,476	—	—
Energy	89,070,788	89,070,788	—	—
Food & Staples Retailing	139,333,959	139,333,959	—	—
Food, Beverage & Tobacco	139,953,418	139,953,418	—	—
Health Care Equipment & Services	464,743,498	464,743,498	—	—
Household & Personal Products	199,396,753	199,396,753	—	—
Insurance	165,352,532	165,352,532	—	—
Materials	94,030,084	94,030,084	—	—
Media & Entertainment	280,302,564	280,302,564	—	—
Pharmaceuticals, Biotechnology & Life Sciences	251,644,482	251,644,482	—	—
Real Estate	97,175,564	97,175,564	—	—
Retailing	170,545,860	170,545,860	—	—
Semiconductors & Semiconductor Equipment	129,766,072	129,766,072	—	—
Software & Services	571,550,922	571,550,922	—	—
Technology Hardware & Equipment	233,311,655	233,311,655	—	—
Telecommunication Services	83,103,418	83,103,418	—	—
Transportation	51,270,634	51,270,634	—	—
Utilities	221,163,279	221,163,279	—	—
Short-Term Investments	137,998,176	137,998,176	—	—
Futures Contracts(2)	1,373,251	1,373,251	—	—

Total	$4,601,822,251	$4,601,822,251	$—	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

25

The Hartford Dividend and Growth Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2%
	Automobiles & Components - 0.3%
299,175	Autoliv, Inc.	$23,482,246

	Banks - 9.8%
10,244,276	Bank of America Corp.	313,269,960
1,020,417	Bank of Nova Scotia	56,184,160
579,055	Citigroup, Inc.	40,939,189
207,041	Comerica, Inc.	16,271,352
2,621,643	JP Morgan Chase & Co.	304,241,670
968,800	PNC Financial Services Group, Inc.	132,657,784

		863,564,115

	Capital Goods - 6.6%
681,561	Deere & Co.	112,886,948
569,480	Eaton Corp. plc	47,164,334
589,480	General Dynamics Corp.	105,351,866
2,227,533	Johnson Controls International plc	83,532,488
225,643	Lockheed Martin Corp.	75,213,581
164,031	Raytheon Co.	29,130,265
901,297	United Technologies Corp.	128,533,965

		581,813,447

	Consumer Services - 1.1%
1,134,124	Hilton Worldwide Holdings, Inc.	98,657,447

	Diversified Financials - 3.8%
233,557	American Express Co.	27,379,887
181,092	BlackRock, Inc.	87,873,082
552,774	Charles Schwab Corp.	25,305,994
1,269,006	Intercontinental Exchange, Inc.	103,233,638
906,856	Northern Trust Corp.	89,370,659

		333,163,260

	Energy - 7.9%
659,528	BP plc ADR	28,841,159
1,784,676	Chevron Corp.	214,268,201
1,097,511	ConocoPhillips	69,274,894
4,977,037	Encana Corp.	34,490,866
748,156	Exxon Mobil Corp.	60,061,964
1,381,719	Hess Corp.	88,595,822
1,926,804	Noble Energy, Inc.	52,139,316
2,875,893	Suncor Energy, Inc.	94,904,469
900,595	Total S.A. ADR	50,136,124

		692,712,815

	Food & Staples Retailing - 1.6%
1,149,880	Sysco Corp.	80,917,056
532,778	Walmart, Inc.	54,790,889

		135,707,945

	Food, Beverage & Tobacco - 3.1%
2,214,322	Coca-Cola Co.	108,634,637
608,170	Kellogg Co.	36,672,651
973,754	PepsiCo., Inc.	124,689,200

		269,996,488

	Health Care Equipment & Services - 5.2%
843,847	Abbott Laboratories	67,136,467
203,457	Alcon, Inc.*	11,841,221
1,412,850	CVS Health Corp.	76,830,783
1,546,828	Medtronic plc	137,373,794
525,487	UnitedHealth Group, Inc.	122,475,255
350,348	Universal Health Services, Inc. Class B	44,448,651

		460,106,171

	Household & Personal Products - 0.7%
978,260	Unilever N.V.	59,194,513

	Insurance - 7.1%
1,658,954	American International Group, Inc.	78,916,442
113,963	Brighthouse Financial, Inc.*	4,762,514

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	Insurance - 7.1% - (continued)
1,310,787	Chubb Ltd.	$190,326,272
778,295	Marsh & McLennan Cos., Inc.	73,385,436
1,609,494	Principal Financial Group, Inc.	91,998,677
1,743,158	Prudential Financial, Inc.	184,269,232

		623,658,573

	Materials - 3.8%
136,236	Dow, Inc.*	7,728,668
1,758,156	DowDuPont, Inc.	67,601,098
839,416	FMC Corp.	66,364,229
1,937,688	International Paper Co.	90,703,175
679,903	Livent Corp.*	7,329,355
825,956	PPG Industries, Inc.	97,049,830

		336,776,355

	Media & Entertainment - 5.3%
205,825	Alphabet, Inc. Class A*	246,775,942
5,036,200	Comcast Corp. Class A	219,225,786

		466,001,728

	Pharmaceuticals, Biotechnology & Life Sciences - 8.4%
800,397	Agilent Technologies, Inc.	62,831,164
2,952,821	AstraZeneca plc ADR	111,203,239
2,616,144	Bristol-Myers Squibb Co.	121,467,566
636,669	Eli Lilly & Co.	74,515,740
1,685,280	Merck & Co., Inc.	132,648,389
1,017,287	Novartis AG ADR	83,651,510
3,674,349	Pfizer, Inc.	149,215,313

		735,532,921

	Real Estate - 2.6%
524,751	American Tower Corp. REIT	102,483,870
90,885	Essex Property Trust, Inc. REIT	25,675,012
554,471	Simon Property Group, Inc. REIT	96,311,613

		224,470,495

	Retailing - 3.9%
160,840	Alibaba Group Holding Ltd. ADR*	29,847,079
520,897	Expedia Group, Inc.	67,633,267
457,649	Home Depot, Inc.	93,223,101
693,138	Lowe’s Cos., Inc.	78,421,633
1,397,802	TJX Cos., Inc.	76,711,374

		345,836,454

	Semiconductors & Semiconductor Equipment - 2.5%
2,581,411	Intel Corp.	131,755,217
570,943	KLA-Tencor Corp.	72,783,814
161,566	QUALCOMM, Inc.	13,915,680

		218,454,711

	Software & Services - 6.8%
318,719	Accenture plc Class A	58,220,400
952,675	DXC Technology Co.	62,628,854
416,090	International Business Machines Corp.	58,364,944
3,166,823	Microsoft Corp.	413,587,084

		592,801,282

	Technology Hardware & Equipment - 4.6%
540,244	Apple, Inc.	108,410,763
2,111,015	Cisco Systems, Inc.	118,111,289
4,031,208	HP, Inc.	80,422,600
686,647	Motorola Solutions, Inc.	99,502,017

		406,446,669

	Telecommunication Services - 3.8%
1,821,017	AT&T, Inc.	56,378,686
4,870,662	Verizon Communications, Inc.	278,553,160

		334,931,846

The accompanying notes are an integral part of these financial statements.

26

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	Transportation - 2.7%
943,293	Delta Air Lines, Inc.	$54,984,549
567,743	Union Pacific Corp.	100,513,220
802,008	United Parcel Service, Inc. Class B	85,189,290

		240,687,059

	Utilities - 4.6%
1,582,443	Dominion Energy, Inc.	123,224,836
1,031,362	Edison International	65,769,955
1,906,358	Exelon Corp.	97,128,940
586,823	NextEra Energy, Inc.	114,101,864

		400,225,595

	Total Common Stocks (cost $6,083,117,988)	$8,444,222,135

SHORT-TERM INVESTMENTS - 3.7%
	Other Investment Pools & Funds - 3.7%
322,785,962	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 2.37%(1)	$322,785,962

	Total Short-Term Investments (cost $322,785,962)	$322,785,962

Total Investments (cost $6,405,903,950)	99.9%	$8,767,008,097
Other Assets and Liabilities	0.1%	4,798,192

Total Net Assets	100.0%	$8,771,806,289

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviations used in the Schedules of Investments.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$23,482,246	$23,482,246	$—	$—
Banks	863,564,115	863,564,115	—	—
Capital Goods	581,813,447	581,813,447	—	—
Consumer Services	98,657,447	98,657,447	—	—
Diversified Financials	333,163,260	333,163,260	—	—
Energy	692,712,815	692,712,815	—	—
Food & Staples Retailing	135,707,945	135,707,945	—	—
Food, Beverage & Tobacco	269,996,488	269,996,488	—	—
Health Care Equipment & Services	460,106,171	460,106,171	—	—
Household & Personal Products	59,194,513	59,194,513	—	—
Insurance	623,658,573	623,658,573	—	—
Materials	336,776,355	336,776,355	—	—
Media & Entertainment	466,001,728	466,001,728	—	—
Pharmaceuticals, Biotechnology & Life Sciences	735,532,921	735,532,921	—	—
Real Estate	224,470,495	224,470,495	—	—
Retailing	345,836,454	345,836,454	—	—
Semiconductors & Semiconductor Equipment	218,454,711	218,454,711	—	—
Software & Services	592,801,282	592,801,282	—	—
Technology Hardware & Equipment	406,446,669	406,446,669	—	—
Telecommunication Services	334,931,846	334,931,846	—	—
Transportation	240,687,059	240,687,059	—	—
Utilities	400,225,595	400,225,595	—	—
Short-Term Investments	322,785,962	322,785,962	—	—

Total	$8,767,008,097	$8,767,008,097	$—	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

27

The Hartford Equity Income Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9%
	Automobiles & Components - 0.6%
193,614	Cie Generale des Etablissements Michelin SCA	$25,036,326

	Banks - 12.7%
4,125,996	Bank of America Corp.	126,172,958
673,604	BB&T Corp.	34,488,525
1,474,194	JP Morgan Chase & Co.	171,080,214
384,318	M&T Bank Corp.	65,360,962
571,466	PNC Financial Services Group, Inc.	78,250,839
769,196	US Bancorp	41,013,531

		516,367,029

	Capital Goods - 9.4%
147,414	3M Co.	27,936,427
5,088,930	BAE Systems plc	32,707,974
328,022	Caterpillar, Inc.	45,732,827
336,558	Deere & Co.	55,744,102
727,916	Eaton Corp. plc	60,286,003
264,211	Honeywell International, Inc.	45,874,956
195,338	Lockheed Martin Corp.	65,112,016
44,389	Raytheon Co.	7,883,042
296,692	United Technologies Corp.	42,311,246

		383,588,593

	Diversified Financials - 0.5%
37,546	BlackRock, Inc.	18,218,821

	Energy - 9.8%
831,455	Chevron Corp.	99,824,487
832,663	Exxon Mobil Corp.	66,846,185
1,995,141	Kinder Morgan, Inc.	39,643,452
499,641	Occidental Petroleum Corp.	29,418,862
206,256	Phillips 66	19,443,753
2,728,913	Suncor Energy, Inc.	90,054,129
1,151,480	TransCanada Corp.	54,956,805

		400,187,673

	Food & Staples Retailing - 1.5%
487,618	Sysco Corp.	34,313,679
272,453	Walmart, Inc.	28,019,066

		62,332,745

	Food, Beverage & Tobacco - 4.6%
951,351	Mondelez International, Inc. Class A	48,376,198
298,703	Nestle S.A.	28,758,409
288,449	PepsiCo., Inc.	36,935,895
827,602	Philip Morris International, Inc.	71,637,229

		185,707,731

	Health Care Equipment & Services - 4.3%
1,309,000	Koninklijke Philips N.V.	56,213,331
856,955	Medtronic plc	76,106,174
181,445	UnitedHealth Group, Inc.	42,289,386

		174,608,891

	Household & Personal Products - 2.0%
1,365,887	Unilever N.V.	82,649,822

	Insurance - 7.5%
707,157	American International Group, Inc.	33,639,458
561,449	Chubb Ltd.	81,522,395
494,632	Marsh & McLennan Cos., Inc.	46,638,851
1,588,735	MetLife, Inc.	73,288,346
599,750	Principal Financial Group, Inc.	34,281,710
245,221	Travelers Cos., Inc.	35,250,519

		304,621,279

	Materials - 3.1%
600,824	Dow, Inc.*	34,084,745
1,049,422	DowDuPont, Inc.	40,350,276
223,511	International Paper Co.	10,462,550

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Materials - 3.1% - (continued)
717,854	Nutrien Ltd.	$38,893,330

		123,790,901

	Media & Entertainment - 2.7%
2,497,605	Comcast Corp. Class A	108,720,746

	Pharmaceuticals, Biotechnology & Life Sciences - 12.2%
984,552	AstraZeneca plc ADR	37,078,228
874,452	Bristol-Myers Squibb Co.	40,600,806
412,642	Eli Lilly & Co.	48,295,620
643,633	Johnson & Johnson	90,880,980
1,061,097	Merck & Co., Inc.	83,518,945
581,044	Novartis AG	47,610,784
2,456,250	Pfizer, Inc.	99,748,312
188,748	Roche Holding AG	49,803,668

		497,537,343

	Real Estate - 1.9%
618,134	Crown Castle International Corp. REIT	77,748,895

	Retailing - 1.7%
334,653	Home Depot, Inc.	68,168,816

	Semiconductors & Semiconductor Equipment - 6.0%
723,292	Analog Devices, Inc.	84,075,462
1,528,088	Intel Corp.	77,993,611
212,030	KLA-Tencor Corp.	27,029,584
636,458	Maxim Integrated Products, Inc.	38,187,480
214,404	QUALCOMM, Inc.	18,466,617

		245,752,754

	Technology Hardware & Equipment - 4.4%
2,469,098	Cisco Systems, Inc.	138,146,033
405,386	TE Connectivity Ltd.	38,775,171

		176,921,204

	Telecommunication Services - 3.8%
686,230	BCE, Inc.	30,702,864
2,189,755	Verizon Communications, Inc.	125,232,088

		155,934,952

	Transportation - 1.5%
346,152	Union Pacific Corp.	61,282,750

	Utilities - 7.7%
532,881	American Electric Power Co., Inc.	45,587,970
758,112	Dominion Energy, Inc.	59,034,181
279,014	Duke Energy Corp.	25,423,756
644,095	Eversource Energy	46,155,848
261,991	NextEra Energy, Inc.	50,941,530
434,326	Sempra Energy	55,572,012
393,083	UGI Corp.	21,426,954
140,607	Xcel Energy, Inc.	7,944,295

		312,086,546

	Total Common Stocks (cost $3,099,245,157)	$3,981,263,817

SHORT-TERM INVESTMENTS - 1.8%
	Other Investment Pools & Funds - 1.8%
73,077,955	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(1)	$73,077,955

	Total Short-Term Investments (cost $73,077,955)	$73,077,955

Total Investments (cost $3,172,323,112)	99.7%	$4,054,341,772
Other Assets and Liabilities	0.3%	12,840,353

Total Net Assets	100.0%	$4,067,182,125

The accompanying notes are an integral part of these financial statements.

28

The Hartford Equity Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviations used in the Schedules of Investments.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$25,036,326	$—	$25,036,326	$—
Banks	516,367,029	516,367,029	—	—
Capital Goods	383,588,593	350,880,619	32,707,974	—
Diversified Financials	18,218,821	18,218,821	—	—
Energy	400,187,673	400,187,673	—	—
Food & Staples Retailing	62,332,745	62,332,745	—	—
Food, Beverage & Tobacco	185,707,731	156,949,322	28,758,409	—
Health Care Equipment & Services	174,608,891	118,395,560	56,213,331	—
Household & Personal Products	82,649,822	82,649,822	—	—
Insurance	304,621,279	304,621,279	—	—
Materials	123,790,901	123,790,901	—	—
Media & Entertainment	108,720,746	108,720,746	—	—
Pharmaceuticals, Biotechnology & Life Sciences	497,537,343	400,122,891	97,414,452	—
Real Estate	77,748,895	77,748,895	—	—
Retailing	68,168,816	68,168,816	—	—
Semiconductors & Semiconductor Equipment	245,752,754	245,752,754	—	—
Technology Hardware & Equipment	176,921,204	176,921,204	—	—
Telecommunication Services	155,934,952	155,934,952	—	—
Transportation	61,282,750	61,282,750	—	—
Utilities	312,086,546	312,086,546	—	—
Short-Term Investments	73,077,955	73,077,955	—	—

Total	$4,054,341,772	$3,814,211,280	$240,130,492	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

29

The Hartford Growth Opportunities Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 90.1%
	Capital Goods - 2.0%
332,482	Harris Corp.	$56,023,217
298,376	IDEX Corp.	46,743,584

		102,766,801

	Commercial & Professional Services - 2.0%
177,915	CoStar Group, Inc.*	88,290,319
63,425	Klarna Holding AB(1)(2)(3)	10,952,443
569,183	Landscape Acquisition Holdings Ltd.*	4,894,974

		104,137,736

	Consumer Durables & Apparel - 2.4%
954,525	Lennar Corp. Class A	49,663,936
1,460,177	Under Armour, Inc. Class A*	33,715,487
1,910,880	Under Armour, Inc. Class C*	39,593,433

		122,972,856

	Consumer Services - 7.5%
126,075	Chipotle Mexican Grill, Inc.*	86,744,643
4,858,252	DraftKings, Inc.(1)(2)(3)	13,797,436
624,250	Grand Canyon Education, Inc.*	72,344,332
682,480	Marriott Vacations Worldwide Corp.	72,090,362
3,782,643	Target Hospitality Corp.*(4)	39,150,355
224,341	Vail Resorts, Inc.	51,340,438
356,810	Wynn Resorts Ltd.	51,541,205

		387,008,771

	Diversified Financials - 2.7%
928,492	American Express Co.	108,847,117
3,347,779	J2 Acquisition Ltd.*(5)	29,544,150

		138,391,267

	Food, Beverage & Tobacco - 3.2%
940,821	Lamb Weston Holdings, Inc.	65,904,511
1,688,003	Monster Beverage Corp.*	100,604,979

		166,509,490

	Health Care Equipment & Services - 9.0%
408,235	Align Technology, Inc.*	132,545,740
256,148	DexCom, Inc.*	31,011,838
831,251	Haemonetics Corp.*	72,551,587
1,066,774	Insulet Corp.*(4)	92,009,258
44,811	Intuitive Surgical, Inc.*	22,881,841
515,022	Penumbra, Inc.*(4)	69,270,459
334,466	Veeva Systems, Inc. Class A*	46,781,759

		467,052,482

	Media & Entertainment - 13.5%
63,241	Alphabet, Inc. Class C*	75,160,664
526,182	Netflix, Inc.*	194,971,478
2,063,598	Ocean Outdoor Ltd.*(5)	16,302,424
3,271,675	Pinterest, Inc. Class A*(4)	101,356,492
589,306	Spotify Technology S.A.*	80,010,076
641,110	TripAdvisor, Inc.*	34,126,285
1,077,276	Walt Disney Co.	147,554,494
1,435,175	Zillow Group, Inc. Class C*(4)	47,934,845

		697,416,758

	Pharmaceuticals, Biotechnology & Life Sciences - 8.2%
1,355,846	AstraZeneca plc ADR	51,061,160
127,578	Bluebird Bio, Inc.*	18,094,388
93,813	Elanco Animal Health, Inc.*	2,955,110
1,162,303	Exact Sciences Corp.*	114,707,683
401,782	Galapagos N.V.*	46,149,808
39,452	Galapagos N.V. ADR*	4,536,980
486,843	Ionis Pharmaceuticals, Inc.*	36,187,040
161,362	Sage Therapeutics, Inc.*	27,145,929
291,402	Seattle Genetics, Inc.*	19,751,228
366,645	Thermo Fisher Scientific, Inc.	101,725,655

		422,314,981

Shares or Principal Amount		Market Value†
COMMON STOCKS - 90.1% - (continued)
	Real Estate - 0.9%
359,709	Crown Castle International Corp. REIT	$45,244,198
29,564	WeWork Companies, Inc. Class A(1)(2)(3)	2,010,352

		47,254,550

	Retailing - 10.5%
184,902	Amazon.com, Inc.*	356,217,401
300,910	Burlington Stores, Inc.*	50,826,708
1,468,218	Floor & Decor Holdings, Inc. Class A*	70,503,828
123,196	JAND, Inc. Class A(1)(2)(3)	1,698,873
171,581	Tory Burch LLC*(1)(2)(3)	10,075,235
316,701	Wayfair, Inc. Class A*	51,353,067

		540,675,112

	Semiconductors & Semiconductor Equipment - 3.4%
3,255,092	Advanced Micro Devices, Inc.*	89,938,192
2,351,523	Marvell Technology Group Ltd.	58,835,105
165,321	Universal Display Corp.(4)	26,385,232

		175,158,529

	Software & Services - 22.1%
855,476	2U, Inc.*	51,756,298
209,893	Fair Isaac Corp.*	58,717,567
258,748	FleetCor Technologies, Inc.*	67,520,291
1,240,723	GoDaddy, Inc. Class A*	101,118,924
948,449	Guidewire Software, Inc.*	101,009,818
922,415	PayPal Holdings, Inc.*	104,020,740
467,266	ServiceNow, Inc.*	126,867,392
298,621	Shopify, Inc. Class A*	72,723,172
624,503	Splunk, Inc.*	86,206,394
1,337,640	SS&C Technologies Holdings, Inc.	90,504,722
568,623	VMware, Inc. Class A	116,073,013
514,744	Workday, Inc. Class A*	105,846,809
656,690	Zendesk, Inc.*	57,644,248

		1,140,009,388

	Technology Hardware & Equipment - 1.2%
300,150	Zebra Technologies Corp. Class A*	63,373,671

	Transportation - 1.5%
959,430	CSX Corp.	76,399,411

	Total Common Stocks (cost $3,862,794,375)	$4,651,441,803

PREFERRED STOCKS - 4.2%
	Commercial & Professional Services - 0.2%
470,535	Rubicon Global Holdings LLC Series C*(1)(2)(3)	$9,565,977

	Real Estate - 0.9%
404,267	WeWork Companies, Inc. Series D-1*(1)(2)(3)	27,490,156
317,638	WeWork Companies, Inc. Series D-2*(1)(2)(3)	21,599,384

		49,089,540

	Retailing - 0.6%
4,434,460	Coupang LLC*(1)(2)(3)	25,279,969
275,096	JAND, Inc. Series D*(1)(2)(3)	3,854,095

		29,134,064

	Software & Services - 2.5%
5,668,755	Essence Group Holdings Corp. Series 3*(1)(2)(3)	12,868,074
743,470	Lookout, Inc. Series F*(1)(2)(3)	5,650,372
1,078,374	MarkLogic Corp. Series F*(1)(2)(3)	10,902,361
470,296	Pinterest, Inc. Series G*(2)(3)	13,209,925
1,815,430	Uber Technologies, Inc. Series D*(1)(2)(3)	85,325,210

		127,955,942

	Total Preferred Stocks (cost $106,650,191)	$215,745,523

The accompanying notes are an integral part of these financial statements.

30

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
CONVERTIBLE PREFERRED STOCKS - 0.2%
	Retailing - 0.2%
272,032	Honest Co., Inc. Series C(1)(2)(3)	$8,601,652

	Total Convertible Preferred Stocks (cost $7,360,452)	$8,601,652

ESCROWS - 0.0%(6)
	Capital Goods - 0.0%
4,106,956	Lithium Technology Corp.*(1)(2)(3)	$41,070

	Consumer Durables & Apparel - 0.0%
923,832	One Kings Lane, Inc.*(1)(2)(3)	147,813

	Software & Services - 0.0%
1,526,069	Birst, Inc.*(1)(2)(3)	79,356
1,526,069	Birst, Inc. Earnout*(1)(2)(3)	1
566,228	Veracode, Inc.*(1)(2)(3)	308,028

		387,385

	Total Escrows (cost $—)	$576,268

WARRANTS - 0.0%
	Commercial & Professional Services - 0.0%
1,609,100	Landscape Acquisition Holdings Ltd. Expires 11/23/22*	$402,275

	Consumer Services - 0.0%
500,000	Target Hospitality Corp. Expires 3/15/24*	930,000

	Diversified Financials - 0.0%
2,033,700	J2 Acquisition Ltd. Expires 9/7/27*	355,898

	Total Warrants (cost $711,893)	$1,688,173

	Total Long-Term Investments (cost $3,977,516,911)	$4,878,053,419

SHORT-TERM INVESTMENTS - 6.7%
	Other Investment Pools & Funds - 6.2%
318,995,454	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(7)	$318,995,454

	Securities Lending Collateral - 0.5%
1,348,662	Citibank NA DDCA, 2.42%, 5/1/2019(7)	1,348,662
13,120,035	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.34%(7)	13,120,035
2,792,438	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.36%(7)	2,792,438
4,821,524	Invesco Government & Agency Portfolio, Institutional Class, 2.33%(7)	4,821,524
4,480,068	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(7)	4,480,068
410,510	Western Asset Institutional Government Class A Fund, Institutional Class, 2.29%(7)	410,510

		26,973,237

	Total Short-Term Investments (cost $345,968,691)	$345,968,691

Total Investments (cost $4,323,485,602)	101.2%	$5,224,022,110
Other Assets and Liabilities	(1.2)%	(59,881,128)

Total Net Assets	100.0%	$5,164,140,982

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviations used in the Schedules of Investments.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2019, the aggregate fair value of these securities was $263,457,782, which represented 5.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $263,457,782 or 5.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
03/2015	Birst, Inc.	1,526,069	$—	$79,356
03/2015	Birst, Inc. Earnout	1,526,069	—	1
11/2014	Coupang LLC Preferred	4,434,460	13,805,010	25,279,969
02/2014	DraftKings, Inc.	4,858,252	7,040,846	13,797,436
05/2014	Essence Group Holdings Corp. Series 3 Preferred	5,668,755	8,964,002	12,868,074
08/2014	Honest Co., Inc. Series C Convertible Preferred	272,032	7,360,452	8,601,652
04/2015	JAND, Inc. Class A	123,196	1,414,943	1,698,873
04/2015	JAND, Inc. Series D Preferred	275,096	3,159,560	3,854,095
08/2015	Klarna Holding AB	63,425	6,956,489	10,952,443
08/2013	Lithium Technology Corp.	4,106,956	—	41,070
07/2014	Lookout, Inc. Series F Preferred	743,470	8,492,732	5,650,372
04/2015	MarkLogic Corp. Series F Preferred	1,078,374	12,524,451	10,902,361
08/2014	One Kings Lane, Inc.	923,832	—	147,813
03/2015	Pinterest, Inc. Series G Preferred	470,296	10,128,909	13,209,925
09/2015	Rubicon Global Holdings LLC Series C Preferred	470,535	9,392,114	9,565,977
11/2013	Tory Burch LLC	171,581	13,447,917	10,075,235
06/2014	Uber Technologies, Inc. Series D Preferred	1,815,430	28,162,857	85,325,210
08/2014	Veracode, Inc.	566,228	—	308,028
12/2014	WeWork Companies, Inc. Class A	29,564	492,275	2,010,352

The accompanying notes are an integral part of these financial statements.

31

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
12/2014	WeWork Companies, Inc. Series D-1 Preferred	404,267	$6,731,515	$27,490,156
12/2014	WeWork Companies, Inc. Series D-2 Preferred	317,638	5,289,041	21,599,384

			$143,363,113	$263,457,782

(4)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(5)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $45,846,574, representing 0.9% of net assets.

(6)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(7)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Capital Goods	$102,766,801	$102,766,801	$—	$—
Commercial & Professional Services	104,137,736	93,185,293	—	10,952,443
Consumer Durables & Apparel	122,972,856	122,972,856	—	—
Consumer Services	387,008,771	373,211,335	—	13,797,436
Diversified Financials	138,391,267	138,391,267	—	—
Food, Beverage & Tobacco	166,509,490	166,509,490	—	—
Health Care Equipment & Services	467,052,482	467,052,482	—	—
Media & Entertainment	697,416,758	697,416,758	—	—
Pharmaceuticals, Biotechnology & Life Sciences	422,314,981	376,165,173	46,149,808	—
Real Estate	47,254,550	45,244,198	—	2,010,352
Retailing	540,675,112	528,901,004	—	11,774,108
Semiconductors & Semiconductor Equipment	175,158,529	175,158,529	—	—
Software & Services	1,140,009,388	1,140,009,388	—	—
Technology Hardware & Equipment	63,373,671	63,373,671	—	—
Transportation	76,399,411	76,399,411	—	—
Preferred Stocks	215,745,523	—	13,209,925	202,535,598
Convertible Preferred Stocks	8,601,652	—	—	8,601,652
Escrows	576,268	—	—	576,268
Warrants	1,688,173	1,688,173	—	—
Short-Term Investments	345,968,691	345,968,691	—	—

Total	$5,224,022,110	$4,914,414,520	$59,359,733	$250,247,857

(1)

For the six-month period ended April 30, 2019, investments valued at $27,236,668 were transferred out of Level 3 due to the expiration of trading restrictions and there were no transfers in to Level 3.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2019:

	Common Stocks	Convertible Preferred Stocks	Escrows	Preferred Stocks	Total
Beginning balance	$52,310,661	$8,324,179	$892,602	$198,397,561	$259,925,003
Purchases	—	—	—	—	—
Sales	—	—	(330,953)	—	(330,953)
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	—	—	330,953	—	330,953
Net change in unrealized appreciation/depreciation	5,982,629	277,473	(316,334)	11,615,754	17,559,522
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	(19,758,951)	—	—	(7,477,717)	(27,236,668)

Ending balance	$38,534,339	$8,601,652	$576,268	$202,535,598	$250,247,857

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 31, 2019 was $17,857,379.

The accompanying notes are an integral part of these financial statements.

32

The Hartford Healthcare Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.2%
	Biotechnology - 25.0%
115,777	Aimmune Therapeutics, Inc.*	$2,331,749
928,990	Alder Biopharmaceuticals, Inc.*	12,624,974
710,033	Alkermes plc*	21,528,201
150,819	Alnylam Pharmaceuticals, Inc.*	13,474,169
159,358	Arena Pharmaceuticals, Inc.*	7,290,628
197,760	Assembly Biosciences, Inc.*	3,120,653
211,815	Audentes Therapeutics, Inc.*	8,004,489
58,817	Biogen, Inc.*	13,483,209
147,667	Bluebird Bio, Inc.*	20,943,611
241,563	Calithera Biosciences, Inc.*	1,488,028
842,151	Coherus Biosciences, Inc.*	13,407,044
80,971	Cyclerion Therapeutics, Inc.*	1,233,188
403,843	CytomX Therapeutics, Inc.*	3,840,547
322,469	Forty Seven, Inc.*	6,123,686
372,908	G1 Therapeutics, Inc.*	7,980,231
71,209	Galapagos N.V.*	8,179,266
64,568	Genmab A/S*	10,718,814
237,978	Genus plc	7,493,907
230,664	Global Blood Therapeutics, Inc.*	12,778,786
474,574	GlycoMimetics, Inc.*	5,775,566
236,811	Heron Therapeutics, Inc.*	5,134,062
114,678	Incyte Corp.*	8,807,270
809,718	Ironwood Pharmaceuticals, Inc.*	9,627,547
457,189	Karyopharm Therapeutics, Inc.*	2,135,073
844,050	Momenta Pharmaceuticals, Inc.*	11,808,259
185,905	Neon Therapeutics, Inc.*	1,145,175
105,515	ObsEva S.A.*	1,466,659
443,032	PhaseBio Pharmaceuticals, Inc.*	5,803,719
503,263	Portola Pharmaceuticals, Inc.*(3)	17,765,184
299,200	Ra Pharmaceuticals, Inc.*	6,642,240
159,421	Radius Health, Inc.*	3,510,450
1,621,062	Rigel Pharmaceuticals, Inc.*	3,614,968
291,095	Seattle Genetics, Inc.*	19,730,419
578,601	Syndax Pharmaceuticals, Inc.*	4,136,997
96,098	Ultragenyx Pharmaceutical, Inc.*	6,342,468
207,940	UroGen Pharma Ltd.*(3)	7,475,443
197,516	Vertex Pharmaceuticals, Inc.*	33,376,254
94,527	Zealand Pharma A/S ADR*	1,968,052

		332,310,985

	Health Care Distributors - 0.3%
32,995	McKesson Corp.	3,934,654

	Health Care Equipment - 23.2%
921,976	Abbott Laboratories	73,352,411
216,194	AtriCure, Inc.*	6,490,144
224,695	Baxter International, Inc.	17,144,228
1,192,065	Boston Scientific Corp.*	44,249,453
289,925	Danaher Corp.	38,397,667
138,649	Edwards Lifesciences Corp.*	24,411,929
105,698	Globus Medical, Inc. Class A*	4,765,923
99,280	iRhythm Technologies, Inc.*	7,576,057
160,518	Koninklijke Philips N.V.	6,893,240
491,356	Medtronic plc	43,637,326
215,176	NuVasive, Inc.*	13,039,666
26,370	Penumbra, Inc.*	3,546,765
7,600	Shockwave Medical, Inc.*(3)	323,836
411,558	Smith & Nephew plc	7,956,437
134,682	Zimmer Biomet Holdings, Inc.	16,587,435

		308,372,517

	Health Care Facilities - 3.7%
355,110	Acadia Healthcare Co., Inc.*	11,370,622
244,616	HCA Healthcare, Inc.	31,122,494
206,118	NMC Health plc	7,611,498

		50,104,614

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.2% - (continued)
	Health Care Services - 0.3%
71,361	Fresenius SE & Co. KGaA	$4,057,936

	Health Care Supplies - 0.1%
20,936	Alcon, Inc.*	1,205,677
4,800	Silk Road Medical, Inc.*	199,872

		1,405,549

	Health Care Technology - 2.5%
242,221	Cerner Corp.*	16,095,585
369,078	HMS Holdings Corp.*	11,231,044
108,721	Teladoc Health, Inc.*	6,184,050

		33,510,679

	Life Sciences Tools & Services - 5.9%
38,600	Bio-Techne Corp.	7,897,174
50,673	ICON plc*	6,920,918
33,199	Syneos Health, Inc.*	1,558,029
16,563	Tecan Group AG	3,739,112
174,752	Thermo Fisher Scientific, Inc.	48,484,943
777,079	WuXi AppTec Co., Ltd. Class H*(4)	9,558,959

		78,159,135

	Managed Health Care - 11.8%
200,832	Anthem, Inc.	52,824,841
71,978	Humana, Inc.	18,383,901
49,089	Molina Healthcare, Inc.*	6,363,407
256,551	UnitedHealth Group, Inc.	59,794,342
74,544	WellCare Health Plans, Inc.*	19,258,442

		156,624,933

	Pharmaceuticals - 21.4%
250,923	Allergan plc	36,885,681
415,116	Amneal Pharmaceuticals, Inc.*	5,342,543
874,179	AstraZeneca plc ADR	32,921,581
888,798	Bristol-Myers Squibb Co.	41,266,891
105,090	Chugai Pharmaceutical Co., Ltd.	6,664,427
173,300	Daiichi Sankyo Co., Ltd.	8,568,720
231,478	Dermira, Inc.*	2,567,091
259,470	Eisai Co., Ltd.	15,109,112
184,225	Elanco Animal Health, Inc.*	5,803,088
351,075	Eli Lilly & Co.	41,089,818
57,993	Hikma Pharmaceuticals plc	1,338,245
81,665	Kala Pharmaceuticals, Inc.*	633,720
181,798	Laboratorios Farmaceuticos Rovi S.A.	3,751,847
413,857	Medicines Co.*(3)	13,222,731
933,434	MediWound Ltd.*	4,965,869
432,001	Mylan N.V.*	11,659,707
178,425	MyoKardia, Inc.*	8,560,832
104,681	Novartis AG	8,577,568
334,760	Ono Pharmaceutical Co., Ltd.	6,288,542
318,514	Revance Therapeutics, Inc.*	4,217,125
3,327,150	Sino Biopharmaceutical Ltd.	3,203,336
90,550	Takeda Pharmaceutical Co., Ltd.	3,341,451
247,928	Teva Pharmaceutical Industries Ltd. ADR*	3,773,464
44,170	Tricida, Inc.*	1,513,264
130,663	UCB S.A.	10,384,957
92,999	WaVe Life Sciences Ltd.*(3)	2,467,264

		284,118,874

	Total Common Stocks (cost $1,100,388,393)	$1,252,599,876

RIGHTS - 0.0%
	Biotechnology - 0.0%
66,213	Clementia Pharmaceuticals, Inc.(1)(2)	$89,388

	Total Rights ($89,388)	$89,388

	Total Long-Term Investments (cost $1,100,477,781)	$1,252,689,264

The accompanying notes are an integral part of these financial statements.

33

The Hartford Healthcare Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 6.7%
	Other Investment Pools & Funds - 5.8%
76,354,508	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(5)	$76,354,508

	Securities Lending Collateral - 0.9%
622,316	Citibank NA DDCA, 2.42%, 5/1/2019(5)	622,316
6,054,008	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.34%(5)	6,054,008
1,288,521	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.36%(5)	1,288,521
2,224,807	Invesco Government & Agency Portfolio, Institutional Class, 2.33%(5)	2,224,807
2,067,248	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(5)	2,067,248
189,422	Western Asset Institutional Government Class A Fund, Institutional Class, 2.29%(5)	189,422

		12,446,322

	Total Short-Term Investments (cost $88,800,830)	$88,800,830

Total Investments (cost $1,189,278,611)	100.9%	$1,341,490,094
Other Assets and Liabilities	(0.9)%	(12,480,498)

Total Net Assets	100.0%	$1,329,009,596

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviations used in the Schedules of Investments.

*	Non-income producing.

(1)

This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2019, the aggregate fair value of this security was $89,388, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	Investment valued using significant unobservable inputs.

(3)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(4)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of this security was $9,558,959, representing 0.7% of net assets.

(5)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Biotechnology	$332,310,985	$316,637,812	$15,673,173	$—
Health Care Distributors	3,934,654	3,934,654	—	—
Health Care Equipment	308,372,517	293,522,840	14,849,677	—
Health Care Facilities	50,104,614	42,493,116	7,611,498	—
Health Care Services	4,057,936	—	4,057,936	—
Health Care Supplies	1,405,549	1,405,549	—	—
Health Care Technology	33,510,679	33,510,679	—	—
Life Sciences Tools & Services	78,159,135	74,420,023	3,739,112	—
Managed Health Care	156,624,933	156,624,933	—	—
Pharmaceuticals	284,118,874	220,642,516	63,476,358	—
Rights	89,388	—	—	89,388
Short-Term Investments	88,800,830	88,800,830	—	—

Total	$1,341,490,094	$1,231,992,952	$109,407,754	$89,388

(1)	For the six-month period ended April 30, 2019 there were no transfers in and out of Level 3.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six-month period ended April 30, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

34

The Hartford MidCap Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9%
	Banks - 5.8%
1,306,048	Cullen/Frost Bankers, Inc.	$132,812,021
219,768	First Citizens BancShares, Inc. Class A	98,511,006
1,576,469	First Republic Bank	166,506,656
888,468	M&T Bank Corp.	151,101,753
920,986	Pinnacle Financial Partners, Inc.	53,481,657
1,664,633	Prosperity Bancshares, Inc.	122,583,574
1,050,435	South State Corp.	79,475,912

		804,472,579

	Capital Goods - 8.0%
2,134,366	Fastenal Co.	150,579,521
2,554,487	Gardner Denver Holdings, Inc.*	86,213,936
1,285,317	HEICO Corp. Class A	114,945,899
1,464,645	IDEX Corp.	229,451,286
905,727	Lennox International, Inc.	245,859,594
1,442,179	Lincoln Electric Holdings, Inc.	125,858,962
274,953	Middleby Corp.*	36,329,540
1,679,715	PACCAR, Inc.	120,385,174

		1,109,623,912

	Commercial & Professional Services - 7.1%
780,422	Cimpress N.V.*	70,550,149
660,326	Cintas Corp.	143,383,187
336,290	CoStar Group, Inc.*	166,883,912
1,839,062	Healthcare Services Group, Inc.	62,252,249
2,564,814	KAR Auction Services, Inc.	144,860,695
3,426,934	TransUnion	238,685,953
1,633,862	Waste Connections, Inc.	151,573,378

		978,189,523

	Consumer Durables & Apparel - 3.7%
1,328,822	Carter’s, Inc.	140,735,538
66,890	NVR, Inc.*	210,869,387
1,045,005	Roku, Inc.*	66,451,868
4,640,719	Under Armour, Inc. Class C*	96,155,698

		514,212,491

	Consumer Services - 1.9%
1,889,884	Choice Hotels International, Inc.	156,935,967
2,639,637	Service Corp. International/US	109,835,296

		266,771,263

	Diversified Financials - 3.2%
317,908	Credit Acceptance Corp.*	157,752,308
598,746	FactSet Research Systems, Inc.	165,176,059
1,264,076	Northern Trust Corp.	124,574,690

		447,503,057

	Energy - 2.4%
1,006,081	Diamondback Energy, Inc.	107,036,958
11,711,067	Encana Corp.	81,157,694
10,327,183	WPX Energy, Inc.*	143,444,572

		331,639,224

	Health Care Equipment & Services - 8.8%
1,447,220	Hill-Rom Holdings, Inc.	146,777,052
2,366,593	Integra LifeSciences Holdings Corp.*	123,512,489
589,888	Masimo Corp.*	76,773,923
269,131	Molina Healthcare, Inc.*	34,887,452
2,545,717	NuVasive, Inc.*	154,270,450
1,159,706	STERIS plc*	151,898,292
636,838	Teleflex, Inc.	182,250,299
1,147,247	Varian Medical Systems, Inc.*	156,220,624
1,374,062	Veeva Systems, Inc. Class A*	192,190,052

		1,218,780,633

	Insurance - 4.8%
152,980	Alleghany Corp.*	100,489,502

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Insurance - 4.8% - (continued)
123,262	Fairfax Financial Holdings Ltd.	$58,781,538
1,975,565	Fidelity National Financial, Inc.	78,923,822
206,492	Markel Corp.*	221,258,243
108,557	White Mountains Insurance Group Ltd.	101,939,365
1,677,367	WR Berkley Corp.	102,822,597

		664,215,067

	Materials - 2.8%
3,684,176	Ball Corp.	220,829,509
977,723	Packaging Corp. of America	96,951,013
2,197,376	Silgan Holdings, Inc.	65,789,437

		383,569,959

	Media & Entertainment - 1.7%
2,229,034	Cargurus, Inc.*	90,810,845
2,746,490	TripAdvisor, Inc.*	146,195,663

		237,006,508

	Pharmaceuticals, Biotechnology & Life Sciences - 10.6%
2,438,745	Aerie Pharmaceuticals, Inc.*	93,038,122
1,213,494	Agios Pharmaceuticals, Inc.*(1)	67,858,584
1,223,282	Alnylam Pharmaceuticals, Inc.*	109,288,014
698,111	Bio-Techne Corp.	142,826,530
847,092	Bluebird Bio, Inc.*(1)	120,143,058
1,907,245	Ionis Pharmaceuticals, Inc.*	141,765,521
190,050	Mettler-Toledo International, Inc.*	141,636,663
1,237,767	PRA Health Sciences, Inc.*	119,840,601
1,249,983	Repligen Corp.*	84,223,855
954,397	Sage Therapeutics, Inc.*	160,558,207
2,424,290	Seattle Genetics, Inc.*	164,318,376
1,876,098	Ultragenyx Pharmaceutical, Inc.*	123,822,468

		1,469,319,999

	Real Estate - 1.9%
1,565,801	Douglas Emmett, Inc. REIT	64,495,343
3,280,388	Equity Commonwealth REIT	104,316,339
4,181,724	Redfin Corp.*(1)	86,478,052

		255,289,734

	Retailing - 1.9%
1,646,934	CarMax, Inc.*	128,230,281
1,197,083	Etsy, Inc.*	80,850,986
795,093	GrubHub, Inc.*	53,104,261

		262,185,528

	Semiconductors & Semiconductor Equipment - 3.0%
1,475,674	MKS Instruments, Inc.	134,301,091
933,983	Monolithic Power Systems, Inc.	145,430,493
1,307,888	Silicon Laboratories, Inc.*	140,807,222

		420,538,806

	Software & Services - 19.9%
1,367,072	2U, Inc.*	82,707,856
1,824,775	Akamai Technologies, Inc.*	146,091,487
513,322	Aspen Technology, Inc.*	62,579,085
1,846,380	Black Knight, Inc.*	104,172,760
2,000,075	Blackbaud, Inc.	158,585,947
806,464	EPAM Systems, Inc.*	144,647,383
645,722	Fair Isaac Corp.*	180,640,729
9,751,398	Genpact Ltd.	353,975,747
1,496,405	Global Payments, Inc.	218,579,878
1,648,387	Guidewire Software, Inc.*	175,553,216
1,578,614	PTC, Inc.*	142,817,209
4,751,569	Teradata Corp.*	216,053,842
1,198,944	Total System Services, Inc.	122,580,035
1,474,142	VeriSign, Inc.*	291,069,338
1,670,145	WEX, Inc.*	351,231,493

		2,751,286,005

The accompanying notes are an integral part of these financial statements.

35

The Hartford MidCap Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Technology Hardware & Equipment - 6.9%
2,298,069	CDW Corp.	$242,676,086
5,453,561	CommScope Holding Co., Inc.*	135,139,242
725,072	F5 Networks, Inc.*	113,763,797
4,093,567	II-VI, Inc.*	163,087,709
1,789,089	Keysight Technologies, Inc.*	155,704,416
2,940,830	National Instruments Corp.	138,513,093

		948,884,343

	Transportation - 3.1%
344,154	AMERCO	128,427,948
2,061,042	Genesee & Wyoming, Inc. Class A*	182,711,373
5,540,211	JetBlue Airways Corp.*	102,770,914
173,600	Spirit Airlines, Inc.*	9,440,368

		423,350,603

	Utilities - 2.4%
1,035,423	Black Hills Corp.	75,337,377
2,073,105	NiSource, Inc.	57,590,857
3,690,848	UGI Corp.	201,188,125

		334,116,359

	Total Common Stocks (cost $10,757,881,025)	$13,820,955,593

SHORT-TERM INVESTMENTS - 0.4%
	Other Investment Pools & Funds - 0.2%
29,248,612	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 2.37%(2)	$29,248,612

	Securities Lending Collateral - 0.2%
1,194,238	Citibank NA DDCA, 2.42%, 5/1/2019(2)	1,194,238
11,617,774	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.34%(2)	11,617,774
2,472,700	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.36%(2)	2,472,700
4,269,453	Invesco Government & Agency Portfolio, Institutional Class, 2.33%(2)	4,269,453
3,967,094	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(2)	3,967,094
363,506	Western Asset Institutional Government Class A Fund, Institutional Class, 2.29%(2)	363,506

		23,884,765

	Total Short-Term Investments (cost $53,133,377)	$53,133,377

Total Investments (cost $10,811,014,402)	100.3%	$13,874,088,970
Other Assets and Liabilities	(0.3)%	(36,373,350)

Total Net Assets	100.0%	$13,837,715,620

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviations used in the Schedules of Investments.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

36

The Hartford MidCap Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$804,472,579	$804,472,579	$—	$—
Capital Goods	1,109,623,912	1,109,623,912	—	—
Commercial & Professional Services	978,189,523	978,189,523	—	—
Consumer Durables & Apparel	514,212,491	514,212,491	—	—
Consumer Services	266,771,263	266,771,263	—	—
Diversified Financials	447,503,057	447,503,057	—	—
Energy	331,639,224	331,639,224	—	—
Health Care Equipment & Services	1,218,780,633	1,218,780,633	—	—
Insurance	664,215,067	664,215,067	—	—
Materials	383,569,959	383,569,959	—	—
Media & Entertainment	237,006,508	237,006,508	—	—
Pharmaceuticals, Biotechnology & Life Sciences	1,469,319,999	1,469,319,999	—	—
Real Estate	255,289,734	255,289,734	—	—
Retailing	262,185,528	262,185,528	—	—
Semiconductors & Semiconductor Equipment	420,538,806	420,538,806	—	—
Software & Services	2,751,286,005	2,751,286,005	—	—
Technology Hardware & Equipment	948,884,343	948,884,343	—	—
Transportation	423,350,603	423,350,603	—	—
Utilities	334,116,359	334,116,359	—	—
Short-Term Investments	53,133,377	53,133,377	—	—

Total	$13,874,088,970	$13,874,088,970	$—	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

37

The Hartford MidCap Value Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.1%
	Automobiles & Components - 0.6%
223,022	Goodyear Tire & Rubber Co.	$4,284,253

	Banks - 9.7%
158,555	Bank OZK	5,176,821
134,297	Comerica, Inc.	10,554,401
110,741	IBERIABANK Corp.	8,803,910
66,678	M&T Bank Corp.	11,339,927
57,047	Pinnacle Financial Partners, Inc.	3,312,719
420,999	Sterling Bancorp	9,017,799
160,961	Western Alliance Bancorp*	7,690,717
227,537	Zions Bancorporation	11,224,400

		67,120,694

	Capital Goods - 9.1%
90,500	EnerSys	6,261,695
168,420	Fortune Brands Home & Security, Inc.	8,889,207
75,708	Harris Corp.	12,756,798
33,758	Hubbell, Inc.	4,307,521
241,849	JELD-WEN Holding, Inc.*	4,776,518
593,775	Milacron Holdings Corp.*	8,675,053
57,631	Moog, Inc. Class A	5,396,567
135,435	Sensata Technologies Holding plc*	6,763,624
67,747	Wabtec Corp.	5,018,020

		62,845,003

	Commercial & Professional Services - 1.5%
139,643	Clean Harbors, Inc.*	10,612,868

	Consumer Durables & Apparel - 1.9%
173,176	Lennar Corp. Class A	9,010,347
284,491	Newell Brands, Inc.	4,090,981

		13,101,328

	Consumer Services - 1.0%
126,399	Norwegian Cruise Line Holdings Ltd.*	7,127,640

	Diversified Financials - 1.1%
728,166	SLM Corp.	7,398,166

	Energy - 7.3%
144,014	Delek U.S. Holdings, Inc.	5,337,159
165,999	Diamondback Energy, Inc.	17,660,634
1,305,329	Encana Corp.	9,045,930
493,497	Noble Energy, Inc.	13,354,029
145,538	Viper Energy Partners L.P.	4,892,987

		50,290,739

	Food & Staples Retailing - 1.6%
297,568	US Foods Holding Corp.*	10,876,110

	Food, Beverage & Tobacco - 1.2%
34,752	Ingredion, Inc.	3,292,752
44,180	Post Holdings, Inc.*	4,982,620

		8,275,372

	Health Care Equipment & Services - 5.3%
159,634	Acadia Healthcare Co., Inc.*	5,111,481
81,158	Centene Corp.*	4,184,506
110,307	Hill-Rom Holdings, Inc.	11,187,336
59,525	STERIS plc*	7,796,585
68,369	Zimmer Biomet Holdings, Inc.	8,420,326

		36,700,234

	Insurance - 8.5%
110,819	Arthur J Gallagher & Co.	9,266,685
103,079	Assurant, Inc.	9,792,505
592,006	CNO Financial Group, Inc.	9,797,699
88,493	Hanover Insurance Group, Inc.	10,673,141
810,684	Lancashire Holdings Ltd.	7,284,354
79,317	Reinsurance Group of America, Inc.	12,017,319

		58,831,703

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.1% - (continued)
	Materials - 8.4%
214,339	Alcoa Corp.*	$5,718,565
247,415	Buzzi Unicem S.p.A.	5,516,273
194,797	Cabot Corp.	8,839,888
126,510	Carpenter Technology Corp.	6,283,752
104,459	Celanese Corp.	11,270,081
145,245	FMC Corp.	11,483,070
94,427	Reliance Steel & Aluminum Co.	8,683,507

		57,795,136

	Media & Entertainment - 2.4%
144,682	Cinemark Holdings, Inc.	6,083,878
48,789	Electronic Arts, Inc.*	4,617,879
346,499	TEGNA, Inc.	5,516,264

		16,218,021

	Real Estate - 11.7%
62,389	Boston Properties, Inc. REIT	8,585,974
581,138	Brixmor Property Group, Inc. REIT	10,390,747
321,008	Corporate Office Properties Trust REIT	8,949,703
41,008	Equity LifeStyle Properties, Inc. REIT	4,785,634
202,272	Gaming and Leisure Properties, Inc. REIT	8,167,743
62,774	Life Storage, Inc. REIT	5,981,734
317,495	Park Hotels & Resorts, Inc. REIT	10,185,240
434,709	Physicians Realty Trust REIT	7,850,845
38,141	PS Business Parks, Inc. REIT	5,859,220
298,439	STORE Capital Corp. REIT	9,943,988

		80,700,828

	Retailing - 1.8%
203,019	Caleres, Inc.	5,325,188
52,569	Expedia Group, Inc.	6,825,559

		12,150,747

	Semiconductors & Semiconductor Equipment - 3.7%
270,984	Ichor Holdings Ltd.*(1)	6,823,377
55,242	KLA-Tencor Corp.	7,042,250
25,356	Lam Research Corp.	5,259,595
167,091	Silicon Motion Technology Corp. ADR	6,389,560

		25,514,782

	Software & Services - 5.7%
142,718	Amdocs Ltd.	7,860,907
34,455	Booz Allen Hamilton Holding Corp.	2,042,837
175,672	Leidos Holdings, Inc.	12,908,379
174,118	SS&C Technologies Holdings, Inc.	11,780,824
24,214	VeriSign, Inc.*	4,781,054

		39,374,001

	Technology Hardware & Equipment - 5.5%
205,206	Arrow Electronics, Inc.*	17,341,959
41,218	Coherent, Inc.*	6,100,676
154,054	Itron, Inc.*	8,266,538
95,735	Lumentum Holdings, Inc.*	5,932,698

		37,641,871

	Telecommunication Services - 1.2%
138,328	Millicom International Cellular S.A.*	8,091,080

	Transportation - 2.3%
108,751	Genesee & Wyoming, Inc. Class A*	9,640,776
319,577	JetBlue Airways Corp.*	5,928,153

		15,568,929

	Utilities - 6.6%
262,453	Alliant Energy Corp.	12,395,655
96,975	Evergy, Inc.	5,607,095
85,094	Sempra Energy	10,887,777

The accompanying notes are an integral part of these financial statements.

38

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.1% - (continued)
	Utilities - 6.6% - (continued)
308,347	UGI Corp.	$16,807,995

		45,698,522

	Total Common Stocks (cost $624,713,331)	$676,218,027

SHORT-TERM INVESTMENTS - 1.9%
	Other Investment Pools & Funds - 1.8%
12,271,994	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(2)	$12,271,994

	Securities Lending Collateral - 0.1%
19,244	Citibank NA DDCA, 2.42%, 5/1/2019(2)	19,244
187,208	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.34%(2)	187,208
39,845	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.36%(2)	39,845
68,798	Invesco Government & Agency Portfolio, Institutional Class, 2.33%(2)	68,798
63,926	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(2)	63,926
5,858	Western Asset Institutional Government Class A Fund, Institutional Class, 2.29%(2)	5,857

		384,878

	Total Short-Term Investments (cost $12,656,872)	$12,656,872

Total Investments (cost $637,370,203)	100.0%	$688,874,899
Other Assets and Liabilities	0.0%	185,646

Total Net Assets	100.0%	$689,060,545

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviations used in the Schedules of Investments.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$4,284,253	$4,284,253	$—	$—
Banks	67,120,694	67,120,694	—	—
Capital Goods	62,845,003	62,845,003	—	—
Commercial & Professional Services	10,612,868	10,612,868	—	—
Consumer Durables & Apparel	13,101,328	13,101,328	—	—
Consumer Services	7,127,640	7,127,640	—	—
Diversified Financials	7,398,166	7,398,166	—	—
Energy	50,290,739	50,290,739	—	—
Food & Staples Retailing	10,876,110	10,876,110	—	—
Food, Beverage & Tobacco	8,275,372	8,275,372	—	—
Health Care Equipment & Services	36,700,234	36,700,234	—	—
Insurance	58,831,703	51,547,349	7,284,354	—
Materials	57,795,136	52,278,863	5,516,273	—
Media & Entertainment	16,218,021	16,218,021	—	—
Real Estate	80,700,828	80,700,828	—	—
Retailing	12,150,747	12,150,747	—	—
Semiconductors & Semiconductor Equipment	25,514,782	25,514,782	—	—
Software & Services	39,374,001	39,374,001	—	—
Technology Hardware & Equipment	37,641,871	37,641,871	—	—
Telecommunication Services	8,091,080	—	8,091,080	—
Transportation	15,568,929	15,568,929	—	—
Utilities	45,698,522	45,698,522	—	—
Short-Term Investments	12,656,872	12,656,872	—	—

Total	$688,874,899	$667,983,192	$20,891,707	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

39

Hartford Quality Value Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0%
	Banks - 14.8%
368,856	Bank of America Corp.	$11,279,617
46,574	Bank of Nova Scotia	2,564,364
87,003	Citigroup, Inc.	6,151,112
103,078	JP Morgan Chase & Co.	11,962,202
16,831	M&T Bank Corp.	2,862,448
30,209	PNC Financial Services Group, Inc.	4,136,518

		38,956,261

	Capital Goods - 7.9%
39,801	Eaton Corp. plc	3,296,319
14,010	General Dynamics Corp.	2,503,867
22,738	Honeywell International, Inc.	3,947,999
89,278	Johnson Controls International plc	3,347,925
11,372	Lockheed Martin Corp.	3,790,629
26,150	United Technologies Corp.	3,729,251

		20,615,990

	Commercial & Professional Services - 1.0%
25,599	Waste Management, Inc.	2,747,797

	Energy - 9.4%
54,847	Chevron Corp.	6,584,931
34,848	EOG Resources, Inc.	3,347,150
69,595	Exxon Mobil Corp.	5,587,087
76,581	Halliburton Co.	2,169,540
36,458	Hess Corp.	2,337,687
64,673	Suncor Energy, Inc.	2,134,209
43,505	Total S.A. ADR	2,421,923

		24,582,527

	Food & Staples Retailing - 0.6%
31,443	Walgreens Boots Alliance, Inc.	1,684,401

	Food, Beverage & Tobacco - 5.8%
25,834	Altria Group, Inc.	1,403,561
67,066	General Mills, Inc.	3,451,887
22,775	Kellogg Co.	1,373,333
38,500	Nestle S.A. ADR	3,716,405
61,279	Philip Morris International, Inc.	5,304,310

		15,249,496

	Health Care Equipment & Services - 5.5%
6,409	Alcon, Inc.*	373,004
26,047	Hill-Rom Holdings, Inc.	2,641,687
78,751	Koninklijke Philips N.V. ADR	3,386,293
58,289	Medtronic plc	5,176,646
11,933	UnitedHealth Group, Inc.	2,781,224

		14,358,854

	Household & Personal Products - 1.1%
47,253	Unilever N.V.	2,859,279

	Insurance - 6.9%
72,587	American International Group, Inc.	3,452,963
31,130	Chubb Ltd.	4,520,076
37,316	Marsh & McLennan Cos., Inc.	3,518,526
57,188	Principal Financial Group, Inc.	3,268,866
32,738	Prudential Financial, Inc.	3,460,734

		18,221,165

	Materials - 4.0%
50,158	Ball Corp.	3,006,471
33,183	FMC Corp.	2,623,448
29,723	Methanex Corp.(1)	1,632,387
27,901	PPG Industries, Inc.	3,278,367

		10,540,673

	Media & Entertainment - 2.2%
133,232	Comcast Corp. Class A	5,799,589

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 7.6%
17,513	Allergan plc	$2,574,411
108,501	AstraZeneca plc ADR	4,086,148
74,356	Bristol-Myers Squibb Co.	3,452,349
90,091	Merck & Co., Inc.	7,091,063
32,041	Novartis AG ADR	2,634,731

		19,838,702

	Real Estate - 3.2%
16,544	American Tower Corp. REIT	3,231,043
83,661	Corporate Office Properties Trust REIT	2,332,469
13,333	Public Storage REIT	2,948,993

		8,512,505

	Retailing - 4.3%
571,800	Allstar Co.(2)(3)(4)	205,848
23,441	Expedia Group, Inc.	3,043,579
39,812	Lowe’s Cos., Inc.	4,504,330
45,228	Target Corp.	3,501,552

		11,255,309

	Semiconductors & Semiconductor Equipment - 5.0%
132,048	Intel Corp.	6,739,730
23,314	KLA-Tencor Corp.	2,972,069
38,601	QUALCOMM, Inc.	3,324,704

		13,036,503

	Software & Services - 4.1%
16,399	Accenture plc Class A	2,995,605
27,606	International Business Machines Corp.	3,872,294
30,602	Microsoft Corp.	3,996,621

		10,864,520

	Technology Hardware & Equipment - 3.9%
7,285	Apple, Inc.	1,461,881
91,886	Cisco Systems, Inc.	5,141,022
24,876	Motorola Solutions, Inc.	3,604,781

		10,207,684

	Telecommunication Services - 3.0%
136,503	Verizon Communications, Inc.	7,806,606

	Transportation - 0.9%
22,121	United Parcel Service, Inc. Class B	2,349,693

	Utilities - 5.8%
64,737	Alliant Energy Corp.	3,057,529
59,903	Avangrid, Inc.	3,067,633
37,820	Dominion Energy, Inc.	2,945,043
47,585	Eversource Energy	3,409,941
51,816	UGI Corp.	2,824,490

		15,304,636

	Total Common Stocks (cost $232,770,472)	$254,792,190

SHORT-TERM INVESTMENTS - 3.5%
	Other Investment Pools & Funds - 3.1%
8,081,354	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(5)	$8,081,354

	Securities Lending Collateral - 0.4%
49,000	Citibank NA DDCA, 2.42%, 5/1/2019(5)	49,000
476,681	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.34%(5)	476,681
101,456	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.36%(5)	101,456
175,177	Invesco Government & Agency Portfolio, Institutional Class, 2.33%(5)	175,177

The accompanying notes are an integral part of these financial statements.

40

Hartford Quality Value Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†

SHORT-TERM INVESTMENTS - 3.5% - (continued)
	Securities Lending Collateral - 0.4% - (continued)
162,771	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(5)	$162,771
14,915	Western Asset Institutional Government Class A Fund, Institutional Class, 2.29%(5)	14,915

		980,000

	Total Short-Term Investments (cost $9,061,354)	$9,061,354

Total Investments (cost $241,831,826)	100.5%	$263,853,544
Other Assets and Liabilities	(0.5)%	(1,286,624)

Total Net Assets	100.0%	$262,566,920

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviations used in the Schedules of Investments.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Investment valued using significant unobservable inputs.

(3)

This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2019, the aggregate fair value of this security was $205,848, which represented 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $205,848 or 0.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
08/2011	Allstar Co.	571,800	$248,744	$205,848

(5)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$38,956,261	$38,956,261	$—	$—
Capital Goods	20,615,990	20,615,990	—	—
Commercial & Professional Services	2,747,797	2,747,797	—	—
Energy	24,582,527	24,582,527	—	—
Food & Staples Retailing	1,684,401	1,684,401	—	—
Food, Beverage & Tobacco	15,249,496	15,249,496	—	—
Health Care Equipment & Services	14,358,854	14,358,854	—	—
Household & Personal Products	2,859,279	2,859,279	—	—
Insurance	18,221,165	18,221,165	—	—
Materials	10,540,673	10,540,673	—	—
Media & Entertainment	5,799,589	5,799,589	—	—
Pharmaceuticals, Biotechnology & Life Sciences	19,838,702	19,838,702	—	—
Real Estate	8,512,505	8,512,505	—	—
Retailing	11,255,309	11,049,461	—	205,848
Semiconductors & Semiconductor Equipment	13,036,503	13,036,503	—	—
Software & Services	10,864,520	10,864,520	—	—
Technology Hardware & Equipment	10,207,684	10,207,684	—	—
Telecommunication Services	7,806,606	7,806,606	—	—
Transportation	2,349,693	2,349,693	—	—
Utilities	15,304,636	15,304,636	—	—
Short-Term Investments	9,061,354	9,061,354	—	—

Total	$263,853,544	$263,647,696	$—	$205,848

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended April 30, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

41

The Hartford Small Cap Growth Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9%
	Automobiles & Components - 1.0%
150,861	Cooper Tire & Rubber Co.	$4,504,709
43,016	Tenneco, Inc. Class A	942,911
84,182	Visteon Corp.*	5,557,696

		11,005,316

	Banks - 4.5%
199,405	First Busey Corp.	5,152,625
240,246	First Hawaiian, Inc.	6,642,802
103,750	IBERIABANK Corp.	8,248,125
776,676	MGIC Investment Corp.*	11,370,537
209,532	Seacoast Banking Corp. of Florida*	5,942,327
401,311	Sterling Bancorp	8,596,082
182,508	Triumph Bancorp, Inc.*	5,659,573

		51,612,071

	Capital Goods - 10.6%
231,554	Aerojet Rocketdyne Holdings, Inc.*	7,840,418
232,161	Altra Industrial Motion Corp.	8,703,716
58,725	American Woodmark Corp.*	5,281,139
135,392	Applied Industrial Technologies, Inc.	8,115,397
70,639	Armstrong World Industries, Inc.	6,122,282
36,765	Astec Industries, Inc.	1,239,348
134,146	Axon Enterprise, Inc.*	8,518,271
123,295	AZZ, Inc.	5,855,280
75,125	EnerSys	5,197,899
142,669	Generac Holdings, Inc.*	7,845,368
162,159	ITT, Inc.	9,818,727
219,985	JELD-WEN Holding, Inc.*	4,344,704
131,884	John Bean Technologies Corp.	14,479,544
91,401	Mercury Systems, Inc.*	6,674,101
370,306	Milacron Holdings Corp.*	5,410,171
119,842	Patrick Industries, Inc.*	5,976,521
250,787	Rexnord Corp.*	7,172,508
217,015	Welbilt, Inc.*	3,652,362

		122,247,756

	Commercial & Professional Services - 3.9%
54,506	Advanced Disposal Services, Inc.*	1,762,724
148,431	ASGN, Inc.*	9,357,090
139,511	Clean Harbors, Inc.*	10,602,836
181,415	Exponent, Inc.	10,271,718
80,115	Huron Consulting Group, Inc.*	3,871,958
83,022	MSA Safety, Inc.	9,124,948

		44,991,274

	Consumer Durables & Apparel - 5.9%
99,227	Carter’s, Inc.	10,509,132
129,101	Oxford Industries, Inc.	10,723,129
71,155	Roku, Inc.*	4,524,747
402,211	Steven Madden Ltd.	14,620,370
174,958	TopBuild Corp.*	12,462,258
404,651	Wolverine World Wide, Inc.	14,895,203

		67,734,839

	Consumer Services - 2.7%
118,594	Dunkin’ Brands Group, Inc.	8,850,670
111,255	Marriott Vacations Worldwide Corp.	11,751,866
135,787	Wingstop, Inc.	10,220,687

		30,823,223

	Diversified Financials - 2.7%
230,042	Blucora, Inc.*	8,051,470
100,449	Evercore, Inc. Class A	9,786,746
154,512	OneMain Holdings, Inc.	5,248,773
843,343	SLM Corp.	8,568,365

		31,655,354

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9% - (continued)
	Energy - 1.4%
658,956	Kosmos Energy Ltd.	$4,408,415
119,510	PDC Energy, Inc.*	5,197,490
304,468	ProPetro Holding Corp.*	6,737,877

		16,343,782

	Food & Staples Retailing - 1.6%
44,764	Casey’s General Stores, Inc.	5,924,516
300,775	Performance Food Group Co.*	12,316,736

		18,241,252

	Food, Beverage & Tobacco - 1.2%
560,570	Hostess Brands, Inc.*	7,511,638
58,068	Post Holdings, Inc.*	6,548,909

		14,060,547

	Health Care Equipment & Services - 11.5%
214,274	AtriCure, Inc.*	6,432,505
193,145	Cardiovascular Systems, Inc.*	6,864,373
218,468	Globus Medical, Inc. Class A*	9,850,722
94,333	Haemonetics Corp.*	8,233,384
305,205	HMS Holdings Corp.*	9,287,388
32,959	ICU Medical, Inc.*	7,498,172
95,359	Insulet Corp.*	8,224,714
116,440	Integra LifeSciences Holdings Corp.*	6,077,004
69,726	LHC Group, Inc.*	7,747,256
66,641	Medidata Solutions, Inc.*	6,020,348
185,687	Merit Medical Systems, Inc.*	10,431,896
161,716	Omnicell, Inc.*	12,995,498
374,298	OraSure Technologies, Inc.*	3,540,859
48,198	Orthofix Medical, Inc.*	2,640,768
79,867	Providence Service Corp.*	5,297,578
595,872	R1 RCM, Inc.*	6,238,780
85,938	Tandem Diabetes Care, Inc.*	5,277,453
89,461	Teladoc Health, Inc.*	5,088,542
43,364	U.S. Physical Therapy, Inc.	5,051,472

		132,798,712

	Household & Personal Products - 0.7%
187,341	Edgewell Personal Care Co.*	7,724,069

	Insurance - 0.9%
243,579	James River Group Holdings Ltd.	10,283,905

	Materials - 3.0%
131,907	Boise Cascade Co.	3,652,505
533,496	Graphic Packaging Holding Co.	7,404,925
366,366	Livent Corp.*	3,949,425
203,122	Louisiana-Pacific Corp.	5,088,206
445,775	OMNOVA Solutions, Inc.*	3,298,735
207,294	PolyOne Corp.	5,729,606
326,263	Summit Materials, Inc. Class A*	5,716,128

		34,839,530

	Media & Entertainment - 0.4%
111,699	Cargurus, Inc.*	4,550,617
89,259	TrueCar, Inc.*	574,828

		5,125,445

	Pharmaceuticals, Biotechnology & Life Sciences - 13.9%
198,981	Abeona Therapeutics, Inc.*	1,532,154
126,629	Aerie Pharmaceuticals, Inc.*	4,830,896
53,489	Agios Pharmaceuticals, Inc.*	2,991,105
385,006	Alder Biopharmaceuticals, Inc.*	5,232,231
579,003	Amicus Therapeutics, Inc.*	7,723,900
384,540	Amneal Pharmaceuticals, Inc.*	4,949,030
242,759	Apellis Pharmaceuticals, Inc.*	4,809,056
163,481	Arena Pharmaceuticals, Inc.*	7,479,256
214,772	Array BioPharma, Inc.*	4,855,995
89,924	Assembly Biosciences, Inc.*	1,419,001

The accompanying notes are an integral part of these financial statements.

42

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 13.9% - (continued)
134,773	Audentes Therapeutics, Inc.*	$5,093,072
43,484	Avrobio, Inc.*	817,934
106,039	Biohaven Pharmaceutical Holding Co., Ltd.*	6,346,434
119,134	Blueprint Medicines Corp.*	9,007,722
172,607	Catalent, Inc.*	7,736,246
390,923	Cymabay Therapeutics, Inc.*	5,007,724
228,448	Five Prime Therapeutics, Inc.*	2,531,204
139,213	Flexion Therapeutics, Inc.*	1,475,658
109,315	G1 Therapeutics, Inc.*	2,339,341
159,365	GlycoMimetics, Inc.*	1,939,472
277,240	Heron Therapeutics, Inc.*	6,010,563
79,644	Insmed, Inc.*	2,424,363
310,292	Intersect ENT, Inc.*	10,081,387
103,800	Karyopharm Therapeutics, Inc.*	484,746
37,465	Ligand Pharmaceuticals, Inc.*	4,714,970
14,653	Madrigal Pharmaceuticals, Inc.*	1,554,390
199,975	Minerva Neurosciences, Inc.*	1,473,816
133,870	MyoKardia, Inc.*	6,423,082
270,821	NanoString Technologies, Inc.*	7,033,221
136,032	Portola Pharmaceuticals, Inc.*	4,801,930
86,889	REGENXBIO, Inc.*	4,379,206
228,667	Revance Therapeutics, Inc.*	3,027,551
811,222	Rigel Pharmaceuticals, Inc.*	1,809,025
31,492	Spark Therapeutics, Inc.*	3,359,881
123,268	Syneos Health, Inc.*	5,784,967
131,200	Ultragenyx Pharmaceutical, Inc.*	8,659,200

		160,139,729

	Real Estate - 2.9%
265,452	Columbia Property Trust, Inc. REIT	6,028,415
54,601	Coresite Realty Corp. REIT	5,973,895
202,303	Corporate Office Properties Trust REIT	5,640,208
213,426	Pebblebrook Hotel Trust REIT	6,949,151
55,063	PS Business Parks, Inc. REIT	8,458,778

		33,050,447

	Retailing - 4.3%
312,454	Caleres, Inc.	8,195,668
132,205	Core-Mark Holding Co., Inc.	4,805,652
136,872	Etsy, Inc.*	9,244,335
81,451	Five Below, Inc.*	11,923,612
156,016	Floor & Decor Holdings, Inc. Class A*	7,491,888
113,177	Liberty Expedia Holdings, Inc. Class A*	5,253,676
100,976	Urban Outfitters, Inc.*	3,002,017

		49,916,848

	Semiconductors & Semiconductor Equipment - 2.8%
117,450	Cirrus Logic, Inc.*	5,588,271
370,614	Cohu, Inc.	5,496,206
320,418	Entegris, Inc.	13,092,279
452,663	FormFactor, Inc.*	8,577,964

		32,754,720

	Software & Services - 15.3%
97,969	2U, Inc.*	5,927,125
260,508	8x8, Inc.*	6,231,351
40,618	Alteryx, Inc. Class A*	3,600,380
115,770	Blackbaud, Inc.	9,179,403
48,104	CACI International, Inc. Class A*	9,377,394
183,160	Carbonite, Inc.*	4,492,915
429,161	Cloudera, Inc.*	4,776,562
86,145	Everbridge, Inc.*	6,365,254
17,194	Fair Isaac Corp.*	4,810,022
191,640	Five9, Inc.*	10,170,335
229,009	ForeScout Technologies, Inc.*	9,627,538
61,869	HubSpot, Inc.*	11,414,212

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9% - (continued)
	Software & Services - 15.3% - (continued)
103,639	Instructure, Inc.*	$4,464,768
95,553	LiveRamp Holdings, Inc.*	5,573,606
94,518	New Relic, Inc.*	9,947,074
100,338	Paylocity Holding Corp.*	9,687,634
150,611	Pegasystems, Inc.	11,297,331
284,994	Pivotal Software, Inc. Class A*	6,184,370
81,193	Q2 Holdings, Inc.*	6,123,576
158,824	Rapid7, Inc.*	8,630,496
267,282	SailPoint Technologies Holding, Inc.*	7,553,389
109,905	Science Applications International Corp.	8,237,380
240,270	SVMK, Inc.*	4,300,833
37,694	Trade Desk, Inc. Class A*	8,348,467

		176,321,415

	Technology Hardware & Equipment - 3.2%
223,349	CTS Corp.	6,689,303
100,640	ePlus, Inc.*	9,489,346
178,623	Lumentum Holdings, Inc.*	11,069,267
57,235	Rogers Corp.*	9,588,007

		36,835,923

	Telecommunication Services - 0.2%
383,958	ORBCOMM, Inc.*	2,779,856

	Transportation - 1.3%
106,963	Genesee & Wyoming, Inc. Class A*	9,482,270
253,513	Marten Transport Ltd.	5,014,487

		14,496,757

	Total Common Stocks (cost $973,668,312)	$1,105,782,770

EXCHANGE-TRADED FUNDS - 1.6%
	Other Investment Pools & Funds - 1.6%
87,986	iShares Russell 2000 Growth ETF	17,814,525

	Total Exchange-Traded Funds (cost $17,731,555)	$17,814,525

	Total Long-Term Investments (cost $991,399,867)	$1,123,597,295

SHORT-TERM INVESTMENTS - 2.6%
	Other Investment Pools & Funds - 2.6%
30,175,513	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(1)	30,175,513

	Total Short-Term Investments (cost $30,175,513)	$30,175,513

Total Investments (cost $1,021,575,380)	100.1%	$1,153,772,808
Other Assets and Liabilities	(0.1)%	(783,519)

Total Net Assets	100.0%	$1,152,989,289

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviations used in the Schedules of Investments.

The accompanying notes are an integral part of these financial statements.

43

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$11,005,316	$11,005,316	$—	$—
Banks	51,612,071	51,612,071	—	—
Capital Goods	122,247,756	122,247,756	—	—
Commercial & Professional Services	44,991,274	44,991,274	—	—
Consumer Durables & Apparel	67,734,839	67,734,839	—	—
Consumer Services	30,823,223	30,823,223	—	—
Diversified Financials	31,655,354	31,655,354	—	—
Energy	16,343,782	16,343,782	—	—
Food & Staples Retailing	18,241,252	18,241,252	—	—
Food, Beverage & Tobacco	14,060,547	14,060,547	—	—
Health Care Equipment & Services	132,798,712	132,798,712	—	—
Household & Personal Products	7,724,069	7,724,069	—	—
Insurance	10,283,905	10,283,905	—	—
Materials	34,839,530	34,839,530	—	—
Media & Entertainment	5,125,445	5,125,445	—	—
Pharmaceuticals, Biotechnology & Life Sciences	160,139,729	160,139,729	—	—
Real Estate	33,050,447	33,050,447	—	—
Retailing	49,916,848	49,916,848	—	—
Semiconductors & Semiconductor Equipment	32,754,720	32,754,720	—	—
Software & Services	176,321,415	176,321,415	—	—
Technology Hardware & Equipment	36,835,923	36,835,923	—	—
Telecommunication Services	2,779,856	2,779,856	—	—
Transportation	14,496,757	14,496,757	—	—
Exchange-Traded Funds	17,814,525	17,814,525	—	—
Short-Term Investments	30,175,513	30,175,513	—	—

Total	$1,153,772,808	$1,153,772,808	$—	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

44

Hartford Small Cap Value Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6%
	Automobiles & Components - 1.6%
53,557	Cooper Tire & Rubber Co.	$1,599,212

	Banks - 16.7%
61,194	Bank OZK	1,997,984
89,558	Cadence Bancorp	2,037,445
116,358	FNB Corp.	1,411,423
44,428	Great Western Bancorp, Inc.	1,562,533
89,941	Hilltop Holdings, Inc.	1,891,459
83,090	Opus Bank	1,817,178
99,623	Radian Group, Inc.	2,333,171
88,081	Umpqua Holdings Corp.	1,529,086
98,032	United Financial Bancorp, Inc.	1,293,042
56,843	Univest Financial Corp.	1,433,580

		17,306,901

	Capital Goods - 11.4%
34,792	Argan, Inc.	1,663,753
135,764	Briggs & Stratton Corp.	1,656,321
69,527	JELD-WEN Holding, Inc.*	1,373,158
41,948	Kennametal, Inc.	1,707,283
63,126	nVent Electric plc	1,764,372
148,365	REV Group, Inc.(1)	1,882,752
74,890	Triumph Group, Inc.	1,777,140

		11,824,779

	Commercial & Professional Services - 7.9%
112,230	BrightView Holdings, Inc.*	1,800,169
29,005	Deluxe Corp.	1,297,103
41,390	Kforce, Inc.	1,490,868
77,877	Knoll, Inc.	1,700,834
30,183	McGrath Rent Corp.	1,871,346

		8,160,320

	Consumer Durables & Apparel - 4.1%
26,670	Sturm Ruger & Co., Inc.	1,493,253
27,884	Tempur Sealy International, Inc.*	1,712,078
45,043	Tupperware Brands Corp.	1,072,023

		4,277,354

	Consumer Services - 2.9%
33,041	Adtalem Global Education, Inc.*	1,629,582
79,690	Carriage Services, Inc.	1,398,560

		3,028,142

	Diversified Financials - 4.4%
63,338	Greenhill & Co., Inc.	1,311,730
126,944	Navient Corp.	1,715,013
53,893	PRA Group, Inc.*	1,515,471

		4,542,214

	Food, Beverage & Tobacco - 2.0%
155,324	Hostess Brands, Inc.*	2,081,342

	Health Care Equipment & Services - 3.3%
167,378	Allscripts Healthcare Solutions, Inc.*	1,652,021
64,113	Natus Medical, Inc.*	1,715,664

		3,367,685

	Household & Personal Products - 1.7%
42,971	Edgewell Personal Care Co.*	1,771,694

	Insurance - 4.8%
190,349	Lancashire Holdings Ltd.	1,710,370
170,194	MBIA, Inc.*	1,645,776
139,070	Third Point Reinsurance Ltd.*	1,614,603

		4,970,749

	Materials - 3.5%
32,111	Compass Minerals International, Inc.	1,842,850
51,392	Schweitzer-Mauduit International, Inc.	1,828,014

		3,670,864

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Media & Entertainment - 3.8%
243,271	Entercom Communications Corp. Class A	$1,673,704
144,443	TEGNA, Inc.	2,299,533

		3,973,237

	Pharmaceuticals, Biotechnology & Life Sciences - 1.7%
56,440	Myriad Genetics Inc.*	1,776,731

	Real Estate - 5.4%
77,293	CoreCivic, Inc. REIT	1,608,467
82,785	Outfront Media, Inc. REIT	1,972,767
62,465	Pebblebrook Hotel Trust REIT	2,033,860

		5,615,094

	Retailing - 4.7%
18,150	Children’s Place, Inc.	2,047,683
107,270	Michaels Cos., Inc.*	1,205,715
19,359	Stamps.com, Inc.*	1,661,002

		4,914,400

	Semiconductors & Semiconductor Equipment - 6.9%
66,371	Ichor Holdings Ltd.*	1,671,222
40,961	Silicon Motion Technology Corp. ADR	1,566,348
101,989	Tower Semiconductor Ltd.*	1,832,742
84,335	Xperi Corp.	2,095,725

		7,166,037

	Software & Services - 8.3%
47,724	Cardtronics plc Class A*	1,706,611
116,105	Conduent, Inc.*	1,489,627
47,063	CSG Systems International, Inc.	2,101,363
51,336	EVERTEC, Inc.	1,607,330
182,976	TiVo Corp.	1,714,485

		8,619,416

	Technology Hardware & Equipment - 3.5%
221,709	Avid Technology, Inc.*	1,684,989
37,484	Plantronics, Inc.	1,929,676

		3,614,665

	Total Common Stocks (cost $97,028,097)	$102,280,836

SHORT-TERM INVESTMENTS - 1.9%
	Other Investment Pools & Funds - 1.6%
1,661,754	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 2.37%(2)	$1,661,754

	Securities Lending Collateral - 0.3%
13,000	Citibank NA DDCA, 2.42%, 5/1/2019(2)	13,000
126,466	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.34%(2)	126,466
26,917	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.36%(2)	26,917
46,476	Invesco Government & Agency Portfolio, Institutional Class, 2.33%(2)	46,476
43,184	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(2)	43,184
3,957	Western Asset Institutional Government Class A Fund, Institutional Class, 2.29%(2)	3,957

		260,000

	Total Short-Term Investments (cost $1,921,754)	$1,921,754

Total Investments (cost $98,949,851)	100.5%	$104,202,590
Other Assets and Liabilities	(0.5)%	(502,967)

Total Net Assets	100.0%	$103,699,623

The accompanying notes are an integral part of these financial statements.

45

Hartford Small Cap Value Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviations used in the Schedules of Investments.
*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$1,599,212	$1,599,212	$—	$—
Banks	17,306,901	17,306,901	—	—
Capital Goods	11,824,779	11,824,779	—	—
Commercial & Professional Services	8,160,320	8,160,320	—	—
Consumer Durables & Apparel	4,277,354	4,277,354	—	—
Consumer Services	3,028,142	3,028,142	—	—
Diversified Financials	4,542,214	4,542,214	—	—
Food, Beverage & Tobacco	2,081,342	2,081,342	—	—
Health Care Equipment & Services	3,367,685	3,367,685	—	—
Household & Personal Products	1,771,694	1,771,694	—	—
Insurance	4,970,749	3,260,379	1,710,370	—
Materials	3,670,864	3,670,864	—	—
Media & Entertainment	3,973,237	3,973,237	—	—
Pharmaceuticals, Biotechnology & Life Sciences	1,776,731	1,776,731	—	—
Real Estate	5,615,094	5,615,094	—	—
Retailing	4,914,400	4,914,400	—	—
Semiconductors & Semiconductor Equipment	7,166,037	7,166,037	—	—
Software & Services	8,619,416	8,619,416	—	—
Technology Hardware & Equipment	3,614,665	3,614,665	—	—
Short-Term Investments	1,921,754	1,921,754	—	—

Total	$104,202,590	$102,492,220	$1,710,370	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

46

The Hartford Small Company Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.4%
	Automobiles & Components - 2.0%
66,294	LCI Industries	$5,823,928
167,935	Winnebago Industries, Inc.	5,939,861

		11,763,789

	Banks - 5.6%
195,077	BancorpSouth Bank	5,945,947
148,718	CenterState Bank Corp.	3,670,360
388,638	MGIC Investment Corp.*	5,689,660
371,002	Sterling Bancorp	7,946,863
61,659	Texas Capital Bancshares, Inc.*	3,991,187
158,446	Union Bankshares Corp.	5,783,279

		33,027,296

	Capital Goods - 9.9%
335,246	Actuant Corp. Class A	8,575,593
62,716	Altra Industrial Motion Corp.	2,351,223
116,686	Argan, Inc.	5,579,925
36,467	Axon Enterprise, Inc.*	2,315,654
166,070	EnerSys	11,490,383
207,720	ITT, Inc.	12,577,446
22,880	Kadant, Inc.	2,244,299
59,876	Patrick Industries, Inc.*	2,986,016
369,928	Rexnord Corp.*	10,579,941

		58,700,480

	Commercial & Professional Services - 3.3%
103,239	Brink’s Co.	8,251,893
6,063	CoStar Group, Inc.*	3,008,764
130,498	TriNet Group, Inc.*	8,135,245

		19,395,902

	Consumer Durables & Apparel - 6.1%
183,933	Acushnet Holdings Corp.	4,636,951
98,327	Carter’s, Inc.	10,413,813
259,740	Century Communities, Inc.*	6,605,188
280,694	Skyline Champion Corp.	5,925,450
27,688	Under Armour, Inc. Class A*	639,316
375,510	Under Armour, Inc. Class C*	7,780,567

		36,001,285

	Consumer Services - 6.4%
580,284	DraftKings, Inc.(1)(2)(3)	1,648,007
59,604	Grand Canyon Education, Inc.*	6,907,507
119,348	Marriott Vacations Worldwide Corp.	12,606,729
136,897	Planet Fitness, Inc. Class A*	10,363,103
103,372	Shake Shack, Inc. Class A*	6,336,704

		37,862,050

	Diversified Financials - 0.8%
73,630	Green Dot Corp. Class A*	4,695,385

	Energy - 0.7%
119,972	Viper Energy Partners L.P.	4,033,459

	Food & Staples Retailing - 1.1%
155,126	Performance Food Group Co.*	6,352,410

	Food, Beverage & Tobacco - 1.5%
100,737	MGP Ingredients, Inc.	8,851,760

	Health Care Equipment & Services - 12.1%
35,296	Amedisys, Inc.*	4,511,535
125,509	Globus Medical, Inc. Class A*	5,659,201
74,860	Haemonetics Corp.*	6,533,781
71,521	Hill-Rom Holdings, Inc.	7,253,660
188,592	HMS Holdings Corp.*	5,738,855
102,242	Insulet Corp.*	8,818,372
158,162	Merit Medical Systems, Inc.*	8,885,541
151,926	Omnicell, Inc.*	12,208,773
43,268	Penumbra, Inc.*	5,819,546

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.4% - (continued)
	Health Care Equipment & Services - 12.1% - (continued)
105,583	Tandem Diabetes Care, Inc.*	$6,483,852

		71,913,116

	Insurance - 0.8%
111,637	James River Group Holdings Ltd.	4,713,314

	Materials - 3.4%
138,236	Cabot Corp.	6,273,150
194,250	Carpenter Technology Corp.	9,648,397
38,871	Ingevity Corp.*	4,470,554

		20,392,101

	Pharmaceuticals, Biotechnology & Life Sciences - 11.2%
194,786	Abeona Therapeutics, Inc.*	1,499,852
75,614	Aerie Pharmaceuticals, Inc.*	2,884,674
247,914	Amicus Therapeutics, Inc.*	3,307,173
125,136	Apellis Pharmaceuticals, Inc.*	2,478,944
101,426	Arena Pharmaceuticals, Inc.*	4,640,240
23,422	Ascendis Pharma AS ADR*	2,608,742
92,167	CareDx, Inc.*	2,507,864
88,147	CytomX Therapeutics, Inc.*	838,278
81,467	Exact Sciences Corp.*	8,039,978
89,070	G1 Therapeutics, Inc.*	1,906,098
45,980	Galapagos N.V. ADR*	5,287,700
121,182	Heron Therapeutics, Inc.*	2,627,226
146,693	Invitae Corp.*	3,464,889
164,888	Karyopharm Therapeutics, Inc.*	770,027
80,361	MyoKardia, Inc.*	3,855,721
46,886	PRA Health Sciences, Inc.*	4,539,503
95,320	Ra Pharmaceuticals, Inc.*	2,116,104
138,381	Revance Therapeutics, Inc.*	1,832,164
119,491	Rhythm Pharmaceuticals, Inc.*	3,020,732
19,428	Sage Therapeutics, Inc.*	3,268,372
313,855	Sangamo Therapeutics, Inc.*	3,668,965
28,997	Syneos Health, Inc.*	1,360,829

		66,524,075

	Real Estate - 4.0%
135,034	Agree Realty Corp. REIT	8,840,676
175,440	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	4,664,950
150,444	NexPoint Residential Trust, Inc. REIT	5,640,145
223,664	Xenia Hotels & Resorts, Inc. REIT	4,842,326

		23,988,097

	Retailing - 3.5%
3,136,600	Allstar Co.(1)(2)(3)	1,129,176
51,783	Etsy, Inc.*	3,497,424
43,417	Five Below, Inc.*	6,355,815
143,157	Floor & Decor Holdings, Inc. Class A*	6,874,399
35,930	Sleep Number Corp.*	1,250,364
26,907	Tory Burch LLC*(1)(2)(3)	1,580,005

		20,687,183

	Semiconductors & Semiconductor Equipment - 2.7%
211,824	Entegris, Inc.	8,655,129
342,434	Tower Semiconductor Ltd.*	6,153,539
8,665	Universal Display Corp.	1,382,934

		16,191,602

	Software & Services - 16.2%
61,281	2U, Inc.*	3,707,500
51,879	Alteryx, Inc. Class A*	4,598,555
71,173	Endava plc ADR*	2,353,691
15,207	EPAM Systems, Inc.*	2,727,528
88,034	Everbridge, Inc.*	6,504,832
15,962	Fair Isaac Corp.*	4,465,369
134,410	Five9, Inc.*	7,133,139

The accompanying notes are an integral part of these financial statements.

47

The Hartford Small Company Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.4% - (continued)
	Software & Services - 16.2% - (continued)
70,588	Globant S.A.*	$5,928,686
54,172	Guidewire Software, Inc.*	5,769,318
28,376	HubSpot, Inc.*	5,235,088
86,074	LiveRamp Holdings, Inc.*	5,020,696
217,837	Mimecast Ltd.*	11,220,784
313,514	Pivotal Software, Inc. Class A*	6,803,254
84,397	Rapid7, Inc.*	4,586,133
92,520	Science Applications International Corp.	6,934,374
28,774	Trade Desk, Inc. Class A*	6,372,866
77,570	Zendesk, Inc.*	6,809,095

		96,170,908

	Technology Hardware & Equipment - 2.8%
33,462	Lumentum Holdings, Inc.*	2,073,640
197,673	nLight, Inc.*	5,165,195
43,640	Zebra Technologies Corp. Class A*	9,214,150

		16,452,985

	Telecommunication Services - 1.3%
64,479	Bandwidth, Inc. Class A*	4,863,006
140,534	Boingo Wireless, Inc.*	3,195,743

		8,058,749

	Total Common Stocks (cost $497,918,970)	$565,775,946

PREFERRED STOCKS - 0.8%
	Retailing - 0.3%
47,489	Honest Co., Inc.*(1)(2)(3)	$1,777,513

	Software & Services - 0.5%
263,189	MarkLogic Corp. Series F*(1)(2)(3)	2,660,841

	Total Preferred Stocks (cost $5,229,589)	$4,438,354

ESCROWS - 0.0%(4)
	Software & Services - 0.0%
98,033	Veracode, Inc.*(1)(2)(3)	53,331

	Total Escrows (cost $—)	$53,331

	Total Long-Term Investments (cost $503,148,559)	$570,267,631

SHORT-TERM INVESTMENTS - 3.0%
	Other Investment Pools & Funds - 3.0%
18,140,202	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(5)	$18,140,202

	Total Short-Term Investments (cost $18,140,202)	$18,140,202

Total Investments (cost $521,288,761)	99.2%	$588,407,833
Other Assets and Liabilities	0.8%	4,459,033

Total Net Assets	100.0%	$592,866,866

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviations used in the Schedules of Investments.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2019, the aggregate fair value of these securities was $8,848,873, which represented 1.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $8,848,873 or 1.5% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
08/2011	Allstar Co.	3,136,600	$1,364,479	$1,129,176
07/2015	DraftKings, Inc.	580,284	2,187,550	1,648,007
08/2015	Honest Co., Inc. Preferred	47,489	2,172,859	1,777,513
04/2015	MarkLogic Corp. Series F Preferred	263,189	3,056,730	2,660,841
11/2013	Tory Burch LLC	26,907	2,108,912	1,580,005
04/2017	Veracode, Inc.	98,033	—	53,331

			$10,890,530	$8,848,873

(4)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(5)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

48

The Hartford Small Company Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$11,763,789	$11,763,789	$—	$—
Banks	33,027,296	33,027,296	—	—
Capital Goods	58,700,480	58,700,480	—	—
Commercial & Professional Services	19,395,902	19,395,902	—	—
Consumer Durables & Apparel	36,001,285	36,001,285	—	—
Consumer Services	37,862,050	36,214,043	—	1,648,007
Diversified Financials	4,695,385	4,695,385	—	—
Energy	4,033,459	4,033,459	—	—
Food & Staples Retailing	6,352,410	6,352,410	—	—
Food, Beverage & Tobacco	8,851,760	8,851,760	—	—
Health Care Equipment & Services	71,913,116	71,913,116	—	—
Insurance	4,713,314	4,713,314	—	—
Materials	20,392,101	20,392,101	—	—
Pharmaceuticals, Biotechnology & Life Sciences	66,524,075	66,524,075	—	—
Real Estate	23,988,097	23,988,097	—	—
Retailing	20,687,183	17,978,002	—	2,709,181
Semiconductors & Semiconductor Equipment	16,191,602	16,191,602	—	—
Software & Services	96,170,908	96,170,908	—	—
Technology Hardware & Equipment	16,452,985	16,452,985	—	—
Telecommunication Services	8,058,749	8,058,749	—	—
Preferred Stocks	4,438,354	—	—	4,438,354
Escrows	53,331	—	—	53,331
Short-Term Investments	18,140,202	18,140,202	—	—

Total	$588,407,833	$579,558,960	$—	$8,848,873

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2019:

	Common Stocks	Preferred Stocks	Escrows	Total
Beginning balance	$4,284,091	$4,346,678	$112,498	$8,743,267
Purchases	—	—	—	—
Sales	—	—	(65,743)	(65,743)
Accrued discounts/(premiums)	—	—	—	—
Total realized gain/(loss)	—	(291,935)	65,744	(226,191)
Net change in unrealized appreciation/depreciation	73,097	383,611	(59,168)	397,540
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—

Ending balance	$4,357,188	$4,438,354	$53,331	$8,848,873

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at April 30, 2019: was $164,773.

The accompanying notes are an integral part of these financial statements.

49

Hartford Domestic Equity Funds

Glossary (abbreviations used in the preceding Schedules of Investments)

Below are the definitions of the abbreviations used in the preceding schedules of investments.

Counterparty Abbreviations:
SSG	State Street Global Markets LLC

Currency Abbreviations:
JPY	Japanese Yen
USD	United States Dollar

Index Abbreviations:
S&P	Standard & Poors

Other Abbreviations:
ADR	American Depositary Receipt
DDCA	Dollars on Deposit in Custody Account
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

50

Hartford Domestic Equity Funds

Statements of Assets and Liabilities

April 30, 2019 (Unaudited)

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund
Assets:
Investments in securities, at market value(1)	$7,207,093,119	$4,600,449,000	$8,767,008,097	$4,054,341,772	$5,224,022,110
Foreign currency	1,236	—	—	547,937	20
Unrealized appreciation on foreign currency contracts	9,989	—	—	—	—
Receivables:
Investment securities sold	45,599,701	—	7,928,619	14,985,655	27,057,671
Fund shares sold	1,335,242	11,759,940	9,877,783	6,154,709	5,203,283
Dividends and interest	5,682,213	4,266,051	9,763,842	4,587,351	1,118,001
Securities lending income	9,838	—	1,077	—	8,389
Variation margin on futures contracts	4,617,927	1,989,960	—	—	—
Variation margin on centrally cleared swap contracts	205,240	—	—	—	—
Tax reclaims	1,672,508	—	1,868,977	2,831,133	574,681
Other assets	88,017	170,076	138,382	93,471	128,761

Total assets	7,266,315,030	4,618,635,027	8,796,586,777	4,083,542,028	5,258,112,916

Liabilities:
Obligation to return securities lending collateral	12,132,750	—	—	—	26,973,237
Payables:
Investment securities purchased	34,794,436	—	10,107,445	8,983,521	55,651,366
Fund shares redeemed	7,454,473	8,245,985	7,933,045	3,866,219	6,368,958
Investment management fees	3,881,802	1,265,498	4,310,055	2,044,279	2,917,274
Transfer agent fees	2,447,690	817,635	1,828,830	1,117,682	1,560,053
Accounting services fees	116,551	63,100	105,657	57,821	85,996
Board of Directors’ fees	44,131	12,715	40,175	21,712	26,919
Distribution fees	218,269	79,446	162,097	101,227	125,135
Accrued expenses	371,472	95,224	293,184	167,442	262,996

Total liabilities	61,461,574	10,579,603	24,780,488	16,359,903	93,971,934

Net assets	$7,204,853,456	$4,608,055,424	$8,771,806,289	$4,067,182,125	$5,164,140,982

Summary of Net Assets:
Capital stock and paid-in-capital	$6,246,691,869	$3,547,628,653	$6,249,828,546	$3,031,695,230	$4,103,996,786
Distributable earnings	958,161,587	1,060,426,771	2,521,977,743	1,035,486,895	1,060,144,196

Net assets	$7,204,853,456	$4,608,055,424	$8,771,806,289	$4,067,182,125	$5,164,140,982

Shares authorized	1,765,000,000	750,000,000	1,300,000,000	800,000,000	23,900,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010	$0.0001

Class A: Net asset value per share	$36.29	$31.82	$24.88	$19.39	$41.01

Maximum offering price per share	$38.40	$33.67	$26.33	$20.52	$43.40

Shares outstanding	136,919,329	25,590,720	148,046,671	80,689,051	54,926,390

Net Assets	$4,968,290,062	$814,421,878	$3,682,844,866	$1,564,250,935	$2,252,593,431

Class C: Net asset value per share	$26.56	$29.02	$23.94	$19.28	$21.39

Shares outstanding	13,398,448	11,546,858	8,779,039	16,509,206	15,011,333

Net Assets	$355,806,168	$335,143,711	$210,202,227	$318,226,770	$321,097,493

Class I: Net asset value per share	$36.47	$31.87	$24.75	$19.27	$43.55

Shares outstanding	18,716,090	44,056,997	39,548,419	49,424,090	39,597,989

Net Assets	$682,499,902	$1,404,196,941	$978,707,493	$952,482,591	$1,724,375,478

Class R3: Net asset value per share	$40.61	$32.32	$25.24	$19.41	$41.04

Shares outstanding	1,366,214	1,090,234	2,766,965	2,364,549	1,237,900

Net Assets	$55,482,452	$35,234,122	$69,847,190	$45,900,397	$50,804,116

Class R4: Net asset value per share	$42.10	$32.81	$25.43	$19.44	$43.94

Shares outstanding	1,163,626	4,317,622	5,195,596	3,602,796	1,949,473

Net Assets	$48,992,416	$141,676,985	$132,146,784	$70,045,635	$85,668,065

Class R5: Net asset value per share	$42.99	$32.11	$25.55	$19.54	$46.49

Shares outstanding	852,247	6,915,255	6,241,179	4,296,657	575,577

Net Assets	$36,640,669	$222,080,977	$159,451,842	$83,977,290	$26,760,803

The accompanying notes are an integral part of these financial statements.

51

Hartford Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2019 (Unaudited)

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund
Class R6: Net asset value per share	$43.27	$32.25	$25.55	$19.59	$47.34

Shares outstanding	1,824,489	5,414,273	3,977,413	2,177,103	444,516

Net Assets	$78,937,847	$174,606,407	$101,625,640	$42,659,728	$21,044,864

Class Y: Net asset value per share	$43.25	$32.25	$25.55	$19.60	$47.34

Shares outstanding	4,243,248	9,454,814	26,535,531	5,295,877	3,458,912

Net Assets	$183,528,187	$304,925,388	$678,073,239	$103,784,150	$163,728,008

Class F: Net asset value per share	$36.45	$31.88	$24.73	$19.27	$43.67

Shares outstanding	21,798,867	36,880,918	111,561,545	45,969,323	11,863,279

Net Assets	$794,675,753	$1,175,769,015	$2,758,907,008	$885,854,629	$518,068,724

Cost of investments	$6,266,118,684	$3,618,237,001	$6,405,903,950	$3,172,323,112	$4,323,485,602
Cost of foreign currency	$1,236	$—	$—	$545,810	$20

(1) Includes Investment in securities on loan, at market value	$27,359,956	$—	$—	$—	$25,880,773

The accompanying notes are an integral part of these financial statements.

52

Hartford Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2019 (Unaudited)

	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Quality Value Fund	The Hartford Small Cap Growth Fund
Assets:
Investments in securities, at market value(1)	$1,341,490,094	$13,874,088,970	$688,874,899	$263,853,544	$1,153,772,808
Foreign currency	124,130	—	—	6	—
Unrealized appreciation on foreign currency contracts	—	—	—	—	—
Receivables:
Investment securities sold	461,074	53,153,670	6,355,154	—	725,125
Fund shares sold	1,663,725	24,948,893	1,124,722	61,102	1,072,753
Dividends and interest	1,245,597	1,709,007	325,641	361,381	167,598
Securities lending income	6,693	45,671	236	432	1,084
Variation margin on futures contracts	—	—	—	—	—
Variation margin on centrally cleared swap contracts	—	—	—	—	—
Tax reclaims	124,207	—	—	140,535	—
Other assets	96,425	220,218	96,685	92,096	74,842

Total assets	1,345,211,945	13,954,166,429	696,777,337	264,509,096	1,155,814,210

Liabilities:
Obligation to return securities lending collateral	12,446,322	23,884,765	384,878	980,000	—
Payables:
Investment securities purchased	101,938	54,818,115	5,809,053	536,140	—
Fund shares redeemed	2,000,315	25,996,347	813,993	175,108	1,708,385
Investment management fees	944,005	7,938,681	402,686	100,801	644,850
Transfer agent fees	568,143	2,920,267	203,494	113,122	356,993
Accounting services fees	19,853	147,120	10,013	4,032	16,492
Board of Directors’ fees	7,933	53,535	3,722	1,468	7,555
Distribution fees	46,701	190,725	13,728	7,040	12,564
Accrued expenses	67,139	501,254	75,225	24,465	78,082

Total liabilities	16,202,349	116,450,809	7,716,792	1,942,176	2,824,921

Net assets	$1,329,009,596	$13,837,715,620	$689,060,545	$262,566,920	$1,152,989,289

Summary of Net Assets:
Capital stock and paid-in-capital	$1,117,211,219	$10,598,573,316	$626,597,123	$239,365,052	$1,002,353,366
Distributable earnings	211,798,377	3,239,142,304	62,463,422	23,201,868	150,635,923

Net assets	$1,329,009,596	$13,837,715,620	$689,060,545	$262,566,920	$1,152,989,289

Shares authorized	610,000,000	1,230,000,000	610,000,000	27,160,000,000	27,150,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0001	$0.0001

Class A: Net asset value per share	$33.55	$30.33	$13.97	$20.18	$46.32

Maximum offering price per share	$35.50	$32.10	$14.78	$21.35	$49.02

Shares outstanding	20,156,940	95,422,292	22,079,080	8,444,494	4,556,171

Net Assets	$676,202,427	$2,893,775,255	$308,404,814	$170,435,303	$211,057,109

Class C: Net asset value per share	$26.69	$20.90	$11.18	$17.32	$31.40

Shares outstanding	5,651,452	26,941,900	1,577,952	477,214	630,374

Net Assets	$150,816,946	$562,954,239	$17,638,574	$8,263,366	$19,794,880

Class I: Net asset value per share	$35.42	$31.38	$14.10	$19.90	$48.59

Shares outstanding	9,644,970	128,317,058	2,272,393	625,110	5,228,707

Net Assets	$341,657,019	$4,026,398,772	$32,047,686	$12,437,240	$254,051,126

Class R3: Net asset value per share	$34.48	$34.03	$14.76	$20.53	$45.70

Shares outstanding	1,084,689	3,140,557	657,537	53,202	268,235

Net Assets	$37,395,750	$106,860,023	$9,704,369	$1,092,396	$12,259,581

Class R4: Net asset value per share	$36.43	$35.56	$15.08	$20.72	$48.31

Shares outstanding	858,835	8,184,281	753,711	296,535	1,274,071

Net Assets	$31,284,835	$291,020,409	$11,364,998	$6,143,071	$61,549,696

Class R5: Net asset value per share	$38.27	$36.71	$15.28	$20.87	$51.14

Shares outstanding	196,211	15,430,821	205,733	26,905	1,802,053

Net Assets	$7,509,908	$566,448,992	$3,144,422	$561,567	$92,159,404

Class R6: Net asset value per share	$38.80	$37.14	$—	$20.92	$51.92

Shares outstanding	255	40,859,689	—	1,466	1,414,087

Net Assets	$9,895	$1,517,406,665	$—	$30,670	$73,423,136

The accompanying notes are an integral part of these financial statements.

53

Hartford Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2019 (Unaudited)

	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Quality Value Fund	The Hartford Small Cap Growth Fund
Class Y: Net asset value per share	$38.79	$37.09	$15.33	$20.91	$51.95

Shares outstanding	1,405,717	47,210,505	788,352	36,426	7,282,372

Net Assets	$54,533,238	$1,751,193,658	$12,085,986	$761,540	$378,351,463

Class F: Net asset value per share	$35.51	$31.45	$14.10	$19.87	$48.76

Shares outstanding	833,662	67,462,669	20,899,275	3,162,911	1,032,518

Net Assets	$29,599,578	$2,121,657,607	$294,669,696	$62,841,767	$50,342,894

Cost of investments	$1,189,278,611	$10,811,014,402	$637,370,203	$241,831,826	$1,021,575,380
Cost of foreign currency	$123,776	$—	$—	$7	$—

(1) Includes Investment in securities on loan, at market value	$11,974,222	$22,268,948	$372,740	$961,100	$—

The accompanying notes are an integral part of these financial statements.

54

Hartford Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2019 (Unaudited)

	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Assets:
Investments in securities, at market value(1)	$104,202,590	$588,407,833
Foreign currency	—	5
Receivables:
Investment securities sold	—	6,137,138
Fund shares sold	68,097	807,883
Dividends and interest	34,393	73,980
Securities lending income	494	696
Other assets	76,026	77,257

Total assets	104,381,600	595,504,792

Liabilities:
Obligation to return securities lending collateral	260,000	—
Payables:
Investment securities purchased	—	1,521,227
Fund shares redeemed	304,179	433,810
Investment management fees	60,200	380,029
Transfer agent fees	38,942	211,524
Accounting services fees	1,548	10,243
Board of Directors’ fees	722	2,626
Distribution fees	2,237	13,805
Accrued expenses	14,149	64,662

Total liabilities	681,977	2,637,926

Net assets	$103,699,623	$592,866,866

Summary of Net Assets:
Capital stock and paid-in-capital	$88,922,990	$495,954,713
Distributable earnings	14,776,633	96,912,153

Net assets	$103,699,623	$592,866,866

Shares authorized	1,110,000,000	650,000,000

Par value	$0.0010	$0.0010

Class A: Net asset value per share	$10.75	$20.52

Maximum offering price per share	$11.38	$21.71

Shares outstanding	4,863,027	15,553,953

Net Assets	$52,273,077	$319,233,763

Class C: Net asset value per share	$9.35	$13.46

Shares outstanding	517,731	849,882

Net Assets	$4,838,501	$11,443,343

Class I: Net asset value per share	$10.76	$21.79

Shares outstanding	345,440	1,333,414

Net Assets	$3,715,675	$29,060,750

Class R3: Net asset value per share	$11.16	$22.51

Shares outstanding	56,931	790,583

Net Assets	$635,116	$17,794,835

Class R4: Net asset value per share	$11.31	$24.08

Shares outstanding	5,802	644,670

Net Assets	$65,616	$15,521,560

Class R5: Net asset value per share	$11.27	$25.56

Shares outstanding	2,203	125,529

Net Assets	$24,824	$3,208,923

Class R6: Net asset value per share	$11.26	$26.13

Shares outstanding	968	7,992

Net Assets	$10,897	$208,839

Class Y: Net asset value per share	$11.25	$26.12

Shares outstanding	37,610	1,265,307

Net Assets	$423,273	$33,049,080

The accompanying notes are an integral part of these financial statements.

55

Hartford Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2019 (Unaudited)

	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Class F: Net asset value per share	$10.75	$21.90

Shares outstanding	3,879,357	7,460,242

Net Assets	$41,712,644	$163,345,773

Cost of investments	$98,949,851	$521,288,761
Cost of foreign currency	$—	$5

(1) Includes Investment in securities on loan, at market value	$253,800	$—

The accompanying notes are an integral part of these financial statements.

56

Hartford Domestic Equity Funds

Statements of Operations

For the Six-Month Period Ended April 30, 2019 (Unaudited)

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund
Investment Income:
Dividends	$52,356,871	$30,010,875	$110,281,362	$63,942,267	$9,376,973
Non-cash dividends	183,757	—	—	—	—
Interest	1,574,747	1,741,214	3,132,190	708,370	1,700,552
Securities lending	426,740	476,052	486,005	474,914	139,652
Less: Foreign tax withheld	(344,022)	—	(1,096,764)	(1,513,229)	—

Total investment income, net	54,198,093	32,228,141	112,802,793	63,612,322	11,217,177

Expenses:
Investment management fees	22,837,969	6,628,251	24,827,118	12,323,885	16,282,220
Transfer agent fees
Class A	2,755,584	355,075	1,814,029	698,691	1,181,753
Class C	430,472	149,200	202,653	178,202	207,320
Class I	334,874	491,902	404,749	707,681	829,117
Class R3	61,980	35,567	75,026	47,999	48,672
Class R4	39,905	106,346	99,976	53,082	60,584
Class R5	18,000	103,824	73,121	42,521	10,818
Class R6	320	2,774	1,467	704	226
Class Y	27,469	39,981	130,950	37,021	25,920
Class F	2,584	266	2,352	773	667
Distribution fees
Class A	5,799,452	887,457	4,333,690	1,856,666	2,519,069
Class C	1,882,295	1,519,459	1,070,817	1,584,013	1,497,176
Class R3	141,264	84,462	173,987	111,972	118,372
Class R4	61,286	167,904	158,904	83,940	99,083
Custodian fees	29,320	9,060	19,055	12,458	36,071
Registration and filing fees	86,794	120,354	123,465	93,095	102,770
Accounting services fees	687,599	336,610	617,516	348,618	484,925
Board of Directors’ fees	110,720	50,819	122,140	61,870	72,204
Audit fees	29,258	10,672	11,726	10,902	21,992
Other expenses	401,779	172,634	440,870	236,580	247,660

Total expenses (before waivers and fees paid indirectly)	35,738,924	11,272,617	34,703,611	18,490,673	23,846,619
Expense waivers	—	—	—	—	—
Transfer agent fee waivers	—	—	—	(3,876)	—
Distribution fee reimbursements	(84,451)	(29,472)	(40,773)	(5,568)	(58,897)
Commission recapture	(39,271)	(4,548)	(28,444)	(13,596)	(17,276)

Total waivers and fees paid indirectly	(123,722)	(34,020)	(69,217)	(23,040)	(76,173)

Total expenses, net	35,615,202	11,238,597	34,634,394	18,467,633	23,770,446

Net Investment Income (Loss)	18,582,891	20,989,544	78,168,399	45,144,689	(12,553,269)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	54,600,055	57,352,913	151,044,860	139,147,260	180,518,200
Net realized gain (loss) on futures contracts	169,651	988,042	—	—	—
Net realized gain (loss) on other foreign currency transactions	5,446	—	(14,326)	(119,002)	43,349

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	54,775,152	58,340,955	151,030,534	139,028,258	180,561,549

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	805,291,212	371,159,530	456,031,888	179,323,721	610,424,540
Net unrealized appreciation (depreciation) of futures contracts	3,665,353	5,449,013	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	9,989	—	—	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(24,814)	—	—	(10,765)	(4,505)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	808,941,740	376,608,543	456,031,888	179,312,956	610,420,035

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	863,716,892	434,949,498	607,062,422	318,341,214	790,981,584

Net Increase (Decrease) in Net Assets Resulting from Operations	$882,299,783	$455,939,042	$685,230,821	$363,485,903	$778,428,315

The accompanying notes are an integral part of these financial statements.

57

Hartford Domestic Equity Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2019 (Unaudited)

	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Quality Value Fund	The Hartford Small Cap Growth Fund
Investment Income:
Dividends	$6,245,054	$44,631,209	$6,665,183	$4,052,193	$3,598,879
Non-cash dividends	—	—	—	—	—
Interest	639,860	277,175	112,997	53,203	184,744
Securities lending	253,532	404,807	13,149	2,470	266,235
Less: Foreign tax withheld	(119,533)	(351,513)	(46,688)	(59,104)	—

Total investment income, net	7,018,913	44,961,678	6,744,641	4,048,762	4,049,858

Expenses:
Investment management fees	5,792,469	44,126,083	2,321,585	609,527	3,667,789
Transfer agent fees
Class A	468,383	1,458,071	247,009	151,680	218,687
Class C	131,052	389,657	20,836	9,844	19,243
Class I	192,025	1,595,940	17,978	6,667	96,316
Class R3	39,727	108,382	9,722	1,116	13,308
Class R4	25,079	224,359	9,151	4,529	50,475
Class R5	4,632	238,883	3,292	284	49,009
Class R6	—	20,452	—	—	471
Class Y	7,810	430,969	3,067	148	73,973
Class F	96	1,361	469	57	244
Distribution fees
Class A	839,478	3,256,658	359,398	200,996	246,271
Class C	773,173	2,761,806	87,743	41,477	101,467
Class R3	94,414	258,309	22,817	2,634	31,489
Class R4	39,363	351,533	14,364	7,278	78,817
Custodian fees	10,338	33,414	7,147	3,186	6,033
Registration and filing fees	69,571	283,070	62,514	61,934	63,369
Accounting services fees	121,962	833,371	57,424	24,381	93,330
Board of Directors’ fees	21,594	181,496	9,973	4,245	17,263
Audit fees	11,720	12,438	10,160	14,609	10,316
Other expenses	90,474	866,476	92,787	20,382	76,114

Total expenses (before waivers and fees paid indirectly)	8,733,360	57,432,728	3,357,436	1,164,974	4,913,984
Expense waivers	—	—	—	(114,664)	—
Transfer agent fee waivers	—	(33,480)	(81)	—	(4,683)
Distribution fee reimbursements	(11,881)	(45,630)	(3,090)	(3,934)	(7,044)
Commission recapture	(6,103)	(11,825)	(4,390)	(1,076)	(3,917)

Total waivers and fees paid indirectly	(17,984)	(90,935)	(7,561)	(119,674)	(15,644)

Total expenses, net	8,715,376	57,341,793	3,349,875	1,045,300	4,898,340

Net Investment Income (Loss)	(1,696,463)	(12,380,115)	3,394,766	3,003,462	(848,482)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	78,721,124	193,900,352	11,648,846	(879,085)	20,396,193
Net realized gain (loss) on futures contracts	—	—	—	—	—
Net realized gain (loss) on other foreign currency transactions	(8,572)	5,128	(26,888)	(2,821)	—

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	78,712,552	193,905,480	11,621,958	(881,906)	20,396,193

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(9,334,642)	1,628,088,143	43,293,413	19,197,091	78,295,334
Net unrealized appreciation (depreciation) of futures contracts	—	—	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	—	—	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(2,705)	—	1,213	2,162	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(9,337,347)	1,628,088,143	43,294,626	19,199,253	78,295,334

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	69,375,205	1,821,993,623	54,916,584	18,317,347	98,691,527

Net Increase (Decrease) in Net Assets Resulting from Operations	$67,678,742	$1,809,613,508	$58,311,350	$21,320,809	$97,843,045

The accompanying notes are an integral part of these financial statements.

58

Hartford Domestic Equity Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2019 (Unaudited)

	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Investment Income:
Dividends	$1,151,117	$1,570,047
Interest	20,773	165,719
Securities lending	5,206	20,690
Less: Foreign tax withheld	(1,345)	—

Total investment income, net	1,175,751	1,756,456

Expenses:
Investment management fees	346,687	2,117,514
Transfer agent fees
Class A	51,167	260,774
Class C	6,907	12,840
Class I	1,867	25,211
Class R3	554	16,683
Class R4	38	11,777
Class R5	16	1,536
Class R6	—	3
Class Y	133	1,248
Class F	45	308
Distribution fees
Class A	62,176	360,307
Class C	27,430	54,529
Class R3	1,376	40,827
Class R4	65	18,588
Custodian fees	2,293	3,720
Registration and filing fees	60,728	65,249
Accounting services fees	8,915	56,717
Board of Directors’ fees	1,608	7,748
Audit fees	10,130	18,711
Other expenses	11,378	72,206

Total expenses (before waivers and fees paid indirectly)	593,513	3,146,496
Expense waivers	(45,436)	(33,473)
Distribution fee reimbursements	(2,277)	(6,719)
Commission recapture	—	(5,881)

Total waivers and fees paid indirectly	(47,713)	(46,073)

Total expenses, net	545,800	3,100,423

Net Investment Income (Loss)	629,951	(1,343,967)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments	9,051,075	32,648,017
Net realized gain (loss) on other foreign currency transactions	(4,969)	(187)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	9,046,106	32,647,830

Net Changes in Unrealized Appreciation (Depreciation) of Investments:
Net unrealized appreciation (depreciation) of investments	(2,542,515)	42,815,660

Net Changes in Unrealized Appreciation (Depreciation) of Investments	(2,542,515)	42,815,660

Net Gain (Loss) on Investments and Foreign Currency Transactions	6,503,591	75,463,490

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,133,542	$74,119,523

The accompanying notes are an integral part of these financial statements.

59

Hartford Domestic Equity Funds

Statements of Changes in Net Assets

	The Hartford Capital Appreciation Fund		Hartford Core Equity Fund		The Hartford Dividend and Growth Fund
	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$18,582,891	$29,129,541	$20,989,544	$29,087,986	$78,168,399	$137,264,805
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	54,775,152	1,049,827,019	58,340,955	148,389,458	151,030,534	749,856,902
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	808,941,740	(725,874,806)	376,608,543	121,421,247	456,031,888	(503,569,392)

Net Increase (Decrease) in Net Assets Resulting from Operations	882,299,783	353,081,754	455,939,042	298,898,691	685,230,821	383,552,315

Distributions to Shareholders:
Class A	(706,880,427)	(606,326,646)	(32,665,488)	(21,919,937)	(351,539,078)	(392,731,234)
Class C	(77,462,325)	(192,535,075)	(13,165,205)	(9,824,353)	(22,090,170)	(47,166,268)
Class I	(107,802,788)	(112,999,632)	(58,009,690)	(36,517,509)	(86,956,442)	(89,574,705)
Class R3	(8,221,995)	(8,606,238)	(1,469,253)	(1,304,880)	(6,947,027)	(8,267,443)
Class R4	(6,723,975)	(8,617,809)	(6,169,266)	(5,833,533)	(12,764,858)	(14,963,939)
Class R5	(4,489,300)	(4,727,926)	(10,058,287)	(7,238,859)	(14,829,718)	(14,896,682)
Class R6	(9,472,410)	(8,465,656)	(7,010,179)	(4,628,300)	(8,155,723)	(2,134,094)
Class Y	(22,763,013)	(21,588,189)	(11,032,633)	(5,743,412)	(63,187,525)	(67,373,460)
Class F	(127,729,846)	(148,455,017)	(33,816,032)	(22,560,533)	(264,874,223)	(294,232,092)

Total distributions	(1,071,546,079)	(1,112,322,188)	(173,396,033)	(115,571,316)	(831,344,764)	(931,339,917)

Capital Share Transactions:
Sold	276,154,484	1,024,978,367	1,242,628,018	1,034,630,470	739,362,056	1,305,754,651
Issued on reinvestment of distributions	1,028,835,325	1,024,872,512	165,763,267	110,126,116	803,532,085	904,747,281
Redeemed	(1,089,152,529)	(2,362,392,164)	(552,712,528)	(1,049,713,011)	(855,881,623)	(1,815,707,318)

Net increase (decrease) from capital share transactions	215,837,280	(312,541,285)	855,678,757	95,043,575	687,012,518	394,794,614

Net Increase (Decrease) in Net Assets	26,590,984	(1,071,781,719)	1,138,221,766	278,370,950	540,898,575	(152,992,988)

Net Assets:
Beginning of period	7,178,262,472	8,250,044,191	3,469,833,658	3,191,462,708	8,230,907,714	8,383,900,702

End of period	$7,204,853,456	$7,178,262,472	$4,608,055,424	$3,469,833,658	$8,771,806,289	$8,230,907,714

The accompanying notes are an integral part of these financial statements.

60

Hartford Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Equity Income Fund		The Hartford Growth Opportunities Fund
	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$45,144,689	$85,304,100	$(12,553,269)	$(26,628,720)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	139,028,258	304,620,363	180,561,549	1,119,332,875
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	179,312,956	(358,974,067)	610,420,035	(691,128,168)

Net Increase (Decrease) in Net Assets Resulting from Operations	363,485,903	30,950,396	778,428,315	401,575,987

Distributions to Shareholders:
Class A	(126,692,919)	(110,568,818)	(456,838,600)	(158,556,200)
Class C	(26,414,299)	(26,593,783)	(111,605,001)	(50,309,267)
Class I	(96,839,714)	(80,508,699)	(353,498,531)	(124,475,405)
Class R3	(3,802,235)	(3,521,663)	(10,699,557)	(4,054,099)
Class R4	(5,675,437)	(5,230,591)	(17,113,553)	(6,430,582)
Class R5	(6,898,683)	(5,773,145)	(4,132,294)	(1,298,270)
Class R6	(3,038,693)	(2,239,099)	(2,565,390)	(405,519)
Class Y	(11,626,623)	(9,816,882)	(24,851,439)	(7,918,200)
Class F	(67,908,225)	(51,013,597)	(88,424,295)	(49,296,790)

Total distributions	(348,896,828)	(295,266,277)	(1,069,728,660)	(402,744,332)

Capital Share Transactions:
Sold	375,929,836	873,087,387	578,595,748	969,192,221
Issued on reinvestment of distributions	333,708,692	282,151,407	974,523,742	368,471,573
Redeemed	(800,440,508)	(1,058,675,637)	(794,662,211)	(1,385,082,501)

Net increase (decrease) from capital share transactions	(90,801,980)	96,563,157	758,457,279	(47,418,707)

Net Increase (Decrease) in Net Assets	(76,212,905)	(167,752,724)	467,156,934	(48,587,052)

Net Assets:
Beginning of period	4,143,395,030	4,311,147,754	4,696,984,048	4,745,571,100

End of period	$4,067,182,125	$4,143,395,030	$5,164,140,982	$4,696,984,048

The accompanying notes are an integral part of these financial statements.

61

Hartford Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Healthcare Fund		The Hartford MidCap Fund		The Hartford MidCap Value Fund
	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$(1,696,463)	$(6,298,519)	$(12,380,115)	$(27,259,243)	$3,394,766	$2,443,998
Net realized gain (loss) on investments and foreign currency transactions	78,712,552	111,294,483	193,905,480	1,338,169,899	11,621,958	67,366,569
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	(9,337,347)	(46,256,832)	1,628,088,143	(1,053,603,351)	43,294,626	(98,187,581)

Net Increase (Decrease) in Net Assets Resulting from Operations	67,678,742	58,739,132	1,809,613,508	257,307,305	58,311,350	(28,377,014)

Distributions to Shareholders:
Class A	(48,565,116)	(35,671,123)	(289,440,820)	(114,449,039)	(31,904,637)	(7,223,583)
Class C	(13,953,587)	(14,636,384)	(88,988,927)	(44,224,199)	(2,364,041)	(1,054,080)
Class I	(25,648,483)	(17,037,825)	(397,398,146)	(137,926,366)	(3,672,119)	(1,061,423)
Class R3	(2,630,413)	(2,149,358)	(10,655,554)	(3,811,998)	(947,049)	(281,738)
Class R4	(2,166,993)	(1,635,340)	(27,102,479)	(10,885,993)	(1,216,557)	(300,127)
Class R5	(547,096)	(311,084)	(45,165,553)	(14,370,283)	(805,091)	(270,417)
Class R6	—	—	(108,955,955)	(19,124,476)	—	—
Class Y	(3,369,356)	(2,027,884)	(162,390,598)	(61,748,284)	(1,198,031)	(697,801)
Class F	(5,165,742)	(3,055,878)	(183,904,712)	(56,547,280)	(29,727,333)	(6,915,715)

Total distributions	(102,046,786)	(76,524,876)	(1,314,002,744)	(463,087,918)	(71,834,858)	(17,804,884)

Capital Share Transactions:
Sold	89,569,638	299,018,988	2,206,246,647	4,914,460,268	81,113,107	178,140,524
Issued on reinvestment of distributions	97,225,749	72,780,594	1,257,169,340	443,523,450	70,997,863	17,573,868
Redeemed	(252,510,982)	(429,112,111)	(2,418,382,382)	(3,285,208,745)	(80,308,284)	(191,784,914)

Net increase (decrease) from capital share transactions	(65,715,595)	(57,312,529)	1,045,033,605	2,072,774,973	71,802,686	3,929,478

Net Increase (Decrease) in Net Assets	(100,083,639)	(75,098,273)	1,540,644,369	1,866,994,360	58,279,178	(42,252,420)

Net Assets:
Beginning of period	1,429,093,235	1,504,191,508	12,297,071,251	10,430,076,891	630,781,367	673,033,787

End of period	$1,329,009,596	$1,429,093,235	$13,837,715,620	$12,297,071,251	$689,060,545	$630,781,367

The accompanying notes are an integral part of these financial statements.

62

Hartford Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	Hartford Quality Value Fund		The Hartford Small Cap Growth Fund
	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$3,003,462	$4,688,650	$(848,482)	$(3,618,477)
Net realized gain (loss) on investments and foreign currency transactions	(881,906)	13,126,896	20,396,193	225,263,306
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	19,199,253	(13,079,872)	78,295,334	(183,849,268)

Net Increase (Decrease) in Net Assets Resulting from Operations	21,320,809	4,735,674	97,843,045	37,795,561

Distributions to Shareholders:
Class A	(10,328,220)	(8,334,392)	(43,413,239)	(10,167,241)
Class C	(488,659)	(939,316)	(6,352,379)	(2,203,133)
Class I	(854,566)	(739,645)	(47,429,264)	(20,092,838)
Class R3	(61,925)	(51,825)	(2,796,541)	(702,522)
Class R4	(364,459)	(346,523)	(14,166,814)	(3,465,055)
Class R5	(32,495)	(23,373)	(18,766,338)	(5,057,310)
Class R6	(650)	—	(8,767,431)	(548,465)
Class Y	(39,465)	(53,600)	(69,794,940)	(16,305,895)
Class F	(6,128,466)	(2,280,455)	(9,900,356)	(2,220,863)

Total distributions	(18,298,905)	(12,769,129)	(221,387,302)	(60,763,322)

Capital Share Transactions:
Sold	9,638,074	99,183,936	238,802,047	280,228,679
Issued on reinvestment of distributions	18,080,940	12,375,926	209,847,653	58,239,385
Redeemed	(51,095,622)	(59,096,311)	(269,483,945)	(537,355,309)

Net increase (decrease) from capital share transactions	(23,376,608)	52,463,551	179,165,755	(198,887,245)

Net Increase (Decrease) in Net Assets	(20,354,704)	44,430,096	55,621,498	(221,855,006)

Net Assets:
Beginning of period	282,921,624	238,491,528	1,097,367,791	1,319,222,797

End of period	$262,566,920	$282,921,624	$1,152,989,289	$1,097,367,791

The accompanying notes are an integral part of these financial statements.

63

Hartford Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	Hartford Small Cap Value Fund		The Hartford Small Company Fund
	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$629,951	$586,484	$(1,343,967)	$(4,075,782)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	9,046,106	24,948,797	32,647,830	105,808,268
Net changes in unrealized appreciation (depreciation) of investments	(2,542,515)	(22,059,218)	42,815,660	(58,998,231)

Net Increase (Decrease) in Net Assets Resulting from Operations	7,133,542	3,476,063	74,119,523	42,734,255

Distributions to Shareholders:
Class A	(12,609,836)	(2,315,926)	(50,850,968)	—
Class C	(1,665,306)	(508,602)	(2,799,065)	—
Class I	(1,179,686)	(146,673)	(4,870,629)	—
Class R3	(126,981)	(16,003)	(2,677,758)	—
Class R4	(11,402)	(4,290)	(2,412,769)	—
Class R5	(8,637)	(2,044)	(403,513)	—
Class R6	(2,456)	—	(21,469)	—
Class Y	(115,662)	(61,224)	(5,332,405)	—
Class F	(9,621,393)	(4,128,489)	(20,116,041)	—

Total distributions	(25,341,359)	(7,183,251)	(89,484,617)	—

Capital Share Transactions:
Sold	9,313,364	10,834,354	71,486,489	123,581,364
Issued on reinvestment of distributions	24,897,952	7,135,493	88,871,718	—
Redeemed	(14,265,035)	(68,460,953)	(61,525,999)	(128,907,283)

Net increase (decrease) from capital share transactions	19,946,281	(50,491,106)	98,832,208	(5,325,919)

Net Increase (Decrease) in Net Assets	1,738,464	(54,198,294)	83,467,114	37,408,336

Net Assets:
Beginning of period	101,961,159	156,159,453	509,399,752	471,991,416

End of period	$103,699,623	$101,961,159	$592,866,866	$509,399,752

The accompanying notes are an integral part of these financial statements.

64

Hartford Domestic Equity Funds

Financial Highlights

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

The Hartford Capital Appreciation Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$37.88	$0.09	$4.04	$4.13	$(0.11)	$(5.61)	$(5.72)	$36.29	13.72	%(4)	$4,968,290	1.07	%(5)	1.07	%(5)	0.51	%(5)	27%
C	29.30	(0.04)	2.91	2.87	—	(5.61)	(5.61)	26.56	13.24	(4)	355,806	1.93	(5)	1.93	(5)	(0.35	)(5)	27
I	38.08	0.13	4.07	4.20	(0.20)	(5.61)	(5.81)	36.47	13.88	(4)	682,500	0.80	(5)	0.80	(5)	0.78	(5)	27
R3	41.62	0.03	4.57	4.60	—	(5.61)	(5.61)	40.61	13.50	(4)	55,482	1.42	(5)	1.42	(5)	0.16	(5)	27
R4	42.94	0.09	4.74	4.83	(0.06)	(5.61)	(5.67)	42.10	13.68	(4)	48,992	1.12	(5)	1.11	(5)	0.46	(5)	27
R5	43.80	0.15	4.83	4.98	(0.18)	(5.61)	(5.79)	42.99	13.86	(4)	36,641	0.81	(5)	0.81	(5)	0.76	(5)	27
R6	44.07	0.18	4.86	5.04	(0.23)	(5.61)	(5.84)	43.27	13.93	(4)	78,938	0.70	(5)	0.70	(5)	0.87	(5)	27
Y	44.06	0.17	4.85	5.02	(0.22)	(5.61)	(5.83)	43.25	13.89	(4)	183,528	0.73	(5)	0.73	(5)	0.84	(5)	27
F	38.09	0.15	4.05	4.20	(0.23)	(5.61)	(5.84)	36.45	13.93	(4)	794,676	0.70	(5)	0.70	(5)	0.88	(5)	27

For the Year Ended October 31, 2018
A	$41.86	$0.15	$1.45	$1.60	$(0.26)	$(5.32)	$(5.58)	$37.88	3.92%		$4,742,846	1.07%		1.06%		0.38%		108%
C	33.62	(0.11)	1.16	1.05	(0.05)	(5.32)	(5.37)	29.30	3.15		426,256	1.81		1.81		(0.34)		108
I	42.04	0.26	1.44	1.70	(0.34)	(5.32)	(5.66)	38.08	4.19		734,580	0.78		0.78		0.66		108
R3	45.39	0.02	1.56	1.58	(0.03)	(5.32)	(5.35)	41.62	3.57		61,882	1.42		1.41		0.04		108
R4	46.69	0.15	1.62	1.77	(0.20)	(5.32)	(5.52)	42.94	3.87		51,635	1.10		1.10		0.34		108
R5	47.54	0.30	1.63	1.93	(0.35)	(5.32)	(5.67)	43.80	4.18		34,288	0.80		0.80		0.65		108
R6	47.80	0.35	1.64	1.99	(0.40)	(5.32)	(5.72)	44.07	4.29		70,935	0.70		0.70		0.75		108
Y	47.78	0.34	1.64	1.98	(0.38)	(5.32)	(5.70)	44.06	4.28		175,731	0.71		0.71		0.74		108
F	42.06	0.30	1.45	1.75	(0.40)	(5.32)	(5.72)	38.09	4.28		880,110	0.70		0.70		0.75		108

For the Year Ended October 31, 2017
A	$34.49	$0.13	$7.39	$7.52	$(0.15)	$—	$(0.15)	$41.86	21.86%		$4,613,982	1.09	%(6)	1.08	%(6)	0.34%		123%
C	27.80	(0.12)	5.94	5.82	—	—	—	33.62	20.97		1,241,267	1.82	(6)	1.82	(6)	(0.39)		123
I	34.65	0.25	7.40	7.65	(0.26)	—	(0.26)	42.04	22.20		846,019	0.81	(6)	0.81	(6)	0.63		123
R3	37.38	0.01	8.01	8.02	(0.01)	—	(0.01)	45.39	21.47		75,201	1.42	(6)	1.40	(6)	0.03		123
R4	38.39	0.14	8.23	8.37	(0.07)	—	(0.07)	46.69	21.82		74,374	1.11	(6)	1.11	(6)	0.33		123
R5	39.15	0.28	8.37	8.65	(0.26)	—	(0.26)	47.54	22.20		40,582	0.81	(6)	0.80	(6)	0.63		123
R6	39.36	0.31	8.42	8.73	(0.29)	—	(0.29)	47.80	22.33		70,142	0.71	(6)	0.71	(6)	0.71		123
Y	39.36	0.30	8.41	8.71	(0.29)	—	(0.29)	47.78	22.27		184,502	0.72	(6)	0.72	(6)	0.70		123
F(7)	38.15	0.18	3.73	3.91	—	—	—	42.06	10.28	(4)	1,103,972	0.71	(6)(5)	0.71	(6)(5)	0.65	(5)	123

For the Year Ended October 31, 2016
A	$38.15	$0.13	$(0.57)	$(0.44)	$(0.12)	$(3.10)	$(3.22)	$34.49	(0.97)%		$4,609,594	1.11%		1.11	%(8)	0.39%		88%
B	31.00	(0.13)	(0.49)	(0.62)	—	(3.10)	(3.10)	27.28	(1.82)		58,647	2.00		2.00	(8)	(0.49)		88
C	31.48	(0.09)	(0.49)	(0.58)	—	(3.10)	(3.10)	27.80	(1.65)		1,420,171	1.83		1.83	(8)	(0.33)		88
I	38.31	0.24	(0.57)	(0.33)	(0.23)	(3.10)	(3.33)	34.65	(0.65)		1,225,026	0.81		0.81	(8)	0.70		88
R3	41.06	0.03	(0.61)	(0.58)	—	(3.10)	(3.10)	37.38	(1.26)		103,526	1.43		1.42	(8)	0.09		88
R4	42.07	0.15	(0.63)	(0.48)	(0.10)	(3.10)	(3.20)	38.39	(0.95)		100,426	1.12		1.12	(8)	0.39		88
R5	42.84	0.27	(0.64)	(0.37)	(0.22)	(3.10)	(3.32)	39.15	(0.65)		45,643	0.82		0.82	(8)	0.69		88
R6	43.03	0.33	(0.66)	(0.33)	(0.24)	(3.10)	(3.34)	39.36	(0.56)		57,432	0.72		0.72	(8)	0.85		88
Y	43.05	0.30	(0.63)	(0.33)	(0.26)	(3.10)	(3.36)	39.36	(0.55)		939,300	0.72		0.72	(8)	0.78		88

For the Year Ended October 31, 2015
A	$49.44	$0.13	$1.27	$1.40	$(0.13)	$(12.56)	$(12.69)	$38.15	4.20%		$5,453,502	1.09%		1.09%		0.34%		79%
B	42.72	(0.17)	1.01	0.84	—	(12.56)	(12.56)	31.00	3.30		158,610	1.97		1.97		(0.53)		79
C	43.13	(0.12)	1.03	0.91	—	(12.56)	(12.56)	31.48	3.47		1,799,846	1.81		1.81		(0.38)		79
I	49.60	0.26	1.26	1.52	(0.25)	(12.56)	(12.81)	38.31	4.53		1,736,395	0.78		0.78		0.66		79
R3	52.24	0.01	1.37	1.38	—	(12.56)	(12.56)	41.06	3.87		124,072	1.40		1.40		0.03		79
R4	53.19	0.14	1.41	1.55	(0.11)	(12.56)	(12.67)	42.07	4.18		179,454	1.10		1.10		0.33		79
R5	53.92	0.28	1.43	1.71	(0.23)	(12.56)	(12.79)	42.84	4.49		53,292	0.80		0.80		0.63		79
R6(9)	54.32	0.30	1.25	1.55	(0.28)	(12.56)	(12.84)	43.03	4.16	(4)	10	0.76	(5)	0.75	(5)	0.70	(5)	79
Y	54.12	0.32	1.45	1.77	(0.28)	(12.56)	(12.84)	43.05	4.60		1,253,378	0.70		0.70		0.73		79

The accompanying notes are an integral part of these financial statements.

65

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

The Hartford Capital Appreciation Fund – (continued)

For the Year Ended October 31, 2014
A	$45.91	$0.22	$5.31	$5.53	$(0.12)	$(1.88)	$(2.00)	$49.44	12.49%		$5,789,682	1.10%		1.10%		0.46%		111%
B	40.14	(0.16)	4.62	4.46	—	(1.88)	(1.88)	42.72	11.55		270,227	1.95		1.95		(0.39)		111
C	40.46	(0.11)	4.66	4.55	—	(1.88)	(1.88)	43.13	11.69		1,992,142	1.81		1.81		(0.26)		111
I	46.01	0.37	5.34	5.71	(0.24)	(1.88)	(2.12)	49.60	12.87		2,194,464	0.76		0.76		0.79		111
R3	48.42	0.08	5.62	5.70	—	(1.88)	(1.88)	52.24	12.16		136,576	1.40		1.40		0.16		111
R4	49.24	0.23	5.72	5.95	(0.12)	(1.88)	(2.00)	53.19	12.50		191,319	1.10		1.10		0.46		111
R5	49.80	0.37	5.81	6.18	(0.18)	(1.88)	(2.06)	53.92	12.82		59,285	0.80		0.80		0.72		111
Y	50.05	0.46	5.79	6.25	(0.30)	(1.88)	(2.18)	54.12	12.94		1,284,539	0.70		0.70		0.88		111

Hartford Core Equity Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$30.17	$0.14	$2.95	$3.09	$(0.21)	$(1.23)	$(1.44)	$31.82	11.09	%(4)	$814,422	0.73	%(5)	0.73	%(5)	0.96	%(5)	12%
C	27.53	0.03	2.69	2.72	—	(1.23)	(1.23)	29.02	10.64	(4)	335,144	1.48	(5)	1.48	(5)	0.21	(5)	12
I	30.26	0.18	2.94	3.12	(0.28)	(1.23)	(1.51)	31.87	11.22	(4)	1,404,197	0.46	(5)	0.46	(5)	1.22	(5)	12
R3	30.52	0.09	3.01	3.10	(0.07)	(1.23)	(1.30)	32.32	10.89	(4)	35,234	1.09	(5)	1.09	(5)	0.60	(5)	12
R4	31.03	0.14	3.05	3.19	(0.18)	(1.23)	(1.41)	32.81	11.07	(4)	141,677	0.79	(5)	0.76	(5)	0.93	(5)	12
R5	30.47	0.18	2.97	3.15	(0.28)	(1.23)	(1.51)	32.11	11.22	(4)	222,081	0.49	(5)	0.49	(5)	1.20	(5)	12
R6	30.61	0.19	2.99	3.18	(0.31)	(1.23)	(1.54)	32.25	11.28	(4)	174,606	0.39	(5)	0.39	(5)	1.29	(5)	12
Y	30.61	0.19	2.98	3.17	(0.30)	(1.23)	(1.53)	32.25	11.25	(4)	304,925	0.42	(5)	0.42	(5)	1.28	(5)	12
F	30.28	0.19	2.95	3.14	(0.31)	(1.23)	(1.54)	31.88	11.28	(4)	1,175,769	0.38	(5)	0.38	(5)	1.29	(5)	12

For the Year Ended October 31, 2018
A	$28.53	$0.22	$2.42	$2.64	$(0.25)	$(0.75)	$(1.00)	$30.17	9.41%		$666,354	0.74%		0.74%		0.73%		22%
C	26.13	—	2.22	2.22	(0.07)	(0.75)	(0.82)	27.53	8.61		293,064	1.48		1.48		—		22
I	28.60	0.30	2.43	2.73	(0.32)	(0.75)	(1.07)	30.26	9.72		1,130,600	0.47		0.47		1.00		22
R3	28.85	0.12	2.44	2.56	(0.14)	(0.75)	(0.89)	30.52	9.02		34,765	1.10		1.10		0.38		22
R4	29.32	0.22	2.48	2.70	(0.24)	(0.75)	(0.99)	31.03	9.37		144,866	0.79		0.76		0.72		22
R5	28.81	0.30	2.44	2.74	(0.33)	(0.75)	(1.08)	30.47	9.69		201,510	0.49		0.49		0.99		22
R6	28.93	0.33	2.45	2.78	(0.35)	(0.75)	(1.10)	30.61	9.80		146,643	0.39		0.39		1.08		22
Y	28.93	0.32	2.45	2.77	(0.34)	(0.75)	(1.09)	30.61	9.77		216,788	0.42		0.42		1.06		22
F	28.63	0.33	2.42	2.75	(0.35)	(0.75)	(1.10)	30.28	9.80		635,245	0.39		0.39		1.09		22

For the Year Ended October 31, 2017
A	$23.87	$0.27	$4.70	$4.97	$(0.12)	$(0.19)	$(0.31)	$28.53	21.06%		$631,817	0.75%		0.75%		1.05%		39%
C	21.94	0.07	4.33	4.40	(0.02)	(0.19)	(0.21)	26.13	20.20		316,886	1.50		1.50		0.30		39
I	23.93	0.34	4.71	5.05	(0.19)	(0.19)	(0.38)	28.60	21.37		982,686	0.52		0.52		1.30		39
R3	24.18	0.19	4.77	4.96	(0.10)	(0.19)	(0.29)	28.85	20.71		43,004	1.11		1.09		0.72		39
R4	24.54	0.27	4.84	5.11	(0.14)	(0.19)	(0.33)	29.32	21.05		172,584	0.81		0.79		1.01		39
R5	24.10	0.35	4.75	5.10	(0.20)	(0.19)	(0.39)	28.81	21.41		192,359	0.51		0.49		1.31		39
R6	24.19	0.37	4.77	5.14	(0.21)	(0.19)	(0.40)	28.93	21.52		118,527	0.41		0.41		1.38		39
Y	24.20	0.35	4.78	5.13	(0.21)	(0.19)	(0.40)	28.93	21.47		148,542	0.42		0.42		1.33		39
F(7)	26.05	0.26	2.32	2.58	—	—	—	28.63	9.90	(4)	585,057	0.41	(5)	0.41	(5)	1.39	(5)	39

For the Year Ended October 31, 2016
A	$24.05	$0.15	$0.13	$0.28	$(0.03)	$(0.43)	$(0.46)	$23.87	1.21%		$703,896	0.80%		0.80	%(10)	0.64%		29%
B	22.33	(0.02)	0.11	0.09	—	(0.43)	(0.43)	21.99	0.43		766	1.96		1.55	(10)	(0.10)		29
C	22.27	(0.03)	0.13	0.10	—	(0.43)	(0.43)	21.94	0.47		281,383	1.55		1.55	(10)	(0.12)		29
I	24.09	0.21	0.13	0.34	(0.07)	(0.43)	(0.50)	23.93	1.47		749,824	0.55		0.55	(10)	0.88		29
R3	24.44	0.08	0.13	0.21	(0.04)	(0.43)	(0.47)	24.18	0.89		36,012	1.14		1.10	(10)	0.33		29
R4	24.73	0.15	0.14	0.29	(0.05)	(0.43)	(0.48)	24.54	1.21		144,490	0.83		0.80	(10)	0.63		29
R5	24.25	0.22	0.14	0.36	(0.08)	(0.43)	(0.51)	24.10	1.52		121,871	0.53		0.50	(10)	0.93		29
R6	24.33	0.24	0.13	0.37	(0.08)	(0.43)	(0.51)	24.19	1.55		32,059	0.43		0.43	(10)	1.00		29
Y	24.33	0.24	0.13	0.37	(0.07)	(0.43)	(0.50)	24.20	1.58		281,692	0.43		0.43	(10)	0.99		29

The accompanying notes are an integral part of these financial statements.

66

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Core Equity Fund – (continued)

For the Year Ended October 31, 2015
A	$22.00	$0.13	$2.21	$2.34	$—	$(0.29)	$(0.29)	$24.05	10.75%		$267,237	1.03%		0.92%		0.55%		33%
B	20.60	(0.05)	2.07	2.02	—	(0.29)	(0.29)	22.33	9.92		1,614	2.18		1.74		(0.23)		33
C	20.54	(0.04)	2.06	2.02	—	(0.29)	(0.29)	22.27	9.95		73,070	1.73		1.62		(0.17)		33
I(11)	23.30	0.12	0.67	0.79	—	—	—	24.09	3.39	(4)	136,641	0.66	(5)	0.50	(5)	0.85	(5)	33
R3	22.41	0.06	2.26	2.32	—	(0.29)	(0.29)	24.44	10.46		5,081	1.34		1.16		0.27		33
R4	22.60	0.13	2.29	2.42	—	(0.29)	(0.29)	24.73	10.82		22,020	0.98		0.82		0.54		33
R5	22.72	0.20	2.26	2.46	(0.64)	(0.29)	(0.93)	24.25	11.10		26,977	0.64		0.49		0.84		33
R6(11)	23.53	0.11	0.69	0.80	—	—	—	24.33	3.40	(4)	597	0.57	(5)	0.45	(5)	0.78	(5)	33
Y	22.79	0.21	2.27	2.48	(0.65)	(0.29)	(0.94)	24.33	11.15		18,802	0.57		0.50		0.90		33

For the Year Ended October 31, 2014
A	$18.77	$0.03	$3.26	$3.29	$(0.06)	$—	$(0.06)	$22.00	17.56%		$126,308	1.37%		1.31%		0.16%		60%
B	17.66	(0.12)	3.06	2.94	—	—	—	20.60	16.65		1,898	2.49		2.10		(0.62)		60
C	17.59	(0.10)	3.05	2.95	—	—	—	20.54	16.77		19,798	2.06		2.00		(0.53)		60
R3	19.14	(0.01)	3.32	3.31	(0.04)	—	(0.04)	22.41	17.30		481	1.70		1.50		(0.05)		60
R4	19.20	0.05	3.35	3.40	—	—	—	22.60	17.71		889	1.34		1.20		0.21		60
R5	19.38	0.12	3.36	3.48	(0.14)	—	(0.14)	22.72	18.03		374	1.04		0.90		0.56		60
Y	19.44	0.13	3.37	3.50	(0.15)	—	(0.15)	22.79	18.07		2,486	0.91		0.85		0.62		60

The Hartford Dividend and Growth Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$25.63	$0.21	$1.60	$1.81	$(0.21)	$(2.35)	$(2.56)	$24.88	8.40	%(4)	$3,682,845	0.99	%(5)	0.99	%(5)	1.77	%(5)	11%
C	24.75	0.11	1.53	1.64	(0.10)	(2.35)	(2.45)	23.94	7.93	(4)	210,202	1.83	(5)	1.83	(5)	0.95	(5)	11
I	25.51	0.24	1.59	1.83	(0.24)	(2.35)	(2.59)	24.75	8.53	(4)	978,707	0.73	(5)	0.73	(5)	2.02	(5)	11
R3	25.97	0.17	1.61	1.78	(0.16)	(2.35)	(2.51)	25.24	8.15	(4)	69,847	1.35	(5)	1.35	(5)	1.42	(5)	11
R4	26.14	0.21	1.63	1.84	(0.20)	(2.35)	(2.55)	25.43	8.35	(4)	132,147	1.05	(5)	1.05	(5)	1.71	(5)	11
R5	26.25	0.25	1.64	1.89	(0.24)	(2.35)	(2.59)	25.55	8.52	(4)	159,452	0.74	(5)	0.74	(5)	2.02	(5)	11
R6	26.25	0.26	1.64	1.90	(0.25)	(2.35)	(2.60)	25.55	8.57	(4)	101,626	0.64	(5)	0.64	(5)	2.10	(5)	11
Y	26.25	0.25	1.64	1.89	(0.24)	(2.35)	(2.59)	25.55	8.54	(4)	678,073	0.68	(5)	0.68	(5)	2.08	(5)	11
F	25.50	0.25	1.58	1.83	(0.25)	(2.35)	(2.60)	24.73	8.55	(4)	2,758,907	0.64	(5)	0.64	(5)	2.12	(5)	11

For the Year Ended October 31, 2018
A	$27.46	$0.39	$0.80	$1.19	$(0.38)	$(2.64)	$(3.02)	$25.63	4.38%		$3,521,062	0.99%		0.99%		1.49%		31%
C	26.62	0.19	0.77	0.96	(0.19)	(2.64)	(2.83)	24.75	3.58		228,076	1.76		1.75		0.76		31
I	27.35	0.46	0.79	1.25	(0.45)	(2.64)	(3.09)	25.51	4.68		847,646	0.73		0.73		1.75		31
R3	27.78	0.30	0.81	1.11	(0.28)	(2.64)	(2.92)	25.97	4.03		72,723	1.35		1.35		1.13		31
R4	27.95	0.39	0.80	1.19	(0.36)	(2.64)	(3.00)	26.14	4.32		131,649	1.04		1.04		1.44		31
R5	28.05	0.47	0.82	1.29	(0.45)	(2.64)	(3.09)	26.25	4.65		146,918	0.74		0.74		1.74		31
R6	28.05	0.49	0.82	1.31	(0.47)	(2.64)	(3.11)	26.25	4.76		74,795	0.64		0.64		1.84		31
Y	28.05	0.49	0.81	1.30	(0.46)	(2.64)	(3.10)	26.25	4.72		616,454	0.68		0.68		1.80		31
F	27.33	0.48	0.80	1.28	(0.47)	(2.64)	(3.11)	25.50	4.77		2,591,584	0.64		0.64		1.84		31

For the Year Ended October 31, 2017
A	$23.49	$0.39	$4.75	$5.14	$(0.38)	$(0.79)	$(1.17)	$27.46	22.40%		$3,619,123	1.00%		1.00%		1.52%		26%
C	22.80	0.19	4.62	4.81	(0.20)	(0.79)	(0.99)	26.62	21.54		449,961	1.74		1.74		0.78		26
I	23.38	0.44	4.74	5.18	(0.42)	(0.79)	(1.21)	27.35	22.67		775,427	0.80		0.80		1.75		26
R3	23.75	0.30	4.81	5.11	(0.29)	(0.79)	(1.08)	27.78	21.97		77,175	1.35		1.35		1.17		26
R4	23.89	0.38	4.84	5.22	(0.37)	(0.79)	(1.16)	27.95	22.34		142,563	1.05		1.05		1.47		26
R5	23.97	0.46	4.86	5.32	(0.45)	(0.79)	(1.24)	28.05	22.72		132,739	0.74		0.74		1.76		26
R6	23.97	0.46	4.88	5.34	(0.47)	(0.79)	(1.26)	28.05	22.83		10,957	0.65		0.64		1.75		26
Y	23.97	0.50	4.84	5.34	(0.47)	(0.79)	(1.26)	28.05	22.81		605,049	0.66		0.66		1.94		26
F(7)	25.51	0.29	1.86	2.15	(0.33)	—	(0.33)	27.33	8.49	(4)	2,570,906	0.64	(5)	0.64	(5)	1.66	(5)	26

The accompanying notes are an integral part of these financial statements.

67

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

The Hartford Dividend and Growth Fund – (continued)

For the Year Ended October 31, 2016
A	$24.99	$0.37	$0.50	$0.87	$(0.34)	$(2.03)	$(2.37)	$23.49	4.12%		$3,501,684	1.03%		1.03	%(12)	1.59%		22%
B	24.55	0.16	0.47	0.63	(0.11)	(2.03)	(2.14)	23.04	3.12		19,716	2.01		1.96	(12)	0.71		22
C	24.34	0.19	0.47	0.66	(0.17)	(2.03)	(2.20)	22.80	3.31		437,961	1.77		1.77	(12)	0.85		22
I	24.89	0.41	0.50	0.91	(0.39)	(2.03)	(2.42)	23.38	4.31		1,779,168	0.83		0.83	(12)	1.78		22
R3	25.24	0.29	0.51	0.80	(0.26)	(2.03)	(2.29)	23.75	3.78		79,400	1.36		1.36	(12)	1.26		22
R4	25.37	0.37	0.51	0.88	(0.33)	(2.03)	(2.36)	23.89	4.10		136,673	1.06		1.06	(12)	1.56		22
R5	25.44	0.44	0.51	0.95	(0.39)	(2.03)	(2.42)	23.97	4.41		104,487	0.76		0.76	(12)	1.89		22
R6	25.44	0.42	0.55	0.97	(0.41)	(2.03)	(2.44)	23.97	4.48		2,964	0.66		0.66	(12)	1.76		22
Y	25.45	0.46	0.51	0.97	(0.42)	(2.03)	(2.45)	23.97	4.50		1,460,506	0.66		0.66	(12)	1.95		22

For the Year Ended October 31, 2015
A	$27.05	$0.36	$0.23	$0.59	$(0.35)	$(2.30)	$(2.65)	$24.99	2.46%		$3,724,804	1.02%		1.02%		1.43%		23%
B	26.59	0.14	0.22	0.36	(0.10)	(2.30)	(2.40)	24.55	1.54		44,909	1.97		1.92		0.54		23
C	26.42	0.17	0.23	0.40	(0.18)	(2.30)	(2.48)	24.34	1.70		467,006	1.76		1.76		0.69		23
I	26.95	0.41	0.23	0.64	(0.40)	(2.30)	(2.70)	24.89	2.67		1,715,056	0.81		0.81		1.64		23
R3	27.29	0.28	0.24	0.52	(0.27)	(2.30)	(2.57)	25.24	2.12		85,736	1.35		1.35		1.10		23
R4	27.42	0.36	0.23	0.59	(0.34)	(2.30)	(2.64)	25.37	2.42		150,367	1.04		1.04		1.41		23
R5	27.49	0.44	0.23	0.67	(0.42)	(2.30)	(2.72)	25.44	2.73		229,206	0.74		0.74		1.70		23
R6(9)	27.81	0.43	(0.05)	0.38	(0.45)	(2.30)	(2.75)	25.44	1.64	(4)	10	0.71	(5)	0.70	(5)	1.71	(5)	23
Y	27.50	0.46	0.24	0.70	(0.45)	(2.30)	(2.75)	25.45	2.83		1,323,782	0.64		0.64		1.80		23

For the Year Ended October 31, 2014
A	$25.28	$0.36	$3.43	$3.79	$(0.36)	$(1.66)	$(2.02)	$27.05	16.01%		$3,780,786	1.02%		1.02%		1.40%		23%
B	24.88	0.13	3.35	3.48	(0.11)	(1.66)	(1.77)	26.59	14.91		74,126	1.96		1.94		0.50		23
C	24.75	0.16	3.35	3.51	(0.18)	(1.66)	(1.84)	26.42	15.12		467,932	1.77		1.77		0.65		23
I	25.20	0.41	3.42	3.83	(0.42)	(1.66)	(2.08)	26.95	16.22		1,883,434	0.81		0.81		1.60		23
R3	25.49	0.28	3.45	3.73	(0.27)	(1.66)	(1.93)	27.29	15.61		91,839	1.35		1.35		1.07		23
R4	25.60	0.36	3.47	3.83	(0.35)	(1.66)	(2.01)	27.42	15.98		159,018	1.04		1.04		1.37		23
R5	25.66	0.44	3.48	3.92	(0.43)	(1.66)	(2.09)	27.49	16.32		226,236	0.74		0.74		1.68		23
Y	25.67	0.47	3.48	3.95	(0.46)	(1.66)	(2.12)	27.50	16.42		1,340,941	0.64		0.64		1.81		23

The Hartford Equity Income Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$19.39	$0.20	$1.44	$1.64	$(0.20)	$(1.44)	$(1.64)	$19.39	9.55	%(4)	$1,564,251	1.00	%(5)	1.00	%(5)	2.19	%(5)	11%
C	19.29	0.13	1.43	1.56	(0.13)	(1.44)	(1.57)	19.28	9.10	(4)	318,227	1.77	(5)	1.77	(5)	1.43	(5)	11
I	19.29	0.22	1.42	1.64	(0.22)	(1.44)	(1.66)	19.27	9.60	(4)	952,483	0.79	(5)	0.79	(5)	2.39	(5)	11
R3	19.41	0.17	1.44	1.61	(0.17)	(1.44)	(1.61)	19.41	9.33	(4)	45,900	1.37	(5)	1.37	(5)	1.83	(5)	11
R4	19.44	0.20	1.44	1.64	(0.20)	(1.44)	(1.64)	19.44	9.48	(4)	70,046	1.06	(5)	1.06	(5)	2.13	(5)	11
R5	19.54	0.23	1.43	1.66	(0.22)	(1.44)	(1.66)	19.54	9.66	(4)	83,977	0.76	(5)	0.76	(5)	2.42	(5)	11
R6	19.58	0.24	1.44	1.68	(0.23)	(1.44)	(1.67)	19.59	9.75	(4)	42,660	0.66	(5)	0.66	(5)	2.52	(5)	11
Y	19.58	0.24	1.45	1.69	(0.23)	(1.44)	(1.67)	19.60	9.71	(4)	103,784	0.72	(5)	0.71	(5)	2.52	(5)	11
F	19.29	0.23	1.42	1.65	(0.23)	(1.44)	(1.67)	19.27	9.69	(4)	885,855	0.66	(5)	0.66	(5)	2.53	(5)	11

For the Year Ended October 31, 2018
A	$20.64	$0.38	$(0.24)	$0.14	$(0.35)	$(1.04)	$(1.39)	$19.39	0.49%		$1,508,580	1.00%		1.00%		1.90%		22%
C	20.53	0.23	(0.23)	—	(0.20)	(1.04)	(1.24)	19.29	(0.22)		330,741	1.75		1.75		1.16		22
I	20.54	0.43	(0.24)	0.19	(0.40)	(1.04)	(1.44)	19.29	0.77		1,157,708	0.74		0.74		2.14		22
R3	20.66	0.31	(0.25)	0.06	(0.27)	(1.04)	(1.31)	19.41	0.12		46,820	1.36		1.36		1.53		22
R4	20.69	0.37	(0.24)	0.13	(0.34)	(1.04)	(1.38)	19.44	0.43		70,446	1.06		1.06		1.83		22
R5	20.78	0.43	(0.23)	0.20	(0.40)	(1.04)	(1.44)	19.54	0.78		79,557	0.76		0.76		2.13		22
R6	20.83	0.45	(0.24)	0.21	(0.42)	(1.04)	(1.46)	19.58	0.83		34,957	0.66		0.66		2.22		22
Y	20.83	0.45	(0.25)	0.20	(0.41)	(1.04)	(1.45)	19.58	0.79		140,057	0.70		0.70		2.19		22
F	20.54	0.45	(0.24)	0.21	(0.42)	(1.04)	(1.46)	19.29	0.85		774,529	0.65		0.65		2.23		22

The accompanying notes are an integral part of these financial statements.

68

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

The Hartford Equity Income Fund – (continued)

For the Year Ended October 31, 2017
A	$17.97	$0.35	$3.24	$3.59	$(0.32)	$(0.60)	$(0.92)	$20.64	20.51%		$1,685,398	1.00%		1.00%		1.83%		16%
C	17.89	0.21	3.21	3.42	(0.18)	(0.60)	(0.78)	20.53	19.56		449,104	1.74		1.74		1.09		16
I	17.89	0.39	3.23	3.62	(0.37)	(0.60)	(0.97)	20.54	20.76		1,111,235	0.78		0.78		2.03		16
R3	17.99	0.28	3.24	3.52	(0.25)	(0.60)	(0.85)	20.66	20.06		57,341	1.37		1.37		1.46		16
R4	18.02	0.34	3.24	3.58	(0.31)	(0.60)	(0.91)	20.69	20.39		79,632	1.06		1.06		1.77		16
R5	18.09	0.40	3.26	3.66	(0.37)	(0.60)	(0.97)	20.78	20.77		83,048	0.76		0.76		2.06		16
R6	18.13	0.41	3.28	3.69	(0.39)	(0.60)	(0.99)	20.83	20.91		29,284	0.66		0.66		2.10		16
Y	18.13	0.45	3.23	3.68	(0.38)	(0.60)	(0.98)	20.83	20.88		141,479	0.67		0.67		2.35		16
F(7)	19.22	0.24	1.37	1.61	(0.29)	—	(0.29)	20.54	8.45	(4)	674,626	0.66	(5)	0.66	(5)	1.84	(5)	16

For the Year Ended October 31, 2016
A	$18.70	$0.36	$0.64	$1.00	$(0.33)	$(1.40)	$(1.73)	$17.97	6.13%		$1,676,572	1.04%		1.04%		2.03%		14%
B	18.72	0.34	0.64	0.98	(0.30)	(1.40)	(1.70)	18.00	6.01		6,930	1.18		1.18		1.95		14
C	18.61	0.23	0.65	0.88	(0.20)	(1.40)	(1.60)	17.89	5.45		452,909	1.76		1.76		1.30		14
I	18.62	0.39	0.66	1.05	(0.38)	(1.40)	(1.78)	17.89	6.45		966,338	0.78		0.78		2.25		14
R3	18.72	0.30	0.64	0.94	(0.27)	(1.40)	(1.67)	17.99	5.77		54,732	1.38		1.38		1.68		14
R4	18.74	0.35	0.65	1.00	(0.32)	(1.40)	(1.72)	18.02	6.14		76,745	1.07		1.07		1.98		14
R5	18.81	0.41	0.64	1.05	(0.37)	(1.40)	(1.77)	18.09	6.42		65,276	0.77		0.77		2.31		14
R6	18.84	0.42	0.66	1.08	(0.39)	(1.40)	(1.79)	18.13	6.57		14,551	0.67		0.67		2.38		14
Y	18.84	0.41	0.67	1.08	(0.39)	(1.40)	(1.79)	18.13	6.57		386,011	0.67		0.67		2.35		14

For the Year Ended October 31, 2015
A	$19.04	$0.35	$0.18	$0.53	$(0.35)	$(0.52)	$(0.87)	$18.70	2.95%		$1,757,486	1.02%		1.02%		1.87%		20%
B	19.05	0.33	0.18	0.51	(0.32)	(0.52)	(0.84)	18.72	2.82		13,915	1.16		1.16		1.75		20
C	18.96	0.21	0.18	0.39	(0.22)	(0.52)	(0.74)	18.61	2.18		461,099	1.76		1.76		1.12		20
I	18.97	0.40	0.17	0.57	(0.40)	(0.52)	(0.92)	18.62	3.18		835,297	0.76		0.76		2.13		20
R3	19.06	0.29	0.18	0.47	(0.29)	(0.52)	(0.81)	18.72	2.61		56,026	1.36		1.36		1.52		20
R4	19.08	0.34	0.18	0.52	(0.34)	(0.52)	(0.86)	18.74	2.92		74,473	1.06		1.06		1.82		20
R5	19.15	0.40	0.18	0.58	(0.40)	(0.52)	(0.92)	18.81	3.22		76,741	0.76		0.76		2.15		20
R6(9)	19.39	0.35	0.04	0.39	(0.42)	(0.52)	(0.94)	18.84	2.20	(4)	13,902	0.69	(5)	0.69	(5)	1.93	(5)	20
Y	19.19	0.42	0.17	0.59	(0.42)	(0.52)	(0.94)	18.84	3.26		246,177	0.66		0.66		2.22		20

For the Year Ended October 31, 2014
A	$17.83	$0.34	$1.76	$2.10	$(0.33)	$(0.56)	$(0.89)	$19.04	12.19%		$1,951,760	1.03%		1.03%		1.83%		13%
B	17.82	0.32	1.77	2.09	(0.30)	(0.56)	(0.86)	19.05	12.15		21,619	1.16		1.16		1.72		13
C	17.77	0.20	1.75	1.95	(0.20)	(0.56)	(0.76)	18.96	11.36		458,695	1.76		1.76		1.08		13
I	17.76	0.38	1.77	2.15	(0.38)	(0.56)	(0.94)	18.97	12.54		903,048	0.76		0.76		2.07		13
R3	17.85	0.27	1.77	2.04	(0.27)	(0.56)	(0.83)	19.06	11.81		58,349	1.37		1.37		1.47		13
R4	17.87	0.33	1.76	2.09	(0.32)	(0.56)	(0.88)	19.08	12.13		76,746	1.06		1.06		1.78		13
R5	17.93	0.38	1.78	2.16	(0.38)	(0.56)	(0.94)	19.15	12.47		91,827	0.76		0.76		2.08		13
Y	17.96	0.40	1.79	2.19	(0.40)	(0.56)	(0.96)	19.19	12.61		236,502	0.66		0.66		2.17		13

The Hartford Growth Opportunities Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$45.89	$(0.12)	$5.78	$5.66	$—	$(10.54)	$(10.54)	$41.01	18.13	%(4)	$2,252,593	1.11	%(5)	1.11	%(5)	(0.62	)%(5)	31%
C	29.36	(0.15)	2.72	2.57	—	(10.54)	(10.54)	21.39	17.69	(4)	321,097	1.89	(5)	1.88	(5)	(1.40	)(5)	31
I	47.99	(0.07)	6.17	6.10	—	(10.54)	(10.54)	43.55	18.26	(4)	1,724,375	0.85	(5)	0.85	(5)	(0.36	)(5)	31
R3	45.98	(0.19)	5.79	5.60	—	(10.54)	(10.54)	41.04	17.93	(4)	50,804	1.45	(5)	1.45	(5)	(0.96	)(5)	31
R4	48.38	(0.14)	6.24	6.10	—	(10.54)	(10.54)	43.94	18.08	(4)	85,668	1.15	(5)	1.15	(5)	(0.66	)(5)	31
R5	50.48	(0.08)	6.63	6.55	—	(10.54)	(10.54)	46.49	18.27	(4)	26,761	0.85	(5)	0.85	(5)	(0.37	)(5)	31
R6	51.18	(0.06)	6.76	6.70	—	(10.54)	(10.54)	47.34	18.33	(4)	21,045	0.75	(5)	0.75	(5)	(0.27	)(5)	31
Y	51.18	(0.07)	6.77	6.70	—	(10.54)	(10.54)	47.34	18.30	(4)	163,728	0.78	(5)	0.78	(5)	(0.30	)(5)	31
F	48.07	(0.05)	6.19	6.14	—	(10.54)	(10.54)	43.67	18.35	(4)	518,069	0.75	(5)	0.75	(5)	(0.26	)(5)	31

The accompanying notes are an integral part of these financial statements.

69

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

The Hartford Growth Opportunities Fund – (continued)

For the Year Ended October 31, 2018
A	$46.20	$(0.29)	$3.86	$3.57	$—	$(3.88)	$(3.88)	$45.89	8.31%	$2,013,200	1.11%	1.11%		(0.61)%		122%
C	31.15	(0.41)	2.50	2.09	—	(3.88)	(3.88)	29.36	7.49	321,653	1.85	1.85		(1.35)		122
I	48.01	(0.17)	4.03	3.86	—	(3.88)	(3.88)	47.99	8.62	1,674,141	0.84	0.84		(0.34)		122
R3	46.43	(0.45)	3.88	3.43	—	(3.88)	(3.88)	45.98	7.94	47,707	1.46	1.45		(0.95)		122
R4	48.52	(0.32)	4.06	3.74	—	(3.88)	(3.88)	48.38	8.28	79,229	1.15	1.15		(0.65)		122
R5	50.31	(0.18)	4.23	4.05	—	(3.88)	(3.88)	50.48	8.60	19,708	0.86	0.86		(0.35)		122
R6	50.91	(0.14)	4.29	4.15	—	(3.88)	(3.88)	51.18	8.71	12,061	0.75	0.75		(0.26)		122
Y	50.92	(0.15)	4.29	4.14	—	(3.88)	(3.88)	51.18	8.68	127,721	0.78	0.78		(0.28)		122
F	48.05	(0.12)	4.02	3.90	—	(3.88)	(3.88)	48.07	8.71	401,565	0.75	0.75		(0.25)		122

For the Year Ended October 31, 2017
A	$37.66	$(0.23)	$10.17	$9.94	$—	$(1.40)	$(1.40)	$46.20	27.40%	$1,914,743	1.11%	1.10%		(0.57)%		119%
C	26.03	(0.36)	6.88	6.52	—	(1.40)	(1.40)	31.15	26.46	412,184	1.86	1.86		(1.32)		119
I	39.00	(0.15)	10.56	10.41	—	(1.40)	(1.40)	48.01	27.67	1,546,058	0.89	0.89		(0.35)		119
R3	37.96	(0.37)	10.24	9.87	—	(1.40)	(1.40)	46.43	26.95	48,315	1.46	1.45		(0.92)		119
R4	39.50	(0.26)	10.68	10.42	—	(1.40)	(1.40)	48.52	27.33	81,413	1.15	1.15		(0.62)		119
R5	40.78	(0.14)	11.07	10.93	—	(1.40)	(1.40)	50.31	27.74	16,530	0.86	0.85		(0.32)		119
R6	41.21	(0.12)	11.22	11.10	—	(1.40)	(1.40)	50.91	27.86	4,554	0.76	0.75		(0.26)		119
Y	41.23	(0.09)	11.18	11.09	—	(1.40)	(1.40)	50.92	27.83	104,645	0.77	0.77		(0.22)		119
F(7)	40.07	(0.10)	8.08	7.98	—	—	—	48.05	19.92 (4)	617,087	0.75 (5)	0.75	(5)	(0.34	)(5)	119

For the Year Ended October 31, 2016
A	$40.68	$(0.20)	$0.55	$0.35	$—	$(3.37)	$(3.37)	$37.66	1.04%	$1,747,532	1.14%	1.14	%(13)	(0.55)%		117%
B	29.08	(0.37)	0.35	(0.02)	—	(3.37)	(3.37)	25.69	0.09	4,249	2.09	2.06	(13)	(1.45)		117
C	29.37	(0.33)	0.36	0.03	—	(3.37)	(3.37)	26.03	0.28	420,107	1.89	1.89	(13)	(1.29)		117
I	41.98	(0.12)	0.57	0.45	(0.06)	(3.37)	(3.43)	39.00	1.25	1,726,408	0.93	0.93	(13)	(0.32)		117
R3	41.11	(0.33)	0.55	0.22	—	(3.37)	(3.37)	37.96	0.71	47,559	1.47	1.47	(13)	(0.87)		117
R4	42.51	(0.22)	0.58	0.36	—	(3.37)	(3.37)	39.50	1.02	72,213	1.17	1.17	(13)	(0.57)		117
R5	43.73	(0.08)	0.57	0.49	(0.07)	(3.37)	(3.44)	40.78	1.30	14,791	0.87	0.86	(13)	(0.20)		117
R6	44.15	(0.07)	0.61	0.54	(0.11)	(3.37)	(3.48)	41.21	1.40	942	0.77	0.77	(13)	(0.17)		117
Y	44.17	(0.08)	0.62	0.54	(0.11)	(3.37)	(3.48)	41.23	1.40	231,037	0.77	0.77	(13)	(0.19)		117

For the Year Ended October 31, 2015
A	$43.76	$(0.17)	$4.82	$4.65	$—	$(7.73)	$(7.73)	$40.68	12.72%	$1,853,433	1.12%	1.12%		(0.42)%		93%
B	33.71	(0.39)	3.49	3.10	—	(7.73)	(7.73)	29.08	11.72	15,256	2.04	2.03		(1.32)		93
C	33.91	(0.34)	3.53	3.19	—	(7.73)	(7.73)	29.37	11.95	401,542	1.86	1.86		(1.17)		93
I	44.82	(0.09)	4.98	4.89	—	(7.73)	(7.73)	41.98	12.99	2,433,134	0.89	0.89		(0.21)		93
R3	44.25	(0.31)	4.90	4.59	—	(7.73)	(7.73)	41.11	12.39	44,347	1.45	1.45		(0.76)		93
R4	45.39	(0.19)	5.04	4.85	—	(7.73)	(7.73)	42.51	12.70	60,775	1.15	1.15		(0.45)		93
R5	46.36	(0.07)	5.17	5.10	—	(7.73)	(7.73)	43.73	13.02	123,897	0.84	0.84		(0.15)		93
R6(9)	47.09	(0.06)	4.85	4.79	—	(7.73)	(7.73)	44.15	12.16 (4)	11	0.82 (5)	0.82	(5)	(0.14	)(5)	93
Y	46.70	(0.04)	5.24	5.20	—	(7.73)	(7.73)	44.17	13.16	188,938	0.75	0.75		(0.09)		93

For the Year Ended October 31, 2014
A	$38.68	$(0.13)	$6.72	$6.59	$—	$(1.51)	$(1.51)	$43.76	17.63%	$1,497,082	1.15%	1.15%		(0.33)%		136	%(14)
B	30.38	(0.37)	5.21	4.84	—	(1.51)	(1.51)	33.71	16.65	22,277	2.07	2.02		(1.18)		136	(14)
C	30.51	(0.33)	5.24	4.91	—	(1.51)	(1.51)	33.91	16.81	251,628	1.88	1.88		(1.05)		136	(14)
I	39.49	(0.04)	6.88	6.84	—	(1.51)	(1.51)	44.82	17.92	1,733,488	0.91	0.91		(0.09)		136	(14)
R3	39.21	(0.26)	6.81	6.55	—	(1.51)	(1.51)	44.25	17.28	29,954	1.46	1.45		(0.62)		136	(14)
R4	40.06	(0.14)	6.98	6.84	—	(1.51)	(1.51)	45.39	17.65	52,498	1.15	1.15		(0.32)		136	(14)
R5	40.76	(0.02)	7.13	7.11	—	(1.51)	(1.51)	46.36	18.02	102,841	0.85	0.85		(0.05)		136	(14)
Y	41.02	0.03	7.16	7.19	—	(1.51)	(1.51)	46.70	18.11	68,001	0.75	0.75		0.08		136	(14)

The accompanying notes are an integral part of these financial statements.

70

Hartford Domestic Equity Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —	— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford Healthcare Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$34.38	$(0.04)	$1.69	$1.65	$—	$(2.48)	$(2.48)	$33.55	5.48	%(4)	$676,202	1.29	%(5)	1.29	%(5)	(0.25	)%(5)	18%
C	27.98	(0.14)	1.33	1.19	—	(2.48)	(2.48)	26.69	5.07	(4)	150,817	2.07	(5)	2.07	(5)	(1.03	)(5)	18
I	36.11	—	(15)	1.79	1.79	—	(2.48)	(2.48)	35.42	5.62	(4)	341,657	1.01	(5)	1.01	(5)	0.02	(5)	18
R3	35.32	(0.10)	1.74	1.64	—	(2.48)	(2.48)	34.48	5.30	(4)	37,396	1.61	(5)	1.61	(5)	(0.57	)(5)	18
R4	37.12	(0.05)	1.84	1.79	—	(2.48)	(2.48)	36.43	5.46	(4)	31,285	1.31	(5)	1.31	(5)	(0.27	)(5)	18
R5	38.82	—	(15)	1.93	1.93	—	(2.48)	(2.48)	38.27	5.58	(4)	7,510	1.02	(5)	1.02	(5)	—	(5)(16)	18
R6(17)	39.22	0.02	(0.44)	(0.42)	—	—	—	38.80	(1.08	)(4)	10	0.90	(5)	0.90	(5)	0.36	(5)	18
Y	39.29	0.02	1.96	1.98	—	(2.48)	(2.48)	38.79	5.65	(4)	54,533	0.93	(5)	0.93	(5)	0.12	(5)	18
F	36.17	0.01	1.81	1.82	—	(2.48)	(2.48)	35.51	5.70	(4)	29,600	0.90	(5)	0.90	(5)	0.07	(5)	18

For the Year Ended October 31, 2018
A	$34.86	$(0.14)	$1.45	$1.31	$—	$(1.79)	$(1.79)	$34.38	3.86%	$682,175	1.28%	1.28%	(0.40)%	27%
C	28.90	(0.33)	1.20	0.87	—	(1.79)	(1.79)	27.98	3.10	160,084	2.03	2.02	(1.13)	27
I	36.43	(0.04)	1.51	1.47	—	(1.79)	(1.79)	36.11	4.15	379,392	1.00	1.00	(0.11)	27
R3	35.87	(0.26)	1.50	1.24	—	(1.79)	(1.79)	35.32	3.55	38,412	1.61	1.61	(0.72)	27
R4	37.50	(0.16)	1.57	1.41	—	(1.79)	(1.79)	37.12	3.86	32,373	1.30	1.30	(0.42)	27
R5	39.03	(0.05)	1.63	1.58	—	(1.79)	(1.79)	38.82	4.15	7,757	1.02	1.02	(0.13)	27
Y	39.45	(0.01)	1.64	1.63	—	(1.79)	(1.79)	39.29	4.24	52,896	0.92	0.92	(0.03)	27
F	36.45	—	1.51	1.51	—	(1.79)	(1.79)	36.17	4.26	76,003	0.90	0.90	(0.01)	27

For the Year Ended October 31, 2017
A	$30.96	$(0.12)	$7.04	$6.92	$—	$(3.02)	$(3.02)	$34.86	24.28%	$714,694	1.29%	1.29%	(0.36)%	23%
C	26.34	(0.30)	5.88	5.58	—	(3.02)	(3.02)	28.90	23.37	242,421	2.04	2.03	(1.10)	23
I	32.15	(0.04)	7.34	7.30	—	(3.02)	(3.02)	36.43	24.59	351,686	1.03	1.03	(0.11)	23
R3	31.87	(0.23)	7.25	7.02	—	(3.02)	(3.02)	35.87	23.87	45,673	1.61	1.61	(0.68)	23
R4	33.10	(0.13)	7.55	7.42	—	(3.02)	(3.02)	37.50	24.22	35,927	1.31	1.31	(0.38)	23
R5	34.23	(0.03)	7.85	7.82	—	(3.02)	(3.02)	39.03	24.62	6,888	1.01	1.01	(0.08)	23
Y	34.54	(0.01)	7.94	7.93	—	(3.02)	(3.02)	39.45	24.72	45,193	0.93	0.93	(0.02)	23
F(7)	33.96	0.01	2.48	2.49	—	—	—	36.45	7.33	(4)	61,710	0.90	(5)	0.90	(5)	0.04	(5)	23

For the Year Ended October 31, 2016
A	$38.70	$(0.12)	$(2.52)	$(2.64)	$(0.55)	$(4.55)	$(5.10)	$30.96	(8.11)%	$757,038	1.33%	1.33%	(0.36)%	35%
B	33.41	(0.36)	(2.15)	(2.51)	(0.13)	(4.55)	(4.68)	26.22	(8.94)	2,056	2.24	2.22	(1.26)	35
C	33.73	(0.31)	(2.15)	(2.46)	(0.38)	(4.55)	(4.93)	26.34	(8.78)	254,009	2.06	2.06	(1.10)	35
I	39.98	(0.03)	(2.61)	(2.64)	(0.64)	(4.55)	(5.19)	32.15	(7.86)	228,463	1.07	1.07	(0.09)	35
R3	39.69	(0.22)	(2.61)	(2.83)	(0.44)	(4.55)	(4.99)	31.87	(8.38)	43,993	1.62	1.62	(0.66)	35
R4	41.01	(0.13)	(2.69)	(2.82)	(0.54)	(4.55)	(5.09)	33.10	(8.09)	38,273	1.32	1.32	(0.36)	35
R5	42.22	(0.02)	(2.79)	(2.81)	(0.63)	(4.55)	(5.18)	34.23	(7.82)	5,342	1.03	1.03	(0.06)	35
Y	42.54	0.02	(2.80)	(2.78)	(0.67)	(4.55)	(5.22)	34.54	(7.72)	51,125	0.92	0.92	0.05	35

For the Year Ended October 31, 2015
A	$36.60	$(0.18)	$4.77	$4.59	$—	$(2.49)	$(2.49)	$38.70	13.19%	$914,414	1.28%	1.28%	(0.46)%	39%
B	32.18	(0.46)	4.18	3.72	—	(2.49)	(2.49)	33.41	12.23	6,239	2.15	2.15	(1.35)	39
C	32.42	(0.41)	4.21	3.80	—	(2.49)	(2.49)	33.73	12.40	310,668	2.02	2.02	(1.19)	39
I	37.63	(0.07)	4.91	4.84	—	(2.49)	(2.49)	39.98	13.51	266,553	1.01	1.01	(0.18)	39
R3	37.58	(0.31)	4.91	4.60	—	(2.49)	(2.49)	39.69	12.85	59,135	1.61	1.61	(0.78)	39
R4	38.64	(0.20)	5.06	4.86	—	(2.49)	(2.49)	41.01	13.19	51,253	1.30	1.30	(0.48)	39
R5	39.60	(0.08)	5.19	5.11	—	(2.49)	(2.49)	42.22	13.52	5,326	1.01	1.01	(0.18)	39
Y	39.85	(0.03)	5.21	5.18	—	(2.49)	(2.49)	42.54	13.64	8,834	0.90	0.90	(0.08)	39

The accompanying notes are an integral part of these financial statements.

71

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

The Hartford Healthcare Fund – (continued)

For the Year Ended October 31, 2014
A	$28.05	$(0.13)	$8.68	$8.55	$—	$—	$—	$36.60	30.48%		$599,010	1.33%		1.33%		(0.40)%		28%
B	24.88	(0.36)	7.66	7.30	—	—	—	32.18	29.34		11,303	2.20		2.20		(1.27)		28
C	25.03	(0.32)	7.71	7.39	—	—	—	32.42	29.52		176,581	2.06		2.06		(1.13)		28
I	28.76	(0.04)	8.91	8.87	—	—	—	37.63	30.84		137,450	1.05		1.05		(0.12)		28
R3	28.89	(0.24)	8.93	8.69	—	—	—	37.58	30.08		40,482	1.64		1.64		(0.71)		28
R4	29.62	(0.14)	9.16	9.02	—	—	—	38.64	30.45		29,530	1.34		1.34		(0.41)		28
R5	30.27	(0.04)	9.37	9.33	—	—	—	39.60	30.82		2,323	1.05		1.05		(0.12)		28
Y	30.42	—	9.43	9.43	—	—	—	39.85	31.00		6,081	0.94		0.94		—		28

The Hartford MidCap Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$30.03	$(0.05)	$3.75	$3.70	$—	$(3.40)	$(3.40)	$30.33	14.89	%(4)	$2,893,775	1.10	%(5)	1.10	%(5)	(0.38	)%(5)	11%
C	21.90	(0.11)	2.51	2.40	—	(3.40)	(3.40)	20.90	14.42	(4)	562,954	1.88	(5)	1.88	(5)	(1.15	)(5)	11
I	30.91	(0.02)	3.89	3.87	—	(3.40)	(3.40)	31.38	15.06	(4)	4,026,399	0.83	(5)	0.83	(5)	(0.11	)(5)	11
R3	33.31	(0.11)	4.23	4.12	—	(3.40)	(3.40)	34.03	14.70	(4)	106,860	1.45	(5)	1.45	(5)	(0.72	)(5)	11
R4	34.59	(0.07)	4.44	4.37	—	(3.40)	(3.40)	35.56	14.86	(4)	291,020	1.15	(5)	1.14	(5)	(0.41	)(5)	11
R5	35.55	(0.02)	4.58	4.56	—	(3.40)	(3.40)	36.71	15.04	(4)	566,449	0.84	(5)	0.84	(5)	(0.13	)(5)	11
R6	35.90	(0.01)	4.65	4.64	—	(3.40)	(3.40)	37.14	15.12	(4)	1,517,407	0.74	(5)	0.74	(5)	(0.04	)(5)	11
Y	35.87	(0.01)	4.63	4.62	—	(3.40)	(3.40)	37.09	15.07	(4)	1,751,194	0.79	(5)	0.79	(5)	(0.05	)(5)	11
F	30.96	—	3.89	3.89	—	(3.40)	(3.40)	31.45	15.11	(4)	2,121,658	0.74	(5)	0.74	(5)	(0.03	)(5)	11

For the Year Ended October 31, 2018
A	$30.36	$(0.12)	$1.20	$1.08	$—	$(1.41)	$(1.41)	$30.03	3.63%		$2,592,610	1.11%		1.10%		(0.39)%		37%
C	22.67	(0.27)	0.91	0.64	—	(1.41)	(1.41)	21.90	2.84		580,708	1.85		1.85		(1.14)		37
I	31.12	(0.03)	1.23	1.20	—	(1.41)	(1.41)	30.91	3.91		3,666,464	0.82		0.82		(0.11)		37
R3	33.64	(0.26)	1.34	1.08	—	(1.41)	(1.41)	33.31	3.23		102,632	1.46		1.46		(0.75)		37
R4	34.78	(0.16)	1.38	1.22	—	(1.41)	(1.41)	34.59	3.57		289,049	1.16		1.15		(0.43)		37
R5	35.59	(0.05)	1.42	1.37	—	(1.41)	(1.41)	35.55	3.89		468,146	0.85		0.85		(0.13)		37
R6	35.90	(0.01)	1.42	1.41	—	(1.41)	(1.41)	35.90	3.97		1,014,518	0.75		0.75		(0.04)		37
Y	35.88	(0.02)	1.42	1.40	—	(1.41)	(1.41)	35.87	3.95		1,934,520	0.78		0.78		(0.06)		37
F	31.15	(0.01)	1.23	1.22	—	(1.41)	(1.41)	30.96	3.97		1,648,425	0.75		0.75		(0.03)		37

For the Year Ended October 31, 2017
A	$24.25	$(0.11)	$7.00	$6.89	$—	$(0.78)	$(0.78)	$30.36	29.02%		$2,482,275	1.13%		1.12%		(0.38)%		30%
C	18.42	(0.23)	5.26	5.03	—	(0.78)	(0.78)	22.67	28.07		717,521	1.87		1.87		(1.12)		30
I	24.79	(0.05)	7.16	7.11	—	(0.78)	(0.78)	31.12	29.28		2,996,705	1.02		0.89		(0.17)		30
R3	26.88	(0.22)	7.76	7.54	—	(0.78)	(0.78)	33.64	28.59		90,582	1.47		1.47		(0.73)		30
R4	27.69	(0.14)	8.01	7.87	—	(0.78)	(0.78)	34.78	28.95		263,236	1.16		1.16		(0.43)		30
R5	28.24	(0.04)	8.17	8.13	—	(0.78)	(0.78)	35.59	29.32		356,166	0.86		0.86		(0.14)		30
R6	28.45	(0.05)	8.28	8.23	—	(0.78)	(0.78)	35.90	29.45		431,183	0.76		0.76		(0.14)		30
Y	28.44	(0.01)	8.23	8.22	—	(0.78)	(0.78)	35.88	29.43		1,847,676	0.78		0.78		(0.04)		30
F(7)	27.52	(0.03)	3.66	3.63	—	—	—	31.15	13.19	(4)	1,244,732	0.76	(5)	0.76	(5)	(0.15	)(5)	30

For the Year Ended October 31, 2016
A	$26.47	$(0.07)	$(0.22)	$(0.29)	$—	$(1.93)	$(1.93)	$24.25	(0.79)%		$2,041,826	1.17%		1.17%		(0.29)%		31%
B	20.13	(0.21)	(0.19)	(0.40)	—	(1.93)	(1.93)	17.80	(1.66)		16,842	2.06		2.06		(1.16)		31
C	20.73	(0.18)	(0.20)	(0.38)	—	(1.93)	(1.93)	18.42	(1.50)		611,311	1.89		1.89		(1.01)		31
I	26.96	(0.04)	(0.20)	(0.24)	—	(1.93)	(1.93)	24.79	(0.57)		1,725,700	1.02		1.02		(0.18)		31
R3	29.20	(0.16)	(0.23)	(0.39)	—	(1.93)	(1.93)	26.88	(1.07)		71,711	1.48		1.48		(0.59)		31
R4	29.93	(0.08)	(0.23)	(0.31)	—	(1.93)	(1.93)	27.69	(0.76)		165,137	1.18		1.18		(0.30)		31
R5	30.39	—	(0.22)	(0.22)	—	(1.93)	(1.93)	28.24	(0.47)		193,533	0.87		0.87		—		31
R6	30.58	—	(0.20)	(0.20)	—	(1.93)	(1.93)	28.45	(0.36)		26,352	0.77		0.77		0.01		31
Y	30.57	0.03	(0.23)	(0.20)	—	(1.93)	(1.93)	28.44	(0.36)		1,490,965	0.77		0.77		0.10		31

The accompanying notes are an integral part of these financial statements.

72

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

The Hartford MidCap Fund – (continued)

For the Year Ended October 31, 2015
A	$27.38	$(0.09)	$1.85	$1.76	$—	$(2.67)	$(2.67)	$26.47	7.28%		$2,048,529	1.14%		1.14%		(0.35)%		29%
B	21.65	(0.25)	1.40	1.15	—	(2.67)	(2.67)	20.13	6.28		24,665	2.03		2.03		(1.22)		29
C	22.18	(0.23)	1.45	1.22	—	(2.67)	(2.67)	20.73	6.46		626,345	1.88		1.88		(1.09)		29
I	27.78	(0.02)	1.87	1.85	—	(2.67)	(2.67)	26.96	7.52		702,566	0.87		0.87		(0.09)		29
R3	30.02	(0.20)	2.05	1.85	—	(2.67)	(2.67)	29.20	6.91		76,925	1.47		1.47		(0.69)		29
R4	30.61	(0.11)	2.10	1.99	—	(2.67)	(2.67)	29.93	7.26		135,698	1.16		1.16		(0.39)		29
R5	30.96	(0.03)	2.13	2.10	—	(2.67)	(2.67)	30.39	7.59		164,879	0.86		0.86		(0.09)		29
R6(9)	31.11	(0.04)	2.18	2.14	—	(2.67)	(2.67)	30.58	7.65	(4)	1,230	0.77	(5)	0.77	(5)	(0.13	)(5)	29
Y	31.10	0.01	2.13	2.14	—	(2.67)	(2.67)	30.57	7.66		1,201,917	0.76		0.76		0.04		29

For the Year Ended October 31, 2014
A	$25.67	$(0.10)	$3.82	$3.72	$—	$(2.01)	$(2.01)	$27.38	15.57%		$1,891,075	1.15%		1.15%		(0.40)%		34%
B	20.88	(0.27)	3.05	2.78	—	(2.01)	(2.01)	21.65	14.56		29,446	2.05		2.05		(1.29)		34
C	21.30	(0.24)	3.13	2.89	—	(2.01)	(2.01)	22.18	14.81		544,154	1.88		1.88		(1.13)		34
I	25.95	(0.04)	3.88	3.84	—	(2.01)	(2.01)	27.78	15.89		550,720	0.90		0.90		(0.17)		34
R3	28.03	(0.21)	4.21	4.00	—	(2.01)	(2.01)	30.02	15.24		56,403	1.47		1.47		(0.72)		34
R4	28.47	(0.12)	4.27	4.15	—	(2.01)	(2.01)	30.61	15.55		94,232	1.16		1.16		(0.41)		34
R5	28.69	(0.03)	4.31	4.28	—	(2.01)	(2.01)	30.96	15.91		110,364	0.86		0.86		(0.11)		34
Y	28.77	(0.01)	4.35	4.34	—	(2.01)	(2.01)	31.10	16.08		1,078,695	0.76		0.76		(0.02)		34

The Hartford MidCap Value Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$14.54	$0.06	$1.00	$1.06	$(0.04)	$(1.59)	$(1.63)	$13.97	9.15	%(4)	$308,405	1.22	%(5)	1.22	%(5)	0.89	%(5)	31%
C	11.97	—	0.80	0.80	—	(1.59)	(1.59)	11.18	8.78	(4)	17,639	2.04	(5)	2.04	(5)	0.09	(5)	31
I	14.68	0.08	1.01	1.09	(0.08)	(1.59)	(1.67)	14.10	9.32	(4)	32,048	0.92	(5)	0.92	(5)	1.20	(5)	31
R3	15.23	0.04	1.08	1.12	—	(1.59)	(1.59)	14.76	9.03	(4)	9,704	1.52	(5)	1.52	(5)	0.61	(5)	31
R4	15.55	0.07	1.09	1.16	(0.04)	(1.59)	(1.63)	15.08	9.15	(4)	11,365	1.21	(5)	1.21	(5)	0.91	(5)	31
R5	15.76	0.10	1.09	1.19	(0.08)	(1.59)	(1.67)	15.28	9.28	(4)	3,144	0.93	(5)	0.93	(5)	1.32	(5)	31
Y	15.80	0.09	1.12	1.21	(0.09)	(1.59)	(1.68)	15.33	9.38	(4)	12,086	0.86	(5)	0.86	(5)	1.25	(5)	31
F	14.69	0.09	1.01	1.10	(0.10)	(1.59)	(1.69)	14.10	9.39	(4)	294,670	0.80	(5)	0.80	(5)	1.31	(5)	31

For the Year Ended October 31, 2018
A	$15.62	$0.03	$(0.72)	$(0.69)	$—	$(0.39)	$(0.39)	$14.54	(4.56)%		$284,646	1.22%		1.22%		0.18%		49%
C	13.03	(0.07)	(0.60)	(0.67)	—	(0.39)	(0.39)	11.97	(5.26)		17,909	1.98		1.97		(0.57)		49
I	15.72	0.08	(0.73)	(0.65)	—	(0.39)	(0.39)	14.68	(4.27)		34,656	0.90		0.90		0.50		49
R3	16.39	(0.02)	(0.75)	(0.77)	—	(0.39)	(0.39)	15.23	(4.84)		9,555	1.52		1.52		(0.13)		49
R4	16.68	0.03	(0.77)	(0.74)	—	(0.39)	(0.39)	15.55	(4.52)		11,639	1.22		1.22		0.18		49
R5	16.88	0.08	(0.78)	(0.70)	(0.03)	(0.39)	(0.42)	15.76	(4.32)		8,087	0.91		0.91		0.48		49
Y	16.93	0.09	(0.79)	(0.70)	(0.04)	(0.39)	(0.43)	15.80	(4.23)		11,371	0.86		0.86		0.52		49
F	15.76	0.10	(0.73)	(0.63)	(0.05)	(0.39)	(0.44)	14.69	(4.18)		252,917	0.80		0.80		0.61		49

For the Year Ended October 31, 2017
A	$13.98	$0.01	$2.65	$2.66	$—	$(1.02)	$(1.02)	$15.62	19.67%		$291,082	1.23%		1.23%		0.06%		40%
C	11.90	(0.08)	2.23	2.15	—	(1.02)	(1.02)	13.03	18.66		35,520	1.96		1.96		(0.67)		40
I	14.09	0.03	2.67	2.70	(0.05)	(1.02)	(1.07)	15.72	19.81		43,342	1.20		1.10		0.20		40
R3	14.67	(0.04)	2.78	2.74	—	(1.02)	(1.02)	16.39	19.26		11,923	1.52		1.52		(0.23)		40
R4	14.87	0.01	2.82	2.83	—	(1.02)	(1.02)	16.68	19.58		12,637	1.21		1.21		0.08		40
R5	15.03	0.06	2.86	2.92	(0.05)	(1.02)	(1.07)	16.88	20.06		11,445	0.91		0.91		0.38		40
Y	15.07	0.08	2.86	2.94	(0.06)	(1.02)	(1.08)	16.93	20.10		28,403	0.82		0.82		0.48		40
F(7)	14.97	0.05	0.74	0.79	—	—	—	15.76	5.28	(4)	238,682	0.81	(5)	0.81	(5)	0.46	(5)	40

The accompanying notes are an integral part of these financial statements.

73

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

The Hartford MidCap Value Fund – (continued)

For the Year Ended October 31, 2016
A	$15.11	$0.03	$(0.03)		$—	$(0.02)	$(1.11)	$(1.13)	$13.98	0.18%		$246,023	1.30%		1.30	%(18)	0.18%		56%
B	13.15	(0.07)	(0.03)		(0.10)	—	(1.11)	(1.11)	11.94	(0.57)		637	2.42		2.12	(18)	(0.63)		56
C	13.09	(0.06)	(0.02)		(0.08)	—	(1.11)	(1.11)	11.90	(0.42)		35,965	2.02		2.02	(18)	(0.54)		56
I	15.22	0.05	(0.01)		0.04	(0.06)	(1.11)	(1.17)	14.09	0.48		83,155	1.06		1.06	(18)	0.39		56
R3	15.82	(0.01)	(0.03)		(0.04)	—	(1.11)	(1.11)	14.67	(0.07)		11,396	1.56		1.56	(18)	(0.07)		56
R4	15.99	0.03	(0.02)		0.01	(0.02)	(1.11)	(1.13)	14.87	0.30		13,448	1.25		1.25	(18)	0.23		56
R5	16.15	0.08	(0.03)		0.05	(0.06)	(1.11)	(1.17)	15.03	0.54		9,831	0.95		0.95	(18)	0.52		56
Y	16.19	0.09	(0.03)		0.06	(0.07)	(1.11)	(1.18)	15.07	0.63		79,990	0.85		0.85	(18)	0.63		56

For the Year Ended October 31, 2015
A	$16.73	$0.02	$0.25		$0.27	$(0.02)	$(1.87)	$(1.89)	$15.11	2.28%		$229,953	1.25%		1.25%		0.11%		33%
B	14.91	(0.10)	0.21		0.11	—	(1.87)	(1.87)	13.15	1.37		1,417	2.28		2.09		(0.75)		33
C	14.84	(0.08)	0.20		0.12	—	(1.87)	(1.87)	13.09	1.45		41,149	1.97		1.97		(0.62)		33
I	16.85	0.07	0.25		0.32	(0.08)	(1.87)	(1.95)	15.22	2.57		29,987	0.92		0.92		0.42		33
R3	17.45	(0.03)	0.27		0.24	—	(1.87)	(1.87)	15.82	1.97		10,204	1.52		1.52		(0.19)		33
R4	17.61	0.02	0.27		0.29	(0.04)	(1.87)	(1.91)	15.99	2.26		11,711	1.21		1.21		0.15		33
R5	17.75	0.07	0.28		0.35	(0.08)	(1.87)	(1.95)	16.15	2.62		7,564	0.92		0.92		0.44		33
Y	17.78	0.09	0.28		0.37	(0.09)	(1.87)	(1.96)	16.19	2.73		158,691	0.81		0.81		0.54		33

For the Year Ended October 31, 2014
A	$16.44	$0.03	$1.81		$1.84	$—	$(1.55)	$(1.55)	$16.73	12.32%		$222,876	1.27%		1.27%		0.19%		43%
B	14.93	(0.09)	1.62		1.53	—	(1.55)	(1.55)	14.91	11.41		2,156	2.28		2.10		(0.63)		43
C	14.85	(0.08)	1.62		1.54	—	(1.55)	(1.55)	14.84	11.56		41,382	1.99		1.99		(0.53)		43
I	16.49	0.09	1.82		1.91	—	(1.55)	(1.55)	16.85	12.75		37,414	0.92		0.92		0.53		43
R3	17.12	(0.01)	1.89		1.88	—	(1.55)	(1.55)	17.45	12.05		10,187	1.53		1.53		(0.08)		43
R4	17.21	0.04	1.91		1.95	—	(1.55)	(1.55)	17.61	12.42		9,476	1.22		1.22		0.22		43
R5	17.29	0.09	1.92		2.01	—	(1.55)	(1.55)	17.75	12.73		2,851	0.93		0.93		0.52		43
Y	17.31	0.11	1.91		2.02	—	(1.55)	(1.55)	17.78	12.79		166,729	0.82		0.82		0.63		43

Hartford Quality Value Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$20.00	$0.20	$1.24		$1.44	$(0.28)	$(0.98)	$(1.26)	$20.18	8.12	%(4)	$170,435	0.98	%(5)	0.89	%(5)	2.09	%(5)	10%
C	17.12	0.11	1.07		1.18	—	(0.98)	(0.98)	17.32	7.69	(4)	8,263	1.78	(5)	1.69	(5)	1.31	(5)	10
I	19.78	0.23	1.21		1.44	(0.34)	(0.98)	(1.32)	19.90	8.32	(4)	12,437	0.65	(5)	0.57	(5)	2.42	(5)	10
R3	20.29	0.18	1.25		1.43	(0.21)	(0.98)	(1.19)	20.53	7.94	(4)	1,092	1.26	(5)	1.16	(5)	1.83	(5)	10
R4	20.49	0.21	1.27		1.48	(0.27)	(0.98)	(1.25)	20.72	8.16	(4)	6,143	0.95	(5)	0.87	(5)	2.12	(5)	10
R5	20.67	0.24	1.27		1.51	(0.33)	(0.98)	(1.31)	20.87	8.27	(4)	562	0.66	(5)	0.57	(5)	2.41	(5)	10
R6	20.74	0.23	1.29		1.52	(0.36)	(0.98)	(1.34)	20.92	8.34	(4)	31	0.55	(5)	0.46	(5)	2.27	(5)	10
Y	20.72	0.24	1.28		1.52	(0.35)	(0.98)	(1.33)	20.91	8.32	(4)	762	0.60	(5)	0.51	(5)	2.47	(5)	10
F	19.77	0.24	1.20		1.44	(0.36)	(0.98)	(1.34)	19.87	8.35	(4)	62,842	0.55	(5)	0.46	(5)	2.54	(5)	10

For the Year Ended October 31, 2018
A	$20.49	$0.31	$0.16		$0.47	$(0.20)	$(0.76)	$(0.96)	$20.00	2.25%		$164,325	1.06%		1.04%		1.52%		85%
C	17.67	0.14	0.15		0.29	(0.08)	(0.76)	(0.84)	17.12	1.53		9,082	1.81		1.79		0.80		85
I	20.25	0.38	0.16		0.54	(0.25)	(0.76)	(1.01)	19.78	2.60		12,974	0.71		0.69		1.87		85
R3	20.70	0.26	0.17		0.43	(0.08)	(0.76)	(0.84)	20.29	2.03		1,075	1.34		1.30		1.26		85
R4	20.95	0.33	0.16		0.49	(0.19)	(0.76)	(0.95)	20.49	2.29		6,014	1.04		1.01		1.55		85
R5	21.13	0.38	0.17		0.55	(0.25)	(0.76)	(1.01)	20.67	2.57		504	0.74		0.72		1.76		85
R6(19)	20.99	0.28	(0.53	)(20)	(0.25)	—	—	—	20.74	(1.19	)(4)	10	0.61	(5)	0.59	(5)	1.95	(5)	85
Y	21.19	0.40	0.17		0.57	(0.28)	(0.76)	(1.04)	20.72	2.65		601	0.68		0.66		1.90		85
F	20.26	0.39	0.17		0.56	(0.29)	(0.76)	(1.05)	19.77	2.71		88,336	0.62		0.60		1.94		85

The accompanying notes are an integral part of these financial statements.

74

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Quality Value Fund – (continued)

For the Year Ended October 31, 2017
A	$17.94	$0.19	$2.64	$2.83	$(0.14)	$(0.14)	$(0.28)	$20.49	15.89%		$180,059	1.20%		1.20%		0.95%		39%
C	15.52	0.04	2.28	2.32	(0.03)	(0.14)	(0.17)	17.67	15.05		20,312	1.93		1.93		0.22		39
I	17.75	0.24	2.60	2.84	(0.20)	(0.14)	(0.34)	20.25	16.19		15,561	0.94		0.94		1.22		39
R3	18.13	0.13	2.66	2.79	(0.08)	(0.14)	(0.22)	20.70	15.48		1,448	1.54		1.53		0.63		39
R4	18.34	0.19	2.70	2.89	(0.14)	(0.14)	(0.28)	20.95	15.87		7,550	1.20		1.20		0.96		39
R5	18.49	0.23	2.75	2.98	(0.20)	(0.14)	(0.34)	21.13	16.25		480	0.91		0.91		1.17		39
Y	18.55	0.27	2.73	3.00	(0.22)	(0.14)	(0.36)	21.19	16.32		1,052	0.83		0.83		1.31		39
F(7)	19.58	0.16	0.52	0.68	—	—	—	20.26	3.47	(4)	12,030	0.80	(5)	0.80	(5)	1.17	(5)	39

For the Year Ended October 31, 2016
A	$18.66	$0.16	$0.57	$0.73	$(0.21)	$(1.24)	$(1.45)	$17.94	4.71%		$187,475	1.25%		1.25	%(21)	0.93%		41%
B	16.45	0.02	0.48	0.50	(0.01)	(1.24)	(1.25)	15.70	3.75		695	2.41		2.11	(21)	0.11		41
C	16.34	0.03	0.49	0.52	(0.10)	(1.24)	(1.34)	15.52	3.93		22,223	1.97		1.97	(21)	0.21		41
I	18.47	0.21	0.57	0.78	(0.26)	(1.24)	(1.50)	17.75	5.03		19,139	0.92		0.92	(21)	1.23		41
R3	18.83	0.11	0.58	0.69	(0.15)	(1.24)	(1.39)	18.13	4.39		2,783	1.54		1.54	(21)	0.64		41
R4	19.03	0.17	0.59	0.76	(0.21)	(1.24)	(1.45)	18.34	4.73		8,720	1.22		1.22	(21)	0.96		41
R5	19.19	0.22	0.59	0.81	(0.27)	(1.24)	(1.51)	18.49	5.04		2,025	0.92		0.92	(21)	1.27		41
Y	19.24	0.26	0.58	0.84	(0.29)	(1.24)	(1.53)	18.55	5.14		845	0.81		0.81		1.46		41

For the Year Ended October 31, 2015
A	$20.45	$0.21	$(0.47)	$(0.26)	$(0.13)	$(1.40)	$(1.53)	$18.66	(1.20)%		$207,339	1.21%		1.21%		1.10%		55%
B	18.22	0.03	(0.40)	(0.37)	—	(1.40)	(1.40)	16.45	(1.94)		1,909	2.28		1.97		0.19		55
C	18.14	0.06	(0.42)	(0.36)	(0.04)	(1.40)	(1.44)	16.34	(1.90)		26,763	1.93		1.93		0.36		55
I	20.25	0.27	(0.45)	(0.18)	(0.20)	(1.40)	(1.60)	18.47	(0.78)		27,168	0.88		0.88		1.41		55
R3	20.62	0.15	(0.46)	(0.31)	(0.08)	(1.40)	(1.48)	18.83	(1.45)		3,657	1.52		1.49		0.79		55
R4	20.82	0.22	(0.47)	(0.25)	(0.14)	(1.40)	(1.54)	19.03	(1.11)		11,942	1.19		1.18		1.11		55
R5	20.95	0.28	(0.48)	(0.20)	(0.16)	(1.40)	(1.56)	19.19	(0.87)		2,487	0.90		0.88		1.41		55
Y	21.03	0.30	(0.49)	(0.19)	(0.20)	(1.40)	(1.60)	19.24	(0.77)		1,618	0.79		0.79		1.50		55

For the Year Ended October 31, 2014
A	$18.31	$0.17	$2.05	$2.22	$(0.08)	$—	$(0.08)	$20.45	12.18%		$237,539	1.25%		1.25%		0.87%		74	%(22)
B	16.36	0.03	1.83	1.86	—	—	—	18.22	11.37		3,928	2.27		1.97		0.19		74	(22)
C	16.29	0.02	1.83	1.85	—	—	—	18.14	11.36		31,729	1.95		1.95		0.12		74	(22)
I	18.12	0.23	2.03	2.26	(0.13)	—	(0.13)	20.25	12.56		44,306	0.87		0.87		1.17		74	(22)
R3	18.50	0.13	2.05	2.18	(0.06)	—	(0.06)	20.62	11.84		4,528	1.53		1.47		0.63		74	(22)
R4	18.64	0.18	2.09	2.27	(0.09)	—	(0.09)	20.82	12.24		13,626	1.21		1.17		0.91		74	(22)
R5	18.76	0.24	2.10	2.34	(0.15)	—	(0.15)	20.95	12.52		2,735	0.88		0.85		1.15		74	(22)
Y	18.82	0.21	2.16	2.37	(0.16)	—	(0.16)	21.03	12.64		1,841	0.83		0.83		1.07		74	(22)

The Hartford Small Cap Growth Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$55.20	$(0.10)	$3.12	$3.02	$—	$(11.90)	$(11.90)	$46.32	10.44	%(4)	$211,057	1.23	%(5)	1.22	%(5)	(0.45	)%(5)	23%
C	41.81	(0.18)	1.67	1.49	—	(11.90)	(11.90)	31.40	10.03	(4)	19,795	1.95	(5)	1.95	(5)	(1.16	)(5)	23
I	57.17	(0.02)	3.34	3.32	—	(11.90)	(11.90)	48.59	10.64	(4)	254,051	0.85	(5)	0.85	(5)	(0.06	)(5)	23
R3	54.70	(0.15)	3.05	2.90	—	(11.90)	(11.90)	45.70	10.29	(4)	12,260	1.47	(5)	1.47	(5)	(0.69	)(5)	23
R4	56.99	(0.09)	3.31	3.22	—	(11.90)	(11.90)	48.31	10.47	(4)	61,550	1.17	(5)	1.17	(5)	(0.38	)(5)	23
R5	59.48	(0.02)	3.58	3.56	—	(11.90)	(11.90)	51.14	10.63	(4)	92,159	0.86	(5)	0.86	(5)	(0.08	)(5)	23
R6	60.16	—	3.66	3.66	—	(11.90)	(11.90)	51.92	10.68	(4)	73,423	0.76	(5)	0.76	(5)	(0.02	)(5)	23
Y	60.20	—	3.65	3.65	—	(11.90)	(11.90)	51.95	10.66	(4)	378,351	0.80	(5)	0.80	(5)	(0.01	)(5)	23
F	57.30	—	3.36	3.36	—	(11.90)	(11.90)	48.76	10.70	(4)	50,343	0.76	(5)	0.76	(5)	0.02	(5)	23

The accompanying notes are an integral part of these financial statements.

75

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

The Hartford Small Cap Growth Fund – (continued)

For the Year Ended October 31, 2018
A	$57.24	$(0.33)	$1.03		$0.70	$—	$(2.74)	$(2.74)	$55.20	1.20%	$203,297	1.21%	1.20%	(0.56)%		66%
C	44.29	(0.55)	0.81		0.26	—	(2.74)	(2.74)	41.81	0.53	23,212	1.88	1.88	(1.22)		66
I	58.97	(0.10)	1.04		0.94	—	(2.74)	(2.74)	57.17	1.59	243,340	0.82	0.82	(0.16)		66
R3	56.89	(0.48)	1.03		0.55	—	(2.74)	(2.74)	54.70	0.94	13,210	1.47	1.47	(0.82)		66
R4	58.98	(0.31)	1.06		0.75	—	(2.74)	(2.74)	56.99	1.26	69,097	1.15	1.15	(0.50)		66
R5	61.26	(0.12)	1.08		0.96	—	(2.74)	(2.74)	59.48	1.56	94,887	0.85	0.85	(0.20)		66
R6	61.87	(0.09)	1.12		1.03	—	(2.74)	(2.74)	60.16	1.66	44,278	0.75	0.75	(0.14)		66
Y	61.93	(0.09)	1.10		1.01	—	(2.74)	(2.74)	60.20	1.63	358,049	0.79	0.79	(0.14)		66
F	59.06	(0.06)	1.04		0.98	—	(2.74)	(2.74)	57.30	1.66	47,999	0.75	0.75	(0.10)		66

For the Year Ended October 31, 2017
A	$44.55	$(0.25)	$13.25		$13.00	$—	$(0.31)	$(0.31)	$57.24	29.28%	$215,743	1.17%	1.16%	(0.48)%		56%
C	34.78	(0.48)	10.30		9.82	—	(0.31)	(0.31)	44.29	28.36	36,531	1.89	1.88	(1.19)		56
I	45.79	(0.18)	13.67		13.49	—	(0.31)	(0.31)	58.97	29.56	429,401	1.03	0.95	(0.33)		56
R3	44.42	(0.41)	13.19		12.78	—	(0.31)	(0.31)	56.89	28.87	14,427	1.48	1.48	(0.79)		56
R4	45.90	(0.26)	13.65		13.39	—	(0.31)	(0.31)	58.98	29.27	76,315	1.16	1.16	(0.48)		56
R5	47.52	(0.10)	14.15		14.05	—	(0.31)	(0.31)	61.26	29.67	118,794	0.86	0.86	(0.17)		56
R6	47.94	(0.06)	14.30		14.24	—	(0.31)	(0.31)	61.87	29.80	10,596	0.76	0.76	(0.11)		56
Y	48.00	(0.05)	14.29		14.24	—	(0.31)	(0.31)	61.93	29.76	370,006	0.78	0.78	(0.09)		56
F(7)	52.62	(0.09)	6.53		6.44	—	—	—	59.06	12.24 (4)	47,409	0.75 (5)	0.75 (5)	(0.24	)(5)	56

For the Year Ended October 31, 2016
A	$48.56	$(0.19)	$0.11	(20)	$(0.08)	$—	$(3.93)	$(3.93)	$44.55	0.02%	$197,738	1.25%	1.25%	(0.44)%		45%
B	39.35	(0.43)	0.05	(20)	(0.38)	—	(3.93)	(3.93)	35.04	(0.84)	606	2.35	2.09	(1.23)		45
C	39.03	(0.39)	0.07	(20)	(0.32)	—	(3.93)	(3.93)	34.78	(0.65)	37,807	1.94	1.94	(1.13)		45
I	49.68	(0.07)	0.11	(20)	0.04	—	(3.93)	(3.93)	45.79	0.28	137,606	0.99	0.99	(0.16)		45
R3	48.54	(0.30)	0.11	(20)	(0.19)	—	(3.93)	(3.93)	44.42	(0.24)	12,708	1.51	1.51	(0.70)		45
R4	49.87	(0.18)	0.14	(20)	(0.04)	—	(3.93)	(3.93)	45.90	0.09	66,273	1.19	1.19	(0.39)		45
R5	51.35	(0.04)	0.14	(20)	0.10	—	(3.93)	(3.93)	47.52	0.40	102,166	0.89	0.89	(0.09)		45
R6	51.73	(0.04)	0.18	(20)	0.14	—	(3.93)	(3.93)	47.94	0.46	4,072	0.79	0.79	(0.09)		45
Y	51.78	0.01	0.14	(20)	0.15	—	(3.93)	(3.93)	48.00	0.50	290,401	0.79	0.79	0.01		45

For the Year Ended October 31, 2015
A	$48.63	$(0.20)	$2.25		$2.05	$—	$(2.12)	$(2.12)	$48.56	4.37%	$243,999	1.21%	1.21%	(0.40)%		70%
B	40.12	(0.48)	1.83		1.35	—	(2.12)	(2.12)	39.35	3.54	1,500	2.20	2.03	(1.18)		70
C	39.77	(0.45)	1.83		1.38	—	(2.12)	(2.12)	39.03	3.62	49,549	1.91	1.91	(1.11)		70
I	49.55	(0.06)	2.31		2.25	—	(2.12)	(2.12)	49.68	4.70	209,184	0.92	0.92	(0.13)		70
R3	48.74	(0.36)	2.28		1.92	—	(2.12)	(2.12)	48.54	4.10	16,184	1.48	1.48	(0.70)		70
R4	49.86	(0.20)	2.33		2.13	—	(2.12)	(2.12)	49.87	4.44	74,037	1.17	1.17	(0.38)		70
R5	51.13	(0.05)	2.39		2.34	—	(2.12)	(2.12)	51.35	4.74	115,719	0.87	0.87	(0.10)		70
R6(9)	51.80	(0.02)	2.07		2.05	—	(2.12)	(2.12)	51.73	4.13 (4)	14	0.87 (5)	0.87 (5)	(0.05	)(5)	70
Y	51.49	0.01	2.40		2.41	—	(2.12)	(2.12)	51.78	4.84	314,145	0.77	0.77	0.02		70

For the Year Ended October 31, 2014
A	$47.96	$(0.26)	$4.36		$4.10	$—	$(3.43)	$(3.43)	$48.63	9.02%	$239,697	1.28%	1.28%	(0.55)%		61%
B	40.45	(0.54)	3.64		3.10	—	(3.43)	(3.43)	40.12	8.16	2,695	2.26	2.11	(1.36)		61
C	40.08	(0.49)	3.61		3.12	—	(3.43)	(3.43)	39.77	8.30	44,184	1.97	1.97	(1.24)		61
I	48.67	(0.12)	4.43		4.31	—	(3.43)	(3.43)	49.55	9.34	114,450	0.97	0.97	(0.25)		61
R3	48.17	(0.38)	4.38		4.00	—	(3.43)	(3.43)	48.74	8.76	8,744	1.53	1.53	(0.81)		61
R4	49.06	(0.25)	4.48		4.23	—	(3.43)	(3.43)	49.86	9.09	47,028	1.22	1.22	(0.52)		61
R5	50.07	(0.11)	4.60		4.49	—	(3.43)	(3.43)	51.13	9.45	39,856	0.91	0.91	(0.22)		61
Y	50.36	(0.05)	4.61		4.56	—	(3.43)	(3.43)	51.49	9.54	213,384	0.81	0.81	(0.10)		61

The accompanying notes are an integral part of these financial statements.

76

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Small Cap Value Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$13.65	$0.06	$0.40		$0.46	$(0.03)	$(3.33)	$(3.36)	$10.75	7.46	%(4)	$52,273	1.35	%(5)	1.25	%(5)	1.13	%(5)	117%
C	12.35	0.02	0.31		0.33	—	(3.33)	(3.33)	9.35	7.06	(4)	4,839	2.14	(5)	2.04	(5)	0.38	(5)	117
I	13.68	0.08	0.40		0.48	(0.07)	(3.33)	(3.40)	10.76	7.67	(4)	3,716	1.00	(5)	0.91	(5)	1.48	(5)	117
R3	14.02	0.05	0.44		0.49	(0.02)	(3.33)	(3.35)	11.16	7.45	(4)	635	1.59	(5)	1.39	(5)	0.96	(5)	117
R4	14.16	0.06	0.44		0.50	(0.02)	(3.33)	(3.35)	11.31	7.51	(4)	66	1.29	(5)	1.20	(5)	1.14	(5)	117
R5	14.16	0.09	0.42		0.51	(0.07)	(3.33)	(3.40)	11.27	7.64	(4)	25	1.01	(5)	0.90	(5)	1.61	(5)	117
R6	14.15	0.09	0.43		0.52	(0.08)	(3.33)	(3.41)	11.26	7.72	(4)	11	0.89	(5)	0.80	(5)	1.59	(5)	117
Y	14.15	0.09	0.42		0.51	(0.08)	(3.33)	(3.41)	11.25	7.67	(4)	423	0.95	(5)	0.85	(5)	1.64	(5)	117
F	13.68	0.08	0.40		0.48	(0.08)	(3.33)	(3.41)	10.75	7.70	(4)	41,713	0.89	(5)	0.80	(5)	1.56	(5)	117

For the Year Ended October 31, 2018
A	$14.13	$0.04	$0.10		$0.14	$(0.02)	$(0.60)	$(0.62)	$13.65	1.00%		$52,406	1.35%		1.29%		0.28%		68%
C	12.91	(0.06)	0.10		0.04	—	(0.60)	(0.60)	12.35	0.27		6,444	2.13		2.04		(0.44)		68
I	14.15	0.09	0.10		0.19	(0.06)	(0.60)	(0.66)	13.68	1.33		3,756	1.02		0.95		0.62		68
R3	14.50	0.03	0.09		0.12	—	(0.60)	(0.60)	14.02	0.82		529	1.62		1.43		0.18		68
R4	14.61	0.06	0.10		0.16	(0.01)	(0.60)	(0.61)	14.16	1.07		48	1.32		1.20		0.41		68
R5	14.63	0.10	0.10		0.20	(0.07)	(0.60)	(0.67)	14.16	1.39		36	1.02		0.90		0.71		68
R6(19)	13.99	0.05	0.11		0.16	—	—	—	14.15	1.14	(4)	10	0.91	(5)	0.84	(5)	0.47	(5)	68
Y	14.66	0.11	0.10		0.21	(0.12)	(0.60)	(0.72)	14.15	1.42		646	0.96		0.85		0.74		68
F	14.16	0.11	0.09		0.20	(0.08)	(0.60)	(0.68)	13.68	1.42		38,087	0.90		0.84		0.80		68

For the Year Ended October 31, 2017
A	$11.56	$0.04	$2.63		$2.67	$(0.10)	$—	$(0.10)	$14.13	23.19%		$53,057	1.28%		1.27%		0.32%		83%
C	10.58	(0.05)	2.40		2.35	(0.02)	—	(0.02)	12.91	22.24		11,081	2.03		2.01		(0.41)		83
I	11.58	0.08	2.63		2.71	(0.14)	—	(0.14)	14.15	23.53		3,225	1.01		1.00		0.60		83
R3	11.87	0.01	2.69		2.70	(0.07)	—	(0.07)	14.50	22.79		723	1.63		1.50		0.09		83
R4	11.94	0.05	2.70		2.75	(0.08)	—	(0.08)	14.61	23.11		113	1.36		1.20		0.36		83
R5	11.96	0.10	2.71		2.81	(0.14)	—	(0.14)	14.63	23.63		44	1.01		0.90		0.74		83
Y	12.00	0.11	2.71		2.82	(0.16)	—	(0.16)	14.66	23.58		1,242	0.86		0.85		0.78		83
F(7)	13.22	0.05	0.89		0.94	—	—	—	14.16	7.11	(4)	86,675	0.88	(5)	0.85	(5)	0.52	(5)	83

For the Year Ended October 31, 2016
A	$12.35	$0.10	$(0.15	)(20)	$(0.05)	$(0.02)	$(0.72)	$(0.74)	$11.56	(0.22)%		$46,270	1.35%		1.31	%(23)	0.85%		94%
B	11.58	0.01	(0.14	)(20)	(0.13)	—	(0.72)	(0.72)	10.73	(0.93)		798	2.25		2.06	(23)	0.10		94
C	11.43	0.01	(0.14	)(20)	(0.13)	—	(0.72)	(0.72)	10.58	(0.94)		10,410	2.08		2.06	(23)	0.11		94
I	12.38	0.13	(0.15	)(20)	(0.02)	(0.06)	(0.72)	(0.78)	11.58	0.05		2,582	1.01		1.00	(23)	1.17		94
R3	12.67	0.08	(0.16	)(20)	(0.08)	—	(0.72)	(0.72)	11.87	(0.43)		734	1.61		1.51	(23)	0.65		94
R4	12.72	0.11	(0.15	)(20)	(0.04)	(0.02)	(0.72)	(0.74)	11.94	(0.09)		267	1.30		1.21	(23)	0.96		94
R5	12.78	0.13	(0.14	)(20)	(0.01)	(0.09)	(0.72)	(0.81)	11.96	0.16		44	1.00		0.91	(23)	1.08		94
Y	12.77	0.16	(0.15	)(20)	0.01	(0.06)	(0.72)	(0.78)	12.00	0.31		110,028	0.88		0.86	(23)	1.36		94

For the Year Ended October 31, 2015
A	$13.89	$0.11	$(0.28)		$(0.17)	$(0.08)	$(1.29)	$(1.37)	$12.35	(1.17)%		$51,249	1.40%		1.29%		0.85%		112%
B	13.12	0.01	(0.26)		(0.25)	—	(1.29)	(1.29)	11.58	(1.92)		1,792	2.28		2.05		0.12		112
C	12.96	0.01	(0.25)		(0.24)	—	(1.29)	(1.29)	11.43	(1.86)		12,905	2.14		2.04		0.10		112
I(11)	13.40	0.08	(1.10)		(1.02)	—	—	—	12.38	(7.61	)(4)	2,429	1.12	(5)	0.99	(5)	1.01	(5)	112
R3	14.21	0.09	(0.28)		(0.19)	(0.06)	(1.29)	(1.35)	12.67	(1.29)		830	1.70		1.50		0.64		112
R4	14.26	0.13	(0.27)		(0.14)	(0.11)	(1.29)	(1.40)	12.72	(0.97)		608	1.37		1.20		0.94		112
R5	14.32	0.17	(0.29)		(0.12)	(0.13)	(1.29)	(1.42)	12.78	(0.75)		218	1.06		0.90		1.23		112
Y	14.31	0.16	(0.27)		(0.11)	(0.14)	(1.29)	(1.43)	12.77	(0.71)		1,312	0.96		0.85		1.23		112

The accompanying notes are an integral part of these financial statements.

77

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Small Cap Value Fund – (continued)

For the Year Ended October 31, 2014
A	$14.77	$0.10	$1.11	$1.21	$(0.14)	$(1.95)	$(2.09)	$13.89	9.22%		$54,722	1.41%		1.30%		0.75%		116%
B	14.06	—	1.05	1.05	(0.04)	(1.95)	(1.99)	13.12	8.39		3,119	2.32		2.05		0.01		116
C	13.94	—	1.03	1.03	(0.06)	(1.95)	(2.01)	12.96	8.39		13,603	2.16		2.05		—		116
R3	15.10	0.07	1.14	1.21	(0.15)	(1.95)	(2.10)	14.21	8.99		587	1.70		1.50		0.53		116
R4	15.10	0.11	1.14	1.25	(0.14)	(1.95)	(2.09)	14.26	9.31		516	1.37		1.20		0.81		116
R5	15.16	0.16	1.14	1.30	(0.19)	(1.95)	(2.14)	14.32	9.62		204	1.05		0.90		1.14		116
Y	15.14	0.17	1.14	1.31	(0.19)	(1.95)	(2.14)	14.31	9.75		247	0.96		0.85		1.20		116

The Hartford Small Company Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$22.20	$(0.06)	$2.38	$2.32	$—	$(4.00)	$(4.00)	$20.52	15.03	%(4)	$319,234	1.34	%(5)	1.33	%(5)	(0.64	)%(5)	48%
C	16.11	(0.09)	1.44	1.35	—	(4.00)	(4.00)	13.46	14.60	(4)	11,443	2.14	(5)	2.13	(5)	(1.44	)(5)	48
I	23.28	(0.04)	2.55	2.51	—	(4.00)	(4.00)	21.79	15.22	(4)	29,061	1.09	(5)	1.08	(5)	(0.40	)(5)	48
R3	23.95	(0.09)	2.65	2.56	—	(4.00)	(4.00)	22.51	14.97	(4)	17,795	1.61	(5)	1.55	(5)	(0.87	)(5)	48
R4	25.28	(0.06)	2.86	2.80	—	(4.00)	(4.00)	24.08	15.15	(4)	15,522	1.32	(5)	1.25	(5)	(0.57	)(5)	48
R5	26.53	(0.03)	3.06	3.03	—	(4.00)	(4.00)	25.56	15.28	(4)	3,209	1.02	(5)	0.95	(5)	(0.27	)(5)	48
R6	27.02	(0.03)	3.14	3.11	—	(4.00)	(4.00)	26.13	15.30	(4)	209	0.91	(5)	0.90	(5)	(0.22	)(5)	48
Y	27.01	(0.02)	3.13	3.11	—	(4.00)	(4.00)	26.12	15.31	(4)	33,049	0.92	(5)	0.90	(5)	(0.20	)(5)	48
F	23.35	(0.02)	2.57	2.55	—	(4.00)	(4.00)	21.90	15.31	(4)	163,346	0.91	(5)	0.90	(5)	(0.22	)(5)	48

For the Year Ended October 31, 2018
A	$20.34	$(0.20)	$2.06	$1.86	$—	$—	$—	$22.20	9.20%		$283,912	1.34%		1.33%		(0.87)%		104%
C	14.87	(0.27)	1.51	1.24	—	—	—	16.11	8.34		11,729	2.12		2.10		(1.64)		104
I	21.27	(0.14)	2.15	2.01	—	—	—	23.28	9.45		28,540	1.07		1.05		(0.60)		104
R3	21.98	(0.27)	2.24	1.97	—	—	—	23.95	8.92		16,386	1.63		1.55		(1.09)		104
R4	23.14	(0.20)	2.34	2.14	—	—	—	25.28	9.25		15,295	1.32		1.25		(0.79)		104
R5	24.21	(0.14)	2.46	2.32	—	—	—	26.53	9.58		2,678	1.03		0.95		(0.51)		104
R6	24.64	(0.12)	2.50	2.38	—	—	—	27.02	9.66		144	0.91		0.90		(0.42)		104
Y	24.64	(0.12)	2.49	2.37	—	—	—	27.01	9.66		35,351	0.92		0.90		(0.44)		104
F	21.30	(0.11)	2.16	2.05	—	—	—	23.35	9.63		115,365	0.91		0.90		(0.45)		104

For the Year Ended October 31, 2017
A	$15.74	$(0.12)	$4.72	$4.60	$—	$—	$—	$20.34	29.16%		$252,187	1.39%		1.37%		(0.64)%		109%
C	11.60	(0.19)	3.46	3.27	—	—	—	14.87	28.19		26,529	2.12		2.10		(1.40)		109
I	16.43	(0.10)	4.94	4.84	—	—	—	21.27	29.40		28,052	1.49		1.15		(0.51)		109
R3	17.05	(0.17)	5.10	4.93	—	—	—	21.98	28.91		23,932	1.63		1.55		(0.84)		109
R4	17.89	(0.11)	5.36	5.25	—	—	—	23.14	29.29		23,080	1.32		1.25		(0.53)		109
R5	18.67	(0.04)	5.58	5.54	—	—	—	24.21	29.67		3,263	1.06		0.95		(0.20)		109
R6	18.99	(0.09)	5.74	5.65	—	—	—	24.64	29.75		78	1.07		0.90		(0.38)		109
Y	18.99	(0.02)	5.67	5.65	—	—	—	24.64	29.70		33,040	0.94		0.90		(0.08)		109
F(7)	18.76	(0.05)	2.59	2.54	—	—	—	21.30	13.49	(4)	81,831	0.92	(5)	0.90	(5)	(0.38	)(5)	109

For the Year Ended October 31, 2016
A	$19.36	$(0.14)	$(0.90)	$(1.04)	$—	$(2.58)	$(2.58)	$15.74	(5.73)%		$262,618	1.45%		1.43	%(24)	(0.87)%		81%
B	15.08	(0.19)	(0.69)	(0.88)	—	(2.58)	(2.58)	11.62	(6.40)		862	2.46		2.17	(24)	(1.59)		81
C	15.06	(0.19)	(0.69)	(0.88)	—	(2.58)	(2.58)	11.60	(6.41)		25,586	2.14		2.14	(24)	(1.58)		81
I	20.04	(0.10)	(0.93)	(1.03)	—	(2.58)	(2.58)	16.43	(5.45)		41,881	1.24		1.18	(24)	(0.61)		81
R3	20.77	(0.18)	(0.96)	(1.14)	—	(2.58)	(2.58)	17.05	(5.83)		29,662	1.62		1.58	(24)	(1.02)		81
R4	21.61	(0.13)	(1.01)	(1.14)	—	(2.58)	(2.58)	17.89	(5.58)		27,834	1.31		1.28	(24)	(0.71)		81
R5	22.37	(0.07)	(1.05)	(1.12)	—	(2.58)	(2.58)	18.67	(5.27)		5,283	1.00		0.97	(24)	(0.37)		81
R6	22.69	(0.06)	(1.06)	(1.12)	—	(2.58)	(2.58)	18.99	(5.18)		9	0.90		0.90	(24)	(0.34)		81
Y	22.69	(0.06)	(1.06)	(1.12)	—	(2.58)	(2.58)	18.99	(5.18)		98,620	0.90		0.90	(24)	(0.33)		81

The accompanying notes are an integral part of these financial statements.

78

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

The Hartford Small Company Fund – (continued)

For the Year Ended October 31, 2015
A	$24.83	$(0.17)	$(1.21)	$(1.38)	$—	$(4.09)	$(4.09)	$19.36	(6.22)%		$327,509	1.34%	1.34%	(0.77)%		96%
B	20.40	(0.27)	(0.96)	(1.23)	—	(4.09)	(4.09)	15.08	(6.98)		2,531	2.30	2.13	(1.56)		96
C	20.36	(0.25)	(0.96)	(1.21)	—	(4.09)	(4.09)	15.06	(6.87)		35,455	2.04	2.04	(1.47)		96
I	25.51	(0.12)	(1.26)	(1.38)	—	(4.09)	(4.09)	20.04	(6.03)		69,569	1.11	1.11	(0.55)		96
R3	26.39	(0.23)	(1.30)	(1.53)	—	(4.09)	(4.09)	20.77	(6.46)		35,865	1.54	1.54	(0.98)		96
R4	27.21	(0.17)	(1.34)	(1.51)	—	(4.09)	(4.09)	21.61	(6.15)		41,922	1.24	1.24	(0.68)		96
R5	27.95	(0.09)	(1.40)	(1.49)	—	(4.09)	(4.09)	22.37	(5.88)		30,053	0.97	0.95	(0.35)		96
R6(9)	28.20	(0.08)	(1.34)	(1.42)	—	(4.09)	(4.09)	22.69	(5.56	)(4)	9	0.91 (5)	0.90 (5)	(0.32	)(5)	96
Y	28.27	(0.07)	(1.42)	(1.49)	—	(4.09)	(4.09)	22.69	(5.80)		279,594	0.85	0.85	(0.28)		96

For the Year Ended October 31, 2014
A	$24.58	$(0.24)	$3.26	$3.02	$—	$(2.77)	$(2.77)	$24.83	13.49%		$355,056	1.34%	1.34%	(1.01)%		92%
B	20.82	(0.36)	2.71	2.35	—	(2.77)	(2.77)	20.40	12.61		4,730	2.29	2.15	(1.80)		92
C	20.77	(0.34)	2.70	2.36	—	(2.77)	(2.77)	20.36	12.70		38,351	2.05	2.05	(1.71)		92
I	25.12	(0.19)	3.35	3.16	—	(2.77)	(2.77)	25.51	13.78		60,425	1.10	1.10	(0.77)		92
R3	26.00	(0.31)	3.47	3.16	—	(2.77)	(2.77)	26.39	13.27		60,124	1.55	1.55	(1.21)		92
R4	26.65	(0.24)	3.57	3.33	—	(2.77)	(2.77)	27.21	13.62		66,353	1.25	1.25	(0.91)		92
R5	27.23	(0.16)	3.65	3.49	—	(2.77)	(2.77)	27.95	13.95		7,585	0.97	0.95	(0.61)		92
Y	27.48	(0.14)	3.70	3.56	—	(2.77)	(2.77)	28.27	14.08		337,933	0.85	0.85	(0.51)		92

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Not annualized.
(5)	Annualized.
(6)	Includes interest expense representing less than 0.005%.
(7)	Commenced operations on February 28, 2017.
(8)

Excluding the expenses not subject to cap, the ratios would have been 1.09%, 1.98%, 1.81%, 0.79%, 1.40%, 1.10%, 0.80%, 0.70% and 0.70% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(9)	Commenced operations on November 7, 2014.
(10)

Excluding the expenses not subject to cap, the ratios would have been 0.79%, 1.54%, 1.54%, 0.54%, 1.09%, 0.79%, 0.49%, 0.42% and 0.42% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(11)	Commenced operations on March 31, 2015.
(12)

Excluding the expenses not subject to cap, the ratios would have been 1.02%, 1.95%, 1.76%, 0.82%, 1.35%, 1.05%, 0.75%, 0.65% and 0.65% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(13)

Excluding the expenses not subject to cap, the ratios would have been 1.12%, 2.04%, 1.87%, 0.91%, 1.45%, 1.15%, 0.85%, 0.75% and 0.76% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(14)

During the year ended October 31, 2014, the Fund incurred $415.5 million in sales of securities held associated with the transition of assets from The Hartford Growth Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.

(15)	Per share amount is less than $0.005.
(16)	Percentage rounds to zero.
(17)	Commenced operations on February 28, 2019.
(18)

Excluding the expenses not subject to cap, the ratios would have been 1.28%, 2.10%, 2.00%, 1.04%, 1.54%, 1.23%, 0.93% and 0.83% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(19)	Commenced operations on February 28, 2018.
(20)

Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(21)

Excluding the expenses not subject to cap, the ratios would have been 1.23%, 2.09%, 1.95%, 0.90%, 1.52%, 1.20%, 0.90% and 0.79% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(22)

During the year ended October 31, 2014, the Fund incurred $121.7 million in sales of securities held associated with the transition of assets from The Hartford Value Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.

(23)

Excluding the expenses not subject to cap, the ratios would have been 1.30%, 2.05%, 2.05%, 0.99%, 1.50%, 1.20%, 0.90% and 0.85% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(24)

Excluding the expenses not subject to cap, the ratios would have been 1.40%, 2.15%, 2.11%, 1.15%, 1.55%, 1.25%, 0.95%, 0.88% and 0.88% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

The accompanying notes are an integral part of these financial statements.

79

Hartford Domestic Equity Funds

Notes to Financial Statements

April 30, 2019 (Unaudited)

1.	Organization:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a “Company” and collectively, the “Companies”) are each an open-end registered management investment company comprised of forty and twelve series, respectively, as of April 30, 2019. Financial statements for the series of each Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Capital Appreciation Fund (the “Capital Appreciation Fund”)

Hartford Core Equity Fund (the “Core Equity Fund”)

The Hartford Dividend and Growth Fund (the “Dividend and Growth Fund”)

The Hartford Equity Income Fund (the “Equity Income Fund”)

The Hartford Healthcare Fund (the “Healthcare Fund”)

The Hartford MidCap Fund (the “MidCap Fund”)

The Hartford MidCap Value Fund (the “MidCap Value Fund”)

Hartford Small Cap Value Fund (the “Small Cap Value Fund”) (formerly, Hartford Small Cap Core Fund)

The Hartford Small Company Fund (the “Small Company Fund”)

The Hartford Mutual Funds II, Inc.:

The Hartford Growth Opportunities Fund (the “Growth Opportunities Fund”)

Hartford Quality Value Fund (the “Quality Value Fund”)

The Hartford Small Cap Growth Fund (the “Small Cap Growth Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund has registered for sale Class A, Class C, Class I, Class R3, Class R4, Class R5, Class Y and Class F shares. Core Equity Fund has registered for sale Class T shares. As of April 30, 2019, Class T shares have not commenced operations. Each Fund, except the MidCap Value Fund, has registered for sale Class R6 shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Class T shares have a front-end sales charge of up to 2.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Effective October 1, 2018, Class C shares automatically convert to Class A shares of the same Fund after ten years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least ten years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge. The Small Cap Growth Fund is closed to new investors, subject to certain exceptions. For more information please see the Fund’s prospectus.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the respective Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence

80

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.

Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market

81

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

The Hartford Capital Appreciation Fund Level 3 Holdings on April 30, 2019

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at April 30, 2019

Common Stock
Model	Price/Earnings	22.3x	$793,480
Model	EV/Revenue	2.6x to 4.0x	28,300,199
Model	EV/EBITDA	10.9x	18,574,703
Cost	Trade Price	$15.72 to $68.00	641,689

Escrows
Cost	Trade Price	$0.00 to $0.54	56,189

Preferred Stock
Model	EV/Revenue	1.2x to 7.5x	257,157,797
Model	EV/EBITDA	8.2x	643,116
Cost	Trade Price	$5.70 to $68.00	143,398,532

Convertible Preferred Stock
Model	EV/Revenue	2.52x	886,150

Total			$450,451,855

*

The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

The Hartford Growth Opportunities Fund Level 3 Holdings on April 30, 2019

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at April 30, 2019

Common Stock
Model	Price/Earnings	22.3x	$10,952,444
Model	EV/Revenue	2.6x to 3.6x	14,476,985
Model	EV/EBITDA	10.9x	10,075,235
Cost	Trade Price	$15.72 to $68.00	3,029,676

Escrows
Cost	Trade Price	$0.00 to $0.54	576,268

Preferred Stock
Model	EV/Revenue	1.2x to 5.7x	31,702,890
Model	EV/EBITDA	8.2x	6,434,037
Cost	Trade Price	$5.7008 to $68.00	164,398,671

Convertible Preferred Stock
Model	EV/Revenue	2.52x	8,601,652

Total			$250,247,856

*

The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

82

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.

Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the respective Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund, except Dividend and Growth Fund and Equity Income Fund, is to pay dividends from net investment income and realized gains, if any, at least once a year. The policy of Dividend and Growth Fund and Equity Income Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

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April 30, 2019 (Unaudited)

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)

Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the six-month period ended April 30, 2019, Capital Appreciation Fund had used Foreign Currency Contracts.

b)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the six-month period ended April 30, 2019, Capital Appreciation Fund and Core Equity Fund had used futures contracts.

c)	Additional Derivative Instrument Information:

Capital Appreciation Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$1,672,117	$—	$—	$1,672,117
Unrealized appreciation on foreign currency contracts	—	9,989	—	—	—	—	9,989

Total	$—	$9,989	$—	$1,672,117	$—	$—	$1,682,106

(1)

Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

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Hartford Domestic Equity Funds

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April 30, 2019 (Unaudited)

Capital Appreciation Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2019

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$169,651	$—	$—	$169,651

Total	$—	$—	$—	$169,651	$—	$—	$169,651

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$3,665,353	$—	$—	$3,665,353
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	9,989	—	—	—	—	9,989

Total	$—	$9,989	$—	$3,665,353	$—	$—	$3,675,342

For the period ended April 30, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	763
Foreign Currency Contracts Purchased at Contract Amount	$2,099,722

Core Equity Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$1,373,251	$—	$—	$1,373,251

Total	$—	$—	$—	$1,373,251	$—	$—	$1,373,251

(1)

Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2019

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$988,042	$—	$—	$988,042

Total	$—	$—	$—	$988,042	$—	$—	$988,042

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$5,449,013	$—	$—	$5,449,013

Total	$—	$—	$—	$5,449,013	$—	$—	$5,449,013

For the period ended April 30, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	503

85

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

d)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present a Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by a Fund as of April 30, 2019:

Capital Appreciation Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$9,989	$—
Futures contracts	1,672,117	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,682,106	—

Derivatives not subject to a MNA	(1,672,117)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$9,989	$—

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
State Street Global Markets LLC	$9,989	$—	$—	$—	$9,989

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Core Equity Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$1,373,251	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,373,251	—

Derivatives not subject to a MNA	(1,373,251)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest

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Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

6.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2019. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at April 30, 2019 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Capital Appreciation Fund	$6,266,118,684	$1,061,567,570	$(118,911,029)	$942,656,541
Core Equity Fund	3,618,237,001	1,024,581,643	(40,996,393)	983,585,250
Dividend and Growth Fund	6,405,903,950	2,465,030,639	(103,926,492)	2,361,104,147
Equity Income Fund	3,172,323,112	948,193,862	(66,175,202)	882,018,660
Growth Opportunities Fund	4,323,485,602	973,072,962	(72,536,454)	900,536,508
Healthcare Fund	1,189,278,611	261,801,043	(109,589,560)	152,211,483
MidCap Fund	10,811,014,402	3,333,586,681	(270,512,113)	3,063,074,568
MidCap Value Fund	637,370,203	79,536,881	(28,032,185)	51,504,696
Quality Value Fund	241,831,826	29,444,269	(7,422,551)	22,021,718
Small Cap Growth Fund	1,021,575,380	199,618,295	(67,420,867)	132,197,428
Small Cap Value Fund	98,949,851	10,009,755	(4,757,016)	5,252,739
Small Company Fund	521,288,761	88,436,194	(21,317,122)	67,119,072

c)	Capital Loss Carryforward – The Funds had no capital loss carryforwards for U.S. federal income tax purposes as of October 31, 2018.

During the year ended October 31, 2018, the Small Company Fund utilized prior year capital loss carryforwards of $7,507,209.

Under the current tax law, net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes, often referred to as Late-Year Ordinary Losses. At October 31, 2018, the following Fund elected to defer Late-Year Ordinary Losses:

Fund	Amount
Healthcare Fund	$5,109,572

7.	Expenses:

a)

Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each

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Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of April 30, 2019; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Capital Appreciation Fund	0.8000% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $4 billion and;
0.6475% on next $5 billion and;
0.6450% over $10 billion

Core Equity Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $1.5 billion and;
0.3250% on next $2.5 billion and;
0.3225% over $5 billion

Dividend and Growth Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

Equity Income Fund	0.7500% on first $250 million and;
0.7000% on next $250 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5875% over $5 billion

Growth Opportunities Fund	0.8000% on first $250 million and;
0.7000% on next $4.75 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

Healthcare Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion

MidCap Fund	0.8500% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $4 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

MidCap Value Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

Quality Value Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $4 billion and;
0.3250% on next $5 billion and;
0.3225% over $10 billion

Small Cap Growth Fund	0.9000% on first $100 million and;
0.8000% on next $150 million and;
0.7000% on next $250 million and;
0.6500% on next $4.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

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Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Fund	Management Fee Rates

Small Cap Value Fund	0.7000% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $2 billion and;
0.5900% on next $2 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Small Company Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $500 million and;
0.7000% on next $500 million and;
0.6500% on next $3.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

b)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of its respective Funds, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Capital Appreciation Fund, Growth Opportunities Fund and Small Company Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.022%
next $3.5 billion and	0.018%
Amount over $7 billion	0.015%

Core Equity Fund, Dividend and Growth Fund, Equity Income Fund, Healthcare Fund, MidCap Fund, MidCap Value Fund, Quality Value Fund, Small Cap Growth Fund and Small Cap Value Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.018%
next $3.5 billion and	0.014%
Amount over $7 billion	0.010%

HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)

Operating Expenses – Allocable expenses incurred by each Company are allocated to each series within such Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of April 30, 2019, HFMC contractually limited the total operating expenses, (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), through February 29, 2020 as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Quality Value Fund	0.96%	1.71%	0.66%	1.18%	0.88%	0.63%	0.46%	0.57%	0.46%
Small Cap Value Fund	1.30%	2.05%	1.00%	1.50%	1.20%	0.90%	0.80%	0.85%	0.80%
Small Company Fund	1.40%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%	0.95%	0.90%

From November 1, 2018 through February 28, 2019, HFMC contractually limited the total operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the following Fund as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Small Company Fund	1.40%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%	0.90%	0.90%

d)

Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2019, these amounts, if any, are included in the Statements of Operations.

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Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	1.07%	1.93%	0.80%	1.42%	1.11%	0.81%	0.70%	0.73%	0.70%
Core Equity Fund	0.73%	1.48%	0.46%	1.09%	0.76%	0.49%	0.39%	0.42%	0.38%
Dividend and Growth Fund	0.99%	1.83%	0.73%	1.35%	1.05%	0.74%	0.64%	0.68%	0.64%
Equity Income Fund	1.00%	1.77%	0.79%	1.37%	1.06%	0.76%	0.66%	0.71%	0.66%
Growth Opportunities Fund	1.11%	1.88%	0.85%	1.45%	1.15%	0.85%	0.75%	0.78%	0.75%
Healthcare Fund	1.29%	2.07%	1.01%	1.61%	1.31%	1.02%	0.90%	0.93%	0.90%
MidCap Fund	1.10%	1.88%	0.83%	1.45%	1.14%	0.84%	0.74%	0.79%	0.74%
MidCap Value Fund	1.22%	2.04%	0.92%	1.51%	1.21%	0.92%	N/A	0.86%	0.80%
Quality Value Fund	0.89%	1.69%	0.57%	1.16%	0.86%	0.57%	0.46%	0.51%	0.46%
Small Cap Growth Fund	1.22%	1.95%	0.85%	1.47%	1.17%	0.86%	0.76%	0.80%	0.76%
Small Cap Value Fund	1.25%	2.04%	0.91%	1.39%	1.20%	0.90%	0.80%	0.85%	0.80%
Small Company Fund	1.32%	2.12%	1.08%	1.55%	1.25%	0.95%	0.90%	0.90%	0.90%

e)

Sales Charges and Distribution and Service Plan for Class A, T, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the six-month period ended April 30, 2019, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Capital Appreciation Fund	$959,307	$7,293
Core Equity Fund	1,102,083	11,102
Dividend and Growth Fund	1,666,056	13,218
Equity Income Fund	731,609	6,105
Growth Opportunities Fund	1,467,091	29,077
Healthcare Fund	411,160	3,348
MidCap Fund	1,952,553	33,686
MidCap Value Fund	344,113	1,004
Quality Value Fund	67,100	417
Small Cap Growth Fund	30,163	837
Small Cap Value Fund	27,692	476
Small Company Fund	290,124	1,288

The Board of Directors of each Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class T, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class T Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. As of April 30, 2019, Class T shares have not commenced operations. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company’s Board of Directors may determine.

f)

Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2019, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Capital Appreciation Fund	$4,246
Core Equity Fund	1,968
Dividend and Growth Fund	4,720
Equity Income Fund	2,390
Growth Opportunities Fund	2,799

90

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Fund	CCO Compensation Paid by Fund
Healthcare Fund	$838
MidCap Fund	7,103
MidCap Value Fund	384
Quality Value Fund	164
Small Cap Growth Fund	659
Small Cap Value Fund	60
Small Company Fund	301

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below ). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the applicable Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class Y	0.06%*
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class F	0.004%

*	Effective May 1, 2019, the Specified Amount for all Class Y shares will be 0.11%.

Effective March 1, 2019, HASCO has contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to maintain the transfer agency fees as follows:

Fund	Class I	Class Y
Capital Appreciation Fund	N/A	0.04%
Core Equity Fund	N/A	0.06%
Dividend and Growth Fund	N/A	0.05%
Equity Income Fund	N/A	0.05%
Growth Opportunities Fund	N/A	0.05%
Healthcare Fund	N/A	0.06%
MidCap Fund	0.12%	0.04%
MidCap Value Fund	N/A	0.05%
Small Cap Growth Fund	N/A	0.04%

This contractual arrangement for each of these Funds will remain in effect until February 29, 2020 unless the Board of Directors approves its earlier termination.

Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2019, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class’ average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	0.12%	0.23%	0.10%	0.22%	0.16%	0.11%	0.00%	0.03%	0.00%
Core Equity Fund	0.10%	0.10%	0.08%	0.21%	0.16%	0.10%	0.00%	0.03%	0.00%
Dividend and Growth Fund	0.10%	0.19%	0.09%	0.22%	0.16%	0.10%	0.00%	0.04%	0.00%

91

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Equity Income Fund	0.09%	0.11%	0.14%	0.21%	0.16%	0.11%	0.00%	0.06%	0.00%
Growth Opportunities Fund	0.12%	0.14%	0.11%	0.21%	0.15%	0.10%	0.00%	0.04%	0.00%
Healthcare Fund	0.14%	0.17%	0.11%	0.21%	0.16%	0.12%	0.00%	0.03%	0.00%
MidCap Fund	0.11%	0.14%	0.09%	0.21%	0.16%	0.10%	0.00%	0.05%	0.00%
MidCap Value Fund	0.17%	0.24%	0.12%	0.21%	0.16%	0.12%	N/A	0.06%	0.00%
Quality Value Fund	0.19%	0.24%	0.11%	0.21%	0.16%	0.11%	0.00%	0.05%	0.00%
Small Cap Growth Fund	0.22%	0.19%	0.09%	0.21%	0.16%	0.10%	0.00%	0.04%	0.00%
Small Cap Value Fund	0.21%	0.25%	0.11%	0.20%	0.15%	0.12%	0.00%	0.06%	0.00%
Small Company Fund	0.18%	0.24%	0.18%	0.20%	0.16%	0.11%	0.00%	0.01%	0.00%

8.	Securities Lending:

A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.

At April 30, 2019, the following Funds had securities on loan at market value, cash collateral and non-cash collateral as follows:

Fund	Market Value of Securities on Loan(1)	Cash Collateral	Non-Cash Collateral(2)(3)
Capital Appreciation Fund	$27,359,956	$12,132,750	$16,337,585
Growth Opportunities Fund	25,880,773	26,973,237	—
Healthcare Fund	11,974,222	12,446,322	—
MidCap Fund	22,268,948	23,884,765	—
MidCap Value Fund	372,740	384,878	—
Quality Value Fund	961,100	980,000	—
Small Cap Value Fund	253,800	260,000	—

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

(2)

These securities are held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of Assets and Liabilities.

(3)	U.S. Government securities.

The following tables reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of April 30, 2019.

Certain Transfers Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Capital Appreciation Fund
Securities Lending Transactions(1)
Common Stocks	$12,132,750	$—	$—	$—	$12,132,750

Total Borrowings	$12,132,750	$—	$—	$—	$12,132,750

Gross amount of recognized liabilities for securities lending transactions					$12,132,750

Growth Opportunities Fund
Securities Lending Transactions(1)
Common Stocks	$26,973,237	$—	$—	$—	$26,973,237

Total Borrowings	$26,973,237	$—	$—	$—	$26,973,237

Gross amount of recognized liabilities for securities lending transactions					$26,973,237

92

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total

Healthcare Fund
Securities Lending Transactions(1)
Common Stocks	$12,446,322	$—	$—	$—	$12,446,322

Total Borrowings	$12,446,322	$—	$—	$—	$12,446,322

Gross amount of recognized liabilities for securities lending transactions					$12,446,322

MidCap Fund
Securities Lending Transactions(1)
Common Stocks	$23,884,765	$—	$—	$—	$23,884,765

Total Borrowings	$23,884,765	$—	$—	$—	$23,884,765

Gross amount of recognized liabilities for securities lending transactions					$23,884,765

MidCap Value Fund
Securities Lending Transactions(1)
Common Stocks	$384,878	$—	$—	$—	$384,878

Total Borrowings	$384,878	$—	$—	$—	$384,878

Gross amount of recognized liabilities for securities lending transactions					$384,878

Quality Value Fund
Securities Lending Transactions(1)
Common Stocks	$980,000	$—	$—	$—	$980,000

Total Borrowings	$980,000	$—	$—	$—	$980,000

Gross amount of recognized liabilities for securities lending transactions					$980,000

Small Cap Value Fund
Securities Lending Transactions(1)
Common Stocks	$260,000	$—	$—	$—	$260,000

Total Borrowings	$260,000	$—	$—	$—	$260,000

Gross amount of recognized liabilities for securities lending transactions					$260,000

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

9.	Affiliate Holdings:

As of April 30, 2019, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Healthcare Fund	—	—	—	—	—	—	100%	—	—
Quality Value Fund	—	—	—	—	—	—	35%	—	—
Small Cap Value Fund	—	—	—	—	—	47%	100%	—	—

Percentage of Fund by Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5		Class R6		Class Y	Class F
Healthcare Fund	—	—	—	—	—	—		—	%*	—	—
Quality Value Fund	—	—	—	—	—	—		—	%*	—	—
Small Cap Value Fund	—	—	—	—	—	—	%*	—	%*	—	—

*	Percentage rounds to zero.

93

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

As of April 30, 2019, affiliated funds of funds in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares from these affiliated funds of funds. Affiliated funds of funds owned shares in the Funds listed below as follows:

Funds	Percentage of Fund*
Capital Appreciation Fund	7%
Core Equity Fund	7%
Dividend and Growth Fund	11%
Equity Income Fund	8%
Growth Opportunities Fund	2%
MidCap Fund	1%
MidCap Value Fund	2%
Quality Value Fund	20%
Small Cap Growth Fund	3%
Small Cap Value Fund	38%
Small Company Fund	6%

*	As of April 30, 2019, affiliated funds of funds invest in Class F shares.

10.	Investment Transactions:

For the six-month period ended April 30, 2019, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Capital Appreciation Fund	$1,822,988,172	$2,702,083,982	$—	$—	$1,822,988,172	$2,702,083,982
Core Equity Fund	1,140,525,280	433,558,051	—	—	1,140,525,280	433,558,051
Dividend and Growth Fund	863,273,327	974,007,815	—	—	863,273,327	974,007,815
Equity Income Fund	417,612,933	819,340,952	—	—	417,612,933	819,340,952
Growth Opportunities Fund	1,418,378,966	2,004,953,637	—	—	1,418,378,966	2,004,953,637
Healthcare Fund	232,653,489	412,866,346	—	—	232,653,489	412,866,346
MidCap Fund	1,440,393,232	1,734,798,965	—	—	1,440,393,232	1,734,798,965
MidCap Value Fund	199,314,136	197,468,332	—	—	199,314,136	197,468,332
Quality Value Fund	26,880,269	68,698,796	—	—	26,880,269	68,698,796
Small Cap Growth Fund	239,594,805	296,211,084	—	—	239,594,805	296,211,084
Small Cap Value Fund	114,589,175	119,798,867	—	—	114,589,175	119,798,867
Small Company Fund	257,669,561	243,726,146	—	—	257,669,561	243,726,146

11.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2019, and the year ended October 31, 2018:

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Capital Appreciation Fund
Class A
Shares Sold	3,932,466	$131,332,282	18,627,905	$720,223,487
Shares Issued for Reinvested Dividends	22,329,308	687,462,758	15,585,296	588,452,604
Shares Redeemed	(14,564,583)	(486,953,505)	(19,213,364)	(759,184,210)

Net Increase (Decrease)	11,697,191	331,841,535	14,999,837	549,491,881

Class C
Shares Sold	831,484	$19,775,640	1,048,144	$31,974,203
Shares Issued for Reinvested Dividends	3,194,763	71,978,020	6,297,825	184,217,448
Shares Redeemed	(5,174,108)	(129,299,979)	(29,715,951)	(896,575,354)

Net Increase (Decrease)	(1,147,861)	(37,546,319)	(22,369,982)	(680,383,703)

Class I
Shares Sold	1,572,027	$52,484,037	3,910,878	$155,382,910
Shares Issued for Reinvested Dividends	2,918,816	90,422,933	2,472,959	93,848,576
Shares Redeemed	(5,065,523)	(168,639,783)	(7,218,834)	(285,577,373)

Net Increase (Decrease)	(574,680)	(25,732,813)	(834,997)	(36,345,887)

94

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Capital Appreciation Fund – (continued)
Class R3
Shares Sold	61,131	$2,314,119	137,040	$5,957,109
Shares Issued for Reinvested Dividends	236,998	8,150,367	206,300	8,536,924
Shares Redeemed	(418,577)	(15,412,633)	(513,386)	(22,360,490)

Net Increase (Decrease)	(120,448)	(4,948,147)	(170,046)	(7,866,457)

Class R4
Shares Sold	52,728	$2,073,878	186,985	$8,374,964
Shares Issued for Reinvested Dividends	183,710	6,552,532	187,519	8,012,830
Shares Redeemed	(275,331)	(10,760,704)	(764,944)	(33,903,987)

Net Increase (Decrease)	(38,893)	(2,134,294)	(390,440)	(17,516,193)

Class R5
Shares Sold	28,969	$1,156,232	82,585	$3,732,482
Shares Issued for Reinvested Dividends	122,722	4,476,273	108,386	4,727,927
Shares Redeemed	(82,241)	(3,309,781)	(261,803)	(11,949,550)

Net Increase (Decrease)	69,450	2,322,724	(70,832)	(3,489,141)

Class R6
Shares Sold	46,621	$1,915,307	101,194	$4,624,485
Shares Issued for Reinvested Dividends	257,757	9,465,639	192,898	8,465,656
Shares Redeemed	(89,550)	(3,554,772)	(151,907)	(6,938,017)

Net Increase (Decrease)	214,828	7,826,174	142,185	6,152,124

Class Y
Shares Sold	493,790	$19,213,623	693,026	$32,164,734
Shares Issued for Reinvested Dividends	618,487	22,707,855	477,638	20,953,067
Shares Redeemed	(857,813)	(34,494,220)	(1,043,499)	(48,018,245)

Net Increase (Decrease)	254,464	7,427,258	127,165	5,099,556

Class F
Shares Sold	1,398,986	$45,889,366	1,570,142	$62,543,993
Shares Issued for Reinvested Dividends	4,119,442	127,618,948	2,834,969	107,657,480
Shares Redeemed	(6,826,698)	(236,727,152)	(7,542,627)	(297,884,938)

Net Increase (Decrease)	(1,308,270)	(63,218,838)	(3,137,516)	(127,683,465)

Total Net Increase (Decrease)	9,045,781	$215,837,280	(11,704,626)	$(312,541,285)

Core Equity Fund
Class A
Shares Sold	4,694,161	$135,208,876	6,126,880	$186,510,085
Shares Issued for Reinvested Dividends	1,170,588	31,856,185	734,490	21,375,055
Shares Redeemed	(2,357,290)	(68,352,807)	(6,920,178)	(209,143,476)

Net Increase (Decrease)	3,507,459	98,712,254	(58,808)	(1,258,336)

Class C
Shares Sold	1,796,901	$46,837,657	1,710,493	$47,235,025
Shares Issued for Reinvested Dividends	502,591	12,459,225	350,318	9,320,524
Shares Redeemed	(1,399,210)	(37,508,255)	(3,541,926)	(97,989,819)

Net Increase (Decrease)	900,282	21,788,627	(1,481,115)	(41,434,270)

Class I
Shares Sold	12,546,608	$366,633,038	13,072,789	$396,887,616
Shares Issued for Reinvested Dividends	1,993,782	54,347,120	1,162,130	33,875,872
Shares Redeemed	(7,846,897)	(229,304,264)	(11,227,452)	(338,823,716)

Net Increase (Decrease)	6,693,493	191,675,894	3,007,467	91,939,772

Class R3
Shares Sold	93,986	$2,809,712	207,064	$6,289,388
Shares Issued for Reinvested Dividends	48,300	1,333,045	40,040	1,179,524
Shares Redeemed	(191,149)	(5,751,298)	(598,704)	(18,364,395)

Net Increase (Decrease)	(48,863)	(1,608,541)	(351,600)	(10,895,483)

Class R4
Shares Sold	393,500	$12,038,721	622,611	$19,301,039
Shares Issued for Reinvested Dividends	208,644	5,850,946	181,518	5,432,028
Shares Redeemed	(952,697)	(29,278,042)	(2,022,499)	(62,643,003)

Net Increase (Decrease)	(350,553)	(11,388,375)	(1,218,370)	(37,909,936)

95

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

Core Equity Fund – (continued)
Class R5
Shares Sold	491,143	$14,669,046	2,247,746	$68,256,158
Shares Issued for Reinvested Dividends	323,315	8,879,357	221,366	6,500,244
Shares Redeemed	(511,918)	(15,333,278)	(2,532,507)	(76,084,368)

Net Increase (Decrease)	302,540	8,215,125	(63,395)	(1,327,966)

Class R6
Shares Sold	1,620,709	$49,150,735	1,801,311	$54,771,612
Shares Issued for Reinvested Dividends	253,490	6,992,185	145,967	4,302,198
Shares Redeemed	(1,250,608)	(36,991,919)	(1,253,498)	(38,957,594)

Net Increase (Decrease)	623,591	19,151,001	693,780	20,116,216

Class Y
Shares Sold	3,408,203	$102,172,563	3,788,002	$115,773,056
Shares Issued for Reinvested Dividends	370,855	10,229,172	189,251	5,580,138
Shares Redeemed	(1,407,245)	(40,570,568)	(2,029,036)	(61,771,039)

Net Increase (Decrease)	2,371,813	71,831,167	1,948,217	59,582,155

Class F
Shares Sold	17,668,697	$513,107,670	4,595,725	$139,606,491
Shares Issued for Reinvested Dividends	1,240,370	33,816,032	773,606	22,560,533
Shares Redeemed	(3,008,189)	(89,622,097)	(4,825,438)	(145,935,601)

Net Increase (Decrease)	15,900,878	457,301,605	543,893	16,231,423

Total Net Increase (Decrease)	29,900,640	$855,678,757	3,020,069	$95,043,575

Dividend and Growth Fund
Class A
Shares Sold	6,347,029	$148,170,207	12,487,323	$326,156,465
Shares Issued for Reinvested Dividends	15,697,376	348,051,254	15,040,346	388,531,155
Shares Redeemed	(11,374,348)	(268,136,171)	(21,964,648)	(577,481,273)

Net Increase (Decrease)	10,670,057	228,085,290	5,563,021	137,206,347

Class C
Shares Sold	944,593	$20,812,249	1,045,131	$26,546,753
Shares Issued for Reinvested Dividends	1,000,327	21,298,224	1,845,692	46,024,991
Shares Redeemed	(2,379,316)	(54,278,734)	(10,581,892)	(266,750,872)

Net Increase (Decrease)	(434,396)	(12,168,261)	(7,691,069)	(194,179,128)

Class I
Shares Sold	8,298,010	$193,789,041	8,212,320	$214,582,901
Shares Issued for Reinvested Dividends	3,671,329	81,036,556	3,244,516	83,455,551
Shares Redeemed	(5,647,191)	(131,159,655)	(6,587,672)	(172,489,960)

Net Increase (Decrease)	6,322,148	143,665,942	4,869,164	125,548,492

Class R3
Shares Sold	195,953	$4,707,529	521,930	$14,025,931
Shares Issued for Reinvested Dividends	301,736	6,780,635	307,181	8,034,183
Shares Redeemed	(531,416)	(12,860,089)	(806,690)	(21,481,715)

Net Increase (Decrease)	(33,727)	(1,371,925)	22,421	578,399

Class R4
Shares Sold	657,818	$15,735,758	961,975	$25,805,384
Shares Issued for Reinvested Dividends	437,389	9,911,793	431,814	11,371,284
Shares Redeemed	(935,141)	(22,654,964)	(1,459,422)	(39,314,657)

Net Increase (Decrease)	160,066	2,992,587	(65,633)	(2,137,989)

Class R5
Shares Sold	1,390,388	$33,425,404	2,346,568	$62,962,468
Shares Issued for Reinvested Dividends	223,265	5,086,358	192,818	5,102,053
Shares Redeemed	(969,496)	(23,847,741)	(1,674,914)	(45,252,539)

Net Increase (Decrease)	644,157	14,664,021	864,472	22,811,982

Class R6
Shares Sold	1,215,592	$29,371,577	3,017,132	$82,759,681
Shares Issued for Reinvested Dividends	357,199	8,139,770	80,479	2,134,094
Shares Redeemed	(444,442)	(10,724,549)	(639,176)	(16,937,047)

Net Increase (Decrease)	1,128,349	26,786,798	2,458,435	67,956,728

96

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

Dividend and Growth Fund – (continued)
Class Y
Shares Sold	3,563,639	$86,526,311	6,731,729	$180,558,797
Shares Issued for Reinvested Dividends	2,587,157	58,931,949	2,507,887	66,367,057
Shares Redeemed	(3,096,372)	(75,116,997)	(7,326,785)	(198,852,639)

Net Increase (Decrease)	3,054,424	70,341,263	1,912,831	48,073,215

Class F
Shares Sold	8,817,473	$206,823,980	14,299,165	$372,356,271
Shares Issued for Reinvested Dividends	11,981,812	264,295,546	11,425,655	293,726,913
Shares Redeemed	(10,883,497)	(257,102,723)	(18,153,837)	(477,146,616)

Net Increase (Decrease)	9,915,788	214,016,803	7,570,983	188,936,568

Total Net Increase (Decrease)	31,426,866	$687,012,518	15,504,625	$394,794,614

Equity Income Fund
Class A
Shares Sold	3,635,883	$65,914,207	7,054,185	$141,208,042
Shares Issued for Reinvested Dividends	7,197,171	124,714,936	5,387,109	108,873,865
Shares Redeemed	(7,936,229)	(144,640,881)	(16,310,108)	(330,513,136)

Net Increase (Decrease)	2,896,825	45,988,262	(3,868,814)	(80,431,229)

Class C
Shares Sold	954,615	$16,994,760	1,496,750	$30,142,193
Shares Issued for Reinvested Dividends	1,426,518	24,524,735	1,234,724	24,850,317
Shares Redeemed	(3,021,362)	(55,177,159)	(7,456,596)	(148,401,415)

Net Increase (Decrease)	(640,229)	(13,657,664)	(4,725,122)	(93,408,905)

Class I
Shares Sold	7,003,501	$127,636,711	17,491,443	$350,784,723
Shares Issued for Reinvested Dividends	5,173,037	89,094,693	3,652,614	73,362,106
Shares Redeemed	(22,778,328)	(416,982,795)	(15,229,423)	(305,556,437)

Net Increase (Decrease)	(10,601,790)	(200,251,391)	5,914,634	118,590,392

Class R3
Shares Sold	114,922	$2,120,052	296,916	$5,984,389
Shares Issued for Reinvested Dividends	215,240	3,730,510	167,506	3,391,169
Shares Redeemed	(377,205)	(6,876,386)	(828,311)	(16,803,967)

Net Increase (Decrease)	(47,043)	(1,025,824)	(363,889)	(7,428,409)

Class R4
Shares Sold	327,819	$6,024,656	642,122	$13,016,169
Shares Issued for Reinvested Dividends	252,643	4,390,220	205,009	4,153,860
Shares Redeemed	(601,019)	(11,253,464)	(1,072,897)	(21,756,093)

Net Increase (Decrease)	(20,557)	(838,588)	(225,766)	(4,586,064)

Class R5
Shares Sold	598,768	$11,152,480	1,070,828	$21,909,354
Shares Issued for Reinvested Dividends	330,238	5,772,240	237,336	4,829,360
Shares Redeemed	(704,547)	(13,183,601)	(1,231,998)	(25,045,790)

Net Increase (Decrease)	224,459	3,741,119	76,166	1,692,924

Class R6
Shares Sold	414,659	$7,779,358	624,797	$12,755,320
Shares Issued for Reinvested Dividends	172,887	3,030,694	109,860	2,239,099
Shares Redeemed	(195,444)	(3,647,103)	(355,527)	(7,261,890)

Net Increase (Decrease)	392,102	7,162,949	379,130	7,732,529

Class Y
Shares Sold	1,321,051	$24,312,664	3,235,467	$66,523,295
Shares Issued for Reinvested Dividends	618,878	10,829,202	473,849	9,676,818
Shares Redeemed	(3,795,763)	(69,241,837)	(3,349,092)	(68,094,590)

Net Increase (Decrease)	(1,855,834)	(34,099,971)	360,224	8,105,523

Class F
Shares Sold	6,185,512	$113,994,948	11,490,117	$230,763,902
Shares Issued for Reinvested Dividends	3,920,598	67,621,462	2,529,103	50,774,813
Shares Redeemed	(4,294,439)	(79,437,282)	(6,712,436)	(135,242,319)

Net Increase (Decrease)	5,811,671	102,179,128	7,306,784	146,296,396

Total Net Increase (Decrease)	(3,840,396)	$(90,801,980)	4,853,347	$96,563,157

97

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Growth Opportunities Fund
Class A
Shares Sold	3,364,953	$124,315,387	5,430,832	$258,227,081
Shares Issued for Reinvested Dividends	13,501,044	442,159,184	3,585,086	153,656,799
Shares Redeemed	(5,808,656)	(214,785,222)	(6,592,860)	(310,460,365)

Net Increase (Decrease)	11,057,341	351,689,349	2,423,058	101,423,515

Class C
Shares Sold	2,250,170	$43,060,398	2,202,102	$67,142,214
Shares Issued for Reinvested Dividends	5,635,659	96,538,837	1,594,478	44,007,584
Shares Redeemed	(3,829,159)	(75,465,431)	(6,076,031)	(184,287,489)

Net Increase (Decrease)	4,056,670	64,133,804	(2,279,451)	(73,137,691)

Class I
Shares Sold	6,855,637	$266,708,677	8,710,241	$433,216,495
Shares Issued for Reinvested Dividends	8,365,419	290,614,670	2,290,426	102,404,963
Shares Redeemed	(10,509,814)	(407,813,668)	(8,315,111)	(406,512,937)

Net Increase (Decrease)	4,711,242	149,509,679	2,685,556	129,108,521

Class R3
Shares Sold	131,992	$4,890,622	234,644	$11,070,881
Shares Issued for Reinvested Dividends	309,474	10,153,854	87,601	3,772,966
Shares Redeemed	(241,130)	(9,303,418)	(325,309)	(15,295,005)

Net Increase (Decrease)	200,336	5,741,058	(3,064)	(451,158)

Class R4
Shares Sold	153,043	$6,132,274	228,630	$11,414,684
Shares Issued for Reinvested Dividends	446,887	15,681,250	129,500	5,853,389
Shares Redeemed	(287,952)	(11,760,698)	(398,588)	(19,861,217)

Net Increase (Decrease)	311,978	10,052,826	(40,458)	(2,593,144)

Class R5
Shares Sold	119,942	$5,111,383	135,790	$7,029,897
Shares Issued for Reinvested Dividends	109,194	4,050,013	27,599	1,298,270
Shares Redeemed	(43,991)	(1,862,507)	(101,488)	(5,319,310)

Net Increase (Decrease)	185,145	7,298,889	61,901	3,008,857

Class R6
Shares Sold	197,230	$8,305,177	157,464	$8,754,701
Shares Issued for Reinvested Dividends	64,798	2,446,116	8,512	405,519
Shares Redeemed	(53,178)	(2,380,523)	(19,778)	(1,033,651)

Net Increase (Decrease)	208,850	8,370,770	146,198	8,126,569

Class Y
Shares Sold	863,493	$35,615,154	928,873	$50,217,143
Shares Issued for Reinvested Dividends	650,084	24,540,654	163,706	7,802,221
Shares Redeemed	(550,372)	(25,305,731)	(651,865)	(34,204,480)

Net Increase (Decrease)	963,205	34,850,077	440,714	23,814,884

Class F
Shares Sold	2,108,199	$84,456,676	2,463,128	$122,119,125
Shares Issued for Reinvested Dividends	2,537,024	88,339,164	1,101,002	49,269,862
Shares Redeemed	(1,135,359)	(45,985,013)	(8,053,486)	(408,108,047)

Net Increase (Decrease)	3,509,864	126,810,827	(4,489,356)	(236,719,060)

Total Net Increase (Decrease)	25,204,631	$758,457,279	(1,054,902)	$(47,418,707)

Healthcare Fund
Class A
Shares Sold	798,800	$26,403,045	2,816,061	$101,549,420
Shares Issued for Reinvested Dividends	1,531,546	47,003,147	1,019,295	34,248,296
Shares Redeemed	(2,014,991)	(66,027,480)	(4,495,546)	(158,895,113)

Net Increase (Decrease)	315,355	7,378,712	(660,190)	(23,097,397)

Class C
Shares Sold	291,434	$7,540,930	496,990	$14,452,310
Shares Issued for Reinvested Dividends	549,060	13,440,993	515,465	14,185,595
Shares Redeemed	(911,020)	(23,938,667)	(3,680,023)	(107,962,485)

Net Increase (Decrease)	(70,526)	(2,956,744)	(2,667,568)	(79,324,580)

98

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

Healthcare Fund – (continued)
Class I
Shares Sold	1,090,123	$37,890,669	3,388,340	$126,092,031
Shares Issued for Reinvested Dividends	716,965	23,208,155	437,685	15,410,892
Shares Redeemed	(2,667,883)	(90,338,174)	(2,974,436)	(110,211,280)

Net Increase (Decrease)	(860,795)	(29,239,350)	851,589	31,291,643

Class R3
Shares Sold	91,211	$3,010,422	179,019	$6,531,072
Shares Issued for Reinvested Dividends	82,110	2,592,207	61,276	2,120,778
Shares Redeemed	(176,324)	(6,045,217)	(425,831)	(15,473,486)

Net Increase (Decrease)	(3,003)	(442,588)	(185,536)	(6,821,636)

Class R4
Shares Sold	101,231	$3,651,830	288,491	$11,080,389
Shares Issued for Reinvested Dividends	61,171	2,038,224	41,923	1,520,963
Shares Redeemed	(175,765)	(6,223,440)	(416,190)	(15,933,796)

Net Increase (Decrease)	(13,363)	(533,386)	(85,776)	(3,332,444)

Class R5
Shares Sold	71,092	$2,710,754	130,251	$5,340,435
Shares Issued for Reinvested Dividends	12,444	435,292	6,075	229,927
Shares Redeemed	(87,182)	(3,172,538)	(112,959)	(4,488,405)

Net Increase (Decrease)	(3,646)	(26,492)	23,367	1,081,957

Class R6(2)
Shares Sold	255	$10,000	—	$—

Net Increase (Decrease)	255	10,000	—	—

Class Y
Shares Sold	166,098	$6,240,042	431,226	$17,308,437
Shares Issued for Reinvested Dividends	94,877	3,362,455	52,897	2,024,914
Shares Redeemed	(201,593)	(7,669,779)	(283,402)	(11,401,142)

Net Increase (Decrease)	59,382	1,932,718	200,721	7,932,209

Class F
Shares Sold	60,426	$2,111,946	450,646	$16,664,894
Shares Issued for Reinvested Dividends	158,658	5,145,276	86,244	3,039,229
Shares Redeemed	(1,486,520)	(49,095,687)	(128,688)	(4,746,404)

Net Increase (Decrease)	(1,267,436)	(41,838,465)	408,202	14,957,719

Total Net Increase (Decrease)	(1,843,777)	$(65,715,595)	(2,115,191)	$(57,312,529)

MidCap Fund
Class A
Shares Sold	6,429,307	$177,961,112	15,229,089	$479,864,863
Shares Issued for Reinvested Dividends	11,616,897	286,472,676	3,795,999	113,272,618
Shares Redeemed	(8,944,721)	(247,503,779)	(14,462,445)	(460,231,010)

Net Increase (Decrease)	9,101,483	216,930,009	4,562,643	132,906,471

Class C
Shares Sold	2,315,831	$43,949,746	6,174,307	$145,020,804
Shares Issued for Reinvested Dividends	5,087,766	86,695,527	1,974,728	43,246,546
Shares Redeemed	(6,978,132)	(132,541,344)	(13,281,900)	(303,779,827)

Net Increase (Decrease)	425,465	(1,896,071)	(5,132,865)	(115,512,477)

Class I
Shares Sold	22,856,361	$642,488,811	51,031,220	$1,672,961,497
Shares Issued for Reinvested Dividends	15,195,028	387,321,276	4,404,777	134,962,369
Shares Redeemed	(28,343,803)	(805,587,852)	(33,111,717)	(1,073,279,042)

Net Increase (Decrease)	9,707,586	224,222,235	22,324,280	734,644,824

Class R3
Shares Sold	349,601	$10,869,415	1,019,743	$35,935,089
Shares Issued for Reinvested Dividends	380,030	10,526,822	112,130	3,722,725
Shares Redeemed	(670,400)	(20,912,612)	(743,549)	(26,222,686)

Net Increase (Decrease)	59,231	483,625	388,324	13,435,128

99

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

MidCap Fund – (continued)
Class R4
Shares Sold	1,269,527	$41,402,294	3,152,179	$116,185,148
Shares Issued for Reinvested Dividends	881,164	25,483,275	291,588	10,027,716
Shares Redeemed	(2,321,877)	(77,623,993)	(2,657,782)	(97,308,099)

Net Increase (Decrease)	(171,186)	(10,738,424)	785,985	28,904,765

Class R5
Shares Sold	3,840,481	$126,948,132	5,438,327	$205,456,983
Shares Issued for Reinvested Dividends	1,361,847	40,610,288	353,078	12,442,452
Shares Redeemed	(2,941,055)	(94,819,109)	(2,628,190)	(98,094,631)

Net Increase (Decrease)	2,261,273	72,739,311	3,163,215	119,804,804

Class R6
Shares Sold	13,350,552	$447,676,429	19,650,032	$747,342,388
Shares Issued for Reinvested Dividends	3,466,868	104,560,740	533,890	18,985,122
Shares Redeemed	(4,214,445)	(143,353,536)	(3,937,273)	(149,786,078)

Net Increase (Decrease)	12,602,975	408,883,633	16,246,649	616,541,432

Class Y
Shares Sold	9,635,990	$318,858,005	20,799,108	$797,758,811
Shares Issued for Reinvested Dividends	4,622,179	139,266,264	1,504,227	53,460,224
Shares Redeemed	(20,975,593)	(714,202,273)	(19,868,421)	(736,585,618)

Net Increase (Decrease)	(6,717,424)	(256,078,004)	2,434,914	114,633,417

Class F
Shares Sold	13,592,831	$396,092,703	21,922,976	$713,934,685
Shares Issued for Reinvested Dividends	6,900,253	176,232,472	1,741,235	53,403,678
Shares Redeemed	(6,271,564)	(181,837,884)	(10,385,273)	(339,921,754)

Net Increase (Decrease)	14,221,520	390,487,291	13,278,938	427,416,609

Total Net Increase (Decrease)	41,490,923	$1,045,033,605	58,052,083	$2,072,774,973

MidCap Value Fund
Class A
Shares Sold	2,007,521	$25,984,425	3,127,684	$48,813,047
Shares Issued for Reinvested Dividends	2,634,934	31,694,686	463,385	7,173,200
Shares Redeemed	(2,146,070)	(28,209,697)	(2,646,647)	(41,733,967)

Net Increase (Decrease)	2,496,385	29,469,414	944,422	14,252,280

Class C
Shares Sold	173,496	$1,801,114	222,446	$2,911,223
Shares Issued for Reinvested Dividends	240,187	2,313,001	80,495	1,032,748
Shares Redeemed	(331,421)	(3,505,277)	(1,534,250)	(19,407,687)

Net Increase (Decrease)	82,262	608,838	(1,231,309)	(15,463,716)

Class I
Shares Sold	236,140	$3,183,500	552,664	$8,792,174
Shares Issued for Reinvested Dividends	300,074	3,648,250	66,767	1,040,897
Shares Redeemed	(624,261)	(8,243,144)	(1,015,843)	(16,140,564)

Net Increase (Decrease)	(88,047)	(1,411,394)	(396,412)	(6,307,493)

Class R3
Shares Sold	45,416	$617,160	75,953	$1,256,452
Shares Issued for Reinvested Dividends	72,689	922,418	16,486	268,227
Shares Redeemed	(87,931)	(1,253,439)	(192,290)	(3,197,956)

Net Increase (Decrease)	30,174	286,139	(99,851)	(1,673,277)

Class R4
Shares Sold	71,137	$996,534	124,104	$2,096,722
Shares Issued for Reinvested Dividends	82,313	1,068,388	16,176	267,868
Shares Redeemed	(148,459)	(2,129,412)	(149,407)	(2,527,098)

Net Increase (Decrease)	4,991	(64,490)	(9,127)	(162,508)

Class R5
Shares Sold	61,317	$847,952	105,272	$1,798,408
Shares Issued for Reinvested Dividends	36,259	477,765	11,409	191,481
Shares Redeemed	(404,931)	(5,589,296)	(281,733)	(4,803,813)

Net Increase (Decrease)	(307,355)	(4,263,579)	(165,052)	(2,813,924)

100

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

MidCap Value Fund – (continued)
Class Y
Shares Sold	196,035	$2,907,986	348,742	$6,063,658
Shares Issued for Reinvested Dividends	90,660	1,198,031	41,401	697,132
Shares Redeemed	(217,891)	(3,123,659)	(1,348,747)	(22,829,991)

Net Increase (Decrease)	68,804	982,358	(958,604)	(16,069,201)

Class F
Shares Sold	3,344,059	$44,774,436	6,696,887	$106,408,840
Shares Issued for Reinvested Dividends	2,440,229	29,675,324	441,070	6,902,315
Shares Redeemed	(2,102,801)	(28,254,360)	(5,066,647)	(81,143,838)

Net Increase (Decrease)	3,681,487	46,195,400	2,071,310	32,167,317

Total Net Increase (Decrease)	5,968,701	$71,802,686	155,377	$3,929,478

Quality Value Fund
Class A
Shares Sold	319,253	$6,071,287	505,087	$10,381,769
Shares Issued for Reinvested Dividends	572,123	10,176,420	401,915	8,210,264
Shares Redeemed	(661,732)	(12,626,601)	(1,478,660)	(30,431,153)

Net Increase (Decrease)	229,644	3,621,106	(571,658)	(11,839,120)

Class C
Shares Sold	38,120	$613,116	54,734	$966,801
Shares Issued for Reinvested Dividends	28,768	438,130	50,041	876,084
Shares Redeemed	(120,293)	(1,996,728)	(723,415)	(12,761,532)

Net Increase (Decrease)	(53,405)	(945,482)	(618,640)	(10,918,647)

Class I
Shares Sold	51,878	$995,814	119,419	$2,435,718
Shares Issued for Reinvested Dividends	47,997	841,546	28,248	569,900
Shares Redeemed	(130,648)	(2,475,219)	(260,204)	(5,290,718)

Net Increase (Decrease)	(30,773)	(637,859)	(112,537)	(2,285,100)

Class R3
Shares Sold	3,002	$57,750	7,767	$161,342
Shares Issued for Reinvested Dividends	3,279	59,308	2,430	50,174
Shares Redeemed	(6,068)	(123,555)	(27,123)	(563,901)

Net Increase (Decrease)	213	(6,497)	(16,926)	(352,385)

Class R4
Shares Sold	13,802	$270,017	58,437	$1,239,154
Shares Issued for Reinvested Dividends	19,976	364,460	14,925	312,076
Shares Redeemed	(30,753)	(613,541)	(140,160)	(2,976,078)

Net Increase (Decrease)	3,025	20,936	(66,798)	(1,424,848)

Class R5
Shares Sold	1,128	$21,445	24,598	$514,350
Shares Issued for Reinvested Dividends	1,768	32,495	1,109	23,373
Shares Redeemed	(364)	(6,831)	(24,077)	(525,126)

Net Increase (Decrease)	2,532	47,109	1,630	12,597

Class R6(1)
Shares Sold	955	$19,516	476	$10,000
Shares Issued for Reinvested Dividends	35	650	—	—
Shares Redeemed	—	(8)	—	—

Net Increase (Decrease)	990	20,158	476	10,000

Class Y
Shares Sold	14,193	$290,323	30,977	$668,736
Shares Issued for Reinvested Dividends	2,143	39,465	2,536	53,600
Shares Redeemed	(8,920)	(165,809)	(54,129)	(1,132,320)

Net Increase (Decrease)	7,416	163,979	(20,616)	(409,984)

Class F
Shares Sold	68,685	$1,298,806	4,026,210	$82,806,066
Shares Issued for Reinvested Dividends	350,111	6,128,466	113,052	2,280,455
Shares Redeemed	(1,724,774)	(33,087,330)	(264,077)	(5,415,483)

Net Increase (Decrease)	(1,305,978)	(25,660,058)	3,875,185	79,671,038

Total Net Increase (Decrease)	(1,146,336)	$(23,376,608)	2,470,116	$52,463,551

101

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Small Cap Growth Fund
Class A
Shares Sold	70,746	$3,091,801	211,044	$12,246,181
Shares Issued for Reinvested Dividends	1,137,942	42,820,742	181,627	10,053,030
Shares Redeemed	(335,112)	(14,537,016)	(478,877)	(28,211,959)

Net Increase (Decrease)	873,576	31,375,527	(86,206)	(5,912,748)

Class C
Shares Sold	26,516	$696,714	18,189	$821,537
Shares Issued for Reinvested Dividends	236,201	6,042,022	50,584	2,132,627
Shares Redeemed	(187,571)	(5,493,212)	(338,387)	(14,918,173)

Net Increase (Decrease)	75,146	1,245,524	(269,614)	(11,964,009)

Class I
Shares Sold	1,736,859	$77,584,413	1,423,742	$86,221,035
Shares Issued for Reinvested Dividends	1,099,491	43,341,934	342,617	19,573,702
Shares Redeemed	(1,864,357)	(82,135,702)	(4,791,619)	(295,297,396)

Net Increase (Decrease)	971,993	38,790,645	(3,025,260)	(189,502,659)

Class R3
Shares Sold	50,123	$2,028,834	59,892	$3,502,644
Shares Issued for Reinvested Dividends	60,131	2,234,481	9,890	543,634
Shares Redeemed	(83,526)	(3,669,167)	(81,883)	(4,842,381)

Net Increase (Decrease)	26,728	594,148	(12,101)	(796,103)

Class R4
Shares Sold	210,945	$9,091,096	364,952	$22,208,659
Shares Issued for Reinvested Dividends	297,846	11,687,478	47,349	2,704,153
Shares Redeemed	(447,171)	(19,812,070)	(493,751)	(30,080,314)

Net Increase (Decrease)	61,620	966,504	(81,450)	(5,167,502)

Class R5
Shares Sold	356,443	$16,085,162	347,713	$21,980,130
Shares Issued for Reinvested Dividends	397,887	16,508,317	76,411	4,542,635
Shares Redeemed	(547,577)	(27,215,510)	(767,974)	(48,541,480)

Net Increase (Decrease)	206,753	5,377,969	(343,850)	(22,018,715)

Class R6
Shares Sold	680,554	$31,199,773	686,094	$43,112,203
Shares Issued for Reinvested Dividends	205,988	8,674,158	8,749	525,615
Shares Redeemed	(208,478)	(10,143,551)	(130,097)	(8,374,078)

Net Increase (Decrease)	678,064	29,730,380	564,746	35,263,740

Class Y
Shares Sold	1,893,504	$92,899,013	1,232,771	$79,909,898
Shares Issued for Reinvested Dividends	1,656,136	69,789,590	270,638	16,276,162
Shares Redeemed	(2,214,977)	(98,916,819)	(1,530,091)	(96,766,636)

Net Increase (Decrease)	1,334,663	63,771,784	(26,682)	(580,576)

Class F
Shares Sold	135,287	$6,125,241	169,138	$10,226,392
Shares Issued for Reinvested Dividends	221,268	8,748,931	32,992	1,887,827
Shares Redeemed	(161,725)	(7,560,898)	(167,224)	(10,322,892)

Net Increase (Decrease)	194,830	7,313,274	34,906	1,791,327

Total Net Increase (Decrease)	4,423,373	$179,165,755	(3,245,511)	$(198,887,245)

Small Cap Value Fund
Class A
Shares Sold	357,003	$3,805,849	501,586	$7,095,178
Shares Issued for Reinvested Dividends	1,345,441	12,452,725	167,649	2,291,007
Shares Redeemed	(679,395)	(7,226,963)	(584,728)	(8,306,972)

Net Increase (Decrease)	1,023,049	9,031,611	84,507	1,079,213

Class C
Shares Sold	22,347	$205,195	65,529	$865,667
Shares Issued for Reinvested Dividends	201,614	1,622,991	40,074	497,721
Shares Redeemed	(228,185)	(2,080,932)	(442,129)	(5,637,431)

Net Increase (Decrease)	(4,224)	(252,746)	(336,526)	(4,274,043)

102

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

Small Cap Value Fund – (continued)
Class I
Shares Sold	141,555	$1,683,116	114,901	$1,655,287
Shares Issued for Reinvested Dividends	101,935	945,995	10,068	137,932
Shares Redeemed	(172,628)	(1,634,080)	(78,404)	(1,122,083)

Net Increase (Decrease)	70,862	995,031	46,565	671,136

Class R3
Shares Sold	9,308	$101,050	21,367	$312,233
Shares Issued for Reinvested Dividends	12,847	123,296	1,103	15,477
Shares Redeemed	(2,943)	(32,780)	(34,579)	(501,272)

Net Increase (Decrease)	19,212	191,566	(12,109)	(173,562)

Class R4
Shares Sold	2,018	$20,808	900	$13,135
Shares Issued for Reinvested Dividends	493	4,797	114	1,619
Shares Redeemed	(88)	(954)	(5,359)	(80,859)

Net Increase (Decrease)	2,423	24,651	(4,345)	(66,105)

Class R5
Shares Issued for Reinvested Dividends	888	8,638	144	2,044
Shares Redeemed	(1,213)	(11,610)	(649)	(9,287)

Net Increase (Decrease)	(325)	(2,972)	(505)	(7,243)

Class R6(1)
Shares Sold	—	$—	715	$10,000
Shares Issued for Reinvested Dividends	253	2,456	—	—

Net Increase (Decrease)	253	2,456	715	10,000

Class Y
Shares Sold	109	$1,195	3,238	$47,858
Shares Issued for Reinvested Dividends	11,902	115,661	4,305	61,224
Shares Redeemed	(20,044)	(239,476)	(46,582)	(673,505)

Net Increase (Decrease)	(8,033)	(122,620)	(39,039)	(564,423)

Class F
Shares Sold	342,848	$3,496,151	58,899	$834,996
Shares Issued for Reinvested Dividends	1,036,113	9,621,393	301,115	4,128,469
Shares Redeemed	(283,446)	(3,038,240)	(3,698,310)	(52,129,544)

Net Increase (Decrease)	1,095,515	10,079,304	(3,338,296)	(47,166,079)

Total Net Increase (Decrease)	2,198,732	$19,946,281	(3,599,033)	$(50,491,106)

Small Company Fund
Class A
Shares Sold	1,053,091	$19,887,317	2,270,419	$52,377,812
Shares Issued for Reinvested Dividends	3,082,590	50,462,004	—	—
Shares Redeemed	(1,371,173)	(25,889,271)	(1,882,550)	(42,324,435)

Net Increase (Decrease)	2,764,508	44,460,050	387,869	10,053,377

Class C
Shares Sold	81,688	$1,014,304	161,175	$2,756,489
Shares Issued for Reinvested Dividends	252,369	2,718,019	—	—
Shares Redeemed	(212,091)	(2,656,557)	(1,216,758)	(20,246,713)

Net Increase (Decrease)	121,966	1,075,766	(1,055,583)	(17,490,224)

Class I
Shares Sold	87,127	$1,755,804	281,342	$6,659,139
Shares Issued for Reinvested Dividends	279,520	4,855,272	—	—
Shares Redeemed	(259,270)	(4,989,666)	(374,450)	(8,896,291)

Net Increase (Decrease)	107,377	1,621,410	(93,108)	(2,237,152)

Class R3
Shares Sold	95,555	$1,880,594	110,367	$2,749,385
Shares Issued for Reinvested Dividends	146,146	2,626,237	—	—
Shares Redeemed	(135,420)	(2,769,330)	(514,678)	(12,245,254)

Net Increase (Decrease)	106,281	1,737,501	(404,311)	(9,495,869)

103

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

Small Company Fund – (continued)
Class R4
Shares Sold	52,532	$1,191,673	121,401	$3,118,999
Shares Issued for Reinvested Dividends	125,461	2,408,843	—	—
Shares Redeemed	(138,416)	(3,084,202)	(513,859)	(13,147,683)

Net Increase (Decrease)	39,577	516,314	(392,458)	(10,028,684)

Class R5
Shares Sold	14,843	$348,087	47,038	$1,261,080
Shares Issued for Reinvested Dividends	19,819	403,513	—	—
Shares Redeemed	(10,040)	(238,025)	(80,902)	(2,111,795)

Net Increase (Decrease)	24,622	513,575	(33,864)	(850,715)

Class R6
Shares Sold	1,662	$41,771	3,290	$101,310
Shares Issued for Reinvested Dividends	1,032	21,469	—	—
Shares Redeemed	(19)	(456)	(1,132)	(30,923)

Net Increase (Decrease)	2,675	62,784	2,158	70,387

Class Y
Shares Sold	97,005	$2,379,178	239,418	$6,832,724
Shares Issued for Reinvested Dividends	252,900	5,260,320	—	—
Shares Redeemed	(393,323)	(8,369,346)	(271,716)	(7,590,782)

Net Increase (Decrease)	(43,418)	(729,848)	(32,298)	(758,058)

Class F
Shares Sold	2,021,285	$42,987,761	2,020,773	$47,724,426
Shares Issued for Reinvested Dividends	1,153,443	20,116,041	—	—
Shares Redeemed	(655,696)	(13,529,146)	(922,181)	(22,313,407)

Net Increase (Decrease)	2,519,032	49,574,656	1,098,592	25,411,019

Total Net Increase (Decrease)	5,642,620	$98,832,208	(523,003)	$(5,325,919)

(1)	Inception date of class was February 28, 2018.
(2)	Inception date of Class R6 shares was February 28, 2019.

12.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $370 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During and as of the six-month period ended April 30, 2019, none of the Funds had borrowings under this facility.

13.	Indemnifications:

Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

The FASB recently issued ASU 2017-08 (the “ASU” or “Update”) to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. The ASU becomes effective for public entities for fiscal years beginning after December 15, 2018, and for private entities one year later. Management is currently evaluating the implication, if any, of additional disclosure and its impact on each Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

104

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years, however, an entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. Management has elected to early adopt the provisions of ASU 2018-13 that eliminate disclosure requirements effective with the current reporting period. The impact of each Fund’s early adoption of these provisions was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. Management is currently evaluating the potential impact of adopting the additional provisions of ASU 2018-13.

15.	Subsequent Events:

Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.

105

Hartford Domestic Equity Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports once filed will be available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

106

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and its Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data; and

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Law Department, Privacy Law, One Hartford Plaza, Hartford, CT 06155, or at CorporatePrivacyOffice@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2019), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life, Ltd.; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HIMCO Distribution Services Company; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Renato Acquisition Co.; Sentinel Insurance Company, Ltd; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.

Revised March 2019

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced herein are sub-advised by Wellington Management Company LLP. HFD and HFMC are not affiliated with the Funds’ sub-adviser.

MFSAR-DE19    6/19    211418    Printed in U.S.A.

HARTFORDFUNDS
Our benchmark is the investor.®

Hartford International/ Global Equity Funds

Semi-Annual Report

April 30, 2019 (Unaudited)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds' website (www.hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-888-843-7824. Your election to receive reports in paper will apply to all Hartford Funds held in your account if you invest through your financial intermediary or directly with a Fund.

If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds. The following is the Funds’ Semi-Annual Report that covers the period from November 1, 2018 through April 30, 2019.

Market Review

During the six months ended April 30, 2019, U.S. stocks, as measured by the S&P 500 Index (the “Index”),1 gained 9.76%. The strong returns for the period were generated despite the Index losing nearly 20% through a volatile fourth quarter (2018 marked the first year of negative returns for the Index since 2008).

In our view, a key component of stocks’ impressive turnaround in 2019 was a change in U.S. Federal Reserve (Fed) monetary policy. From 2015 to 2018, the Fed had been gradually increasing interest rates from near zero in the wake of the global financial crisis. In March, the Fed indicated it will not continue to raise rates. In addition, GDP grew at 3.2% in the first quarter and the unemployment rate fell to 3.6% in April – a 49-year low.2 Stocks rallied on this evidence that the U.S. economy appears to have shaken off any lingering effects of the U.S. government shutdown.

However, slowing global growth and uncertainty surrounding domestic and foreign politics are likely to continue playing a key role in market movements this year. For example, trade tensions with China have already caused sporadic volatility, and the threat of ongoing tariffs could cause further uneasiness. Abroad, the still unresolved “Brexit” undertaking for the United Kingdom to leave the European Union, slowing growth in Germany, and a recession in Italy may negatively impact global markets.

We encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

[2]	Source: Bureau of Labor Statistics, 5/19

Hartford International/Global Equity Funds

Hartford Emerging Markets Equity Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 5/31/2011 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Years	Since Inception[2]
Class A3	11.01%	-7.79%	3.73%	1.12%
Class A4	4.90%	-12.86%	2.56%	0.40%
Class C3	10.51%	-8.50%	2.96%	0.38%
Class C4	9.51%	-9.41%	2.96%	0.38%
Class I3	11.18%	-7.37%	4.12%	1.49%
Class R3[3]	10.75%	-8.02%	3.48%	0.86%
Class R4[3]	11.05%	-7.66%	3.76%	1.15%
Class R5[3]	11.22%	-7.42%	3.97%	1.39%
Class R6[3]	11.21%	-7.34%	4.21%	1.56%
Class Y3	11.26%	-7.32%	4.19%	1.55%
Class F3	11.26%	-7.38%	4.18%	1.52%
MSCI Emerging Markets Index (Net)	13.76%	-5.04%	4.04%	1.40%

[1]	Not Annualized
[2]	Inception: 05/31/2011
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares. Class R6 shares commenced operations on 2/28/18. Performance prior to that date is that of the Fund’s Class Y shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Performance information prior to 5/7/15 reflects when the Fund pursued a modified investment strategy.

Operating Expenses*

	Gross	Net
Class A	1.54%	1.46%
Class C	2.38%	2.21%
Class I	1.25%	1.21%
Class R3	1.86%	1.71%
Class R4	1.56%	1.46%
Class R5	1.27%	1.16%
Class R6	1.15%	0.99%
Class Y	1.25%	1.11%
Class F	1.15%	0.99%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of April 30, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	10.2%
Consumer Discretionary	13.1
Consumer Staples	6.5
Energy	7.2
Financials	22.1
Health Care	1.7
Industrials	6.0
Information Technology	13.1
Materials	7.8
Real Estate	4.3
Utilities	1.4

Total	93.4%

Short-Term Investments	11.0
Other Assets & Liabilities	(4.4)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

2

Hartford Environmental Opportunities Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 2/29/2016 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[2]	1 Year	Since Inception[1]
Class A3	10.93%	0.67%	10.43%
Class A4	4.82%	-4.87%	8.48%
Class C3	10.91%	0.66%	10.21%
Class C4	9.97%	-0.20%	10.21%
Class I3	10.99%	0.90%	10.72%
Class R3[3]	10.93%	0.66%	10.34%
Class R4[3]	11.01%	0.83%	10.51%
Class R5[3]	10.90%	0.82%	10.62%
Class R6[3]	11.03%	0.94%	10.75%
Class Y3	11.01%	0.92%	10.73%
Class F3	11.05%	0.93%	10.75%
MSCI All Country World (ACWI) Index (Net)	9.37%	5.06%	13.78%
MSCI Global Environment Index (Net)	11.16%	3.62%	14.18%

[1]	Inception: 02/29/2016
[2]	Not Annualized
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Effective July 31, 2018, the Fund added MSCI Global Environment Index (Net) as a secondary benchmark.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*

	Gross	Net
Class A	1.58%	1.19%
Class C	2.27%	1.94%
Class I	1.19%	0.89%
Class R3	1.90%	1.41%
Class R4	1.60%	1.11%
Class R5	1.30%	0.81%
Class R6	1.18%	0.69%
Class Y	1.20%	0.79%
Class F	1.18%	0.69%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Risks of focusing investments on the utilities and industrials sectors include regulatory and legal developments, competitive pressures, pricing and rate pressures (utilities), rapid technological changes, potential product obsolescence, and liquidity risk. • Risks of focusing on investments that involve sustainability and environmentally responsible investment criteria may influence investment performance relative to the Fund’s benchmark or competing funds and expose the Fund to increased risks related to downturns or other adverse developments in that market segment.

Composition by Sector(1)

as of April 30, 2019

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	9.5%
Energy	2.6
Industrials	41.8
Information Technology	13.6
Materials	3.3
Real Estate	3.2
Utilities	21.5

Total	95.5%

Short-Term Investments	3.6
Other Assets & Liabilities	0.9

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

3

Hartford International Equity Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 6/30/2008 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Years	10 Years
Class A2	7.06%	-7.02%	2.95%	8.08%
Class A3	1.17%	-12.13%	1.79%	7.47%
Class C2	6.58%	-7.79%	2.16%	7.28%
Class C3	5.58%	-8.71%	2.16%	7.28%
Class I2	7.29%	-6.70%	3.30%	8.47%
Class R3[2]	6.95%	-7.34%	2.66%	7.81%
Class R4[2]	7.07%	-7.09%	2.96%	8.12%
Class R5[2]	7.32%	-6.38%	3.25%	8.42%
Class R6[2]	7.29%	-5.98%	3.52%	8.60%
Class Y2	7.27%	-6.37%	3.44%	8.55%
Class F2	7.29%	-6.47%	3.38%	8.51%
MSCI All Country World (ACWI) ex USA Index (Net)	9.12%	-3.23%	2.83%	7.75%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares. Class R6 shares commenced operations on 2/28/18. Performance prior to that date is that of the Fund’s Class Y shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Performance information prior to 8/13/15 reflects when the Fund pursued a modified investment strategy.

Classes A, C, and I of the Fund are closed to new investors, subject to certain exceptions. For more information, please see the Fund’s prospectus.
Operating Expenses*

	Gross	Net
Class A	1.16%	1.05%
Class C	1.93%	1.80%
Class I	0.83%	0.75%
Class R3	1.44%	1.27%
Class R4	1.15%	0.97%
Class R5	0.85%	0.67%
Class R6	0.73%	0.55%
Class Y	0.81%	0.66%
Class F	0.73%	0.55%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund’s strategy for allocating assets among portfolio management teams may not work as intended. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities.

Composition by Sector(1)

as of April 30, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.4%
Consumer Discretionary	9.2
Consumer Staples	8.6
Energy	6.1
Financials	21.4
Health Care	5.8
Industrials	13.1
Information Technology	8.8
Materials	7.0
Real Estate	5.0
Utilities	3.1

Total	97.5%

Short-Term Investments	4.0
Other Assets & Liabilities	(1.5)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

4

The Hartford International Growth Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 4/30/2001 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Years	10 Years
Class A2	10.54%	-2.49%	4.27%	9.77%
Class A3	4.46%	-7.85%	3.10%	9.15%
Class C2	10.19%	-3.21%	3.51%	8.96%
Class C3	9.19%	-4.10%	3.51%	8.96%
Class I2	10.79%	-2.10%	4.61%	10.13%
Class R3[2]	10.39%	-2.73%	4.01%	9.56%
Class R4[2]	10.55%	-2.42%	4.34%	9.90%
Class R5[2]	10.75%	-2.15%	4.65%	10.24%
Class R6[2]	10.84%	-2.01%	4.75%	10.33%
Class Y2	10.80%	-2.06%	4.71%	10.31%
Class F2	10.80%	-2.07%	4.65%	10.15%
MSCI All Country World (ACWI) ex USA Growth Index (Net)	12.22%	-0.74%	4.51%	8.75%
MSCI All Country World (ACWI) ex USA Index (Net)	9.12%	-3.23%	2.83%	7.75%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares. Class R6 shares commenced on 2/28/18. Performance prior to that date is that of the Fund’s Class Y shares.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*

	Gross	Net
Class A	1.37%	1.30%
Class C	2.17%	2.05%
Class I	1.01%	1.00%
Class R3	1.63%	1.57%
Class R4	1.32%	1.27%
Class R5	1.03%	1.00%
Class R6	0.91%	0.85%
Class Y	1.02%	0.95%
Class F	0.91%	0.85%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund’s strategy for allocating assets among portfolio management teams may not work as intended. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • The Fund may focus on investments in particular sectors, geographic regions or countries, so it may be more exposed to risks and volatility than a fund holding more geographically diverse investments. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of April 30, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	10.4%
Consumer Discretionary	16.9
Consumer Staples	9.8
Energy	2.1
Financials	15.0
Health Care	11.9
Industrials	13.9
Information Technology	14.5
Materials	1.7
Real Estate	1.4
Utilities	1.0

Total	98.6%

Short-Term Investments	2.8
Other Assets & Liabilities	(1.4)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

5

The Hartford International Opportunities Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 7/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Years	10 Years
Class A2	10.05%	-4.60%	2.84%	8.20%
Class A3	3.99%	-9.84%	1.68%	7.59%
Class C2	9.57%	-5.36%	2.07%	7.39%
Class C3	8.57%	-6.28%	2.07%	7.39%
Class I2	10.17%	-4.31%	3.17%	8.56%
Class R3[2]	9.85%	-4.92%	2.56%	7.93%
Class R4[2]	10.04%	-4.57%	2.88%	8.27%
Class R5[2]	10.23%	-4.32%	3.18%	8.60%
Class R6[2]	10.23%	-4.19%	3.29%	8.70%
Class Y2	10.25%	-4.29%	3.27%	8.69%
Class F2	10.25%	-4.24%	3.22%	8.59%
MSCI All Country World (ACWI) ex USA Index (Net)	9.12%	-3.23%	2.83%	7.75%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/7/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*

	Gross	Net
Class A	1.11%	1.11%
Class C	1.87%	1.87%
Class I	0.80%	0.80%
Class R3	1.42%	1.42%
Class R4	1.12%	1.12%
Class R5	0.81%	0.81%
Class R6	0.71%	0.71%
Class Y	0.81%	0.76%
Class F	0.71%	0.71%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Mid-cap securities can have greater risks and volatility than large-cap securities. • The Fund’s focus on investments in particular sectors, geographic regions or countries may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of April 30, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	8.7%
Consumer Discretionary	13.3
Consumer Staples	7.6
Energy	6.2
Financials	18.4
Health Care	10.2
Industrials	12.8
Information Technology	9.2
Materials	3.7
Real Estate	5.2
Utilities	3.2

Total	98.5%

Short-Term Investments	3.5
Other Assets & Liabilities	(2.0)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

6

The Hartford International Small Company Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 4/30/2001 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Years	10 Years
Class A2	0.99%	-15.99%	1.29%	10.03%
Class A3	-4.57%	-20.61%	0.15%	9.41%
Class C2	0.64%	-16.61%	0.56%	9.21%
Class C3	-0.20%	-17.31%	0.56%	9.21%
Class I2	1.12%	-15.77%	1.66%	10.46%
Class R3[2]	0.88%	-16.20%	1.09%	9.93%
Class R4[2]	0.99%	-15.91%	1.41%	10.23%
Class R5[2]	1.12%	-15.70%	1.70%	10.51%
Class Y2	1.18%	-15.64%	1.76%	10.57%
Class F2	1.16%	-15.62%	1.71%	10.48%
S&P EPAC SmallCap Index	5.54%	-8.10%	5.21%	11.24%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17 and performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The Fund is closed to new investors, subject to certain exceptions. For more information, please see the Fund’s prospectus.

Operating Expenses*

	Gross	Net
Class A	1.46%	1.46%
Class C	2.24%	2.24%
Class I	1.08%	1.08%
Class R3	1.70%	1.65%
Class R4	1.40%	1.35%
Class R5	1.11%	1.05%
Class Y	1.05%	1.00%
Class F	0.99%	0.99%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • The Fund may focus on investments in particular sectors, geographic regions or countries, so it may be more exposed to risks and volatility than a fund holding more geographically diverse investments. • Small-cap securities can have greater risks and volatility than large-cap securities.

Composition by Sector(1)

as of April 30, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.3%
Consumer Discretionary	19.0
Consumer Staples	2.4
Energy	2.6
Financials	7.7
Health Care	14.6
Industrials	34.3
Information Technology	5.6
Materials	8.5
Real Estate	1.9
Utilities	1.0

Total	98.9%

Short-Term Investments	3.0
Other Assets & Liabilities	(1.9)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

7

The Hartford International Value Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 5/28/2010 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term total return.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Years	Since Inception[2]
Class A3	2.32%	-10.68%	3.25%	8.19%
Class A4	-3.30%	-15.59%	2.08%	7.51%
Class C3	1.99%	-11.32%	2.56%	7.46%
Class C4	1.04%	-12.15%	2.56%	7.46%
Class I3	2.49%	-10.41%	3.60%	8.57%
Class R3[3]	2.18%	-11.02%	2.94%	7.90%
Class R4[3]	2.36%	-10.69%	3.28%	8.24%
Class R5[3]	2.50%	-10.42%	3.58%	8.56%
Class R6[3]	2.58%	-10.35%	3.68%	8.86%
Class Y3	2.54%	-10.38%	3.67%	8.86%
Class F3	2.54%	-10.30%	3.66%	8.61%
MSCI EAFE Value Index (Net)	4.45%	-6.81%	0.70%	5.62%
MSCI EAFE Index (Net)	7.45%	-3.22%	2.60%	6.83%

[1]	Not Annualized
[2]	Inception: 05/28/2010
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

Class R6 shares commenced operations on 2/28/19. Performance prior to that date is that of the Fund’s Class Y shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The Fund is closed to new investors, subject to certain exceptions. For more information, please see the Fund’s prospectus.

Operating Expenses*

	Gross	Net
Class A	1.21%	1.21%
Class C	1.93%	1.93%
Class I	0.91%	0.91%
Class R3	1.56%	1.56%
Class R4	1.26%	1.26%
Class R5	0.94%	0.94%
Class R6	0.84%	0.84%
Class Y	0.92%	0.90%
Class F	0.84%	0.84%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of April 30, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.2%
Consumer Discretionary	11.2
Consumer Staples	1.5
Energy	12.3
Financials	22.9
Health Care	2.2
Industrials	12.2
Information Technology	7.4
Materials	10.5
Real Estate	1.3
Utilities	2.8

Total	93.5%

Short-Term Investments	8.8
Other Assets & Liabilities	(2.3)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

8

Hartford Long/Short Global Equity Fund*

Fund Overview

April 30, 2019 (Unaudited)

Inception 8/29/2014 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide long-term capital appreciation.

*	Effective on or about July 11, 2019, the Fund will be liquidated.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	Since Inception[2]
Class A3	2.78%	-7.48%	2.95%
Class A4	-2.88%	-12.57%	1.71%
Class C3	2.64%	-7.72%	2.44%
Class C4	1.64%	-8.63%	2.44%
Class I3	2.81%	-7.39%	3.11%
Class Y3	2.78%	-7.41%	3.15%
Class F3	2.85%	-7.36%	3.31%
MSCI All Country World (ACWI) Index (Net)	9.37%	5.06%	6.34%
60% MSCI ACWI Small Cap (Net)/40% ICE BofAML US 3-Month Treasury Bill Index[5]	5.18%	0.79%	4.12%

[1]	Not Annualized
[2]	Inception: 08/29/2014
[3]	Without sales charge
[4]	With sales charge
[5]	The blended benchmark, a secondary benchmark, is calculated by Hartford Funds Management Company, LLC

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*

	Gross	Net
Class A	2.45%	2.29%
Class C	3.20%	3.04%
Class I	2.22%	2.04%
Class Y	2.20%	2.04%
Class F	2.14%	2.04%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Short selling can result in substantial losses as the Fund may leverage certain assets, which can increase the volatility of the Fund’s returns, causing it to underperform. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Small-cap securities can have greater risks and volatility than large-cap securities.

Composition by Sector(1)

as of April 30, 2019

Sector	Percentage of Net Assets
Long Positions
Equity Securities
Communication Services	6.8%
Consumer Discretionary	16.6
Consumer Staples	8.1
Energy	4.4
Financials	20.1
Health Care	12.3
Industrials	21.6
Information Technology	17.6
Materials	5.9
Real Estate	12.2
Utilities	1.5

Total	127.1%

Short-Term Investments	1.0
Securities Sold Short	(65.0)
Other Assets & Liabilities	36.9%

Total	100.0%

Securities Sold Short
Equity Securities
Communication Services	(3.1)%
Consumer Discretionary	(8.9)
Consumer Staples	(6.1)
Energy	(1.4)
Financials	(12.6)
Health Care	(3.8)
Industrials	(9.9)
Information Technology	(6.0)
Materials	(5.3)
Real Estate	(5.6)
Utilities	(2.3)

Total	(65.0)%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

9

Hartford International/Global Equity Funds

Benchmark Glossary (Unaudited)

ICE BofAML US 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes) is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

MSCI ACWI ex USA Growth Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities exhibiting overall growth style characteristics across developed market countries (excluding the United States) and emerging market countries.

MSCI ACWI Small Cap Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture small cap representation across developed markets and emerging markets countries.

MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets (excluding the United States) and emerging market countries.

MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets and emerging markets countries.

MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed market countries, excluding the U.S. and Canada.

MSCI EAFE Value Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities exhibiting overall value style characteristics across developed market countries, excluding the U.S. and Canada.

MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across emerging market countries.

MSCI Global Environment Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to maximize its exposure to Clean Technology environmental themes. The MSCI Global Environment Index is comprised of companies that focus on offering products or services that contribute to a more environmentally sustainable economy by making a more efficient use of limited global natural resources.

S&P EPAC SmallCap Index (reflects no deduction for fees, expenses or taxes) is designed to capture the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance.

10

Hartford International/Global Equity Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of November 1, 2018 through April 30, 2019, except as indicated below. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (front-end sales loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class’ annualized expense ratio multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses paid during the period November 1, 2018 through April 30, 2019	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses paid during the period November 1, 2018 through April 30, 2019	Annualized expense ratio
Hartford Emerging Markets Equity Fund

Class A	$1,000.00	$1,110.10	$7.43	$1,000.00	$1,017.75	$7.10	1.42%
Class C	$1,000.00	$1,105.10	$11.48	$1,000.00	$1,013.89	$10.99	2.20%
Class I	$1,000.00	$1,111.80	$5.55	$1,000.00	$1,019.54	$5.31	1.06%
Class R3	$1,000.00	$1,107.50	$8.88	$1,000.00	$1,016.36	$8.50	1.70%
Class R4	$1,000.00	$1,110.50	$7.33	$1,000.00	$1,017.85	$7.00	1.40%
Class R5	$1,000.00	$1,112.20	$5.71	$1,000.00	$1,019.39	$5.46	1.09%
Class R6	$1,000.00	$1,112.10	$5.13	$1,000.00	$1,019.94	$4.91	0.98%
Class Y	$1,000.00	$1,112.60	$5.40	$1,000.00	$1,019.69	$5.16	1.03%
Class F	$1,000.00	$1,112.60	$5.13	$1,000.00	$1,019.94	$4.91	0.98%

Hartford Environmental Opportunities Fund

Class A	$1,000.00	$1,109.30	$5.23	$1,000.00	$1,019.84	$5.01	1.00%
Class C	$1,000.00	$1,109.10	$4.65	$1,000.00	$1,020.38	$4.46	0.89%
Class I	$1,000.00	$1,109.90	$3.87	$1,000.00	$1,021.13	$3.71	0.74%
Class R3	$1,000.00	$1,109.30	$4.65	$1,000.00	$1,020.38	$4.46	0.89%
Class R4	$1,000.00	$1,110.10	$4.45	$1,000.00	$1,020.58	$4.26	0.85%
Class R5	$1,000.00	$1,109.00	$4.24	$1,000.00	$1,020.78	$4.06	0.81%
Class R6	$1,000.00	$1,110.30	$3.61	$1,000.00	$1,021.37	$3.46	0.69%
Class Y	$1,000.00	$1,110.10	$3.77	$1,000.00	$1,021.22	$3.61	0.72%
Class F	$1,000.00	$1,110.50	$3.61	$1,000.00	$1,021.37	$3.46	0.69%

11

Hartford International/Global Equity Funds

Expense Examples (Unaudited) – (continued)

	Actual Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses paid during the period November 1, 2018 through April 30, 2019		Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses paid during the period November 1, 2018 through April 30, 2019		Annualized expense ratio
Hartford International Equity Fund

Class A	$1,000.00	$1,070.60	$4.98		$1,000.00	$1,019.98	$4.86		0.97%
Class C	$1,000.00	$1,065.80	$9.12		$1,000.00	$1,015.97	$8.90		1.78%
Class I	$1,000.00	$1,072.90	$3.44		$1,000.00	$1,021.47	$3.36		0.67%
Class R3	$1,000.00	$1,069.50	$6.41		$1,000.00	$1,018.60	$6.26		1.25%
Class R4	$1,000.00	$1,070.70	$4.88		$1,000.00	$1,020.08	$4.76		0.95%
Class R5	$1,000.00	$1,073.20	$3.34		$1,000.00	$1,021.57	$3.26		0.65%
Class R6	$1,000.00	$1,072.90	$2.78		$1,000.00	$1,022.12	$2.71		0.54%
Class Y	$1,000.00	$1,072.70	$3.03		$1,000.00	$1,021.87	$2.96		0.59%
Class F	$1,000.00	$1,072.90	$2.78		$1,000.00	$1,022.12	$2.71		0.54%

The Hartford International Growth Fund

Class A	$1,000.00	$1,105.40	$6.79		$1,000.00	$1,018.35	$6.51		1.30%
Class C	$1,000.00	$1,101.90	$10.68		$1,000.00	$1,014.63	$10.24		2.05%
Class I	$1,000.00	$1,107.90	$4.97		$1,000.00	$1,020.08	$4.76		0.95%
Class R3	$1,000.00	$1,103.90	$8.09		$1,000.00	$1,017.11	$7.75		1.55%
Class R4	$1,000.00	$1,105.50	$6.63		$1,000.00	$1,018.50	$6.36		1.27%
Class R5	$1,000.00	$1,107.50	$4.96		$1,000.00	$1,020.08	$4.76		0.95%
Class R6	$1,000.00	$1,108.40	$4.44		$1,000.00	$1,020.58	$4.26		0.85%
Class Y	$1,000.00	$1,108.00	$4.60		$1,000.00	$1,020.43	$4.41		0.88%
Class F	$1,000.00	$1,108.00	$4.44		$1,000.00	$1,020.58	$4.26		0.85%

The Hartford International Opportunities Fund

Class A	$1,000.00	$1,100.50	$5.89		$1,000.00	$1,019.19	$5.66		1.13%
Class C	$1,000.00	$1,095.70	$10.03		$1,000.00	$1,015.22	$9.64		1.93%
Class I	$1,000.00	$1,101.70	$4.27		$1,000.00	$1,020.73	$4.11		0.82%
Class R3	$1,000.00	$1,098.50	$7.34		$1,000.00	$1,017.80	$7.05		1.41%
Class R4	$1,000.00	$1,100.40	$5.78		$1,000.00	$1,019.29	$5.56		1.11%
Class R5	$1,000.00	$1,102.30	$4.22		$1,000.00	$1,020.78	$4.06		0.81%
Class R6	$1,000.00	$1,102.30	$3.65		$1,000.00	$1,021.32	$3.51		0.70%
Class Y(1)	$1,000.00	$1,102.50	$3.91		$1,000.00	$1,021.08	$3.76		0.75%
Class F	$1,000.00	$1,102.50	$3.65		$1,000.00	$1,021.32	$3.51		0.70%

The Hartford International Small Company Fund

Class A	$1,000.00	$1,009.90	$7.43		$1,000.00	$1,017.41	$7.45		1.49%
Class C	$1,000.00	$1,006.40	$11.09		$1,000.00	$1,013.74	$11.13		2.23%
Class I	$1,000.00	$1,011.20	$5.88		$1,000.00	$1,018.94	$5.91		1.18%
Class R3	$1,000.00	$1,008.80	$8.22		$1,000.00	$1,016.61	$8.25		1.65%
Class R4	$1,000.00	$1,009.90	$6.73		$1,000.00	$1,018.10	$6.76		1.35%
Class R5	$1,000.00	$1,011.20	$5.24		$1,000.00	$1,019.59	$5.26		1.05%
Class Y	$1,000.00	$1,011.80	$4.99		$1,000.00	$1,019.84	$5.01		1.00%
Class F	$1,000.00	$1,011.60	$4.99		$1,000.00	$1,019.84	$5.01		1.00%

The Hartford International Value Fund

Class A	$1,000.00	$1,023.20	$6.12		$1,000.00	$1,018.75	$6.11		1.22%
Class C	$1,000.00	$1,019.90	$9.77		$1,000.00	$1,015.13	$9.74		1.95%
Class I	$1,000.00	$1,024.90	$4.62		$1,000.00	$1,020.23	$4.61		0.92%
Class R3	$1,000.00	$1,021.80	$7.77		$1,000.00	$1,017.11	$7.75		1.55%
Class R4	$1,000.00	$1,023.60	$6.27		$1,000.00	$1,018.60	$6.26		1.25%
Class R5	$1,000.00	$1,025.00	$4.62		$1,000.00	$1,020.23	$4.61		0.92%
Class R6(2)	$1,000.00	$1,013.30	$1.40	(3)	$1,000.00	$1,020.68	$4.16	(4)	0.83%
Class Y	$1,000.00	$1,025.40	$4.47		$1,000.00	$1,020.38	$4.46		0.89%
Class F	$1,000.00	$1,025.40	$4.22		$1,000.00	$1,020.63	$4.21		0.84%

12

Hartford International/Global Equity Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses paid during the period November 1, 2018 through April 30, 2019	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses paid during the period November 1, 2018 through April 30, 2019	Annualized expense ratio
Hartford Long/Short Global Equity Fund

Class A	$1,000.00	$1,027.80	$16.34	$1,000.00	$1,008.68	$16.19	3.25%
Class C	$1,000.00	$1,026.40	$17.13	$1,000.00	$1,007.89	$16.98	3.41%
Class I	$1,000.00	$1,028.10	$14.08	$1,000.00	$1,010.91	$13.96	2.80%
Class Y	$1,000.00	$1,027.80	$15.33	$1,000.00	$1,009.67	$15.20	3.05%
Class F	$1,000.00	$1,028.50	$15.49	$1,000.00	$1,009.52	$15.35	3.08%

(1)

Effective May 1, 2019, a new transfer agency fee arrangement was implemented. Had the new arrangement been in effect during the period, the annualized expense ratio would have been 0.75%, and the expenses paid in the actual and hypothetical examples would have been $3.91 and $3.76, respectively.

(2)	Inception date of Class R6 shares was February 28, 2019.
(3)	Expenses paid during the period February 28, 2019 through April 30, 2019.
(4)

Please note that while Class R6 shares commenced operations on February 28, 2019, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period November 1, 2018 to April 30, 2019.

13

Hartford Emerging Markets Equity Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.1%
	Brazil - 5.8%
156,837	B3 S.A. - Brasil Bolsa Balcao	$1,377,939
200,025	Banco do Brasil S.A.*	2,534,300
44,790	Cia de Saneamento Basico do Estado de Sao Paulo	536,872
232,543	Cia Siderurgica Nacional S.A.*	862,303
37,323	Cosan S.A. Industria e Comercio	446,132
29,960	Gol Linhas Aereas Inteligentes S.A. ADR*	338,848
86,792	IRB Brasil Resseguros S.A.	2,078,439
179,184	JBS S.A.	903,437
97,888	Natura Cosmeticos S.A.	1,304,141
199,209	Petrobras Distribuidora S.A.	1,204,064
19,351	Porto Seguro S.A.	267,087
38,705	SLC Agricola S.A.	405,696
32,168	Sul America S.A. UNIT	255,959
29,190	Suzano Papel e Celulose S.A.	303,208
220,466	Vale S.A.	2,816,900

		15,635,325

	Cayman Islands - 0.3%
84,555	Chlitina Holding Ltd.	691,988

	Chile - 0.3%
10,856	Cia Cervecerias Unidas S.A. ADR	298,974
57,660	Enel Americas S.A. ADR	503,949

		802,923

	China - 28.7%
7,904,131	Agricultural Bank of China Ltd. Class H	3,653,177
770,447	Air China Ltd. Class H	918,897
43,071	Alibaba Group Holding Ltd. ADR*	7,992,686
247,454	Anhui Conch Cement Co., Ltd. Class H	1,510,413
130,996	ANTA Sports Products Ltd.	921,312
11,743	Autohome, Inc. ADR*	1,356,199
11,143,288	Bank of China Ltd. Class H	5,320,975
2,672,224	Bank of Communications Co., Ltd. Class H	2,253,824
332,139	BYD Electronic International Co., Ltd.	595,457
859,899	China Aoyuan Group Ltd.	1,043,771
647,089	China Cinda Asset Management Co., Ltd. Class H	172,572
358,415	China CITIC Bank Corp. Ltd. Class H	229,982
483,939	China Communications Services Corp. Ltd. Class H	390,314
6,796,122	China Construction Bank Corp. Class H	5,991,225
372,193	China Evergrande Group(1)	1,193,609
1,032,320	China Huarong Asset Management Co., Ltd. Class H(2)	221,390
306,009	China Maple Leaf Educational Systems Ltd.	143,136
698,000	China Medical System Holdings Ltd.	620,056
1,195,324	China Minsheng Banking Corp. Ltd. Class H	898,348
509,952	China National Building Material Co., Ltd. Class H	474,620
518,901	China Oriental Group Co., Ltd.	318,642
5,098,036	China Petroleum & Chemical Corp. Class H	3,918,905
307,758	China Shenhua Energy Co., Ltd. Class H	681,210
136,400	China State Construction Engineering Corp. Ltd. Class A	124,248
661,227	China Telecom Corp. Ltd. Class H	342,702
2,958,421	China Tower Corp. Ltd. Class H(2)	800,954
454,787	Chongqing Rural Commercial Bank Co., Ltd. Class H	266,035
581,368	CNOOC Ltd.	1,055,958
619,628	Daqin Railway Co., Ltd. Class A	784,241
711,556	Dongfeng Motor Group Co., Ltd. Class H	691,289
604,832	Fosun International Ltd.	939,547
579,177	Future Land Development Holdings Ltd.	690,699
647,339	Geely Automobile Holdings Ltd.	1,303,988
1,271,479	Great Wall Motor Co., Ltd. Class H	1,035,366
395,878	Greentown China Holdings Ltd.	358,897
60,727	Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. Class H	315,172
241,227	Guangzhou R&F Properties Co., Ltd. Class H	479,894
610,400	Haitong Securities Co., Ltd. Class H	787,229

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.1% - (continued)
	China - 28.7% - (continued)
252,373	Huaxia Bank Co., Ltd. Class A	$300,736
1,055,073	Industrial & Commercial Bank of China Ltd. Class H	793,583
6,018	Kweichow Moutai Co., Ltd. Class A	870,259
599,374	Li Ning Co., Ltd.*	1,088,892
129,688	Logan Property Holdings Co., Ltd.	206,382
271,441	Luye Pharma Group Ltd.(2)	246,204
79,660	Muyuan Foodstuff Co., Ltd. Class A	756,491
3,293,852	People’s Insurance Co., Group of China Ltd. Class H	1,348,795
560,584	Postal Savings Bank of China Co., Ltd. Class H(2)	341,132
31,595	Qudian, Inc. ADR*	222,429
444,489	Sany Heavy Industry Co., Ltd. Class A	809,273
48,331	Seazen Holdings Co., Ltd. Class A	284,743
193,502	Shenzhen Expressway Co., Ltd. Class H	235,689
46,299	Sinopharm Group Co., Ltd. Class H	181,969
175,249	Sinotruk Hong Kong Ltd.(1)	380,437
659,926	Sunac China Holdings Ltd.	3,400,995
197,064	Tencent Holdings Ltd.	9,712,820
158,612	Tianneng Power International Ltd.	148,948
580,843	Times China Holdings, Ltd.	1,054,715
692,666	Weichai Power Co., Ltd. Class H	1,134,127
64,377	Wuliangye Yibin Co., Ltd. Class A	977,839
63,222	YiChang HEC ChangJiang Pharmaceutical Co., Ltd. Class H(2)	313,801
235,670	Yihai International Holding Ltd.*	1,164,072
5,410	Yum China Holdings, Inc.	257,191
53,103	ZTE Corp. Class H*	169,288

		77,197,749

	Colombia - 0.6%
10,877	Bancolombia S.A. ADR	551,681
64,785	Ecopetrol S.A. ADR	1,197,875

		1,749,556

	Greece - 0.2%
8,038	Motor Oil Hellas Corinth Refineries S.A.	205,011
29,679	OPAP S.A.	319,564

		524,575

	Hong Kong - 4.9%
372,510	China Mobile Ltd.	3,554,268
91,407	China Overseas Land & Investment Ltd.	342,470
373,499	China Resources Cement Holdings Ltd.	374,492
3,023,724	China Unicom Hong Kong Ltd.	3,590,287
185,056	China Water Affairs Group Ltd.	190,295
2,225,112	CITIC Ltd.	3,240,328
144,830	Kingboard Holdings Ltd.	472,214
164,579	Kingboard Laminates Holdings Ltd.	173,086
299,731	Shimao Property Holdings Ltd.	913,581
1,168,302	Yuexiu Property Co., Ltd.	271,187

		13,122,208

	Hungary - 0.3%
42,566	MOL Hungarian Oil & Gas plc	490,176
5,431	OTP Bank Nyrt	241,522

		731,698

	India - 6.9%
486,012	Adani Power Ltd.*	314,266
31,315	Aurobindo Pharma Ltd.	368,849
100,392	Axis Bank Ltd.*	1,106,706
28,168	Bajaj Finance Ltd.	1,254,157
46,806	Bata India Ltd.	979,351
23,998	Divi’s Laboratories Ltd.	602,776
64,575	DLF Ltd.	160,591
18,978	Dr Reddy’s Laboratories Ltd.	798,788
50,635	Escorts Ltd.	538,137
241,164	GAIL India Ltd.	1,235,258

The accompanying notes are an integral part of these financial statements.

14

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.1% - (continued)
	India - 6.9% - (continued)
8,615	Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	$38,833
18,513	HCL Technologies Ltd.	315,084
111,442	Hindalco Industries Ltd.	330,281
75,636	Indian Oil Corp. Ltd.	172,212
77,518	InterGlobe Aviation Ltd.(2)	1,689,774
16,823	Jubilant Foodworks Ltd.	321,507
31,501	Jubilant Life Sciences Ltd.	299,437
66,976	Just Dial Ltd.*	557,756
281,683	Karnataka Bank Ltd.	513,648
17,758	Muthoot Finance Ltd.	152,450
147,302	NCC Ltd.	210,175
43,875	NIIT Technologies Ltd.	816,152
163,917	NMDC Ltd.	236,839
890,637	Oil & Natural Gas Corp. Ltd.	2,167,116
472,228	Power Finance Corp. Ltd.	785,164
18,298	PVR Ltd.	465,617
248,287	REC Ltd.	526,031
78,236	Sun TV Network Ltd.	645,765
10,216	United Breweries Ltd.	208,412
167,113	Wipro Ltd.	718,148
32,508	Zee Entertainment Enterprises Ltd.	202,233

		18,731,513

	Indonesia - 2.2%
2,013,740	Astra International Tbk PT	1,077,992
413,865	Bank Negara Indonesia Persero Tbk PT	279,300
6,138,381	Bank Rakyat Indonesia Persero Tbk PT	1,887,277
3,039,622	Bank Tabungan Pensiunan Nasional Syariah Tbk PT*	526,781
1,724,831	Bukit Asam Tbk PT	479,853
195,957	Gudang Garam Tbk PT	1,162,770
2,532,222	Perusahaan Gas Negara Persero Tbk PT	412,721

		5,826,694

	Malaysia - 0.6%
418,024	Genting Bhd	712,122
131,741	MISC Bhd	220,089
388,548	RHB Bank Bhd	560,507
397,852	Sime Darby Bhd	223,468

		1,716,186

	Mexico - 2.4%
169,273	Alfa S.A.B. de C.V. Class A	170,543
744,430	America Movil S.A.B. de C.V. Class L	552,498
290,434	Fibra Uno Administracion S.A. de C.V. REIT	430,494
40,414	Fomento Economico Mexicano S.A.B. de C.V.	394,979
378,554	Grupo Financiero Banorte S.A.B. de C.V. Class O	2,398,592
884,504	Wal-Mart de Mexico S.A.B. de C.V.	2,598,772

		6,545,878

	Poland - 0.7%
12,656	Grupa Lotos S.A.	275,749
17,282	Jastrzebska Spolka Weglowa S.A.*	263,093
59,055	PGE Polska Grupa Energetyczna S.A.*	147,019
22,024	Polski Koncern Naftowy ORLEN S.A.	565,454
68,993	Powszechna Kasa Oszczednosci Bank Polski S.A.	710,136

		1,961,451

	Russia - 3.9%
210,446	Gazprom PJSC ADR	1,052,090
27,884	LUKOIL PJSC ADR	2,367,537
156,581	MMC Norilsk Nickel PJSC ADR	3,481,365
194,365	Sberbank of Russia PJSC ADR	2,786,010
11,513	Tatneft PSJC ADR	809,076

		10,496,078

	Singapore - 0.2%
480,421	IGG, Inc.	609,103

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.1% - (continued)
	South Africa - 6.5%
17,606	Absa Group Ltd.	$202,815
64,169	African Rainbow Minerals Ltd.	764,374
46,610	Anglo American Platinum Ltd.	2,357,879
74,518	AngloGold Ashanti Ltd.	886,605
33,907	Barloworld Ltd.	302,874
139,230	Exxaro Resources Ltd.	1,593,237
35,452	Impala Platinum Holdings Ltd.*	142,577
33,505	Investec Ltd.	214,397
62,703	Kumba Iron Ore Ltd.	1,885,724
50,493	Mondi Ltd.	1,112,893
120,552	MTN Group Ltd.(1)	873,415
16,033	Naspers Ltd. Class N	4,124,494
34,010	Nedbank Group Ltd.	634,412
347,997	Netcare Ltd.	585,767
32,689	Remgro Ltd.	444,348
32,576	SPAR Group Ltd.	442,300
81,563	Telkom S.A. SOC Ltd.	485,443
72,470	Truworths International Ltd.	384,251

		17,437,805

	South Korea - 13.2%
9,594	AfreecaTV Co., Ltd.	525,270
14,247	CJ Hello Co., Ltd.	105,554
8,668	Daelim Industrial Co., Ltd.	719,225
36,383	DGB Financial Group, Inc.	262,274
11,023	Fila Korea Ltd.	779,564
27,254	Hana Financial Group, Inc.	859,611
7,907	Hanwha Corp.	200,618
9,965	Hotel Shilla Co., Ltd.	983,188
3,099	Hyundai Department Store Co., Ltd.	269,482
6,270	Hyundai Mobis Co., Ltd.	1,250,709
9,076	Hyundai Motor Co.	1,077,326
53,753	Industrial Bank of Korea	651,817
59,008	KB Financial Group, Inc.	2,329,953
108,345	Kia Motors Corp.	4,199,874
6,819	Korea Gas Corp.	269,298
78,469	KT Corp. ADR	943,982
5,548	Kumho Petrochemical Co., Ltd.	436,834
3,529	LG Corp.	220,680
4,820	LG Electronics, Inc.	313,165
2,279	LG Household & Health Care Ltd.	2,777,022
120,763	Meritz Securities Co., Ltd.	524,108
9,154	NHN Entertainment Corp.*	658,872
17,710	Partron Co., Ltd.	210,570
5,725	POSCO	1,253,108
170,528	Samsung Electronics Co., Ltd.	6,704,686
58,933	Shinhan Financial Group Co., Ltd.	2,227,366
2,744	Shinsegae International, Inc.	739,452
3,765	SK Holdings Co., Ltd.	827,965
24,908	SK Hynix, Inc.	1,685,544
4,170	SK Telecom Co., Ltd.	884,481
48,977	Woori Financial Group, Inc.	580,689

		35,472,287

	Taiwan - 11.9%
130,910	Accton Technology Corp.	556,108
244,455	Arcadyan Technology Corp.	677,967
512,844	Asia Cement Corp.	694,142
1,646,015	AU Optronics Corp.	588,679
196,262	Chailease Holding Co., Ltd.	836,730
436,515	Chipbond Technology Corp.	990,628
151,876	Elan Microelectronics Corp.	411,836
95,941	Feng TAY Enterprise Co., Ltd.	777,942
612,389	Fubon Financial Holding Co., Ltd.	904,982
1,031,281	Hon Hai Precision Industry Co., Ltd.	2,903,395
1,883,749	Innolux Corp.	604,463

The accompanying notes are an integral part of these financial statements.

15

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.1% - (continued)
	Taiwan - 11.9% - (continued)
50,471	International Games System Co., Ltd.	$418,178
837,009	King Yuan Electronics Co., Ltd.	776,297
24,990	Largan Precision Co., Ltd.	3,751,559
135,959	Lotus Pharmaceutical Co., Ltd.*	413,931
131,989	Makalot Industrial Co., Ltd.	910,646
250,464	Novatek Microelectronics Corp.	1,638,450
17,379	Parade Technologies Ltd.	294,639
98,200	Primax Electronics Ltd.	201,125
183,919	Radiant Opto-Electronics Corp.	621,598
93,571	Realtek Semiconductor Corp.	634,441
711,816	Shin Kong Financial Holding Co., Ltd.	201,684
142,516	Shin Zu Shing Co., Ltd.	542,935
23,444	Simplo Technology Co., Ltd.	199,108
730,712	Taiwan Semiconductor Manufacturing Co., Ltd.	6,135,080
44,877	TCI Co., Ltd.	669,988
660,119	Uni-President Enterprises Corp.	1,568,890
408,673	Unimicron Technology Corp.	456,770
840,450	United Microelectronics Corp.	366,476
59,785	Walsin Technology Corp.	369,667
34,763	Win Semiconductors Corp.	233,972
1,513,649	Yuanta Financial Holding Co., Ltd.	877,929
228,251	Zhen Ding Technology Holding Ltd.	816,604

		32,046,839

	Thailand - 1.3%
59,154	Bangkok Bank PCL	387,562
240,240	Krungthai Card PCL	304,768
280,147	PTT Exploration & Production PCL	1,171,484
101,035	PTT PCL	154,282
9,618	Siam Cement PCL	138,584
249,713	Siam Global House PCL	135,318
587,284	Sino-Thai Engineering & Construction PCL	464,492
381,732	Sri Trang Agro-Industry PCL	156,639
93,000	Srisawad Corp. PCL	159,491
507,718	Thai Beverage plc	313,618
152,299	Thanachart Capital PCL	252,838

		3,639,076

	Turkey - 1.0%
99,434	Pegasus Hava Tasimaciligi AS*	516,047
93,660	Tekfen Holding AS	418,339
139,683	Turkcell Iletisim Hizmetleri AS	292,955
209,864	Turkiye Sise ve Cam Fabrikalari AS.	214,729
1,110,618	Turkiye Vakiflar Bankasi TAO Class D*	754,358
209,940	Vestel Elektronik Sanayi ve Ticaret AS*	421,972

		2,618,400

	United Arab Emirates - 0.2%
940,741	Aldar Properties PJSC	456,309

	Total Common Stocks (cost $241,049,810)	$248,013,641

PREFERRED STOCKS - 1.3%
	Brazil - 1.3%
232,420	Banco Bradesco S.A.	$2,108,976
41,100	Banco do Estado do Rio Grande do Sul S.A. Class B, 4.34%	255,964
86,900	Petroleo Brasileiro S.A.	600,816
59,700	Telefonica Brasil S.A.	709,043

		3,674,799

	Total Preferred Stocks (cost $3,367,660)	$3,674,799

Shares or Principal Amount		Market Value†
RIGHTS - 0.0%
	Hong Kong - 0.0%
21,800	Haitong Securities Co., Ltd.	$28,067

	Total Rights (cost $—)	$28,067

	Total Long-Term Investments (cost $244,417,470)	$251,716,507

SHORT-TERM INVESTMENTS - 11.0%
	Other Investment Pools & Funds - 10.7%
28,711,323	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 2.37%(3)	$28,711,323

	Securities Lending Collateral - 0.3%
45,220	Citibank NA DDCA, 2.42%, 5/1/2019(3)	45,220
439,909	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.34%(3)	439,909
93,629	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.36%(3)	93,629
161,663	Invesco Government & Agency Portfolio, Institutional Class, 2.33%(3)	161,663
150,215	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.33%(3)	150,215
13,764	Western Asset Institutional Government Class A Fund, Institutional Class, 2.29%(3)	13,764

		904,400

	Total Short-Term Investments (cost $29,615,723)	$29,615,723

Total Investments (cost $274,033,193)	104.4%	$281,332,230
Other Assets and Liabilities	(4.4)%	(11,975,800)

Total Net Assets	100.0%	$269,356,430

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $3,613,255, representing 1.3% of net assets.

(3)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.

16

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Futures Contracts Outstanding at April 30, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI Emerging Market Index Future	178	06/21/2019	$9,613,780	$(4,281)

Total futures contracts				$(4,281)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Brazil	$15,635,325	$15,635,325	$—	$—
Cayman Islands	691,988	—	691,988	—
Chile	802,923	802,923	—	—
China	77,197,749	9,828,505	67,369,244	—
Colombia	1,749,556	1,749,556	—	—
Greece	524,575	524,575	—	—
Hong Kong	13,122,208	—	13,122,208	—
Hungary	731,698	—	731,698	—
India	18,731,513	—	18,731,513	—
Indonesia	5,826,694	—	5,826,694	—
Malaysia	1,716,186	—	1,716,186	—
Mexico	6,545,878	6,545,878	—	—
Poland	1,961,451	—	1,961,451	—
Russia	10,496,078	809,076	9,687,002	—
Singapore	609,103	—	609,103	—
South Africa	17,437,805	1,112,893	16,324,912	—
South Korea	35,472,287	1,524,671	33,947,616	—
Taiwan	32,046,839	—	32,046,839	—
Thailand	3,639,076	2,937,896	701,180	—
Turkey	2,618,400	—	2,618,400	—
United Arab Emirates	456,309	—	456,309	—
Preferred Stocks	3,674,799	3,674,799	—	—
Rights	28,067	28,067	—	—
Short-Term Investments	29,615,723	29,615,723	—	—

Total	$281,332,230	$74,789,887	$206,542,343	$—

Liabilities
Futures Contracts(2)	$(4,281)	$(4,281)	$—	$—

Total	$(4,281)	$(4,281)	$—	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

17

Hartford Environmental Opportunities Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.5%
	Brazil - 2.6%
36,180	Cia de Saneamento do Parana	$723,397

	Chile - 1.3%
30,474	Antofagasta plc	362,268

	China - 6.2%
370,000	China Everbright International Ltd.	362,800
1,013,607	China Longyuan Power Group Corp. Ltd. Class H	698,983
2,365,590	Huaneng Renewables Corp. Ltd. Class H	681,904

		1,743,687

	Denmark - 2.4%
2,518	Rockwool International A/S Class B	673,687

	France - 4.9%
21,689	Cie de Saint-Gobain	889,248
35,575	Rexel S.A.	478,267

		1,367,515

	Germany - 2.2%
5,040	Siemens AG	604,307

	Japan - 7.2%
5,110	Daikin Industries Ltd.	650,603
28,265	Fujitsu General Ltd.	412,741
14,035	Kyudenko Corp.	400,540
34,945	Sekisui Chemical Co., Ltd.	560,989

		2,024,873

	Netherlands - 2.2%
32,608	Arcadis N.V.(1)	616,147

	Spain - 3.9%
119,086	Iberdrola S.A.	1,082,181

	Sweden - 4.6%
21,730	Electrolux AB Class B	532,566
13,653	Hexagon AB Class B	745,893

		1,278,459

	Switzerland - 1.8%
23,983	ABB Ltd.	493,299

	United Kingdom - 4.5%
60,960	National Grid plc	667,873
93,414	Smart Metering Systems plc	602,009

		1,269,882

	United States - 51.7%
7,659	Aptiv plc	656,376
16,126	Avangrid, Inc.	825,812
11,862	Clean Harbors, Inc.*	901,512
4,625	Deere & Co.	766,038
7,770	Eaton Corp. plc	643,511
5,005	Edison International	319,169
15,066	First Solar, Inc.*	927,011
6,468	FMC Corp.	511,360
41,607	Green Plains, Inc.	722,714
33,836	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	899,699
4,131	Hubbell, Inc.	527,116
15,114	Itron, Inc.*	811,017
17,976	Johnson Controls International plc	674,100
5,967	Livent Corp.*	64,324
2,952	NextEra Energy, Inc.	573,987
12,169	Owens Corning	623,905
17,843	Pattern Energy Group, Inc. Class A	412,530
21,823	Skyline Champion Corp.	460,684
17,879	Trimble, Inc.*	729,821
4,723	Verisk Analytics, Inc.	666,604
8,838	Waste Management, Inc.	948,671

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.5% - (continued)
	United States - 51.7% - (continued)
9,404	Xylem, Inc.	$784,294

		14,450,255

	Total Common Stocks (cost $25,283,460)	$26,689,957

SHORT-TERM INVESTMENTS - 3.6%
	Other Investment Pools & Funds - 3.3%
929,427	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 2.37%(2)	$929,427

	Securities Lending Collateral - 0.3%
4,052	Citibank NA DDCA, 2.42%, 5/1/2019(2)	4,052
39,413	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.34%(2)	39,413
8,388	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.36%(2)	8,388
14,484	Invesco Government & Agency Portfolio, Institutional Class, 2.33%(2)	14,484
13,458	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(2)	13,458
1,233	Western Asset Institutional Government Class A Fund, Institutional Class, 2.29%(2)	1,233

		81,028

	Total Short-Term Investments (cost $1,010,455)	$1,010,455

Total Investments (cost $26,293,915)	99.1%	$27,700,412
Other Assets and Liabilities	0.9%	252,132

Total Net Assets	100.0%	$27,952,544

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

18

Hartford Environmental Opportunities Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Brazil	$723,397	$723,397	$—	$—
Chile	362,268	—	362,268	—
China	1,743,687	—	1,743,687	—
Denmark	673,687	—	673,687	—
France	1,367,515	—	1,367,515	—
Germany	604,307	—	604,307	—
Japan	2,024,873	—	2,024,873	—
Netherlands	616,147	—	616,147	—
Spain	1,082,181	—	1,082,181	—
Sweden	1,278,459	—	1,278,459	—
Switzerland	493,299	—	493,299	—
United Kingdom	1,269,882	—	1,269,882	—
United States	14,450,255	14,450,255	—	—
Short-Term Investments	1,010,455	1,010,455	—	—

Total	$27,700,412	$16,184,107	$11,516,305	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

19

Hartford International Equity Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.6%
	Argentina - 0.2%
2,275	MercadoLibre, Inc.*	$1,101,419
44,146	YPF S.A. ADR	597,295

		1,698,714

	Australia - 2.0%
171,951	BHP Group Ltd.	4,550,227
74,429	Commonwealth Bank of Australia	3,911,632
518,503	Goodman Group REIT	4,824,975
380,067	Resolute Mining Ltd.	303,998
737,066	South32 Ltd.	1,740,818
399,651	Treasury Wine Estates Ltd.	4,847,647
366,924	Western Areas Ltd.	586,307

		20,765,604

	Austria - 0.0%
52,816	Zumtobel Group AG*	380,903

	Belgium - 1.1%
28,194	Ageas	1,489,924
146,627	AGFA-Gevaert N.V.*	634,328
59,906	bpost S.A.	721,211
82,323	Groupe Bruxelles Lambert S.A.	7,883,267
30,014	Orange Belgium S.A.	628,839

		11,357,569

	Brazil - 1.9%
63,400	Banco do Brasil S.A.*	803,273
630,594	BR Malls Participacoes S.A.	1,978,094
122,500	Linx S.A.	1,005,031
524,300	Localiza Rent a Car S.A.	4,840,392
89,400	Lojas Renner S.A.	1,068,851
78,220	Pagseguro Digital Ltd. Class A*	2,038,413
187,541	Petroleo Brasileiro S.A. ADR	2,856,249
147,900	TOTVS S.A.	1,680,382
228,545	Vale S.A. ADR	2,920,805

		19,191,490

	Canada - 5.6%
235,964	Advantage Oil & Gas Ltd.*	391,013
183,027	ARC Resources Ltd.(1)	1,162,618
52,579	Bank of Montreal	4,153,101
226,080	Barrick Gold Corp.	2,873,884
48,196	Cameco Corp.	531,714
34,139	Canadian National Railway Co.	3,171,051
147,025	Centerra Gold, Inc.*	748,459
66,751	CGI, Inc.*	4,804,657
86,949	Descartes Systems Group, Inc.*	3,472,249
60,228	Eldorado Gold Corp*	250,549
664,276	Encana Corp.	4,601,389
146,650	First Quantum Minerals Ltd.	1,548,927
34,424	Intact Financial Corp.	2,816,462
155,551	Kinross Gold Corp.*	494,652
32,401	Magna International, Inc.	1,803,495
44,562	Northern Dynasty Minerals Ltd.*(1)	25,612
161,283	Painted Pony Energy Ltd.*(1)	190,212
72,886	Royal Bank of Canada	5,808,792
106,123	SEMAFO, Inc.*	282,002
182,446	Smart REIT	4,613,922
787,365	StorageVault Canada, Inc.	1,569,206
81,466	Toronto-Dominion Bank	4,647,034
29,058	Tourmaline Oil Corp.	434,449
51,832	TransCanada Corp.	2,473,791
216,882	Trican Well Service Ltd.*(1)	228,263
472,597	Tricon Capital Group, Inc.	3,756,929
105,617	Uranium Participation Corp.*	342,150

		57,196,582

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.6% - (continued)
	Chile - 0.6%
489,117	Empresas COPEC S.A.	$6,138,335

	China - 7.8%
1,581,760	361 Degrees International Ltd.	348,178
99,653	Alibaba Group Holding Ltd. ADR*	18,492,607
608,895	AMVIG Holdings Ltd.	147,473
8,874,061	Bank of China Ltd. Class H	4,237,408
1,905,350	China BlueChemical Ltd. Class H	649,423
2,136,707	China Construction Bank Corp. Class H	1,883,647
3,762,618	China Longyuan Power Group Corp. Ltd. Class H	2,594,698
1,030,570	China Machinery Engineering Corp. Class H	499,419
2,462,966	China Telecom Corp. Ltd. Class H	1,276,509
7,477,406	China Tower Corp. Ltd. Class H(2)	2,024,410
1,487,000	CNOOC Ltd.	2,700,888
1,007,000	Country Garden Holdings Co., Ltd.	1,622,737
707,773	CSPC Pharmaceutical Group Ltd.	1,366,165
2,060,580	Daphne International Holdings Ltd.*	65,172
1,350,340	Dongfeng Motor Group Co., Ltd. Class H	1,311,879
217,140	ENN Energy Holdings Ltd.	2,052,186
219,487	Focused Photonics Hangzhou, Inc. Class A	830,154
564,074	Hangzhou Hikvision Digital Technology Co., Ltd. Class A	2,743,266
5,860,514	Industrial & Commercial Bank of China Ltd. Class H	4,408,043
152,986	Jiangsu Hengrui Medicine Co., Ltd. Class A	1,494,776
980,600	Jinyu Bio-Technology Co., Ltd. Class A	2,342,555
193,780	Midea Group Co., Ltd. Class A	1,508,652
23,385	New Oriental Education & Technology Group, Inc. ADR*	2,232,332
1,317,940	PICC Property & Casualty Co., Ltd. Class H	1,480,745
238,140	Ping An Insurance Group Co., of China Ltd. Class H	2,882,603
185,462	Sunny Optical Technology Group Co., Ltd.	2,268,775
241,755	Tencent Holdings Ltd.	11,915,534
182,833	Vipshop Holdings Ltd. ADR*	1,574,192
34,400	WuXi AppTec Co., Ltd. Class H*(2)	423,159
118,245	Wuxi Biologics Cayman, Inc.*(2)	1,191,318
113,396	Yonyou Network Technology Co., Ltd. Class A	532,330
13,627	YY, Inc. ADR*	1,152,980

		80,254,213

	Colombia - 0.1%
15,612	Bancolombia S.A. ADR	791,841

	Denmark - 0.5%
1,186	AP Moller - Maersk A/S Class B	1,528,866
43,374	D/S Norden A/S	688,042
2,372	Drilling Co.*	182,097
27,541	DSV A/S	2,552,164

		4,951,169

	Finland - 0.1%
129,486	Nokia Oyj	680,399

	France - 8.7%
22,886	Air France-KLM*	264,093
41,625	Airbus SE	5,699,697
97,213	Alstom S.A.	4,277,097
43,503	BNP Paribas S.A.	2,315,799
39,986	Capgemini SE	4,852,472
279,980	Cie de Saint-Gobain	11,479,166
11,271	Coface S.A.*	113,689
140,076	Danone S.A.	11,324,440
86,044	Engie S.A.	1,277,108
10,820	L’Oreal S.A.(1)	2,976,068
40,559	Metropole Television S.A.	805,059
31,324	Neopost S.A.	768,336
419,231	Orange S.A.	6,551,973
32,764	Pernod Ricard S.A.	5,712,959
18,686	Renault S.A.	1,274,878

The accompanying notes are an integral part of these financial statements.

20

Hartford International Equity Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.6% - (continued)
	France - 8.7% - (continued)
96,642	Rexel S.A.	$1,299,245
24,384	Safran S.A.	3,554,241
92,692	Schneider Electric SE(1)	7,845,078
52,638	Societe Generale S.A.	1,669,231
1,511	Sopra Steria Group	192,979
91,687	Television Francaise(1)	1,001,624
71,300	Total S.A.(1)	3,963,621
10,103	Unibail-Rodamco-Westfield	1,736,557
62,401	Valeo S.A.	2,269,694
13,175	Vicat S.A.	696,748
48,401	Vinci S.A.(1)	4,888,320

		88,810,172

	Germany - 5.1%
54,891	Allianz SE	13,267,929
15,613	Beiersdorf AG	1,708,387
107,764	CECONOMY AG*	722,792
690,214	E.ON SE	7,420,990
18,022	Hamburger Hafen und Logistik AG	454,909
27,669	HUGO BOSS AG	1,933,348
123,270	Infineon Technologies AG	2,922,189
63,030	Metro AG	1,070,975
36,575	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	9,101,829
13,383	Rheinmetall AG	1,542,096
43,114	RWE AG	1,105,876
19,562	Salzgitter AG	646,548
14,037	Volkswagen AG	2,450,889
166,681	Vonovia SE	8,330,130

		52,678,887

	Greece - 0.5%
961,970	Eurobank Ergasias S.A.*	805,968
165,848	Fourlis Holdings S.A.*	1,001,154
151,723	Hellenic Telecommunications Organization S.A.	2,107,266
90,052	OPAP S.A.	969,623

		4,884,011

	Hong Kong - 2.9%
328,318	AIA Group Ltd.	3,361,791
146,900	China Mobile Ltd.	1,401,632
490,000	China Overseas Land & Investment Ltd.	1,835,859
3,667,220	China Unicom Hong Kong Ltd.	4,354,357
216,000	CST Group Ltd.*	661
62,380	Dah Sing Financial Holdings Ltd.	327,679
16,547,250	G-Resources Group Ltd.*	158,524
442,000	Guangdong Investment Ltd.	826,835
1,724,087	Hong Kong & China Gas Co., Ltd.	4,115,841
124,840	Hong Kong Exchanges & Clearing Ltd.	4,336,792
3,273,210	Pacific Basin Shipping Ltd.	672,518
1,257,097	Sands China Ltd.	6,919,265
1,170,000	Sino Biopharmaceutical Ltd.	1,126,461

		29,438,215

	Hungary - 0.2%
388,765	Magyar Telekom Telecommunications plc	612,978
31,373	OTP Bank Nyrt	1,395,188

		2,008,166

	India - 1.5%
235,410	Allahabad Bank*	158,987
184,454	Canara Bank*	690,943
212,750	Corp. Bank*	83,906
269,364	Edelweiss Financial Services Ltd.	576,101
129,448	Godrej Consumer Products Ltd.	1,212,410
34,296	HDFC Bank Ltd. ADR	3,932,036
544,605	ICICI Bank Ltd.	3,174,253

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.6% - (continued)
	India - 1.5% - (continued)
199,475	ICICI Bank Ltd. ADR	$2,283,989
76,353	Kotak Mahindra Bank Ltd.	1,522,706
919,094	Nava Bharat Ventures Ltd.	1,346,901
217,758	NTPC Ltd.	419,283

		15,401,515

	Indonesia - 0.5%
583,300	Bank Central Asia Tbk PT	1,178,309
1,583,000	Bank Mandiri Persero Tbk PT	862,425
4,988,457	Matahari Department Store Tbk PT	1,428,274
1,095,200	Semen Indonesia Persero Tbk PT	1,039,660
221,500	Unilever Indonesia Tbk PT	707,417

		5,216,085

	Ireland - 1.4%
313,964	Bank of Ireland Group plc	2,007,019
2,115,262	Cairn Homes plc*	3,041,518
130,581	CRH plc	4,392,837
1,374,020	Glenveagh Properties plc*(2)	1,259,080
1,105,119	Hibernia plc REIT	1,763,790
48,509	Smurfit Kappa Group plc	1,422,494

		13,886,738

	Israel - 0.2%
135,054	Teva Pharmaceutical Industries Ltd. ADR*	2,055,522

	Italy - 2.9%
94,712	Assicurazioni Generali S.p.A.	1,837,606
227,995	Banca Popolare dell’Emilia Romagna SC	1,096,173
268,854	Davide Campari-Milano S.p.A.	2,712,194
378,526	Eni S.p.A.	6,450,514
37,832	Ferrari N.V.	5,137,608
217,481	FinecoBank Banca Fineco S.p.A.(1)	2,864,645
147,766	Geox S.p.A.	275,119
161,116	Leonardo S.p.A.	1,863,276
60,253	Moncler S.p.A.	2,477,258
179,240	Saipem S.p.A.*	909,191
303,458	UniCredit S.p.A.	4,201,104

		29,824,688

	Japan - 14.2%
40,980	Aisan Industry Co., Ltd.	277,779
180,477	Aozora Bank Ltd.	4,409,690
44,050	Avex, Inc.	558,223
15,590	Benesse Holdings, Inc.	431,030
39,480	Canon, Inc.	1,095,494
18,460	Cawachi Ltd.	326,849
37,396	Central Japan Railway Co.	8,041,611
69,680	Chiyoda Corp.*	220,797
20,020	Chubu Steel Plate Co., Ltd.	111,647
156,960	Citizen Watch Co., Ltd.	884,976
14,500	CMIC Holdings Co., Ltd.	213,766
5,700	Cosel Co., Ltd.	61,248
78,560	Dai-ichi Life Holdings, Inc.	1,133,999
38,890	DeNA Co., Ltd.	607,337
105,695	East Japan Railway Co.	9,960,891
9,218	Eisai Co., Ltd.	536,770
13,850	Enplas Corp.	392,487
30,240	Exedy Corp.	692,954
33,475	Fuji Media Holdings, Inc.	450,496
14,805	Fujitsu Ltd.	1,086,903
73,110	Funai Electric Co., Ltd.*(1)	529,063
15,505	Gendai Agency, Inc.	65,142
189,670	Gree, Inc.	740,234
35,980	Hisaka Works Ltd.	319,387
104,470	Hitachi Metals Ltd.	1,207,550
98,360	Honda Motor Co., Ltd.	2,744,532

The accompanying notes are an integral part of these financial statements.

21

Hartford International Equity Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.6% - (continued)
	Japan - 14.2% - (continued)
13,510	Honeys Holdings Co., Ltd.	$124,731
33,790	Hosiden Corp.	323,255
50,200	Ibiden Co., Ltd.	900,655
46,070	Ichiyoshi Securities Co., Ltd.	335,779
124,000	Inpex Corp.	1,206,373
41,520	Japan Petroleum Exploration Co., Ltd.	901,361
625,847	Japan Post Bank Co., Ltd.	6,890,780
31,600	Japan Steel Works Ltd.	610,740
64,060	JGC Corp.	923,006
77,540	JSR Corp.	1,183,145
44,100	Keihin Corp.	726,808
77,410	Komatsu Ltd.	1,999,531
46,260	Kyoei Steel Ltd.	768,652
35,910	Maxell Holdings Ltd.	546,465
5,080	Melco Holdings, Inc.	161,403
16,120	Miraial Co., Ltd.	180,414
58,200	Mitsubishi Estate Co., Ltd.	984,159
30,401	Mitsubishi Heavy Industries Ltd.	1,266,963
1,000,049	Mitsubishi UFJ Financial Group, Inc.	4,961,768
95,680	Mitsui Fudosan Co., Ltd. REIT	2,216,133
912,320	Mizuho Financial Group, Inc.	1,424,795
69,720	Nakayama Steel Works Ltd.	324,818
25,950	Neturen Co., Ltd.	223,185
114,320	Nexon Co., Ltd.*	1,627,368
111,634	NGK Insulators Ltd.	1,658,188
87,095	Nichicon Corp.	849,983
39,530	Nikon Corp.	551,277
5,545	Nintendo Co., Ltd.	1,909,784
63,534	Nippon Television Holdings, Inc.	929,963
37,630	Nishimatsuya Chain Co., Ltd.	299,982
658,111	Nissan Motor Co., Ltd.	5,283,341
46,272	Nissin Kogyo Co., Ltd.	616,816
68,560	NOK Corp.	1,101,331
314,700	Nomura Holdings, Inc.	1,191,523
285,799	NTT DOCOMO, Inc.	6,206,290
17,540	Pacific Metals Co., Ltd.	385,382
5,628	PAL GROUP Holdings Co., Ltd.	172,604
43,200	Relia, Inc.	457,174
108,900	Resona Holdings, Inc.	462,293
29,050	Sanyo Shokai Ltd.	491,578
43,525	SCREEN Holdings Co., Ltd.	2,090,818
97,823	Secom Co., Ltd.	8,229,974
85,910	Seven & i Holdings Co., Ltd.	2,973,112
10,840	Shimamura Co., Ltd.	808,274
44,359	Shin-Etsu Chemical Co., Ltd.	4,201,883
12,180	Shinko Electric Industries Co., Ltd.	107,491
57,455	SoftBank Group Corp.	6,092,030
86,700	Sony Financial Holdings, Inc.	1,782,643
169,777	Sumitomo Mitsui Financial Group, Inc.	6,170,749
36,190	Sumitomo Mitsui Trust Holdings, Inc.	1,262,711
46,110	Sumitomo Riko Co., Ltd.	406,295
149,204	T&D Holdings, Inc.	1,616,042
21,625	Tachi-S Co., Ltd.	333,570
56,080	Takeda Pharmaceutical Co., Ltd.	2,069,449
17,400	THK Co., Ltd.	460,123
111,590	Tochigi Bank Ltd.	226,251
45,680	Tokai Rika Co., Ltd.	793,200
74,982	Tokio Marine Holdings, Inc.	3,798,984
22,310	Tokyo Seimitsu Co., Ltd.	648,040
103,450	Tokyo Steel Manufacturing Co., Ltd.	885,928
64,480	Toppan Forms Co., Ltd.	589,699
20,436	Toshiba Machine Co., Ltd.	467,340
52,680	Toyo Engineering Corp.*	280,956
220,575	Toyo Tire & Rubber Co., Ltd.	2,580,381
46,850	Toyoda Gosei Co., Ltd.	975,286

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.6% - (continued)
	Japan - 14.2% - (continued)
21,920	TV Asahi Holdings Corp.	$386,838
39,300	Unipres Corp.	607,360
66,680	Ushio, Inc.	810,615
54,640	Xebio Holdings Co., Ltd.(1)	575,241
620,240	Yahoo Japan Corp.	1,655,711
33,800	Yamato Kogyo Co., Ltd.	938,456

		145,306,101

	Malaysia - 1.3%
1,217,819	Kuala Lumpur Kepong Bhd	7,287,179
1,112,537	Public Bank Bhd	6,056,583

		13,343,762

	Netherlands - 5.2%
42,953	AerCap Holdings N.V.*	2,132,187
72,465	Akzo Nobel N.V.	6,157,027
12,564	ASML Holding N.V.	2,623,498
45,018	Fugro N.V.*(1)	410,299
38,619	Heineken N.V.(1)	4,174,997
338,498	ING Groep N.V.(1)	4,319,243
38,683	InterXion Holding N.V.*	2,676,477
201,823	Koninklijke Philips N.V.	8,667,031
179,909	NN Group N.V.	7,851,163
314,666	PostNL N.V.(1)	816,229
281,109	Royal Dutch Shell plc Class A	8,956,534
127,815	Royal Dutch Shell plc Class B	4,125,018

		52,909,703

	New Zealand - 0.3%
277,956	a2 Milk Co., Ltd.*	3,130,821

	Norway - 0.1%
239,425	Norsk Hydro ASA	1,031,223

	Portugal - 0.3%
134,517	CTT-Correios de Portugal S.A.	381,109
152,853	Galp Energia SGPS S.A.	2,562,774

		2,943,883

	Russia - 2.4%
312,915	Gazprom PJSC ADR	1,564,366
73,252	LUKOIL PJSC ADR	6,219,583
768,812	Sberbank of Russia PJSC	2,677,442
156,557	Sberbank of Russia PJSC ADR	2,244,074
247,670	Surgutneftegas PJSC ADR	927,158
98,700	VEON Ltd. ADR	230,958
288,249	Yandex N.V. Class A*	10,789,160

		24,652,741

	South Africa - 1.0%
11,383	Anglo American Platinum Ltd.	575,836
276,393	Gold Fields Ltd.	1,041,646
110,744	Harmony Gold Mining Co., Ltd. ADR*	192,695
165,864	Impala Platinum Holdings Ltd.*	667,054
85,008	MTN Group Ltd.	615,894
737,416	Nampak Ltd.*	541,270
6,555	Naspers Ltd. Class N	1,686,276
711,454	Petra Diamonds Ltd.*	188,330
233,270	Raubex Group Ltd.	355,327
344,901	Standard Bank Group Ltd.	4,816,835

		10,681,163

	South Korea - 2.5%
9,004	Amorepacific Corp.	1,603,368
20,076	CJ CGV Co., Ltd.	739,161
6,677	CJ CheilJedang Corp.	1,801,298
9,672	CJ ENM Co., Ltd.	1,814,937
12,755	CJ Logistics Corp.*	1,722,270
61,896	DGB Financial Group, Inc.	446,190

The accompanying notes are an integral part of these financial statements.

22

Hartford International Equity Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.6% - (continued)
	South Korea - 2.5% - (continued)
31,266	KB Financial Group, Inc.	$1,234,549
52,660	KT Corp.	1,232,524
942	LG Household & Health Care Ltd.	1,147,852
3,653	NHN Entertainment Corp.*	262,930
212,289	Samsung Electronics Co., Ltd.	8,346,612
29,849	Shinhan Financial Group Co., Ltd.	1,128,140
62,171	SK Hynix, Inc.	4,207,160
87,671	Tongyang Life Insurance Co., Ltd.	340,380

		26,027,371

	Spain - 1.5%
51,807	Aedas Homes SAU*(2)	1,289,970
333,093	CaixaBank S.A.	1,061,732
188,645	Cellnex Telecom S.A.*(2)	5,811,035
590,823	Iberdrola S.A.	5,369,039
125,442	Neinor Homes S.A.*(2)	1,430,003
685,862	Unicaja Banco S.A.(2)	790,343

		15,752,122

	Sweden - 0.9%
120,161	Assa Abloy AB Class B	2,568,749
2,210	Klarna Holding AB(3)(4)(5)	381,630
192,318	Qliro Group AB*	249,103
283,392	SAS AB*	516,860
32,275	Spotify Technology S.A.*	4,381,977
70,519	Telefonaktiebolaget LM Ericsson Class B	697,586

		8,795,905

	Switzerland - 7.5%
33,471	Adecco Group AG	1,923,009
88,582	Alcon, Inc.*	5,101,322
85,147	GAM Holding AG*	353,191
11,144	Geberit AG	4,672,777
3,246	Implenia AG	102,163
92,305	Julius Baer Group Ltd.*	4,458,781
27,157	Kuehne + Nagel International AG(1)	3,947,399
33,407	LafargeHolcim Ltd.*	1,715,030
61,079	Nestle S.A.	5,880,540
165,143	Novartis AG	13,531,828
18,903	Roche Holding AG	4,987,808
26,137	Schindler Holding AG	5,648,857
89,759	Swiss Prime Site AG*	7,208,036
13,445	Swisscom AG(1)	6,264,754
18,804	Temenos AG*	3,128,001
589,530	UBS Group AG*	7,905,276

		76,828,772

	Taiwan - 4.4%
1,209,350	Acer, Inc.	822,055
30,800	ASPEED Technology, Inc.	641,389
3,813,165	Cathay Financial Holding Co., Ltd.	5,521,712
1,649,964	Chunghwa Telecom Co., Ltd.	5,943,530
1,844,110	Compal Electronics, Inc.	1,192,057
1,046,802	Formosa Chemicals & Fibre Corp.	3,766,751
1,376,704	Formosa Plastics Corp.	4,996,221
352,840	Foxconn Technology Co., Ltd.	791,604
76,419	Globalwafers Co., Ltd.	837,684
2,724,110	Innolux Corp.	874,120
439,450	MediaTek, Inc.	4,211,919
2,246,237	Nan Ya Plastics Corp.	5,682,756
289,000	PChome Online, Inc.*	1,230,050
1,748,102	Shin Kong Financial Holding Co., Ltd.	495,302
55,340	Silergy Corp.	907,677
731,010	Taiwan Semiconductor Manufacturing Co., Ltd.	6,137,582
153,500	Walsin Technology Corp.	949,133

		45,001,542

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.6% - (continued)
	Tanzania - 0.1%
269,841	Acacia Mining plc*	$517,064

	Thailand - 0.5%
2,134,500	CP ALL PCL	5,164,922

	Turkey - 0.0%
85,932	Anadolu Efes Biracilik Ve Malt Sanayii AS	285,533

	United Kingdom - 9.3%
181,631	Anglo American plc	4,713,270
156,207	AstraZeneca plc	11,637,390
1,082,914	Aviva plc	6,081,783
232,698	Babcock International Group plc	1,597,390
124,573	BHP Group plc	2,940,491
420,259	BP plc	3,055,997
87,281	British Land Co. plc REIT	677,185
533,686	BT Group plc	1,592,526
703,372	Centrica plc	977,805
1,083,489	Cobham plc*	1,633,658
85,814	Diageo plc	3,617,723
336,524	Firstgroup plc*	484,465
16,925	Go-Ahead Group plc	427,500
772,645	Grainger plc	2,538,974
181,344	Halfords Group plc	552,400
278,320	Hays plc	551,762
403,503	HSBC Holdings plc	3,515,707
30,086	Intertek Group plc	2,104,329
340,780	J Sainsbury plc	990,046
209,323	Just Eat plc*	1,913,634
388,507	Kingfisher plc	1,339,644
58,994	Land Securities Group plc REIT	710,991
7,050,794	Lloyds Banking Group plc	5,766,387
263,592	Marks & Spencer Group plc	983,266
475,485	National Grid plc	5,209,380
1,060,312	Serco Group plc*	1,722,778
232,582	SIG plc	460,148
203,467	Smith & Nephew plc	3,933,522
587,598	Standard Chartered plc	5,372,510
81,892	SThree plc	322,497
67,625	Ultra Electronics Holdings plc	1,406,582
47,946	Unilever N.V.	2,900,952
222,047	Unilever plc	13,459,396

		95,192,088

	United States - 0.2%
727,000	Allstar Co.(3)(4)(5)	261,720
202,061	DraftKings, Inc.(3)(4)(5)	573,853
5,907	JAND, Inc. Series A(3)(4)(5)	81,457
16,188	Tory Burch LLC(3)(4)(5)	950,552

		1,867,582

	Vietnam - 0.1%
720,570	Vincom Retail JSC*	1,118,686

	Total Common Stocks (cost $954,477,263)	$978,161,802

EXCHANGE-TRADED FUNDS - 0.1%
	Other Investment Pools & Funds - 0.1%
2,900	iShares Core MSCI EAFE ETF	$181,424
24,535	iShares MSCI ACWI ex U.S. ETF	1,167,130

		1,348,554

	Total Exchange-Traded Funds (cost $1,327,655)	$1,348,554

The accompanying notes are an integral part of these financial statements.

23

Hartford International Equity Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 1.8%
	Brazil - 0.4%
74,400	Cia Paranaense de Energia	$781,740
320,612	Itau Unibanco Holding S.A.	2,766,138
31,200	Telefonica Brasil S.A.	370,555

		3,918,433

	United States - 1.4%
5,648	Airbnb, Inc. Series E*(3)(4)(5)	720,798
225,050	Coupang LLC(3)(4)(5)	1,282,965
243,469	Essence Group Holdings Corp. Series 3(3)(4)(5)	552,674
13,190	JAND, Inc. Series D(3)(4)(5)	184,792
38,688	Lookout, Inc. Series F(3)(4)(5)	294,029
51,890	MarkLogic Corp. Series F*(3)(4)(5)	524,608
83,245	Pinterest, Inc. Series G*(5)	2,338,230
15,711	Rubicon Global Holdings LLC Series C(3)(4)(5)	319,404
129,258	Uber Technologies, Inc. Series D*(3)(4)(5)	6,075,126
18,160	WeWork Companies, Inc. Series D-1(3)(4)(5)	1,234,880
15,935	WeWork Companies, Inc. Series D-2(3)(4)(5)	1,083,580

		14,611,086

	Total Preferred Stocks (cost $11,231,095)	$18,529,519

ESCROWS - 0.0%(6)
	United States - 0.0%
75,898	Birst, Inc.*(3)(4)(5)	$3,947
75,898	Birst, Inc. Earnout*(3)(4)(5)	—
198,151	Lithium Technology Corp.*(3)(4)(5)	1,981
46,766	One Kings Lane, Inc.*(3)(4)(5)	7,483
28,813	Veracode, Inc.*(3)(4)(5)	15,674

		29,085

	Total Escrows (cost $—)	$29,085

CONVERTIBLE PREFERRED STOCKS - 0.0%
	United States - 0.0%
13,926	Honest Co., Inc. Series C(3)(4)(5)	$440,340

	Total Convertible Preferred Stocks (cost $376,800)	$440,340

	Total Long-Term Investments (cost $967,412,813)	$998,509,300

SHORT-TERM INVESTMENTS - 4.0%
	Other Investment Pools & Funds - 2.2%
22,560,356	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 2.37%(7)	$22,560,356

	Securities Lending Collateral - 1.8%
914,925	Citibank NA DDCA, 2.42%, 5/1/2019(7)	914,925
8,900,566	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.34%(7)	8,900,566
1,894,376	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.36%(7)	1,894,376
3,270,898	Invesco Government & Agency Portfolio, Institutional Class, 2.33%(7)	3,270,898
3,039,256	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.33%(7)	3,039,256

Shares or Principal Amount		Market Value†

SHORT-TERM INVESTMENTS - 4.0% - (continued)
	Securities Lending Collateral - 1.8% - (continued)
278,488	Western Asset Institutional Government Class A Fund, Institutional Class, 2.29%(7)	$278,488

		18,298,509

	Total Short-Term Investments (cost $40,858,865)	$40,858,865

Total Investments (cost $1,008,271,678)	101.5%	$1,039,368,165
Other Assets and Liabilities	(1.5)%	(15,659,008)

Total Net Assets	100.0%	$1,023,709,157

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $14,219,318, representing 1.4% of net assets.

(3)	Investment valued using significant unobservable inputs.

(4)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2019, the aggregate fair value of these securities was $14,991,493, which represented 1.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

The accompanying notes are an integral part of these financial statements.

24

Hartford International Equity Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

(5)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $17,329,723 or 1.7% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
06/2015	Airbnb, Inc. Series E Preferred	5,648	$525,797	$720,798
08/2011	Allstar Co.	727,000	316,259	261,720
03/2015	Birst, Inc.	75,898	—	3,947
03/2015	Birst, Inc. Earnout	75,898	—	—
11/2014	Coupang LLC Preferred	225,050	700,608	1,282,965
12/2014	DraftKings, Inc.	202,061	298,156	573,853
05/2014	Essence Group Holdings Corp. Series 3 Preferred	243,469	384,997	552,674
08/2014	Honest Co., Inc. Series C Convertible Preferred	13,926	376,800	440,340
04/2015	JAND, Inc. Series A	5,907	67,844	81,457
04/2015	JAND, Inc. Series D Preferred	13,190	151,491	184,792
08/2015	Klarna Holding AB	2,210	242,394	381,630
08/2013	Lithium Technology Corp.	198,151	—	1,981
07/2014	Lookout, Inc. Series F Preferred	38,688	441,937	294,029
04/2015	MarkLogic Corp. Series F Preferred	51,890	602,661	524,608

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
08/2014	One Kings Lane, Inc.	46,766	$—	$7,483
03/2015	Pinterest, Inc. Series G Preferred	83,245	1,792,871	2,338,230
09/2015	Rubicon Global Holdings LLC Series C Preferred	15,711	313,599	319,404
11/2013	Tory Burch LLC	16,188	1,268,749	950,552
06/2014	Uber Technologies, Inc. Series D Preferred	129,258	2,005,186	6,075,126
04/2017	Veracode, Inc.	28,813	—	15,674
12/2014	WeWork Companies, Inc. Series D-1 Preferred	18,160	302,385	1,234,880
12/2014	WeWork Companies, Inc. Series D-2 Preferred	15,935	265,336	1,083,580

			$10,057,070	$17,329,723

(6)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(7)	Current yield as of period end.

Futures Contracts Outstanding at April 30, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P/TSX 60 Index Future	52	06/20/2019	$7,711,697	$284,414
SPI 200 Future	68	06/20/2019	7,554,810	167,381

Total				$451,795

Total futures contracts				$451,795

Foreign Currency Contracts Outstanding at April 30, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
16,671,408	JPY	149,051	USD	SSG	05/08/19	$709	$—
2,590	USD	290,160	JPY	SSG	05/07/19	—	(16)

Total						$709	$(16)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Argentina	$1,698,714	$1,698,714	$—	$—
Australia	20,765,604	—	20,765,604	—
Austria	380,903	380,903	—	—
Belgium	11,357,569	628,839	10,728,730	—
Brazil	19,191,490	19,191,490	—	—
Canada	57,196,582	57,196,582	—	—
Chile	6,138,335	6,138,335	—	—
China	80,254,213	24,022,743	56,231,470	—
Colombia	791,841	791,841	—	—
Denmark	4,951,169	182,097	4,769,072	—
Finland	680,399	—	680,399	—
France	88,810,172	21,907,699	66,902,473	—
Germany	52,678,887	722,792	51,956,095	—

The accompanying notes are an integral part of these financial statements.

25

Hartford International Equity Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Description	Total	Level 1	Level 2	Level 3(1)
Greece	$4,884,011	$969,623	$3,914,388	$—
Hong Kong	29,438,215	661	29,437,554	—
Hungary	2,008,166	—	2,008,166	—
India	15,401,515	6,216,025	9,185,490	—
Indonesia	5,216,085	—	5,216,085	—
Ireland	13,886,738	4,695,110	9,191,628	—
Israel	2,055,522	2,055,522	—	—
Italy	29,824,688	2,458,129	27,366,559	—
Japan	145,306,101	—	145,306,101	—
Malaysia	13,343,762	7,287,179	6,056,583	—
Netherlands	52,909,703	4,808,664	48,101,039	—
New Zealand	3,130,821	—	3,130,821	—
Norway	1,031,223	—	1,031,223	—
Portugal	2,943,883	381,109	2,562,774	—
Russia	24,652,741	11,020,118	13,632,623	—
South Africa	10,681,163	1,277,622	9,403,541	—
South Korea	26,027,371	—	26,027,371	—
Spain	15,752,122	1,289,970	14,462,152	—
Sweden	8,795,905	4,381,977	4,032,298	381,630
Switzerland	76,828,772	5,101,322	71,727,450	—
Taiwan	45,001,542	—	45,001,542	—
Tanzania	517,064	—	517,064	—
Thailand	5,164,922	5,164,922	—	—
Turkey	285,533	—	285,533	—
United Kingdom	95,192,088	6,048,614	89,143,474	—
United States	1,867,582	—	—	1,867,582
Vietnam	1,118,686	—	1,118,686	—
Exchange-Traded Funds	1,348,554	1,348,554	—	—
Preferred Stocks	18,529,519	3,918,433	2,338,230	12,272,856
Escrows	29,085	—	—	29,085
Convertible Preferred Stocks	440,340	—	—	440,340
Short-Term Investments	40,858,865	40,858,865	—	—
Foreign Currency Contracts(2)	709	—	709	—
Futures Contracts(2)	451,795	451,795	—	—

Total	$1,039,820,669	$242,596,249	$782,232,927	$14,991,493

Liabilities
Foreign Currency Contracts(2)	$(16)	$—	$(16)	$—

Total	$(16)	$—	$(16)	$—

(1)	For the six-month period ended April 30, 2019, investments valued at $1,323,596 were transferred out of Level 3 due to the expiration of trading restrictions and there were no transfers in to Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2019:

	Common Stocks	Preferred Stocks	Convertible Preferred Stocks	Escrows	Rights	Total
Beginning balance	$2,811,496	$12,869,558	$426,135	$44,450	$1	$16,151,640
Purchases	—	—	—	—	—	—
Sales	(639,765)	(114,588)		(16,033)	(21,594)	(791,980)
Accrued discounts/(premiums)	—	—	—	—	—	—
Total realized gain/(loss)	(107,762)	79,254	—	16,032	21,594	9,118
Net change in unrealized appreciation/depreciation	185,243	762,228	14,205	(15,364)	(1)	946,311
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	—	(1,323,596)	—	—	—	(1,323,596)

Ending balance	$2,249,212	$12,272,856	$440,340	$29,085	$—	$14,991,493

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at six-month period ended April 30, 2019, was $946,311.

The accompanying notes are an integral part of these financial statements.

26

The Hartford International Growth Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6%
	Australia - 1.5%
490,833	Qantas Airways Ltd.	$1,941,600
373,637	South32 Ltd.	882,463
192,436	Treasury Wine Estates Ltd.	2,334,191

		5,158,254

	Brazil - 0.7%
364,570	BR Malls Participacoes S.A.	1,143,611
40,402	Pagseguro Digital Ltd. Class A*	1,052,876

		2,196,487

	Canada - 2.5%
46,337	Canadian National Railway Co.	4,300,544
328,415	Encana Corp.	2,274,906
89,103	First Quantum Minerals Ltd.	941,112
18,777	Magna International, Inc.	1,045,160

		8,561,722

	China - 15.0%
64,498	Alibaba Group Holding Ltd. ADR*	11,968,894
1,597,000	China Longyuan Power Group Corp. Ltd. Class H	1,101,290
437,000	China Merchants Bank Co., Ltd. Class H	2,162,714
15,342,000	China Tower Corp. Ltd. Class H(1)	4,153,646
21,510	Ctrip.com International Ltd. ADR*	947,515
126,100	ENN Energy Holdings Ltd.	1,191,769
393,700	Hangzhou Hikvision Digital Technology Co., Ltd. Class A	1,914,685
282,800	Midea Group Co., Ltd. Class A	2,201,707
13,333	New Oriental Education & Technology Group, Inc. ADR*	1,272,768
718,833	PICC Property & Casualty Co., Ltd. Class H	807,630
367,931	Ping An Insurance Group Co., of China Ltd. Class H	4,453,678
193,300	Shenzhou International Group Holdings Ltd.	2,598,111
76,270	Sunny Optical Technology Group Co., Ltd.	933,018
66,512	TAL Education Group ADR*	2,558,717
256,040	Tencent Holdings Ltd.	12,619,608
16,700	WuXi AppTec Co., Ltd. Class H*(1)	205,429

		51,091,179

	Denmark - 0.4%
13,269	DSV A/S	1,229,609

	France - 10.5%
49,750	Airbus SE	6,812,250
43,165	Alstom S.A.	1,899,138
20,677	Capgemini SE	2,509,242
31,161	Cie de Saint-Gobain	1,277,600
53,145	Edenred	2,505,667
5,813	Kering S.A.	3,439,868
6,804	L’Oreal S.A.(2)	1,871,457
10,790	LVMH Moet Hennessy Louis Vuitton SE(2)	4,236,339
41,760	Safran S.A.	6,086,987
20,179	Schneider Electric SE(2)	1,707,869
21,485	Total S.A.	1,194,368
5,525	Unibail-Rodamco-Westfield	949,666
34,866	Valeo S.A.	1,268,171

		35,758,622

	Germany - 4.1%
16,267	adidas AG	4,190,184
17,032	Beiersdorf AG	1,863,655
115,022	E.ON SE	1,236,685
16,086	HUGO BOSS AG	1,123,996
158,398	Infineon Technologies AG	3,754,919
15,837	Siemens Healthineers AG(1)	677,890
5,873	Volkswagen AG	1,025,438

		13,872,767

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	Hong Kong - 4.8%
672,558	AIA Group Ltd.	$6,886,615
1,302,000	China Unicom Hong Kong Ltd.	1,545,959
277,000	Galaxy Entertainment Group Ltd.	2,074,517
94,602	Melco Resorts & Entertainment Ltd. ADR	2,374,510
267,095	Sands China Ltd.	1,470,134
289,535	Techtronic Industries Co., Ltd.	2,095,220

		16,446,955

	India - 1.5%
89,739	HDFC Bank Ltd.	2,989,999
9,860	HDFC Bank Ltd. ADR	1,130,449
76,164	ICICI Bank Ltd. ADR	872,078

		4,992,526

	Indonesia - 1.0%
3,429,500	Bank Mandiri Persero Tbk PT	1,868,405
6,133,800	Telekomunikasi Indonesia Persero Tbk PT	1,633,353

		3,501,758

	Ireland - 1.5%
90,429	Experian plc	2,632,290
18,769	ICON plc*	2,563,470

		5,195,760

	Israel - 0.4%
78,616	Teva Pharmaceutical Industries Ltd. ADR*	1,196,536

	Italy - 2.7%
125,969	Davide Campari-Milano S.p.A.	1,270,773
121,409	Eni S.p.A.	2,068,948
18,654	Ferrari N.V.	2,533,707
91,340	FinecoBank Banca Fineco S.p.A.	1,203,124
21,722	Moncler S.p.A.	893,084
93,309	UniCredit S.p.A.	1,291,779

		9,261,415

	Japan - 8.4%
48,000	Bandai Namco Holdings, Inc.	2,301,160
10,500	Eisai Co., Ltd.	611,422
53,500	Hoya Corp.	3,778,578
6,180	Keyence Corp.	3,861,223
35,630	Komatsu Ltd.	920,337
49,670	Mitsui Fudosan Co., Ltd. REIT	1,150,453
194,800	Nexon Co., Ltd.*	2,773,016
6,845	Nidec Corp.	977,730
3,114	Nintendo Co., Ltd.	1,072,510
43,380	Ono Pharmaceutical Co., Ltd.	814,903
49,750	Seven & i Holdings Co., Ltd.	1,721,713
10,415	Shin-Etsu Chemical Co., Ltd.	986,555
21,260	SoftBank Group Corp.	2,254,226
17,210	Sony Corp.	866,835
63,450	Sumitomo Mitsui Financial Group, Inc.	2,306,167
40,940	Tokio Marine Holdings, Inc.	2,074,236

		28,471,064

	Netherlands - 6.7%
24,789	AerCap Holdings N.V.*	1,230,526
27,234	ASML Holding N.V.	5,686,752
13,562	Heineken N.V.(2)	1,466,152
194,532	ING Groep N.V.(2)	2,482,233
18,764	InterXion Holding N.V.*	1,298,281
124,446	Koninklijke Philips N.V.	5,344,174
74,300	QIAGEN N.V.*	2,876,960
35,439	Wolters Kluwer N.V.	2,473,553

		22,858,631

	New Zealand - 0.4%
118,073	a2 Milk Co., Ltd.*	1,329,942

The accompanying notes are an integral part of these financial statements.

27

The Hartford International Growth Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	Portugal - 0.4%
74,844	Galp Energia SGPS S.A.	$1,254,854

	Russia - 0.4%
36,322	Yandex N.V. Class A*	1,359,532

	Singapore - 0.7%
119,610	DBS Group Holdings Ltd.	2,487,342

	South Korea - 2.9%
169,586	Samsung Electronics Co., Ltd.	6,667,649
47,651	SK Hynix, Inc.	3,224,580

		9,892,229

	Spain - 1.9%
181,819	Cellnex Telecom S.A.*(1)	5,600,767
25,409	Industria de Diseno Textil S.A.	769,349

		6,370,116

	Sweden - 1.7%
62,264	Assa Abloy AB Class B	1,331,052
41,358	Atlas Copco AB Class A	1,290,961
15,987	Spotify Technology S.A.*	2,170,555
50,124	Trelleborg AB Class B	828,990

		5,621,558

	Switzerland - 9.9%
34,622	Alcon, Inc.*	1,993,836
11,860	Cie Financiere Richemont S.A.	866,994
77,742	Julius Baer Group Ltd.*	3,755,318
104,219	Nestle S.A.	10,033,955
95,288	Novartis AG	7,807,905
3,152	Partners Group Holding AG	2,377,442
26,745	Temenos AG*	4,448,968
167,800	UBS Group AG*	2,250,107

		33,534,525

	Taiwan - 3.2%
96,240	MediaTek, Inc.	922,415
1,189,949	Taiwan Semiconductor Manufacturing Co., Ltd.	9,990,848

		10,913,263

	United Kingdom - 12.3%
65,623	Anglo American plc	1,702,897
15,456	Aon plc	2,784,244
96,897	AstraZeneca plc	7,218,807
117,374	BAE Systems plc	754,396
56,077	BHP Group plc	1,323,673
101,146	Compass Group plc	2,301,462
130,685	Diageo plc	5,509,382
15,266	Fevertree Drinks plc	627,686
421,686	Grainger plc	1,385,694
58,068	IHS Markit Ltd.*	3,324,974
17,357	Intertek Group plc	1,214,015
100,404	Just Eat plc*	917,895
130,019	Prudential plc	2,954,210
32,464	Reckitt Benckiser Group plc	2,626,546
169,993	Smith & Nephew plc	3,286,386
122,810	Standard Chartered plc	1,122,873
46,923	Unilever N.V.	2,839,056

		41,894,196

	United States - 2.1%
17,080	Accenture plc Class A	3,120,003
23,443	Medtronic plc	2,081,973
20,215	Waste Connections, Inc.	1,876,191

		7,078,167

	Total Common Stocks (cost $298,591,454)	$331,529,009

Shares or Principal Amount		Market Value†
EXCHANGE-TRADED FUNDS - 1.0%
	Other Investment Pools & Funds - 1.0%
68,459	iShares MSCI ACWI ex U.S. ETF	$3,256,595

	Total Exchange-Traded Funds (cost $3,165,830)	$3,256,595

	Total Long-Term Investments (cost $301,757,284)	$334,785,604

SHORT-TERM INVESTMENTS - 2.8%
	Other Investment Pools & Funds - 0.9%
2,966,923	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(3)	$2,966,923

	Securities Lending Collateral - 1.9%
326,638	Citibank NA DDCA, 2.42%, 5/1/2019(3)	326,638
3,177,593	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.34%(3)	3,177,593
676,312	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.36%(3)	676,312
1,167,744	Invesco Government & Agency Portfolio, Institutional Class, 2.33%(3)	1,167,744
1,085,045	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(3)	1,085,045
99,423	Western Asset Institutional Government Class A Fund, Institutional Class, 2.29%(3)	99,423

		6,532,755

	Total Short-Term Investments (cost $9,499,678)	$9,499,678

Total Investments (cost $311,256,962)	101.4%	$344,285,282
Other Assets and Liabilities	(1.4)%	(4,641,557)

Total Net Assets	100.0%	$339,643,725

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $10,637,732, representing 3.1% of net assets.

(2)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(3)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.

28

The Hartford International Growth Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
5,786,493	JPY	51,734	USD	SSG	05/08/19	$246	$—

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$5,158,254	$—	$5,158,254	$—
Brazil	2,196,487	2,196,487	—	—
Canada	8,561,722	8,561,722	—	—
China	51,091,179	16,953,323	34,137,856	—
Denmark	1,229,609	—	1,229,609	—
France	35,758,622	2,657,535	33,101,087	—
Germany	13,872,767	—	13,872,767	—
Hong Kong	16,446,955	2,374,510	14,072,445	—
India	4,992,526	2,002,527	2,989,999	—
Indonesia	3,501,758	—	3,501,758	—
Ireland	5,195,760	2,563,470	2,632,290	—
Israel	1,196,536	1,196,536	—	—
Italy	9,261,415	1,241,274	8,020,141	—
Japan	28,471,064	—	28,471,064	—
Netherlands	22,858,631	2,528,807	20,329,824	—
New Zealand	1,329,942	—	1,329,942	—
Portugal	1,254,854	—	1,254,854	—
Russia	1,359,532	1,359,532	—	—
Singapore	2,487,342	—	2,487,342	—
South Korea	9,892,229	—	9,892,229	—
Spain	6,370,116	—	6,370,116	—
Sweden	5,621,558	2,170,555	3,451,003	—
Switzerland	33,534,525	1,993,836	31,540,689	—
Taiwan	10,913,263	—	10,913,263	—
United Kingdom	41,894,196	7,494,912	34,399,284	—
United States	7,078,167	7,078,167	—	—
Exchange-Traded Funds	3,256,595	3,256,595	—	—
Short-Term Investments	9,499,678	9,499,678	—	—
Foreign Currency Contracts(2)	246	—	246	—

Total	$344,285,528	$75,129,466	$269,156,062	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

29

The Hartford International Opportunities Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5%
	Brazil - 0.2%
121,235	Magazine Luiza S.A.	$5,913,495

	Canada - 4.8%
775,131	Canadian National Railway Co.	71,999,180
844,829	Dollarama, Inc.	25,375,770
5,494,682	Encana Corp.	38,061,244
885,474	TransCanada Corp.	42,261,109

		177,697,303

	China - 15.1%
358,395	58.com, Inc. ADR*	25,729,177
518,169	Alibaba Group Holding Ltd. ADR*	96,156,621
3,089,773	China Merchants Bank Co., Ltd. Class H	15,291,293
1,968,376	China National Accord Medicines Corp. Ltd. Class A	13,779,849
249,484,964	China Tower Corp. Ltd. Class H(1)	67,544,791
3,663,399	ENN Energy Holdings Ltd.	34,622,712
2,892,703	Hangzhou Hikvision Digital Technology Co., Ltd. Class A	14,068,107
1,162,867	Hangzhou Tigermed Consulting Co., Ltd. Class A	11,469,580
4,133,280	Kingdee International Software Group Co., Ltd.	5,073,464
476,133	New Oriental Education & Technology Group, Inc. ADR*	45,451,656
1,150,121	NIO, Inc. ADR*(2)	5,578,087
5,544,780	Ping An Insurance Group Co., of China Ltd. Class H	67,117,660
1,343,377	Sunny Optical Technology Group Co., Ltd.	16,433,664
2,194,602	Tencent Holdings Ltd.	108,166,760
985,900	WuXi AppTec Co., Ltd. Class H*(1)	12,127,696
15,188,990	Xiaomi Corp. Class B*(1)(2)	23,344,447

		561,955,564

	Denmark - 0.6%
246,767	DSV A/S	22,867,356

	Finland - 0.3%
302,778	Neste Oyj	10,007,623

	France - 12.5%
399,304	Airbus SE	54,676,557
708,580	AXA S.A.(2)	18,895,383
441,908	Capgemini SE	53,627,420
292,922	Cie Generale des Etablissements Michelin SCA	37,877,895
93,875	LVMH Moet Hennessy Louis Vuitton SE(2)	36,856,930
10,479,600	Natixis S.A.	61,753,560
493,356	Safran S.A.	71,912,155
1,740,822	Total S.A.(2)	96,773,619
844,685	Valeo S.A.(2)	30,723,493

		463,097,012

	Germany - 7.3%
208,389	adidas AG	53,678,502
274,182	Allianz SE	66,273,659
371,873	Beiersdorf AG	40,690,634
1,173,720	E.ON SE	12,619,513
1,534,161	Vonovia SE	76,671,973
413,629	Zalando SE*(1)	19,457,078

		269,391,359

	Hong Kong - 1.2%
4,339,024	AIA Group Ltd.	44,429,157

	India - 2.4%
1,958,172	HDFC Bank Ltd.	65,244,012
2,277,316	ICICI Bank Ltd.	13,273,430
4,433,394	Power Grid Corp. of India Ltd.	11,889,863

		90,407,305

	Israel - 0.2%
532,573	Teva Pharmaceutical Industries Ltd. ADR*	8,105,761

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5% - (continued)
	Italy - 3.6%
327,414	Banca Generali S.p.A.	$9,251,054
391,990	Ferrari N.V.	53,166,208
1,028,043	FinecoBank Banca Fineco S.p.A.(2)	13,541,313
4,121,455	Pirelli & C. S.p.A.*(1)	30,129,358
2,025,900	UniCredit S.p.A.	28,046,771

		134,134,704

	Japan - 12.5%
381,225	CyberAgent, Inc.	15,281,096
143,875	Daikin Industries Ltd.	18,318,089
226,240	FANUC Corp.	42,504,934
81,355	Keyence Corp.	50,830,069
1,326,885	Komatsu Ltd.	34,273,967
157,465	Kose Corp.	29,497,260
2,376,592	Mitsui Fudosan Co., Ltd. REIT	55,046,443
1,118,730	Nexon Co., Ltd.*	15,925,342
753,560	Recruit Holdings Co., Ltd.	22,692,600
443,385	Shiseido Co., Ltd.	34,875,763
1,162,606	Sony Financial Holdings, Inc.	23,904,395
839,535	Sumitomo Mitsui Financial Group, Inc.	30,513,908
377,330	Sysmex Corp.	21,621,786
464,565	Terumo Corp.	14,019,943
638,317	Tokio Marine Holdings, Inc.	32,340,505
519,830	Yamaha Motor Co., Ltd.	10,719,939
463,680	Yamato Holdings Co., Ltd.	10,072,834

		462,438,873

	Luxembourg - 0.8%
1,408,110	ArcelorMittal	30,634,949

	Netherlands - 6.1%
1,016,886	AerCap Holdings N.V.*	50,478,221
5,609,394	ING Groep N.V.(2)	71,576,012
1,366,661	Koninklijke Philips N.V.	58,689,509
1,404,915	Royal Dutch Shell plc Class A	44,762,598

		225,506,340

	Russia - 0.5%
544,240	Yandex N.V. Class A*	20,370,903

	South Korea - 2.9%
18,691	LG Household & Health Care Ltd.	22,775,483
1,718,227	Samsung Electronics Co., Ltd.	67,555,899
260,411	SK Hynix, Inc.	17,622,213

		107,953,595

	Spain - 4.4%
10,544,644	Banco Santander S.A.	53,454,760
1,553,292	Cellnex Telecom S.A.*(1)	47,847,727
6,849,149	Iberdrola S.A.	62,240,885

		163,543,372

	Sweden - 1.4%
1,478,285	Sandvik AB(2)	27,375,446
189,125	Spotify Technology S.A.*	25,677,501

		53,052,947

	Switzerland - 9.7%
861,340	Alcon, Inc.*	49,603,446
811,999	Julius Baer Group Ltd.*	39,223,511
38,811	Lonza Group AG*	11,985,967
1,267,815	Nestle S.A.	122,062,190
950,725	Novartis AG	77,902,469
304,361	PSP Swiss Property AG	31,056,353
310,398	Swiss Re AG	29,884,436

		361,718,372

The accompanying notes are an integral part of these financial statements.

30

The Hartford International Opportunities Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5% - (continued)
	Taiwan - 2.4%
10,679,845	Taiwan Semiconductor Manufacturing Co., Ltd.	$89,668,305

	United Kingdom - 9.1%
2,032,816	Anglo American plc	52,750,964
770,306	AstraZeneca plc	57,387,644
1,853,383	Compass Group plc	42,171,621
713,194	Derwent London plc REIT	29,517,603
615,755	Intertek Group plc	43,068,242
939,313	Rio Tinto plc	54,798,646
1,158,587	Smith & Nephew plc	22,398,361
568,314	Unilever N.V.(2)	34,385,589

		336,478,670

	United States - 0.5%
806,160	Bausch Health Cos., Inc.*	18,614,234

	Total Common Stocks (cost $3,436,444,207)	$3,657,987,199

SHORT-TERM INVESTMENTS - 3.5%
	Other Investment Pools & Funds - 1.0%
37,491,596	Fidelity Institutional Government Fund, Institutional Class, 2.37%(3)	$37,491,596

	Securities Lending Collateral - 2.5%
4,592,798	Citibank NA DDCA, 2.42%, 5/1/2019(3)	4,592,798
44,679,602	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.34%(3)	44,679,602
9,509,503	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.36%(3)	9,509,503
16,419,450	Invesco Government & Agency Portfolio, Institutional Class, 2.33%(3)	16,419,450
15,256,641	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(3)	15,256,641

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 3.5% - (continued)
	Securities Lending Collateral - 2.5% - (continued)
1,397,969	Western Asset Institutional Government Class A Fund, Institutional Class, 2.29%(3)	$1,397,969

		91,855,963

	Total Short-Term Investments (cost $129,347,559)	$129,347,559

Total Investments (cost $3,565,791,766)	102.0%	$3,787,334,758
Other Assets and Liabilities	(2.0)%	(74,339,408)

Total Net Assets	100.0%	$3,712,995,350

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $200,451,097, representing 5.4% of net assets.

(2)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(3)	Current yield as of period end.

Foreign Currency Contracts Outstanding at April 30, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
2,048,536	USD	229,128,718	JPY	SSG	05/08/19	$—	$(9,745)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

31

The Hartford International Opportunities Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Brazil	$5,913,495	$5,913,495	$—	$—
Canada	177,697,303	177,697,303	—	—
China	561,955,564	185,043,237	376,912,327	—
Denmark	22,867,356	—	22,867,356	—
Finland	10,007,623	—	10,007,623	—
France	463,097,012	—	463,097,012	—
Germany	269,391,359	19,457,078	249,934,281	—
Hong Kong	44,429,157	—	44,429,157	—
India	90,407,305	—	90,407,305	—
Israel	8,105,761	8,105,761	—	—
Italy	134,134,704	—	134,134,704	—
Japan	462,438,873	—	462,438,873	—
Luxembourg	30,634,949	—	30,634,949	—
Netherlands	225,506,340	50,478,221	175,028,119	—
Russia	20,370,903	20,370,903	—	—
South Korea	107,953,595	—	107,953,595	—
Spain	163,543,372	—	163,543,372	—
Sweden	53,052,947	25,677,501	27,375,446	—
Switzerland	361,718,372	49,603,446	312,114,926	—
Taiwan	89,668,305	—	89,668,305	—
United Kingdom	336,478,670	—	336,478,670	—
United States	18,614,234	18,614,234	—	—
Short-Term Investments	129,347,559	129,347,559	—	—

Total	$3,787,334,758	$690,308,738	$3,097,026,020	$—

Liabilities
Foreign Currency Contracts(2)	$(9,745)	$—	$(9,745)	$—

Total	$(9,745)	$—	$(9,745)	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

32

The Hartford International Small Company Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9%
	Australia - 5.5%
189,807	ALS Ltd.	$1,064,005
250,295	Costa Group Holdings Ltd.	1,001,933
518,312	Estia Health Ltd.	1,056,355
304,938	Karoon Gas Australia Ltd.*(1)	205,487
143,903	Monadelphous Group Ltd.	1,921,770
1,098,098	NRW Holdings Ltd.	2,275,853
334,877	Nufarm Ltd.	1,196,516
837,327	oOh!media Ltd.	2,228,469
221,619	SpeedCast International Ltd.	606,170

		11,556,558

	Austria - 2.0%
41,077	Porr AG(1)	1,094,424
841	Rhi Magnesita N.V.	54,504
14,516	Schoeller-Bleckmann Oilfield Equipment AG	1,356,061
69,154	Wienerberger AG	1,589,221

		4,094,210

	Belgium - 2.5%
19,273	Cie d’Entreprises CFE	1,920,242
205,046	Euronav N.V.	1,942,432
12,474	Galapagos N.V.*	1,432,799

		5,295,473

	China - 1.0%
1,539,000	Microport Scientific Corp.	1,450,297
736,000	Shandong Weigao Group Medical Polymer Co., Ltd. Class H	723,488

		2,173,785

	Finland - 1.2%
40,720	Metso Oyj	1,523,630
173,351	Outotec Oyj*	915,764

		2,439,394

	France - 8.7%
137,601	Elis S.A.	2,455,706
19,435	ID Logistics Group*	3,474,650
39,956	Imerys S.A.	2,127,801
83,894	Innate Pharma S.A.*(1)	551,092
127,192	Maisons du Monde S.A.(2)	2,738,581
37,838	Rubis SCA	2,075,422
21,114	SOITEC*	2,138,512
37,815	Tikehau Capital SCA	954,300
9,479	Virbac S.A.*	1,688,306

		18,204,370

	Germany - 1.5%
94,977	SAF-Holland S.A.	1,185,163
26,955	STRATEC Biomedical AG	1,895,593

		3,080,756

	Hong Kong - 1.5%
721,061	Cathay Pacific Airways Ltd.	1,214,279
2,594,000	Value Partners Group Ltd.	1,955,170

		3,169,449

	Ireland - 0.7%
1,038,344	Cairn Homes plc*	1,493,027

	Italy - 10.8%
344,724	Anima Holding S.p.A.(2)	1,373,867
368,462	Autogrill S.p.A.	3,580,677
42,905	Banca Generali S.p.A.	1,212,277
44,028	Brunello Cucinelli S.p.A.	1,600,676
73,047	Buzzi Unicem S.p.A.	1,628,629
219,723	Cerved Group S.p.A.	2,147,387
15,320	DiaSorin S.p.A.	1,497,635
162,654	Gima TT S.p.A.(1)(2)	1,292,551

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Italy - 10.8% - (continued)
69,620	Interpump Group S.p.A.	$2,618,008
524,553	OVS S.p.A.*(1)(2)	1,094,606
158,429	Salvatore Ferragamo S.p.A.	3,594,411
19,703	Tod’s S.p.A.(1)	968,374

		22,609,098

	Japan - 34.4%
58,000	Asahi Intecc Co., Ltd.	2,938,220
23,700	Bank of Kyoto Ltd.	1,027,028
178,500	Daikyonishikawa Corp.	1,800,324
9,605	Disco Corp.	1,662,114
215,200	DMG Mori Co., Ltd.	3,103,219
102,500	EPS Holdings, Inc.	1,837,670
200,600	Ferrotec Holdings Corp.	2,243,943
93,600	H2O Retailing Corp.	1,192,480
210,600	Hazama Ando Corp.	1,416,183
545,400	Ichigo, Inc.(1)	1,761,643
89,300	IHI Corp.	2,131,897
199,000	Itoham Yonekyu Holdings, Inc.	1,244,667
70,200	Jamco Corp.	1,413,880
26,300	Japan Airport Terminal Co., Ltd.	1,112,186
114,600	JGC Corp.	1,651,209
109,100	Kanto Denka Kogyo Co., Ltd.	815,828
222,000	Kenedix, Inc.	1,057,153
64,200	KH Neochem Co., Ltd.	1,875,356
40,100	Kyoritsu Maintenance Co., Ltd.(1)	2,060,577
69,900	Kyowa Exeo Corp.	1,911,928
56,678	Kyudenko Corp.	1,617,513
24,100	M&A Capital Partners Co., Ltd.*	1,031,572
91,900	Mirait Holdings Corp.	1,351,929
43,900	Miura Co., Ltd.	1,123,853
24,100	Modec, Inc.	741,041
63,940	Nippon Shinyaku Co., Ltd.	4,415,041
111,300	Nippon Yusen KK	1,901,883
83,600	Persol Holdings Co., Ltd.	1,575,811
26,400	Pigeon Corp.	1,130,333
153,500	San-In Godo Bank Ltd.	1,017,221
125,400	Sanwa Holdings Corp.	1,510,353
17,200	SCREEN Holdings Co., Ltd.	826,240
84,900	SCSK Corp.	4,034,511
48,300	TechnoPro Holdings, Inc.	2,906,144
33,442	Tokyo Kiraboshi Financial Group, Inc.(1)	483,232
36,300	Tokyo Ohka Kogyo Co., Ltd.	1,162,440
168,200	Tokyo Steel Manufacturing Co., Ltd.	1,440,435
192,100	Toyo Tire & Rubber Co., Ltd.	2,247,268
35,800	UT Group Co., Ltd.(1)	1,032,550
55,300	Warabeya Nichiyo Holdings Co., Ltd.	889,484
86,500	Yokogawa Bridge Holdings Corp.	1,407,513
83,300	Zenkoku Hosho Co., Ltd.	2,924,972
47,600	ZOZO, Inc.	845,540

		71,874,384

	Luxembourg - 0.5%
60,461	Reinet Investments SCA	1,017,196

	Netherlands - 2.1%
29,540	IMCD N.V.	2,388,435
32,479	Rhi Magnesita N.V.	2,005,387

		4,393,822

	Norway - 2.6%
366,239	Kongsberg Gruppen ASA	5,309,265

	South Korea - 2.3%
35,879	Hankook Tire Co., Ltd.	1,220,897
31,389	Korea Aerospace Industries Ltd.	940,306
192,037	Nexen Tire Corp.	1,655,080

The accompanying notes are an integral part of these financial statements.

33

The Hartford International Small Company Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	South Korea - 2.3% - (continued)
33,541	Samsung Securities Co., Ltd.	$1,025,017

		4,841,300

	Spain - 1.6%
231,399	Melia Hotels International S.A.	2,293,574
439,298	Prosegur Cash S.A.(2)	944,723

		3,238,297

	Sweden - 0.6%
36,889	Cellavision AB	1,233,239

	Switzerland - 2.5%
30,021	Dufry AG	2,938,191
177,821	OC Oerlikon Corp. AG	2,323,962

		5,262,153

	Taiwan - 0.4%
182,000	Chroma ATE, Inc.	871,892

	United Kingdom - 16.5%
122,763	Abcam plc	2,085,881
836,661	B&M European Value Retail S.A.	4,313,217
100,296	Concentric AB	1,609,442
113,976	Consort Medical plc	1,370,320
622,027	ConvaTec Group plc(2)	1,126,611
600,364	Elementis plc	1,276,316
18,783	Fevertree Drinks plc	772,294
92,216	Genus plc	2,903,874
375,634	Grainger plc	1,234,364
103,357	Hikma Pharmaceuticals plc	2,385,063
137,478	Hill & Smith Holdings plc	2,287,502
147,726	Hunting plc	1,135,312
34,727	James Fisher & Sons plc	892,095
123,261	Keller Group plc	1,131,754
1,324,134	Restaurant Group plc	2,486,406
681,172	Tyman plc	2,265,034
130,729	Ultra Electronics Holdings plc	2,719,128
107,142	Vesuvius plc	864,406
709,213	Volution Group plc	1,599,928

		34,458,947

	Total Common Stocks (cost $210,924,250)	$206,616,615

SHORT-TERM INVESTMENTS - 3.0%
	Other Investment Pools & Funds - 0.5%
1,101,073	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(3)	$1,101,073

	Securities Lending Collateral - 2.5%
260,883	Citibank NA DDCA, 2.42%, 5/1/2019(3)	260,883
2,537,917	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.34%(3)	2,537,917
540,165	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.36%(3)	540,165

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 3.0% - (continued)
	Securities Lending Collateral - 2.5% - (continued)
932,667	Invesco Government & Agency Portfolio, Institutional Class, 2.33%(3)	$932,667
866,617	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(3)	866,617
79,408	Western Asset Institutional Government Class A Fund, Institutional Class, 2.29%(3)	79,408

		5,217,657

	Total Short-Term Investments (cost $6,318,730)	$6,318,730

Total Investments (cost $217,242,980)	101.9%	$212,935,345
Other Assets and Liabilities	(1.9)%	(4,005,098)

Total Net Assets	100.0%	$208,930,247

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $8,570,939, representing 4.1% of net assets.

(3)	Current yield as of period end.

This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2019, the aggregate fair value of this security was $1,017,196, which represented 0.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

Foreign Currency Contracts Outstanding at April 30, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
27,237	USD	3,046,522	JPY	SSG	05/08/19	$—	$(130)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

34

The Hartford International Small Company Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$11,556,558	$—	$11,556,558	$—
Austria	4,094,210	—	4,094,210	—
Belgium	5,295,473	—	5,295,473	—
China	2,173,785	—	2,173,785	—
Finland	2,439,394	—	2,439,394	—
France	18,204,370	8,245,057	9,959,313	—
Germany	3,080,756	1,895,593	1,185,163	—
Hong Kong	3,169,449	—	3,169,449	—
Ireland	1,493,027	1,493,027	—	—
Italy	22,609,098	968,374	21,640,724	—
Japan	71,874,384	—	71,874,384	—
Luxembourg	1,017,196	1,017,196	—	—
Netherlands	4,393,822	2,005,387	2,388,435	—
Norway	5,309,265	—	5,309,265	—
South Korea	4,841,300	1,220,897	3,620,403	—
Spain	3,238,297	—	3,238,297	—
Sweden	1,233,239	1,233,239	—	—
Switzerland	5,262,153	—	5,262,153	—
Taiwan	871,892	—	871,892	—
United Kingdom	34,458,947	15,830,972	18,627,975	—
Short-Term Investments	6,318,730	6,318,730	—	—

Total	$212,935,345	$40,228,472	$172,706,873	$—

Liabilities
Foreign Currency Contracts(2)	$(130)	$—	$(130)	$—

Total	$(130)	$—	$(130)	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

35

The Hartford International Value Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.9%
	Argentina - 0.3%
547,903	YPF S.A. ADR	$7,413,128

	Australia - 0.5%
4,717,073	Resolute Mining Ltd.	3,772,973
4,553,953	Western Areas Ltd.	7,276,752

		11,049,725

	Austria - 0.2%
663,553	Zumtobel Group AG*(1)	4,785,472

	Belgium - 1.8%
349,920	Ageas	18,491,674
1,819,811	AGFA-Gevaert N.V.*	7,872,745
743,503	bpost S.A.	8,951,066
372,509	Orange Belgium S.A.	7,804,622

		43,120,107

	Canada - 2.8%
2,928,587	Advantage Oil & Gas Ltd.*(1)	4,852,925
801,327	ARC Resources Ltd.(1)	5,090,164
1,028,327	Barrick Gold Corp.	13,071,888
598,168	Cameco Corp.	6,599,181
1,824,751	Centerra Gold, Inc.*	9,289,245
747,499	Eldorado Gold Corp*	3,109,596
1,930,569	Kinross Gold Corp.*	6,139,209
553,066	Northern Dynasty Minerals Ltd.*(1)	317,878
2,001,709	Painted Pony Energy Ltd.*(1)	2,360,753
1,476,457	SEMAFO, Inc.*	3,923,406
360,644	Tourmaline Oil Corp.	5,392,028
2,691,757	Trican Well Service Ltd.*(1)	2,833,005
1,310,830	Uranium Participation Corp.*	4,246,475

		67,225,753

	China - 2.3%
19,631,049	361 Degrees International Ltd.(1)	4,321,195
6,998,954	AMVIG Holdings Ltd.	1,695,138
23,646,701	China BlueChemical Ltd. Class H	8,059,785
12,790,958	China Machinery Engineering Corp. Class H	6,198,557
30,567,864	China Telecom Corp. Ltd. Class H	15,842,752
25,888,578	Daphne International Holdings Ltd.*	818,803
16,760,174	Dongfeng Motor Group Co., Ltd. Class H	16,282,803

		53,219,033

	Denmark - 1.3%
14,720	AP Moller - Maersk A/S Class B	18,975,465
538,322	D/S Norden A/S	8,539,406
29,439	Drilling Co.*	2,260,014

		29,774,885

	Finland - 0.4%
1,607,072	Nokia Oyj	8,444,540

	France - 10.0%
284,042	Air France-KLM*	3,277,706
305,538	Alstom S.A.	13,442,806
539,923	BNP Paribas S.A.	28,741,771
720,133	Cie de Saint-Gobain	29,525,417
139,886	Coface S.A.*	1,411,008
1,067,906	Engie S.A.	15,850,399
503,384	Metropole Television S.A.	9,991,714
388,767	Neopost S.A.	9,535,933
231,915	Renault S.A.	15,822,723
1,199,439	Rexel S.A.	16,125,133
653,299	Societe Generale S.A.	20,717,101
18,753	Sopra Steria Group	2,395,053
1,137,942	Television Francaise(1)	12,431,322
884,916	Total S.A.	49,193,153
163,517	Vicat S.A.(1)	8,647,445

		237,108,684

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.9% - (continued)
	Germany - 2.5%
1,337,476	CECONOMY AG*	$8,970,681
838,872	E.ON SE	9,019,320
223,674	Hamburger Hafen und Logistik AG	5,645,948
782,275	Metro AG	13,292,037
535,095	RWE AG	13,725,208
242,787	Salzgitter AG	8,024,402

		58,677,596

	Greece - 0.6%
977,152	Hellenic Telecommunications Organization S.A.	13,571,566

	Hong Kong - 2.2%
1,823,415	China Mobile Ltd.	17,397,935
16,863,625	China Unicom Hong Kong Ltd.	20,023,407
35,872,000	CST Group Ltd.*	109,745
774,202	Dah Sing Financial Holdings Ltd.	4,066,850
205,370,428	G-Resources Group Ltd.*	1,967,470
40,624,248	Pacific Basin Shipping Ltd.	8,346,717

		51,912,124

	Hungary - 0.3%
4,825,025	Magyar Telekom Telecommunications plc	7,607,770

	India - 0.7%
2,921,711	Allahabad Bank*	1,973,218
2,289,288	Canara Bank*	8,575,402
2,640,475	Corp. Bank*	1,041,374
2,381,818	NTPC Ltd.	4,586,075

		16,176,069

	Ireland - 0.6%
2,370,408	Bank of Ireland Group plc	15,152,864

	Italy - 4.6%
1,175,486	Assicurazioni Generali S.p.A.	22,806,826
2,829,683	Banca Popolare dell’Emilia Romagna SC	13,604,782
2,013,636	Eni S.p.A.	34,314,651
1,616,252	Geox S.p.A.	3,009,230
2,224,577	Saipem S.p.A.*	11,284,123
1,770,539	UniCredit S.p.A.	24,511,527

		109,531,139

	Japan - 30.3%
508,574	Aisan Industry Co., Ltd.	3,447,326
546,751	Avex, Inc.	6,928,695
193,482	Benesse Holdings, Inc.	5,349,360
489,951	Canon, Inc.	13,595,191
229,068	Cawachi Ltd.	4,055,827
864,766	Chiyoda Corp.*(1)	2,740,213
293,247	Chubu Steel Plate Co., Ltd.	1,635,374
1,948,065	Citizen Watch Co., Ltd.	10,983,634
179,916	CMIC Holdings Co., Ltd.	2,652,403
86,700	Cosel Co., Ltd.	931,621
975,044	Dai-ichi Life Holdings, Inc.	14,074,576
482,680	DeNA Co., Ltd.	7,537,913
113,127	Eisai Co., Ltd.	6,587,461
171,936	Enplas Corp.	4,872,387
375,359	Exedy Corp.	8,601,411
415,446	Fuji Media Holdings, Inc.	5,590,946
183,714	Fujitsu Ltd.	13,487,287
907,391	Funai Electric Co., Ltd.*(1)	6,566,370
156,229	Gendai Agency, Inc.	656,377
2,354,049	Gree, Inc.	9,187,261
369,927	Hisaka Works Ltd.	3,283,767
1,296,621	Hitachi Metals Ltd.	14,987,407
1,220,761	Honda Motor Co., Ltd.	34,062,810
167,722	Honeys Holdings Co., Ltd.	1,548,490
419,326	Hosiden Corp.	4,011,515
620,935	Ibiden Co., Ltd.	11,140,403

The accompanying notes are an integral part of these financial statements.

36

The Hartford International Value Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.9% - (continued)
	Japan - 30.3% - (continued)
571,757	Ichiyoshi Securities Co., Ltd.	$4,167,218
1,538,960	Inpex Corp.	14,972,258
515,307	Japan Petroleum Exploration Co., Ltd.	11,186,843
392,190	Japan Steel Works Ltd.	7,579,942
795,105	JGC Corp.	11,456,234
962,404	JSR Corp.	14,684,849
547,308	Keihin Corp.	9,020,127
574,092	Kyoei Steel Ltd.	9,539,057
445,646	Maxell Holdings Ltd.	6,781,671
64,750	Melco Holdings, Inc.	2,057,253
200,084	Miraial Co., Ltd.	2,239,329
722,300	Mitsubishi Estate Co., Ltd.	12,214,050
377,348	Mitsubishi Heavy Industries Ltd.	15,725,991
5,813,594	Mitsubishi UFJ Financial Group, Inc.	28,844,293
11,391,187	Mizuho Financial Group, Inc.	17,789,929
816,366	Nakayama Steel Works Ltd.	3,803,365
327,561	Neturen Co., Ltd.	2,817,219
1,080,938	Nichicon Corp.	10,549,163
490,620	Nikon Corp.	6,842,081
788,493	Nippon Television Holdings, Inc.	11,541,374
467,002	Nishimatsuya Chain Co., Ltd.(1)	3,722,886
1,431,800	Nissan Motor Co., Ltd.	11,494,548
574,333	Nissin Kogyo Co., Ltd.	7,655,988
850,902	NOK Corp.	13,668,684
3,905,800	Nomura Holdings, Inc.	14,788,210
217,701	Pacific Metals Co., Ltd.	4,783,243
74,703	PAL GROUP Holdings Co., Ltd.	2,291,045
518,200	Relia, Inc.	5,483,968
1,349,600	Resona Holdings, Inc.	5,729,213
364,977	Sanyo Shokai Ltd.	6,176,067
134,527	Shimamura Co., Ltd.	10,030,872
152,361	Shinko Electric Industries Co., Ltd.	1,344,618
749,571	Sumitomo Mitsui Financial Group, Inc.	27,244,059
419,490	Sumitomo Mitsui Trust Holdings, Inc.	14,636,494
520,146	Sumitomo Riko Co., Ltd.	4,583,229
1,851,781	T&D Holdings, Inc.	20,056,803
287,712	Tachi-S Co., Ltd.	4,438,012
695,999	Takeda Pharmaceutical Co., Ltd.	25,683,564
216,000	THK Co., Ltd.	5,711,867
1,384,946	Tochigi Bank Ltd.	2,808,012
566,921	Tokai Rika Co., Ltd.	9,844,171
276,863	Tokyo Seimitsu Co., Ltd.	8,042,057
1,283,926	Tokyo Steel Manufacturing Co., Ltd.	10,995,317
800,258	Toppan Forms Co., Ltd.	7,318,721
253,669	Toshiba Machine Co., Ltd.	5,801,022
653,783	Toyo Engineering Corp.*	3,486,795
581,430	Toyoda Gosei Co., Ltd.	12,103,749
272,042	TV Asahi Holdings Corp.	4,800,922
487,732	Unipres Corp.	7,537,627
827,534	Ushio, Inc.	10,060,161
678,159	Xebio Holdings Co., Ltd.(1)	7,139,544
7,697,909	Yahoo Japan Corp.	20,549,326
419,537	Yamato Kogyo Co., Ltd.	11,648,429

		713,987,494

	Netherlands - 3.8%
558,726	Fugro N.V.*(1)	5,092,294
1,859,229	ING Groep N.V.(1)	23,723,810
3,905,370	PostNL N.V.(1)	10,130,344
1,586,333	Royal Dutch Shell plc Class B	51,196,276

		90,142,724

	Norway - 0.5%
2,971,542	Norsk Hydro ASA	12,798,677

	Portugal - 0.2%
1,669,512	CTT-Correios de Portugal S.A.	4,730,000

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.9% - (continued)
	Russia - 2.2%
3,883,639	Gazprom PJSC ADR	$19,415,604
112,629	LUKOIL PJSC ADR	9,562,952
559,581	Sberbank of Russia PJSC ADR	8,020,984
3,073,843	Surgutneftegas PJSC ADR	11,506,999
1,256,841	VEON Ltd. ADR	2,941,008

		51,447,547

	South Africa - 2.2%
141,276	Anglo American Platinum Ltd.	7,146,787
3,430,358	Gold Fields Ltd.	12,928,031
1,374,462	Harmony Gold Mining Co., Ltd. ADR*(1)	2,391,564
2,058,565	Impala Platinum Holdings Ltd.*	8,278,917
1,055,048	MTN Group Ltd.	7,643,958
8,230,218	Nampak Ltd.*	6,041,055
8,528,670	Petra Diamonds Ltd.*	2,257,642
2,908,189	Raubex Group Ltd.	4,429,880

		51,117,834

	South Korea - 2.4%
792,218	DGB Financial Group, Inc.	5,710,867
388,047	KB Financial Group, Inc.	15,322,179
638,956	KT Corp.	14,954,967
39,680	NHN Entertainment Corp.*	2,856,026
370,461	Shinhan Financial Group Co., Ltd.	14,001,532
1,088,099	Tongyang Life Insurance Co., Ltd.	4,224,508

		57,070,079

	Spain - 1.0%
4,134,071	CaixaBank S.A.	13,177,324
8,512,344	Unicaja Banco S.A.(2)	9,809,079

		22,986,403

	Sweden - 0.8%
2,059,915	Qliro Group AB*	2,668,144
3,517,224	SAS AB*	6,414,828
875,223	Telefonaktiebolaget LM Ericsson Class B	8,657,858

		17,740,830

	Switzerland - 4.2%
415,414	Adecco Group AG	23,866,771
1,056,773	GAM Holding AG*	4,383,516
42,258	Implenia AG	1,330,004
375,884	Julius Baer Group Ltd.*	18,157,030
414,620	LafargeHolcim Ltd.*	21,285,528
2,268,512	UBS Group AG*	30,419,511

		99,442,360

	Taiwan - 2.5%
15,009,243	Acer, Inc.	10,202,521
22,887,676	Compal Electronics, Inc.	14,794,898
4,379,240	Foxconn Technology Co., Ltd.	9,824,918
33,809,400	Innolux Corp.	10,848,858
816,100	MediaTek, Inc.	7,821,930
21,695,746	Shin Kong Financial Holding Co., Ltd.	6,147,203

		59,640,328

	Tanzania - 0.3%
3,349,040	Acacia Mining plc*	6,417,360

	Turkey - 0.2%
1,075,580	Anadolu Efes Biracilik Ve Malt Sanayii AS	3,573,920

	United Kingdom - 11.2%
820,676	Anglo American plc	21,296,296
134,078	AstraZeneca plc	9,988,784
5,215,902	BP plc	37,928,469
1,083,259	British Land Co. plc REIT	8,404,652
6,623,663	BT Group plc	19,765,096
8,729,663	Centrica plc	12,135,692

The accompanying notes are an integral part of these financial statements.

37

The Hartford International Value Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.9% - (continued)
	United Kingdom - 11.2% - (continued)
4,176,654	Firstgroup plc*	$6,012,779
210,059	Go-Ahead Group plc	5,305,772
2,250,690	Halfords Group plc	6,855,927
3,454,274	Hays plc	6,848,009
5,008,005	HSBC Holdings plc	43,634,571
4,229,476	J Sainsbury plc	12,287,625
4,821,823	Kingfisher plc	16,626,544
732,184	Land Securities Group plc REIT	8,824,230
3,271,483	Marks & Spencer Group plc	12,203,473
3,837,419	Serco Group plc*	6,234,978
2,546,967	SIG plc	5,039,001
2,412,047	Standard Chartered plc	22,053,762
943,308	SThree plc	3,714,823

		265,160,483

	Total Common Stocks (cost $2,277,081,442)	$2,191,026,494

PREFERRED STOCKS - 0.6%
	Brazil - 0.6%
923,400	Cia Paranaense de Energia	$9,702,400
387,200	Telefonica Brasil S.A.	4,598,685

		14,301,085

	Total Preferred Stocks (cost $11,508,302)	$14,301,085

	Total Long-Term Investments (cost $2,288,589,745)	$2,205,327,579

SHORT-TERM INVESTMENTS - 8.8%
	Other Investment Pools & Funds - 8.2%
194,000,424	Fidelity Institutional Government Fund, Institutional Class, 2.37%(3)	$194,000,424

	Securities Lending Collateral - 0.6%
711,507	Citibank NA DDCA, 2.42%, 5/1/2019(3)	711,507
6,921,678	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.34%(3)	6,921,678
1,473,194	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.36%(3)	1,473,194
2,543,670	Invesco Government & Agency Portfolio, Institutional Class, 2.33%(3)	2,543,670

Shares or Principal Amount		Market Value†

SHORT-TERM INVESTMENTS - 8.8% - (continued)
	Securities Lending Collateral - 0.6% - (continued)
2,363,529	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(3)	$2,363,529
216,571	Western Asset Institutional Government Class A Fund, Institutional Class, 2.29%(3)	216,571

		14,230,149

	Total Short-Term Investments (cost $208,230,573)	$208,230,573

Total Investments (cost $2,496,820,318)	102.3%	$2,413,558,152
Other Assets and Liabilities	(2.3)%	(53,831,596)

Total Net Assets	100.0%	$2,359,726,556

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of this security was $9,809,079, representing 0.4% of net assets.

(3)	Current yield as of period end.

Futures Contracts Outstanding at April 30, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI EAFE Index Future	609	06/21/2019	$58,372,650	$127,340

Total futures contracts				$127,340

Foreign Currency Contracts Outstanding at April 30, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
2,491,799,948	JPY	22,278,050	USD	SSG	05/08/19	$105,979	$—
27,027	USD	3,027,312	JPY	IBS	05/07/19	—	(165)

Total						$105,979	$(165)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

38

The Hartford International Value Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Argentina	$7,413,128	$7,413,128	$—	$—
Australia	11,049,725	—	11,049,725	—
Austria	4,785,472	4,785,472	—	—
Belgium	43,120,107	7,804,622	35,315,485	—
Canada	67,225,753	67,225,753	—	—
China	53,219,033	1,695,138	51,523,895	—
Denmark	29,774,885	2,260,014	27,514,871	—
Finland	8,444,540	—	8,444,540	—
France	237,108,684	12,431,322	224,677,362	—
Germany	58,677,596	8,970,681	49,706,915	—
Greece	13,571,566	—	13,571,566	—
Hong Kong	51,912,124	109,745	51,802,379	—
Hungary	7,607,770	—	7,607,770	—
India	16,176,069	—	16,176,069	—
Ireland	15,152,864	—	15,152,864	—
Italy	109,531,139	3,009,230	106,521,909	—
Japan	713,987,494	—	713,987,494	—
Netherlands	90,142,724	—	90,142,724	—
Norway	12,798,677	—	12,798,677	—
Portugal	4,730,000	4,730,000	—	—
Russia	51,447,547	2,941,008	48,506,539	—
South Africa	51,117,834	15,120,141	35,997,693	—
South Korea	57,070,079	—	57,070,079	—
Spain	22,986,403	—	22,986,403	—
Sweden	17,740,830	—	17,740,830	—
Switzerland	99,442,360	—	99,442,360	—
Taiwan	59,640,328	—	59,640,328	—
Tanzania	6,417,360	—	6,417,360	—
Turkey	3,573,920	—	3,573,920	—
United Kingdom	265,160,483	28,124,279	237,036,204	—
Preferred Stocks	14,301,085	14,301,085	—	—
Short-Term Investments	208,230,573	208,230,573	—	—
Foreign Currency Contracts(2)	105,979	—	105,979	—
Futures Contracts(2)	127,340	127,340	—	—

Total	$2,413,791,471	$389,279,531	$2,024,511,940	$—

Liabilities
Foreign Currency Contracts(2)	$(165)	$—	$(165)	$—

Total	$(165)	$—	$(165)	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

39

Hartford Long/Short Global Equity Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 126.2%
	Automobiles & Components - 2.4%
14,100	Keihin Corp.	$232,380
35,605	Pirelli & C. S.p.A.*(1)	260,286

		492,666

	Banks - 10.0%
100,748	Akbank T.A.S.*	103,579
54,864	Banca Popolare dell’Emilia Romagna SC	263,780
42,082	Bank of Ireland Group plc	269,010
265	Bank of Kyoto Ltd.	11,484
6,507	Essent Group Ltd.*	308,757
9,780	First Hawaiian, Inc.	270,417
25,056	MGIC Investment Corp.*	366,820
176,499	Unicaja Banco S.A.(1)	203,386
5,702	Western Alliance Bancorp*	272,441

		2,069,674

	Capital Goods - 16.3%
7,340	AerCap Holdings N.V.*	364,358
9,904	Aerojet Rocketdyne Holdings, Inc.*	335,349
4,700	AGCO Corp.	332,666
14,253	Barloworld Ltd.	127,315
158,000	China Communications Services Corp. Ltd. Class H	127,433
3,702	EnerSys	256,141
11,479	Escorts Ltd.	121,996
5,669	FLSmidth & Co. AS	284,937
14,900	Fuji Corp.	225,231
5,222	Greenbrier Cos., Inc.	185,538
20,053	Leonardo S.p.A.	231,909
9,744	nVent Electric plc	272,345
2,387	Rheinmetall AG	275,049
14,348	Trelleborg AB Class B	237,298

		3,377,565

	Commercial & Professional Services - 1.0%
3,345	TriNet Group, Inc.*	208,527

	Consumer Durables & Apparel - 8.8%
6,835	Acushnet Holdings Corp.	172,310
2,975	Carter’s, Inc.	315,082
3,527	HUGO BOSS AG	246,446
8,790	La-Z-Boy, Inc.	288,312
7,712	Skechers USA, Inc. Class A*	244,162
6,815	Toll Brothers, Inc.	259,652
12,836	Under Armour, Inc. Class A*	296,383

		1,822,347

	Consumer Services - 4.7%
5,297	Cheesecake Factory, Inc.	262,837
3,577	Hyatt Hotels Corp. Class A	274,463
7,138	Jubilant Foodworks Ltd.	136,416
5,700	Kyoritsu Maintenance Co., Ltd.	292,900

		966,616

	Diversified Financials - 3.6%
7,300	Jafco Co., Ltd.	276,348
7,200	Qudian, Inc. ADR*	50,688
16,398	Redwood Trust, Inc. REIT	268,271
7,252	Solar Capital Ltd.	155,338

		750,645

	Energy - 4.4%
7,908	Delek U.S. Holdings, Inc.	293,070
27,427	Enerplus Corp.	250,993
11,400	Japan Petroleum Exploration Co., Ltd.	247,483
9,303	YPF S.A. ADR	125,870

		917,416

	Food & Staples Retailing - 1.1%
5,792	Performance Food Group Co.*	237,182

Shares or Principal Amount		Market Value†
COMMON STOCKS - 126.2% - (continued)
	Food, Beverage & Tobacco - 4.6%
18,869	a2 Milk Co., Ltd.*	$212,118
986	Boston Beer Co., Inc. Class A*	305,670
32,600	Itoham Yonekyu Holdings, Inc.	203,900
1,975	Post Holdings, Inc.*	222,740

		944,428

	Health Care Equipment & Services - 9.7%
3,007	Amedisys, Inc.*	384,355
6,698	Apollo Hospitals Enterprise Ltd.	117,121
4,381	Encompass Health Corp.	282,356
2,937	Haemonetics Corp.*	256,341
2,550	Hill-Rom Holdings, Inc.	258,621
1,898	Molina Healthcare, Inc.*	246,038
3,154	Omnicell, Inc.*	253,455
5,700	Qualicorp Consultoria e Corretora de Seguros S.A.	25,003
188,000	Shandong Weigao Group Medical Polymer Co., Ltd. Class H	184,804

		2,008,094

	Household & Personal Products - 2.4%
6,801	Edgewell Personal Care Co.*	280,405
4,447	Nu Skin Enterprises, Inc. Class A	226,219

		506,624

	Insurance - 5.6%
9,261	Assured Guaranty Ltd.	441,750
6,114	Athene Holding Ltd. Class A*	276,108
80,076	Old Mutual Ltd.(2)	128,802
36,144	Storebrand ASA	305,464

		1,152,124

	Materials - 5.9%
9,237	Alcoa Corp.*	246,443
3,614	Carpenter Technology Corp.	179,508
5,500	Louisiana-Pacific Corp.	137,775
7,031	Methanex Corp.	385,427
8,300	Tokyo Ohka Kogyo Co., Ltd.	265,792

		1,214,945

	Media & Entertainment - 4.5%
6,339	Cinemark Holdings, Inc.	266,555
13,790	DeNA Co., Ltd.	215,356
5,408	Mail.Ru Group Ltd. GDR*	124,925
7,762	New York Times Co. Class A	257,310
2,274	PVR Ltd.	57,865

		922,011

	Pharmaceuticals, Biotechnology & Life Sciences - 2.6%
1,568	Blueprint Medicines Corp.*	118,556
168,000	China Traditional Chinese Medicine Co., Ltd.	95,362
15,393	Sangamo Therapeutics, Inc.*	179,944
142,000	SSY Group Ltd.	134,506

		528,368

	Real Estate - 12.2%
9,899	Alexander & Baldwin, Inc.	233,814
14,846	Castellum AB	266,923
125,000	Corp. Inmobiliaria Vesta S.A.B. de C.V.	196,160
25,369	Dream Global Real Estate Investment Trust	261,132
9,917	Park Hotels & Resorts, Inc. REIT	318,137
2,009	PS Business Parks, Inc. REIT	308,623
2,572	PSP Swiss Property AG	262,441
11,277	STORE Capital Corp. REIT	375,750
24,807	UNITE Group plc	304,901

		2,527,881

	Retailing - 0.7%
3,000	Magazine Luiza S.A.	146,331

The accompanying notes are an integral part of these financial statements.

40

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 126.2% - (continued)
	Semiconductors & Semiconductor Equipment - 9.8%
5,779	ASM International N.V.	$394,009
8,487	First Solar, Inc.*	522,205
11,088	Kulicke & Soffa Industries, Inc.	258,018
24,000	Novatek Microelectronics Corp.	157,000
23,000	Realtek Semiconductor Corp.	155,947
8,317	Teradyne, Inc.	407,533
236,000	Xinyi Solar Holdings Ltd.	134,578

		2,029,290

	Software & Services - 3.0%
2,500	SCSK Corp.	118,802
7,363	Teradata Corp.*	334,795
2,765	WNS Holdings Ltd. ADR*	158,020

		611,617

	Technology Hardware & Equipment - 4.8%
4,334	Arrow Electronics, Inc.*	366,267
39,454	Electrocomponents plc	332,689
4,196	Landis+Gyr Group AG*	293,613

		992,569

	Telecommunication Services - 2.3%
18,123	Hellenic Telecommunications Organization S.A.	251,709
17,676	LG Uplus Corp.	216,516

		468,225

	Transportation - 4.3%
84,400	Aeroflot PJSC*	125,733
94,733	Air New Zealand Ltd.	169,646
227,000	AirAsia Group Bhd	149,957
29,000	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	178,595
14,918	JetBlue Airways Corp.*	276,729

		900,660

	Utilities - 1.5%
153,000	China Longyuan Power Group Corp. Ltd. Class H	105,509
364,000	Huaneng Renewables Corp. Ltd. Class H	104,926
2,730	Korea Gas Corp.	107,814

		318,249

	Total Common Stocks (cost $25,789,716)	$26,114,054

PREFERRED STOCKS - 0.9%
	Banks - 0.9%
36,573	Banco ABC Brasil S.A.	$181,415

	Total Preferred Stocks (cost $207,476)	$181,415

	Total Long-Term Investments (cost $25,997,192)	$26,295,469

SHORT-TERM INVESTMENTS - 1.0%
	Other Investment Pools & Funds - 0.4%
74,074	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(3)	$74,074

	Securities Lending Collateral - 0.6%
6,630	Citibank NA DDCA, 2.42%, 5/1/2019(3)	6,630
64,498	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.34%(3)	64,498
13,728	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.36%(3)	13,728
23,702	Invesco Government & Agency Portfolio, Institutional Class, 2.33%(3)	23,702
22,024	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(3)	22,024

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.0% - (continued)
	Securities Lending Collateral - 0.6% - (continued)
2,018	Western Asset Institutional Government Class A Fund, Institutional Class, 2.29%(3)	$2,018

		132,600

	Total Short-Term Investments (cost $206,674)	$206,674

Total Investments (cost $26,203,866)	128.1%	$26,502,143

Total Securities Sold Short (proceeds $13,009,935)	(65.0)%	$(13,447,318)
Other Assets and Liabilities	36.9%	7,634,482

Total Net Assets	100.0%	$20,689,307

SECURITIES SOLD SHORT - (65.0%)
COMMON STOCKS - (63.1%)
	Automobiles & Components - (2.0%)
(50,008)	Brilliance China Automotive Holdings Ltd.	$(55,086)
(468)	Dorman Products, Inc.*	(41,030)
(1,511)	LCI Industries	(132,741)
(4,198)	Veoneer, Inc.*	(92,650)
(2,426)	Winnebago Industries, Inc.	(85,808)

		(407,315)

	Banks - (6.0%)
(1,333)	Aareal Bank AG	(46,626)
(2,865)	Allegiance Bancshares, Inc.*	(99,043)
(1,539)	Bank of Hawaii Corp.	(126,783)
(46,024)	CYBG plc	(121,951)
(4,745)	FinecoBank Banca Fineco S.p.A.	(62,501)
(3,416)	Heritage Financial Corp.	(103,402)
(41,067)	Seven Bank Ltd.	(111,720)
(3,146)	Southside Bancshares, Inc.	(110,519)
(4,222)	Sydbank AS	(91,211)
(7,547)	TFS Financial Corp.	(125,582)
(1,621)	Tompkins Financial Corp.	(130,766)
(1,639)	UMB Financial Corp.	(114,501)

		(1,244,605)

	Capital Goods - (6.9%)
(2,552)	AAON, Inc.	(128,136)
(2,886)	CIRCOR International, Inc.*	(97,316)
(2,781)	Keihan Holdings Co., Ltd.	(118,432)
(6,609)	MRC Global, Inc.*	(114,534)
(9,383)	NN, Inc.	(84,822)
(158)	RBC Bearings, Inc.*	(21,733)
(1,960)	SiteOne Landscape Supply, Inc.*	(131,908)
(2,354)	Sun Hydraulics Corp.	(123,208)
(6,883)	Toshiba Plant Systems & Services Corp.	(123,598)
(784)	Watsco, Inc.	(124,241)
(7,217)	Welbilt, Inc.*	(121,462)
(8,927)	WillScot Corp.*	(120,247)
(14,115)	Zardoya Otis S.A.	(114,086)

		(1,423,723)

	Commercial & Professional Services - (1.8%)
(37,633)	Bingo Industries Ltd.	(44,758)
(3,592)	Elis S.A.	(64,105)
(7,356)	Persol Holdings Co., Ltd.	(138,656)
(2,190)	Stericycle, Inc.*	(127,874)

		(375,393)

	Consumer Durables & Apparel - (1.9%)
(3,959)	De’ Longhi S.p.A.	(101,480)
(14,327)	Husqvarna AB Class B	(130,811)
(2,783)	Leggett & Platt, Inc.	(109,539)

The accompanying notes are an integral part of these financial statements.

41

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
SECURITIES SOLD SHORT - (65.0%) - (continued)
COMMON STOCKS - (63.1%) - (continued)
	Consumer Durables & Apparel - (1.9%) - (continued)
(768)	LGI Homes, Inc.*	$(53,230)

		(395,060)

	Consumer Services - (1.9%)
(36,958)	Alsea S.A.B. de C.V.	(82,542)
(2,321)	Basic-Fit N.V.*(1)	(82,385)
(830)	Bright Horizons Family Solutions, Inc.*	(106,364)
(5,929)	Stars Group, Inc. (The)*	(111,880)

		(383,171)

	Diversified Financials - (4.2%)
(1,100)	Affiliated Managers Group, Inc.	(122,012)
(64,771)	AMP Ltd.	(103,824)
(4,454)	Banca Generali S.p.A.	(125,847)
(33,908)	LendingClub Corp.*	(107,827)
(10,037)	Netwealth Group Ltd.	(67,344)
(2,091)	Onex Corp.	(121,290)
(11,192)	Pinnacle Investment Management Group Ltd.	(48,152)
(6,022)	Provident Financial plc*	(41,808)
(8,851)	St James’s Place plc	(129,891)

		(867,995)

	Energy - (1.4%)
(5,196)	International Seaways, Inc.*	(92,593)
(5,122)	Keyera Corp.	(118,367)
(4,274)	Oil States International, Inc.*	(82,574)

		(293,534)

	Food & Staples Retailing - (2.0%)
(66,727)	Dis-Chem Pharmacies Ltd.(1)	(125,851)
(7,414)	Massmart Holdings Ltd.	(48,832)
(1,740)	PriceSmart, Inc.	(104,069)
(10,954)	Shoprite Holdings Ltd.	(132,226)

		(410,978)

	Food, Beverage & Tobacco - (3.0%)
(4,466)	Calbee, Inc.	(123,665)
(191)	Ito En Ltd.	(9,529)
(3,403)	Kagome Co., Ltd.	(92,957)
(964)	Premium Brands Holdings Corp.	(57,946)
(25)	Seaboard Corp.	(112,390)
(3,129)	Tootsie Roll Industries, Inc.	(121,509)
(8,025)	Wessanen	(104,050)

		(622,046)

	Health Care Equipment & Services - (3.4%)
(10,091)	Fisher & Paykel Healthcare Corp. Ltd.	(106,751)
(938)	Heska Corp.*	(72,845)
(10,101)	Inovalon Holdings, Inc. Class A*	(136,667)
(1,455)	iRhythm Technologies, Inc.*	(111,031)
(1,323)	Medidata Solutions, Inc.*	(119,520)
(1,899)	Nevro Corp.*	(117,187)
(308)	Tabula Rasa HealthCare, Inc.*	(16,404)
(642)	Tactile Systems Technology, Inc.*	(31,946)

		(712,351)

	Household & Personal Products - (1.1%)
(69,787)	Kimberly-Clark de Mexico S.A.B. de C.V. Class A*	(120,522)
(1,611)	Spectrum Brands Holdings, Inc.	(99,189)

		(219,711)

	Insurance - (0.5%)
(41,119)	Hastings Group Holdings plc(1)	(102,482)

	Materials - (5.3%)
(8,511)	BillerudKorsnas AB	(115,697)
(23,806)	Coeur Mining, Inc.*	(85,940)
(26,376)	DS Smith plc	(123,193)
(33,239)	Elkem ASA*(1)	(137,688)

Shares or Principal Amount		Market Value†
SECURITIES SOLD SHORT - (65.0%) - (continued)
COMMON STOCKS - (63.1%) - (continued)
	Materials - (5.3%) - (continued)
(37,161)	Fletcher Building Ltd.	$(128,031)
(31,811)	Hecla Mining Co.	(66,803)
(9,349)	Industrias Penoles S.A.B. de C.V.	(107,507)
(5,414)	Kansai Paint Co., Ltd.	(103,225)
(19,651)	Nufarm Ltd.	(70,213)
(2,454)	US Concrete, Inc.*	(115,657)
(1,590)	voestalpine AG	(51,157)

		(1,105,111)

	Media & Entertainment - (1.6%)
(5,593)	comScore, Inc.*	(70,192)
(39,887)	Domain Holdings Australia Ltd.	(76,031)
(2,221)	GCI Liberty, Inc. Class A*	(132,416)
(500)	Shochiku Co., Ltd.	(60,149)

		(338,788)

	Pharmaceuticals, Biotechnology & Life Sciences - (0.4%)
(3,454)	Idorsia Ltd.*	(68,375)
(1,567)	TherapeuticsMD, Inc.*	(6,738)

		(75,113)

	Real Estate - (5.6%)
(2,756)	Cushman & Wakefield plc*	(54,128)
(37,557)	Grainger plc	(123,415)
(1,354)	ICADE REIT	(115,721)
(3,624)	Katitas Co., Ltd.	(120,770)
(12,890)	LendLease Group	(120,874)
(2,793)	Macerich Co. (The) REIT	(112,111)
(3,324)	Rayonier, Inc. REIT	(105,670)
(4,606)	Redfin Corp.*	(95,252)
(2,464)	Relo Group, Inc.	(67,294)
(15,605)	Resilient REIT Ltd. REIT	(61,940)
(2,717)	Seritage Growth Properties REIT	(121,151)
(6,239)	Uniti Group, Inc. REIT	(68,567)

		(1,166,893)

	Retailing - (3.1%)
(4,382)	ASKUL Corp.	(117,785)
(5,653)	At Home Group, Inc.*	(132,789)
(2,637)	Duluth Holdings, Inc. Class B*	(41,981)
(2,816)	Floor & Decor Holdings, Inc. Class A*	(135,224)
(3,411)	National Vision Holdings, Inc.*	(92,097)
(3,958)	USS Co., Ltd.	(75,977)
(12,943)	Woolworths Holdings Ltd.	(43,214)

		(639,067)

	Semiconductors & Semiconductor Equipment - (0.9%)
(1,763)	CEVA, Inc.*	(44,410)
(813)	Monolithic Power Systems, Inc.	(126,592)
(129)	Universal Display Corp.	(20,589)

		(191,591)

	Software & Services - (0.9%)
(1,093)	Ebix, Inc.	(55,175)
(1,626)	GMO Payment Gateway, Inc.	(129,659)

		(184,834)

	Technology Hardware & Equipment - (4.2%)
(297)	Coherent, Inc.*	(43,959)
(2,311)	FARO Technologies, Inc.*	(129,994)
(740)	IPG Photonics Corp.*	(129,300)
(420)	Littelfuse, Inc.	(84,441)
(2,541)	Plantronics, Inc.	(130,811)
(698)	Rogers Corp.*	(116,929)
(6,801)	Siix Corp.	(109,032)
(1,475)	ViaSat, Inc.*	(133,959)

		(878,425)

The accompanying notes are an integral part of these financial statements.

42

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
SECURITIES SOLD SHORT - (65.0%) - (continued)
COMMON STOCKS - (63.1%) - (continued)
	Telecommunication Services - (1.5%)
(2,445)	Boingo Wireless, Inc.*	$(55,599)
(3,948)	Cellnex Telecom S.A.*(1)	(121,615)
(1,132)	Cogent Communications Holdings, Inc.	(62,521)
(396)	Iliad S.A.	(40,343)
(11,181)	SpeedCast International Ltd.	(30,582)

		(310,660)

	Transportation - (1.2%)
(7,362)	Keikyu Corp.	(125,786)
(11,686)	Seaspan Corp.	(118,496)

		(244,282)

	Utilities - (2.3%)
(868)	American States Water Co.	(61,776)
(3,161)	Aqua America, Inc.	(123,469)
(86,419)	Beijing Enterprises Water Group Ltd.*	(53,622)
(2,316)	California Water Service Group	(116,703)
(128)	SJW Group	(7,944)
(3,344)	South Jersey Industries, Inc.	(107,409)

		(470,923)

	Total Common Stocks (Proceeds $(12,666,812))	$(13,064,051)

EXCHANGE TRADED FUNDS - (1.9%)
	Other Investment Pools & Funds - 1.9%
(3,202)	iShares MSCI Brazil ETF	$(132,531)
(7,061)	iShares MSCI India ETF	(250,736)

	Total Exchange Traded Funds (cost $(343,123))	$(383,267)

	Total Securities Sold Short (Proceeds $(13,009,935))	$(13,447,318)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $463,672, representing 2.2% of net assets.

(2)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(3)	Current yield as of period end.

Foreign Currency Contracts Outstanding at April 30, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
21,328	USD	2,385,494	JPY	SSG	05/08/19	$—	$(101)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

43

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$492,666	$—	$492,666	$—
Banks	2,069,674	1,218,435	851,239	—
Capital Goods	3,377,565	1,746,397	1,631,168	—
Commercial & Professional Services	208,527	208,527	—	—
Consumer Durables & Apparel	1,822,347	1,575,901	246,446	—
Consumer Services	966,616	537,300	429,316	—
Diversified Financials	750,645	474,297	276,348	—
Energy	917,416	669,933	247,483	—
Food & Staples Retailing	237,182	237,182	—	—
Food, Beverage & Tobacco	944,428	528,410	416,018	—
Health Care Equipment & Services	2,008,094	1,706,169	301,925	—
Household & Personal Products	506,624	506,624	—	—
Insurance	1,152,124	717,858	434,266	—
Materials	1,214,945	949,153	265,792	—
Media & Entertainment	922,011	648,790	273,221	—
Pharmaceuticals, Biotechnology & Life Sciences	528,368	298,500	229,868	—
Real Estate	2,527,881	1,693,616	834,265	—
Retailing	146,331	146,331	—	—
Semiconductors & Semiconductor Equipment	2,029,290	1,187,756	841,534	—
Software & Services	611,617	492,815	118,802	—
Technology Hardware & Equipment	992,569	366,267	626,302	—
Telecommunication Services	468,225	—	468,225	—
Transportation	900,660	455,324	445,336	—
Utilities	318,249	—	318,249	—
Preferred Stocks	181,415	181,415	—	—
Short-Term Investments	206,674	206,674	—	—

Total	$26,502,143	$16,753,674	$9,748,469	$—

Liabilities
Foreign Currency Contracts(2)	$(101)	$—	$(101)	$—
Securities Sold Short
Automobiles & Components	(407,315)	(352,229)	(55,086)	—
Banks	(1,244,605)	(932,547)	(312,058)	—
Capital Goods	(1,423,723)	(1,067,607)	(356,116)	—
Commercial & Professional Services	(375,393)	(127,874)	(247,519)	—
Consumer Durables & Apparel	(395,060)	(162,769)	(232,291)	—
Consumer Services	(383,171)	(300,786)	(82,385)	—
Diversified Financials	(867,995)	(351,129)	(516,866)	—
Energy	(293,534)	(293,534)	—	—
Food & Staples Retailing	(410,978)	(278,752)	(132,226)	—
Food, Beverage & Tobacco	(622,046)	(395,895)	(226,151)	—
Health Care Equipment & Services	(712,351)	(605,600)	(106,751)	—
Household & Personal Products	(219,711)	(219,711)	—	—
Insurance	(102,482)	—	(102,482)	—
Materials	(1,105,111)	(375,907)	(729,204)	—
Media & Entertainment	(338,788)	(202,608)	(136,180)	—
Pharmaceuticals, Biotechnology & Life Sciences	(75,113)	(6,738)	(68,375)	—
Real Estate	(1,166,893)	(857,955)	(308,938)	—
Retailing	(639,067)	(402,091)	(236,976)	—
Semiconductors & Semiconductor Equipment	(191,591)	(191,591)	—	—
Software & Services	(184,834)	(55,175)	(129,659)	—
Technology Hardware & Equipment	(878,425)	(769,393)	(109,032)	—
Telecommunication Services	(310,660)	(118,120)	(192,540)	—
Transportation	(244,282)	(118,496)	(125,786)	—
Utilities	(470,923)	(417,301)	(53,622)	—
Securities Sold Short - ETF
Diversified Financials	(383,267)	(383,267)	—	—

Total	$(13,447,419)	$(8,987,075)	$(4,460,344)	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

44

Hartford International/Global Equity Funds

Glossary (abbreviations used in the preceding Schedules of Investments)

Below are the definitions of the abbreviations used in the preceding schedules of investments. Counterparty Abbreviations:
IBS	Income Repatriation Boston IBS
SSG	State Street Global Markets LLC

Currency Abbreviations:
JPY	Japanese Yen
USD	United States Dollar

Index Abbreviations:
ACWI	All Country World Index
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International

Other Abbreviations:
ADR	American Depositary Receipt
DDCA	Dollars on Deposit in Custody Account
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
JSC	Joint Stock Company
PJSC	Private Joint Stock Company
PT	Perseroan Terbatas
REIT	Real Estate Investment Trust

45

Hartford International/Global Equity Funds

Statements of Assets and Liabilities

April 30, 2019 (Unaudited)

	Hartford Emerging Markets Equity Fund	Hartford Environmental Opportunities Fund	Hartford International Equity Fund	The Hartford International Growth Fund	The Hartford International Opportunities Fund
Assets:
Investments in securities, at market value(1)	$281,332,230	$27,700,412	$1,039,368,165	$344,285,282	$3,787,334,758
Cash	—	—	—	—	—
Cash collateral due from broker on futures contracts	—	—	—	—	—
Foreign currency	3,519,500	1,876	232,962	25,302	662,949
Unrealized appreciation on foreign currency contracts	—	—	709	246	—
Receivables:
Investment securities sold	306,219	—	2,376,657	1,003,423	55,916,646
Fund shares sold	979,742	205,864	183,079	779,473	5,356,922
Dividends and interest	398,647	97,354	3,878,592	762,323	10,839,687
Securities lending income	1,684	188	18,179	2,944	73,111
Variation margin on futures contracts	449,459	—	607,852	—	—
Tax reclaims	208	22,633	1,254,244	501,275	6,051,188
Other assets	119,988	91,593	75,578	98,829	99,240

Total assets	287,107,677	28,119,920	1,047,996,017	347,459,097	3,866,334,501

Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	16	—	9,745
Bank overdraft – foreign cash	—	—	186,654	—	—
Obligation to return securities lending collateral	904,400	81,028	18,298,509	6,532,755	91,855,963
Securities sold short, at market value	—	—	—	—	—
Payables:
Investment securities purchased	16,412,329	—	1,260,045	326,779	37,846,847
Fund shares redeemed	175,503	47,994	3,337,910	564,213	20,494,554
Investment management fees	139,289	13,788	388,919	217,583	2,002,055
Transfer agent fees	55,090	6,598	567,134	118,914	841,800
Accounting services fees	2,786	400	15,228	4,975	54,333
Board of Directors’ fees	599	215	5,415	1,457	20,095
Foreign taxes	47,776	—	73,170	—	—
Distribution fees	2,282	471	37,768	5,562	31,191
Dividends on securities sold short	—	—	—	—	—
Accrued expenses	11,193	16,882	116,092	43,134	182,568

Total liabilities	17,751,247	167,376	24,286,860	7,815,372	153,339,151

Net assets	$269,356,430	$27,952,544	$1,023,709,157	$339,643,725	$3,712,995,350

Summary of Net Assets:
Capital stock and paid-in-capital	$285,309,345	$26,287,168	$1,025,634,383	$313,095,817	$3,620,225,805
Distributable earnings	(15,952,915)	1,665,376	(1,925,226)	26,547,908	92,769,545

Net assets	$269,356,430	$27,952,544	$1,023,709,157	$339,643,725	$3,712,995,350

Shares authorized	710,000,000	225,000,000	685,000,000	610,000,000	950,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$9.14	$10.40	$10.56	$14.09	$15.52

Maximum offering price per share	$9.67	$11.01	$11.17	$14.91	$16.42

Shares outstanding	5,691,765	484,184	68,945,239	9,291,451	31,221,602

Net Assets	$52,034,816	$5,033,725	$727,996,659	$130,946,209	$484,421,456

Class C: Net asset value per share	$8.99	$10.39	$10.38	$12.88	$13.52

Shares outstanding	365,268	152,983	5,241,446	591,216	3,131,942

Net Assets	$3,284,976	$1,590,045	$54,421,268	$7,616,583	$42,344,430

Class I: Net asset value per share	$9.12	$10.24	$10.68	$13.96	$15.41

Shares outstanding	2,886,288	348,088	8,357,601	2,799,273	24,215,233

Net Assets	$26,309,245	$3,565,263	$89,256,198	$39,070,270	$373,171,278

Class R3: Net asset value per share	$9.14	$10.38	$10.49	$14.30	$15.78

Shares outstanding	22,594	131,575	1,798,106	47,993	3,614,945

Net Assets	$206,570	$1,366,377	$18,859,975	$686,409	$57,047,960

Class R4: Net asset value per share	$9.19	$10.39	$10.56	$14.51	$16.07

Shares outstanding	400,676	133,251	1,406,514	466,933	9,519,060

Net Assets	$3,680,624	$1,383,896	$14,856,245	$6,777,381	$152,925,559

The accompanying notes are an integral part of these financial statements.

46

Hartford International/Global Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2019 (Unaudited)

	Hartford Emerging Markets Equity Fund	Hartford Environmental Opportunities Fund	Hartford International Equity Fund	The Hartford International Growth Fund	The Hartford International Opportunities Fund
Class R5: Net asset value per share	$9.07	$10.38	$9.33	$14.61	$16.21

Shares outstanding	81,273	132,633	130,224	1,742,106	16,646,430

Net Assets	$737,212	$1,377,223	$1,214,786	$25,457,490	$269,790,118

Class R6: Net asset value per share	$9.12	$10.39	$10.73	$14.69	$16.30

Shares outstanding	104,461	132,996	736,763	107,839	41,034,045

Net Assets	$952,847	$1,381,944	$7,906,159	$1,583,856	$668,745,252

Class Y: Net asset value per share	$9.11	$10.38	$10.68	$14.66	$16.30

Shares outstanding	17,865,543	149,948	3,280,564	1,235,435	64,141,632

Net Assets	$162,683,139	$1,557,000	$35,042,767	$18,116,484	$1,045,506,527

Class F: Net asset value per share	$9.07	$10.46	$10.73	$13.97	$15.41

Shares outstanding	2,146,619	1,022,932	6,909,358	7,827,692	40,166,426

Net Assets	$19,467,001	$10,697,071	$74,155,100	$109,389,043	$619,042,770

Cost of investments	$274,033,193	$26,293,915	$1,008,271,678	$311,256,962	$3,565,791,766
Cost of foreign currency	$3,518,648	$1,867	$232,660	$25,282	$660,358
Proceeds of securities sold short	$—	$—	$—	$—	$—

(1) Includes Investment in securities on loan, at market value	$1,926,717	$601,711	$30,344,859	$7,327,180	$153,649,715

The accompanying notes are an integral part of these financial statements.

47

Hartford International/Global Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2019 (Unaudited)

	The Hartford International Small Company Fund	The Hartford International Value Fund	Hartford Long/Short Global Equity Fund
Assets:
Investments in securities, at market value(1)	$212,935,345	$2,413,558,152	$26,502,143
Cash	—	—	432,764
Cash collateral due from broker on futures contracts	—	—	7,566,205
Foreign currency	41,207	451,754	22,355
Unrealized appreciation on foreign currency contracts	—	105,814	—
Receivables:
Investment securities sold	155,350	4,878,252	45,358
Fund shares sold	235,559	19,661,871	181
Dividends and interest	948,765	12,223,055	66,010
Securities lending income	15,623	48,101	16
Variation margin on futures contracts	—	2,855,709	—
Tax reclaims	225,434	1,304,810	9,092
Other assets	84,001	134,100	44,777

Total assets	214,641,284	2,455,221,618	34,688,901

Liabilities:
Unrealized depreciation on foreign currency contracts	130	—	101
Bank overdraft – foreign cash	—	—	—
Obligation to return securities lending collateral	5,217,657	14,230,149	132,600
Securities sold short, at market value	—	—	13,447,318
Payables:
Investment securities purchased	126,279	76,494,252	262,668
Fund shares redeemed	99,709	2,449,489	75,133
Investment management fees	155,981	1,370,482	21,426
Transfer agent fees	68,504	517,736	12,817
Accounting services fees	3,120	31,412	309
Board of Directors’ fees	2,420	17,307	353
Foreign taxes	—	207,076	—
Distribution fees	2,499	11,208	348
Dividends on securities sold short	—	—	22,645
Accrued expenses	34,738	165,951	23,876

Total liabilities	5,711,037	95,495,062	13,999,594

Net assets	$208,930,247	$2,359,726,556	$20,689,307

Summary of Net Assets:
Capital stock and paid-in-capital	$226,287,769	$2,527,176,896	$21,018,644
Distributable earnings	(17,357,522)	(167,450,340)	(329,337)

Net assets	$208,930,247	$2,359,726,556	$20,689,307

Shares authorized	610,000,000	680,000,000	400,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$12.05	$14.31	$10.67

Maximum offering price per share	$12.75	$15.14	$11.29

Shares outstanding	3,770,773	16,679,371	457,578

Net Assets	$45,423,413	$238,712,217	$4,881,214

Class C: Net asset value per share	$10.60	$14.15	$10.48

Shares outstanding	353,854	1,559,538	296,517

Net Assets	$3,749,258	$22,064,414	$3,106,582

Class I: Net asset value per share	$11.93	$14.45	$10.73

Shares outstanding	1,157,821	76,791,091	975,198

Net Assets	$13,814,985	$1,109,903,888	$10,464,093

Class R3: Net asset value per share	$12.16	$14.42	$—

Shares outstanding	581,875	50,707	—

Net Assets	$7,077,274	$731,424	$—

Class R4: Net asset value per share	$12.22	$14.41	$—

Shares outstanding	383,571	92,064	—

Net Assets	$4,687,081	$1,326,453	$—

The accompanying notes are an integral part of these financial statements.

48

Hartford International/Global Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2019 (Unaudited)

	The Hartford International Small Company Fund	The Hartford International Value Fund	Hartford Long/Short Global Equity Fund
Class R5: Net asset value per share	$12.28	$14.49	$—

Shares outstanding	73,758	3,875,784	—

Net Assets	$905,977	$56,157,362	$—

Class R6: Net asset value per share	$—	$14.78	$—

Shares outstanding	—	2,993,675	—

Net Assets	$—	$44,254,272	$—

Class Y: Net asset value per share	$12.29	$14.78	$10.69

Shares outstanding	7,361,838	41,456,769	208,258

Net Assets	$90,492,808	$612,690,882	$2,227,085

Class F: Net asset value per share	$11.92	$14.46	$10.73

Shares outstanding	3,588,577	18,944,814	963

Net Assets	$42,779,451	$273,885,644	$10,333

Cost of investments	$217,242,980	$2,496,820,318	$26,203,866
Cost of foreign currency	$41,221	$451,709	$22,173
Proceeds of securities sold short	$—	$—	$13,009,935

(1) Includes Investment in securities on loan, at market value	$5,149,191	$22,185,292	$125,463

The accompanying notes are an integral part of these financial statements.

49

Hartford International/Global Equity Funds

Statements of Operations

For the Six-Month Period Ended April 30, 2019 (Unaudited)

	Hartford Emerging Markets Equity Fund	Hartford Environmental Opportunities Fund	Hartford International Equity Fund	The Hartford International Growth Fund	The Hartford International Opportunities Fund
Investment Income:
Dividends	$1,630,319	$278,765	$12,652,206	$2,909,626	$44,417,661
Non-cash dividends	—	19,556	112,538	—	2,388,357
Interest	67,676	8,672	283,435	92,085	961,741
Securities lending	17,636	3,874	79,824	10,594	883,486
Less: Foreign tax withheld	(178,682)	(13,536)	(1,167,735)	(289,327)	(4,552,896)

Total investment income, net	1,536,949	297,331	11,960,268	2,722,978	44,098,349

Expenses:
Investment management fees	668,557	79,506	2,329,579	1,229,928	11,489,348
Transfer agent fees
Class A	49,884	2,940	642,725	133,300	414,552
Class C	4,286	401	72,003	9,038	49,285
Class I	9,191	848	62,211	17,200	216,252
Class R3	223	1,210	20,471	596	59,476
Class R4	3,335	985	12,120	6,008	122,347
Class R5	358	725	654	11,799	131,933
Class R6	18	25	115	11	8,174
Class Y	13,484	159	7,722	2,684	255,948
Class F	38	28	185	144	716
Distribution fees
Class A	65,358	5,486	894,040	152,795	575,922
Class C	17,128	7,202	301,231	37,503	217,472
Class R3	503	3,121	46,983	1,484	140,237
Class R4	4,957	1,580	18,425	8,993	188,195
Custodian fees	22,779	4,394	54,596	15,982	83,608
Registration and filing fees	78,271	56,474	115,850	70,511	118,974
Accounting services fees	13,371	2,308	91,209	28,031	313,805
Board of Directors’ fees	2,106	448	16,007	4,624	54,894
Dividend and interest expense on securities sold short	—	—	—	—	—
Audit fees	38,819	13,269	42,189	23,016	22,632
Short position fees	—	—	—	—	—
Other expenses	15,101	8,076	80,683	42,000	222,779

Total expenses (before waivers and fees paid indirectly)	1,007,767	189,185	4,808,998	1,795,647	14,686,549
Expense waivers	(111,702)	(75,743)	(77)	(100,876)	—
Distribution fee reimbursements	(315)	(12,577)	(10,404)	(2,045)	(4,283)
Commission recapture	—	—	(2,632)	(176)	(31,882)

Total waivers and fees paid indirectly	(112,017)	(88,320)	(13,113)	(103,097)	(36,165)

Total expenses, net	895,750	100,865	4,795,885	1,692,550	14,650,384

Net Investment Income (Loss)	641,199	196,466	7,164,383	1,030,428	29,447,965

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(3,979,501)	22,352	(30,637,177)	(5,064,092)	(147,417,817)
Less: Foreign taxes paid on realized capital gains	(25,565)	—	—	—	—
Net realized gain (loss) on futures contracts	459,682	—	1,788,642	—	—
Net realized gain (loss) on securities sold short	—	—	—	—	—
Net realized gain (loss) on foreign currency contracts	—	—	—	—	20,881
Net realized gain (loss) on other foreign currency transactions	(20,661)	250	(477,972)	(59,885)	(158,566)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(3,566,045)	22,602	(29,326,507)	(5,123,977)	(147,555,502)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	17,352,488	2,508,125	89,686,570	36,946,915	459,661,316
Net unrealized appreciation (depreciation) of futures contracts	(25,855)	—	234,734	—	—
Net unrealized appreciation (depreciation) of securities sold short	—	—	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	—	693	246	(9,745)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	7,859	(1,917)	(33,387)	(1,909)	(33,307)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	17,334,492	2,506,208	89,888,610	36,945,252	459,618,264

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	13,768,447	2,528,810	60,562,103	31,821,275	312,062,762

Net Increase (Decrease) in Net Assets Resulting from Operations	$14,409,646	$2,725,276	$67,726,486	$32,851,703	$341,510,727

The accompanying notes are an integral part of these financial statements.

50

Hartford International/Global Equity Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2019 (Unaudited)

	The Hartford International Small Company Fund	The Hartford International Value Fund	Hartford Long/Short Global Equity Fund
Investment Income:
Dividends	$2,029,818	$26,983,021	$337,641
Non-cash dividends	47,255	480,677	—
Interest	20,476	905,672	187,432
Securities lending	103,975	283,540	1,110
Less: Foreign tax withheld	(142,816)	(2,548,234)	(21,150)

Total investment income, net	2,058,708	26,104,676	505,033

Expenses:
Investment management fees	992,004	7,948,259	157,168
Transfer agent fees
Class A	56,444	165,005	1,416
Class C	4,728	13,380	802
Class I	14,054	341,069	12,013
Class R3	6,874	815	—
Class R4	3,717	1,129	—
Class R5	730	16,258	—
Class R6	—	—	—
Class Y	16,693	151,189	214
Class F	90	1,156	—
Distribution fees
Class A	56,980	314,474	6,030
Class C	19,477	117,247	17,184
Class R3	17,014	1,888	—
Class R4	5,945	1,677	—
Custodian fees	14,197	66,204	12,515
Registration and filing fees	50,372	83,045	38,177
Accounting services fees	19,840	181,832	2,263
Board of Directors’ fees	4,337	36,295	572
Dividend and interest expense on securities sold short	—	—	142,074
Audit fees	15,526	15,564	18,062
Short position fees	—	—	34,075
Other expenses	22,050	123,876	9,367

Total expenses (before waivers and fees paid indirectly)	1,321,072	9,580,362	451,932
Expense waivers	(36,394)	—	(61,772)
Distribution fee reimbursements	(2,067)	(197)	(14,278)
Commission recapture	(37)	(728)	(308)

Total waivers and fees paid indirectly	(38,498)	(925)	(76,358)

Total expenses, net	1,282,574	9,579,437	375,574

Net Investment Income (Loss)	776,134	16,525,239	129,459

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(9,954,307)	(42,198,278)	(1,699,052)
Less: Foreign taxes paid on realized capital gains	—	—	—
Net realized gain (loss) on futures contracts	—	4,494,517	—
Net realized gain (loss) on securities sold short	—	—	1,606,879
Net realized gain (loss) on foreign currency contracts	—	—	805
Net realized gain (loss) on other foreign currency transactions	7,096	196,109	(6,417)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(9,947,211)	(37,507,652)	(97,785)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	8,464,630	47,263,041	3,055,513
Net unrealized appreciation (depreciation) of futures contracts	—	127,340	—
Net unrealized appreciation (depreciation) of securities sold short	—	—	(2,545,475)
Net unrealized appreciation (depreciation) of foreign currency contracts	(130)	105,814	(101)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(3,942)	(58,466)	2

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	8,460,558	47,437,729	509,939

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(1,486,653)	9,930,077	412,154

Net Increase (Decrease) in Net Assets Resulting from Operations	$(710,519)	$26,455,316	$541,613

The accompanying notes are an integral part of these financial statements.

51

Hartford International/Global Equity Funds

Statements of Changes in Net Assets

	Hartford Emerging Markets Equity Fund		Hartford Environmental Opportunities Fund		Hartford International Equity Fund
	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$641,199	$2,722,087	$196,466	$452,102	$7,164,383	$1,922,947
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(3,566,045)	(4,564,317)	22,602	3,063,448	(29,326,507)	(3,779,469)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	17,334,492	(23,823,226)	2,506,208	(7,686,869)	89,888,610	(10,901,208)

Net Increase (Decrease) in Net Assets Resulting from Operations	14,409,646	(25,665,456)	2,725,276	(4,171,319)	67,726,486	(12,757,730)

Distributions to Shareholders:
Class A	(958,691)	(423,895)	(626,952)	(366,284)	(3,190,660)	(510,061)
Class C	(19,122)	(58,552)	(200,802)	(128,522)	(129,482)	(133,789)
Class I	(442,367)	(170,558)	(493,966)	(1,670,472)	(531,599)	(558,601)
Class R3	(3,118)	(2,938)	(173,664)	(117,042)	(77,336)	(2,728)
Class R4	(69,783)	(598)	(176,698)	(119,330)	(69,116)	(21,068)
Class R5	(12,968)	(14,120)	(176,726)	(120,227)	(6,824)	(14,973)
Class R6	(18,910)	—	(178,619)	(121,629)	(32,690)	—
Class Y	(1,092,943)	(677,249)	(192,550)	(127,447)	(161,978)	(439,298)
Class F	(43,618)	(40,175)	(1,311,452)	(608,068)	(400,679)	(66,466)

Total distributions	(2,661,520)	(1,388,085)	(3,531,429)	(3,379,021)	(4,600,364)	(1,746,984)

Capital Share Transactions:
Sold	170,771,249	148,170,132	3,419,163	8,315,578	47,400,975	73,122,383
Issued in merger	—	—	—	—	—	1,034,196,495
Issued on reinvestment of distributions	2,650,991	1,376,702	3,453,670	3,342,241	4,412,669	1,738,942
Redeemed	(54,404,525)	(65,585,509)	(7,530,664)	(13,140,643)	(174,831,056)	(61,183,690)

Net increase (decrease) from capital share transactions	119,017,715	83,961,325	(657,831)	(1,482,824)	(123,017,412)	1,047,874,130

Net Increase (Decrease) in Net Assets	130,765,841	56,907,784	(1,463,984)	(9,033,164)	(59,891,290)	1,033,369,416

Net Assets:
Beginning of period	138,590,589	81,682,805	29,416,528	38,449,692	1,083,600,447	50,231,031

End of period	$269,356,430	$138,590,589	$27,952,544	$29,416,528	$1,023,709,157	$1,083,600,447

The accompanying notes are an integral part of these financial statements.

52

Hartford International/Global Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford International Growth Fund		The Hartford International Opportunities Fund		The Hartford International Small Company Fund
	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$1,030,428	$2,512,598	$29,447,965	$51,561,815	$776,134	$3,290,778
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(5,123,977)	20,908,718	(147,555,502)	84,377,156	(9,947,211)	33,202,994
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	36,945,252	(53,352,127)	459,618,264	(637,192,807)	8,460,558	(77,254,710)

Net Increase (Decrease) in Net Assets Resulting from Operations	32,851,703	(29,930,811)	341,510,727	(501,253,836)	(710,519)	(40,760,938)

Distributions to Shareholders:
Class A	(9,270,646)	(654,722)	(16,748,460)	(27,103,108)	(6,500,833)	(4,509,006)
Class C	(589,259)	—	(1,356,020)	(3,356,309)	(611,272)	(826,473)
Class I	(2,609,315)	(249,753)	(15,473,343)	(22,310,614)	(2,378,048)	(4,904,657)
Class R3	(40,927)	(510)	(1,838,521)	(3,088,773)	(898,921)	(726,575)
Class R4	(509,112)	(56,043)	(5,381,710)	(9,021,702)	(684,627)	(585,246)
Class R5	(1,774,523)	(177,288)	(9,675,206)	(11,978,889)	(259,717)	(166,290)
Class R6	(77,484)	—	(20,714,677)	(15,197,967)	—	—
Class Y	(1,259,942)	(102,125)	(38,119,791)	(53,913,944)	(13,448,226)	(11,767,246)
Class F	(7,789,236)	(560,109)	(24,783,691)	(27,988,835)	(8,556,121)	(5,778,440)

Total distributions	(23,920,444)	(1,800,550)	(134,091,419)	(173,960,141)	(33,337,765)	(29,263,933)

Capital Share Transactions:
Sold	41,882,904	149,445,062	537,415,773	1,630,439,776	14,900,093	82,483,136
Issued in merger	—	—	—	—	—	—
Issued on reinvestment of distributions	23,421,317	1,734,158	129,273,342	168,473,738	29,411,899	28,095,820
Redeemed	(43,907,208)	(69,055,734)	(751,475,167)	(980,973,061)	(69,118,057)	(163,157,880)

Net increase (decrease) from capital share transactions	21,397,013	82,123,486	(84,786,052)	817,940,453	(24,806,065)	(52,578,924)

Net Increase (Decrease) in Net Assets	30,328,272	50,392,125	122,633,256	142,726,476	(58,854,349)	(122,603,795)

Net Assets:
Beginning of period	309,315,453	258,923,328	3,590,362,094	3,447,635,618	267,784,596	390,388,391

End of period	$339,643,725	$309,315,453	$3,712,995,350	$3,590,362,094	$208,930,247	$267,784,596

The accompanying notes are an integral part of these financial statements.

53

Hartford International/Global Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford International Value Fund		Hartford Long/Short Global Equity Fund
	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$16,525,239	$53,453,299	$129,459	$73,739
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(37,507,652)	107,274,850	(97,785)	514,790
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	47,437,729	(418,684,346)	509,939	(4,200,206)

Net Increase (Decrease) in Net Assets Resulting from Operations	26,455,316	(257,956,197)	541,613	(3,611,677)

Distributions to Shareholders:
Class A	(19,424,941)	(24,639,325)	(73,522)	(307,271)
Class C	(1,595,294)	(2,084,865)	(40,568)	(147,624)
Class I	(58,663,246)	(81,559,780)	(280,102)	(897,557)
Class R3	(49,201)	(61,037)	—	—
Class R4	(103,976)	(116,962)	—	—
Class R5	(2,391,166)	(1,531,085)	—	—
Class R6	—	—	—	—
Class Y	(41,199,699)	(50,738,680)	(47,190)	(436,037)
Class F	(24,502,454)	(26,335,996)	(170)	(446)

Total distributions	(147,929,977)	(187,067,730)	(441,552)	(1,788,935)

Capital Share Transactions:
Sold	961,008,696	952,010,467	873,364	30,227,920
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	143,495,664	163,109,315	424,414	1,744,068
Redeemed	(949,660,027)	(1,092,857,083)	(13,382,839)	(35,412,324)

Net increase (decrease) from capital share transactions	154,844,333	22,262,699	(12,085,061)	(3,440,336)

Net Increase (Decrease) in Net Assets	33,369,672	(422,761,228)	(11,985,000)	(8,840,948)

Net Assets:
Beginning of period	2,326,356,884	2,749,118,112	32,674,307	41,515,255

End of period	$2,359,726,556	$2,326,356,884	$20,689,307	$32,674,307

The accompanying notes are an integral part of these financial statements.

54

Hartford International/Global Equity Funds

Financial Highlights

	— Selected Per-Share Data(1)—										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Emerging Markets Equity Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$8.39	$0.02	$0.88	$0.90	$(0.15)	$—	$(0.15)	$9.14	11.01	%(4)	$52,035	1.57	%(5)	1.42	%(5)	0.47	%(5)	46%
C	8.18	(0.01)	0.86	0.85	(0.04)	—	(0.04)	8.99	10.51	(4)	3,285	2.38	(5)	2.20	(5)	(0.30	)(5)	46
I	8.39	0.04	0.87	0.91	(0.18)	—	(0.18)	9.12	11.18	(4)	26,309	1.21	(5)	1.06	(5)	0.93	(5)	46
R3	8.38	0.01	0.88	0.89	(0.13)	—	(0.13)	9.14	10.75	(4)	207	1.85	(5)	1.70	(5)	0.20	(5)	46
R4	8.44	0.02	0.89	0.91	(0.16)	—	(0.16)	9.19	11.05	(4)	3,681	1.55	(5)	1.40	(5)	0.48	(5)	46
R5	8.34	0.04	0.87	0.91	(0.18)	—	(0.18)	9.07	11.22	(4)	737	1.24	(5)	1.09	(5)	0.86	(5)	46
R6	8.39	0.04	0.88	0.92	(0.19)	—	(0.19)	9.12	11.21	(4)	953	1.13	(5)	0.98	(5)	0.96	(5)	46
Y	8.38	0.05	0.87	0.92	(0.19)	—	(0.19)	9.11	11.26	(4)	162,683	1.18	(5)	1.03	(5)	1.19	(5)	46
F	8.35	0.07	0.84	0.91	(0.19)	—	(0.19)	9.07	11.26	(4)	19,467	1.13	(5)	0.98	(5)	1.54	(5)	46

For the Year Ended October 31, 2018
A	$9.85	$0.20	$(1.52)	$(1.32)	$(0.14)	$—	$(0.14)	$8.39	(13.61)%		$61,016	1.53%		1.38%		2.10%		85%
C	9.64	0.08	(1.45)	(1.37)	(0.09)	—	(0.09)	8.18	(14.32)		3,682	2.37		2.20		0.83		85
I	9.83	0.22	(1.50)	(1.28)	(0.16)	—	(0.16)	8.39	(13.30)		16,780	1.24		1.07		2.23		85
R3	9.85	0.13	(1.48)	(1.35)	(0.12)	—	(0.12)	8.38	(13.89)		206	1.85		1.68		1.37		85
R4	9.90	0.27	(1.59)	(1.32)	(0.14)	—	(0.14)	8.44	(13.57)		5,580	1.55		1.38		2.90		85
R5	9.79	0.18	(1.47)	(1.29)	(0.16)	—	(0.16)	8.34	(13.43)		611	1.26		1.11		1.88		85
R6(6)	10.24	0.11	(1.96)	(1.85)	—	—	—	8.39	(18.07	)(4)	838	1.14	(5)	0.98	(5)	1.90	(5)	85
Y	9.83	0.20	(1.48)	(1.28)	(0.17)	—	(0.17)	8.38	(13.32)		47,966	1.19		1.02		2.06		85
F	9.85	0.21	(1.49)	(1.28)	(0.22)	—	(0.22)	8.35	(13.30)		1,912	1.14		0.98		2.23		85

For the Year Ended October 31, 2017
A	$7.65	$0.15	$2.12	$2.27	$(0.07)	$—	$(0.07)	$9.85	30.12%		$23,924	1.76%		1.56%		1.78%		98%
C	7.49	0.08	2.10	2.18	(0.03)	—	(0.03)	9.64	29.28		5,560	2.50		2.33		0.91		98
I	7.64	0.21	2.08	2.29	(0.10)	—	(0.10)	9.83	30.54		11,361	1.42		1.29		2.43		98
R3	7.58	0.12	2.15	2.27	—	—	—	9.85	29.95		197	2.11		1.82		1.41		98
R4	7.61	0.11	2.18	2.29	—	—	—	9.90	30.09		41	1.87		1.56		1.38		98
R5	7.59	0.09	2.20	2.29	(0.09)	—	(0.09)	9.79	30.66		876	1.35		1.17		0.95		98
Y	7.64	0.13	2.17	2.30	(0.11)	—	(0.11)	9.83	30.64		38,223	1.32		1.23		1.62		98
F(7)	7.96	0.21	1.68	1.89	—	—	—	9.85	23.74	(4)	1,500	1.25	(5)	1.03	(5)	3.54	(5)	98

For the Year Ended October 31, 2016
A	$7.30	$0.08	$0.50 (8)	$0.58	$(0.13)	$(0.10)	$(0.23)	$7.65	8.52%		$10,848	1.94%		1.76	%(9)	1.12%		97%
C	7.15	0.03	0.49 (8)	0.52	(0.08)	(0.10)	(0.18)	7.49	7.69		1,520	2.61		2.51	(9)	0.46		97
I	7.30	0.10	0.51 (8)	0.61	(0.17)	(0.10)	(0.27)	7.64	8.94		2,665	1.42		1.36	(9)	1.52		97
R3	7.24	—	0.56 (8)	0.56	(0.12)	(0.10)	(0.22)	7.58	8.30		165	2.09		1.96	(9)	(0.01)		97
R4	7.28	0.01	0.57 (8)	0.58	(0.15)	(0.10)	(0.25)	7.61	8.44		40	1.78		1.66	(9)	0.11		97
R5	7.30	0.02	0.54 (8)	0.56	(0.17)	(0.10)	(0.27)	7.59	8.22		13	1.47		1.36	(9)	0.35		97
Y	7.29	0.09	0.53 (8)	0.62	(0.17)	(0.10)	(0.27)	7.64	9.16		65,378	1.37		1.31	(9)	1.33		97

For the Year Ended October 31, 2015
A	$9.09	$0.08	$(1.19)	$(1.11)	$(0.05)	$(0.63)	$(0.68)	$7.30	(12.64)%		$8,161	1.79%		1.75%		0.94%		151%
C	8.92	0.01	(1.15)	(1.14)	—	(0.63)	(0.63)	7.15	(13.20)		2,211	2.50		2.50		0.14		151
I	9.09	0.11	(1.19)	(1.08)	(0.08)	(0.63)	(0.71)	7.30	(12.27)		2,705	1.34		1.34		1.35		151
R3	9.02	0.05	(1.17)	(1.12)	(0.03)	(0.63)	(0.66)	7.24	(12.84)		1,749	2.02		1.95		0.68		151
R4	9.06	0.08	(1.18)	(1.10)	(0.05)	(0.63)	(0.68)	7.28	(12.50)		1,640	1.71		1.65		0.99		151
R5	9.09	0.10	(1.18)	(1.08)	(0.08)	(0.63)	(0.71)	7.30	(12.30)		1,638	1.41		1.35		1.29		151
Y	9.08	0.10	(1.18)	(1.08)	(0.08)	(0.63)	(0.71)	7.29	(12.27)		163,053	1.32		1.30		1.31		151

The accompanying notes are an integral part of these financial statements.

55

Hartford International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)—										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Emerging Markets Equity Fund – (continued)

For the Year Ended October 31, 2014
A	$9.16	$0.06	$—	$0.06	$(0.05)	$(0.08)	$(0.13)	$9.09	0.70%		$11,009	1.86%		1.72%		0.64%		106%
C	9.01	(0.01)	—	(0.01)	—	(0.08)	(0.08)	8.92	(0.06)		2,617	2.50		2.42		(0.12)		106
I	9.15	0.10	—	0.10	(0.08)	(0.08)	(0.16)	9.09	1.14		3,045	1.37		1.29		1.08		106
R3	9.09	0.04	(0.01)	0.03	(0.02)	(0.08)	(0.10)	9.02	0.42		1,927	2.05		1.92		0.45		106
R4	9.13	0.07	(0.01)	0.06	(0.05)	(0.08)	(0.13)	9.06	0.71		1,850	1.75		1.62		0.76		106
R5	9.15	0.10	—	0.10	(0.08)	(0.08)	(0.16)	9.09	1.11		1,868	1.45		1.32		1.06		106
Y	9.15	0.10	(0.01)	0.09	(0.08)	(0.08)	(0.16)	9.08	1.05		180,595	1.34		1.26		1.08		106

Hartford Environmental Opportunities Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$10.99	$0.07	$0.86	$0.93	$(0.11)	$(1.41)	$(1.52)	$10.40	10.93	%(4)	$5,034	1.67	%(5)	1.00	%(5)	1.35	%(5)	23%
C	10.99	0.07	0.86	0.93	(0.12)	(1.41)	(1.53)	10.39	10.91	(4)	1,590	2.34	(5)	0.89	(5)	1.46	(5)	23
I	11.00	0.07	0.84	0.91	(0.26)	(1.41)	(1.67)	10.24	10.99	(4)	3,565	1.33	(5)	0.74	(5)	1.40	(5)	23
R3	10.98	0.07	0.86	0.93	(0.12)	(1.41)	(1.53)	10.38	10.93	(4)	1,366	1.98	(5)	0.89	(5)	1.46	(5)	23
R4	10.99	0.07	0.87	0.94	(0.13)	(1.41)	(1.54)	10.39	11.01	(4)	1,384	1.69	(5)	0.85	(5)	1.50	(5)	23
R5	10.99	0.08	0.85	0.93	(0.13)	(1.41)	(1.54)	10.38	10.90	(4)	1,377	1.40	(5)	0.81	(5)	1.54	(5)	23
R6	11.01	0.08	0.86	0.94	(0.15)	(1.41)	(1.56)	10.39	11.03	(4)	1,382	1.29	(5)	0.69	(5)	1.66	(5)	23
Y	11.00	0.08	0.85	0.93	(0.14)	(1.41)	(1.55)	10.38	11.01	(4)	1,557	1.31	(5)	0.72	(5)	1.64	(5)	23
F	11.06	0.08	0.87	0.95	(0.14)	(1.41)	(1.55)	10.46	11.05	(4)	10,697	1.28	(5)	0.69	(5)	1.66	(5)	23

For the Year Ended October 31, 2018
A	$13.64	$0.13	$(1.65)	$(1.52)	$(0.06)	$(1.07)	$(1.13)	$10.99	(12.08)%		$4,266	1.64%		1.07%		1.04%		42%
C	13.62	0.14	(1.65)	(1.51)	(0.05)	(1.07)	(1.12)	10.99	(11.95)		1,425	2.34		0.97		1.13		42
I	13.68	0.15	(1.64)	(1.49)	(0.12)	(1.07)	(1.19)	11.00	(11.82)		8,157	1.26		0.76		1.25		42
R3	13.63	0.14	(1.65)	(1.51)	(0.07)	(1.07)	(1.14)	10.98	(12.02)		1,231	1.96		0.98		1.13		42
R4	13.64	0.14	(1.64)	(1.50)	(0.08)	(1.07)	(1.15)	10.99	(11.93)		1,247	1.66		0.92		1.18		42
R5	13.65	0.15	(1.65)	(1.50)	(0.09)	(1.07)	(1.16)	10.99	(11.84)		1,241	1.36		0.87		1.24		42
R6	13.66	0.17	(1.65)	(1.48)	(0.10)	(1.07)	(1.17)	11.01	(11.74)		1,244	1.24		0.75		1.35		42
Y	13.66	0.16	(1.64)	(1.48)	(0.11)	(1.07)	(1.18)	11.00	(11.77)		1,342	1.29		0.76		1.34		42
F	13.68	0.17	(1.67)	(1.50)	(0.05)	(1.07)	(1.12)	11.06	(11.78)		9,263	1.24		0.75		1.38		42

For the Year Ended October 31, 2017
A	$11.53	$0.11	$2.33	$2.44	$(0.12)	$(0.21)	$(0.33)	$13.64	21.76%		$4,336	1.87%		1.18%		0.87%		44%
C	11.47	0.08	2.33	2.41	(0.05)	(0.21)	(0.26)	13.62	21.48		1,559	2.53		1.37		0.69		44
I	11.55	0.14	2.34	2.48	(0.14)	(0.21)	(0.35)	13.68	22.12		19,040	1.53		0.92		1.18		44
R3	11.50	0.10	2.33	2.43	(0.09)	(0.21)	(0.30)	13.63	21.68		1,399	2.20		1.22		0.83		44
R4	11.52	0.12	2.32	2.44	(0.11)	(0.21)	(0.32)	13.64	21.84		1,404	1.90		1.11		0.94		44
R5	11.54	0.13	2.33	2.46	(0.14)	(0.21)	(0.35)	13.65	22.01		1,408	1.60		1.00		1.05		44
R6	11.55	0.14	2.33	2.47	(0.15)	(0.21)	(0.36)	13.66	22.09		1,411	1.50		0.90		1.16		44
Y	11.55	0.14	2.33	2.47	(0.15)	(0.21)	(0.36)	13.66	22.09		1,469	1.51		0.90		1.16		44
F(7)	11.81	0.08	1.79	1.87	—	—	—	13.68	15.83	(4)	6,424	1.58	(5)	0.90	(5)	0.87	(5)	44

For the Period Ended October 31, 2016
A(10)	$10.00	$0.13	$1.40	$1.53	$—	$—	$—	$11.53	15.30	%(4)	$1,489	1.46	%(5)	1.17	%(5)	1.75	%(5)	25	%(4)
C(10)	10.00	0.07	1.40	1.47	—	—	—	11.47	14.70	(4)	1,196	2.20	(5)	1.90	(5)	0.99	(5)	25	(4)
I(10)	10.00	0.15	1.40	1.55	—	—	—	11.55	15.50	(4)	21,506	1.20	(5)	0.90	(5)	1.99	(5)	25	(4)
R3(10)	10.00	0.10	1.40	1.50	—	—	—	11.50	15.00	(4)	1,150	1.90	(5)	1.60	(5)	1.29	(5)	25	(4)
R4(10)	10.00	0.12	1.40	1.52	—	—	—	11.52	15.20	(4)	1,152	1.60	(5)	1.30	(5)	1.59	(5)	25	(4)
R5(10)	10.00	0.14	1.40	1.54	—	—	—	11.54	15.40	(4)	1,154	1.30	(5)	1.00	(5)	1.89	(5)	25	(4)
R6(10)	10.00	0.15	1.40	1.55	—	—	—	11.55	15.50	(4)	1,155	1.20	(5)	0.90	(5)	1.99	(5)	25	(4)
Y(10)	10.00	0.15	1.40	1.55	—	—	—	11.55	15.50	(4)	1,155	1.20	(5)	0.90	(5)	1.99	(5)	25	(4)

The accompanying notes are an integral part of these financial statements.

56

Hartford International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)—										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford International Equity Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$9.91	$0.07	$0.62	$0.69	$(0.02)	$(0.02)	$(0.04)	$10.56	7.06	%(4)	$727,997	0.97	%(5)	0.97	%(5)	1.40	%(5)	38%
C	9.76	0.02	0.62	0.64	—	(0.02)	(0.02)	10.38	6.58	(4)	54,421	1.78	(5)	1.78	(5)	0.51	(5)	38
I	10.01	0.08	0.64	0.72	(0.03)	(0.02)	(0.05)	10.68	7.29	(4)	89,256	0.67	(5)	0.67	(5)	1.60	(5)	38
R3	9.85	0.05	0.63	0.68	(0.02)	(0.02)	(0.04)	10.49	6.95	(4)	18,860	1.26	(5)	1.25	(5)	1.11	(5)	38
R4	9.91	0.07	0.63	0.70	(0.03)	(0.02)	(0.05)	10.56	7.07	(4)	14,856	0.95	(5)	0.95	(5)	1.41	(5)	38
R5	8.75	0.08	0.55	0.63	(0.03)	(0.02)	(0.05)	9.33	7.32	(4)	1,215	0.65	(5)	0.65	(5)	1.76	(5)	38
R6	10.06	0.10	0.63	0.73	(0.04)	(0.02)	(0.06)	10.73	7.29	(4)	7,906	0.54	(5)	0.54	(5)	1.99	(5)	38
Y	10.02	0.10	0.62	0.72	(0.04)	(0.02)	(0.06)	10.68	7.27	(4)	35,043	0.59	(5)	0.59	(5)	1.95	(5)	38
F	10.06	0.09	0.64	0.73	(0.04)	(0.02)	(0.06)	10.73	7.29	(4)	74,155	0.54	(5)	0.54	(5)	1.84	(5)	38

For the Year Ended October 31, 2018
A	$11.42	$0.13	$(1.28)	$(1.15)	$(0.18)	$(0.18)	$(0.36)	$9.91	(10.47)%		$750,143	1.15%		0.97%		1.30%		85%
C	11.28	0.07	(1.29)	(1.22)	(0.12)	(0.18)	(0.30)	9.76	(11.16)		70,348	1.96		1.75		0.65		85
I	11.52	0.20	(1.33)	(1.13)	(0.20)	(0.18)	(0.38)	10.01	(10.21)		120,491	0.87		0.66		1.85		85
R3	11.37	0.02	(1.21)	(1.19)	(0.15)	(0.18)	(0.33)	9.85	(10.84)		19,595	1.41		1.27		0.29		85
R4	11.43	0.12	(1.28)	(1.16)	(0.18)	(0.18)	(0.36)	9.91	(10.58)		15,357	1.19		0.99		1.29		85
R5	10.09	0.17	(1.13)	(0.96)	(0.20)	(0.18)	(0.38)	8.75	(9.97)		1,109	0.91		0.69		1.75		85
R6(6)	11.48	0.11	(1.53)	(1.42)	—	—	—	10.06	(12.37	)(4)	4,959	0.68	(5)	0.53	(5)	1.50	(5)	85
Y	11.51	0.22	(1.31)	(1.09)	(0.22)	(0.18)	(0.40)	10.02	(9.92)		27,321	0.83		0.59		2.02		85
F	11.53	0.18	(1.28)	(1.10)	(0.19)	(0.18)	(0.37)	10.06	(9.94)		74,278	0.71		0.55		1.76		85

For the Year Ended October 31, 2017
A	$9.37	$0.15	$2.07	$2.22	$(0.17)	$—	$(0.17)	$11.42	24.17%		$15,943	1.74%		1.16%		1.43%		133%
C	9.25	0.07	2.06	2.13	(0.10)	—	(0.10)	11.28	23.29		4,527	2.47		1.91		0.71		133
I	9.44	0.20	2.06	2.26	(0.18)	—	(0.18)	11.52	24.49		14,971	1.43		0.88		1.88		133
R3	9.37	0.11	2.07	2.18	(0.18)	—	(0.18)	11.37	23.76		93	2.28		1.46		1.10		133
R4	9.40	0.15	2.07	2.22	(0.19)	—	(0.19)	11.43	24.13		740	1.75		1.17		1.39		133
R5	9.38	0.21	1.75	1.96	(1.25)	—	(1.25)	10.09	24.50		397	1.38		0.85		2.28		133
Y	9.44	0.18	2.09	2.27	(0.20)	—	(0.20)	11.51	24.67		11,822	1.31		0.78		1.76		133
F(7)	9.65	0.08	1.80	1.88	—	—	—	11.53	19.48	(4)	1,739	1.26	(5)	0.66	(5)	1.01	(5)	133

For the Year Ended October 31, 2016
A	$9.40	$0.14	$0.06	$0.20	$(0.10)	$(0.13)	$(0.23)	$9.37	2.29%		$10,519	1.99%		1.20	%(11)	1.52%		95%
B	9.35	0.01	0.11	0.12	(0.03)	(0.13)	(0.16)	9.31	1.37		120	2.71		1.95	(11)	0.17		95
C	9.29	0.07	0.06	0.13	(0.04)	(0.13)	(0.17)	9.25	1.46		2,583	2.73		1.95	(11)	0.80		95
I	9.47	0.16	0.07	0.23	(0.13)	(0.13)	(0.26)	9.44	2.55		5,109	1.63		0.90	(11)	1.82		95
R3	9.41	0.05	0.13	0.18	(0.09)	(0.13)	(0.22)	9.37	2.02		110	2.26		1.50	(11)	0.57		95
R4	9.44	0.07	0.13	0.20	(0.11)	(0.13)	(0.24)	9.40	2.24		251	1.94		1.20	(11)	0.80		95
R5	9.47	0.07	0.11	0.18	(0.14)	(0.13)	(0.27)	9.38	2.01		11	1.61		0.90	(11)	0.79		95
Y	9.47	0.18	0.07	0.25	(0.15)	(0.13)	(0.28)	9.44	2.73		10,857	1.51		0.80	(11)	1.96		95

For the Year Ended October 31, 2015
A	$9.92	$0.07	$(0.26)	$(0.19)	$(0.08)	$(0.25)	$(0.33)	$9.40	(1.76)%		$12,648	1.84%		1.39%		0.77%		125%
B	9.84	—	(0.24)	(0.24)	—	(0.25)	(0.25)	9.35	(2.34)		821	2.49		2.13		0.02		125
C	9.80	0.01	(0.25)	(0.24)	(0.02)	(0.25)	(0.27)	9.29	(2.39)		2,859	2.57		2.14		0.08		125
I	9.98	0.11	(0.25)	(0.14)	(0.12)	(0.25)	(0.37)	9.47	(1.30)		4,554	1.45		1.07		1.13		125
R3	9.91	0.05	(0.24)	(0.19)	(0.06)	(0.25)	(0.31)	9.41	(1.84)		1,226	2.09		1.62		0.55		125
R4	9.95	0.08	(0.25)	(0.17)	(0.09)	(0.25)	(0.34)	9.44	(1.62)		1,149	1.78		1.32		0.85		125
R5	9.98	0.11	(0.25)	(0.14)	(0.12)	(0.25)	(0.37)	9.47	(1.30)		1,057	1.47		1.02		1.15		125
Y	9.98	0.12	(0.26)	(0.14)	(0.12)	(0.25)	(0.37)	9.47	(1.25)		10,625	1.37		0.96		1.21		125

The accompanying notes are an integral part of these financial statements.

57

Hartford International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)—										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford International Equity Fund – (continued)

For the Year Ended October 31, 2014
A	$9.91	$0.06	$0.03	$0.09	$(0.08)	$—	$(0.08)	$9.92	0.89%		$10,810	1.84%		1.44%		0.57%		69%
B	9.84	(0.02)	0.03	0.01	(0.01)	—	(0.01)	9.84	0.10		908	2.53		2.13		(0.18)		69
C	9.81	(0.03)	0.04	0.01	(0.02)	—	(0.02)	9.80	0.06		1,910	2.59		2.19		(0.26)		69
I	9.97	0.10	0.02	0.12	(0.11)	—	(0.11)	9.98	1.19		1,835	1.44		1.04		1.03		69
R3	9.91	0.05	0.01	0.06	(0.06)	—	(0.06)	9.91	0.54		1,258	2.12		1.65		0.44		69
R4	9.94	0.08	0.01	0.09	(0.08)	—	(0.08)	9.95	0.90		1,151	1.81		1.35		0.74		69
R5	9.97	0.11	0.01	0.12	(0.11)	—	(0.11)	9.98	1.18		1,071	1.50		1.05		1.04		69
Y	9.97	0.11	0.01	0.12	(0.11)	—	(0.11)	9.98	1.22		10,756	1.40		1.00		1.09		69

The Hartford International Growth Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$13.85	$0.03	$1.26	$1.29	$(0.08)	$(0.97)	$(1.05)	$14.09	10.54	%(4)	$130,946	1.38	%(5)	1.30	%(5)	0.44	%(5)	36%
C	12.71	(0.02)	1.16	1.14	—	(0.97)	(0.97)	12.88	10.19	(4)	7,617	2.15	(5)	2.05	(5)	(0.36	)(5)	36
I	13.75	0.05	1.25	1.30	(0.12)	(0.97)	(1.09)	13.96	10.79	(4)	39,070	1.01	(5)	0.95	(5)	0.82	(5)	36
R3	14.00	0.02	1.28	1.30	(0.03)	(0.97)	(1.00)	14.30	10.39	(4)	686	1.61	(5)	1.55	(5)	0.25	(5)	36
R4	14.21	0.02	1.31	1.33	(0.06)	(0.97)	(1.03)	14.51	10.55	(4)	6,777	1.33	(5)	1.27	(5)	0.36	(5)	36
R5	14.34	0.05	1.31	1.36	(0.12)	(0.97)	(1.09)	14.61	10.75	(4)	25,457	1.01	(5)	0.95	(5)	0.80	(5)	36
R6	14.41	0.07	1.31	1.38	(0.13)	(0.97)	(1.10)	14.69	10.84	(4)	1,584	0.91	(5)(5)	0.85	(5)(5)	1.06	(5)(5)	36
Y	14.39	0.06	1.31	1.37	(0.13)	(0.97)	(1.10)	14.66	10.80	(4)	18,116	0.94	(5)	0.88	(5)	0.88	(5)	36
F	13.77	0.06	1.24	1.30	(0.13)	(0.97)	(1.10)	13.97	10.80	(4)	109,389	0.91	(5)	0.85	(5)	0.91	(5)	36

For the Year Ended October 31, 2018
A	$15.21	$0.10	$(1.38)	$(1.28)	$(0.08)	$—	$(0.08)	$13.85	(8.47)%		$123,681	1.40%		1.30%		0.64%		76%
C	13.99	(0.01)	(1.27)	(1.28)	—	—	—	12.71	(9.15)		7,962	2.21		2.05		(0.09)		76
I	15.09	0.15	(1.37)	(1.22)	(0.12)	—	(0.12)	13.75	(8.16)		35,144	1.04		0.98		0.98		76
R3	15.36	0.06	(1.41)	(1.35)	(0.01)	—	(0.01)	14.00	(8.72)		556	1.67		1.60		0.36		76
R4	15.59	0.09	(1.39)	(1.30)	(0.08)	—	(0.08)	14.21	(8.41)		8,748	1.36		1.30		0.59		76
R5	15.74	0.17	(1.45)	(1.28)	(0.12)	—	(0.12)	14.34	(8.19)		21,691	1.06		1.00		1.03		76
R6(6)	16.23	0.02	(1.84)	(1.82)	—	—	—	14.41	(11.21	)(4)	583	0.94	(5)	0.86	(5)	0.22	(5)	76
Y	15.79	0.17	(1.44)	(1.27)	(0.13)	—	(0.13)	14.39	(8.13)		16,422	0.98		0.91		1.05		76
F	15.11	0.16	(1.37)	(1.21)	(0.13)	—	(0.13)	13.77	(8.10)		94,527	0.95		0.89		1.07		76

For the Year Ended October 31, 2017
A	$12.24	$0.09	$3.02	$3.11	$(0.14)	$—	$(0.14)	$15.21	25.79%		$124,332	1.48%		1.30%		0.71%		82%
C	11.26	(0.01)	2.79	2.78	(0.05)	—	(0.05)	13.99	24.88		15,539	2.21		2.05		(0.06)		82
I	12.16	0.15	2.96	3.11	(0.18)	—	(0.18)	15.09	26.05		26,644	1.34		1.00		1.18		82
R3	12.33	0.06	3.05	3.11	(0.08)	—	(0.08)	15.36	25.48		649	1.81		1.60		0.45		82
R4	12.55	0.10	3.09	3.19	(0.15)	—	(0.15)	15.59	25.75		11,579	1.39		1.30		0.75		82
R5	12.67	0.13	3.12	3.25	(0.18)	—	(0.18)	15.74	26.23		7,184	1.10		1.00		0.93		82
Y	12.71	0.11	3.16	3.27	(0.19)	—	(0.19)	15.79	26.20		11,865	1.01		0.95		0.81		82
F(7)	12.18	0.06	2.87	2.93	—	—	—	15.11	24.06	(4)	61,131	0.99	(5)	0.90	(5)	0.65	(5)	82

For the Year Ended October 31, 2016
A	$12.38	$0.13	$(0.19)	$(0.06)	$(0.08)	$—	$(0.08)	$12.24	(0.39)%		$109,049	1.56%		1.32	%(12)	1.07%		89%
B	11.41	0.02	(0.16)	(0.14)	—	—	—	11.27	(1.23)		911	2.69		2.07	(12)	0.19		89
C	11.40	0.03	(0.16)	(0.13)	(0.01)	—	(0.01)	11.26	(1.22)		14,706	2.27		2.07	(12)	0.30		89
I	12.30	0.17	(0.18)	(0.01)	(0.13)	—	(0.13)	12.16	(0.12)		35,437	1.19		1.02	(12)	1.39		89
R3	12.50	0.10	(0.20)	(0.10)	(0.07)	—	(0.07)	12.33	(0.78)		1,027	1.79		1.62	(12)	0.81		89
R4	12.72	0.15	(0.20)	(0.05)	(0.12)	—	(0.12)	12.55	(0.45)		10,542	1.43		1.32	(12)	1.18		89
R5	12.82	0.17	(0.19)	(0.02)	(0.13)	—	(0.13)	12.67	(0.17)		5,925	1.13		1.02	(12)	1.39		89
Y	12.86	0.16	(0.17)	(0.01)	(0.14)	—	(0.14)	12.71	(0.09)		17,282	1.03		0.97	(12)	1.25		89

The accompanying notes are an integral part of these financial statements.

58

Hartford International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)—										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

The Hartford International Growth Fund – (continued)

For the Year Ended October 31, 2015
A	$12.56	$0.08	$(0.24)	$(0.16)	$(0.02)	$—	$(0.02)	$12.38	(1.31)%		$119,554	1.51%		1.43%		0.65%		121%
B	11.65	(0.03)	(0.21)	(0.24)	—	—	—	11.41	(2.06)		2,379	2.63		2.20		(0.24)		121
C	11.63	—	(0.23)	(0.23)	—	—	—	11.40	(1.98)		18,454	2.22		2.14		(0.04)		121
I	12.51	0.16	(0.28)	(0.12)	(0.09)	—	(0.09)	12.30	(0.98)		42,404	1.09		1.03		1.27		121
R3	12.68	0.08	(0.26)	(0.18)	—	—	—	12.50	(1.42)		1,152	1.75		1.60		0.59		121
R4	12.92	0.11	(0.25)	(0.14)	(0.06)	—	(0.06)	12.72	(1.09)		6,280	1.39		1.30		0.84		121
R5	13.01	0.18	(0.28)	(0.10)	(0.09)	—	(0.09)	12.82	(0.83)		5,915	1.08		1.00		1.33		121
Y	13.06	0.14	(0.25)	(0.11)	(0.09)	—	(0.09)	12.86	(0.79)		39,569	0.97		0.95		1.09		121

For the Year Ended October 31, 2014
A	$12.10	$0.07	$0.48	$0.55	$(0.09)	$—	$(0.09)	$12.56	4.52%		$97,732	1.58%		1.50%		0.55%		84%
B	11.23	(0.03)	0.45	0.42	—	—	—	11.65	3.74		4,384	2.64		2.25		(0.25)		84
C	11.22	(0.02)	0.43	0.41	—	—	—	11.63	3.65		12,978	2.30		2.24		(0.19)		84
I	12.04	0.12	0.47	0.59	(0.12)	—	(0.12)	12.51	4.94		6,748	1.18		1.12		0.92		84
R3	12.19	0.06	0.48	0.54	(0.05)	—	(0.05)	12.68	4.40		458	1.83		1.60		0.48		84
R4	12.45	0.10	0.48	0.58	(0.11)	—	(0.11)	12.92	4.68		1,293	1.44		1.30		0.77		84
R5	12.53	0.13	0.49	0.62	(0.14)	—	(0.14)	13.01	4.99		182	1.13		1.00		1.03		84
Y	12.57	0.11	0.53	0.64	(0.15)	—	(0.15)	13.06	5.10		38,538	1.01		0.95		0.87		84

The Hartford International Opportunities Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$14.66	$0.10	$1.29	$1.39	$(0.18)	$(0.35)	$(0.53)	$15.52	10.05	%(4)	$484,421	1.13	%(5)	1.13	%(5)	1.37	%(5)	46%
C	12.74	0.03	1.13	1.16	(0.03)	(0.35)	(0.38)	13.52	9.57	(4)	42,344	1.93	(5)	1.93	(5)	0.51	(5)	46
I	14.60	0.11	1.28	1.39	(0.23)	(0.35)	(0.58)	15.41	10.17	(4)	373,171	0.82	(5)	0.82	(5)	1.60	(5)	46
R3	14.87	0.08	1.31	1.39	(0.13)	(0.35)	(0.48)	15.78	9.85	(4)	57,048	1.41	(5)	1.41	(5)	1.08	(5)	46
R4	15.16	0.10	1.34	1.44	(0.18)	(0.35)	(0.53)	16.07	10.04	(4)	152,926	1.11	(5)	1.11	(5)	1.37	(5)	46
R5	15.32	0.13	1.34	1.47	(0.23)	(0.35)	(0.58)	16.21	10.23	(4)	269,790	0.81	(5)	0.81	(5)	1.72	(5)	46
R6	15.42	0.15	1.33	1.48	(0.25)	(0.35)	(0.60)	16.30	10.23	(4)	668,745	0.70	(5)	0.70	(5)	1.94	(5)	46
Y	15.41	0.13	1.35	1.48	(0.24)	(0.35)	(0.59)	16.30	10.25	(4)	1,045,507	0.75	(5)	0.75	(5)	1.76	(5)	46
F	14.61	0.13	1.27	1.40	(0.25)	(0.35)	(0.60)	15.41	10.25	(4)	619,043	0.70	(5)	0.70	(5)	1.79	(5)	46

For the Year Ended October 31, 2018
A	$17.49	$0.18	$(2.19)	$(2.01)	$(0.21)	$(0.61)	$(0.82)	$14.66	(12.07)%		$480,730	1.10%		1.10%		1.05%		76%
C	15.33	0.05	(1.90)	(1.85)	(0.13)	(0.61)	(0.74)	12.74	(12.71)		48,193	1.87		1.86		0.32		76
I	17.41	0.24	(2.19)	(1.95)	(0.25)	(0.61)	(0.86)	14.60	(11.81)		457,499	0.79		0.79		1.41		76
R3	17.73	0.13	(2.22)	(2.09)	(0.16)	(0.61)	(0.77)	14.87	(12.33)		57,967	1.41		1.41		0.73		76
R4	18.06	0.18	(2.26)	(2.08)	(0.21)	(0.61)	(0.82)	15.16	(12.07)		157,811	1.11		1.11		1.04		76
R5	18.24	0.24	(2.29)	(2.05)	(0.26)	(0.61)	(0.87)	15.32	(11.82)		253,440	0.80		0.80		1.35		76
R6	18.34	0.27	(2.30)	(2.03)	(0.28)	(0.61)	(0.89)	15.42	(11.69)		505,433	0.70		0.70		1.56		76
Y	18.34	0.25	(2.30)	(2.05)	(0.27)	(0.61)	(0.88)	15.41	(11.77)		1,029,715	0.74		0.74		1.41		76
F	17.43	0.25	(2.18)	(1.93)	(0.28)	(0.61)	(0.89)	14.61	(11.72)		599,574	0.70		0.70		1.49		76

For the Year Ended October 31, 2017
A	$14.36	$0.18	$3.10	$3.28	$(0.15)	$—	$(0.15)	$17.49	23.07%		$571,753	1.14%		1.14%		1.11%		102%
C	12.61	0.05	2.73	2.78	(0.06)	—	(0.06)	15.33	22.13		67,778	1.88		1.88		0.37		102
I	14.31	0.24	3.07	3.31	(0.21)	—	(0.21)	17.41	23.36		428,563	0.89		0.89		1.54		102
R3	14.58	0.14	3.14	3.28	(0.13)	—	(0.13)	17.73	22.69		69,884	1.42		1.42		0.87		102
R4	14.84	0.19	3.20	3.39	(0.17)	—	(0.17)	18.06	23.07		192,812	1.12		1.12		1.17		102
R5	14.98	0.25	3.22	3.47	(0.21)	—	(0.21)	18.24	23.47		240,029	0.82		0.82		1.52		102
R6	15.06	0.29	3.21	3.50	(0.22)	—	(0.22)	18.34	23.59		218,688	0.71		0.71		1.70		102
Y	15.07	0.24	3.25	3.49	(0.22)	—	(0.22)	18.34	23.51		1,131,809	0.74		0.74		1.49		102
F(7)	14.79	0.20	2.44	2.64	—	—	—	17.43	17.85	(4)	526,321	0.71	(5)	0.71	(5)	1.75	(5)	102

The accompanying notes are an integral part of these financial statements.

59

Hartford International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)—										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

The Hartford International Opportunities Fund – (continued)

For the Year Ended October 31, 2016
A	$15.11	$0.18	$(0.59)	$(0.41)	$(0.11)	$(0.23)	$(0.34)	$14.36	(2.68)%		$483,835	1.20%		1.20%		1.27%		82%
B	13.69	0.03	(0.52)	(0.49)	—	(0.23)	(0.23)	12.97	(3.52)		1,354	2.39		2.04		0.26		82
C	13.32	0.07	(0.53)	(0.46)	(0.02)	(0.23)	(0.25)	12.61	(3.38)		54,507	1.93		1.93		0.52		82
I	15.07	0.23	(0.60)	(0.37)	(0.16)	(0.23)	(0.39)	14.31	(2.34)		271,707	0.88		0.88		1.65		82
R3	15.33	0.15	(0.60)	(0.45)	(0.07)	(0.23)	(0.30)	14.58	(2.88)		58,367	1.45		1.45		1.02		82
R4	15.59	0.19	(0.60)	(0.41)	(0.11)	(0.23)	(0.34)	14.84	(2.58)		139,731	1.14		1.14		1.32		82
R5	15.74	0.24	(0.61)	(0.37)	(0.16)	(0.23)	(0.39)	14.98	(2.33)		101,936	0.84		0.84		1.64		82
R6	15.82	0.28	(0.64)	(0.36)	(0.17)	(0.23)	(0.40)	15.06	(2.23)		29,571	0.74		0.74		1.87		82
Y	15.82	0.27	(0.62)	(0.35)	(0.17)	(0.23)	(0.40)	15.07	(2.16)		1,093,849	0.74		0.74		1.80		82

For the Year Ended October 31, 2015
A	$16.96	$0.15	$0.04	$0.19	$(0.17)	$(1.87)	$(2.04)	$15.11	1.59%		$545,253	1.19%		1.19%		0.99%		78%
B	15.52	0.01	0.05	0.06	(0.02)	(1.87)	(1.89)	13.69	0.79		4,594	2.30		2.03		0.07		78
C	15.20	0.03	0.04	0.07	(0.08)	(1.87)	(1.95)	13.32	0.90		60,015	1.92		1.92		0.23		78
I	16.91	0.20	0.05	0.25	(0.22)	(1.87)	(2.09)	15.07	2.03		102,836	0.84		0.84		1.27		78
R3	17.18	0.12	0.04	0.16	(0.14)	(1.87)	(2.01)	15.33	1.36		48,652	1.44		1.44		0.75		78
R4	17.43	0.16	0.05	0.21	(0.18)	(1.87)	(2.05)	15.59	1.68		122,311	1.14		1.14		1.03		78
R5	17.58	0.21	0.04	0.25	(0.22)	(1.87)	(2.09)	15.74	1.94		98,671	0.84		0.84		1.32		78
R6(13)	17.42	0.07	0.43	0.50	(0.23)	(1.87)	(2.10)	15.82	3.44	(4)	2,984	0.85	(5)	0.85	(5)	0.46	(5)	78
Y	17.66	0.23	0.03	0.26	(0.23)	(1.87)	(2.10)	15.82	2.03		648,411	0.74		0.74		1.42		78

For the Year Ended October 31, 2014
A	$17.46	$0.14	$0.11	$0.25	$(0.20)	$(0.55)	$(0.75)	$16.96	1.45%		$465,854	1.20%		1.20%		0.80%		104%
B	16.04	(0.01)	0.10	0.09	(0.06)	(0.55)	(0.61)	15.52	0.58		6,825	2.30		2.04		(0.07)		104
C	15.76	0.01	0.09	0.10	(0.11)	(0.55)	(0.66)	15.20	0.68		55,122	1.93		1.93		0.07		104
I	17.41	0.20	0.10	0.30	(0.25)	(0.55)	(0.80)	16.91	1.76		99,430	0.84		0.84		1.15		104
R3	17.69	0.09	0.11	0.20	(0.16)	(0.55)	(0.71)	17.18	1.19		40,827	1.44		1.44		0.54		104
R4	17.93	0.15	0.11	0.26	(0.21)	(0.55)	(0.76)	17.43	1.47		104,977	1.14		1.14		0.83		104
R5	18.06	0.21	0.11	0.32	(0.25)	(0.55)	(0.80)	17.58	1.83		85,424	0.84		0.84		1.16		104
Y	18.14	0.25	0.09	0.34	(0.27)	(0.55)	(0.82)	17.66	1.90		581,030	0.74		0.74		1.38		104

The Hartford International Small Company Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$14.00	$0.02	$(0.14)	$(0.12)	$(0.07)	$(1.76)	$(1.83)	$12.05	0.99	%(4)	$45,423	1.51	%(5)	1.49	%(5)	0.41	%(5)	13%
C	12.52	(0.02)	(0.14)	(0.16)	—	(1.76)	(1.76)	10.60	0.64	(4)	3,749	2.26	(5)	2.23	(5)	(0.37	)(5)	13
I	13.91	0.04	(0.15)	(0.11)	(0.11)	(1.76)	(1.87)	11.93	1.12	(4)	13,815	1.20	(5)	1.18	(5)	0.60	(5)	13
R3	14.08	0.02	(0.15)	(0.13)	(0.03)	(1.76)	(1.79)	12.16	0.88	(4)	7,077	1.72	(5)	1.65	(5)	0.28	(5)	13
R4	14.18	0.03	(0.15)	(0.12)	(0.08)	(1.76)	(1.84)	12.22	0.99	(4)	4,687	1.42	(5)	1.35	(5)	0.55	(5)	13
R5	14.28	0.04	(0.15)	(0.11)	(0.13)	(1.76)	(1.89)	12.28	1.12	(4)	906	1.13	(5)	1.05	(5)	0.68	(5)	13
Y	14.29	0.05	(0.15)	(0.10)	(0.14)	(1.76)	(1.90)	12.29	1.18	(4)	90,493	1.05	(5)	1.00	(5)	0.90	(5)	13
F	13.93	0.05	(0.16)	(0.11)	(0.14)	(1.76)	(1.90)	11.92	1.16	(4)	42,779	1.01	(5)	1.00	(5)	0.80	(5)	13

For the Year Ended October 31, 2018
A	$17.51	$0.10	$(2.34)	$(2.24)	$(0.20)	$(1.07)	$(1.27)	$14.00	(13.85)%		$51,258	1.46%		1.46%		0.61%		38%
C	15.80	(0.02)	(2.10)	(2.12)	(0.09)	(1.07)	(1.16)	12.52	(14.50)		4,669	2.24		2.22		(0.13)		38
I	17.41	0.14	(2.31)	(2.17)	(0.26)	(1.07)	(1.33)	13.91	(13.55)		23,382	1.08		1.08		0.83		38
R3	17.61	0.07	(2.36)	(2.29)	(0.17)	(1.07)	(1.24)	14.08	(14.02)		7,505	1.70		1.65		0.44		38
R4	17.70	0.12	(2.37)	(2.25)	(0.20)	(1.07)	(1.27)	14.18	(13.71)		5,176	1.40		1.35		0.73		38
R5	17.82	0.18	(2.39)	(2.21)	(0.26)	(1.07)	(1.33)	14.28	(13.46)		1,922	1.11		1.05		1.04		38
Y	17.83	0.18	(2.39)	(2.21)	(0.26)	(1.07)	(1.33)	14.29	(13.43)		113,001	1.00		1.00		1.07		38
F	17.42	0.18	(2.33)	(2.15)	(0.27)	(1.07)	(1.34)	13.93	(13.43)		60,870	0.99		0.99		1.12		38

The accompanying notes are an integral part of these financial statements.

60

Hartford International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)—										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

The Hartford International Small Company Fund – (continued)

For the Year Ended October 31, 2017
A	$13.61	$0.09	$3.87	$3.96	$(0.06)	$—	$(0.06)	$17.51	29.29%		$63,826	1.43%		1.43%		0.59%		36%
C	12.32	(0.02)	3.50	3.48	—	—	—	15.80	28.25		11,541	2.18		2.17		(0.15)		36
I	13.53	0.15	3.84	3.99	(0.11)	—	(0.11)	17.41	29.76		61,910	1.05		1.05		0.97		36
R3	13.69	0.06	3.89	3.95	(0.03)	—	(0.03)	17.61	28.95		9,709	1.69		1.65		0.37		36
R4	13.77	0.11	3.90	4.01	(0.08)	—	(0.08)	17.70	29.35		8,412	1.39		1.35		0.71		36
R5	13.86	0.15	3.93	4.08	(0.12)	—	(0.12)	17.82	29.75		2,241	1.09		1.05		0.99		36
Y	13.88	0.14	3.94	4.08	(0.13)	—	(0.13)	17.83	29.72		157,763	1.00		1.00		0.91		36
F(7)	14.12	0.13	3.17	3.30	—	—	—	17.42	23.37	(4)	74,987	0.98	(5)	0.98	(5)	1.24	(5)	36

For the Year Ended October 31, 2016
A	$14.49	$0.07	$(0.83)	$(0.76)	$(0.05)	$(0.07)	$(0.12)	$13.61	(5.31)%		$61,507	1.47%		1.47	%(14)	0.48%		43%
B	13.56	(0.07)	(0.75)	(0.82)	—	(0.07)	(0.07)	12.67	(6.05)		318	2.70		2.29	(14)	(0.53)		43
C	13.18	(0.03)	(0.76)	(0.79)	—	(0.07)	(0.07)	12.32	(5.99)		11,202	2.21		2.21	(14)	(0.27)		43
I	14.41	0.11	(0.81)	(0.70)	(0.11)	(0.07)	(0.18)	13.53	(4.90)		66,525	1.11		1.11	(14)	0.83		43
R3	14.58	0.04	(0.84)	(0.80)	(0.02)	(0.07)	(0.09)	13.69	(5.47)		8,954	1.69		1.66	(14)	0.32		43
R4	14.66	0.09	(0.85)	(0.76)	(0.06)	(0.07)	(0.13)	13.77	(5.17)		7,619	1.39		1.36	(14)	0.66		43
R5	14.76	0.21	(0.93)	(0.72)	(0.11)	(0.07)	(0.18)	13.86	(4.92)		1,975	1.10		1.06	(14)	1.51		43
Y	14.76	0.15	(0.84)	(0.69)	(0.12)	(0.07)	(0.19)	13.88	(4.73)		290,395	0.99		0.99	(14)	1.09		43

For the Year Ended October 31, 2015
A	$16.85	$0.04	$0.85	$0.89	$(0.24)	$(3.01)	$(3.25)	$14.49	7.24%		$74,087	1.47%		1.47%		0.27%		55%
B	15.88	(0.07)	0.83	0.76	(0.07)	(3.01)	(3.08)	13.56	6.64		1,072	2.58		2.16		(0.53)		55
C	15.61	(0.06)	0.78	0.72	(0.14)	(3.01)	(3.15)	13.18	6.56		15,623	2.19		2.19		(0.47)		55
I	16.76	0.11	0.83	0.94	(0.28)	(3.01)	(3.29)	14.41	7.68		77,563	1.09		1.09		0.76		55
R3	16.94	0.01	0.87	0.88	(0.23)	(3.01)	(3.24)	14.58	7.12		10,022	1.69		1.65		0.10		55
R4	17.02	0.06	0.87	0.93	(0.28)	(3.01)	(3.29)	14.66	7.43		7,413	1.39		1.35		0.42		55
R5	17.11	0.11	0.86	0.97	(0.31)	(3.01)	(3.32)	14.76	7.69		476	1.12		1.05		0.75		55
Y	17.12	0.12	0.85	0.97	(0.32)	(3.01)	(3.33)	14.76	7.72		166,480	0.99		0.99		0.82		55

For the Year Ended October 31, 2014
A	$17.46	$0.07	$(0.65)	$(0.58)	$(0.03)	$—	$(0.03)	$16.85	(3.33)%		$69,074	1.49%		1.49%		0.37%		66%
B	16.57	(0.10)	(0.59)	(0.69)	—	—	—	15.88	(4.16)		2,524	2.52		2.29		(0.58)		66
C	16.27	(0.05)	(0.61)	(0.66)	—	—	—	15.61	(4.06)		16,752	2.19		2.19		(0.32)		66
I	17.39	0.15	(0.68)	(0.53)	(0.10)	—	(0.10)	16.76	(3.08)		37,503	1.19		1.19		0.86		66
R3	17.58	0.04	(0.66)	(0.62)	(0.02)	—	(0.02)	16.94	(3.54)		9,399	1.70		1.65		0.20		66
R4	17.65	0.09	(0.65)	(0.56)	(0.07)	—	(0.07)	17.02	(3.22)		6,754	1.40		1.35		0.50		66
R5	17.72	0.13	(0.64)	(0.51)	(0.10)	—	(0.10)	17.11	(2.90)		343	1.10		1.05		0.70		66
Y	17.73	0.15	(0.65)	(0.50)	(0.11)	—	(0.11)	17.12	(2.88)		116,958	0.99		0.99		0.84		66

The Hartford International Value Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$15.11	$0.09	$0.15	$0.24	$(0.34)	$(0.70)	$(1.04)	$14.31	2.32	%(4)	$238,712	1.22	%(5)	1.22	%(5)	1.24	%(5)	32%
C	14.86	0.04	0.17	0.21	(0.22)	(0.70)	(0.92)	14.15	1.99	(4)	22,064	1.95	(5)	1.95	(5)	0.54	(5)	32
I	15.28	0.12	0.15	0.27	(0.40)	(0.70)	(1.10)	14.45	2.49	(4)	1,109,904	0.92	(5)	0.92	(5)	1.69	(5)	32
R3	15.17	0.07	0.16	0.23	(0.28)	(0.70)	(0.98)	14.42	2.18	(4)	731	1.55	(5)	1.55	(5)	1.01	(5)	32
R4	15.20	0.09	0.16	0.25	(0.34)	(0.70)	(1.04)	14.41	2.36	(4)	1,326	1.26	(5)	1.25	(5)	1.21	(5)	32
R5	15.32	0.14	0.13	0.27	(0.40)	(0.70)	(1.10)	14.49	2.50	(4)	56,157	0.92	(5)	0.92	(5)	2.00	(5)	32
R6(15)	14.59	0.11	0.08	0.19	—	—	—	14.78	1.33	(4)	44,254	0.83	(5)	0.83	(5)	4.53	(5)	32
Y	15.60	0.12	0.16	0.28	(0.40)	(0.70)	(1.10)	14.78	2.54	(4)	612,691	0.89	(5)	0.89	(5)	1.68	(5)	32
F	15.30	0.12	0.15	0.27	(0.41)	(0.70)	(1.11)	14.46	2.54	(4)	273,886	0.84	(5)	0.84	(5)	1.71	(5)	32

The accompanying notes are an integral part of these financial statements.

61

Hartford International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)—										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

The Hartford International Value Fund – (continued)

For the Year Ended October 31, 2018
A	$17.87	$0.28	$(1.88)	$(1.60)	$(0.55)	$(0.61)	$(1.16)	$15.11	(9.67)%		$293,131	1.20%		1.20%		1.65%		22%
C	17.61	0.15	(1.85)	(1.70)	(0.44)	(0.61)	(1.05)	14.86	(10.32)		26,524	1.92		1.92		0.92		22
I	18.07	0.33	(1.90)	(1.57)	(0.61)	(0.61)	(1.22)	15.28	(9.41)		905,960	0.90		0.90		1.91		22
R3	17.99	0.23	(1.91)	(1.68)	(0.53)	(0.61)	(1.14)	15.17	(10.02)		851	1.55		1.55		1.32		22
R4	17.98	0.28	(1.90)	(1.62)	(0.55)	(0.61)	(1.16)	15.20	(9.71)		1,441	1.25		1.25		1.64		22
R5	18.13	0.34	(1.93)	(1.59)	(0.61)	(0.61)	(1.22)	15.32	(9.46)		30,210	0.93		0.93		1.98		22
Y	18.43	0.35	(1.95)	(1.60)	(0.62)	(0.61)	(1.23)	15.60	(9.39)		685,942	0.87		0.87		1.99		22
F	18.09	0.37	(1.93)	(1.56)	(0.62)	(0.61)	(1.23)	15.30	(9.31)		382,297	0.83		0.83		2.16		22

For the Year Ended October 31, 2017
A	$15.02	$0.28	$3.28	$3.56	$(0.27)	$(0.44)	$(0.71)	$17.87	24.76%		$379,165	1.32%		1.32%		1.77%		26%
C	14.80	0.18	3.24	3.42	(0.17)	(0.44)	(0.61)	17.61	24.01		34,949	1.93		1.93		1.14		26
I	15.19	0.40	3.26	3.66	(0.34)	(0.44)	(0.78)	18.07	25.21		1,196,683	0.93		0.93		2.43		26
R3	15.14	0.25	3.30	3.55	(0.26)	(0.44)	(0.70)	17.99	24.46		933	1.57		1.57		1.51		26
R4	15.12	0.31	3.28	3.59	(0.29)	(0.44)	(0.73)	17.98	24.83		1,758	1.25		1.25		1.91		26
R5	15.24	0.46	3.21	3.67	(0.34)	(0.44)	(0.78)	18.13	25.18		21,727	0.93		0.93		2.65		26
Y	15.48	0.40	3.34	3.74	(0.35)	(0.44)	(0.79)	18.43	25.29		736,027	0.86		0.86		2.37		26
F(7)	15.50	0.31	2.28	2.59	—	—	—	18.09	16.71	(4)	377,877	0.83	(5)	0.83	(5)	2.61	(5)	26

For the Year Ended October 31, 2016
A	$14.31	$0.19	$0.96	$1.15	$(0.18)	$(0.26)	$(0.44)	$15.02	8.38%		$445,154	1.35%		1.35	%(16)	1.40%		32%
C	14.06	0.09	0.96	1.05	(0.05)	(0.26)	(0.31)	14.80	7.70		34,860	2.00		2.00	(16)	0.70		32
I	14.45	0.24	0.98	1.22	(0.22)	(0.26)	(0.48)	15.19	8.84		685,403	0.98		0.98	(16)	1.74		32
R3	14.28	0.12	1.00	1.12	—	(0.26)	(0.26)	15.14	8.08		545	1.61		1.61	(16)	0.85		32
R4	14.36	0.19	0.98	1.17	(0.15)	(0.26)	(0.41)	15.12	8.48		1,679	1.30		1.30	(16)	1.36		32
R5	14.46	0.23	0.99	1.22	(0.18)	(0.26)	(0.44)	15.24	8.83		708	1.00		1.00	(16)	1.67		32
Y	14.72	0.27	0.98	1.25	(0.23)	(0.26)	(0.49)	15.48	8.90		361,119	0.89		0.89	(16)	1.88		32

For the Year Ended October 31, 2015
A	$14.37	$0.16	$(0.15)	$0.01	$(0.07)	$—	$(0.07)	$14.31	0.08%		$376,993	1.35%		1.35%		1.11%		23%
C	14.16	0.03	(0.11)	(0.08)	(0.02)	—	(0.02)	14.06	(0.56)		47,089	2.01		2.01		0.24		23
I	14.49	0.18	(0.12)	0.06	(0.10)	—	(0.10)	14.45	0.45		679,114	0.98		0.98		1.24		23
R3	14.33	0.10	(0.12)	(0.02)	(0.03)	—	(0.03)	14.28	(0.15)		1,279	1.60		1.60		0.68		23
R4	14.42	0.16	(0.15)	0.01	(0.07)	—	(0.07)	14.36	0.08		2,431	1.30		1.30		1.08		23
R5	14.50	0.19	(0.13)	0.06	(0.10)	—	(0.10)	14.46	0.40		1,183	0.99		0.99		1.25		23
Y	14.75	0.21	(0.13)	0.08	(0.11)	—	(0.11)	14.72	0.55		179,103	0.90		0.90		1.41		23

For the Year Ended October 31, 2014
A	$14.22	$0.14	$0.01	$0.15	$—	$—	$—	$14.37	1.05%		$116,268	1.37%		1.36%		0.94%		31%
C	14.11	0.03	0.02	0.05	—	—	—	14.16	0.35		52,779	2.05		2.04		0.19		31
I	14.29	0.18	0.02	0.20	—	—	—	14.49	1.40		515,604	1.02		1.01		1.20		31
R3	14.22	0.10	0.01	0.11	—	—	—	14.33	0.77		1,223	1.70		1.60		0.66		31
R4	14.26	0.15	0.01	0.16	—	—	—	14.42	1.12		1,111	1.39		1.30		0.96		31
R5	14.30	0.21	(0.01)	0.20	—	—	—	14.50	1.40		1,185	1.08		1.00		1.37		31
Y	14.54	0.19	0.02	0.21	—	—	—	14.75	1.44		47,264	0.96		0.95		1.26		31

Hartford Long/Short Global Equity Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$10.55	$0.05	$0.23	$0.28	$(0.08)	$(0.08)	$(0.16)	$10.67	2.78	%(4)	$4,881	3.78	%(5)	3.25	%(5)(17)	0.99	%(5)	223%
C	10.33	0.04	0.23	0.27	(0.04)	(0.08)	(0.12)	10.48	2.64	(4)	3,107	4.45	(5)	3.41	(5)(17)	0.73	(5)	223
I	10.63	0.06	0.23	0.29	(0.11)	(0.08)	(0.19)	10.73	2.81	(4)	10,464	3.35	(5)	2.80	(5)(17)	1.09	(5)	223
Y	10.63	0.06	0.22	0.28	(0.14)	(0.08)	(0.22)	10.69	2.78	(4)	2,227	3.47	(5)	3.05	(5)(17)	1.16	(5)	223
F	10.62	0.06	0.23	0.29	(0.10)	(0.08)	(0.18)	10.73	2.85	(4)	10	3.48	(5)	3.08	(5)(17)	1.17	(5)	223

The accompanying notes are an integral part of these financial statements.

62

Hartford International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)—										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Long/Short Global Equity Fund – (continued)

For the Year Ended October 31, 2018
A	$11.90	$0.01	$(0.89)	$(0.88)	$(0.03)	$(0.44)	$(0.47)	$10.55	(7.76)%		$5,007	2.56%		2.17	%(18)	0.07%		122%
C	11.68	(0.03)	(0.87)	(0.90)	(0.01)	(0.44)	(0.45)	10.33	(8.06)		3,698	3.27		2.47	(18)	(0.25)		122
I	11.97	0.03	(0.90)	(0.87)	(0.03)	(0.44)	(0.47)	10.63	(7.66)		21,673	2.29		2.04	(18)	0.23		122
Y	11.99	0.01	(0.87)	(0.86)	(0.06)	(0.44)	(0.50)	10.63	(7.61)		2,286	2.32		2.06	(18)	0.12		122
F	11.98	0.02	(0.89)	(0.87)	(0.05)	(0.44)	(0.49)	10.62	(7.61)		10	2.22		1.97	(18)	0.19		122

For the Year Ended October 31, 2017
A	$10.21	$(0.09)	$1.78	$1.69	$—	$—	$—	$11.90	16.55%		$7,424	3.60%		3.08	%(19)	(0.85)%		487%
C	10.04	(0.12)	1.76	1.64	—	—	—	11.68	16.33		3,571	4.33		3.34	(19)	(1.09)		487
I	10.26	(0.09)	1.80	1.71	—	—	—	11.97	16.67		20,061	3.30		2.92	(19)	(0.79)		487
Y	10.27	(0.09)	1.81	1.72	—	—	—	11.99	16.75		10,448	3.39		3.01	(19)	(0.82)		487
F(7)	11.01	0.03	0.94	0.97	—	—	—	11.98	8.72	(4)	11	2.76	(5)	2.37	(5)(19)	0.37	(5)	487

For the Year Ended October 31, 2016
A	$10.25	$(0.10)	$0.21	$0.11	$—	$(0.15)	$(0.15)	$10.21	1.13%		$5,303	3.89%		3.39	%(20)	(1.00)%		399%
C	10.16	(0.17)	0.20	0.03	—	(0.15)	(0.15)	10.04	0.34		2,328	4.62		4.12	(20)	(1.75)		399
I	10.27	(0.07)	0.21	0.14	—	(0.15)	(0.15)	10.26	1.42		6,939	3.62		3.12	(20)	(0.72)		399
Y	10.28	(0.07)	0.21	0.14	—	(0.15)	(0.15)	10.27	1.42		11,623	3.60		3.10	(20)	(0.72)		399

For the Year Ended October 31, 2015
A	$9.62	$(0.20)	$0.83	$0.63	$—	$—	$—	$10.25	6.55%		$4,649	4.47%		3.91	%(21)	(1.97)%		413%
C	9.61	(0.27)	0.82	0.55	—	—	—	10.16	5.72		2,327	5.23		4.67	(21)	(2.73)		413
I	9.62	(0.19)	0.84	0.65	—	—	—	10.27	6.76		5,488	4.44		3.88	(21)	(1.87)		413
Y	9.62	(0.17)	0.83	0.66	—	—	—	10.28	6.86		11,402	4.27		3.70	(21)	(1.68)		413

For the Year Ended October 31, 2014
A(22)	$10.00	$(0.01)	$(0.37)	$(0.38)	$—	$—	$—	$9.62	(3.80	)%(4)	$3,871	3.32	%(5)	2.86	%(5)(23)	(0.84	)%(5)	32	%(4)
C(22)	10.00	(0.03)	(0.36)	(0.39)	—	—	—	9.61	(3.90	)(4)	2,004	4.07	(5)	3.61	(5)(23)	(1.60	)(5)	32	(4)
I(22)	10.00	(0.01)	(0.37)	(0.38)	—	—	—	9.62	(3.80	)(4)	3,984	3.08	(5)	2.62	(5)(23)	(0.73	)(5)	32	(4)
Y(22)	10.00	(0.01)	(0.37)	(0.38)	—	—	—	9.62	(3.80	)(4)	6,733	3.08	(5)	2.62	(5)(23)	(0.59	)(5)	32	(4)

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Not annualized.
(5)	Annualized.
(6)	Commenced operations on February 28, 2018.
(7)	Commenced operations on February 28, 2017.
(8)

Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(9)

Excluding the expenses not subject to cap, the ratios would have been 1.75%, 2.50%, 1.35%, 1.95%, 1.65%, 1.35% and 1.30% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(10)	Commenced operations on February 29, 2016
(11)

Excluding the expenses not subject to cap, the ratios would have been 1.19%, 1.94%, 1.94%, 0.89%, 1.49%, 1.19%, 0.89% and 0.79% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(12)

Excluding the expenses not subject to cap, the ratios would have been 1.30%, 2.05%, 2.05%, 1.00%, 1.60%, 1.30%, 1.00% and 0.95% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(13)	Commenced operations on November 7, 2014.
(14)

Excluding the expenses not subject to cap, the ratios would have been 1.46%, 2.28%, 2.20%, 1.10%, 1.65%, 1.35%, 1.05% and 0.98% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(15)	Commenced operations on February 28, 2019.
(16)

Excluding the expenses not subject to cap, the ratios would have been 1.34%, 1.99%, 0.97%, 1.60%, 1.29%, 0.99%, and 0.88% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(17)	Excluding the expenses not subject to cap, the ratios would have been 1.67%, 1.90%, 1.50%, 1.50% and 1.49% for Class A, Class C, Class I, Class Y and Class F respectively.

The accompanying notes are an integral part of these financial statements.

63

Hartford International/Global Equity Funds

Financial Highlights – (continued)

(18)	Excluding the expenses not subject to cap, the ratios would have been 1.67%, 2.01%, 1.58%, 1.50% and 1.50% for Class A, Class C, Class I, Class Y and Class F respectively.
(19)	Excluding the expenses not subject to cap, the ratios would have been 1.65%, 1.91%, 1.55% , 1.49% and 1.36% for Class A, Class C, Class I, Class Y and Class F respectively.
(20)	Excluding the expenses not subject to cap, the ratios would have been 1.79%, 2.52%, 1.52% and 1.50% for Class A, Class C, Class I and Class Y, respectively.
(21)	Excluding the expenses not subject to cap, the ratios would have been 1.73%, 2.48%, 1.50% and 1.50% for Class A, Class C, Class I and Class Y, respectively.
(22)	Commenced operations on August 29, 2014.
(23)	Excluding the expenses not subject to cap, the ratios would have been 1.74%, 2.49%, 1.50% and 1.50% for Class A, Class C, Class I and Class Y, respectively.

The accompanying notes are an integral part of these financial statements.

64

Hartford International/Global Equity Funds

Notes to Financial Statements

April 30, 2019 (Unaudited)

1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end registered management investment company comprised of forty series, as of April 30, 2019. Financial statements for the series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

Hartford Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”)

Hartford Environmental Opportunities Fund (the “Environmental Opportunities Fund”)

Hartford International Equity Fund (the “International Equity Fund”)

The Hartford International Growth Fund (the “International Growth Fund”)

The Hartford International Opportunities Fund (the “International Opportunities Fund”)

The Hartford International Small Company Fund (the “International Small Company Fund”)

The Hartford International Value Fund (the “International Value Fund”)

Hartford Long/Short Global Equity Fund (the “Long/Short Global Equity Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund, except for Long/Short Global Equity Fund, has registered for sale Class A, Class C, Class I, Class R3, Class R4, Class R5, Class Y and Class F shares. Long/Short Global Equity Fund has registered for sale Class A, Class C, Class I, Class Y and Class F shares. In addition, each Fund, except International Small Company Fund and Long/Short Global Equity Fund, has registered for sale Class R6 shares. Class A shares of each Fund are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Effective October 1, 2018, Class C shares automatically convert to Class A shares of the same Fund after ten years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least ten years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge. The International Small Company Fund, International Value Fund, and certain classes of the International Equity Fund are closed to new investors, subject to certain exceptions. For more information, please see the Funds’ prospectus.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a

65

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.

Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

66

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized gain on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing.

67

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

3.	Securities and Other Investments:

a)

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

b)

Securities Sold Short – As part of its principal investment strategy, the Long/Short Global Equity Fund will enter into short sales. In a short sale, the Fund sells a borrowed security (typically from a broker or other institution). The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is a risk that the Fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons. After selling the borrowed security, the Fund is obligated to “cover” the short sale by purchasing the security and returning the security to the lender. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Short sales also involve other costs. The Long/Short Global Equity Fund must normally repay to the lender an amount equal to any dividends that accrue while the security is on loan. In addition, to borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in executing short sales. The amount of any gain for the Fund resulting from a short sale will be decreased, and the amount of any loss will be increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the Fund’s short position. Investments held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by the broker) to cover the short sale obligation. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption or other current obligations.

Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense on the Statements of Operations.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)

Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the six-month period ended April 30, 2019, International Equity Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, International Value Fund and Long/Short Global Equity Fund had used Foreign Currency Contracts.

b)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange.

68

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the six-month period ended April 30, 2019, Emerging Markets Equity Fund, International Equity Fund and International Value Fund had used Futures Contracts.

c)	Additional Derivative Instrument Information:

Emerging Markets Equity Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$4,281	$—	$—	$4,281

Total	$—	$—	$—	$4,281	$—	$—	$4,281

(1)

Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$459,682	$—	$—	$459,682

Total	$—	$—	$—	$459,682	$—	$—	$459,682

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$(25,855)	$—	$—	$(25,855)

Total	$—	$—	$—	$(25,855)	$—	$—	$(25,855)

For the period ended April 30, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	73

International Equity Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$451,795	$—	$—	$451,795
Unrealized appreciation on foreign currency contracts	—	709	—	—	—	—	709

Total	$—	$709	$—	$451,795	$—	$—	$452,504

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$16	$—	$—	$—	$—	$16

Total	$—	$16	$—	$—	$—	$—	$16

(1)

Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

69

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

International Equity Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$1,788,642	$—	$—	$1,788,642

Total	$—	$—	$—	$1,788,642	$—	$—	$1,788,642

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$234,734	$—	$—	$234,734
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	693	—	—	—	—	693

Total	$—	$693	$—	$234,734	$—	$—	$235,427

For the period ended April 30, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	178
Foreign Currency Contracts Purchased at Contract Amount	$149,051
Foreign Currency Contracts Sold at Contract Amount	$2,590

International Growth Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$246	$—	$—	$—	$—	$246

Total	$—	$246	$—	$—	$—	$—	$246

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$246	$—	$—	$—	$—	$246

Total	$—	$246	$—	$—	$—	$—	$246

For the period ended April 30, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased at Contract Amount	$51,734

70

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

International Opportunities Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$9,745	$—	$—	$—	$—	$9,745

Total	$—	$9,745	$—	$—	$—	$—	$9,745

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$20,881	$—	$—	$—	$—	$20,881

Total	$—	$20,881	$—	$—	$—	$—	$20,881

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(9,745)	$—	$—	$—	$—	$(9,745)

Total	$—	$(9,745)	$—	$—	$—	$—	$(9,745)

For the period ended April 30, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Sold at Contract Amount	$2,048,536

International Small Company Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$130	$—	$—	$—	$—	$130

Total	$—	$130	$—	$—	$—	$—	$130

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(130)	$—	$—	$—	$—	$(130)

Total	$—	$(130)	$—	$—	$—	$—	$(130)

71

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

International Small Company Fund – (continued)

For the period ended April 30, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Sold at Contract Amount	$27,238

International Value Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$127,340	$—	$—	$127,340
Unrealized appreciation on foreign currency contracts	—	105,979	—	—	—	—	105,979

Total	$—	$105,979	$—	$127,340	$—	$—	$233,319

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$165	$—	$—	$—	$—	$165

Total	$—	$165	$—	$—	$—	$—	$165

(1)

Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$4,494,517	$—	$—	$4,494,517

Total	$—	$—	$—	$4,494,517	$—	$—	$4,494,517

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$127,340	$—	$—	$127,340
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	105,814	—	—	—	—	105,814

Total	$—	$105,814	$—	$127,340	$—	$—	$233,154

For the period ended April 30, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	650
Foreign Currency Contracts Purchased at Contract Amount	$22,278,051
Foreign Currency Contracts Sold at Contract Amount	$27,027

72

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Long/Short Global Equity Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$101	$—	$—	$—	$—	$101

Total	$—	$101	$—	$—	$—	$—	$101

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$805	$—	$—	$—	$—	$805

Total	$—	$805	$—	$—	$—	$—	$805

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(101)	$—	$—	$—	$—	$(101)

Total	$—	$(101)	$—	$—	$—	$—	$(101)

For the period ended April 30, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Sold at Contract Amount	$14,468

d)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present a Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by a Fund as of April 30, 2019:

Emerging Markets Equity Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(4,281)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(4,281)

Derivatives not subject to a MNA	—	4,281

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

73

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

International Equity Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$709	$(16)
Futures contracts	451,795	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	452,504	(16)

Derivatives not subject to a MNA	(451,795)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$709	$(16)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
State Street Global Markets LLC	$709	$(16)	$—	$—	$693

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
State Street Global Markets LLC	$(16)	$16	$—	$—	$—

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

International Growth Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$246	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	246	—

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$246	$—

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
State Street Global Markets LLC	$246	$—	$—	$—	$246

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

International Opportunities Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$—	$(9,745)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(9,745)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$(9,745)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
State Street Global Markets LLC	$(9,745)	$—	$—	$—	$(9,745)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

74

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

International Small Company Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$—	$(130)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(130)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$(130)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
State Street Global Markets LLC	$(130)	$—	$—	$—	$(130)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

International Value Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$105,979	$(165)
Futures contracts	127,340	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	233,319	(165)

Derivatives not subject to a MNA	(127,340)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$105,979	$(165)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
State Street Global Markets LLC	$105,979	$—	$—	$—	$105,979

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Income Repatriation Boston IBS	$(165)	$—	$—	$—	$(165)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Long/Short Global Equity Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$—	$(101)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(101)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$(101)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
State Street Global Markets LLC	$(101)	$—	$—	$—	$(101)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

75

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

6.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2019. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at April 30, 2019 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$274,033,193	$13,510,289	$(6,215,533)	$7,294,756
Environmental Opportunities Fund	26,293,915	2,945,029	(1,538,532)	1,406,497
International Equity Fund	1,008,271,678	69,121,599	(37,572,623)	31,548,976
International Growth Fund	311,256,962	42,473,545	(9,444,979)	33,028,566
International Opportunities Fund	3,565,791,766	314,649,019	(93,115,772)	221,533,247
International Small Company Fund	217,242,980	20,176,167	(24,483,932)	(4,307,765)
International Value Fund	2,496,820,318	114,816,560	(197,845,571)	(83,029,012)
Long/Short Global Equity Fund	26,203,866	1,942,259	(1,644,083)	298,176

76

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

c)

Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period. At October 31, 2018 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration		Long-Term Capital Loss Carryforward with No Expiration
Emerging Markets Equity Fund	$19,568,712		$—
International Equity Fund	2,158,707	*	943,362	•

•	Future utilization of losses are subject to limitation under current tax laws.

The Environmental Opportunities Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, International Value Fund and Long/Short Global Equity Fund had no capital loss carryforwards for U.S. federal income tax purposes as of October 31, 2018.

During the year ended October 31, 2018, the International Growth Fund utilized prior year capital loss carryforwards of $1,349,608.

7.	Expenses:

a)

Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as each Fund’s investment manager. The Company, on behalf of each Fund, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of April 30, 2019; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Emerging Markets Equity Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% over $1 billion

Environmental Opportunities Fund	0.6200% on first $500 million and;
0.6000% on next $500 million and;
0.5800% on next $1.5 billion and;
0.5750% on next $2.5 billion and;
0.5700% over $5 billion

International Equity Fund	0.4600% on first $1 billion and;
0.4500% on next $1 billion and;
0.4400% on next $3 billion and
0.4300% over $5 billion

International Growth Fund	0.8000% on first $250 million and;
0.7500% on next $250 million and;
0.7000% on next $500 million and;
0.6500% over $1 billion

International Opportunities Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6400% on next $1.5 billion and;
0.6350% on next $2.5 billion and;
0.6300% on next $5 billion and;
0.6250% over $10 billion

International Small Company Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion

International Value Fund	0.8500% on first $500 million and;
0.8000% on next $500 million and;
0.7500% on next $4 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion

Long/Short Global Equity Fund	1.2500% on first $1 billion and;
1.2400% on next $1 billion and;
1.2300% over $2 billion

77

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

b)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Emerging Markets Equity Fund, Environmental Opportunities Fund, International Equity Fund, International Growth Fund,

International Opportunities Fund, International Small Company Fund, International Value Fund and Long/Short Global Equity Fund

Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.018%
next $3.5 billion and	0.014%
Amount over $7 billion	0.010%

HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of April 30, 2019, HFMC contractually limited the total operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) through February 29, 2020 unless the Board approves its earlier termination, except as noted below, as follows for the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Equity Fund	1.45%	2.20%	1.20%	1.70%	1.45%	1.15%	0.98%	1.10%	0.98%
Environmental Opportunities Fund	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.79%	0.69%
International Equity Fund	1.04%	1.79%	0.74%	1.26%	0.96%	0.66%	0.54%	0.65%	0.54%
International Growth Fund	1.30%	2.05%	1.00%	1.57%	1.27%	1.00%	0.85%	0.95%	0.85%
International Small Company Fund	1.60%	2.35%	1.35%	1.65%	1.35%	1.05%	N/A	1.00%	1.00%
Long/Short Global Equity Fund*	1.75%	2.50%	1.50%	N/A	N/A	N/A	N/A	1.50%	1.50%

*	The contractual agreement is also exclusive of dividends and interest expenses on short sales.

From November 1, 2018 through February 28, 2019, HFMC contractually limited the total operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) for Environmental Opportunities Fund, as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Environmental Opportunities Fund	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.75%	0.69%

d)

Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2019, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Equity Fund	1.42%	2.20%	1.06%	1.70%	1.40%	1.09%	0.98%	1.03%	0.98%
Environmental Opportunities Fund	1.00%	0.89%	0.74%	0.89%	0.85%	0.81%	0.69%	0.72%	0.69%
International Equity Fund	0.97%	1.78%	0.67%	1.25%	0.95%	0.65%	0.54%	0.59%	0.54%
International Growth Fund	1.30%	2.05%	0.95%	1.55%	1.27%	0.95%	0.85%	0.88%	0.85%
International Opportunities Fund	1.13%	1.93%	0.82%	1.41%	1.11%	0.80%	0.70%	0.75%	0.70%
International Small Company Fund	1.49%	2.23%	1.18%	1.65%	1.35%	1.05%	N/A	1.00%	1.00%
International Value Fund	1.22%	1.95%	0.92%	1.55%	1.25%	0.92%	0.83%	0.89%	0.84%
Long/Short Global Equity Fund	3.25%	3.41%	2.79%	N/A	N/A	N/A	N/A	3.05%	3.08%

78

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

e)

Sales Charges and Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the six-month period ended April 30, 2019, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Emerging Markets Equity Fund	$19,031	$3,150
Environmental Opportunities Fund	13,868	—
International Equity Fund	119,404	3,490
International Growth Fund	91,525	2,069
International Opportunities Fund	343,745	10,590
International Small Company Fund	7,878	69
International Value Fund	5,498	1,847
Long/Short Global Equity Fund	173	205

The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine.

f)

Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2019, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford Funds complex. The portion allocated to each Fund, as represented in other expenses on the Statement of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Emerging Markets Equity Fund	$83
Environmental Opportunities Fund	17
International Equity Fund	286
International Growth Fund	180
International Opportunities Fund	2,119
International Small Company Fund	160
International Value Fund	1,383
Long/Short Global Equity Fund	21

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

79

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class Y	0.06%*
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class F	0.004%

*	The Specified Amount for the International Equity Fund is 0.11%. Effective May 1, 2019, the Specified Amount for all Class Y shares will be 0.11%.

Effective March 1, 2019, HASCO has contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to maintain the transfer agency fees as follows:

Fund	Class Y
International Opportunities Fund	0.05%
International Value Fund	0.06%

This contractual arrangement for each of these Funds will remain in effect until February 29, 2020 unless the Board of Directors approves its earlier termination.

Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2019, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class’ average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Equity Fund	0.19%	0.25%	0.08%	0.22%	0.17%	0.11%	0.00%	0.05%	0.00%
Environmental Opportunities Fund	0.13%	0.06%	0.04%	0.19%	0.16%	0.12%	0.00%	0.02%	0.00%
International Equity Fund	0.18%	0.24%	0.13%	0.22%	0.16%	0.12%	0.00%	0.05%	0.00%
International Growth Fund	0.22%	0.24%	0.10%	0.20%	0.17%	0.10%	0.00%	0.03%	0.00%
International Opportunities Fund	0.18%	0.23%	0.12%	0.21%	0.16%	0.10%	0.00%	0.05%	0.00%
International Small Company Fund	0.25%	0.24%	0.18%	0.20%	0.16%	0.12%	N/A	0.04%	0.00%
International Value Fund	0.13%	0.11%	0.09%	0.22%	0.17%	0.08%	0.00%	0.05%	0.00%
Long/Short Global Equity Fund	0.06%	0.05%	0.16%	N/A	N/A	N/A	N/A	0.02%	0.00%

8.	Affiliate Holdings:

As of April 30, 2019, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class C	Class I	Class R3	Class R4		Class R5	Class R6	Class Y	Class F
Emerging Markets Equity Fund	—	—	—	—	—	*	—	1%	—	—
Environmental Opportunities Fund	27%	86%	55%	100%	99%		100%	100%	89%	—
International Equity Fund	—	—	—	—	—		—	— *	—	—
International Growth Fund	—	—	—	—	—		—	1%	—	—
International Value Fund	—	—	—	—	—		—	— *	—	—
Long/Short Global Equity Fund	55%	72%	22%	N/A	N/A		N/A	N/A	100%	100%

80

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Percentage of Fund by Class:

Fund	Class A	Class C	Class I	Class R3	Class R4		Class R5	Class R6		Class Y	Class F
Emerging Markets Equity Fund	—	—	—	—	—	%*	—	—	%*	—	—
Environmental Opportunities Fund	5%	5%	7%	5%	5%		5%	5%		5%	—
International Equity Fund	—	—	—	—	—		—	—	%*	—	—
International Growth Fund	—	—	—	—	—		—	—	%*	—	—
International Value Fund	—	—	—	—	—		—	—	%*	—	—
Long/Short Global Equity Fund	13%	11%	11%	N/A	N/A		N/A	N/A		11%	—	%*

*	Percentage rounds to zero.

As of April 30, 2019, affiliated funds of funds in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of its shares from these affiliated funds of funds. Affiliated funds of funds owned shares in the Funds listed below as follows:

Fund	Percentage of Fund*
Emerging Markets Equity Fund	7%
International Opportunities Fund	6%
International Small Company Fund	12%
International Value Fund	1%

*	As of April 30, 2019, the affiliated funds of funds were invested in Class F shares.

9.	Securities Lending:

A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.

At April 30, 2019, the following Funds had securities on loan at market value, cash collateral and non-cash collateral as follows:

Fund	Market Value of Securities on Loan(1)	Cash Collateral	Non-Cash Collateral(2)(3)
Emerging Markets Equity Fund	$1,926,717	$904,400	$1,124,313
Environmental Opportunities Fund	601,711	81,028	573,095
International Equity Fund	30,344,859	18,298,509	13,578,509
International Growth Fund	7,327,180	6,532,755	1,075,868
International Opportunities Fund	153,649,715	91,855,963	68,684,284
International Small Company Fund	5,149,191	5,217,657	2,135,303
International Value Fund	22,185,292	14,230,149	9,056,642
Long/Short Global Equity Fund	125,463	132,600	—

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

(2)

These securities are held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of Assets and Liabilities.

(3)	U.S. Government securities.

81

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

The following tables reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of April 30, 2019.

Certain Transfers Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Emerging Markets Equity Fund
Securities Lending Transactions(1)
Common Stocks	$904,400	$—	$—	$—	$904,400

Total Borrowings	$904,400	$—	$—	$—	$904,400

Gross amount of recognized liabilities for securities lending transactions					$904,400

Environmental Opportunities Fund
Securities Lending Transactions(1)
Common Stocks	$81,028	$—	$—	$—	$81,028

Total Borrowings	$81,028	$—	$—	$—	$81,028

Gross amount of recognized liabilities for securities lending transactions					$81,028

International Equity Fund
Securities Lending Transactions(1)
Common Stocks	$18,298,509	$—	$—	$—	$18,298,509

Total Borrowings	$18,298,509	$—	$—	$—	$18,298,509

Gross amount of recognized liabilities for securities lending transactions					$18,298,509

International Growth Fund
Securities Lending Transactions(1)
Common Stocks	$6,532,755	$—	$—	$—	$6,532,755

Total Borrowings	$6,532,755	$—	$—	$—	$6,532,755

Gross amount of recognized liabilities for securities lending transactions					$6,532,755

International Opportunities Fund
Securities Lending Transactions(1)
Common Stocks	$91,855,963	$—	$—	$—	$91,855,963

Total Borrowings	$91,855,963	$—	$—	$—	$91,855,963

Gross amount of recognized liabilities for securities lending transactions					$91,855,963

International Small Company Fund
Securities Lending Transactions(1)
Common Stocks	$5,217,657	$—	$—	$—	$5,217,657

Total Borrowings	$5,217,657	$—	$—	$—	$5,217,657

Gross amount of recognized liabilities for securities lending transactions					$5,217,657

International Value Fund
Securities Lending Transactions(1)
Common Stocks	$14,230,149	$—	$—	$—	$14,230,149

Total Borrowings	$14,230,149	$—	$—	$—	$14,230,149

Gross amount of recognized liabilities for securities lending transactions					$14,230,149

Long/Short Global Equity Fund
Securities Lending Transactions(1)
Common Stocks	$132,600	$—	$—	$—	$132,600

Total Borrowings	$132,600	$—	$—	$—	$132,600

Gross amount of recognized liabilities for securities lending transactions					$132,600

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

82

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

10.	Investment Transactions:

For the six-month period ended April 30, 2019, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Emerging Markets Equity Fund	$173,503,305	$—	$173,503,305	$—
Environmental Opportunities Fund	5,857,338	10,496,283	5,857,338	10,496,283
International Equity Fund	382,257,823	526,665,350	382,257,823	526,665,350
International Growth Fund	115,845,459	110,098,946	115,845,459	110,098,946
International Opportunities Fund	1,592,039,077	1,685,942,753	1,592,039,077	1,685,942,753
International Small Company Fund	29,650,551	81,991,919	29,650,551	81,991,919
International Value Fund	645,945,007	724,397,138	645,945,007	724,397,138
Long/Short Global Equity Fund	34,564,517	42,827,539	34,564,517	42,827,539

11.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2019, and the year ended October 31, 2018:

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Emerging Markets Equity Fund
Class A
Shares Sold	1,597,457	$13,913,635	7,985,052	$79,919,885
Shares Issued for Reinvested Dividends	118,135	958,075	42,897	423,396
Shares Redeemed	(3,293,922)	(28,375,556)	(3,185,671)	(29,206,502)

Net Increase (Decrease)	(1,578,330)	(13,503,846)	4,842,278	51,136,779

Class C
Shares Sold	79,539	$678,564	268,405	$2,610,761
Shares Issued for Reinvested Dividends	2,390	19,122	6,035	58,483
Shares Redeemed	(166,826)	(1,422,123)	(401,125)	(3,719,694)

Net Increase (Decrease)	(84,897)	(724,437)	(126,685)	(1,050,450)

Class I
Shares Sold	1,833,481	$15,601,094	2,419,598	$23,835,659
Shares Issued for Reinvested Dividends	54,068	436,869	16,849	165,790
Shares Redeemed	(1,002,224)	(8,670,253)	(1,590,932)	(15,245,081)

Net Increase (Decrease)	885,325	7,367,710	845,515	8,756,368

Class R3
Shares Sold	5,095	$45,331	21,585	$213,348
Shares Issued for Reinvested Dividends	349	2,837	163	1,611
Shares Redeemed	(7,407)	(66,197)	(17,175)	(166,247)

Net Increase (Decrease)	(1,963)	(18,029)	4,573	48,712

Class R4
Shares Sold	23,749	$210,134	727,848	$7,088,243
Shares Issued for Reinvested Dividends	8,562	69,783	60	598
Shares Redeemed	(292,838)	(2,509,286)	(70,885)	(655,089)

Net Increase (Decrease)	(260,527)	(2,229,369)	657,023	6,433,752

Class R5
Shares Sold	15,759	$137,731	37,779	$370,432
Shares Issued for Reinvested Dividends	1,613	12,968	1,442	14,120
Shares Redeemed	(9,309)	(80,995)	(55,497)	(550,044)

Net Increase (Decrease)	8,063	69,704	(16,276)	(165,492)

Class R6(1)
Shares Sold	12,164	$105,254	105,404	$985,688
Shares Issued for Reinvested Dividends	2,340	18,910	—	—
Shares Redeemed	(9,897)	(85,670)	(5,550)	(50,085)

Net Increase (Decrease)	4,607	38,494	99,854	935,603

Class Y
Shares Sold	13,494,237	$122,926,932	3,354,337	$31,771,005
Shares Issued for Reinvested Dividends	134,921	1,088,809	68,416	672,529
Shares Redeemed	(1,487,644)	(12,600,798)	(1,587,487)	(15,341,729)

Net Increase (Decrease)	12,141,514	111,414,943	1,835,266	17,101,805

83

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Emerging Markets Equity Fund – (continued)
Class F
Shares Sold	1,980,635	$17,152,574	139,817	$1,375,111
Shares Issued for Reinvested Dividends	5,432	43,618	4,104	40,175
Shares Redeemed	(68,357)	(593,647)	(67,346)	(651,038)

Net Increase (Decrease)	1,917,710	16,602,545	76,575	764,248

Total Net Increase (Decrease)	13,031,502	$119,017,715	8,218,123	$83,961,325

Environmental Opportunities Fund
Class A
Shares Sold	131,006	$1,324,672	119,587	$1,452,766
Shares Issued for Reinvested Dividends	70,113	626,953	29,598	366,284
Shares Redeemed	(105,167)	(1,003,861)	(78,904)	(965,422)

Net Increase (Decrease)	95,952	947,764	70,281	853,628

Class C
Shares Sold	2,667	$27,382	7,058	$86,521
Shares Issued for Reinvested Dividends	22,464	200,803	10,394	128,522
Shares Redeemed	(1,869)	(18,236)	(2,124)	(25,945)

Net Increase (Decrease)	23,262	209,949	15,328	189,098

Class I
Shares Sold	29,565	$295,488	87,796	$1,058,785
Shares Issued for Reinvested Dividends	54,341	483,773	134,542	1,670,112
Shares Redeemed	(477,424)	(5,258,215)	(873,047)	(10,498,436)

Net Increase (Decrease)	(393,518)	(4,478,954)	(650,709)	(7,769,539)

Class R3
Shares Issued for Reinvested Dividends	19,448	173,664	9,465	117,042

Net Increase (Decrease)	19,448	173,664	9,465	117,042

Class R4
Shares Sold	—	$—	938	$12,215
Shares Issued for Reinvested Dividends	19,771	176,697	9,635	119,330

Net Increase (Decrease)	19,771	176,697	10,573	131,545

Class R5
Shares Issued for Reinvested Dividends	19,778	176,726	9,700	120,227

Net Increase (Decrease)	19,778	176,726	9,700	120,227

Class R6
Shares Sold	2	$14	—	$—
Shares Issued for Reinvested Dividends	19,957	178,619	9,805	121,628

Net Increase (Decrease)	19,959	178,633	9,805	121,628

Class Y
Shares Sold	7,957	$79,035	4,785	$58,100
Shares Issued for Reinvested Dividends	19,950	178,367	9,869	122,423
Shares Redeemed	—	—	(115)	(1,403)

Net Increase (Decrease)	27,907	257,402	14,539	179,120

Class F
Shares Sold	171,038	$1,692,572	456,617	$5,647,191
Shares Issued for Reinvested Dividends	139,772	1,258,068	46,449	576,673
Shares Redeemed	(125,035)	(1,250,352)	(135,612)	(1,649,437)

Net Increase (Decrease)	185,775	1,700,288	367,454	4,574,427

Total Net Increase (Decrease)	18,334	$(657,831)	(143,564)	$(1,482,824)

International Equity Fund
Class A
Shares Sold	1,716,431	$17,146,511	1,191,248	$12,902,798
Issued in Merger	—	—	74,134,076	737,743,950
Shares Issued for Reinvested Dividends	333,282	3,122,818	45,088	509,040
Shares Redeemed	(8,822,520)	(87,717,127)	(1,048,420)	(11,236,764)

Net Increase (Decrease)	(6,772,807)	(67,447,798)	74,321,992	739,919,024

84

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

International Equity Fund – (continued)
Class C
Shares Sold	107,905	$1,059,455	156,978	$1,785,803
Issued in Merger	—	—	7,365,167	72,317,575
Shares Issued for Reinvested Dividends	13,496	125,651	11,958	133,456
Shares Redeemed	(2,090,633)	(20,622,654)	(724,759)	(7,375,865)

Net Increase (Decrease)	(1,969,232)	(19,437,548)	6,809,344	66,860,969

Class I
Shares Sold	546,829	$5,545,809	1,681,881	$19,216,710
Issued in Merger	—	—	10,579,567	105,581,535
Shares Issued for Reinvested Dividends	52,007	491,774	49,080	558,484
Shares Redeemed	(4,272,882)	(42,390,217)	(1,578,681)	(17,051,236)

Net Increase (Decrease)	(3,674,046)	(36,352,634)	10,731,847	108,305,493

Class R3
Shares Sold	69,960	$698,458	6,702	$70,430
Issued in Merger	—	—	1,979,064	19,294,492
Shares Issued for Reinvested Dividends	7,971	74,263	243	2,728
Shares Redeemed	(268,824)	(2,677,889)	(5,167)	(56,779)

Net Increase (Decrease)	(190,893)	(1,905,168)	1,980,842	19,310,871

Class R4
Shares Sold	169,643	$1,672,215	54,192	$604,145
Issued in Merger	—	—	1,500,397	14,712,577
Shares Issued for Reinvested Dividends	4,788	44,854	1,284	14,497
Shares Redeemed	(317,485)	(3,135,729)	(71,037)	(750,207)

Net Increase (Decrease)	(143,054)	(1,418,660)	1,484,836	14,581,012

Class R5
Shares Sold	6,364	$56,543	14,454	$141,964
Issued in Merger	—	—	82,429	738,156
Shares Issued for Reinvested Dividends	795	6,564	1,507	14,973
Shares Redeemed	(3,644)	(32,284)	(10,999)	(110,072)

Net Increase (Decrease)	3,515	30,823	87,391	785,021

Class R6(1)
Shares Sold	316,617	$3,285,855	503,390	$5,607,673
Shares Issued for Reinvested Dividends	3,445	32,690	—	—
Shares Redeemed	(76,304)	(770,394)	(10,385)	(110,770)

Net Increase (Decrease)	243,758	2,548,151	493,005	5,496,903

Class Y
Shares Sold	1,089,871	$11,324,870	1,787,087	$20,494,363
Issued in Merger	—	—	1,814,010	18,479,817
Shares Issued for Reinvested Dividends	17,151	161,978	38,659	439,298
Shares Redeemed	(552,747)	(5,647,778)	(1,940,870)	(21,729,548)

Net Increase (Decrease)	554,275	5,839,070	1,698,886	17,683,930

Class F
Shares Sold	649,382	$6,611,259	1,122,368	$12,298,437
Issued in Merger	—	—	6,358,331	65,328,453
Shares Issued for Reinvested Dividends	37,078	352,077	5,830	66,466
Shares Redeemed	(1,160,170)	(11,836,984)	(254,264)	(2,762,449)

Net Increase (Decrease)	(473,710)	(4,873,648)	7,232,265	74,930,907

Total Net Increase (Decrease)	(12,422,194)	$(123,017,412)	104,840,408	$1,047,874,130

International Growth Fund
Class A
Shares Sold	596,183	$7,783,008	1,984,194	$30,347,221
Shares Issued for Reinvested Dividends	751,085	9,175,761	42,132	645,038
Shares Redeemed	(987,788)	(13,045,413)	(1,271,318)	(19,652,980)

Net Increase (Decrease)	359,480	3,913,356	755,008	11,339,279

Class C
Shares Sold	55,866	$662,462	159,253	$2,297,694
Shares Issued for Reinvested Dividends	51,427	573,408	—	—
Shares Redeemed	(142,331)	(1,718,629)	(643,662)	(8,589,779)

Net Increase (Decrease)	(35,038)	(482,759)	(484,409)	(6,292,085)

85

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

International Growth Fund – (continued)
Class I
Shares Sold	609,772	$7,725,638	1,342,931	$20,571,727
Shares Issued for Reinvested Dividends	208,673	2,526,999	15,486	234,763
Shares Redeemed	(575,205)	(7,573,771)	(567,876)	(8,732,314)

Net Increase (Decrease)	243,240	2,678,866	790,541	12,074,176

Class R3
Shares Sold	8,251	$109,403	13,178	$208,126
Shares Issued for Reinvested Dividends	2,250	27,856	20	318
Shares Redeemed	(2,237)	(30,228)	(15,726)	(247,043)

Net Increase (Decrease)	8,264	107,031	(2,528)	(38,599)

Class R4
Shares Sold	58,868	$772,865	118,947	$1,899,996
Shares Issued for Reinvested Dividends	19,891	250,050	1,127	17,691
Shares Redeemed	(227,531)	(3,130,508)	(246,942)	(3,928,601)

Net Increase (Decrease)	(148,772)	(2,107,593)	(126,868)	(2,010,914)

Class R5
Shares Sold	272,763	$3,813,025	1,541,087	$24,161,498
Shares Issued for Reinvested Dividends	137,294	1,740,581	11,013	174,114
Shares Redeemed	(180,662)	(2,438,481)	(495,829)	(7,842,517)

Net Increase (Decrease)	229,395	3,115,125	1,056,271	16,493,095

Class R6(1)
Shares Sold	80,796	$1,107,499	42,855	$681,506
Shares Issued for Reinvested Dividends	6,082	77,484	—	—
Shares Redeemed	(19,517)	(275,778)	(2,377)	(34,901)

Net Increase (Decrease)	67,361	909,205	40,478	646,605

Class Y
Shares Sold	151,705	$2,099,535	561,985	$9,081,723
Shares Issued for Reinvested Dividends	99,026	1,259,942	6,439	102,125
Shares Redeemed	(156,305)	(2,162,129)	(178,886)	(2,855,325)

Net Increase (Decrease)	94,426	1,197,348	389,538	6,328,523

Class F
Shares Sold	1,347,863	$17,809,469	3,903,110	$60,195,571
Shares Issued for Reinvested Dividends	641,953	7,789,236	36,922	560,109
Shares Redeemed	(1,026,383)	(13,532,271)	(1,122,092)	(17,172,274)

Net Increase (Decrease)	963,433	12,066,434	2,817,940	43,583,406

Total Net Increase (Decrease)	1,781,789	$21,397,013	5,235,971	$82,123,486

International Opportunities Fund
Class A
Shares Sold	1,770,407	$25,434,410	7,102,699	$119,649,674
Shares Issued for Reinvested Dividends	1,242,587	16,665,253	1,594,868	26,961,784
Shares Redeemed	(4,581,703)	(65,593,406)	(8,595,623)	(141,757,685)

Net Increase (Decrease)	(1,568,709)	(23,493,743)	101,944	4,853,773

Class C
Shares Sold	140,018	$1,746,842	1,071,999	$16,078,714
Shares Issued for Reinvested Dividends	110,953	1,299,711	219,186	3,231,002
Shares Redeemed	(902,291)	(11,346,630)	(1,928,075)	(26,855,056)

Net Increase (Decrease)	(651,320)	(8,300,077)	(636,890)	(7,545,340)

Class I
Shares Sold	5,334,103	$75,578,879	14,169,544	$239,007,574
Shares Issued for Reinvested Dividends	1,064,219	14,186,661	1,201,705	20,205,477
Shares Redeemed	(13,520,871)	(188,080,866)	(8,655,294)	(141,215,046)

Net Increase (Decrease)	(7,122,549)	(98,315,326)	6,715,955	117,998,005

Class R3
Shares Sold	332,153	$4,777,005	877,318	$15,083,172
Shares Issued for Reinvested Dividends	127,906	1,745,493	168,994	2,897,449
Shares Redeemed	(743,404)	(10,936,524)	(1,088,995)	(18,500,879)

Net Increase (Decrease)	(283,345)	(4,414,026)	(42,683)	(520,258)

86

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

International Opportunities Fund – (continued)
Class R4
Shares Sold	824,581	$12,235,807	2,647,459	$46,324,301
Shares Issued for Reinvested Dividends	365,945	5,079,398	480,430	8,395,694
Shares Redeemed	(2,082,407)	(31,236,210)	(3,393,642)	(58,859,463)

Net Increase (Decrease)	(891,881)	(13,921,005)	(265,753)	(4,139,468)

Class R5
Shares Sold	1,953,490	$29,348,541	8,024,653	$138,766,762
Shares Issued for Reinvested Dividends	577,408	8,077,933	643,946	11,368,071
Shares Redeemed	(2,423,404)	(36,519,451)	(5,287,763)	(90,758,269)

Net Increase (Decrease)	107,494	907,023	3,380,836	59,376,564

Class R6
Shares Sold	12,058,943	$180,047,107	23,707,085	$426,162,295
Shares Issued for Reinvested Dividends	1,470,907	20,677,025	856,210	15,197,967
Shares Redeemed	(5,284,064)	(81,301,796)	(3,698,797)	(64,602,675)

Net Increase (Decrease)	8,245,786	119,422,336	20,864,498	376,757,587

Class Y
Shares Sold	8,802,645	$133,134,064	21,131,540	$374,262,223
Shares Issued for Reinvested Dividends	2,644,048	37,202,380	2,943,789	52,254,451
Shares Redeemed	(14,107,314)	(213,382,433)	(18,979,169)	(337,213,833)

Net Increase (Decrease)	(2,660,621)	(43,045,989)	5,096,160	89,302,841

Class F
Shares Sold	5,233,935	$75,113,118	15,225,165	$255,105,061
Shares Issued for Reinvested Dividends	1,829,291	24,339,488	1,661,053	27,961,843
Shares Redeemed	(7,928,538)	(113,077,851)	(6,046,892)	(101,210,155)

Net Increase (Decrease)	(865,312)	(13,625,245)	10,839,326	181,856,749

Total Net Increase (Decrease)	(5,690,457)	$(84,786,052)	46,053,393	$817,940,453

International Small Company Fund
Class A
Shares Sold	66,743	$775,191	364,224	$5,617,152
Shares Issued for Reinvested Dividends	599,732	6,361,015	265,910	4,383,154
Shares Redeemed	(556,560)	(6,575,602)	(614,992)	(10,216,179)

Net Increase (Decrease)	109,915	560,604	15,142	(215,873)

Class C
Shares Sold	8,737	$86,163	17,724	$265,599
Shares Issued for Reinvested Dividends	60,626	563,825	51,838	764,679
Shares Redeemed	(88,349)	(934,292)	(426,984)	(5,907,311)

Net Increase (Decrease)	(18,986)	(284,304)	(357,422)	(4,877,033)

Class I
Shares Sold	162,150	$1,862,438	669,914	$11,363,670
Shares Issued for Reinvested Dividends	220,942	2,324,219	250,776	4,109,646
Shares Redeemed	(905,665)	(10,884,686)	(2,797,012)	(46,844,557)

Net Increase (Decrease)	(522,573)	(6,698,029)	(1,876,322)	(31,371,241)

Class R3
Shares Sold	63,937	$724,447	136,784	$2,324,760
Shares Issued for Reinvested Dividends	82,176	877,955	43,068	714,178
Shares Redeemed	(97,077)	(1,212,174)	(198,282)	(3,249,703)

Net Increase (Decrease)	49,036	390,228	(18,430)	(210,765)

Class R4
Shares Sold	53,378	$597,835	99,222	$1,681,662
Shares Issued for Reinvested Dividends	57,605	619,428	32,203	537,257
Shares Redeemed	(92,575)	(1,042,560)	(241,544)	(3,883,568)

Net Increase (Decrease)	18,408	174,703	(110,119)	(1,664,649)

Class R5
Shares Sold	30,585	$332,923	42,201	$721,622
Shares Issued for Reinvested Dividends	10,198	110,506	4,382	73,636
Shares Redeemed	(101,621)	(1,078,722)	(37,757)	(626,483)

Net Increase (Decrease)	(60,838)	(635,293)	8,826	168,775

87

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

International Small Company Fund – (continued)
Class Y
Shares Sold	451,230	$5,268,240	1,256,505	$21,636,939
Shares Issued for Reinvested Dividends	1,239,283	13,445,422	697,643	11,734,829
Shares Redeemed	(2,235,413)	(28,616,676)	(2,893,548)	(48,006,643)

Net Increase (Decrease)	(544,900)	(9,903,014)	(939,400)	(14,634,875)

Class F
Shares Sold	462,022	$5,252,856	2,344,055	$38,871,732
Shares Issued for Reinvested Dividends	485,308	5,109,529	352,405	5,778,441
Shares Redeemed	(1,729,252)	(18,773,345)	(2,631,815)	(44,423,436)

Net Increase (Decrease)	(781,922)	(8,410,960)	64,645	226,737

Total Net Increase (Decrease)	(1,751,860)	$(24,806,065)	(3,213,080)	$(52,578,924)

International Value Fund
Class A
Shares Sold	2,729,636	$38,116,743	6,244,178	$104,649,568
Shares Issued for Reinvested Dividends	1,457,954	19,311,300	1,425,133	24,502,461
Shares Redeemed	(6,910,810)	(95,718,070)	(9,486,754)	(158,083,275)

Net Increase (Decrease)	(2,723,220)	(38,290,027)	(1,817,443)	(28,931,246)

Class C
Shares Sold	31,849	$436,553	181,445	$3,092,171
Shares Issued for Reinvested Dividends	112,692	1,476,446	112,637	1,911,149
Shares Redeemed	(370,010)	(5,091,213)	(493,574)	(8,154,775)

Net Increase (Decrease)	(225,469)	(3,178,214)	(199,492)	(3,151,455)

Class I
Shares Sold	34,484,126	$496,100,174	17,342,776	$302,216,688
Shares Issued for Reinvested Dividends	4,347,079	58,169,041	4,608,570	80,061,214
Shares Redeemed	(21,318,853)	(298,815,933)	(28,883,054)	(495,490,544)

Net Increase (Decrease)	17,512,352	255,453,282	(6,931,708)	(113,212,642)

Class R3
Shares Sold	4,882	$68,192	9,623	$164,247
Shares Issued for Reinvested Dividends	2,689	35,897	2,760	47,783
Shares Redeemed	(12,977)	(193,323)	(8,128)	(139,279)

Net Increase (Decrease)	(5,406)	(89,234)	4,255	72,751

Class R4
Shares Sold	23,679	$329,405	32,098	$552,191
Shares Issued for Reinvested Dividends	3,130	41,741	3,728	64,527
Shares Redeemed	(29,567)	(411,502)	(38,739)	(651,087)

Net Increase (Decrease)	(2,758)	(40,356)	(2,913)	(34,369)

Class R5
Shares Sold	2,008,821	$28,354,023	885,541	$14,846,400
Shares Issued for Reinvested Dividends	178,409	2,391,166	87,912	1,531,085
Shares Redeemed	(283,224)	(4,041,715)	(200,298)	(3,376,061)

Net Increase (Decrease)	1,904,006	26,703,474	773,155	13,001,424

Class R6(2)
Shares Sold	2,993,675	$43,360,000	—	$—

Net Increase (Decrease)	2,993,675	43,360,000	—	—

Class Y
Shares Sold	12,927,390	$185,011,733	12,292,604	$214,452,990
Shares Issued for Reinvested Dividends	2,748,802	37,620,509	2,806,616	49,749,496
Shares Redeemed	(18,181,435)	(260,317,451)	(11,065,202)	(190,942,610)

Net Increase (Decrease)	(2,505,243)	(37,685,209)	4,034,018	73,259,876

Class F
Shares Sold	12,033,845	$169,231,873	18,272,095	$312,036,212
Shares Issued for Reinvested Dividends	1,828,032	24,449,564	301,514	5,241,600
Shares Redeemed	(19,910,585)	(285,070,820)	(14,468,073)	(236,019,452)

Net Increase (Decrease)	(6,048,708)	(91,389,383)	4,105,536	81,258,360

Total Net Increase (Decrease)	10,899,229	$154,844,333	(34,592)	$22,262,699

88

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Long/Short Global Equity Fund
Class A
Shares Sold	51,329	$530,166	266,121	$3,143,517
Shares Issued for Reinvested Dividends	7,397	73,522	26,093	307,272
Shares Redeemed	(75,765)	(790,108)	(441,387)	(5,096,270)

Net Increase (Decrease)	(17,039)	(186,420)	(149,173)	(1,645,481)

Class C
Shares Sold	7,293	$70,755	106,179	$1,257,606
Shares Issued for Reinvested Dividends	4,144	40,510	12,728	146,792
Shares Redeemed	(73,057)	(747,397)	(66,517)	(743,656)

Net Increase (Decrease)	(61,620)	(636,132)	52,390	660,742

Class I
Shares Sold	26,127	$272,443	2,154,409	$25,798,849
Shares Issued for Reinvested Dividends	26,310	263,021	72,056	853,523
Shares Redeemed	(1,116,838)	(11,730,009)	(1,862,934)	(21,405,396)

Net Increase (Decrease)	(1,064,401)	(11,194,545)	363,531	5,246,976

Class Y
Shares Sold	—	$—	2,418	$27,948
Shares Issued for Reinvested Dividends	4,742	47,191	36,716	436,036
Shares Redeemed	(11,612)	(115,325)	(695,068)	(8,167,002)

Net Increase (Decrease)	(6,870)	(68,134)	(655,934)	(7,703,018)

Class F
Shares Issued for Reinvested Dividends	17	170	38	445

Net Increase (Decrease)	17	170	38	445

Total Net Increase (Decrease)	(1,149,913)	$(12,085,061)	(389,148)	$(3,440,336)

(1)	Inception date of class was February 28, 2018.
(2)	Inception date of Class R6 shares was February 28, 2019.

12.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $370 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During and as of the six-month period ended April 30, 2019, none of the Funds had borrowings under this facility.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

The FASB recently issued ASU 2017-08 (the “ASU” or “Update”) to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. The ASU becomes effective for public entities for fiscal years beginning after December 15, 2018, and for private entities one year later. Management is currently evaluating the implication, if any, of additional disclosure and its impact on each Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years, however, an entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. Management has elected to early adopt the provisions of ASU 2018-13 that eliminate disclosure requirements effective with the current reporting period. The impact of each Fund’s early adoption of these provisions was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those

89

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

disclosures related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. Management is currently evaluating the potential impact of adopting the additional provisions of ASU 2018-13.

15.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. The following subsequent event requiring financial statement disclosure has been identified.

The Long/Short Global Equity Fund will be liquidated on or about 7/11/19. Please see the Long/Short Global Equity Fund’s prospectus supplement dated 5/6/19 for more information.

90

Hartford International/Global Equity Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports once filed will be available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

91

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and its Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data; and

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Law Department, Privacy Law, One Hartford Plaza, Hartford, CT 06155, or at CorporatePrivacyOffice@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2019), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life, Ltd.; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HIMCO Distribution Services Company; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Renato Acquisition Co.; Sentinel Insurance Company, Ltd; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.

Revised March 2019

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced herein are sub-advised by Wellington Management Company LLP. HFD and HFMC are not affiliated with the Funds’ sub-adviser.

MFSAR-GE19    6/19    211421    Printed in U.S.A.

HARTFORDFUNDS

Our benchmark is the investor.®

Hartford Fixed Income Funds

Semi-Annual Report

April 30, 2019 (Unaudited)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds' website (www.hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-888-843-7824. Your election to receive reports in paper will apply to all Hartford Funds held in your account if you invest through your financial intermediary or directly with a Fund.

If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds. The following is the Funds’ Semi-Annual Report that covers the period from November 1, 2018 through April 30, 2019.

Market Review

During the six months ended April 30, 2019, U.S. stocks, as measured by the S&P 500 Index (the “Index”),1 gained 9.76%. The strong returns for the period were generated despite the Index losing nearly 20% through a volatile fourth quarter (2018 marked the first year of negative returns for the Index since 2008).

In our view, a key component of stocks’ impressive turnaround in 2019 was a change in U.S. Federal Reserve (Fed) monetary policy. From 2015 to 2018, the Fed had been gradually increasing interest rates from near zero in the wake of the global financial crisis. In March, the Fed indicated it will not continue to raise rates. In addition, GDP grew at 3.2% in the first quarter and the unemployment rate fell to 3.6% in April – a 49-year low.2 Stocks rallied on this evidence that the U.S. economy appears to have shaken off any lingering effects of the U.S. government shutdown.

However, slowing global growth and uncertainty surrounding domestic and foreign politics are likely to continue playing a key role in market movements this year. For example, trade tensions with China have already caused sporadic volatility, and the threat of ongoing tariffs could cause further uneasiness. Abroad, the still unresolved “Brexit” undertaking for the United Kingdom to leave the European Union, slowing growth in Germany, and a recession in Italy may negatively impact global markets.

We encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

[2]	Source: Bureau of Labor Statistics, 5/19

Hartford Fixed Income Funds

The Hartford Emerging Markets Local Debt Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 5/31/2011 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation and income.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Year	Since Inception[2]
Class A3	7.36%	-5.31%	-1.01%	-0.09%
Class A4	2.53%	-9.57%	-1.92%	-0.67%
Class C3	6.93%	-6.09%	-1.76%	-0.85%
Class C4	5.93%	-6.97%	-1.76%	-0.85%
Class I3	7.55%	-5.03%	-0.76%	0.16%
Class R3[3]	7.63%	-5.21%	-1.28%	-0.39%
Class R4[3]	7.58%	-5.32%	-1.01%	-0.11%
Class R5[3]	7.68%	-5.04%	-0.82%	0.13%
Class Y3	7.64%	-5.00%	-0.69%	0.18%
Class F3	7.58%	-5.12%	-0.72%	0.18%
JP Morgan GBI Emerging Markets Global Diversified Index	7.00%	-4.93%	-0.97%	-0.51%

[1]	Not Annualized
[2]	Inception: 05/31/2011
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.42%	1.26%
Class C	2.20%	2.01%
Class I	1.08%	1.01%
Class R3	1.74%	1.56%
Class R4	1.44%	1.26%
Class R5	1.14%	0.96%
Class Y	1.12%	0.91%
Class F	1.02%	0.91%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • The value of inflation-protected securities (IPS) generally fluctuates with changes in real interest rates, and the market for IPS may be less developed or liquid, and more volatile, than other securities markets. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • The Fund may invest in a smaller number of issuers, so it may be more exposed to risks and volatility than a more broadly diversified fund. • Restricted securities may be more difficult to sell and price than other securities.

Composition by Security Type(1)

as of April 30, 2019

Category	Percentage of Net Assets
Fixed Income Securities
Convertible Bonds	0.1%
Corporate Bonds	24.2
Foreign Government Obligations	66.2

Total	90.5%

Short-Term Investments	4.7
Purchased Options	0.9
Other Assets & Liabilities	3.9

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

2

The Hartford Floating Rate Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 4/29/2005 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide high current income, and long-term total return.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Years	10 Years
Class A2	1.70%	2.97%	3.27%	6.28%
Class A3	-1.36%	-0.12%	2.64%	5.96%
Class C2	1.28%	2.28%	2.50%	5.50%
Class C3	0.29%	1.30%	2.50%	5.50%
Class I2	1.85%	3.27%	3.55%	6.57%
Class R3[2]	1.55%	2.69%	2.99%	6.01%
Class R4[2]	1.76%	3.02%	3.24%	6.27%
Class R5[2]	1.78%	3.17%	3.54%	6.54%
Class Y2	1.76%	3.29%	3.58%	6.62%
Class F2	1.85%	3.42%	3.60%	6.59%
S&P/LSTA Leveraged Loan Index	2.09%	4.23%	3.94%	7.26%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 4/23/12, Wellington Management Company LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on 5/18/12, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.00%	1.00%
Class C	1.74%	1.74%
Class I	0.72%	0.72%
Class R3	1.38%	1.26%
Class R4	1.08%	1.01%
Class R5	0.77%	0.77%
Class Y	0.75%	0.74%
Class F	0.66%	0.66%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until at least 2/29/20. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments.

The Fund should not be considered an alternative to CDs or money market funds. This Fund is intended for investors who are looking to complement their traditional fixed-income investments.

Composition by Security Type(1)

as of April 30, 2019

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.7%
Escrows	0.0 (2)
Warrants	0.0 (2)

Total	0.7%

Fixed Income Securities
Corporate Bonds	3.5%
Senior Floating Rate Interests	86.9

Total	90.4%

Short-Term Investments	10.6
Other Assets & Liabilities	(1.7)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	Percentage rounds to zero.

3

The Hartford Floating Rate High Income Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 9/30/2011 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide high current income, and long-term total return.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Year	Since Inception[2]
Class A3	2.01%	3.52%	3.37%	5.17%
Class A4	-1.05%	0.41%	2.75%	4.74%
Class C3	1.64%	2.75%	2.61%	4.38%
Class C4	0.65%	1.77%	2.61%	4.38%
Class I3	2.07%	3.71%	3.62%	5.43%
Class R3[3]	1.85%	3.19%	3.08%	4.84%
Class R4[3]	2.01%	3.51%	3.39%	5.15%
Class R5[3]	2.24%	3.91%	3.90%	5.60%
Class Y3	2.15%	3.81%	3.68%	5.45%
Class F3	2.25%	3.81%	3.65%	5.45%
S&P/LSTA Leveraged Loan Index	2.09%	4.23%	3.94%	5.12%

[1]	Not Annualized
[2]	Inception: 09/30/2011
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 4/23/12, Wellington Management Company LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on 5/18/12, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.15%	1.06%
Class C	1.89%	1.81%
Class I	0.87%	0.81%
Class R3	1.51%	1.36%
Class R4	1.21%	1.06%
Class R5	0.90%	0.76%
Class Y	0.90%	0.79%
Class F	0.79%	0.76%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • Restricted securities may be more difficult to sell and price than other securities.

The Fund should not be considered an alternative to CDs or money market funds. This Fund is intended for investors who are looking to complement their traditional fixed-income investments.

Composition by Security Type(1)

as of April 30, 2019

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.7%
Escrows	0.0 (2)
Warrants	0.0 (2)

Total	0.7%

Fixed Income Securities
Corporate Bonds	9.8%
Senior Floating Rate Interests	85.7

Total	95.5%

Short-Term Investments	4.3
Other Assets & Liabilities	(0.5)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes

(2)	Percentage rounds to zero.

4

The Hartford High Yield Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 9/30/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide high current income, and long-term total return.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Month[1]	1 Years	5 Years	10 Years
Class A2	5.14%	5.71%	3.74%	8.76%
Class A3	0.41%	0.96%	2.79%	8.26%
Class C2	4.69%	4.72%	2.93%	7.94%
Class C3	3.69%	3.72%	2.93%	7.94%
Class I2	5.26%	5.87%	4.01%	9.07%
Class R3[2]	5.06%	5.33%	3.42%	8.44%
Class R4[2]	5.13%	5.71%	3.76%	8.78%
Class R5[2]	5.19%	5.93%	4.03%	9.07%
Class Y2	5.13%	5.88%	4.04%	9.10%
Class F2	5.41%	6.04%	4.04%	9.09%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	5.54%	6.74%	4.84%	10.15%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 3/5/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.18%	1.06%
Class C	1.88%	1.81%
Class I	0.84%	0.81%
Class R3	1.48%	1.36%
Class R4	1.18%	1.06%
Class R5	0.88%	0.76%
Class Y	0.87%	0.80%
Class F	0.76%	0.71%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Restricted securities may be more difficult to sell and price than other securities.

Composition by Security Type(1)

as of April 30, 2019

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.6%
Escrows	0.0	(2)

Total	0.6%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.0	%(2)
Convertible Bonds	1.1
Corporate Bonds	87.7
Senior Floating Rate Interests	5.5

Total	94.3%

Short-Term Investments	4.1
Other Assets & Liabilities	1.0

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes

(2)	Percentage rounds to zero.

5

The Hartford Inflation Plus Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 10/31/2002 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Month[1]	1 Year	5 Years	10 Years
Class A2	3.20%	2.61%	0.95%	2.85%
Class A3	-1.44%	-2.01%	0.02%	2.38%
Class C2	2.72%	1.79%	0.16%	2.07%
Class C3	1.72%	0.80%	0.16%	2.07%
Class I2	3.30%	2.81%	1.18%	3.09%
Class R3[2]	2.95%	2.24%	0.57%	2.48%
Class R4[2]	3.18%	2.59%	0.88%	2.79%
Class R5[2]	3.31%	2.82%	1.18%	3.09%
Class Y2	3.35%	2.96%	1.25%	3.17%
Class F2	3.35%	2.86%	1.20%	3.10%
Bloomberg Barclays U.S. TIPS 1-10 Year Index	3.76%	3.30%	1.39%	2.82%
Bloomberg Barclays U.S. TIPS Index	4.60%	3.11%	1.74%	3.64%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 3/5/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	0.98%	0.85%
Class C	1.70%	1.60%
Class I	0.68%	0.60%
Class R3	1.28%	1.20%
Class R4	0.99%	0.90%
Class R5	0.69%	0.60%
Class Y	0.68%	0.59%
Class F	0.57%	0.55%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • The value of inflation-protected securities (IPS) generally fluctuates with changes in real interest rates, and the market for IPS may be less developed or liquid, and more volatile, than other securities markets. • Mortgage related- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments.

Composition by Security Type(1)

as of April 30, 2019

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	3.9%
Foreign Government Obligations	2.6
Senior Floating Rate Interests	5.1
U.S. Government Agencies	7.6
U.S. Government Securities	87.6

Total	106.8%

Short-Term Investments	0.4
Purchased Options	0.0 (2)
Other Assets & Liabilities	(7.2)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes

(2)	Percentage rounds to zero.

6

Hartford Municipal Income Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 5/29/2015 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide a high level of current income that is generally exempt from federal income taxes, and long-term total return.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	Since Inception[2]
Class A3	5.84%	6.18%	3.50%
Class A4	1.07%	1.40%	2.29%
Class C3	5.79%	6.11%	3.16%
Class C4	4.79%	5.11%	3.16%
Class I3	5.93%	6.41%	3.75%
Class F3	5.99%	6.37%	3.75%
Bloomberg Barclays Municipal Bond Index	5.68%	6.16%	3.40%

[1]	Not Annualized
[2]	Inception: 05/29/2015
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.10%	0.70%
Class C	1.83%	1.45%
Class I	0.81%	0.47%
Class F	0.79%	0.40%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

Composition of Municipal Bonds(1)

as of April 30, 2019

Municipal Bonds	Percentage of Net Assets
Airport	7.9%
Development	2.6
Education	4.4
Facilities	0.7
General Obligation	14.4
Higher Education	2.0
Housing	0.5
Medical	7.5
Mello-Roos District	1.2
Nursing Homes	5.5
Other(2)	16.4
Pollution	0.6
Power	4.5
School District	9.1
Single Family Housing	3.2
Tobacco	4.1
Transportation	9.4
Utilities	0.6
Water	2.0
Short-Term Investments	2.6
Other Assets & Liabilities	0.8

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.

(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

7

The Hartford Municipal Opportunities Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 5/31/2007 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Years	10 Years
Class A2	5.09%	5.47%	3.44%	5.70%
Class A3	0.36%	0.72%	2.49%	5.21%
Class C2	4.80%	4.78%	2.66%	4.91%
Class C3	3.80%	3.78%	2.66%	4.91%
Class I2	5.31%	5.82%	3.69%	5.96%
Class Y2	5.22%	5.72%	3.67%	5.95%
Class F2	5.27%	5.81%	3.70%	5.96%
Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index	4.92%	5.58%	2.89%	3.72%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class Y shares commenced operations on 5/31/18. Performance prior to that date is that of the Fund’s Class I shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of 3/5/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	0.71%	0.69%
Class C	1.46%	1.44%
Class I	0.46%	0.46%
Class Y	0.50%	0.49%
Class F	0.39%	0.39%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • High-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

Composition of Municipal Bonds(1)

as of April 30, 2019

Municipal Bonds	Percentage of Net Assets
Airport	3.9%
Bond Bank	0.1
Development	3.4
Education	1.9
Facilities	0.5
General Obligation	16.2
Higher Education	1.2
Housing	0.6
Medical	9.3
Mello-Roos District	1.2
Multifamily Housing	0.5
Nursing Homes	6.4
Other(2)	17.7
Pollution	0.6
Power	4.1
School District	9.4
Single Family Housing	4.5
Student Loan	0.2
Tobacco	3.4
Transportation	6.9
Utilities	1.0
Water	3.9
Short-Term Investments	2.5
Other Assets & Liabilities	0.6

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.

(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

8

Hartford Municipal Short Duration Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 5/29/2015 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	Since Inception[2]
Class A3	2.63%	3.26%	1.39%
Class A4	-1.99%	-1.39%	0.21%
Class C3	2.71%	3.17%	1.02%
Class C4	1.71%	2.17%	1.02%
Class I3	2.83%	3.46%	1.65%
Class F3	2.75%	3.49%	1.64%
Bloomberg Barclays Municipal Bond Short 1-5 Year Index	2.51%	3.30%	1.48%

[1]	Not Annualized
[2]	Inception: 5/29/2015
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.21%	0.70%
Class C	1.95%	1.45%
Class I	0.93%	0.47%
Class F	0.91%	0.40%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

Composition of Municipal Bonds(1)

as of April 30, 2019

Municipal Bonds	Percentage of Net Assets
Airport	6.9%
Development	2.4
Education	2.1
General Obligation	13.9
Higher Education	2.1
Housing	1.1
Medical	8.5
Mello-Roos District	1.1
Multifamily Housing	0.7
Nursing Homes	4.5
Other(2)	20.9
Pollution	0.8
Power	2.4
School District	10.3
Single Family Housing	5.3
Student Loan	0.8
Tobacco	5.0
Transportation	5.8
Utilities	0.6
Water	2.0
Short-Term Investments	2.4
Other Assets & Liabilities	0.4

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.

(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

9

The Hartford Quality Bond Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 11/30/2012 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to maximize total return while providing a high level of current income consistent with prudent investment risk.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Year	Since Inception[2]
Class A3	4.44%	3.89%	2.07%	1.68%
Class A4	-0.26%	-0.79%	1.13%	0.95%
Class C3	4.08%	3.10%	1.29%	0.91%
Class C4	3.08%	2.10%	1.29%	0.91%
Class I3	4.59%	4.41%	2.35%	1.95%
Class R3[3]	4.27%	3.54%	1.83%	1.41%
Class R4[3]	4.45%	4.10%	2.25%	1.79%
Class R5[3]	4.55%	4.25%	2.48%	2.05%
Class Y3	4.48%	4.18%	2.41%	2.00%
Class F3	4.65%	4.30%	2.40%	1.99%
Bloomberg Barclays U.S. Aggregate Bond Index	5.49%	5.29%	2.57%	2.08%

[1]	Not Annualized
[2]	Inception: 11/30/2012
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	0.94%	0.86%
Class C	1.76%	1.61%
Class I	0.66%	0.61%
Class R3	1.28%	1.20%
Class R4	0.98%	0.95%
Class R5	0.68%	0.65%
Class Y	0.67%	0.55%
Class F	0.56%	0.45%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • The risks associated with mortgage related- and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. • The Fund may use dollar rolls, repurchase agreements, or reverse repurchase agreements, which can increase risk and volatility. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Restricted securities may be more difficult to sell and price than other securities.

Composition by Security Type(1)

as of April 30, 2019

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	31.3%
U.S. Government Agencies	85.1
U.S. Government Securities	3.5

Total	119.9%

Short-Term Investments	4.6
Purchased Options	0.9
Other Assets & Liabilities	(25.4)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

10

The Hartford Short Duration Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 10/31/2002 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income and long-term total return.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Month[1]	1 Year	5 Years	10 Years
Class A2	2.75%	3.62%	1.79%	2.97%
Class A3	0.69%	1.55%	1.37%	2.76%
Class C2	2.44%	2.92%	1.05%	2.19%
Class C3	1.44%	1.92%	1.05%	2.19%
Class I2	2.95%	3.98%	2.07%	3.25%
Class R3[2]	2.56%	3.36%	1.52%	2.82%
Class R4[2]	2.73%	3.60%	1.78%	3.04%
Class R5[2]	2.82%	3.85%	2.11%	3.28%
Class R6[2]	2.93%	3.96%	2.13%	3.30%
Class Y2	2.88%	3.90%	2.12%	3.29%
Class F2	2.94%	4.00%	2.11%	3.27%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	2.52%	3.37%	1.24%	1.55%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 2.00%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 2/28/19. Performance prior to that date is that of the Fund’s Class Y shares. Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 2/26/10 through 2/27/17 and Class A shares (excluding sales charges) prior to 2/26/10.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of 3/5/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	0.87%	0.81%
Class C	1.57%	1.56%
Class I	0.52%	0.52%
Class R3	1.17%	1.15%
Class R4	0.87%	0.85%
Class R5	0.57%	0.55%
Class R6	0.46%	0.46%
Class Y	0.54%	0.54%
Class F	0.46%	0.46%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • The risks associated with mortgage related- and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • Restricted securities may be more difficult to sell and price than other securities.

Composition by Security Type(1)

as of April 30, 2019

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	16.3%
Corporate Bonds	53.6
Foreign Government Obligations	0.8
Municipal Bonds	0.6
Senior Floating Rate Interests	17.7
U.S. Government Agencies	9.4
U.S. Government Securities	1.6

Total	100.0%

Short-Term Investments	1.1
Other Assets & Liabilities	(1.1)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

11

The Hartford Strategic Income Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 5/31/2007 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income and long-term total return.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Years	10 Years
Class A2	4.84%	3.81%	3.54%	6.57%
Class A3	0.12%	-0.87%	2.59%	6.08%
Class C2	4.51%	3.14%	2.78%	5.77%
Class C3	3.51%	2.17%	2.78%	5.77%
Class I2	5.09%	4.07%	3.80%	6.84%
Class R3[2]	4.70%	3.49%	3.21%	6.39%
Class R4[2]	4.96%	3.92%	3.54%	6.66%
Class R5[2]	5.01%	4.14%	3.84%	6.89%
Class R6[2]	5.16%	4.32%	3.95%	6.95%
Class Y2	5.16%	4.19%	3.93%	6.94%
Class F2	5.02%	4.18%	3.83%	6.85%
Bloomberg Barclays U.S. Aggregate Bond Index	5.49%	5.29%	2.57%	3.72%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of 4/2/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.05%	0.95%
Class C	1.78%	1.70%
Class I	0.77%	0.70%
Class R3	1.37%	1.25%
Class R4	1.08%	0.95%
Class R5	0.78%	0.65%
Class R6	0.66%	0.60%
Class Y	0.77%	0.69%
Class F	0.66%	0.60%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • The risk associated with mortgage related- and asset-backed securities include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Restricted securities may be more difficult to sell and price than other securities.

12

The Hartford Strategic Income Fund

Fund Overview – (continued)

April 30, 2019 (Unaudited)

Composition by Security Type(1)

as of April 30, 2019

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.1%
Convertible Preferred Stocks	0.1
Escrows	0.0 (2)
Warrants	0.0 (2)

Total	0.2%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	12.3%
Corporate Bonds	23.2
Foreign Government Obligations	28.1
Municipal Bonds	1.6
Senior Floating Rate Interests	27.2
U.S. Government Agencies	6.9
U.S. Government Securities	5.5

Total	104.8%

Short-Term Investments	1.2
Purchased Options	0.0 (2)
Other Assets & Liabilities	(6.2)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes

(2)	Percentage rounds to zero.

13

The Hartford Total Return Bond Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 7/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Month[1]	1 Year	5 Years	10 Years
Class A2	5.35%	4.96%	2.51%	4.30%
Class A3	0.61%	0.24%	1.57%	3.82%
Class C2	4.96%	4.09%	1.74%	3.52%
Class C3	3.96%	3.09%	1.74%	3.52%
Class I2	5.41%	5.09%	2.78%	4.57%
Class R3[2]	5.24%	4.62%	2.17%	3.99%
Class R4[2]	5.29%	4.82%	2.48%	4.29%
Class R5[2]	5.49%	5.17%	2.81%	4.61%
Class R6[2]	5.59%	5.22%	2.87%	4.70%
Class Y2	5.53%	5.25%	2.88%	4.71%
Class F2	5.54%	5.36%	2.87%	4.62%
Bloomberg Barclays U.S. Aggregate Bond Index	5.49%	5.29%	2.57%	3.72%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 3/5/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Effective as of the close of business on March 29, 2019, Classes C and I of the Fund were closed to new investors, subject to certain exceptions. For more information, please see the Fund’s prospectus.

Operating Expenses*	Gross	Net
Class A	0.73%	0.73%
Class C	1.52%	1.52%
Class I	0.46%	0.46%
Class R3	1.07%	1.07%
Class R4	0.76%	0.76%
Class R5	0.47%	0.47%
Class R6	0.35%	0.35%
Class Y	0.46%	0.46%
Class F	0.35%	0.34%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class F. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • The risks associated with mortgage related- and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Restricted securities may be more difficult to sell and price than other securities.

14

The Hartford Total Return Bond Fund

Fund Overview – (continued)

April 30, 2019 (Unaudited)

Composition by Security Type(1)

as of April 30, 2019

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0	%(2)
Escrows	0.0	(2)
Preferred Stocks	0.0	(2)
Warrants	0.0	(2)

Total	0.0	%(2)

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	31.8%
Corporate Bonds	29.0
Foreign Government Obligations	2.2
Municipal Bonds	0.6
Senior Floating Rate Interests	2.4
U.S. Government Agencies	44.0
U.S. Government Securities	9.7

Total	119.7%

Short-Term Investments	4.6
Purchased Options	0.2
Other Assets & Liabilities	(24.5)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	Percentage rounds to zero.

15

The Hartford World Bond Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 5/31/2011 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation with income as a secondary goal.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Year	Since Inception[2]
Class A3	3.23%	4.79%	1.99%	2.97%
Class A4	-1.41%	0.07%	1.05%	2.37%
Class C3	2.83%	4.01%	1.25%	2.22%
Class C4	1.84%	3.01%	1.25%	2.22%
Class I3	3.35%	4.97%	2.25%	3.24%
Class R3[3]	3.10%	4.37%	1.67%	2.64%
Class R4[3]	3.21%	4.66%	1.96%	2.94%
Class R5[3]	3.44%	5.06%	2.29%	3.26%
Class R6[3]	3.38%	5.12%	2.37%	3.35%
Class Y3	3.38%	4.98%	2.35%	3.33%
Class F3	3.39%	5.13%	2.30%	3.27%
FTSE World Government Bond Index	4.15%	-0.18%	0.27%	0.64%
Bloomberg Barclays U.S. Aggregate Bond Index	5.49%	5.29%	2.57%	2.82%

[1]	Not Annualized
[2]	Inception: 05/31/2011
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Effective July 31, 2018, the Fund added the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.05%	1.05%
Class C	1.78%	1.78%
Class I	0.76%	0.76%
Class R3	1.39%	1.39%
Class R4	1.09%	1.09%
Class R5	0.79%	0.79%
Class R6	0.67%	0.67%
Class Y	0.78%	0.74%
Class F	0.67%	0.67%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Mortgage related- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • The Fund may invest in a smaller number of issuers, so it may be more exposed to risks and volatility than a more broadly diversified fund. • Restricted securities may be more difficult to sell and price than other securities.

16

The Hartford World Bond Fund

Fund Overview – (continued)

April 30, 2019 (Unaudited)

Composition by Security Type(1)

as of April 30, 2019

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0	%(2)
Preferred Stocks	0.0	(2)

Total	0.0%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	6.0%
Convertible Bonds	0.2
Corporate Bonds	7.1
Foreign Government Obligations	57.5
Senior Floating Rate Interests	3.0
U.S. Government Agencies	1.4
U.S. Government Securities	19.2

Total	94.4%

Short-Term Investments	5.8
Purchased Options	0.1
Other Assets & Liabilities	(0.3)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	Percentage rounds to zero.

17

Hartford Fixed Income Funds

Benchmark Glossary (Unaudited)

Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes) is comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year Government/Credit Index includes securities in the 1-3 year maturity range in the Government/Credit Index.

Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index (reflects no deduction for fees, expenses or taxes) is a sub-index of the Bloomberg Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of 1 year to 17 years engineered for the tax-exempt bond market.

Bloomberg Barclays Municipal Bond Short 1-5 Year Index (reflects no deduction for fees, expenses or taxes) measures the performance of municipal bonds with time to maturity of more than one year and less than five years.

Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes) is designed to cover the USD-denominated long-term tax exempt bond market.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that are Securities and Exchange Commission registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes) is a market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

Bloomberg Barclays U.S. TIPS 1-10 Year Index (reflects no deduction for fees, expenses or taxes) represents U.S. Treasury inflation-protected securities having a maturity of at least 1 year and less than 10 years.

Bloomberg Barclays U.S. TIPS Index (reflects no deduction for fees, expenses or taxes) represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.

FTSE World Government Bond Index (formerly known as the Citigroup World Government Bond Index) (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of fixed-rate, local currency, investment grade sovereign bonds.

JP Morgan GBI Emerging Markets Global Diversified Index (reflects no deduction for fees, expenses or taxes) is a comprehensive global local emerging markets index that consists of regularly traded, liquid fixed-rate, domestic-currency government bonds to which international investors can gain exposure.

S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes) is a market-value-weighted index that is designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

18

Hartford Fixed Income Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of November 1, 2018 through April 30, 2019, except as indicated below. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (front-end sales loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class’ annualized expense ratio multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses paid during the period November 1, 2018 through April 30, 2019	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses paid during the period November 1, 2018 through April 30, 2019	Annualized expense ratio
The Hartford Emerging Markets Local Debt Fund

Class A	$1,000.00	$1,073.60	$6.43	$1,000.00	$1,018.60	$6.26	1.25%
Class C	$1,000.00	$1,069.30	$10.26	$1,000.00	$1,014.88	$9.99	2.00%
Class I	$1,000.00	$1,075.50	$5.04	$1,000.00	$1,019.94	$4.91	0.98%
Class R3	$1,000.00	$1,076.30	$5.82	$1,000.00	$1,019.19	$5.66	1.13%
Class R4	$1,000.00	$1,075.80	$6.43	$1,000.00	$1,018.60	$6.26	1.25%
Class R5	$1,000.00	$1,076.80	$4.89	$1,000.00	$1,020.08	$4.76	0.95%
Class Y	$1,000.00	$1,076.40	$4.63	$1,000.00	$1,020.33	$4.51	0.90%
Class F	$1,000.00	$1,075.80	$4.63	$1,000.00	$1,020.33	$4.51	0.90%

The Hartford Floating Rate Fund

Class A	$1,000.00	$1,017.00	$4.90	$1,000.00	$1,019.94	$4.91	0.98%
Class C	$1,000.00	$1,012.80	$8.73	$1,000.00	$1,016.12	$8.75	1.75%
Class I	$1,000.00	$1,018.50	$3.60	$1,000.00	$1,021.22	$3.61	0.72%
Class R3	$1,000.00	$1,015.50	$6.25	$1,000.00	$1,018.60	$6.26	1.25%
Class R4	$1,000.00	$1,017.60	$5.00	$1,000.00	$1,019.84	$5.01	1.00%
Class R5	$1,000.00	$1,017.80	$3.80	$1,000.00	$1,021.03	$3.81	0.76%
Class Y	$1,000.00	$1,017.60	$3.50	$1,000.00	$1,021.32	$3.51	0.70%
Class F	$1,000.00	$1,018.50	$3.25	$1,000.00	$1,021.57	$3.26	0.65%

19

Hartford Fixed Income Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses paid during the period November 1, 2018 through April 30, 2019	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses paid during the period November 1, 2018 through April 30, 2019	Annualized expense ratio
The Hartford Floating Rate High Income Fund

Class A	$1,000.00	$1,020.10	$5.26	$1,000.00	$1,019.59	$5.26	1.05%
Class C	$1,000.00	$1,016.40	$9.00	$1,000.00	$1,015.87	$9.00	1.80%
Class I	$1,000.00	$1,020.70	$4.01	$1,000.00	$1,020.83	$4.01	0.80%
Class R3	$1,000.00	$1,018.50	$6.76	$1,000.00	$1,018.10	$6.76	1.35%
Class R4	$1,000.00	$1,020.10	$5.26	$1,000.00	$1,019.59	$5.26	1.05%
Class R5	$1,000.00	$1,022.40	$3.76	$1,000.00	$1,021.08	$3.76	0.75%
Class Y	$1,000.00	$1,021.50	$3.81	$1,000.00	$1,021.03	$3.81	0.76%
Class F	$1,000.00	$1,022.50	$3.76	$1,000.00	$1,021.08	$3.76	0.75%

The Hartford High Yield Fund

Class A	$1,000.00	$1,051.40	$5.34	$1,000.00	$1,019.59	$5.26	1.05%
Class C	$1,000.00	$1,046.90	$9.14	$1,000.00	$1,015.87	$9.00	1.80%
Class I	$1,000.00	$1,052.60	$4.07	$1,000.00	$1,020.83	$4.01	0.80%
Class R3	$1,000.00	$1,050.60	$6.86	$1,000.00	$1,018.10	$6.76	1.35%
Class R4	$1,000.00	$1,051.30	$5.34	$1,000.00	$1,019.59	$5.26	1.05%
Class R5	$1,000.00	$1,051.90	$3.82	$1,000.00	$1,021.08	$3.76	0.75%
Class Y(1)	$1,000.00	$1,051.30	$3.66	$1,000.00	$1,021.22	$3.61	0.72%
Class F	$1,000.00	$1,054.10	$3.57	$1,000.00	$1,021.32	$3.51	0.70%

The Hartford Inflation Plus Fund

Class A	$1,000.00	$1,032.00	$4.28	$1,000.00	$1,020.58	$4.26	0.85%
Class C	$1,000.00	$1,027.20	$8.04	$1,000.00	$1,016.86	$8.00	1.60%
Class I	$1,000.00	$1,033.00	$3.02	$1,000.00	$1,021.82	$3.01	0.60%
Class R3	$1,000.00	$1,029.50	$6.04	$1,000.00	$1,018.84	$6.01	1.20%
Class R4	$1,000.00	$1,031.80	$4.53	$1,000.00	$1,020.33	$4.51	0.90%
Class R5	$1,000.00	$1,033.10	$3.02	$1,000.00	$1,021.82	$3.01	0.60%
Class Y(2)	$1,000.00	$1,033.50	$2.82	$1,000.00	$1,022.02	$2.81	0.56%
Class F	$1,000.00	$1,033.50	$2.77	$1,000.00	$1,022.07	$2.76	0.55%

Hartford Municipal Income Fund

Class A	$1,000.00	$1,058.40	$3.32	$1,000.00	$1,021.57	$3.26	0.65%
Class C	$1,000.00	$1,057.90	$3.67	$1,000.00	$1,021.22	$3.61	0.72%
Class I	$1,000.00	$1,059.30	$2.09	$1,000.00	$1,022.76	$2.06	0.41%
Class F	$1,000.00	$1,059.90	$1.99	$1,000.00	$1,022.86	$1.96	0.39%

The Hartford Municipal Opportunities Fund

Class A	$1,000.00	$1,050.90	$3.51	$1,000.00	$1,021.37	$3.46	0.69%
Class C	$1,000.00	$1,048.00	$7.31	$1,000.00	$1,017.65	$7.20	1.44%
Class I	$1,000.00	$1,053.10	$2.24	$1,000.00	$1,022.61	$2.21	0.44%
Class Y(3)	$1,000.00	$1,052.20	$2.24	$1,000.00	$1,022.61	$2.21	0.44%
Class F	$1,000.00	$1,052.70	$1.93	$1,000.00	$1,022.91	$1.91	0.38%

Hartford Municipal Short Duration Fund

Class A	$1,000.00	$1,026.30	$3.17	$1,000.00	$1,021.67	$3.16	0.63%
Class C	$1,000.00	$1,027.10	$3.42	$1,000.00	$1,021.42	$3.41	0.68%
Class I	$1,000.00	$1,028.30	$2.01	$1,000.00	$1,022.81	$2.01	0.40%
Class F	$1,000.00	$1,027.50	$1.96	$1,000.00	$1,022.86	$1.96	0.39%

The Hartford Quality Bond Fund

Class A	$1,000.00	$1,044.40	$4.16	$1,000.00	$1,020.73	$4.11	0.82%
Class C	$1,000.00	$1,040.80	$7.89	$1,000.00	$1,017.06	$7.80	1.56%
Class I	$1,000.00	$1,045.90	$2.64	$1,000.00	$1,022.22	$2.61	0.52%
Class R3	$1,000.00	$1,042.70	$5.88	$1,000.00	$1,019.04	$5.81	1.16%
Class R4	$1,000.00	$1,044.50	$3.09	$1,000.00	$1,021.77	$3.06	0.61%
Class R5	$1,000.00	$1,045.50	$2.84	$1,000.00	$1,022.02	$2.81	0.56%
Class Y	$1,000.00	$1,044.80	$2.53	$1,000.00	$1,022.32	$2.51	0.50%
Class F	$1,000.00	$1,046.50	$2.23	$1,000.00	$1,022.61	$2.21	0.44%

20

Hartford Fixed Income Funds

Expense Examples (Unaudited) – (continued)

	Actual Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses paid during the period November 1, 2018 through April 30, 2019		Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses paid during the period November 1, 2018 through April 30, 2019		Annualized expense ratio

The Hartford Short Duration Fund

Class A	$1,000.00	$1,027.50	$4.07		$1,000.00	$1,020.78	$4.06		0.81%
Class C	$1,000.00	$1,024.40	$7.83		$1,000.00	$1,017.06	$7.80		1.56%
Class I	$1,000.00	$1,029.50	$2.62		$1,000.00	$1,022.22	$2.61		0.52%
Class R3	$1,000.00	$1,025.60	$5.63		$1,000.00	$1,019.24	$5.61		1.12%
Class R4	$1,000.00	$1,027.30	$4.22		$1,000.00	$1,020.63	$4.21		0.84%
Class R5	$1,000.00	$1,028.20	$2.77		$1,000.00	$1,022.07	$2.76		0.55%
Class R6(4)	$1,000.00	$1,012.80	$0.74	(5)	$1,000.00	$1,022.61	$2.21	(6)	0.44%
Class Y	$1,000.00	$1,028.80	$2.46		$1,000.00	$1,022.37	$2.46		0.49%
Class F	$1,000.00	$1,029.40	$2.21		$1,000.00	$1,022.61	$2.21		0.44%

The Hartford Strategic Income Fund

Class A	$1,000.00	$1,048.40	$4.82		$1,000.00	$1,020.08	$4.76		0.95%
Class C	$1,000.00	$1,045.10	$8.62		$1,000.00	$1,016.36	$8.50		1.70%
Class I	$1,000.00	$1,050.90	$3.56		$1,000.00	$1,021.32	$3.51		0.70%
Class R3	$1,000.00	$1,047.00	$6.34		$1,000.00	$1,018.60	$6.26		1.25%
Class R4	$1,000.00	$1,049.60	$4.83		$1,000.00	$1,020.08	$4.76		0.95%
Class R5	$1,000.00	$1,050.10	$3.30		$1,000.00	$1,021.57	$3.26		0.65%
Class R6	$1,000.00	$1,051.60	$3.05		$1,000.00	$1,021.82	$3.01		0.60%
Class Y	$1,000.00	$1,051.60	$3.15		$1,000.00	$1,021.72	$3.11		0.62%
Class F	$1,000.00	$1,050.20	$3.05		$1,000.00	$1,021.82	$3.01		0.60%

The Hartford Total Return Bond Fund

Class A	$1,000.00	$1,053.50	$3.87		$1,000.00	$1,021.03	$3.81		0.76%
Class C	$1,000.00	$1,049.60	$8.18		$1,000.00	$1,016.81	$8.05		1.61%
Class I	$1,000.00	$1,054.10	$2.29		$1,000.00	$1,022.56	$2.26		0.45%
Class R3	$1,000.00	$1,052.40	$5.55		$1,000.00	$1,019.39	$5.46		1.09%
Class R4	$1,000.00	$1,052.90	$4.02		$1,000.00	$1,020.88	$3.96		0.79%
Class R5	$1,000.00	$1,054.90	$2.55		$1,000.00	$1,022.32	$2.51		0.50%
Class R6	$1,000.00	$1,055.90	$1.94		$1,000.00	$1,022.91	$1.91		0.38%
Class Y	$1,000.00	$1,055.30	$2.09		$1,000.00	$1,022.76	$2.06		0.41%
Class F	$1,000.00	$1,055.40	$1.94		$1,000.00	$1,022.91	$1.91		0.38%

The Hartford World Bond Fund

Class A	$1,000.00	$1,032.30	$5.09		$1,000.00	$1,019.79	$5.06		1.01%
Class C	$1,000.00	$1,028.30	$8.80		$1,000.00	$1,016.12	$8.75		1.75%
Class I	$1,000.00	$1,033.50	$3.68		$1,000.00	$1,021.18	$3.66		0.73%
Class R3	$1,000.00	$1,031.00	$6.65		$1,000.00	$1,018.25	$6.61		1.32%
Class R4	$1,000.00	$1,032.10	$5.34		$1,000.00	$1,019.54	$5.31		1.06%
Class R5	$1,000.00	$1,034.40	$3.68		$1,000.00	$1,021.18	$3.66		0.73%
Class R6	$1,000.00	$1,033.80	$3.23		$1,000.00	$1,021.62	$3.21		0.64%
Class Y	$1,000.00	$1,033.80	$3.53		$1,000.00	$1,021.32	$3.51		0.70%
Class F	$1,000.00	$1,033.90	$3.23		$1,000.00	$1,021.62	$3.21		0.64%

(1)

Effective May 1, 2019, a new transfer agency fee arrangement was implemented. Had the new arrangement been in effect during the period, the annualized expense ratio would have been 0.77%, and the expenses paid actual and hypothetical examples would have been $3.92 and $3.86, respectively.

(2)

Effective May 1, 2019, a new transfer agency fee arrangement was implemented. Had the new arrangement been in effect during the period, the annualized expense ratio would have been 0.59%, and the expenses paid actual and hypothetical examples would have been $2.97 and $2.96, respectively.

(3)

Effective May 1, 2019, a new transfer agency fee arrangement was implemented. Had the new arrangement been in effect during the period, the annualized expense ratio would have been 0.49%, and the expenses paid actual and hypothetical examples would have been $2.49 and $2.46, respectively.

(4)	Inception date of Class R6 shares was February 28, 2019.
(5)	Expenses paid during the period February 28, 2019 through April 30, 2019.
(6)

Please note that while Class R6 shares commenced operations on February 28, 2019, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period November 1, 2018 to April 30, 2019.

21

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.2%
		Argentina - 0.5%
	$125,000	Cia Latinoamericana de Infraestructura & Servicios S.A. 9.50%, 07/20/2023(1)	$85,011
	275,000	Genneia S.A. 8.75%, 01/20/2022(2)	217,800
	50,000	IRSA Propiedades Comerciales S.A. 8.75%, 03/23/2023(1)	46,313
	325,000	Rio Energy S.A. 6.88%, 02/01/2025(2)	212,062
	250,000	Transportadora de Gas del Sur S.A. 6.75%, 05/02/2025(1)	226,250

			787,436

		Austria - 0.8%
	480,000	JBS Investments II GmbH 7.00%, 01/15/2026(1)	499,440
		Suzano Austria GmbH
	405,000	6.00%, 01/15/2029(1)	433,350
	200,000	7.00%, 03/16/2047(1)	222,102

			1,154,892

		Azerbaijan - 0.6%
	600,000	Southern Gas Corridor CJSC 6.88%, 03/24/2026(1)	676,669
	260,000	State Oil Co. of the Azerbaijan Republic 6.95%, 03/18/2030(2)	294,211

			970,880

		Bermuda - 0.2%
	275,000	Ooredoo International Finance Ltd. 3.25%, 02/21/2023(2)	274,357

		Brazil - 0.6%
	270,000	Banco do Brasil S.A. 4.75%, 03/20/2024(1)	275,859
	400,000	Globo Comunicacao e Participacoes S.A. 5.13%, 03/31/2027(2)	389,904
	255,000	Itau Unibanco Holding S.A. 12 mo. USD CMT + 3.981%, 6.13%, 12/12/2022(1)(3)(4)	252,195

			917,958

		British Virgin Islands - 1.7%
	470,000	HLP Finance Ltd. 4.75%, 06/25/2022(2)	487,635
	550,000	Huarong Finance Co., Ltd. 5 year USD CMT + 7.773%, 4.50%, 01/24/2022(2)(3)(4)	550,285
	325,000	Sinopec Group Overseas Development Ltd. 3.25%, 09/13/2027(1)	316,664
	615,000	SmarTone Finance Ltd. 3.88%, 04/08/2023(2)	617,439
	431,100	Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(1)	429,217
	200,000	Yingde Gases Investment Ltd. 6.25%, 01/19/2023(2)	201,214

			2,602,454

		Canada - 0.1%
	200,000	Frontera Energy Corp. 9.70%, 06/25/2023(1)	213,000

		Cayman Islands - 2.7%
	465,000	ADCB Finance Cayman Ltd. 4.00%, 03/29/2023(1)	474,691
	400,000	Alpha Star Holding Ltd. 6.25%, 04/20/2022(2)	380,880
HKD	2,000,000	China Evergrande Group 4.25%, 02/14/2023(2)	245,037
	$245,000	Comcel Trust via Comunicaciones Celulares S.A. 6.88%, 02/06/2024(2)	253,575
	405,000	CSN Islands XI Corp. 6.88%, 09/21/2019(2)	410,569
	225,000	Grupo Aval Ltd. 4.75%, 09/26/2022(2)	228,937
	790,000	ICD Funding Ltd. 4.63%, 05/21/2024(2)	799,282
	200,000	Semiconductor Manufacturing International Corp. 4.13%, 10/07/2019(2)	200,382
		Shimao Property Holdings Ltd.
	200,000	4.75%, 07/03/2022(2)	200,060
	500,000	5.20%, 01/30/2025(2)	489,300
	305,000	Termocandelaria Power Ltd. 7.88%, 01/30/2029(1)	322,537
	200,000	Yuzhou Properties Co., Ltd. 6.00%, 10/25/2023(2)	189,147

			4,194,397

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.2% - (continued)
		Chile - 0.9%
		Celulosa Arauco y Constitucion S.A.
	$200,000	4.25%, 04/30/2029(1)	$199,250
	200,000	5.50%, 04/30/2049(1)	200,700
	400,000	Corp. Nacional del Cobre de Chile 5.63%, 09/21/2035(1)	466,120
	319,550	Empresa Electrica Angamos S.A. 4.88%, 05/25/2029(2)	323,240
	250,000	Empresa Nacional de Telecomunicaciones S.A. 4.75%, 08/01/2026(2)	251,897

			1,441,207

		China - 0.2%
	225,000	Industrial & Commercial Bank of China Ltd. 4.88%, 09/21/2025(1)	237,808

		Colombia - 0.5%
		Banco de Bogota S.A.
	200,000	6.25%, 05/12/2026(2)	218,500
	200,000	6.25%, 05/12/2026(1)	218,500
COP	280,000,000	Empresa de Telecomunicaciones de Bogota 7.00%, 01/17/2023(1)	76,893
	$225,000	Transportadora de Gas Internacional S.A. ESP 5.55%, 11/01/2028(1)	245,531

			759,424

		Dominican Republic - 0.1%
	200,000	Aeropuertos Dominicanos Siglo XXI S.A. 6.75%, 03/30/2029(1)	209,500

		Hong Kong - 0.5%
	275,000	CMB Wing Lung Bank Ltd. 12 mo. USD CMT + 1.750%, 3.75%, 11/22/2027(2)(4)	270,260
	200,000	ICBCIL Finance Co., Ltd. 3.00%, 04/05/2020(2)	199,628
	300,000	Nanyang Commercial Bank, Ltd. 5 year USD CMT + 3.205%, 5.00%, 06/02/2022(2)(3)(4)	290,247

			760,135

		India - 0.4%
	425,000	ICICI Bank Ltd. 3.80%, 12/14/2027(1)	411,589
	240,000	JSW Steel Ltd. 5.25%, 04/13/2022(2)	240,541

			652,130

		Indonesia - 0.2%
IDR	2,620,000,000	Jasa Marga Persero Tbk PT 7.50%, 12/11/2020(1)	178,392
	2,040,000,000	Wijaya Karya Persero Tbk PT 7.70%, 01/31/2021(1)	136,771

			315,163

		Ireland - 0.5%
		Eurotorg LLC Via Bonitron DAC
	$200,000	8.75%, 10/30/2022(2)	207,500
	200,000	8.75%, 10/30/2022(1)	207,500
GBP	225,000	Russian Railways Via RZD Capital plc 7.49%, 03/25/2031(2)	355,014

			770,014

		Israel - 0.3%
	$265,000	Israel Chemicals Ltd. 6.38%, 05/31/2038(1)(2)	289,838
	200,000	Israel Electric Corp. Ltd. 4.25%, 08/14/2028(1)(2)	201,904

			491,742

		Jersey - 0.2%
	318,050	West China Cement Ltd. 6.50%, 09/11/2019(2)	318,289

		Luxembourg - 1.8%
	200,000	Aegea Finance S.a.r.l. 5.75%, 10/10/2024(1)	200,700
	500,000	Atento Luxco 1 S.A. 6.13%, 08/10/2022(1)	504,000
	475,000	CSN Resources S.A. 7.63%, 04/17/2026(1)	475,249

The accompanying notes are an integral part of these financial statements.

22

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.2% - (continued)
		Luxembourg - 1.8% - (continued)
ZAR	23,270,000	European Investment Bank 0.00%, 10/18/2032(5)	$511,761
		Millicom International Cellular S.A.
	$200,000	5.13%, 01/15/2028(1)	196,000
	200,000	6.25%, 03/25/2029(1)	207,000
	250,000	Minerva Luxembourg S.A. 6.50%, 09/20/2026(2)	247,063
	255,000	Rede D’or Finance S.a.r.l. 4.95%, 01/17/2028(1)	239,700
	200,000	Rumo Luxembourg S.a.r.l. 5.88%, 01/18/2025(1)	202,502

			2,783,975

		Mauritius - 0.3%
	200,000	Azure Power Energy Ltd. 5.50%, 11/03/2022(2)	198,014
	200,000	MTN Mauritius Investments Ltd. 5.37%, 02/13/2022(1)	202,202

			400,216

		Mexico - 0.9%
	265,000	Banco Inbursa S.A. Institucion de Banca Multiple 4.38%, 04/11/2027(1)	260,365
	235,000	BBVA Bancomer S.A. 12 mo. USD CMT + 2.650%, 5.13%, 01/18/2033(1)(4)	222,662
		Grupo Bimbo S.A.B. de C.V.
	200,000	3.88%, 06/27/2024	202,602
	200,000	4.70%, 11/10/2047(1)	190,916
	400,000	Infraestructura Energetica Nova S.A.B. de C.V. 3.75%, 01/14/2028(2)	368,000
	200,000	Trust F 5.25%, 01/30/2026(1)	205,250

			1,449,795

		Mongolia - 0.1%
	200,000	Mongolian Mortgage Corp. Hfc LLC 9.75%, 01/29/2022(1)	203,000

		Morocco - 0.2%
	275,000	OCP S.A. 4.50%, 10/22/2025(2)	272,963

		Netherlands - 2.6%
	200,000	Braskem Netherlands Finance B.V. 4.50%, 01/10/2028(2)	196,000
	270,000	Equate Petrochemical B.V. 3.00%, 03/03/2022(2)	266,973
	250,000	First Bank of Nigeria Ltd. Via FBN Finance Co. B.V. 2 year USD Swap + 6.488%, 8.00%, 07/23/2021(2)(4)	248,958
		Greenko Dutch B.V.
	250,000	5.25%, 07/24/2024(2)	243,750
	200,000	5.25%, 07/24/2024(1)	195,000
	240,000	ICTSI Treasury B.V. 5.88%, 09/17/2025(2)	252,733
	200,000	IHS Netherlands Holdco B.V. 9.50%, 10/27/2021(1)	207,032
	460,000	Metinvest B.V. 7.75%, 04/23/2023(1)	450,361
		Minejesa Capital B.V.
	260,000	4.63%, 08/10/2030(2)	251,852
	270,000	5.63%, 08/10/2037	267,165
	330,000	Myriad International Holdings B.V. 5.50%, 07/21/2025(2)	357,047
	395,000	Nostrum Oil & Gas Finance B.V. 7.00%, 02/16/2025(1)	265,243
		Petrobras Global Finance B.V.
	225,000	5.75%, 02/01/2029	225,563
	90,000	7.38%, 01/17/2027	100,422
	500,000	Teva Pharmaceutical Finance Netherlands B.V. 6.75%, 03/01/2028	515,392

			4,043,491

		Nigeria - 0.4%
	300,000	Access Bank plc 10.50%, 10/19/2021(1)	326,418
	200,000	Zenith Bank plc 7.38%, 05/30/2022(1)	209,000

			535,418

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.2% - (continued)
		Panama - 0.1%
	$200,000	Aeropuerto Internacional de Tocumen S.A. 6.00%, 11/18/2048(1)	$225,000

		Peru - 1.3%
		Hunt Oil Co. of Peru LLC Sucursal Del Peru
	210,000	6.38%, 06/01/2028(1)	229,425
	220,000	6.38%, 06/01/2028(2)	240,350
	295,000	Kallpa Generacion S.A. 4.13%, 08/16/2027(1)	291,610
	445,000	Peru LNG Srl 5.38%, 03/22/2030(1)	470,810
	270,000	SAN Miguel Industrias Pet S.A. 4.50%, 09/18/2022(1)	272,835
PEN	1,500,000	Telefonica del Peru SAA 7.38%, 04/10/2027(1)	461,591

			1,966,621

		Philippines - 0.2%
	$240,000	SM Investments Corp. 4.88%, 06/10/2024(2)	246,286

		Saudi Arabia - 0.1%
	210,000	Saudi Arabian Oil Co. 2.75%, 04/16/2022(1)	208,616

		Singapore - 0.5%
	470,000	BOC Aviation Ltd. 3.88%, 04/27/2026(1)	468,809
	275,000	United Overseas Bank Ltd. 5 year USD Swap + 1.654%, 2.88%, 03/08/2027(2)(4)	270,947

			739,756

		South Africa - 0.3%
		Eskom Holdings SOC Ltd.
	250,000	5.75%, 01/26/2021(2)	247,750
	225,000	6.75%, 08/06/2023(2)	225,517

			473,267

		South Korea - 0.6%
	325,000	Shinhan Bank Co., Ltd. 3.75%, 09/20/2027(1)	321,534
	520,000	Woori Bank Subordinated 5.13%, 08/06/2028(1)	554,954

			876,488

		Spain - 0.2%
	250,000	International Airport Finance S.A. 12.00%, 03/15/2033(1)	268,375

		Thailand - 0.5%
	265,000	Bangkok Bank PCL 4.45%, 09/19/2028(1)	277,306
	225,000	Krung Thai Bank PCL 5 year USD CMT + 3.535%, 5.20%, 12/26/2024(2)(4)	226,699
	255,000	Thaioil Treasury Center Co., Ltd. 5.38%, 11/20/2048(1)	290,024

			794,029

		Togo - 0.3%
	475,000	Ecobank Transnational, Inc. 9.50%, 04/18/2024(1)	486,808

		Turkey - 0.7%
	300,000	Turkcell Iletisim Hizmetleri AS 5.80%, 04/11/2028(2)	261,036
	325,000	Turkiye Sinai Kalkinma Bankasi AS 5.50%, 01/16/2023(2)	280,150
	310,000	Turkiye Vakiflar Bankasi TAO 5.75%, 01/30/2023(1)	274,248
	300,000	Yapi ve Kredi Bankasi AS 6.10%, 03/16/2023(2)	273,606

			1,089,040

		United Arab Emirates - 1.4%
	265,000	Abu Dhabi Crude Oil Pipeline LLC 4.60%, 11/02/2047(2)	279,575
		Abu Dhabi National Energy Co. PJSC
	380,000	4.88%, 04/23/2030(1)	405,175
	200,000	6.50%, 10/27/2036(1)	252,048
		Acwa Power Management And Investments One Ltd.
	260,000	5.95%, 12/15/2039(2)	268,450
	255,000	5.95%, 12/15/2039(1)	263,287

The accompanying notes are an integral part of these financial statements.

23

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.2% - (continued)
		United Arab Emirates - 1.4% - (continued)
	$420,000	Emirates SembCorp Water and Power Co. PJSC 4.45%, 08/01/2035(1)	$422,100
	200,000	Oztel Holdings SPC Ltd. 5.63%, 10/24/2023(1)	199,950

			2,090,585

		United Kingdom - 0.4%
ZAR	550,000	European Bank for Reconstruction & Development 0.00%, 12/31/2020(5)	34,179
	$270,000	Liquid Telecommunications Financing plc 8.50%, 07/13/2022(1)	272,404
	255,000	Tullow Oil plc 7.00%, 03/01/2025(1)	259,973

			566,556

		United States - 0.3%
TRY	1,400,000	International Bank for Reconstruction & Development 0.00%, 05/03/2023	103,788
		SASOL Financing USA LLC
	$200,000	5.88%, 03/27/2024	212,235
	200,000	6.50%, 09/27/2028	219,317

			535,340

		Total Corporate Bonds (cost $36,954,492)	$37,326,411

FOREIGN GOVERNMENT OBLIGATIONS - 66.2%
		Argentina - 1.4%
ARS	2,149,363	Argentina Bonos Adjusted Certificate 4.00%, 03/06/2020(6)	$42,663
	2,550,000	Argentina Treasury Bill 0.00%, 04/30/2020(5)	58,798
		Argentine Bonos del Tesoro
	5,840,763	15.50%, 10/17/2026	94,857
	8,645,000	16.00%, 10/17/2023	143,290
	127,125	18.20%, 10/03/2021	2,078
		Argentine Republic Government International Bond
	$305,000	5.88%, 01/11/2028	210,907
	625,000	7.63%, 04/22/2046	434,375
	180,900	Autonomous City of Buenos Aires Argentina 8.95%, 02/19/2021(2)	172,986
ARS	3,970,000	City of Buenos Aires Argentina BADLAR + 3.250%, 25.43%, 03/29/2024(4)	68,878
		Provincia de Buenos Aires
	$525,000	5.75%, 06/15/2019(2)	521,062
	150,000	9.13%, 03/16/2024(1)	113,063
		Provincia de Cordoba
	300,000	7.13%, 06/10/2021(2)	240,600
	185,000	7.13%, 08/01/2027	125,337

			2,228,894

		Brazil - 4.6%
		Brazil Letras do Tesouro Nacional
BRL	6,740,000	7.87%, 07/01/2021(7)	1,469,011
	5,344,000	9.36%, 01/01/2022(7)	1,114,435
		Brazil Notas do Tesouro Nacional
	1,936,263	6.00%, 08/15/2024(6)	538,873
	2,933,342	6.00%, 08/15/2050(6)	932,153
	6,608,000	10.00%, 01/01/2023	1,776,353
	16,000	10.00%, 01/01/2025	4,318
	4,209,000	10.00%, 01/01/2027	1,135,490
	585,000	10.00%, 01/01/2029	158,452

			7,129,085

		Chile - 1.9%
		Bonos de la Tesoreria de la Republica en pesos
CLP	1,155,000,000	4.70%, 09/01/2030(1)(2)	1,787,513
	670,000,000	5.00%, 03/01/2035	1,075,335

			2,862,848

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 66.2% - (continued)
		Colombia - 3.4%
		Colombian TES
COP	1,182,960,142	3.75%, 02/25/2037(6)	$365,365
	2,029,000,000	6.00%, 04/28/2028	603,433
	2,202,700,000	7.00%, 06/30/2032	681,112
	2,070,700,000	7.25%, 10/18/2034	656,073
	4,045,600,000	7.50%, 08/26/2026	1,333,013
	1,142,600,000	7.75%, 09/18/2030	378,189
	3,476,400,000	10.00%, 07/24/2024	1,267,686

			5,284,871

		Czech Republic - 2.1%
		Czech Republic Government Bond
CZK	10,250,000	0.25%, 02/10/2027	395,696
	14,240,000	0.95%, 05/15/2030(2)	557,329
	21,850,000	1.00%, 06/26/2026(2)	901,335
	5,920,000	2.50%, 08/25/2028(2)	272,340
	24,620,000	2.75%, 07/23/2029	1,153,715

			3,280,415

		Dominican Republic - 0.1%
DOP	8,450,000	Dominican Republic International Bond 8.90%, 02/15/2023(1)	166,099

		Egypt - 0.3%
		Egypt Government International Bond
EUR	225,000	6.38%, 04/11/2031(1)	248,448
	$200,000	8.70%, 03/01/2049(1)	206,075

			454,523

		Greece - 0.3%
EUR	405,000	Hellenic Republic Government Bond 3.50%, 01/30/2023(2)	479,654

		Hungary - 2.6%
		Hungary Government Bond
HUF	227,650,000	0.50%, 04/21/2021	784,121
	167,640,000	1.75%, 10/26/2022	586,183
	342,830,000	2.75%, 12/22/2026	1,191,678
	130,090,000	3.00%, 10/27/2027	456,231
	64,630,000	6.00%, 11/24/2023	264,593
	80,430,000	6.75%, 10/22/2028	362,863
	84,890,000	7.00%, 06/24/2022	345,440

			3,991,109

		Indonesia - 5.3%
		Indonesia Treasury Bond
IDR	3,715,000,000	5.63%, 05/15/2023	246,568
	10,229,000,000	7.00%, 05/15/2027	684,461
	24,760,000,000	7.50%, 08/15/2032	1,630,904
	9,521,000,000	7.50%, 05/15/2038	609,495
	5,890,000,000	8.25%, 05/15/2029	425,733
	6,249,000,000	8.25%, 06/15/2032	442,034
	2,392,000,000	8.25%, 05/15/2036	167,458
	7,060,000,000	8.38%, 03/15/2024	516,513
	19,149,000,000	8.38%, 09/15/2026	1,404,916
	4,761,000,000	8.38%, 03/15/2034	337,446
	11,490,000,000	8.75%, 05/15/2031	847,043
	4,545,000,000	8.75%, 02/15/2044	331,273
	6,506,000,000	9.00%, 03/15/2029	490,598

			8,134,442

		Malaysia - 3.0%
		Malaysia Government Bond
MYR	10,250,000	3.65%, 10/31/2019	2,483,381
	1,570,000	3.76%, 04/20/2023	381,774
	2,075,000	3.89%, 08/15/2029	505,242
	1,080,000	3.90%, 11/16/2027	261,760
	580,000	4.76%, 04/07/2037	148,494

The accompanying notes are an integral part of these financial statements.

24

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 66.2% - (continued)
		Malaysia - 3.0% - (continued)
		Malaysia Government Investment Issue
MYR	2,700,000	4.13%, 08/15/2025	$664,528
	775,000	4.72%, 06/15/2033	199,045

			4,644,224

		Mexico - 7.2%
		Mexican Bonos
MXN	4,506,200	5.75%, 03/05/2026	209,028
	67,877,400	6.50%, 06/09/2022	3,435,770
	36,497,300	7.50%, 06/03/2027	1,856,424
	32,615,800	7.75%, 11/23/2034	1,627,577
	18,080,100	8.00%, 09/05/2024	953,594
	7,584,700	8.00%, 11/07/2047	378,112
	13,386,800	8.50%, 05/31/2029	722,924
	15,872,100	8.50%, 11/18/2038	840,643
	19,190,900	10.00%, 11/20/2036	1,159,426
	137,474	Mexican Udibonos 4.50%, 12/04/2025(6)	7,541

			11,191,039

		Mongolia - 0.2%
	$375,000	Trade & Development Bank of Mongolia LLC 9.38%, 05/19/2020(2)	388,909

		Netherlands - 0.1%
	115,625	Republic of Angola Via Northern Lights III B.V. 7.00%, 08/17/2019(2)	115,929

		Papua New Guinea - 0.2%
	230,000	Papua New Guinea Government International Bond 8.38%, 10/04/2028(1)	246,675

		Peru - 1.7%
		Peru Government Bond
PEN	4,255,000	6.35%, 08/12/2028	1,399,396
	3,550,000	6.95%, 08/12/2031	1,211,083

			2,610,479

		Poland - 2.4%
		Republic of Poland Government Bond
PLN	525,000	1.75%, 07/25/2021	137,492
	300,000	2.00%, 04/25/2021	78,968
	3,125,000	2.50%, 07/25/2026	809,117
	4,330,000	2.50%, 07/25/2027	1,104,184
	2,975,000	3.25%, 07/25/2025	808,083
	2,625,000	5.75%, 10/25/2021	753,199

			3,691,043

		Qatar - 0.7%
	$290,000	Qatar Government International Bond 5.10%, 04/23/2048(1)	323,712
	705,000	Qatari Diar Finance Co. 5.00%, 07/21/2020(2)	720,764

			1,044,476

		Romania - 1.2%
		Romania Government Bond
RON	300,000	3.25%, 04/29/2024	67,262
	2,740,000	3.40%, 03/08/2022	637,432
	200,000	3.50%, 12/19/2022	46,168
	950,000	5.80%, 07/26/2027	238,190
	2,460,000	5.85%, 04/26/2023	614,264
EUR	150,000	Romanian Government International Bond 4.63%, 04/03/2049(1)	182,120

			1,785,436

		Russia - 7.6%
		Russian Federal Bond - OFZ
RUB	47,695,000	6.50%, 11/24/2021(8)	726,024
	21,190,000	6.50%, 02/28/2024	311,615
	132,520,000	6.90%, 05/23/2029	1,898,532

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 66.2% - (continued)
		Russia - 7.6% - (continued)
RUB	16,580,000	7.10%, 10/16/2024	$248,976
	15,125,000	7.25%, 05/10/2034	214,562
	83,350,000	7.40%, 07/17/2024	1,265,006
	59,270,000	7.70%, 03/23/2033	882,236
	177,155,000	7.75%, 09/16/2026	2,719,375
	103,100,000	7.95%, 10/07/2026	1,593,311
	35,145,000	8.50%, 09/17/2031	560,504
	66,013,480	Russian Federal Inflation Linked Bond - OFZ 2.50%, 02/02/2028(6)	951,431
	$400,000	Russian Foreign Bond - Eurobond 5.10%, 03/28/2035(1)	413,995

			11,785,567

		South Africa - 7.4%
		Republic of South Africa Government Bond
ZAR	39,151,770	6.50%, 02/28/2041	1,937,746
	34,693,744	7.00%, 02/28/2031	2,036,514
	11,475,000	7.75%, 02/28/2023	803,210
	5,610,000	8.00%, 01/31/2030	362,131
	9,700,000	8.50%, 01/31/2037	610,147
	2,805,000	8.75%, 01/31/2044	176,864
	6,090,000	8.88%, 02/28/2035	400,419
	7,109,000	9.00%, 01/31/2040	462,380
	50,820,000	10.50%, 12/21/2026	3,927,759
	2,615,859	Republic of South Africa Government Bond - CPI Linked 1.88%, 03/31/2029(6)	166,013
	9,320,007	South Africa Government Bond - CPI Linked 2.00%, 01/31/2025(6)	611,843

			11,495,026

		South Korea - 0.6%
IDR	14,600,000,000	Export-Import Bank of Korea 7.25%, 12/07/2024(2)	975,263

		Sri Lanka - 0.4%
		Sri Lanka Government International Bond
	$375,000	6.25%, 07/27/2021(2)	377,190
	200,000	6.85%, 03/14/2024(1)	201,888

			579,078

		Supranational - 6.2%
		Asian Development Bank
PHP	42,500,000	5.25%, 03/09/2023	817,403
IDR	2,440,000,000	7.80%, 03/15/2034	172,897
		European Bank for Reconstruction & Development
TRY	8,330,000	0.00%, 08/02/2021(2)(5)	841,714
IDR	5,800,000,000	5.60%, 01/30/2025	373,683
	9,850,000,000	6.25%, 07/25/2022	663,510
	4,958,900,000	6.45%, 12/13/2022	334,073
TRY	2,175,000	27.50%, 09/18/2020	362,353
	990,000	28.50%, 07/10/2019	165,212
ARS	7,220,000	31.00%, 03/01/2021	128,287
IDR	5,240,000,000	Inter-American Development Bank 7.88%, 03/14/2023	370,606
		International Bank for Reconstruction & Development
MXN	8,800,000	0.00%, 05/25/2033(5)	138,305
IDR	30,277,200,000	7.45%, 08/20/2021	2,085,621
		International Finance Corp.
MXN	56,800,000	0.00%, 02/22/2038(5)	655,555
	43,440,000	7.50%, 01/18/2028	2,147,579
	7,100,000	7.75%, 01/18/2030	350,904

			9,607,702

		Thailand - 2.5%
		Thailand Government Bond
THB	5,629,520	1.20%, 07/14/2021(2)(6)	174,859
	9,213,003	1.25%, 03/12/2028(2)(6)	270,170

The accompanying notes are an integral part of these financial statements.

25

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 66.2% - (continued)
		Thailand - 2.5% - (continued)
THB	35,165,000	1.88%, 06/17/2022	$1,100,092
	6,675,000	2.88%, 12/17/2028	216,303
	5,775,000	3.40%, 06/17/2036	191,155
	40,750,000	3.78%, 06/25/2032	1,404,456
	7,920,000	3.85%, 12/12/2025	271,600
	5,784,000	4.88%, 06/22/2029	217,498

			3,846,133

		Tunisia - 0.1%
EUR	145,000	Banque Centrale de Tunisie International Bond 6.75%, 10/31/2023(1)	163,120

		Turkey - 2.0%
	$265,000	Export Credit Bank of Turkey 8.25%, 01/24/2024(1)	263,764
		Turkey Government Bond
TRY	775,000	8.50%, 09/14/2022	88,840
	2,120,000	8.80%, 09/27/2023	227,921
	935,000	9.50%, 01/12/2022	113,998
	2,185,000	10.40%, 03/20/2024	247,542
	3,720,000	10.50%, 08/11/2027	403,989
	4,520,000	10.70%, 02/17/2021	620,024
	2,575,000	10.70%, 08/17/2022	315,029
	1,920,000	11.00%, 02/24/2027	214,013
	2,565,000	12.20%, 01/18/2023	324,123
	$200,000	Turkey Government International Bond 7.25%, 12/23/2023	199,522

			3,018,765

		Ukraine - 0.2%
	250,000	Ukraine Government International Bond 7.75%, 09/01/2019(2)	250,875

		Uruguay - 0.5%
		Uruguay Government International Bond
UYU	596,539	4.00%, 07/10/2030(6)	17,668
	2,933,027	4.38%, 12/15/2028(6)	89,826
	30,125,000	8.50%, 03/15/2028(2)	739,766

			847,260

		Total Foreign Government Obligations (cost $107,886,707)	$102,298,939

CONVERTIBLE BONDS - 0.1%
		Commercial Services - 0.1%
	$200,000	DP World plc 1.75%, 06/19/2024(2)	$198,175

		Total Convertible Bonds (cost $190,586)	$198,175

		Total Long-Term Investments (cost $145,031,785)	$139,823,525

SHORT-TERM INVESTMENTS - 4.7%
		Foreign Government Obligations - 0.2%
		Nigeria Omo Bills
NGN	15,848,000	13.17%, 09/12/2019(7)	$41,797
	15,848,000	13.38%, 10/10/2019(7)	41,471
		Nigeria Treasury Bills
	15,848,000	13.64%, 10/17/2019(7)	41,378
	21,990,000	13.72%, 10/31/2019(7)	57,094
	15,848,000	13.81%, 10/17/2019(7)	41,378
	15,848,000	13.92%, 10/17/2019(7)	41,378

			264,496

		Other Investment Pools & Funds - 4.2%
	6,521,125	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 2.37%(9)	6,521,125

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 4.7% - (continued)
	U.S. Treasury Bill - 0.3%
400,000	U.S. Treasury Bill 2.32%, 05/23/2019(7)(10)	$399,415

	Total Short-Term Investments (cost $7,185,365)	$7,185,036

Total Investments Excluding Purchased Options (cost $152,217,150)	95.2%	$147,008,561

Total Purchased Options (cost $1,929,776)	0.9%	$1,446,223

Total Investments (cost $154,146,926)	96.1%	$148,454,784
Other Assets and Liabilities	3.9%	6,024,647

Total Net Assets	100.0%	$154,479,431

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types. For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $24,209,548, representing 15.7% of net assets.

(2)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $25,519,086, representing 16.5% of net assets.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2019.

(5)	Security is a zero-coupon bond.

(6)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(7)	The rate shown represents current yield to maturity.

(8)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(9)	Current yield as of period end.

(10)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

The accompanying notes are an integral part of these financial statements.

26

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

OTC Option Contracts Outstanding at April 30, 2019
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
EUR Call/USD Put	DEUT	1.20 USD per EUR	06/25/19	2,689,000	EUR	2,689,000	$214	$24,763	$(24,549)
NZD Call/USD Put	JPM	0.69 USD per NZD	06/12/19	1,197,000	NZD	1,197,000	1,919	13,233	(11,314)
NZD Call/USD Put	JPM	0.69 USD per NZD	06/12/19	1,198,000	NZD	1,198,000	1,920	13,325	(11,405)
NZD Call/USD Put	MSC	0.71 USD per NZD	10/14/19	2,315,000	NZD	2,315,000	7,456	13,439	(5,983)
USD Call/BRL Put	MSC	4.32 BRL per USD	10/23/19	1,555,000	USD	1,555,000	22,757	26,295	(3,538)
USD Call/BRL Put	BNP	3.75 BRL per USD	07/08/19	2,303,000	USD	2,303,000	123,089	88,387	34,702
USD Call/BRL Put	DEUT	3.80 BRL per USD	08/22/19	2,484,000	USD	2,484,000	132,479	107,557	24,922
USD Call/CAD Put	HSBC	1.38 CAD per USD	10/23/19	1,555,000	USD	1,555,000	9,384	10,224	(840)
USD Call/CAD Put	DEUT	1.32 CAD per USD	07/30/19	3,185,000	USD	3,185,000	63,805	61,111	2,694
USD Call/CLP Put	MSC	705.25 CLP per USD	10/23/19	1,555,000	USD	1,555,000	19,917	16,072	3,845
USD Call/KRW Put	MSC	1,160.00 KRW per USD	08/12/19	809,000	USD	809,000	11,100	6,572	4,528
USD Call/KRW Put	HSBC	1,134.80 KRW per USD	09/23/19	1,559,000	USD	1,559,000	42,695	24,671	18,024
USD Call/MXN Put	MSC	20.61 MXN per USD	10/23/19	1,555,000	USD	1,555,000	18,271	21,311	(3,040)
USD Call/MXN Put	MSC	20.93 MXN per USD	07/16/19	3,461,000	USD	3,461,000	6,579	55,064	(48,485)
USD Call/MXN Put	MSC	19.45 MXN per USD	09/18/19	4,126,000	USD	4,126,000	95,290	100,014	(4,724)
USD Call/PLN Put	CBK	3.97 PLN per USD	10/23/19	1,555,000	USD	1,555,000	13,804	15,208	(1,404)
USD Call/RUB Put	CBK	69.65 RUB per USD	10/23/19	1,555,000	USD	1,555,000	23,673	22,361	1,312
USD Call/ZAR Put	MSC	14.43 ZAR per USD	09/20/19	1,674,000	USD	1,674,000	67,573	71,103	(3,530)

Total Calls						36,330,000	$661,925	$690,710	$(28,785)

Puts
EUR Put/CZK Call	MSC	25.92 CZK per EUR	08/30/19	1,461,000	EUR	1,461,000	$17,191	$17,957	$(766)
NZD Put/USD Call	JPM	0.69 USD per NZD	06/12/19	1,197,000	NZD	1,197,000	24,684	13,233	11,451
NZD Put/USD Call	JPM	0.69 USD per NZD	06/12/19	1,198,000	NZD	1,198,000	24,704	13,325	11,379
NZD Put/USD Call	MSC	0.66 USD per NZD	10/14/19	2,315,000	NZD	2,315,000	21,531	13,439	8,092
USD Put/BRL Call	MSC	3.94 BRL per USD	06/06/19	3,105,000	USD	3,105,000	55,912	130,833	(74,921)
USD Put/BRL Call	BNP	3.75 BRL per USD	07/08/19	2,303,000	USD	2,303,000	12,943	88,387	(75,444)
USD Put/BRL Call	MSC	3.91 BRL per USD	07/15/19	6,049,000	USD	6,049,000	122,262	158,659	(36,397)
USD Put/BRL Call	DEUT	3.80 BRL per USD	08/22/19	2,484,000	USD	2,484,000	31,932	94,713	(62,781)
USD Put/CAD Call	DEUT	1.32 CAD per USD	07/30/19	3,185,000	USD	3,185,000	14,135	61,111	(46,976)
USD Put/CLP Call	MSC	649.30 CLP per USD	07/08/19	2,303,000	USD	2,303,000	6,043	55,855	(49,812)
USD Put/COP Call	HSBC	3,207.00 COP per USD	06/27/19	1,623,000	USD	1,623,000	17,809	33,434	(15,625)
USD Put/CZK Call	MSC	5.53 CZK per USD	07/01/19	1,216,500	USD	1,216,500	3,261	21,422	(18,161)
USD Put/IDR Call	MSC	14,350.00 IDR per USD	07/03/19	1,632,000	USD	1,632,000	19,999	26,602	(6,603)
USD Put/KRW Call	MSC	1,075.00 KRW per USD	08/12/19	809,000	USD	809,000	209	6,572	(6,363)
USD Put/KRW Call	HSBC	1,134.80 KRW per USD	09/23/19	1,559,000	USD	1,559,000	12,090	24,671	(12,581)
USD Put/PHP Call	GSC	53.30 PHP per USD	07/19/19	2,331,000	USD	2,331,000	59,534	35,455	24,079
USD Put/PLN Call	BCLY	3.75 PLN per USD	07/18/19	2,899,000	USD	2,899,000	17,029	75,258	(58,229)
USD Put/RUB Call	CITI	66.43 RUB per USD	09/30/19	3,239,000	USD	3,239,000	103,891	113,096	(9,205)
USD Put/ZAR Call	MSC	14.43 ZAR per USD	09/20/19	1,674,000	USD	1,674,000	53,548	71,103	(17,555)
USD Put/ZAR Call	GSC	13.79 ZAR per USD	09/30/19	3,239,000	USD	3,239,000	46,000	50,496	(4,496)

Total Puts						45,821,500	$664,707	$1,105,621	$(440,914)

Total purchased option contracts						82,151,500	$1,326,632	$1,796,331	$(469,699)

Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts:
Calls
USD Call/CLP Put	GSC	679.60 CLP per USD	07/08/19	(2,303,000)	USD	(2,303,000)	$(32,894)	$(71,854)	$38,960
USD Call/CLP Put	MSC	653.55 CLP per USD	08/22/19	(2,484,000)	USD	(2,484,000)	(104,601)	(66,665)	(37,936)
USD Call/INR Put	MSC	70.06 INR per USD	09/23/19	(2,575,000)	USD	(2,575,000)	(64,442)	(50,689)	(13,753)
USD Call/THB Put	JPM	31.59 THB per USD	06/12/19	(1,633,000)	USD	(1,633,000)	(20,514)	(17,106)	(3,408)

Total Calls						(8,995,000)	$(222,451)	$(206,314)	$(16,137)

The accompanying notes are an integral part of these financial statements.

27

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

OTC Option Contracts Outstanding at April 30, 2019 – (continued)
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts:
Puts
EUR Put/CZK Call	MSC	25.21 CZK per EUR	08/30/19	(1,461,000)	EUR	(1,461,000)	$(2,517)	$(3,338)	$821
USD Put/BRL Call	MSC	3.69 BRL per USD	06/06/19	(3,105,000)	USD	(3,105,000)	(3,018)	(44,451)	41,433
USD Put/BRL Call	MSC	3.75 BRL per USD	07/15/19	(9,047,000)	USD	(9,047,000)	(57,205)	(80,781)	23,576
USD Put/BRL Call	MSC	3.81 BRL per USD	07/23/19	(1,555,000)	USD	(1,555,000)	(17,169)	(14,485)	(2,684)
USD Put/CAD Call	HSBC	1.32 CAD per USD	07/23/19	(1,555,000)	USD	(1,555,000)	(6,416)	(5,987)	(429)
USD Put/CLP Call	MSC	623.50 CLP per USD	07/08/19	(2,303,000)	USD	(2,303,000)	(958)	(20,068)	19,110
USD Put/CLP Call	MSC	648.50 CLP per USD	07/23/19	(1,555,000)	USD	(1,555,000)	(5,222)	(8,584)	3,362
USD Put/CLP Call	MSC	653.55 CLP per USD	08/22/19	(2,484,000)	USD	(2,484,000)	(16,767)	(66,665)	49,898
USD Put/COP Call	HSBC	3,103.00 COP per USD	06/27/19	(1,623,000)	USD	(1,623,000)	(4,124)	(11,767)	7,643
USD Put/IDR Call	MSC	13,992.25 IDR per USD	07/03/19	(1,632,000)	USD	(1,632,000)	(4,832)	(8,992)	4,160
USD Put/INR Call	MSC	70.06 INR per USD	09/23/19	(2,575,000)	USD	(2,575,000)	(29,427)	(50,689)	21,262
USD Put/MXN Call	MSC	18.43 MXN per USD	07/16/19	(3,461,000)	USD	(3,461,000)	(14,422)	(43,193)	28,771
USD Put/MXN Call	MSC	18.63 MXN per USD	07/23/19	(1,555,000)	USD	(1,555,000)	(10,610)	(11,188)	578
USD Put/MXN Call	MSC	18.87 MXN per USD	09/18/19	(8,251,000)	USD	(8,251,000)	(106,083)	(84,243)	(21,840)
USD Put/PHP Call	GSC	52.00 PHP per USD	07/19/19	(2,331,000)	USD	(2,331,000)	(19,491)	(12,855)	(6,636)
USD Put/PLN Call	BCLY	3.59 PLN per USD	07/18/19	(2,899,000)	USD	(2,899,000)	(1,968)	(26,120)	24,152
USD Put/PLN Call	CBK	3.74 PLN per USD	07/23/19	(1,555,000)	USD	(1,555,000)	(8,454)	(8,319)	(135)
USD Put/RUB Call	CBK	62.62 RUB per USD	07/23/19	(1,555,000)	USD	(1,555,000)	(5,256)	(10,512)	5,256
USD Put/RUB Call	CITI	62.99 RUB per USD	09/30/19	(3,239,000)	USD	(3,239,000)	(26,702)	(36,821)	10,119
USD Put/THB Call	JPM	31.59 THB per USD	06/12/19	(1,634,000)	USD	(1,634,000)	(5,288)	(17,549)	12,261
USD Put/TRY Call	MSC	5.99 TRY per USD	07/01/19	(1,216,500)	USD	(1,216,500)	(23,252)	(64,742)	41,490
USD Put/ZAR Call	GSC	14.84 ZAR per USD	09/30/19	(3,239,000)	USD	(3,239,000)	(160,431)	(152,168)	(8,263)

Total Puts						(59,830,500)	$(529,612)	$(783,517)	$253,905

Total written option contracts						(68,825,500)	$(752,063)	$(989,831)	$237,768

OTC Swaption Contracts Outstanding at April 30, 2019
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 months KRW-CD-KSDA-Interest Rate Swap Expiring on 08/13/2029	CBK	2.12%	Receive	08/12/19	KRW	3,103,640,000	3,103,640,000	$119,317	$66,723	$52,594

Puts
3 months KRW-CD-KSDA-Interest Rate Swap Expiring on 08/13/2029	CBK	2.12%	Pay	08/12/19	KRW	3,103,640,000	3,103,640,000	$274	$66,723	$(66,449)

Total purchased swaption contracts							6,207,280,000	$119,591	$133,446	$(13,855)

Futures Contracts Outstanding at April 30, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 5-Year Note Future	150	06/28/2019	$17,346,093	$115,403
U.S. Treasury Long Bond Future	1	06/19/2019	147,469	(127)

Total				$115,276

Short position contracts:
Euro-BOBL Future	3	06/06/2019	$447,283	$322
Euro-Bund Future	3	06/06/2019	556,235	(126)
Long Gilt Future	2	06/26/2019	332,051	(150)

The accompanying notes are an integral part of these financial statements.

28

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Futures Contracts Outstanding at April 30, 2019 – (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts – (continued):
U.S. Treasury 10-Year Note Future	104	06/19/2019	$12,861,875	$(126,826)

Total				$(126,780)

Total futures contracts				$(11,504)

OTC Credit Default Swap Contracts Outstanding at April 30, 2019
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
Republic of Turkey	CBK	USD	305,000	1.00%	06/20/24	Quarterly	$—	$(47,402)	$(44,969)	$2,433
Republic of Turkey	MSC	USD	35,000	1.00%	06/20/24	Quarterly	—	(5,245)	(5,161)	84
Republic of Turkey	CBK	USD	305,000	1.00%	06/20/24	Quarterly	—	(39,113)	(44,969)	(5,856)
Republic of Turkey	CBK	USD	325,000	1.00%	06/20/24	Quarterly	—	(39,503)	(47,917)	(8,414)

Total							$—	$(131,263)	$(143,016)	$(11,753)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2019
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX-EMS.31.V1	USD	1,000,000	(1.00%)	06/20/24	Quarterly	$34,443	$40,647	$6,204

Total						$34,443	$40,647	$6,204

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2019
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
BNP	1.85% Fixed	3 Mo. KRW KSDA	KRW	469,700,000	06/19/29	Quarterly	$—	$—	$(7,247)	$(7,247)
DEUT	8.68% Fixed	BZDIOVRA	BRL	9,799,140	01/02/20	Maturity	—	—	(73,672)	(73,672)
DEUT	BZDIOVRA	8.55% Fixed	BRL	6,036,944	01/03/22	Maturity	—	—	74,145	74,145
GSC	2.10% Fixed	6M THBFIX	THB	38,925,000	06/19/24	Semi-Annual	—	—	7,431	7,431
GSC	4.06% Fixed	CLICP Camara Promedio A	CLP	665,175,000	06/19/29	Semi-Annual	—	—	(7,154)	(7,154)
JPM	1.75% Fixed	3 Mo. KRW KSDA	KRW	3,555,835,000	06/19/24	Quarterly	—	—	(19,026)	(19,026)
MSC	5.98% Fixed	3M Banco Central De La Republica	COP	5,076,325,000	06/19/29	Quarterly	—	—	1,365	1,365
MSC	5.85% Fixed	6 Mo. INR MIBOR	INR	157,590,000	06/19/24	Semi-Annual	—	—	15,972	15,972
MSC	6 Mo. INR MIBOR	5.73% Fixed	INR	316,075,000	06/19/21	Semi-Annual	—	—	(14,528)	(14,528)
MSC	8.52% Fixed	BZDIOVRA	BRL	2,449,995	01/02/25	Maturity	—	—	1,009	1,009
MSC	BZDIOVRA	6.60% Fixed	BRL	9,171,839	07/01/20	Maturity	—	—	(2,423)	(2,423)
MSC	BZDIOVRA	9.85% Fixed	BRL	1,107,638	01/04/21	Maturity	—	—	19,321	19,321
MSC	3.19% Fixed	CLICP Camara Promedio A	CLP	4,213,000,000	06/19/20	Maturity	—	—	(7,359)	(7,359)

Total							$—	$—	$(12,166)	$(12,166)

The accompanying notes are an integral part of these financial statements.

29

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Centrally Cleared Interest Rate Swap Contracts Outstanding at April 30, 2019
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
1 Mo. MXN TIIE	8.43% Fixed	MXN	24,850,000	01/02/23	Monthly	$—	$—	$22,400	$22,400
1 Mo. MXN TIIE	7.81% Fixed	MXN	21,450,000	07/29/25	Lunar	—	—	(6,343)	(6,343)
1 Mo. MXN TIIE	8.11% Fixed	MXN	13,325,000	07/20/28	Lunar	—	—	282	282
6.84% Fixed	1 Mo. MXN TIIE	MXN	9,850,000	07/14/22	Lunar	—	—	16,348	16,348
7.29% Fixed	1 Mo. MXN TIIE	MXN	13,625,000	05/05/22	Lunar	—	—	13,317	13,317
7.84% Fixed	1 Mo. MXN TIIE	MXN	3,550,000	01/07/22	Lunar	—	—	758	758
7.94% Fixed	1 Mo. MXN TIIE	MXN	10,075,000	01/05/22	Lunar	—	—	826	826
2.33% Fixed	12 Mo. Federal Funds Rate	USD	10,650,000	04/21/20	Maturity	—	(20)	(7,154)	(7,134)
3 Mo. ZAR JIBAR	7.14% Fixed	ZAR	88,980,000	06/19/21	Quarterly	—	—	1,104	1,104
3 Mo. ZAR JIBAR	8.06% Fixed	ZAR	24,505,000	06/19/29	Quarterly	—	—	134	134
7.51% Fixed	3 Mo. ZAR JIBAR	ZAR	97,920,000	06/19/24	Quarterly	—	—	(3,380)	(3,380)
2.05% Fixed	6 Mo. PLN WIBOR	PLN	5,608,000	06/19/24	Annual	—	—	12,246	12,246
2.06% Fixed	6 Mo. PLN WIBOR	PLN	7,142,000	06/19/24	Annual	—	—	15,027	15,027
6 Mo. PLN WIBOR	1.81% Fixed	PLN	28,575,000	06/19/21	Semi-Annual	—	—	(17,097)	(17,097)
6 Mo. PLN WIBOR	2.18% Fixed	PLN	3,950,000	06/19/26	Semi-Annual	—	—	(13,666)	(13,666)
6 Mo. PLN WIBOR	2.39% Fixed	PLN	1,285,000	06/19/29	Semi-Annual	—	—	(5,634)	(5,634)
6 Mo. PLN WIBOR	2.39% Fixed	PLN	5,265,000	06/19/29	Semi-Annual	—	—	(22,901)	(22,901)
2.05% Fixed	6 Mo. PLN WIBOR	PLN	11,125,000	06/19/24	Annual	—	—	24,431	24,431

Total						$—	$(20)	$30,698	$30,718

Cross Currency Swap Contracts Outstanding at April 30, 2019
Receive	Pay	Maturity Date(1)	Counter- party	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Fixed Rate equal to 16.79% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	09/18/21	JPM	TRY	20,235,000	USD	3,723,091	$—	$—	$(357,823)	$(357,823)
Fixed Rate equal to 21.50% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	09/18/24	JPM	TRY	5,560,000	USD	932,104	—	—	(3,122)	(3,122)
Fixed Rate equal to 14.95% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	09/18/24	BNP	TRY	8,810,000	USD	1,622,767	—	—	(245,281)	(245,281)
Fixed Rate equal to 16.79% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	09/18/29	JPM	TRY	10,835,000	USD	1,999,077	—	—	355,028	355,028
Fixed Rate equal to 18.87% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	09/18/29	JPM	TRY	3,740,000	USD	626,991	—	—	334	334

Total								$—	$—	$(250,864)	$(250,864)

(1)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Foreign Currency Contracts Outstanding at April 30, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
19,122,000	ARS	406,851	USD	CBK	06/19/19	$—	$(6,667)
19,122,000	ARS	409,904	USD	BNP	06/19/19	—	(9,720)
1,190,000	AUD	841,550	USD	MSC	06/19/19	—	(1,651)
3,345,000	BRL	853,448	USD	MSC	05/06/19	—	(837)
445,000	BRL	114,987	USD	BOA	05/06/19	—	(1,560)
13,737,000	BRL	3,488,032	USD	GSC	06/04/19	22,527	(16,680)

The accompanying notes are an integral part of these financial statements.

30

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
3,435,000	BRL	878,517	USD	BNP	06/04/19	$—	$(4,856)
3,110,000	BRL	803,592	USD	JPM	06/04/19	—	(12,592)
4,605,000	BRL	1,186,917	USD	HSBC	06/04/19	—	(15,678)
3,160,000	BRL	820,566	USD	SCB	06/04/19	—	(16,849)
14,138,000	BRL	3,624,148	USD	MSC	06/04/19	1,342	(29,621)
30,629,000	BRL	8,143,845	USD	BCLY	06/04/19	—	(353,642)
1,669,000	BRL	419,663	USD	MSC	07/25/19	3,035	—
1,211,000	BRL	302,259	USD	MSC	10/25/19	2,016	—
1,320,000	CAD	981,381	USD	GSC	06/19/19	5,201	—
410,000	CAD	305,914	USD	MSC	06/19/19	524	—
410,000	CAD	307,436	USD	BNP	06/19/19	—	(998)
1,088,000	CAD	818,176	USD	BMO	06/19/19	—	(4,994)
503,000	CAD	375,513	USD	HSBC	07/24/19	742	—
428,000	CAD	320,168	USD	HSBC	10/24/19	618	—
349,100,000	CLP	521,746	USD	SCB	06/19/19	—	(6,480)
721,400,000	CLP	1,084,235	USD	GSC	06/19/19	—	(19,462)
2,067,457,000	CLP	3,096,293	USD	BNP	06/19/19	—	(44,765)
252,215,000	CLP	376,862	USD	MSC	07/25/19	—	(4,617)
206,912,000	CLP	309,055	USD	MSC	10/25/19	—	(3,747)
3,436,800,000	COP	1,065,988	USD	CBK	06/19/19	—	(5,693)
1,231,900,000	COP	393,453	USD	GSC	06/19/19	—	(13,396)
3,210,700,000	COP	1,016,353	USD	SCB	06/19/19	—	(25,812)
22,080,134,000	COP	7,005,119	USD	MSC	06/19/19	—	(193,126)
4,950,000	CZK	215,989	USD	GSC	06/19/19	902	—
10,200,000	CZK	450,581	USD	MSC	06/19/19	—	(3,654)
22,504,000	CZK	994,791	USD	BCLY	06/19/19	—	(8,747)
139,542,000	CZK	6,147,658	USD	BNP	06/19/19	—	(33,432)
64,230,000	CZK	3,029,717	USD	MSC	09/26/19	—	(209,119)
64,220,000	CZK	3,044,323	USD	GSC	09/26/19	—	(224,165)
28,210,000	EGP	1,493,383	USD	GSC	06/19/19	125,686	—
15,390,000	EGP	840,316	USD	GSC	09/18/19	21,958	—
163,000	EUR	183,902	USD	CBK	06/19/19	—	(286)
254,000	EUR	286,710	USD	JPM	06/19/19	—	(584)
380,000	EUR	428,750	USD	SGG	06/19/19	—	(689)
242,000	EUR	275,573	USD	SSG	06/19/19	—	(2,965)
1,027,000	EUR	1,159,979	USD	GSC	06/19/19	1,628	(4,715)
257,000	EUR	293,761	USD	MSC	06/19/19	—	(4,257)
673,000	EUR	778,190	USD	MSC	09/03/19	—	(15,120)
1,265,000	GBP	1,679,667	USD	BMO	06/19/19	—	(25,689)
119,300,000	HUF	431,525	USD	JPM	06/19/19	—	(16,941)
1,192,576,000	HUF	4,293,036	USD	BNP	06/19/19	—	(148,676)
2,180,300,000	HUF	7,755,487	USD	JPM	07/18/19	—	(162,552)
2,180,400,000	HUF	7,853,618	USD	JPM	01/28/20	—	(166,722)
26,505,957,000	IDR	1,837,119	USD	SCB	06/19/19	10,971	—
29,611,000,000	IDR	2,062,885	USD	UBS	06/19/19	7,091	(5,390)
4,959,000,000	IDR	344,255	USD	GSC	06/19/19	1,504	—
10,075,000,000	IDR	703,120	USD	HSBC	06/19/19	—	(654)
11,525,000,000	IDR	804,818	USD	BNP	06/19/19	—	(1,254)
5,507,000,000	IDR	388,912	USD	MSC	06/19/19	—	(4,945)
8,617,000,000	IDR	606,617	USD	JPM	06/19/19	—	(5,809)
37,630,000	INR	534,365	USD	HSBC	06/19/19	3,250	—
20,100,000	INR	287,451	USD	GSC	06/19/19	—	(285)
22,900,000	INR	328,268	USD	SCB	06/19/19	—	(1,099)
13,860,000	INR	199,718	USD	BNP	06/19/19	—	(1,702)
94,320,000	INR	1,352,613	USD	MSC	06/19/19	1,840	(6,915)
16,889,000	INR	233,532	USD	MSC	08/01/19	6,500	—
15,210,000	INR	213,085	USD	MSC	09/25/19	1,778	—
711,420,000	KRW	612,448	USD	GSC	06/19/19	—	(2,318)
793,720,000	KRW	683,827	USD	MSC	06/19/19	—	(3,115)
492,066,000	KZT	1,283,093	USD	GSC	06/19/19	—	(3,183)
93,462,000	MXN	4,839,088	USD	BCLY	06/19/19	58,585	(7,447)
19,760,000	MXN	1,005,467	USD	BOA	06/19/19	28,438	—
14,870,000	MXN	770,506	USD	SCB	06/19/19	7,539	—
10,047,000	MXN	523,478	USD	CBK	06/19/19	2,213	—

The accompanying notes are an integral part of these financial statements.

31

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
6,350,000	MXN	333,364	USD	MSC	06/19/19	$—	$(1,113)
10,410,000	MXN	546,765	USD	BNP	06/19/19	—	(2,080)
28,895,000	MXN	1,478,761	USD	MSC	07/18/19	25,720	—
6,902,000	MXN	358,601	USD	MSC	07/25/19	333	—
3,929,000	MXN	199,371	USD	DEUT	08/01/19	4,745	—
90,046,000	MXN	4,628,900	USD	MSC	09/20/19	11,386	—
5,520,000	MXN	282,714	USD	MSC	10/25/19	149	—
2,340,000	MYR	570,540	USD	GSC	06/19/19	89	(5,202)
2,380,000	MYR	582,477	USD	UBS	06/19/19	—	(7,383)
20,678,000	MYR	5,063,049	USD	BCLY	06/19/19	—	(66,501)
36,000	NZD	24,675	USD	JPM	06/14/19	—	(611)
2,025,000	NZD	1,355,429	USD	GSC	06/19/19	4,770	(6,449)
319,000	NZD	218,764	USD	BMO	06/19/19	—	(5,507)
920,000	NZD	627,380	USD	DEUT	06/19/19	—	(12,344)
14,290,000	PEN	4,309,929	USD	BNP	06/19/19	2,194	—
1,259,000	PEN	381,111	USD	HSBC	06/19/19	—	(1,198)
1,325,000	PEN	401,844	USD	SCB	06/19/19	—	(2,014)
86,103,000	PHP	1,615,896	USD	UBS	06/19/19	29,495	—
44,800,000	PHP	847,089	USD	JPM	06/19/19	9,019	—
3,850,000	PLN	1,002,121	USD	GSC	06/19/19	6,897	—
3,305,000	PLN	871,383	USD	MSC	06/19/19	—	(5,199)
37,031,000	PLN	9,753,984	USD	BNP	06/19/19	—	(48,799)
1,539,000	PLN	403,460	USD	CBK	07/25/19	315	—
1,080,000	PLN	283,874	USD	CBK	10/25/19	183	—
1,140,000	RON	268,960	USD	UBS	06/19/19	—	(585)
1,175,000	RON	277,653	USD	CBK	06/19/19	—	(1,038)
759,000	RON	180,020	USD	DEUT	06/19/19	—	(1,339)
4,091,000	RON	968,717	USD	GSC	06/19/19	—	(5,628)
5,413,000	RON	1,280,318	USD	BNP	06/19/19	—	(6,008)
53,765,000	RUB	835,678	USD	CBK	05/28/19	—	(7,601)
341,196,000	RUB	5,138,418	USD	GSC	06/19/19	100,411	—
55,440,000	RUB	852,595	USD	BNP	06/19/19	—	(1,352)
28,174,000	RUB	436,265	USD	CBK	07/24/19	—	(5,734)
16,909,000	RUB	258,623	USD	CBK	10/24/19	—	(3,388)
20,729,000	THB	652,818	USD	JPM	06/14/19	—	(2,859)
15,010,000	THB	472,961	USD	BCLY	06/19/19	—	(2,267)
22,780,000	THB	720,157	USD	MSC	06/19/19	—	(5,805)
22,440,000	THB	711,313	USD	UBS	06/19/19	—	(7,623)
77,912,000	THB	2,466,038	USD	BNP	06/19/19	—	(22,818)
181,796,000	THB	5,759,326	USD	JPM	06/19/19	—	(58,438)
2,282,000	TRY	420,335	USD	MSC	05/02/19	—	(38,348)
1,007,000	TRY	164,162	USD	BNP	06/19/19	—	(547)
900,000	TRY	149,626	USD	MSC	06/19/19	—	(3,396)
1,590,000	TRY	267,902	USD	BOA	06/19/19	—	(9,563)
2,140,000	TRY	370,806	USD	CBK	06/19/19	—	(23,104)
6,366,000	TRY	1,066,496	USD	GSC	06/19/19	—	(32,166)
6,510,000	TRY	1,105,634	USD	HSBC	06/19/19	—	(47,906)
9,314,000	TRY	1,616,494	USD	BCLY	06/19/19	—	(103,179)
4,836,000	TRY	807,076	USD	MSC	07/02/19	—	(27,460)
6,751,000	TRY	1,141,818	USD	CBK	09/05/19	—	(98,666)
7,264,000	UAH	255,866	USD	BOA	06/19/19	14,309	—
3,113,000	UAH	108,659	USD	BOA	06/20/19	7,083	—
592,451	USD	27,705,000	ARS	BNP	06/19/19	12,897	(254)
153,428	USD	7,050,000	ARS	MSC	06/19/19	5,886	—
1,171,806	USD	1,657,000	AUD	MSC	06/19/19	2,299	—
336,017	USD	475,000	AUD	BNP	06/19/19	763	—
905,817	USD	3,345,000	BRL	BOA	05/06/19	53,206	—
120,550	USD	445,000	BRL	MSC	05/06/19	7,124	—
2,616,108	USD	10,062,000	BRL	GSC	06/04/19	56,933	—
3,313,010	USD	12,927,000	BRL	MSC	06/04/19	26,568	(1,420)
1,385,139	USD	5,350,000	BRL	JPM	06/04/19	24,416	—
841,226	USD	3,215,000	BRL	BOA	06/04/19	23,521	—
687,610	USD	2,655,000	BRL	HSBC	06/04/19	12,335	—
121,243	USD	470,000	BRL	UBS	06/04/19	1,703	—

The accompanying notes are an integral part of these financial statements.

32

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
495,366	USD	1,957,000	BRL	MSC	06/10/19	$—	$(2,125)
1,045,513	USD	4,089,000	BRL	MSC	07/17/19	9,239	—
721,681	USD	960,000	CAD	MSC	06/19/19	4,168	—
179,399	USD	236,000	CAD	DEUT	07/31/19	2,843	—
570,554	USD	382,100,000	CLP	GSC	06/19/19	6,581	—
387,871	USD	260,300,000	CLP	BCLY	06/19/19	3,673	—
286,427	USD	192,400,000	CLP	HSBC	06/19/19	2,448	—
51,408	USD	34,500,000	CLP	UBS	06/19/19	487	—
950,851	USD	645,400,000	CLP	BNP	06/19/19	247	(1,996)
1,959,002	USD	1,271,980,000	CLP	GSC	07/10/19	81,679	—
729,415	USD	473,609,000	CLP	MSC	07/10/19	30,412	—
725,650	USD	2,276,000,000	COP	UBS	06/19/19	23,476	—
710,124	USD	2,230,310,000	COP	MSC	06/19/19	22,046	—
624,758	USD	1,970,300,000	COP	HSBC	06/19/19	16,896	—
718,976	USD	2,279,490,000	COP	CBK	06/19/19	15,725	—
489,598	USD	1,570,141,000	COP	HSBC	07/02/19	5,471	—
718,572	USD	16,290,000	CZK	GSC	06/19/19	4,804	—
384,197	USD	8,700,000	CZK	CBK	06/19/19	2,994	—
637,029	USD	14,530,000	CZK	SCB	06/19/19	377	—
704,127	USD	16,092,000	CZK	BNP	06/19/19	252	(1,219)
771,238	USD	17,287,000	CZK	MSC	09/03/19	12,436	—
6,121,768	USD	128,450,000	CZK	JPM	09/26/19	481,012	—
170,155	USD	3,130,000	EGP	BOA	09/18/19	—	(5,213)
4,871,812	USD	4,278,000	EUR	GSC	06/19/19	52,743	—
1,341,168	USD	1,179,000	EUR	BCLY	06/19/19	13,051	—
254,043	USD	225,000	EUR	JPM	06/19/19	585	—
481,225	USD	427,000	EUR	MSC	06/19/19	219	—
577,993	USD	516,000	EUR	DEUT	06/19/19	—	(3,269)
730,019	USD	630,000	EUR	DEUT	06/27/19	19,842	—
2,040,829	USD	1,537,000	GBP	BMO	06/19/19	31,213	—
240,302	USD	1,882,000	HKD	HSBC	06/19/19	221	—
413,289	USD	114,200,000	HUF	BOA	06/19/19	16,428	—
224,250	USD	61,972,000	HUF	CBK	06/19/19	8,889	—
540,694	USD	153,438,000	HUF	JPM	06/19/19	7,476	—
450,155	USD	128,300,000	HUF	BCLY	06/19/19	4,295	—
168,748	USD	47,589,000	HUF	BNP	06/19/19	3,370	—
71,711	USD	20,500,000	HUF	GSC	06/19/19	470	—
7,947,512	USD	2,180,400,000	HUF	GSC	01/28/20	260,616	—
7,885,923	USD	2,180,300,000	HUF	JPM	04/21/20	166,095	—
151,933	USD	2,183,000,000	IDR	UBS	06/19/19	—	(274)
153,675	USD	2,212,000,000	IDR	BNP	06/19/19	—	(553)
753,528	USD	10,893,000,000	IDR	BCLY	06/19/19	—	(5,971)
2,504,356	USD	36,020,000,000	IDR	SCB	06/19/19	5,264	(12,352)
480,515	USD	6,895,385,000	IDR	MSC	07/05/19	877	—
528,256	USD	36,830,000	INR	CBK	06/19/19	2,070	—
5,538	USD	390,000	INR	DEUT	06/19/19	—	(34)
1,049,949	USD	73,500,000	INR	BCLY	06/19/19	1,102	(1,238)
1,208,469	USD	84,710,000	INR	MSC	06/19/19	763	(2,535)
1,032,675	USD	72,700,000	INR	GSC	06/19/19	445	(6,425)
772,840	USD	54,833,000	INR	MSC	08/01/19	—	(6,464)
477,072	USD	541,000,000	KRW	BOA	06/19/19	13,098	—
384,836	USD	434,145,000	KRW	BNP	06/19/19	12,503	—
422,000	USD	488,017,000	KRW	MSC	08/14/19	2,497	—
199,215	USD	76,025,000	KZT	GSC	06/19/19	1,468	—
314,472	USD	120,600,000	KZT	CBK	06/19/19	780	—
405,205	USD	155,700,000	KZT	BCLY	06/19/19	215	—
619,182	USD	11,870,000	MXN	JPM	06/19/19	—	(1,893)
161,465	USD	3,130,000	MXN	DEUT	06/19/19	—	(2,307)
155,500	USD	3,020,000	MXN	HSBC	06/19/19	—	(2,516)
645,799	USD	12,507,000	MXN	RBS	06/19/19	—	(8,607)
426,130	USD	8,350,000	MXN	BNP	06/19/19	—	(10,768)
1,330,866	USD	25,650,000	MXN	CBK	06/19/19	367	(11,589)
822,982	USD	16,120,000	MXN	BOA	06/19/19	—	(20,467)
922,086	USD	18,110,000	MXN	SSG	06/19/19	—	(25,486)

The accompanying notes are an integral part of these financial statements.

33

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
1,207,802	USD	23,622,000	MXN	GSC	06/19/19	$—	$(28,175)
1,968,259	USD	38,632,000	MXN	RBC	06/19/19	—	(53,089)
156,253	USD	3,086,000	MXN	DEUT	08/01/19	—	(4,068)
321,157	USD	6,352,000	MXN	MSC	09/20/19	—	(6,177)
710,445	USD	2,900,000	MYR	MSC	06/19/19	9,700	—
508,557	USD	2,080,000	MYR	BCLY	06/19/19	5,955	—
698,649	USD	2,879,000	MYR	GSC	06/19/19	2,978	—
29,554	USD	43,000	NZD	JPM	06/14/19	810	—
579,484	USD	845,000	NZD	BMO	06/19/19	14,586	—
338,502	USD	490,000	NZD	MSC	06/19/19	10,928	—
47,796	USD	70,000	NZD	GSC	06/19/19	999	—
716,162	USD	2,368,000	PEN	MSC	06/19/19	1,599	—
648,467	USD	2,144,000	PEN	CBK	06/19/19	1,607	(109)
453,391	USD	1,500,000	PEN	SCB	06/19/19	754	—
284,246	USD	940,000	PEN	HSBC	06/19/19	593	—
246,224	USD	815,000	PEN	GSC	06/19/19	291	—
54,209	USD	180,000	PEN	BNP	06/19/19	—	(108)
424,271	USD	22,270,000	PHP	DEUT	06/19/19	—	(1,299)
462,796	USD	24,630,000	PHP	CBK	06/19/19	—	(7,872)
710,789	USD	37,750,000	PHP	GSC	06/19/19	—	(10,597)
713,114	USD	38,009,000	PHP	GSC	07/22/19	—	(11,292)
823,277	USD	3,125,000	PLN	MSC	06/19/19	4,269	—
146,251	USD	555,000	PLN	BNP	06/19/19	795	—
687,674	USD	2,625,000	PLN	CBK	06/19/19	—	(293)
140,963	USD	540,000	PLN	GSC	06/19/19	—	(562)
366,101	USD	1,400,000	PLN	DEUT	06/19/19	—	(815)
926,930	USD	3,472,000	PLN	BCLY	07/22/19	16,086	—
218,440	USD	925,000	RON	CBK	06/19/19	680	—
82,494	USD	350,000	RON	BNP	06/19/19	302	(204)
207,163	USD	880,000	RON	UBS	06/19/19	—	(4)
445,821	USD	1,900,000	RON	GSC	06/19/19	—	(1,470)
448,621	USD	29,781,000	RUB	MSC	05/28/19	—	(10,060)
2,613,258	USD	169,509,000	RUB	GSC	06/19/19	16,889	(6,326)
394,962	USD	25,716,000	RUB	BCLY	06/19/19	111	—
118,785	USD	7,740,000	RUB	BNP	06/19/19	—	(58)
115,213	USD	7,630,000	RUB	DEUT	06/19/19	—	(1,940)
421,316	USD	27,790,000	RUB	SCB	06/19/19	—	(5,380)
2,886,258	USD	189,199,000	RUB	JPM	06/19/19	5,250	(24,012)
1,023,694	USD	68,004,000	RUB	CBK	10/01/19	—	(5,982)
1,094,522	USD	34,790,000	THB	GSC	06/19/19	4,083	(530)
1,559,213	USD	49,620,000	THB	HSBC	06/19/19	3,415	(221)
267,314	USD	8,470,000	THB	JPM	06/19/19	1,706	—
314,277	USD	10,060,000	THB	MSC	06/19/19	—	(1,192)
473,005	USD	15,130,000	THB	UBS	06/19/19	—	(1,453)
213,374	USD	1,173,000	TRY	CBK	05/02/19	17,023	—
186,565	USD	1,109,000	TRY	GSC	05/02/19	928	—
2,313,481	USD	13,319,000	TRY	BCLY	06/19/19	149,444	—
382,170	USD	2,205,000	TRY	MSC	06/19/19	23,907	—
328,767	USD	1,956,000	TRY	CBK	06/19/19	10,961	—
58,950	USD	350,000	TRY	BOA	06/19/19	2,083	—
114,155	USD	700,000	TRY	GSC	06/19/19	421	—
103,547	USD	635,000	TRY	BNP	06/19/19	374	—
427,314	USD	2,645,500	TRY	GSC	07/02/19	831	—
1,143,855	USD	7,204,000	TRY	CBK	09/05/19	30,706	—
257,066	USD	7,264,000	UAH	BOA	06/19/19	—	(13,109)
110,114	USD	3,113,000	UAH	BOA	06/20/19	—	(5,627)
343,757	USD	11,564,000	UYU	CBK	06/20/19	7,105	—
342,718	USD	11,564,000	UYU	HSBC	06/20/19	6,066	—
225,775	USD	3,244,000	ZAR	CBK	05/29/19	—	(197)
277,378	USD	3,940,000	ZAR	HSBC	06/19/19	3,575	—
135,330	USD	1,940,000	ZAR	GSC	06/19/19	514	—
2,256	USD	32,000	ZAR	MSC	06/19/19	32	—
127,927	USD	1,870,000	ZAR	JPM	06/19/19	—	(2,025)
886,030	USD	12,832,000	ZAR	BNP	06/19/19	—	(5,703)

The accompanying notes are an integral part of these financial statements.

34

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
745,708	USD	10,931,000	ZAR	BOA	06/19/19	$37	$(13,956)
11,474,000	ZAR	822,038	USD	CBK	05/29/19	—	(22,778)
11,905,000	ZAR	815,016	USD	BOA	06/19/19	12,298	—
3,320,000	ZAR	227,945	USD	GSC	06/19/19	2,771	—
1,943,000	ZAR	133,875	USD	CBK	06/19/19	1,150	—
10,582,000	ZAR	735,053	USD	DEUT	06/19/19	1,044	(723)
14,345,000	ZAR	966,742	USD	GSC	10/02/19	17,109	—

Total						$2,507,630	$(2,929,471)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$37,326,411	$—	$37,326,411	$—
Foreign Government Obligations	102,298,939	—	102,298,939	—
Convertible Bonds	198,175	—	198,175	—
Short-Term Investments	7,185,036	6,521,125	663,911	—
Purchased Options	1,446,223	—	1,446,223	—
Foreign Currency Contracts(2)	2,507,630	—	2,507,630	—
Futures Contracts(2)	115,725	115,725	—	—
Swaps - Credit Default(2)	8,721	—	8,721	—
Swaps - Cross Currency(2)	355,362	—	355,362	—
Swaps - Interest Rate(2)	226,116	—	226,116	—

Total	$152,298,420	$6,636,850	$145,661,570	$—

Liabilities
Foreign Currency Contracts(2)	$(2,929,471)	$—	$(2,929,471)	$—
Futures Contracts(2)	(127,229)	(127,229)	—	—
Swaps - Credit Default(2)	(14,270)	—	(14,270)	—
Swaps - Cross Currency(2)	(606,226)	—	(606,226)	—
Swaps - Interest Rate(2)	(207,564)	—	(207,564)	—
Written Options	(752,063)	—	(752,063)	—

Total	$(5,266,905)	$(127,229)	$(5,139,676)	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

35

The Hartford Floating Rate Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 3.5%
		Advertising - 0.0%
	$1,500,000	Acosta, Inc. 7.75%, 10/01/2022(1)	$232,500

		Airlines - 0.0%
	1,670,000	Bombardier, Inc. 7.88%, 04/15/2027(1)	1,680,438

		Auto Manufacturers - 0.1%
	1,925,000	Ford Motor Credit Co., LLC 3.81%, 01/09/2024	1,883,924

		Auto Parts & Equipment - 0.2%
	8,000,000	Adient Global Holdings Ltd. 4.88%, 08/15/2026(1)	6,500,000

		Coal - 0.1%
	2,975,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 12.00%, 11/01/2021	349,562
	6,085,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(1)	4,715,875

			5,065,437

		Commercial Banks - 0.6%
	3,800,000	Banco Bilbao Vizcaya Argentaria S.A. 5 year USD Swap + 3.870%, 6.13%, 11/16/2027(2)(3)	3,462,750
EUR	3,200,000	Banco de Sabadell S.A. 5 year EUR Swap + 6.051%, 6.13%, 11/23/2022(2)(3)(4)	3,451,658
	2,425,000	Banco Santander S.A. 1.00%, 12/15/2024(2)(5)	2,243,902
	$3,770,000	BNP Paribas S.A. 5 year USD Swap + 2.838%, 5.13%, 11/15/2027(1)(2)(3)	3,388,288
	4,095,000	Freedom Mortgage Corp. 8.13%, 11/15/2024(1)	3,634,312
	1,825,000	Intesa Sanpaolo S.p.A. 5 year USD Swap + 5.462%, 7.70%, 09/17/2025(1)(2)(3)	1,787,369
EUR	4,000,000	UniCredit S.p.A. 5 year EUR Swap + 4.925%, 5.38%, 06/03/2025(2)(3)(4)	3,976,074

			21,944,353

		Commercial Services - 0.5%
	$5,250,000	APX Group, Inc. 8.75%, 12/01/2020	5,171,250
	8,445,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(1)	7,938,300
	3,525,000	Garda World Security Corp. 8.75%, 05/15/2025(1)	3,323,017

			16,432,567

		Diversified Financial Services - 0.1%
	3,625,000	Navient Corp. 5.88%, 10/25/2024	3,643,125

		Energy-Alternate Sources - 0.1%
	7,135,000	Rio Energy S.A. / UGEN S.A. / UENSA S.A. 6.88%, 02/01/2025(1)	4,655,588

		Food - 0.1%
	1,750,000	B&G Foods, Inc. 5.25%, 04/01/2025	1,717,100

		Household Products - 0.1%
	5,625,000	Revlon Consumer Products Corp. 5.75%, 02/15/2021	5,062,500

		Household Products/Wares - 0.1%
EUR	3,175,000	Diamond (BC) B.V. 5.63%, 08/15/2025(4)	3,415,077

		Insurance - 0.0%
	$1,460,000	Acrisure LLC / Acrisure Finance, Inc. 8.13%, 02/15/2024(1)	1,526,613

		Lodging - 0.0%
	1,500,000	Boyd Gaming Corp. 6.88%, 05/15/2023	1,554,375

		Media - 0.1%
	1,750,000	iHeartCommunications, Inc. 6.38%, 05/01/2026	1,793,750

		Metal Fabricate/Hardware - 0.2%
	5,975,000	Hillman Group, Inc. 6.38%, 07/15/2022(1)	5,541,812

		Office/Business Equipment - 0.1%
	1,725,000	Xerox Corp. 4.13%, 03/15/2023	1,708,268

		Oil & Gas - 0.5%
	3,400,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(1)	3,434,000

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 3.5% - (continued)
		Oil & Gas - 0.5% - (continued)
	$2,750,000	Centennial Resource Production LLC 5.38%, 01/15/2026(1)	$2,701,875
	2,575,000	Jagged Peak Energy LLC 5.88%, 05/01/2026	2,587,875
	6,100,000	Sable Permian Resources Land LLC / AEPB Finance Corp. 3 mo. USD LIBOR + 6.500%, 9.08%, 08/01/2019(1)(3)	1,464,000
	5,060,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(1)	3,908,850
	2,425,000	WPX Energy, Inc. 5.75%, 06/01/2026	2,506,844

			16,603,444

		Pharmaceuticals - 0.1%
EUR	1,450,000	Teva Pharmaceutical Finance Netherlands II B.V. 4.50%, 03/01/2025	1,710,174

		Retail - 0.3%
	$6,700,000	Ferrellgas L.P. / Ferrellgas Finance Corp. 6.75%, 01/15/2022	5,929,500
	3,845,000	PetSmart, Inc. 5.88%, 06/01/2025(1)	3,484,531

			9,414,031

		Software - 0.1%
	1,670,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(1)	1,712,794
	2,383,000	Western Digital Corp. 4.75%, 02/15/2026	2,299,595

			4,012,389

		Trucking & Leasing - 0.1%
	3,370,000	Fly Leasing Ltd. 6.38%, 10/15/2021	3,420,550

		Total Corporate Bonds (cost $136,899,443)	$119,518,015

SENIOR FLOATING RATE INTERESTS - 86.9%(6)
		Advertising - 0.3%
	7,093,253	Acosta Holdco, Inc. 1 mo. USD LIBOR + 3.250%, 5.73%, 09/26/2021	$2,996,899
	6,604,299	Entravision Communications Corp. 1 mo. USD LIBOR + 2.750%, 5.23%, 11/29/2024	6,296,077

			9,292,976

		Aerospace/Defense - 1.7%
	8,116,011	Circor International, Inc. 1 mo. USD LIBOR + 3.500%, 5.98%, 12/11/2024	8,095,721
		TransDigm, Inc.
	29,487,517	1 mo. USD LIBOR + 2.500%, 4.98%, 06/09/2023	29,375,170
	22,522,316	1 mo. USD LIBOR + 2.500%, 4.98%, 05/30/2025	22,410,605

			59,881,496

		Agriculture - 0.1%
	3,991,620	Pinnacle Operating Corp. 1 mo. USD LIBOR + 5.500%, 7.98%, 11/15/2021	3,173,338

		Auto Manufacturers - 0.7%
	12,845,450	Navistar Financial Corp. 1 mo. USD LIBOR + 3.750%, 6.25%, 07/30/2025	12,845,450
	12,043,154	Navistar International Corp. 1 mo. USD LIBOR + 3.500%, 5.99%, 11/06/2024	12,037,133

			24,882,583

		Auto Parts & Equipment - 0.8%
	8,655,000	Adient U.S. LLC 1 mo. USD LIBOR + 4.250%, 0.00%, 04/25/2024(7)	8,652,317
	17,635,000	Panther BF Aggregator LP 1 mo. USD LIBOR + 3.500%, 0.00%, 04/30/2026(7)	17,690,197

			26,342,514

The accompanying notes are an integral part of these financial statements.

36

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 86.9%(6) - (continued)
		Beverages - 0.2%
EUR	5,000,000	Refresco Group B.V. 3 mo. EURIBOR + 3.250%, 3.25%, 03/28/2025	$5,575,308

		Biotechnology - 0.9%
	$32,496,829	Sotera Health Holdings LLC 1 mo. USD LIBOR + 3.000%, 5.48%, 05/15/2022	32,212,482

		Chemicals - 1.9%
	8,105,321	Cabot Microelectronics Corp. 1 mo. ICE LIBOR + 2.250%, 4.75%, 11/14/2025	8,125,585
EUR	6,764,012	CTC AcquiCo GmbH 3 mo. EURIBOR + 2.750%, 2.75%, 03/07/2025	7,467,563
		LTI Holdings, Inc.
	$18,157,395	1 mo. USD LIBOR + 3.500%, 5.98%, 09/06/2025	17,890,663
	1,140,000	1 mo. USD LIBOR + 6.750%, 9.23%, 09/06/2026	1,081,575
	9,335,000	Starfruit Finco B.V. 1 mo. USD LIBOR + 3.250%, 5.73%, 10/01/2025	9,294,206
	8,312,544	Tronox Finance LLC 3 mo. USD LIBOR + 3.000%, 5.48%, 09/23/2024	8,328,172
	11,863,219	Univar, Inc. 1 mo. USD LIBOR + 2.250%, 4.73%, 07/01/2024	11,868,201

			64,055,965

		Coal - 0.2%
	8,713,637	Foresight Energy LLC 3 mo. USD LIBOR + 5.750%, 8.38%, 03/28/2022	8,164,678

		Commercial Services - 6.9%
		Allied Universal Holdco LLC
	22,629,001	3 mo. USD LIBOR + 3.750%, 6.23%, 07/28/2022	22,265,353
	2,862,825	2 mo. USD LIBOR + 4.250%, 6.73%, 07/28/2022	2,824,893
	16,308,050	APX Group, Inc. 2 mo. USD LIBOR + 5.000%, 7.48%, 04/01/2024	15,995,425
	10,070,893	Avis Budget Car Rental LLC 3 mo. USD LIBOR + 2.000%, 4.49%, 02/13/2025	9,951,351
	35,199,387	Blackhawk Network Holdings, Inc. 1 mo. USD LIBOR + 3.000%, 5.48%, 06/15/2025	35,170,171
	19,610,232	BrightView Landscapes LLC 1 mo. USD LIBOR + 2.500%, 5.00%, 08/15/2025	19,585,720
	6,575,000	Carbonite, Inc. 2 mo. USD LIBOR + 3.750%, 6.31%, 03/26/2026	6,621,551
	4,460,000	Dun & Bradstreet Corp. 1 mo. USD LIBOR + 5.000%, 7.48%, 02/01/2026	4,490,685
	4,209,450	Energizer Holdings, Inc. 1 mo. USD LIBOR + 2.250%, 4.75%, 12/17/2025	4,209,450
EUR	4,500,000	Evergood 4 ApS 3 mo. EURIBOR + 3.750%, 3.75%, 02/06/2025	5,060,628
	$4,987,278	Garda World Security Corp. 1 mo. USD LIBOR + 3.500%, 6.12%, 05/24/2024	4,974,810
	8,863,171	Hertz Corp. 3 mo. USD LIBOR + 2.750%, 5.24%, 06/30/2023	8,859,448
	18,242,332	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 11/15/2023	18,147,836
	7,512,205	Russell Investments U.S. Inst’l Holdco, Inc. 3 mo. USD LIBOR + 3.250%, 5.85%, 06/01/2023	7,489,669
	23,600,292	Tempo Acquisition LLC 1 mo. USD LIBOR + 3.000%, 5.48%, 05/01/2024	23,605,248
		Trans Union LLC
	13,013,542	1 mo. USD LIBOR + 2.000%, 4.48%, 04/10/2023	13,013,542
	10,138,189	1 mo. USD LIBOR + 2.000%, 4.48%, 06/19/2025	10,129,774
EUR	15,120,000	Verisure Holding AB 3 mo. EURIBOR + 3.500%, 3.50%, 10/21/2022	16,958,601

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 86.9%(6) - (continued)
		Commercial Services - 6.9% - (continued)
	$9,242,119	Weight Watchers International, Inc. 3 mo. USD LIBOR + 4.750%, 7.35%, 11/29/2024	$8,872,434

			238,226,589

		Construction Materials - 0.5%
	8,562,183	Forterra Finance LLC 1 mo. USD LIBOR + 3.000%, 5.48%, 10/25/2023	7,921,560
	8,987,087	NCI Building Systems, Inc. 3 mo. USD LIBOR + 3.750%, 6.35%, 04/12/2025	8,848,507

			16,770,067

		Distribution/Wholesale - 0.2%
	8,064,063	Hamilton Holdco LLC 1 mo. USD LIBOR + 2.000%, 4.61%, 07/02/2025	8,053,982

		Diversified Financial Services - 3.8%
	14,699,701	AlixPartners LLP 3 mo. USD LIBOR + 2.750%, 5.23%, 04/04/2024	14,704,258
		Aretec Group, Inc.
	7,825,388	3 mo. USD LIBOR + 4.250%, 6.73%, 10/01/2025	7,744,708
	2,400,000	3 mo. USD LIBOR + 8.250%, 10.73%, 10/01/2026	2,358,000
		Crown Finance U.S., Inc.
EUR	8,390,250	1 mo. EURIBOR + 2.375%, 2.38%, 02/28/2025	9,351,693
	$24,728,707	1 mo. USD LIBOR + 2.500%, 4.73%, 02/28/2025	24,602,591
	5,187,000	Financial & Risk U.S. Holdings, Inc. 1 mo. USD LIBOR + 3.750%, 6.23%, 10/01/2025	5,128,646
	9,900,000	GreenSky Holdings LLC 1 mo. USD LIBOR + 3.250%, 5.75%, 03/31/2025	9,924,750
	3,795,000	Millennium Trust Co LLC 1 mo. USD LIBOR + 5.000%, 7.48%, 02/26/2026	3,757,050
EUR	16,534,055	Nets Holding A/S 3 mo. EURIBOR + 3.000%, 3.00%, 02/06/2025	18,351,742
	$19,955,957	NFP Corp. 1 mo. USD LIBOR + 3.000%, 5.48%, 01/08/2024	19,701,519
	13,240,238	RP Crown Parent LLC 1 mo. USD LIBOR + 2.750%, 5.23%, 10/12/2023	13,223,687
	1,925,000	UFC Holdings LLC 0.00%, 04/30/2026(7)	1,929,793

			130,778,437

		Electric - 0.9%
	29,723,315	Calpine Construction Finance Company, L.P. 1 mo. USD LIBOR + 2.500%, 4.98%, 01/15/2025	29,696,862

		Electrical Components & Equipment - 0.2%
	5,296,725	Lumentum Holdings 1 mo. USD LIBOR + 2.500%, 4.98%, 12/10/2025	5,303,346

		Energy-Alternate Sources - 1.9%
	18,420,800	BCP Renaissance Parent LLC 3 mo. USD LIBOR + 3.500%, 6.08%, 10/31/2024	18,499,088
	5,654,425	Gulf Finance LLC 1 mo. USD LIBOR + 5.250%, 7.86%, 08/25/2023	4,484,694
	24,029,618	Medallion Midland Acquisition LLC 1 mo. USD LIBOR + 2.483%, 5.73%, 10/30/2024	23,894,571
	19,815,170	TEX Operations Co. LLC 1 mo. USD LIBOR + 2.000%, 4.48%, 08/04/2023	19,812,990

			66,691,343

		Engineering & Construction - 1.0%
	24,458,405	Brand Energy & Infrastructure Services, Inc. 3 mo. USD LIBOR + 4.250%, 6.84%, 06/21/2024	23,969,236

The accompanying notes are an integral part of these financial statements.

37

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 86.9%(6) - (continued)
		Engineering & Construction - 1.0% - (continued)
		DG Investment Intermediate Holdings, Inc.
	$7,579,200	3 mo. USD LIBOR + 3.000%, 5.48%, 02/03/2025	$7,503,408
	1,360,000	3 mo. USD LIBOR + 6.750%, 9.23%, 02/02/2026	1,305,600

			32,778,244

		Entertainment - 0.3%
	10,935,627	CityCenter Holdings LLC 1 mo. USD LIBOR + 2.500%, 4.73%, 04/18/2024	10,925,347

		Environmental Control - 0.2%
EUR	7,676,975	Fluidra Finco SLU 1 mo. EURIBOR + 2.750%, 2.75%, 07/02/2025	8,599,736

		Food - 1.2%
		CHG PPC Parent LLC
	1,540,000	0.00%, 03/30/2025(7)	1,741,308
	$4,570,463	1 mo. USD LIBOR + 2.750%, 5.23%, 03/31/2025	4,567,629
	20,686,041	Hostess Brands LLC 1 mo. USD LIBOR + 2.250%, 4.83%, 08/03/2022	20,639,497
	13,249,407	Post Holdings, Inc. 1 mo. USD LIBOR + 2.000%, 4.49%, 05/24/2024	13,249,407

			40,197,841

		Food Service - 0.0%
	1,340,000	Welbilt, Inc. 1 mo. USD LIBOR + 2.500%, 4.98%, 10/23/2025	1,336,650

		Gas - 0.3%
		Messer Industries GmbH
EUR	1,515,000	3 mo. EURIBOR + 2.750% , 2.75%, 03/01/2026	1,695,827
	$7,040,000	1 mo. USD LIBOR + 2.500%, 5.10%, 03/01/2026	7,018,035

			8,713,862

		Healthcare - Products - 1.2%
	5,438,764	Immucor, Inc. 3 mo. USD LIBOR + 5.000%, 7.60%, 06/15/2021	5,465,958
	8,739,624	Kinetic Concepts, Inc. 3 mo. USD LIBOR + 3.250%, 5.85%, 02/02/2024	8,758,763
		Lifescan Global Corp.
	10,555,000	3 mo. USD LIBOR + 6.000%, 8.60%, 09/27/2024	10,357,094
	2,500,000	3 mo. USD LIBOR + 9.500%, 12.16%, 09/26/2025	2,281,250
	14,333,300	Parexel International Corp. 1 mo. USD LIBOR + 2.750%, 5.23%, 09/27/2024	14,037,748

			40,900,813

		Healthcare - Services - 4.9%
	8,808,786	CDRH Parent, Inc. 3 mo. USD LIBOR + 4.250%, 6.85%, 07/01/2021	7,454,435
		DentalCorp Perfect Smile ULC
	8,008,065	1 mo. USD LIBOR + 3.750%, 6.23%, 06/06/2025	7,907,964
	1,238,454	3 mo. USD ICE LIBOR + 3.750%, 6.23%, 06/06/2025(8)	1,222,973
		DuPage Medical Group Ltd.
	4,760,671	1 mo. USD LIBOR + 2.750%, 5.23%, 08/15/2024	4,659,507
	2,741,320	1 mo. USD LIBOR + 7.000%, 9.48%, 08/15/2025	2,683,067
	8,970,888	Envision Healthcare Corp. 1 mo. USD LIBOR + 3.750%, 6.23%, 10/10/2025	8,659,957

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 86.9%(6) - (continued)
		Healthcare - Services - 4.9% - (continued)
		Gentiva Health Services, Inc.
	$17,899,457	1 mo. USD LIBOR + 3.750%, 6.25%, 07/02/2025	$17,933,108
	1,185,000	1 mo. USD LIBOR + 7.000%, 9.50%, 07/02/2026	1,214,625
		Global Medical Response, Inc.
	7,428,716	1 mo. USD LIBOR + 3.250%, 5.72%, 04/28/2022	7,237,724
	3,600,932	1 mo. USD LIBOR + 4.250%, 6.73%, 03/14/2025	3,535,683
EUR	9,272,400	IQVIA, Inc. 3 mo. EURIBOR + 2.000%, 2.50%, 06/11/2025	10,395,041
	$13,557,814	Jaguar Holding Co. 3 mo. USD LIBOR + 2.500%, 4.98%, 08/18/2022	13,462,909
	13,598,241	MPH Acquisition Holdings LLC 3 mo. USD LIBOR + 2.750%, 5.35%, 06/07/2023	13,456,140
	5,971,316	One Call Corp. 1 mo. USD LIBOR + 5.250%, 7.72%, 11/25/2022	5,165,189
	13,443,322	Ortho-Clinical Diagnostics S.A. 3 mo. USD LIBOR + 3.250%, 5.73%, 06/30/2025	13,180,102
		Sound Inpatient Physicians
	6,012,588	1 mo. USD LIBOR + 2.750%, 5.23%, 06/27/2025	6,005,072
	2,135,000	1 mo. USD LIBOR + 6.750%, 9.23%, 06/26/2026	2,126,994
	16,533,417	Surgery Center Holdings, Inc. 1 mo. USD LIBOR + 3.250%, 5.74%, 09/02/2024	16,313,026
	12,149,266	Syneos Health, Inc. 1 mo. USD LIBOR + 2.000%, 4.48%, 08/01/2024	12,108,809
	9,377,279	Team Health Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 02/06/2024	8,779,477
	5,074,500	Verscend Holding Corp. 1 mo. USD LIBOR + 4.500%, 6.98%, 08/27/2025	5,099,872

			168,601,674

		Household Products - 1.1%
		Diamond (BC) B.V.
EUR	6,721,032	1 mo. EURIBOR + 3.250%, 3.25%, 09/06/2024	7,440,918
	$11,743,738	2 mo. USD LIBOR + 3.000%, 5.58%, 09/06/2024	11,303,348
	25,143,277	Revlon Consumer Products Corp. 1 mo. USD LIBOR + 3.500%, 6.13%, 09/07/2023	19,486,040

			38,230,306

		Insurance - 3.5%
	12,297,198	Acrisure, LLC 1 mo. USD LIBOR + 4.250%, 6.88%, 11/22/2023	12,261,290
		Asurion LLC
	9,031,717	1 mo. USD LIBOR + 3.000%, 5.48%, 11/03/2023	9,055,741
	28,281,225	1 mo. USD LIBOR + 3.000%, 5.48%, 11/03/2024	28,347,969
	12,570,000	1 mo. USD LIBOR + 6.500%, 8.98%, 08/04/2025	12,805,687
	9,925,860	Genworth Holdings, Inc. 1 mo. USD LIBOR + 4.500%, 6.99%, 03/07/2023	10,000,304
	24,375,788	Hub International Ltd. 2 mo. USD LIBOR + 2.750%, 5.34%, 04/25/2025	24,107,654
	22,014,825	Sedgwick Claims Management Services, Inc. 1 mo. USD LIBOR + 3.250%, 5.73%, 12/31/2025	21,943,277

			118,521,922

The accompanying notes are an integral part of these financial statements.

38

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 86.9%(6) - (continued)
		Internet - 0.2%
	$8,826,938	Lands’ End, Inc. 1 mo. USD LIBOR + 3.250%, 5.73%, 04/04/2021	$8,554,803

		IT Services - 0.1%
	4,161,337	NAB Holdings LLC 3 mo. USD LIBOR + 3.000%, 5.60%, 07/01/2024	4,064,253

		Leisure Time - 2.8%
	45,017,908	Caesars Resort Collection LLC 1 mo. USD LIBOR + 2.750%, 5.23%, 12/22/2024	45,139,907
	17,253,529	Delta (LUX) S.a.r.l. 1 mo. USD LIBOR + 2.500%, 4.98%, 02/01/2024	16,980,405
	21,021,384	Eldorado Resorts LLC 2 mo. USD LIBOR + 2.250%, 4.75%, 04/17/2024	20,986,279
	12,199,425	Penn National Gaming, Inc. 3 mo. USD LIBOR + 2.250%, 4.73%, 10/15/2025	12,201,377

			95,307,968

		Lodging - 2.5%
	12,233,314	Boyd Gaming Corp. 1 week USD LIBOR + 2.250%, 4.67%, 09/15/2023	12,235,027
	44,118,734	Caesars Entertainment Operating Co. 1 mo. USD LIBOR + 2.000%, 4.48%, 10/06/2024	43,888,876
	8,977,330	Las Vegas Sands LLC 1 mo. USD LIBOR + 1.750%, 4.23%, 03/27/2025	8,963,774
	13,587,174	Station Casinos LLC 1 mo. USD LIBOR + 2.500%, 4.99%, 06/08/2023	13,593,967
	6,585,479	Wynn America LLC 0.00%, 12/31/2021(7)	6,486,696

			85,168,340

		Machinery - Construction & Mining - 0.3%
	5,201,963	Brookfield WEC Holdings, Inc. 1 mo. USD LIBOR + 3.500%, 5.98%, 08/01/2025	5,230,417
	4,228,889	Pike Corp. 1 mo. USD LIBOR + 3.500%, 5.99%, 03/23/2025	4,247,412

			9,477,829

		Machinery - Diversified - 0.1%
	4,342,188	Zodiac Pool Solutions LLC 1 mo. USD LIBOR + 2.250%, 4.73%, 07/02/2025	4,331,332

		Media - 12.3%
		Advantage Sales & Marketing, Inc.
	10,492,339	1 mo. USD LIBOR + 3.250%, 5.73%, 07/23/2021	9,180,797
	5,130,000	1 mo. USD LIBOR + 6.500%, 8.98%, 07/25/2022	3,801,433
		Altice Financing S.A.
EUR	2,743,225	3 mo. EURIBOR + 2.750%, 2.75%, 01/31/2026	3,030,651
	$9,800,000	3 mo. USD LIBOR + 2.750%, 5.22%, 07/15/2025	9,446,514
	18,532,576	3 mo. USD LIBOR + 2.750%, 5.23%, 01/31/2026	17,880,044
	8,442,575	Altice France S.A. 1 mo. USD LIBOR + 4.000%, 6.47%, 08/14/2026	8,249,578
	25,980,696	Charter Communications Operating LLC 1 mo. USD LIBOR + 2.000%, 4.49%, 04/30/2025	26,026,682
		CSC Holdings LLC
	19,579,668	1 mo. USD LIBOR + 2.250%, 4.72%, 07/17/2025	19,479,029
	6,187,500	1 mo. USD LIBOR + 2.500%, 4.97%, 01/25/2026	6,174,630
	26,383,875	Gray Television, Inc. 1 mo. ICE LIBOR + 2.500%, 4.98%, 01/02/2026	26,423,451
	23,950,317	Houghton Mifflin Harcourt Publishing Co. 1 mo. USD LIBOR + 3.000%, 5.48%, 05/31/2021	23,046,192
	12,595,089	Maxar Technologies Ltd. 1 mo. USD LIBOR + 2.750%, 5.24%, 10/04/2024	10,125,948

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 86.9%(6) - (continued)
		Media - 12.3% - (continued)
	$17,124,457	MTN Infrastructure TopCo, Inc. 1 mo. USD LIBOR + 3.000%, 5.48%, 11/15/2024	$17,107,332
		NEP/NCP Holdco, Inc.
	5,170,263	1 mo. USD LIBOR + 3.250%, 5.73%, 10/20/2025	5,178,328
	4,755,000	1 mo. USD LIBOR + 7.000%, 9.48%, 10/19/2026	4,707,450
		Numericable Group S.A.
EUR	5,845,203	3 mo. EURIBOR + 3.000%, 3.00%, 07/31/2025	6,379,823
	$9,917,600	1 mo. USD LIBOR + 2.750%, 5.23%, 07/31/2025	9,564,335
	13,723,102	3 mo. USD LIBOR + 3.688%, 6.16%, 01/31/2026	13,352,578
		PSAV Holdings LLC
	28,230,477	3 mo. USD LIBOR + 3.250%, 5.75%, 03/01/2025	27,718,941
	8,180,000	3 mo. USD LIBOR + 7.250%, 9.83%, 09/01/2025	7,648,300
	10,348,577	Quebecor Media, Inc. 3 mo. USD LIBOR + 2.250%, 4.93%, 08/17/2020	10,339,988
	10,709,107	Shutterfly, Inc. 1 mo. USD LIBOR + 2.750%, 5.25%, 08/17/2024	10,672,267
	19,200,000	Telenet Financing USD LLC 1 mo. USD LIBOR + 2.250%, 4.72%, 08/15/2026	19,128,000
	40,508,253	Tribune Media Co. 1 mo. USD LIBOR + 3.000%, 5.48%, 01/27/2024	40,495,695
	14,138,671	UPC Financing Partnership 1 mo. USD LIBOR + 2.500%, 4.97%, 01/15/2026	14,137,964
	16,490,000	Virgin Media Bristol LLC 1 mo. USD LIBOR + 2.500%, 4.97%, 01/15/2026	16,529,246
GBP	12,075,000	Virgin Media Investment Holdings Ltd. 3 mo. GBP LIBOR + 3.250%, 3.98%, 11/15/2027	15,604,721
		Web.com Group, Inc.
	$15,463,923	3 mo. USD LIBOR + 3.750%, 6.23%, 10/10/2025	15,373,923
	4,533,559	1 mo. USD LIBOR + 7.750%, 10.23%, 10/09/2026	4,454,221
	22,075,000	Ziggo Secured Finance Partnership 1 mo. USD LIBOR + 2.500%, 4.97%, 04/15/2025	21,865,729

			423,123,790

		Metal Fabricate/Hardware - 1.0%
	1,302,299	Ameriforge Group, Inc. 3 mo. USD LIBOR + 7.000%, 9.60%, 06/08/2022	1,295,787
	10,245,858	Hillman Group, Inc. 1 mo. USD LIBOR + 3.500%, 6.48%, 05/31/2025	10,111,433
		NN, Inc.
	4,131,789	1 mo. USD LIBOR + 3.250%, 5.73%, 04/02/2021	4,031,097
	6,535,404	1 mo. USD LIBOR + 3.750%, 6.23%, 10/19/2022	6,437,373
	10,907,641	Rexnord LLC 1 mo. USD LIBOR + 2.000%, 4.48%, 08/21/2024	10,910,695

			32,786,385

		Miscellaneous Manufacturing - 1.0%
	1,335,000	Core & Main LP 6 mo. USD LIBOR + 3.000%, 5.63%, 08/01/2024	1,335,841
	5,851,915	H.B. Fuller Co. 1 mo. USD LIBOR + 2.000%, 4.49%, 10/20/2024	5,825,406
	27,688,498	USI, Inc. 3 mo. USD LIBOR + 3.000%, 5.60%, 05/16/2024	27,397,769

			34,559,016

The accompanying notes are an integral part of these financial statements.

39

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 86.9%(6) - (continued)
		Oil & Gas - 4.0%
	$2,813,333	Ascent Resources - Marcellus LLC 1 mo. USD LIBOR + 6.500%, 8.98%, 03/30/2023	$2,806,300
		BCP Raptor LLC
	18,748,171	2 mo. USD LIBOR + 4.250%, 6.88%, 06/24/2024	18,091,985
	12,930,000	1 mo. USD LIBOR + 4.750%, 7.37%, 11/03/2025	12,505,767
	12,445,000	California Resources Corp. 1 mo. USD LIBOR + 4.750%, 7.23%, 12/31/2022	12,040,537
		Fieldwood Energy LLC
	15,374,446	1 mo. USD LIBOR + 5.250%, 7.73%, 04/11/2022	14,785,144
	5,050,000	1 mo. USD LIBOR + 7.250%, 9.73%, 04/11/2023	4,368,250
	3,147,677	KCA Deutag Alpha Ltd. 3 mo. USD LIBOR + 6.750%, 9.35%, 02/28/2023	2,725,700
	16,233,425	NorthRiver Midstream Finance L.P. 1 mo. USD LIBOR + 3.250%, 5.85%, 10/01/2025	16,285,210
	11,672,302	PES Holdings LLC 1 mo. USD LIBOR + 0.500%, 3.10%, 12/31/2022	8,411,411
		PowerTeam Services, LLC
	21,231,035	3 mo. USD LIBOR + 3.250%, 5.85%, 03/06/2025	20,647,182
	2,330,000	3 mo. USD LIBOR + 7.250%, 9.85%, 03/06/2026	2,236,800
	6,945,100	Traverse Midstream Partners LLC 3 mo. USD LIBOR + 4.000%, 6.59%, 09/27/2024	6,907,874
	17,503,889	Ultra Resources, Inc. 1 mo. USD LIBOR + 3.000%, 6.49%, 04/12/2024	14,776,258

			136,588,418

		Oil & Gas Services - 0.7%
	14,445,205	Crosby U.S. Acquisition Corp. 3 mo. USD LIBOR + 3.000%, 5.49%, 11/23/2020	14,282,697
		Utex Industries, Inc.
	6,942,063	1 mo. USD LIBOR + 4.000%, 6.48%, 05/22/2021	6,710,684
	3,000,000	1 mo. USD LIBOR + 7.250%, 9.73%, 05/22/2022	2,820,000

			23,813,381

		Packaging & Containers - 3.5%
	27,037,265	Berlin Packaging LLC 1 mo. USD LIBOR + 3.000%, 5.51%, 11/07/2025	26,671,180
	11,827,416	Berry Global, Inc. 1 mo. USD LIBOR + 2.000%, 4.48%, 10/01/2022	11,803,998
		Flex Acquisition Co., Inc.
	26,007,618	3 mo. USD LIBOR + 3.000%, 5.63%, 12/29/2023	25,584,994
	21,621,588	1 mo. USD LIBOR + 3.250%, 5.88%, 06/29/2025	21,252,291
		Proampac PG Borrower LLC
	7,824,418	1 mo. USD LIBOR + 3.500%, 6.19%, 11/18/2023	7,671,216
	3,105,000	1 mo. USD LIBOR + 8.500%, 11.19%, 11/18/2024	3,011,850
	24,798,691	Reynolds Group Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 02/05/2023	24,830,434

			120,825,963

		Pharmaceuticals - 2.0%
	8,434,286	Amneal Pharmaceuticals LLC 3 mo. USD LIBOR + 3.500%, 6.00%, 05/04/2025	8,446,937
	5,255,827	Endo Luxembourg Finance Co., S.a r.l. 1 mo. USD LIBOR + 4.250%, 6.75%, 04/29/2024	5,190,129
EUR	5,895,000	Financiere Mendel SAS 0.00%, 03/31/2026(7)	6,643,969

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 86.9%(6) - (continued)
		Pharmaceuticals - 2.0% - (continued)
	$16,286,143	NVA Holdings, Inc. 3 mo. USD LIBOR + 2.750%, 5.23%, 02/02/2025	$15,987,618
	31,771,367	Valeant Pharmaceuticals International, Inc. 1 mo. USD LIBOR + 3.000%, 5.47%, 06/02/2025	31,897,181

			68,165,834

		Real Estate - 0.8%
	26,569,318	VICI Properties LLC 1 mo. USD LIBOR + 2.000%, 4.49%, 12/20/2024	26,514,054

		REITS - 0.6%
	20,382,560	MGM Growth Properties Operating Partnership L.P. 1 mo. USD LIBOR + 2.000%, 4.48%, 03/21/2025	20,364,420

		Retail - 5.8%
	34,474,914	B.C. Unlimited Liability Co. 1 mo. USD LIBOR + 2.250%, 4.73%, 02/16/2024	34,360,113
	21,018,363	Bass Pro Group LLC 1 mo. USD LIBOR + 5.000%, 7.48%, 09/25/2024	20,965,818
		Belron Finance U.S. LLC
	3,516,098	1 mo. USD LIBOR + 2.500%, 4.99%, 11/07/2024	3,505,128
	4,239,375	1 mo. USD LIBOR + 2.500%, 5.19%, 11/13/2025	4,231,447
		Coty, Inc.
EUR	8,294,800	1 mo. EURIBOR + 2.500%, 2.50%, 04/07/2025	9,143,991
	$14,595,182	1 mo. USD LIBOR + 2.250%, 4.72%, 04/07/2025	14,236,432
	3,313,053	CWGS Group LLC 1 mo. USD LIBOR + 2.750%, 5.23%, 11/08/2023	3,060,433
	7,481,250	Foundation Building Materials Holding Co. LLC 1 mo. USD LIBOR + 3.000%, 5.48%, 08/13/2025	7,434,492
	8,869,942	Harbor Freight Tools USA, Inc. 1 mo. USD LIBOR + 2.500%, 4.98%, 08/18/2023	8,818,939
	6,954,229	Michaels Stores, Inc. 1 mo. USD LIBOR + 2.500%, 4.99%, 01/30/2023	6,908,609
	9,384,702	Neiman Marcus Group Ltd. LLC 1 mo. USD LIBOR + 3.250%, 5.72%, 10/25/2020	8,676,157
	12,495,402	Petco Animal Supplies, Inc. 3 mo. USD LIBOR + 3.250%, 5.83%, 01/26/2023	10,134,646
	14,655,536	PetSmart, Inc. 1 mo. USD LIBOR + 4.250%, 6.73%, 03/11/2022	14,101,850
	6,953,204	Rodan & Fields LLC 1 mo. USD LIBOR + 4.000%, 6.47%, 06/06/2025	6,118,819
	8,000,000	Smart & Final Stores LLC 1 mo. USD LIBOR + 3.500%, 6.13%, 11/15/2022	8,005,040
	13,677,054	Sports Authority, Inc. 0.00%, 11/16/2019(7)(9)	13,677
	16,906,349	Staples, Inc. 3 mo. USD LIBOR + 5.000%, 7.60%, 04/09/2026	16,686,567
	23,613,380	U.S. Foods, Inc. 1 mo. USD LIBOR + 2.000%, 4.48%, 06/27/2023	23,543,721

			199,945,879

		Semiconductors - 0.4%
	14,203,375	Microchip Technology, Inc. 1 mo. USD LIBOR + 2.000%, 4.49%, 05/29/2025	14,172,270

		Software - 8.5%
	22,085,226	Almonde, Inc. 3 mo. USD LIBOR + 3.500%, 6.10%, 06/13/2024	21,882,705
	27,294,496	Change Healthcare Holdings LLC 1 mo. USD LIBOR + 2.750%, 5.23%, 03/01/2024	27,279,757
	10,584,069	Cypress Intermediate Holdings, Inc. 1 mo. USD LIBOR + 3.000%, 5.24%, 04/26/2024	10,544,378

The accompanying notes are an integral part of these financial statements.

40

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 86.9%(6) - (continued)
		Software - 8.5% - (continued)
	$20,210,954	Epicor Software Corp. 1 mo. USD LIBOR + 3.250%, 5.74%, 06/01/2022	$20,203,678
	22,679,129	EVO Payments International LLC 1 mo. USD LIBOR + 3.250%, 5.73%, 12/22/2023	22,697,953
		First Data Corp.
	13,249,154	1 mo. USD LIBOR + 2.000%, 4.48%, 07/08/2022	13,248,359
	25,939,548	1 mo. USD LIBOR + 2.000%, 4.48%, 04/26/2024	25,931,767
		Hyland Software, Inc.
	10,640,874	1 mo. USD LIBOR + 3.500%, 5.98%, 07/01/2024	10,683,012
	1,885,000	1 mo. USD LIBOR + 7.000%, 9.48%, 07/07/2025	1,895,990
		Infor U.S., Inc.
EUR	3,686,911	3 mo. EURIBOR + 2.250%, 3.25%, 02/01/2022	4,127,508
	$11,308,285	1 mo. USD LIBOR + 2.750%, 5.23%, 02/01/2022	11,310,321
	3,318,162	MA FinanceCo. LLC 1 mo. USD LIBOR + 2.500%, 4.98%, 06/21/2024	3,305,719
		Quest Software U.S. Holdings, Inc.
	5,874,241	3 mo. USD LIBOR + 4.250%, 6.83%, 05/16/2025	5,808,155
	2,000,000	3 mo. USD LIBOR + 8.250%, 10.83%, 05/16/2026	1,967,500
	22,619,298	Seattle Spinco, Inc. 1 mo. USD LIBOR + 2.500%, 4.98%, 06/21/2024	22,534,475
		SkillSoft Corp.
	14,412,341	3 mo. USD LIBOR + 4.750%, 7.23%, 04/28/2021	12,019,892
	7,450,000	3 mo. USD LIBOR + 8.250%, 10.73%, 04/28/2022	2,123,250
	3,270,259	SS&C Technologies Holdings Europe S.a.r.l. 1 mo. USD LIBOR + 2.250%, 4.73%, 04/16/2025	3,270,684
	31,204,098	SS&C Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 4.73%, 04/16/2025	31,201,498
	7,000,000	Ultimate Software Group, Inc. 0.00%, 03/15/2026(7)	7,045,500
	9,476,071	Western Digital Corp. 1 mo. USD LIBOR + 1.750%, 4.23%, 04/29/2023	9,378,941
	23,354,340	WEX, Inc. 1 mo. USD LIBOR + 2.250%, 4.73%, 06/30/2023	23,376,293

			291,837,335

		Telecommunications - 4.5%
	43,632,161	CenturyLink, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 01/31/2025	43,329,354
	5,421,070	Frontier Communications Corp. 1 mo. USD LIBOR + 3.750%, 6.24%, 06/15/2024	5,285,543
	11,902,500	Level 3 Financing, Inc. 1 mo. USD LIBOR + 2.250%, 4.73%, 02/22/2024	11,905,476
		Sprint Communications, Inc.
	44,209,399	1 mo. USD LIBOR + 2.500%, 5.00%, 02/02/2024	42,894,169
	9,660,788	1 mo. USD LIBOR + 3.000%, 5.50%, 02/02/2024	9,503,800
	30,244,507	Univision Communications, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 03/15/2024	29,072,533
	7,855,525	Zacapa LLC 1 mo. USD LIBOR + 5.000%, 7.60%, 07/02/2025	7,891,503
	3,501,986	Zayo Group LLC 1 mo. USD LIBOR + 2.250%, 4.73%, 01/19/2024	3,499,359

			153,381,737

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 86.9%(6) - (continued)
	Textiles - 0.2%
	International Textile Group, Inc.
$3,434,375	3 mo. USD LIBOR + 5.000%, 7.50%, 05/01/2024	$3,314,172
3,500,000	3 mo. USD LIBOR + 9.000%, 11.50%, 05/01/2025	3,272,500

		6,586,672

	Transportation - 0.7%
3,312,477	B.C. Unlimited Liability Co. 1 mo. USD LIBOR + 4.000%, 6.60%, 04/06/2026	3,326,323
6,161,207	Dynasty Acquisition Co., Inc. 1 mo. USD LIBOR + 4.000%, 6.60%, 04/06/2026	6,186,961
14,372,778	Savage Enterprises LLC 1 mo. USD LIBOR + 4.500%, 6.98%, 08/01/2025	14,462,608

		23,975,892

	Total Senior Floating Rate Interests (cost $3,040,057,531)	$2,981,453,932

COMMON STOCKS - 0.7%
	Consumer Services - 0.0%
57,891	Caesars Entertainment Corp.*	$541,860

	Energy - 0.4%
2,037,975	Ascent Resources - Marcellus LLC Class A*(10)(11)	5,706,330
418,220,006	KCA Deutag*(10)(11)(12)	2,300,210
43,330	Paragon Offshore Ltd., Litigation*	512,727
544,947	Philadelphia Energy Solutions Class A*	1,089,894
389,285	Templar Energy LLC Class A*	121,846
112,212	Texgen Power LLC*(10)(11)	3,572,437

		13,303,444

	Insurance - 0.3%
175,508	AFG Holdings, Inc.*	10,003,956

	Retailing - 0.0%
141	F+W Media, Inc. Class A(10)(11)	—

	Total Common Stocks (cost $30,680,708)	$23,849,260

ESCROWS - 0.0%(13)
	Energy-Alternate Sources - 0.0%
160,856	Paragon Offshore Ltd.*(10)(11)	$—
70,000,000	TCEH Corp.*(10)(11)	70

		70

	Total Escrows (cost $—)	$70

WARRANTS - 0.0%
	Energy - 0.0%
85,759	Ascent Resources Expires 3/30/23*(10)(11)	$6,861
110,262	Ascent Resources Expires 3/30/23*(10)(11)	14,334
523,280	Ascent Resources - Marcellus LLC Expires 3/30/23*(10)(11)	15,698

		36,893

	Total Warrants (cost $71,756)	$36,893

	Total Long-Term Investments (cost $3,207,709,438)	$3,124,858,170

The accompanying notes are an integral part of these financial statements.

41

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 10.6%
	Other Investment Pools & Funds - 10.6%
364,994,586	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 2.37%(14)	$364,994,586

	Total Short-Term Investments (cost $364,994,586)	$364,994,586

Total Investments (cost $3,572,704,024)	101.7%	$3,489,852,756
Other Assets and Liabilities	(1.7)%	(57,841,892)

Total Net Assets	100.0%	$3,432,010,864

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $61,630,162, representing 1.8% of net assets.

(2)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2019.

(4)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $10,842,809, representing 0.3% of net assets.

(5)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(6)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of April 30, 2019.

(7)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(8)

This security, or a portion of this security, has unfunded loan commitments. As of April 30, 2019, the aggregate value of the unfunded commitment was $1,222,973, which rounds to 0.0% of total net assets.

(9)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(10)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2019, the aggregate fair value of these securities was $11,615,940, which represented 0.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(11)	Investment valued using significant unobservable inputs.

(12)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $2,300,210 or 0.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
03/2011	KCA Deutag	418,220,006	$5,667,718	$2,300,210

(13)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(14)	Current yield as of period end.

OTC Total Return Swap Contracts Outstanding at April 30, 2019
Reference Entity	Counterparty	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Markit IBOXX USD Liquid Leverage Loan Index	JPM	USD	47,030,000	(1.00%)	09/20/19	Annual	$—	$(242,079)	$577,198	$819,277
Markit IBOXX USD Liquid Leverage Loan Index	GSC	USD	17,250,000	(1.00%)	12/20/19	Quarterly	—	(51,720)	16,543	68,263
Markit IBOXX USD Liquid Leverage Loan Index	GSC	USD	17,160,000	(1.00%)	06/20/19	Quarterly	—	(31,873)	441,062	472,935

Total							$—	$(325,672)	$1,034,803	$1,360,475

The accompanying notes are an integral part of these financial statements.

42

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
6,320,000	EUR	7,077,256	USD	GSC	05/31/19	$30,283	$—
1,938,000	EUR	2,179,808	USD	BCLY	05/31/19	—	(313)
851,000	GBP	1,104,071	USD	JPM	05/31/19	7,523	—
159,481,984	USD	141,779,281	EUR	JPM	05/31/19	35,506	—
15,590,708	USD	12,017,071	GBP	JPM	05/31/19	—	(106,234)

Total						$73,312	$(106,547)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$119,518,015	$—	$119,518,015	$—
Senior Floating Rate Interests	2,981,453,932	—	2,981,453,932	—
Common Stocks
Consumer Services	541,860	541,860	—	—
Energy	13,303,444	—	1,724,467	11,578,977
Insurance	10,003,956	—	10,003,956	—
Retailing	—	—	—	—
Escrows	70	—	—	70
Warrants	36,893	—	—	36,893
Short-Term Investments	364,994,586	364,994,586	—	—
Foreign Currency Contracts(2)	73,312	—	73,312	—
Swaps - Total Return(2)	1,360,475	—	1,360,475	—

Total	$3,491,286,543	$365,536,446	$3,114,134,157	$11,615,940

Liabilities
Foreign Currency Contracts(2)	$(106,547)	$—	$(106,547)	$—

Total	$(106,547)	$—	$(106,547)	$—

(1)	For the six-month period ended April 30, 2019, $0 was transferred into Level 3 and there were no transfers out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six-month period ended April 30, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

43

The Hartford Floating Rate High Income Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 9.8%
		Advertising - 0.0%
	$300,000	Acosta, Inc. 7.75%, 10/01/2022(1)	$46,500

		Agriculture - 0.0%
	170,000	Darling Ingredients, Inc. 5.25%, 04/15/2027(1)	172,975

		Airlines - 0.1%
	675,000	Bombardier, Inc. 7.88%, 04/15/2027(1)	679,219

		Auto Manufacturers - 0.3%
	1,300,000	Ford Motor Credit Co., LLC 3.81%, 01/09/2024	1,272,260

		Auto Parts & Equipment - 0.5%
	1,250,000	Adient Global Holdings Ltd. 4.88%, 08/15/2026(1)	1,015,625
EUR	625,000	LKQ European Holdings B.V. 3.63%, 04/01/2026(2)	732,447
	625,000	Panther BF Aggregator 2 LP / Panther Finance Co., Inc. 4.38%, 05/15/2026(1)	719,402

			2,467,474

		Biotechnology - 0.3%
	$1,380,000	Sotera Health Topco, Inc. (8.13% Cash, 8.88% PIK) 8.13%, 11/01/2021(1)(3)	1,380,000

		Chemicals - 0.2%
	675,000	Chemours Co. 7.00%, 05/15/2025	713,812
	250,000	Tronox Finance plc 5.75%, 10/01/2025(1)	244,063

			957,875

		Coal - 0.2%
	825,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 12.00%, 11/01/2021	96,938
	1,365,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(1)	1,057,875

			1,154,813

		Commercial Banks - 1.6%
	1,400,000	Banco Bilbao Vizcaya Argentaria S.A. 5 year USD Swap + 3.870%, 6.13%, 11/16/2027(4)(5)	1,275,750
		Banco de Sabadell S.A.
EUR	1,000,000	5 year EUR Swap + 6.051%, 6.13%, 11/23/2022(2)(4)(5)	1,078,643
	200,000	5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(2)(4)(5)	220,650
	1,010,000	Banco Santander S.A. 1.00%, 12/15/2024(4)(6)	934,574
	$900,000	BNP Paribas S.A. 5 year USD Swap + 2.838%, 5.13%, 11/15/2027(1)(4)(5)	808,875
EUR	800,000	Danske Bank A/S 5 year EUR Swap + 5.471%, 5.88%, 04/06/2022(2)(4)(5)	926,442
	$1,525,000	Freedom Mortgage Corp. 8.13%, 11/15/2024(1)	1,353,437
	750,000	Intesa Sanpaolo S.p.A. 5 year USD Swap + 5.462%, 7.70%, 09/17/2025(1)(4)(5)	734,535
EUR	550,000	UniCredit S.p.A. 5 year EUR Swap + 4.925%, 5.38%, 06/03/2025(2)(4)(5)	546,710

			7,879,616

		Commercial Services - 1.0%
		APX Group, Inc.
	$1,675,000	8.50%, 11/01/2024(1)	1,666,625
	1,250,000	8.75%, 12/01/2020	1,231,250
	940,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(1)	883,600
	750,000	Cimpress N.V. 7.00%, 06/15/2026(1)	740,700
	475,000	Garda World Security Corp. 8.75%, 05/15/2025(1)	447,782

			4,969,957

		Diversified Financial Services - 0.3%
	1,500,000	Navient Corp. 5.88%, 10/25/2024	1,507,500

		Energy - Alternate Sources - 0.2%
	1,135,000	Rio Energy S.A. / UGEN S.A. / UENSA S.A. 6.88%, 02/01/2025(1)	740,588

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 9.8% - (continued)
		Entertainment - 0.1%
	$253,000	Caesars Resort Collection LLC / CRC Finco, Inc. 5.25%, 10/15/2025(1)	$247,308

		Food - 0.2%
	1,000,000	B&G Foods, Inc. 5.25%, 04/01/2025	981,200

		Household Products - 0.6%
	1,425,000	Coty, Inc. 6.50%, 04/15/2026(1)	1,405,406
	1,400,000	Revlon Consumer Products Corp. 5.75%, 02/15/2021	1,260,000

			2,665,406

		Household Products/Wares - 0.2%
EUR	875,000	Diamond (BC) B.V. 5.63%, 08/15/2025(2)	941,163

		Insurance - 0.2%
		Acrisure LLC / Acrisure Finance, Inc.
	$775,000	7.00%, 11/15/2025(1)	701,375
	335,000	8.13%, 02/15/2024(1)	350,284

			1,051,659

		Media - 0.1%
	500,000	iHeartCommunications, Inc. 6.38%, 05/01/2026	512,500

		Metal Fabricate/Hardware - 0.3%
	1,375,000	Hillman Group, Inc. 6.38%, 07/15/2022(1)	1,275,312

		Mining - 0.1%
	250,000	Constellium N.V. 6.63%, 03/01/2025(1)	260,000

		Office/Business Equipment - 0.3%
	1,450,000	Xerox Corp. 4.13%, 03/15/2023	1,435,935

		Oil & Gas - 0.9%
	1,150,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(1)	1,161,500
	625,000	Centennial Resource Production LLC 5.38%, 01/15/2026(1)	614,063
	225,000	Chesapeake Energy Corp. 7.00%, 10/01/2024	222,398
	575,000	Jagged Peak Energy LLC 5.88%, 05/01/2026	577,875
	600,000	Sable Permian Resources Land LLC / AEPB Finance Corp. 3 mo. USD LIBOR + 6.500%, 9.08%, 08/01/2019(1)(5)	144,000
	1,160,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(1)	896,100
	575,000	WPX Energy, Inc. 5.75%, 06/01/2026	594,406

			4,210,342

		Packaging & Containers - 0.1%
EUR	600,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 2.75%, 03/15/2024(2)	687,611

		Pharmaceuticals - 0.4%
	425,000	Rossini S.a.r.l. 3 mo. EURIBOR + 6.250%, 6.25%, 10/30/2025(1)(5)	488,185
	200,000	3 mo. EURIBOR + 6.250%, 6.25%, 10/30/2025(2)(5)	229,794
	1,225,000	Teva Pharmaceutical Finance Netherlands II B.V. 4.50%, 03/01/2025	1,444,802

			2,162,781

		Retail - 0.5%
		Ferrellgas L.P. / Ferrellgas Finance Corp.
	$1,625,000	6.50%, 05/01/2021	1,450,313
	300,000	6.75%, 01/15/2022	265,500
	785,000	PetSmart, Inc. 5.88%, 06/01/2025(1)	711,406

			2,427,219

		Software - 0.5%
	1,390,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(1)	1,425,619
	1,096,000	Western Digital Corp. 4.75%, 02/15/2026	1,057,640

			2,483,259

The accompanying notes are an integral part of these financial statements.

44

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 9.8% - (continued)
		Telecommunications - 0.3%
	$325,000	Frontier Communications Corp. 8.50%, 04/01/2026(1)	$306,313
GBP	650,000	Telecom Italia S.p.A./Milano 5.88%, 05/19/2023	913,738

			1,220,051

		Toys/Games/Hobbies - 0.1%
	$250,000	Mattel, Inc. 6.75%, 12/31/2025(1)	250,078

		Trucking & Leasing - 0.2%
	900,000	Fly Leasing Ltd. 6.38%, 10/15/2021	913,500

		Total Corporate Bonds (cost $49,607,466)	$46,954,101

SENIOR FLOATING RATE INTERESTS - 85.7%(7)
		Advertising - 0.1%
	1,036,651	Acosta Holdco, Inc. 1 mo. USD LIBOR + 3.250%, 5.73%, 09/26/2021	$437,985

		Aerospace/Defense - 1.6%
	851,631	Circor International, Inc. 1 mo. USD LIBOR + 3.500%, 5.98%, 12/11/2024	849,502
		TransDigm, Inc.
	3,558,688	1 mo. USD LIBOR + 2.500%, 4.98%, 06/09/2023	3,545,129
	3,148,200	1 mo. USD LIBOR + 2.500%, 4.98%, 05/30/2025	3,132,585

			7,527,216

		Agriculture - 0.1%
	318,963	Pinnacle Operating Corp. 1 mo. USD LIBOR + 5.500%, 4.87%, 11/15/2021	253,576

		Auto Manufacturers - 0.6%
	2,162,754	Navistar Financial Corp. 1 mo. USD LIBOR + 3.750%, 6.25%, 07/30/2025	2,162,754
	461,862	Navistar International Corp. 1 mo. USD LIBOR + 3.500%, 5.99%, 11/06/2024	461,631

			2,624,385

		Auto Parts & Equipment - 1.2%
	2,405,000	Adient U.S. LLC 1 mo. USD LIBOR + 4.250%, 0.00%, 04/25/2024(8)	2,404,255
	3,495,000	Panther BF Aggregator LP 1 mo. USD LIBOR + 3.500%, 0.00%, 04/30/2026(8)	3,505,939

			5,910,194

		Beverages - 0.2%
EUR	1,000,000	Refresco Group B.V. 3 mo. EURIBOR + 3.250%, 3.25%, 03/28/2025	1,115,062

		Biotechnology - 1.0%
	$4,976,306	Sotera Health Holdings LLC 1 mo. USD LIBOR + 3.000%, 5.48%, 05/15/2022	4,932,763

		Chemicals - 1.6%
EUR	1,317,191	CTC AcquiCo GmbH 3 mo. EURIBOR + 2.750%, 2.75%, 03/07/2025	1,454,197
		LTI Holdings, Inc.
	$3,742,219	1 mo. USD LIBOR + 3.500%, 5.98%, 09/06/2025	3,687,246
	190,000	1 mo. USD LIBOR + 6.750%, 9.23%, 09/06/2026	180,262
	1,150,000	Starfruit Finco B.V. 1 mo. USD LIBOR + 3.250%, 5.73%, 10/01/2025	1,144,974
	1,160,631	Tronox Finance LLC 3 mo. USD LIBOR + 3.000%, 5.48%, 09/23/2024	1,162,813

			7,629,492

		Coal - 0.3%
	1,666,950	Foresight Energy LLC 3 mo. USD LIBOR + 5.750%, 8.38%, 03/28/2022	1,561,932

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 85.7%(7) - (continued)
		Commercial Services - 6.5%
		Allied Universal Holdco LLC
	$3,646,284	3 mo. USD LIBOR + 3.750%, 6.23%, 07/28/2022	$3,587,688
	1,541,138	2 mo. USD LIBOR + 4.250%, 6.73%, 07/28/2022	1,520,717
	2,243,725	APX Group, Inc. 2 mo. USD LIBOR + 5.000%, 7.49%, 04/01/2024	2,200,713
	7,295,947	Blackhawk Network Holdings, Inc. 1 mo. USD LIBOR + 3.000%, 5.48%, 06/15/2025	7,289,892
	1,221,922	BrightView Landscapes LLC 1 mo. USD LIBOR + 2.500%, 5.00%, 08/15/2025	1,220,395
	1,365,000	Carbonite, Inc. 2 mo. USD LIBOR + 3.750%, 6.31%, 03/26/2026	1,374,664
	670,000	Dun & Bradstreet Corp. 1 mo. USD LIBOR + 5.000%, 7.48%, 02/01/2026	674,610
	1,200,800	Energizer Holdings, Inc. 1 mo. USD LIBOR + 2.250%, 4.75%, 12/17/2025	1,200,800
	723,155	Garda World Security Corp. 1 mo. USD LIBOR + 3.500%, 6.12%, 05/24/2024	721,347
	2,131,363	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 11/15/2023	2,120,322
EUR	425,000	Techem GmbH 3 mo. EURIBOR + 3.750%, 3.75%, 07/31/2025	478,568
	$2,162,478	Trans Union LLC 1 mo. USD LIBOR + 2.000%, 4.48%, 06/19/2025	2,160,683
EUR	4,275,000	Verisure Holding AB 3 mo. EURIBOR + 3.500%, 3.50%, 10/21/2022	4,794,842
	$1,538,086	Weight Watchers International, Inc. 3 mo. USD LIBOR + 4.750%, 7.35%, 11/29/2024	1,476,563

			30,821,804

		Construction Materials - 0.5%
	1,255,980	Forterra Finance LLC 1 mo. USD LIBOR + 3.000%, 5.48%, 10/25/2023	1,162,008
	1,149,683	NCI Building Systems, Inc. 3 mo. USD LIBOR + 3.750%, 6.35%, 04/12/2025	1,131,955

			2,293,963

		Distribution/Wholesale - 0.2%
	1,101,675	Hamilton Holdco LLC 1 mo. USD LIBOR + 2.000%, 4.61%, 07/02/2025	1,100,298

		Diversified Financial Services - 3.2%
		Aretec Group, Inc.
	598,500	3 mo. USD LIBOR + 4.250%, 6.73%, 10/01/2025	592,329
	600,000	3 mo. USD LIBOR + 8.250%, 10.73%, 10/01/2026	589,500
		Crown Finance U.S., Inc.
EUR	1,047,012	1 mo. EURIBOR + 2.375%, 2.38%, 02/28/2025	1,166,990
	$4,167,551	1 mo. USD LIBOR + 2.500%, 4.73%, 02/28/2025	4,146,296
	468,825	Financial & Risk U.S. Holdings, Inc. 1 mo. USD LIBOR + 3.750%, 6.23%, 10/01/2025	463,551
	1,540,000	Millennium Trust Co LLC 1 mo. USD LIBOR + 5.000%, 7.48%, 02/26/2026	1,524,600
EUR	3,195,241	Nets Holding A/S 3 mo. EURIBOR + 3.000%, 3.00%, 02/06/2025	3,546,513
	$2,762,585	NFP Corp. 1 mo. USD LIBOR + 3.000%, 5.48%, 01/08/2024	2,727,362
	530,000	UFC Holdings LLC 0.00%, 04/30/2026(8)	531,320

			15,288,461

		Electrical Components & Equipment - 0.2%
	932,663	Lumentum Holdings 1 mo. USD LIBOR + 2.500%, 4.98%, 12/10/2025	933,828

		Energy - Alternate Sources - 2.1%
	3,071,788	BCP Renaissance Parent LLC 3 mo. USD LIBOR + 3.500%, 6.08%, 10/31/2024	3,084,842
	981,298	Gulf Finance LLC 1 mo. USD LIBOR + 5.250%, 7.80%, 08/25/2023	778,297

The accompanying notes are an integral part of these financial statements.

45

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 85.7%(7) - (continued)
		Energy-Alternate Sources - 2.1% - (continued)
	$5,240,242	Medallion Midland Acquisition LLC 1 mo. USD LIBOR + 2.483%, 5.73%, 10/30/2024	$5,210,792
	707,781	TEX Operations Co. LLC 1 mo. USD LIBOR + 2.000%, 4.48%, 08/04/2023	707,703

			9,781,634

		Engineering & Construction - 1.0%
	3,719,810	Brand Energy & Infrastructure Services, Inc. 3 mo. USD LIBOR + 4.250%, 6.82%, 06/21/2024	3,645,414
		DG Investment Intermediate Holdings, Inc.
	869,279	3 mo. USD LIBOR + 3.000%, 5.48%, 02/03/2025	860,586
	325,000	3 mo. USD LIBOR + 6.750%, 9.23%, 02/02/2026	312,000

			4,818,000

		Environmental Control - 0.3%
EUR	1,440,603	Fluidra Finco SLU 1 mo. EURIBOR + 2.750%, 2.75%, 07/02/2025	1,613,761

		Food - 0.4%
		CHG PPC Parent LLC
	210,000	0.00%, 03/30/2025(8)	237,451
	$565,725	1 mo. USD LIBOR + 2.750%, 5.23%, 03/31/2025	565,374
	1,221,907	Hostess Brands LLC 1 mo. USD LIBOR + 2.250%, 4.79%, 08/03/2022	1,219,158

			2,021,983

		Food Service - 0.0%
	190,000	Welbilt, Inc. 1 mo. USD LIBOR + 2.500%, 4.98%, 10/23/2025	189,525

		Gas - 0.4%
		Messer Industries GmbH
EUR	755,000	3 mo. EURIBOR + 2.750% , 2.75%, 03/01/2026	845,115
	$985,000	1 mo. USD LIBOR + 2.500%, 5.10%, 03/01/2026	981,927

			1,827,042

		Healthcare - Products - 0.7%
	763,469	Immucor, Inc. 3 mo. USD LIBOR + 5.000%, 7.60%, 06/15/2021	767,286
		Lifescan Global Corp.
	1,435,625	3 mo. USD LIBOR + 6.000%, 8.66%, 09/27/2024	1,408,707
	500,000	3 mo. USD LIBOR + 9.500%, 12.16%, 09/26/2025	456,250
	899,449	Parexel International Corp. 1 mo. USD LIBOR + 2.750%, 5.23%, 09/27/2024	880,902

			3,513,145

		Healthcare - Services - 4.1%
	1,546,219	CDRH Parent, Inc. 3 mo. USD LIBOR + 4.250%, 6.85%, 07/01/2021	1,308,488
		DentalCorp Perfect Smile ULC
	1,097,618	1 mo. USD LIBOR + 3.750%, 6.23%, 06/06/2025	1,083,898
	170,287	3 mo. USD ICE LIBOR + 3.750%, 6.23%, 06/06/2025(9)	168,159
		DuPage Medical Group Ltd.
	925,000	1 mo. USD LIBOR + 2.750%, 5.23%, 08/15/2024	905,344
	395,660	1 mo. USD LIBOR + 7.000%, 9.48%, 08/15/2025	387,252
	1,246,563	Envision Healthcare Corp. 1 mo. USD LIBOR + 3.750%, 6.23%, 10/10/2025	1,203,357
		Gentiva Health Services, Inc.
	1,635,366	1 mo. USD LIBOR + 3.750%, 6.25%, 07/02/2025	1,638,441
	165,000	1 mo. USD LIBOR + 7.000%, 9.50%, 07/02/2026	169,125
	653,733	Global Medical Response, Inc. 1 mo. USD LIBOR + 4.250%, 6.73%, 03/14/2025	641,888
EUR	4,011,475	IQVIA, Inc. 3 mo. EURIBOR + 2.000%, 2.50%, 06/11/2025	4,497,158
	$708,566	MPH Acquisition Holdings LLC 3 mo. USD LIBOR + 2.750%, 5.35%, 06/07/2023	701,161

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 85.7%(7) - (continued)
	Healthcare - Services - 4.1% - (continued)
$816,054	One Call Corp. 1 mo. USD LIBOR + 5.250%, 7.72%, 11/25/2022	$705,886
1,229,259	Ortho-Clinical Diagnostics S.A. 3 mo. USD LIBOR + 3.250%, 5.73%, 06/30/2025	1,205,190
	Sound Inpatient Physicians
869,188	1 mo. USD LIBOR + 2.750%, 5.23%, 06/27/2025	868,101
290,000	1 mo. USD LIBOR + 6.750%, 9.23%, 06/26/2026	288,912
2,142,259	Surgery Center Holdings, Inc. 1 mo. USD LIBOR + 3.250%, 5.74%, 09/02/2024	2,113,702
1,285,802	Team Health Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 02/06/2024	1,203,832
572,125	Verscend Holding Corp. 1 mo. USD LIBOR + 4.500%, 6.98%, 08/27/2025	574,985

		19,664,879

	Household Products - 1.3%
3,603,388	Diamond (BC) B.V. 2 mo. USD LIBOR + 3.000%, 5.58%, 09/06/2024	3,468,261
3,482,463	Revlon Consumer Products Corp. 1 mo. USD LIBOR + 3.500%, 6.13%, 09/07/2023	2,698,909

		6,167,170

	Insurance - 5.4%
2,407,904	Acrisure, LLC 1 mo. USD LIBOR + 4.250%, 6.88%, 11/22/2023	2,400,873
	Asurion LLC
281,317	1 mo. USD LIBOR + 3.000%, 5.48%, 11/03/2023	282,065
9,543,463	1 mo. USD LIBOR + 3.000%, 5.48%, 11/03/2024	9,565,985
2,320,000	1 mo. USD LIBOR + 6.500%, 8.98%, 08/04/2025	2,363,500
3,277,816	Genworth Holdings, Inc. 1 mo. USD LIBOR + 4.500%, 6.99%, 03/07/2023	3,302,400
3,344,103	Hub International Ltd. 2 mo. USD LIBOR + 2.750%, 5.34%, 04/25/2025	3,307,318
4,329,150	Sedgwick Claims Management Services, Inc. 1 mo. USD LIBOR + 3.250%, 5.73%, 12/31/2025	4,315,080

		25,537,221

	Internet - 0.2%
997,562	Lands’ End, Inc. 1 mo. USD LIBOR + 3.250%, 5.73%, 04/04/2021	966,807

	IT Services - 0.1%
550,338	NAB Holdings LLC 3 mo. USD LIBOR + 3.000%, 5.60%, 07/01/2024	537,498

	Leisure Time - 2.7%
7,081,924	Caesars Resort Collection LLC 1 mo. USD LIBOR + 2.750%, 5.23%, 12/22/2024	7,101,116
1,922,833	Delta (LUX) S.a.r.l. 1 mo. USD LIBOR + 2.500%, 4.98%, 02/01/2024	1,892,395
3,685,763	Penn National Gaming, Inc. 3 mo. USD LIBOR + 2.250%, 4.73%, 10/15/2025	3,686,352

		12,679,863

	Lodging - 3.7%
1,210,975	Boyd Gaming Corp. 1 week USD LIBOR + 2.250%, 4.67%, 09/15/2023	1,211,144
11,175,210	Caesars Entertainment Operating Co. 1 mo. USD LIBOR + 2.000%, 4.48%, 10/06/2024	11,116,987
1,196,977	Las Vegas Sands LLC 1 mo. USD LIBOR + 1.750%, 4.23%, 03/27/2025	1,195,170
1,924,351	Station Casinos LLC 1 mo. USD LIBOR + 2.500%, 4.99%, 06/08/2023	1,925,313

The accompanying notes are an integral part of these financial statements.

46

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 85.7%(7) - (continued)
		Lodging - 3.7% - (continued)
	$2,195,160	Wynn America LLC 0.00%, 12/31/2021(8)	$2,162,232

			17,610,846

		Machinery - Construction & Mining - 0.2%
	703,238	Brookfield WEC Holdings, Inc. 1 mo. USD LIBOR + 3.500%, 5.98%, 08/01/2025	707,084

		Media - 12.6%
		Advantage Sales & Marketing, Inc.
	1,070,337	1 mo. USD LIBOR + 3.250%, 5.73%, 07/23/2021	936,545
	570,000	1 mo. USD LIBOR + 6.500%, 8.98%, 07/25/2022	422,381
		Altice Financing S.A.
	2,450,000	3 mo. USD LIBOR + 2.750%, 5.22%, 07/15/2025	2,361,629
	2,100,488	3 mo. USD LIBOR + 2.750%, 5.23%, 01/31/2026	2,026,529
	1,228,825	Altice France S.A. 1 mo. USD LIBOR + 4.000%, 6.47%, 08/14/2026	1,200,734
	2,374,841	Charter Communications Operating LLC 1 mo. USD LIBOR + 2.000%, 4.49%, 04/30/2025	2,379,044
		CSC Holdings LLC
	1,571,379	1 mo. USD LIBOR + 2.250%, 4.72%, 07/17/2025	1,563,302
	485,836	1 mo. USD LIBOR + 2.500%, 4.97%, 01/25/2026	484,825
	3,231,900	Gray Television, Inc. 1 mo. ICE LIBOR + 2.500%, 4.98%, 01/02/2026	3,236,748
	6,300,990	Houghton Mifflin Harcourt Publishing Co. 1 mo. USD LIBOR + 3.000%, 5.48%, 05/31/2021	6,063,128
	2,270,842	Maxar Technologies Ltd. 1 mo. USD LIBOR + 2.750%, 5.24%, 10/04/2024	1,825,666
	2,583,917	MTN Infrastructure TopCo, Inc. 1 mo. USD LIBOR + 3.000%, 5.48%, 11/15/2024	2,581,333
		NEP/NCP Holdco, Inc.
	467,388	1 mo. USD LIBOR + 3.250%, 5.73%, 10/20/2025	468,117
	990,000	1 mo. USD LIBOR + 7.000%, 9.48%, 10/19/2026	980,100
		Numericable Group S.A.
EUR	1,308,300	3 mo. EURIBOR + 3.000%, 3.00%, 07/31/2025	1,427,961
	$1,803,200	1 mo. USD LIBOR + 2.750%, 5.23%, 07/31/2025	1,738,970
	1,304,601	3 mo. USD LIBOR + 3.688%, 6.16%, 01/31/2026	1,269,377
		PSAV Holdings LLC
	3,417,714	3 mo. USD LIBOR + 3.250%, 5.78%, 03/01/2025	3,355,785
	2,725,000	3 mo. USD LIBOR + 7.250%, 9.83%, 09/01/2025	2,547,875
	1,470,231	Shutterfly, Inc. 1 mo. USD LIBOR + 2.750%, 5.24%, 08/17/2024	1,465,173
	2,705,000	Telenet Financing USD LLC 1 mo. USD LIBOR + 2.250%, 4.72%, 08/15/2026	2,694,856
	4,156,815	Tribune Media Co. 1 mo. USD LIBOR + 3.000%, 5.48%, 01/27/2024	4,155,527
	2,453,367	UPC Financing Partnership 1 mo. USD LIBOR + 2.500%, 4.97%, 01/15/2026	2,453,244
	3,870,000	Virgin Media Bristol LLC 1 mo. USD LIBOR + 2.500%, 4.97%, 01/15/2026	3,879,211
		Web.com Group, Inc.
	4,459,466	3 mo. USD LIBOR + 3.750%, 6.23%, 10/10/2025	4,433,512
	625,697	1 mo. USD LIBOR + 7.750%, 10.23%, 10/09/2026	614,747
EUR	850,000	Ziggo Secured Finance B.V. 6 mo. EURIBOR + 3.000%, 3.00%, 04/15/2025	949,518
	$2,425,000	Ziggo Secured Finance Partnership 1 mo. USD LIBOR + 2.500%, 4.97%, 04/15/2025	2,402,011

			59,917,848

		Metal Fabricate/Hardware - 1.3%
	258,325	Ameriforge Group, Inc. 3 mo. USD LIBOR + 7.000%, 9.60%, 06/08/2022	257,033
	1,980,013	Hillman Group, Inc. 1 mo. USD LIBOR + 3.500%, 6.48%, 05/31/2025	1,954,035
		NN, Inc.
	1,328,658	1 mo. USD LIBOR + 3.250%, 5.73%, 04/02/2021	1,296,278

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 85.7%(7) - (continued)
		Metal Fabricate/Hardware - 1.3% - (continued)
	$2,560,472	1 mo. USD LIBOR + 3.750%, 6.23%, 10/19/2022	$2,522,065

			6,029,411

		Miscellaneous Manufacturing - 1.3%
	370,000	Core & Main LP 6 mo. USD LIBOR + 3.000%, 5.63%, 08/01/2024	370,233
	445,726	H.B. Fuller Co. 1 mo. USD LIBOR + 2.000%, 4.49%, 10/20/2024	443,707
	5,197,137	USI, Inc. 3 mo. USD LIBOR + 3.000%, 5.60%, 05/16/2024	5,142,567

			5,956,507

		Oil & Gas - 4.2%
	260,000	Ascent Resources - Marcellus LLC 1 mo. USD LIBOR + 6.500%, 8.98%, 03/30/2023	259,350
		BCP Raptor LLC
	3,582,787	2 mo. USD LIBOR + 4.250%, 6.88%, 06/24/2024	3,457,389
	3,715,000	1 mo. USD LIBOR + 4.750%, 7.37%, 11/03/2025	3,593,111
	1,395,000	California Resources Corp. 1 mo. USD LIBOR + 4.750%, 7.23%, 12/31/2022	1,349,663
		Fieldwood Energy LLC
	1,965,000	1 mo. USD LIBOR + 5.250%, 7.73%, 04/11/2022	1,889,682
	575,000	1 mo. USD LIBOR + 7.250%, 9.73%, 04/11/2023	497,375
	582,244	KCA Deutag Alpha Ltd. 3 mo. USD LIBOR + 6.750%, 9.35%, 02/28/2023	504,188
	1,853,300	NorthRiver Midstream Finance L.P. 1 mo. USD LIBOR + 3.250%, 5.85%, 10/01/2025	1,859,212
		PowerTeam Services, LLC
	2,583,953	3 mo. USD LIBOR + 3.250%, 5.85%, 03/06/2025	2,512,894
	585,000	3 mo. USD LIBOR + 7.250%, 9.85%, 03/06/2026	561,600
	796,000	Traverse Midstream Partners LLC 3 mo. USD LIBOR + 4.000%, 6.59%, 09/27/2024	791,733
	3,425,761	Ultra Resources, Inc. 1 mo. USD LIBOR + 3.000%, 6.49%, 04/12/2024	2,891,925

			20,168,122

		Oil & Gas Services - 0.6%
	1,957,881	Crosby U.S. Acquisition Corp. 3 mo. USD LIBOR + 3.000%, 5.49%, 11/23/2020	1,935,855
		Utex Industries, Inc.
	462,420	1 mo. USD LIBOR + 4.000%, 6.48%, 05/22/2021	447,008
	750,000	1 mo. USD LIBOR + 7.250%, 9.73%, 05/22/2022	705,000

			3,087,863

		Packaging & Containers - 4.1%
	5,510,878	Berlin Packaging LLC 1 mo. USD LIBOR + 3.000%, 5.51%, 11/07/2025	5,436,261
	440,000	Berry Global, Inc. 1 mo. USD LIBOR + 2.000%, 4.48%, 10/01/2022	439,129
EUR	2,079,327	Crown Americas LLC 1 mo. EURIBOR + 2.375%, 2.38%, 04/03/2025	2,343,415
		Flex Acquisition Co., Inc.
	$3,098,836	3 mo. USD LIBOR + 3.000%, 5.63%, 12/29/2023	3,048,480
	4,862,228	1 mo. USD LIBOR + 3.250%, 5.88%, 06/29/2025	4,779,180
		Proampac PG Borrower LLC
	782,759	1 mo. USD LIBOR + 3.500%, 6.11%, 11/18/2023	767,433
	970,000	1 mo. USD LIBOR + 8.500%, 11.19%, 11/18/2024	940,900
	1,911,032	Reynolds Group Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 02/05/2023	1,913,478

			19,668,276

		Pharmaceuticals - 1.9%
	1,178,968	Bausch Health Companies, Inc. 1 mo. USD LIBOR + 2.750%, 5.22%, 11/27/2025	1,179,498
	732,535	Endo Luxembourg Finance Co., S.a r.l. 1 mo. USD LIBOR + 4.250%, 6.75%, 04/29/2024	723,378

The accompanying notes are an integral part of these financial statements.

47

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 85.7%(7) - (continued)
		Pharmaceuticals - 1.9% - (continued)
EUR	1,105,000	Financiere Mendel SAS 0.00%, 03/31/2026(8)	$1,245,392
	$3,001,800	NVA Holdings, Inc. 3 mo. USD LIBOR + 2.750%, 5.23%, 02/02/2025	2,946,777
	3,150,399	Valeant Pharmaceuticals International, Inc. 1 mo. USD LIBOR + 3.000%, 5.47%, 06/02/2025	3,162,875

			9,257,920

		Retail - 5.4%
	4,765,522	B.C. Unlimited Liability Co. 1 mo. USD LIBOR + 2.250%, 4.73%, 02/16/2024	4,749,652
	4,829,582	Bass Pro Group LLC 1 mo. USD LIBOR + 5.000%, 7.48%, 09/25/2024	4,817,508
		Belron Finance U.S. LLC
	473,801	1 mo. USD LIBOR + 2.500%, 4.99%, 11/07/2024	472,322
	748,125	1 mo. USD LIBOR + 2.500%, 5.19%, 11/13/2025	746,726
		Coty, Inc.
EUR	2,172,933	1 mo. EURIBOR + 2.500%, 2.50%, 04/07/2025	2,395,390
	$24,937	1 mo. USD LIBOR + 2.250%, 4.72%, 04/07/2025	24,324
	666,590	CWGS Group LLC 1 mo. USD LIBOR + 2.750%, 5.23%, 11/08/2023	615,763
	1,496,250	Foundation Building Materials Holding Co. LLC 1 mo. USD LIBOR + 3.000%, 5.48%, 08/13/2025	1,486,898
	1,198,735	Harbor Freight Tools USA, Inc. 1 mo. USD LIBOR + 2.500%, 4.98%, 08/18/2023	1,191,843
	1,282,663	Neiman Marcus Group Ltd. LLC 1 mo. USD LIBOR + 3.250%, 5.72%, 10/25/2020	1,185,822
	1,841,007	Petco Animal Supplies, Inc. 3 mo. USD LIBOR + 3.250%, 5.83%, 01/26/2023	1,493,185
	2,084,739	PetSmart, Inc. 1 mo. USD LIBOR + 4.250%, 6.73%, 03/11/2022	2,005,978
	1,596,207	Rodan & Fields LLC 1 mo. USD LIBOR + 4.000%, 6.47%, 06/06/2025	1,404,663
	1,550,000	Smart & Final Stores LLC 1 mo. USD LIBOR + 3.500%, 6.13%, 11/15/2022	1,550,977
	2,110,789	Sports Authority, Inc. 0.00%, 11/16/2019(8)(10)	2,111
	1,826,855	Staples, Inc. 3 mo. USD LIBOR + 5.000%, 7.60%, 04/09/2026	1,803,106

			25,946,268

		Semiconductors - 0.3%
	1,633,022	Microchip Technology, Inc. 1 mo. USD LIBOR + 2.000%, 4.49%, 05/29/2025	1,629,445

		Software - 7.3%
		Almonde, Inc.
	1,246,856	3 mo. USD LIBOR + 3.500%, 6.10%, 06/13/2024	1,235,422
	720,000	3 mo. USD LIBOR + 7.250%, 9.85%, 06/13/2025	716,702
	3,607,884	Change Healthcare Holdings LLC 1 mo. USD LIBOR + 2.750%, 5.23%, 03/01/2024	3,605,936
	485,689	Cypress Intermediate Holdings, Inc. 1 mo. USD LIBOR + 3.000%, 5.24%, 04/26/2024	483,868
	2,724,649	Epicor Software Corp. 1 mo. USD LIBOR + 3.250%, 5.74%, 06/01/2022	2,723,669
	3,763,701	EVO Payments International LLC 1 mo. USD LIBOR + 3.250%, 5.73%, 12/22/2023	3,766,825
		First Data Corp.
	779,775	1 mo. USD LIBOR + 2.000%, 4.48%, 07/08/2022	779,728
	3,618,182	1 mo. USD LIBOR + 2.000%, 4.48%, 04/26/2024	3,617,096
		Hyland Software, Inc.
	1,154,618	1 mo. USD LIBOR + 3.500%, 5.98%, 07/01/2024	1,159,191
	710,000	1 mo. USD LIBOR + 7.000%, 9.48%, 07/07/2025	714,139
	405,027	MA FinanceCo. LLC 1 mo. USD LIBOR + 2.500%, 4.98%, 06/21/2024	403,508
	1,542,873	Quest Software U.S. Holdings, Inc. 3 mo. USD LIBOR + 4.250%, 6.83%, 05/16/2025	1,525,516
	2,735,246	Seattle Spinco, Inc. 1 mo. USD LIBOR + 2.500%, 4.98%, 06/21/2024	2,724,989

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 85.7%(7) - (continued)
	Software - 7.3% - (continued)
	SkillSoft Corp.
$1,751,691	3 mo. USD LIBOR + 4.750%, 7.23%, 04/28/2021	$1,460,910
900,000	3 mo. USD LIBOR + 8.250%, 10.73%, 04/28/2022	256,500
687,944	SS&C Technologies Holdings Europe S.a.r.l. 1 mo. USD LIBOR + 2.250%, 4.73%, 04/16/2025	688,034
6,458,193	SS&C Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 4.73%, 04/16/2025	6,457,659
1,885,000	Ultimate Software Group, Inc. 0.00%, 03/15/2026(8)	1,897,253
498,741	Western Digital Corp. 1 mo. USD LIBOR + 1.750%, 4.23%, 04/29/2023	493,628

		34,710,573

	Telecommunications - 5.4%
6,740,502	CenturyLink, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 01/31/2025	6,693,722
810,225	Frontier Communications Corp. 1 mo. USD LIBOR + 3.750%, 6.24%, 06/15/2024	789,970
	Sprint Communications, Inc.
9,638,051	1 mo. USD LIBOR + 2.500%, 5.00%, 02/02/2024	9,351,319
2,633,400	1 mo. USD LIBOR + 3.000%, 5.50%, 02/02/2024	2,590,607
5,082,387	Univision Communications, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 03/15/2024	4,885,445
1,572,100	Zacapa LLC 1 mo. USD LIBOR + 5.000%, 7.60%, 07/02/2025	1,579,300

		25,890,363

	Textiles - 0.7%
1,500,000	ASP Unifrax Holdings Inc. 3 mo. USD LIBOR + 8.500%, 11.09%, 12/14/2026	1,425,000
	International Textile Group, Inc.
558,510	3 mo. USD LIBOR + 5.000%, 7.50%, 05/01/2024	538,962
1,500,000	3 mo. USD LIBOR + 9.000%, 11.50%, 05/01/2025	1,402,500

		3,366,462

	Transportation - 0.7%
517,575	B.C. Unlimited Liability Co. 1 mo. USD LIBOR + 4.000%, 6.60%, 04/06/2026	519,739
962,688	Dynasty Acquisition Co., Inc. 1 mo. USD LIBOR + 4.000%, 6.60%, 04/06/2026	966,712
1,700,366	Savage Enterprises LLC 1 mo. USD LIBOR + 4.500%, 6.98%, 08/01/2025	1,710,993

		3,197,444

	Total Senior Floating Rate Interests (cost $417,309,100)	$408,893,919

COMMON STOCKS - 0.7%
	Energy - 0.3%
190,736	Ascent Resources - Marcellus LLC Class A*(11)(12)	$534,061
7,247	Paragon Offshore Ltd., Litigation*	85,767
78,609	Templar Energy LLC Class A*	24,605
13,865	Texgen Power LLC*(11)(12)	441,413

		1,085,846

	Insurance - 0.4%
34,814	AFG Holdings, Inc.*	1,984,398

	Total Common Stocks (cost $2,941,826)	$3,070,244

ESCROWS - 0.0%(13)
	Energy - Alternate Sources - 0.0%
26,901	Paragon Offshore Ltd.*(11)(12)	$—
4,500,000	TCEH Corp.*(11)(12)	5

	Total Escrows (cost $ - )	$5

The accompanying notes are an integral part of these financial statements.

48

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
WARRANTS - 0.0%
	Energy - 0.0%
$45,934	Ascent Resources Expires 3/30/23*(11)(12)	$4,966
48,360	Ascent Resources - Marcellus LLC Expires 3/30/23*(11)(12)	1,451

	Total Warrants (cost $10,874)	$6,417

	Total Long-Term Investments (cost $469,869,266)	$458,924,686

SHORT-TERM INVESTMENTS - 4.3%
	Other Investment Pools & Funds - 4.3%
20,511,980	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 2.37%(14)	20,511,980

	Total Short-Term Investments (cost $20,511,980)	$20,511,980

Total Investments (cost $490,381,246)	100.5%	$479,436,666
Other Assets and Liabilities	(0.5)%	(2,153,937)

Total Net Assets	100.0%	$477,282,729

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $22,928,750, representing 4.8% of net assets.

(2)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the
United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $5,363,460, representing 1.1% of net assets.

(3)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2019.

(6)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(7)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of April 30, 2019.

(8)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(9)

This security, or a portion of this security, has unfunded loan commitments. As of April 30, 2019, the aggregate value of the unfunded commitment was $168,159, which rounds to 0.0% of total net assets.

(10)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(11)	Investment valued using significant unobservable inputs.

(12)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2019, the aggregate fair value of these securities was $981,896, which represented 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(13)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(14)	Current yield as of period end.

OTC Total Return Swap Contracts Outstanding at April 30, 2019
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Markit IBOXX USD Liquid Leverage Loan Index	JPM	USD	7,690,000	1.00%	09/20/19	Quarterly	$—	$(39,583)	$94,323	$133,906
Markit IBOXX USD Liquid Leverage Loan Index	GSC	USD	4,780,000	1.00%	12/20/19	Quarterly	—	(14,332)	4,584	18,916
Markit IBOXX USD Liquid Leverage Loan Index	GSC	USD	7,180,000	1.00%	06/20/19	Quarterly	—	(13,336)	184,547	197,883
Markit IBOXX USD Liquid Leverage Loan Index	GSC	USD	4,000,000	1.00%	09/20/19	Quarterly	—	(6,390)	19,807	26,197

Total							$—	$(73,641)	$303,261	$376,902

The accompanying notes are an integral part of these financial statements.

49

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
172,000	EUR	193,461	USD	BCLY	05/31/19	$—	$(28)
43,794,868	USD	38,933,582	EUR	JPM	05/31/19	9,750	—
927,627	USD	715,000	GBP	JPM	05/31/19	—	(6,320)

Total						$9,750	$(6,348)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$46,954,101	$—	$46,954,101	$—
Senior Floating Rate Interests	408,893,919	—	408,893,919	—
Common Stocks
Energy	1,085,846	—	110,372	975,474
Insurance	1,984,398	—	1,984,398	—
Escrows	5	—	—	5
Warrants	6,417	—	—	6,417
Short-Term Investments	20,511,980	20,511,980	—	—
Foreign Currency Contracts(2)	9,750	—	9,750	—
Swaps - Total Return(2)	376,902	—	376,902	—

Total	$479,823,318	$20,511,980	$458,329,442	$981,896

Liabilities
Foreign Currency Contracts(2)	$(6,348)	$—	$(6,348)	$—

Total	$(6,348)	$—	$(6,348)	$—

(1)	For the six-month period ended April 30, 2019, $0 was transferred into Level 3 and there were no transfers out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six-month period ended April 30, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

50

The Hartford High Yield Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
		Asset-Backed - Finance & Insurance - 0.0%
	$920,000	Soundview NIM Trust 8.25%, 12/25/2036(1)(2)(3)(4)	$—

		Total Asset & Commercial Mortgage Backed Securities (cost $915,920)	$—

CORPORATE BONDS - 87.7%
		Advertising - 0.3%
	965,000	Lamar Media Corp. 5.75%, 02/01/2026(1)	$1,013,327

		Aerospace/Defense - 1.3%
		DAE Funding LLC
	430,000	4.50%, 08/01/2022(1)	434,300
	865,000	5.00%, 08/01/2024(1)	888,787
	2,780,000	TransDigm, Inc. 6.25%, 03/15/2026(1)	2,894,675

			4,217,762

		Airlines - 0.3%
	925,000	Bombardier, Inc. 7.88%, 04/15/2027(1)	930,781

		Auto Parts & Equipment - 0.6%
EUR	1,225,000	Adient Global Holdings Ltd. 3.50%, 08/15/2024(5)	1,184,629
	$260,000	Adient U.S. LLC 7.00%, 05/15/2026(1)(6)	266,175
	490,000	Panther BF Aggregator 2 LP / Panther Finance Co., Inc. 8.50%, 05/15/2027(1)	506,660

			1,957,464

		Chemicals - 1.2%
		CF Industries, Inc.
	170,000	4.95%, 06/01/2043	149,122
	945,000	5.15%, 03/15/2034	914,288
	270,000	5.38%, 03/15/2044	247,104
		Chemours Co.
	1,117,000	6.63%, 05/15/2023	1,157,156
	1,560,000	7.00%, 05/15/2025	1,649,700

			4,117,370

		Coal - 0.5%
	1,615,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 12.00%, 11/01/2021	189,763
	1,910,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(1)	1,480,250

			1,670,013

		Commercial Banks - 3.9%
		Banco Bilbao Vizcaya Argentaria S.A.
	1,200,000	5 year USD Swap + 3.870%, 6.13%, 11/16/2027(7)(8)	1,093,500
EUR	800,000	5 year EUR Swap + 9.177%, 8.88%, 04/14/2021(5)(7)(8)	998,686
	1,600,000	Banco de Sabadell S.A. 5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(5)(7)(8)	1,765,198
		BNP Paribas S.A.
	$535,000	5 year USD Swap + 2.838%, 5.13%, 11/15/2027(1)(7)(8)	480,831
	1,050,000	5 year USD Swap + 6.314%, 7.63%, 03/30/2021(1)(7)(8)	1,106,438
		Credit Agricole S.A.
	395,000	5 year USD Swap + 4.898%, 7.88%, 01/23/2024(1)(7)(8)	429,025
	505,000	5 year USD Swap + 6.185%, 8.13%, 12/23/2025(1)(7)(8)	574,998
	2,460,000	Credit Suisse Group AG 5 year USD Swap + 3.455%, 6.25%, 12/18/2024(5)(7)(8)	2,510,292
	1,860,000	Freedom Mortgage Corp. 8.13%, 11/15/2024(1)	1,650,750
	725,000	Intesa Sanpaolo S.p.A. 5 year USD Swap + 5.462%, 7.70%, 09/17/2025(1)(7)(8)	710,051

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 87.7% - (continued)
	Commercial Banks - 3.9% - (continued)
	UniCredit S.p.A.
$365,000	6.57%, 01/14/2022(1)	$384,640
1,415,000	5 year USD Swap + 5.180%, 8.00%, 06/03/2024(5)(7)(8)	1,361,937

		13,066,346

	Commercial Services - 3.3%
383,000	ACE Cash Express, Inc. 12.00%, 12/15/2022(1)	358,105
	APX Group, Inc.
1,245,000	7.63%, 09/01/2023	1,089,375
1,095,000	7.88%, 12/01/2022	1,092,262
1,180,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, 04/01/2023	1,201,913
1,640,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(1)	1,541,600
1,720,000	Garda World Security Corp. 8.75%, 05/15/2025(1)	1,621,444
	Herc Rentals, Inc.
774,000	7.50%, 06/01/2022(1)	804,960
1,364,000	7.75%, 06/01/2024(1)	1,448,841
460,000	Service Corp. International 4.63%, 12/15/2027	463,450
	United Rentals North America, Inc.
560,000	4.63%, 10/15/2025	555,800
1,025,000	5.88%, 09/15/2026	1,071,125

		11,248,875

	Construction Materials - 1.0%
1,650,000	Cemex Finance LLC 6.00%, 04/01/2024(1)	1,700,160
1,760,000	Standard Industries, Inc. 5.38%, 11/15/2024(1)	1,793,000

		3,493,160

	Distribution/Wholesale - 0.1%
420,000	American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/2023(1)	435,225

	Diversified Financial Services - 4.6%
835,000	Credit Acceptance Corp. 6.63%, 03/15/2026(1)	878,837
735,000	Fly Leasing Ltd. 5.25%, 10/15/2024	714,788
1,625,000	goeasy Ltd. 7.88%, 11/01/2022(1)	1,710,312
	Navient Corp.
340,000	5.63%, 08/01/2033	273,700
1,764,000	5.88%, 10/25/2024	1,772,820
80,000	6.13%, 03/25/2024	81,824
1,106,000	6.50%, 06/15/2022	1,165,447
546,000	7.25%, 09/25/2023	591,045
	Springleaf Finance Corp.
820,000	6.13%, 05/15/2022	866,166
430,000	6.13%, 03/15/2024	453,650
575,000	6.88%, 03/15/2025	616,688
705,000	7.75%, 10/01/2021	765,806
1,935,000	8.25%, 12/15/2020	2,085,311
2,535,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.75%, 06/01/2025(1)	2,588,869
735,000	Vantiv LLC / Vantiv Issuer Corp. 4.38%, 11/15/2025(1)	755,213

		15,320,476

	Electric - 0.8%
2,570,000	AES Corp. 5.13%, 09/01/2027	2,672,800

	Entertainment - 2.5%
1,370,000	Caesars Resort Collection LLC / CRC Finco, Inc. 5.25%, 10/15/2025(1)	1,339,175
	Eldorado Resorts, Inc.
1,605,000	6.00%, 04/01/2025	1,657,223
255,000	6.00%, 09/15/2026	264,562
840,000	Golden Entertainment, Inc. 7.63%, 04/15/2026(1)	842,100
1,920,000	Jacobs Entertainment, Inc. 7.88%, 02/01/2024(1)	2,064,000
2,170,000	Penn National Gaming, Inc. 5.63%, 01/15/2027(1)	2,142,875

		8,309,935

The accompanying notes are an integral part of these financial statements.

51

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 87.7% - (continued)
		Environmental Control - 0.8%
	$2,551,000	Tervita Escrow Corp. 7.63%, 12/01/2021(1)	$2,582,887

		Food - 1.9%
		Post Holdings, Inc.
	2,045,000	5.00%, 08/15/2026(1)	2,037,331
	1,395,000	5.63%, 01/15/2028(1)	1,410,178
	990,000	5.75%, 03/01/2027(1)	1,014,750
	1,870,000	TreeHouse Foods, Inc. 4.88%, 03/15/2022	1,884,025

			6,346,284

		Gas - 0.7%
		AmeriGas Partners L.P. / AmeriGas Finance Corp.
	924,000	5.50%, 05/20/2025	945,945
	338,000	5.75%, 05/20/2027	348,985
	1,128,000	5.88%, 08/20/2026	1,174,530

			2,469,460

		Healthcare - Products - 1.5%
	2,990,000	Avantor, Inc. 6.00%, 10/01/2024(1)	3,119,878
	1,855,000	Sotera Health Holdings LLC 6.50%, 05/15/2023(1)	1,873,550

			4,993,428

		Healthcare - Services - 3.7%
	880,000	CHS/Community Health Systems, Inc. 8.13%, 06/30/2024(1)	651,200
	2,645,000	HCA Healthcare, Inc. 6.25%, 02/15/2021	2,773,944
		HCA, Inc.
	2,215,000	5.38%, 02/01/2025	2,331,288
	1,070,000	5.38%, 09/01/2026	1,128,850
	100,000	5.63%, 09/01/2028	106,500
	1,135,000	5.88%, 05/01/2023	1,217,401
	80,000	5.88%, 02/01/2029	86,100
	1,431,000	7.50%, 11/15/2095	1,466,775
	2,615,000	West Street Merger Sub, Inc. 6.38%, 09/01/2025(1)	2,530,012

			12,292,070

		Home Builders - 2.3%
		Beazer Homes USA, Inc.
	460,000	5.88%, 10/15/2027	415,150
	705,000	6.75%, 03/15/2025	680,325
	1,030,000	KB Home 7.00%, 12/15/2021	1,102,100
		M/I Homes, Inc.
	1,020,000	5.63%, 08/01/2025	1,000,875
	1,595,000	6.75%, 01/15/2021	1,618,925
	1,915,000	Taylor Morrison Communities, Inc. 6.63%, 05/15/2022	1,977,237
	870,000	TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.88%, 06/15/2024	880,510

			7,675,122

		Household Products - 0.5%
	2,715,000	Revlon Consumer Products Corp. 6.25%, 08/01/2024	1,601,850

		Household Products/Wares - 0.5%
EUR	1,505,000	Diamond (BC) B.V. 5.63%, 08/15/2025(5)	1,618,800

		Insurance - 1.2%
	$1,830,000	Acrisure LLC / Acrisure Finance, Inc. 8.13%, 02/15/2024(1)	1,913,494
		Genworth Holdings, Inc.
	135,000	4.80%, 02/15/2024	112,050
	890,000	4.90%, 08/15/2023	752,050
	505,000	7.20%, 02/15/2021	493,637
	280,000	7.63%, 09/24/2021	273,000
	45,000	7.70%, 06/15/2020	45,000
	445,000	MGIC Investment Corp. 5.75%, 08/15/2023	477,263

			4,066,494

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 87.7% - (continued)
	Iron/Steel - 0.3%
$795,000	AK Steel Corp. 7.00%, 03/15/2027	$671,298
475,000	Steel Dynamics, Inc. 4.13%, 09/15/2025	471,438

		1,142,736

	Lodging - 3.2%
	Boyd Gaming Corp.
790,000	6.00%, 08/15/2026	820,613
1,285,000	6.38%, 04/01/2026	1,352,462
2,590,000	FelCor Lodging L.P. 6.00%, 06/01/2025	2,700,075
1,810,000	Jack Ohio Finance LLC / Jack Ohio Finance Corp. 6.75%, 11/15/2021(1)	1,866,562
790,000	MGM Resorts International 5.50%, 04/15/2027	814,688
1,390,000	Station Casinos LLC 5.00%, 10/01/2025(1)	1,365,675
1,850,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(1)	1,813,000

		10,733,075

	Machinery - Diversified - 0.5%
1,470,000	Cloud Crane LLC 10.13%, 08/01/2024(1)	1,580,250

	Media - 10.9%
	Altice France S.A.
2,330,000	7.38%, 05/01/2026(1)	2,360,581
2,215,000	8.13%, 02/01/2027(1)	2,314,675
1,285,000	Altice Luxembourg S.A. 7.63%, 02/15/2025(1)	1,211,112
	CCO Holdings LLC / CCO Holdings Capital Corp.
105,000	5.13%, 02/15/2023	106,706
1,685,000	5.13%, 05/01/2023(1)	1,727,125
495,000	5.75%, 09/01/2023	506,138
190,000	5.75%, 01/15/2024	194,750
2,485,000	5.75%, 02/15/2026(1)	2,595,582
	CSC Holdings LLC
1,840,000	5.13%, 12/15/2021(1)	1,844,600
1,800,000	5.25%, 06/01/2024	1,831,500
770,000	5.50%, 04/15/2027(1)	793,200
1,970,000	6.50%, 02/01/2029(1)	2,115,287
	DISH DBS Corp.
365,000	5.00%, 03/15/2023	334,431
2,830,000	6.75%, 06/01/2021	2,918,261
667,000	7.88%, 09/01/2019	675,338
	Gray Television, Inc.
1,520,000	5.13%, 10/15/2024(1)	1,546,600
400,000	5.88%, 07/15/2026(1)	412,252
887,000	Liberty Interactive LLC 8.25%, 02/01/2030	918,045
925,000	Quebecor Media, Inc. 5.75%, 01/15/2023	964,313
	Sinclair Television Group, Inc.
590,000	5.13%, 02/15/2027(1)	566,400
740,000	5.63%, 08/01/2024(1)	748,110
1,005,000	5.88%, 03/15/2026(1)	1,010,025
	TEGNA, Inc.
1,760,000	4.88%, 09/15/2021(1)	1,771,000
667,000	5.13%, 10/15/2019	669,501
810,000	6.38%, 10/15/2023	836,835
1,845,000	Tribune Media Co. 5.88%, 07/15/2022	1,870,830
	Viacom, Inc.
355,000	3 mo. USD LIBOR + 3.895%, 5.88%, 02/28/2057(8)	357,663
118,000	3 mo. USD LIBOR + 3.899%, 6.25%, 02/28/2057(8)	121,257
990,000	Videotron Ltd. 5.00%, 07/15/2022	1,030,373
959,000	WMG Acquisition Corp. 5.50%, 04/15/2026(1)	980,578
1,155,000	Ziggo B.V. 5.50%, 01/15/2027(1)	1,152,113

		36,485,181

The accompanying notes are an integral part of these financial statements.

52

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 87.7% - (continued)
	Metal Fabricate/Hardware - 0.6%
	Novelis Corp.
$650,000	5.88%, 09/30/2026(1)	$660,562
1,200,000	6.25%, 08/15/2024(1)	1,249,500

		1,910,062

	Mining - 0.5%
1,740,000	Constellium N.V. 5.88%, 02/15/2026(1)	1,766,100

	Miscellaneous Manufacturing - 0.6%
2,155,000	Bombardier, Inc. 6.13%, 01/15/2023(1)	2,157,694

	Office/Business Equipment - 1.0%
	Pitney Bowes, Inc.
340,000	4.63%, 03/15/2024	318,920
1,130,000	4.70%, 04/01/2023	1,101,750
2,000,000	Xerox Corp. 4.13%, 03/15/2023	1,980,600

		3,401,270

	Oil & Gas - 8.8%
2,610,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(1)	2,636,100
1,065,000	California Resources Corp. 8.00%, 12/15/2022(1)	809,400
905,000	Centennial Resource Production LLC 5.38%, 01/15/2026(1)	889,163
	Chesapeake Energy Corp.
1,750,000	7.00%, 10/01/2024	1,729,766
1,135,000	7.50%, 10/01/2026	1,098,113
1,330,000	8.00%, 06/15/2027	1,300,444
1,385,000	Energen Corp. 4.63%, 09/01/2021	1,400,401
280,000	EP Energy LLC / Everest Acquisition Finance, Inc. 7.75%, 05/15/2026(1)	249,200
1,690,000	Jagged Peak Energy LLC 5.88%, 05/01/2026	1,698,450
1,380,000	Laredo Petroleum, Inc. 5.63%, 01/15/2022	1,300,650
1,385,000	Matador Resources Co. 5.88%, 09/15/2026	1,395,387
	MEG Energy Corp.
390,000	6.38%, 01/30/2023(1)	368,550
1,210,000	6.50%, 01/15/2025(1)	1,216,050
1,065,000	7.00%, 03/31/2024(1)	1,010,089
	QEP Resources, Inc.
2,135,000	5.25%, 05/01/2023	2,076,287
200,000	5.38%, 10/01/2022	196,750
560,000	5.63%, 03/01/2026	524,541
235,000	6.80%, 03/01/2020	239,700
	SM Energy Co.
1,695,000	5.00%, 01/15/2024	1,588,003
575,000	5.63%, 06/01/2025	538,344
240,000	6.13%, 11/15/2022	242,400
735,000	6.63%, 01/15/2027	692,738
1,410,000	Sunoco L.P. / Sunoco Finance Corp. 6.00%, 04/15/2027(1)	1,462,875
2,405,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(1)	1,857,862
	WPX Energy, Inc.
970,000	5.25%, 09/15/2024	1,001,525
280,000	5.75%, 06/01/2026	289,450
382,000	6.00%, 01/15/2022	397,280
1,250,000	8.25%, 08/01/2023	1,426,562

		29,636,080

	Oil & Gas Services - 0.3%
	Weatherford International Ltd.
335,000	5.95%, 04/15/2042	211,050
880,000	6.50%, 08/01/2036	554,400
335,000	7.00%, 03/15/2038	212,725

		978,175

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 87.7% - (continued)
	Packaging & Containers - 4.7%
$1,840,000	ARD Finance S.A. (PIK 7.88%) 7.13%, 09/15/2023(9)	$1,842,300
	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
370,000	6.00%, 02/15/2025(1)	372,775
1,581,000	7.25%, 05/15/2024(1)	1,665,663
1,865,000	Berry Global, Inc. 6.00%, 10/15/2022	1,920,950
1,200,000	Crown Americas LLC / Crown Americas Capital Corp. 4.75%, 02/01/2026	1,219,500
	Flex Acquisition Co., Inc.
2,170,000	6.88%, 01/15/2025(1)	2,023,525
775,000	7.88%, 07/15/2026(1)	726,330
2,985,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(1)	3,123,056
	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
2,050,000	5.13%, 07/15/2023(1)	2,079,746
815,000	7.00%, 07/15/2024(1)	842,506

		15,816,351

	Pharmaceuticals - 3.6%
	Bausch Health Cos., Inc.
585,000	5.50%, 03/01/2023(1)	587,194
6,420,000	5.88%, 05/15/2023(1)	6,469,434
1,000,000	6.13%, 04/15/2025(1)	1,011,250
335,000	Catalent Pharma Solutions, Inc. 4.88%, 01/15/2026(1)	335,837
	Endo Dac / Endo Finance LLC / Endo Finco, Inc.
202,000	6.00%, 07/15/2023(1)	164,630
1,285,000	6.00%, 02/01/2025(1)	981,419
1,065,000	Teva Pharmaceutical Finance LLC 2.25%, 03/18/2020	1,049,148
	Teva Pharmaceutical Finance Netherlands B.V.
820,000	3.15%, 10/01/2026	687,973
790,000	6.75%, 03/01/2028	814,320

		12,101,205

	Pipelines - 3.5%
	Cheniere Corpus Christi Holdings LLC
1,110,000	5.13%, 06/30/2027	1,157,175
940,000	5.88%, 03/31/2025	1,012,850
2,095,000	DCP Midstream Operating L.P. 5.38%, 07/15/2025	2,202,285
	Energy Transfer Operating L.P.
670,000	5.50%, 06/01/2027	727,970
1,907,000	7.50%, 10/15/2020	2,028,229
1,180,000	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp. 4.75%, 10/01/2023(1)	1,192,437
3,225,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.50%, 07/15/2027(1)	3,454,781

		11,775,727

	Retail - 2.8%
3,570,000	1011778 BC ULC / New Red Finance, Inc. 5.00%, 10/15/2025(1)	3,543,225
1,055,000	Beacon Roofing Supply, Inc. 4.88%, 11/01/2025(1)	1,015,121
	L Brands, Inc.
1,465,000	5.25%, 02/01/2028	1,309,344
235,000	6.75%, 07/01/2036	204,450
105,000	6.88%, 11/01/2035	93,187
1,185,000	PetSmart, Inc. 5.88%, 06/01/2025(1)	1,073,906
2,360,000	United Rentals North America, Inc. 4.88%, 01/15/2028	2,342,300

		9,581,533

The accompanying notes are an integral part of these financial statements.

53

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 87.7% - (continued)
	Semiconductors - 2.1%
$930,000	Entegris, Inc. 4.63%, 02/10/2026(1)	$930,000
	Micron Technology, Inc.
325,000	4.64%, 02/06/2024	334,948
1,090,000	4.98%, 02/06/2026	1,122,319
1,025,000	5.50%, 02/01/2025	1,055,473
1,649,000	Qorvo, Inc. 5.50%, 07/15/2026(1)	1,719,083
	Sensata Technologies B.V.
1,005,000	5.00%, 10/01/2025(1)	1,030,125
770,000	5.63%, 11/01/2024(1)	818,125

		7,010,073

	Software - 3.0%
1,150,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%, 03/01/2025(1)	1,139,937
	First Data Corp.
610,000	5.38%, 08/15/2023(1)	623,664
2,110,000	5.75%, 01/15/2024(1)	2,174,619
544,000	Infor Software Parent LLC (7.13% Cash, 7.88% PIK) 7.13%, 05/01/2021(1)(9)	545,360
2,925,000	Infor U.S., Inc. 6.50%, 05/15/2022	2,977,094
1,790,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(1)	1,835,869
675,000	Western Digital Corp. 4.75%, 02/15/2026	651,375

		9,947,918

	Telecommunications - 6.6%
	Altice Financing S.A.
1,570,000	6.63%, 02/15/2023(1)	1,609,250
1,350,000	7.50%, 05/15/2026(1)	1,370,250
	CenturyLink, Inc.
2,601,000	5.63%, 04/01/2025	2,561,985
569,000	7.50%, 04/01/2024	610,964
1,250,000	Embarq Corp. 8.00%, 06/01/2036	1,232,812
	Frontier Communications Corp.
1,410,000	6.88%, 01/15/2025	747,300
1,710,000	8.50%, 04/01/2026(1)	1,611,675
1,730,000	Intelsat Jackson Holdings S.A. 8.50%, 10/15/2024(1)	1,712,700
1,435,000	Sprint Capital Corp. 6.88%, 11/15/2028	1,374,012
	Sprint Corp.
1,039,000	7.13%, 06/15/2024	1,041,273
2,660,000	7.25%, 09/15/2021	2,786,350
110,000	7.63%, 02/15/2025	111,100
3,621,000	7.88%, 09/15/2023	3,771,996
600,000	Telecom Italia Capital S.A. 7.20%, 07/18/2036	614,700
880,000	Telecom Italia S.p.A. 5.30%, 05/30/2024(1)	876,700

		22,033,067

	Textiles - 0.5%
1,705,000	Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC 7.50%, 05/01/2025(1)	1,696,475

	Toys/Games/Hobbies - 0.2%
530,000	Mattel, Inc. 6.75%, 12/31/2025(1)	530,166

	Trucking & Leasing - 0.5%
	Avolon Holdings Funding Ltd.
440,000	3.95%, 07/01/2024(1)	437,197
180,000	4.38%, 05/01/2026(1)	178,933
1,200,000	5.25%, 05/15/2024(1)	1,252,140

		1,868,270

	Total Corporate Bonds (cost $293,483,964)	$294,251,337

SENIOR FLOATING RATE INTERESTS - 5.5%(10)
	Auto Parts & Equipment - 0.3%
1,010,000	Panther BF Aggregator LP 1 mo. USD LIBOR + 3.500%, 0.00%, 04/30/2026(11)	$1,013,161

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 5.5%(10) - (continued)
	Chemicals - 0.1%
$305,000	Starfruit Finco B.V. 1 mo. USD LIBOR + 3.250%, 5.73%, 10/01/2025	$303,667

	Commercial Services - 1.1%
927,988	Blackhawk Network Holdings, Inc. 1 mo. USD LIBOR + 3.000%, 5.48%, 06/15/2025	927,218
1,990,000	Dun & Bradstreet Corp. 1 mo. USD LIBOR + 5.000%, 7.48%, 02/01/2026	2,003,691
784,075	Trans Union LLC 1 mo. USD LIBOR + 2.000%, 4.48%, 06/19/2025	783,424

		3,714,333

	Diversified Financial Services - 0.3%
973,234	Crown Finance U.S., Inc. 1 mo. USD LIBOR + 2.500%, 4.73%, 02/28/2025	968,270

	Food - 0.1%
297,750	CHG PPC Parent LLC 1 mo. USD LIBOR + 2.750%, 5.23%, 03/31/2025	297,566

	Gas - 0.1%
340,000	Messer Industries GmbH 1 mo. USD LIBOR + 2.500%, 5.10%, 03/01/2026	338,939

	Healthcare - Services - 0.3%
864,760	Syneos Health, Inc. 1 mo. USD LIBOR + 2.000%, 4.48%, 08/01/2024	861,880

	Household Products - 0.2%
543,125	Diamond (BC) B.V. 2 mo. USD LIBOR + 3.000%, 5.58%, 09/06/2024	522,758

	Insurance - 1.0%
2,168,613	Asurion LLC 1 mo. USD LIBOR + 3.000%, 5.48%, 11/03/2024	2,173,731
212,850	Genworth Holdings, Inc. 1 mo. USD LIBOR + 4.500%, 6.99%, 03/07/2023	214,446
947,838	Hub International Ltd. 2 mo. USD LIBOR + 2.750%, 5.34%, 04/25/2025	937,411

		3,325,588

	Leisure Time - 0.6%
2,195,375	Golden Entertainment, Inc. 1 mo. USD LIBOR + 3.000%, 5.48%, 10/21/2024	2,195,375

	Machinery - Diversified - 0.1%
510,365	Gardner Denver, Inc. 3 mo. USD LIBOR + 2.750%, 5.23%, 07/30/2024	511,070

	Media - 0.9%
1,692,900	PSAV Holdings LLC 3 mo. USD LIBOR + 3.250%, 5.75%, 03/01/2025	1,662,225
1,231,114	Shutterfly, Inc. 1 mo. USD LIBOR + 2.750%, 5.25%, 08/17/2024	1,226,878

		2,889,103

	Semiconductors - 0.1%
464,498	Microchip Technology, Inc. 1 mo. USD LIBOR + 2.000%, 4.49%, 05/29/2025	463,481

	Software - 0.3%
271,139	SS&C Technologies Holdings Europe S.a.r.l. 1 mo. USD LIBOR + 2.250%, 4.73%, 04/16/2025	271,174
588,239	SS&C Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 4.73%, 04/16/2025	588,263

		859,437

	Total Senior Floating Rate Interests (cost $18,260,212)	$18,264,628

The accompanying notes are an integral part of these financial statements.

54

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
CONVERTIBLE BONDS - 1.1%
	Commercial Services - 0.2%
$800,000	Cardtronics, Inc. 1.00%, 12/01/2020	$797,916

	Media - 0.3%
910,000	DISH Network Corp. 3.38%, 08/15/2026	834,755

	Semiconductors - 0.3%
	Microchip Technology, Inc.
381,000	1.63%, 02/15/2027	494,294
384,000	2.25%, 02/15/2037	505,252

		999,546

	Software - 0.3%
1,258,000	Western Digital Corp. 1.50%, 02/01/2024(1)	1,122,288

	Total Convertible Bonds (cost $3,905,534)	$3,754,505

COMMON STOCKS - 0.6%
	Consumer Services - 0.2%
69,500	Caesars Entertainment Corp.*	$650,520

	Diversified Financials - 0.2%
25,700	OneMain Holdings, Inc.	873,029

	Energy - 0.2%
104,555,002	KCA Deutag*(2)(3)(12)	575,052

	Total Common Stocks (cost $3,261,514)	$2,098,601

ESCROWS - 0.0%(13)
	Energy - Alternate Sources - 0.0%
3,200,000	TCEH Corp.*(2)(3)	$3

	Total Escrows (cost $—)	$3

	Total Long-Term Investments (cost $319,827,144)	$318,369,074

SHORT-TERM INVESTMENTS - 4.1%
	Other Investment Pools & Funds - 4.1%
13,780,495	Fidelity Institutional Government Fund, Institutional Class, 2.37%(14)	$13,780,495

	Total Short-Term Investments (cost $13,780,495)	$13,780,495

Total Investments (cost $333,607,639)	99.0%	$332,149,569
Other Assets and Liabilities	1.0%	3,391,799

Total Net Assets	100.0%	$335,541,368

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.
(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $152,894,947, representing 45.6% of net assets.

(2)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2019, the aggregate fair value of these securities was $575,055, which represented 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	Investment valued using significant unobservable inputs.

(4)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(5)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $9,439,542, representing 2.8% of net assets.

(6)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $260,000 at April 30, 2019.

(7)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(8)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2019.

(9)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(10)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of April 30, 2019.

(11)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(12)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $575,052 or 0.2% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
03/2011	KCA Deutag	104,555,002	$1,416,930	$575,052

(13)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(14)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.

55

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
5,316,093	USD	4,726,000	EUR	JPM	05/31/19	$1,184	$—

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	$—
Corporate Bonds	294,251,337	—	294,251,337	—
Senior Floating Rate Interests	18,264,628	—	18,264,628	—
Convertible Bonds	3,754,505	—	3,754,505	—
Common Stocks
Consumer Services	650,520	650,520	—	—
Diversified Financials	873,029	873,029	—	—
Energy	575,052	—	—	575,052
Escrows	3	—	—	3
Short-Term Investments	13,780,495	13,780,495	—	—
Foreign Currency Contracts(2)	1,184	—	1,184	—

Total	$332,150,753	$15,304,044	$316,271,654	$575,055

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six-month period ended April 30, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

56

The Hartford Inflation Plus Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 3.9%
	Asset-Backed - Finance & Insurance - 0.4%
$1,360,000	HSI Asset Securitization Corp. Trust 1 mo. USD LIBOR + 0.270%, 2.75%, 02/25/2036(1)	$1,344,481
861,297	Pretium Mortgage Credit Partners LLC 4.21%, 07/25/2060(2)(3)	864,254

		2,208,735

	Asset-Backed - Home Equity - 0.1%
693,357	GSAA Home Equity Trust 5.99%, 06/25/2036(4)	313,266
718,080	Renaissance Home Equity Loan Trust 6.12%, 11/25/2036(3)	418,979

		732,245

	Other ABS - 1.0%
1,767,802	Legacy Mortgage Asset Trust 4.00%, 01/25/2059(2)(3)	1,781,326
747,869	Pretium Mortgage Credit Partners LLC 4.83%, 09/25/2058(2)(3)	754,561
1,693,335	VOLT LXXIV LLC 4.58%, 11/25/2048(2)(3)	1,709,983
1,072,044	VOLT LXXV LLC 4.34%, 01/25/2049(2)(3)	1,080,567

		5,326,437

	Whole Loan Collateral CMO - 2.4%
515,847	Adjustable Rate Mortgage Trust 1 mo. USD LIBOR + 0.540%, 3.02%, 11/25/2035(1)	513,654
872,476	Banc of America Funding Trust 6.05%, 10/25/2036(3)	823,237
237,675	Bear Stearns Adjustable Rate Mortgage Trust 12 mo. USD CMT + 2.300%, 4.73%, 10/25/2035(1)	241,426
488,365	Chase Mortgage Finance Trust 4.27%, 12/25/2035(4)	473,769
422,667	Deutsche Alt-A Securities Mortgage Loan Trust 1 mo. USD LIBOR + 0.150%, 2.63%, 12/25/2036(1)	379,626
	Fannie Mae Connecticut Avenue Securities
1,190,954	1 mo. USD LIBOR + 3.000%, 5.48%, 07/25/2024(1)	1,272,682
282,979	1 mo. USD LIBOR + 4.900%, 7.38%, 11/25/2024(1)	318,526
157,058	1 mo. USD LIBOR + 5.700%, 8.18%, 04/25/2028(1)	178,775
135,237	1 mo. USD LIBOR + 6.000%, 8.48%, 09/25/2028(1)	153,721
191,099	GreenPoint Mortgage Funding Trust 12 mo. USD MTA + 1.400%, 3.85%, 10/25/2045(1)	163,780
468,836	GSR Mortgage Loan Trust 4.31%, 10/25/2035(4)	389,394
528,391	HarborView Mortgage Loan Trust 1 mo. USD LIBOR + 0.190%, 2.68%, 01/19/2038(1)	498,129
2,236,376	IndyMac Index Mortgage Loan Trust 1 mo. USD LIBOR + 0.290%, 2.77%, 01/25/2036(1)	1,855,257
763,762	JP Morgan Mortgage Trust 4.20%, 01/25/2037(4)	732,238
	MASTR Adjustable Rate Mortgages Trust
1,023,774	1 mo. USD LIBOR + 0.240%, 2.72%, 05/25/2037(1)	600,052
8,561	4.45%, 11/21/2034(4)	8,842
1,607,936	New Residential Mortgage Loan Trust 4.34%, 02/26/2024(2)(3)	1,620,934
	Residential Funding Mortgage Securities, Inc.
179,445	4.80%, 02/25/2036(4)	165,446
360,373	6.00%, 07/25/2037	339,490
487,502	Structured Adjustable Rate Mortgage Loan Trust 4.55%, 06/25/2035(4)	438,415

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 3.9% - (continued)
		Whole Loan Collateral CMO - 2.4% - (continued)
	$545,363	WaMu Mortgage Pass-Through Certificates Trust 1 mo. USD LIBOR + 0.420%, 2.90%, 06/25/2044(1)	$534,875
	686,434	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 12 mo. USD MTA + 0.830%, 3.28%, 11/25/2046(1)	627,080

			12,329,348

		Total Asset & Commercial Mortgage Backed Securities (cost $20,027,729)	$20,596,765

FOREIGN GOVERNMENT OBLIGATIONS - 2.6%
		Argentina - 0.1%
ARS	18,856,000	Argentina POM Politica Monetaria 70.35%, 06/21/2020(4)	$424,977

		Brazil - 1.3%
		Brazil Notas do Tesouro Nacional
BRL	12,202,959	6.00%, 05/15/2019(5)	3,128,951
	12,701,499	6.00%, 08/15/2022(5)	3,478,244

			6,607,195

		Colombia - 0.3%
COP	5,227,835,067	Colombian TES 4.75%, 02/23/2023(5)	1,752,863

		Russia - 0.7%
RUB	235,585,192	Russian Federal Inflation Linked Bond 2.50%, 08/16/2023(5)	3,531,250

		South Africa - 0.2%
ZAR	21,425,221	South Africa Government Bond - CPI Linked 1.88%, 02/28/2033(5)	1,305,885

		Total Foreign Government Obligations (cost $15,743,880)	$13,622,170

SENIOR FLOATING RATE INTERESTS - 5.1%(6)
		Aerospace/Defense - 0.1%
	$179,387	Circor International, Inc. 1 mo. USD LIBOR + 3.500%, 5.98%, 12/11/2024	$178,938
	589,383	TransDigm, Inc. 1 mo. USD LIBOR + 2.500%, 4.98%, 06/09/2023	587,138

			766,076

		Airlines - 0.1%
	320,100	American Airlines, Inc. 1 mo. USD LIBOR + 2.000%, 4.48%, 04/28/2023	317,619

		Auto Manufacturers - 0.0%
	103,688	Navistar International Corp. 1 mo. USD LIBOR + 3.500%, 5.99%, 11/06/2024	103,636

		Auto Parts & Equipment - 0.1%
	110,000	Adient U.S. LLC 1 mo. USD LIBOR + 4.250%, 0.00%, 04/25/2024(7)	109,966
	101,670	Altra Industrial Motion Corp. 1 mo. USD LIBOR + 2.000%, 4.48%, 10/01/2025	101,353
	125,000	Panther BF Aggregator LP 1 mo. USD LIBOR + 3.500%, 0.00%, 04/30/2026(7)	125,391

			336,710

		Biotechnology - 0.0%
	98,492	Sotera Health Holdings LLC 1 mo. USD LIBOR + 3.000%, 5.48%, 05/15/2022	97,631

		Chemicals - 0.2%
	113,850	Axalta Coating Systems U.S. Holdings, Inc. 3 mo. USD LIBOR + 1.750%, 4.35%, 06/01/2024	113,138

The accompanying notes are an integral part of these financial statements.

57

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 5.1%(6) - (continued)
		Chemicals - 0.2% - (continued)
	$117,468	Cabot Microelectronics Corp. 1 mo. ICE LIBOR + 2.250%, 4.75%, 11/14/2025	$117,762
EUR	102,448	CTC AcquiCo GmbH 3 mo. EURIBOR + 2.750%, 2.75%, 03/07/2025	113,104
	$301,583	Minerals Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 4.77%, 02/14/2024	300,956
	99,750	Platform Specialty Products Corp. 1 mo. ICE LIBOR + 2.250%, 4.73%, 01/30/2026	99,813
	90,438	Tronox Finance LLC 3 mo. USD LIBOR + 3.000%, 5.48%, 09/23/2024	90,608
	75,001	Univar, Inc. 1 mo. USD LIBOR + 2.250%, 4.73%, 07/01/2024	75,033
	139,300	WR Grace & Co. 3 mo. USD LIBOR + 1.750%, 4.35%, 04/03/2025	138,847

			1,049,261

		Commercial Services - 0.4%
	109,725	Allied Universal Holdco LLC 2 mo. USD LIBOR + 4.250%, 6.73%, 07/28/2022	108,271
	198,999	Blackhawk Network Holdings, Inc. 1 mo. USD LIBOR + 3.000%, 5.48%, 06/15/2025	198,834
	100,000	Dun & Bradstreet Corp. 1 mo. USD LIBOR + 5.000%, 7.48%, 02/01/2026	100,688
	114,614	KAR Auction Services, Inc. 3 mo. USD LIBOR + 2.500%, 5.13%, 03/09/2023	114,471
	139,423	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 11/15/2023	138,701
	218,812	Russell Investments U.S. Inst’l Holdco, Inc. 3 mo. USD LIBOR + 3.250%, 5.85%, 06/01/2023	218,156
	284,925	Tempo Acquisition LLC 1 mo. USD LIBOR + 3.000%, 5.48%, 05/01/2024	284,985
	158,437	Trans Union LLC 1 mo. USD LIBOR + 2.000%, 4.48%, 04/10/2023	158,437
	482,575	United Rentals, Inc. 1 mo. ICE LIBOR + 1.750%, 4.23%, 10/31/2025	482,749
EUR	135,000	Verisure Holding AB 3 mo. EURIBOR + 3.500%, 3.50%, 10/21/2022	151,416
	$146,625	Xerox Business Services LLC 1 mo. USD LIBOR + 2.500%, 4.98%, 12/07/2023	146,625

			2,103,333

		Distribution/Wholesale - 0.0%
	99,250	Hamilton Holdco LLC 1 mo. USD LIBOR + 2.000%, 4.61%, 07/02/2025	99,126

		Diversified Financial Services - 0.3%
	196,000	AlixPartners LLP 3 mo. USD LIBOR + 2.750%, 5.23%, 04/04/2024	196,061
	122,835	Crown Finance U.S., Inc. 1 mo. USD LIBOR + 2.500%, 4.73%, 02/28/2025	122,209
	500,000	Delos Finance S.a.r.l. 3 mo. USD LIBOR + 1.750%, 4.35%, 10/06/2023	500,520
	124,323	Fortress Investment Group LLC 1 mo. USD LIBOR + 2.000%, 4.48%, 12/27/2022	124,763
EUR	97,014	Nets Holding A/S 3 mo. EURIBOR + 3.000%, 3.00%, 02/06/2025	107,679
	$267,300	Worldpay LLC 3 mo. USD LIBOR + 1.750%, 4.36%, 08/09/2024	267,268

			1,318,500

		Electronics - 0.0%
	99,750	Resideo Funding Inc. 3 mo. USD LIBOR + 2.000%, 4.61%, 10/24/2025	99,625

		Energy - Alternate Sources - 0.1%
	83,326	AES Corp. 3 mo. USD LIBOR + 1.750%, 4.38%, 05/31/2022	83,326

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 5.1%(6) - (continued)
		Energy - Alternate Sources - 0.1% - (continued)
	$183,613	BCP Renaissance Parent LLC 3 mo. USD LIBOR + 3.500%, 6.08%, 10/31/2024	$184,393
	141,738	TEX Operations Co. LLC 1 mo. USD LIBOR + 2.000%, 4.48%, 08/04/2023	141,722

			409,441

		Engineering & Construction - 0.0%
	221,063	Brand Energy & Infrastructure Services, Inc. 3 mo. USD LIBOR + 4.250%, 6.85%, 06/21/2024	216,641

		Entertainment - 0.0%
	144,275	Wyndham Hotels & Resorts, Inc. 1 mo. USD LIBOR + 1.750%, 4.23%, 05/30/2025	144,072

		Environmental Control - 0.1%
	124,538	Advanced Disposal Services, Inc. 1 Week USD LIBOR + 2.250%, 4.68%, 11/10/2023	124,734
	147,375	Clean Harbors, Inc. 1 mo. USD LIBOR + 1.750%, 4.23%, 06/28/2024	147,302

			272,036

		Food - 0.0%
	178,568	Post Holdings, Inc. 1 mo. USD LIBOR + 2.000%, 4.49%, 05/24/2024	178,568

		Food Service - 0.0%
	93,266	Aramark Services, Inc. 3 mo. USD LIBOR + 1.750%, 4.23%, 03/11/2025	93,033

		Gas - 0.0%
	100,000	Messer Industries GmbH 1 mo. USD LIBOR + 2.500%, 5.10%, 03/01/2026	99,688

		Healthcare - Services - 0.2%
	184,538	Envision Healthcare Corp. 1 mo. USD LIBOR + 3.750%, 6.23%, 10/10/2025	178,141
	134,101	Gentiva Health Services, Inc. 1 mo. USD LIBOR + 3.750%, 6.25%, 07/02/2025	134,353
EUR	163,763	IQVIA, Inc. 3 mo. EURIBOR + 2.000%, 2.50%, 06/11/2025	183,590
	$277,248	MPH Acquisition Holdings LLC 3 mo. USD LIBOR + 2.750%, 5.35%, 06/07/2023	274,351
	95,378	Syneos Health, Inc. 1 mo. USD LIBOR + 2.000%, 4.48%, 08/01/2024	95,060
	101,416	Team Health Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 02/06/2024	94,951
	249,037	Universal Health Services, Inc. 1 mo. USD LIBOR + 1.750%, 4.23%, 10/31/2025	249,037

			1,209,483

		Household Products - 0.0%
	102,375	Revlon Consumer Products Corp. 1 mo. USD LIBOR + 3.500%, 6.13%, 09/07/2023	79,341

		Insurance - 0.2%
	674,900	Asurion LLC 1 mo. USD LIBOR + 3.000%, 5.48%, 11/03/2023	676,695
	213,388	Hub International Ltd. 2 mo. USD LIBOR + 2.750%, 5.34%, 04/25/2025	211,040
	179,550	Sedgwick Claims Management Services, Inc. 1 mo. USD LIBOR + 3.250%, 5.73%, 12/31/2025	178,967

			1,066,702

		IT Services - 0.1%
	248,750	Science Applications International Corp. 1 mo. ICE LIBOR + 1.750%, 4.23%, 10/31/2025	248,128

The accompanying notes are an integral part of these financial statements.

58

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 5.1%(6) - (continued)
	Leisure Time - 0.2%
$439,597	Caesars Resort Collection LLC 1 mo. USD LIBOR + 2.750%, 5.23%, 12/22/2024	$440,788
145,162	Eldorado Resorts LLC 2 mo. USD LIBOR + 2.250%, 4.75%, 04/17/2024	144,920
246,075	Golden Entertainment, Inc. 1 mo. USD LIBOR + 3.000%, 5.48%, 10/21/2024	246,075
99,750	Penn National Gaming, Inc. 3 mo. USD LIBOR + 2.250%, 4.73%, 10/15/2025	99,766

		931,549

	Lodging - 0.2%
170,746	Boyd Gaming Corp. 1 week USD LIBOR + 2.250%, 4.67%, 09/15/2023	170,770
271,563	Caesars Entertainment Operating Co. 1 mo. USD LIBOR + 2.000%, 4.48%, 10/06/2024	270,148
166,993	Station Casinos LLC 1 mo. USD LIBOR + 2.500%, 4.99%, 06/08/2023	167,076
219,450	Wynn Resorts, Limited 1 mo. USD LIBOR + 2.250%, 4.76%, 10/30/2024	217,490

		825,484

	Machinery - Construction & Mining - 0.0%
149,625	Brookfield WEC Holdings, Inc. 1 mo. USD LIBOR + 3.500%, 5.98%, 08/01/2025	150,444
86,845	Pike Corp. 1 mo. USD LIBOR + 3.500%, 5.99%, 03/23/2025	87,225

		237,669

	Media - 0.7%
118,200	Altice Financing S.A. 3 mo. USD LIBOR + 2.750%, 5.23%, 01/31/2026	114,038
291,806	Charter Communications Operating LLC 1 mo. USD LIBOR + 2.000%, 4.49%, 04/30/2025	292,323
	CSC Holdings LLC
295,837	1 mo. USD LIBOR + 2.250%, 4.72%, 07/17/2025	294,317
189,525	1 mo. ICE LIBOR + 2.250%, 4.72%, 01/15/2026	188,530
189,525	Gray Television, Inc. 1 mo. ICE LIBOR + 2.500%, 4.98%, 01/02/2026	189,809
99,000	Lamar Media Corp. 1 mo. USD LIBOR + 1.750%, 4.25%, 03/14/2025	99,062
322,612	Numericable Group S.A. 3 mo. USD LIBOR + 3.688%, 6.16%, 01/31/2026	313,902
198,248	PSAV Holdings LLC 3 mo. USD LIBOR + 3.250%, 5.85%, 03/01/2025	194,656
75,070	Shutterfly, Inc. 1 mo. USD LIBOR + 2.750%, 5.35%, 08/17/2024	74,812
240,000	Telenet Financing USD LLC 1 mo. USD LIBOR + 2.250%, 4.72%, 08/15/2026	239,100
	Unitymedia Finance LLC
190,000	1 mo. USD LIBOR + 2.000%, 4.47%, 06/01/2023	189,498
225,000	1 mo. USD LIBOR + 2.250%, 4.72%, 09/30/2025	224,532
145,000	1 mo. USD LIBOR + 2.250%, 4.72%, 01/15/2026	144,597
216,557	UPC Financing Partnership 1 mo. USD LIBOR + 2.500%, 4.97%, 01/15/2026	216,546
670,000	Virgin Media Bristol LLC 1 mo. USD LIBOR + 2.500%, 4.97%, 01/15/2026	671,595

		3,447,317

	Miscellaneous Manufacturing - 0.1%
162,774	H.B. Fuller Co. 1 mo. USD LIBOR + 2.000%, 4.49%, 10/20/2024	162,037

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 5.1%(6) - (continued)
	Miscellaneous Manufacturing - 0.1% - (continued)
$246,250	USI, Inc. 3 mo. USD LIBOR + 3.000%, 5.60%, 05/16/2024	$243,664

		405,701

	Oil & Gas - 0.0%
100,000	California Resources Corp. 1 mo. USD LIBOR + 4.750%, 7.23%, 12/31/2022	96,750
104,475	NorthRiver Midstream Finance L.P. 1 mo. USD LIBOR + 3.250%, 5.85%, 10/01/2025	104,808

		201,558

	Packaging & Containers - 0.2%
257,398	Berry Global, Inc. 3 mo. USD LIBOR + 1.750%, 4.23%, 02/08/2020	257,197
53,663	Crown Americas LLC 1 Week USD LIBOR + 2.000%, 4.48%, 04/03/2025	53,970
161,700	Flex Acquisition Co., Inc. 3 mo. USD LIBOR + 3.000%, 5.63%, 12/29/2023	159,072
697,468	Reynolds Group Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 02/05/2023	698,360

		1,168,599

	Pharmaceuticals - 0.2%
190,000	Bausch Health Companies, Inc. 1 mo. USD LIBOR + 2.750%, 5.22%, 11/27/2025	190,086
363,525	Endo Luxembourg Finance Co., S.a r.l. 1 mo. USD LIBOR + 4.250%, 6.75%, 04/29/2024	358,981
266,679	IQVIA, Inc. 3 mo. USD LIBOR + 2.000%, 4.60%, 03/07/2024	266,612
101,750	Valeant Pharmaceuticals International, Inc. 1 mo. USD LIBOR + 3.000%, 5.47%, 06/02/2025	102,153

		917,832

	Real Estate - 0.1%
180,412	KFC Holding Co. 1 mo. USD LIBOR + 1.750%, 4.23%, 04/03/2025	180,148
219,545	VICI Properties LLC 1 mo. USD LIBOR + 2.000%, 4.49%, 12/20/2024	219,089

		399,237

	REITS - 0.1%
257,050	MGM Growth Properties Operating Partnership L.P. 1 mo. USD LIBOR + 2.000%, 4.48%, 03/21/2025	256,821

	Retail - 0.3%
258,415	Albertsons LLC 3 mo. USD LIBOR + 3.000%, 5.61%, 12/21/2022	258,621
490,000	American Builders & Contractors Supply Co., Inc. 1 mo. USD LIBOR + 2.000%, 4.48%, 10/31/2023	485,507
122,500	B.C. Unlimited Liability Co. 1 mo. USD LIBOR + 2.250%, 4.73%, 02/16/2024	122,092
197,000	Bass Pro Group LLC 1 mo. USD LIBOR + 5.000%, 7.48%, 09/25/2024	196,508
277,771	Coty, Inc. 1 mo. USD LIBOR + 2.250%, 4.72%, 04/07/2025	270,944
311,715	Michaels Stores, Inc. 1 mo. USD LIBOR + 2.500%, 5.03%, 01/30/2023	309,670
128,375	Staples, Inc. 3 mo. USD LIBOR + 5.000%, 7.60%, 04/09/2026	126,706

		1,770,048

	Semiconductors - 0.1%
154,612	Entegris, Inc. 1 mo. USD LIBOR + 2.000%, 4.48%, 11/01/2025	154,612

The accompanying notes are an integral part of these financial statements.

59

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 5.1%(6) - (continued)
	Semiconductors - 0.1% - (continued)
$75,406	Microchip Technology, Inc. 1 mo. USD LIBOR + 2.000%, 4.49%, 05/29/2025	$75,240
102,254	ON Semiconductor Corp. 1 mo. USD LIBOR + 1.750%, 4.23%, 03/31/2023	101,743

		331,595

	Software - 0.7%
154,448	Almonde, Inc. 3 mo. USD LIBOR + 3.500%, 6.10%, 06/13/2024	153,031
240,000	Change Healthcare Holdings LLC 1 mo. USD LIBOR + 2.750%, 5.23%, 03/01/2024	239,871
201,297	Dell, Inc. 1 mo. USD LIBOR + 2.000%, 4.49%, 09/07/2023	201,297
	First Data Corp.
556,938	1 mo. USD LIBOR + 2.000%, 4.48%, 07/08/2022	556,904
412,475	1 mo. USD LIBOR + 2.000%, 4.48%, 04/26/2024	412,351
256,733	Global Payments, Inc. 1 mo. USD LIBOR + 1.750%, 4.23%, 04/21/2023	256,332
225,728	Go Daddy Operating Co. LLC 1 mo. USD LIBOR + 2.000%, 4.48%, 02/15/2024	226,010
553,883	Infor U.S., Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 02/01/2022	553,983
17,882	MA FinanceCo. LLC 1 mo. USD LIBOR + 2.500%, 4.98%, 06/21/2024	17,815
120,758	Seattle Spinco, Inc. 1 mo. USD LIBOR + 2.500%, 4.98%, 06/21/2024	120,305
43,983	SS&C Technologies Holdings Europe S.a.r.l. 1 mo. USD LIBOR + 2.250%, 4.73%, 04/16/2025	43,989
270,462	SS&C Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 4.73%, 04/16/2025	270,445
100,000	Ultimate Software Group, Inc. 0.00%, 03/15/2026(7)	100,650
206,325	Verint Systems Inc. 1 mo. USD LIBOR + 2.000%, 4.50%, 06/28/2024	206,455
481,388	WEX, Inc. 1 mo. USD LIBOR + 2.250%, 4.73%, 06/30/2023	481,840

		3,841,278

	Telecommunications - 0.3%
99,747	CenturyLink, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 01/31/2025	99,055
149,001	Ciena Corp. 1 mo. USD LIBOR + 2.000%, 4.49%, 09/26/2025	149,094
375,000	Level 3 Financing, Inc. 1 mo. USD LIBOR + 2.250%, 4.73%, 02/22/2024	375,094
431,200	Sprint Communications, Inc. 1 mo. USD LIBOR + 2.500%, 5.00%, 02/02/2024	418,372
216,785	Univision Communications, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 03/15/2024	208,385
100,095	Zayo Group LLC 1 mo. USD LIBOR + 2.250%, 4.73%, 01/19/2024	100,020

		1,350,020

	Transportation - 0.0%
49,074	B.C. Unlimited Liability Co. 1 mo. USD LIBOR + 4.000%, 6.60%, 04/06/2026	49,279
91,277	Dynasty Acquisition Co., Inc. 1 mo. USD LIBOR + 4.000%, 6.60%, 04/06/2026	91,658

		140,937

	Total Senior Floating Rate Interests (cost $26,620,036)	$26,534,295

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 7.6%
	Mortgage-Backed Agencies - 7.6%
	FHLMC - 0.3%
$1,163,704	1 mo. USD LIBOR + 4.250%, 6.73%, 11/25/2023(1)	$1,269,997

	FNMA - 7.3%
36,800,000	3.50%, 05/01/2049(8)	37,132,781
1,345,000	1 mo. USD LIBOR + 2.400%, 4.88%, 04/25/2031(1)(2)	1,372,994

		38,505,775

	Total U.S. Government Agencies (cost $39,800,480)	$39,775,772

U.S. GOVERNMENT SECURITIES - 87.6%
	U.S. Treasury Securities - 87.6%
$154,434,218	0.13%, 04/15/2021(5)	$153,222,000
67,139,790	0.13%, 07/15/2024(5)(9)	66,444,063
9,389,432	0.13%, 07/15/2026(5)	9,171,871
9,795,703	0.25%, 01/15/2025(5)	9,692,707
44,026,959	0.38%, 07/15/2025(5)	43,974,028
49,382,043	0.50%, 01/15/2028(5)(10)	49,208,782
88,736,670	0.63%, 01/15/2026(5)	89,552,590
31,791,920	0.75%, 07/15/2028(5)(11)	32,457,662
5,540,203	0.88%, 01/15/2029(5)	5,707,545
700,000	2.75%, 09/30/2020(11)	703,938

		460,135,186

	Total U.S. Government Securities (cost $458,480,867)	$460,135,186

	Total Long-Term Investments (cost $560,672,992)	$560,664,188

SHORT-TERM INVESTMENTS - 0.4%
	Other Investment Pools & Funds - 0.4%
$2,251,688	Fidelity Institutional Government Fund, Institutional Class, 2.37%(12)	$2,251,688

	Total Short-Term Investments (cost $2,251,688)	$2,251,688

Total Investments Excluding Purchased Options (cost $562,924,680)	107.2%	$562,915,876

Total Purchased Options (cost $418,579)	0.0%	$95,374

Total Investments (cost $563,343,259)	107.2%	$563,011,250
Other Assets and Liabilities	(7.2)%	(38,003,716)

Total Net Assets	100.0%	$525,007,534

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types. For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2019.

The accompanying notes are an integral part of these financial statements.

60

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $9,184,619 representing 1.7% of net assets.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(6)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of April 30, 2019.

(7)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(8)	Represents or includes a TBA transaction.

(9)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(10)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

(11)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(12)	Current yield as of period end.

OTC Swaption Contracts Outstanding at April 30, 2019
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Puts
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 03/20/30*	MSC	3.00%	Receive	03/18/20	USD	17,326,000	17,326,000	$78,746	$217,874	$(139,128)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 12/11/29*	BOA	3.20%	Receive	12/09/19	USD	14,650,000	14,650,000	16,628	200,705	(184,077)

Total Puts							31,976,000	$95,374	$418,579	$(323,205)

Total purchased swaption contracts							31,976,000	$95,374	$418,579	$(323,205)

*	Swaptions with forward premiums.

Futures Contracts Outstanding at April 30, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Canadian Government 10-Year Bond Future	17	06/19/2019	$1,753,422	$(736)
U.S. Treasury 2-Year Note Future	181	06/28/2019	38,554,414	85,506
U.S. Treasury 10-Year Note Future	137	06/19/2019	16,943,047	100,559

Total				$185,329

Short position contracts:
Australian 10-Year Bond Future	68	06/17/2019	$6,628,672	$(60,720)
Euro-Bund Future	16	06/06/2019	2,966,589	248
U.S. Treasury 5-Year Note Future	69	06/28/2019	7,979,203	(13,306)
U.S. Treasury 10-Year Ultra Future	18	06/19/2019	2,372,062	5,062
U.S. Treasury Ultra Bond Future	44	06/19/2019	7,228,375	(15,462)

Total				$(84,178)

Total futures contracts				$101,151

The accompanying notes are an integral part of these financial statements.

61

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2019
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CMBX.NA.AAA.6	GSC	USD	18,892,662	0.50%	05/11/63	Monthly	$—	$(14,589)	$160,364	$174,953

Total traded indices							$—	$(14,589)	$160,364	$174,953

Total OTC contracts							$—	$(14,589)	$160,364	$174,953

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2019
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
BCLY	2.00% Fixed	CPURNSA	USD	12,310,000	01/15/22	At Maturity	$—	$—	$(95,520)	$(95,520)
BCLY	2.29% Fixed	CPURNSA	USD	25,572,000	01/15/22	At maturity	—	—	(345,745)	(345,745)
BOA	2.12% Fixed	CPURNSA	USD	8,580,000	01/15/24	At maturity	—	—	(76,909)	(76,909)

Total							$—	$—	$(518,174)	$(518,174)

Centrally Cleared Interest Rate Swap Contracts Outstanding at April 30, 2019
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
12 Mo. Federal Funds Rate	1.00% Fixed	USD	3,322,000	09/29/26	Annual	$74,702	$—	$290,338	$215,636
12M Federal Funds Rate	0.93% Fixed	USD	13,439,000	08/22/24	Annual	—	—	900,047	900,047
12M Federal Funds Rate	1.03% Fixed	USD	9,012,000	09/06/26	Annual	—	—	763,722	763,722
3 Mo. USD LIBOR	2.36% Fixed	USD	6,700,000	04/09/24	Semi-Annual	—	—	(10,922)	(10,922)
3 Mo. USD LIBOR	2.36% Fixed	USD	7,150,000	04/09/24	Semi-Annual	—	—	(11,994)	(11,994)
3 Mo. USD LIBOR	2.36% Fixed	USD	6,965,000	04/09/24	Semi-Annual	—	—	(12,508)	(12,508)
3 Mo. USD LIBOR	2.36% Fixed	USD	9,540,000	04/09/24	Semi-Annual	—	—	(15,101)	(15,101)

Total						$74,702	$—	$1,903,582	$1,828,880

Bond Forward Contracts Outstanding at April 30, 2019
Counterparty	Reference Obligation	Notional Amount		Expiration Date	Unrealized Appreciation/ (Depreciation)
DEUT	U.S. Treasury Bonds(5), 0.13%, 07/15/2024	USD	12,412,011	12/01/2018	$15,498
GSC	U.S. Treasury Bonds(5), 2.38%, 01/15/2025	USD	25,941,869	12/01/2018	6,330
MLI	U.S. Treasury Bonds(5), 0.63%, 01/15/2026	USD	20,209,589	12/01/2018	(10,695)

Total					$11,133

Foreign Currency Contracts Outstanding at April 30, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
4,409,000	AUD	3,104,399	USD	JPM	05/31/19	$6,151	$—
5,630,000	CAD	4,188,038	USD	BCLY	05/31/19	17,849	—
4,691,000	EUR	5,276,723	USD	JPM	05/31/19	—	(1,175)
7,236,000	GBP	9,387,842	USD	JPM	05/31/19	63,968	—
1,047,027,000	JPY	9,384,148	USD	ANZ	05/31/19	39,744	—
6,546,910	USD	25,184,000	BRL	SCB	06/19/19	149,728	—
264,738	USD	1,045,000	BRL	MSC	06/19/19	—	(710)
1,783,071	USD	5,620,240,000	COP	MSC	06/19/19	49,158	—
344,208	USD	306,000	EUR	JPM	05/31/19	77	—

The accompanying notes are an integral part of these financial statements.

62

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
3,447,958	USD	228,953,000	RUB	GSC	06/19/19	$—	$(67,458)
1,312,956	USD	19,012,000	ZAR	BNP	06/19/19	—	(8,244)

Total						$326,675	$(77,587)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$20,596,765	$—	$20,596,765	$—
Foreign Government Obligations	13,622,170	—	13,622,170	—
Senior Floating Rate Interests	26,534,295	—	26,534,295	—
U.S. Government Agencies	39,775,772	—	39,775,772	—
U.S. Government Securities	460,135,186	—	460,135,186	—
Short-Term Investments	2,251,688	2,251,688	—	—
Purchased Options	95,374	—	95,374	—
Bond Forward Contracts(2)	21,828	—	21,828	—
Foreign Currency Contracts(2)	326,675	—	326,675	—
Futures Contracts(2)	191,375	191,375	—	—
Swaps - Credit Default(2)	174,953	—	174,953	—
Swaps - Interest Rate(2)	1,879,405	—	1,879,405	—

Total	$565,605,486	$2,443,063	$563,162,423	$—

Liabilities
Bond Forward Contracts(2)	$(10,695)	$—	$(10,695)	$—
Foreign Currency Contracts(2)	(77,587)	—	(77,587)	—
Futures Contracts(2)	(90,224)	(90,224)	—	—
Swaps - Interest Rate(2)	(568,699)	—	(568,699)	—

Total	$(747,205)	$(90,224)	$(656,981)	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

63

Hartford Municipal Income Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6%
	Alabama - 2.9%
$145,000	Alabama 21st Century Auth Rev 5.00%, 06/01/2021	$153,758
200,000	Birmingham, AL, Water Works Board Water Rev 5.00%, 01/01/2029	240,608
150,000	Jefferson County, AL, Board of Education 5.00%, 02/01/2046	172,053
300,000	State of Alabama Port Auth, Docks Facs 5.00%, 10/01/2024	339,168
100,000	Tuscaloosa County, AL, Industrial Dev Auth 5.25%, 05/01/2044(1)	107,126

		1,012,713

	Alaska - 0.3%
100,000	CIVIC Ventures, AK, Rev 5.00%, 09/01/2023	111,802

	Arizona - 1.9%
100,000	Maricopa County, AZ, Industrial Dev Auth 5.00%, 09/01/2042	114,235
200,000	Maricopa County, AZ, Pollution Control Corp. 5.00%, 06/01/2035	204,474
200,000	Salt Verde Financial Corp., AZ, Rev 5.00%, 12/01/2037	251,880
110,000	Tempe, AZ, Industrial Dev Auth 4.00%, 10/01/2023(1)	110,689

		681,278

	California - 5.6%
250,000	Abag Finance Auth for Nonprofit Corps., CA, Rev 6.00%, 08/01/2030	274,145
230,000	California County Tobacco Securitization Agency 5.00%, 06/01/2020	236,511
250,000	California State, GO 5.00%, 04/01/2035	308,845
100,000	City of Los Angeles, CA, Department of Airports 5.00%, 05/15/2026	118,163
45,000	Elk Grove, CA, Finance Auth Special Tax 5.00%, 09/01/2032	52,268
325,000	Fresno, CA, Unified School Dist 0.00%, 08/01/2032(2)	206,515
90,000	Los Angeles County, CA, Metropolitan Transportation Auth 4.00%, 06/01/2034	98,925
	Orange County, CA, Community Facs Dist
100,000	5.00%, 08/15/2023	110,140
150,000	5.00%, 08/15/2033	166,593
100,000	Romoland, CA, School Dist 5.00%, 09/01/2043	111,532
100,000	San Bernardino City, CA, Unified School Dist 0.00%, 08/01/2027(2)	82,342
255,000	San Joaquin Hills, CA, Transportation Corridor Agency 0.00%, 01/15/2025(2)	217,602

		1,983,581

	Colorado - 3.2%
250,000	Arapahoe County, CO, School Dist No. 6 Littleton 5.50%, 12/01/2043	311,560
175,000	City & County of Denver, CO, Airport System Rev 5.00%, 12/01/2036	226,077
150,000	Denver Convention Center Hotel, CO, Auth Rev 5.00%, 12/01/2040	167,829
100,000	Denver, CO, Urban Renewal Auth 5.25%, 12/01/2039(1)	103,341
	E-470 Public Highway, CO, Auth Rev
45,000	1 mo. USD LIBOR + 1.050%, 2.71%, 09/01/2039	45,347
25,000	5.00%, 09/01/2019	25,245
	Park Creek, CO, Metropolitan Dist Rev
100,000	5.00%, 12/01/2023	112,047
120,000	5.00%, 12/01/2029	144,869

		1,136,315

	Connecticut - 3.1%
200,000	Bridgeport, CT, GO 5.00%, 07/15/2048	226,554
60,000	Connecticut State Health & Educational Facs Auth 5.00%, 07/01/2042	68,213
250,000	Hamden, CT, GO 5.00%, 08/15/2025	290,905

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Connecticut - 3.1% - (continued)
$50,000	Hartford, CT, GO 5.00%, 07/01/2027	$58,074
	State of Connecticut, GO
125,000	5.00%, 04/15/2022	135,956
170,000	5.00%, 06/15/2026	197,421
100,000	Waterbury, CT, GO 5.00%, 11/15/2047	114,117

		1,091,240

	District of Columbia - 2.0%
	Dist of Columbia, GO
150,000	5.00%, 06/01/2025	178,465
150,000	5.00%, 06/01/2032	170,673
150,000	5.00%, 07/01/2042	156,842
175,000	Metropolitan Washington Airports Auth 5.00%, 10/01/2026	210,215

		716,195

	Florida - 4.7%
70,000	Atlantic Beach, FL, Health Care Facs Auth 5.00%, 11/15/2048	76,986
170,000	Gainesville, FL, Utilities System Rev 5.00%, 10/01/2047	203,531
200,000	Jacksonville, FL, Rev 5.00%, 10/01/2030	218,710
150,000	JEA, FL, Electric System Rev 5.00%, 10/01/2028	178,608
150,000	JEA, FL, Water & Sewer System Rev 5.00%, 10/01/2028	181,139
	Lee County, FL, Airport Rev
125,000	5.00%, 10/01/2032	144,431
100,000	5.00%, 10/01/2033	115,223
	Miami-Dade County, FL, Aviation Rev
15,000	5.00%, 10/01/2029	17,322
15,000	5.00%, 10/01/2031	17,149
20,000	5.00%, 10/01/2032	22,777
20,000	5.00%, 10/01/2033	22,701
65,000	Miami-Dade County, FL, Seaport Department Rev 5.00%, 10/01/2023	72,140
100,000	Orange County, FL, Health Facs Auth 5.00%, 08/01/2031	110,790
200,000	Port St. Lucie, FL, Special Assessment 4.00%, 07/01/2027	223,240
60,000	Putnam County, FL, Dev Auth 5.00%, 03/15/2042	68,863

		1,673,610

	Georgia - 2.2%
	Burke County, GA, Dev Auth Rev
70,000	2.35%, 10/01/2032(3)	70,043
125,000	3.00%, 11/01/2045(3)	126,016
35,000	Georgia Housing & Finance Auth Rev 3.50%, 06/01/2039	35,979
170,000	Main Street Natural Gas, Inc., GA 5.00%, 05/15/2032	199,993
100,000	Monroe County, GA, Dev Auth Rev 2.40%, 01/01/2039(3)	99,891
	Municipal Electric Auth, GA
125,000	5.00%, 11/01/2022	137,398
100,000	5.00%, 01/01/2028	115,435

		784,755

	Hawaii - 0.5%
150,000	State of Hawaii Airports System Rev 5.00%, 07/01/2031	179,838

	Illinois - 14.1%
	Chicago, IL, Board of Education
140,000	5.25%, 12/01/2039	147,283
100,000	5.75%, 04/01/2035	114,837
250,000	Chicago, IL, GO 5.00%, 01/01/2026	272,317
270,000	Chicago, IL, Metropolitan Water Reclamation Dist, GO 5.25%, 12/01/2032	341,542

The accompanying notes are an integral part of these financial statements.

64

Hartford Municipal Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Illinois - 14.1% - (continued)
	Chicago, IL, Midway International Airport Rev
$100,000	5.00%, 01/01/2023	$109,733
250,000	5.00%, 01/01/2041	271,130
	Chicago, IL, Transit Auth
75,000	5.00%, 06/01/2020	77,318
100,000	5.00%, 12/01/2044	110,634
160,000	5.25%, 12/01/2024	172,227
	Cook County, IL, Community High School Dist No. 212 Leyden
105,000	5.00%, 12/01/2027	119,367
170,000	5.00%, 12/01/2030	191,559
	Cook County, IL, GO
100,000	5.00%, 11/15/2021	107,305
105,000	5.00%, 11/15/2028	108,935
	Decatur, IL, GO
110,000	5.00%, 03/01/2034	124,405
150,000	5.00%, 03/01/2035	169,247
	Illinois State Finance Auth Rev
150,000	5.00%, 11/15/2030	170,709
150,000	5.00%, 02/15/2033	175,593
245,000	5.00%, 08/15/2035	272,376
150,000	5.00%, 10/01/2041	170,484
100,000	Illinois State Toll Highway Auth, Taxable Rev 5.00%, 01/01/2031	121,395
150,000	Kane Cook & DuPage Counties, IL, GO 5.00%, 01/01/2035	164,070
100,000	Kane McHenry Cook & DeKalb Counties, IL, Unified School Dist, GO 5.00%, 01/01/2023	110,737
150,000	Kendall Kane & Will Counties, IL, Unified School Dist, GO 5.00%, 02/01/2024	169,017
	Metropolitan Pier & Exposition Auth, IL
125,000	0.00%, 06/15/2020(2)	121,689
105,000	0.00%, 12/15/2042(2)(4)	62,616
70,000	Railsplitter, IL, Tobacco Settlement Auth 5.00%, 06/01/2027	82,279
	Regional Transportation, IL, Auth Rev
80,000	5.00%, 06/01/2026	91,191
125,000	6.25%, 07/01/2022	141,519
150,000	Sales Tax Securitization Corp., IL 5.00%, 01/01/2029	174,714
	State of Illinois, GO
50,000	5.00%, 02/01/2027	55,011
250,000	5.00%, 05/01/2029	265,953
105,000	5.00%, 11/01/2029	115,113
90,000	University of Illinois, IL, Auxiliary Facs Rev 5.00%, 04/01/2024	99,716

		5,002,021

	Indiana - 0.6%
115,000	Indiana Municipal Power Agency 5.00%, 01/01/2033	138,038
85,000	Indianapolis, IN, Airport Auth Rev 4.75%, 01/01/2030	86,453

		224,491

	Kentucky - 1.6%
225,000	Kentucky Bond Dev Corp. 5.00%, 09/01/2035	265,084
90,000	Kentucky Economic Dev Finance Auth 5.00%, 12/01/2047	97,545
200,000	Kentucky Public Energy Auth 4.00%, 01/01/2049(3)	218,602

		581,231

	Louisiana - 2.0%
	Louisiana State Local Gov’t Environmental Facs & Community Dev Auth Rev
100,000	5.75%, 11/15/2030	108,659
100,000	6.00%, 11/15/2030	110,374
	Louisiana State Public Facs Auth Rev
100,000	5.00%, 05/15/2035	111,142

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Louisiana - 2.0% - (continued)
$100,000	5.00%, 05/15/2047	$111,277
40,000	6.38%, 05/15/2031	43,760
200,000	New Orleans, LA, Aviation Board 5.00%, 01/01/2038	226,486

		711,698

	Maryland - 0.2%
50,000	Maryland Health & Higher Educational Facs Auth 2.88%, 07/01/2023	51,141

	Massachusetts - 4.7%
	Commonwealth of Massachusetts, GO
100,000	4.00%, 09/01/2034	108,766
530,000	5.00%, 01/01/2042	623,974
	Massachusetts Dev Finance Agency
100,000	5.00%, 07/01/2034	112,746
145,000	5.00%, 07/01/2037	168,441
150,000	5.00%, 07/01/2044	171,521
100,000	5.00%, 10/01/2047(1)	105,836
150,000	5.00%, 07/01/2048	170,358
200,000	Massachusetts State, Port Auth 4.00%, 07/01/2046	209,582

		1,671,224

	Michigan - 2.2%
85,000	City of Detroit, MI, GO 5.00%, 04/01/2022	89,462
150,000	Great Lakes, MI, Water Auth Water Supply System Rev 5.00%, 07/01/2046	171,547
	Michigan Finance Auth
165,000	5.00%, 11/01/2034	197,810
100,000	5.00%, 07/01/2035	113,292
100,000	5.00%, 05/15/2038	111,845
50,000	State of Michigan Rev 5.00%, 03/15/2027	61,245
35,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	40,977

		786,178

	Minnesota - 2.0%
	Duluth, MN, Independent School Dist, No. 709
20,000	4.00%, 02/01/2027	21,916
200,000	5.00%, 02/01/2022	214,954
100,000	Minneapolis-St. Paul, MN, Metropolitan Airports Commission 5.00%, 01/01/2031	117,530
100,000	Rochester, MN, Healthcare & Housing Rev Facs 4.00%, 12/01/2019	100,357
200,000	St. Francis, MN, Independent School Dist, No. 15 4.00%, 02/01/2029	213,674
50,000	St. Paul, MN, Housing & Redevelopment Auth 5.25%, 11/15/2028	50,989

		719,420

	Mississippi - 0.7%
200,000	Mississippi Dev Bank 5.00%, 10/01/2028	242,924

	Missouri - 1.4%
100,000	Kirkwood, MO, Industrial Dev Auth 5.25%, 05/15/2032	110,689
200,000	St. Louis County, MO, Industrial Dev Auth 5.00%, 09/01/2023	216,630
150,000	St. Louis, MO, Airport Rev 5.00%, 07/01/2042	174,054

		501,373

	Montana - 1.3%
	Montana Board of Housing
145,000	4.00%, 12/01/2043	153,513
120,000	4.25%, 12/01/2045	129,823
150,000	Montana Facs Finance Auth 5.00%, 02/15/2033	171,384

		454,720

	Nebraska - 0.3%
100,000	Central Plains, NE, Energy Project Gas Rev 5.25%, 12/01/2021	107,040

The accompanying notes are an integral part of these financial statements.

65

Hartford Municipal Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Nevada - 1.8%
	Clark County, NV, School Dist, GO
$225,000	5.00%, 06/15/2028	$268,731
100,000	5.00%, 06/15/2029	120,087
75,000	Clark County, NV, Special Improvement Dist 2.25%, 12/01/2019	74,930
150,000	Reno, NV, Rev 5.00%, 06/01/2033	176,589

		640,337

	New Jersey - 2.5%
50,000	Atlantic City, NJ, GO 5.00%, 03/01/2020	51,166
205,000	Bayonne, NJ, GO 5.00%, 07/01/2034	235,975
75,000	New Jersey Economic Dev Auth 5.00%, 06/15/2023	82,524
285,000	New Jersey Educational Facs Auth Rev 5.00%, 09/01/2019	287,935
50,000	New Jersey Health Care Facs Financing Auth Rev 5.25%, 07/01/2026	53,799
65,000	New Jersey Transportation Trust Fund Auth 5.00%, 12/15/2023	72,859
90,000	Tobacco Settlement Financing Corp., NJ 5.00%, 06/01/2029	106,720

		890,978

	New York - 7.7%
250,000	City of New York, NY, GO 5.00%, 12/01/2035	294,305
100,000	Liberty Corp., NY, Dev Goldman Sachs Headquarters 5.25%, 10/01/2035	128,258
	Metropolitan Transportation Auth, NY, Rev
100,000	5.25%, 11/15/2036	119,758
70,000	5.25%, 11/15/2040	73,982
	New York City Transitional Finance Auth Future Tax Secured Rev
225,000	4.00%, 11/01/2037	249,593
160,000	5.00%, 05/01/2036	192,558
	New York State Dormitory Auth Rev
150,000	5.00%, 03/15/2031	176,075
245,000	5.00%, 03/15/2032	301,921
550,000	5.00%, 03/15/2035	663,391
155,000	5.00%, 03/15/2037	182,790
100,000	New York Transportation Dev Corp. Rev 5.00%, 07/01/2046	108,478
110,000	Syracuse, NY, Industrial Dev Agency 5.00%, 01/01/2031	116,470
100,000	TSASC, Inc., NY 5.00%, 06/01/2023	111,234

		2,718,813

	Ohio - 3.4%
200,000	American Municipal Power, Inc., OH 4.00%, 02/15/2036	210,490
	Buckeye, OH, Tobacco Settlement Finance Auth
250,000	5.88%, 06/01/2047	236,875
250,000	6.00%, 06/01/2042	245,770
150,000	6.50%, 06/01/2047	149,260
	Cleveland, OH, Airport System Rev
60,000	5.00%, 01/01/2022	65,005
55,000	5.00%, 01/01/2023	61,153
150,000	Cleveland, OH, Department of Public Utilities 5.00%, 11/15/2030	180,381
70,000	Montgomery County, OH 5.00%, 05/01/2039	70,121

		1,219,055

	Oklahoma - 0.2%
	Oklahoma Dev Finance Auth
35,000	5.25%, 08/15/2048	39,715
35,000	5.50%, 08/15/2057	40,141

		79,856

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Oregon - 1.2%
$55,000	Benton & Linn Counties, OR, Consolidated School Dist No. 509J & 509A Corvallis 0.00%, 06/15/2038(2)(4)	$61,838
40,000	Marion County, OR, School Dist No. 15 North Marion 0.00%, 06/15/2037(2)	20,106
35,000	Multnomah & Clackamas Counties, OR, School Dist No. 10JT Gresham-Barlow 0.00%, 06/15/2038(2)	18,059
55,000	Salem Hospital Facs Auth, OR 5.00%, 05/15/2025	63,325
115,000	State of Oregon Housing & Community Services Department 4.50%, 01/01/2049	124,275
225,000	Washington Clackamas & Yamhill Counties, OR, School Dist No. 88J 0.00%, 06/15/2034(2)	134,669

		422,272

	Pennsylvania - 6.6%
100,000	Delaware River, PA, JT Toll Bridge Commission 5.00%, 07/01/2047	116,118
195,000	Erie, PA, School Dist GO 5.00%, 04/01/2029	237,886
90,000	Harrisburg, PA, School Dist GO 5.00%, 11/15/2026	108,402
100,000	Lancaster County, PA, Hospital Auth 5.13%, 07/01/2037	105,835
100,000	Montgomery County, PA, Industrial Dev Auth Rev 5.00%, 12/01/2025	110,301
150,000	Pennsylvania Commonwealth Financing Auth 5.00%, 06/01/2027	180,309
150,000	Pennsylvania Higher Educational Facs Auth Rev 5.00%, 05/01/2025	174,498
235,000	Pennsylvania Housing Finance Agency 4.75%, 04/01/2033	253,983
	Pennsylvania Turnpike Commission Rev
250,000	MUNIPSA + 0.980%, 3.28%, 12/01/2021(3)	252,335
150,000	5.00%, 12/01/2025	176,619
90,000	5.00%, 12/01/2031	105,199
145,000	5.00%, 12/01/2037	156,638
115,000	Philadelphia, PA, School Dist GO 5.00%, 09/01/2019	116,150
150,000	Reading, PA, School Dist GO 5.00%, 03/01/2025	173,448
75,000	Wilkes-Barre Area, PA, School Dist 5.00%, 04/15/2059	85,300

		2,353,021

	Puerto Rico - 0.4%
40,000	Commonwealth of Puerto Rico, GO 5.50%, 07/01/2019	40,145
	Puerto Rico Electric Power Auth
25,000	5.00%, 07/01/2019	25,071
35,000	5.25%, 07/01/2019	35,113
300,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev 0.00%, 07/01/2051(2)	51,411

		151,740

	Rhode Island - 0.5%
80,000	Rhode Island Health & Educational Building Corp. 5.00%, 05/15/2028	95,097
85,000	Rhode Island Housing & Mortgage Finance Corp. 4.00%, 10/01/2032	87,161

		182,258

	South Carolina - 1.1%
150,000	South Carolina Jobs-Economic Dev Auth 5.00%, 05/01/2028	180,180
	South Carolina State Public Service Auth
50,000	5.00%, 12/01/2031	56,161
50,000	5.00%, 12/01/2034	55,770
100,000	5.00%, 12/01/2050	110,603

		402,714

	Tennessee - 1.5%
150,000	Shelby County, TN, Health Educational & Housing Facs Board Rev 5.00%, 09/01/2025(1)	152,348

The accompanying notes are an integral part of these financial statements.

66

Hartford Municipal Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Tennessee - 1.5% - (continued)
	Tennessee Housing Dev Agency
$195,000	3.50%, 01/01/2047	$201,778
180,000	4.00%, 01/01/2049	191,473

		545,599

	Texas - 7.8%
	Arlington, TX, Higher Education Finance Corp. Rev
150,000	4.00%, 08/15/2030	164,354
250,000	5.00%, 02/15/2027	302,152
200,000	Austin, TX, Airport System Rev 5.00%, 11/15/2031	226,184
100,000	Austin, TX, Independent School Dist 4.00%, 08/01/2033	112,069
250,000	Central Texas Turnpike System Rev 5.00%, 08/15/2042	274,897
250,000	Dallas/Fort Worth, TX, International Airport Rev 5.00%, 11/01/2043	258,823
150,000	El Paso, TX, Independent School District GO 5.00%, 08/15/2027	181,361
110,000	Harris County, TX, Toll Road Auth 5.00%, 08/15/2031	133,621
75,000	Kerrville, TX, Health Facs Dev Corp. 5.00%, 08/15/2023	83,867
150,000	Lower Colorado River, TX, Auth Rev 5.00%, 05/15/2040	169,917
100,000	New Hope, TX, Cultural Education Facs Finance Corp. 5.00%, 11/01/2031	107,321
	North Texas Tollway Auth Rev
325,000	5.00%, 01/01/2036	379,613
35,000	6.25%, 01/01/2039	35,120
250,000	Texas Municipal Gas Acquisition & Supply Corp. Rev 5.25%, 12/15/2025	294,537
60,000	Texas Transportation Commission 0.00%, 08/01/2038(2)	26,540

		2,750,376

	Utah - 0.6%
175,000	Salt Lake County, UT 5.13%, 02/15/2033	205,989

	Virginia - 0.3%
90,000	Wise County, VA, Industrial Dev Auth Rev 1.88%, 11/01/2040(3)	89,889

	Washington - 2.1%
250,000	King County, WA, GO 4.00%, 07/01/2030	283,225
140,000	Port of Seattle, WA 5.00%, 05/01/2028	170,817
	Washington State Health Care Facs Auth Rev
115,000	5.00%, 01/01/2026	134,082
145,000	5.38%, 01/01/2040	156,825

		744,949

	Wisconsin - 1.4%
	Public Finance Auth, WI
100,000	5.00%, 05/15/2019(1)	100,091
100,000	5.00%, 10/01/2043(1)	106,244

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Wisconsin - 1.4% - (continued)
$95,000	5.00%, 10/01/2044	$110,046
150,000	5.00%, 07/01/2048	168,338

		484,719

	Total Municipal Bonds (cost $33,155,155)	$34,307,353

SHORT-TERM INVESTMENTS - 2.6%
	Other Investment Pools & Funds - 2.6%
$920,959	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(5)	$920,959

	Total Short-Term Investments (cost $920,959)	$920,959

Total Investments (cost $34,076,114)	99.2%	$35,228,312
Other Assets and Liabilities	0.8%	269,312

Total Net Assets	100.0%	$35,497,624

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types. For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $785,675, representing 2.2% of net assets.

(2)	Security is a zero-coupon bond.

(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(5)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Municipal Bonds	$34,307,353	$—	$34,307,353	$—
Short-Term Investments	920,959	920,959	—	—

Total	$35,228,312	$920,959	$34,307,353	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

67

The Hartford Municipal Opportunities Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.9%
	Alabama - 2.1%
	Alabama Federal Aid Highway Finance Auth
$1,615,000	5.00%, 09/01/2026	$1,792,924
1,250,000	5.00%, 09/01/2034	1,496,675
1,415,000	Birmingham, AL, Water Works Board Water Rev 5.00%, 01/01/2029	1,702,302
2,660,000	Jefferson County, AL, GO 5.00%, 04/01/2024	3,027,798
3,000,000	Jefferson County, AL, Board of Education 5.00%, 02/01/2042	3,450,240
4,000,000	Lower Alabama Gas Dist 5.00%, 09/01/2031	4,814,800
230,000	State of Alabama Port Auth, Docks Facs 5.00%, 10/01/2024	260,029
1,000,000	5.00%, 10/01/2032	1,156,450
1,845,000	Tuscaloosa County, AL, Industrial Dev Auth 5.25%, 05/01/2044(1)	1,976,475

		19,677,693

	Alaska - 0.4%
	CIVICVentures, AK, Rev
2,000,000	5.00%, 09/01/2025	2,320,240
1,000,000	5.00%, 09/01/2026	1,157,940

		3,478,180

	Arizona - 1.0%
4,925,000	Maricopa County, AZ, Pollution Control Corp. 5.00%, 06/01/2035	5,035,173
1,360,000	Pima County, AZ, Industrial Dev Auth, Education Rev, Legacy Traditional Charter School 8.50%, 07/01/2039	1,374,960
855,000	Salt Verde Financial Corp., AZ, Rev 5.25%, 12/01/2020	897,955
114,000	Sundance, AZ, Community Facs Dist 7.13%, 07/01/2027(1)	114,058
2,200,000	Tempe, AZ, Industrial Dev Auth 4.00%, 10/01/2023(1)	2,213,772

		9,635,918

	California - 7.3%
1,050,000	California County, CA, Tobacco Securitization 5.00%, 06/01/2022	1,125,085
1,000,000	California Health Facs Finance Auth Rev 5.00%, 02/01/2029	1,206,100
	California State Communities Dev Auth Rev
700,000	5.00%, 10/01/2022	744,856
1,000,000	5.63%, 10/01/2032	1,062,490
1,000,000	California State Public Works Board, Correctional Facs Improvement 6.00%, 03/01/2035	1,038,170
2,000,000	California State Public Works Board, Lease Rev 5.25%, 10/01/2023	2,174,280
	California State, GO
3,750,000	5.00%, 04/01/2035	4,632,675
3,750,000	5.00%, 04/01/2036	4,616,475
3,000,000	California State, GO Taxable 5.00%, 08/01/2029	3,627,450
300,000	El Dorado, CA, Irrigation Dist 5.38%, 08/01/2024	302,931
	Elk Grove, CA, Finance Auth Special Tax
315,000	5.00%, 09/01/2031	367,051
910,000	5.00%, 09/01/2032	1,056,983
2,600,000	Fresno, CA, Unified School Dist 0.00%, 08/01/2031(2)	1,743,794
	Hemet, CA, Unified School Dist Financing Auth
1,440,000	5.00%, 09/01/2030	1,580,832
1,535,000	5.00%, 09/01/2031	1,679,981
400,000	Huntington Park, CA, Public Finance Auth Rev 5.25%, 09/01/2019	401,116
	Inglewood, CA, Redevelopment Agency
1,000,000	5.00%, 05/01/2028	1,217,390
1,000,000	5.00%, 05/01/2029	1,212,170

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.9% - (continued)
	California - 7.3% - (continued)
$5,225,000	Long Beach, CA, Finance Auth Natural Gas 3 mo. USD LIBOR + 1.450%, 3.25%, 11/15/2027(3)	$5,255,932
	Oakland, CA, Airport Rev
500,000	5.00%, 05/01/2023	545,840
2,000,000	5.00%, 05/01/2026	2,121,640
	Orange County, CA, Community Facs Dist, Special Tax
1,000,000	5.00%, 08/15/2034	1,096,340
1,000,000	5.00%, 08/15/2036	1,097,710
2,500,000	5.00%, 08/15/2041	2,722,425
1,000,000	Rancho Cucamonga, CA, Redevelopment Agency Tax Allocation 5.00%, 09/01/2029	1,154,210
2,000,000	Romoland, CA, School Dist 5.00%, 09/01/2048	2,224,360
1,000,000	San Buenaventura, CA, Community Memorial Health System 7.50%, 12/01/2041	1,110,130
60,000	San Diego, CA, Redevelopment Agency, Centre City Sub Package 5.25%, 09/01/2026	60,184
3,000,000	San Diego, CA, Redevelopment Agency, Tax Allocation 7.00%, 11/01/2039	3,081,570
	San Diego, CA, United School Dist
805,000	4.00%, 07/01/2034	878,457
865,000	4.00%, 07/01/2035	938,265
1,120,000	San Francisco City & County, CA, Redevelopment Agency 6.50%, 08/01/2032	1,134,011
1,165,000	San Joaquin Hills, CA, Transportation Corridor Agency 5.00%, 01/15/2029	1,333,575
	San Mateo, CA, Joint Powers Finance Auth
1,250,000	5.00%, 06/15/2029	1,444,450
1,250,000	5.00%, 06/15/2030	1,440,487
2,000,000	Santa Cruz County, CA, Redevelopment Agency 6.63%, 09/01/2029	2,033,600
	Santa Margarita, CA, Water Dist Special Tax
500,000	4.25%, 09/01/2021	518,295
500,000	5.00%, 09/01/2022	534,235
500,000	5.00%, 09/01/2023	541,785
500,000	5.00%, 09/01/2024	542,000
500,000	5.00%, 09/01/2025	540,940
2,065,000	5.00%, 09/01/2028	2,269,105
1,500,000	Stockton, CA, Redevelopment Agency 5.00%, 09/01/2029	1,785,675
1,250,000	Ventura County, CA, Certificates of Participation 5.63%, 08/15/2027	1,265,025
1,000,000	Washington Township, CA, Health Care Dist Rev 6.00%, 07/01/2029	1,006,340

		68,466,415

	Colorado - 1.9%
	Arapahoe County, CO, School Dist No. 6 Littleton
1,230,000	5.50%, 12/01/2032	1,579,037
1,655,000	5.50%, 12/01/2034	2,110,572
	City & County of Denver, CO, Airport System Rev
1,000,000	5.00%, 12/01/2034	1,281,440
1,575,000	5.00%, 12/01/2036	2,034,695
1,330,000	Colorado Health Facs Auth Rev 1 mo. USD LIBOR + 1.250%, 2.95%, 10/01/2039(3)	1,335,227
1,000,000	Denver City & County School Dist No. 1, CO 5.50%, 12/01/2029	1,279,390
1,440,000	Denver, CO, Urban Renewal Auth 5.25%, 12/01/2039(1)	1,488,111
1,930,000	E-470 Public Highway, CO, Auth Rev 1 mo. USD LIBOR + 1.050%, 2.71%, 09/01/2039(3)	1,944,880
	Park Creek, CO, Metropolitan Dist Rev
2,000,000	5.00%, 12/01/2029	2,286,180
1,195,000	5.00%, 12/01/2033	1,415,334

The accompanying notes are an integral part of these financial statements.

68

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.9% - (continued)
	Colorado - 1.9% - (continued)
$600,000	University of Colorado Enterprise Rev 5.75%, 06/01/2028	$602,004

		17,356,870

	Connecticut - 3.2%
6,500,000	Bridgeport, CT, GO 5.00%, 08/15/2025	7,563,530
	Connecticut Housing Finance Auth
485,000	4.00%, 11/15/2044	500,864
1,390,000	4.00%, 11/15/2045	1,449,172
1,785,000	4.00%, 05/15/2047	1,894,849
	Hamden, CT, GO
2,065,000	5.00%, 08/15/2025	2,402,875
950,000	5.00%, 07/01/2027	1,103,397
	New Britain, CT, GO
1,500,000	5.00%, 03/01/2031	1,755,975
2,600,000	5.00%, 08/01/2024	2,953,574
	State of Connecticut, GO
470,000	5.00%, 04/15/2022	511,196
250,000	5.00%, 03/15/2024	283,663
1,450,000	5.00%, 03/15/2025	1,678,853
750,000	5.00%, 05/15/2025	871,320
2,425,000	5.00%, 06/15/2026	2,875,298
2,500,000	5.00%, 04/15/2029	2,966,000
	Waterbury, CT, GO
405,000	5.00%, 11/15/2031	476,248
1,000,000	5.00%, 11/15/2032	1,172,890

		30,459,704

	District of Columbia - 0.1%
	Dist of Columbia Rev
735,000	5.00%, 07/01/2032	790,147
270,000	5.00%, 07/01/2037	285,358

		1,075,505

	Florida - 3.9%
1,430,000	Atlantic Beach, FL, Health Care Facs Auth 5.00%, 11/15/2048	1,572,714
	Broward County, FL, Airport System Rev
145,000	5.00%, 10/01/2019	146,975
265,000	5.00%, 10/01/2020	276,403
285,000	5.00%, 10/01/2021	305,836
3,380,000	Gainesville, FL, Utilities System Rev 5.00%, 10/01/2047	4,046,671
2,040,000	Greater Orlando, FL, Aviation Auth 5.00%, 10/01/2024	2,188,635
1,750,000	Lakeland, FL, Retirement Community Rev 6.38%, 01/01/2043	1,753,535
500,000	Magnolia Creek, FL, Community Dev Dist Capital Improvement 5.90%, 05/01/2039	90,000
1,000,000	Manatee County, FL, School Dist 5.00%, 10/01/2030	1,192,490
190,000	Miami Beach, FL, Health Facs Auth 5.00%, 11/15/2020	198,276
1,000,000	Miami Beach, FL, Redevelopment Agency 5.00%, 02/01/2026	1,139,380
	Miami-Dade County, FL, Aviation Rev
1,000,000	5.00%, 10/01/2024	1,100,380
2,500,000	5.00%, 10/01/2026	2,737,075
530,000	5.00%, 10/01/2027	607,889
200,000	5.00%, 10/01/2035	208,922
625,000	Miami-Dade County, FL, Expressway Auth 5.00%, 07/01/2024	719,994
3,000,000	Miami-Dade County, FL, GO 5.00%, 07/01/2032	3,472,110
	Orange County, FL, Health Facs Auth
1,190,000	5.00%, 08/01/2024	1,338,012
1,280,000	5.00%, 08/01/2025	1,441,741
1,350,000	5.00%, 08/01/2026	1,517,562

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.9% - (continued)
	Florida - 3.9% - (continued)
	Palm Beach County, FL, Health Facs Auth
$1,000,000	6.75%, 06/01/2024	$1,118,000
1,000,000	6.80%, 06/01/2025	1,116,010
	Port St. Lucie, FL, Special Assessment
3,000,000	4.00%, 07/01/2028	3,336,270
3,000,000	4.00%, 07/01/2029	3,318,450
1,150,000	Putnam County, FL, Dev Auth 5.00%, 03/15/2042	1,319,878
190,000	Village, FL, Community Dev Dist No. 11 3.25%, 05/01/2019	190,000

		36,453,208

	Georgia - 3.4%
2,000,000	Atlanta, GA, Airport Passenger Facs Charge Rev 5.00%, 01/01/2023	2,045,500
	Burke County, GA, Dev Auth Rev
285,000	1.85%, 12/01/2049(4)	284,752
1,740,000	2.05%, 10/01/2032(4)	1,724,688
2,860,000	2.35%, 10/01/2032(4)	2,861,773
4,450,000	3.00%, 11/01/2045(4)	4,486,179
1,500,000	Dekalb Newton & Gwinnett Counties, GA, Joint Dev Auth 6.00%, 07/01/2034	1,510,665
4,165,000	Main Street Natural Gas, Inc., GA 5.00%, 05/15/2032	4,899,831
3,375,000	Monroe County, GA, Dev Auth Rev 2.40%, 01/01/2039(4)	3,371,321
	Municipal Electric Auth, GA
1,170,000	5.00%, 01/01/2022	1,259,353
1,000,000	5.00%, 11/01/2022	1,099,180
1,075,000	5.00%, 01/01/2024	1,182,296
6,420,000	5.00%, 01/01/2028	7,423,866

		32,149,404

	Hawaii - 0.6%
2,000,000	Hawaii State Dept of Transportation 5.00%, 08/01/2022	2,185,400
	State of Hawaii Airports System Rev
1,000,000	5.00%, 07/01/2032	1,194,470
1,000,000	5.00%, 07/01/2033	1,190,580
155,000	5.00%, 07/01/2034	183,928
1,000,000	5.00%, 07/01/2035	1,183,090

		5,937,468

	Illinois - 14.8%
	Chicago, IL, Board of Education
600,000	5.00%, 12/01/2023	642,492
1,000,000	5.00%, 12/01/2024	1,125,170
3,500,000	5.00%, 12/01/2034	3,761,450
1,000,000	5.00%, 04/01/2046	1,082,900
665,000	6.00%, 01/01/2020	678,426
715,000	6.00%, 04/01/2046	827,434
1,510,000	Chicago, IL, Board of Education, GO 5.00%, 12/01/2042	1,548,565
	Chicago, IL, Metropolitan Water Reclamation Dist, GO
3,500,000	5.00%, 12/01/2027	4,162,550
2,530,000	5.00%, 12/01/2031	2,717,777
1,700,000	5.25%, 12/01/2032	2,150,449
	Chicago, IL, Midway International Airport
500,000	5.00%, 01/01/2021	525,340
1,420,000	5.00%, 01/01/2031	1,610,095
1,000,000	5.00%, 01/01/2036	1,138,740
	Chicago, IL, Transit Auth
3,000,000	5.00%, 06/01/2020	3,092,730
415,000	5.00%, 06/01/2025	476,428
800,000	5.25%, 12/01/2027	853,232
5,000,000	5.25%, 12/01/2028	5,323,550

The accompanying notes are an integral part of these financial statements.

69

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.9% - (continued)
	Illinois - 14.8% - (continued)
	City of Chicago, IL, GO
$1,000,000	5.00%, 01/01/2020	$1,016,660
980,000	5.00%, 01/01/2021	1,032,646
1,000,000	5.00%, 12/01/2023	1,030,940
2,000,000	5.00%, 01/01/2024	2,162,760
	City of Chicago, IL, Wastewater Transmission Rev
1,000,000	5.00%, 01/01/2028	1,122,690
2,500,000	5.00%, 01/01/2029	2,797,825
	City of Chicago, IL, Waterworks Rev
135,000	5.00%, 11/01/2023	147,197
1,000,000	5.00%, 11/01/2027	1,166,000
1,020,000	5.00%, 11/01/2028	1,140,105
1,205,000	5.00%, 11/01/2029	1,300,653
3,465,000	Cook County, IL, Community Consolidated School Dist No. 15, GO 5.00%, 12/01/2024	4,001,937
	Cook County, IL, Community High School Dist No. 212 Leyden
1,775,000	5.00%, 12/01/2026	2,026,642
310,000	5.00%, 12/01/2027	352,417
1,000,000	5.00%, 12/01/2034	1,118,150
	Cook County, IL, GO
1,000,000	5.00%, 11/15/2026	1,152,930
4,300,000	5.00%, 11/15/2027	4,922,941
600,000	Cook County, IL, Regional Transportation Auth 5.00%, 06/01/2035	680,760
	Illinois State Finance Auth Rev
1,000,000	5.00%, 10/01/2023	1,129,540
1,000,000	5.00%, 11/15/2023	1,134,210
5,000,000	5.00%, 02/15/2027	6,067,050
700,000	5.00%, 10/01/2028	830,501
1,000,000	5.00%, 11/15/2028	1,158,570
2,650,000	5.00%, 11/15/2031	2,993,679
2,500,000	5.00%, 11/15/2033	2,804,975
2,135,000	5.00%, 11/15/2034	2,408,728
1,240,000	7.75%, 08/15/2034	1,261,365
	Illinois State Toll Highway Auth, Taxable Rev
1,000,000	5.00%, 01/01/2027	1,109,620
2,500,000	5.00%, 01/01/2031	2,992,925
	Kane Cook & DuPage Counties, IL, GO
4,200,000	5.00%, 01/01/2031	4,666,368
1,700,000	5.00%, 01/01/2034	1,864,220
1,700,000	5.00%, 01/01/2035	1,859,460
	Kane McHenry Cook & De Kalb Counties, IL, Unified School Dist No. 300
1,875,000	5.00%, 01/01/2027	2,150,381
2,000,000	5.00%, 01/01/2029	2,369,400
1,665,000	Kendall Kane & Will Counties, IL, Unified School Dist, GO 5.00%, 02/01/2034	1,882,116
	Metropolitan Pier & Exposition Auth, IL
1,120,000	0.00%, 06/15/2020(2)	1,090,331
4,000,000	0.00%, 12/15/2024(2)	3,400,920
2,000,000	0.00%, 06/15/2027(2)	1,575,120
3,895,000	0.00%, 12/15/2042(5)	2,322,744
1,650,000	5.00%, 12/15/2020	1,711,017
1,000,000	5.00%, 12/15/2035	1,078,270
	Railsplitter, IL, Tobacco Settlement Auth
1,000,000	5.00%, 06/01/2026	1,181,350
1,940,000	5.00%, 06/01/2027	2,280,315
1,000,000	5.50%, 06/01/2023	1,078,200
	Sales Tax Securitization Corp., IL
2,560,000	5.00%, 01/01/2029	3,014,450
1,000,000	5.00%, 01/01/2030	1,156,830
1,185,000	State of Illinois 5.00%, 06/15/2024	1,281,163
	State of Illinois, GO
3,500,000	5.00%, 11/01/2024	3,819,900

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.9% - (continued)
	Illinois - 14.8% - (continued)
$1,500,000	5.00%, 08/01/2025	$1,579,395
3,500,000	5.00%, 11/01/2025	3,833,515
1,985,000	5.00%, 02/01/2026	2,124,486
2,000,000	5.00%, 10/01/2026	2,199,940
1,200,000	5.00%, 02/01/2027	1,320,264
950,000	5.00%, 05/01/2033	998,507
3,120,000	5.00%, 11/01/2029	3,420,487
1,030,000	6.50%, 06/15/2022	1,074,321

		139,115,214

	Indiana - 1.3%
	Indiana Municipal Power Agency
1,050,000	5.00%, 01/01/2032	1,265,397
870,000	5.00%, 01/01/2033	1,044,287
180,000	5.00%, 01/01/2034	215,215
1,000,000	Indiana State Finance Auth Hospital Rev 5.00%, 12/01/2029	1,147,000
1,625,000	Indiana State Finance Auth Rev 5.00%, 03/01/2023	1,733,209
	Indianapolis, IN, Local Public Improvement Bond Bank
1,000,000	5.00%, 01/01/2029	1,110,240
1,000,000	5.00%, 01/01/2031	1,159,850
775,000	Richmond, IN, Hospital Auth Rev 5.00%, 01/01/2035	859,436
250,000	University of Southern Indiana 5.00%, 10/01/2023	253,520
	Whiting, IN, Environmental Facs Rev
1,000,000	1.85%, 06/01/2044(4)	1,000,460
2,000,000	5.00%, 03/01/2046(4)	2,215,400

		12,004,014

	Iowa - 0.1%
650,000	Iowa Student Loan Liquidity Corp. 5.00%, 12/01/2024	736,418

	Kansas - 0.3%
	Wyandotte County-Kansas City, KS
1,000,000	5.00%, 09/01/2025	1,148,200
1,390,000	5.00%, 09/01/2028	1,618,071

		2,766,271

	Kentucky - 1.6%
	Kentucky Bond Dev Corp.
1,000,000	5.00%, 09/01/2032	1,189,640
1,100,000	5.00%, 09/01/2033	1,304,259
1,200,000	5.00%, 09/01/2034	1,418,148
1,025,000	5.00%, 09/01/2035	1,207,604
2,910,000	Kentucky Economic Dev Finance Auth 5.00%, 12/01/2047	3,153,974
4,000,000	Kentucky Public Energy Auth 4.00%, 01/01/2049(4)	4,372,040
2,600,000	Louisville & Jefferson County, KY, Metropolitan Gov’t Rev Catholic Health Initiatives 5.00%, 12/01/2023	2,825,446

		15,471,111

	Louisiana - 1.8%
	Louisiana State Local Gov’t Environmental Facs & Community Dev Auth Rev
975,000	5.75%, 11/15/2030	1,059,425
1,155,000	6.00%, 11/15/2030	1,274,820
1,750,000	6.00%, 11/15/2035	1,908,550
4,000,000	Louisiana State, GO 5.00%, 12/01/2031	4,593,560
	New Orleans, LA, Aviation Board
750,000	5.00%, 01/01/2026	873,862
500,000	5.00%, 01/01/2027	591,065
1,250,000	5.00%, 01/01/2034	1,393,800

The accompanying notes are an integral part of these financial statements.

70

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.9% - (continued)
	Louisiana - 1.8% - (continued)
	Shreveport, LA, Water & Sewer Rev
$2,000,000	5.00%, 12/01/2027	$2,333,620
1,000,000	5.00%, 12/01/2035	1,167,070
1,400,000	5.00%, 12/01/2036	1,629,572

		16,825,344

	Maryland - 0.5%
500,000	Howard County, MD, Special Obligation 4.00%, 02/15/2028(1)	514,050
480,000	Maryland Economic Dev Corp. 4.00%, 06/01/2020	491,558
1,620,000	Maryland Health & Higher Educational Facs Auth 2.88%, 07/01/2023	1,656,969
2,000,000	Rockville, MD, Mayor 3.00%, 11/01/2025	1,992,980

		4,655,557

	Massachusetts - 3.0%
	Commonwealth of Massachusetts, GO
5,000,000	5.00%, 01/01/2036	6,105,600
5,000,000	5.00%, 04/01/2047	5,796,800
200,000	Massachusetts School Building Auth 5.00%, 11/15/2030	241,256
	Massachusetts State Dev Finance Agency
850,000	5.00%, 07/01/2029	1,025,789
1,350,000	5.00%, 07/01/2030	1,617,421
955,000	5.00%, 07/01/2031	1,136,994
2,180,000	5.00%, 07/01/2043	2,487,860
1,000,000	4.00%, 10/01/2024(1)	1,047,060
1,000,000	4.00%, 10/01/2025(1)	1,048,400
635,000	4.00%, 10/01/2026(1)	664,432
165,000	4.00%, 07/15/2036	180,593
1,720,000	5.00%, 07/01/2028	1,988,905
1,000,000	5.00%, 07/01/2029	1,150,330
2,000,000	5.00%, 07/01/2030	2,287,740
1,200,000	8.00%, 04/15/2031	1,234,380

		28,013,560

	Michigan - 3.6%
500,000	Detroit, MI, GO 5.00%, 04/01/2021	517,965
5,000,000	Great Lakes, MI, Water Auth Water Supply System Rev 5.00%, 07/01/2029	5,937,950
	Michigan Finance Auth
2,165,000	5.00%, 04/01/2020	2,227,092
1,000,000	5.00%, 07/01/2027	1,163,970
1,000,000	5.00%, 07/01/2028	1,160,920
1,000,000	5.00%, 07/01/2029	1,138,080
2,700,000	5.00%, 10/01/2030	3,046,626
2,555,000	5.00%, 06/01/2033	2,866,531
1,000,000	5.00%, 06/01/2034	1,119,400
915,000	5.00%, 11/01/2034	1,096,948
1,000,000	5.00%, 11/01/2035	1,195,940
1,000,000	5.00%, 11/01/2036	1,190,690
1,000,000	5.00%, 11/01/2038	1,179,800
1,000,000	Michigan State Building Auth 5.00%, 04/15/2027	1,213,410
	Michigan State Hospital Finance Auth
1,505,000	4.00%, 11/15/2031	1,660,873
345,000	4.00%, 11/15/2032	377,937
3,170,000	Michigan State Housing Dev Auth 4.25%, 12/01/2049	3,426,960
370,000	State of Michigan Rev 5.00%, 03/15/2027	453,209
2,465,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	2,852,834

		33,827,135

	Minnesota - 0.6%
	Duluth, MN, Independent School Dist, No. 709
2,935,000	3.00%, 02/01/2021	2,985,100
1,180,000	4.00%, 02/01/2027	1,293,044

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.9% - (continued)
	Minnesota - 0.6% - (continued)
$250,000	Rochester, MN, Healthcare & Housing Rev Facs 4.00%, 12/01/2019	$250,893
	St. Francis, MN, Independent School Dist, No. 15
315,000	4.00%, 02/01/2029	336,537
365,000	4.00%, 02/01/2030	387,772
750,000	4.00%, 02/01/2031	793,522

		6,046,868

	Mississippi - 0.6%
1,970,000	Mississippi Dev Bank, Special Obligation 5.00%, 10/01/2033	2,305,924
	State of Mississippi
1,000,000	5.00%, 10/15/2025	1,174,530
1,850,000	5.00%, 10/15/2029	2,148,368

		5,628,822

	Missouri - 1.3%
	Kirkwood, MO, Industrial Dev Auth Retirement Community
2,500,000	5.25%, 05/15/2042	2,693,325
2,000,000	5.25%, 05/15/2050	2,141,940
3,500,000	8.25%, 05/15/2045	3,730,650
1,255,000	St. Louis County, MO, Industrial Dev Auth 5.00%, 09/01/2026	1,403,253
	St. Louis, MO, Airport Rev
1,000,000	5.00%, 07/01/2032	1,188,360
1,000,000	5.00%, 07/01/2047	1,157,220
1,000,000	Stone Canyon, MO, Community Improvement Dist Rev 5.75%, 04/01/2027	280,000

		12,594,748

	Montana - 0.6%
2,855,000	Montana Board of Housing 4.00%, 12/01/2043	3,022,617
2,500,000	Montana Facs Finance Auth 5.00%, 02/15/2028	2,961,200

		5,983,817

	Nebraska - 0.5%
	Central Plains, NE, Energy Project
1,000,000	5.00%, 09/01/2022	1,080,870
3,325,000	5.00%, 09/01/2028	3,931,480

		5,012,350

	Nevada - 0.8%
830,000	Clark County, NV, School Dist 5.00%, 06/15/2026	980,786
	Clark County, NV, School Dist, GO
1,000,000	5.00%, 06/15/2028	1,212,560
1,900,000	5.00%, 06/15/2029	2,281,653
845,000	Clark County, NV, Special Improvement Dist 2.25%, 12/01/2019	844,214
	Las Vegas, NV, Special Improvement Dist
330,000	5.00%, 06/01/2027	345,180
365,000	5.00%, 06/01/2028	380,085
625,000	5.00%, 06/01/2029	647,350
10,000	Nevada State Natural Resources, GO 5.00%, 03/01/2026	11,179
	Reno, NV
250,000	5.00%, 06/01/2024	284,325
250,000	5.00%, 06/01/2026	295,698

		7,283,030

	New Jersey - 2.1%
	Atlantic City, NJ, GO
250,000	5.00%, 03/01/2021	262,715
400,000	5.00%, 03/01/2022	431,240
705,000	City of Bayonne, NJ, School Dist 0.00%, 07/01/2023(2)	644,222

The accompanying notes are an integral part of these financial statements.

71

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.9% - (continued)
	New Jersey - 2.1% - (continued)
	New Jersey Economic Dev Auth
$510,000	4.88%, 09/15/2019	$514,422
1,000,000	5.00%, 09/01/2021	1,051,110
1,200,000	5.00%, 06/15/2023	1,320,384
	New Jersey Economic Dev Auth Rev, School Facs Construction Bond
500,000	5.00%, 06/15/2019	501,910
500,000	5.00%, 06/15/2020	516,345
2,855,000	New Jersey Health Care Facs Financing Auth Rev 5.75%, 10/01/2031	2,902,793
2,000,000	New Jersey State Educational Finance Auth Rev, University of Medicine & Dentistry 7.50%, 12/01/2032	2,009,480
	New Jersey Transportation Trust Fund Auth
5,000,000	0.00%, 12/15/2032(2)	3,104,350
1,500,000	5.00%, 06/15/2021	1,590,180
1,000,000	5.00%, 12/15/2023	1,120,910
2,870,000	Tobacco Settlement Financing Corp., NJ 5.00%, 06/01/2029	3,403,188

		19,373,249

	New York - 6.8%
	City of New York, NY, GO
2,190,000	5.00%, 08/01/2032	2,713,454
1,250,000	5.00%, 08/01/2033	1,540,962
2,445,000	5.00%, 08/01/2034	2,998,915
370,000	Metropolitan Transportation Auth, NY, Rev 0.00%, 11/15/2027(2)	297,399
2,750,000	New York and New Jersey Port Auth, Taxable Rev 5.00%, 10/15/2025	3,202,897
1,000,000	New York City Transitional Finance Auth Building Aid Rev 5.00%, 07/15/2026	1,202,870
	New York City Transitional Finance Auth Future Tax Secured Rev
2,000,000	4.00%, 11/01/2036	2,226,600
1,525,000	4.00%, 11/01/2037	1,691,682
1,335,000	New York City, NY, Housing Dev Corp. 4.50%, 02/15/2048	1,396,570
675,000	New York Mortgage Agency Rev 3.50%, 10/01/2034	689,722
	New York State Dormitory Auth Rev
1,670,000	5.00%, 03/15/2022	1,774,108
2,000,000	5.00%, 12/15/2027	2,228,600
2,500,000	5.00%, 03/15/2030	2,912,875
2,500,000	5.00%, 03/15/2031	2,992,125
2,500,000	5.00%, 03/15/2033	2,966,075
3,800,000	5.00%, 03/15/2035	4,626,044
4,000,000	5.00%, 03/15/2043	4,658,720
860,000	New York State Energy Research & Dev Auth 2.38%, 07/01/2026(4)	865,943
2,300,000	New York State Liberty Dev Corp. Rev 5.15%, 11/15/2034(1)	2,535,175
1,000,000	New York State Thruway Auth Rev 4.00%, 01/01/2037	1,060,730
1,000,000	New York State Urban Dev Corp. Rev 5.00%, 03/15/2026	1,123,030
1,145,000	Newburgh, NY, GO 5.00%, 06/15/2019	1,149,053
2,500,000	Sales Tax Asset Receivable Corp., NY 5.00%, 10/15/2029	2,923,100
	Syracuse, NY, Industrial Dev Agency
320,000	5.00%, 01/01/2029	341,117
2,635,000	5.00%, 01/01/2031	2,789,991
	Town of Oyster Bay, NY, GO
615,000	2.63%, 03/01/2020	615,062
265,000	3.00%, 03/01/2021	270,841
1,400,000	4.00%, 02/15/2020	1,419,054

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.9% - (continued)
	New York - 6.8% - (continued)
$155,000	4.00%, 11/01/2022	$160,045
2,340,000	5.00%, 08/15/2024	2,691,772
1,325,000	Triborough Bridge & Tunnel Auth 0.00%, 11/15/2031(2)	915,548
2,000,000	TSASC, Inc., NY 5.00%, 06/01/2026	2,333,880
	Yonkers, NY, GO
885,000	3.00%, 08/15/2019	888,575
1,000,000	5.00%, 03/15/2021	1,061,970

		63,264,504

	North Carolina - 0.7%
1,325,000	North Carolina Eastern Municipal Power Agency 4.00%, 01/01/2020	1,346,067
2,665,000	North Carolina Housing Finance Agency 4.00%, 07/01/2047	2,809,310
	North Carolina Medical Care Commission Retirement Finance Auth Rev, First Mortgage Galloway Ridge
1,555,000	5.88%, 01/01/2031	1,584,607
1,000,000	6.00%, 01/01/2039	1,018,660

		6,758,644

	North Dakota - 0.5%
4,000,000	North Dakota Housing Finance Agency 4.25%, 07/01/2049	4,329,960

	Ohio - 3.8%
2,000,000	Allen County, OH, Hospital Facs Rev 5.00%, 05/01/2023	2,180,300
5,000,000	American Municipal Power, Inc., OH 2.30%, 02/15/2038(4)	5,050,050
	Buckeye, OH, Tobacco Settlement Finance Auth
11,000,000	5.88%, 06/01/2047	10,422,500
6,680,000	6.00%, 06/01/2042	6,566,974
	Cleveland, OH, Airport System Rev
1,165,000	5.00%, 01/01/2022	1,262,173
1,385,000	5.00%, 01/01/2023	1,539,940
1,200,000	Cuyahoga, OH, Community College Dist 5.00%, 08/01/2027	1,230,792
4,000,000	Dayton, OH, City School Dist, GO 5.00%, 11/01/2027	4,886,880
430,000	Hamilton County, OH, Sales Tax Rev 5.00%, 12/01/2027	531,712
1,750,000	Montgomery County, OH 5.00%, 05/01/2039	1,753,078

		35,424,399

	Oklahoma - 0.2%
	Oklahoma Dev Finance Auth
935,000	5.25%, 08/15/2048	1,060,954
935,000	5.50%, 08/15/2057	1,072,351

		2,133,305

	Oregon - 2.4%
1,665,000	Benton & Linn Counties, OR, Consolidated School Dist No. 509J & 509A Corvallis 0.00%, 06/15/2038(5)	1,871,993
1,150,000	Clackamas County, OR, Hospital Facs Auth 2.80%, 05/15/2024	1,150,299
8,200,000	Clackamas County, OR, School Dist No. 12, GO 0.00%, 06/15/2040(2)	3,525,836
625,000	Jackson County, OR, School Dist No. 4, GO 0.00%, 06/15/2034(2)	361,400
1,105,000	Marion County, OR, School Dist No. 15 North Marion 0.00%, 06/15/2037(2)	555,439
850,000	Multnomah & Clackamas Counties, OR, School Dist No. 10JT Gresham-Barlow 0.00%, 06/15/2038(2)	438,583

The accompanying notes are an integral part of these financial statements.

72

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.9% - (continued)
	Oregon - 2.4% - (continued)
$2,500,000	Oregon Health & Science University 4.00%, 07/01/2046	$2,692,050
	Port of Portland, OR, Airport Rev
1,000,000	5.00%, 07/01/2031	1,119,040
750,000	5.00%, 07/01/2032	837,360
	Salem, OR, Hospital Facs Auth
910,000	5.00%, 05/15/2038	1,028,728
720,000	5.00%, 05/15/2048	807,170
3,420,000	State of Oregon Housing & Community Services Department 4.50%, 01/01/2049	3,695,823
7,505,000	Washington Clackamas & Yamhill Counties, OR, School Dist No. 88J 0.00%, 06/15/2034(2)	4,491,968

		22,575,689

	Pennsylvania - 5.9%
500,000	Allegheny County, PA, Hospital Dev Auth 5.38%, 08/15/2029	505,090
915,000	Allegheny County, PA, Industrial Dev Auth, Charter School 6.75%, 08/15/2035	945,936
	Beaver County, PA, GO
1,220,000	5.00%, 11/15/2020	1,273,765
1,285,000	5.00%, 11/15/2021	1,377,610
1,345,000	5.00%, 11/15/2022	1,479,312
930,000	City of Philadelphia, PA, Water & Wastewater Rev 5.00%, 11/01/2029	1,129,178
	Commonwealth Finance Auth, PA
3,000,000	5.00%, 06/01/2026	3,492,660
125,000	5.00%, 06/01/2028	151,976
1,070,000	5.00%, 06/01/2029	1,290,773
145,000	5.00%, 06/01/2031	172,373
1,000,000	Delaware River, PA, Joint Toll Bridge Commission 5.00%, 07/01/2031	1,198,950
	Erie, PA, School Dist
2,440,000	5.00%, 04/01/2028	2,945,592
1,000,000	5.00%, 04/01/2029	1,219,930
105,000	Erie, PA, School Dist, GO 5.00%, 04/01/2029	128,093
2,410,000	Harrisburg, PA, School Dist, GO 5.00%, 11/15/2026	2,902,749
	Lancaster County, PA, Hospital Auth
635,000	5.00%, 07/01/2024	681,787
515,000	5.00%, 07/01/2025	557,472
2,455,000	Montgomery County, PA, Industrial Dev Auth 5.00%, 12/01/2046	2,615,802
920,000	Pennsylvania Higher Educational Facs Auth Rev 5.00%, 05/01/2032	1,079,427
	Pennsylvania Housing Finance Agency
1,000,000	3.10%, 04/01/2023	1,012,290
1,025,000	3.10%, 10/01/2023	1,037,279
2,250,000	Pennsylvania State, Industrial Dev Auth 5.00%, 07/01/2021	2,403,810
	Pennsylvania Turnpike Commission Rev
575,000	MUNIPSA + 0.880%, 3.18%, 12/01/2020(3)	577,760
2,000,000	MUNIPSA + 0.900%, 3.20%, 12/01/2021(3)	2,015,420
925,000	MUNIPSA + 0.980%, 3.28%, 12/01/2021(3)	933,639
500,000	5.00%, 12/01/2027	594,290
1,000,000	5.00%, 12/01/2029	1,180,110
1,590,000	5.00%, 12/01/2030	1,858,456
1,000,000	5.00%, 12/01/2031	1,200,300
2,000,000	5.00%, 12/01/2033	2,304,080
2,615,000	5.00%, 12/01/2037	2,824,880
755,000	5.00%, 12/01/2042	876,948
	Philadelphia, PA, School Dist, GO
150,000	3.00%, 09/01/2019	150,518
1,560,000	5.00%, 09/01/2022	1,707,108
2,000,000	5.00%, 09/01/2023	2,236,920
200,000	5.25%, 09/01/2023	207,838

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.9% - (continued)
	Pennsylvania - 5.9% - (continued)
	Pittsburgh, PA, School Dist, GO
$3,145,000	5.00%, 09/01/2021	$3,384,366
1,500,000	5.00%, 09/01/2023	1,609,170
500,000	Reading, PA, School Dist, GO 5.00%, 03/01/2038	574,015
1,500,000	Wilkes-Barre Area, PA, School Dist 5.00%, 04/15/2059	1,705,995

		55,543,667

	Puerto Rico - 0.6%
	Commonwealth of Puerto Rico, GO
220,000	0.00%, 07/01/2019(2)	218,649
1,810,000	5.50%, 07/01/2019	1,816,589
	Puerto Rico Electric Power Auth
1,100,000	5.00%, 07/01/2019	1,103,113
310,000	5.25%, 07/01/2019	311,001
1,085,000	Puerto Rico Highway & Transportation Auth 4.95%, 07/01/2026	1,101,253
6,525,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev 0.00%, 07/01/2051(2)	1,118,189

		5,668,794

	Rhode Island - 1.0%
1,415,000	Cranston, RI, GO 5.00%, 07/01/2019	1,422,585
1,000,000	Rhode Island Commerce Corp. 5.00%, 06/15/2019	1,003,940
	Rhode Island Health & Educational Building Corp.
2,700,000	5.00%, 05/15/2027	3,127,032
2,020,000	5.00%, 05/15/2028	2,401,194
1,000,000	Rhode Island Student Loan Auth 5.00%, 12/01/2028	1,198,710

		9,153,461

	South Carolina - 1.2%
1,987,000	Lancaster County, SC, Sun City Assessment 7.70%, 11/01/2017	417,270
	South Carolina Jobs-Economic Dev Auth
4,355,000	5.00%, 05/01/2029	5,214,328
1,000,000	5.25%, 08/01/2024	1,145,730
	South Carolina State Public Service Auth
1,665,000	5.00%, 12/01/2031	1,870,145
2,350,000	5.00%, 12/01/2034	2,621,190

		11,268,663

	South Dakota - 0.7%
	South Dakota Housing Dev Auth
2,215,000	3.50%, 11/01/2046	2,289,468
830,000	4.00%, 11/01/2047	878,190
	South Dakota State Educational Enhancement Funding Corp.
835,000	5.00%, 06/01/2023	928,361
1,000,000	5.00%, 06/01/2026	1,104,250
1,415,000	South Dakota State Health & Educational Facs Auth 5.00%, 11/01/2029	1,617,133

		6,817,402

	Tennessee - 1.4%
1,000,000	Shelby County, TN, Health Educational & Housing Facs Board 5.00%, 09/01/2037(1)	952,630
	Tennessee Housing Dev Agency
1,780,000	3.50%, 07/01/2045	1,841,072
4,970,000	3.50%, 01/01/2047	5,140,845
4,515,000	4.00%, 01/01/2049	4,802,786

		12,737,333

	Texas - 9.6%
1,000,000	Arlington, TX 5.00%, 02/15/2034	1,130,250
1,000,000	Arlington, TX, Higher Education Finance Corp. Rev 5.00%, 08/15/2027	1,142,090

The accompanying notes are an integral part of these financial statements.

73

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.9% - (continued)
	Texas - 9.6% - (continued)
	Austin, TX, Airport System Rev
$595,000	5.00%, 11/15/2026	$712,983
1,125,000	5.00%, 11/15/2028	1,336,174
560,000	5.00%, 11/15/2030	656,303
1,620,000	Austin, TX, Independent School Dist 4.00%, 08/01/2033	1,815,518
1,800,000	Central Texas Turnpike System Rev 5.00%, 08/15/2032	2,014,254
	Clifton, TX, Higher Education Finance Corp.
1,000,000	4.00%, 08/15/2029	1,116,300
1,050,000	4.00%, 08/15/2030	1,159,294
500,000	4.00%, 08/15/2031	547,995
1,000,000	Dallas, TX, Area Rapid Transit Sales Tax Rev 5.00%, 12/01/2030	1,177,460
750,000	Dallas-Fort Worth, TX, International Airport Rev 5.00%, 11/01/2023	785,272
1,000,000	Denton, TX, Independent School Dist, GO 0.00%, 08/15/2020(2)	979,130
1,500,000	Grapevine-Colleyville, TX, Independent School Dist, GO 5.00%, 08/15/2027	1,778,325
	Harris County - Houston, TX, Sports Auth
2,500,000	5.00%, 11/15/2030	2,835,950
500,000	5.00%, 11/15/2032	559,665
350,000	5.00%, 11/15/2034	390,320
1,605,000	Harris County, TX Toll Road Auth 5.00%, 08/15/2032	1,941,360
1,060,000	Houston, TX 0.00%, 09/01/2025(2)	924,055
2,000,000	Houston, TX, Utility System Rev 6.00%, 11/15/2036	2,003,161
	Kerrville, TX, Health Facs Dev Corp.
1,300,000	5.00%, 08/15/2024	1,484,210
1,500,000	5.00%, 08/15/2035	1,677,630
1,580,000	La Joya, TX, Independent School Dist, GO 5.00%, 02/15/2025	1,801,058
	New Hope, TX, Cultural Education Facs Finance Corp.
700,000	1.85%, 11/01/2020	685,293
765,000	3.25%, 11/15/2022	757,679
3,375,000	5.00%, 11/01/2031	3,622,084
1,000,000	5.00%, 11/01/2046	1,043,810
	North Texas Tollway Auth Rev
5,000,000	0.00%, 01/01/2032(2)	3,543,800
1,000,000	5.00%, 01/01/2030	1,124,580
1,200,000	5.00%, 01/01/2035	1,387,236
230,000	6.10%, 01/01/2028	230,773
1,985,000	San Antonio, TX, Airport System Rev 5.00%, 07/01/2023	2,175,381
5,215,000	San Antonio, TX, Electric & Gas Systems Rev 5.00%, 02/01/2032	6,144,908
1,440,000	San Antonio, TX, Water Rev 5.00%, 05/15/2031	1,699,949
1,000,000	Spring Branch, TX, Independent School Dist, GO 5.00%, 02/01/2026	1,171,460
28,230,000	State of Texas, GO 2.30%, 06/01/2043(4)	28,230,000
2,575,000	Tarrant County, TX, Cultural Education Facs 5.00%, 10/01/2034	2,765,498
1,885,000	Texas Municipal Gas Acquisition & Supply Corp. Rev 6.25%, 12/15/2026	2,185,092
1,755,000	Texas Transportation Commission 0.00%, 08/01/2038(2)	776,289
2,000,000	Travis County, TX, Health Facs Dev 7.13%, 11/01/2040	2,157,860

		89,670,449

	Utah - 0.3%
490,000	Salt Lake County, UT 5.13%, 02/15/2033	576,769

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.9% - (continued)
	Utah - 0.3% - (continued)
$2,075,000	Utah Housing Corp. 4.00%, 01/01/2045	$2,174,372

		2,751,141

	Vermont - 0.2%
1,980,000	Vermont Housing Finance Agency 4.00%, 11/01/2046	2,072,704

	Virginia - 0.2%
1,500,000	Chesapeake Bay, VA, Bridge & Tunnel Dist 5.00%, 07/01/2051	1,669,995

	Washington - 0.8%
2,060,000	Chelan County, WA, Public Utility Dist No. 1 0.00%, 06/01/2028(2)	1,663,677
2,285,000	FYI Properties, WA, Lease Rev 5.50%, 06/01/2034	2,292,175
	Washington State Health Care Facs Auth Rev
780,000	5.00%, 07/01/2028	887,671
2,000,000	5.00%, 03/01/2029	2,293,720

		7,137,243

	West Virginia - 0.4%
	West Virginia State Economic Dev Auth
2,000,000	1.70%, 01/01/2041(4)	1,992,140
1,555,000	2.55%, 03/01/2040(4)	1,574,391

		3,566,531

	Wisconsin - 2.6%
	Milwaukee County, WI, Airport Rev
1,705,000	5.00%, 12/01/2024	1,920,700
1,790,000	5.00%, 12/01/2025	2,009,794
	Public Finance Auth, WI
185,000	3.00%, 11/15/2022(1)	185,041
1,065,000	3.50%, 11/15/2023(1)	1,065,170
1,600,000	5.00%, 09/01/2025(1)	1,747,488
2,940,000	5.00%, 07/01/2035	3,375,473
1,050,000	5.00%, 07/01/2036	1,202,386
2,340,000	5.00%, 10/01/2044	2,710,609
2,000,000	5.00%, 10/01/2048(1)	2,116,900
	Wisconsin State
125,000	5.75%, 05/01/2033	125,000
2,160,000	6.00%, 05/01/2036	2,160,000
	Wisconsin State Health & Educational Facs Auth Rev
3,000,000	5.00%, 11/15/2027	3,456,510
1,700,000	5.00%, 12/01/2028	1,944,732

		24,019,803

	Wyoming - 0.2%
1,490,000	Wyoming Community Dev Auth 4.00%, 12/01/2046	1,571,056

	Total Municipal Bonds (cost $882,258,058)	$908,162,616

SHORT-TERM INVESTMENTS - 2.5%
	Other Investment Pools & Funds - 2.5%
23,357,351	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(6)	$23,357,351

	Total Short-Term Investments (cost $23,357,351)	$23,357,351

Total Investments (cost $905,615,409)	99.4%	$931,519,967
Other Assets and Liabilities	0.6%	5,567,667

Total Net Assets	100.0%	$937,087,634

The accompanying notes are an integral part of these financial statements.

74

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $17,668,762, representing 1.9% of net assets.

(2)	Security is a zero-coupon bond.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2019.

(4)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(6)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Municipal Bonds	$908,162,616	$—	$908,162,616	$—
Short-Term Investments	23,357,351	23,357,351	—	—

Total	$931,519,967	$23,357,351	$908,162,616	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

75

Hartford Municipal Short Duration Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.2%
	Alabama - 0.9%
$250,000	State of Alabama, Docks Department 5.00%, 10/01/2024	$282,640

	Arizona - 2.2%
250,000	Arizona State Health Facs Auth Hospital System Rev 5.00%, 02/01/2020	255,830
100,000	Maricopa County, AZ, Industrial Dev Auth 5.00%, 09/01/2022	110,007
200,000	Maricopa County, AZ, Pollution Control Corp. 5.00%, 06/01/2035	204,474
105,000	Tempe, AZ, Industrial Dev Auth 4.00%, 10/01/2023(1)	105,657

		675,968

	California - 2.9%
195,000	California County Tobacco Securitization Agency 5.00%, 06/01/2020	200,520
250,000	California Health Facs Finance Auth Rev 5.88%, 07/01/2025	251,738
250,000	Orange County, CA, Community Facs Dist 4.00%, 08/15/2021	259,520
75,000	Roseville, CA, Natural Gas Financing Auth 5.00%, 02/15/2023	82,587
100,000	Tustin, CA, Community Facs Dist 3.00%, 09/01/2019	100,358

		894,723

	Colorado - 1.8%
115,000	Colorado Housing & Finance Auth Rev 4.00%, 05/01/2048	121,522
150,000	Denver, CO, Convention Center Hotel Auth 5.00%, 12/01/2022	163,248
	E-470 Public Highway, CO, Auth Rev
50,000	0.00%, 09/01/2019(2)	49,667
40,000	1 mo. USD LIBOR + 1.050%, 2.71%, 09/01/2039(3)	40,308
150,000	Park Creek, CO, Metropolitan Dist 5.00%, 12/01/2021	160,992

		535,737

	Connecticut - 2.9%
150,000	City of Bridgeport, CT, GO 4.00%, 08/15/2021	158,012
150,000	City of New Haven, CT, GO 5.00%, 08/15/2021	161,365
	State of Connecticut, GO
140,000	5.00%, 07/15/2022	153,265
150,000	5.00%, 03/15/2024	170,197
250,000	Town of Hamden, CT, GO 5.00%, 08/15/2019	252,395

		895,234

	District of Columbia - 0.6%
	Metropolitan Washington, DC, Airports Auth System Rev
70,000	5.00%, 10/01/2019	70,927
95,000	5.00%, 10/01/2039	98,614

		169,541

	Florida - 4.3%
165,000	Broward County, FL, Airport System Rev 5.00%, 10/01/2020	172,100
200,000	City of Atlantic Beach, FL 3.00%, 11/15/2023	200,856
200,000	City of Port, St. Lucie, FL 1.75%, 07/01/2022	196,646
	JEA Electric System Rev, FL
100,000	5.00%, 10/01/2021	107,409
100,000	5.00%, 10/01/2022	109,483
	Miami-Dade County, FL, Aviation Rev
50,000	5.00%, 10/01/2024	57,403
145,000	5.00%, 10/01/2025	169,702
	Miami-Dade County, FL, Seaport Rev
65,000	5.00%, 10/01/2021	69,529
145,000	5.00%, 10/01/2022	157,601
75,000	Tampa-Hillsborough County, FL, Expressway Auth. 5.00%, 07/01/2021	80,161

		1,320,890

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.2% - (continued)
	Georgia - 3.0%
	Burke County, GA, Dev Auth Rev
$55,000	1.85%, 12/01/2049(4)	$54,952
70,000	2.35%, 10/01/2032(4)	70,043
100,000	3.00%, 11/01/2045(4)	100,813
250,000	Main Street Natural Gas Inc 5.00%, 05/15/2025	284,065
100,000	Monroe County, GA, Dev Auth Rev 2.40%, 01/01/2039(4)	99,891
	Municipal Electric Auth, GA
75,000	5.00%, 01/01/2021	78,587
100,000	5.00%, 11/01/2022	109,918
100,000	State of Georgia, GO 4.00%, 07/01/2020	102,802

		901,071

	Illinois - 17.2%
	Chicago, IL, Board of Education
100,000	0.00%, 12/01/2024(2)	82,681
100,000	5.00%, 12/01/2021	104,925
	Chicago, IL, Board of Education, GO
45,000	0.00%, 12/01/2021(2)	41,536
55,000	0.00%, 12/01/2022(2)	49,025
100,000	5.00%, 12/01/2021	104,925
200,000	Chicago, IL, Housing Auth 5.00%, 01/01/2024	225,524
225,000	Chicago, IL, Midway International Airport Rev 5.00%, 01/01/2023	246,899
280,000	Chicago, IL, O’Hare International Airport 5.00%, 01/01/2023	309,543
	Chicago, IL, Transit Auth
100,000	5.00%, 06/01/2019	100,240
100,000	5.00%, 06/01/2020	103,091
100,000	5.00%, 12/01/2022	107,433
135,000	City of Chicago, IL 5.00%, 01/01/2022	142,479
70,000	City of Chicago, IL, Park Dist, GO 3.00%, 01/01/2021	70,809
	City of Chicago, IL, Wastewater Transmission Rev
160,000	0.00%, 01/01/2022(2)	150,034
110,000	0.00%, 01/01/2024(2)	97,418
85,000	City of Chicago, IL, Waterworks Rev 5.00%, 11/01/2020	88,782
	City of Decatur, IL, GO
65,000	3.00%, 03/01/2022	66,453
85,000	4.00%, 01/01/2020	85,860
150,000	5.00%, 03/01/2023	165,459
	Cook County, IL, GO
100,000	5.00%, 11/15/2019	101,629
200,000	5.00%, 11/15/2022	219,522
200,000	Illinois Finance Auth 5.00%, 10/01/2020	209,322
125,000	Illinois Housing Dev Auth 3.05%, 08/01/2022	128,807
	Illinois State Finance Auth Rev
50,000	5.00%, 08/15/2020	51,669
100,000	5.00%, 11/15/2021	107,774
150,000	5.00%, 02/15/2022	163,281
130,000	7.75%, 08/15/2034	132,240
	Illinois State, GO
180,000	4.00%, 06/15/2020	183,580
75,000	5.00%, 04/01/2021	78,452
120,000	5.00%, 02/01/2022	127,224
200,000	5.00%, 11/01/2022	215,136
100,000	5.00%, 10/01/2023	108,018
100,000	Kane McHenry Cook & DeKalb Counties, IL, Unified School Dist, GO 4.00%, 01/01/2020	101,457
50,000	Kendall Kane & Will Counties, IL, Unified School Dist, GO 0.00%, 02/01/2021(2)	48,243
	Metropolitan Pier & Exposition Auth, IL
55,000	0.00%, 06/15/2019(2)	54,849
50,000	0.00%, 12/15/2019(2)	49,279
200,000	0.00%, 06/15/2021(2)	189,684
100,000	5.50%, 12/15/2023	105,863

The accompanying notes are an integral part of these financial statements.

76

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.2% - (continued)
	Illinois - 17.2% - (continued)
	Railsplitter, IL, Tobacco Settlement Auth
$150,000	5.00%, 06/01/2022	$163,176
50,000	5.25%, 06/01/2021	53,280
150,000	Sales Tax Securitization Corp., IL 5.00%, 01/01/2024	167,176
150,000	Village of Bolingbrook, IL, GO 5.00%, 01/01/2023	164,988

		5,267,765

	Kentucky - 2.2%
40,000	Kentucky Bond Dev Corp. 5.00%, 09/01/2023	45,039
	Kentucky Public Energy Auth
200,000	4.00%, 06/01/2020	203,730
200,000	4.00%, 01/01/2049(4)	218,602
200,000	Kentucky State Property & Building Commission 5.00%, 05/01/2020	206,338

		673,709

	Louisiana - 1.1%
110,000	City of New Orleans, LA, Sewerage Service Rev 5.00%, 06/01/2021	116,751
200,000	New Orleans, LA, Aviation Board 5.00%, 01/01/2023	220,208

		336,959

	Maryland - 0.2%
20,000	Maryland Economic Dev Corp. 4.00%, 06/01/2020	20,481
40,000	Maryland Health & Higher Educational Facs Auth 2.88%, 07/01/2023	40,913

		61,394

	Massachusetts - 2.9%
	Massachusetts Dev Finance Agency
100,000	3.50%, 10/01/2022(1)	102,426
150,000	5.00%, 07/01/2024	170,032
270,000	5.00%, 07/01/2025	311,985
	Massachusetts Educational Financing Auth
20,000	5.00%, 07/01/2023	22,261
80,000	5.00%, 07/01/2024	90,767
35,000	Massachusetts Housing Finance Agency 1.50%, 12/01/2047(4)	34,986
150,000	Massachusetts State Dev Finance Agency Rev 5.00%, 07/01/2022	162,843

		895,300

	Michigan - 2.2%
70,000	Detroit, MI, GO 5.00%, 04/01/2022	73,674
150,000	Jackson, MI, Public Schools 5.00%, 05/01/2024	171,981
	Michigan Finance Auth
150,000	5.00%, 07/01/2019	150,789
150,000	5.00%, 11/15/2022	165,735
100,000	State of Michigan 5.00%, 03/15/2021	106,121

		668,300

	Minnesota - 0.7%
200,000	Duluth, MN, Independent School Dist, No. 709 5.00%, 02/01/2022	214,954

	Mississippi - 0.8%
200,000	State of Mississippi 5.00%, 10/15/2024	230,918

	Missouri - 2.8%
50,000	City of St Louis, MO, Airport Rev 5.00%, 07/01/2023	55,906
100,000	Kirkwood, MO, Industrial Dev Auth 5.00%, 05/15/2022	105,197
500,000	Missouri Dev Finance Board 5.00%, 10/01/2021	539,510
150,000	St. Louis County, MO, Industrial Dev Auth 5.00%, 09/01/2023	162,472

		863,085

	Nebraska - 2.3%
300,000	Central Plains, NE, Energy Project 5.00%, 09/01/2022	324,261

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.2% - (continued)
	Nebraska - 2.3% - (continued)
$120,000	Central Plains, NE, Energy Project Gas Rev 5.25%, 12/01/2021	$128,448
150,000	Nebraska Investment Finance Auth Rev 4.00%, 09/01/2048	159,736
100,000	Washington County, NE 2.38%, 09/01/2030(4)	100,371

		712,816

	Nevada - 1.2%
150,000	City of Reno, NV 5.00%, 06/01/2024	169,439
100,000	Clark County, NV, School Dist 5.00%, 06/15/2025	117,179
75,000	Clark County, NV, Special Improvement Dist 2.25%, 12/01/2019	74,930

		361,548

	New Jersey - 3.3%
50,000	City of Atlantic City, NJ, GO 5.00%, 03/01/2020	51,166
200,000	City of Bayonne, NJ 0.00%, 07/01/2023(2)	182,758
	New Jersey Economic Dev Auth
100,000	5.00%, 06/15/2022	108,102
75,000	5.00%, 06/15/2023	82,524
280,000	New Jersey Educational Facs Auth Rev 5.00%, 09/01/2019	282,884
60,000	New Jersey Transportation Trust Fund Auth 5.00%, 12/15/2023	67,255
	Tobacco Settlement Financing Corp., NJ
125,000	5.00%, 06/01/2023	138,512
70,000	5.00%, 06/01/2025	80,580

		993,781

	New Mexico - 0.8%
	New Mexico Mortgage Finance Auth
85,000	3.75%, 03/01/2048	89,361
150,000	4.00%, 01/01/2049	159,621

		248,982

	New York - 3.0%
155,000	Metropolitan Transportation Auth, NY 5.00%, 11/15/2024	179,464
505,000	New York City Transitional Finance Auth Future Tax Secured Rev 5.00%, 11/01/2021	547,026
100,000	Town of Oyster Bay, NY, GO 4.00%, 02/15/2020	101,361
100,000	TSASC, Inc, NY 5.00%, 06/01/2020	103,244

		931,095

	North Dakota - 0.9%
	North Dakota Housing Finance Agency
105,000	3.50%, 07/01/2046	108,810
165,000	4.00%, 01/01/2048	174,290

		283,100

	Ohio - 2.2%
250,000	American Municipal Power, Inc., OH 2.30%, 02/15/2038(4)	252,502
	Cleveland, OH, Airport System Rev
60,000	5.00%, 01/01/2022	65,005
60,000	5.00%, 01/01/2023	66,712
150,000	5.00%, 01/01/2024	168,151
110,000	State of Ohio 5.00%, 06/15/2021	117,751

		670,121

	Oregon - 1.1%
60,000	Salem, OR, Hospital Facs Auth 5.00%, 05/15/2025	69,081
	State of Oregon Housing & Community Services Department
140,000	3.50%, 07/01/2048	145,460
115,000	4.50%, 01/01/2049	124,275

		338,816

The accompanying notes are an integral part of these financial statements.

77

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.2% - (continued)
	Pennsylvania - 8.1%
$165,000	Allegheny County, PA, Hospital Dev Auth 5.38%, 08/15/2029	$166,680
150,000	Commonwealth Financing Auth, PA 5.00%, 06/01/2022	163,645
300,000	Erie, PA, School Dist 5.00%, 04/01/2020	308,130
100,000	Lancaster County, PA, Hospital Auth 5.00%, 07/01/2020	102,429
	Lehigh County, PA, Industrial Dev Auth
65,000	1.80%, 02/15/2027(4)	64,312
55,000	1.80%, 09/01/2029(4)	54,061
150,000	Montgomery County, PA, Industrial Dev Auth Rev 4.00%, 12/01/2020	152,892
185,000	Pennsylvania Higher Educational Facs Auth 5.00%, 05/01/2024	210,783
250,000	Pennsylvania Turnpike Commission Rev MUNIPSA + 0.980%, 3.28%, 12/01/2021(3)	252,335
	Philadelphia, PA, Hospitals & Higher Education Facs Auth
115,000	5.00%, 07/01/2019	115,454
20,000	5.00%, 07/01/2020	20,552
150,000	Philadelphia, PA, Industrial Dev Auth 5.00%, 12/01/2022	165,375
	Philadelphia, PA, School Dist, GO
85,000	4.00%, 09/01/2022	86,774
65,000	5.00%, 09/01/2020	67,590
150,000	Reading, PA, School Dist, GO 5.00%, 03/01/2023	166,158
105,000	Redev. Auth of the City of Philadelphia, PA 5.00%, 04/15/2021	110,940
50,000	State Public School Building Auth. 5.00%, 04/01/2021	52,841
200,000	Wilkes-Barre Area, PA, School Dist 5.00%, 04/15/2023	221,942

		2,482,893

	Puerto Rico - 0.9%
40,000	Commonwealth of Puerto Rico, GO 5.50%, 07/01/2019	40,145
	Puerto Rico Electric Power Auth
25,000	5.00%, 07/01/2019	25,071
35,000	5.25%, 07/01/2019	35,113
200,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev 0.00%, 07/01/2024(2)	168,044

		268,373

	Rhode Island - 3.2%
	Rhode Island Health & Educational Building Corp.
500,000	4.00%, 05/15/2020	511,395
150,000	5.00%, 05/15/2022	162,443
35,000	Rhode Island Housing & Mortgage Finance Corp. 4.00%, 10/01/2032	35,890
100,000	Rhode Island Student Loan Auth 5.00%, 12/01/2023	112,232
	Rhode Island Tobacco Settlement Financing Corp.
100,000	5.00%, 06/01/2020	103,146
60,000	5.00%, 06/01/2021	63,485

		988,591

	South Carolina - 0.6%
150,000	South Carolina Jobs-Economic Dev Auth 5.00%, 05/01/2024	170,219

	South Dakota - 0.9%
250,000	South Dakota State Educational Enhancement Funding Corp. 5.00%, 06/01/2023	277,953

	Tennessee - 2.1%
150,000	Shelby County, TN, Health Educational & Housing Facs Board 4.00%, 09/01/2022(1)	148,244
	Tennessee Housing Dev Agency
120,000	3.50%, 07/01/2045	124,117
195,000	3.50%, 01/01/2047	201,778
175,000	3.50%, 01/01/2048	181,692

		655,831

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.2% - (continued)
	Texas - 14.8%
$100,000	Arlington, TX, Higher Education Finance Corp. Rev 4.00%, 12/01/2022	$107,315
70,000	Big Sandy, TX, Independent School Dist Upshur County, GO 5.00%, 02/15/2024	79,416
160,000	Carroll, TX, Independent School Dist 5.00%, 02/15/2022	174,533
100,000	Central Texas Turnpike System 5.00%, 08/15/2024	114,709
300,000	City of Houston, TX 0.00%, 09/01/2025(2)	261,525
105,000	City of San Antonio, TX, Airport System 5.00%, 07/01/2022	114,427
350,000	Clear Creek, TX, Independent School Dist, GO 1.45%, 02/15/2035(4)	348,274
200,000	Corpus Christi, TX, Independent School Dist, GO 2.00%, 08/15/2047(4)	200,116
250,000	Dallas/Fort Worth, TX, International Airport Rev 5.25%, 11/01/2038	261,238
50,000	Harris County, TX, Metropolitan Transportation Auth 5.00%, 11/01/2022	55,621
310,000	Harris County-Houston, TX, Sports Auth 5.00%, 11/15/2020	324,815
100,000	Kerrville, TX, Health Facs Development Corp. 5.00%, 08/15/2020	103,826
250,000	Leander, TX, Independent School Dist 0.00%, 08/15/2020(2)	244,658
100,000	Lower Colorado River, TX, Auth Rev 5.00%, 05/15/2020	103,437
150,000	New Hope, TX, Cultural Education Facs Finance Corp. 1.70%, 11/01/2019	149,001
100,000	North East Texas Regional Mobility Auth 5.00%, 01/01/2021	104,287
150,000	North Texas Tollway Auth 5.00%, 01/01/2024	167,289
110,000	Plano, TX, Independent School Dist, GO 5.00%, 02/15/2022	119,991
1,400,000	State of Texas, GO 2.30%, 06/01/2043(4)	1,400,000
100,000	University of Texas System 5.00%, 08/15/2020	104,296

		4,538,774

	Utah - 0.5%
130,000	Salt Lake County, UT 5.13%, 02/15/2033	153,020

	Virginia - 0.3%
90,000	Wise County, VA, Industrial Dev Auth Rev 1.88%, 11/01/2040(4)	89,889

	Washington - 1.2%
55,000	State of Washington, GO 5.00%, 08/01/2019	55,460
195,000	Tobacco Settlement Auth, WA 5.00%, 06/01/2024	214,992
80,000	Washington State Health Care Facs Auth Rev 5.00%, 10/01/2039	81,860

		352,312

	West Virginia - 0.2%
55,000	West Virginia State Economic Dev Auth 2.55%, 03/01/2040(4)	55,686

	Wisconsin - 0.9%
	Public Finance Auth, WI
150,000	4.00%, 07/01/2025	164,807
100,000	5.00%, 05/15/2020(1)	102,364

		267,171

	Total Municipal Bonds (cost $29,505,799)	$29,729,159

The accompanying notes are an integral part of these financial statements.

78

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 2.4%
	Other Investment Pools & Funds - 2.4%
728,324	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(5)	$728,324

	Total Short-Term Investments (cost $728,324)	$728,324

Total Investments (cost $30,234,123)	99.6%	$30,457,483
Other Assets and Liabilities	0.4%	119,303

Total Net Assets	100.0%	$30,576,786

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $458,691, representing 1.5% of net assets.

(2)	Security is a zero-coupon bond.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2019.

(4)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Municipal Bonds	$29,729,159	$—	$29,729,159	$—
Short-Term Investments	728,324	728,324	—	—

Total	$30,457,483	$728,324	$29,729,159	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

79

The Hartford Quality Bond Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 31.3%
	Canada - 0.7%
$915,000	Master Credit Card Trust 3.74%, 07/21/2024(1)	$921,657

	Cayman Islands - 2.5%
1,305,000	ALM XVIII Ltd. 3 mo. USD LIBOR + 1.650%, 4.25%, 01/15/2028(1)(2)	1,294,393
	BlueMountain CLO Ltd.
675,000	3 mo. USD LIBOR + 1.600%, 4.19%, 10/22/2030(1)(2)	664,520
605,000	3 mo. USD LIBOR + 2.500%, 5.10%, 04/13/2027(1)(2)	604,968
250,000	Carlyle Global Market Strategies CLO Ltd. 3 mo. USD LIBOR + 0.970%, 3.56%, 04/17/2031(1)(2)	246,304
350,000	LCM L.P. 3 mo. USD LIBOR + 1.400%, 3.99%, 04/20/2028(1)(2)	346,455

		3,156,640

	United States - 28.1%
34,052	Angel Oak Mortgage Trust LLC 2.81%, 01/25/2047(1)(3)	33,928
1,855,000	Bank 1.04%, 04/15/2052(3)(4)	154,316
	Benchmark Mortgage Trust
8,237,139	0.69%, 07/15/2051(3)(4)	300,712
3,602,836	0.83%, 01/15/2052(3)(4)	184,778
2,525,000	Cantor Commercial Real Estate 1.15%, 05/15/2052(5)(6)	218,271
961,000	Capital Auto Receivables Asset Trust 3.62%, 05/20/2021	965,240
265,000	Citigroup Commercial Mortgage Trust 3.15%, 11/15/2049	265,263
	COLT Mortgage Loan Trust
63,569	2.75%, 09/25/2046(1)(3)	63,335
68,099	3.08%, 02/25/2048(1)(3)	67,877
178,196	3.75%, 12/26/2046(1)(3)	179,018
306,676	3.87%, 10/26/2048(1)(3)	308,335
61,719	Connecticut Avenue Securities 1 mo. USD LIBOR + 1.450%, 3.93%, 01/25/2029(2)	61,935
925,000	CSAIL Commercial Mortgage Trust 3.81%, 11/15/2048	962,948
750,000	CSMC Trust 2.76%, 04/05/2033(1)	746,939
662,000	Deephaven Residential Mortgage Trust 3.56%, 04/25/2059(1)(3)	663,510
	Fannie Mae Connecticut Avenue Securities
261,231	1 mo. USD LIBOR + 0.750%, 3.23%, 02/25/2030(2)	261,172
262,417	1 mo. USD LIBOR + 0.850%, 3.33%, 11/25/2029(2)	262,504
349,780	1 mo. USD LIBOR + 1.150%, 3.63%, 09/25/2029(2)	350,574
270,000	1 mo. USD LIBOR + 2.000%, 4.48%, 03/25/2031(2)	271,519
965,000	1 mo. USD LIBOR + 2.550%, 5.03%, 12/25/2030(2)	980,910
865,000	1 mo. USD LIBOR + 4.250%, 6.73%, 01/25/2029(2)	951,844
850,000	1 mo. USD LIBOR + 4.450%, 6.93%, 01/25/2029(2)	924,224
1,079,231	1 mo. USD LIBOR + 5.000%, 7.48%, 07/25/2025(2)	1,191,776
1,330,000	Ford Credit Auto Owner Trust 3.61%, 01/15/2030(1)	1,343,901
	FREMF Mortgage Trust
320,000	3.76%, 11/25/2050(1)(3)	320,765
320,000	3.82%, 04/25/2048(1)(3)	321,927
440,000	3.85%, 10/25/2049(1)(3)	438,161
350,000	3.93%, 02/25/2050(1)(3)	352,437
230,000	3.98%, 10/25/2049(1)(3)	231,014
1,240,000	4.07%, 08/25/2023(1)(3)	1,283,891
600,000	4.08%, 08/25/2047(1)(3)	611,718

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 31.3% - (continued)
	United States - 28.1% - (continued)
$1,610,000	4.11%, 04/25/2051(1)(3)	$1,624,290
165,000	4.38%, 06/25/2047(1)(3)	173,200
184,000	4.48%, 12/25/2044(1)(3)	190,757
211,000	4.53%, 02/25/2052(1)(3)	209,246
500,000	GS Mortgage Securities Corp. 1 mo. USD LIBOR + 1.300%, 3.77%, 07/15/2032(1)(2)	499,061
233,061	GSR Mortgage Loan Trust 4.40%, 01/25/2036(3)	234,057
370,000	Hertz Vehicle Financing II L.P. 3.29%, 02/25/2024(1)	370,823
652,893	Mill City Mortgage Loan Trust 3.25%, 05/25/2062(1)(3)	651,408
68,551	MortgageIT Trust 1 mo. USD LIBOR + 0.640%, 3.12%, 02/25/2035(2)	68,564
1,187,000	Natixis Commercial Mortgage Securities Trust 4.40%, 06/17/2028(1)	1,280,161
	New Residential Mortgage Loan Trust
593,851	3.60%, 04/25/2049	597,929
1,264,047	3.75%, 01/25/2054(1)(3)	1,280,189
60,943	3.75%, 05/25/2054(1)(3)	61,541
191,571	3.75%, 11/25/2056(1)(3)	194,330
783,538	4.00%, 02/25/2057(1)(3)	800,746
	NRZ Advance Receivables Trust
240,000	2.58%, 10/15/2049(1)	239,444
1,210,000	3.11%, 12/15/2050(1)	1,210,692
	NRZ Excess Spread-Collateralized Notes
487,256	3.19%, 01/25/2023(1)	485,340
210,776	3.27%, 02/25/2023(1)	210,745
114,021	Residential Accredit Loans, Inc. 4.81%, 09/25/2035(3)	99,432
	Seasoned Credit Risk Transfer Trust
459,536	3.50%, 11/25/2057	462,560
1,276,593	3.50%, 03/25/2058	1,275,835
1,242,698	3.50%, 07/25/2058	1,249,894
280,000	Sofi Consumer Loan Program Trust 3.79%, 04/26/2027(1)	284,141
75,955	Springleaf Funding Trust 3.16%, 11/15/2024(1)	75,962
412,366	Thornburg Mortgage Securities Trust 4.58%, 04/25/2045(3)	417,859
	Towd Point Mortgage Trust
320,281	2.25%, 04/25/2056(1)(3)	315,503
54,121	2.75%, 04/25/2055(1)(3)	53,693
236,804	2.75%, 08/25/2055(1)(3)	234,295
534,768	2.75%, 10/25/2056(1)(3)	527,475
162,445	2.75%, 04/25/2057(1)(3)	160,494
61,678	3.00%, 03/25/2054(1)(3)	61,314
642,000	3.75%, 04/25/2055(1)(3)	650,535
1,235,492	3.75%, 03/25/2058(1)(3)	1,256,483
425,065	3.75%, 05/25/2058(1)(3)	431,480
375,000	Verus Securitization Trust 3.70%, 07/25/2047(1)(3)	375,365
1,050,000	VNDO Mortgage Trust 3.45%, 11/15/2030(1)(3)	1,046,056
610,517	Wells Fargo Mortgage Backed Securities Trust 4.00%, 11/25/2048(1)(3)	619,151

		35,254,792

	Total Asset & Commercial Mortgage Backed Securities (cost $39,111,942)	$39,333,089

U.S. GOVERNMENT AGENCIES - 85.1%
	Mortgage-Backed Agencies - 84.0%
	FHLMC - 29.5%
11,234	0.00%, 11/15/2036(7)(8)	$9,998
7,250,505	0.42%, 01/25/2027(3)(4)	146,568
4,378,585	0.74%, 03/25/2027(3)(4)	180,643
1,240,000	1.70%, 04/25/2044(3)(4)	119,597
695,000	1.71%, 07/25/2041(3)(4)	42,822
2,250,000	1.81%, 11/25/2040(3)(4)	129,737

The accompanying notes are an integral part of these financial statements.

80

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 85.1% - (continued)
	Mortgage-Backed Agencies - 84.0% - (continued)
	FHLMC - 29.5% - (continued)
$218,627	2.50%, 12/15/2026(4)	$10,528
989,880	2.50%, 03/15/2028(4)	66,520
96,307	2.50%, 03/15/2028	6,900
155,909	2.50%, 05/15/2028(4)	11,538
1,045,256	2.75%, 12/15/2041	995,559
217,426	3.00%, 05/15/2032(4)	13,885
396,506	3.00%, 03/01/2033	398,762
157,544	3.00%, 03/15/2033(4)	18,093
811,685	3.00%, 04/01/2033	816,303
961,836	3.00%, 01/01/2037	961,832
302,000	3.00%, 04/15/2042	289,355
1,548,346	3.00%, 11/01/2046	1,533,720
2,294,446	3.00%, 12/01/2046	2,270,451
630,000	3.00%, 10/01/2047	623,120
199,980	3.00%, 02/01/2048	197,721
95,000	3.00%, 03/01/2048	93,926
164,999	3.00%, 03/01/2049	163,143
160,000	3.00%, 04/01/2049	158,200
250,000	3.00%, 05/01/2049	247,188
995,000	3.12%, 10/25/2031(3)	977,742
625,000	3.43%, 01/25/2027(3)	647,907
236,953	3.50%, 06/15/2026(4)	12,579
75,012	3.50%, 09/15/2026(4)	6,392
128,639	3.50%, 03/15/2027	9,940
715,751	3.50%, 03/15/2041(4)	81,328
1,994,152	3.50%, 05/01/2048	2,017,881
309,424	3.50%, 06/01/2048	313,105
222,511	3.50%, 09/01/2048	225,158
3,275,000	3.50%, 05/01/2049(9)	3,307,302
207,311	1 mo. USD LIBOR + 1.200%, 3.68%, 08/25/2029(2)	207,811
209,059	4.00%, 08/15/2026(4)	17,007
295,472	4.00%, 07/15/2027(4)	24,978
590,541	4.00%, 03/15/2028(4)	50,279
131,006	4.00%, 06/15/2028(4)	11,426
369,245	4.00%, 07/15/2030	38,021
293,251	4.00%, 06/15/2041	307,190
250,000	4.00%, 11/15/2041	268,058
571,000	4.00%, 08/15/2043	604,081
280,861	4.00%, 07/01/2044	290,145
96,209	4.00%, 09/01/2048	99,052
8,035,000	4.00%, 05/01/2049(9)	8,251,551
96,451	4.50%, 02/01/2039	102,459
1,005,641	4.50%, 07/01/2042	1,069,449
149,410	4.50%, 09/01/2044	157,168
3,300,000	4.50%, 05/01/2049(9)	3,438,940
999,000	1 mo. USD LIBOR + 2.300%, 4.78%, 09/25/2030(2)	1,007,835
94,585	5.00%, 10/01/2028	99,884
364,505	5.00%, 09/01/2029	384,783
319,991	5.00%, 01/01/2030	337,913
379,912	5.00%, 09/01/2031	400,771
317,180	5.00%, 11/01/2031	334,652
53,848	5.00%, 09/01/2033	58,051
207,953	5.00%, 09/15/2033(4)	38,044
382,615	5.00%, 05/01/2039	411,210
603,316	5.00%, 08/01/2039	649,765
220,925	5.00%, 07/01/2041	237,329
50,000	5.00%, 05/01/2049(9)	52,778
625,943	1 mo. USD LIBOR + 2.800%, 5.28%, 05/25/2028(2)	638,515
45,718	5.50%, 08/15/2033	50,112
307,777	5.50%, 04/01/2038	336,233

		37,080,933

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 85.1% - (continued)
	FNMA - 33.7%
$95,278	0.00%, 06/25/2036(7)(8)	$82,105
100,000	0.00%, 09/25/2041(7)(8)	66,569
404,834	1.69%, 04/25/2055(3)(4)	21,266
535,427	1.72%, 08/25/2044(3)(4)	28,224
426,543	1.74%, 06/25/2055(3)(4)	22,912
350,425	2.00%, 09/25/2039	331,426
335,000	2.00%, 02/25/2043	272,880
37,984	2.50%, 06/25/2028(4)	2,712
420,000	2.50%, 03/25/2043	368,042
1,140,000	2.87%, 02/01/2032	1,081,737
368,177	3.00%, 02/25/2027(4)	23,647
128,362	3.00%, 09/25/2027	9,826
379,080	3.00%, 12/25/2027(4)	33,838
800,000	3.00%, 05/01/2034(9)	804,016
954,073	3.00%, 03/01/2037	954,854
264,119	3.00%, 10/01/2037	264,335
1,199,333	3.00%, 06/25/2048	1,194,235
955,283	3.00%, 10/25/2048	949,069
600,000	3.00%, 09/25/2057	566,093
1,300,000	3.07%, 11/01/2029	1,293,042
1,100,000	3.13%, 01/01/2030	1,106,231
1,800,000	3.14%, 01/01/2030	1,800,946
850,000	3.19%, 09/01/2029	857,184
620,000	3.19%, 02/25/2030(3)	615,378
1,700,000	3.28%, 12/01/2032	1,699,356
342,655	3.38%, 12/01/2029	350,671
1,240,000	3.46%, 09/01/2037	1,253,663
1,355,959	3.50%, 11/01/2026	1,384,844
161,149	3.50%, 05/25/2027(4)	14,473
238,131	3.50%, 10/25/2027	21,947
62,637	3.50%, 05/25/2030(4)	6,855
72,324	3.50%, 08/25/2030(4)	7,649
180,911	3.50%, 02/25/2031(4)	14,541
151,299	3.50%, 09/25/2035(4)	22,014
222,071	3.50%, 09/01/2043	225,477
365,471	3.50%, 10/01/2044	372,232
378,832	3.50%, 02/01/2045	383,793
353,488	3.50%, 02/01/2046	357,979
789,151	3.50%, 09/01/2046	798,409
346,501	3.50%, 10/01/2046	350,582
142,310	3.50%, 10/25/2046(4)	30,740
241,426	3.50%, 11/01/2046	245,803
251,963	3.50%, 09/01/2047	255,177
188,265	3.50%, 12/01/2047	190,745
269,832	3.50%, 02/01/2048	273,615
319,050	3.50%, 02/25/2048	325,420
500,000	3.50%, 05/25/2048	503,951
4,410,000	3.50%, 05/01/2049(9)	4,449,879
1,906,356	3.50%, 09/01/2057	1,920,487
1,201,864	3.50%, 12/25/2058	1,222,003
200,000	3.55%, 02/01/2030	205,818
1,201,583	3.57%, 10/01/2029(10)	1,256,514
1,000,000	3.73%, 04/01/2033	1,047,253
200,000	3.80%, 07/01/2030	211,011
621,387	3.86%, 08/01/2035	658,148
14,214	3.89%, 05/01/2030	15,066
324,752	3.96%, 05/01/2034	347,627
332,543	4.00%, 05/25/2027(4)	28,432
700,000	4.00%, 05/01/2034(9)	720,749
506,462	4.00%, 12/01/2040	524,195
136,684	4.00%, 03/01/2041	141,457
38,662	4.00%, 03/25/2042(4)	5,126
401,821	4.00%, 11/25/2043	419,233
161,864	4.00%, 06/01/2044	167,087
21,562	4.00%, 08/01/2044	22,258
192,702	4.00%, 10/01/2044	198,890

The accompanying notes are an integral part of these financial statements.

81

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 85.1% - (continued)
	FNMA - 33.7% - (continued)
$369,120	4.00%, 11/01/2044	$380,993
343,361	4.00%, 05/01/2045	354,316
220,526	4.00%, 07/01/2045	229,397
774,444	4.00%, 05/01/2046	800,693
189,600	4.00%, 06/01/2046	195,606
232,382	4.00%, 04/01/2047	241,940
2,402,180	4.00%, 07/01/2048	2,472,155
867,696	4.00%, 09/01/2048	892,088
480,310	4.06%, 03/01/2030	503,533
59,619	4.50%, 07/25/2027(4)	5,454
99,667	4.50%, 08/01/2041	105,576
30,289	4.50%, 09/01/2041	32,063
30,235	5.47%, 05/25/2042(3)(4)	3,010
399,684	5.50%, 07/25/2045	81,237
325,000	5.50%, 05/01/2049(9)	347,150
539,613	6.00%, 01/25/2042(4)	93,815
476,433	6.00%, 01/25/2047(4)	110,781
344,268	6.00%, 09/25/2047(4)	81,234

		42,332,777

	GNMA - 20.8%
84,690	1.75%, 09/20/2043	82,556
548,176	2.14%, 04/20/2040	473,813
161,821	3.00%, 09/20/2028(4)	13,008
281,350	3.00%, 09/16/2042	266,810
274,062	3.00%, 09/20/2042	256,937
110,695	3.00%, 02/16/2043(4)	17,042
946,779	3.00%, 04/20/2045	952,105
60,426	3.00%, 08/15/2045	60,331
142,325	3.00%, 11/20/2045	142,273
169,000	3.00%, 02/20/2046	164,319
5,120,000	3.00%, 05/01/2049(9)	5,107,500
77,452	3.50%, 02/16/2027(4)	6,516
185,921	3.50%, 03/20/2027(4)	17,065
190,314	3.50%, 07/20/2040(4)	18,784
391,041	3.50%, 12/20/2040	399,994
251,690	3.50%, 02/20/2041	26,725
433,152	3.50%, 04/20/2042	46,263
656,280	3.50%, 10/20/2042(4)	115,640
346,349	3.50%, 07/20/2043(4)	50,831
3,715,000	3.50%, 05/01/2049(9)	3,776,239
1,151,566	4.00%, 04/16/2026	103,752
52,972	4.00%, 12/16/2026	4,614
692,853	4.00%, 05/20/2029(4)	65,320
151,135	4.00%, 02/15/2041	157,116
32,797	4.00%, 05/16/2042(4)	4,886
128,324	4.00%, 03/20/2043(4)	27,652
51,162	4.00%, 01/20/2044(4)	11,298
448,328	4.00%, 03/20/2047(4)	76,141
669,451	4.00%, 07/20/2047(4)	114,437
1,200,000	4.00%, 04/20/2049	1,236,301
3,620,000	4.00%, 05/01/2049(9)	3,727,752
323,029	4.50%, 06/20/2039	338,363
471,506	4.50%, 09/16/2040	513,632
51,430	4.50%, 09/20/2041	54,076
28,523	4.50%, 05/20/2044	29,976
61,836	4.50%, 06/20/2044	65,128
50,803	4.50%, 10/20/2044	53,394
184,778	4.50%, 04/20/2045	44,032
29,993	4.50%, 01/20/2046	31,512
535,247	4.50%, 01/20/2047(4)	112,008
4,130,000	4.50%, 05/01/2049(9)	4,282,213
140,673	5.00%, 05/20/2034	150,369
44,610	5.00%, 07/15/2039	47,803
520,656	5.00%, 02/16/2040(4)	120,014
348,621	5.00%, 05/20/2040(4)	81,364
743,236	5.00%, 04/20/2041	867,298

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 85.1% - (continued)
	GNMA - 20.8% - (continued)
$31,689	5.00%, 06/15/2041	$33,961
148,634	5.00%, 10/16/2041(4)	24,045
30,545	5.00%, 03/15/2044	32,728
585,926	5.00%, 11/16/2046(4)	115,227
128,450	5.00%, 01/16/2047(4)	28,179
497,440	5.00%, 09/16/2047(4)	110,476
540,379	5.00%, 06/20/2048(4)	108,802
400,000	5.00%, 05/01/2049(9)	417,383
378,882	5.50%, 05/20/2038	423,375
307,749	5.50%, 03/20/2039(4)	68,891
385,209	5.50%, 02/16/2047(4)	85,309
474,290	5.50%, 05/20/2047(4)	109,897
21,564	6.00%, 01/15/2039	23,935
145,468	6.00%, 09/15/2040	161,397
328,732	6.00%, 02/20/2046(4)	73,964

		26,132,771

		105,546,481

	Other Direct Federal Obligations - 1.1%
	SLM Student Loan Trust
277,449	1 mo. USD LIBOR + 0.750%, 3.23%, 05/26/2026(2)	274,650
688,059	3 mo. USD LIBOR + 1.200%, 3.81%, 12/15/2033(1)(2)	688,246
386,100	3 mo. USD LIBOR + 1.500%, 4.08%, 04/25/2023(2)	390,838

		1,353,734

		1,353,734

	Total U.S. Government Agencies (cost $106,738,772)	$106,900,215

U.S. GOVERNMENT SECURITIES - 3.5%
	Other Direct Federal Obligations - 0.7%
	Tennessee Valley Authority Power - 0.7%
700,000	4.25%, 09/15/2065	$800,212

	U.S. Treasury Securities - 2.8%
3,484,777	U.S. Treasury Notes 0.75%, 07/15/2028(11)(12)	3,557,750

		3,557,750

	Total U.S. Government Securities (cost $4,199,959)	$4,357,962

	Total Long-Term Investments (cost $150,050,673)	$150,591,266

SHORT-TERM INVESTMENTS - 4.6%
	Other Investment Pools & Funds - 4.6%
5,808,153	Fidelity Institutional Government Fund, Institutional Class, 2.37%(13)	$5,808,153

	Total Short-Term Investments (cost $5,808,153)	$5,808,153

Total Investments Excluding Purchased Options (cost $155,858,826)	124.5%	$156,399,419

Total Purchased Options (cost $1,482,202)	0.9%	$1,164,159

Total Investments (cost $157,341,028)	125.4%	$157,563,578
Other Assets and Liabilities	(25.4)%	(31,911,653)

Total Net Assets	100.0%	$125,651,925

The accompanying notes are an integral part of these financial statements.

82

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $27,307,219, representing 21.7% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2019.

(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Securities disclosed are interest-only strips.
(5)

This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2019, the aggregate fair value of this security was $218,271, which represented 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(6)	Investment valued using significant unobservable inputs.

(7)	Securities disclosed are principal-only strips.

(8)	Security is a zero-coupon bond.

(9)	Represents or includes a TBA transaction.

(10)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(11)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(12)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

(13)	Current yield as of period end.

OTC Swaption Contracts Outstanding at April 30, 2019
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	BOA	2.45%	Receive	08/02/27	USD	1,450,000	1,450,000	$132,690	$124,701	$7,989
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	JPM	2.45%	Receive	08/02/27	USD	1,575,000	1,575,000	144,128	161,752	(17,624)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	MSC	2.45%	Pay	08/02/27	USD	1,600,000	1,600,000	146,416	257,307	(110,891)

Total Calls							4,625,000	$423,234	$543,760	$(120,526)

Puts
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	BOA	2.45%	Pay	08/02/27	USD	1,450,000	1,450,000	$232,290	$332,050	$(99,760)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	JPM	2.45%	Pay	08/02/27	USD	1,575,000	1,575,000	252,315	311,220	(58,905)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	MSC	2.45%	Receive	08/02/27	USD	1,600,000	1,600,000	256,320	295,172	(38,852)

Total Puts							4,625,000	$740,925	$938,442	$(197,517)

Total purchased swaption contracts							9,250,000	$1,164,159	$1,482,202	$(318,043)

*	Swaptions with forward premiums.

Futures Contracts Outstanding at April 30, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	4	06/28/2019	$852,031	$672
U.S. Treasury 10-Year Note Future	277	06/19/2019	34,257,110	254,214
U.S. Treasury Long Bond Future	40	06/19/2019	5,898,750	84,095
U.S. Treasury Ultra Bond Future	48	06/19/2019	7,885,500	115,787

Total				$454,768

The accompanying notes are an integral part of these financial statements.

83

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Futures Contracts Outstanding at April 30, 2019 – (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 5-Year Note Future	12	06/28/2019	$1,387,688	$(7,279)
U.S. Treasury 10-Year Ultra Future	68	06/19/2019	8,961,125	(97,156)

Total				$(104,435)

Total futures contracts				$350,333

TBA Sale Commitments Outstanding at April 30, 2019
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 3.00%	$3,034,000	05/01/2049	$(2,998,564)	$8,137
FNMA, 2.50%	1,917,000	05/01/2034	(1,896,855)	353
FNMA, 3.00%	4,516,000	05/01/2049	(4,462,814)	27,091
FNMA, 3.50%	3,990,000	05/01/2034	(4,074,333)	4,818
FNMA, 3.50%	6,514,000	05/01/2049	(6,572,906)	9,476
FNMA, 4.00%	6,405,000	05/01/2049	(6,572,881)	479
FNMA, 4.50%	3,455,000	05/01/2049	(3,595,022)	(3,889)

Total (proceeds receivable $30,219,840)			$(30,173,375)	$46,465

At April 30, 2019, the aggregate market value of TBA Sale Commitments represents (24.0)% of total net assets.

Centrally Cleared Interest Rate Swap Contracts Outstanding at April 30, 2019
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
3 Mo. USD LIBOR	3.00% Fixed	USD	13,264,000	04/30/25	Semi-Annual	$15,707	$—	$(589,177)	$(604,884)
3 Mo. USD LIBOR	2.38% Fixed	USD	1,025,000	05/02/26	Semi-Annual	—	—	174	174
3 Mo. USD LIBOR	2.27% Fixed	USD	5,925,000	07/14/27	Semi-Annual	—	—	22,709	22,709
3 Mo. USD LIBOR	2.91% Fixed	USD	1,725,000	07/14/27	Semi-Annual	3,711	—	(74,820)	(78,531)
3 Mo. USD LIBOR	2.83% Fixed	USD	7,222,000	12/21/28	Semi-Annual	—	—	(270,697)	(270,697)
3 Mo. USD LIBOR	2.88% Fixed	USD	350,000	12/31/48	Semi-Annual	—	—	(16,120)	(16,120)
3 Mo. USD LIBOR	2.87% Fixed	USD	175,000	01/28/49	Semi-Annual	—	—	(6,443)	(6,443)

Total						$19,418	$—	$(934,374)	$(953,792)

Foreign Currency Contracts Outstanding at April 30, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
5,763,332	USD	640,000,000	JPY	SSG	05/13/19	$11,615	$—

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

84

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$39,333,089	$—	$39,114,818	$218,271
U.S. Government Agencies	106,900,215	—	106,900,215	—
U.S. Government Securities	4,357,962	—	4,357,962	—
Short-Term Investments	5,808,153	5,808,153	—	—
Purchased Options	1,164,159	—	1,164,159	—
Foreign Currency Contracts(2)	11,615	—	11,615	—
Futures Contracts(2)	454,768	454,768	—	—
Swaps - Interest Rate(2)	22,883	—	22,883	—

Total	$158,052,844	$6,262,921	$151,571,652	$218,271

Liabilities
Futures Contracts(2)	$(104,435)	$(104,435)	$—	$—
Swaps - Interest Rate(2)	(976,675)	—	(976,675)	—
TBA Sale Commitments	(30,173,375)	—	(30,173,375)	—

Total	$(31,254,485)	$(104,435)	$(31,150,050)	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six-month period ended April 30, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

85

The Hartford Short Duration Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 16.3%
	Asset-Backed - Automobile - 0.8%
	Credit Acceptance Auto Loan Trust
$920,000	2.65%, 06/15/2026(1)	$917,730
1,270,000	3.55%, 08/15/2027(1)	1,285,540
288,891	GM Financial Automobile Leasing Trust 1.97%, 05/20/2020	288,763
3,750,000	OneMain Direct Auto Receivables Trust 3.43%, 12/16/2024(1)	3,786,492
3,000,000	Santander Drive Auto Receivables Trust 2.46%, 03/15/2022	2,995,250
590,000	Westlake Automobile Receivables Trust 3.20%, 01/16/2024	592,026

		9,865,801

	Asset-Backed - Finance & Insurance - 6.7%
1,660,143	Ajax Mortgage Loan Trust 3.16%, 09/25/2056(1)(2)	2,650,101
2,250,000	Apidos CLO 3 mo. USD LIBOR + 1.080%, 3.68%, 04/15/2031(1)(3)	2,231,402
	Bayview Opportunity Master Fund Trust
489,229	3.50%, 01/28/2055(1)(2)	491,455
857,940	3.50%, 06/28/2057(2)	862,001
1,064,488	3.50%, 01/28/2058(1)(2)	1,071,026
339,872	4.00%, 11/28/2053(1)(2)	345,789
1,071,144	4.00%, 10/28/2064(1)(2)	1,094,350
	Carlyle Global Market Strategies CLO Ltd.
250,000	3 mo. USD LIBOR + 0.890%, 3.49%, 01/18/2029(1)(3)	247,462
1,500,000	3 mo. USD LIBOR + 0.970%, 3.56%, 04/17/2031(1)(3)	1,477,823
1,000,000	3 mo. USD LIBOR + 1.400%, 3.99%, 04/17/2031(1)(3)	983,819
2,125,000	CIFC Funding Ltd. 3 mo. USD LIBOR + 1.250%, 3.85%, 07/16/2030(1)(3)	2,120,750
332,046	Credit Suisse ABS Trust 3.42%, 07/25/2024(1)	332,027
2,650,000	DB Master Finance LLC 3.79%, 05/20/2049(1)	2,676,685
1,264,982	Finance of America Structured Securities Trust 3.38%, 09/25/2028(1)(2)	1,266,628
65,806	Hasco NIM Cayman Co. 6.25%, 12/26/2035*(1)(4)(5)	—
1,190,000	KKR CLO 21 Ltd. 3 mo. USD LIBOR + 1.000%, 3.60%, 04/15/2031(1)(3)	1,166,314
2,000,000	Lendmark Funding Trust 2.83%, 12/22/2025(1)	1,985,026
180,481	Long Beach Asset Holdings Corp. 5.78%, 04/25/2046*(1)(4)(5)	—
4,610,000	Magnetite Ltd. 3 mo. USD LIBOR + 1.500%, 4.08%, 07/25/2026(1)(3)	4,609,774
	Nationstar HECM Loan Trust
415,734	2.04%, 09/25/2027(1)(2)	415,334
448,715	3.19%, 07/25/2028	449,284
	NRZ Advance Receivables Trust
1,000,000	2.58%, 10/15/2049(1)	997,684
4,205,000	3.11%, 12/15/2050(1)	4,207,403
2,185,000	3.21%, 02/15/2051(1)	2,189,615
1,615,827	NRZ Excess Spread-Collateralized Notes 3.19%, 01/25/2023(1)	1,609,471
2,591,946	OBX Trust 4.00%, 11/25/2048(1)(2)	2,633,713
1,250,000	Octagon Investment Partners Ltd. 3 mo. USD LIBOR + 1.020%, 3.61%, 07/17/2030(1)(3)	1,231,028
	OneMain Financial Issuance Trust
4,000,000	3.48%, 02/14/2031(1)	4,035,848
825,000	4.57%, 02/20/2029(1)	835,930
2,238,750	Planet Fitness Master Issuer LLC 4.26%, 09/05/2048(1)	2,277,771
	Regional Management Issuance Trust
1,385,000	3.83%, 07/15/2027(1)	1,382,471
2,500,000	4.56%, 01/18/2028(1)	2,536,137

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 16.3% - (continued)
	Asset-Backed - Finance & Insurance - 6.7% - (continued)
$2,060,000	SBA Tower Trust 2.90%, 10/15/2044(1)(6)	$2,057,941
	SoFi Consumer Loan Program LLC
392,193	2.55%, 02/25/2027(1)	391,041
2,258,808	3.28%, 01/26/2026(1)	2,269,983
3,840,000	SPS Servicer Advance Receivables Trust 2.75%, 11/15/2049(1)	3,832,774
	Towd Point Mortgage Trust
1,080,662	2.25%, 04/25/2056(1)(2)	1,064,539
1,924,309	2.25%, 07/25/2056(1)(2)	1,889,805
381,868	2.75%, 02/25/2055(1)(2)	378,950
1,018,304	2.75%, 04/25/2055(1)(2)	1,009,099
425,064	2.75%, 05/25/2055(1)(2)	421,416
2,750,233	2.75%, 10/25/2056(1)(2)	2,712,729
1,716,099	2.75%, 04/25/2057(1)(2)	1,695,493
1,107,623	2.75%, 07/25/2057(2)	1,092,691
1,554,711	2.75%, 10/25/2057(1)(2)	1,541,303
	Vantage Data Centers Issuer LLC
968,567	4.07%, 02/16/2043(1)	980,306
1,299,563	4.20%, 11/16/2043(1)	1,329,668
1,485,000	Verizon Owner Trust 2.22%, 12/20/2021	1,475,876
3,175,000	Wingstop Funding LLC 4.97%, 12/05/2048(1)	3,281,299
2,755,000	Z Capital Credit Partners CLO Ltd. 3 mo. USD LIBOR + 1.450%, 4.05%, 07/16/2027(1)(3)	2,727,073

		80,566,107

	Asset-Backed - Home Equity - 0.1%
392,181	Accredited Mortgage Loan Trust 1 mo. USD LIBOR + 0.680%, 3.16%, 01/25/2035(3)	393,481
1,079,396	Morgan Stanley Capital I Trust 1 mo. USD LIBOR + 0.760%, 3.24%, 01/25/2035(3)	1,085,782
107,852	Renaissance Home Equity Loan Trust 9.79%, 04/25/2037*(1)(2)	1
124,466	Residential Asset Securitization Trust 5.14%, 07/25/2034(2)	126,267

		1,605,531

	Commercial Mortgage - Backed Securities - 1.7%
	Citigroup Mortgage Loan Trust
2,170,139	3.25%, 03/25/2061(1)(2)	2,183,121
1,723,665	3.50%, 02/25/2058(1)(2)	1,744,761
834,709	DBUBS Mortgage Trust 0.89%, 11/10/2046(1)(2)(7)	5,936
	FREMF Mortgage Trust
5,065,400	3.09%, 10/25/2047(1)(2)	5,043,789
635,000	3.26%, 04/25/2046(1)(2)	635,788
753,899	3.98%, 06/25/2047(1)(2)	752,502
900,000	4.17%, 05/25/2045(1)(2)	928,453
3,028,530	4.26%, 02/25/2046(1)(2)	3,067,852
1,000,000	4.78%, 11/25/2049(1)(2)	1,021,248
	JP Morgan Chase Commercial Mortgage Securities Trust
1,608,807	3.91%, 05/05/2030(1)	1,639,842
3,045,840	4.39%, 07/15/2046(1)	3,129,996

		20,153,288

	Other ABS - 0.8%
1,925,000	Finance of America Structured Securities Trust 3.28%, 04/25/2029(1)(2)(4)(5)	1,925,000
	Marlette Funding Trust
513,797	3.06%, 07/17/2028(1)	513,711
2,355,000	3.13%, 07/16/2029(1)	2,358,036
1,528,155	3.44%, 04/16/2029(1)	1,534,328
1,510,391	VOLT LXIV LLC 3.38%, 10/25/2047(1)(6)	1,508,830
1,058,843	VOLT LXX LLC 4.12%, 09/25/2048(1)(6)	1,062,309

		8,902,214

The accompanying notes are an integral part of these financial statements.

86

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 16.3% - (continued)
	Whole Loan Collateral CMO - 6.2%
	Angel Oak Mortgage Trust LLC
$683,083	2.48%, 07/25/2047(1)(2)	$678,625
674,046	2.71%, 11/25/2047(1)(2)	671,435
139,128	2.81%, 01/25/2047(1)(2)	138,620
2,254,990	3.92%, 11/25/2048(1)(2)	2,277,669
1,484,828	Arroyo Mortgage Trust 3.81%, 01/25/2049	1,498,046
1,900,000	Bellemeade Re Ltd. 1 mo. USD LIBOR + 1.200%, 3.68%, 10/25/2027(1)(3)	1,899,999
1,483,231	Bunker Hill Loan Depositary Trust 3.61%, 10/26/2048(1)(6)	1,499,476
3,097,346	CIM Trust 3.00%, 04/25/2057(1)(2)	3,072,950
1,270,000	Colombia Cent CLO Ltd. 3 mo. USD LIBOR + 1.150%, 3.73%, 10/25/2028(1)(3)	1,267,269
	COLT Mortgage Loan Trust
380,396	2.61%, 05/27/2047(1)(2)	378,400
254,724	2.80%, 12/26/2046(1)(2)	253,567
830,638	2.93%, 02/25/2048(1)(2)	828,065
1,001,685	3.47%, 07/27/2048(1)(2)	1,004,997
764,645	3.69%, 10/26/2048(1)(2)	768,787
956,883	3.71%, 03/25/2049(1)(2)	965,173
362,398	3.75%, 12/26/2046(1)(2)	364,070
3,178,799	4.01%, 12/28/2048(1)(2)	3,212,339
1,958,046	CSMC Trust 4.13%, 07/25/2058(1)(2)	1,966,626
	Deephaven Residential Mortgage Trust
629,291	2.45%, 06/25/2047(1)(2)	622,525
312,963	2.73%, 12/26/2046(1)(2)	311,996
405,973	2.81%, 10/25/2047(1)(2)	403,923
1,268,435	3.48%, 04/25/2058(1)(2)	1,276,143
3,260,091	3.79%, 08/25/2058(1)(2)	3,289,230
2,190,421	Flagstar Mortgage Trust 4.00%, 09/25/2048	2,215,204
1,010,000	Home Re Ltd. 1 mo. USD LIBOR + 1.600%, 4.08%, 10/25/2028(1)(3)	1,009,354
817,285	LSTAR Securities Investment Ltd. 1 mo. USD LIBOR + 1.650%, 4.15%, 11/01/2022(1)(3)	819,613
1,113,577	MetLife Securitization Trust 3.00%, 04/25/2055(1)(2)	1,106,195
709,152	MFA Trust 2.59%, 02/25/2057(1)(2)	702,542
	Mill City Mortgage Loan Trust
811,811	2.50%, 04/25/2057(1)(2)	801,052
2,347,677	2.75%, 01/25/2061(1)(2)	2,320,358
1,255,239	3.25%, 05/25/2062(1)(2)	1,252,385
2,500,579	3.50%, 05/25/2058(1)(2)	2,511,954
2,276,950	3.50%, 08/25/2058(1)(2)	2,286,595
	New Residential Mortgage LLC
3,166,186	3.61%, 05/25/2023(1)	3,194,308
3,475,401	3.79%, 07/25/2054(1)	3,503,620
	New Residential Mortgage Loan Trust
3,979,438	1 mo. USD LIBOR + 0.750%, 3.23%, 01/25/2048(1)(3)	3,968,250
677,230	3.25%, 09/25/2056(1)(2)	677,925
1,081,284	3.50%, 12/25/2057(1)(2)	1,089,970
661,057	3.75%, 11/26/2035(1)(2)	671,122
477,311	3.75%, 03/25/2056(1)(2)	481,729
721,448	3.75%, 11/25/2056(1)(2)	731,840
1,356,123	4.00%, 02/25/2057(1)(2)	1,385,907
1,316,732	4.00%, 03/25/2057(1)(2)	1,351,517
935,528	4.00%, 04/25/2057(1)(2)	958,226
1,369,908	4.00%, 05/25/2057(1)(2)	1,405,736
2,084,274	4.00%, 09/25/2057(1)(2)	2,116,302
1,008,545	4.00%, 12/25/2057(1)(2)	1,030,581
1,535,923	Preston Ridge Partners Mortgage Trust LLC 3.75%, 04/25/2023(1)(2)	1,535,849
	Sequoia Mortgage Trust
743,147	4.00%, 09/25/2048(1)(2)	756,889
2,622,621	4.50%, 08/25/2048(1)(2)	2,699,087

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 16.3% - (continued)
	Whole Loan Collateral CMO - 6.2% - (continued)
	Verus Securitization Trust
$767,653	2.93%, 02/25/2048(1)(2)	$765,016
2,307,800	3.68%, 06/01/2058(1)(2)	2,332,299

		74,331,355

	Total Asset & Commercial Mortgage Backed Securities (cost $195,844,229)	$195,424,296

CORPORATE BONDS - 53.6%
	Aerospace/Defense - 0.6%
365,000	BAE Systems Holdings, Inc. 2.85%, 12/15/2020(1)	$364,479
2,275,000	L3 Technologies, Inc. 3.85%, 06/15/2023	2,350,805
4,825,000	United Technologies Corp. 3.65%, 08/16/2023	4,945,621

		7,660,905

	Agriculture - 0.3%
3,125,000	Altria Group, Inc. 3.49%, 02/14/2022	3,165,830
644,000	Reynolds American, Inc. 3.25%, 06/12/2020	646,381

		3,812,211

	Auto Manufacturers - 2.3%
2,000,000	Daimler Finance NA LLC 2.00%, 07/06/2021(1)	1,960,325
2,000,000	Ford Motor Credit Co. LLC 2.46%, 03/27/2020	1,986,236
	General Motors Financial Co., Inc.
2,500,000	3.15%, 06/30/2022	2,482,565
2,500,000	3.20%, 07/06/2021	2,498,507
2,500,000	4.20%, 11/06/2021	2,554,372
	Harley-Davidson Financial Services, Inc.
840,000	2.40%, 09/15/2019(1)	837,242
2,500,000	2.85%, 01/15/2021(1)	2,484,434
	Hyundai Capital America
2,000,000	2.00%, 07/01/2019(1)	1,996,932
2,490,000	2.60%, 03/19/2020(1)	2,476,545
1,825,000	4.13%, 06/08/2023(1)(8)	1,864,962
	Nissan Motor Acceptance Corp.
1,000,000	2.15%, 09/28/2020(1)	987,057
1,250,000	2.55%, 03/08/2021(1)	1,234,000
	Volkswagen Group of America Finance LLC
750,000	2.45%, 11/20/2019(1)	748,412
3,025,000	4.25%, 11/13/2023(1)	3,127,192

		27,238,781

	Auto Parts & Equipment - 0.4%
4,237,000	Goodyear Tire & Rubber Co. 8.75%, 08/15/2020	4,533,590

	Beverages - 0.5%
1,155,000	Anheuser-Busch InBev Finance, Inc. 3.70%, 02/01/2024	1,183,794
1,700,000	Anheuser-Busch InBev Worldwide, Inc. 4.15%, 01/23/2025	1,775,390
	Constellation Brands, Inc.
2,435,000	2.65%, 11/07/2022	2,408,376
340,000	2.70%, 05/09/2022	337,793
625,000	Molson Coors Brewing Co. 2.10%, 07/15/2021	614,094

		6,319,447

	Biotechnology - 0.3%
2,000,000	Celgene Corp. 2.88%, 08/15/2020	2,001,800
1,750,000	Gilead Sciences, Inc. 3.25%, 09/01/2022	1,773,887

		3,775,687

	Chemicals - 1.5%
4,500,000	Air Liquide Finance S.A. 1.75%, 09/27/2021(1)	4,399,817
	Celanese U.S. Holdings LLC
915,000	3.50%, 05/08/2024	918,390
3,225,000	4.63%, 11/15/2022	3,377,946

The accompanying notes are an integral part of these financial statements.

87

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 53.6% - (continued)
	Chemicals - 1.5% - (continued)
$3,600,000	DowDuPont, Inc. 4.21%, 11/15/2023	$3,773,548
2,500,000	Eastman Chemical Co. 3.50%, 12/01/2021	2,526,865
1,235,000	International Flavors & Fragrances, Inc. 3.40%, 09/25/2020	1,242,530
2,000,000	Syngenta Finance N.V. 3.70%, 04/24/2020(1)	2,007,621

		18,246,717

	Commercial Banks - 18.0%
1,000,000	ABN Amro Bank N.V. 2.45%, 06/04/2020(1)	996,475
	Banco Santander S.A.
1,600,000	3.13%, 02/23/2023	1,596,218
1,200,000	3.50%, 04/11/2022	1,213,974
600,000	3.85%, 04/12/2023	611,536
	Bank of America Corp.
3,020,000	2.15%, 11/09/2020	2,995,559
3,500,000	2.50%, 10/21/2022	3,452,269
2,000,000	2.63%, 04/19/2021	1,995,693
1,500,000	3 mo. USD LIBOR + 0.370%, 2.74%, 01/23/2022(3)	1,495,049
1,395,000	Bank of New York Mellon Corp. 3 mo. USD LIBOR + 1.050%, 3.63%, 10/30/2023(3)	1,416,619
1,500,000	Banque Federative du Credit Mutuel S.A. 2.70%, 07/20/2022(1)	1,488,403
	Barclays plc
2,500,000	2.75%, 11/08/2019	2,495,272
1,850,000	2.88%, 06/08/2020	1,845,183
2,625,000	3.25%, 01/12/2021	2,624,997
1,775,000	3 mo. USD LIBOR + 1.400%, 4.61%, 02/15/2023(3)	1,818,947
	BB&T Corp.
1,750,000	2.05%, 05/10/2021	1,724,712
1,750,000	3.05%, 06/20/2022	1,760,973
	BNP Paribas S.A.
580,000	2.95%, 05/23/2022(1)	577,365
750,000	3.50%, 03/01/2023(1)	756,749
	BPCE S.A.
1,750,000	2.75%, 01/11/2023(1)	1,731,975
300,000	3.00%, 05/22/2022(1)	298,302
1,500,000	4.00%, 09/12/2023(1)	1,531,911
1,250,000	Canadian Imperial Bank of Commerce 3.50%, 09/13/2023	1,281,941
	Capital One Financial Corp.
1,250,000	3.05%, 03/09/2022	1,254,720
1,750,000	3.45%, 04/30/2021	1,769,090
2,500,000	3 mo. USD LIBOR + 0.760%, 3.46%, 05/12/2020(3)	2,512,452
1,755,000	3.90%, 01/29/2024	1,802,491
	CIT Group, Inc.
2,500,000	4.13%, 03/09/2021	2,534,375
1,620,000	5.00%, 08/15/2022	1,684,800
3,980,000	5.00%, 08/01/2023	4,153,130
	Citigroup, Inc.
2,000,000	2.70%, 03/30/2021	1,997,308
4,500,000	2.90%, 12/08/2021	4,502,814
	Citizens Bank NA
770,000	2.55%, 05/13/2021	766,430
4,500,000	2.65%, 05/26/2022	4,459,162
665,000	Citizens Financial Group, Inc. 2.38%, 07/28/2021	656,862
3,550,000	Comerica, Inc. 3.70%, 07/31/2023	3,658,384
1,555,000	Compass Bank 2.75%, 09/29/2019	1,554,022
	Cooperatieve Rabobank UA
1,650,000	2.50%, 01/19/2021	1,643,721
1,500,000	2.75%, 01/10/2022	1,497,385
	Credit Agricole S.A.
1,800,000	2.75%, 06/10/2020(1)	1,799,339
735,000	3.75%, 04/24/2023(1)	746,518

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 53.6% - (continued)
	Commercial Banks - 18.0% - (continued)
$2,001,000	Credit Suisse Group AG 3.57%, 01/09/2023(1)	$2,017,692
2,000,000	Credit Suisse Group Funding Guernsey Ltd. 3.45%, 04/16/2021	2,021,054
	Danske Bank A/S
1,120,000	2.00%, 09/08/2021(1)	1,085,981
1,250,000	2.70%, 03/02/2022(1)	1,231,646
1,250,000	2.80%, 03/10/2021(1)	1,236,753
5,510,000	5.00%, 01/12/2022(1)	5,666,063
1,190,000	Deutsche Bank AG 2.70%, 07/13/2020	1,180,263
2,600,000	Discover Bank 3.10%, 06/04/2020	2,607,176
2,150,000	DNB Bank ASA 2.38%, 06/02/2021(1)	2,126,371
	Fifth Third Bancorp
1,750,000	2.60%, 06/15/2022	1,738,954
2,000,000	3.65%, 01/25/2024	2,056,295
	Fifth Third Bank
1,500,000	2.20%, 10/30/2020	1,488,942
1,100,000	2.25%, 06/14/2021	1,089,783
	Goldman Sachs Group, Inc.
1,225,000	2.35%, 11/15/2021	1,207,395
2,000,000	2.60%, 12/27/2020	1,992,639
660,000	2.63%, 04/25/2021	657,639
545,000	2.75%, 09/15/2020	545,074
1,005,000	2.88%, 02/25/2021	1,005,409
4,000,000	3.00%, 04/26/2022	4,002,750
1,500,000	3.20%, 02/23/2023	1,500,936
2,500,000	3.63%, 02/20/2024	2,544,231
	HSBC Holdings plc
1,800,000	2.95%, 05/25/2021	1,803,711
2,135,000	3 mo. USD LIBOR + 1.055%, 3.26%, 03/13/2023(3)	2,150,111
1,150,000	3.40%, 03/08/2021	1,161,680
905,000	3 mo. USD LIBOR + 1.000%, 3.68%, 05/18/2024(3)	904,391
	Huntington Bancshares, Inc.
2,000,000	2.30%, 01/14/2022	1,971,551
1,700,000	3.15%, 03/14/2021	1,710,624
1,250,000	Huntington National Bank 2.38%, 03/10/2020	1,247,191
	ING Groep N.V.
705,000	3.15%, 03/29/2022	707,898
2,000,000	4.10%, 10/02/2023	2,065,197
	Intesa Sanpaolo S.p.A.
1,955,000	3.13%, 07/14/2022(1)	1,915,073
1,675,000	3.38%, 01/12/2023(1)	1,646,218
750,000	6.50%, 02/24/2021(1)	785,092
	JP Morgan Chase & Co.
4,000,000	2.30%, 08/15/2021	3,964,617
3,000,000	2.40%, 06/07/2021	2,980,352
3,000,000	2.55%, 03/01/2021	2,992,753
1,800,000	3 mo. USD LIBOR + 1.230%, 3.81%, 10/24/2023(3)	1,826,460
	KeyBank NA
1,500,000	2.40%, 06/09/2022	1,488,559
905,000	2.50%, 11/22/2021	900,050
1,700,000	3.30%, 02/01/2022	1,725,723
3,000,000	Macquarie Group Ltd. 3 mo. USD LIBOR + 1.023%, 3.19%, 11/28/2023(1)(3)	2,972,622
1,045,000	Manufacturers & Traders Trust Co. 1 mo. USD LIBOR + 1.215%, 3.69%, 12/28/2020(3)	1,045,574
1,500,000	Mizuho Financial Group, Inc. 2.63%, 04/12/2021(1)	1,493,926
	Morgan Stanley
920,000	2.50%, 04/21/2021	915,001
2,000,000	2.75%, 05/19/2022	1,989,800
1,000,000	3 mo. USD LIBOR + 0.930%, 3.52%, 07/22/2022(3)	1,007,271

The accompanying notes are an integral part of these financial statements.

88

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 53.6% - (continued)
	Commercial Banks - 18.0% - (continued)
$2,000,000	3 mo. USD LIBOR + 1.400%, 3.98%, 10/24/2023(3)	$2,040,013
1,750,000	5.63%, 09/23/2019	1,768,978
1,000,000	National Australia Bank Ltd. 1.88%, 07/12/2021	981,776
4,125,000	NatWest Markets plc 3.63%, 09/29/2022(1)	4,134,668
	Regions Financial Corp.
2,500,000	2.75%, 08/14/2022	2,486,053
2,250,000	3.20%, 02/08/2021	2,265,667
1,500,000	3.80%, 08/14/2023	1,545,889
	Santander Holdings USA, Inc.
1,115,000	2.65%, 04/17/2020	1,112,116
3,530,000	3.70%, 03/28/2022	3,565,825
	Santander UK plc
2,250,000	2.38%, 03/16/2020	2,242,380
2,000,000	3.40%, 06/01/2021	2,025,111
	Skandinaviska Enskilda Banken AB
1,400,000	2.63%, 11/17/2020(1)	1,394,364
1,500,000	2.80%, 03/11/2022	1,495,814
	Standard Chartered plc
3,000,000	2.40%, 09/08/2019(1)	2,993,850
3,400,000	3 mo. USD LIBOR + 1.150%, 4.25%, 01/20/2023(1)(3)	3,461,751
2,200,000	Sumitomo Mitsui Banking Corp. 2.65%, 07/23/2020	2,197,729
895,000	SunTrust Banks, Inc. 2.90%, 03/03/2021	897,548
	Svenska Handelsbanken AB
1,010,000	1.88%, 09/07/2021	990,989
1,500,000	2.45%, 03/30/2021	1,494,103
1,750,000	3.35%, 05/24/2021	1,769,966
2,750,000	UBS Group Funding Switzerland AG 3.00%, 04/15/2021(1)	2,756,136
	UniCredit S.p.A.
3,250,000	3.75%, 04/12/2022(1)	3,250,546
3,035,000	6.57%, 01/14/2022(1)	3,198,309
	Wells Fargo & Co.
2,000,000	2.10%, 07/26/2021	1,969,734
2,500,000	2.50%, 03/04/2021	2,487,707
1,795,000	3.75%, 01/24/2024	1,847,134
3,000,000	3 mo. USD LIBOR + 1.230%, 3.81%, 10/31/2023(3)	3,058,468

		216,510,240

	Commercial Services - 1.0%
	Equifax, Inc.
1,035,000	3.30%, 12/15/2022	1,040,731
2,555,000	3.95%, 06/15/2023	2,623,504
1,870,000	ERAC USA Finance LLC 2.35%, 10/15/2019(1)	1,866,443
2,750,000	IHS Markit Ltd. 4.13%, 08/01/2023	2,815,230
	Total System Services, Inc.
1,500,000	3.80%, 04/01/2021	1,520,584
1,500,000	4.00%, 06/01/2023	1,542,862

		11,409,354

	Construction Materials - 0.2%
2,000,000	Fortune Brands Home & Security, Inc. 3.00%, 06/15/2020	2,003,857

	Diversified Financial Services - 2.5%
910,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.30%, 01/23/2023	899,390
	Air Lease Corp.
2,500,000	2.13%, 01/15/2020	2,487,316
2,700,000	2.63%, 07/01/2022	2,657,162
	Aircastle Ltd.
1,400,000	4.40%, 09/25/2023	1,422,382
3,075,000	5.13%, 03/15/2021	3,177,390
2,650,000	Ally Financial, Inc. 4.63%, 05/19/2022	2,717,045
1,150,000	Credit Agricole S.A. 2.38%, 07/01/2021(1)	1,140,477

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 53.6% - (continued)
	Diversified Financial Services - 2.5% - (continued)
$2,000,000	goeasy Ltd. 7.88%, 11/01/2022(1)	$2,105,000
	Navient Corp.
2,000,000	5.50%, 01/25/2023	2,035,000
1,250,000	8.00%, 03/25/2020	1,295,313
2,525,000	Protective Life Global Funding 2.62%, 08/22/2022(1)	2,503,187
	Societe Generale S.A.
1,350,000	2.50%, 04/08/2021(1)	1,337,519
1,800,000	3.25%, 01/12/2022(1)	1,807,160
	Synchrony Financial
610,000	2.70%, 02/03/2020	609,023
2,255,000	3.00%, 08/15/2019	2,255,486
1,245,000	4.38%, 03/19/2024	1,272,335

		29,721,185

	Electric - 2.0%
2,500,000	AEP Texas, Inc. 2.40%, 10/01/2022	2,461,400
3,400,000	CenterPoint Energy, Inc. 3.85%, 02/01/2024	3,485,754
490,000	Dominion Energy, Inc. 2.96%, 07/01/2019(6)	489,999
395,000	Emera U.S. Finance L.P. 2.70%, 06/15/2021	392,378
	Enel Finance International N.V.
3,150,000	2.88%, 05/25/2022(1)	3,112,936
1,500,000	4.25%, 09/14/2023(1)	1,535,822
	Eversource Energy
1,055,000	2.50%, 03/15/2021	1,049,440
890,000	3.80%, 12/01/2023	920,298
805,000	Exelon Corp. 2.85%, 06/15/2020	805,283
970,000	FirstEnergy Corp. 2.85%, 07/15/2022	963,107
2,285,000	Fortis, Inc. 2.10%, 10/04/2021	2,244,652
1,850,000	ITC Holdings Corp. 2.70%, 11/15/2022	1,832,209
705,000	Potomac Electric Power Co. 3.05%, 04/01/2022	706,415
1,341,000	SCANA Corp. 4.75%, 05/15/2021	1,370,978
3,000,000	Southern Co. 2.35%, 07/01/2021	2,964,427

		24,335,098

	Electronics - 0.1%
850,000	Fortive Corp. 2.35%, 06/15/2021	841,306

	Engineering & Construction - 0.1%
1,760,000	SBA Tower Trust 3.17%, 04/09/2047(1)	1,760,551

	Entertainment - 0.2%
2,835,000	Eldorado Resorts, Inc. 7.00%, 08/01/2023	2,962,575

	Food - 1.8%
	Conagra Brands, Inc.
6,020,000	3.80%, 10/22/2021	6,137,820
2,000,000	4.30%, 05/01/2024	2,080,257
	Danone S.A.
4,000,000	2.08%, 11/02/2021(1)	3,929,997
770,000	3.00%, 06/15/2022(1)	775,833
	Kraft Heinz Foods Co.
1,425,000	2.80%, 07/02/2020	1,423,038
860,000	4.00%, 06/15/2023	884,228
1,415,000	Kroger Co. 1.50%, 09/30/2019	1,407,876
2,500,000	Mondelez International Holdings Netherlands B.V. 2.00%, 10/28/2021(1)	2,441,879
	Tyson Foods, Inc.
1,000,000	2.25%, 08/23/2021	989,095
2,000,000	4.50%, 06/15/2022	2,089,180

		22,159,203

	Gas - 0.1%
1,605,000	CenterPoint Energy Resources Corp. 4.50%, 01/15/2021	1,644,459

	Healthcare - Products - 0.4%
2,260,000	Boston Scientific Corp. 3.45%, 03/01/2024	2,300,513
1,850,000	Life Technologies Corp. 5.00%, 01/15/2021	1,903,770

		4,204,283

The accompanying notes are an integral part of these financial statements.

89

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 53.6% - (continued)
	Healthcare - Services - 1.2%
$1,500,000	Anthem, Inc. 2.95%, 12/01/2022	$1,498,443
1,810,000	Dignity Health 2.64%, 11/01/2019	1,809,811
3,130,000	Halfmoon Parent, Inc. 3.75%, 07/15/2023(1)	3,185,869
3,500,000	HCA, Inc. 5.88%, 03/15/2022	3,743,600
590,000	Laboratory Corp. of America Holdings 2.63%, 02/01/2020	588,824
3,300,000	UnitedHealth Group, Inc. 3.50%, 02/15/2024	3,393,532

		14,220,079

	Home Builders - 0.2%
2,000,000	Toll Brothers Finance Corp. 5.88%, 02/15/2022	2,110,000

	Insurance - 1.5%
1,250,000	Assurant, Inc. 4.20%, 09/27/2023	1,274,696
785,000	AXA Equitable Holdings, Inc. 3.90%, 04/20/2023	806,772
3,000,000	Jackson National Life Global Funding 2.50%, 06/27/2022(1)	2,964,541
2,000,000	Liberty Mutual Group, Inc. 4.95%, 05/01/2022(1)	2,100,589
2,315,000	Marsh & McLennan Cos., Inc. 3.88%, 03/15/2024	2,406,092
	Metropolitan Life Global Funding
1,500,000	1.95%, 09/15/2021(1)	1,471,887
3,000,000	3.38%, 01/11/2022(1)	3,046,995
705,000	Trinity Acquisition plc 3.50%, 09/15/2021	710,062
1,445,000	Unum Group 3.00%, 05/15/2021	1,447,076
2,250,000	Willis North America, Inc. 3.60%, 05/15/2024	2,274,303

		18,503,013

	Internet - 0.6%
1,130,000	Alibaba Group Holding Ltd. 2.80%, 06/06/2023	1,117,463
2,000,000	Netflix, Inc. 5.50%, 02/15/2022	2,102,500
3,630,000	Tencent Holdings Ltd. 2.99%, 01/19/2023(1)	3,604,304

		6,824,267

	Iron/Steel - 0.6%
	ArcelorMittal
2,500,000	5.13%, 06/01/2020	2,556,702
1,500,000	6.25%, 02/25/2022	1,618,380
	Steel Dynamics, Inc.
1,500,000	5.13%, 10/01/2021	1,509,375
1,000,000	5.25%, 04/15/2023	1,016,250

		6,700,707

	IT Services - 0.7%
2,390,000	DXC Technology Co. 2.88%, 03/27/2020	2,387,325
	Hewlett Packard Enterprise Co.
1,250,000	3.50%, 10/05/2021	1,265,268
1,250,000	3.60%, 10/15/2020	1,261,689
	NCR Corp.
1,250,000	4.63%, 02/15/2021	1,240,625
2,200,000	5.00%, 07/15/2022	2,202,750

		8,357,657

	Lodging - 1.0%
3,320,000	Choice Hotels International, Inc. 5.70%, 08/28/2020	3,415,450
	Marriott International, Inc.
1,500,000	2.30%, 01/15/2022	1,475,612
2,500,000	3.60%, 04/15/2024	2,550,401
	MGM Resorts International
2,000,000	5.25%, 03/31/2020	2,025,000
2,300,000	6.00%, 03/15/2023	2,455,250

		11,921,713

	Machinery - Diversified - 0.4%
	CNH Industrial Capital LLC
2,000,000	4.38%, 11/06/2020(8)	2,036,340
995,000	4.38%, 04/05/2022	1,028,731
1,500,000	Roper Technologies, Inc. 3.65%, 09/15/2023	1,534,835

		4,599,906

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 53.6% - (continued)
		Media - 1.4%
	$815,000	CBS Corp. 2.90%, 06/01/2023	$809,937
	1,500,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.13%, 05/01/2023(1)	1,537,500
	1,685,000	Charter Communications Operating LLC / Charter Communications Operating Capital 3.58%, 07/23/2020	1,696,462
	3,185,000	Comcast Corp. 3.70%, 04/15/2024	3,296,284
	905,000	Cox Communications, Inc. 2.95%, 06/30/2023(1)	898,165
		Discovery Communications LLC
	1,075,000	2.20%, 09/20/2019	1,072,046
	2,195,000	2.80%, 06/15/2020	2,191,314
		Fox Corp.
	550,000	3.67%, 01/25/2022(1)	561,505
	735,000	4.03%, 01/25/2024(1)	764,083
	1,770,000	Sky Ltd. 2.63%, 09/16/2019(1)	1,768,161
	2,675,000	Videotron Ltd. 5.00%, 07/15/2022	2,784,090

			17,379,547

		Mining - 0.3%
		Anglo American Capital plc
	2,250,000	3.75%, 04/10/2022(1)	2,273,625
	1,500,000	4.13%, 04/15/2021(1)	1,524,619
	320,000	Glencore Funding LLC 3.00%, 10/27/2022(1)	316,550

			4,114,794

		Office/Business Equipment - 0.7%
	4,425,000	Pitney Bowes, Inc. 3.88%, 09/15/2020	4,437,706
	4,000,000	Xerox Corp. 2.75%, 09/01/2020	3,961,600

			8,399,306

		Oil & Gas - 1.4%
	1,991,000	Anadarko Petroleum Corp. 4.85%, 03/15/2021	2,055,481
	875,000	Canadian Natural Resources Ltd. 2.95%, 01/15/2023	868,196
	3,400,000	Eni S.p.A. 4.00%, 09/12/2023(1)	3,485,342
	3,000,000	EQT Corp. 2.50%, 10/01/2020	2,974,200
	1,726,000	Marathon Oil Corp. 2.70%, 06/01/2020	1,721,679
	1,015,000	Noble Energy, Inc. 4.15%, 12/15/2021	1,039,780
EUR	2,535,000	Petroleos Mexicanos 3.13%, 11/27/2020(9)	2,939,780
	$1,565,000	Pioneer Natural Resources Co. 3.45%, 01/15/2021	1,580,379

			16,664,837

		Pharmaceuticals - 2.6%
		AbbVie, Inc.
	1,250,000	2.30%, 05/14/2021	1,237,843
	1,330,000	2.50%, 05/14/2020	1,325,696
	3,855,000	Allergan Funding SCS 3.00%, 03/12/2020	3,855,514
		Bayer U.S. Finance LLC
	1,300,000	2.38%, 10/08/2019(1)	1,295,757
	2,000,000	3.50%, 06/25/2021(1)	2,010,115
	1,400,000	3.88%, 12/15/2023(1)	1,411,990
		Elanco Animal Health, Inc.
	4,075,000	3.91%, 08/27/2021(1)	4,144,640
	2,560,000	4.27%, 08/28/2023(1)	2,659,807
	2,070,000	McKesson Corp. 3.65%, 11/30/2020	2,097,416
	945,000	Mylan N.V. 3.75%, 12/15/2020	954,016
	3,000,000	Shire Acquisitions Investments Ireland DAC 1.90%, 09/23/2019	2,988,463
	1,365,000	Takeda Pharmaceutical Co., Ltd. 3.80%, 11/26/2020(1)	1,383,654
		Teva Pharmaceutical Finance Netherlands B.V.
	1,125,000	1.70%, 07/19/2019	1,119,677
	4,850,000	2.20%, 07/21/2021	4,660,036

			31,144,624

The accompanying notes are an integral part of these financial statements.

90

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 53.6% - (continued)
	Pipelines - 1.2%
$240,000	Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 3.50%, 12/01/2022	$242,647
	Energy Transfer Operating L.P.
1,130,000	4.20%, 09/15/2023	1,163,375
2,150,000	4.50%, 04/15/2024	2,245,270
1,700,000	Enterprise Products Operating LLC 2.85%, 04/15/2021	1,700,276
2,775,000	EQT Midstream Partners L.P. 4.75%, 07/15/2023	2,828,691
	Kinder Morgan Energy Partners L.P.
850,000	4.15%, 03/01/2022	876,962
1,175,000	5.30%, 09/15/2020	1,211,886
865,000	6.85%, 02/15/2020	890,813
2,050,000	Sunoco Logistics Partners Operations L.P. 4.40%, 04/01/2021	2,104,174
750,000	Western Gas Partners L.P. 4.00%, 07/01/2022	766,078

		14,030,172

	Real Estate - 0.3%
2,000,000	WEA Finance LLC 3.15%, 04/05/2022(1)	2,010,728
1,100,000	WEA Finance LLC / Westfield UK & Europe Finance plc 3.25%, 10/05/2020(1)	1,105,858

		3,116,586

	Real Estate Investment Trusts - 1.3%
	American Tower Corp.
1,750,000	3.00%, 06/15/2023	1,745,169
1,755,000	3.30%, 02/15/2021	1,767,409
2,350,000	3.38%, 05/15/2024	2,367,877
	Crown Castle International Corp.
1,500,000	3.15%, 07/15/2023	1,501,072
240,000	3.40%, 02/15/2021	241,841
2,000,000	Realty Income Corp. 3.25%, 10/15/2022	2,031,084
1,870,000	Scentre Group Trust 2.38%, 11/05/2019(1)	1,864,847
	Welltower, Inc.
2,000,000	3.63%, 03/15/2024	2,041,560
2,000,000	3.95%, 09/01/2023	2,072,646

		15,633,505

	Retail - 0.9%
2,250,000	Alimentation Couche-Tard, Inc. 2.35%, 12/13/2019(1)	2,242,565
	CVS Health Corp.
2,350,000	2.13%, 06/01/2021	2,312,471
715,000	2.80%, 07/20/2020	714,272
1,120,000	3.35%, 03/09/2021	1,127,990
2,500,000	3.70%, 03/09/2023	2,535,088
1,790,000	Dollar Tree, Inc. 3.70%, 05/15/2023	1,819,590

		10,751,976

	Savings & Loans - 0.1%
1,400,000	Nationwide Building Society 3 mo. USD LIBOR + 1.181%, 3.62%, 04/26/2023(1)(3)	1,408,494

	Semiconductors - 1.2%
2,700,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 2.38%, 01/15/2020	2,688,314
	Broadcom, Inc. Co.
1,500,000	3.13%, 10/15/2022(1)	1,492,104
1,500,000	3.63%, 10/15/2024(1)	1,480,594
	Microchip Technology, Inc.
1,140,000	3.92%, 06/01/2021(1)	1,156,417
1,405,000	4.33%, 06/01/2023(1)	1,443,692
	NXP B.V. / NXP Funding LLC
2,000,000	4.13%, 06/01/2021(1)	2,039,340
860,000	4.88%, 03/01/2024(1)	909,940
2,700,000	QUALCOMM, Inc. 3.00%, 05/20/2022	2,718,465

		13,928,866

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 53.6% - (continued)
	Software - 0.2%
$541,000	Fidelity National Information Services, Inc. 2.25%, 08/15/2021	$534,800
1,380,000	Fiserv, Inc. 3.80%, 10/01/2023	1,424,929

		1,959,729

	Telecommunications - 1.8%
	AT&T, Inc.
2,000,000	2.80%, 02/17/2021	2,001,204
2,000,000	3.60%, 02/17/2023	2,041,695
5,500,000	Nokia Oyj 3.38%, 06/12/2022	5,491,530
3,169,000	Sprint Communications, Inc. 7.00%, 03/01/2020(1)	3,256,147
5,809,375	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, 03/20/2023(1)	5,794,852
2,000,000	Telefonica Emisiones S.A. 4.57%, 04/27/2023	2,117,103
1,000,000	Verizon Communications, Inc. 5.15%, 09/15/2023	1,094,336

		21,796,867

	Transportation - 0.8%
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
1,500,000	2.70%, 03/14/2023(1)	1,467,943
1,000,000	3.20%, 07/15/2020(1)	1,001,653
2,065,000	3.45%, 07/01/2024(1)	2,065,942
1,250,000	3.90%, 02/01/2024(1)	1,277,690
2,000,000	4.13%, 08/01/2023(1)	2,060,141
	Ryder System, Inc.
1,270,000	2.25%, 09/01/2021	1,251,077
1,075,000	2.45%, 09/03/2019	1,073,566

		10,198,012

	Trucking & Leasing - 0.9%
2,650,000	Aviation Capital Group LLC 3.88%, 05/01/2023(1)	2,670,067
	Avolon Holdings Funding Ltd.
3,000,000	3.63%, 05/01/2022(1)	3,006,150
2,950,000	5.13%, 10/01/2023(1)	3,057,852
2,500,000	GATX Corp. 4.35%, 02/15/2024	2,595,821

		11,329,890

	Total Corporate Bonds (cost $639,435,275)	$644,233,996

FOREIGN GOVERNMENT OBLIGATIONS - 0.8%
	Qatar - 0.6%
	Qatar Government International Bond
$4,700,000	3.38%, 03/14/2024(1)	$4,764,625
1,960,000	3.88%, 04/23/2023(1)	2,023,410

		6,788,035

	Saudi Arabia - 0.2%
2,810,000	Saudi Government International Bond 2.38%, 10/26/2021(1)	2,768,946

	Total Foreign Government Obligations (cost $9,423,638)	$9,556,981

MUNICIPAL BONDS - 0.6%
	General Obligation - 0.3%
$2,805,000	Cook County, IL 4.74%, 11/15/2022	$2,920,594

	Higher Education - 0.2%
2,630,000	Chicago Board of Education, IL 5.28%, 12/01/2022	2,646,227

	Transportation - 0.1%
1,750,000	Alameda Corridor Transportation Auth, CA 0.00%, 10/01/2022(10)	1,565,078

	Total Municipal Bonds (cost $7,105,560)	$7,131,899

The accompanying notes are an integral part of these financial statements.

91

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 17.7%(11)
		Aerospace/Defense - 0.5%
	$1,359,562	Circor International, Inc. 1 mo. USD LIBOR + 3.500%, 5.98%, 12/11/2024	$1,356,163
	522,427	Fly Funding S.a.r.l. 3 mo. USD LIBOR + 2.000%, 4.70%, 02/09/2023	519,162
	3,799,549	TransDigm, Inc. 1 mo. USD LIBOR + 2.500%, 4.98%, 06/09/2023	3,785,072

			5,660,397

		Airlines - 0.3%
		American Airlines, Inc.
	1,557,559	1 mo. USD LIBOR + 1.750%, 4.23%, 06/27/2025	1,534,850
	970,000	1 mo. USD LIBOR + 2.000%, 4.48%, 04/28/2023	962,482
	960,000	1 mo. USD LIBOR + 2.000%, 4.48%, 10/12/2021	957,485

			3,454,817

		Auto Manufacturers - 0.1%
	711,000	Navistar International Corp. 1 mo. USD LIBOR + 3.500%, 5.99%, 11/06/2024	710,645

		Auto Parts & Equipment - 0.4%
	1,125,000	Adient U.S. LLC 1 mo. USD LIBOR + 4.250%, 0.00%, 04/25/2024(12)	1,124,651
EUR	330,000	AL Alpine AT Bidco GmbH 3 mo. EURIBOR + 3.500%, 3.50%, 10/31/2025	367,948
	$789,151	Altra Industrial Motion Corp. 1 mo. USD LIBOR + 2.000%, 4.48%, 10/01/2025	786,689
		Panther BF Aggregator LP
EUR	1,620,000	1 mo. USD LIBOR + 3.750%, 0.00%, 03/14/2026(12)	1,817,502
	$1,125,000	1 mo. USD LIBOR + 3.500%, 0.00%, 04/30/2026(12)	1,128,521

			5,225,311

		Beverages - 0.1%
	948,329	Jacobs Douwe Egberts International B.V. 3 mo. USD LIBOR + 2.000%, 4.56%, 11/01/2025	949,514

		Biotechnology - 0.0%
	290,687	Sotera Health Holdings LLC 1 mo. USD LIBOR + 3.000%, 5.48%, 05/15/2022	288,143

		Chemicals - 0.6%
	1,086,488	Axalta Coating Systems U.S. Holdings, Inc. 3 mo. USD LIBOR + 1.750%, 4.35%, 06/01/2024	1,079,697
	867,459	Cabot Microelectronics Corp. 1 mo. ICE LIBOR + 2.250%, 4.75%, 11/14/2025	869,628
	313,436	Chemours Co. 1 mo. USD LIBOR + 1.750%, 4.24%, 04/03/2025	311,868
EUR	658,595	CTC AcquiCo GmbH 3 mo. EURIBOR + 2.750%, 2.75%, 03/07/2025	727,098
	$301,583	Minerals Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 4.74%, 02/14/2024	300,956
	515,000	Momentive Performance Materials Inc. 0.00%, 04/16/2024(12)	515,644
	683,288	Platform Specialty Products Corp. 1 mo. ICE LIBOR + 2.250%, 4.73%, 01/30/2026	683,718
		Starfruit Finco B.V.
EUR	150,000	3 mo. EURIBOR + 3.750%, 3.75%, 10/01/2025	168,528
	$350,000	1 mo. USD LIBOR + 3.250%, 5.73%, 10/01/2025	348,471
	678,282	Tronox Finance LLC 3 mo. USD LIBOR + 3.000%, 5.48%, 09/23/2024	679,557
		Univar, Inc.
	662,511	1 mo. USD LIBOR + 2.250%, 4.73%, 07/01/2024	662,789
	277,710	1 mo. ICE LIBOR + 2.500%, 4.98%, 07/01/2024	278,404
	825,850	WR Grace & Co. 3 mo. USD LIBOR + 1.750%, 4.35%, 04/03/2025	823,166

			7,449,524

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 17.7%(11) - (continued)
		Commercial Services - 1.8%
	$438,900	Allied Universal Holdco LLC 2 mo. USD LIBOR + 4.250%, 6.73%, 07/28/2022	$433,085
	2,026,720	Blackhawk Network Holdings, Inc. 1 mo. USD LIBOR + 3.000%, 5.48%, 06/15/2025	2,025,038
	608,274	Bright Horizons Family Solutions, Inc. 1 mo. USD LIBOR + 1.750%, 4.23%, 11/07/2023	607,513
	835,280	BrightView Landscapes LLC 1 mo. USD LIBOR + 2.500%, 5.00%, 08/15/2025	834,236
	515,000	Carbonite, Inc. 2 mo. USD LIBOR + 3.750%, 6.31%, 03/26/2026	518,646
	880,000	Dun & Bradstreet Corp. 1 mo. USD LIBOR + 5.000%, 7.48%, 02/01/2026	886,054
	319,200	Energizer Holdings, Inc. 1 mo. USD LIBOR + 2.250%, 4.75%, 12/17/2025	319,200
	508,123	KAR Auction Services, Inc. 3 mo. USD LIBOR + 2.500%, 5.13%, 03/09/2023	507,488
	750,000	Quad/Graphics, Inc. 1 mo. USD LIBOR + 5.000%, 7.49%, 01/31/2026	752,812
	1,683,897	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 11/15/2023	1,675,175
	1,981,056	Russell Investments U.S. Inst’l Holdco, Inc. 3 mo. USD LIBOR + 3.250%, 5.85%, 06/01/2023	1,975,112
EUR	945,000	Techem GmbH 3 mo. EURIBOR + 3.750%, 3.75%, 07/31/2025	1,064,110
	$1,788,150	Tempo Acquisition LLC 1 mo. USD LIBOR + 3.000%, 5.48%, 05/01/2024	1,788,526
	1,686,583	Trans Union LLC 1 mo. USD LIBOR + 2.000%, 4.48%, 04/10/2023	1,686,583
	3,596,925	United Rentals, Inc. 1 mo. ICE LIBOR + 1.750%, 4.23%, 10/31/2025	3,598,220
EUR	1,015,000	Verisure Holding AB 3 mo. EURIBOR + 3.500%, 3.50%, 10/21/2022	1,138,425
	$986,842	Weight Watchers International, Inc. 3 mo. USD LIBOR + 4.750%, 7.35%, 11/29/2024	947,368
	733,125	Xerox Business Services LLC 1 mo. USD LIBOR + 2.500%, 4.98%, 12/07/2023	733,125

			21,490,716

		Construction Materials - 0.1%
	1,298,459	NCI Building Systems, Inc. 3 mo. USD LIBOR + 3.750%, 6.35%, 04/12/2025	1,278,436

		Distribution/Wholesale - 0.1%
	287,100	Beacon Roofing Supply, Inc. 1 mo. USD LIBOR + 2.250%, 4.73%, 01/02/2025	284,792
	526,025	Hamilton Holdco LLC 1 mo. USD LIBOR + 2.000%, 4.61%, 07/02/2025	525,367

			810,159

		Diversified Financial Services - 0.6%
	1,367,100	AlixPartners LLP 3 mo. USD LIBOR + 2.750%, 5.23%, 04/04/2024	1,367,524
	1,897,643	Crown Finance U.S., Inc. 1 mo. USD LIBOR + 2.500%, 4.73%, 02/28/2025	1,887,965
	685,000	Delos Finance S.a.r.l. 3 mo. USD LIBOR + 1.750%, 4.35%, 10/06/2023	685,712
	613,596	Fortress Investment Group LLC 1 mo. USD LIBOR + 2.000%, 4.48%, 12/27/2022	615,768
EUR	621,771	Nets Holding A/S 3 mo. EURIBOR + 3.000%, 3.00%, 02/06/2025	690,125
	$259,038	NFP Corp. 1 mo. USD LIBOR + 3.000%, 5.48%, 01/08/2024	255,735
	444,763	RP Crown Parent LLC 1 mo. USD LIBOR + 2.750%, 5.23%, 10/12/2023	444,207
	165,000	UFC Holdings LLC 0.00%, 04/30/2026(12)	165,411

The accompanying notes are an integral part of these financial statements.

92

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 17.7%(11) - (continued)
		Diversified Financial Services - 0.6% - (continued)
	$1,331,550	Worldpay LLC 3 mo. USD LIBOR + 1.750%, 4.22%, 08/09/2024	$1,331,390

			7,443,837

		Electrical Components & Equipment - 0.0%
	389,025	Lumentum Holdings 1 mo. USD LIBOR + 2.500%, 4.98%, 12/10/2025	389,511

		Electronics - 0.1%
	778,050	Resideo Funding Inc. 3 mo. USD LIBOR + 2.000%, 4.61%, 10/24/2025	777,077

		Energy - Alternate Sources - 0.3%
	555,509	AES Corp. 3 mo. USD LIBOR + 1.750%, 4.38%, 05/31/2022	555,509
	1,533,413	BCP Renaissance Parent LLC 3 mo. USD LIBOR + 3.500%, 6.08%, 10/31/2024	1,539,929
	360,438	Medallion Midland Acquisition LLC 1 mo. USD LIBOR + 2.483%, 5.73%, 10/30/2024	358,412
	811,325	TEX Operations Co. LLC 1 mo. USD LIBOR + 2.000%, 4.48%, 08/04/2023	811,236

			3,265,086

		Engineering & Construction - 0.2%
	1,965,000	Brand Energy & Infrastructure Services, Inc. 3 mo. USD LIBOR + 4.250%, 6.84%, 06/21/2024	1,925,700

		Entertainment - 0.2%
	478,369	CityCenter Holdings LLC 1 mo. USD LIBOR + 2.500%, 4.73%, 04/18/2024	477,919
	974,847	Hilton Worldwide Finance LLC 1 mo. USD LIBOR + 1.750%, 4.23%, 10/25/2023	977,489
	513,822	Scientific Games International, Inc. 2 mo. USD LIBOR + 2.750%, 5.23%, 08/14/2024	512,250
	1,009,925	Wyndham Hotels & Resorts, Inc. 1 mo. USD LIBOR + 1.750%, 4.23%, 05/30/2025	1,008,501

			2,976,159

		Environmental Control - 0.3%
	1,145,052	Advanced Disposal Services, Inc. 1 Week USD LIBOR + 2.250%, 4.68%, 11/10/2023	1,146,861
	1,734,212	Clean Harbors, Inc. 1 mo. USD LIBOR + 1.750%, 4.23%, 06/28/2024	1,733,345
EUR	526,025	Fluidra Finco SLU 1 mo. EURIBOR + 2.750%, 2.75%, 07/02/2025	589,252

			3,469,458

		Food - 0.2%
	$233,238	CHG PPC Parent LLC 1 mo. USD LIBOR + 2.750%, 5.23%, 03/31/2025	233,093
	482,563	IRB Holding Corp. 1 mo. USD LIBOR + 3.250%, 5.72%, 02/05/2025	481,183
	1,207,725	JBS USA LLC 3 mo. USD LIBOR + 2.500%, 4.98%, 10/30/2022	1,207,604
	1,166,646	Post Holdings, Inc. 1 mo. USD LIBOR + 2.000%, 4.49%, 05/24/2024	1,166,646

			3,088,526

		Food Service - 0.1%
	354,113	8th Avenue Food & Provisions, Inc. 3 mo. USD LIBOR + 3.750%, 6.23%, 10/01/2025	355,175
	554,934	Aramark Services, Inc. 3 mo. USD LIBOR + 1.750%, 4.23%, 03/11/2025	553,547

			908,722

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 17.7%(11) - (continued)
		Gas - 0.1%
		Messer Industries GmbH
EUR	150,000	3 mo. EURIBOR + 2.750% , 2.75%, 03/01/2026	$167,904
	$590,000	1 mo. USD LIBOR + 2.500%, 5.10%, 03/01/2026	588,159

			756,063

		Healthcare - Products - 0.1%
	598,419	Avantor, Inc. 1 mo. USD LIBOR + 3.750%, 6.23%, 11/21/2024	600,986
	981,384	Parexel International Corp. 1 mo. USD LIBOR + 2.750%, 5.23%, 09/27/2024	961,148

			1,562,134

		Healthcare - Services - 0.8%
	290,000	Agiliti Health, Inc. UNFND + 3.000%, 5.56%, 01/04/2026	289,275
	1,326,675	Envision Healthcare Corp. 1 mo. USD LIBOR + 3.750%, 6.23%, 10/10/2025	1,280,692
	670,504	Gentiva Health Services, Inc. 1 mo. USD LIBOR + 3.750%, 6.25%, 07/02/2025	671,765
EUR	590,538	IQVIA, Inc. 3 mo. EURIBOR + 2.000%, 2.50%, 06/11/2025	662,036
	$570,607	Jaguar Holding Co. 3 mo. USD LIBOR + 2.500%, 4.98%, 08/18/2022	566,613
	1,714,251	MPH Acquisition Holdings LLC 3 mo. USD LIBOR + 2.750%, 5.35%, 06/07/2023	1,696,337
	483,645	Surgery Center Holdings, Inc. 1 mo. USD LIBOR + 3.250%, 5.74%, 09/02/2024	477,198
	1,020,193	Syneos Health, Inc. 1 mo. USD LIBOR + 2.000%, 4.48%, 08/01/2024	1,016,795
	997,593	Team Health Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 02/06/2024	933,996
	482,531	U.S. Renal Care, Inc. 3 mo. USD LIBOR + 4.250%, 6.85%, 12/30/2022	482,835
	1,536,150	Universal Health Services, Inc. 1 mo. USD LIBOR + 1.750%, 4.23%, 10/31/2025	1,536,150

			9,613,692

		Household Products - 0.1%
		Diamond (BC) B.V.
EUR	158,000	1 mo. EURIBOR + 3.250%, 3.25%, 09/06/2024	174,923
	$607,313	2 mo. USD LIBOR + 3.000%, 5.58%, 09/06/2024	584,538
	135,720	Prestige Brands, Inc. 1 mo. USD LIBOR + 2.000%, 4.48%, 01/26/2024	135,297

			894,758

		Insurance - 0.6%
		Asurion LLC
	2,513,648	1 mo. USD LIBOR + 3.000%, 5.48%, 08/04/2022	2,521,515
	893,685	1 mo. USD LIBOR + 3.000%, 5.48%, 11/03/2023	896,062
	865,000	1 mo. USD LIBOR + 6.500%, 8.98%, 08/04/2025	881,219
	237,600	Genworth Holdings, Inc. 1 mo. USD LIBOR + 4.500%, 6.99%, 03/07/2023	239,382
	1,374,613	Hub International Ltd. 2 mo. USD LIBOR + 2.750%, 5.34%, 04/25/2025	1,359,492
	1,431,413	Sedgwick Claims Management Services, Inc. 1 mo. USD LIBOR + 3.250%, 5.73%, 12/31/2025	1,426,760

			7,324,430

		IT Services - 0.1%
	1,885,525	Science Applications International Corp. 1 mo. ICE LIBOR + 1.750%, 4.23%, 10/31/2025	1,880,811

		Leisure Time - 0.8%
	2,985,595	Caesars Resort Collection LLC 1 mo. USD LIBOR + 2.750%, 5.23%, 12/22/2024	2,993,686

The accompanying notes are an integral part of these financial statements.

93

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 17.7%(11) - (continued)
	Leisure Time - 0.8% - (continued)
$2,733,990	Delta (LUX) S.a.r.l. 1 mo. USD LIBOR + 2.500%, 4.98%, 02/01/2024	$2,690,711
910,562	Eldorado Resorts LLC 2 mo. USD LIBOR + 2.250%, 4.75%, 04/17/2024	909,041
1,630,850	Golden Entertainment, Inc. 1 mo. USD LIBOR + 3.000%, 5.48%, 10/21/2024	1,630,850
1,018,700	Penn National Gaming, Inc. 3 mo. USD LIBOR + 2.250%, 4.73%, 10/15/2025	1,018,863

		9,243,151

	Lodging - 0.6%
1,334,516	Boyd Gaming Corp. 1 week USD LIBOR + 2.250%, 4.67%, 09/15/2023	1,334,703
2,003,438	Caesars Entertainment Operating Co. 1 mo. USD LIBOR + 2.000%, 4.48%, 10/06/2024	1,992,999
693,963	Four Seasons Hotels Ltd. 1 mo. USD LIBOR + 2.000%, 4.48%, 11/30/2023	693,713
148,500	Las Vegas Sands LLC 1 mo. USD LIBOR + 1.750%, 4.23%, 03/27/2025	148,276
1,696,721	Station Casinos LLC 1 mo. USD LIBOR + 2.500%, 4.99%, 06/08/2023	1,697,569
1,860,338	Wynn Resorts, Limited 1 mo. USD LIBOR + 2.250%, 4.76%, 10/30/2024	1,843,725

		7,710,985

	Machinery - Construction & Mining - 0.1%
1,037,400	Brookfield WEC Holdings, Inc. 1 mo. USD LIBOR + 3.500%, 5.98%, 08/01/2025	1,043,075
295,273	Pike Corp. 1 mo. USD LIBOR + 3.500%, 5.99%, 03/23/2025	296,566

		1,339,641

	Machinery - Diversified - 0.2%
982,382	Gardner Denver, Inc. 3 mo. USD LIBOR + 2.750%, 5.23%, 07/30/2024	983,738
1,042,461	Gates Global LLC 3 mo. USD LIBOR + 2.750%, 5.23%, 04/01/2024	1,043,545

		2,027,283

	Media - 2.2%
835,734	Advantage Sales & Marketing, Inc. 1 mo. USD LIBOR + 3.250%, 5.73%, 07/23/2021	731,267
856,950	Altice Financing S.A. 3 mo. USD LIBOR + 2.750%, 5.23%, 01/31/2026	826,777
1,639,790	Charter Communications Operating LLC 1 mo. USD LIBOR + 2.000%, 4.49%, 04/30/2025	1,642,693
	CSC Holdings LLC
928,550	1 mo. USD LIBOR + 2.250%, 4.72%, 07/17/2025	923,777
1,246,875	1 mo. ICE LIBOR + 2.250%, 4.72%, 01/15/2026	1,240,329
549,450	1 mo. USD LIBOR + 2.500%, 4.97%, 01/25/2026	548,307
710,000	E.W. Scripps Company 0.00%, 04/04/2026(12)	711,775
1,401,488	Gray Television, Inc. 1 mo. ICE LIBOR + 2.500%, 4.98%, 01/02/2026	1,403,590
668,250	Lamar Media Corp. 1 mo. USD LIBOR + 1.750%, 4.25%, 03/14/2025	668,671
71,868	Mission Broadcasting, Inc. 1 mo. ICE LIBOR + 2.250%, 4.75%, 01/17/2024	71,449
973,678	MTN Infrastructure TopCo, Inc. 1 mo. USD LIBOR + 3.000%, 5.48%, 11/15/2024	972,704
381,988	Nexstar Broadcasting, Inc. 1 mo. ICE LIBOR + 2.250%, 4.73%, 01/17/2024	379,761
	Numericable Group S.A.
720,300	1 mo. USD LIBOR + 2.750%, 5.23%, 07/31/2025	694,643
1,691,270	3 mo. USD LIBOR + 3.688%, 6.16%, 01/31/2026	1,645,605
1,193,942	PSAV Holdings LLC 3 mo. USD LIBOR + 3.250%, 5.75%, 03/01/2025	1,172,308

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 17.7%(11) - (continued)
		Media - 2.2% - (continued)
	$1,009,226	Shutterfly, Inc. 1 mo. USD LIBOR + 2.750%, 5.25%, 08/17/2024	$1,005,755
	1,950,000	Telenet Financing USD LLC 1 mo. USD LIBOR + 2.250%, 4.72%, 08/15/2026	1,942,688
	1,468,514	Tribune Media Co. 1 mo. USD LIBOR + 3.000%, 5.48%, 01/27/2024	1,468,059
		Unitymedia Finance LLC
	1,500,000	1 mo. USD LIBOR + 2.000%, 4.47%, 06/01/2023	1,496,040
	1,125,000	1 mo. USD LIBOR + 2.250%, 4.72%, 09/30/2025	1,122,660
	820,000	1 mo. USD LIBOR + 2.250%, 4.72%, 01/15/2026	817,720
	1,057,911	UPC Financing Partnership 1 mo. USD LIBOR + 2.500%, 4.97%, 01/15/2026	1,057,858
	2,325,000	Virgin Media Bristol LLC 1 mo. USD LIBOR + 2.500%, 4.97%, 01/15/2026	2,330,534
	268,059	Web.com Group, Inc. 3 mo. USD LIBOR + 3.750%, 6.23%, 10/10/2025	266,499
	1,245,000	Ziggo Secured Finance Partnership 1 mo. USD LIBOR + 2.500%, 4.97%, 04/15/2025	1,233,197

			26,374,666

		Metal Fabricate/Hardware - 0.1%
	1,624,278	Rexnord LLC 1 mo. USD LIBOR + 2.000%, 4.48%, 08/21/2024	1,624,733

		Miscellaneous Manufacturing - 0.2%
	1,148,464	H.B. Fuller Co. 1 mo. USD LIBOR + 2.000%, 4.49%, 10/20/2024	1,143,262
	1,729,195	USI, Inc. 3 mo. USD LIBOR + 3.000%, 5.60%, 05/16/2024	1,711,038

			2,854,300

		Oil & Gas - 0.2%
	730,000	California Resources Corp. 1 mo. USD LIBOR + 4.750%, 7.23%, 12/31/2022	706,275
	781,075	NorthRiver Midstream Finance L.P. 1 mo. USD LIBOR + 3.250%, 5.85%, 10/01/2025	783,566
	696,500	Traverse Midstream Partners LLC 3 mo. USD LIBOR + 4.000%, 6.59%, 09/27/2024	692,767

			2,182,608

		Oil & Gas Services - 0.1%
	1,170,319	Crosby U.S. Acquisition Corp. 3 mo. USD LIBOR + 3.000%, 5.49%, 11/23/2020	1,157,153

		Packaging & Containers - 0.6%
	248,747	Berlin Packaging LLC 1 mo. USD LIBOR + 3.000%, 5.51%, 11/07/2025	245,379
		Berry Global, Inc.
	937,245	3 mo. USD LIBOR + 1.750%, 4.23%, 02/08/2020	936,514
	968,010	1 mo. USD LIBOR + 2.000%, 4.48%, 10/01/2022	966,093
		Crown Americas LLC
EUR	307,681	1 mo. EURIBOR + 2.375%, 2.38%, 04/03/2025	346,758
	$228,068	1 Week USD LIBOR + 2.000%, 4.48%, 04/03/2025	229,370
		Flex Acquisition Co., Inc.
	960,400	3 mo. USD LIBOR + 3.000%, 5.63%, 12/29/2023	944,793
	1,006,674	1 mo. USD LIBOR + 3.250%, 5.88%, 06/29/2025	989,480
	146,875	Multi Color Corp. 1 mo. USD LIBOR + 2.000%, 4.48%, 10/31/2024	146,655
	2,201,422	Reynolds Group Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 02/05/2023	2,204,240

			7,009,282

		Pharmaceuticals - 0.3%
	1,258,750	Bausch Health Companies, Inc. 1 mo. USD LIBOR + 2.750%, 5.22%, 11/27/2025	1,259,317
	1,463,925	Endo Luxembourg Finance Co., S.a r.l. 1 mo. USD LIBOR + 4.250%, 6.75%, 04/29/2024	1,445,626

The accompanying notes are an integral part of these financial statements.

94

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 17.7%(11) - (continued)
		Pharmaceuticals - 0.3% - (continued)
	$524,008	IQVIA, Inc. 3 mo. USD LIBOR + 2.000%, 4.60%, 03/07/2024	$523,877
	1,027,847	Valeant Pharmaceuticals International, Inc. 1 mo. USD LIBOR + 3.000%, 5.47%, 06/02/2025	1,031,917
			4,260,737
		Real Estate - 0.2%
	1,097,099	KFC Holding Co. 1 mo. USD LIBOR + 1.750%, 4.23%, 04/03/2025	1,095,498
	1,345,909	VICI Properties LLC 1 mo. USD LIBOR + 2.000%, 4.49%, 12/20/2024	1,343,109

			2,438,607

		REITS - 0.2%
	2,066,100	MGM Growth Properties Operating Partnership L.P. 1 mo. USD LIBOR + 2.000%, 4.48%, 03/21/2025	2,064,261

		Retail - 1.1%
	2,621,500	American Builders & Contractors Supply Co., Inc. 1 mo. USD LIBOR + 2.000%, 4.48%, 10/31/2023	2,597,461
	1,967,560	B.C. Unlimited Liability Co. 1 mo. USD LIBOR + 2.250%, 4.73%, 02/16/2024	1,961,008
	1,793,833	Bass Pro Group LLC 1 mo. USD LIBOR + 5.000%, 7.48%, 09/25/2024	1,789,349
	498,750	Belron Finance U.S. LLC 1 mo. USD LIBOR + 2.500%, 5.19%, 11/13/2025	497,817
		Coty, Inc.
EUR	789,038	1 mo. EURIBOR + 2.500%, 2.50%, 04/07/2025	869,816
	$1,545,755	1 mo. USD LIBOR + 2.250%, 4.72%, 04/07/2025	1,507,761
	1,032,391	Michaels Stores, Inc. 1 mo. USD LIBOR + 2.500%, 4.99%, 01/30/2023	1,025,618
	678,626	PetSmart, Inc. 1 mo. USD LIBOR + 4.250%, 6.73%, 03/11/2022	652,987
	1,164,063	Staples, Inc. 3 mo. USD LIBOR + 5.000%, 7.60%, 04/09/2026	1,148,930
	1,508,000	U.S. Foods, Inc. 1 mo. USD LIBOR + 2.000%, 4.48%, 06/27/2023	1,503,551

			13,554,298

		Semiconductors - 0.3%
	1,521,188	Entegris, Inc. 1 mo. USD LIBOR + 2.000%, 4.48%, 11/01/2025	1,521,188
	1,141,576	Microchip Technology, Inc. 1 mo. USD LIBOR + 2.000%, 4.49%, 05/29/2025	1,139,076
	570,719	ON Semiconductor Corp. 1 mo. USD LIBOR + 1.750%, 4.23%, 03/31/2023	567,866

			3,228,130

		Software - 1.7%
	1,034,331	Almonde, Inc. 3 mo. USD LIBOR + 3.500%, 6.10%, 06/13/2024	1,024,846
	1,618,312	Aristocrat Technologies, Inc. 3 mo. USD LIBOR + 1.750%, 4.34%, 10/19/2024	1,614,266
	994,020	CDW LLC 3 mo. USD LIBOR + 1.750%, 4.23%, 08/17/2023	996,088
	1,440,000	Change Healthcare Holdings LLC 1 mo. USD LIBOR + 2.750%, 5.23%, 03/01/2024	1,439,223
	1,002,007	Dell, Inc. 1 mo. USD LIBOR + 2.000%, 4.49%, 09/07/2023	1,002,007
	139,647	EVO Payments International LLC 1 mo. USD LIBOR + 3.250%, 5.73%, 12/22/2023	139,763
		First Data Corp.
	2,387,691	1 mo. USD LIBOR + 2.000%, 4.48%, 07/08/2022	2,387,548
	824,950	1 mo. USD LIBOR + 2.000%, 4.48%, 04/26/2024	824,702
	1,655,997	Global Payments, Inc. 1 mo. USD LIBOR + 1.750%, 4.23%, 04/21/2023	1,653,413
	1,511,397	Go Daddy Operating Co. LLC 1 mo. USD LIBOR + 2.000%, 4.48%, 02/15/2024	1,513,286

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 17.7%(11) - (continued)
	Software - 1.7% - (continued)
$329,892	Hyland Software, Inc. 1 mo. USD LIBOR + 3.500%, 5.98%, 07/01/2024	$331,199
561,489	Infor U.S., Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 02/01/2022	561,590
147,186	MA FinanceCo. LLC 1 mo. USD LIBOR + 2.500%, 4.98%, 06/21/2024	146,634
993,985	Seattle Spinco, Inc. 1 mo. USD LIBOR + 2.500%, 4.98%, 06/21/2024	990,257
363,854	SS&C Technologies Holdings Europe S.a.r.l. 1 mo. USD LIBOR + 2.250%, 4.73%, 04/16/2025	363,901
2,047,429	SS&C Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 4.73%, 04/16/2025	2,047,311
645,000	Ultimate Software Group, Inc. 0.00%, 03/15/2026(12)	649,193
820,388	Verint Systems Inc. 1 mo. USD LIBOR + 2.000%, 4.50%, 06/28/2024	820,904
2,168,675	WEX, Inc. 1 mo. USD LIBOR + 2.250%, 4.73%, 06/30/2023	2,170,714

		20,676,845

	Telecommunications - 0.9%
1,221,907	CenturyLink, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 01/31/2025	1,213,426
1,741,250	Ciena Corp. 1 mo. USD LIBOR + 2.000%, 4.49%, 09/26/2025	1,742,347
1,993,500	Level 3 Financing, Inc. 1 mo. USD LIBOR + 2.250%, 4.73%, 02/22/2024	1,993,998
	Sprint Communications, Inc.
2,994,671	1 mo. USD LIBOR + 2.500%, 5.00%, 02/02/2024	2,905,580
543,638	1 mo. USD LIBOR + 3.000%, 5.50%, 02/02/2024	534,803
1,526,317	Univision Communications, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 03/15/2024	1,467,172
708,419	Zayo Group LLC 1 mo. USD LIBOR + 2.250%, 4.73%, 01/19/2024	707,888

		10,565,214

	Transportation - 0.1%
318,979	B.C. Unlimited Liability Co. 1 mo. USD LIBOR + 4.000%, 6.60%, 04/06/2026	320,313
593,301	Dynasty Acquisition Co., Inc. 1 mo. USD LIBOR + 4.000%, 6.60%, 04/06/2026	595,781
462,321	Savage Enterprises LLC 1 mo. USD LIBOR + 4.500%, 6.98%, 08/01/2025	465,211

		1,381,305

	Total Senior Floating Rate Interests (cost $214,119,995)	$213,286,825

U.S. GOVERNMENT AGENCIES - 9.4%
	Mortgage-Backed Agencies - 9.4%
	FHLMC - 2.6%
$5,000,000	1.13%, 08/12/2021	$4,871,630
7,619,759	1.25%, 07/15/2031	7,377,896
2,212,899	1.50%, 01/15/2027	2,145,063
11,112,443	1.73%, 07/25/2021(2)(7)	324,269
4,081,391	2.00%, 09/15/2041	3,969,727
6,052,413	3.00%, 04/01/2031	6,086,853
788,139	3.50%, 04/01/2027	806,622
848,889	3.50%, 09/15/2043	870,391
2,575,425	3.75%, 05/15/2039(6)	2,627,627
2,238,907	3.82%, 05/25/2048(1)(2)	2,242,537

		31,322,615

	FNMA - 5.4%
1,799,375	1.75%, 05/25/2040	1,735,916
7,029,857	2.00%, 04/25/2034	6,921,599
2,546,407	2.00%, 07/25/2039	2,509,618

The accompanying notes are an integral part of these financial statements.

95

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 9.4% - (continued)
	FNMA - 5.4% - (continued)
$11,682,831	2.50%, 03/25/2035	$11,487,104
1,841,871	3.00%, 08/01/2027	1,858,553
3,964,444	3.00%, 12/01/2030	3,986,945
1,400,301	3.00%, 02/01/2031	1,408,226
2,592,523	3.00%, 03/01/2031	2,607,245
8,551,530	3.00%, 02/25/2043	8,598,678
560,885	3.00%, 04/25/2043	567,545
3,764,271	3.00%, 05/25/2047	3,774,205
1,502,562	3.50%, 11/01/2026	1,534,571
3,580,025	3.50%, 12/01/2026	3,663,008
499,374	3.50%, 12/01/2028	511,711
5,600,000	3.50%, 05/01/2034(13)	5,718,363
6,573,427	3.50%, 10/25/2035	6,720,596
1,629,293	3.50%, 05/25/2056	1,665,052

		65,268,935

	GNMA - 1.4%
1,875,548	1.75%, 03/20/2039	1,845,904
4,693,988	2.00%, 05/20/2046	4,557,901
9,643,251	2.50%, 10/20/2041	9,590,865
192,584	5.00%, 08/20/2039	205,093

		16,199,763

		112,791,313

	Total U.S. Government Agencies (cost $111,655,834)	$112,791,313

U.S. GOVERNMENT SECURITIES - 1.6%
	U.S. Treasury Securities - 1.6%
$20,000,000	U.S. Treasury Notes 1.63%, 11/30/2020	$19,783,594

		19,783,594

	Total U.S. Government Securities (cost $19,720,037)	$19,783,594

	Total Long-Term Investments (cost $1,197,304,568)	$1,202,208,904

SHORT-TERM INVESTMENTS - 1.1%
	Other Investment Pools & Funds - 1.0%
$11,676,887	Fidelity Institutional Government Fund, Institutional Class, 2.37%(14)	$11,676,887

	Securities Lending Collateral - 0.1%
67,989	Citibank NA DDCA, 2.42%, 5/1/2019(14)	67,989
661,415	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.34%(14)	661,415
140,774	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.36%(14)	140,774
243,065	Invesco Government & Agency Portfolio, Institutional Class, 2.33%(14)	243,065
225,852	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(14)	225,852
20,695	Western Asset Institutional Government Class A Fund, Institutional Class, 2.29%(14)	20,695

		1,359,790

	Total Short-Term Investments (cost $13,036,677)	$13,036,677

Total Investments (cost $1,210,341,245)	101.1%	$1,215,245,581
Other Assets and Liabilities	(1.1)%	(13,102,997)

Total Net Assets	100.0%	$1,202,142,584

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $381,471,777, representing 31.7% of net assets.

(2)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2019.

(4)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2019, the aggregate fair value of these securities was $1,925,000, which represented 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(5)	Investment valued using significant unobservable inputs.

(6)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(7)	Securities disclosed are interest-only strips.

(8)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(9)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At April 30, 2019, the aggregate value of this security was $2,939,780, representing 0.2% of net assets.

(10)	Security is a zero-coupon bond.

(11)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of April 30, 2019.

(12)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(13)	Represents or includes a TBA transaction.

(14)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.

96

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Futures Contracts Outstanding at April 30, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	513	06/28/2019	$109,273,007	$362,283

Short position contracts:
U.S. Treasury 10-Year Note Future	153	06/19/2019	$18,921,797	$(185,226)
U.S. Treasury 5-Year Note Future	850	06/28/2019	98,294,531	(793,517)
U.S. Treasury Long Bond Future	7	06/19/2019	1,032,281	(14,700)

Total				$(993,443)

Total futures contracts				$(631,160)

Foreign Currency Contracts Outstanding at April 30, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
11,059,633	USD	9,832,000	EUR	JPM	05/31/19	$2,462	$—
2,938,371	USD	2,614,000	EUR	BOA	06/06/19	—	(2,900)

Total						$2,462	$(2,900)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$195,424,296	$—	$193,499,296	$1,925,000
Corporate Bonds	644,233,996	—	644,233,996	—
Foreign Government Obligations	9,556,981	—	9,556,981	—
Municipal Bonds	7,131,899	—	7,131,899	—
Senior Floating Rate Interests	213,286,825	—	213,286,825	—
U.S. Government Agencies	112,791,313	—	112,791,313	—
U.S. Government Securities	19,783,594	—	19,783,594	—
Short-Term Investments	13,036,677	13,036,677	—	—
Foreign Currency Contracts(2)	2,462	—	2,462	—
Futures Contracts(2)	362,283	362,283	—	—

Total	$1,215,610,326	$13,398,960	$1,200,286,366	$1,925,000

Liabilities
Foreign Currency Contracts(2)	$(2,900)	$—	$(2,900)	$—
Futures Contracts(2)	(993,443)	(993,443)	—	—

Total	$(996,343)	$(993,443)	$(2,900)	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six-month period ended April 30, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

97

The Hartford Strategic Income Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 12.3%
	Asset-Backed - Automobile - 0.3%
$1,370,000	Westlake Automobile Receivables Trust 3.28%, 12/15/2022(1)	$1,376,204

	Asset-Backed - Finance & Insurance - 2.9%
250,000	Apidos CLO 3 mo. USD LIBOR + 3.000%, 5.59%, 01/19/2025(1)(2)	249,530
110,588	Avery Point CLO Ltd. 3 mo. USD LIBOR + 1.120%, 3.72%, 01/18/2025(1)(2)	110,717
	Bayview Opportunity Master Fund Trust
71,754	3.50%, 01/28/2055(1)(3)	72,080
120,178	3.50%, 06/28/2057(3)	120,747
146,240	3.50%, 01/28/2058(1)(3)	147,138
66,642	4.00%, 11/28/2053(1)(3)	67,802
130,546	4.00%, 10/28/2064(1)(3)	133,374
350,244	Civic Mortgage LLC 3.89%, 06/25/2022(1)(4)	349,517
663,300	Domino’s Pizza Master Issuer LLC 4.12%, 07/25/2048(1)	675,226
631,000	Eagle RE Ltd. 1 mo. USD LIBOR + 1.700%, 4.18%, 11/25/2028(1)(2)	630,999
19,931	Equity One Mortgage Pass-Through Trust 5.46%, 12/25/2033(3)	17,067
1,570,751	GSAMP Trust 1 mo. USD LIBOR + 0.090%, 2.57%, 01/25/2037(2)	1,027,785
125,000	Lendmark Funding Trust 2.83%, 12/22/2025(1)	124,064
45,120	Long Beach Asset Holdings Corp. 5.78%, 04/25/2046(1)(5)(6)	—
250,000	Madison Park Funding Ltd. 3 mo. USD LIBOR + 1.160%, 3.75%, 07/23/2029(1)(2)	250,231
	Magnetite Ltd.
339,844	3 mo. USD LIBOR + 1.000%, 3.58%, 07/25/2026(1)(2)	340,126
1,165,000	3 mo. USD LIBOR + 5.150%, 7.75%, 01/18/2027(1)(2)	1,155,577
1,934,383	MFA Trust 3.35%, 11/25/2047(1)(4)	1,935,141
	NRZ Advance Receivables Trust
109,250	2.58%, 10/15/2049(1)	108,997
420,000	3.11%, 12/15/2050(1)	420,240
370,000	3.21%, 02/15/2051(1)	370,782
	Oak Hill Advisors Residential Loan Trust
49,671	3.00%, 06/25/2057(1)(4)	49,626
900,000	5.00%, 06/25/2057(1)(4)	889,489
	OneMain Financial Issuance Trust
286,000	2.37%, 09/14/2032(1)	284,060
22,212	4.10%, 03/20/2028(1)	22,233
786,000	Radnor RE Ltd. 1 mo. USD LIBOR + 1.250%, 3.73%, 02/25/2029(1)(2)	786,547
	SoFi Consumer Loan Program LLC
43,727	2.50%, 05/26/2026(1)	43,486
37,158	2.77%, 05/25/2026(1)	37,128
39,901	3.05%, 12/26/2025(1)	39,941
190,587	3.09%, 10/27/2025(1)	190,747
54,660	3.28%, 01/26/2026(1)	54,931
	Springleaf Funding Trust
310,000	2.68%, 07/15/2030	308,262
112,416	2.90%, 11/15/2029(1)	112,327
355,000	SPS Servicer Advance Receivables Trust 2.75%, 11/15/2049(1)	354,332
	Towd Point Mortgage Trust
110,601	2.25%, 04/25/2056(1)(3)	108,951
98,668	2.75%, 08/25/2055(1)(3)	97,623
260,355	2.75%, 10/25/2056(1)(3)	256,805
63,208	2.75%, 04/25/2057(1)(3)	62,449
199,337	2.75%, 06/25/2057(1)(3)	196,495
139,236	2.75%, 07/25/2057(3)	137,359
1,527,019	2.75%, 10/25/2057(1)(3)	1,513,850
587,563	Wendy’s Funding LLC 3.88%, 03/15/2048(1)	575,882

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 12.3% - (continued)
	Asset-Backed - Finance & Insurance - 2.9% - (continued)
$390,000	Wingstop Funding LLC 4.97%, 12/05/2048(1)	$403,057

		14,832,720

	Asset-Backed - Home Equity - 1.0%
	GSAA Home Equity Trust
626,991	1 mo. USD LIBOR + 0.070%, 2.55%, 12/25/2046(2)	313,157
1,034,625	1 mo. USD LIBOR + 0.080%, 2.56%, 02/25/2037(2)	507,423
1,064,580	1 mo. USD LIBOR + 0.180%, 2.66%, 11/25/2036(2)	468,966
874,471	1 mo. USD LIBOR + 0.230%, 2.71%, 04/25/2047(2)	580,557
2,409,558	Morgan Stanley Mortgage Loan Trust 1 mo. USD LIBOR + 0.170%, 2.65%, 11/25/2036(2)	1,010,583
22,008	Nationstar NIM Ltd. 9.79%, 03/25/2037(1)(5)(6)	2
	Soundview Home Loan Trust
2,251,000	1 mo. USD LIBOR + 0.240%, 2.72%, 07/25/2036(2)	2,074,676
115,000	1 mo. USD LIBOR + 0.250%, 2.73%, 11/25/2036(2)	106,738

		5,062,102

	Commercial Mortgage-Backed Securities - 2.3%
2,260,000	CAMB Commercial Mortgage Trust 1 mo. USD LIBOR + 3.250%, 5.72%, 12/15/2037(1)(2)	2,282,592
180,000	Citigroup Commercial Mortgage Trust 4.76%, 03/10/2047(1)(3)	173,554
	Commercial Mortgage Trust
420,101	2.04%, 07/10/2046(1)(3)(7)	7,035
560,000	4.72%, 10/15/2045(1)(3)	128,839
981,000	4.75%, 10/15/2045(1)(3)	530,211
6,830	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	6,699
	GS Mortgage Securities Trust
4,116,660	0.12%, 07/10/2046(3)(7)	14,815
373,384	1.50%, 08/10/2044(1)(3)(7)	8,613
565,333	3.67%, 04/10/2047(1)	180,200
2,190,000	4.90%, 11/10/2045(1)(3)	2,208,440
175,000	5.13%, 04/10/2047(1)(3)	151,658
	JP Morgan Chase Commercial Mortgage Securities Trust
860,000	2.73%, 10/15/2045(1)(3)	465,673
485,000	4.53%, 12/15/2047(1)(3)	416,088
765,000	5.55%, 08/15/2046(1)(3)	772,050
	Morgan Stanley Capital Trust
465,000	5.29%, 07/15/2049(1)(3)	409,074
24,387	5.31%, 10/12/2052(1)(3)	2,365
255,000	MTRO Commercial Mortgage Trust 1 mo. USD LIBOR +2.05%, 4.52%, 12/15/2033(1)(2)	255,159
870,000	VNDO Mortgage Trust 4.08%, 12/13/2029(1)(3)	872,503
15,000	Wells Fargo Commercial Mortgage Trust 4.24%, 05/15/2048(3)	14,310
	WF-RBS Commercial Mortgage Trust
900,599	3.02%, 11/15/2047(1)	487,175
2,125,000	4.94%, 11/15/2045(1)(3)	1,877,371
215,000	5.00%, 06/15/2044(1)(3)	167,793

		11,432,217

	Other ABS - 0.7%
1,423,000	VOLT LXII LLC 4.63%, 09/25/2047(1)(4)	1,408,651
1,570,000	VOLT LXIV LLC 4.63%, 10/25/2047(1)(4)	1,556,171
573,820	VOLT LXVI LLC 4.34%, 05/25/2048(1)(4)	575,392

		3,540,214

The accompanying notes are an integral part of these financial statements.

98

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 12.3% - (continued)
	Whole Loan Collateral CMO - 5.1%
	Alternative Loan Trust
$271,869	1 mo. USD LIBOR + 0.320%, 2.80%, 11/25/2035(2)	$249,547
164,439	1 mo. USD LIBOR + 0.540%, 3.02%, 01/25/2036(2)	157,773
945,796	5.75%, 05/25/2036	681,385
831,897	6.00%, 05/25/2036	687,304
80,753	Angel Oak Mortgage Trust LLC 3.64%, 01/25/2047(1)(3)	80,761
232,244	Banc of America Mortgage Trust 4.34%, 09/25/2035(3)	225,427
284,361	Bear Stearns Adjustable Rate Mortgage Trust 12 mo. USD CMT + 2.300%, 4.73%, 10/25/2035(2)	288,849
109,843	Bear Stearns Alt-A Trust 1 mo. USD LIBOR + 0.500%, 2.98%, 01/25/2036(2)	113,206
1,246,000	Bellemeade Re Ltd. 1 mo. USD LIBOR + 1.200%, 3.68%, 10/25/2027(1)(2)	1,245,999
971,894	Chase Mortgage Finance Trust 5.50%, 11/25/2035	944,699
584,453	CHL Mortgage Pass-Through Trust 4.02%, 09/25/2047(3)	546,636
113,063	CSMC Trust 3.25%, 04/25/2047(1)(3)	111,054
	Deephaven Residential Mortgage Trust
45,084	2.45%, 06/25/2047(1)(3)	44,599
154,521	2.81%, 10/25/2047(1)(3)	153,741
24,450	3.49%, 12/26/2046(1)(3)	24,472
	Fannie Mae Connecticut Avenue Securities
2,401,000	1 mo. USD LIBOR + 2.200%, 4.68%, 01/25/2030(2)	2,437,991
3,365,000	1 mo. USD LIBOR + 2.550%, 5.03%, 12/25/2030(2)	3,420,479
525,000	1 mo. USD LIBOR + 3.550%, 6.03%, 07/25/2029(2)	563,631
1,518,000	1 mo. USD LIBOR + 4.250%, 6.73%, 04/25/2029(2)	1,678,317
1,075,000	1 mo. USD LIBOR + 4.350%, 6.83%, 05/25/2029(2)	1,168,133
387,115	1 mo. USD LIBOR + 4.900%, 7.38%, 11/25/2024(2)	435,744
215,002	1 mo. USD LIBOR + 5.700%, 8.18%, 04/25/2028(2)	244,731
181,296	1 mo. USD LIBOR + 6.000%, 8.48%, 09/25/2028(2)	206,075
54,328	GMACM Mortgage Loan Trust 4.26%, 04/19/2036(3)	49,071
699,183	GSR Mortgage Loan Trust 4.40%, 01/25/2036(3)	702,172
1,683,003	HarborView Mortgage Loan Trust 1 mo. USD LIBOR + 0.240%, 2.73%, 12/19/2036(2)	1,556,272
39,692	Impac CMB Trust 1 mo. USD LIBOR + 2.250%, 4.73%, 02/25/2036(2)	39,488
508,019	IndyMac IMSC Mortgage Loan Trust 1 mo. USD LIBOR + 0.150%, 2.63%, 03/25/2047(2)	417,810
	JP Morgan Mortgage Trust
248,849	4.22%, 11/25/2035(3)	240,468
55,177	4.49%, 04/25/2037(3)	51,577
365,183	4.52%, 05/25/2036(3)	357,860
437,051	LSTAR Securities Investment Ltd. 1 mo. USD LIBOR + 1.650%, 4.15%, 11/01/2022(1)(2)	438,296
822,604	LSTAR Securities Investment Trust 1 mo. USD LIBOR + 1.700%”, 4.19%, 03/01/2024(1)(2)	822,604
124,138	MASTR Adjustable Rate Mortgages Trust 4.45%, 11/21/2034(3)	128,204

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 12.3% - (continued)
		Whole Loan Collateral CMO - 5.1% - (continued)
	$58,366	MFA Trust 2.59%, 02/25/2057(1)(3)	$57,822
		New Residential Mortgage Loan Trust
	144,278	3.75%, 11/26/2035(1)(3)	146,475
	131,768	3.75%, 11/25/2056(1)(3)	133,666
	190,387	1 mo. USD LIBOR + 1.500%, 3.98%, 06/25/2057(1)(2)	194,329
	205,528	4.00%, 02/25/2057(1)(3)	210,042
	198,579	4.00%, 03/25/2057(1)(3)	203,825
	153,050	4.00%, 04/25/2057(1)(3)	156,764
	176,762	4.00%, 05/25/2057(1)(3)	181,385
	358,502	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.54%, 06/25/2036(3)	314,093
	817,630	PMT Credit Risk Transfer Trust 1 mo. USD LIBOR + 2.000%, 4.48%, 03/27/2024(1)(2)	817,892
	978,013	Residential Accredit Loans, Inc. 3.68%, 11/25/2037(3)	879,495
		Structured Agency Credit Risk Trust
	311,370	1 mo. USD LIBOR + 1.650%, 4.13%, 04/25/2043(1)(2)	313,641
	355,000	1 mo. USD LIBOR + 2.100%, 4.58%, 09/25/2048(1)(2)	353,948
	1,300,152	Structured Asset Mortgage Investments Trust 1 mo. USD LIBOR + 0.230%, 2.71%, 02/25/2036(2)	1,168,502
	34,613	WaMu Mortgage Pass-Through Certificates Trust 1 mo. USD LIBOR + 0.420%, 2.90%, 06/25/2044(2)	33,948
	607,827	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 1 mo. USD LIBOR + 0.600%, 3.08%, 07/25/2036(2)	415,981

			26,096,183

		Whole Loan Collateral PAC - 0.0%
	46,086	Alternative Loan Trust 1 mo. USD LIBOR + 0.500%, 2.98%, 12/25/2035(2)	29,915

		Total Asset & Commercial Mortgage Backed Securities (cost $62,745,429)	$62,369,555

CORPORATE BONDS - 23.2%
		Agriculture - 0.5%
	$490,000	Altria Group, Inc. 3.88%, 09/16/2046	$409,664
	1,590,000	JBS Investments II GmbH 7.00%, 01/15/2026(1)	1,654,395
	350,000	Kernel Holding S.A. 8.75%, 01/31/2022(8)	357,945

			2,422,004

		Auto Manufacturers - 1.3%
		Daimler Canada Finance, Inc.
CAD	850,000	1.78%, 08/19/2019(8)	634,090
	470,000	3 mo. CDOR + 0.830%, 2.85%, 07/08/2019(2)	351,334
	$1,840,000	General Motors Co. 5.40%, 04/01/2048	1,782,993
		General Motors Financial Co., Inc.
	250,000	3 mo. USD LIBOR + 0.930%, 3.53%, 04/13/2020(2)	250,761
	200,000	3 mo. USD LIBOR + 1.270%, 3.87%, 10/04/2019(2)	200,712
	845,000	3 mo. USD LIBOR + 1.450%, 4.15%, 05/09/2019(2)	845,238
	500,000	Toyota Motor Credit Corp. 3 mo. USD LIBOR +0.54%, 3.13%, 01/08/2021(2)	502,706
	1,075,000	Volkswagen Group of America Finance LLC 3 mo. USD LIBOR + 0.770%, 3.46%, 11/13/2020(1)(2)	1,078,810
CAD	905,000	VW Credit Canada, Inc. 2.50%, 10/01/2019(8)	675,828

			6,322,472

The accompanying notes are an integral part of these financial statements.

99

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 23.2% - (continued)
		Beverages - 0.2%
	$840,000	Constellation Brands, Inc. 4.50%, 05/09/2047	$817,592

		Chemicals - 0.3%
	200,000	Braskem Netherlands Finance B.V. 4.50%, 01/10/2028(8)	196,000
	200,000	OCP S.A. 4.50%, 10/22/2025(8)	198,519
	765,000	SASOL Financing USA LLC 5.88%, 03/27/2024	811,798
	530,000	Yingde Gases Investment Ltd. 6.25%, 01/19/2023(1)	533,217

			1,739,534

		Commercial Banks - 10.7%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	200,000	5 year EUR Swap + 5.779%, 5.88%, 05/24/2022(2)(8)(9)	229,300
	$2,600,000	5 year USD Swap + 3.870%, 6.13%, 11/16/2027(2)(9)(10)	2,369,250
EUR	400,000	5 year EUR Swap + 9.177%, 8.88%, 04/14/2021(2)(8)(9)	499,343
	200,000	Banco de Credito Social Cooperativo S.A. 5 year EUR Swap + 7.591%, 7.75%, 06/07/2027(2)(8)	209,536
		Banco de Sabadell S.A.
	1,000,000	5 year EUR Swap + 6.051%, 6.13%, 11/23/2022(2)(8)(9)	1,078,643
	1,400,000	5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(2)(8)(9)	1,544,549
		Banco do Brasil S.A.
	$200,000	4.63%, 01/15/2025(1)	202,350
	225,000	4.75%, 03/20/2024(1)	229,882
	365,000	10 year USD CMT + 6.362%, 9.00%, 06/18/2024(2)(8)(9)	388,725
		Banco Santander S.A.
EUR	200,000	5 year EUR Swap + 4.097%, 4.75%, 03/19/2025(2)(8)(9)	204,898
	200,000	5 year EUR Swap + 4.999%, 5.25%, 09/29/2023(2)(8)(9)	224,518
	200,000	5 year EUR Swap + 6.803%, 6.75%, 04/25/2022(2)(8)(9)	245,444
	$485,000	Bank of China Hong Kong Ltd. 5.55%, 02/11/2020(8)	494,052
EUR	200,000	Bank of Ireland 5 year EUR Swap + 6.956%, 7.38%, 06/18/2020(2)(8)(9)	237,779
	$420,000	Bank of Nova Scotia 3 mo. USD LIBOR + 0.620%, 3.22%, 12/05/2019(2)	421,389
	200,000	Barclays plc 5 year USD Swap + 6.772%, 7.88%, 03/15/2022(2)(8)(9)	210,750
	520,000	BBVA Bancomer S.A. 12 mo. USD CMT + 2.650%, 5.13%, 01/18/2033(1)(2)	492,700
		BNP Paribas S.A.
	1,135,000	5 year USD Swap + 2.838%, 5.13%, 11/15/2027(1)(2)(9)(10)	1,020,081
	755,000	5 year USD Swap + 6.314%, 7.63%, 03/30/2021(1)(2)(9)	795,581
EUR	600,000	Caixa Geral de Depositos S.A. 5 year EUR Swap + 10.925%, 10.75%, 03/30/2022(2)(8)(9)	781,975
		CaixaBank S.A.
	500,000	5 year EUR Swap + 3.350%, 3.50%, 02/15/2027(2)(8)	592,948
	200,000	5 year EUR Swap + 4.504%, 5.25%, 03/23/2026(2)(8)(9)	205,533
	800,000	5 year EUR Swap + 6.498%, 6.75%, 06/13/2024(2)(8)(9)	960,413
	$275,000	Capital One Financial Corp. 3 mo. USD LIBOR + 0.760%, 3.46%, 05/12/2020(2)	276,370

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 23.2% - (continued)
		Commercial Banks - 10.7% - (continued)
	$350,000	Citibank NA 3 mo. USD LIBOR + 0.320%, 2.90%, 05/01/2020(2)	$350,610
	590,000	Citigroup, Inc. 3 mo. USD LIBOR + 0.790%, 3.37%, 01/10/2020(2)	592,479
		Credit Agricole S.A.
GBP	325,000	5 year GBP Swap + 4.535%, 7.50%, 06/23/2026(2)(8)(9)	475,530
	$225,000	5 year USD Swap + 4.898%, 7.88%, 01/23/2024(1)(2)(9)	244,381
	1,575,000	5 year USD Swap + 6.185%, 8.13%, 12/23/2025(1)(2)(9)	1,793,311
		Credit Suisse Group AG
	2,765,000	5 year USD Swap + 3.455%, 6.25%, 12/18/2024(1)(2)(9)	2,821,528
	350,000	5 year USD Swap + 3.455%, 6.25%, 12/18/2024(2)(8)(9)	357,155
	340,000	5 year USD Swap + 4.600%, 7.50%, 07/17/2023(1)(2)(9)	358,265
		Danske Bank A/S
	1,065,000	5.00%, 01/12/2022(1)	1,095,165
	1,665,000	5.38%, 01/12/2024(1)	1,743,675
EUR	690,000	5 year EUR Swap + 5.471%, 5.88%, 04/06/2022(2)(8)(9)	799,056
	$470,000	12 mo. USD CMT + 4.13%, 7.00%, 06/26/2025(2)(8)(9)	452,781
	310,000	Deutsche Bank AG 2.85%, 05/10/2019	309,998
EUR	400,000	Deutsche Pfandbriefbank AG 5 year EUR Swap + 2.750%, 2.88%, 06/28/2027(2)(8)	447,472
	$600,000	DNB Bank ASA 5 year USD Swap + 5.080%, 6.50%, 03/26/2022(2)(8)(9)	621,750
EUR	600,000	Erste Group Bank AG 5 year EUR Swap + 6.204%, 6.50%, 04/15/2024(2)(8)(9)	755,432
	$500,000	Goldman Sachs Group, Inc. 3 mo. USD LIBOR + 1.373%, 4.02%, 10/31/2038(2)	485,169
	200,000	Grupo Aval Ltd. 4.75%, 09/26/2022(8)	203,500
CAD	50,000	HSBC Bank Canada 2.49%, 05/13/2019	37,333
		HSBC Holdings plc
	$1,175,000	5 year USD ICE Swap + 3.746%, 6.00%, 05/22/2027(2)(9)	1,177,209
	650,000	5 year USD ICE Swap + 3.453%, 6.25%, 03/23/2023(2)(9)	664,625
	200,000	5 year USD ICE Swap + 4.368%, 6.38%, 03/30/2025(2)(9)	208,500
EUR	200,000	Ibercaja Banco S.A. 5 year EUR Swap + 6.809%, 7.00%, 04/06/2023(2)(8)(9)	224,600
	400,000	IKB Deutsche Industriebank AG 5 year EUR Swap + 3.617%, 4.00%, 01/31/2028(2)(8)	438,460
	$200,000	Industrial & Commercial Bank of China Ltd. 4.88%, 09/21/2025(8)	211,385
IDR	1,800,000,000	International Finance Corp. 8.00%, 10/09/2023	127,690
		Intesa Sanpaolo S.p.A.
	$1,275,000	5 year USD Swap + 5.462%, 7.70%, 09/17/2025(1)(2)(9)(10)	1,248,709
EUR	1,125,000	5 year EUR Swap + 7.192%, 7.75%, 01/11/2027(2)(8)(9)	1,418,592
	$500,000	Itau Unibanco Holding S.A. 12 mo. USD CMT + 3.981%, 6.13%, 12/12/2022(1)(2)(9)	494,500
	840,000	Morgan Stanley 3 mo. USD LIBOR + 1.140%, 3.72%, 01/27/2020(2)	845,588
	615,000	Nederlandse Waterschapsbank N.V. 3 mo. USD LIBOR + 3.00%, 2.68%, 02/24/2020(2)(8)	615,068
		Novo Banco S.A.
EUR	365,000	3.50%, 01/23/2043	350,345
	570,000	3.50%, 02/19/2043(8)	545,223

The accompanying notes are an integral part of these financial statements.

100

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 23.2% - (continued)
		Commercial Banks - 10.7% - (continued)
EUR	775,000	3.50%, 03/18/2043(8)	$741,189
	300,000	5 year EUR Swap + 8.233%, 8.50%, 07/06/2028(2)(8)	346,921
		Raiffeisen Bank International AG
	500,000	6.00%, 10/16/2023(8)	664,548
	600,000	12 year EUR Swap + 5.954%, 6.13%, 12/15/2022(2)(8)(9)	692,308
	$200,000	Royal Bank of Scotland Group plc 5 year USD Swap + 5.720%, 8.00%, 08/10/2025(2)(9)	217,750
GBP	200,000	Santander UK Group Holdings plc 5 year GBP Swap + 5.543%, 7.38%, 06/24/2022(2)(8)(9)	276,963
	$200,000	Skandinaviska Enskilda Banken AB 5 year USD Swap + 3.493%, 5.63%, 05/13/2022(2)(8)(9)	194,536
		Societe Generale S.A.
	500,000	5 year USD Swap + 3.929%, 6.75%, 04/06/2028(1)(2)(9)	485,000
	1,125,000	5 year USD Swap + 6.238%, 7.38%, 09/13/2021(1)(2)(9)	1,170,000
	200,000	5 year USD Swap + 4.979%, 7.88%, 12/18/2023(1)(2)(9)	211,000
	1,200,000	Standard Chartered plc 5 year USD Swap + 6.301%, 7.50%, 04/02/2022(2)(8)(9)	1,265,624
	1,215,000	State Bank of India 4.38%, 01/24/2024(1)	1,245,637
	570,000	Turkiye Vakiflar Bankasi TAO 5.75%, 01/30/2023(1)	504,262
		UBS Group Funding Switzerland AG
	725,000	5 year USD ICE Swap + 5.497%, 6.88%, 03/22/2021(2)(8)(9)	748,461
	800,000	5 year USD Swap + 4.866%, 7.00%, 02/19/2025(2)(8)(9)	859,000
	525,000	5 year USD Swap + 5.464%, 7.13%, 02/19/2020(2)(8)(9)	535,500
		UniCredit S.p.A.
EUR	825,000	5 year EUR Swap + 4.925%, 5.38%, 06/03/2025(2)(8)(9)	820,065
	$720,000	5 year USD ICE Swap + 3.703%, 5.86%, 06/19/2032(2)(8)	671,585
	2,970,000	6.57%, 01/14/2022(1)	3,129,812
EUR	975,000	5 year EUR Swap + 6.387%, 6.63%, 06/03/2023(2)(8)(9)	1,087,940
	$475,000	5 year USD Swap + 5.180%, 8.00%, 06/03/2024(2)(8)(9)	457,187
	425,000	Westpac Banking Corp. 3 mo. USD LIBOR + 0.280%, 2.96%, 05/15/2020(2)	425,878
		Zenith Bank plc
	495,000	7.38%, 05/30/2022(1)	517,275
	400,000	7.38%, 05/30/2022(8)	418,000

			54,117,534

		Commercial Services - 0.8%
	2,203,000	Acwa Power Management And Investments One Ltd. 5.95%, 12/15/2039(1)	2,274,598
	1,520,000	Atento Luxco 1 S.A. 6.13%, 08/10/2022(1)	1,532,160
IDR	4,400,000,000	Jasa Marga Persero Tbk PT 7.50%, 12/11/2020(1)	299,590

			4,106,348

		Diversified Financial Services - 0.9%
AUD	185,000	GE Capital Australia Funding Pty Ltd. 5.00%, 09/26/2019(8)	131,280
CAD	420,000	GE Capital Canada Funding Co. 5.68%, 09/10/2019	317,284
GBP	376,000	GE Capital UK Funding UnLtd. Co. 4.38%, 07/31/2019(8)	493,633
	$240,000	Minejesa Capital B.V. 5.63%, 08/10/2037	237,480

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 23.2% - (continued)
		Diversified Financial Services - 0.9% - (continued)
	$1,275,000	Mongolian Mortgage Corp. Hfc LLC 9.75%, 01/29/2022(1)	$1,294,125
	1,400,000	Turkiye Sinai Kalkinma Bankasi AS 5.50%, 01/16/2023(8)	1,206,800
	200,000	Unifin Financiera S.A.B. de C.V. 7.00%, 01/15/2025(8)	190,340
CAD	1,150,000	Wells Fargo Canada Corp. 2.94%, 07/25/2019	860,564

			4,731,506

		Electric - 0.8%
	$200,000	Abu Dhabi National Energy Co. PJSC 4.88%, 04/23/2030(1)	213,250
	310,000	Emera U.S. Finance L.P. 4.75%, 06/15/2046	316,717
	1,200,000	Eskom Holdings SOC Ltd. 5.75%, 01/26/2021(8)	1,189,200
	705,000	Georgia Power Co. 4.75%, 09/01/2040	727,430
	400,000	Israel Electric Corp. Ltd. 4.25%, 08/14/2028(1)(8)	403,808
	250,000	State Grid Overseas Investment Ltd. 4.25%, 05/02/2028(1)	263,499
	1,035,000	Termocandelaria Power Ltd. 7.88%, 01/30/2029(1)	1,094,512

			4,208,416

		Engineering & Construction - 1.2%
	200,000	Aeropuerto Internacional de Tocumen S.A. 6.00%, 11/18/2048(8)	225,000
	785,000	Aeropuertos Dominicanos Siglo XXI S.A. 6.75%, 03/30/2029(8)	822,288
CAD	730,000	Heathrow Funding Ltd. 4.00%, 07/03/2019(1)(8)	546,467
	$3,735,000	International Airport Finance S.A. 12.00%, 03/15/2033(1)	4,009,522
	200,000	Mexico City Airport Trust 4.25%, 10/31/2026(8)	194,750
	265,000	SBA Tower Trust 3.17%, 04/09/2047(1)	265,083

			6,063,110

		Food - 0.3%
	500,000	Conagra Brands, Inc. 3 mo. USD LIBOR + 0.750%, 3.34%, 10/22/2020(2)	500,162
	200,000	Minerva Luxembourg S.A. 6.50%, 09/20/2026(8)	197,650
	840,000	Tyson Foods, Inc. 5.10%, 09/28/2048	874,536

			1,572,348

		Forest Products & Paper - 0.1%
	200,000	Celulosa Arauco y Constitucion S.A. 4.25%, 04/30/2029(1)	199,250
	200,000	Suzano Austria GmbH 7.00%, 03/16/2047(1)	222,102

			421,352

		Healthcare - Services - 0.2%
	430,000	Cigna Corp. 3 mo. USD LIBOR + 0.350%, 2.97%, 03/17/2020(1)(2)	430,122
	400,000	Rede D’or Finance S.a.r.l. 4.95%, 01/17/2028(1)	376,000

			806,122

		Insurance - 0.5%
EUR	525,000	Assicurazioni Generali S.p.A. 3 mo. EURIBOR + 5.350%, 5.50%, 10/27/2047(2)(8)	662,487
	425,000	AXA S.A. 3 mo. EURIBOR + 3.750%, 3.38%, 07/06/2047(2)(8)	517,756
	700,000	Intesa Sanpaolo Vita S.p.A. 6 Mo. EUR LIBOR + 4.817%, 4.75%, 12/17/2024(2)(8)(9)	809,889
	$760,000	VIVAT N.V. 5 year USD Swap + 4.174%, 6.25%, 11/16/2022(2)(8)(9)	753,564

			2,743,696

The accompanying notes are an integral part of these financial statements.

101

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 23.2% - (continued)
		Iron/Steel - 0.6%
	$1,120,000	CSN Islands XI Corp. 6.88%, 09/21/2019(8)	$1,135,400
		CSN Resources S.A.
	350,000	7.63%, 02/13/2023(1)	356,562
	1,321,000	7.63%, 04/17/2026(1)	1,321,694

			2,813,656

		IT Services - 0.1%
	330,000	IBM Credit LLC 3 mo. USD LIBOR + 0.47%, 3.10%, 11/30/2020(2)	332,109

		Machinery - Diversified - 0.0%
	100,000	John Deere Capital Corp. 3 mo. USD LIBOR + 0.180%, 2.77%, 01/07/2020(2)	100,098

		Media - 0.1%
	600,000	Comcast Corp. 4.05%, 11/01/2052	582,393

		Mining - 0.2%
	1,255,000	Metinvest B.V. 7.75%, 04/23/2023(1)	1,228,703

		Multi-National - 0.0%
INR	9,490,000	International Finance Corp. 7.10%, 03/21/2031	133,985

		Oil & Gas - 2.4%
		Canadian Natural Resources Ltd.
CAD	970,000	2.60%, 12/03/2019	725,303
	1,000,000	3.05%, 06/19/2019	747,384
	$375,000	Frontera Energy Corp. 9.70%, 06/25/2023(1)(10)	399,375
		Hunt Oil Co. of Peru LLC Sucursal Del Peru
	440,000	6.38%, 06/01/2028(8)	480,700
	570,000	6.38%, 06/01/2028(1)	622,725
	375,000	Indika Energy Capital II Pte 6.88%, 04/10/2022	385,694
		Nostrum Oil & Gas Finance B.V.
	605,000	7.00%, 02/16/2025(1)	406,258
	500,000	8.00%, 07/25/2022(1)	356,775
		Petrobras Global Finance B.V.
	955,000	5.75%, 02/01/2029	957,387
	340,000	6.00%, 01/27/2028	348,075
		Petroleos de Venezuela S.A.
	290,000	6.00%, 05/16/2024	62,350
	125,000	9.00%, 11/17/2021	32,429
		Petroleos Mexicanos
	110,000	4.50%, 01/23/2026	102,916
	165,000	5.35%, 02/12/2028	154,935
	43,000	6.35%, 02/12/2048	38,055
	1,145,000	6.50%, 03/13/2027	1,159,770
	515,000	6.50%, 01/23/2029	514,099
	300,000	8.00%, 05/03/2019	299,925
	310,000	Saudi Arabian Oil Co.2.75%, 04/16/2022(1)	307,957
	605,000	Sinopec Group Overseas Development Ltd.1.75%, 09/29/2019(8)	602,156
	350,000	State Oil Co. of the Azerbaijan Republic6.95%, 03/18/2030(8)	396,053
		Tullow Oil plc
	405,000	6.25%, 04/15/2022(8)	408,037
	1,295,000	7.00%, 03/01/2025(1)	1,320,252
		YPF S.A.
	470,000	7.00%, 12/15/2047(1)	363,663
	467,000	8.50%, 07/28/2025(8)	427,305
ARS	27,918,777	16.50%, 05/09/2022(1)	402,935

			12,022,513

		Oil & Gas Services - 0.1%
	$705,000	Alpha Star Holding Ltd. 6.25%, 04/20/2022(8)	671,301

		Packaging & Containers - 0.1%
	500,000	Klabin Austria GmbH 7.00%, 04/03/2049(1)	501,250

		Pharmaceuticals - 0.2%
	980,000	Mylan N.V. 5.25%, 06/15/2046	890,354

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 23.2% - (continued)
		Pipelines - 0.1%
	$400,000	Peru LNG Srl 5.38%, 03/22/2030(1)	$423,200
	200,000	Transportadora de Gas Internacional S.A. ESP 5.55%, 11/01/2028(1)	218,250

			641,450

		Real Estate - 0.2%
	200,000	China Evergrande Group 8.25%, 03/23/2022(8)	191,736
	815,000	KWG Property Holding Ltd. 6.00%, 09/15/2022(8)	800,977
	200,000	Shimao Property Holdings Ltd. 4.75%, 07/03/2022(8)	200,060

			1,192,773

		Retail - 0.2%
	945,000	Eurotorg LLC Via Bonitron DAC 8.75%, 10/30/2022(1)	980,438

		Telecommunications - 1.0%
		AT&T, Inc.
	420,000	3 mo. USD LIBOR + 0.650%, 3.25%, 01/15/2020(2)	421,447
	680,000	4.75%, 05/15/2046	675,164
	360,000	IHS Netherlands Holdco B.V. 9.50%, 10/27/2021(8)	372,658
	200,000	Millicom International Cellular S.A. 5.13%, 01/15/2028(1)	196,000
	1,390,000	Telefonica Celular del Paraguay 5.88%, 04/15/2027(1)	1,431,700
	536,000	Verizon Communications, Inc. 3 mo. USD LIBOR + 0.550%, 3.21%, 05/22/2020(2)	538,080
	1,235,000	Vodafone Group plc 5 year USD Swap + 4.873%, 7.00%, 04/04/2079(2)	1,296,921

			4,931,970

		Transportation - 0.1%
		Rumo Luxembourg S.a.r.l.
	200,000	5.88%, 01/18/2025(8)	202,502
	365,000	7.38%, 02/09/2024(8)	390,076

			592,578

		Total Corporate Bonds (cost $119,151,600)	$117,687,605

FOREIGN GOVERNMENT OBLIGATIONS - 28.1%
		Angola - 0.1%
		Angolan Government International Bond
	$400,000	8.25%, 05/09/2028(8)	$418,213
	200,000	8.25%, 05/09/2028(1)	209,107

			627,320

		Argentina - 2.5%
		Argentine Republic Government International Bond
CHF	1,480,000	3.38%, 10/12/2020(8)	1,256,391
EUR	100,000	3.38%, 01/15/2023	80,849
	1,480,000	3.38%, 12/31/2038(4)	859,001
	$1,070,000	3.75%, 12/31/2038(4)	558,016
EUR	820,000	5.25%, 01/15/2028	605,417
	$535,000	5.88%, 01/11/2028	369,953
	515,000	6.88%, 04/22/2021	432,090
	2,605,000	6.88%, 01/26/2027	1,867,785
	1,325,000	6.88%, 01/11/2048	877,812
	635,000	7.50%, 04/22/2026	476,250
	134,000	Autonomous City of Buenos Aires Argentina 8.95%, 02/19/2021(8)	128,138
	4,700,000	Bonos De La Nacion Argentina En Moneda Dua 4.50%, 02/13/2020	4,206,500

The accompanying notes are an integral part of these financial statements.

102

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 28.1% - (continued)
		Argentina - 2.5% - (continued)
		Provincia de Buenos Aires
EUR	112,500	4.00%, 05/01/2020(4)(8)	$122,402
	$475,000	9.13%, 03/16/2024(8)	358,031
	66,667	10.88%, 01/26/2021(8)	59,500
		Provincia de Cordoba
	300,000	7.13%, 08/01/2027	203,250
	150,000	7.45%, 09/01/2024(8)	107,250

			12,568,635

		Australia - 0.1%
		Australia Government Bond
AUD	160,000	2.75%, 11/21/2027(8)	121,945
	125,000	4.75%, 04/21/2027(8)	108,286
	400,000	5.50%, 04/21/2023(8)	327,632

			557,863

		Austria - 0.2%
		Republic of Austria Government Bond
EUR	64,000	0.50%, 02/20/2029(1)(8)	73,117
	230,000	0.75%, 10/20/2026(1)(8)	271,831
	420,000	1.65%, 10/21/2024(1)(8)	519,594

			864,542

		Azerbaijan - 0.4%
		Republic of Azerbaijan International Bond
	$940,000	3.50%, 09/01/2032(8)	840,084
	285,000	4.75%, 03/18/2024(8)	294,328
	830,000	Southern Gas Corridor CJSC 6.88%, 03/24/2026(8)	936,059

			2,070,471

		Belgium - 0.3%
		Kingdom of Belgium Government Bond
EUR	155,000	0.20%, 10/22/2023(1)(8)	177,653
	125,000	0.80%, 06/22/2027(1)(8)	146,837
	235,000	0.80%, 06/22/2028(1)(8)	274,560
	505,000	2.60%, 06/22/2024(1)(8)	648,329

			1,247,379

		Bermuda - 0.0%
	$200,000	Bermuda Government International Bond 4.75%, 02/15/2029(1)	213,740

		Brazil - 0.8%
BRL	3,126,000	Brazil Letras do Tesouro Nacional 7.96%, 01/01/2020(11)	763,783
		Brazil Notas do Tesouro Nacional
	1,164,000	10.00%, 01/01/2021	309,070
	1,078,000	10.00%, 01/01/2023	289,786
	2,218,000	10.00%, 01/01/2027	598,365
	1,301,000	10.00%, 01/01/2029	352,385
		Brazilian Government International Bond
	$775,000	4.63%, 01/13/2028	777,713
	845,000	5.00%, 01/27/2045	770,640

			3,861,742

		Bulgaria - 0.0%
EUR	175,000	Bulgaria Government International Bond 3.13%, 03/26/2035(8)	227,646

		Canada - 0.2%
		Canadian Government Bond
CAD	165,000	0.75%, 03/01/2021	121,348
	475,000	1.00%, 09/01/2022	348,139
	215,000	2.25%, 06/01/2025	166,499
	710,000	Ontario Hydro Corp. Coupon Strip 0.00%, 10/15/2019(11)	525,205

			1,161,191

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 28.1% - (continued)
		Colombia - 0.4%
		Colombia Government International Bond
	$735,000	5.00%, 06/15/2045	$769,185
	100,000	7.38%, 09/18/2037	130,250
		Colombian TES
COP	995,700,000	7.50%, 08/26/2026	328,080
	2,743,100,000	10.00%, 07/24/2024	1,000,284

			2,227,799

		Croatia - 0.5%
		Croatia Government International Bond
EUR	240,000	2.75%, 01/27/2030(8)	295,185
	580,000	3.00%, 03/11/2025(8)	724,897
	290,000	3.00%, 03/20/2027(8)	365,402
	$215,000	5.50%, 04/04/2023(8)	232,746
	660,000	6.00%, 01/26/2024(8)	738,690

			2,356,920

		Denmark - 0.0%
		Denmark Government Bond
DKK	335,000	0.50%, 11/15/2027	52,860
	1,005,000	1.75%, 11/15/2025	171,045

			223,905

		Dominican Republic - 0.0%
	$185,000	Dominican Republic International Bond 5.50%, 01/27/2025(8)	191,012

		Egypt - 0.5%
		Egypt Government International Bond
	480,000	5.58%, 02/21/2023(1)	475,200
EUR	100,000	6.38%, 04/11/2031(1)	110,421
	$500,000	6.59%, 02/21/2028(1)	482,640
	800,000	7.60%, 03/01/2029(1)	806,160
	695,000	8.50%, 01/31/2047(8)	706,419

			2,580,840

		Finland - 0.1%
		Finland Government Bond
EUR	100,000	0.50%, 04/15/2026(1)(8)	116,339
	225,000	1.50%, 04/15/2023(1)(8)	271,277
	40,000	2.75%, 07/04/2028(1)(8)	55,325

			442,941

		France - 0.8%
	$250,000	Dexia Credit Local S.A. 3 mo. USD LIBOR +0.32%, 2.94%, 09/04/2020(2)(8)	250,695
		France Government Bond OAT
EUR	630,000	0.00%, 05/25/2020(8)	710,660
	760,000	0.00%, 05/25/2022(8)	864,522
	325,000	0.00%, 03/25/2023(8)	369,803
	590,000	3.00%, 04/25/2022(8)	730,764
		French Republic Government Bond OAT
	369,000	0.00%, 02/25/2022(8)	418,551
	675,000	0.00%, 03/25/2024(8)	766,151

			4,111,146

		Gabon - 0.0%
	$200,000	Gabon Government International Bond 6.95%, 06/16/2025(8)	194,760

		Germany - 0.0%
EUR	166,000	Bundesrepublik Deutschland Bundesanleihe 0.50%, 02/15/2028(8)	195,979

		Ghana - 0.2%
		Ghana Government International Bond
	$200,000	7.88%, 03/26/2027(1)	203,000
	210,000	8.13%, 03/26/2032(1)	208,110
	775,000	8.63%, 06/16/2049(1)	744,325

			1,155,435

The accompanying notes are an integral part of these financial statements.

103

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 28.1% - (continued)
		Greece - 0.2%
		Hellenic Republic Government Bond
EUR	230,000	3.45%, 04/02/2024(1)(8)	$271,946
	535,000	3.50%, 01/30/2023(8)	633,616
	175,000	4.38%, 08/01/2022(1)(8)	212,724

			1,118,286

		Honduras - 0.0%
	$150,000	Honduras Government International Bond 6.25%, 01/19/2027(1)	157,500

		Hungary - 0.6%
		Hungary Government International Bond
	1,666,000	5.38%, 02/21/2023	1,799,720
	236,000	5.75%, 11/22/2023	261,646
	990,000	6.38%, 03/29/2021	1,052,885

			3,114,251

		India - 0.0%
INR	10,000,000	India Government Bond 8.15%, 11/24/2026	149,126

		Indonesia - 0.9%
		Indonesia Government International Bond
	$200,000	3.85%, 07/18/2027(8)	201,200
	220,000	4.63%, 04/15/2043(8)	222,817
	1,085,000	4.75%, 01/08/2026(8)	1,155,502
	955,000	5.13%, 01/15/2045(8)	1,024,722
	1,080,000	6.63%, 02/17/2037(8)	1,342,419
	510,000	7.75%, 01/17/2038(8)	705,284

			4,651,944

		Ireland - 0.1%
		Ireland Government Bond
EUR	40,000	0.90%, 05/15/2028(8)	46,811
	205,000	3.40%, 03/18/2024(8)	269,867
	85,000	5.40%, 03/13/2025	125,415

			442,093

		Italy - 1.2%
	55,000	Buoni Ordinari del Tesoro Bills 0.00%, 07/12/2019(8)(11)	61,708
		Italy Buoni Poliennali Del Tesoro
	190,000	0.05%, 04/15/2021	211,229
	205,000	0.95%, 03/01/2023	227,173
	240,000	0.95%, 03/15/2023	266,026
	820,000	1.20%, 04/01/2022	925,819
	435,000	1.50%, 08/01/2019	489,862
	215,000	1.85%, 05/15/2024	243,942
	1,060,000	2.50%, 05/01/2019	1,188,897
	300,000	3.75%, 09/01/2024	370,907
	1,050,000	4.25%, 09/01/2019(8)	1,194,394
	815,000	4.75%, 09/01/2021	998,407

			6,178,364

		Ivory Coast - 0.3%
		Ivory Coast Government International Bond
	105,000	5.25%, 03/22/2030(8)	111,921
	110,000	6.63%, 03/22/2048(1)	116,129
	1,070,000	6.63%, 03/22/2048(8)	1,129,618

			1,357,668

		Japan - 4.5%
	$500,000	Japan Bank for International Cooperation 3 mo. USD LIBOR + 0.480%, 3.11%, 06/01/2020(2)	502,101
JPY	49,650,000	Japan Government Five Year Bond 0.10%, 06/20/2020	447,022
		Japan Government Ten Year Bond
	27,450,000	0.60%, 06/20/2024	256,211
	72,900,000	1.10%, 03/20/2021	669,931

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 28.1% - (continued)
		Japan - 4.5% - (continued)
		Japan Government Two Year Bond
JPY	45,200,000	0.10%, 11/01/2020	$407,338
	37,000,000	0.10%, 03/01/2021	333,689
		Japan Treasury Discount Bill
	437,500,000	0.00%, 05/09/2019(11)	3,927,544
	484,750,000	0.00%, 05/13/2019(11)	4,351,784
	479,250,000	0.00%, 05/20/2019(11)	4,302,550
	250,000,000	0.00%, 05/27/2019(11)	2,244,508
	295,900,000	0.00%, 06/03/2019(11)	2,656,698
	271,700,000	0.00%, 07/29/2019(11)	2,440,068

			22,539,444

		Jordan - 0.0%
	$200,000	Jordan Government International Bond 7.38%, 10/10/2047(8)	194,387

		Macedonia - 0.1%
EUR	305,000	Former Yugoslav Republic of Macedonia 3.98%, 07/24/2021(8)	363,151

		Malaysia - 0.4%
		Malaysia Government Bond
MYR	425,000	3.42%, 08/15/2022	102,384
	245,000	3.73%, 06/15/2028	58,592
	1,266,000	3.80%, 09/30/2022	308,424
	440,000	3.96%, 09/15/2025	107,343
	4,725,000	4.05%, 09/30/2021	1,159,124
	575,000	5.73%, 07/30/2019	139,892

			1,875,759

		Mexico - 0.9%
		Mexican Bonos
MXN	3,969,600	6.50%, 06/09/2022	200,930
	2,227,400	7.50%, 06/03/2027	113,296
	6,121,800	7.75%, 05/29/2031	310,499
	1,749,000	8.00%, 06/11/2020	92,237
	2,011,400	10.00%, 12/05/2024	115,908
		Mexico Government International Bond
	$200,000	4.50%, 04/22/2029	206,400
	555,000	4.60%, 01/23/2046	534,465
	1,378,000	4.75%, 03/08/2044	1,355,607
	185,000	5.55%, 01/21/2045	202,806
	1,440,000	6.05%, 01/11/2040	1,650,600

			4,782,748

		Morocco - 0.1%
		Morocco Government International Bond
EUR	180,000	3.50%, 06/19/2024(8)	225,452
	$200,000	5.50%, 12/11/2042(8)	213,916

			439,368

		Netherlands - 0.3%
		Netherlands Government Bond
EUR	383,000	0.00%, 01/15/2022(1)(8)	435,675
	70,000	0.00%, 01/15/2024(1)(8)	79,755
	230,000	0.75%, 07/15/2027(1)(8)	273,959
	109,000	0.75%, 07/15/2028(1)(8)	129,651
	340,000	2.00%, 07/15/2024(1)(8)	427,484

			1,346,524

		Norway - 0.1%
		Norway Government Bond
NOK	730,000	1.75%, 02/17/2027(1)(8)	85,216
	295,000	2.00%, 05/24/2023(1)(8)	34,936
	1,305,000	3.75%, 05/25/2021(1)(8)	158,561

			278,713

The accompanying notes are an integral part of these financial statements.

104

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 28.1% - (continued)
		Oman - 0.2%
		Oman Government International Bond
	$620,000	6.50%, 03/08/2047(8)	$553,350
	615,000	6.75%, 01/17/2048(1)	557,301

			1,110,651

		Panama - 0.1%
	295,000	Panama Notas del Tesoro 3.75%, 04/17/2026(1)	295,622

		Papua N.Guinea - 0.0%
	200,000	Papua New Guinea Government International Bond 8.38%, 10/04/2028(8)	214,500

		Paraguay - 0.1%
		Paraguay Government International Bond
	200,000	5.60%, 03/13/2048(1)	213,750
	400,000	6.10%, 08/11/2044(8)	451,000

			664,750

		Philippines - 0.1%
	175,000	Philippine Government International Bond 10.63%, 03/16/2025	247,981

		Poland - 0.4%
		Republic of Poland Government Bond
PLN	1,658,000	2.00%, 04/25/2021	436,427
	185,000	2.50%, 07/25/2026	47,900
	385,000	2.50%, 07/25/2027	98,178
	1,185,000	3.25%, 07/25/2025	321,875
	3,135,000	4.00%, 10/25/2023	881,437
	480,000	5.25%, 10/25/2020	132,194

			1,918,011

		Qatar - 0.7%
		Qatar Government International Bond
	$960,000	2.38%, 06/02/2021(8)	948,666
	405,000	4.00%, 03/14/2029(1)	421,644
	455,000	4.50%, 04/23/2028(8)	491,400
	400,000	4.82%, 03/14/2049(1)	429,500
	400,000	5.10%, 04/23/2048(1)	446,500
	550,000	Qatari Diar Finance Co. 5.00%, 07/21/2020(8)	562,298

			3,300,008

		Romania - 0.6%
		Romanian Government International Bond
EUR	175,000	2.00%, 12/08/2026(1)	199,033
	115,000	2.50%, 02/08/2030(1)	127,049
	165,000	2.50%, 02/08/2030(8)	182,288
	120,000	2.88%, 03/11/2029(8)	139,007
	55,000	3.38%, 02/08/2038(1)	60,312
	340,000	3.88%, 10/29/2035(8)	398,028
	577,000	4.63%, 04/03/2049(1)	700,554
	$1,162,000	6.13%, 01/22/2044(8)	1,344,318

			3,150,589

		Russia - 1.7%
		Russian Federal Bond - OFZ
RUB	12,670,000	6.90%, 05/23/2029	181,515
	55,750,000	7.00%, 08/16/2023	840,998
	29,007,000	7.10%, 10/16/2024	435,588
		Russian Foreign Bond - Eurobond
EUR	100,000	2.88%, 12/04/2025(1)	118,609
	$400,000	4.25%, 06/23/2027(1)	402,340
	1,000,000	4.38%, 03/21/2029(8)	1,005,300
	600,000	4.38%, 03/21/2029(1)	603,180
	1,800,000	4.75%, 05/27/2026(8)	1,869,707
	600,000	4.88%, 09/16/2023(8)	633,000
	400,000	5.00%, 04/29/2020(8)	407,627

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 28.1% - (continued)
		Russia - 1.7% - (continued)
	$200,000	5.10%, 03/28/2035(1)	$206,998
	200,000	5.25%, 06/23/2047(1)	207,250
	1,800,000	5.25%, 06/23/2047(8)	1,865,250

			8,777,362

		Saudi Arabia - 0.2%
		Saudi Government International Bond
	515,000	4.00%, 04/17/2025(8)	533,025
	290,000	4.38%, 04/16/2029(8)	304,184

			837,209

		Senegal - 0.3%
		Senegal Government International Bond
EUR	580,000	4.75%, 03/13/2028(1)	642,511
	$200,000	6.25%, 05/23/2033(1)	192,541
	520,000	6.25%, 05/23/2033(8)	500,606

			1,335,658

		Singapore - 0.1%
		Singapore Government Bond
SGD	150,000	2.25%, 06/01/2021	111,003
	75,000	2.63%, 05/01/2028	57,161
	130,000	3.00%, 09/01/2024	100,312

			268,476

		South Africa - 0.7%
		Republic of South Africa Government Bond
ZAR	20,375,000	6.25%, 03/31/2036	1,033,180
	7,675,000	8.00%, 01/31/2030	495,429
	2,965,000	8.25%, 03/31/2032	190,055
	970,000	10.50%, 12/21/2026	74,969
		Republic of South Africa Government International Bond
	$1,435,000	4.30%, 10/12/2028	1,338,123
	200,000	6.30%, 06/22/2048	200,269

			3,332,025

		South Korea - 0.3%
		Export-Import Bank of Korea
	425,000	3 mo. USD LIBOR + 0.460%, 3.05%, 10/21/2019(2)	425,106
	500,000	3 mo. USD LIBOR + 0.700%, 3.35%, 05/26/2019(2)	500,160
	400,000	Korea Development Bank 3 mo. USD LIBOR + 0.450%, 3.09%, 02/27/2020(2)	400,538

			1,325,804

		Spain - 0.9%
		Spain Government Bond
EUR	170,000	0.05%, 01/31/2021	191,755
	205,000	0.35%, 07/30/2023	233,589
	445,000	1.30%, 10/31/2026(1)(8)	524,930
	283,000	1.45%, 10/31/2027(1)(8)	335,307
	260,000	1.45%, 04/30/2029(1)(8)	303,836
	223,000	1.50%, 04/30/2027(1)(8)	265,409
	155,000	1.95%, 04/30/2026(1)(8)	191,061
	840,000	2.75%, 10/31/2024(1)(8)	1,073,672
	200,000	5.40%, 01/31/2023(1)(8)	270,831
	520,000	5.50%, 04/30/2021(1)(8)	650,512
		Spain Letras del Tesoro
EUR	485,000	0.00%, 08/16/2019(11)	544,595
	150,000	0.00%, 10/11/2019(11)	168,531

			4,754,028

		Sri Lanka - 0.1%
		Sri Lanka Government International Bond
	$415,000	6.20%, 05/11/2027(8)	391,970
	200,000	7.85%, 03/14/2029(1)	205,660

			597,630

The accompanying notes are an integral part of these financial statements.

105

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 28.1% - (continued)
		Supranational - 0.8%
IDR	21,407,000,000	European Bank for Reconstruction & Development 6.45%, 12/13/2022	$1,442,156
	300,000,000	International Bank for Reconstruction & Development 7.45%, 08/20/2021	20,665
		International Finance Corp.
MXN	22,900,000	0.00%, 02/22/2038(11)	264,300
	23,210,000	7.75%, 01/18/2030	1,147,109
INR	79,560,000	7.80%, 06/03/2019	1,140,432

			4,014,662

		Sweden - 0.1%
		Sweden Government Bond
SEK	960,000	1.00%, 11/12/2026(8)	108,410
	1,215,000	1.50%, 11/13/2023(1)(8)	138,460

			246,870

		Thailand - 0.3%
		Thailand Government Bond
THB	8,590,000	3.63%, 06/16/2023	285,696
	35,828,000	3.85%, 12/12/2025	1,228,647

			1,514,343

		Tunisia - 0.4%
		Banque Centrale de Tunisie International Bond
	$285,000	5.75%, 01/30/2025(8)	260,040
EUR	1,465,000	6.75%, 10/31/2023(1)	1,648,074

			1,908,114

		Turkey - 1.9%
	$910,000	Export Credit Bank of Turkey 8.25%, 01/24/2024(1)	905,758
		Turkey Government Bond
TRY	950,000	9.40%, 07/08/2020	137,129
	5,194,000	11.00%, 03/02/2022	656,037
		Turkey Government International Bond
	$970,000	3.25%, 03/23/2023	849,221
EUR	130,000	4.63%, 03/31/2025	140,617
	$1,665,000	4.88%, 04/16/2043	1,223,775
	1,191,000	5.13%, 02/17/2028	1,006,824
EUR	120,000	5.20%, 02/16/2026	131,066
	$1,160,000	5.75%, 03/22/2024	1,085,296
	1,060,000	5.75%, 05/11/2047	830,775
	695,000	6.00%, 03/25/2027	625,570
	1,060,000	6.00%, 01/14/2041	859,529
	200,000	6.88%, 03/17/2036	179,000
	720,000	7.25%, 12/23/2023	718,279
	120,000	7.38%, 02/05/2025	118,740

			9,467,616

		Ukraine - 0.5%
		Ukraine Government International Bond
	620,000	7.38%, 09/25/2032(1)	546,257
	325,000	7.38%, 09/25/2032(8)	286,344
	100,000	7.75%, 09/01/2020(8)	100,072
	570,000	7.75%, 09/01/2021(1)	564,802
	155,000	7.75%, 09/01/2025(8)	145,799
	150,000	7.75%, 09/01/2026(8)	139,620
	680,000	7.75%, 09/01/2027(8)	626,355
	320,000	8.99%, 02/01/2024(8)	318,918

			2,728,167

		United Arab Emirates - 0.2%
		Abu Dhabi Government International Bond
	680,000	2.50%, 10/11/2022(8)	673,200
	375,000	3.13%, 10/11/2027(8)	372,667

			1,045,867

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 28.1% - (continued)
		United Kingdom - 0.4%
		United Kingdom Gilt
GBP	295,000	0.50%, 07/22/2022(8)	$381,236
	660,000	1.00%, 04/22/2024(8)	864,517
	336,000	1.50%, 01/22/2021(8)	443,702
	111,000	1.63%, 10/22/2028(8)	150,441
	290,000	3.75%, 09/07/2021(8)	404,631

			2,244,527

		Venezuela - 0.2%
		Venezuela Government International Bond
	$1,224,000	7.75%, 10/13/2019	345,780
	380,000	9.00%, 05/07/2023	111,150
	800,000	9.25%, 05/07/2028	230,000
	1,355,300	12.75%, 08/23/2022	396,425

			1,083,355

		Total Foreign Government Obligations (cost $148,580,916)	$142,454,417

MUNICIPAL BONDS - 1.6%
		Education - 0.3%
		Chicago, IL, Board of Education
	$630,000	5.18%, 12/01/2021	$633,320
	335,000	6.14%, 12/01/2039	335,596
	660,000	6.32%, 11/01/2029	678,203

			1,647,119

		General - 0.7%
	665,000	Chicago, IL, Transit Auth 6.90%, 12/01/2040	869,867
		Puerto Rico Sales Tax Financing Corp. Sales Tax Rev.
	1,613,000	4.55%, 07/01/2040	1,435,570
	1,134,000	5.00%, 07/01/2058	1,001,435

			3,306,872

		General Obligation - 0.6%
		City of Chicago, IL, GO
	385,000	7.05%, 01/01/2029	428,778
	1,405,000	7.38%, 01/01/2033	1,545,936
		State of Illinois, GO
	725,000	4.95%, 06/01/2023	746,184
	70,000	5.00%, 01/01/2023	71,975
	150,000	5.56%, 02/01/2021	156,219

			2,949,092

		Total Municipal Bonds (cost $7,743,004)	$7,903,083

SENIOR FLOATING RATE INTERESTS - 27.2%(12)
		Advertising - 0.2%
	$349,362	Acosta Holdco, Inc. 1 mo. USD LIBOR + 3.250%, 5.73%, 09/26/2021	$147,605
	729,362	Entravision Communications Corp. 1 mo. USD LIBOR + 2.750%, 5.23%, 11/29/2024	695,323

			842,928

		Aerospace/Defense - 0.5%
	522,214	Circor International, Inc. 1 mo. USD LIBOR + 3.500%, 5.98%, 12/11/2024	520,909
	620,148	Fly Funding S.a.r.l. 3 mo. USD LIBOR + 2.000%, 4.70%, 02/09/2023	616,272
	1,368,616	TransDigm, Inc. 1 mo. USD LIBOR + 2.500%, 4.98%, 05/30/2025	1,361,827

			2,499,008

		Agriculture - 0.1%
	904,959	Pinnacle Operating Corp. 1 mo. USD LIBOR + 5.500%, 7.98%, 11/15/2021	719,442

The accompanying notes are an integral part of these financial statements.

106

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 27.2%(12) - (continued)
		Asset-Backed - Finance & Insurance - 0.1%
	$274,313	Evertec Group, LLC 1 mo. USD LIBOR + 3.500%, 5.98%, 11/27/2024	$274,771

		Auto Manufacturers - 0.1%
	449,313	Navistar International Corp. 1 mo. USD LIBOR + 3.500%, 5.99%, 11/06/2024	449,088

		Auto Parts & Equipment - 1.1%
	655,000	Adient U.S. LLC 1 mo. USD LIBOR + 4.250%, 0.00%, 04/25/2024(13)	654,797
		AL Alpine AT Bidco GmbH
EUR	260,000	3 mo. EURIBOR + 3.500%, 3.50%, 10/31/2025	289,899
	$205,000	3 mo. USD LIBOR +2.778%, 5.99%, 10/31/2025	202,437
	1,097,782	Altra Industrial Motion Corp. 1 mo. USD LIBOR + 2.000%, 4.48%, 10/01/2025	1,094,357
		Panther BF Aggregator LP
EUR	1,910,000	1 mo. USD LIBOR + 3.750%, 0.00%, 03/14/2026(13)	2,142,857
	$1,270,000	1 mo. USD LIBOR + 3.500%, 0.00%, 04/30/2026(13)	1,273,975

			5,658,322

		Biotechnology - 0.1%
	510,246	Sotera Health Holdings LLC 1 mo. USD LIBOR + 3.000%, 5.48%, 05/15/2022	505,782

		Chemicals - 1.0%
	701,504	Axalta Coating Systems U.S. Holdings, Inc. 3 mo. USD LIBOR + 1.750%, 4.35%, 06/01/2024	697,119
	185,239	Cabot Microelectronics Corp. 1 mo. ICE LIBOR + 2.250%, 4.75%, 11/14/2025	185,702
	529,549	Chemours Co. 1 mo. USD LIBOR + 1.750%, 4.24%, 04/03/2025	526,902
EUR	404,914	CTC AcquiCo GmbH 3 mo. EURIBOR + 2.750%, 2.75%, 03/07/2025	447,031
	$174,120	DuBois Chemicals, Inc. 1 mo. USD LIBOR + 3.250%, 5.73%, 03/15/2024	173,684
		LTI Holdings, Inc.
	288,550	1 mo. USD LIBOR + 3.500%, 5.98%, 09/06/2025	284,311
	100,000	1 mo. USD LIBOR + 6.750%, 9.23%, 09/06/2026	94,875
	240,423	Minerals Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 4.74%, 02/14/2024	239,923
	375,000	Momentive Performance Materials Inc. 0.00%, 04/16/2024(13)	375,469
		Starfruit Finco B.V.
EUR	100,000	3 mo. EURIBOR + 3.750%, 3.75%, 10/01/2025	112,352
	$995,000	1 mo. USD LIBOR + 3.250%, 5.73%, 10/01/2025	990,652
	489,870	Tronox Finance LLC 3 mo. USD LIBOR + 3.000%, 5.48%, 09/23/2024	490,791
		Univar, Inc.
	278,130	1 mo. USD LIBOR + 2.250%, 4.73%, 07/01/2024	278,246
	138,855	1 mo. ICE LIBOR + 2.500%, 4.98%, 07/01/2024	139,202
	233,825	WR Grace & Co. 3 mo. USD LIBOR + 1.750%, 4.35%, 04/03/2025	233,065

			5,269,324

		Coal - 0.2%
	952,727	Foresight Energy LLC 3 mo. USD LIBOR + 5.750%, 8.38%, 03/28/2022	892,705

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 27.2%(12) - (continued)
		Commercial Services - 2.3%
	$264,338	Allied Universal Holdco LLC 2 mo. USD LIBOR + 4.250%, 6.73%, 07/28/2022	$260,835
	636,800	APX Group, Inc. 2 mo. USD LIBOR + 5.000%, 7.48%, 04/01/2024	624,593
	236,400	Ascend Learning LLC 1 mo. USD LIBOR + 3.000%, 5.48%, 07/12/2024	235,218
	1,139,779	Blackhawk Network Holdings, Inc. 1 mo. USD LIBOR + 3.000%, 5.48%, 06/15/2025	1,138,833
	839,513	BrightView Landscapes LLC 1 mo. USD LIBOR + 2.500%, 5.00%, 08/15/2025	838,464
	146,027	Capital Automotive L.P. 1 mo. USD LIBOR + 6.000%, 8.48%, 03/24/2025	146,355
	280,000	Carbonite, Inc. 2 mo. USD LIBOR + 3.750%, 6.31%, 03/26/2026	281,982
	724,799	Ceridian HCM Holding Inc. 1 mo. USD LIBOR + 3.250%, 5.75%, 04/30/2025	728,423
	1,045,000	Dun & Bradstreet Corp. 1 mo. USD LIBOR + 5.000%, 7.48%, 02/01/2026	1,052,190
	164,588	Energizer Holdings, Inc. 1 mo. USD LIBOR + 2.250%, 4.75%, 12/17/2025	164,588
	315,127	Hertz Corp. 3 mo. USD LIBOR + 2.750%, 5.24%, 06/30/2023	314,994
	290,000	Quad/Graphics, Inc. 1 mo. USD LIBOR + 5.000%, 7.49%, 01/31/2026	291,087
	1,279,701	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 11/15/2023	1,273,073
	524,761	Russell Investments U.S. Inst’l Holdco, Inc. 3 mo. USD LIBOR + 3.250%, 5.85%, 06/01/2023	523,186
EUR	470,000	Techem GmbH 3 mo. EURIBOR + 3.750%, 3.75%, 07/31/2025	529,240
	$1,130,306	Tempo Acquisition LLC 1 mo. USD LIBOR + 3.000%, 5.48%, 05/01/2024	1,130,543
	880,856	Trans Union LLC 1 mo. USD LIBOR + 2.000%, 4.48%, 06/19/2025	880,125
EUR	305,000	Verisure Holding AB 3 mo. EURIBOR + 3.500%, 3.50%, 10/21/2022	342,088
	$253,125	Weight Watchers International, Inc. 3 mo. USD LIBOR + 4.750%, 7.35%, 11/29/2024	243,000
	586,500	Xerox Business Services LLC 1 mo. USD LIBOR + 2.500%, 4.98%, 12/07/2023	586,500

			11,585,317

		Construction Materials - 0.1%
	446,625	NCI Building Systems, Inc. 3 mo. USD LIBOR + 3.750%, 6.35%, 04/12/2025	439,738

		Distribution/Wholesale - 0.2%
	762,350	Beacon Roofing Supply, Inc. 1 mo. USD LIBOR + 2.250%, 4.73%, 01/02/2025	756,220
	263,013	Hamilton Holdco LLC 1 mo. USD LIBOR + 2.000%, 4.61%, 07/02/2025	262,684

			1,018,904

		Diversified Financial Services - 1.2%
	1,369,855	AlixPartners LLP 3 mo. USD LIBOR + 2.750%, 5.23%, 04/04/2024	1,370,280
	369,075	Aretec Group, Inc. 3 mo. USD LIBOR + 4.250%, 6.73%, 10/01/2025	365,270
	1,415,212	Crown Finance U.S., Inc. 1 mo. USD LIBOR + 2.500%, 4.73%, 02/28/2025	1,407,995
	339,150	Financial & Risk U.S. Holdings, Inc. 1 mo. USD LIBOR + 3.750%, 6.23%, 10/01/2025	335,334
EUR	99,750	Financial & Risk US Holdings, Inc. 3 mo. EURIBOR + 4.000%, 4.00%, 10/01/2025	111,684
	$544,500	GreenSky Holdings LLC 1 mo. USD LIBOR + 3.250%, 5.75%, 03/31/2025	545,861

The accompanying notes are an integral part of these financial statements.

107

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 27.2%(12) - (continued)
		Diversified Financial Services - 1.2% - (continued)
	$175,000	Millennium Trust Co LLC 1 mo. USD LIBOR + 5.000%, 7.48%, 02/26/2026	$173,250
EUR	379,236	Nets Holding A/S 3 mo. EURIBOR + 3.000%, 3.00%, 02/06/2025	420,928
	$122,188	NFP Corp. 1 mo. USD LIBOR + 3.000%, 5.48%, 01/08/2024	120,629
	195,500	RP Crown Parent LLC 1 mo. USD LIBOR + 2.750%, 5.23%, 10/12/2023	195,256
	110,000	UFC Holdings LLC 0.00%, 04/30/2026(13)	110,274
	867,580	Worldpay LLC 3 mo. USD LIBOR + 1.750%, 4.22%, 08/09/2024	867,476

			6,024,237

		Electric - 0.1%
	323,763	Seadrill Partners Finco LLC 3 mo. USD LIBOR + 6.000%, 8.60%, 02/21/2021	257,971

		Electrical Components & Equipment - 0.0%
	189,525	Lumentum Holdings 1 mo. USD LIBOR + 2.500%, 4.98%, 12/10/2025	189,762

		Energy - Alternate Sources - 0.4%
	759,014	BCP Renaissance Parent LLC 3 mo. USD LIBOR + 3.500%, 6.08%, 10/31/2024	762,240
	965,356	Medallion Midland Acquisition LLC 1 mo. USD LIBOR + 2.483%, 5.73%, 10/30/2024	959,931
	356,788	TEX Operations Co. LLC 1 mo. USD LIBOR + 2.000%, 4.48%, 08/04/2023	356,748

			2,078,919

		Engineering & Construction - 0.3%
	933,375	Brand Energy & Infrastructure Services, Inc. 3 mo. USD LIBOR + 4.250%, 6.84%, 06/21/2024	914,707
		DG Investment Intermediate Holdings, Inc.
	165,644	3 mo. USD LIBOR + 3.000%, 5.48%, 02/03/2025	163,988
	100,000	3 mo. USD LIBOR + 6.750%, 9.23%, 02/02/2026	96,000
	148,500	Verra Mobility Corp. 1 mo. USD LIBOR + 3.750%, 6.23%, 02/28/2025	149,011

			1,323,706

		Entertainment - 0.2%
	698,223	CityCenter Holdings LLC 1 mo. USD LIBOR + 2.500%, 4.73%, 04/18/2024	697,567
	360,694	Scientific Games International, Inc. 2 mo. USD LIBOR + 2.750%, 5.23%, 08/14/2024	359,591
	233,825	Wyndham Hotels & Resorts, Inc. 1 mo. USD LIBOR + 1.750%, 4.23%, 05/30/2025	233,495

			1,290,653

		Environmental Control - 0.2%
	895,334	Advanced Disposal Services, Inc. 1 Week USD LIBOR + 2.250%, 4.68%, 11/10/2023	896,748
EUR	327,525	Fluidra Finco SLU 1 mo. EURIBOR + 2.750%, 2.75%, 07/02/2025	366,893

			1,263,641

		Food - 0.5%
		CHG PPC Parent LLC
	100,000	0.00%, 03/30/2025(13)	113,072
	$703,463	1 mo. USD LIBOR + 2.750%, 5.23%, 03/31/2025	703,026
	1,014,914	Hostess Brands LLC 1 mo. USD LIBOR + 2.250%, 4.83%, 08/03/2022	1,012,630
	505,943	Post Holdings, Inc. 1 mo. USD LIBOR + 2.000%, 4.49%, 05/24/2024	505,943

			2,334,671

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 27.2%(12) - (continued)
		Food Service - 0.1%
		8th Avenue Food & Provisions, Inc.
	$224,438	3 mo. USD LIBOR + 3.750%, 6.23%, 10/01/2025	$225,111
	135,000	1 mo. USD LIBOR + 7.750%, 10.23%, 10/01/2026	134,831
	228,502	Aramark Services, Inc. 3 mo. USD LIBOR + 1.750%, 4.23%, 03/11/2025	227,931
	100,000	Welbilt, Inc. 1 mo. USD LIBOR + 2.500%, 4.98%, 10/23/2025	99,750

			687,623

		Gas - 0.1%
		Messer Industries GmbH
EUR	100,000	3 mo. EURIBOR + 2.750% , 2.75%, 03/01/2026	111,936
	$500,000	1 mo. USD LIBOR + 2.500%, 5.10%, 03/01/2026	498,440

			610,376

		Healthcare - Products - 0.4%
	338,048	Avantor, Inc. 1 mo. USD LIBOR + 3.750%, 6.23%, 11/21/2024	339,498
	255,450	Kinetic Concepts, Inc. 3 mo. USD LIBOR + 3.250%, 5.85%, 02/02/2024	256,010
	491,250	Lifescan Global Corp. 3 mo. USD LIBOR + 6.000%, 8.60%, 09/27/2024	482,039
	1,006,009	Parexel International Corp. 1 mo. USD LIBOR + 2.750%, 5.23%, 09/27/2024	985,265

			2,062,812

		Healthcare - Services - 1.8%
	171,900	CDRH Parent, Inc. 3 mo. USD LIBOR + 4.250%, 6.85%, 07/01/2021	145,470
		DentalCorp Perfect Smile ULC
	583,572	1 mo. USD LIBOR + 3.750%, 6.23%, 06/06/2025	576,277
	58,827	3 mo. USD ICE LIBOR + 3.750%, 6.23%, 06/06/2025(14)	58,091
		DuPage Medical Group Ltd.
	479,213	1 mo. USD LIBOR + 2.750%, 5.23%, 08/15/2024	469,029
	205,599	1 mo. USD LIBOR + 7.000%, 9.48%, 08/15/2025	201,230
	593,513	Envision Healthcare Corp. 1 mo. USD LIBOR + 3.750%, 6.23%, 10/10/2025	572,941
		Gentiva Health Services, Inc.
	269,815	1 mo. USD LIBOR + 3.750%, 6.25%, 07/02/2025	270,322
	100,000	1 mo. USD LIBOR + 7.000%, 9.50%, 07/02/2026	102,500
	491,261	Global Medical Response, Inc. 1 mo. USD LIBOR + 3.250%, 5.72%, 04/28/2022	478,631
EUR	590,538	IQVIA, Inc. 3 mo. EURIBOR + 2.000%, 2.50%, 06/11/2025	662,036
	$499,157	Jaguar Holding Co. 3 mo. USD LIBOR + 2.500%, 4.98%, 08/18/2022	495,663
	1,156,700	MPH Acquisition Holdings LLC 3 mo. USD LIBOR + 2.750%, 5.35%, 06/07/2023	1,144,613
	250,000	NVA Holdings, Inc. 0.00%, 02/02/2025(13)	250,000
	156,133	One Call Corp. 1 mo. USD LIBOR + 5.250%, 7.72%, 11/25/2022	135,055
	521,896	Ortho-Clinical Diagnostics S.A. 3 mo. USD LIBOR + 3.250%, 5.73%, 06/30/2025	511,677
		Sound Inpatient Physicians
	253,088	1 mo. USD LIBOR + 2.750%, 5.23%, 06/27/2025	252,771

The accompanying notes are an integral part of these financial statements.

108

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 27.2%(12) - (continued)
		Healthcare - Services - 1.8% - (continued)
	$110,000	1 mo. USD LIBOR + 6.750%, 9.23%, 06/26/2026	$109,588
	187,150	Surgery Center Holdings, Inc. 1 mo. USD LIBOR + 3.250%, 5.74%, 09/02/2024	184,655
	903,836	Syneos Health, Inc. 1 mo. USD LIBOR + 2.000%, 4.48%, 08/01/2024	900,826
	372,400	Team Health Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 02/06/2024	348,660
	506,864	U.S. Renal Care, Inc. 3 mo. USD LIBOR + 4.250%, 6.85%, 12/30/2022	507,184
	223,875	Verscend Holding Corp. 1 mo. USD LIBOR + 4.500%, 6.98%, 08/27/2025	224,994
	360,438	Wink Holdco, Inc. 1 mo. USD LIBOR + 3.000%, 5.48%, 12/02/2024	354,580

			8,956,793

		Household Products - 0.3%
		Diamond (BC) B.V.
EUR	148,125	1 mo. EURIBOR + 3.250%, 3.25%, 09/06/2024	163,991
	$1,066,550	2 mo. USD LIBOR + 3.000%, 5.58%, 09/06/2024	1,026,554
	209,625	Revlon Consumer Products Corp. 1 mo. USD LIBOR + 3.500%, 6.13%, 09/07/2023	162,459

			1,353,004

		Housewares - 0.0%
	231,475	Hayward Industries, Inc. 1 mo. USD LIBOR + 3.500%, 5.98%, 08/05/2024	230,825

		Insurance - 1.1%
		Asurion LLC
	1,306,289	1 mo. USD LIBOR + 3.000%, 5.48%, 08/04/2022	1,310,378
	284,334	1 mo. USD LIBOR + 3.000%, 5.48%, 11/03/2023	285,090
	522,938	1 mo. USD LIBOR + 3.000%, 5.48%, 11/03/2024	524,171
	740,000	1 mo. USD LIBOR + 6.500%, 8.98%, 08/04/2025	753,875
	183,150	Genworth Holdings, Inc. 1 mo. USD LIBOR + 4.500%, 6.99%, 03/07/2023	184,524
	1,049,581	Hub International Ltd. 2 mo. USD LIBOR + 2.750%, 5.34%, 04/25/2025	1,038,036
	1,316,700	Sedgwick Claims Management Services, Inc. 1 mo. USD LIBOR + 3.250%, 5.73%, 12/31/2025	1,312,421

			5,408,495

		IT Services - 0.0%
	246,262	NAB Holdings LLC 3 mo. USD LIBOR + 3.000%, 5.60%, 07/01/2024	240,517

		Leisure Time - 1.1%
	1,054,000	Caesars Resort Collection LLC 1 mo. USD LIBOR + 2.750%, 5.23%, 12/22/2024	1,056,857
	1,205,843	Delta (LUX) S.a.r.l. 1 mo. USD LIBOR + 2.500%, 4.98%, 02/01/2024	1,186,755
	451,982	Eldorado Resorts LLC 2 mo. USD LIBOR + 2.250%, 4.75%, 04/17/2024	451,227
	1,014,976	Golden Entertainment, Inc. 1 mo. USD LIBOR + 3.000%, 5.48%, 10/21/2024	1,014,976
	1,007,475	Penn National Gaming, Inc. 3 mo. USD LIBOR + 2.250%, 4.73%, 10/15/2025	1,007,636
	635,047	SRAM LLC 2 mo. USD LIBOR + 2.750%, 5.31%, 03/15/2024	636,634

			5,354,085

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 27.2%(12) - (continued)
		Lodging - 0.6%
	$988,541	Boyd Gaming Corp. 1 week USD LIBOR + 2.250%, 4.67%, 09/15/2023	$988,680
	1,088,744	Caesars Entertainment Operating Co. 1 mo. USD LIBOR + 2.000%, 4.48%, 10/06/2024	1,083,071
	1,017,450	Wynn Resorts, Limited 1 mo. USD LIBOR + 2.250%, 4.76%, 10/30/2024	1,008,364

			3,080,115

		Machinery - Construction & Mining - 0.2%
	523,688	Brookfield WEC Holdings, Inc. 1 mo. USD LIBOR + 3.500%, 5.98%, 08/01/2025	526,552
	212,770	Pike Corp. 1 mo. USD LIBOR + 3.500%, 5.99%, 03/23/2025	213,702
	265,521	Utility One Source L.P. 1 mo. USD LIBOR + 5.500%, 7.98%, 04/18/2023	266,849

			1,007,103

		Machinery - Diversified - 0.4%
		Gardner Denver, Inc.
EUR	1,014,550	1 mo. EURIBOR + 3.000%, 3.00%, 07/30/2024	1,139,547
	$201,388	3 mo. USD LIBOR + 2.750%, 5.23%, 07/30/2024	201,666
	361,350	Pro Mach Group, Inc. 1 mo. USD LIBOR + 3.000%, 5.22%, 03/07/2025	352,692
	188,575	Zodiac Pool Solutions LLC 1 mo. USD LIBOR + 2.250%, 4.73%, 07/02/2025	188,104

			1,882,009

		Media - 3.4%
	690,378	Advantage Sales & Marketing, Inc. 1 mo. USD LIBOR + 3.250%, 5.73%, 07/23/2021	604,081
		Altice Financing S.A.
EUR	128,050	3 mo. EURIBOR + 2.750%, 2.75%, 01/31/2026	141,467
	$792,925	3 mo. USD LIBOR + 2.750%, 5.23%, 01/31/2026	765,006
	948,370	Charter Communications Operating LLC 1 mo. USD LIBOR + 2.000%, 4.49%, 04/30/2025	950,049
	939,291	CSC Holdings LLC 1 mo. USD LIBOR + 2.500%, 4.97%, 01/25/2026	937,337
	420,000	E.W. Scripps Company 0.00%, 04/04/2026(13)	421,050
	997,500	Gray Television, Inc. 1 mo. ICE LIBOR + 2.500%, 4.98%, 01/02/2026	998,996
	498,397	Houghton Mifflin Harcourt Publishing Co. 1 mo. USD LIBOR + 3.000%, 5.48%, 05/31/2021	479,583
	780,180	ION Media Networks, Inc. 1 mo. USD LIBOR + 2.750%, 5.24%, 12/18/2020	778,877
	730,750	Maxar Technologies Ltd. 1 mo. USD LIBOR + 2.750%, 5.24%, 10/04/2024	587,494
	847,133	MTN Infrastructure TopCo, Inc. 1 mo. USD LIBOR + 3.000%, 5.48%, 11/15/2024	846,286
		NEP/NCP Holdco, Inc.
	99,750	1 mo. USD LIBOR + 3.250%, 5.73%, 10/20/2025	99,906
	210,000	1 mo. USD LIBOR + 7.000%, 9.48%, 10/19/2026	207,900
		Numericable Group S.A.
	279,300	1 mo. USD LIBOR + 2.750%, 5.23%, 07/31/2025	269,351
	855,756	3 mo. USD LIBOR + 3.688%, 6.16%, 01/31/2026	832,651
		PSAV Holdings LLC
	802,456	3 mo. USD LIBOR + 3.250%, 5.75%, 03/01/2025	787,915

The accompanying notes are an integral part of these financial statements.

109

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 27.2%(12) - (continued)
		Media - 3.4% - (continued)
	$310,000	3 mo. USD LIBOR + 7.250%, 9.83%, 09/01/2025	$289,850
	742,728	Shutterfly, Inc. 1 mo. USD LIBOR + 2.750%, 5.25%, 08/17/2024	740,173
	500,000	Telenet Financing USD LLC 1 mo. USD LIBOR + 2.250%, 4.72%, 08/15/2026	498,125
	920,334	Tribune Media Co. 1 mo. USD LIBOR + 3.000%, 5.48%, 01/27/2024	920,048
	1,380,000	Unitymedia Finance LLC 1 mo. USD LIBOR + 2.250%, 4.72%, 09/30/2025	1,377,130
EUR	205,000	Unitymedia Hessen GmbH & Co. KG 6 mo. EURIBOR + 2.750%, 2.75%, 01/15/2027	229,928
	$1,250,000	UPC Financing Partnership 1 mo. USD LIBOR + 2.500%, 4.97%, 01/15/2026	1,249,937
	1,125,000	Virgin Media Bristol LLC 1 mo. USD LIBOR + 2.500%, 4.97%, 01/15/2026	1,127,677
		Web.com Group, Inc.
	254,429	3 mo. USD LIBOR + 3.750%, 6.23%, 10/10/2025	252,948
	347,609	1 mo. USD LIBOR + 7.750%, 10.23%, 10/09/2026	341,526
	725,000	Ziggo Secured Finance Partnership 1 mo. USD LIBOR + 2.500%, 4.97%, 04/15/2025	718,127

			17,453,418

		Metal Fabricate/Hardware - 0.2%
	1,005,869	Rexnord LLC 1 mo. USD LIBOR + 2.000%, 4.48%, 08/21/2024	1,006,151

		Miscellaneous Manufacturing - 0.3%
	182,688	Core & Main LP 6 mo. USD LIBOR + 3.000%, 5.63%, 08/01/2024	182,803
	494,964	H.B. Fuller Co. 1 mo. USD LIBOR + 2.000%, 4.49%, 10/20/2024	492,722
	1,092,002	USI, Inc. 3 mo. USD LIBOR + 3.000%, 5.60%, 05/16/2024	1,080,536

			1,756,061

		Oil & Gas - 0.8%
	45,000	Ascent Resources - Marcellus LLC 1 mo. USD LIBOR + 6.500%, 8.98%, 03/30/2023	44,887
		BCP Raptor LLC
	270,188	2 mo. USD LIBOR + 4.250%, 6.88%, 06/24/2024	260,731
	230,000	1 mo. USD LIBOR + 4.750%, 7.37%, 11/03/2025	222,454
		California Resources Corp.
	250,000	1 mo. USD LIBOR + 4.750%, 7.23%, 12/31/2022	241,875
	470,000	1 mo. USD LIBOR + 10.375%, 12.85%, 12/31/2021	482,633
	497,500	NorthRiver Midstream Finance L.P. 1 mo. USD LIBOR + 3.250%, 5.85%, 10/01/2025	499,087
	78,861	PES Holdings LLC 1 mo. USD LIBOR + 0.500%, 3.10%, 12/31/2022	56,830
	910,634	PowerTeam Services, LLC 3 mo. USD LIBOR + 3.250%, 5.85%, 03/06/2025	885,592
	388,050	Traverse Midstream Partners LLC 3 mo. USD LIBOR + 4.000%, 6.59%, 09/27/2024	385,970
	900,200	Ultra Resources, Inc. 1 mo. USD LIBOR + 3.000%, 6.49%, 04/12/2024	759,922

			3,839,981

		Oil & Gas Services - 0.2%
	866,963	Crosby U.S. Acquisition Corp. 3 mo. USD LIBOR + 3.000%, 5.49%, 11/23/2020	857,209

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 27.2%(12) - (continued)
		Packaging & Containers - 0.8%
	$133,988	Berlin Packaging LLC 1 mo. USD LIBOR + 3.000%, 5.51%, 11/07/2025	$132,174
		Berry Global, Inc.
	444,710	3 mo. USD LIBOR + 1.750%, 4.23%, 01/06/2021	443,976
	723,174	1 mo. USD LIBOR + 2.000%, 4.48%, 10/01/2022	721,742
		Crown Americas LLC
EUR	188,579	1 mo. EURIBOR + 2.375%, 2.38%, 04/03/2025	212,529
	$136,841	1 Week USD LIBOR + 2.000%, 4.48%, 04/03/2025	137,622
		Flex Acquisition Co., Inc.
	382,200	3 mo. USD LIBOR + 3.000%, 5.63%, 12/29/2023	375,989
	709,221	1 mo. USD LIBOR + 3.250%, 5.88%, 06/29/2025	697,108
	294,487	Proampac PG Borrower LLC 1 mo. USD LIBOR + 3.500%, 6.19%, 11/18/2023	288,721
	1,272,070	Reynolds Group Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 02/05/2023	1,273,698

			4,283,559

		Pharmaceuticals - 0.6%
	745,256	Bausch Health Companies, Inc. 1 mo. USD LIBOR + 2.750%, 5.22%, 11/27/2025	745,592
	815,475	Endo Luxembourg Finance Co., S.a r.l. 1 mo. USD LIBOR + 4.250%, 6.75%, 04/29/2024	805,281
	537,579	NVA Holdings, Inc. 3 mo. USD LIBOR + 2.750%, 5.23%, 02/02/2025	527,725
	1,100,382	Valeant Pharmaceuticals International, Inc. 1 mo. USD LIBOR + 3.000%, 5.47%, 06/02/2025	1,104,740

			3,183,338

		Real Estate - 0.3%
	1,381,591	VICI Properties LLC 1 mo. USD LIBOR + 2.000%, 4.49%, 12/20/2024	1,378,717

		Real Estate Investment Trusts - 0.2%
	162,853	Iron Mountain, Inc. 3 mo. USD LIBOR + 1.750%, 4.23%, 01/02/2026	159,460
	792,913	MGM Growth Properties Operating Partnership L.P. 1 mo. USD LIBOR + 2.000%, 4.48%, 03/21/2025	792,207

			951,667

		Retail - 1.6%
	989,601	B.C. Unlimited Liability Co. 1 mo. USD LIBOR + 2.250%, 4.73%, 02/16/2024	986,305
	851,975	Bass Pro Group LLC 1 mo. USD LIBOR + 5.000%, 7.48%, 09/25/2024	849,845
	320,000	Carrols Restaurant Group, Inc. 0.00%, 04/04/2026(13)	321,066
		Coty, Inc.
EUR	237,703	1 mo. EURIBOR + 2.500%, 2.50%, 04/07/2025	262,038
	$284,908	1 mo. USD LIBOR + 2.250%, 4.72%, 04/07/2025	277,904
	559,909	Harbor Freight Tools USA, Inc. 1 mo. USD LIBOR + 2.500%, 4.98%, 08/18/2023	556,690
	498,393	J. Crew Group, Inc. 3 mo. USD LIBOR + 3.000%, 5.60%, 03/05/2021	425,398
	1,006,103	Michaels Stores, Inc. 1 mo. USD LIBOR + 2.500%, 4.99%, 01/30/2023	999,503
	599,344	Neiman Marcus Group Ltd. LLC 1 mo. USD LIBOR + 3.250%, 5.72%, 10/25/2020	554,094

The accompanying notes are an integral part of these financial statements.

110

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 27.2%(12) - (continued)
	Retail - 1.6% - (continued)
$337,450	Rodan & Fields LLC 1 mo. USD LIBOR + 4.000%, 6.47%, 06/06/2025	$296,956
898,625	Staples, Inc. 3 mo. USD LIBOR + 5.000%, 7.60%, 04/09/2026	886,943
1,535,509	U.S. Foods, Inc. 1 mo. USD LIBOR + 2.000%, 4.48%, 06/27/2023	1,530,979

		7,947,721

	Semiconductors - 0.1%
295,590	Microchip Technology, Inc. 1 mo. USD LIBOR + 2.000%, 4.49%, 05/29/2025	294,942
221,154	ON Semiconductor Corp. 1 mo. USD LIBOR + 1.750%, 4.23%, 03/31/2023	220,048

		514,990

	Software - 2.6%
617,791	Almonde, Inc. 3 mo. USD LIBOR + 3.500%, 6.10%, 06/13/2024	612,126
624,000	Change Healthcare Holdings LLC 1 mo. USD LIBOR + 2.750%, 5.23%, 03/01/2024	623,663
104,738	Compuware Corporation 1 mo. USD LIBOR + 3.500%, 5.98%, 08/22/2025	105,174
625,100	Cypress Intermediate Holdings, Inc. 1 mo. USD LIBOR + 3.000%, 5.24%, 04/26/2024	622,756
783,617	Epicor Software Corp. 1 mo. USD LIBOR + 3.250%, 5.74%, 06/01/2022	783,335
821,155	EVO Payments International LLC 1 mo. USD LIBOR + 3.250%, 5.73%, 12/22/2023	821,837
	First Data Corp.
833,978	1 mo. USD LIBOR + 2.000%, 4.48%, 07/08/2022	833,928
1,329,352	1 mo. USD LIBOR + 2.000%, 4.48%, 04/26/2024	1,328,953
235,200	Global Payments, Inc. 1 mo. USD LIBOR + 1.750%, 4.23%, 04/21/2023	234,833
1,349,267	Go Daddy Operating Co. LLC 1 mo. USD LIBOR + 2.000%, 4.48%, 02/15/2024	1,350,953
	Hyland Software, Inc.
132,642	1 mo. USD LIBOR + 3.500%, 5.98%, 07/01/2024	133,167
100,000	1 mo. USD LIBOR + 7.000%, 9.48%, 07/07/2025	100,583
760,181	Infor U.S., Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 02/01/2022	760,318
126,534	MA FinanceCo. LLC 1 mo. USD LIBOR + 2.500%, 4.98%, 06/21/2024	126,060
388,050	Quest Software U.S. Holdings, Inc. 3 mo. USD LIBOR + 4.250%, 6.83%, 05/16/2025	383,684
854,518	Seattle Spinco, Inc. 1 mo. USD LIBOR + 2.500%, 4.98%, 06/21/2024	851,314
297,656	SkillSoft Corp. 3 mo. USD LIBOR + 4.750%, 7.23%, 04/28/2021	248,245
536,031	SS&C Technologies Holdings Europe S.a.r.l. 1 mo. USD LIBOR + 2.250%, 4.73%, 04/16/2025	536,101
1,267,741	SS&C Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 4.73%, 04/16/2025	1,267,776
385,000	Ultimate Software Group, Inc. 0.00%, 03/15/2026(13)	387,503
1,225,431	WEX, Inc. 1 mo. USD LIBOR + 2.250%, 4.73%, 06/30/2023	1,226,583

		13,338,892

	Telecommunications - 0.9%
349,116	CenturyLink, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 01/31/2025	346,693

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 27.2%(12) - (continued)
	Telecommunications - 0.9% - (continued)
$700,000	Level 3 Financing, Inc. 1 mo. USD LIBOR + 2.250%, 4.73%, 02/22/2024	$700,175
	Sprint Communications, Inc.
1,118,369	1 mo. USD LIBOR + 2.500%, 5.00%, 02/02/2024	1,085,098
773,063	1 mo. USD LIBOR + 3.000%, 5.50%, 02/02/2024	760,500
841,892	Univision Communications, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 03/15/2024	809,269
293,525	Zacapa LLC 1 mo. USD LIBOR + 5.000%, 7.60%, 07/02/2025	294,869
707,410	Zayo Group LLC 1 mo. USD LIBOR + 2.250%, 4.73%, 01/19/2024	706,880

		4,703,484

	Textiles - 0.0%
125,000	ASP Unifrax Holdings Inc. 3 mo. USD LIBOR + 8.500%, 11.09%, 12/14/2026	118,750

	Transportation - 0.2%
147,221	B.C. Unlimited Liability Co. 1 mo. USD LIBOR + 4.000%, 6.60%, 04/06/2026	147,837
273,831	Dynasty Acquisition Co., Inc. 1 mo. USD LIBOR + 4.000%, 6.60%, 04/06/2026	274,976
501,253	Savage Enterprises LLC 1 mo. USD LIBOR + 4.500%, 6.98%, 08/01/2025	504,385

		927,198

	Total Senior Floating Rate Interests (cost $139,594,413)	$138,053,782

U.S. GOVERNMENT AGENCIES - 6.9%
	Mortgage-Backed Agencies - 6.9%
	FHLMC - 2.2%
$5,941	0.00%, 11/15/2036(15)	$5,288
4,487,587	0.29%, 10/25/2020(3)(7)	9,867
45,637	3.00%, 03/15/2033(7)	5,241
430,000	3.82%, 05/25/2048(1)(3)	403,567
114,067	4.00%, 07/15/2027(7)	9,398
78,780	4.50%, 03/15/2041	86,730
110,702	4.75%, 07/15/2039	119,699
2,382,000	1 mo. USD LIBOR + 2.350%, 4.83%, 04/25/2030(2)	2,427,744
2,345,000	1 mo. USD LIBOR + 2.500%, 4.98%, 03/25/2030(2)	2,417,208
11,429	5.50%, 08/15/2033	12,528
2,203,000	1 mo. USD LIBOR + 3.450%, 5.93%, 10/25/2029(2)	2,385,626
1,730,000	1 mo. USD LIBOR + 3.900%, 6.38%, 04/25/2029(2)	1,910,333
995,055	1 mo. USD LIBOR + 4.000%, 6.48%, 08/25/2024(2)	1,074,809
40,491	6.50%, 07/15/2036	44,964

		10,913,002

	FNMA - 4.7%
52,439	0.00%, 06/25/2036(15)	45,189
159,224	1.69%, 04/25/2055(3)(7)	8,364
5,000	2.44%, 01/01/2023	4,994
37,984	2.50%, 06/25/2028(7)	2,711
246,122	3.00%, 01/25/2028	18,002
29,350	3.16%, 12/01/2026	30,014
23,847	3.24%, 12/01/2026	24,508
9,320	3.45%, 01/01/2024	9,637
9,262	3.47%, 01/01/2024	9,643
75,589	3.50%, 05/25/2030(7)	8,272
23,030,000	3.50%, 05/01/2049(16)	23,238,260

The accompanying notes are an integral part of these financial statements.

111

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 6.9% - (continued)
	Mortgage-Backed Agencies - 6.9% - (continued)
	FNMA - 4.7% - (continued)
$23,087	3.67%, 08/01/2023	$24,142
10,000	3.76%, 03/01/2024	10,494
14,931	3.86%, 12/01/2025	15,868
5,000	3.86%, 11/01/2023	5,254
22,869	3.87%, 10/01/2025	24,265
33,167	3.89%, 05/01/2030	35,154
33,823	3.93%, 10/01/2023	35,718
9,279	3.96%, 05/01/2034	9,932
9,579	3.97%, 05/01/2029	10,263
38,662	4.00%, 03/25/2042(7)	5,126
17,546	4.06%, 10/01/2028	18,751
29,812	4.50%, 07/25/2027(7)	2,727
15,327	5.47%, 05/25/2042(3)(7)	1,526
76,265	5.50%, 04/25/2035	85,323
28,603	5.50%, 04/25/2037	31,643
305,026	5.50%, 06/25/2042(7)	66,694

		23,782,474

	GNMA - 0.0%
32,797	4.00%, 05/16/2042(7)	4,886
85,282	5.00%, 10/16/2041(7)	13,796

		18,682

		34,714,158

	Total U.S. Government Agencies (cost $34,308,072)	$34,714,158

U.S. GOVERNMENT SECURITIES - 5.5%
	U.S. Treasury Securities - 5.5%
	U.S. Treasury Bonds - 0.6%
$605,000	3.63%, 02/15/2044	$681,334
1,780,000	6.25%, 05/15/2030(17)	2,413,360

		3,094,694

	U.S. Treasury Notes - 4.9%
13,875,876	0.38%, 07/15/2027(18)(19)	13,744,086
3,943,704	0.88%, 01/15/2029(18)	4,062,823
995,000	1.50%, 02/28/2023(17)(20)	967,249
92,000	1.88%, 11/30/2021(20)	91,148
2,383,000	2.13%, 05/15/2025(19)(20)	2,351,258
3,513,000	2.25%, 02/15/2027(20)	3,465,657

		24,682,221

		27,776,915

	Total U.S. Government Securities (cost $27,670,930)	$27,776,915

COMMON STOCKS - 0.1%
	Energy - 0.1%
32,328	Ascent Resources - Marcellus LLC Class A*(5)(6)	$90,519
83,644,001	KCA Deutag*(5)(6)(21)	460,042
713	Paragon Offshore Ltd., Litigation*	8,448
3,682	Philadelphia Energy Solutions Class A*	7,364
19,531	Templar Energy LLC Class A*	6,113

		572,486

	Total Common Stocks (cost $1,437,284)	$572,486

ESCROWS - 0.0%(22)
	Energy - Alternate Sources - 0.0%
2,648	Paragon Offshore Ltd.*(5)(6)	$—
600,000	TCEH Corp.*(5)(6)	1

		1

	Total Escrows (cost $—)	$1

Shares or Principal Amount			Market Value†
CONVERTIBLE PREFERRED STOCKS - 0.1%
		Utilities - 0.1%
	5,000	Sempra Energy Series A, 6.00%*	$534,450

		Total Convertible Preferred Stocks (cost $502,500)	$534,450

WARRANTS - 0.0%
		Energy - 0.0%
	8,370	Ascent Resources - Marcellus LLC Expires 3/30/23*(5)(6)	$251

		Total Warrants (cost $670)	$251

		Total Long-Term Investments (cost $541,734,818)	$532,066,703

SHORT-TERM INVESTMENTS - 1.2%
		Certificates of Deposit - 0.2%
	$730,000	Credit Agricole Corporate and Investment Bank 3 mo. USD LIBOR +0.400%, 3.00%, 09/24/2020(2)(23)	$730,492

		Commercial Paper - 0.7%
CAD	1,663,000	Bank of Nova Scotia 2.24%, 08/16/2019(23)	1,234,520
	$400,000	DNB Bank ASA 1 mo. USD LIBOR + 0.170%, 2.64%, 07/09/2019(1)(2)(23)	400,112
	250,000	Humana, Inc. 2.76%, 05/13/2019(23)	249,754
	250,000	Korea Development Bank 2.76%, 12/02/2019(23)	246,091
	315,000	Sinopec Century Bright 2.71%, 05/20/2019(23)	314,533
		VW CR, Inc.
	500,000	3.24%, 07/08/2019(23)	497,342
	750,000	3.38%, 07/10/2019(23)	745,890

			3,688,242

		Securities Lending Collateral - 0.3%
	85,020	Citibank NA DDCA, 2.42%, 5/1/2019(24)	85,020
	827,088	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.34%(24)	827,088
	176,035	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.36%(24)	176,035
	303,949	Invesco Government & Agency Portfolio, Institutional Class, 2.33%(24)	303,949
	282,424	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(24)	282,424
	25,879	Western Asset Institutional Government Class A Fund, Institutional Class, 2.29%(24)	25,879

			1,700,395

		Total Short-Term Investments (cost $6,129,768)	$6,119,129

Total Investments Excluding Purchased Options (cost $547,864,586)	106.2%	$538,185,832

Total Purchased Options (cost $374,319)	0.0%	$87,812

Total Investments (cost $548,238,905)	106.2%	$538,273,644
Other Assets and Liabilities	(6.2)%	(31,227,288)

Total Net Assets	100.0%	$507,046,356

The accompanying notes are an integral part of these financial statements.

112

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $105,201,032, representing 20.7% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2019.

(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(5)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2019, the aggregate fair value of these securities was $550,815, which represented 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(6)	Investment valued using significant unobservable inputs.

(7)	Securities disclosed are interest-only strips.

(8)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $90,789,681, representing 17.9% of net assets.

(9)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(10)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.
(11)	Security is a zero-coupon bond.

(12)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of April 30, 2019.

(13)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(14)	This security, or a portion of this security, has unfunded loan commitments. As of April 30, 2019, the aggregate value of the unfunded commitment was $58,091, which rounds to 0.0% of total net assets.

(15)	Securities disclosed are principal-only strips.

(16)	Represents or includes a TBA transaction.

(17)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(18)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(19)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

(20)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(21)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $460,042 or 0.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
03/2011	KCA Deutag	83,644,001	$1,133,544	$460,042

(22)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(23)	The rate shown represents current yield to maturity.

(24)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.

113

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

OTC Swaption Contracts Outstanding at April 30, 2019
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Puts
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 03/20/30*	MSC	3.00%	Receive	03/18/20	USD	16,214,000	16,214,000	$73,693	$203,891	$(130,198)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 12/11/29*	BOA	3.20%	Receive	12/09/19	USD	12,440,000	12,440,000	14,119	170,428	(156,309)

Total Puts							28,654,000	$87,812	$374,319	$(286,507)

Total purchased swaption contracts							28,654,000	$87,812	$374,319	$(286,507)

*	Swaptions with forward premiums.

Futures Contracts Outstanding at April 30, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 3-Year Bond Future	12	06/17/2019	$963,759	$7,339
Australian Dollar Future	42	06/17/2019	2,964,360	(24,935)
British Pound Future	110	06/17/2019	8,984,937	(83,867)
Canadian Dollar Future	53	06/18/2019	3,962,015	(10,870)
Canadian Government 10-Year Bond Future	25	06/19/2019	2,578,562	(52)
Euro FX Future	35	06/17/2019	4,929,094	(48,579)
Euro-BTP Future	15	06/06/2019	2,194,860	71,644
Euro-OAT Future	14	06/06/2019	2,543,790	58,870
Euro-Schatz Future	25	06/06/2019	3,138,238	4,602
Japan 10-Year Bond Future	4	06/13/2019	5,484,268	(384)
Japanese Yen Currency Future	79	06/17/2019	8,896,881	(51,847)
Long Gilt Future	3	06/26/2019	498,076	309
Mini-10-Year JGB Future	10	06/12/2019	1,370,977	(1,299)
U.S. Treasury 2-Year Note Future	405	06/28/2019	86,268,164	205,699
U.S. Treasury 5-Year Note Future	718	06/28/2019	83,029,969	536,487
U.S. Treasury 10-Year Note Future	459	06/19/2019	56,765,391	405,299
U.S. Treasury Long Bond Future	12	06/19/2019	1,769,625	(2,210)

Total				$1,066,206

Short position contracts:
Australian 10-Year Bond Future	85	06/17/2019	$8,285,840	$(73,474)
Euro BUXL 30-Year Bond Future	2	06/06/2019	423,382	(13,641)
Euro-BOBL Future	13	06/06/2019	1,938,227	(6,123)
Euro-Bund Future	59	06/06/2019	10,939,296	(68,548)
U.S. Treasury 10-Year Ultra Future	134	06/19/2019	17,658,687	(77,194)
U.S. Treasury Ultra Bond Future	53	06/19/2019	8,706,906	(1,583)

Total				$(240,563)

Total futures contracts				$825,643

The accompanying notes are an integral part of these financial statements.

114

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2019
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AAA.07	GSC	USD	352,649	(0.09%)	08/25/37	Monthly	$74,358	$—	$8,810	$(65,548)
ABX.HE.AAA.07	CSI	USD	1,007,114	(0.09%)	08/25/37	Monthly	244,172	—	25,160	(219,012)
ABX.HE.PENAAA.06	JPM	USD	257,937	(0.11%)	05/25/46	Monthly	27,826	—	15,470	(12,356)
ABX.HE.PENAAA.06	CSI	USD	405,259	(0.11%)	05/25/46	Monthly	43,818	—	24,307	(19,511)
PrimeX.ARM.2(6)	MSC	USD	125,478	(4.58%)	12/25/37	Monthly	—	(257)	(138)	119

Total							$390,174	$(257)	$73,609	$(316,308)

Sell protection:
ABX.HE.AAA.07	MSC	USD	352,649	0.09%	08/25/37	Monthly	$3,335	$—	$(8,810)	$(12,145)
ABX.HE.AAA.07	MSC	USD	1,007,114	0.09%	08/25/37	Monthly	9,582	—	(25,160)	(34,742)
ABX.HE.PENAAA.06	BCLY	USD	663,197	0.11%	05/25/46	Monthly	—	(17,334)	(39,778)	(22,444)
CMBX.NA.AAA.10	GSC	USD	662,000	0.50%	11/17/59	Monthly	—	(393)	5,409	5,802
CMBX.NA.BB.6	DEUT	USD	8,676,281	0.50%	05/11/63	Monthly	71,215	—	82,397	11,182
CMBX.NA.BB.6	CSI	USD	51,000	5.00%	05/11/63	Monthly	—	(8,964)	(11,037)	(2,073)
CMBX.NA.BB.6	CSI	USD	85,000	5.00%	05/11/63	Monthly	—	(16,029)	(18,394)	(2,365)
CMBX.NA.BB.6	JPM	USD	65,000	5.00%	05/11/63	Monthly	—	(9,224)	(14,066)	(4,842)
CMBX.NA.BB.6	GSC	USD	82,000	5.00%	05/11/63	Monthly	—	(9,094)	(17,745)	(8,651)
CMBX.NA.BB.6	CSI	USD	130,000	5.00%	05/11/63	Monthly	—	(18,449)	(27,610)	(9,161)
CMBX.NA.BB.6	CSI	USD	555,000	5.00%	05/11/63	Monthly	—	(107,640)	(117,871)	(10,231)
CMBX.NA.BB.6	CSI	USD	970,000	5.00%	05/11/63	Monthly	—	(194,923)	(206,008)	(11,085)
CMBX.NA.BB.6	CSI	USD	730,000	5.00%	05/11/63	Monthly	—	(128,311)	(157,978)	(29,667)
CMBX.NA.BB.6	CSI	USD	730,000	5.00%	05/11/63	Monthly	—	(128,311)	(157,978)	(29,667)
CMBX.NA.BB.6	CSI	USD	730,000	5.00%	05/11/63	Monthly	—	(128,311)	(157,978)	(29,667)
CMBX.NA.BB.6	CSI	USD	830,000	5.00%	05/11/63	Monthly	—	(145,887)	(179,195)	(33,308)
CMBX.NA.BB.6	GSC	USD	1,155,000	5.00%	05/11/63	Monthly	—	(203,576)	(249,950)	(46,374)
CMBX.NA.BB.6	MSC	USD	1,491,000	5.00%	05/11/63	Monthly	—	(262,085)	(319,775)	(57,690)
CMBX.NA.BB.6	GSC	USD	550,000	5.00%	05/11/63	Monthly	—	(57,480)	(119,024)	(61,544)
CMBX.NA.BB.8	CSI	USD	1,470,000	5.00%	10/17/57	Monthly	—	(390,745)	(220,413)	170,332
CMBX.NA.BB.8	CSI	USD	1,325,000	5.00%	10/17/57	Monthly	—	(352,202)	(199,130)	153,072
CMBX.NA.BB.8	MSC	USD	1,006,000	5.00%	10/17/57	Monthly	—	(267,426)	(149,710)	117,716
CMBX.NA.BB.8	GSC	USD	580,000	5.00%	10/17/57	Monthly	—	(167,622)	(87,308)	80,314
CMBX.NA.BB.8	GSC	USD	462,000	5.00%	10/17/57	Monthly	—	(109,959)	(67,684)	42,275
CMBX.NA.BB.8	DEUT	USD	365,000	5.00%	10/17/57	Monthly	—	(87,258)	(53,474)	33,784
CMBX.NA.BB.8	CSI	USD	34,000	5.00%	10/17/57	Monthly	—	(9,038)	(5,118)	3,920
CMBX.NA.BBB-.6	DEUT	USD	3,475,000	3.00%	05/11/63	Monthly	—	(544,003)	(368,434)	175,569
CMBX.NA.BBB-.6	MSC	USD	1,875,000	3.00%	05/11/63	Monthly	—	(299,137)	(198,795)	100,342
CMBX.NA.BBB-.6	DEUT	USD	1,924,000	3.00%	05/11/63	Monthly	—	(300,540)	(203,990)	96,550
CMBX.NA.BBB-.6	CSI	USD	2,370,000	3.00%	05/11/63	Monthly	—	(323,605)	(257,004)	66,601
CMBX.NA.BBB-.6	DEUT	USD	888,000	3.00%	05/11/63	Monthly	—	(122,469)	(96,296)	26,173
CMBX.NA.BBB-.6	MSC	USD	1,445,000	3.00%	05/11/63	Monthly	—	(209,463)	(156,697)	52,766
CMBX.NA.BBB-.6	DEUT	USD	1,205,000	3.00%	05/11/63	Monthly	—	(176,522)	(130,671)	45,851
CMBX.NA.BBB-.6	CSI	USD	850,000	3.00%	05/11/63	Monthly	—	(120,493)	(92,175)	28,318
PrimeX.ARM.2(6)	JPM	USD	125,478	4.58%	12/25/37	Monthly	4,841	—	138	(4,703)

Total							$88,973	$(4,916,493)	$(4,027,312)	$800,208

Total traded indices							$479,147	$(4,916,750)	$(3,953,703)	$483,900

Credit default swaps on single-name issues:
Buy protection:
Republic of Argentina	GSC	USD	15,000	(5.00%)	06/20/24	Quarterly	$1,288	$—	$3,287	$1,999

Credit default swaps on single-name issues:
Sell protection:
Republic of Brazil	MSC	USD	830,000	1.00%	12/20/23	Quarterly	$—	$(23,464)	$(19,755)	$3,709
Republic of Turkey	MSC	USD	310,000	1.00%	12/20/23	Quarterly	—	(25,979)	(41,295)	(15,316)
Republic of Turkey	MSC	USD	520,000	1.00%	12/20/23	Quarterly	—	(43,287)	(69,269)	(25,982)

Total							$—	$(92,730)	$(130,319)	$(37,589)

Total single-name issues							$1,288	$(92,730)	$(127,032)	$(35,590)

Total OTC contracts							$480,435	$(5,009,480)	$(4,080,735)	$448,310

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

115

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2019
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX-EMS.31.V1	USD	760,000	(1.00%)	06/20/24	Quarterly	$25,858	$30,898	$5,040
CDX.EMS.31.V1	USD	7,275,000	(1.00%)	06/20/24	Quarterly	(237,922)	(295,761)	(57,839)
CDX.NA.HY.32.V1	USD	15,790,000	(5.00%)	06/20/24	Quarterly	956,902	1,265,404	308,502
CDX.NA.IG.32.V1	USD	23,895,000	(1.00%)	06/20/24	Quarterly	(372,068)	(506,949)	(134,881)

Total						$372,770	$493,592	$120,822

Total						$372,770	$493,592	$120,822

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at April 30, 2019
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
3 Mo. USD LIBOR	2.36% Fixed	USD	6,460,000	04/09/24	Semi-Annual	$—	$—	$(10,531)	$(10,531)
3 Mo. USD LIBOR	2.36% Fixed	USD	6,900,000	04/09/24	Semi-Annual	—	—	(11,575)	(11,575)
3 Mo. USD LIBOR	2.36% Fixed	USD	6,720,000	04/09/24	Semi-Annual	—	—	(12,067)	(12,067)
3 Mo. USD LIBOR	2.36% Fixed	USD	9,205,000	04/09/24	Semi-Annual	—	—	(14,570)	(14,570)
3 Mo. USD LIBOR	2.75% Fixed	USD	4,640,000	12/20/47	Semi-Annual	—	(99,456)	(79,680)	19,776

Total						$—	$(99,456)	$(128,423)	$(28,967)

Foreign Currency Contracts Outstanding at April 30, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
1,534,000	AUD	1,079,039	USD	BOA	06/06/19	$3,343	$—
250,000	CAD	187,338	USD	BOA	05/13/19	—	(664)
1,073,000	CAD	798,286	USD	BCLY	06/06/19	3,420	—
765,000	CAD	573,444	USD	CBK	06/19/19	—	(1,676)
915,000	CAD	681,959	USD	UBS	07/17/19	2,373	—
121,000,000	CLP	181,214	USD	BNP	06/19/19	—	(2,620)
9,982,000	CNH	1,485,605	USD	JPM	06/19/19	—	(3,768)
572,000,000	COP	181,472	USD	MSC	06/19/19	—	(5,003)
4,150,000	CZK	182,832	USD	BNP	06/19/19	—	(994)
659,000	DKK	99,517	USD	CBK	06/06/19	—	(167)
10,320,000	EGP	579,446	USD	GSC	06/19/19	12,854	—
500,000	EGP	26,441	USD	GSC	07/09/19	2,102	—
13,910,000	EGP	779,927	USD	GSC	09/18/19	—	(575)
11,339,000	EUR	12,754,175	USD	BCLY	06/06/19	4,460	—
64,000	EUR	72,067	USD	SCB	06/19/19	28	—
55,000	EUR	62,181	USD	HSBC	06/19/19	—	(225)
112,000	EUR	126,943	USD	BCLY	06/19/19	—	(778)
344,000	EUR	390,747	USD	MSC	06/19/19	—	(3,239)
299,000	EUR	340,307	USD	UBS	06/19/19	—	(3,490)
451,000	GBP	585,477	USD	BMO	06/06/19	3,810	—
71,000	GBP	92,754	USD	SSG	06/06/19	16	—
51,200,000	HUF	185,031	USD	BNP	06/19/19	—	(7,104)
7,100,000	JPY	64,719	USD	UBS	05/07/19	—	(945)
1,081,005,000	JPY	9,693,460	USD	ANZ	06/06/19	40,872	—
7,100,000	JPY	63,613	USD	UBS	06/06/19	322	—
14,400,000	JPY	129,590	USD	GSC	06/06/19	80	—
1,449,000	MXN	75,699	USD	CBK	06/06/19	279	—
728,000	PEN	219,568	USD	BNP	06/19/19	112	—
3,840,000	PHP	72,065	USD	UBS	06/19/19	1,315	—
481,000	PLN	125,966	USD	DEUT	06/06/19	43	—
700,000	PLN	184,380	USD	BNP	06/19/19	—	(922)
12,150,000	RUB	182,975	USD	GSC	06/19/19	3,580	—

The accompanying notes are an integral part of these financial statements.

116

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
454,000	SEK	48,627	USD	MSC	06/07/19	$—	$(675)
50,000	SGD	36,806	USD	HSBC	06/06/19	—	(21)
1,000,000	TRY	173,555	USD	BCLY	06/19/19	—	(11,078)
2,082,660	USD	2,945,000	AUD	MSC	06/19/19	4,085	—
133,083	USD	185,000	AUD	RBS	09/26/19	2,178	—
464,504	USD	1,747,000	BRL	BCLY	06/04/19	20,171	—
162,674	USD	635,000	BRL	GSC	06/04/19	1,168	—
189,728	USD	250,000	CAD	JPM	05/13/19	3,053	—
37,509	USD	50,000	CAD	SSG	05/13/19	174	—
2,203,359	USD	2,930,000	CAD	BMO	06/19/19	13,448	—
985,771	USD	1,305,000	CAD	MSC	06/19/19	10,401	—
350,991	USD	460,000	CAD	BNP	06/19/19	7,182	—
551,408	USD	730,000	CAD	DEUT	07/03/19	5,609	—
356,797	USD	470,000	CAD	MSC	07/08/19	5,353	—
692,487	USD	915,000	CAD	GSC	07/17/19	8,155	—
871,135	USD	1,150,000	CAD	SSG	07/25/19	10,891	—
1,259,318	USD	1,663,000	CAD	DEUT	08/16/19	14,760	—
643,150	USD	850,000	CAD	UBS	08/19/19	6,984	—
67,866	USD	90,000	CAD	BMO	09/10/19	476	—
247,035	USD	330,000	CAD	DEUT	09/10/19	—	(64)
681,347	USD	905,000	CAD	GSC	10/01/19	3,388	—
538,717	USD	710,000	CAD	SSG	10/15/19	6,677	—
742,890	USD	970,000	CAD	NAB	12/03/19	15,256	—
1,052,748	USD	980,000	CHF	BNP	10/13/20	44,028	—
535,931	USD	500,000	CHF	HSBC	10/13/20	21,279	—
1,220,109	USD	1,060,000	EUR	JPM	05/02/19	31,003	—
25,463,916	USD	22,637,389	EUR	JPM	05/31/19	5,669	—
226,358	USD	202,000	EUR	SSG	05/31/19	—	(813)
177,740	USD	158,000	EUR	JPM	06/06/19	—	(42)
67,211	USD	60,000	EUR	BOA	06/06/19	—	(301)
485,120	USD	433,000	EUR	MSC	06/06/19	—	(2,091)
16,123,260	USD	14,158,000	EUR	GSC	06/19/19	174,597	—
566,808	USD	499,000	EUR	BNP	06/19/19	4,696	—
137,304	USD	120,000	EUR	HSBC	06/19/19	2,127	—
241,551	USD	213,000	EUR	JPM	06/19/19	1,611	—
118,579	USD	104,000	EUR	BOA	06/19/19	1,425	—
256,308	USD	227,000	EUR	BCLY	06/19/19	597	—
303,560	USD	269,000	EUR	CBA	06/19/19	537	—
10,143	USD	9,000	EUR	MSC	06/19/19	5	—
63,288	USD	55,000	EUR	HSBC	07/12/19	1,204	—
500,417	USD	435,000	EUR	GSC	08/01/19	8,535	—
563,914	USD	485,000	EUR	BNP	08/16/19	14,818	—
1,184,443	USD	1,050,000	EUR	BOA	09/03/19	—	(6,082)
172,039	USD	150,000	EUR	SSG	10/11/19	1,431	—
755,075	USD	582,000	GBP	JPM	05/31/19	—	(5,145)
48,325	USD	37,000	GBP	MSC	06/06/19	—	(20)
3,631,533	USD	2,735,000	GBP	BMO	06/19/19	55,541	—
488,107	USD	376,000	GBP	RBS	07/31/19	—	(4,528)
63,464	USD	7,100,000	JPY	UBS	05/07/19	—	(310)
4,017,650	USD	437,500,000	JPY	BCLY	05/09/19	87,206	—
4,488,758	USD	484,750,000	JPY	JPM	05/13/19	132,282	—
4,400,762	USD	479,250,000	JPY	JPM	05/20/19	91,040	—
2,284,388	USD	250,000,000	JPY	JPM	05/28/19	34,632	—
2,691,437	USD	295,900,000	JPY	MSC	06/03/19	27,521	—
201,688	USD	22,500,000	JPY	MSC	06/06/19	—	(922)
3,667,643	USD	405,700,000	JPY	MSC	06/19/19	10,599	—
2,446,718	USD	271,700,000	JPY	MSC	07/29/19	—	(10,241)
54,261	USD	1,065,000	MXN	RBC	06/19/19	—	(1,464)
60,774	USD	252,000	MYR	UBS	06/07/19	—	(132)
60,980	USD	522,000	NOK	MSC	06/06/19	385	—
370,321	USD	540,000	NZD	BMO	06/19/19	9,321	—
33,989	USD	130,000	PLN	GSC	06/06/19	—	(68)
188,591	USD	12,150,000	RUB	JPM	06/19/19	2,037	—
166,568	USD	1,000,000	TRY	GSC	06/19/19	4,091	—
210,286	USD	3,045,000	ZAR	BNP	06/19/19	—	(1,320)
378,000	ZAR	26,210	USD	BCLY	06/06/19	99	—

Total						$986,734	$(77,487)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

117

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$62,369,555	$—	$62,369,553	$2
Corporate Bonds	117,687,605	—	117,687,605	—
Foreign Government Obligations	142,454,417	—	142,454,417	—
Municipal Bonds	7,903,083	—	7,903,083	—
Senior Floating Rate Interests	138,053,782	—	138,053,782	—
U.S. Government Agencies	34,714,158	—	34,714,158	—
U.S. Government Securities	27,776,915	—	27,776,915	—
Common Stocks
Energy	572,486	—	21,925	550,561
Escrows	1	—	—	1
Convertible Preferred Stocks	534,450	534,450	—	—
Warrants	251	—	—	251
Short-Term Investments	6,119,129	1,700,395	4,418,734	—
Purchased Options	87,812	—	87,812	—
Foreign Currency Contracts(2)	986,734	—	986,734	—
Futures Contracts(2)	1,290,249	1,290,249	—	—
Swaps - Credit Default(2)	1,529,936	—	1,529,817	119
Swaps - Interest Rate(2)	19,776	—	19,776	—

Total	$542,100,339	$3,525,094	$538,024,311	$550,934

Liabilities
Foreign Currency Contracts(2)	$(77,487)	$—	$(77,487)	$—
Futures Contracts(2)	(464,606)	(464,606)	—	—
Swaps - Credit Default(2)	(960,804)	—	(956,101)	(4,703)
Swaps - Interest Rate(2)	(48,743)	—	(48,743)	—

Total	$(1,551,640)	$(464,606)	$(1,082,331)	$(4,703)

(1)	For the six-month period ended April 30, 2019, $0 was transferred into Level 3 and there were no transfers out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six-month period ended April 30, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

118

The Hartford Total Return Bond Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 31.8%
	Asset-Backed - Automobile - 0.5%
$509,693	CIG Automobile Receivables Trust 2.71%, 05/15/2023(1)	$508,715
2,435,000	Credit Acceptance Auto Loan Trust 2.65%, 06/15/2026(1)	2,428,993
1,504,713	Skopos Auto Receivables Trust 3.19%, 09/15/2021(1)	1,505,003
4,310,000	Westlake Automobile Receivables Trust 3.28%, 12/15/2022(1)	4,329,516

		8,772,227

	Asset-Backed - Finance & Insurance - 15.1%
1,540,000	AIMCO CLO Ltd. 3 mo. USD LIBOR + 0.850%, 3.45%, 01/15/2028(1)(2)	1,533,213
48,429	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 5.82%, 11/25/2035(3)	48,487
4,200,000	AMMC CLO Ltd. 3 mo. USD LIBOR + 1.250%, 3.83%, 07/25/2029(1)(2)	4,197,871
	Anchorage Capital CLO Ltd.
6,130,000	3 mo. USD LIBOR + 1.000%, 3.58%, 07/28/2028(1)(2)	6,106,651
2,910,000	3 mo. USD LIBOR + 1.510%, 4.11%, 01/15/2029(1)(2)	2,911,056
3,970,000	Apex Credit CLO Ltd. 3 mo. USD LIBOR + 1.470%, 4.05%, 04/24/2029(1)(2)	3,968,797
486,129	Apidos CLO 3 mo. USD LIBOR + 0.980%, 3.57%, 01/19/2025(1)(2)	486,089
6,225,000	Atrium 3 mo. USD LIBOR + 0.830%, 3.42%, 04/22/2027(1)(2)	6,199,204
	Avery Point CLO Ltd.
2,519,025	3 mo. USD LIBOR + 1.100%, 3.68%, 04/25/2026(1)(2)	2,519,020
1,058,965	3 mo. USD LIBOR + 1.120%, 3.72%, 01/18/2025(1)(2)	1,060,200
638,804	Babson CLO Ltd. 3 mo. USD LIBOR + 1.150%, 3.74%, 07/20/2025(1)(2)	638,479
5,569,248	Bayview Koitere Fund Trust 3.50%, 07/28/2057(1)(4)	5,604,435
	Bayview Opportunity Master Fund Trust
2,335,253	3.50%, 01/28/2055(1)(4)	2,345,877
2,784,133	3.50%, 06/28/2057(1)(4)	2,797,312
5,506,412	3.50%, 10/28/2057(1)(4)	5,545,958
3,659,390	3.50%, 01/28/2058(1)(4)	3,681,865
2,059,224	4.00%, 11/28/2053(1)(4)	2,095,072
4,036,875	4.00%, 10/28/2064(1)(4)	4,124,331
4,620,325	Bellemeade Re Ltd. 1 mo. USD LIBOR + 0.950%, 3.43%, 08/25/2028(1)(2)	4,623,242
255,000	Benefit Street Partners CLO Ltd. 3 mo. USD LIBOR + 0.800%, 3.40%, 10/18/2029(1)(2)	254,873
	BlueMountain CLO Ltd.
6,210,000	3 mo. USD LIBOR + 0.930%, 3.53%, 07/18/2027(1)(2)	6,166,859
6,099,000	3 mo. USD LIBOR + 1.180%, 3.77%, 10/22/2030(1)(2)	6,076,708
323,750	Cal Funding Ltd. 3.47%, 10/25/2027(1)	323,867
	Carlyle Global Market Strategies CLO Ltd.
4,630,000	1 mo. USD LIBOR + 0.780%, 3.36%, 04/27/2027(1)(2)	4,614,781
2,815,000	3 mo. USD LIBOR + 1.900%, 4.49%, 10/20/2029(1)(2)	2,827,102
	CBAM Ltd.
3,470,000	3 mo. USD LIBOR + 1.120%, 3.71%, 10/20/2029(1)(2)	3,452,268
1,480,000	3 mo. USD LIBOR + 1.230%, 3.82%, 10/17/2029(1)(2)	1,478,098

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 31.8% - (continued)
	Asset-Backed - Finance & Insurance - 15.1% - (continued)
	CIFC Funding Ltd.
$343,945	3 mo. USD LIBOR + 0.850%, 3.45%, 07/16/2030(1)(2)	$343,928
4,175,000	3 mo. USD LIBOR + 1.050%, 3.63%, 04/24/2030(1)(2)	4,141,955
4,140,000	Cirrus Funding Ltd. 4.80%, 01/25/2037(1)	4,286,680
874,547	Civic Mortgage LLC 3.89%, 06/25/2022(1)(3)	872,734
1,910,000	Covenant Credit Partners CLO Ltd. 3 mo. USD LIBOR + 1.850%, 4.45%, 10/15/2029(1)(2)	1,908,963
3,262,050	Domino’s Pizza Master Issuer LLC 4.12%, 07/25/2048(1)	3,320,702
	Dryden Senior Loan Fund
4,398,000	3 mo. USD LIBOR + 0.820%, 3.50%, 11/15/2028(1)(2)	4,366,796
5,350,000	3 mo. USD LIBOR + 1.210%, 3.81%, 07/18/2030(1)(2)	5,340,311
	First Franklin Mortgage Loan Trust
2,250,478	1 mo. USD LIBOR + 0.240%, 2.72%, 04/25/2036(2)	2,081,081
1,065,000	1 mo. USD LIBOR + 0.310%, 2.79%, 09/25/2036(2)	965,528
3,435,000	Flatiron CLO Ltd. 3 mo. USD LIBOR + 1.250%, 3.93%, 05/15/2030(1)(2)	3,430,376
3,980,000	KKR CLO Ltd. 3 mo. USD LIBOR + 1.340%, 3.94%, 04/15/2029(1)(2)	3,972,621
2,875,000	Lendmark Funding Trust 2.83%, 12/22/2025(1)	2,853,475
	Madison Park Funding Ltd.
4,825,000	3 mo. USD LIBOR + 1.160%, 3.75%, 07/23/2029(1)(2)	4,829,458
3,125,000	3 mo. USD LIBOR + 1.190%, 3.78%, 10/21/2030(1)(2)	3,117,831
3,178,587	3 mo. USD LIBOR + 1.260%, 3.85%, 07/20/2026(1)(2)	3,182,907
	Magnetite Ltd.
4,396,734	3 mo. USD LIBOR + 1.000%, 3.58%, 07/25/2026(1)(2)	4,400,379
3,070,000	3 mo. USD LIBOR + 1.500%, 4.08%, 07/25/2026(1)(2)	3,069,850
2,370,000	Magnetite VIII Ltd. 3 mo. USD LIBOR + 0.980%, 3.58%, 04/15/2031(1)(2)	2,352,457
6,597,432	Magnetite XI Ltd. 3 mo. USD LIBOR + 1.120%, 3.72%, 01/18/2027(1)(2)	6,603,825
5,632,000	Magnetite XVIII Ltd. 3 mo. USD LIBOR + 1.080%, 3.76%, 11/15/2028(1)(2)	5,622,949
391,942	Marlette Funding Trust 2.36%, 12/15/2024(1)	391,542
4,384,962	MFA Trust 3.35%, 11/25/2047(1)(3)	4,386,681
502,397	Nationstar HECM Loan Trust 2.04%, 09/25/2027(1)(4)	501,914
	NRZ Advance Receivables Trust
1,270,000	2.58%, 10/15/2049(1)	1,267,059
4,895,000	3.11%, 12/15/2050(1)	4,897,797
4,425,000	3.21%, 02/15/2051(1)	4,434,347
	NRZ Excess Spread-Collateralized Notes
6,721,267	3.19%, 01/25/2023(1)	6,694,830
2,536,712	3.27%, 02/25/2023(1)	2,536,337
742,578	Oak Hill Advisors Residential Loan Trust 3.00%, 06/25/2057(1)(3)	741,902
4,015,000	OCP CLO Ltd. 3 mo. USD LIBOR + 0.850%, 3.44%, 04/17/2027(1)(2)	4,007,556
3,020,000	Octagon Investment Partners Ltd. 3 mo. USD LIBOR + 1.320%, 3.91%, 03/17/2030(1)(2)	3,022,253
	OneMain Financial Issuance Trust
7,054,000	2.37%, 09/14/2032(1)	7,006,143
394,531	4.10%, 03/20/2028(1)	394,899

The accompanying notes are an integral part of these financial statements.

119

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 31.8% - (continued)
	Asset-Backed - Finance & Insurance - 15.1% - (continued)
$53,125	OZLM Funding Ltd. 3 mo. USD LIBOR + 0.900%, 3.49%, 07/22/2029(1)(2)	$53,122
105,298	Prosper Marketplace Issuance Trust 2.36%, 11/15/2023(1)	105,257
2,710,000	SBA Tower Trust 2.90%, 10/15/2044(1)(3)	2,707,291
2,179,567	Seneca Park CLO Ltd. 3 mo. USD LIBOR + 1.120%, 3.71%, 07/17/2026(1)(2)	2,179,015
3,420,000	Shackleton CLO Ltd. 3 mo. USD LIBOR + 1.020%, 3.61%, 07/17/2028(1)(2)	3,409,870
	SoFi Consumer Loan Program LLC
1,005,720	2.50%, 05/26/2026(1)	1,000,170
499,776	2.77%, 05/25/2026(1)	499,371
931,801	3.05%, 12/26/2025(1)	932,743
755,744	3.09%, 10/27/2025(1)	756,380
791,838	3.28%, 01/26/2026(1)	795,756
	Sound Point CLO Ltd.
6,850,000	3 mo. USD LIBOR + 0.890%, 3.48%, 01/20/2028(1)(2)	6,828,690
2,100,000	3 mo. USD LIBOR + 1.390%, 3.98%, 01/23/2029(1)(2)	2,100,361
	Springleaf Funding Trust
7,215,000	2.68%, 07/15/2030(1)	7,174,549
2,684,365	2.90%, 11/15/2029(1)	2,682,240
4,175,000	SPS Servicer Advance Receivables Trust 2.75%, 11/15/2049(1)	4,167,144
3,500,007	Symphony CLO Ltd. 3 mo. USD LIBOR + 1.280%, 3.88%, 07/14/2026(1)(2)	3,501,197
2,621,677	Thacher Park CLO Ltd. 3 mo. USD LIBOR + 1.160%, 3.75%, 10/20/2026(1)(2)	2,623,101
	Towd Point Mortgage Trust
4,102,736	2.75%, 10/25/2056(1)(4)	4,046,789
1,719,892	2.75%, 04/25/2057(1)(4)	1,699,240
2,887,815	2.75%, 06/25/2057(1)(4)	2,846,648
3,279,009	2.75%, 07/25/2057(1)(4)	3,234,804
4,335,000	Treman Park CLO Ltd. 3 mo. USD LIBOR + 1.070%, 3.66%, 10/20/2028(1)(2)	4,338,121
2,355,000	Venture CLO Ltd. 3 mo. USD LIBOR + 1.300%, 3.89%, 07/20/2030(1)(2)	2,353,801
6,295,000	Vibrant CLO VI Ltd. 3 mo. USD LIBOR + 1.240%, 3.87%, 06/20/2029(1)(2)	6,289,372
	Voya CLO Ltd.
3,520,000	3 mo. USD LIBOR + 0.900%, 3.50%, 01/18/2029(1)(2)	3,486,644
2,030,000	3 mo. USD LIBOR + 1.130%, 3.73%, 10/15/2030(1)(2)	2,021,732
1,500,000	3 mo. USD LIBOR + 1.250%, 3.84%, 04/17/2030(1)(2)	1,497,355
1,505,000	3 mo. USD LIBOR + 1.250%, 3.85%, 01/18/2029(1)(2)	1,474,266
1,347,938	Wendy’s Funding LLC 3.88%, 03/15/2048(1)	1,321,141
1,690,000	Wingstop Funding LLC 4.97%, 12/05/2048(1)	1,746,581
4,650,000	York CLO Ltd. 3 mo. USD LIBOR + 1.630%, 2.73%, 01/20/2030(1)(2)	4,667,740
5,625,000	Zais CLO Ltd. 3 mo. USD LIBOR + 1.530%, 4.13%, 10/15/2028(1)(2)	5,626,997

		285,197,269

	Asset-Backed - Home Equity - 1.2%
	GSAA Home Equity Trust
24,822	1 mo. USD LIBOR + 0.070%, 2.55%, 12/25/2046(2)	12,397
3,087,407	1 mo. USD LIBOR + 0.080%, 2.56%, 02/25/2037(2)	1,514,190
953,302	1 mo. USD LIBOR + 0.090%, 2.57%, 12/25/2036(2)	415,671

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 31.8% - (continued)
	Asset-Backed - Home Equity - 1.2% - (continued)
$1,656,147	1 mo. USD LIBOR + 0.100%, 2.58%, 03/25/2037(2)	$782,596
1,445,442	1 mo. USD LIBOR + 0.180%, 2.66%, 11/25/2036(2)	636,742
1,409,489	5.99%, 06/25/2036(4)	636,822
7,541,073	Legacy Mortgage Asset Trust 4.00%, 03/25/2058(1)(3)	7,589,659
40,775	Morgan Stanley Asset-Backed Securities Capital, Inc. Trust 1 mo. USD LIBOR + 0.150%, 2.63%, 06/25/2036(2)	33,233
1,328,059	Morgan Stanley Mortgage Loan Trust 1 mo. USD LIBOR + 0.170%, 2.65%, 11/25/2036(2)	556,996
	New Residential Mortgage Loan Trust
4,932,747	4.00%, 08/27/2057(1)(4)	5,029,660
683,719	4.00%, 12/25/2057(1)(4)	698,658
487,741	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037(3)	223,530
	Soundview Home Loan Trust
3,055,659	1 mo. USD LIBOR + 0.180%, 2.66%, 07/25/2037(2)	2,773,373
830,000	1 mo. USD LIBOR + 0.240%, 2.72%, 07/25/2036(2)	764,985
1,110,000	1 mo. USD LIBOR + 0.250%, 2.73%, 11/25/2036(2)	1,030,254

		22,698,766

	Collateralized - Mortgage Obligations - 0.2%
1,310,420	Consumer Loan Underlying Bond Credit Trust 2.61%, 01/15/2024(1)	1,305,598
3,215,000	Structured Agency Credit Risk Trust 1 mo. USD LIBOR + 0.750%, 3.23%, 09/25/2048(1)(2)	3,213,064

		4,518,662

	Commercial Mortgage-Backed Securities - 4.9%
30,123,612	Banc of America Commercial Mortgage Trust 0.88%, 11/15/2050(4)(5)	1,560,289
	BBCMS Mortgage Trust
23,681,414	1.68%, 02/15/2050(4)(5)	2,075,250
7,661,000	1 mo. USD LIBOR + 0.850%, 3.32%, 08/15/2036(1)(2)	7,651,417
3,871,256	Benchmark Mortgage Trust 0.69%, 07/15/2051(4)(5)	141,327
2,535,000	CAMB Commercial Mortgage Trust 3 mo. USD LIBOR + 2.550%, 5.02%, 12/15/2037(1)(2)	2,555,585
	Citigroup Commercial Mortgage Trust
12,207,151	1.13%, 07/10/2047(4)(5)	502,907
15,636,055	1.24%, 04/10/2048(4)(5)	719,381
5,620,000	3.19%, 04/10/2048	5,680,556
1,045,000	3.76%, 06/10/2048	1,088,498
415,000	4.76%, 03/10/2047(1)(4)	400,139
	Commercial Mortgage Trust
3,690,171	0.84%, 08/10/2046(4)(5)	95,163
2,693,870	2.04%, 07/10/2046(1)(4)(5)	45,109
380,000	2.54%, 12/10/2045	377,966
687,000	2.77%, 12/10/2045	688,097
945,249	2.85%, 10/15/2045	940,919
745,000	2.94%, 01/10/2046	746,746
735,000	3.10%, 03/10/2046	742,168
965,728	3.21%, 03/10/2046	976,905
362,472	3.33%, 06/10/2046	368,605
3,050,000	3.42%, 03/10/2031(1)	3,132,536
905,000	3.61%, 06/10/2046(4)	931,805
305,000	3.69%, 08/10/2047	315,597
1,350,000	3.83%, 07/15/2047	1,404,189
764,052	4.02%, 07/10/2045	798,262

The accompanying notes are an integral part of these financial statements.

120

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 31.8% - (continued)
	Commercial Mortgage-Backed Securities - 4.9% - (continued)
$420,000	4.07%, 02/10/2047(4)	$441,227
390,000	4.21%, 08/10/2046	410,996
660,000	4.21%, 08/10/2046(4)	695,374
595,000	4.37%, 07/10/2045(4)	627,733
805,000	4.72%, 10/15/2045(1)(4)	185,206
1,825,000	4.75%, 10/15/2045(1)(4)	986,376
50,814	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	49,840
	CSAIL Commercial Mortgage Trust
27,692,587	0.93%, 06/15/2057(4)(5)	1,002,951
1,466,738	1.04%, 04/15/2050(4)(5)	56,246
5,770,909	1.17%, 11/15/2048(4)(5)	254,606
10,258,250	1.95%, 01/15/2049(4)(5)	873,184
430,000	3.54%, 11/15/2048	441,438
2,072,000	3.72%, 08/15/2048	2,144,817
74,000	3.76%, 11/15/2048	76,941
3,152,608	DBUBS Mortgage Trust 0.89%, 11/10/2046(1)(4)(5)	22,421
1,614,605	Four Times Square Trust Commercial Mortgage Pass-Through Certificates 5.40%, 12/13/2028(1)	1,671,910
	FREMF Mortgage Trust
2,495,000	3.09%, 10/25/2047(1)(4)	2,490,134
2,710,000	5.45%, 09/25/2043(1)(4)	2,772,552
216,885	GE Business Loan Trust 1 mo. USD LIBOR + 1.000%, 3.47%, 05/15/2034(1)(2)	204,095
2,010,000	GS Mortgage Securities Corp. 2.95%, 11/05/2034(1)	2,013,541
	GS Mortgage Securities Trust
23,420,343	0.12%, 07/10/2046(4)(5)	84,283
3,111,535	1.50%, 08/10/2044(1)(4)(5)	71,777
695,000	3.67%, 04/10/2047(1)	221,531
825,000	4.07%, 01/10/2047	863,621
1,310,000	5.13%, 04/10/2047(1)(4)	1,135,270
	JP Morgan Chase Commercial Mortgage Securities Trust
1,325,000	2.73%, 10/15/2045(1)(4)	717,461
991,343	2.84%, 12/15/2047	993,190
730,000	4.53%, 12/15/2047(1)(4)	626,277
970,000	5.55%, 08/15/2046(1)(4)	978,940
	JPMBB Commercial Mortgage Securities Trust
12,054,348	0.85%, 09/15/2047(4)(5)	313,348
4,561,078	0.94%, 05/15/2048(4)(5)	123,691
263,628	3.36%, 07/15/2045	269,112
	Morgan Stanley Bank of America Merrill Lynch Trust
4,178,436	1.18%, 10/15/2048(4)(5)	214,688
9,312,304	1.24%, 12/15/2047(4)(5)	317,053
700,000	2.92%, 02/15/2046	703,653
1,465,000	3.13%, 12/15/2048	1,483,367
880,000	3.18%, 08/15/2045	890,992
730,173	4.26%, 10/15/2046(4)	772,372
	Morgan Stanley Capital Trust
13,681,937	0.52%, 09/15/2047(1)(4)(5)	62,643
2,659,250	1.60%, 06/15/2050(4)(5)	208,994
2,605,000	3.47%, 08/11/2033(1)	2,643,935
3,540,000	3.78%, 05/15/2048(4)	3,686,018
885,000	5.29%, 07/15/2049(1)(4)	778,561
211,558	5.31%, 10/12/2052(1)(4)	19,705
2,165,000	MTRO Commercial Mortgage Trust 1 mo. USD LIBOR + 1.800%, 4.27%, 12/15/2033(1)(2)	2,167,027
4,000,000	Oaktown Re II Ltd. 3 mo. USD LIBOR + 1.550%, 4.03%, 07/25/2028(1)(2)	3,989,934
	UBS Commercial Mortgage Trust
5,589,970	1.24%, 08/15/2050(4)(5)	381,418
935,000	3.43%, 08/15/2050	947,799

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 31.8% - (continued)
	Commercial Mortgage-Backed Securities - 4.9% - (continued)
	UBS-Barclays Commercial Mortgage Trust
$920,000	2.85%, 12/10/2045	$922,916
2,215,000	3.09%, 08/10/2049	2,237,844
	Wells Fargo Commercial Mortgage Trust
12,597,621	1.28%, 05/15/2048(4)(5)	557,733
380,000	2.92%, 11/15/2049	373,912
295,000	2.94%, 10/15/2049	290,451
10,000	3.17%, 02/15/2048	10,063
645,000	3.29%, 05/15/2048	653,859
605,000	3.41%, 09/15/2058	616,786
373,000	3.64%, 03/15/2050	384,379
1,095,000	3.79%, 09/15/2048	1,137,027
255,000	4.24%, 05/15/2048(4)	243,276
	WF-RBS Commercial Mortgage Trust
1,731,495	1.40%, 03/15/2047(4)(5)	77,958
802,927	2.87%, 11/15/2045	804,149
1,490,000	3.00%, 08/15/2045	1,499,960
1,545,000	3.02%, 11/15/2047(1)	835,760
740,000	3.07%, 03/15/2045	747,029
350,000	3.35%, 05/15/2045	352,949
660,281	4.00%, 05/15/2047	692,215
225,000	4.05%, 03/15/2047	235,015
745,125	4.10%, 03/15/2047	786,080
1,070,000	4.15%, 08/15/2046(4)	1,123,510
345,000	5.00%, 06/15/2044(1)(4)	269,249
770,000	5.77%, 04/15/2045(1)(4)	800,707

		92,680,491

	Other ABS - 1.0%
3,281,000	Barings CLO Ltd. 1 mo. USD LIBOR + 0.950%, 3.54%, 07/20/2029(1)(2)	3,260,658
5,804,763	Seasoned Credit Risk Transfer Trust 3.50%, 03/25/2058	5,801,315
2,032,171	Vericrest Opportunity Loan Trust 3.97%, 03/25/2049(1)(3)	2,034,523
3,687,003	VOLT LXIV LLC 3.38%, 10/25/2047(1)(3)	3,683,191
2,023,294	VOLT LXVI LLC 4.34%, 05/25/2048(1)(3)	2,028,839
1,183,792	VOLT LXXI LLC 3.97%, 09/25/2048(1)(3)	1,187,274

		17,995,800

	Whole Loan Collateral CMO - 8.9%
193,847	Adjustable Rate Mortgage Trust 1 mo. USD LIBOR + 0.540%, 3.02%, 11/25/2035(2)	193,023
	Alternative Loan Trust
463,514	1 mo. USD LIBOR + 0.320%, 2.80%, 11/25/2035(2)	425,456
1,794,301	1 mo. USD LIBOR + 0.540%, 3.02%, 01/25/2036(2)	1,721,562
1,207,735	12 mo. USD MTA + 1.350%, 3.80%, 08/25/2035(2)	1,103,665
332,910	5.75%, 05/25/2036	239,840
247,277	6.00%, 05/25/2036	204,297
169,814	6.00%, 12/25/2036	113,003
1,697,667	Angel Oak Mortgage Trust LLC 3.63%, 03/25/2049(1)(4)	1,707,204
	Banc of America Funding Trust
572,784	1 mo. USD LIBOR + 0.300%, 2.79%, 05/20/2047(2)	540,517
1,896,565	5.77%, 05/25/2037(4)	1,841,845
71,421	5.85%, 01/25/2037(3)	70,297
	Bear Stearns Adjustable Rate Mortgage Trust
350,244	4.46%, 02/25/2036(4)	306,338
514,311	12 mo. USD CMT + 2.300%, 4.73%, 10/25/2035(2)	522,428
1,972,729	Bear Stearns Alt-A Trust 1 mo. USD LIBOR + 0.500%, 2.98%, 01/25/2036(2)	2,033,134

The accompanying notes are an integral part of these financial statements.

121

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 31.8% - (continued)
	Whole Loan Collateral CMO - 8.9% - (continued)
$599,877	Bear Stearns Mortgage Funding Trust 1 mo. USD LIBOR + 0.180%, 2.66%, 10/25/2036(2)	$557,447
	Bellemeade Re Ltd.
4,888,000	1 mo. USD LIBOR + 1.200%, 3.68%, 10/25/2027(1)(2)	4,887,998
4,510,000	1 mo. USD LIBOR + 1.300%, 3.78%, 03/25/2029(1)(2)	4,512,684
2,830,000	Cent CLO Ltd. 3 mo. USD LIBOR + 1.150%, 3.73%, 07/27/2030(1)(2)	2,811,520
511,104	Chase Mortgage Finance Trust 4.27%, 12/25/2035(4)	495,828
	CHL Mortgage Pass-Through Trust
577,289	1 mo. USD LIBOR + 0.680%, 3.16%, 03/25/2035(2)	536,700
751,798	3.85%, 11/20/2035(4)	690,819
268,914	4.01%, 06/20/2035(4)	271,783
1,007,896	4.02%, 09/25/2047(4)	942,681
542,823	4.63%, 04/20/2036(4)	435,279
5,293,986	CIM Trust 3.00%, 04/25/2057(1)(4)	5,252,288
1,915,000	Colombia Cent CLO Ltd. 3 mo. USD LIBOR + 1.150%, 3.73%, 10/25/2028(1)(2)	1,910,883
3,373,416	COLT Mortgage Loan Trust 3.34%, 05/25/2049(1)(4)	3,374,704
861,288	Credit Suisse First Boston Mortgage Securities Corp. 5.50%, 06/25/2035	831,910
	CSMC Trust
2,169,134	3.25%, 04/25/2047(1)(4)	2,130,591
3,129,849	4.13%, 07/25/2058(1)(4)	3,143,564
1,044,436	Deephaven Residential Mortgage Trust 2.45%, 06/25/2047(1)(4)	1,033,206
170,568	DSLA Mortgage Loan Trust 1 mo. USD LIBOR + 0.360%, 2.85%, 01/19/2045(2)	164,441
1,765,143	Fannie Mae Connecticut Avenue Securities 1 mo. USD LIBOR + 4.350%, 6.83%, 05/25/2029(2)	1,918,067
	GMACM Mortgage Loan Trust
403,821	4.04%, 09/19/2035(4)	398,491
79,448	4.26%, 04/19/2036(4)	71,759
	GSR Mortgage Loan Trust
2,507,683	1 mo. USD LIBOR + 0.300%, 2.78%, 01/25/2037(2)	1,315,077
155,178	4.31%, 10/25/2035(4)	128,884
1,424,307	4.40%, 01/25/2036(4)	1,430,396
	HarborView Mortgage Loan Trust
821,131	1 mo. USD LIBOR + 0.190%, 2.68%, 01/19/2038(2)	774,104
1,563,100	1 mo. USD LIBOR + 0.240%, 2.73%, 12/19/2036(2)	1,445,397
2,330,000	Home Re Ltd. 1 mo. USD LIBOR + 1.600%, 4.08%, 10/25/2028(1)(2)	2,328,510
	IndyMac Index Mortgage Loan Trust
1,226,089	3.96%, 04/25/2037(4)	935,471
492,944	3.99%, 03/25/2036(4)	445,812
425,243	4.56%, 01/25/2036(4)	422,058
	JP Morgan Mortgage Trust
385,704	4.44%, 09/25/2035(4)	392,349
128,587	4.49%, 04/25/2037(4)	120,197
369,309	4.52%, 05/25/2036(4)	361,903
2,840,000	LCM XX L.P. 3 mo. USD LIBOR + 1.040%, 3.63%, 10/20/2027(1)(2)	2,837,742
563,795	Lehman XS Trust 1 mo. USD LIBOR + 0.210%, 2.69%, 07/25/2046(2)	549,735
	LSTAR Securities Investment Ltd.
2,105,000	1 mo. USD LIBOR + 1.500%, 3.98%, 04/01/2024(1)(2)(6)(10)	2,105,000

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 31.8% - (continued)
	Whole Loan Collateral CMO - 8.9% - (continued)
$1,378,895	1 mo. USD LIBOR + 1.650%, 4.15%, 11/01/2022(1)(2)	$1,382,823
	LSTAR Securities Investment Trust
1,066,000	1 mo. USD LIBOR + 1.500%, 3.98%, 04/01/2024(1)(2)(6)(10)	1,066,000
3,014,571	1 mo. USD LIBOR + 1.700%”, 4.19%, 03/01/2024(1)(2)	3,014,571
2,811,021	Luminent Mortgage Trust 1 mo. USD LIBOR + 0.190%, 2.67%, 05/25/2046(2)	2,499,517
	MetLife Securitization Trust
1,890,306	3.00%, 04/25/2055(1)(4)	1,877,775
3,924,362	3.75%, 03/25/2057(1)(4)	3,976,719
1,176,084	MFA Trust 2.59%, 02/25/2057(1)(4)	1,165,121
4,009,907	Mill City Mortgage Loan Trust 2.75%, 01/25/2061(1)(4)	3,963,244
610,870	Morgan Stanley Mortgage Loan Trust 4.30%, 05/25/2036(4)	451,938
5,319,821	New Residential Mortgage LLC 3.79%, 07/25/2054(1)	5,363,015
	New Residential Mortgage Loan Trust
6,203,000	1 mo. USD LIBOR + 0.750%, 3.23%, 01/25/2048(1)(2)	6,185,561
3,229,213	3.75%, 11/26/2035(1)(4)	3,278,380
3,107,107	3.75%, 11/25/2056(1)(4)	3,151,862
4,570,488	1 mo. USD LIBOR + 1.500%, 3.98%, 06/25/2057(1)(2)	4,665,112
6,246,000	4.00%, 02/25/2057(1)(4)	6,383,181
6,226,218	4.00%, 03/25/2057(1)(4)	6,390,702
4,266,195	4.00%, 04/25/2057(1)(4)	4,369,699
4,166,540	4.00%, 05/25/2057(1)(4)	4,275,511
900,778	OBX Trust 1 mo. USD LIBOR + 0.650%, 3.13%, 06/25/2057(1)(2)	895,889
	OZLM Ltd.
1,120,000	3 mo. USD LIBOR + 1.010%, 3.60%, 07/17/2029(1)(2)	1,111,040
3,765,000	3 mo. USD LIBOR + 1.050%, 3.63%, 04/30/2027(1)(2)	3,751,559
3,012,844	PMT Credit Risk Transfer Trust 1 mo. USD LIBOR + 2.000%, 4.48%, 03/27/2024(1)(2)	3,013,810
1,111,033	RBSGC Mortgage Loan Trust 6.25%, 01/25/2037	1,091,596
	Residential Accredit Loans, Inc.
1,675,978	1 mo. USD LIBOR + 0.300%, 2.78%, 04/25/2036(2)	1,562,475
1,461,398	3.68%, 11/25/2037(4)	1,314,188
1,117,669	6.00%, 12/25/2035	1,082,825
791,506	Residential Asset Securitization Trust 5.50%, 06/25/2035	700,763
548,161	Residential Funding Mortgage Securities, Inc. 4.16%, 08/25/2035(4)	410,701
	Seasoned Credit Risk Transfer Trust
1,862,331	3.50%, 11/25/2057	1,874,585
4,921,083	3.50%, 07/25/2058	4,949,579
688,674	TBW Mortgage-Backed Trust 6.00%, 07/25/2036	486,659
	Towd Point Mortgage Trust
2,490,822	2.25%, 04/25/2056(1)(4)	2,453,660
2,143,570	2.75%, 08/25/2055(1)(4)	2,120,860
260,768	3.00%, 03/25/2054(1)(4)	259,232
4,367,498	1 mo. USD LIBOR + 0.600%, 3.08%, 02/25/2057(1)(2)	4,356,487
3,637,460	Verus Securitization Trust 3.68%, 06/01/2058(1)(4)	3,676,074
	WaMu Mortgage Pass-Through Certificates Trust
514,011	12 mo. USD MTA + 0.880%, 3.33%, 10/25/2046(2)	484,038

The accompanying notes are an integral part of these financial statements.

122

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 31.8% - (continued)
		Whole Loan Collateral CMO - 8.9% - (continued)
	$419,410	12 mo. USD MTA + 0.980%, 3.43%, 07/25/2046(2)	$404,839
	1,086,444	3.59%, 06/25/2037(4)	1,021,040
		Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
	1,238,123	1 mo. USD LIBOR + 0.600%, 3.08%, 07/25/2036(2)	847,339
	628,955	12 mo. USD MTA + 0.830%, 3.28%, 11/25/2046(2)	574,571
		Wells Fargo Commercial Mortgage Trust
	29,707,178	1.29%, 09/15/2057(4)(5)	1,268,250
	859,000	3.84%, 09/15/2058	895,965
	282,421	Wells Fargo Mortgage Backed Securities Trust 4.66%, 09/25/2036(4)	284,774

			167,341,416

		Total Asset & Commercial Mortgage Backed Securities (cost $599,896,065)	$599,204,631

CORPORATE BONDS - 29.0%
		Aerospace/Defense - 0.4%
		DAE Funding LLC
	65,000	4.50%, 08/01/2022(1)	$65,650
	70,000	5.00%, 08/01/2024(1)	71,925
	1,147,000	Lockheed Martin Corp. 4.09%, 09/15/2052	1,161,774
		United Technologies Corp.
	140,000	2.80%, 05/04/2024	138,516
	4,060,000	3.65%, 08/16/2023	4,161,496
	1,115,000	3.95%, 08/16/2025	1,164,940
	335,000	4.63%, 11/16/2048	355,165

			7,119,466

		Agriculture - 0.9%
		Altria Group, Inc.
	650,000	2.63%, 09/16/2026	603,134
	1,590,000	2.85%, 08/09/2022	1,581,222
	680,000	3.80%, 02/14/2024	692,682
	740,000	3.88%, 09/16/2046	618,676
	735,000	4.40%, 02/14/2026	759,176
	3,635,000	5.80%, 02/14/2039	3,887,839
	2,655,000	5.95%, 02/14/2049	2,870,062
		BAT Capital Corp.
	2,185,000	3.56%, 08/15/2027	2,080,254
	3,055,000	4.39%, 08/15/2037	2,775,503
	645,000	Imperial Brands Finance plc 3.75%, 07/21/2022(1)	653,795

			16,522,343

		Airlines - 0.1%
		Delta Air Lines, Inc.
	430,000	3.63%, 03/15/2022	433,409
	1,190,000	3.80%, 04/19/2023	1,213,166

			1,646,575

		Auto Manufacturers - 0.5%
CAD	995,000	Daimler Canada Finance, Inc. 3 mo. CDOR + 0.830%, 2.85%, 07/08/2019(2)	743,781
	$315,000	Daimler Finance North America LLC 3 mo. USD LIBOR + 0.390%, 3.13%, 05/04/2020(1)(2)	314,800
CAD	425,000	Ford Credit Canada Co. 3.14%, 06/14/2019	317,606
		Ford Motor Co.
	$300,000	4.75%, 01/15/2043	254,923
	465,000	5.29%, 12/08/2046	423,772

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 29.0% - (continued)
		Auto Manufacturers - 0.5% - (continued)
		Ford Motor Credit Co. LLC
	$200,000	3 mo. USD LIBOR + 1.000%, 3.59%, 01/09/2020(2)	$200,202
	555,000	3.82%, 11/02/2027	517,119
	500,000	4.13%, 08/04/2025	489,177
		General Motors Co.
	120,000	5.20%, 04/01/2045	112,507
	560,000	5.95%, 04/01/2049	579,311
	965,000	6.25%, 10/02/2043	1,016,984
	720,000	6.75%, 04/01/2046	797,093
		General Motors Financial Co., Inc.
	680,000	3.70%, 05/09/2023	683,133
	375,000	3 mo. USD LIBOR + 1.270%, 3.87%, 10/04/2019(2)	376,335
	1,255,000	3.95%, 04/13/2024	1,268,287
	500,000	3 mo. USD LIBOR + 1.560%, 4.16%, 01/15/2020(2)	503,566
CAD	600,000	Toyota Credit Canada, Inc. 1.80%, 02/19/2020(7)	447,011
	1,135,000	VW Credit Canada, Inc. 2.50%, 10/01/2019(7)	847,586

			9,893,193

		Auto Parts & Equipment - 0.0%
	$250,000	Adient Global Holdings Ltd. 4.88%, 08/15/2026(1)	203,125
	285,000	Goodyear Tire & Rubber Co. 5.00%, 05/31/2026(8)	277,053

			480,178

		Beverages - 1.0%
	140,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.70%, 02/01/2036(1)	142,247
		Anheuser-Busch InBev Worldwide, Inc.
	1,526,000	3.75%, 07/15/2042	1,329,836
	1,175,000	4.15%, 01/23/2025	1,227,108
	870,000	4.60%, 04/15/2048	849,128
	2,080,000	4.75%, 04/15/2058	2,037,838
	6,955,000	5.45%, 01/23/2039	7,582,553
		Constellation Brands, Inc.
	815,000	2.65%, 11/07/2022	806,089
	970,000	3.60%, 02/15/2028	961,550
	1,425,000	4.40%, 11/15/2025	1,505,869
	1,597,000	4.75%, 12/01/2025	1,707,013

			18,149,231

		Biotechnology - 0.1%
	1,110,000	Amgen, Inc. 2.65%, 05/11/2022	1,104,319
	585,000	Gilead Sciences, Inc. 3.25%, 09/01/2022	592,985

			1,697,304

		Chemicals - 0.8%
	225,000	Chemours Co. 5.38%, 05/15/2027	224,438
		DowDuPont, Inc.
	200,000	3 mo. USD LIBOR + 0.710%, 3.39%, 11/15/2020(2)(8)	201,567
	2,940,000	4.21%, 11/15/2023	3,081,731
	2,145,000	4.73%, 11/15/2028	2,333,211
		Methanex Corp.
	1,095,000	4.25%, 12/01/2024	1,101,473
	409,000	5.65%, 12/01/2044	386,117
	400,000	Nutrien Ltd. 4.20%, 04/01/2029	414,954
	285,000	Olin Corp. 5.13%, 09/15/2027	288,919
	1,725,000	SABIC Capital II B.V. 4.00%, 10/10/2023(1)	1,774,507
	1,520,000	Sherwin-Williams Co. 3.45%, 06/01/2027	1,500,330
		Syngenta Finance N.V.
	1,810,000	4.89%, 04/24/2025(1)	1,864,018
	2,170,000	5.18%, 04/24/2028(1)	2,219,818

The accompanying notes are an integral part of these financial statements.

123

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 29.0% - (continued)
		Chemicals - 0.8% - (continued)
	$270,000	Versum Materials, Inc. 5.50%, 09/30/2024(1)	$287,212

			15,678,295

		Commercial Banks - 9.0%
		Banco Bilbao Vizcaya Argentaria S.A.
	4,600,000	5 year USD Swap + 3.870%, 6.13%, 11/16/2027(2)(8)(9)	4,191,750
EUR	200,000	5 year EUR Swap + 9.177%, 8.88%, 04/14/2021(2)(7)(9)	249,671
		Banco de Sabadell S.A.
	1,400,000	5 year EUR Swap + 6.051%, 6.13%, 11/23/2022(2)(7)(9)	1,510,101
	2,200,000	5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(2)(7)(9)	2,427,148
	2,000,000	Banco Santander S.A. 5 year EUR Swap + 6.803%, 6.75%, 04/25/2022(2)(7)(9)	2,454,439
		Bank of America Corp.
	$1,185,000	3 mo. USD LIBOR + 1.160%, 3.12%, 01/20/2023(2)	1,188,485
	5,830,000	3 mo. USD LIBOR + 0.810%, 3.37%, 01/23/2026(2)	5,834,938
	3,750,000	3 mo. USD LIBOR + 1.512%, 3.71%, 04/24/2028(2)	3,774,519
	1,070,000	3 mo. USD LIBOR + 0.940%, 3.86%, 07/23/2024(2)	1,099,825
	1,540,000	3 mo. USD LIBOR + 1.210%, 3.97%, 02/07/2030(2)	1,573,235
	885,000	4.00%, 01/22/2025	906,799
	2,190,000	4.20%, 08/26/2024	2,272,283
	2,235,000	7.75%, 05/14/2038	3,128,779
	365,000	Bank of China Hong Kong Ltd. 5.55%, 02/11/2020(7)	371,812
	805,000	Bank of China Ltd. 3 mo. USD LIBOR + 0.770%, 3.46%, 02/14/2020(2)(7)	805,634
		Barclays plc
	1,385,000	3.93%, 05/07/2025	1,385,942
	225,000	5 year USD Swap + 6.772%, 7.88%, 03/15/2022(2)(7)(9)	237,094
		BNP Paribas S.A.
	2,305,000	3.38%, 01/09/2025(1)	2,279,662
	2,030,000	4.40%, 08/14/2028(1)	2,105,446
	430,000	5 year USD Swap + 2.838%, 5.13%, 11/15/2027(1)(2)(9)	386,462
	1,040,000	5 year USD Swap + 6.314%, 7.63%, 03/30/2021(1)(2)(9)	1,095,900
		BPCE S.A.
	510,000	2.75%, 01/11/2023(1)	504,747
	1,090,000	3.00%, 05/22/2022(1)	1,083,829
EUR	200,000	Caixa Geral de Depositos S.A. 5 year EUR Swap + 10.925%, 10.75%, 03/30/2022(2)(7)(9)	260,658
	800,000	CaixaBank S.A. 5 year EUR Swap + 6.498%, 6.75%, 06/13/2024(2)(7)(9)	960,413
		Capital One Financial Corp.
	$200,000	3 mo. USD LIBOR + 0.760%, 3.46%, 05/12/2020(2)	200,996
	1,490,000	3.90%, 01/29/2024	1,530,320
	270,000	Citibank NA 3 mo. USD LIBOR + 0.320%, 2.90%, 05/01/2020(2)	270,471
		Citigroup, Inc.
	450,000	2.70%, 10/27/2022	446,344
	1,385,000	3.20%, 10/21/2026	1,356,289
	2,500,000	3 mo. USD LIBOR + 0.8966%, 3.35%, 04/24/2025(2)	2,512,728
	1,010,000	3 mo. USD LIBOR + 1.151%, 3.52%, 10/27/2028(2)	996,935

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 29.0% - (continued)
		Commercial Banks - 9.0% - (continued)
	$2,680,000	3 mo. USD LIBOR + 1.100%, 3.78%, 05/17/2024(2)	$2,705,768
	4,550,000	3 mo. USD LIBOR + 1.338%, 3.98%, 03/20/2030(2)	4,633,289
	835,000	3 mo. USD LIBOR + 1.192%, 4.08%, 04/23/2029(2)	857,043
	880,000	4.45%, 09/29/2027	913,278
	94,000	4.65%, 07/30/2045	100,697
	797,000	4.75%, 05/18/2046	837,844
	2,400,000	Credit Agricole S.A. 5 year USD Swap + 6.185%, 8.13%, 12/23/2025(1)(2)(9)	2,732,664
	4,990,000	Credit Suisse Group AG 5 year USD Swap + 3.455%, 6.25%, 12/18/2024(1)(2)(9)	5,092,016
		Danske Bank A/S
	2,500,000	5.00%, 01/12/2022(1)	2,570,809
	2,935,000	5.38%, 01/12/2024(1)	3,073,686
EUR	700,000	5 year EUR Swap + 5.471%, 5.88%, 04/06/2022(2)(7)(9)	810,637
	$900,000	DNB Bank ASA 5 year USD Swap + 5.080%, 6.50%, 03/26/2022(2)(7)(9)	932,625
		Goldman Sachs Group, Inc.
	1,660,000	3 mo. USD LIBOR + 0.821%, 2.88%, 10/31/2022(2)	1,650,427
	2,720,000	3 mo. USD LIBOR + 0.990%, 2.91%, 07/24/2023(2)	2,697,976
	500,000	3 mo. USD LIBOR + 0.800%, 3.41%, 12/13/2019(2)	501,687
	1,215,000	3 mo. USD LIBOR + 1.510%, 3.69%, 06/05/2028(2)	1,203,584
	4,110,000	3 mo. USD LIBOR + 1.158%, 3.81%, 04/23/2029(2)	4,081,519
	1,165,000	3 mo. USD LIBOR + 1.373%, 4.02%, 10/31/2038(2)	1,130,443
	1,255,000	3 mo. USD LIBOR + 1.301%, 4.22%, 05/01/2029(2)	1,282,096
	425,000	5.15%, 05/22/2045	454,625
	585,000	6.25%, 02/01/2041	733,804
	1,005,000	6.75%, 10/01/2037	1,240,301
		HSBC Bank Canada
CAD	50,000	1 mo.CAD CDOR + 0.210%, 2.19%, 07/10/2019(2)	37,338
	500,000	2.94%, 01/14/2020	375,666
		HSBC Holdings plc
	$1,125,000	2.95%, 05/25/2021	1,127,319
	1,360,000	3.40%, 03/08/2021	1,373,813
	1,125,000	3.60%, 05/25/2023	1,149,248
	1,235,000	3 mo. USD LIBOR + 1.535%, 4.58%, 06/19/2029(2)	1,307,515
	2,400,000	5 year USD ICE Swap + 3.746%, 6.00%, 05/22/2027(2)(9)	2,404,512
	2,125,000	5 year USD ICE Swap + 3.453%, 6.25%, 03/23/2023(2)(9)	2,172,812
	250,000	Industrial & Commercial Bank of China Ltd. 3 mo. USD LIBOR + 0.770%, 3.42%, 05/23/2020(2)(7)	250,339
		Intesa Sanpaolo S.p.A.
	395,000	3.38%, 01/12/2023(1)	388,213
	2,945,000	5 year USD Swap + 5.462%, 7.70%, 09/17/2025(1)(2)(8)(9)	2,884,274
EUR	800,000	5 year EUR Swap + 7.192%, 7.75%, 01/11/2027(2)(7)(9)	1,008,777
		JP Morgan Chase & Co.
	$960,000	2.40%, 06/07/2021	953,713
	3,765,000	3 mo. USD LIBOR + 1.155%, 3.22%, 03/01/2025(2)	3,765,761

The accompanying notes are an integral part of these financial statements.

124

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 29.0% - (continued)
		Commercial Banks - 9.0% - (continued)
	$1,785,000	3 mo. USD LIBOR + 0.945%, 3.51%, 01/23/2029(2)	$1,768,263
	2,290,000	3 mo. USD LIBOR + 1.160%, 3.70%, 05/06/2030(2)	2,294,988
	1,570,000	3 mo. USD LIBOR + 0.890%, 3.80%, 07/23/2024(2)	1,611,849
	4,305,000	3 mo. USD LIBOR + 1.245%, 3.96%, 01/29/2027(2)	4,447,098
	1,285,000	3 mo. USD LIBOR + 1.120%, 4.01%, 04/23/2029(2)	1,320,254
		Morgan Stanley
	1,030,000	2.63%, 11/17/2021	1,025,824
	3,540,000	2.75%, 05/19/2022	3,521,946
	3,945,000	3 mo. USD LIBOR + 1.340%, 3.59%, 07/22/2028(2)	3,940,284
	635,000	3.63%, 01/20/2027	641,089
	1,515,000	3.95%, 04/23/2027	1,529,805
	2,710,000	4.00%, 07/23/2025	2,817,474
	3,625,000	Royal Bank of Canada 2.80%, 04/29/2022	3,627,670
	520,000	Royal Bank of Scotland Group plc 5 year USD Swap + 5.720%, 8.00%, 08/10/2025(2)(9)	566,150
	1,375,000	Santander Holdings USA, Inc. 3.70%, 03/28/2022	1,388,955
		Societe Generale S.A.
	925,000	5 year USD Swap + 3.929%, 6.75%, 04/06/2028(1)(2)(9)	897,250
	2,225,000	5 year USD Swap + 6.238%, 7.38%, 09/13/2021(1)(2)(9)	2,314,000
	200,000	5 year USD Swap + 4.979%, 7.88%, 12/18/2023(1)(2)(9)	211,000
		Standard Chartered plc
	470,000	3 mo. USD LIBOR + 1.130%, 3.81%, 08/19/2019(2)(7)	471,169
	2,050,000	5 year USD Swap + 6.301%, 7.50%, 04/02/2022(2)(7)(9)	2,162,108
		UBS Group Funding Switzerland AG
	980,000	2.65%, 02/01/2022(1)	970,841
	900,000	5 year USD ICE Swap + 5.497%, 6.88%, 03/22/2021(2)(7)(9)	929,124
	2,315,000	5 year USD Swap + 5.464%, 7.13%, 02/19/2020(2)(7)(9)	2,361,300
		UniCredit S.p.A.
EUR	1,825,000	5 year EUR Swap + 4.925%, 5.38%, 06/03/2025(2)(7)(9)	1,814,084
	$2,275,000	6.57%, 01/14/2022(1)	2,397,415
EUR	1,475,000	5 year EUR Swap + 6.387%, 6.63%, 06/03/2023(2)(7)(9)	1,645,857
	$1,070,000	5 year USD Swap + 5.180%, 8.00%, 06/03/2024(2)(7)(9)	1,029,875
		Wells Fargo & Co.
	1,615,000	2.63%, 07/22/2022	1,601,157
	1,190,000	3.00%, 04/22/2026	1,162,671
	955,000	3.00%, 10/23/2026	929,122
	2,805,000	3.07%, 01/24/2023	2,810,367
	2,975,000	3 mo. USD LIBOR + 1.310%, 3.58%, 05/22/2028(2)	2,986,852
	2,715,000	3.75%, 01/24/2024	2,793,855
	390,000	4.90%, 11/17/2045	418,277
	410,000	5.61%, 01/15/2044	479,641

			169,727,386

		Commercial Services - 0.5%
	4,634,000	Acwa Power Management And Investments One Ltd. 5.95%, 12/15/2039(1)	4,784,605
	210,000	Ashtead Capital, Inc. 4.13%, 08/15/2025(1)	208,425
	4,030,000	IHS Markit Ltd. 4.13%, 08/01/2023	4,125,592

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 29.0% - (continued)
		Commercial Services - 0.5% - (continued)
	$265,000	United Rentals North America, Inc. 5.50%, 07/15/2025	$274,407

			9,393,029

		Construction Materials - 0.0%
		Standard Industries, Inc.
	145,000	5.00%, 02/15/2027(1)	142,462
	255,000	5.38%, 11/15/2024(1)	259,781
	435,000	6.00%, 10/15/2025(1)	454,123

			856,366

		Diversified Financial Services - 0.2%
	1,865,000	American Express Co. 3.40%, 02/27/2023	1,897,381
AUD	100,000	GE Capital Australia Funding Pty Ltd. 5.00%, 09/26/2019(7)	70,962
CAD	880,000	GE Capital Canada Funding Co. 5.68%, 09/10/2019	664,785
		Navient Corp.
	$100,000	5.88%, 03/25/2021	103,375
	70,000	5.88%, 10/25/2024	70,350
	275,000	6.63%, 07/26/2021	288,063
	270,000	7.25%, 01/25/2022	289,237
	90,000	7.25%, 09/25/2023	97,425

			3,481,578

		Electric - 1.1%
	485,000	AES Corp. 4.88%, 05/15/2023	492,546
	950,000	Berkshire Hathaway Energy Co. 3.25%, 04/15/2028	945,024
	850,000	DTE Energy Co. 1.50%, 10/01/2019	845,153
	575,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	603,054
	1,225,000	Duke Energy Florida LLC 3.40%, 10/01/2046	1,121,151
	1,435,000	Duke Energy Progress LLC 4.38%, 03/30/2044	1,524,826
		Exelon Corp.
	370,000	2.45%, 04/15/2021	366,344
	1,880,000	2.85%, 06/15/2020	1,880,661
	2,095,000	3.95%, 06/15/2025	2,189,393
	520,000	Fortis, Inc. 2.10%, 10/04/2021	510,818
	3,407,000	Georgia Power Co. 2.00%, 09/08/2020	3,377,516
	1,230,000	IPALCO Enterprises, Inc. 3.70%, 09/01/2024	1,243,743
	2,275,000	NextEra Energy Capital Holdings, Inc. 3.15%, 04/01/2024	2,283,536
	495,000	Oncor Electric Delivery Co. LLC 5.75%, 03/15/2029	591,704
	245,000	South Carolina Electric & Gas Co. 4.25%, 08/15/2028	262,923
		Southern Co.
	490,000	2.95%, 07/01/2023	489,381
	1,270,000	3.25%, 07/01/2026	1,252,716

			19,980,489

		Electronics - 0.0%
	760,000	Fortive Corp. 2.35%, 06/15/2021	752,227

		Engineering & Construction - 0.7%
	1,895,000	Fluor Corp. 4.25%, 09/15/2028	1,924,189
CAD	600,000	Heathrow Funding Ltd. 4.00%, 07/03/2019(1)(7)	449,152
	$3,620,000	International Airport Finance S.A. 12.00%, 03/15/2033(1)	3,886,070
		SBA Tower Trust
	4,130,000	3.17%, 04/09/2047(1)	4,131,292
	2,040,000	3.45%, 03/15/2048(1)	2,052,305

			12,443,008

		Entertainment - 0.1%
	1,080,000	GLP Capital L.P. / GLP Financing II, Inc. 5.30%, 01/15/2029	1,139,184

The accompanying notes are an integral part of these financial statements.

125

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 29.0% - (continued)
	Entertainment - 0.1% - (continued)
	WMG Acquisition Corp.
$425,000	4.88%, 11/01/2024(1)	$432,969
185,000	5.00%, 08/01/2023(1)	188,700

		1,760,853

	Food - 0.2%
	Conagra Brands, Inc.
635,000	3 mo. USD LIBOR + 0.750%, 3.34%, 10/22/2020(2)	635,205
655,000	4.30%, 05/01/2024	681,284
240,000	4.60%, 11/01/2025	253,639
75,000	5.30%, 11/01/2038	77,237
	Kraft Heinz Foods Co.
1,350,000	3.00%, 06/01/2026	1,273,302
395,000	4.38%, 06/01/2046	349,454
1,015,000	4.63%, 01/30/2029	1,052,028
285,000	TreeHouse Foods, Inc. 6.00%, 02/15/2024(1)(8)	297,113

		4,619,262

	Food Service - 0.0%
580,000	Aramark Services, Inc. 5.00%, 02/01/2028(1)	590,324

	Forest Products & Paper - 0.1%
2,065,000	Suzano Austria GmbH 6.00%, 01/15/2029(1)	2,209,550

	Gas - 0.1%
	AmeriGas Partners L.P. / AmeriGas Finance Corp.
40,000	5.63%, 05/20/2024	41,700
365,000	5.88%, 08/20/2026	380,056
1,260,000	Sempra Energy 2.40%, 02/01/2020	1,256,399

		1,678,155

	Healthcare-Products - 0.4%
	Becton Dickinson and Co.
3,425,000	3.36%, 06/06/2024	3,432,727
1,445,000	3.70%, 06/06/2027	1,438,917
1,900,000	Boston Scientific Corp. 4.00%, 03/01/2028	1,954,755
	Thermo Fisher Scientific, Inc.
320,000	2.95%, 09/19/2026	310,620
190,000	3.00%, 04/15/2023	190,323

		7,327,342

	Healthcare-Services - 0.8%
590,000	Aetna, Inc. 2.80%, 06/15/2023	579,483
	Anthem, Inc.
1,895,000	3.50%, 08/15/2024	1,918,256
885,000	3.65%, 12/01/2027	877,285
320,000	4.63%, 05/15/2042	322,779
	Cigna Corp.
450,000	3 mo. USD LIBOR + 0.350%, 2.97%, 03/17/2020(1)(2)	450,128
1,150,000	4.13%, 11/15/2025(1)	1,188,668
6,410,000	4.38%, 10/15/2028(1)	6,611,917
	Community Health Systems, Inc.
480,000	5.13%, 08/01/2021(8)	472,800
75,000	6.25%, 03/31/2023	73,031
	UnitedHealth Group, Inc.
805,000	3.50%, 06/15/2023	826,055
780,000	3.70%, 12/15/2025	808,124
1,195,000	3.75%, 07/15/2025	1,243,853
435,000	4.75%, 07/15/2045	478,563

		15,850,942

	Home Builders - 0.1%
530,000	Lennar Corp. 4.75%, 11/29/2027	540,308
285,000	PulteGroup, Inc. 5.50%, 03/01/2026	300,675
475,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	484,500

		1,325,483

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 29.0% - (continued)
	Insurance - 0.3%
$660,000	CNO Financial Group, Inc. 5.25%, 05/30/2025	$692,175
	Genworth Holdings, Inc.
10,000	4.80%, 02/15/2024(8)	8,300
350,000	4.90%, 08/15/2023	295,750
15,000	7.63%, 09/24/2021	14,625
	Marsh & McLennan Cos., Inc.
1,275,000	3.88%, 03/15/2024	1,325,170
815,000	4.38%, 03/15/2029	870,327
895,000	4.75%, 03/15/2039	972,272
175,000	Massachusetts Mutual Life Insurance Co. 8.88%, 06/01/2039(1)	273,665
380,000	MGIC Investment Corp. 5.75%, 08/15/2023	407,550
795,000	Willis North America, Inc. 3.60%, 05/15/2024	803,587

		5,663,421

	Internet - 0.7%
	Alibaba Group Holding Ltd.
2,680,000	3.40%, 12/06/2027	2,623,957
615,000	4.00%, 12/06/2037	598,638
850,000	4.20%, 12/06/2047	835,453
	Amazon.com, Inc.
660,000	2.80%, 08/22/2024	660,871
2,030,000	3.88%, 08/22/2037	2,091,488
140,000	Symantec Corp. 5.00%, 04/15/2025(1)	142,746
	Tencent Holdings Ltd.
1,670,000	2.99%, 01/19/2023(1)	1,658,178
330,000	3.58%, 04/11/2026(1)	330,097
905,000	3.60%, 01/19/2028(1)	891,482
2,665,000	3.98%, 04/11/2029(1)	2,685,003

		12,517,913

	Iron/Steel - 0.3%
285,000	Commercial Metals Co. 5.38%, 07/15/2027	280,725
200,000	Steel Dynamics, Inc. 5.50%, 10/01/2024	206,500
	Vale Overseas Ltd.
3,625,000	6.25%, 08/10/2026	3,958,500
340,000	6.88%, 11/10/2039	394,825

		4,840,550

	IT Services - 0.1%
505,000	Apple, Inc. 3.45%, 02/09/2045	470,433
175,000	Hewlett Packard Enterprise Co. 6.35%, 10/15/2045	186,111
250,000	IBM Credit LLC 3 mo. USD LIBOR + 0.47%, 3.10%, 11/30/2020(2)	251,597

		908,141

	Leisure Time - 0.0%
135,000	VOC Escrow Ltd. 5.00%, 02/15/2028(1)	133,988

	Lodging - 0.0%
230,000	Hilton Domestic Operating Co., Inc. 5.13%, 05/01/2026(1)	235,462
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
50,000	5.25%, 05/15/2027(1)	48,813
75,000	5.50%, 03/01/2025(1)	75,938

		360,213

	Machinery - Construction & Mining - 0.0%
145,000	BWX Technologies, Inc. 5.38%, 07/15/2026(1)	147,900

	Media - 1.7%
	CCO Holdings LLC / CCO Holdings Capital Corp.
30,000	5.13%, 05/01/2027(1)	30,450
170,000	5.75%, 02/15/2026(1)	177,565

The accompanying notes are an integral part of these financial statements.

126

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 29.0% - (continued)
		Media - 1.7% - (continued)
		Charter Communications Operating LLC / Charter Communications Operating Capital
	$2,400,000	4.20%, 03/15/2028	$2,401,842
	465,000	5.75%, 04/01/2048	490,363
	1,355,000	6.48%, 10/23/2045	1,534,851
		Comcast Corp.
	600,000	2.35%, 01/15/2027	561,576
	245,000	3.20%, 07/15/2036	223,366
	570,000	3.95%, 10/15/2025	597,126
	40,000	4.05%, 11/01/2052	38,826
	825,000	4.15%, 10/15/2028	873,231
	860,000	4.25%, 10/15/2030	914,836
	630,000	4.60%, 10/15/2038	677,969
	430,000	4.95%, 10/15/2058	480,910
		Cox Communications, Inc.
	2,596,000	3.15%, 08/15/2024(1)	2,570,135
	330,000	4.80%, 02/01/2035(1)	312,437
	310,000	CSC Holdings LLC 5.50%, 04/15/2027(1)	319,340
		Discovery Communications LLC
	1,108,000	3.80%, 03/13/2024	1,130,353
	927,000	3.95%, 06/15/2025	937,366
	500,000	4.90%, 03/11/2026	531,806
	1,065,000	5.00%, 09/20/2037	1,060,949
	1,570,000	6.35%, 06/01/2040	1,764,689
	505,000	DISH DBS Corp. 5.88%, 11/15/2024	435,562
	2,230,000	Fox Corp. 4.03%, 01/25/2024(1)	2,318,238
	335,000	Liberty Interactive LLC 8.25%, 02/01/2030	346,725
	1,104,000	NBCUniversal Media LLC 5.95%, 04/01/2041	1,362,395
	1,175,000	Time Warner Cable LLC 4.50%, 09/15/2042	1,048,060
	2,535,000	Time Warner Entertainment Co. L.P. 8.38%, 07/15/2033	3,332,706
		Viacom, Inc.
	1,960,000	4.25%, 09/01/2023	2,039,533
	584,000	4.38%, 03/15/2043	530,219
	45,000	3 mo. USD LIBOR + 3.895%, 5.88%, 02/28/2057(2)	45,337
	50,000	3 mo. USD LIBOR + 3.899%, 6.25%, 02/28/2057(2)	51,380
		Videotron Ltd.
	70,000	5.13%, 04/15/2027(1)	71,575
	480,000	5.38%, 06/15/2024(1)	504,000
	2,555,000	Warner Media LLC 3.80%, 02/15/2027	2,569,884

			32,285,600

		Mining - 0.3%
		Anglo American Capital plc
	745,000	4.75%, 04/10/2027(1)	770,491
	1,710,000	4.88%, 05/14/2025(1)	1,804,406
	2,885,000	Glencore Funding LLC 4.88%, 03/12/2029(1)	2,935,558
	460,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	476,100

			5,986,555

		Miscellaneous Manufacturing - 0.0%
	810,000	Ingersoll-Rand Global Holding Co., Ltd. 2.90%, 02/21/2021	810,931

		Oil & Gas - 1.3%
	150,000	Aker BP ASA 5.88%, 03/31/2025(1)	157,500
	275,000	Antero Resources Corp. 5.63%, 06/01/2023	278,176
		Canadian Natural Resources Ltd.
CAD	1,000,000	2.60%, 12/03/2019	747,735
	660,000	3.05%, 06/19/2019	493,273
	$2,520,000	3.85%, 06/01/2027	2,546,384
	1,770,000	Cimarex Energy Co. 4.38%, 03/15/2029	1,833,031
	800,000	EnCana Corp. 3.90%, 11/15/2021	814,498
		Hess Corp.
	235,000	4.30%, 04/01/2027	237,039

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 29.0% - (continued)
		Oil & Gas - 1.3% - (continued)
	$76,000	6.00%, 01/15/2040	$81,222
	2,121,000	7.13%, 03/15/2033	2,587,769
	825,000	7.30%, 08/15/2031	1,000,365
	1,445,000	Kerr-McGee Corp. 6.95%, 07/01/2024	1,704,993
	491,000	Marathon Oil Corp. 3.85%, 06/01/2025	496,770
	885,000	Marathon Petroleum Corp. 3.80%, 04/01/2028(1)	879,901
	290,000	MEG Energy Corp. 6.50%, 01/15/2025(1)	291,450
	140,000	Nabors Industries, Inc. 4.63%, 09/15/2021	139,475
	1,685,000	Noble Energy, Inc. 5.05%, 11/15/2044	1,740,490
		Petroleos Mexicanos
	250,000	6.00%, 03/05/2020	255,045
	200,000	6.50%, 01/23/2029	199,650
	1,465,000	6.63%, 06/15/2035	1,409,476
	550,000	8.00%, 05/03/2019	549,862
	285,000	QEP Resources, Inc. 5.25%, 05/01/2023	277,163
	370,000	Sinopec Group Overseas Development Ltd. 1.75%, 09/29/2019(7)	368,261
		SM Energy Co.
	130,000	6.13%, 11/15/2022	131,300
	140,000	6.75%, 09/15/2026	134,050
	290,000	Sunoco L.P. / Sunoco Finance Corp. 5.50%, 02/15/2026	295,075
	1,870,000	Tullow Oil plc 7.00%, 03/01/2025(1)	1,906,465
		Valero Energy Corp.
	330,000	3.40%, 09/15/2026	324,843
	595,000	4.00%, 04/01/2029	603,459
	455,000	WPX Energy, Inc. 5.25%, 09/15/2024	469,788
ARS	81,010,352	YPF S.A. 16.50%, 05/09/2022(1)	1,169,173

			24,123,681

		Packaging & Containers - 0.4%
	$3,690,000	Klabin Austria GmbH 5.75%, 04/03/2029(1)	3,697,380
	620,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(1)	648,675
	265,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023(1)	268,845
	2,020,000	WRKCo, Inc. 4.65%, 03/15/2026	2,135,583

			6,750,483

		Pharmaceuticals - 1.0%
	935,000	Allergan Funding SCS 3.45%, 03/15/2022	939,737
		Bausch Health Cos., Inc.
	245,000	6.50%, 03/15/2022(1)	253,575
	95,000	7.00%, 03/15/2024(1)	100,106
	77,000	Baxalta, Inc. 3.60%, 06/23/2022	77,336
	3,260,000	Bayer U.S. Finance LLC 4.25%, 12/15/2025(1)	3,304,480
		CVS Health Corp.
	2,650,000	4.10%, 03/25/2025	2,698,820
	1,640,000	5.05%, 03/25/2048	1,618,201
	1,420,000	5.13%, 07/20/2045	1,411,620
	2,315,000	GlaxoSmithKline Capital, Inc. 3.63%, 05/15/2025	2,393,675
	405,000	IQVIA, Inc. 4.88%, 05/15/2023(1)	411,581
	310,000	Mylan N.V. 5.25%, 06/15/2046	281,643
		Mylan, Inc.
	1,170,000	4.55%, 04/15/2028	1,143,338
	585,000	5.20%, 04/15/2048	526,829
	1,450,000	Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/2021	1,432,825
		Teva Pharmaceutical Finance Netherlands B.V.
	2,500,000	2.80%, 07/21/2023	2,274,109
	95,000	3.15%, 10/01/2026	79,704

			18,947,579

The accompanying notes are an integral part of these financial statements.

127

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 29.0% - (continued)
	Pipelines - 1.1%
	Andeavor Logistics L.P. / Tesoro Logistics Finance Corp.
$1,315,000	4.25%, 12/01/2027	$1,337,620
155,000	6.25%, 10/15/2022	159,263
270,000	Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/2025	290,925
	DCP Midstream Operating L.P.
100,000	3.88%, 03/15/2023	100,000
200,000	4.95%, 04/01/2022	205,000
70,000	5.60%, 04/01/2044	66,500
	Energy Transfer Operating L.P.
405,000	4.20%, 09/15/2023	416,962
855,000	4.50%, 04/15/2024	892,886
2,705,000	5.25%, 04/15/2029	2,912,085
350,000	5.50%, 06/01/2027	380,283
330,000	6.25%, 04/15/2049	370,489
901,000	EQM Midstream Partners L.P. 4.13%, 12/01/2026	850,866
	EQT Midstream Partners L.P.
175,000	4.75%, 07/15/2023	178,386
1,040,000	5.50%, 07/15/2028	1,070,764
	MPLX L.P.
765,000	4.00%, 03/15/2028	765,895
810,000	4.13%, 03/01/2027	818,809
540,000	4.70%, 04/15/2048	520,694
265,000	5.20%, 03/01/2047	272,908
41,000	Panhandle Eastern Pipe Line Co. L.P. 8.13%, 06/01/2019	41,147
200,000	Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	202,582
	Sunoco Logistics Partners Operations L.P.
855,000	4.00%, 10/01/2027	849,461
165,000	5.30%, 04/01/2044	163,165
	Texas Eastern Transmission L.P.
875,000	2.80%, 10/15/2022(1)	862,388
465,000	3.50%, 01/15/2028(1)	452,146
	TransCanada PipeLines Ltd.
440,000	4.75%, 05/15/2038	458,465
180,000	6.10%, 06/01/2040	212,619
460,000	Transcontinental Gas Pipe Line Co. LLC 4.00%, 03/15/2028	469,649
1,585,000	Valero Energy Partners L.P. 4.50%, 03/15/2028	1,658,387
	Western Midstream Operating L.P.
1,890,000	4.50%, 03/01/2028	1,938,095
1,040,000	4.75%, 08/15/2028	1,083,442
335,000	Williams Cos., Inc. 4.30%, 03/04/2024	349,088

		20,350,969

	Real Estate - 0.1%
1,520,000	Valley VIiew Apt 3.35%, 05/01/2029(6)(10)	1,551,587

	Real Estate Investment Trusts - 0.1%
	Crown Castle International Corp.
595,000	3.15%, 07/15/2023	595,425
580,000	3.20%, 09/01/2024	577,656
	Equinix, Inc.
95,000	5.38%, 04/01/2023	96,990
290,000	5.88%, 01/15/2026	306,313

		1,576,384

	Retail - 0.4%
150,000	1011778 BC ULC / New Red Finance, Inc. 4.25%, 05/15/2024(1)	147,750
265,000	Dollar Tree, Inc. 3 mo. USD LIBOR + 0.700%, 3.29%, 04/17/2020(2)	265,021
	Lowe’s Cos., Inc.
2,660,000	3.38%, 09/15/2025	2,688,074

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 29.0% - (continued)
		Retail - 0.4% - (continued)
	$210,000	3.70%, 04/15/2046	$187,392
	1,495,000	McDonald’s Corp. 3.35%, 04/01/2023	1,525,125
	285,000	Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.88%, 03/01/2027	277,163
	435,000	United Rentals North America, Inc. 4.88%, 01/15/2028	431,737
	2,530,000	Walmart, Inc. 3.40%, 06/26/2023	2,599,413
	195,000	William Carter Co. 5.63%, 03/15/2027(1)	201,581

			8,323,256

		Semiconductors - 1.4%
		Broadcom Corp. / Broadcom Cayman Finance Ltd.
	250,000	3.13%, 01/15/2025	238,221
	3,605,000	3.63%, 01/15/2024	3,579,108
	5,285,000	3.88%, 01/15/2027	5,043,212
	4,710,000	Broadcom, Inc. 3.13%, 04/15/2021(1)	4,707,881
	250,000	Entegris, Inc. 4.63%, 02/10/2026(1)	250,000
	740,000	Intel Corp. 4.10%, 05/19/2046	768,114
	1,335,000	Microchip Technology, Inc. 4.33%, 06/01/2023(1)	1,371,764
	4,380,000	Micron Technology, Inc. 4.98%, 02/06/2026	4,509,869
	4,435,000	NXP B.V. / NXP Funding LLC 4.88%, 03/01/2024(1)	4,692,541
	214,000	Qorvo, Inc. 5.50%, 07/15/2026(1)	223,095
	300,000	Sensata Technologies B.V. 5.00%, 10/01/2025(1)	307,500
	211,000	Sensata Technologies UK Financing Co. plc 6.25%, 02/15/2026(1)	222,869

			25,914,174

		Software - 0.2%
		CDK Global, Inc.
	150,000	4.88%, 06/01/2027	151,500
	30,000	5.88%, 06/15/2026	31,575
	680,000	Fidelity National Information Services, Inc. 4.25%, 05/15/2028	704,920
		Microsoft Corp.
	830,000	3.70%, 08/08/2046	832,137
	1,025,000	3.95%, 08/08/2056	1,046,559
		MSCI, Inc.
	360,000	5.25%, 11/15/2024(1)	370,800
	65,000	5.75%, 08/15/2025(1)	68,087
	255,000	Open Text Corp. 5.88%, 06/01/2026(1)	267,112
	665,000	Oracle Corp. 4.00%, 11/15/2047	659,512
	130,000	Western Digital Corp. 4.75%, 02/15/2026	125,450

			4,257,652

		Telecommunications - 2.0%
		AT&T, Inc.
	335,000	3 mo. USD LIBOR + 0.650%, 3.25%, 01/15/2020(2)	336,154
	480,000	4.10%, 02/15/2028	491,152
	255,000	4.25%, 03/01/2027	264,712
	3,121,000	4.30%, 02/15/2030	3,196,619
	2,300,000	4.35%, 03/01/2029	2,377,047
	835,000	4.50%, 05/15/2035	838,377
	4,500,000	GTP Acquisition Partners LLC 3.48%, 06/15/2050(1)	4,533,083
		Nokia Oyj
	10,000	4.38%, 06/12/2027	10,025
	455,000	6.63%, 05/15/2039	484,575
CAD	500,000	Rogers Communications, Inc. 5.38%, 11/04/2019	379,230
	$325,000	Sprint Corp. 7.13%, 06/15/2024	325,711

The accompanying notes are an integral part of these financial statements.

128

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 29.0% - (continued)
		Telecommunications - 2.0% - (continued)
	$4,405,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 5.15%, 09/20/2029(1)	$4,536,665
		Telecom Italia Capital S.A.
	145,000	6.00%, 09/30/2034	134,125
	215,000	7.72%, 06/04/2038	224,138
	2,695,000	Telecom Italia S.p.A. 5.30%, 05/30/2024(1)	2,684,894
	2,045,000	Telefonica Celular del Paraguay 5.88%, 04/15/2027(1)	2,106,350
		Telefonica Emisiones S.A.
	525,000	4.67%, 03/06/2038	517,568
	885,000	4.90%, 03/06/2048	874,701
	775,000	5.21%, 03/08/2047	799,671
	1,680,000	5.52%, 03/01/2049	1,804,000
		Verizon Communications, Inc.
	665,000	3 mo. USD LIBOR + 0.550%, 3.21%, 05/22/2020(2)	667,580
	855,000	3.88%, 02/08/2029	884,723
	1,971,000	4.27%, 01/15/2036	2,016,579
	465,000	4.40%, 11/01/2034	492,487
	1,525,000	4.50%, 08/10/2033	1,635,258
	1,700,000	4.81%, 03/15/2039	1,846,236
	735,000	5.25%, 03/16/2037	836,508
	3,080,000	Vodafone Group plc 4.38%, 05/30/2028	3,171,676

			38,469,844

		Transportation - 0.4%
	2,395,000	CSX Corp. 3.25%, 06/01/2027	2,383,367
	2,075,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.45%, 07/01/2024(1)	2,075,946
	2,495,000	Union Pacific Corp. 4.38%, 09/10/2038	2,604,788

			7,064,101

		Trucking & Leasing - 0.1%
	1,325,000	Avolon Holdings Funding Ltd. 4.38%, 05/01/2026(1)	1,317,143

		Total Corporate Bonds (cost $539,841,855)	$545,484,644

		Energy - Alternate Sources - 0.0%
	350,000	TCEH Corp.*(6)(10)	$—

		Total Escrows (cost $—)	$—

FOREIGN GOVERNMENT OBLIGATIONS - 2.2%
		Argentina - 0.1%
EUR	1,665,000	Argentine Republic Government International Bond 5.25%, 01/15/2028	$1,229,292

		Canada - 0.1%
CAD	900,000	City of Montreal Canada 5.45%, 12/01/2019	686,048
		Hydro Quebec Interest Strip
	210,000	0.00%, 07/16/2019(5)(11)	156,143
	500,000	0.00%, 08/15/2019(5)(11)	371,355
	286,000	Ontario Hydro Corp. Coupon Strip 0.00%, 10/15/2019(5)(11)	211,561
	500,000	Province of British Columbia Canada 5.30%, 06/17/2019	374,894
	485,000	Province of Ontario Canada 2.10%, 09/08/2019	362,412
	120,000	Province of Ontario Canada Generic Coupon Strip 0.00%, 11/03/2019(5)(11)	88,702

			2,251,115

		Egypt - 0.0%
	$725,000	Egypt Government International Bond 8.50%, 01/31/2047(7)	736,912

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 2.2% - (continued)
		Ghana - 0.1%
	$1,165,000	Ghana Government International Bond 8.63%, 06/16/2049(1)	$1,118,889

		Hungary - 0.0%
	580,000	Hungary Government International Bond 6.38%, 03/29/2021	616,842

		Italy - 0.1%
EUR	800,000	Italy Buoni Ordinari del Tesoro BOT 0.21%, 06/14/2019(7)(12)	897,514
		Italy Buoni Poliennali Del Tesoro
	245,000	1.50%, 08/01/2019	275,900
	120,000	2.50%, 05/01/2019	134,592
	120,000	4.25%, 09/01/2019(7)	136,502
	80,000	Italy Certificati di Credito del Tesoro 0.24%, 05/30/2019(12)	89,745

			1,534,253

		Japan - 0.7%
	$400,000	Japan Bank for International Cooperation 3 mo. USD LIBOR + 0.390%, 2.98%, 07/21/2020(2)	401,476
		Japan Treasury Discount Bill
JPY	149,950,000	0.13%, 06/17/2019(12)	1,346,392
	23,900,000	0.15%, 07/29/2019(12)	214,640
	30,000,000	0.16%, 06/10/2019(12)	269,360
	79,650,000	0.20%, 07/22/2019(12)	715,291
	399,600,000	0.21%, 05/27/2019(12)	3,587,622
	315,000,000	0.22%, 05/20/2019(12)	2,827,967
	370,900,000	0.25%, 05/13/2019(12)	3,329,710

			12,692,458

		Mexico - 0.1%
	100,000,000	Mexico Government International Bond 0.40%, 06/14/2019	897,985

		Qatar - 0.6%
		Qatar Government International Bond
	$6,330,000	4.00%, 03/14/2029(1)	6,590,138
	4,440,000	4.82%, 03/14/2049(1)	4,767,450

			11,357,588

		Romania - 0.2%
		Romanian Government International Bond
EUR	1,079,000	4.63%, 04/03/2049(1)	1,310,049
	$2,362,000	6.13%, 01/22/2044(7)	2,732,598

			4,042,647

		South Korea - 0.0%
	445,000	Export-Import Bank of Korea 3 mo. USD LIBOR + 0.460%, 3.05%, 10/21/2019(2)	445,111
	200,000	Korea Development Bank 3 mo. USD LIBOR + 0.450%, 3.09%, 02/27/2020(2)	200,269

			645,380

		Spain - 0.1%
		Spain Letras del Tesoro
EUR	1,005,000	0.00%, 08/16/2019(11)	1,128,490
	100,000	0.00%, 10/11/2019(11)	112,354

			1,240,844

		Tunisia - 0.1%
	2,210,000	Banque Centrale de Tunisie International Bond 6.75%, 10/31/2023(1)	2,486,173

		Total Foreign Government Obligations (cost $41,138,384)	$40,850,378

The accompanying notes are an integral part of these financial statements.

129

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 0.6%
		Education - 0.1%
		Chicago, IL, Board of Education
	$295,000	6.14%, 12/01/2039	$295,525
	1,660,000	6.32%, 11/01/2029	1,705,783

			2,001,308

		General Obligation - 0.4%
	1,235,000	California State, GO Taxable 7.55%, 04/01/2039	1,887,327
		City of Chicago, IL, GO
	715,000	7.05%, 01/01/2029	796,303
	3,345,000	7.38%, 01/01/2033	3,680,537
		State of Illinois, GO
	1,485,000	4.95%, 06/01/2023	1,528,392
	210,000	5.00%, 01/01/2023	215,924
	520,000	5.56%, 02/01/2021	541,559

			8,650,042

		Utility - Electric - 0.1%
	1,213,000	Municipal Electric Auth GA 6.64%, 04/01/2057	1,338,084

		Total Municipal Bonds (cost $11,790,746)	$11,989,434

SENIOR FLOATING RATE INTERESTS - 2.4%(13)
		Advertising - 0.0%
	463,272	Acosta Holdco, Inc. 1 mo. USD LIBOR + 3.250%, 5.73%, 09/26/2021	$195,732

		Aerospace/Defense - 0.1%
	339,890	Circor International, Inc. 1 mo. USD LIBOR + 3.500%, 5.98%, 12/11/2024	339,041
	442,999	TransDigm, Inc. 1 mo. USD LIBOR + 2.500%, 4.98%, 05/30/2025	440,801

			779,842

		Agriculture - 0.0%
	295,352	Pinnacle Operating Corp. 1 mo. USD LIBOR + 5.500%, 4.87%, 11/15/2021	234,805

		Auto Manufacturers - 0.0%
	197,500	Navistar International Corp. 1 mo. USD LIBOR + 3.500%, 5.99%, 11/06/2024	197,401

		Auto Parts & Equipment - 0.1%
	225,000	Adient U.S. LLC 1 mo. USD LIBOR + 4.250%, 0.00%, 04/25/2024(14)	224,930
	227,547	Altra Industrial Motion Corp. 1 mo. USD LIBOR + 2.000%, 4.48%, 10/01/2025	226,837
		Panther BF Aggregator LP
EUR	635,000	1 mo. USD LIBOR + 3.750%, 0.00%, 03/14/2026(14)	712,416
	$415,000	1 mo. USD LIBOR + 3.500%, 0.00%, 04/30/2026(14)	416,299

			1,580,482

		Biotechnology - 0.0%
	326,518	Sotera Health Holdings LLC 1 mo. USD LIBOR + 3.000%, 5.48%, 05/15/2022	323,661

		Chemicals - 0.1%
	99,396	Cabot Microelectronics Corp. 1 mo. ICE LIBOR + 2.250%, 4.75%, 11/14/2025	99,645
	228,324	Chemours Co. 1 mo. USD LIBOR + 1.750%, 4.24%, 04/03/2025	227,182
EUR	204,896	CTC AcquiCo GmbH 3 mo. EURIBOR + 2.750%, 2.75%, 03/07/2025	226,208
	$124,375	LTI Holdings, Inc. 1 mo. USD LIBOR + 3.500%, 5.98%, 09/06/2025	122,548

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 2.4%(13) - (continued)
		Chemicals - 0.1% - (continued)
		Starfruit Finco B.V.
EUR	100,000	3 mo. EURIBOR + 3.750%, 3.75%, 10/01/2025	$112,352
	$100,000	1 mo. USD LIBOR + 3.250%, 5.73%, 10/01/2025	99,563
	400,044	Univar, Inc. 1 mo. USD LIBOR + 2.250%, 4.73%, 07/01/2024	400,212

			1,287,710

		Coal - 0.0%
	623,840	Foresight Energy LLC 3 mo. USD LIBOR + 5.750%, 8.38%, 03/28/2022	584,538

		Commercial Services - 0.2%
	219,450	Allied Universal Holdco LLC 2 mo. USD LIBOR + 4.250%, 6.73%, 07/28/2022	216,542
	288,550	APX Group, Inc. 2 mo. USD LIBOR + 5.000%, 7.49%, 04/01/2024	283,019
	211,775	Ascend Learning LLC 1 mo. USD LIBOR + 3.000%, 5.48%, 07/12/2024	210,716
	338,073	Blackhawk Network Holdings, Inc. 1 mo. USD LIBOR + 3.000%, 5.48%, 06/15/2025	337,793
	146,027	Capital Automotive L.P. 1 mo. USD LIBOR + 6.000%, 8.48%, 03/24/2025	146,355
	100,000	Carbonite, Inc. 2 mo. USD LIBOR + 3.750%, 6.31%, 03/26/2026	100,708
	100,000	Dun & Bradstreet Corp. 1 mo. USD LIBOR + 5.000%, 7.48%, 02/01/2026	100,688
	99,750	Energizer Holdings, Inc. 1 mo. USD LIBOR + 2.250%, 4.75%, 12/17/2025	99,750
	135,000	Quad/Graphics, Inc. 1 mo. USD LIBOR + 5.000%, 7.49%, 01/31/2026	135,506
	456,731	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 11/15/2023	454,365
EUR	215,000	Techem GmbH 3 mo. EURIBOR + 3.750%, 3.75%, 07/31/2025	242,099
	$874,425	Tempo Acquisition LLC 1 mo. USD LIBOR + 3.000%, 5.48%, 05/01/2024	874,609
EUR	115,000	Verisure Holding AB 3 mo. EURIBOR + 3.500%, 3.50%, 10/21/2022	128,984
	$117,188	Weight Watchers International, Inc. 3 mo. USD LIBOR + 4.750%, 7.35%, 11/29/2024	112,500
	391,000	Xerox Business Services LLC 1 mo. USD LIBOR + 2.500%, 4.98%, 12/07/2023	391,000

			3,834,634

		Construction Materials - 0.0%
	267,975	NCI Building Systems, Inc. 3 mo. USD LIBOR + 3.750%, 6.35%, 04/12/2025	263,843

		Distribution/Wholesale - 0.0%
	143,913	Hamilton Holdco LLC 1 mo. USD LIBOR + 2.000%, 4.61%, 07/02/2025	143,733

		Diversified Financial Services - 0.1%
	360,987	AlixPartners LLP 3 mo. USD LIBOR + 2.750%, 5.23%, 04/04/2024	361,099
	164,588	Aretec Group, Inc. 3 mo. USD LIBOR + 4.250%, 6.73%, 10/01/2025	162,891
		Crown Finance U.S., Inc.
EUR	99,000	1 mo. EURIBOR + 2.375%, 2.38%, 02/28/2025	110,345
	$212,600	1 mo. USD LIBOR + 2.500%, 4.73%, 02/28/2025	211,515
	254,363	Financial & Risk U.S. Holdings, Inc. 1 mo. USD LIBOR + 3.750%, 6.23%, 10/01/2025	251,501
	140,000	Millennium Trust Co LLC 1 mo. USD LIBOR + 5.000%, 7.48%, 02/26/2026	138,600

The accompanying notes are an integral part of these financial statements.

130

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 2.4%(13) - (continued)
		Diversified Financial Services - 0.1% - (continued)
EUR	194,028	Nets Holding A/S 3 mo. EURIBOR + 3.000%, 3.00%, 02/06/2025	$215,358
	$259,038	RP Crown Parent LLC 1 mo. USD LIBOR + 2.750%, 5.23%, 10/12/2023	258,714

			1,710,023

		Electric - 0.0%
	275,764	Seadrill Partners Finco LLC 3 mo. USD LIBOR + 6.000%, 8.60%, 02/21/2021	219,726

		Energy - Alternate Sources - 0.0%
	243,163	BCP Renaissance Parent LLC 3 mo. USD LIBOR + 3.500%, 6.08%, 10/31/2024	244,196
	98,750	Medallion Midland Acquisition LLC 1 mo. USD LIBOR + 2.483%, 5.73%, 10/30/2024	98,195

			342,391

		Engineering & Construction - 0.0%
	509,610	Brand Energy & Infrastructure Services, Inc. 3 mo. USD LIBOR + 4.250%, 6.82%, 06/21/2024	499,418
	99,000	Verra Mobility Corp. 1 mo. USD LIBOR + 3.750%, 6.23%, 02/28/2025	99,340

			598,758

		Entertainment - 0.0%
	197,505	Scientific Games International, Inc. 2 mo. USD LIBOR + 2.750%, 5.23%, 08/14/2024	196,900
	109,450	Wyndham Hotels & Resorts, Inc. 1 mo. USD LIBOR + 1.750%, 4.23%, 05/30/2025	109,296

			306,196

		Food - 0.1%
	99,250	CHG PPC Parent LLC 1 mo. USD LIBOR + 2.750%, 5.23%, 03/31/2025	99,188
	419,417	Hostess Brands LLC 1 mo. USD LIBOR + 2.250%, 4.79%, 08/03/2022	418,473
	248,037	Post Holdings, Inc. 1 mo. USD LIBOR + 2.000%, 4.49%, 05/24/2024	248,037

			765,698

		Food Service - 0.0%
	99,750	8th Avenue Food & Provisions, Inc. 3 mo. USD LIBOR + 3.750%, 6.23%, 10/01/2025	100,049
	107,256	Aramark Services, Inc. 3 mo. USD LIBOR + 1.750%, 4.23%, 03/11/2025	106,988

			207,037

		Gas - 0.0%
	110,000	Messer Industries GmbH 1 mo. USD LIBOR + 2.500%, 5.10%, 03/01/2026	109,657

		Healthcare-Products - 0.1%
	280,013	Kinetic Concepts, Inc. 3 mo. USD LIBOR + 3.250%, 5.85%, 02/02/2024	280,626
	221,063	Lifescan Global Corp. 3 mo. USD LIBOR + 6.000%, 8.66%, 09/27/2024	216,918
	236,400	Parexel International Corp. 1 mo. USD LIBOR + 2.750%, 5.23%, 09/27/2024	231,525

			729,069

		Healthcare - Services - 0.2%
	181,450	CDRH Parent, Inc. 3 mo. USD LIBOR + 4.250%, 6.85%, 07/01/2021	153,552
		DentalCorp Perfect Smile ULC
	26,317	3 mo. USD ICE LIBOR + 3.750%, 5.57%, 06/06/2025(15)	25,988

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 2.4%(13) - (continued)
		Healthcare - Services - 0.2% - (continued)
	$104,886	1 mo. USD LIBOR + 3.750%, 6.23%, 06/06/2025	$103,575
	274,313	Envision Healthcare Corp. 1 mo. USD LIBOR + 3.750%, 6.23%, 10/10/2025	264,805
	289,596	Global Medical Response, Inc. 1 mo. USD LIBOR + 3.250%, 5.72%, 04/28/2022	282,151
EUR	337,450	IQVIA, Inc. 3 mo. EURIBOR + 2.000%, 2.50%, 06/11/2025	378,306
	$336,424	Jaguar Holding Co. 3 mo. USD LIBOR + 2.500%, 4.98%, 08/18/2022	334,069
	464,601	MPH Acquisition Holdings LLC 3 mo. USD LIBOR + 2.750%, 5.35%, 06/07/2023	459,746
	122,505	One Call Corp. 1 mo. USD LIBOR + 5.250%, 7.72%, 11/25/2022	105,967
	282,954	Syneos Health, Inc. 1 mo. USD LIBOR + 2.000%, 4.48%, 08/01/2024	282,012
	334,327	U.S. Renal Care, Inc. 3 mo. USD LIBOR + 4.250%, 6.85%, 12/30/2022	334,538

			2,724,709

		Household Products - 0.0%
	261,042	Diamond (BC) B.V. 2 mo. USD LIBOR + 3.000%, 5.58%, 09/06/2024	251,253
	219,375	Revlon Consumer Products Corp. 1 mo. USD LIBOR + 3.500%, 6.13%, 09/07/2023	170,016

			421,269

		Insurance - 0.1%
		Asurion LLC
	666,495	1 mo. USD LIBOR + 3.000%, 5.48%, 08/04/2022	668,581
	370,000	1 mo. USD LIBOR + 6.500%, 8.98%, 08/04/2025	376,937
	228,275	Hub International Ltd. 2 mo. USD LIBOR + 2.750%, 5.34%, 04/25/2025	225,764
	354,113	Sedgwick Claims Management Services, Inc. 1 mo. USD LIBOR + 3.250%, 5.73%, 12/31/2025	352,962

			1,624,244

		Internet - 0.0%
	241,673	Lands’ End, Inc. 1 mo. USD LIBOR + 3.250%, 5.73%, 04/04/2021	234,222

		Leisure Time - 0.1%
	292,260	Caesars Resort Collection LLC 1 mo. USD LIBOR + 2.750%, 5.23%, 12/22/2024	293,052
	663,717	Delta (LUX) S.a.r.l. 1 mo. USD LIBOR + 2.500%, 4.98%, 02/01/2024	653,210
	714,100	Golden Entertainment, Inc. 1 mo. USD LIBOR + 3.000%, 5.48%, 10/21/2024	714,100
	149,625	Penn National Gaming, Inc. 3 mo. USD LIBOR + 2.250%, 4.73%, 10/15/2025	149,649

			1,810,011

		Lodging - 0.1%
	433,504	Boyd Gaming Corp. 1 week USD LIBOR + 2.250%, 4.67%, 09/15/2023	433,565
	478,292	Caesars Entertainment Operating Co. 1 mo. USD LIBOR + 2.000%, 4.48%, 10/06/2024	475,800

			909,365

		Machinery - Construction & Mining - 0.0%
	309,225	Brookfield WEC Holdings, Inc. 1 mo. USD LIBOR + 3.500%, 5.98%, 08/01/2025	310,917
	104,214	Pike Corp. 1 mo. USD LIBOR + 3.500%, 5.99%, 03/23/2025	104,670

			415,587

The accompanying notes are an integral part of these financial statements.

131

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 2.4%(13) - (continued)
	Machinery - Diversified - 0.0%
$226,245	Gates Global LLC 3 mo. USD LIBOR + 2.750%, 5.23%, 04/01/2024	$226,480

	Media - 0.2%
182,225	Altice Financing S.A. 3 mo. USD LIBOR + 2.750%, 5.23%, 01/31/2026	175,809
917,773	Charter Communications Operating LLC 1 mo. USD LIBOR + 2.000%, 4.49%, 04/30/2025	919,397
262,350	CSC Holdings LLC 1 mo. USD LIBOR + 2.500%, 4.97%, 01/25/2026	261,804
174,563	Gray Television, Inc. 1 mo. ICE LIBOR + 2.500%, 4.98%, 01/02/2026	174,824
124,354	Houghton Mifflin Harcourt Publishing Co. 1 mo. USD LIBOR + 3.000%, 5.48%, 05/31/2021	119,660
284,739	MTN Infrastructure TopCo, Inc. 1 mo. USD LIBOR + 3.000%, 5.48%, 11/15/2024	284,454
533,776	Numericable Group S.A. 3 mo. USD LIBOR + 3.688%, 6.16%, 01/31/2026	519,365
530,394	PSAV Holdings LLC 3 mo. USD LIBOR + 3.250%, 5.78%, 03/01/2025	520,784
116,359	Shutterfly, Inc. 1 mo. USD LIBOR + 2.750%, 5.24%, 08/17/2024	115,958
220,000	Telenet Financing USD LLC 1 mo. USD LIBOR + 2.250%, 4.72%, 08/15/2026	219,175
	Unitymedia Finance LLC
320,000	1 mo. USD LIBOR + 2.000%, 4.47%, 06/01/2023	319,155
265,000	1 mo. USD LIBOR + 2.250%, 4.72%, 09/30/2025	264,449
225,557	UPC Financing Partnership 1 mo. USD LIBOR + 2.500%, 4.97%, 01/15/2026	225,546
113,584	Web.com Group, Inc. 3 mo. USD LIBOR + 3.750%, 6.23%, 10/10/2025	112,923

		4,233,303

	Metal Fabricate/Hardware - 0.0%
245,941	Rexnord LLC 1 mo. USD LIBOR + 2.000%, 4.48%, 08/21/2024	246,010

	Miscellaneous Manufacturing - 0.0%
144,688	H.B. Fuller Co. 1 mo. USD LIBOR + 2.000%, 4.49%, 10/20/2024	144,033
423,050	USI, Inc. 3 mo. USD LIBOR + 3.000%, 5.60%, 05/16/2024	418,608

		562,641

	Oil & Gas - 0.1%
54,167	Ascent Resources - Marcellus LLC 1 mo. USD LIBOR + 6.500%, 8.98%, 03/30/2023	54,031
	BCP Raptor LLC
211,238	2 mo. USD LIBOR + 4.250%, 6.88%, 06/24/2024	203,844
115,000	1 mo. USD LIBOR + 4.750%, 7.37%, 11/03/2025	111,227
485,000	California Resources Corp. 1 mo. USD LIBOR + 10.375%, 12.85%, 12/31/2021	498,037
646,774	Fieldwood Energy LLC 1 mo. USD LIBOR + 5.250%, 7.73%, 04/11/2022	621,984
223,875	NorthRiver Midstream Finance L.P. 1 mo. USD LIBOR + 3.250%, 5.85%, 10/01/2025	224,589
291,787	PES Holdings LLC 1 mo. USD LIBOR + 0.500%, 5.05%, 12/31/2022	210,271
109,450	Traverse Midstream Partners LLC 3 mo. USD LIBOR + 4.000%, 6.59%, 09/27/2024	108,863

		2,032,846

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 2.4%(13) - (continued)
	Packaging & Containers - 0.1%
	Berry Global, Inc.
$521,250	3 mo. USD LIBOR + 1.750%, 4.23%, 02/08/2020	$520,844
366,827	1 mo. USD LIBOR + 2.000%, 4.48%, 10/01/2022	366,101
64,396	Crown Americas LLC 1 Week USD LIBOR + 2.000%, 4.48%, 04/03/2025	64,763
	Flex Acquisition Co., Inc.
272,787	3 mo. USD LIBOR + 3.000%, 5.63%, 12/29/2023	268,355
99,250	1 mo. USD LIBOR + 3.250%, 5.88%, 06/29/2025	97,555
141,738	Proampac PG Borrower LLC 1 mo. USD LIBOR + 3.500%, 6.11%, 11/18/2023	138,962
633,406	Reynolds Group Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 02/05/2023	634,217

		2,090,797

	Pharmaceuticals - 0.1%
543,422	Endo Luxembourg Finance Co., S.a r.l. 1 mo. USD LIBOR + 4.250%, 6.75%, 04/29/2024	536,630
269,669	Valeant Pharmaceuticals International, Inc. 1 mo. USD LIBOR + 3.000%, 5.47%, 06/02/2025	270,737

		807,367

	Real Estate - 0.0%
275,682	VICI Properties LLC 1 mo. USD LIBOR + 2.000%, 4.49%, 12/20/2024	275,108

	Retail - 0.2%
351,054	Albertsons LLC 3 mo. USD LIBOR + 3.000%, 5.61%, 12/21/2022	351,335
984,839	American Builders & Contractors Supply Co., Inc. 1 mo. USD LIBOR + 2.000%, 4.48%, 10/31/2023	975,808
586,075	Bass Pro Group LLC 1 mo. USD LIBOR + 5.000%, 7.48%, 09/25/2024	584,610
366,863	Coty, Inc. 1 mo. USD LIBOR + 2.250%, 4.72%, 04/07/2025	357,846
352,142	Harbor Freight Tools USA, Inc. 1 mo. USD LIBOR + 2.500%, 4.98%, 08/18/2023	350,117
424,930	Neiman Marcus Group Ltd. LLC 1 mo. USD LIBOR + 3.250%, 5.72%, 10/25/2020	392,848
158,800	Rodan & Fields LLC 1 mo. USD LIBOR + 4.000%, 6.47%, 06/06/2025	139,744
359,467	Staples, Inc. 3 mo. USD LIBOR + 5.000%, 7.60%, 04/09/2026	354,794
308,108	U.S. Foods, Inc. 1 mo. USD LIBOR + 2.000%, 4.48%, 06/27/2023	307,199

		3,814,301

	Semiconductors - 0.0%
177,957	Microchip Technology, Inc. 1 mo. USD LIBOR + 2.000%, 4.49%, 05/29/2025	177,567

	Software - 0.3%
453,982	Almonde, Inc. 3 mo. USD LIBOR + 3.500%, 6.10%, 06/13/2024	449,819
496,327	Change Healthcare Holdings LLC 1 mo. USD LIBOR + 2.750%, 5.23%, 03/01/2024	496,059
152,871	Epicor Software Corp. 1 mo. USD LIBOR + 3.250%, 5.74%, 06/01/2022	152,816
1,321,197	First Data Corp. 1 mo. USD LIBOR + 2.000%, 4.48%, 04/26/2024	1,320,801
221,297	Hyland Software, Inc. 1 mo. USD LIBOR + 3.500%, 5.98%, 07/01/2024	222,174

The accompanying notes are an integral part of these financial statements.

132

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 2.4%(13) - (continued)
	Software - 0.3% - (continued)
$325,593	Infor U.S., Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 02/01/2022	$325,651
248,750	Quest Software U.S. Holdings, Inc. 3 mo. USD LIBOR + 4.250%, 6.83%, 05/16/2025	245,951
148,828	SkillSoft Corp. 3 mo. USD LIBOR + 4.750%, 7.23%, 04/28/2021	124,123
67,979	SS&C Technologies Holdings Europe S.a.r.l. 1 mo. USD LIBOR + 2.250%, 4.73%, 04/16/2025	67,988
517,938	SS&C Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 4.73%, 04/16/2025	517,901
130,000	Ultimate Software Group, Inc. 0.00%, 03/15/2026(14)	130,845
1,089,237	WEX, Inc. 1 mo. USD LIBOR + 2.250%, 4.73%, 06/30/2023	1,090,261

		5,144,389

	Telecommunications - 0.1%
199,495	CenturyLink, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 01/31/2025	198,110
290,000	Level 3 Financing, Inc. 1 mo. USD LIBOR + 2.250%, 4.73%, 02/22/2024	290,073
	Sprint Communications, Inc.
730,958	1 mo. USD LIBOR + 2.500%, 5.00%, 02/02/2024	709,212
99,750	1 mo. USD LIBOR + 3.000%, 5.50%, 02/02/2024	98,129
524,659	Univision Communications, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 03/15/2024	504,328
159,200	Zacapa LLC 1 mo. USD LIBOR + 5.000%, 7.60%, 07/02/2025	159,929
318,158	Zayo Group LLC 1 mo. USD LIBOR + 2.250%, 4.73%, 01/19/2024	317,920

		2,277,701

	Transportation - 0.0%
313,489	Savage Enterprises LLC 1 mo. USD LIBOR + 4.500%, 6.98%, 08/01/2025	315,448

	Total Senior Floating Rate Interests (cost $45,560,230)	$44,758,301

U.S. GOVERNMENT AGENCIES - 44.0%
	Mortgage-Backed Agencies - 44.0%
	FHLMC - 12.8%
88,182	0.01%, 11/15/2036(16)	$78,484
22,980,762	0.29%, 10/25/2020(4)(5)	50,528
10,128,921	0.48%, 01/25/2034(4)(5)	533,479
18,229,211	0.74%, 03/25/2027(4)(5)	752,063
2,172,081	1.75%, 10/15/2042	2,078,060
945,242	2.50%, 12/15/2026(5)	45,518
491,105	2.50%, 03/15/2028(5)	32,953
443,011	2.50%, 03/15/2028	31,739
718,294	2.50%, 05/15/2028(5)	53,159
1,964,193	3.00%, 03/15/2028(5)	139,302
1,125,817	3.00%, 08/01/2029	1,135,114
939,280	3.00%, 05/15/2032(5)	59,982
586,441	3.00%, 03/15/2033(5)	67,349
5,985,131	3.00%, 04/01/2033	6,019,188
4,551,459	3.00%, 11/01/2036	4,551,442
3,889,164	3.00%, 01/01/2037	3,889,150
4,050,000	3.00%, 08/15/2043	3,985,529
7,032,069	3.00%, 11/01/2046	6,965,643
20,358,072	3.00%, 12/01/2046	20,145,505
1,050,000	3.00%, 05/01/2049(17)	1,037,736
1,177,228	3.25%, 11/15/2041	1,184,381

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 44.0% - (continued)
	Mortgage-Backed Agencies - 44.0% - (continued)
	FHLMC - 12.8% - (continued)
$1,033,115	3.50%, 06/15/2026(5)	$54,842
374,105	3.50%, 09/15/2026(5)	31,879
625,342	3.50%, 03/15/2027	48,321
5,000,000	3.50%, 05/01/2034(17)	5,110,102
2,431,813	3.50%, 08/01/2034	2,490,989
2,879,637	3.50%, 03/15/2041(5)	327,203
1,079,412	3.50%, 06/01/2046	1,093,596
5,960,016	3.50%, 10/01/2047	6,030,970
8,674,038	3.50%, 01/01/2048	8,777,233
3,144,633	3.50%, 03/01/2048	3,199,537
611,194	3.50%, 04/01/2048	618,466
28,779,037	3.50%, 07/01/2048	29,121,486
12,603,030	3.50%, 08/01/2048	12,752,941
1,955,311	4.00%, 08/01/2025	2,026,667
368,711	4.00%, 08/15/2026(5)	29,995
2,040,667	4.00%, 07/15/2027(5)	170,829
2,633,309	4.00%, 03/15/2028(5)	224,094
607,870	4.00%, 06/15/2028(5)	53,017
1,778,406	4.00%, 07/15/2030	183,124
2,361,639	4.00%, 05/01/2042	2,445,978
610,891	4.00%, 08/01/2042	632,736
869,284	4.00%, 09/01/2042	900,371
232,803	4.00%, 07/01/2044	240,548
1,120,023	4.00%, 02/01/2046	1,154,282
577,257	4.00%, 09/01/2048	594,313
68,535,000	4.00%, 05/01/2049(17)	70,382,081
401,880	4.50%, 02/01/2039	426,912
4,221,018	4.50%, 05/01/2042	4,488,878
597,638	4.50%, 09/01/2044	628,669
17,315,000	4.50%, 05/01/2049(17)	18,044,013
1,648,307	4.75%, 07/15/2039	1,782,260
122,698	5.00%, 02/01/2028	129,435
131,462	5.00%, 04/01/2028	138,679
257,091	5.00%, 01/01/2030	271,490
8,955	5.00%, 09/01/2031	9,447
904,324	5.00%, 09/15/2033(5)	165,442
9,550	5.00%, 07/01/2035	10,263
198,282	5.00%, 04/01/2038	212,987
331,146	5.00%, 09/01/2039	356,238
614,343	5.00%, 01/01/2040	661,762
184,889	5.00%, 08/01/2040	199,162
10,433	5.00%, 02/01/2041	11,238
360,186	5.00%, 04/01/2044	387,065
1,598,096	5.00%, 03/01/2047	1,695,860
769,644	5.00%, 04/01/2047	813,577
630,365	5.00%, 06/01/2047	666,234
84,489	5.00%, 11/01/2047	91,177
2,220,000	5.00%, 05/01/2049(17)	2,343,357
771,114	5.50%, 04/15/2036(5)	165,039
8,634	5.50%, 11/01/2037	9,471
947	5.50%, 02/01/2038	1,035
40,001	5.50%, 04/01/2038	43,696
38,371	5.50%, 06/01/2038	41,852
2,112,044	5.50%, 08/01/2038	2,317,151
108,885	5.50%, 05/01/2040	118,979
450,205	5.50%, 08/01/2040	491,380
433,714	5.50%, 06/01/2041	474,089
1,645,640	5.50%, 12/15/2046(5)	322,219
127,314	6.00%, 01/01/2023	132,208
34,968	6.00%, 11/01/2032	37,904
109,934	6.00%, 11/01/2033	122,210
85,723	6.00%, 02/01/2034	95,295
126,565	6.00%, 07/01/2034	140,701
41,838	6.00%, 08/01/2034	46,511
55,053	6.00%, 09/01/2034	60,957

The accompanying notes are an integral part of these financial statements.

133

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 44.0% - (continued)
	Mortgage-Backed Agencies - 44.0% - (continued)
	FHLMC - 12.8% - (continued)
$29,111	6.00%, 01/01/2035	$31,723
34,560	6.00%, 03/01/2035	38,407
22,221	6.00%, 05/01/2038	24,071
169,282	6.00%, 06/01/2038	185,876
558,963	6.00%, 05/15/2039	620,038
601,641	6.50%, 07/15/2036	668,106

		241,254,967

	FNMA - 20.8%
94,913	0.00%, 03/25/2036(11)(16)	79,248
785,003	0.00%, 06/25/2036(11)(16)	676,467
2,579,987	1.58%, 05/25/2046(4)(5)	125,789
2,319,075	1.69%, 04/25/2055(4)(5)	121,823
2,335,057	1.72%, 08/25/2044(4)(5)	123,087
1,912,497	1.74%, 06/25/2055(4)(5)	102,729
2,367,885	1.75%, 12/25/2042	2,289,368
1,630,032	2.00%, 09/25/2039	1,541,655
1,208,048	2.00%, 08/25/2043	1,152,046
589,806	2.50%, 06/25/2028(5)	42,104
1,010,000	2.50%, 05/01/2034(17)	999,386
420,125	2.50%, 01/01/2043	404,813
2,211,379	2.50%, 02/01/2043	2,135,965
1,828,311	2.50%, 03/01/2043	1,765,961
1,039,489	2.50%, 04/01/2043	1,004,039
432,649	2.50%, 06/01/2043	417,675
721,921	2.50%, 08/01/2043	696,815
1,727,602	3.00%, 02/25/2027(5)	110,959
570,496	3.00%, 09/25/2027	43,671
3,507,966	3.00%, 01/25/2028	256,582
847,107	3.00%, 01/01/2030	851,905
29,079,000	3.00%, 05/01/2034(17)	29,224,963
3,857,772	3.00%, 03/01/2037	3,860,931
1,809,739	3.00%, 05/25/2047	1,814,515
6,350,601	3.00%, 09/25/2047	6,323,983
5,718,248	3.00%, 06/25/2048	5,693,943
4,754,199	3.00%, 10/25/2048	4,723,274
39,808,000	3.00%, 05/01/2049(17)	39,339,168
4,400,000	3.13%, 01/01/2030	4,424,925
2,940,000	3.19%, 02/25/2030(4)	2,918,084
250,964	3.24%, 12/01/2026	257,917
646,697	3.30%, 12/01/2026	666,912
541,395	3.41%, 11/01/2024	561,556
1,738,105	3.50%, 05/25/2027(5)	156,101
1,043,404	3.50%, 10/25/2027	96,166
990,480	3.50%, 05/25/2030(5)	108,391
361,622	3.50%, 08/25/2030(5)	38,243
851,346	3.50%, 02/25/2031(5)	68,428
2,835,000	3.50%, 05/01/2034(17)	2,894,921
725,732	3.50%, 09/25/2035(5)	105,591
1,534,980	3.50%, 10/01/2044	1,563,375
1,641,607	3.50%, 02/01/2045	1,663,101
3,221,899	3.50%, 09/01/2046	3,259,711
1,467,533	3.50%, 10/01/2046	1,484,817
711,548	3.50%, 10/25/2046(5)	153,699
1,126,657	3.50%, 11/01/2046	1,147,084
1,427,789	3.50%, 09/01/2047	1,446,001
5,144,807	3.50%, 11/25/2047	5,284,297
1,035,459	3.50%, 12/01/2047	1,049,100
6,045,896	3.50%, 01/01/2048	6,107,262
1,169,274	3.50%, 02/01/2048	1,185,664
1,594,311	3.50%, 02/25/2048	1,626,142
3,431,288	3.50%, 04/25/2048	3,576,476
137,148,000	3.50%, 05/01/2049(17)	138,388,225
8,921,743	3.50%, 09/01/2057	8,987,877
4,603,299	3.50%, 05/01/2058	4,637,421
5,164,717	3.50%, 12/25/2058	5,251,258

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 44.0% - (continued)
	Mortgage-Backed Agencies - 44.0% - (continued)
	FNMA - 20.8% - (continued)
$2,310,000	3.63%, 03/01/2029	$2,417,442
1,322,997	3.66%, 02/01/2029	1,378,661
5,135,000	3.80%, 02/01/2029	5,445,829
298,504	3.89%, 05/01/2030	316,383
129,901	3.96%, 05/01/2034	139,051
587,625	4.00%, 06/01/2025	608,005
2,312,150	4.00%, 05/25/2027(5)	197,688
1,893,371	4.00%, 01/25/2038(5)	351,070
2,828,299	4.00%, 10/01/2040	2,927,330
1,280,974	4.00%, 11/01/2040	1,325,819
937,841	4.00%, 12/01/2040	970,678
450,894	4.00%, 02/01/2041	466,949
1,073,270	4.00%, 03/01/2041	1,110,856
3,412,312	4.00%, 06/01/2041	3,531,702
460,077	4.00%, 03/25/2042(5)	61,004
2,922,889	4.00%, 05/25/2042(5)	395,209
393,962	4.00%, 08/01/2042	407,758
927,951	4.00%, 09/01/2042	960,445
253,700	4.00%, 11/25/2042(5)	37,253
211,512	4.00%, 03/01/2045	218,260
1,102,629	4.00%, 07/01/2045	1,146,987
469,908	4.00%, 05/01/2046	484,753
1,160,206	4.00%, 06/01/2046	1,196,951
1,245,757	4.00%, 04/01/2047	1,296,993
9,584,205	4.00%, 07/01/2048	9,863,392
3,952,835	4.00%, 09/01/2048	4,063,957
4,799,502	4.00%, 02/01/2049	4,943,886
18,955,085	4.00%, 05/01/2049(17)	19,451,916
326,796	4.50%, 08/01/2024	336,480
24,294	4.50%, 04/01/2025	25,016
461,970	4.50%, 07/25/2027(5)	42,257
797,974	4.50%, 09/01/2035	846,295
212,710	4.50%, 08/01/2040	225,444
2,423,073	4.50%, 10/01/2040	2,567,824
1,059,403	4.50%, 10/01/2041	1,122,577
981,598	4.50%, 09/01/2043	1,040,139
6,329,352	4.50%, 01/01/2051	6,631,378
4,088	5.00%, 12/01/2019	4,167
117,355	5.00%, 01/01/2022	119,625
236,281	5.00%, 04/25/2038	249,961
235,597	5.47%, 05/25/2042(4)(5)	23,453
2,256	5.50%, 08/01/2019	2,253
2,214	5.50%, 09/01/2019	2,212
5,425	5.50%, 10/01/2019	5,423
2,532	5.50%, 05/01/2020	2,541
233,587	5.50%, 06/01/2022	238,663
144,776	5.50%, 06/01/2033	158,794
553,981	5.50%, 07/01/2033	605,984
37,966	5.50%, 08/01/2033	40,922
1,995,788	5.50%, 11/01/2035	2,197,666
489,332	5.50%, 04/01/2036	538,666
430,806	5.50%, 04/25/2037	476,588
797,736	5.50%, 11/01/2037	876,613
1,067,130	5.50%, 06/25/2042(5)	233,329
1,703,983	5.50%, 09/25/2044(5)	387,157
1,145,040	5.50%, 07/25/2045	232,733
9,809	6.00%, 11/01/2031	10,609
141,461	6.00%, 12/01/2032	155,618
193,976	6.00%, 03/01/2033	216,961
463,385	6.00%, 02/01/2037	517,678
265,788	6.00%, 12/01/2037	292,079
147,250	6.00%, 03/01/2038	164,218
117,397	6.00%, 10/01/2038	130,704
2,584,243	6.00%, 01/25/2042(5)	449,284
1,559,116	6.00%, 09/25/2047(5)	367,892

The accompanying notes are an integral part of these financial statements.

134

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 44.0% - (continued)
	Mortgage-Backed Agencies - 44.0% - (continued)
	FNMA - 20.8% - (continued)
$2,182	7.50%, 12/01/2029	$2,262
12,070	7.50%, 03/01/2030	13,987
22,550	7.50%, 09/01/2031	23,703

		392,326,991

	GNMA - 10.4%
402,279	1.75%, 09/20/2043	392,143
1,847,832	2.00%, 01/20/2042	1,796,248
1,365,000	2.00%, 10/20/2042	1,087,594
1,610,810	2.50%, 12/16/2039	1,603,783
2,689,838	2.50%, 07/20/2041	2,663,987
795,622	3.00%, 09/20/2028(5)	63,957
179,434	3.00%, 11/15/2042	179,567
516,578	3.00%, 02/16/2043(5)	79,527
166,300	3.00%, 06/15/2043	166,679
169,297	3.00%, 07/15/2043	169,684
186,811	3.00%, 10/15/2044	186,833
242,898	3.00%, 02/15/2045	242,518
120,248	3.00%, 03/15/2045	120,060
641,951	3.00%, 04/15/2045	640,947
157,975	3.00%, 06/15/2045	157,728
5,767,444	3.00%, 07/15/2045	5,758,421
1,441,803	3.00%, 09/20/2047	1,289,814
1,090,000	3.00%, 05/01/2049(17)	1,087,339
329,173	3.50%, 02/16/2027(5)	27,692
818,054	3.50%, 03/20/2027(5)	75,084
852,276	3.50%, 07/20/2040(5)	84,118
1,179,799	3.50%, 02/20/2041	125,273
2,046,271	3.50%, 04/20/2042	218,554
451,414	3.50%, 05/15/2042	461,165
3,085,669	3.50%, 10/20/2042(5)	543,712
1,285,276	3.50%, 12/15/2042	1,313,111
1,164,276	3.50%, 03/15/2043	1,189,477
1,044,316	3.50%, 04/15/2043	1,066,918
3,379,496	3.50%, 05/15/2043	3,449,499
396,210	3.50%, 05/20/2043(5)	63,562
1,568,611	3.50%, 07/20/2043(5)	230,212
2,391,000	3.50%, 01/20/2046	2,417,787
9,991,370	3.50%, 08/20/2047	10,168,059
42,047,000	3.50%, 05/01/2049(17)	42,740,118
238,376	4.00%, 12/16/2026	20,764
3,225,351	4.00%, 05/20/2029(5)	304,077
2,322,453	4.00%, 09/20/2040	2,415,647
309,181	4.00%, 10/20/2040	320,585
597,574	4.00%, 12/20/2040	619,514
278,772	4.00%, 05/16/2042(5)	41,530
583,291	4.00%, 03/20/2043(5)	125,690
204,649	4.00%, 01/20/2044(5)	45,191
2,092,242	4.00%, 03/20/2047(5)	355,332
3,196,087	4.00%, 07/20/2047(5)	546,345
1,144,772	4.00%, 11/20/2047	1,185,633
4,971,526	4.00%, 03/20/2048	5,132,164
4,900,000	4.00%, 04/20/2049	5,048,228
42,405,000	4.00%, 05/01/2049(17)	43,667,211
35,372	4.50%, 07/15/2033	37,052
104,787	4.50%, 05/15/2040	110,749
507,352	4.50%, 06/15/2041	533,818
1,467,212	4.50%, 06/20/2044	1,545,309
1,225,314	4.50%, 10/20/2044	1,287,814
882,019	4.50%, 04/20/2045	210,181
1,154,731	4.50%, 01/20/2046	1,213,220
25,970,000	4.50%, 05/01/2049(17)	26,927,137
2,455,369	5.00%, 02/16/2040(5)	565,973
792,223	5.00%, 06/15/2041	849,034
1,023,384	5.00%, 10/16/2041(5)	165,554
1,252,331	5.00%, 03/15/2044	1,341,850

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 44.0% - (continued)
	Mortgage-Backed Agencies - 44.0% - (continued)
	GNMA - 10.4% - (continued)
$1,777,747	5.00%, 06/20/2046(5)	$362,919
578,026	5.00%, 01/16/2047(5)	126,807
4,700,330	5.00%, 02/20/2049	4,929,366
5,200,000	5.00%, 05/01/2049(17)	5,419,070
458,735	5.50%, 05/15/2033	506,792
40,641	5.50%, 06/15/2035	44,914
45,641	5.50%, 04/15/2038	48,808
1,794,660	5.50%, 03/20/2039(5)	401,744
1,674,819	5.50%, 02/16/2047(5)	370,907
1,010,540	5.50%, 02/20/2047(5)	218,160
1,000,000	5.50%, 05/01/2049(17)	1,065,108
1,906,881	5.85%, 07/20/2039(4)(5)	355,319
68,137	6.00%, 02/15/2029	73,615
113,624	6.00%, 11/15/2032	127,651
124,564	6.00%, 02/15/2033	134,580
24,921	6.00%, 07/15/2033	26,925
37,553	6.00%, 10/15/2034	40,572
286,502	6.00%, 03/15/2036	311,147
4,494	6.00%, 05/15/2036	4,980
116,550	6.00%, 10/15/2036	129,207
57,626	6.00%, 01/15/2037	63,748
121,621	6.00%, 02/15/2037	134,835
212,831	6.00%, 06/15/2037	235,579
76,158	6.00%, 11/15/2037	82,593
61,556	6.00%, 06/15/2038	67,154
118,604	6.00%, 08/15/2038	130,015
204,568	6.00%, 10/15/2038	224,018
188,604	6.00%, 11/15/2038	207,100
82,333	6.00%, 12/15/2038	89,707
68,798	6.00%, 01/15/2039	75,816
2,736	6.00%, 03/15/2039	2,956
257,174	6.00%, 04/15/2039	277,853
377,558	6.00%, 08/15/2039	416,918
5,923	6.00%, 09/15/2039	6,399
53,848	6.00%, 11/15/2039	58,783
28,703	6.00%, 06/15/2040	31,016
2,149,781	6.00%, 09/20/2040(5)	507,028
151,372	6.00%, 12/15/2040	167,553
485,368	6.00%, 06/15/2041	538,211
1,564,766	6.00%, 02/20/2046(5)	352,069
13,809	6.50%, 09/15/2028	15,049
2,247	6.50%, 10/15/2028	2,449
4,638	6.50%, 12/15/2028	5,055
42,602	6.50%, 05/15/2029	47,788
78,938	6.50%, 08/15/2031	86,024
3,835	6.50%, 09/15/2031	4,180
38,813	6.50%, 10/15/2031	42,297
129,455	6.50%, 11/15/2031	141,076
29,964	6.50%, 01/15/2032	32,680
23,170	6.50%, 03/15/2032	25,461
6,614	6.50%, 04/15/2032	7,208
12,864	6.50%, 07/15/2032	14,019

		195,268,000

		828,849,958

	Total U.S. Government Agencies (cost $828,619,417)	$828,849,958

U.S. GOVERNMENT SECURITIES - 9.7%
	U.S. Treasury Securities - 9.7%
	U.S. Treasury Bonds - 3.4%
5,060,000	2.25%, 08/15/2046(18)(19)	$4,406,153
9,800,000	2.50%, 02/15/2046(18)(19)	9,009,109
23,034,000	2.88%, 11/15/2046(18)	22,793,763
10,575,000	3.13%, 02/15/2043	10,984,781

The accompanying notes are an integral part of these financial statements.

135

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 9.7% - (continued)
		U.S. Treasury Securities - 9.7% - (continued)
		U.S. Treasury Bonds - 3.4% - (continued)
	$16,140,000	3.13%, 05/15/2048	$16,720,031

			63,913,837

		U.S. Treasury Notes - 6.3%
	56,319,732	0.38%, 07/15/2027(20)	55,784,821
	19,110,238	0.50%, 04/15/2024(20)	19,181,143
	5,769,365	0.75%, 07/15/2028(20)	5,890,179
	9,629,043	0.88%, 01/15/2029(20)	9,919,889
	9,560,000	1.63%, 02/15/2026	9,100,298
	19,300,000	2.88%, 08/15/2028(18)	19,903,879

			119,780,209

			183,694,046

		Total U.S. Government Securities (cost $183,094,613)	$183,694,046

COMMON STOCKS - 0.0%
		Energy - 0.0%
	38,914	Ascent Resources - Marcellus LLC Class A*(6)(10)	$108,959
	13,623	Philadelphia Energy Solutions Class A*	27,246
	8,492	Templar Energy LLC Class A*	2,658

			138,863

		Total Common Stocks (cost $929,385)	$138,863

PREFERRED STOCKS - 0.0%
		Banks - 0.0%
	469	U.S. Bancorp Series A, 3.62%(2)(9)	$373,226

		Total Preferred Stocks (cost $332,990)	$373,226

WARRANTS - 0.0%
		Energy - 0.0%
	10,075	Ascent Resources - Marcellus LLC Expires 3/30/23*(6)(10)	$302

		Total Warrants (cost $806)	$302

		Total Long-Term Investments (cost $2,251,204,491)	$2,255,343,783

SHORT-TERM INVESTMENTS - 4.6%
		Certificates of Deposit - 0.0%
	440,000	Credit Agricole Corporate and Investment Bank 3 mo. USD LIBOR +0.400%, 3.00%, 09/24/2020(2)(12)	$440,297

		Commercial Paper - 0.2%
	250,000	AT&T, Inc. 2.81%, 05/28/2019(12)	249,462

		CNPC Finance - 0.0%
	250,000	2.75%, 05/29/2019(12)	249,455
	250,000	2.76%, 05/29/2019(12)	249,454
	250,000	ENI Finance USA, Inc. 2.73%, 05/20/2019(12)	249,627
	250,000	Humana, Inc. 2.76%, 05/13/2019(12)	249,754
	250,000	Korea Development Bank 2.76%, 12/02/2019(12)	246,091
CAD	500,000	Ontario Teachers Finance 1.86%, 08/02/2019(12)	371,389
		Sinopec Century Bright - 0.1%
	$745,000	2.71%, 05/20/2019(12)	743,895
	250,000	2.77%, 07/23/2019(12)	248,544
	500,000	TransCanada PipeLines Ltd. 2.65%, 05/13/2019(12)	499,528

			3,357,199

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 4.6% - (continued)
	Other Investment Pools & Funds - 4.2%
78,516,267	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(21)	$78,516,267

	Securities Lending Collateral - 0.2%
187,125	Citibank NA DDCA, 2.42%, 5/1/2019(21)	187,125
1,820,386	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.34%(21)	1,820,386
387,447	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.36%(21)	387,447
668,979	Invesco Government & Agency Portfolio, Institutional Class, 2.33%(21)	668,979
621,603	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(21)	621,603
56,958	Western Asset Institutional Government Class A Fund, Institutional Class, 2.39%(21)	56,958

		3,742,498

	Total Short-Term Investments (cost $86,054,752)	$86,056,261

Total Investments Excluding Purchased Options (cost $2,337,259,243)	124.3%	$2,341,400,044

Total Purchased Options (cost $6,472,011)	0.2%	$4,884,701

Total Investments (cost $2,343,731,254)	124.5%	$2,346,284,745
Other Assets and Liabilities	(24.5)%	(462,366,867)

Total Net Assets	100.0%	$1,883,917,878

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $626,660,890, representing 33.3% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2019.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

The accompanying notes are an integral part of these financial statements.

136

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

(5)	Securities disclosed are interest-only strips.

(6)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2019, the aggregate fair value of these securities was $4,831,849, which represented 0.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(7)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $29,379,363, representing 1.6% of net assets.

(8)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(9)

Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first. Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(10)	Investment valued using significant unobservable inputs.

(11)	Security is a zero-coupon bond.

(12)	The rate shown represents current yield to maturity.

(13)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of April 30, 2019.

(14)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(15)	This security, or a portion of this security, has unfunded loan commitments. As of April 30, 2019, the aggregate value of the unfunded commitment was $25,988, which rounds to 0.0% of total net assets.

(16)	Securities disclosed are principal-only strips.

(17)	Represents or includes a TBA transaction.

(18)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(19)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(20)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(21)	Current yield as of period end.

OTC Swaption Contracts Outstanding at April 30, 2019
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 07/20/48*	CITI	2.91%	Pay	07/18/28	USD	3,250,000	3,250,000	$330,850	$379,925	$(49,075)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	BOA	2.45%	Receive	08/02/27	USD	4,600,000	4,600,000	420,946	395,600	25,346
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	JPM	2.45%	Receive	08/02/27	USD	5,000,000	5,000,000	457,550	513,500	(55,950)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	BCLY	2.45%	Receive	08/02/27	USD	6,000,000	6,000,000	549,060	865,132	(316,072)

Total Calls							18,850,000	$1,758,406	$2,154,157	$(395,751)

Puts
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 03/20/30*	MSC	3.00%	Receive	03/18/20	USD	59,874,000	59,874,000	$272,128	$752,916	$(480,788)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 07/20/48*	CITI	2.91%	Receive	07/18/28	USD	3,250,000	3,250,000	299,455	379,925	(80,470)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	BOA	2.45%	Pay	08/02/27	USD	4,600,000	4,600,000	736,920	1,053,400	(316,480)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	JPM	2.45%	Pay	08/02/27	USD	5,000,000	5,000,000	801,000	988,000	(187,000)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	BCLY	2.45%	Pay	08/02/27	USD	6,000,000	6,000,000	961,200	472,587	488,613
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 12/11/29*	BOA	3.20%	Receive	12/09/19	USD	48,980,000	48,980,000	55,592	671,026	(615,434)

Total Puts							127,704,000	$3,126,295	$4,317,854	$(1,191,559)

Total purchased swaption contracts							146,554,000	$4,884,701	$6,472,011	$(1,587,310)

*    Swaptions with forward premiums.

The accompanying notes are an integral part of these financial statements.

137

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Futures Contracts Outstanding at April 30, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Canadian Government 10-Year Bond Future	61	06/19/2019	$6,291,692	$(2,668)
U.S. Treasury 2-Year Note Future	983	06/28/2019	209,386,679	492,279
U.S. Treasury 5-Year Note Future	2,073	06/28/2019	239,723,016	1,588,790
U.S. Treasury Long Bond Future	110	06/19/2019	16,221,563	231,262
U.S. Treasury Ultra Bond Future	498	06/19/2019	81,812,062	1,202,348

Total				$3,512,011

Short position contracts:
Australian 10-Year Bond Future	241	06/17/2019	$23,492,794	$(213,265)
Euro-Bund Future	58	06/06/2019	10,753,884	(3,907)
U.S. Treasury 10-Year Note Future	140	06/19/2019	17,314,062	(82,127)
U.S. Treasury 10-Year Ultra Future	728	06/19/2019	95,936,750	(840,256)

Total				$(1,139,555)

Total futures contracts				$2,372,456

TBA Sale Commitments Outstanding at April 30, 2019
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 3.00%	$775,000	05/01/2049	$(765,948)	$1,756
FHLMC, 3.50%	23,345,000	05/01/2049	(23,575,258)	32,373
FNMA, 3.00%	7,590,000	05/01/2034	(7,628,098)	(4,299)
FNMA, 3.00%	17,700,000	05/01/2049	(17,491,542)	37,336
FNMA, 4.00%	67,337,585	05/01/2049	(69,102,566)	7,030
FNMA, 4.50%	28,465,000	05/01/2049	(29,618,611)	(24,455)
FNMA, 5.00%	4,587,500	05/01/2049	(4,835,064)	(2,419)
FNMA, 5.50%	5,650,000	05/01/2049	(6,035,078)	(12,531)
GNMA, 3.00%	23,010,000	05/01/2049	(22,953,823)	3,420

Total (proceeds receivable $182,044,199)			$(182,005,988)	$38,211

At April 30, 2019, the aggregate market value of TBA Sale Commitments represents (9.7)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at April 30, 2019
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)

Credit default swaps on indices:
Buy protection:
ABX.HE.AAA.06	CSI	USD	2,184	(0.18%)	07/25/45	Monthly	$33	$—	$46	$13
ABX.HE.AAA.07	GSC	USD	695,767	(0.09%)	08/25/37	Monthly	146,707	—	17,382	(129,325)
ABX.HE.AAA.07	CSI	USD	1,509,083	(0.09%)	08/25/37	Monthly	365,873	—	37,700	(328,173)
ABX.HE.AAA.07-1	GSC	USD	158,851	(0.09%)	08/25/37	Monthly	33,324	—	3,968	(29,356)
ABX.HE.PENAAA.06	MSC	USD	240,684	(0.11%)	05/25/46	Monthly	26,026	—	14,436	(11,590)
ABX.HE.PENAAA.06	JPM	USD	795,346	(0.11%)	05/25/46	Monthly	85,800	—	48,279	(37,521)
ABX.HE.PENAAA.06	GSC	USD	641,660	(0.11%)	05/25/46	Monthly	158,316	—	38,487	(119,829)
PrimeX.ARM.2	MSC	USD	143,281	(4.58%)	12/25/37	Monthly	—	(294)	(158)	136

Total							$816,079	$(294)	$160,140	$(655,645)

Sell protection:
ABX.HE.AAA.06	MSC	USD	2,184	0.18%	07/25/45	Monthly	$—	$—	$(46)	$(46)
ABX.HE.AAA.07	MSC	USD	695,766	0.09%	08/25/37	Monthly	6,580	—	(17,381)	(23,961)
ABX.HE.AAA.07	MSC	USD	1,509,082	0.09%	08/25/37	Monthly	14,359	—	(37,700)	(52,059)
ABX.HE.AAA.07-1	MSC	USD	158,851	0.09%	08/25/37	Monthly	1,511	—	(3,968)	(5,479)
ABX.HE.PENAAA.06	BCLY	USD	1,677,692	0.11%	05/25/46	Monthly	—	(43,850)	(100,625)	(56,775)
CMBX.NA.BB.6	CSI	USD	1,540,000	5.00%	05/11/63	Monthly	—	(298,676)	(327,064)	(28,388)

The accompanying notes are an integral part of these financial statements.

138

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2019 – (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices – (continued):
Sell protection – (continued):
CMBX.NA.BB.6	CSI	USD	1,080,000	5.00%	05/11/63	Monthly	$—	$(203,668)	$(233,720)	$(30,052)
CMBX.NA.BB.6	CSI	USD	2,680,000	5.00%	05/11/63	Monthly	—	(538,549)	(569,176)	(30,627)
CMBX.NA.BB.6	CSI	USD	952,000	5.00%	05/11/63	Monthly	—	(167,331)	(206,020)	(38,689)
CMBX.NA.BB.6	GSC	USD	396,000	5.00%	05/11/63	Monthly	—	(43,917)	(85,697)	(41,780)
CMBX.NA.BB.6	GSC	USD	1,715,000	5.00%	05/11/63	Monthly	—	(302,280)	(371,138)	(68,858)
CMBX.NA.BB.6	CSI	USD	1,830,000	5.00%	05/11/63	Monthly	—	(321,655)	(396,025)	(74,370)
CMBX.NA.BB.6	CSI	USD	1,830,000	5.00%	05/11/63	Monthly	—	(321,655)	(396,025)	(74,370)
CMBX.NA.BB.6	CSI	USD	1,830,000	5.00%	05/11/63	Monthly	—	(321,655)	(396,025)	(74,370)
CMBX.NA.BB.6	CSI	USD	1,835,000	5.00%	05/11/63	Monthly	—	(322,534)	(397,107)	(74,573)
CMBX.NA.BB.6	CSI	USD	1,085,000	5.00%	05/11/63	Monthly	—	(153,974)	(230,432)	(76,458)
CMBX.NA.BB.6	GSC	USD	1,635,000	5.00%	05/11/63	Monthly	—	(170,871)	(353,826)	(182,955)
CMBX.NA.BB.8	MSC	USD	3,099,000	5.00%	10/17/57	Monthly	—	(823,810)	(466,493)	357,317
CMBX.NA.BB.8	GSC	USD	2,890,000	5.00%	10/17/57	Monthly	—	(687,838)	(423,392)	264,446
CMBX.NA.BB.8	GSC	USD	1,625,000	5.00%	10/17/57	Monthly	—	(429,996)	(244,612)	185,384
CMBX.NA.BB.8	MSC	USD	1,485,000	5.00%	10/17/57	Monthly	—	(405,870)	(223,537)	182,333
CMBX.NA.BB.8	MSC	USD	1,270,000	5.00%	10/17/57	Monthly	—	(346,601)	(191,173)	155,428
CMBX.NA.BB.8	GSC	USD	890,000	5.00%	10/17/57	Monthly	—	(249,955)	(133,972)	115,983
CMBX.NA.BB.8	CSI	USD	530,000	5.00%	10/17/57	Monthly	—	(140,881)	(79,781)	61,100
CMBX.NA.BBB-.6	MSC	USD	360,000	3.00%	05/11/63	Monthly	—	(30,302)	(39,039)	(8,737)
CMBX.NA.BBB-.6	MSC	USD	3,725,000	3.00%	05/11/63	Monthly	—	(539,966)	(403,942)	136,024
CMBX.NA.BBB-.6	DEUT	USD	1,270,000	3.00%	05/11/63	Monthly	—	(186,044)	(137,720)	48,324
CMBX.NA.BBB-.6	CSI	USD	815,000	3.00%	05/11/63	Monthly	—	(111,445)	(86,410)	25,035
CMBX.NA.BBB-.6	GSC	USD	2,790,000	3.00%	05/11/63	Monthly	—	(303,620)	(295,575)	8,045
PrimeX.ARM.2	JPM	USD	143,281	4.58%	12/25/37	Monthly	5,528	—	158	(5,370)

Total							$27,978	$(7,466,943)	$(6,847,463)	$591,502

Total traded indices							$844,057	$(7,467,237)	$(6,687,323)	$(64,143)

Credit default swaps on single-name issues:
Sell protection:
Republic of Brazil	MSC	USD	1,570,000	1.00%	12/20/23	Quarterly	$—	$(44,384)	$(37,367)	$7,017
Republic of Turkey	MSC	USD	590,000	1.00%	12/20/23	Quarterly	—	(49,445)	(78,594)	(29,149)
Republic of Turkey	MSC	USD	980,000	1.00%	12/20/23	Quarterly	—	(81,579)	(130,545)	(48,966)

Total							$—	$(175,408)	$(246,506)	$(71,098)

Total single-name issues							$—	$(175,408)	$(246,506)	$(71,098)

Total OTC contracts							$844,057	$(7,642,645)	$(6,933,829)	$(135,241)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2019
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EMS.31.V1	USD	36,575,000	1.00%	06/20/24	Quarterly	$(1,204,221)	$(1,486,801)	$(282,580)
CDX.NA.HY.32.V1	USD	15,285,000	5.00%	06/20/24	Quarterly	936,094	1,224,255	288,161

Total						$(268,127)	$(262,546)	$5,581

Credit default swaps on indices:
Sell protection:
CDX.NA.IG.32	USD	2,180,000	1.00%	06/20/24	Quarterly	$33,494	$46,283	$12,789

Total						$(234,633)	$(216,263)	$18,370

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

139

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Centrally Cleared Interest Rate Swap Contracts Outstanding at April 30, 2019
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
12 Mo. Federal Funds Rate	1.00% Fixed	USD	6,875,000	09/29/26	Annual	$154,599	$—	$600,866	$446,267
12 Mo. Federal Funds Rate	1.63% Fixed	USD	10,705,000	11/14/26	Annual	—	—	436,642	436,642
3 Mo. USD LIBOR	2.00% Fixed	USD	12,225,000	03/21/23	Semi-Annual	44,829	—	148,154	103,325
3 Mo. USD LIBOR	2.36% Fixed	USD	23,590,000	04/09/24	Semi-Annual	—	—	(38,456)	(38,456)
3 Mo. USD LIBOR	2.36% Fixed	USD	25,205,000	04/09/24	Semi-Annual	—	—	(42,281)	(42,281)
3 Mo. USD LIBOR	2.36% Fixed	USD	24,530,000	04/09/24	Semi-Annual	—	—	(44,050)	(44,050)
3 Mo. USD LIBOR	2.35% Fixed	USD	33,610,000	04/09/24	Semi-Annual	—	—	(53,200)	(53,200)
3 Mo. USD LIBOR	2.79% Fixed	USD	21,619,000	09/30/25	Semi-Annual	—	—	(548,452)	(548,452)
3 Mo. USD LIBOR	2.39% Fixed	USD	4,235,000	05/02/26	Semi-Annual	—	—	720	720
3 Mo. USD LIBOR	2.28% Fixed	USD	1,663,000	07/14/27	Semi-Annual	—	—	10,366	10,366
3 Mo. USD LIBOR	2.75% Fixed	USD	15,675,000	12/20/47	Semi-Annual	—	(335,987)	(269,178)	66,809
3 Mo. USD LIBOR	2.88% Fixed	USD	1,200,000	12/31/48	Semi-Annual	—	—	(55,269)	(55,269)
3 Mo. USD LIBOR	2.87% Fixed	USD	600,000	01/28/49	Semi-Annual	—	—	(22,093)	(22,093)

Total						$199,428	$(335,987)	$123,769	$260,328

Foreign Currency Contracts Outstanding at April 30, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
13,440,000	EGP	772,858	USD	GSC	06/19/19	$—	$(1,490)
48,430,000	EGP	2,715,447	USD	GSC	09/18/19	—	(2,001)
8,000	GBP	10,379	USD	JPM	05/31/19	71	—
71,936	USD	100,000	AUD	RBS	09/26/19	1,177	—
318,166	USD	425,000	CAD	BCLY	06/14/19	557	—
380,253	USD	500,000	CAD	BOA	06/17/19	6,567	—
503,596	USD	660,000	CAD	BNP	06/19/19	10,305	—
338,777	USD	450,000	CAD	GSC	07/03/19	2,326	—
112,783	USD	150,000	CAD	DEUT	07/03/19	633	—
755,347	USD	995,000	CAD	MSC	07/08/19	11,333	—
37,515	USD	50,000	CAD	BOA	07/10/19	126	—
159,225	USD	210,000	CAD	DEUT	07/16/19	2,169	—
373,917	USD	500,000	CAD	JPM	08/02/19	—	(160)
381,643	USD	500,000	CAD	GSC	08/15/19	7,461	—
370,218	USD	485,000	CAD	CBK	09/09/19	7,065	—
380,150	USD	500,000	CAD	CBK	09/10/19	5,757	—
37,703	USD	50,000	CAD	BMO	09/10/19	264	—
247,035	USD	330,000	CAD	DEUT	09/10/19	—	(64)
760,872	USD	1,000,000	CAD	HSBC	10/01/19	11,746	—
45,172	USD	60,000	CAD	GSC	10/01/19	224	—
56,189	USD	75,000	CAD	UBS	10/01/19	4	—
217,004	USD	286,000	CAD	SSG	10/15/19	2,689	—
382,566	USD	500,000	CAD	BNP	11/04/19	7,742	—
91,084	USD	120,000	CAD	CBK	11/04/19	1,126	—
686,954	USD	900,000	CAD	GSC	12/02/19	11,844	—
761,533	USD	1,000,000	CAD	RBC	12/03/19	11,394	—
380,831	USD	500,000	CAD	CBK	01/14/20	5,405	—
459,632	USD	600,000	CAD	MSC	02/19/20	8,818	—
766,249	USD	13,440,000	EGP	GSC	06/19/19	—	(5,119)
138,125	USD	120,000	EUR	JPM	05/02/19	3,509	—
92,204	USD	80,000	EUR	JPM	05/30/19	2,235	—
15,656,940	USD	13,919,000	EUR	JPM	05/31/19	3,485	—
914,742	USD	800,000	EUR	BOA	06/14/19	13,954	—
4,379,848	USD	3,846,000	EUR	GSC	06/19/19	47,417	—
1,297,184	USD	1,142,000	EUR	BNP	06/19/19	10,747	—
281,844	USD	245,000	EUR	GSC	08/01/19	4,807	—
470,897	USD	405,000	EUR	BNP	08/16/19	12,374	—
689,764	USD	600,000	EUR	HSBC	08/16/19	10,470	—
135,365	USD	120,000	EUR	BOA	09/03/19	—	(695)
114,693	USD	100,000	EUR	SSG	10/11/19	954	—
2,508,519	USD	270,900,000	JPY	JPM	05/13/19	73,925	—
909,904	USD	100,000,000	JPY	GSC	05/13/19	11,198	—

The accompanying notes are an integral part of these financial statements.

140

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
2,731,264	USD	300,000,000	JPY	SSG	05/20/19	$33,473	$—
137,739	USD	15,000,000	JPY	JPM	05/20/19	2,849	—
2,737,611	USD	299,600,000	JPY	JPM	05/28/19	41,504	—
910,985	USD	100,000,000	JPY	SSG	05/28/19	11,083	—
270,176	USD	30,000,000	JPY	SSG	06/10/19	—	(56)
893,411	USD	100,000,000	JPY	UBS	06/14/19	—	(7,648)
1,356,508	USD	149,950,000	JPY	JPM	06/17/19	5,049	—
718,402	USD	79,650,000	JPY	JPM	07/22/19	—	(1,464)
215,225	USD	23,900,000	JPY	MSC	07/29/19	—	(901)

Total						$405,836	$(19,598)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$599,204,631	$—	$596,033,631	$3,171,000
Corporate Bonds	545,484,644	—	543,933,057	1,551,587
Escrows	—	—	—	—
Foreign Government Obligations	40,850,378	—	40,850,378	—
Municipal Bonds	11,989,434	—	11,989,434	—
Senior Floating Rate Interests	44,758,301	—	44,758,301	—
U.S. Government Agencies	828,849,958	—	828,849,958	—
U.S. Government Securities	183,694,046	—	183,694,046	—
Common Stocks
Energy	138,863	—	29,904	108,959
Preferred Stocks	373,226	373,226	—	—
Warrants	302	—	—	302
Short-Term Investments	86,056,261	82,258,765	3,797,496	—
Purchased Options	4,884,701	—	4,884,701	—
Foreign Currency Contracts(2)	405,836	—	405,836	—
Futures Contracts(2)	3,514,679	3,514,679	—	—
Swaps - Credit Default(2)	1,847,535	—	1,847,399	136
Swaps - Interest Rate(2)	1,064,129	—	1,064,129	—

Total	$2,353,116,924	$86,146,670	$2,262,138,270	$4,831,984

Liabilities
Foreign Currency Contracts(2)	$(19,598)	$—	$(19,598)	$—
Futures Contracts(2)	(1,142,223)	(1,142,223)	—	—
Swaps - Credit Default(2)	(1,964,406)	—	(1,959,036)	(5,370)
Swaps - Interest Rate(2)	(803,801)	—	(803,801)	—
TBA Sale Commitments	(182,005,988)	—	(182,005,988)	—

Total	$(185,936,016)	$(1,142,223)	$(184,788,423)	$(5,370)

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six-month period ended April 30, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

141

The Hartford World Bond Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 0.0%
	United States - 0.0%
47,282	Homer City Generation L.P.	$378,256

	Total Common Stocks (cost $2,698,660)	$378,256

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 6.0%
	Bermuda - 0.1%
$2,976,000	Bellemeade Re Ltd. 1 mo. USD LIBOR + 2.000%, 4.48%, 04/25/2029(1)(2)	$2,976,662
1,550,000	Radnor RE Ltd. 1 mo. USD LIBOR + 1.250%, 3.73%, 02/25/2029(1)(2)	1,551,078

		4,527,740

	Canada - 0.1%
785,000	Canadian Pacer Auto Receivables Trust 3.63%, 01/19/2024(1)	802,941
	Master Credit Card Trust
2,848,000	3.80%, 01/21/2022(1)	2,862,471
1,499,000	4.02%, 07/21/2022(1)	1,507,279

		5,172,691

	Cayman Islands - 1.0%
2,960,000	ALM XVIII Ltd. 3 mo. USD LIBOR + 1.650%, 4.25%, 01/15/2028(1)(2)	2,935,941
3,030,000	Apidos CLO 3 mo. USD LIBOR + 1.450%, 4.05%, 07/18/2027(1)(2)	3,000,548
2,675,000	Ares CLO Ltd. 3 mo. USD LIBOR + 1.950%, 4.55%, 12/05/2025(1)(2)	2,673,128
3,250,000	Atrium XII 3 mo. USD LIBOR + 1.650%, 4.24%, 04/22/2027(1)(2)	3,193,144
1,330,000	Bain Capital Credit CLO 3 mo. USD LIBOR + 1.800%, 4.38%, 07/25/2030(1)(2)	1,326,186
1,335,000	BlueMountain CLO Ltd. 1 mo. USD LIBOR + 2.000%, 4.64%, 11/20/2028(1)(2)	1,325,736
2,350,000	BSPRT Issuer Ltd. 3 mo. USD LIBOR + 1.050%, 3.52%, 09/15/2035(1)(2)	2,348,551
	Carlyle Global Market Strategies CLO Ltd.
2,500,000	3 mo. USD LIBOR + 1.400%, 3.99%, 04/17/2031(1)(2)	2,459,548
2,350,000	3 mo. USD LIBOR + 1.400%, 4.00%, 01/15/2030(1)(2)	2,292,261
1,015,000	Covenant Credit Partners CLO Ltd. 3 mo. USD LIBOR + 1.850%, 4.45%, 10/15/2029(1)(2)	1,014,449
945,000	Dryden 75 CLO Ltd. 3 mo. USD LIBOR + 2.450%, 4.99%, 01/15/2029(1)(2)	944,431
2,937,500	Highbridge Loan Management Ltd. 3 mo. USD LIBOR + 1.450%, 4.18%, 02/05/2031(1)(2)	2,885,177
	LCM L.P.
1,040,000	3 mo. USD LIBOR + 1.400%, 3.99%, 04/20/2028(1)(2)	1,029,466
2,240,000	3 mo. USD LIBOR + 1.950%, 4.54%, 10/20/2027(1)(2)	2,219,206
3,010,000	LCM Ltd. 3 mo. USD LIBOR + 1.210%, 3.80%, 07/20/2030(1)(2)	3,004,558
	Madison Park Funding Ltd.
1,000,000	3 mo. USD LIBOR + 1.600%, 4.19%, 10/21/2030(1)(2)	996,996
1,750,000	3 mo. USD LIBOR + 1.900%, 4.49%, 04/20/2026(1)(2)	1,749,732
2,935,000	Northwoods Capital Ltd. 3 mo. USD LIBOR + 1.300%, 3.93%, 06/20/2029(1)(2)	2,925,203
1,000,000	Stewart Park CLO Ltd. 3 mo. USD LIBOR + 1.800%, 4.40%, 01/15/2030(1)(2)	950,199
977,500	Thunderbolt Aircraft Lease 4.15%, 09/15/2038(1)(3)	990,581

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 6.0% - (continued)
	Cayman Islands - 1.0% - (continued)
	Voya CLO Ltd.
$2,867,000	3 mo. USD LIBOR + 1.250%, 3.84%, 04/17/2030(1)(2)	$2,861,945
2,390,000	3 mo. USD LIBOR + 2.200%, 4.80%, 10/15/2031(1)(2)	2,369,109
1,295,000	3 mo. USD LIBOR + 2.250%, 4.85%, 10/18/2031(1)(2)	1,287,958
3,975,000	Zais CLO Ltd. 3 mo. USD LIBOR + 1.530%, 4.13%, 10/15/2028(1)(2)	3,976,411

		50,760,464

	United States - 4.8%
1,143,030	Ajax Mortgage Loan Trust 3.16%, 09/25/2056(1)(4)	1,138,715
	Alternative Loan Trust
499,305	1 mo. USD LIBOR + 0.140%, 2.62%, 04/25/2047(2)	468,046
277,440	1 mo. USD LIBOR + 0.320%, 2.80%, 11/25/2035(2)	254,660
514,063	1 mo. USD LIBOR + 0.800%, 3.28%, 12/25/2035(2)	446,361
1,616,270	12 mo. USD MTA + 1.350%, 3.80%, 08/25/2035(2)	1,476,996
583,549	5.75%, 05/25/2036	420,410
293,129	6.00%, 05/25/2036	242,180
	Angel Oak Mortgage Trust LLC
287,334	2.71%, 11/25/2047(1)(4)	286,221
86,590	2.81%, 01/25/2047(1)(4)	86,274
556,497	3.26%, 04/27/2048(1)(4)	556,020
1,107,134	3.50%, 07/25/2046(1)(3)	1,108,225
1,083,933	3.63%, 03/25/2049(1)(4)	1,090,023
610,000	BAMLL Commercial Mortgage Securities Trust 1 mo. USD LIBOR + 1.700%, 4.17%, 09/15/2034(1)(2)	609,234
2,263,000	Banc of America Commercial Mortgage Trust 5.08%, 07/15/2049(4)	2,368,926
205,691	Banc of America Funding Trust 5.77%, 05/25/2037(4)	199,756
	Bank
10,404,000	1.04%, 04/15/2052(4)(5)	865,502
3,724,674	1.13%, 02/15/2052(4)(5)	272,432
1,440,000	4.80%, 11/15/2061(4)	1,493,697
1,115,000	BBCMS Mortgage Trust 1 mo. USD LIBOR + 0.722%, 3.20%, 03/15/2037(1)(2)	1,107,328
	Bear Stearns Adjustable Rate Mortgage Trust
632,630	3.92%, 06/25/2047(4)	583,892
557,976	4.17%, 07/25/2036(4)	506,984
564,692	4.70%, 10/25/2035(4)	571,300
	Bear Stearns Alt-A Trust
1,231,727	1 mo. USD LIBOR + 0.500%, 2.98%, 01/25/2036(2)	1,269,442
341,872	4.44%, 09/25/2035(4)	321,120
403,350	Bear Stearns Mortgage Funding Trust 1 mo. USD LIBOR + 0.200%, 2.68%, 02/25/2037(2)	420,167
3,365,000	Bellemeade Re Ltd. 1 mo. USD LIBOR + 1.300%, 3.78%, 03/25/2029(1)(2)	3,367,003
	Benchmark Mortgage Trust
21,325,812	0.69%, 07/15/2051(4)(5)	778,537
2,778,716	1.22%, 03/15/2052(4)(5)	228,701
2,450,000	BF NYT Mortgage Trust 1 mo. USD LIBOR + 2.500%, 4.97%, 11/15/2035(1)(2)	2,474,484
1,462,729	BX Commercial Mortgage Trust 1 mo. USD LIBOR + 1.800%, 4.27%, 11/15/2035(1)(2)	1,468,682

The accompanying notes are an integral part of these financial statements.

142

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 6.0% - (continued)
	United States - 4.8% - (continued)
$1,880,000	CAMB Commercial Mortgage Trust 1 mo. USD LIBOR + 2.150%, 4.62%, 12/15/2037(1)(2)	$1,892,916
7,110,000	Cantor Commercial Real Estate 1.15%, 05/15/2052(6)(7)	614,615
1,473,376	Chase Mortgage Finance Trust 4.27%, 12/25/2035(4)	1,429,339
135,051	ChaseFlex Trust 5.50%, 06/25/2035	115,073
	CHL Mortgage Pass-Through Trust
787,171	1 mo. USD LIBOR + 0.680%, 3.16%, 03/25/2035(2)	731,826
823,236	3.85%, 11/20/2035(4)	756,463
384,143	4.02%, 09/25/2047(4)	359,287
259,943	4.07%, 03/20/2036(4)	239,073
	Citigroup Commercial Mortgage Trust
1,120,000	4.68%, 01/10/2024(1)	1,175,927
1,865,000	4.90%, 01/10/2024(1)(4)	1,939,844
	COLT Mortgage Loan Trust
362,184	2.93%, 02/25/2048(1)(4)	361,062
1,062,141	3.71%, 03/25/2049(1)(4)	1,071,342
715,577	3.87%, 10/26/2048(1)(4)	719,447
25,594,569	Commercial Mortgage Pass-Through Certificates 0.77%, 02/10/2047(4)(5)	632,380
	Connecticut Avenue Securities Trust
515,000	1 mo. USD LIBOR + 2.150%, 4.63%, 09/25/2031(1)(2)	520,782
3,835,000	1 mo. USD LIBOR + 2.300%, 4.78%, 08/25/2031(1)(2)	3,903,862
1,410,000	1 mo. USD LIBOR + 2.450%, 4.93%, 07/25/2031(1)(2)	1,437,359
	CSAIL Commercial Mortgage Trust
2,393,242	0.78%, 08/15/2051(4)(5)	108,841
51,466,632	0.93%, 06/15/2057(4)(5)	1,863,982
14,518,786	1.04%, 04/15/2050(4)(5)	556,758
748,000	5.06%, 11/15/2051(4)	779,060
	CSMC Trust
1,017,567	3.25%, 04/25/2047(1)(4)	999,486
1,752,992	3.50%, 08/25/2043(1)(4)	1,737,556
1,305,000	DB Master Finance LLC 3.79%, 05/20/2049(1)	1,318,141
839,863	DBUBS Mortgage Trust 0.89%, 11/10/2046(1)(4)(5)	5,973
	Deephaven Residential Mortgage Trust
516,799	2.98%, 12/25/2057(1)(4)	517,040
196,824	3.49%, 12/26/2046(1)(4)	196,999
1,868,000	3.56%, 04/25/2059(1)(4)	1,872,260
875,000	Eagle RE Ltd. 1 mo. USD LIBOR + 1.800%, 4.28%, 04/25/2029(1)(2)	875,723
1,756,000	Eagle RE Ltd. 1 mo. USD LIBOR + 1.700%, 4.18%, 11/25/2028(1)(2)	1,755,997
	Fannie Mae Connecticut Avenue Securities
3,250,000	1 mo. USD LIBOR + 2.000%, 4.48%, 03/25/2031(2)	3,268,285
2,820,000	1 mo. USD LIBOR + 2.150%, 4.63%, 10/25/2030(2)	2,834,242
3,000,000	1 mo. USD LIBOR + 2.200%, 4.68%, 08/25/2030(2)	3,014,390
2,260,000	1 mo. USD LIBOR + 2.250%, 4.73%, 07/25/2030(2)	2,286,702
3,105,000	1 mo. USD LIBOR + 2.350%, 4.83%, 01/25/2031(2)	3,144,096
3,000,000	1 mo. USD LIBOR + 2.550%, 5.03%, 12/25/2030(2)	3,049,462
1,150,000	1 mo. USD LIBOR + 2.600%, 5.08%, 05/25/2024(2)	1,205,806

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 6.0% - (continued)
	United States - 4.8% - (continued)
$859,111	1 mo. USD LIBOR + 2.900%, 5.38%, 07/25/2024(2)	$903,054
957,831	1 mo. USD LIBOR + 3.000%, 5.48%, 07/25/2024(2)	1,023,561
245,000	1 mo. USD LIBOR + 3.550%, 6.03%, 07/25/2029(2)	263,028
1,235,000	1 mo. USD LIBOR + 4.100%, 6.58%, 03/25/2031(2)	1,252,758
2,975,000	1 mo. USD LIBOR + 4.250%, 6.73%, 01/25/2029(2)	3,273,683
650,000	1 mo. USD LIBOR + 4.250%, 6.73%, 01/25/2031(2)	678,227
960,673	1 mo. USD LIBOR + 4.300%, 6.78%, 02/25/2025(2)	1,043,432
1,050,000	1 mo. USD LIBOR + 4.400%, 6.88%, 01/25/2024(2)	1,170,382
783,382	1 mo. USD LIBOR + 4.550%, 7.03%, 02/25/2025(2)	842,262
811,207	1 mo. USD LIBOR + 4.900%, 7.38%, 11/25/2024(2)	913,109
1,657,134	1 mo. USD LIBOR + 5.000%, 7.48%, 07/25/2025(2)	1,837,513
978,420	1 mo. USD LIBOR + 5.250%, 7.73%, 10/25/2023(2)	1,102,451
1,945,000	1 mo. USD LIBOR + 5.500%, 7.98%, 09/25/2029(2)	2,233,293
697,217	1 mo. USD LIBOR + 5.550%, 8.03%, 04/25/2028(2)	777,464
2,000,589	1 mo. USD LIBOR + 5.700%, 8.18%, 04/25/2028(2)	2,277,212
3,270,999	1 mo. USD LIBOR + 6.750%, 9.23%, 08/25/2028(2)	3,794,131
2,211,025	1 mo. USD LIBOR + 6.950%, 9.43%, 08/25/2028(2)	2,560,380
2,268,776	FCI Funding LLC 3.63%, 02/18/2031(1)	2,265,323
2,039,588	Five Guys Funding LLC 4.60%, 07/25/2047(1)	2,106,064
95,280	Flagship Credit Auto Trust 1.85%, 07/15/2021(1)	95,085
1,657,416	Freddie Mac Strips 5.00%, 09/15/2036	332,213
	FREMF Mortgage Trust
3,500,000	3.85%, 10/25/2048(1)(4)	3,418,979
3,100,000	4.01%, 02/25/2050(1)(4)	3,145,737
1,751,000	4.07%, 06/25/2049(1)(4)	1,716,883
3,090,000	4.11%, 07/25/2049(1)(4)	3,149,851
920,000	4.11%, 04/25/2051(1)(4)	888,791
2,175,000	4.17%, 07/25/2027(1)(4)	2,125,058
385,000	4.31%, 02/25/2052(1)(4)(6)(7)	377,829
762,000	4.53%, 02/25/2052(1)(4)	755,666
177,405	GLS Auto Receivables Trust 2.67%, 04/15/2021	177,341
	GS Mortgage Securities Trust
3,608,245	1.13%, 02/10/2052(4)(5)	274,809
9,677,262	1.19%, 05/10/2050(4)(5)	675,055
1,937,186	1 mo. USD LIBOR + 1.450%, 3.92%, 07/15/2025(1)(2)	1,937,165
3,125,000	1 mo. USD LIBOR + 1.450%, 3.92%, 09/15/2031(1)(2)	3,127,908
	GSAA Home Equity Trust
1,202,917	1 mo. USD LIBOR + 0.080%, 2.56%, 02/25/2037(2)	589,959
1,426,572	1 mo. USD LIBOR + 0.120%, 2.60%, 05/25/2047(2)	1,106,099
961,334	1 mo. USD LIBOR + 0.180%, 2.66%, 11/25/2036(2)	423,484

The accompanying notes are an integral part of these financial statements.

143

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 6.0% - (continued)
	United States - 4.8% - (continued)
$1,434,815	1 mo. USD LIBOR + 0.240%, 2.72%, 11/25/2036(2)	$798,231
140,876	GSR Mortgage Loan Trust 4.28%, 05/25/2037(4)	121,670
1,848,687	HarborView Mortgage Loan Trust 1 mo. USD LIBOR + 0.240%, 2.73%, 12/19/2036(2)	1,709,480
840,000	Hertz Vehicle Financing II L.P. 3.29%, 02/25/2024(1)	841,869
2,940,000	Hertz Vehicle Financing L.P. 3.71%, 03/25/2023(1)	2,978,282
1,565,000	Home Re Ltd. 1 mo. USD LIBOR + 1.600%, 4.08%, 10/25/2028(1)(2)	1,563,999
1,685,641	Horizon Aircraft Finance Ltd. 4.46%, 12/15/2038(1)	1,722,378
	JP Morgan Mortgage Trust
598,035	3.00%, 09/25/2044(1)(4)	598,062
1,016,892	4.03%, 08/25/2036(4)	954,816
473,686	4.22%, 11/25/2035(4)	457,734
143,517	6.00%, 01/25/2037	103,883
54,954,447	JPMBB Commercial Mortgage Securities Trust 0.85%, 09/15/2047(4)(5)	1,428,519
1,632,671	Legacy Mortgage Asset Trust 4.00%, 03/25/2058(1)(3)	1,643,190
2,640,000	LSTAR Securities Investment Ltd. 1 mo. USD LIBOR + 1.500%, 3.98%, 04/01/2024(1)(2)(6)(7)	2,640,000
	LSTAR Securities Investment Trust
594,000	1 mo. USD LIBOR + 1.500%, 3.98%, 04/01/2024(1)(2)(6)(7)	594,000
1,733,871	1 mo. USD LIBOR + 1.700%”, 4.19%, 03/01/2024(1)(2)	1,733,871
2,623,416	MFA Trust 3.35%, 11/25/2047(1)(3)	2,624,444
	Mill City Mortgage Loan Trust
470,373	2.50%, 04/25/2057(1)(4)	464,139
1,777,700	3.50%, 08/25/2058(1)(4)	1,785,231
12,549,440	Morgan Stanley Bank of America Merrill Lynch Trust 1.18%, 10/15/2048(4)(5)	644,791
	Morgan Stanley Capital Trust
8,969,419	1.60%, 06/15/2050(4)(5)	704,917
100,000	5.55%, 09/15/2047(1)(4)	103,858
368,889	Morgan Stanley Mortgage Loan Trust 3.56%, 06/25/2037(4)	237,752
1,305,000	MSCG Trust 1 mo. USD LIBOR + 1.180%, 3.65%, 10/15/2037(1)(2)	1,306,654
1,615,000	MTRO Commercial Mortgage Trust 1 mo. USD LIBOR + 1.800%, 4.27%, 12/15/2033(1)(2)	1,616,512
	Natixis Commercial Mortgage Securities Trust
800,000	4.46%, 01/15/2043(1)(4)	764,866
2,637,500	4.93%, 06/17/2028(1)(4)	2,684,033
1,163,837	New Residential Mortgage LLC 4.09%, 07/25/2054(1)	1,178,837
	New Residential Mortgage Loan Trust
428,376	3.25%, 09/25/2056(1)(4)	428,816
1,663,959	3.60%, 04/25/2049	1,675,384
2,555,077	3.68%, 01/25/2049(1)(4)	2,577,716
1,469,016	3.75%, 11/26/2035(1)(4)	1,491,383
792,460	3.75%, 05/28/2052(1)(4)	805,508
1,506,803	4.00%, 02/25/2057(1)(4)	1,539,897
1,756,661	4.00%, 03/25/2057(1)(4)	1,803,069
1,424,494	4.00%, 04/25/2057(1)(4)	1,459,055
1,641,364	4.00%, 05/25/2057(1)(4)	1,684,292
625,884	4.00%, 12/25/2057(1)(4)	639,560
	NRZ Excess Spread-Collateralized Notes
698,639	3.19%, 01/25/2023(1)	695,891
310,618	3.27%, 02/25/2023(1)	310,572

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 6.0% - (continued)
	United States - 4.8% - (continued)
$615,000	OneMain Financial Issuance Trust 4.57%, 02/20/2029(1)	$623,148
1,686,525	Planet Fitness Master Issuer LLC 4.26%, 09/05/2048(1)	1,715,921
2,324,053	PMT Credit Risk Transfer Trust 1 mo. USD LIBOR + 2.000%, 4.48%, 03/27/2024(1)(2)	2,324,797
	Preston Ridge Partners Mortgage Trust LLC
1,624,145	4.00%, 08/25/2023(1)(4)	1,629,677
1,386,131	4.48%, 10/25/2023(1)(4)	1,398,749
1,491,286	Pretium Mortgage Credit Partners LLC 4.83%, 09/25/2058(1)(3)	1,504,630
	Residential Funding Mortgage Securities, Inc.
98,264	5.75%, 01/25/2036	80,353
100,639	6.00%, 04/25/2037	97,237
141,323	6.00%, 07/25/2037	133,134
3,505,000	Santander Retail Auto Lease Trust 3.66%, 05/20/2024(1)	3,506,588
1,471,588	Slide Funding 1 mo. USD LIBOR + 0.900%, 3.37%, 06/15/2031(1)(2)	1,470,651
753,000	SPS Servicer Advance Receivables Trust 3.59%, 11/15/2049(1)	749,819
2,245,150	Starwood Mortgage Residentioal Trust 4.38%, 10/25/2048	2,281,825
1,128,223	Store Master Funding LLC 3.96%, 10/20/2048(1)	1,153,608
1,089,836	Structured Adjustable Rate Mortgage Loan Trust 4.55%, 06/25/2035(4)	980,098
	Structured Agency Credit Risk Trust
1,310,000	1 mo. USD LIBOR + 1.250%, 3.73%, 02/25/2047(1)(2)	1,314,547
930,000	1 mo. USD LIBOR + 2.100%, 4.58%, 09/25/2048(1)(2)	927,245
448,895	Structured Asset Mortgage Investments Trust 1 mo. USD LIBOR + 0.230%, 2.71%, 02/25/2036(2)	403,441
800,340	Structured Asset Securities Corp. 5.75%, 06/25/2035	771,104
3,127,163	Taco Bell Funding LLC 4.32%, 11/25/2048(1)	3,212,753
	Towd Point Mortgage Trust
868,677	2.25%, 04/25/2056(1)(4)	855,717
763,318	2.25%, 07/25/2056(1)(4)	749,632
1,729,374	2.75%, 04/25/2055(1)(4)	1,713,151
521,490	2.75%, 05/25/2055(1)(4)	517,015
1,314,000	2.75%, 10/25/2056(1)(4)	1,296,082
324,257	2.75%, 04/25/2057(1)(4)	320,364
723,114	3.00%, 03/25/2054(1)(4)	718,855
467,197	3.00%, 01/25/2058(1)(4)	462,883
1,157,142	3.25%, 07/25/2058(1)(4)	1,152,248
2,282,027	3.75%, 03/25/2058(1)(4)	2,320,798
944,969	3.75%, 11/25/2058(1)(4)	948,002
3,500,000	4.25%, 11/25/2058(1)(4)	3,569,484
1,560,000	US Mortgage Trust 4.64%, 05/09/2038(1)(4)	1,558,043
1,947,073	Vericrest Opportunity Loan Trust 3.97%, 02/25/2049(1)(3)	1,951,819
276,903	Verus Securitization Trust 2.93%, 02/25/2048(1)(4)	275,952
2,850,618	VOLT LLC 4.21%, 10/26/2048(1)(3)	2,870,149
1,315,928	VOLT LXX LLC 4.12%, 09/25/2048(1)(3)	1,320,236
2,152,926	VOLT LXXIII LLC 4.46%, 10/25/2048(1)(3)	2,168,180
2,185,531	VOLT LXXIV LLC 4.58%, 11/25/2048(1)(3)	2,207,018
	Wells Fargo Commercial Mortgage Trust
2,000,000	3.07%, 08/15/2049(4)	1,880,110
1,550,000	3.75%, 12/15/2048(4)	1,490,811
6,495,906	Wells Fargo Mortgage Backed Securities Trust 4.00%, 11/25/2048(1)(4)	6,587,764

The accompanying notes are an integral part of these financial statements.

144

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 6.0% - (continued)
		United States - 4.8% - (continued)
	$1,685,000	Westlake Automobile Receivables Trust 3.28%, 12/15/2022(1)	$1,692,630
	11,850,383	WF-RBS Commercial Mortgage Trust 1.40%, 03/15/2047(4)(5)	533,547
	1,355,000	Wingstop Funding LLC 4.97%, 12/05/2048(1)	1,400,365

			246,365,294

		Total Asset & Commercial Mortgage Backed Securities (cost $304,880,923)	$306,826,189

CORPORATE BONDS - 7.1%
		Bermuda - 0.0%
		Weatherford International Ltd.
	285,000	5.95%, 04/15/2042	$179,550
	765,000	6.50%, 08/01/2036	481,950
	280,000	7.00%, 03/15/2038	177,800

			839,300

		Canada - 0.4%
	2,600,000	1011778 BC ULC / New Red Finance, Inc. 5.00%, 10/15/2025(1)	2,580,500
		Bausch Health Cos., Inc.
	3,390,000	5.88%, 05/15/2023(1)	3,416,103
	3,570,000	6.13%, 04/15/2025(1)	3,610,162
	250,000	7.00%, 03/15/2024(1)	263,438
	1,860,000	Garda World Security Corp. 8.75%, 05/15/2025(1)	1,753,422
	2,790,000	goeasy Ltd. 7.88%, 11/01/2022(1)	2,936,475
		MEG Energy Corp.
	1,130,000	6.38%, 01/30/2023(1)	1,067,850
	1,160,000	6.50%, 01/15/2025(1)	1,165,800
	2,890,000	Tervita Escrow Corp. 7.63%, 12/01/2021(1)	2,926,125

			19,719,875

		Cayman Islands - 0.1%
		Avolon Holdings Funding Ltd.
	1,465,000	3.95%, 07/01/2024(1)	1,455,668
	610,000	4.38%, 05/01/2026(1)	606,383
	3,950,000	Park Aerospace Holdings Ltd. 5.25%, 08/15/2022(1)	4,111,950

			6,174,001

		Denmark - 0.2%
	10,650,000	Danske Bank A/S 3 mo. USD LIBOR + 0.580%, 3.19%, 09/06/2019(1)(2)	10,643,085

		France - 0.3%
		BNP Paribas S.A.
	765,000	5 year USD Swap + 2.838%, 5.13%, 11/15/2027(1)(2)(8)	687,544
	9,280,000	5 year USD Swap + 4.0149%, 6.63%, 03/25/2024(1)(2)(8)	9,465,600
	2,050,000	Credit Agricole S.A. 5 year USD Swap + 6.185%, 8.13%, 12/23/2025(1)(2)(8)	2,334,150
	1,975,000	Societe Generale S.A. 5 year USD Swap + 6.238%, 7.38%, 09/13/2021(2)(8)(9)	2,054,000

			14,541,294

		Germany - 0.1%
EUR	4,520,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 4.00%, 01/15/2025(9)	5,272,420

		Ireland - 0.1%
		Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
	2,450,000	6.75%, 05/15/2024(9)	2,898,617

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 7.1% - (continued)
		Ireland - 0.1% - (continued)
	$1,636,000	7.25%, 05/15/2024(1)	$1,723,608

			4,622,225

		Italy - 0.1%
		Intesa Sanpaolo S.p.A.
	430,000	5 year USD Swap + 5.462%, 7.70%, 09/17/2025(1)(2)(8)(10)	421,133
EUR	550,000	5 year EUR Swap + 7.192%, 7.75%, 01/11/2027(2)(8)(9)	693,534
		UniCredit S.p.A.
	$3,375,000	6.57%, 01/14/2022(1)	3,556,604
EUR	1,525,000	5 year EUR Swap + 6.387%, 6.63%, 06/03/2023(2)(8)(9)	1,701,649
	$1,435,000	5 year USD Swap + 5.180%, 8.00%, 06/03/2024(2)(8)(9)	1,381,188

			7,754,108

		Luxembourg - 0.5%
	1,845,000	Altice Financing S.A. 7.50%, 05/15/2026(1)	1,872,675
EUR	2,790,000	ARD Finance S.A. (7.38% PIK) 6.63%, 09/15/2023(11)	3,173,138
	1,666,000	Codere Finance Luxembourg S.A. 6.75%, 11/01/2021(9)	1,787,658
	17,480,000	Medtronic Global Holdings SCA 0.00%, 03/07/2021	19,618,518

			26,451,989

		Mult - 0.1%
		Panther BF Aggregator 2 LP / Panther Finance Co., Inc.
	1,115,000	4.38%, 05/15/2026(1)	1,283,412
	$2,450,000	6.25%, 05/15/2026(1)	2,551,063
	1,250,000	8.50%, 05/15/2027(1)	1,292,500

			5,126,975

		Netherlands - 0.3%
	1,415,000	Constellium N.V. 5.88%, 02/15/2026(1)	1,436,225
EUR	2,090,000	Diamond (BC) B.V. 5.63%, 08/15/2025(9)	2,248,035
	2,565,000	LKQ European Holdings B.V. 3.63%, 04/01/2026(9)	3,005,964
		Teva Pharmaceutical Finance Netherlands B.V.
	$3,430,000	2.80%, 07/21/2023	3,120,077
	3,015,000	3.15%, 10/01/2026	2,529,559
	1,970,000	6.75%, 03/01/2028	2,030,645

			14,370,505

		Spain - 0.2%
		Banco Bilbao Vizcaya Argentaria S.A.
	3,800,000	5 year USD Swap + 3.870%, 6.13%, 11/16/2027(2)(8)(10)	3,462,750
EUR	1,200,000	5 year EUR Swap + 9.177%, 8.88%, 04/14/2021(2)(8)(9)	1,498,029
		Banco de Sabadell S.A.
	1,600,000	5 year EUR Swap + 6.051%, 6.13%, 11/23/2022(2)(8)(9)	1,725,829
	1,800,000	5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(2)(8)(9)	1,985,848
		Banco Santander S.A.
	1,140,000	1.00%, 12/15/2024(4)(8)	1,054,865
	1,900,000	5 year EUR Swap + 5.410%, 5.48%, 06/12/2019(2)(8)(9)	2,126,775

			11,854,096

		Sweden - 0.2%
	$7,820,000	Svenska Handelsbanken AB 3 mo. USD LIBOR + 0.490%, 3.10%, 09/06/2019(2)	7,832,040

The accompanying notes are an integral part of these financial statements.

145

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 7.1% - (continued)
		Switzerland - 0.1%
		Credit Suisse Group AG
	$1,995,000	5 year USD Swap + 3.455%, 6.25%, 12/18/2024(2)(8)(9)	$2,035,786
	2,125,000	5 year USD Swap + 4.600%, 7.50%, 07/17/2023(1)(2)(8)	2,239,155

			4,274,941

		United Kingdom - 0.3%
GBP	550,000	Barclays Bank plc 3 mo. GBP LIBOR + 13.400%, 14.00%, 06/15/2019(2)(8)(9)	727,764
EUR	11,320,000	Barclays plc 5 year EUR Swap + 5.875%, 6.50%, 09/15/2019(2)(8)	12,892,273
	$2,620,000	HSBC Bank plc 6 mo. USD LIBOR + 0.250%, 2.94%, 09/30/2019(2)(8)	1,908,356

			15,528,393

		United States - 4.1%
	454,000	ACE Cash Express, Inc. 12.00%, 12/15/2022(1)	424,490
	6,090,000	Acrisure LLC / Acrisure Finance, Inc. 8.13%, 02/15/2024(1)	6,367,856
	1,985,000	Adient U.S. LLC 7.00%, 05/15/2026(1)(12)	2,032,144
	930,000	AK Steel Corp. 7.00%, 03/15/2027(10)	785,292
EUR	7,370,000	Altria Group, Inc. 2.20%, 06/15/2027	8,515,984
	$680,000	American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/2023(1)	704,650
		AmeriGas Partners L.P. / AmeriGas Finance Corp.
	342,000	5.50%, 05/20/2025	350,123
	411,000	5.75%, 05/20/2027	424,358
	1,357,000	5.88%, 08/20/2026	1,412,976
		APX Group, Inc.
	1,405,000	7.63%, 09/01/2023	1,229,375
	1,765,000	7.88%, 12/01/2022	1,760,587
	3,321,000	Beacon Roofing Supply, Inc. 6.38%, 10/01/2023	3,453,840
	1,650,000	Beazer Homes USA, Inc. 5.88%, 10/15/2027	1,489,125
	930,000	Boyd Gaming Corp. 6.38%, 04/01/2026	978,825
	1,920,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(1)	1,804,800
	1,000,000	Caesars Entertainment Corp. 5.00%, 10/01/2024	1,480,070
	265,000	California Resources Corp. 8.00%, 12/15/2022(1)(10)	201,400
	460,000	Catalent Pharma Solutions, Inc. 4.88%, 01/15/2026(1)	461,150
		Chesapeake Energy Corp.
	3,170,000	7.00%, 10/01/2024(10)	3,133,347
	1,065,000	7.50%, 10/01/2026	1,030,388
	1,845,000	Cloud Crane LLC 10.13%, 08/01/2024(1)	1,983,375
	5,065,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 12.00%, 11/01/2021	595,138
	1,910,000	CNH Industrial Capital LLC 4.38%, 11/06/2020	1,944,705
	1,424,000	CSC Holdings LLC 10.88%, 10/15/2025(1)	1,637,600
	7,270,000	CVS Health Corp. 3 mo. USD LIBOR + 0.720%, 3.32%, 03/09/2021(2)	7,299,352
		Eldorado Resorts, Inc.
	1,480,000	6.00%, 04/01/2025	1,528,155
	535,000	6.00%, 09/15/2026	555,063
	2,570,000	Energy Transfer Operating L.P. 4.25%, 03/15/2023	2,635,007
	3,190,000	FelCor Lodging L.P. 6.00%, 06/01/2025	3,325,575
		Ferrellgas L.P. / Ferrellgas Finance Corp.
	1,336,000	6.50%, 05/01/2021(10)	1,192,380
	865,000	6.75%, 01/15/2022(10)	765,525

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 7.1% - (continued)
	United States - 4.1% - (continued)
$2,025,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(1)	$1,569,375
1,935,000	Freedom Mortgage Corp. 8.13%, 11/15/2024(1)	1,717,312
435,000	Fresenius Medical Care U.S. Finance II, Inc. 5.63%, 07/31/2019(1)	437,245
4,695,000	Frontier Communications Corp. 8.00%, 04/01/2027(1)	4,853,456
7,100,000	General Motors Financial Co., Inc. 3 mo. USD LIBOR + 1.450%, 4.15%, 05/09/2019(2)	7,102,000
	Genworth Holdings, Inc.
210,000	4.80%, 02/15/2024	174,300
1,425,000	4.90%, 08/15/2023	1,204,125
450,000	7.63%, 09/24/2021	438,750
	Gray Television, Inc.
1,785,000	5.13%, 10/15/2024(1)	1,816,237
220,000	5.88%, 07/15/2026(1)	226,739
1,800,000	HCA Healthcare, Inc. 6.25%, 02/15/2021	1,887,750
2,530,000	HCA, Inc. 7.50%, 11/15/2095	2,593,250
946,000	Hertz Corp. 7.38%, 01/15/2021(1)	943,635
585,000	Infor Software Parent LLC (7.13% Cash, 7.88% PIK) 7.13%, 05/01/2021(1)(11)	586,463
1,730,000	Infor U.S., Inc. 6.50%, 05/15/2022	1,760,811
1,490,000	Jack Ohio Finance LLC / Jack Ohio Finance Corp. 6.75%, 11/15/2021(1)	1,536,562
2,835,000	Jacobs Entertainment, Inc. 7.88%, 02/01/2024(1)	3,047,625
1,500,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	1,552,500
1,255,000	Lithia Motors, Inc. 5.25%, 08/01/2025(1)	1,264,413
1,025,000	MGIC Investment Corp. 5.75%, 08/15/2023	1,099,313
7,680,000	Microchip Technology, Inc. 3.92%, 06/01/2021(1)	7,790,596
1,085,000	Micron Technology, Inc. 4.64%, 02/06/2024	1,118,212
3,750,000	Molson Coors Brewing Co. 1.45%, 07/15/2019	3,740,466
	Navient Corp.
1,002,000	5.50%, 01/25/2023	1,019,535
165,000	5.63%, 08/01/2033	132,825
386,000	5.88%, 10/25/2024	387,930
1,735,000	6.50%, 06/15/2022	1,828,256
422,000	7.25%, 09/25/2023	456,815
15,300,000	Nissan Motor Acceptance Corp. 3 mo. USD LIBOR + 0.520%, 3.13%, 09/13/2019(1)(2)	15,302,119
	Novelis Corp.
615,000	5.88%, 09/30/2026(1)	624,994
1,700,000	6.25%, 08/15/2024(1)	1,770,125
1,975,000	Peabody Energy Corp. 6.00%, 03/31/2022(1)	2,004,625
1,190,000	Penske Automotive Group, Inc. 3.75%, 08/15/2020	1,191,190
2,620,000	PetSmart, Inc. 5.88%, 06/01/2025(1)	2,374,375
	QEP Resources, Inc.
2,965,000	5.25%, 05/01/2023	2,883,462
810,000	5.63%, 03/01/2026(10)	758,711
865,000	Radian Group, Inc. 4.50%, 10/01/2024	866,298
3,070,000	Revlon Consumer Products Corp. 6.25%, 08/01/2024	1,811,300
12,040,000	Reynolds American, Inc. 8.13%, 06/23/2019	12,128,938
	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
1,660,000	5.13%, 07/15/2023(1)	1,684,087
645,000	7.00%, 07/15/2024(1)	666,769
1,915,000	SBA Tower Trust 2.88%, 07/15/2046(1)	1,904,433

The accompanying notes are an integral part of these financial statements.

146

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 7.1% - (continued)
		United States - 4.1% - (continued)
		Sinclair Television Group, Inc.
	$1,055,000	5.13%, 02/15/2027(1)	$1,012,800
	3,090,000	5.63%, 08/01/2024(1)	3,123,866
		SM Energy Co.
	1,310,000	5.00%, 01/15/2024(10)	1,227,306
	265,000	6.13%, 11/15/2022	267,650
		Springleaf Finance Corp.
	1,990,000	6.88%, 03/15/2025	2,134,275
	1,955,000	7.13%, 03/15/2026	2,099,181
	2,910,000	Sprint Corp. 7.63%, 02/15/2025	2,939,100
		Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC
	3,660,000	4.74%, 09/20/2029(1)	3,728,625
	4,660,000	5.15%, 09/20/2029(1)	4,799,287
	3,990,000	Starwood Property Trust, Inc. 3.63%, 02/01/2021	3,970,050
	1,410,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(1)	1,381,800
	1,233,000	Syneos Health, Inc. / inVentiv Health, Inc. / inVentiv Health Clinical, Inc. 7.50%, 10/01/2024(1)	1,291,568
	2,180,000	Taylor Morrison Communities, Inc. 6.63%, 05/15/2022	2,250,850
	1,150,000	Teva Pharmaceutical Finance LLC 2.25%, 03/18/2020	1,132,883
	1,080,000	TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.88%, 06/15/2024	1,093,046
	825,000	Tribune Media Co. 5.88%, 07/15/2022	836,550
	410,000	TriMas Corp. 4.88%, 10/15/2025(1)	409,488
	5,950,000	USG Corp. 4.88%, 06/01/2027(1)	6,009,500
	3,050,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(1)	2,356,125
	4,085,000	West Street Merger Sub, Inc. 6.38%, 09/01/2025(1)	3,952,237
	225,000	Western Digital Corp. 4.75%, 02/15/2026	217,125
	1,126,000	WMG Acquisition Corp. 5.50%, 04/15/2026(1)	1,151,335
		WPX Energy, Inc.
	624,000	6.00%, 01/15/2022	648,960
	900,000	8.25%, 08/01/2023	1,027,125
	3,270,000	Xerox Corp. 4.13%, 03/15/2023	3,238,281

			212,059,590

		Total Corporate Bonds (cost $371,829,048)	$367,064,837

FOREIGN GOVERNMENT OBLIGATIONS - 57.5%
		Australia - 3.7%
		Australia Government Bond
AUD	67,720,000	2.75%, 11/21/2027(9)	$51,613,168
	92,872,000	3.00%, 03/21/2047(9)	72,784,127
	78,640,000	4.75%, 04/21/2027(9)	68,124,989

			192,522,284

		Austria - 0.9%
EUR	32,668,000	Republic of Austria Government Bond 2.40%, 05/23/2034(1)(9)	45,643,005

		Canada - 17.3%
		Canadian Government Bond
CAD	322,650,000	0.75%, 03/01/2021	237,289,965
	100,585,000	0.75%, 09/01/2021	73,693,510
	194,650,000	1.50%, 06/01/2026	143,836,427
	533,240,000	1.75%, 09/01/2019	398,013,488
	33,195,000	2.25%, 06/01/2029	25,992,054
	12,550,000	2.75%, 12/01/2048	10,932,186

			889,757,630

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 57.5% - (continued)
		Denmark - 18.4%
		Denmark Government Bond
DKK	2,435,310,000	0.25%, 11/15/2020	$370,844,849
	2,748,395,000	4.00%, 11/15/2019	423,347,715
	1,034,660,000	Denmark Treasury Bill 0.00%, 09/03/2019(1)(9)	155,791,851

			949,984,415

		Germany - 0.4%
EUR	17,188,000	Bundesrepublik Deutschland Bundesanleihe 0.25%, 08/15/2028(9)	19,792,949

		Netherlands - 0.8%
	37,482,000	Netherlands Government Bond 0.75%, 07/15/2028(1)(9)	44,583,242

		New Zealand - 6.4%
		New Zealand Government Bond
NZD	126,465,000	2.75%, 04/15/2025(9)	89,958,381
	78,383,000	2.75%, 04/15/2037(9)	56,080,101
	96,325,000	3.00%, 04/20/2029	70,672,324
	146,250,000	5.50%, 04/15/2023(9)	112,582,795

			329,293,601

		Norway - 3.1%
		Norway Government Bond
NOK	487,735,000	1.75%, 09/06/2029(1)(9)	56,515,967
	854,190,000	2.00%, 04/26/2028(1)(9)	101,475,687

			157,991,654

		Singapore - 3.3%
		Singapore Government Bond
SGD	82,960,000	1.75%, 04/01/2022	60,684,438
	80,610,000	2.25%, 06/01/2021	59,652,941
	62,995,000	2.63%, 05/01/2028	48,011,166

			168,348,545

		Supranational - 0.2%
MXN	207,300,000	International Finance Corp. 7.75%, 01/18/2030	10,245,400

		Sweden - 3.0%
SEK	1,257,035,000	Sweden Government Bond 2.50%, 05/12/2025	153,412,233

		Total Foreign Government Obligations (cost $2,987,542,539)	$2,961,574,958

SENIOR FLOATING RATE INTERESTS - 3.0%(13)
		Canada - 0.1%
	$4,140,526	B.C. Unlimited Liability Co. 1 mo. USD LIBOR + 2.250%, 4.73%, 02/16/2024	$4,126,739

		Denmark - 0.1%
EUR	2,332,742	Nets Holding A/S 3 mo. EURIBOR + 3.000%, 3.00%, 02/06/2025	2,589,194

		Germany - 0.1%
	$8,125,000	Unitymedia Finance LLC 1 mo. USD LIBOR + 2.250%, 4.72%, 09/30/2025	8,108,100

		Luxembourg - 0.1%
	3,716,913	Almonde, Inc. 3 mo. USD LIBOR + 3.500%, 6.10%, 06/13/2024	3,682,829

		Netherlands - 0.1%
	6,175,000	Jacobs Douwe Egberts International B.V. 3 mo. USD LIBOR + 2.000%, 4.56%, 11/01/2025	6,182,719

		United Kingdom - 0.1%
	5,911,876	Crown Finance U.S., Inc. 1 mo. USD LIBOR + 2.500%, 4.73%, 02/28/2025	5,881,726

The accompanying notes are an integral part of these financial statements.

147

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 3.0%(13) - (continued)
	United States - 2.4%
$917,611	American Builders & Contractors Supply Co., Inc. 1 mo. USD LIBOR + 2.000%, 4.48%, 10/31/2023	$909,196
2,802,230	Aristocrat Technologies, Inc. 3 mo. USD LIBOR + 1.750%, 4.34%, 10/19/2024	2,795,224
	Asurion LLC
2,901,298	1 mo. USD LIBOR + 3.000%, 5.48%, 11/03/2023	2,909,015
2,625,163	1 mo. USD LIBOR + 3.000%, 5.48%, 11/03/2024	2,631,358
765,000	1 mo. USD LIBOR + 6.500%, 8.98%, 08/04/2025	779,344
	BCP Raptor LLC
3,209,309	2 mo. USD LIBOR + 4.250%, 6.88%, 06/24/2024	3,096,983
3,225,000	1 mo. USD LIBOR + 4.750%, 7.37%, 11/03/2025	3,119,188
2,972,538	Blackhawk Network Holdings, Inc. 1 mo. USD LIBOR + 3.000%, 5.48%, 06/15/2025	2,970,070
4,139,520	Caesars Entertainment Operating Co. 1 mo. USD LIBOR + 2.000%, 4.48%, 10/06/2024	4,117,953
4,114,583	Caesars Resort Collection LLC 1 mo. USD LIBOR + 2.750%, 5.23%, 12/22/2024	4,125,734
947,838	CHG PPC Parent LLC 1 mo. USD LIBOR + 2.750%, 5.23%, 03/31/2025	947,250
1,534,228	Circor International, Inc. 1 mo. USD LIBOR + 3.500%, 5.98%, 12/11/2024	1,530,392
3,523,308	Clark Equipment Co. 3 mo. USD LIBOR + 2.000%, 4.60%, 05/18/2024	3,506,960
577,688	Core & Main LP 6 mo. USD LIBOR + 3.000%, 5.63%, 08/01/2024	578,051
571,511	Crown Americas LLC 1 Week USD LIBOR + 2.000%, 4.48%, 04/03/2025	574,775
1,767,150	CSC Holdings LLC 1 mo. USD LIBOR + 2.500%, 4.97%, 01/25/2026	1,763,474
1,125,750	Diamond (BC) B.V. 2 mo. USD LIBOR + 3.000%, 5.58%, 09/06/2024	1,083,534
4,354,990	EVO Payments International LLC 1 mo. USD LIBOR + 3.250%, 5.73%, 12/22/2023(14)	4,358,605
	First Data Corp.
1,533,720	1 mo. USD LIBOR + 2.000%, 4.48%, 07/08/2022	1,533,628
2,174,386	1 mo. USD LIBOR + 2.000%, 4.48%, 04/26/2024	2,173,734
3,458,863	Flex Acquisition Co., Inc. 1 mo. USD LIBOR + 3.250%, 5.88%, 06/29/2025	3,399,785
247,500	Genworth Holdings, Inc. 1 mo. USD LIBOR + 4.500%, 6.99%, 03/07/2023	249,356
3,831,050	Golden Entertainment, Inc. 1 mo. USD LIBOR + 3.000%, 5.48%, 10/21/2024	3,831,050
3,451,211	Hostess Brands LLC 1 mo. USD LIBOR + 2.250%, 4.83%, 08/03/2022	3,443,446
3,051,938	Hub International Ltd. 2 mo. USD LIBOR + 2.750%, 5.34%, 04/25/2025	3,018,366
2,583,264	Hyland Software, Inc. 1 mo. USD LIBOR + 3.500%, 5.98%, 07/01/2024	2,593,494
2,737,350	Lamar Media Corp. 1 mo. USD LIBOR + 1.750%, 4.25%, 03/14/2025	2,739,075
2,173,744	Lands’ End, Inc. 1 mo. USD LIBOR + 3.250%, 5.73%, 04/04/2021	2,106,728
4,075,000	Level 3 Financing, Inc. 1 mo. USD LIBOR + 2.250%, 4.73%, 02/22/2024	4,076,019
4,264,205	Medallion Midland Acquisition LLC 1 mo. USD LIBOR + 2.483%, 5.73%, 10/30/2024	4,240,240
850,000	Messer Industries GmbH 1 mo. USD LIBOR + 2.500%, 5.10%, 03/01/2026	847,348

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 3.0%(13) - (continued)
	United States - 2.4% - (continued)
$1,459,851	Microchip Technology, Inc. 1 mo. USD LIBOR + 2.000%, 4.49%, 05/29/2025	$1,456,654
883,677	Multi Color Corp. 1 mo. USD LIBOR + 2.000%, 4.48%, 10/31/2024	882,351
1,955,322	Post Holdings, Inc. 1 mo. USD LIBOR + 2.000%, 4.49%, 05/24/2024	1,955,322
6,068,700	PSAV Holdings LLC 3 mo. USD LIBOR + 3.250%, 5.75%, 03/01/2025	5,958,735
5,076,923	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 11/15/2023	5,050,625
1,026,154	Rexnord LLC 1 mo. USD LIBOR + 2.000%, 4.48%, 08/21/2024	1,026,441
4,139,413	Reynolds Group Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 02/05/2023	4,144,712
4,529,687	Shutterfly, Inc. 1 mo. USD LIBOR + 2.750%, 5.25%, 08/17/2024	4,514,104
4,183,886	Sotera Health Holdings LLC 1 mo. USD LIBOR + 3.000%, 5.48%, 05/15/2022	4,147,277
634,728	SS&C Technologies Holdings Europe S.a.r.l. 1 mo. USD LIBOR + 2.250%, 4.73%, 04/16/2025	634,811
5,005,195	SS&C Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 4.73%, 04/16/2025	5,004,817
2,568,845	Syneos Health, Inc. 1 mo. USD LIBOR + 2.000%, 4.48%, 08/01/2024	2,560,290
2,511,025	Trans Union LLC 1 mo. USD LIBOR + 2.000%, 4.48%, 06/19/2025	2,508,941
	Tribune Media Co.
79,474	1 mo. USD LIBOR + 3.000%, 5.48%, 12/27/2020	79,474
990,554	1 mo. USD LIBOR + 3.000%, 5.48%, 01/27/2024	990,247
3,738,075	USI, Inc. 3 mo. USD LIBOR + 3.000%, 5.60%, 05/16/2024	3,698,825
3,004,688	Weight Watchers International, Inc. 3 mo. USD LIBOR + 4.750%, 7.35%, 11/29/2024	2,884,500

		123,547,501

	Total Senior Floating Rate Interests (cost $154,394,010)	$154,118,808

U.S. GOVERNMENT AGENCIES - 1.4%
	FHLMC - 0.5%
31,972,537	0.42%, 11/25/2027(4)(5)	$716,473
3,690,853	1.78%, 09/25/2041(4)(5)	250,169
11,435,000	2.08%, 02/25/2041(4)(5)	392,296
6,087,872	2.28%, 01/25/2042(4)(5)	550,056
1,070,000	2.39%, 04/25/2029(4)(5)	190,220
2,111,212	3.50%, 05/15/2036(5)	281,828
885,000	4.53%, 04/25/2049	885,000
3,000,000	1 mo. USD LIBOR + 2.300%, 4.78%, 09/25/2030(2)	3,026,531
1,130,000	1 mo. USD LIBOR + 2.300%, 4.78%, 10/25/2048(1)(2)	1,135,037
3,025,000	1 mo. USD LIBOR + 2.350%, 4.83%, 04/25/2030(2)	3,083,092
2,490,000	1 mo. USD LIBOR + 2.350%, 4.83%, 02/25/2049(1)(2)	2,532,190
975,000	1 mo. USD LIBOR + 2.450%, 4.93%, 12/25/2042(2)	995,203
1,960,000	1 mo. USD LIBOR + 2.450%, 4.93%, 03/25/2049(1)(2)	1,990,709
3,120,000	1 mo. USD LIBOR + 2.500%, 4.98%, 03/25/2030(2)	3,216,072
1,885,000	1 mo. USD LIBOR + 2.650%, 5.13%, 01/25/2049(1)(2)	1,942,783

The accompanying notes are an integral part of these financial statements.

148

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 1.4% - (continued)
	FHLMC - 0.5% - (continued)
$1,025,000	1 mo. USD LIBOR + 4.500%, 6.98%, 02/25/2024(2)	$1,143,840
2,775,000	1 mo. USD LIBOR + 4.750%, 7.23%, 12/25/2029(2)	3,054,544
	FNMA - 0.6%
7,144,967	3.00%, 01/25/2028	568,434
6,509,165	3.50%, 04/25/2028(5)	600,652
12,375,000	3.50%, 05/01/2049(15)	12,486,907
5,635,589	4.00%, 01/25/2028(5)	568,306
1,927,782	4.00%, 04/25/2032(5)	259,514
13,475,000	4.00%, 05/01/2049(15)	13,828,192
1,790,000	1 mo. USD LIBOR + 2.400%, 4.88%, 04/25/2031(1)(2)	1,827,256
2,919,690	5.50%, 09/25/2044(5)	663,375
1,338,936	5.50%, 06/25/2048	276,161
	GNMA - 0.2%
5,848,271	3.50%, 10/20/2029(5)	647,009
5,272,744	3.50%, 01/20/2030(5)	612,805
5,739,701	3.50%, 11/20/2031(5)	651,819
4,405,000	3.50%, 05/01/2049(15)	4,477,614
1,503,948	4.00%, 01/16/2046	266,624
368,085	4.50%, 04/20/2045(5)	65,077
1,305,734	5.00%, 07/16/2044(5)	267,923
548,960	5.00%, 07/16/2044	120,640
1,780,068	5.00%, 12/16/2045	353,042
3,034,332	5.00%, 07/16/2047(5)	654,575
1,427,136	5.00%, 09/20/2047(5)	307,897
1,494,670	5.00%, 11/16/2047(5)	313,803
3,098,466	5.00%, 06/20/2048(5)	623,859
1,209,766	5.50%, 02/20/2047(5)	263,157
2,250,378	5.85%, 07/20/2039(4)(5)	419,325
2,538,644	6.00%, 09/20/2045(5)	625,934

		67,135,943

	SLM Student Loan Trust - 0.1%
1,643,999	Nelnet Student Loan Trust 3 mo. USD LIBOR + 0.350%, 2.95%, 03/25/2026(1)(2)	1,626,599
923,935	SLC Student Loan Trust 3 mo. USD LIBOR + 0.900%, 3.51%, 06/15/2021(2)	922,854
	SLM Student Loan Trust
398,293	1 mo. USD LIBOR + 0.650%, 3.13%, 05/26/2026(2)	392,217
1,516,941	3 mo. USD LIBOR + 1.500%, 4.08%, 04/25/2023(2)	1,532,839
1,532,781	3 mo. USD LIBOR + 1.700%, 4.28%, 07/25/2023(2)	1,553,916

		6,028,425

	Total U.S. Government Agencies (cost $73,071,158)	$73,164,368

U.S. GOVERNMENT SECURITIES - 19.2%
	U.S. Treasury Notes - 19.2%
130,820,790	0.13%, 04/15/2022(16)	$129,554,641
391,285,000	1.00%, 09/30/2019	388,931,178
213,510,000	1.38%, 04/30/2020(17)	211,333,199
132,675,000	1.75%, 04/30/2022(17)(18)(19)	130,767,797
128,510,000	2.00%, 05/31/2024(17)	126,697,809

		987,284,624

		987,284,624

	Total U.S. Government Securities (cost $984,654,614)	$987,284,624

Shares or Principal Amount		Market Value†
CONVERTIBLE BONDS - 0.2%
	Commercial Services - 0.0%
$1,600,000	Cardtronics, Inc. 1.00%, 12/01/2020	$1,595,832

	IT Services - 0.0%
1,576,000	Lumentum Holdings, Inc. 0.25%, 03/15/2024	1,957,501

	Media - 0.1%
2,525,000	DISH Network Corp. 3.38%, 08/15/2026	2,316,214

	Pharmaceuticals - 0.0%
1,343,000	Neurocrine Biosciences, Inc. 2.25%, 05/15/2024	1,620,781

	Semiconductors - 0.1%
	Microchip Technology, Inc.
435,000	1.63%, 02/15/2025	863,914
392,000	1.63%, 02/15/2027	508,565
450,000	2.25%, 02/15/2037	592,092

		1,964,571

	Software - 0.0%
1,959,000	Western Digital Corp. 1.50%, 02/01/2024(1)	1,747,665

	Total Convertible Bonds (cost $11,357,927)	$11,202,564

PREFERRED STOCKS - 0.0%
	United States - 0.0%
21,100	GMAC Capital Trust Series 2, 8.47%(2)	554,930

	Total Preferred Stocks (cost $552,899)	$554,930

	Total Long-Term Investments (cost $4,890,981,778)	$4,862,169,534

SHORT-TERM INVESTMENTS - 5.8%
	Other Investment Pools & Funds - 5.7%
290,573,874	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 2.37%(20)	$290,573,874

	Securities Lending Collateral - 0.1%
330,809	Citibank NA DDCA, 2.42%, 5/1/2019(20)	330,809
3,218,170	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.34%(20)	3,218,170
684,948	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.36%(20)	684,948
1,182,655	Invesco Government & Agency Portfolio, Institutional Class, 2.33%(20)	1,182,655
1,098,901	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.33%(20)	1,098,901
100,692	Western Asset Institutional Government Class A Fund, Institutional Class, 2.29%(20)	100,692

		6,616,175

	Total Short-Term Investments (cost $297,190,049)	$297,190,049

Total Investments Excluding Purchased Options (cost $5,188,171,827)	100.2%	$5,159,359,583

Total Purchased Options (cost $8,373,005)	0.1%	$8,834,229

Total Investments (cost $5,196,544,832)	100.3%	$5,168,193,812
Other Assets and Liabilities	(0.3)%	(17,741,144)

Total Net Assets	100.0%	$5,150,452,668

The accompanying notes are an integral part of these financial statements.

149

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $798,801,565, representing 15.5% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2019.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	Securities disclosed are interest-only strips.

(6)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2019, the aggregate fair value of these securities was $4,226,444, which represented 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(7)	Investment valued using significant unobservable inputs.

(8)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(9)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the
United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $906,089,358, representing 17.6% of net assets.

(10)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(11)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(12)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $1,985,000 at April 30, 2019.

(13)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of April 30, 2019.

(14)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(15)	Represents or includes a TBA transaction.

(16)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(17)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(18)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(19)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

(20)	Current yield as of period end.

OTC Swaption Contracts Outstanding at April 30, 2019
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 Month USD-LIBOR-BBA Interest Rate Swap Expiring 05/06/57*	JPM	2.38%	Receive	05/04/27	USD	6,000,000	6,000,000	$508,200	$636,000	$(127,800)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	JPM	2.45%	Receive	08/02/27	USD	6,400,000	6,400,000	585,664	657,280	(71,616)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	BOA	2.45%	Receive	08/02/27	USD	6,900,000	6,900,000	631,419	593,400	38,019

Total Calls							19,300,000	$1,725,283	$1,886,680	$(161,397)

The accompanying notes are an integral part of these financial statements.

150

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

OTC Swaption Contracts Outstanding at April 30, 2019 – (continued)
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts – (continued):
Puts
3 Month USD-LIBOR-BBA Interest Rate Swap Expiring 05/06/57*	JPM	2.38%	Pay	05/04/27	USD	6,000,000	6,000,000	$1,006,200	$1,248,000	$(241,800)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	JPM	2.45%	Pay	08/02/27	USD	6,400,000	6,400,000	1,025,280	1,264,640	(239,360)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	BOA	2.45%	Pay	08/02/27	USD	6,900,000	6,900,000	1,105,380	1,580,100	(474,720)
CDX.NA.IG.32.V1	MSC	65.00%	Pay	06/19/19	USD	207,515,000	207,515,000	178,482	249,018	(70,536)
ITRAXX.EUR.31.V2	BNP	65.00%	Pay	06/19/19	EUR	91,570,000	91,570,000	103,400	159,835	(56,435)
ITRAXX.EUR.31.V2	BNP	65.00%	Pay	06/19/19	EUR	91,570,000	91,570,000	103,400	160,150	(56,750)

Total Puts							409,955,000	$3,522,142	$4,661,743	$(1,139,601)

Total purchased swaption contracts							429,255,000	$5,247,425	$6,548,423	$(1,300,998)

*	Swaptions with forward premiums.

OTC Swaption Contracts Outstanding at April 30, 2019
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Puts
CDX.NA.IG.32.V1	MSC	85.00 USD	Pay	06/19/19	USD	(207,515,000)	(207,515,000)	$(42,055)	$(62,255)	$20,200
ITRAXX.EUR.31.V2	BNP	85.00 EUR	Pay	06/19/19	EUR	(91,570,000)	(91,570,000)	(21,900)	(41,408)	19,508
ITRAXX.EUR.31.V2	BNP	85.00 EUR	Pay	06/19/19	EUR	(91,570,000)	(91,570,000)	(21,900)	(42,362)	20,462

Total Puts							(390,655,000)	$(85,855)	$(146,025)	$60,170

Total written swaption contracts							(390,655,000)	$(85,855)	$(146,025)	$60,170

Exchange-Traded Option Contracts Outstanding at April 30, 2019
Description	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
U.S. Treasury 5-Year Futures Options	115.75 USD	05/24/19	14,810	USD	14,810,000	$3,586,804	$1,824,582	$1,762,222

Total purchased option contracts					14,810,000	$3,586,804	$1,824,582	$1,762,222

Exchange-Traded Options Contracts Outstanding at April 30, 2019
Description	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts:
Calls
U.S. Treasury 5-Year Futures Options	116.25 USD	05/24/19	(14,810)	USD	(14,810,000)	$(1,504,148)	$(836,223)	$(667,925)

Total written option contracts					(14,810,000)	$(1,504,148)	$(836,223)	$(667,925)

The accompanying notes are an integral part of these financial statements.

151

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Futures Contracts Outstanding at April 30, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 3-Year Bond Future	11,159	06/17/2019	$896,215,261	$4,402,062
Canadian Government 10-Year Bond Future	1,671	06/19/2019	172,351,108	(660,834)
Euro-BOBL Future	212	06/06/2019	31,608,005	4,941
Euro-BUND Future	33	06/06/2019	6,118,589	7,000
Euro-Schatz Future	29	06/06/2019	3,640,357	2,249
U.S. Treasury 10-Year Ultra Future	14	06/19/2019	1,844,937	412
U.S. Treasury 2-Year Note Future	802	06/28/2019	170,832,265	349,407
U.S. Treasury 5-Year Note Future	3,815	06/28/2019	441,168,984	837,868
U.S. Treasury Long Bond Future	10	06/19/2019	1,474,688	16,169

Total				$4,959,274

Short position contracts:
Australian 10-Year Bond Future	3,354	06/17/2019	$326,949,506	$(2,440,903)
Euro BUXL 30-Year Bond Future	105	06/06/2019	22,227,544	181,644
Euro-BTP Future	81	06/06/2019	11,852,245	(304,423)
Euro-OAT Future	113	06/06/2019	20,532,020	(476,839)
Long Gilt Future	334	06/26/2019	55,452,455	294,633
U.S. Treasury 10-Year Note Future	1,030	06/19/2019	127,382,031	(376,775)
U.S. Treasury Ultra Bond Future	1,181	06/19/2019	194,016,156	(2,582,601)

Total				$(5,705,264)

Total futures contracts				$(745,990)

TBA Sale Commitments Outstanding at April 30, 2019
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FNMA, 3.50%	$2,850,000	05/13/2049	$(2,875,773)	$5,065
GNMA II, 3.50%	17,535,000	05/21/2049	(17,824,053)	24,903

Total (proceeds receivable $20,729,794)			$(20,699,826)	$29,968

At April 30, 2019, the aggregate market value of TBA Sale Commitments represents (0.4)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at April 30, 2019
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CMBX.NA.BBB-.9	BCLY	USD	3,700,000	(3.00%)	09/17/58	Monthly	$147,177	$—	$124,528	$(22,649)

Total traded indices							$147,177	$—	$124,528	$(22,649)

Credit default swaps on single-name issues:
Buy protection:
American Airlines Group, Inc.	BNP	USD	3,850,000	(5.00%)	06/20/24	Quarterly	$—	$(304,481)	$(433,981)	$(129,500)
Banco Santander S.A.	BNP	EUR	4,370,000	(1.00%)	06/20/23	Quarterly	—	(63,581)	(138,500)	(74,919)
Banco Santander S.A.	BNP	EUR	6,880,000	(1.00%)	06/20/23	Quarterly	—	(100,101)	(218,051)	(117,950)
Calpine Corp.	GSC	USD	3,760,000	(5.00%)	06/20/24	Quarterly	—	(358,782)	(422,895)	(64,113)
Cox Communications, Inc.	GSC	USD	4,070,000	(1.00%)	06/20/24	Quarterly	—	(71,495)	(90,972)	(19,477)
Dell, Inc	JPM	USD	4,370,000	(1.00%)	06/20/24	Quarterly	251,283	—	222,475	(28,808)
Deutsche Bank AG	JPM	EUR	3,425,000	(1.00%)	12/20/23	Quarterly	62,909	—	93,520	30,611
Deutsche Bank AG	JPM	EUR	2,025,000	(1.00%)	06/20/24	Quarterly	208,435	—	238,171	29,736
Deutsche Bank AG	HSBC	EUR	2,040,000	(1.00%)	06/20/24	Quarterly	222,607	—	239,942	17,335
Dillards, Inc.	BCLY	USD	3,680,000	(5.00%)	06/20/24	Quarterly	—	(430,976)	(515,828)	(84,852)
Frontier Communications Corp.	CBK	USD	1,465,000	(5.00%)	06/20/20	Quarterly	174,959	—	170,368	(4,591)
Frontier Communications Corp.	CBK	USD	1,625,000	(5.00%)	06/20/20	Quarterly	206,691	—	188,974	(17,717)
Frontier Communications Corp.	GSC	USD	3,310,000	(5.00%)	12/20/20	Quarterly	439,398	—	591,574	152,176

The accompanying notes are an integral part of these financial statements.

152

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2019 – (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues – (continued):
Buy protection – (continued):
Ineos Group Holdings S.A.	BOA	EUR	7,270,000	(5.00%)	06/20/24	Quarterly	$—	$(684,413)	$(990,640)	$(306,227)
Kohl’s Corp.	MSC	USD	3,195,000	(1.00%)	06/20/24	Quarterly	37,054	—	(15,700)	(52,754)
Kohl’s Corp.	JPM	USD	8,370,000	(1.00%)	06/20/24	Quarterly	85,247	—	(41,128)	(126,375)
Macy’s, Inc.	CBK	USD	8,770,000	(1.00%)	06/20/24	Quarterly	515,280	—	305,190	(210,090)
MDC Holdings, Inc.	JPM	USD	3,075,000	(1.00%)	03/20/20	Quarterly	19,329	—	(26,633)	(45,962)
Naturgy Energy Group S.A.	GSC	EUR	14,200,000	(1.00%)	12/20/23	Quarterly	—	(181,419)	(366,536)	(185,117)
Omnicom Group	GSC	USD	8,110,000	(1.00%)	06/20/24	Quarterly	—	(154,214)	(218,711)	(64,497)
Realogy Group LLC	GSC	USD	4,190,000	(5.00%)	06/20/24	Quarterly	—	(8,368)	(66,809)	(58,441)
Target Corp.	JPM	USD	8,040,000	(1.00%)	06/20/24	Quarterly	—	(227,352)	(252,177)	(24,825)
Tenet Healthcare Corp.	GSC	USD	3,830,000	(5.00%)	06/20/24	Quarterly	—	(242,082)	(152,387)	89,695
Tesco plc	BCLY	EUR	15,550,000	(1.00%)	06/20/23	Quarterly	—	(37,020)	(171,315)	(134,295)
Verizon Communications, Inc.	CBK	USD	4,070,000	(1.00%)	06/20/24	Quarterly	—	(68,553)	(93,973)	(25,420)
Western Union	GSC	USD	8,420,000	(1.00%)	06/20/24	Quarterly	173,705	—	148,660	(25,045)
Wind Tre S.p.A.	GSC	EUR	1,550,000	(5.00%)	06/20/24	Quarterly	—	(160,613)	(183,504)	(22,891)
Wind Tre S.p.A.	CSFB	EUR	1,810,000	(5.00%)	06/20/24	Quarterly	—	(104,675)	(214,288)	(109,613)

Total							$2,396,897	$(3,198,125)	$(2,415,154)	$(1,613,926)

Credit default swaps on single-name issues:
Sell protection:
Liberty Interactive LLC	GSC	USD	1,425,000	5.00%	03/20/20	Quarterly	$29,379	$—	$68,467	$39,088
Liberty Interactive LLC	BCLY	USD	850,000	5.00%	03/20/20	Quarterly	15,097	—	40,841	25,744
Pitney Bowes, Inc.	JPM	USD	2,115,000	1.00%	06/20/24	Quarterly	—	(320,245)	(257,463)	62,782
Pitney Bowes, Inc.	GSC	USD	1,510,000	1.00%	06/20/24	Quarterly	—	(213,540)	(183,815)	29,725

Total							$44,476	$(533,785)	$(331,970)	$157,339

Total single-name issues							$2,441,373	$(3,731,910)	$(2,747,124)	$(1,456,587)

Total OTC contracts							$2,588,550	$(3,731,910)	$(2,622,596)	$(1,479,236)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2019
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.32.V1	USD	58,220,000	(5.00%)	06/20/24	Quarterly	$(3,974,473)	$(4,663,026)	$(688,553)
ITRAXX.FIN.SEN.31.V1	EUR	117,050,000	(1.00%)	06/20/24	Quarterly	(1,530,735)	(2,225,853)	(695,118)

Total						$(5,505,208)	$(6,888,879)	$(1,383,671)

Credit default swaps on indices:
Sell protection:
ITRAXX.EUR.31.V1	EUR	2,575,000	1.00%	06/20/24	Quarterly	$58,967	$64,574	$5,607

Total						$(5,446,241)	$(6,824,305)	$(1,378,064)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at April 30, 2019
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
2.06% Fixed	3 Mo. CAD CDOR	CAD	47,560,000	09/18/24	Semi-Annual	$4,716	$—	$(221,661)	$(226,377)
2.09% Fixed	3 Mo. CAD CDOR	CAD	35,851,000	09/15/24	Semi-Annual	—	(8,327)	(96,101)	(87,774)
2.28% Fixed	3 Mo. CAD CDOR	CAD	11,121,000	09/18/29	Semi-Annual	—	(3,465)	(70,553)	(67,088)

The accompanying notes are an integral part of these financial statements.

153

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Centrally Cleared Interest Rate Swap Contracts Outstanding at April 30, 2019 – (continued)
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
1.89% Fixed	3 Mo. NZD NZDBBR FRA	NZD	26,229,000	09/18/24	Semi-Annual	$—	$—	$(26,589)	$(26,589)
3 Mo. NZD NZDBBR FRA	2.19% Fixed	NZD	39,109,000	09/15/24	Quarterly	27,616	—	134,518	106,902
3 Mo. NZD NZDBBR FRA	2.96% Fixed	NZD	27,960,000	06/19/29	Quarterly	2,194	—	188,417	186,223
3 Mo. NZD NZDBBR FRA	2.44% Fixed	NZD	12,250,000	09/18/29	Quarterly	—	(7,236)	108,811	116,047
3 Mo. SEK STIBOR	0.47% Fixed	SEK	2,054,674,000	06/19/24	Quarterly	49,437	—	1,055,974	1,006,537
3 Mo. SEK STIBOR	0.72% Fixed	SEK	235,927,000	09/15/24	Quarterly	—	(1,364)	62,479	63,843
3 Mo. SEK STIBOR	0.50% Fixed	SEK	319,294,000	09/18/24	Quarterly	—	(1,334)	128,618	129,952
3 Mo. SEK STIBOR	1.72% Fixed	SEK	142,216,000	03/20/29	Quarterly	—	(1,708)	257,077	258,785
3 Mo. SEK STIBOR	1.00% Fixed	SEK	72,835,000	09/18/29	Quarterly	—	(2,192)	57,059	59,251
2.50% Fixed	3 Mo. USD LIBOR	USD	27,522,000	09/15/24	Semi-Annual	—	(42,719)	(135,942)	(93,223)
2.53% Fixed	3 Mo. USD LIBOR	USD	36,159,000	09/18/24	Semi-Annual	—	(100,373)	(372,759)	(272,386)
2.69% Fixed	3 Mo. USD LIBOR	USD	8,555,000	09/18/29	Semi-Annual	—	(40,932)	(143,010)	(102,078)
3 Mo. USD LIBOR	2.79% Fixed	USD	33,942,000	09/30/25	Semi-Annual	—	—	(861,074)	(861,074)
3 Mo. USD LIBOR	2.38% Fixed	USD	2,875,000	05/02/26	Semi-Annual	—	—	489	489
3 Mo. USD LIBOR	2.88% Fixed	USD	1,475,000	12/31/48	Semi-Annual	—	—	(67,935)	(67,935)
3 Mo. USD LIBOR	2.87% Fixed	USD	737,500	01/28/49	Semi-Annual	—	—	(27,156)	(27,156)
8.06% Fixed	3 Mo. ZAR JIBAR	ZAR	1,461,401,000	06/19/29	Quarterly	192,816	—	(8,004)	(200,820)
1.97% Fixed	6 Mo. AUD BBSW	AUD	50,662,000	09/18/24	Semi-Annual	—	(101,228)	(496,685)	(395,457)
6 Mo. AUD BBSW	1.84% Fixed	AUD	37,316,000	09/15/24	Semi-Annual	—	—	9,523	9,523
6 Mo. AUD BBSW	2.19% Fixed	AUD	11,625,000	09/18/29	Semi-Annual	15,759	—	75,758	59,999
6 Mo. EUR EURIBOR	0.41% Fixed	EUR	21,843,000	09/15/24	Semi-Annual	33,016	—	107,068	74,052
6 Mo. EUR EURIBOR	0.16% Fixed	EUR	14,701,000	09/18/24	Semi-Annual	—	(13,781)	51,977	65,758
6 Mo. EUR EURIBOR	1.16% Fixed	EUR	14,858,000	09/18/29	Semi-Annual	941	—	61,146	60,205
6 Mo. EUR EURIBOR	0.69% Fixed	EUR	6,702,000	09/18/29	Semi-Annual	26,087	—	79,194	53,107
1.38% Fixed	6 Mo. GBP LIBOR	GBP	113,000	09/15/24	Semi-Annual	—	(21)	(222)	(201)
1.44% Fixed	6 Mo. GBP LIBOR	GBP	5,999,000	09/18/29	Semi-Annual	—	(8,646)	(37,317)	(28,671)
1.59% Fixed	6 Mo. GBP LIBOR	GBP	14,285,000	09/18/29	Semi-Annual	2,545	—	(36,669)	(39,214)
1.68% Fixed	6 Mo. GBP LIBOR	GBP	38,905,000	12/18/29	Semi-Annual	127,470	—	(1,316,779)	(1,444,249)
6 Mo. GBP LIBOR	1.34% Fixed	GBP	184,215,000	12/18/21	Semi-Annual	—	(191,519)	986,424	1,177,943
6 Mo. GBP LIBOR	1.35% Fixed	GBP	1,023,316,000	03/17/23	Semi-Annual	2,403,876	—	2,426,681	22,805
6 Mo. GBP LIBOR	1.28% Fixed	GBP	13,098,000	09/18/24	Semi-Annual	163,508	—	40,440	(123,068)
3.06% Fixed	6 Mo. HUF BUBOR	HUF	7,023,427,000	03/20/29	Annual	55,120	—	189,789	134,669
0.03% Fixed	6 Mo. JPY LIBOR	JPY	2,752,817,000	09/15/24	Semi-Annual	—	(17,501)	(15,650)	1,851
0.19% Fixed	6 Mo. JPY LIBOR	JPY	830,207,000	09/18/29	Semi-Annual	—	(18,212)	(30,926)	(12,714)
1.91% Fixed	6 Mo. NOK NIBOR	NOK	233,760,000	09/15/24	Annual	—	(935)	108,266	109,201
6 Mo. NOK NIBOR	1.81% Fixed	NOK	156,733,000	09/18/24	Semi-Annual	—	(20,250)	(119,724)	(99,474)
2.44% Fixed	6 Mo. PLN WIBOR	PLN	151,157,000	06/19/29	Annual	—	(495,505)	488,905	984,410
2.64% Fixed	6 Mo. USD LIBOR	USD	13,600,000	03/16/27	Semi-Annual	—	—	(99,481)	(99,481)

Total						$3,105,101	$(1,077,248)	$2,434,376	$406,523

Foreign Currency Contracts Outstanding at April 30, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
16,367,000	AUD	11,512,793	USD	BOA	06/06/19	$35,666	$—
1,724,000	AUD	1,211,342	USD	BCLY	06/06/19	5,102	—
4,360,000	AUD	3,076,773	USD	ANZ	06/06/19	—	(383)
7,898,000	AUD	5,577,405	USD	JPM	06/06/19	4,163	(8,786)
1,579,000	AUD	1,112,009	USD	JPM	06/07/19	2,149	—
21,640,000	BRL	5,453,629	USD	MSC	05/03/19	63,723	—
21,640,000	BRL	5,485,007	USD	HSBC	05/03/19	32,345	—
12,270,000	BRL	3,089,980	USD	HSBC	06/04/19	30,781	—
24,370,000	CAD	18,128,898	USD	BCLY	06/06/19	79,465	—
3,545,000	CAD	2,632,430	USD	JPM	06/06/19	16,263	—
12,667,000	CHF	12,469,568	USD	JPM	06/06/19	9,085	(2,243)
1,631,000	CHF	1,605,652	USD	BCLY	06/06/19	857	(50)
104,978,000	CNH	15,623,702	USD	JPM	06/19/19	—	(39,626)
84,598,000	CNH	12,601,526	USD	GSC	06/19/19	737	(43,616)
4,636,000	EUR	5,200,459	USD	JPM	05/31/19	13,495	(260)
1,030,000	EUR	1,154,202	USD	SSG	05/31/19	4,147	—
38,599,000	EUR	43,414,933	USD	BCLY	06/06/19	16,636	—

The accompanying notes are an integral part of these financial statements.

154

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
1,819,000	EUR	2,036,721	USD	JPM	06/06/19	$10,267	$(250)
455,000	EUR	508,100	USD	MSC	06/06/19	3,866	—
1,281,000	GBP	1,661,944	USD	JPM	05/31/19	11,324	—
3,236,000	GBP	4,185,452	USD	JPM	06/06/19	42,776	—
2,101,000	GBP	2,727,466	USD	BOA	06/06/19	17,746	—
26,765,000	ILS	7,427,553	USD	BNP	06/06/19	29,748	—
1,203,019,000	INR	17,134,094	USD	MSC	06/06/19	80,727	—
61,287,482,000	JPY	549,569,867	USD	ANZ	06/06/19	2,317,234	—
11,404,700,000	JPY	102,671,265	USD	JPM	06/06/19	31,793	(4,976)
307,719,000	JPY	2,768,451	USD	MSC	06/06/19	2,525	—
184,274,000	MXN	9,622,453	USD	CBK	06/06/19	39,803	—
297,424,000	MXN	15,587,588	USD	BNP	06/06/19	7,595	—
33,320,000	NOK	3,839,816	USD	GSC	06/06/19	28,074	—
77,014,000	NOK	8,926,653	USD	JPM	06/06/19	28,492	(15,120)
1,038,775,000	NOK	121,349,739	USD	MSC	06/06/19	—	(765,483)
5,423,000	NZD	3,601,069	USD	JPM	06/06/19	23,458	—
1,627,000	NZD	1,076,054	USD	CBA	06/06/19	11,371	—
29,452,000	PEN	8,837,014	USD	CBK	06/06/19	55,713	—
952,478,000	RUB	14,784,865	USD	GSC	06/06/19	—	(132,315)
26,750,000	SEK	2,818,577	USD	CBK	06/07/19	6,770	—
23,699,000	SEK	2,508,325	USD	BCLY	06/07/19	3,135	(8,360)
75,811,000	SEK	8,031,619	USD	JPM	06/07/19	18,616	(43,043)
1,170,285,000	SEK	125,345,486	USD	MSC	06/07/19	—	(1,739,478)
4,185,000	SGD	3,078,315	USD	JPM	06/06/19	553	—
148,258,000	TRY	24,618,659	USD	GSC	06/07/19	—	(357,172)
11,318,488	USD	16,075,000	AUD	JPM	05/31/19	—	(22,427)
7,528,138	USD	10,675,000	AUD	JPM	06/06/19	7,036	(11,115)
187,641,579	USD	266,758,000	AUD	BOA	06/06/19	—	(581,295)
503,696	USD	719,000	AUD	JPM	06/07/19	—	(3,637)
503,444	USD	719,000	AUD	BCLY	06/07/19	—	(3,889)
5,485,008	USD	21,640,000	BRL	MSC	05/03/19	—	(32,344)
5,469,066	USD	21,640,000	BRL	HSBC	05/03/19	—	(48,286)
5,440,672	USD	21,640,000	BRL	MSC	06/04/19	—	(63,262)
4,152,301	USD	5,580,000	CAD	JPM	06/06/19	418	(17,286)
891,541,405	USD	1,198,348,000	CAD	BCLY	06/06/19	—	(3,819,908)
504,843	USD	681,000	CAD	JPM	06/07/19	—	(3,988)
1,010,871	USD	1,362,000	CAD	BCLY	06/07/19	—	(6,791)
1,078,410	USD	1,091,000	CHF	BCLY	06/06/19	3,825	—
6,730,489	USD	6,835,000	CHF	MSC	06/06/19	—	(1,671)
1,005,852	USD	677,200,000	CLP	JPM	06/06/19	6,256	—
20,699,932	USD	139,395,000	CNH	GSC	06/19/19	18,097	(11,475)
2,453,480	USD	16,567,000	CNH	CBK	06/19/19	—	(5,905)
6,443,096	USD	20,739,037,000	COP	JPM	06/06/19	41,258	—
963,983,540	USD	6,383,499,000	DKK	CBK	06/06/19	1,618,959	—
76,187,540	USD	67,730,627	EUR	JPM	05/31/19	16,962	—
2,766,478	USD	2,459,000	EUR	MSC	06/06/19	—	(387)
147,149,371	USD	130,822,000	EUR	BCLY	06/06/19	—	(51,456)
115,536,300	USD	102,837,000	EUR	JPM	06/06/19	9,672	(185,496)
815,396	USD	728,000	EUR	JPM	06/07/19	—	(3,821)
507,148	USD	455,000	EUR	BCLY	06/07/19	—	(4,862)
3,535,361	USD	2,725,000	GBP	JPM	05/31/19	—	(24,089)
508,602	USD	390,000	GBP	JPM	06/06/19	—	(981)
506,793	USD	390,000	GBP	BCLY	06/06/19	—	(2,790)
23,173,904	USD	6,625,280,000	HUF	BNP	06/06/19	172,629	—
5,943,393	USD	21,450,000	ILS	HSBC	06/06/19	—	(33,035)
3,064,926	USD	215,970,000	INR	DEUT	06/06/19	—	(25,536)
512,468	USD	56,985,000	JPY	BCLY	06/06/19	—	(676)
3,114,415	USD	347,100,000	JPY	DEUT	06/06/19	—	(11,183)
4,866,357	USD	543,100,000	JPY	MSC	06/06/19	—	(24,199)
6,745,212	USD	752,191,000	JPY	JPM	06/06/19	—	(28,189)
3,273,134	USD	364,736,000	JPY	JPM	06/07/19	—	(11,534)
6,052,046	USD	6,953,075,000	KRW	BNP	06/07/19	91,791	—
16,049,410	USD	307,213,000	MXN	CBK	06/06/19	—	(59,051)
166,670,541	USD	1,426,729,000	NOK	MSC	06/06/19	1,051,370	—

The accompanying notes are an integral part of these financial statements.

155

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
2,883,968	USD	24,540,000	NOK	BCLY	06/06/19	$35,288	$—
120,964,121	USD	1,050,146,000	NOK	JPM	06/06/19	8,193	(948,309)
3,075,344	USD	4,615,000	NZD	BCLY	06/06/19	—	(9,147)
3,104,989	USD	4,661,000	NZD	JPM	06/06/19	—	(10,246)
332,324,060	USD	502,476,000	NZD	CBA	06/06/19	—	(3,511,817)
995,157	USD	1,504,000	NZD	JPM	06/07/19	—	(10,077)
2,828,937	USD	9,385,000	PEN	CBK	06/06/19	—	(4,767)
6,160,297	USD	20,525,000	PEN	HSBC	06/06/19	—	(37,015)
28,172,581	USD	107,577,000	PLN	DEUT	06/06/19	—	(9,713)
173,876,650	USD	1,623,395,000	SEK	MSC	06/07/19	2,412,967	—
3,682,541	USD	34,754,000	SEK	JPM	06/07/19	15,104	(3,295)
122,762,748	USD	1,170,285,000	SEK	BOA	06/07/19	—	(843,260)
175,450,413	USD	238,345,000	SGD	HSBC	06/06/19	102,100	—
4,130,334	USD	5,615,000	SGD	CBK	06/06/19	158	(730)
11,989,855	USD	384,095,000	THB	JPM	06/06/19	—	(51,269)
49,862,638	USD	300,523,000	TRY	GSC	06/07/19	683,945	—
8,053,394	USD	247,964,000	TWD	MSC	06/06/19	9,588	—
25,896,108	USD	373,479,000	ZAR	BCLY	06/06/19	—	(98,096)
758,072,000	ZAR	52,552,192	USD	GSC	06/06/19	209,752	—

Total						$9,601,568	$(13,799,466)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Utilities	$378,256	$—	$378,256	$—
Asset & Commercial Mortgage Backed Securities	306,826,189	—	302,599,745	4,226,444
Corporate Bonds	367,064,837	—	367,064,837	—
Foreign Government Obligations	2,961,574,958	—	2,961,574,958	—
Senior Floating Rate Interests	154,118,808	—	154,118,808	—
U.S. Government Agencies	73,164,368	—	73,164,368	—
U.S. Government Securities	987,284,624	—	987,284,624	—
Convertible Bonds	11,202,564	—	11,202,564	—
Preferred Stocks	554,930	554,930	—	—
Short-Term Investments	297,190,049	297,190,049	—	—
Purchased Options	8,834,229	3,586,804	5,247,425	—
Foreign Currency Contracts(2)	9,601,568	—	9,601,568	—
Futures Contracts(2)	6,096,385	6,096,385	—	—
Swaps - Credit Default(2)	482,499	—	482,499	—
Swaps - Interest Rate(2)	4,681,552	—	4,681,552	—

Total	$5,189,055,816	$307,428,168	$4,877,401,204	$4,226,444

Liabilities
Foreign Currency Contracts(2)	$(13,799,466)	$—	$(13,799,466)	$—
Futures Contracts(2)	(6,842,375)	(6,842,375)	—	—
Swaps - Credit Default(2)	(3,339,799)	—	(3,339,799)	—
Swaps - Interest Rate(2)	(4,275,029)	—	(4,275,029)	—
TBA Sale Commitments	(20,699,826)	—	(20,699,826)	—
Written Options	(1,590,003)	(1,504,148)	(85,855)	—

Total	$(50,546,498)	$(8,346,523)	$(42,199,975)	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six-month period ended April 30, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

156

Hartford Fixed Income Funds

Glossary: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
ANZ	Australia and New Zealand Banking Group
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CITI	Citigroup Global Markets, Inc.
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SGG	Societe Generale Group
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
DOP	Dominican Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
KZT	Kazakhstani Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwanese Dollar
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
BADLAR	Buenos Aires Deposits of Large Amount Rate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CMT	Constant Maturity Treasury Index
CPI	Consumer Price Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
ICE	Intercontinental Exchange, Inc.
iBoxx	Markit iBoxx Indices - Euro, Sterling, Asian, US Dollar and European High-Yield Bond Markets
ITRAXX.EUR	Markit iTraxx - Europe
MSCI	Morgan Stanley Capital International
MTA	Monthly Treasury Average Index
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security

Other Abbreviations:
BBSW	Bank Bill Swap Referance Rate
BUBOR	Budapest Interbank Offered Rate
BZDIOVRA	Brazil Cetip Interbank Deposit Rate
CDOR	Canadian Dollar Offered Rate
CJSC	Closed Joint Stock Company
CLICP	Sinacofi Chile Interbank Offered Rate
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
DDCA	Dollars on Deposit in Custody Account
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
JIBAR	Johannesburg Interbank Agreed Rate
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
MIBOR	Mumbai Inter-Bank Offered Rate
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
MUNIPSA	Municipal Swap Index Yield
NIBOR	Norwegian Interbank Offered Rate
NZDBB	New Zealand Bank Bill
OTC	Over-the-Counter
PAC	Planned Amortization Class
PIK	Payment-in-kind
PJSC	Private Joint Stock Company
PT	Perseroan Terbatas
STIBOR	Stockholm Interbank Offered Rate
TBA	To Be Announced
THBFIX	Thai Baht Interest Rate Fixing
TIIE	Interbank Equilibrium Interest Rate
WIBOR	Warsaw Interbank Offered Rate

Municipal Abbreviations:
Auth	Authority
Dev	Development
Dist	District
Facs	Facilities
GO	General Obligation
PA	Port Authority
Rev	Revenue
VA	Veterans Administration

157

Hartford Fixed Income Funds

Statements of Assets and Liabilities

April 30, 2019 (Unaudited)

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund
Assets:
Investments in securities, at market value(1)	$148,454,784	$3,489,852,756	$479,436,666	$332,149,569	$563,011,250	$35,228,312	$931,519,967
Cash	428,246	—	302,272	—	54,763	—	—
Cash collateral due from broker on futures contracts	190,000	—	—	—	—	—	—
Cash collateral due from broker on swap contracts	—	—	—	—	320,000	—	—
Foreign currency	598,998	24,348,660	9,271,073	—	4,820	—	—
Unrealized appreciation on OTC swap contracts	477,122	1,360,475	376,902	—	174,953	—	—
Unrealized appreciation on foreign currency contracts	2,507,630	73,312	9,750	1,184	326,675	—	—
Unrealized appreciation on bond forward contracts	—	—	—	—	21,828	—	—
Receivables:
Investment securities sold	5,992,892	24,408,363	5,358,799	14,765	8,135	—	—
Fund shares sold	44,215	3,056,453	3,135,270	566,714	91,874	152,960	2,368,448
Dividends and interest	2,495,311	12,952,864	2,325,275	4,999,583	979,348	439,985	11,418,196
Securities lending income	26	—	—	—	—	—	—
Variation margin on futures contracts	101,802	—	—	—	—	—	—
Tax reclaims	57,651	—	—	—	—	—	—
Other assets	103,785	105,524	88,309	92,914	94,166	55,933	104,526

Total assets	161,452,462	3,556,158,407	500,304,316	337,824,729	565,087,812	35,877,190	945,411,137

Liabilities:
Unrealized depreciation on foreign currency contracts	2,929,471	106,547	6,348	—	77,587	—	—
Unrealized depreciation on bond forward contracts	—	—	—	—	10,695	—	—
Obligation to return securities lending collateral	—	—	—	—	—	—	—
Bank overdraft	—	5,716,553	—	—	—	—	—
Unrealized depreciation on OTC swap contracts	751,905	—	—	—	518,174	—	—
Cash collateral due to broker on swap contracts	510,000	779,997	—	—	—	—	—
Unfunded loan commitments	—	326,874	66,217	—	—	—	—
Payables:
Investment securities purchased	1,143,760	100,446,305	20,882,791	1,402,598	38,219,924	336,488	6,116,735
Fund shares redeemed	145,927	10,030,230	1,485,768	463,769	651,077	9,660	1,417,121
Investment management fees	109,465	1,708,265	272,905	178,712	214,618	10,034	247,567
Transfer agent fees	36,551	968,533	156,634	146,830	195,699	4,254	172,226
Accounting services fees	2,318	50,863	7,018	4,949	7,763	401	10,594
Board of Directors’ fees	828	21,417	2,740	1,674	2,562	63	3,869
Variation margin on centrally cleared swap contracts	6,043	—	—	—	68,986	—	—
Variation margin on futures contracts	—	—	—	—	29,777	—	—
Foreign taxes	12,994	—	—	—	1,327	—	—
Distribution fees	528	112,769	12,771	12,388	16,193	1,157	21,660
Distributions payable	—	3,344,282	11,868	25,876	—	180	298,485
Written options	752,063	—	—	—	—	—	—
Accrued expenses	439,915	209,236	42,886	46,565	51,307	17,329	35,246
OTC swap contracts premiums received	131,263	325,672	73,641	—	14,589	—	—

Total liabilities	6,973,031	124,147,543	23,021,587	2,283,361	40,080,278	379,566	8,323,503

Net assets	$154,479,431	$3,432,010,864	$477,282,729	$335,541,368	$525,007,534	$35,497,624	$937,087,634

Summary of Net Assets:
Capital stock and paid-in-capital	$235,269,127	$3,797,094,157	$523,867,898	$352,765,454	$610,537,451	$34,462,740	$927,474,708
Distributable earnings	(80,789,696)	(365,083,293)	(46,585,169)	(17,224,086)	(85,529,917)	1,034,884	9,612,926

Net assets	$154,479,431	$3,432,010,864	$477,282,729	$335,541,368	$525,007,534	$35,497,624	$937,087,634

Shares authorized	610,000,000	3,310,000,000	610,000,000	610,000,000	6,355,000,000	350,000,000	870,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$5.63	$8.53	$9.82	$7.32	$10.28	$10.49	$8.68

Maximum offering price per share	$5.90	$8.79	$10.12	$7.66	$10.76	$10.98	$9.09

Shares outstanding	947,265	93,119,652	9,617,558	29,922,172	18,140,357	2,024,616	40,929,032

Net Assets	$5,335,504	$793,923,849	$94,484,462	$218,904,164	$186,421,188	$21,236,438	$355,121,524

Class C: Net asset value per share	$5.63	$8.61	$9.91	$7.29	$9.89	$10.49	$8.69

Shares outstanding	457,298	72,467,062	7,038,223	4,871,960	4,955,720	405,854	8,081,437

Net Assets	$2,576,017	$623,650,136	$69,718,883	$35,539,627	$49,036,056	$4,258,306	$70,188,851

The accompanying notes are an integral part of these financial statements.

158

Hartford Fixed Income Funds

Statements of Assets and Liabilities – (continued)

April 30, 2019 (Unaudited)

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund
Class I: Net asset value per share	$5.61	$8.51	$9.80	$7.34	$10.46	$10.46	$8.68

Shares outstanding	8,872,382	183,083,416	25,869,446	2,730,838	4,884,140	737,743	49,737,915

Net Assets	$49,794,467	$1,558,853,931	$253,484,279	$20,039,151	$51,107,617	$7,719,358	$431,559,766

Class R3: Net asset value per share	$5.61	$8.58	$9.84	$7.32	$10.08	$—	$—

Shares outstanding	2,061	928,863	27,465	233,311	4,200,389	—	—

Net Assets	$11,556	$7,966,662	$270,220	$1,707,384	$42,353,593	$—	$—

Class R4: Net asset value per share	$5.61	$8.52	$9.80	$7.33	$10.28	$—	$—

Shares outstanding	8,137	450,612	35,004	158,999	893,740	—	—

Net Assets	$45,637	$3,837,200	$342,881	$1,164,956	$9,185,194	$—	$—

Class R5: Net asset value per share	$5.39	$8.51	$9.76	$7.29	$10.43	$—	$—

Shares outstanding	1,973	152,040	1,223,100	94,037	236,317	—	—

Net Assets	$10,637	$1,293,373	$11,943,157	$685,587	$2,465,405	$—	$—

Class Y: Net asset value per share	$5.57	$8.49	$9.77	$7.26	$10.49	$—	$8.67

Shares outstanding	16,410,222	35,082,021	1,172,621	169,630	2,580,417	—	1,652,263

Net Assets	$91,470,923	$297,885,922	$11,456,543	$1,230,905	$27,063,151	$—	$14,331,829

Class F: Net asset value per share	$5.61	$8.51	$9.79	$7.33	$10.46	$10.46	$8.67

Shares outstanding	932,387	16,982,720	3,632,840	7,680,471	15,040,131	218,227	7,598,698

Net Assets	$5,234,690	$144,599,791	$35,582,304	$56,269,594	$157,375,330	$2,283,522	$65,885,664

Cost of investments	$154,146,926	$3,572,704,024	$490,381,246	$333,607,639	$563,343,259	$34,076,114	$905,615,409
Cost of foreign currency	$604,615	$24,325,090	$9,263,643	$—	$4,942	$—	$—
Proceeds of written option contracts	$989,831	$—	$—	$—	$—	$—	$—

(1) Includes Investment in securities on loan, at market value	$—	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

159

Hartford Fixed Income Funds

Statements of Assets and Liabilities – (continued)

April 30, 2019 (Unaudited)

	Hartford Municipal Short Duration Fund	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund	The Hartford Total Return Bond Fund	The Hartford World Bond Fund
Assets:
Investments in securities, at market value(1)	$30,457,483	$157,563,578	$1,215,245,581	$538,273,644	$2,346,284,745	$5,168,193,812
Cash	—	—	—	826,238	—	—
Cash collateral due from broker on swap contracts	—	5,745,141	2,188,009	2,880,504	3,317,000	—
Foreign currency	—	—	—	1,216,394	815,463	1,448,507
Unrealized appreciation on OTC swap contracts	—	11,615	2,462	986,734	1,546,585	476,892
Unrealized appreciation on foreign currency contracts	—	—	—	—	405,836	9,601,568
Receivables:		43,197,548	47,481	14,107,143	—	—
Investment securities sold	—	11,413	3,066,115	1,461,459	570,014,680	76,296,072
Fund shares sold	73,251	235,009	6,646,724	4,083,948	4,539,546	18,016,531
Dividends and interest	343,429	—	627	1,225	9,657,555	27,130,894
Securities lending income	—	—	2,031	30,923	3,337	3,949
Variation margin on futures contracts	—	—	—	—	612,098	153,837
Variation margin on centrally cleared swap contracts		54,550	—	—	—	—
Tax reclaims	—	95,463	554,421	342,253	19,014	—
OTC swap contracts premiums paid		—	—	480,435	844,057	2,588,550
Other assets	58,152	72,167	148,702	1 07,858	101,877	205,728

Total assets	30,932,315	206,986,484	1,227,902,153	564,798,758	2,938,161,793	5,304,116,340

Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	2,900	77,487	19,598	13,799,466
Unrealized depreciation on bond forward contracts	—	32	46	—	360	13,622
Obligation to return securities lending collateral	—	—	1,359,790	1,700,395	3,742,498	6,616,175
Bank overdraft	—	—	—	—	—	—
Unrealized depreciation on OTC swap contracts	—	—	—	768,084	1,681,826	1,956,128
Cash collateral due to broker on swap contracts	—	—	—	—	60,000	850,000
Unfunded loan commitments	—	30,173,375	—	—	182,005,988	20,699,826
Payables:
Investment securities purchased	308,181	51,082,971	20,765,996	48,000,827	856,018,261	93,851,372
Fund shares redeemed	17,050	7,299	2,546,014	539,128	1,556,882	5,448,230
Investment management fees	8,857	41,175	377,678	230,374	451,265	2,453,051
Transfer agent fees	2,724	7,655	368,213	135,440	437,490	843,964
Accounting services fees	354	1,853	17,612	9,232	33,663	87,723
Board of Directors’ fees	14	655	2,590	2,021	13,646	14,248
Variation margin on centrally cleared swap contracts	—	—	—	81,644	328,981	1,218,101
Distribution fees	1,016	1,012	29,935	11,813	32,785	23,996
Distributions payable	—	53	232,483	108	66,157	—
Written options	—	—	—	—	—	1,590,003
Accrued expenses	17,333	18,479	56,312	1,186,369	151,870	465,857
OTC swap contracts premiums received	—	—	—	5,009,480	7,642,645	3,731,910

Total liabilities	355,529	81,334,559	25,759,569	57,752,402	1,054,243,915	153,663,672

Net assets	$30,576,786	$125,651,925	$1,202,142,584	$507,046,356	$1,883,917,878	$5,150,452,668

Summary of Net Assets:
Capital stock and paid-in-capital	$30,402,120	$130,128,714	$1,201,744,657	$546,832,963	$1,930,915,347	$5,106,504,725
Distributable earnings	174,666	(4,476,789)	397,927	(39,786,607)	(46,997,469)	43,947,943

Net assets	$30,576,786	$125,651,925	$1,202,142,584	$507,046,356	$1,883,917,878	$5,150,452,668

Shares authorized	350,000,000	560,000,000	760,000,000	1,050,000,000	1,150,000,000	1,450,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$10.05	$9.82	$9.83	$8.43	$10.24	$10.55

Maximum offering price per share	$10.52	$10.28	$10.03	$8.83	$10.72	$11.05

Shares outstanding	1,819,546	1,201,383	61,739,670	20,587,046	81,034,036	34,130,331

Net Assets	$18,290,266	$11,799,151	$606,702,722	$173,561,641	$829,420,384	$360,003,926

Class C: Net asset value per share	$10.05	$9.76	$9.83	$8.48	$10.35	$10.34

Shares outstanding	362,694	447,939	7,873,811	5,104,333	2,867,910	8,182,698

Net Assets	$3,644,104	$4,370,694	$77,376,379	$43,269,589	$29,680,259	$84,598,716

Class I: Net asset value per share	$10.05	$9.80	$9.82	$8.46	$10.23	$10.62

Shares outstanding	711,897	212,039	29,078,804	13,937,879	5,936,097	207,787,284

Net Assets	$7,151,030	$2,077,220	$285,509,709	$117,901,750	$60,752,995	$2,207,589,939

The accompanying notes are an integral part of these financial statements.

160

Hartford Fixed Income Funds

Statements of Assets and Liabilities – (continued)

April 30, 2019 (Unaudited)

	Hartford Municipal Short Duration Fund	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund	The Hartford Total Return Bond Fund	The Hartford World Bond Fund
Class R3: Net asset value per share	$—	$9.82	$9.80	$8.41	$10.52	$10.48

Shares outstanding	—	20,723	102,962	54,186	467,071	160,244

Net Assets	$—	$203,494	$1,009,438	$455,943	$4,911,626	$1,679,291

Class R4: Net asset value per share	$—	$9.81	$9.81	$8.43	$10.42	$10.55

Shares outstanding	—	1,175	80,481	23,526	1,060,608	67,022

Net Assets	$—	$11,530	$789,637	$198,251	$11,055,146	$707,352

Class R5: Net asset value per share	$—	$9.81	$9.79	$8.42	$10.36	$10.63

Shares outstanding	—	3,127	117,601	555,519	146,855	649,015

Net Assets	$—	$30,670	$1,151,680	$4,679,956	$1,520,729	$6,897,345

Class R6: Net asset value per share	$—	$—	$9.77	$8.43	$10.32	$10.66

Shares outstanding	—	—	1,037	76,360	180,890	1,319,767

Net Assets	$—	$—	$10,129	$643,419	$1,867,029	$14,074,712

Class Y: Net asset value per share	$—	$9.88	$9.77	$8.42	$10.33	$10.65

Shares outstanding	—	1,063	742,328	438,903	45,811,563	62,096,969

Net Assets	$—	$10,506	$7,254,583	$3,694,816	$473,331,154	$661,585,547

Class F: Net asset value per share	$10.05	$9.79	$9.82	$8.45	$10.18	$10.64

Shares outstanding	148,364	10,945,091	22,646,737	19,236,949	46,317,066	170,439,239

Net Assets	$1,491,386	$107,148,660	$222,338,307	$162,640,991	$471,378,556	$1,813,315,840

Cost of investments	$30,234,123	$157,341,028	$1,210,341,245	$548,238,905	$2,343,731,254	$5,196,544,832
Cost of foreign currency	$—	$5,726,890	$2,186,253	$2,878,874	$821,771	$1,441,575
Proceeds of written option contracts	$—	$30,219,840	$—	$—	$182,044,199	$20,729,794

(1) Includes Investment in securities on loan, at market value	$—	$—	$1,309,194	$1,641,559	$3,620,001	$6,401,056

The accompanying notes are an integral part of these financial statements.

161

Hartford Fixed Income Funds

Statements of Operations

For the Six-Month Period Ended April 30, 2019 (Unaudited)

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund
Investment Income:
Dividends	$—	$235,366	$57,059	$9,440	$—	$—	$—
Interest	5,288,737	103,848,539	14,716,911	10,171,531	3,922,324	512,156	13,965,717
Securities lending	721	—	—	—	—	—	—
Less: Foreign tax withheld	(11,488)	—	—	—	—	—	—

Total investment income, net	5,277,970	104,083,905	14,773,970	10,180,971	3,922,324	512,156	13,965,717

Expenses:
Investment management fees	671,665	10,800,978	1,734,430	1,049,492	1,299,295	55,400	1,378,651
Transfer agent fees
Class A	5,345	370,123	60,181	183,327	151,271	4,418	104,556
Class C	2,426	350,927	38,421	27,435	49,448	507	29,554
Class I	20,787	607,637	128,292	9,630	26,882	520	119,439
Class R3	11	8,717	289	2,033	46,786	—	—
Class R4	39	3,954	616	984	7,538	—	—
Class R5	6	845	6,032	334	1,612	—	—
Class R6	—	—	—	—	—	—	—
Class Y	22,234	104,099	4,562	263	8,237	—	4,415
Class F	28	1,004	49	151	93	15	27
Distribution fees
Class A	7,537	1,002,729	123,106	263,395	231,443	23,889	414,428
Class C	13,684	3,365,633	361,660	179,136	273,849	19,328	364,179
Class R3	28	19,902	660	4,622	106,846	—	—
Class R4	59	5,851	900	1,460	11,212	—	—
Custodian fees	23,667	16,592	4,388	4,414	6,320	2,119	4,335
Registration and filing fees	57,968	84,544	76,012	56,570	54,703	28,056	71,761
Accounting services fees	14,223	319,353	44,705	29,063	47,013	2,216	58,552
Board of Directors’ fees	2,438	58,108	7,974	4,883	7,822	389	12,179
Audit fees	16,837	21,634	20,936	14,396	17,283	14,328	14,639
Other expenses	13,629	194,082	35,580	37,031	36,336	5,080	35,614

Total expenses (before waivers and fees paid indirectly)	872,611	17,336,712	2,648,793	1,868,619	2,383,989	156,265	2,612,329
Expense waivers	(114,810)	(5,881)	(188,848)	(153,088)	(209,760)	(45,537)	(10,226)
Distribution fee reimbursements	(105)	(3,394)	(360)	(2,291)	(2,667)	(17,132)	(1,377)

Total waivers and fees paid indirectly	(114,915)	(9,275)	(189,208)	(155,379)	(212,427)	(62,669)	(11,603)

Total expenses, net	757,696	17,327,437	2,459,585	1,713,240	2,171,562	93,596	2,600,726

Net Investment Income (Loss)	4,520,274	86,756,468	12,314,385	8,467,731	1,750,762	418,560	11,364,991

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(4,012,086)	(47,369,057)	(8,775,362)	(3,417,974)	(689,221)	(23,525)	(954,847)
Less: Foreign taxes paid on realized capital gains	(14,109)	—	—	—	—	—	—
Net realized gain (loss) on purchased options contracts	(542,045)	—	—	—	—	—	—
Net realized gain (loss) on futures contracts	(164,644)	—	—	—	177,073	—	—
Net realized gain (loss) on written options contracts	305,605	—	—	—	(331,484)	—	—
Net realized gain (loss) on swap contracts	536,334	492,124	9,783	—	(774,195)	—	—
Net realized gain (loss) on bond forward contracts	—	—	—	—	1,463,194	—	—
Net realized gain (loss) on foreign currency contracts	2,566,538	4,369,177	1,197,445	132,639	(1,306,496)	—	—
Net realized gain (loss) on other foreign currency transactions	(140,772)	556,014	100,137	2,288	(1,830)	—	—

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(1,465,179)	(41,951,742)	(7,467,997)	(3,283,047)	(1,462,959)	(23,525)	(954,847)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	10,707,326	(3,293,911)	2,059,845	11,079,026	17,173,996	1,435,485	31,578,795
Net unrealized appreciation (depreciation) of purchased options contracts	(172,213)	—	—	—	(417,550)	—	—
Net unrealized appreciation (depreciation) of futures contracts	(89,946)	—	—	—	407,611	—	—
Net unrealized appreciation (depreciation) of written options contracts	(44,426)	—	—	—	—	—	—
Net unrealized appreciation (depreciation) of swap contracts	(586,002)	1,024,883	351,080	—	(2,293,888)	—	—
Net unrealized appreciation (depreciation) of bond forward contracts	—	—	—	—	230,610	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	(1,449,378)	(479,256)	(101,733)	(7,863)	1,096,993	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	35,203	(114,236)	(14,984)	1,003	(9,772)	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	8,400,564	(2,862,520)	2,294,208	11,072,166	16,188,000	1,435,485	31,578,795

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	6,935,385	(44,814,262)	(5,173,789)	7,789,119	14,725,041	1,411,960	30,623,948

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,455,659	$41,942,206	$7,140,596	$16,256,850	$16,475,803	$1,830,520	$41,988,939

The accompanying notes are an integral part of these financial statements.

162

Hartford Fixed Income Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2019 (Unaudited)

	Hartford Municipal Short Duration Fund	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund	The Hartford Total Return Bond Fund	The Hartford World Bond Fund
Investment Income:
Dividends	$—	$—	$—	$15,000	$8,659	$22,852
Interest	335,043	1,980,616	19,923,851	11,313,150	34,453,662	51,791,219
Securities lending	—	—	9,809	12,953	29,023	54,980
Less: Foreign tax withheld	—	—	(2,233)	(7,008)	(5,737)	139,998

Total investment income, net	335,043	1,980,616	19,931,427	11,334,095	34,485,607	52,009,049

Expenses:
Investment management fees	48,242	246,078	2,181,384	1,303,835	2,946,670	14,165,445
Transfer agent fees
Class A	2,273	7,392	421,101	115,880	516,023	217,733
Class C	409	2,079	48,221	33,884	35,006	44,025
Class I	465	915	92,592	58,047	18,877	953,395
Class R3	—	215	979	338	5,321	1,314
Class R4	—	9	592	275	8,907	726
Class R5	—	18	668	2,522	902	2,293
Class R6	—	—	—	3	31	190
Class Y	—	4	3,218	748	76,427	203,377
Class F	7	51	91	84	625	1,457
Distribution fees
Class A	19,726	13,485	719,322	205,971	982,530	439,140
Class C	17,301	16,639	396,722	224,648	150,745	410,506
Class R3	—	495	2,319	918	12,171	3,637
Class R4	—	14	1,041	406	13,772	1,058
Custodian fees	2,095	3,093	4,746	21,582	19,710	151,886
Registration and filing fees	28,709	53,730	108,801	59,930	82,779	156,346
Accounting services fees	1,930	11,074	101,461	52,173	199,910	507,123
Board of Directors’ fees	298	1,875	14,331	6,764	31,107	64,846
Audit fees	14,327	14,347	17,381	23,397	22,431	19,371
Other expenses	4,806	8,781	71,719	34,112	157,340	520,831

Total expenses (before waivers and fees paid indirectly)	140,588	380,294	4,186,689	2,145,517	5,281,284	17,864,699
Expense waivers	(46,458)	(68,383)	(21,308)	(132,132)	(22,363)	—
Distribution fee reimbursements	(16,232)	(319)	(66,769)	(624)	(5,527)	(836)

Total waivers and fees paid indirectly	(62,690)	(68,702)	(88,077)	(132,756)	(27,890)	(836)

Total expenses, net	77,898	311,592	4,098,612	2,012,761	5,253,394	17,863,863

Net Investment Income (Loss)	257,145	1,669,024	15,832,815	9,321,334	29,232,213	34,145,186

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	9,794	269,420	(409,236)	220,504	4,062,459	(16,462,336)
Net realized gain (loss) on purchased options contracts	—	65,711	—	—	493,856	4,369,337
Net realized gain (loss) on futures contracts	—	474,866	(1,227,771)	1,066,002	2,465,221	6,540,129
Net realized gain (loss) on written options contracts	—	(76,574)	—	1,833,538	(980,663)	575,191
Net realized gain (loss) on swap contracts	—	(11,942)	—	(858,996)	(5,519,260)	13,736,890
Net realized gain (loss) on foreign currency contracts	—	64,872	300,978	366,480	970,920	129,515,818
Net realized gain (loss) on other foreign currency transactions	—	(16,616)	(16,448)	(40,876)	(133,369)	406,179

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	9,794	769,737	(1,352,477)	2,586,652	1,359,164	138,681,208

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	460,435	3,819,053	19,526,167	8,911,288	67,785,605	69,334,838
Net unrealized appreciation (depreciation) of purchased options contracts	—	(230,309)	—	(370,414)	(1,685,499)	1,607,770
Net unrealized appreciation (depreciation) of futures contracts	—	1,051,825	(1,186,881)	2,593,472	5,434,115	(383,791)
Net unrealized appreciation (depreciation) of written options contracts	—	—	—	2,096	2,714	(1,008,930)
Net unrealized appreciation (depreciation) of swap contracts	—	(1,594,603)	—	(150,799)	(5,472,687)	(4,750,881)
Net unrealized appreciation (depreciation) of foreign currency contracts	—	15,483	(11,229)	432,671	(44,238)	(76,380,698)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	—	24,793	12,227	58,723	35,815	926,904

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	460,435	3,086,242	18,340,284	11,477,037	66,055,825	(10,654,788)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	470,229	3,855,979	16,987,807	14,063,689	67,414,989	128,026,420

Net Increase (Decrease) in Net Assets Resulting from Operations	$727,374	$5,525,003	$32,820,622	$23,385,023	$96,647,202	$162,171,606

The accompanying notes are an integral part of these financial statements.

163

Hartford Fixed Income Funds

Statements of Changes in Net Assets

	The Hartford Emerging Markets Local Debt Fund		The Hartford Floating Rate Fund		The Hartford Floating Rate High Income Fund
	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$4,520,274	$9,029,263	$86,756,468	$169,610,317	$12,314,385	$23,155,757
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(1,465,179)	(14,987,057)	(41,951,742)	13,649,327	(7,467,997)	5,595,474
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	8,400,564	(10,221,847)	(2,862,520)	(50,722,002)	2,294,208	(9,800,051)

Net Increase (Decrease) in Net Assets Resulting from Operations	11,455,659	(16,179,641)	41,942,206	132,537,642	7,140,596	18,951,180

Distributions to Shareholders:
Class A	(287,799)	(1,878,896)	(27,543,792)	(31,016,596)	(3,678,083)	(5,196,463)
Class C	(119,207)	(649,688)	(13,355,037)	(31,755,580)	(1,913,910)	(2,767,499)
Class I	(2,579,321)	(12,808,230)	(61,246,042)	(78,994,420)	(11,459,735)	(11,962,607)
Class R3	(538)	(4,870)	(233,217)	(347,698)	(9,033)	(10,036)
Class R4	(2,088)	(14,946)	(201,693)	(244,686)	(29,017)	(30,124)
Class R5	(527)	(2,565)	(53,459)	(72,925)	(504,522)	(359,378)
Class R6	—	—	—	—	—	—
Class Y	(4,429,787)	(23,406,481)	(14,895,462)	(18,238,863)	(602,040)	(513,110)
Class F	(242,771)	(661,846)	(2,507,703)	(2,065,584)	(1,329,047)	(1,089,692)

Total distributions	(7,662,038)	(39,427,522)	(120,036,405)	(162,736,352)	(19,525,387)	(21,928,909)

Capital Share Transactions:
Sold	31,289,984	163,538,974	593,432,040	1,274,018,030	90,052,736	269,416,980
Issued on reinvestment of distributions	6,894,848	29,357,551	85,928,234	123,739,756	19,261,441	21,650,012
Redeemed	(50,949,027)	(128,788,816)	(1,281,983,733)	(1,367,344,782)	(196,543,197)	(222,919,588)

Net increase (decrease) from capital share transactions	(12,764,195)	64,107,709	(602,623,459)	30,413,004	(87,229,020)	68,147,404

Net Increase (Decrease) in Net Assets	(8,970,574)	8,500,546	(680,717,658)	214,294	(99,613,811)	65,169,675

Net Assets:
Beginning of period	163,450,005	154,949,459	4,112,728,522	4,112,514,228	576,896,540	511,726,865

End of period	$154,479,431	$163,450,005	$3,432,010,864	$4,112,728,522	$477,282,729	$576,896,540

The accompanying notes are an integral part of these financial statements.

164

Hartford Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford High Yield Fund		The Hartford Inflation Plus Fund
	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$8,467,731	$16,903,508	$1,750,762	$12,642,528
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(3,283,047)	5,017,240	(1,462,959)	(1,912,900)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	11,072,166	(21,526,446)	16,188,000	(17,915,470)

Net Increase (Decrease) in Net Assets Resulting from Operations	16,256,850	394,302	16,475,803	(7,185,842)

Distributions to Shareholders:
Class A	(5,660,267)	(10,599,997)	(6,844,656)	(8,681,389)
Class C	(806,737)	(2,145,380)	(1,450,053)	(3,949,002)
Class I	(581,271)	(1,180,200)	(1,996,980)	(2,726,544)
Class R3	(45,760)	(122,426)	(1,433,971)	(2,056,051)
Class R4	(31,400)	(64,680)	(318,779)	(490,280)
Class R5	(18,954)	(44,698)	(103,759)	(141,225)
Class R6	—	—	—	—
Class Y	(30,194)	(52,678)	(1,069,785)	(1,490,399)
Class F	(1,696,476)	(2,687,287)	(5,780,258)	(5,668,571)

Total distributions	(8,871,059)	(16,897,346)	(18,998,241)	(25,203,461)

Capital Share Transactions:
Sold	38,876,189	82,903,479	37,934,990	124,956,378
Issued on reinvestment of distributions	8,668,979	16,434,837	18,456,778	24,035,321
Redeemed	(48,611,050)	(122,537,847)	(71,697,600)	(159,767,418)

Net increase (decrease) from capital share transactions	(1,065,882)	(23,199,531)	(15,305,832)	(10,775,719)

Net Increase (Decrease) in Net Assets	6,319,909	(39,702,575)	(17,828,270)	(43,165,022)

Net Assets:
Beginning of period	329,221,459	368,924,034	542,835,804	586,000,826

End of period	$335,541,368	$329,221,459	$525,007,534	$542,835,804

The accompanying notes are an integral part of these financial statements.

165

Hartford Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	Hartford Municipal Income Fund		The Hartford Municipal Opportunities Fund		Hartford Municipal Short Duration Fund
	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$418,560	$619,169	$11,364,991	$18,759,651	$257,145	$314,534
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(23,525)	(6,173)	(954,847)	1,447,555	9,794	(4,469)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	1,435,485	(704,374)	31,578,795	(22,242,169)	460,435	(316,083)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,830,520	(91,378)	41,988,939	(2,034,963)	727,374	(6,018)

Distributions to Shareholders:
Class A	(249,507)	(341,302)	(4,461,152)	(6,887,268)	(142,585)	(131,443)
Class C	(48,689)	(82,138)	(693,526)	(1,735,387)	(30,265)	(51,501)
Class I	(113,306)	(161,139)	(6,071,196)	(8,984,158)	(76,988)	(120,719)
Class R3	—	—	—	—	—	—
Class R4	—	—	—	—	—	—
Class R5	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Class Y	—	—	(246,658)	(128,444)	—	—
Class F	(31,044)	(34,595)	(891,830)	(1,024,691)	(13,353)	(10,874)

Total distributions	(442,546)	(619,174)	(12,364,362)	(18,759,948)	(263,191)	(314,537)

Capital Share Transactions:
Sold	9,922,754	6,352,938	248,392,591	213,521,385	14,342,753	4,732,658
Issued in merger	—	—	—	149,821,506	—	—
Issued on reinvestment of distributions	441,180	617,803	10,580,405	15,839,848	262,677	314,205
Redeemed	(2,889,215)	(2,898,413)	(138,284,022)	(251,399,062)	(4,401,649)	(4,549,338)

Net increase (decrease) from capital share transactions	7,474,719	4,072,328	120,688,974	127,783,677	10,203,781	497,525

Net Increase (Decrease) in Net Assets	8,862,693	3,361,776	150,313,551	106,988,766	10,667,964	176,970

Net Assets:
Beginning of period	26,634,931	23,273,155	786,774,083	679,785,317	19,908,822	19,731,852

End of period	$35,497,624	$26,634,931	$937,087,634	$786,774,083	$30,576,786	$19,908,822

The accompanying notes are an integral part of these financial statements.

166

Hartford Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Quality Bond Fund		The Hartford Short Duration Fund
	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$1,669,024	$3,276,036	$15,832,815	$22,573,375
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	769,737	(2,164,497)	(1,352,477)	1,893,218
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	3,086,242	(3,077,025)	18,340,284	(18,137,138)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,525,003	(1,965,486)	32,820,622	6,329,455

Distributions to Shareholders:
Class A	(158,045)	(289,369)	(8,025,256)	(11,941,019)
Class C	(29,612)	(39,859)	(780,294)	(1,526,431)
Class I	(45,032)	(73,919)	(4,574,094)	(5,221,438)
Class R3	(2,168)	(3,947)	(11,171)	(21,971)
Class R4	(200)	(281)	(11,574)	(15,275)
Class R5	(563)	(769)	(20,012)	(30,206)
Class R6(1)	—	—	(52)	—
Class Y	(265)	(382)	(240,079)	(260,219)
Class F	(2,227,832)	(3,178,404)	(3,817,557)	(3,625,944)

Total distributions	(2,463,717)	(3,586,930)	(17,480,089)	(22,642,503)

Capital Share Transactions:
Sold	10,392,355	14,003,293	479,369,760	573,762,607
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	2,463,199	3,584,854	16,018,198	21,034,276
Redeemed	(13,555,159)	(25,812,196)	(314,815,901)	(497,183,909)

Net increase (decrease) from capital share transactions	(699,605)	(8,224,049)	180,572,057	97,612,974

Net Increase (Decrease) in Net Assets	2,361,681	(13,776,465)	195,912,590	81,299,926

Net Assets:
Beginning of period	123,290,244	137,066,709	1,006,229,994	924,930,068

End of period	$125,651,925	$123,290,244	$1,202,142,584	$1,006,229,994

(1)	Commenced operations on February 28, 2019 for The Hartford Short Duration Fund.

The accompanying notes are an integral part of these financial statements.

167

Hartford Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Strategic Income Fund		The Hartford Total Return Bond Fund		The Hartford World Bond Fund
	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$9,321,334	$18,270,158	$29,232,213	$67,088,248	$34,145,186	$56,013,856
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	2,586,652	(999,389)	1,359,164	(36,556,521)	138,681,208	143,820,392
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	11,477,037	(20,696,126)	66,055,825	(70,950,647)	(10,654,788)	(98,336,498)

Net Increase (Decrease) in Net Assets Resulting from Operations	23,385,023	(3,425,357)	96,647,202	(40,418,920)	162,171,606	101,497,750

Distributions to Shareholders:
Class A	(7,255,900)	(9,507,394)	(16,101,037)	(24,263,084)	(14,503,475)	(868,705)
Class C	(1,806,669)	(3,549,513)	(335,806)	(1,043,254)	(3,055,145)	(66,893)
Class I	(4,498,418)	(5,266,566)	(1,230,170)	(1,380,824)	(86,002,743)	(6,541,979)
Class R3	(14,560)	(17,291)	(70,426)	(130,209)	(46,670)	(2,077)
Class R4	(20,678)	(31,038)	(217,659)	(389,388)	(34,916)	(2,193)
Class R5	(190,189)	(136,772)	(36,536)	(55,564)	(175,968)	(12,936)
Class R6	(14,978)	(2,553)	(42,330)	(48,200)	(509,791)	(33,236)
Class Y	(142,389)	(85,611)	(11,616,914)	(17,188,323)	(29,063,232)	(2,297,807)
Class F	(7,050,829)	(10,091,253)	(12,397,224)	(37,173,334)	(68,722,146)	(5,723,612)

Total distributions	(20,994,610)	(28,687,991)	(42,048,102)	(81,672,180)	(202,114,086)	(15,549,438)

Capital Share Transactions:
Sold	107,021,176	124,022,502	214,717,398	467,479,826	1,235,262,783	1,621,386,244
Issued on reinvestment of distributions	20,206,515	27,198,730	41,335,001	80,616,708	191,006,808	14,775,488
Redeemed	(85,931,544)	(158,453,960)	(430,322,861)	(687,827,600)	(855,473,558)	(1,147,872,387)

Net increase (decrease) from capital share transactions	41,296,147	(7,232,728)	(174,270,462)	(139,731,066)	570,796,033	488,289,345

Net Increase (Decrease) in Net Assets	43,686,560	(39,346,076)	(119,671,362)	(261,822,166)	530,853,553	574,237,657

Net Assets:
Beginning of period	463,359,796	502,705,872	2,003,589,240	2,265,411,406	4,619,599,115	4,045,361,458

End of period	$507,046,356	$463,359,796	$1,883,917,878	$2,003,589,240	$5,150,452,668	$4,619,599,115

The accompanying notes are an integral part of these financial statements.

168

Hartford Fixed Income Funds

Financial Highlights

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover

The Hartford Emerging Markets Local Debt Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$5.50	$0.15	$0.25	$0.40	$(0.27)	$—	$—	$(0.27)	$5.63	7.36	%(5)	$5,336	1.44	%(6)	1.25	%(6)	5.43	%(6)	53%
C	5.50	0.13	0.24	0.37	(0.24)	—	—	(0.24)	5.63	6.93	(5)	2,576	2.19	(6)	2.00	(6)	4.67	(6)	53
I	5.48	0.16	0.25	0.41	(0.28)	—	—	(0.28)	5.61	7.55	(5)	49,794	1.09	(6)	0.98	(6)	5.71	(6)	53
R3	5.47	0.15	0.26	0.41	(0.27)	—	—	(0.27)	5.61	7.63	(5)	12	1.70	(6)	1.13	(6)	5.53	(6)	53
R4	5.47	0.15	0.26	0.41	(0.27)	—	—	(0.27)	5.61	7.58	(5)	46	1.43	(6)	1.25	(6)	5.43	(6)	53
R5	5.27	0.15	0.25	0.40	(0.28)	—	—	(0.28)	5.39	7.68	(5)	11	1.12	(6)	0.95	(6)	5.71	(6)	53
Y	5.44	0.16	0.25	0.41	(0.28)	—	—	(0.28)	5.57	7.64	(5)	91,471	1.06	(6)	0.90	(6)	5.78	(6)	53
F	5.48	0.16	0.25	0.41	(0.28)	—	—	(0.28)	5.61	7.58	(5)	5,235	1.01	(6)	0.90	(6)	5.78	(6)	53

For the Year Ended October 31, 2018
A	$7.62	$0.30	$(0.75)	$(0.45)	$(1.67)	$—	$—	$(1.67)	$5.50	(8.25)%		$6,774	1.41%		1.25%		4.78%		130%
C	7.62	0.25	(0.75)	(0.50)	(1.62)	—	—	(1.62)	5.50	(8.86)		2,951	2.19		2.00		4.04		130
I	7.61	0.32	(0.76)	(0.44)	(1.69)	—	—	(1.69)	5.48	(8.00)		62,924	1.07		0.96		5.08		130
R3	7.60	0.29	(0.76)	(0.47)	(1.66)	—	—	(1.66)	5.47	(8.44)		11	1.73		1.39		4.65		130
R4	7.60	0.30	(0.76)	(0.46)	(1.67)	—	—	(1.67)	5.47	(8.29)		60	1.43		1.25		4.79		130
R5	7.38	0.31	(0.73)	(0.42)	(1.69)	—	—	(1.69)	5.27	(7.98)		10	1.13		0.95		5.11		130
Y	7.57	0.32	(0.75)	(0.43)	(1.70)	—	—	(1.70)	5.44	(7.99)		86,121	1.06		0.90		5.13		130
F	7.61	0.32	(0.76)	(0.44)	(1.69)	—	—	(1.69)	5.48	(7.93)		4,599	1.01		0.90		5.15		130

For the Year Ended October 31, 2017
A	$7.48	$0.37	$0.11	$0.48	$(0.34)	$—	$—	$(0.34)	$7.62	6.80%		$8,324	1.44%		1.25%		4.87%		151%
C	7.47	0.31	0.13	0.44	(0.29)	—	—	(0.29)	7.62	5.98		2,777	2.20		2.00		4.13		151
I	7.46	0.39	0.13	0.52	(0.37)	—	—	(0.37)	7.61	7.11		46,768	1.18		1.00		5.10		151
R3	7.43	0.35	0.13	0.48	(0.31)	—	—	(0.31)	7.60	6.61		12	1.96		1.50		4.67		151
R4	7.45	0.37	0.12	0.49	(0.34)	—	—	(0.34)	7.60	6.73		46	1.50		1.25		4.86		151
R5	7.24	0.38	0.11	0.49	(0.35)	—	—	(0.35)	7.38	7.00		11	1.21		0.95		5.22		151
Y	7.43	0.39	0.12	0.51	(0.37)	—	—	(0.37)	7.57	7.11		94,802	1.07		0.90		5.24		151
F(7)	7.29	0.26	0.31	0.57	(0.25)	—	—	(0.25)	7.61	7.87	(5)	2,210	1.04	(6)	0.90	(6)	4.99	(6)	151

For the Year Ended October 31, 2016
A	$7.09	$0.35	$0.38	$0.73	$—	$—	$(0.34)	$(0.34)	$7.48	10.62%		$5,804	1.64%		1.26	%(8)	4.91%		187%
C	7.08	0.30	0.37	0.67	—	—	(0.28)	(0.28)	7.47	9.78		1,895	2.43		2.01	(8)	4.14		187
I	7.07	0.37	0.38	0.75	—	—	(0.36)	(0.36)	7.46	10.93		9,871	1.41		1.01	(8)	5.08		187
R3	7.08	0.32	0.35	0.67	—	—	(0.32)	(0.32)	7.43	9.80		20	1.92		1.56	(8)	4.44		187
R4	7.08	0.34	0.38	0.72	—	—	(0.35)	(0.35)	7.45	10.51		31	1.61		1.26	(8)	4.76		187
R5	7.08	0.36	0.34	0.70	—	—	(0.54)	(0.54)	7.24	10.44		12	1.30		0.96	(8)	5.04		187
Y	7.05	0.37	0.38	0.75	—	—	(0.37)	(0.37)	7.43	10.96		87,545	1.20		0.91	(8)	5.26		187

For the Year Ended October 31, 2015
A	$9.00	$0.36	$(1.87)	$(1.51)	$—	$—	$(0.40)	$(0.40)	$7.09	(17.13)%		$5,827	1.53%		1.25%		4.56%		122%
C	8.99	0.32	(1.90)	(1.58)	—	—	(0.33)	(0.33)	7.08	(17.81)		1,289	2.29		2.00		3.99		122
I	8.98	0.38	(1.87)	(1.49)	—	—	(0.42)	(0.42)	7.07	(16.95)		3,716	1.18		0.97		4.57		122
R3	8.99	0.34	(1.88)	(1.54)	—	—	(0.37)	(0.37)	7.08	(17.40)		1,688	1.81		1.55		4.33		122
R4	8.99	0.37	(1.88)	(1.51)	—	—	(0.40)	(0.40)	7.08	(17.14)		1,741	1.51		1.25		4.63		122
R5	8.99	0.39	(1.88)	(1.49)	—	—	(0.42)	(0.42)	7.08	(16.89)		1,726	1.21		0.95		4.93		122
Y	8.96	0.40	(1.89)	(1.49)	—	—	(0.42)	(0.42)	7.05	(16.90)		177,798	1.11		0.90		5.02		122

The accompanying notes are an integral part of these financial statements.

169

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover

The Hartford Emerging Markets Local Debt Fund – (continued)

For the Year Ended October 31, 2014
A	$9.51	$0.42	$(0.52)	$(0.10)	$(0.04)	$(0.01)	$(0.36)	$(0.41)	$9.00	(1.10)%		$9,792	1.47%		1.25%		4.57%		144%
C	9.50	0.35	(0.52)	(0.17)	(0.03)	(0.01)	(0.30)	(0.34)	8.99	(1.85)		3,208	2.23		2.00		3.78		144
I	9.50	0.44	(0.52)	(0.08)	(0.04)	(0.01)	(0.39)	(0.44)	8.98	(0.91)		43,683	1.19		0.98		4.78		144
R3	9.50	0.39	(0.52)	(0.13)	(0.03)	(0.01)	(0.34)	(0.38)	8.99	(1.38)		2,041	1.81		1.55		4.23		144
R4	9.50	0.42	(0.52)	(0.10)	(0.04)	(0.01)	(0.36)	(0.41)	8.99	(1.09)		2,101	1.51		1.25		4.53		144
R5	9.51	0.45	(0.53)	(0.08)	(0.04)	(0.01)	(0.39)	(0.44)	8.99	(0.89)		2,078	1.20		0.95		4.83		144
Y	9.47	0.45	(0.52)	(0.07)	(0.04)	(0.01)	(0.39)	(0.44)	8.96	(0.74)		257,218	1.11		0.90		4.86		144

The Hartford Floating Rate Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$8.68	$0.20	$(0.06)	$0.14	$(0.29)	$—	$—	$(0.29)	$8.53	1.70	%(5)	$793,924	0.98	%(6)	0.98	%(6)	4.84	%(6)	20%
C	8.67	0.17	(0.06)	0.11	(0.17)	—	—	(0.17)	8.61	1.28	(5)	623,650	1.75	(6)	1.75	(6)	4.08	(6)	20
I	8.69	0.21	(0.07)	0.14	(0.32)	—	—	(0.32)	8.51	1.85	(5)	1,558,854	0.72	(6)	0.72	(6)	5.10	(6)	20
R3	8.70	0.19	(0.06)	0.13	(0.25)	—	—	(0.25)	8.58	1.55	(5)	7,967	1.36	(6)	1.25	(6)	4.57	(6)	20
R4	8.67	0.20	(0.06)	0.14	(0.29)	—	—	(0.29)	8.52	1.76	(5)	3,837	1.06	(6)	1.00	(6)	4.86	(6)	20
R5	8.68	0.21	(0.07)	0.14	(0.31)	—	—	(0.31)	8.51	1.78	(5)	1,293	0.76	(6)	0.76	(6)	5.06	(6)	20
Y	8.67	0.21	(0.07)	0.14	(0.32)	—	—	(0.32)	8.49	1.76	(5)	297,886	0.70	(6)	0.70	(6)	5.13	(6)	20
F	8.70	0.22	(0.08)	0.14	(0.33)	—	—	(0.33)	8.51	1.85	(5)	144,600	0.65	(6)	0.65	(6)	5.13	(6)	20

For the Year Ended October 31, 2018
A	$8.74	$0.37	$(0.08)	$0.29	$(0.35)	$—	$—	$(0.35)	$8.68	3.41%		$909,677	0.99%		0.99%		4.21%		55%
C	8.73	0.30	(0.07)	0.23	(0.29)	—	—	(0.29)	8.67	2.65		744,791	1.73		1.73		3.48		55
I	8.75	0.39	(0.07)	0.32	(0.38)	—	—	(0.38)	8.69	3.70		1,903,730	0.72		0.72		4.50		55
R3	8.76	0.35	(0.08)	0.27	(0.33)	—	—	(0.33)	8.70	3.15		8,479	1.37		1.25		3.95		55
R4	8.73	0.37	(0.08)	0.29	(0.35)	—	—	(0.35)	8.67	3.40		5,804	1.07		1.00		4.21		55
R5	8.74	0.39	(0.08)	0.31	(0.37)	—	—	(0.37)	8.68	3.67		1,897	0.77		0.74		4.45		55
Y	8.73	0.39	(0.07)	0.32	(0.38)	—	—	(0.38)	8.67	3.71		470,887	0.71		0.70		4.53		55
F	8.76	0.39	(0.07)	0.32	(0.38)	—	—	(0.38)	8.70	3.88		67,464	0.65		0.65		4.52		55

For the Year Ended October 31, 2017
A	$8.58	$0.32	$0.16	$0.48	$(0.31)	$—	$(0.01)	$(0.32)	$8.74	5.66%		$806,759	0.98%		0.98%		3.68%		62%
C	8.57	0.26	0.15	0.41	(0.24)	—	(0.01)	(0.25)	8.73	4.89		1,046,990	1.72		1.72		2.95		62
I	8.59	0.34	0.16	0.50	(0.33)	—	(0.01)	(0.34)	8.75	5.95		1,817,213	0.71		0.71		3.94		62
R3	8.61	0.30	0.15	0.45	(0.29)	—	(0.01)	(0.30)	8.76	5.25		9,993	1.37		1.25		3.41		62
R4	8.58	0.32	0.15	0.47	(0.31)	—	(0.01)	(0.32)	8.73	5.52		6,359	1.06		1.00		3.65		62
R5	8.58	0.34	0.16	0.50	(0.33)	—	(0.01)	(0.34)	8.74	5.96		2,200	0.80		0.70		3.96		62
Y	8.57	0.35	0.16	0.51	(0.34)	—	(0.01)	(0.35)	8.73	5.99		374,594	0.67		0.67		3.98		62
F(7)	8.74	0.23	0.02	0.25	(0.22)	—	(0.01)	(0.23)	8.76	2.78	(5)	48,407	0.65	(6)	0.65	(6)	3.95	(6)	62

For the Year Ended October 31, 2016
A	$8.41	$0.36	$0.16	$0.52	$(0.35)	$—	$—	$(0.35)	$8.58	6.38%		$875,037	1.02%		1.01	%(9)	4.40%		40%
B	8.40	0.30	0.15	0.45	(0.28)	—	—	(0.28)	8.57	5.59		3,696	1.90		1.76	(9)	3.66		40
C	8.40	0.30	0.16	0.46	(0.29)	—	—	(0.29)	8.57	5.62		1,213,760	1.74		1.74	(9)	3.67		40
I	8.42	0.39	0.15	0.54	(0.37)	—	—	(0.37)	8.59	6.67		1,466,928	0.74		0.74	(9)	4.66		40
R3	8.43	0.34	0.17	0.51	(0.33)	—	—	(0.33)	8.61	6.24		10,618	1.38		1.26	(9)	4.15		40
R4	8.40	0.36	0.17	0.53	(0.35)	—	—	(0.35)	8.58	6.51		8,781	1.07		1.01	(9)	4.39		40
R5	8.41	0.39	0.15	0.54	(0.37)	—	—	(0.37)	8.58	6.70		1,941	0.80		0.71	(9)	4.69		40
Y	8.40	0.39	0.16	0.55	(0.38)	—	—	(0.38)	8.57	6.76		318,753	0.66		0.66	(9)	4.73		40

The accompanying notes are an integral part of these financial statements.

170

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover

The Hartford Floating Rate Fund – (continued)

For the Year Ended October 31, 2015
A	$8.88	$0.36	$(0.46)	$(0.10)	$(0.33)	$—	$(0.04)	$(0.37)	$8.41	(1.20)%		$1,109,960	0.98%		0.98%		4.19%		30%
B	8.86	0.30	(0.46)	(0.16)	(0.27)	—	(0.03)	(0.30)	8.40	(1.85)		7,942	1.84		1.75		3.42		30
C	8.86	0.30	(0.46)	(0.16)	(0.27)	—	(0.03)	(0.30)	8.40	(1.94)		1,463,472	1.73		1.73		3.44		30
I	8.89	0.39	(0.47)	(0.08)	(0.35)	—	(0.04)	(0.39)	8.42	(0.92)		1,698,313	0.71		0.71		4.45		30
R3	8.89	0.34	(0.46)	(0.12)	(0.31)	—	(0.03)	(0.34)	8.43	(1.46)		13,707	1.37		1.25		3.92		30
R4	8.87	0.36	(0.47)	(0.11)	(0.32)	—	(0.04)	(0.36)	8.40	(1.22)		9,264	1.06		1.00		4.16		30
R5	8.87	0.39	(0.46)	(0.07)	(0.35)	—	(0.04)	(0.39)	8.41	(0.81)		2,818	0.78		0.70		4.46		30
Y	8.86	0.39	(0.46)	(0.07)	(0.35)	—	(0.04)	(0.39)	8.40	(0.76)		398,751	0.65		0.65		4.51		30

For the Year Ended October 31, 2014
A	$9.01	$0.34	$(0.13)	$0.21	$(0.34)	$—	$—	$(0.34)	$8.88	2.35%		$1,459,463	0.96%		0.96%		3.80%		75%
B	9.00	0.27	(0.14)	0.13	(0.27)	—	—	(0.27)	8.86	1.44		18,681	1.81		1.75		3.01		75
C	9.00	0.28	(0.14)	0.14	(0.28)	—	—	(0.28)	8.86	1.48		1,900,141	1.71		1.71		3.06		75
I	9.02	0.37	(0.13)	0.24	(0.37)	—	—	(0.37)	8.89	2.62		2,325,212	0.70		0.70		4.08		75
R3	9.03	0.32	(0.14)	0.18	(0.32)	—	—	(0.32)	8.89	1.94		17,970	1.35		1.25		3.52		75
R4	9.01	0.34	(0.14)	0.20	(0.34)	—	—	(0.34)	8.87	2.20		11,663	1.05		1.00		3.77		75
R5	9.01	0.37	(0.14)	0.23	(0.37)	—	—	(0.37)	8.87	2.50		3,753	0.77		0.70		4.07		75
Y	9.00	0.37	(0.14)	0.23	(0.37)	—	—	(0.37)	8.86	2.57		413,511	0.64		0.64		4.13		75

The Hartford Floating Rate High Income Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$10.01	$0.24	$(0.06)	$0.18	$(0.37)	$—	$—	$(0.37)	$9.82	2.01	%(5)	$94,484	1.15	%(6)	1.05	%(6)	4.89	%(6)	38%
C	10.01	0.20	(0.04)	0.16	(0.26)	—	—	(0.26)	9.91	1.64	(5)	69,719	1.88	(6)	1.80	(6)	4.15	(6)	38
I	10.02	0.25	(0.06)	0.19	(0.41)	—	—	(0.41)	9.80	2.07	(5)	253,484	0.87	(6)	0.80	(6)	5.15	(6)	38
R3	10.00	0.22	(0.05)	0.17	(0.33)	—	—	(0.33)	9.84	1.85	(5)	270	1.49	(6)	1.35	(6)	4.60	(6)	38
R4	9.99	0.24	(0.05)	0.19	(0.38)	—	—	(0.38)	9.80	2.01	(5)	343	1.20	(6)	1.05	(6)	4.89	(6)	38
R5	9.98	0.25	(0.05)	0.20	(0.42)	—	—	(0.42)	9.76	2.24	(5)	11,943	0.88	(6)	0.75	(6)	5.20	(6)	38
Y	9.99	0.25	(0.05)	0.20	(0.42)	—	—	(0.42)	9.77	2.15	(5)	11,457	0.84	(6)	0.76	(6)	5.17	(6)	38
F	10.01	0.25	(0.05)	0.20	(0.42)	—	—	(0.42)	9.79	2.25	(5)	35,582	0.78	(6)	0.75	(6)	5.21	(6)	38

For the Year Ended October 31, 2018
A	$10.06	$0.43	$(0.07)	$0.36	$(0.41)	$—	$—	$(0.41)	$10.01	3.62%		$119,920	1.14%		1.05%		4.29%		84%
C	10.06	0.36	(0.08)	0.28	(0.33)	—	—	(0.33)	10.01	2.85		78,122	1.88		1.80		3.54		84
I	10.07	0.46	(0.08)	0.38	(0.43)	—	—	(0.43)	10.02	3.88		313,336	0.86		0.80		4.56		84
R3	10.05	0.40	(0.07)	0.33	(0.38)	—	—	(0.38)	10.00	3.31		267	1.50		1.35		4.00		84
R4	10.04	0.43	(0.07)	0.36	(0.41)	—	—	(0.41)	9.99	3.62		809	1.20		1.05		4.30		84
R5	10.03	0.47	(0.08)	0.39	(0.44)	—	—	(0.44)	9.98	3.93		12,192	0.89		0.75		4.65		84
Y	10.04	0.46	(0.07)	0.39	(0.44)	—	—	(0.44)	9.99	3.93		20,412	0.83		0.75		4.62		84
F	10.07	0.46	(0.08)	0.38	(0.44)	—	—	(0.44)	10.01	3.93		31,840	0.78		0.75		4.61		84

For the Year Ended October 31, 2017
A	$9.82	$0.40	$0.22	$0.62	$(0.38)	$—	$—	$(0.38)	$10.06	6.38%		$145,099	1.10%		1.05%		3.97%		77%
C	9.82	0.32	0.22	0.54	(0.30)	—	—	(0.30)	10.06	5.59		89,003	1.86		1.80		3.23		77
I	9.83	0.42	0.22	0.64	(0.40)	—	—	(0.40)	10.07	6.64		250,468	0.87		0.80		4.19		77
R3	9.81	0.37	0.22	0.59	(0.35)	—	—	(0.35)	10.05	6.07		339	1.53		1.35		3.69		77
R4	9.80	0.39	0.23	0.62	(0.38)	—	—	(0.38)	10.04	6.38		709	1.18		1.05		3.94		77
R5	9.80	0.42	0.22	0.64	(0.41)	—	—	(0.41)	10.03	6.59		1,851	0.87		0.75		4.17		77
Y	9.80	0.43	0.22	0.65	(0.41)	—	—	(0.41)	10.04	6.71		7,121	0.80		0.75		4.28		77
F(7)	10.03	0.29	0.01	0.30	(0.26)	—	—	(0.26)	10.07	2.98	(5)	17,138	0.77	(6)	0.75	(6)	4.27	(6)	77

The accompanying notes are an integral part of these financial statements.

171

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover

The Hartford Floating Rate High Income Fund – (continued)

For the Year Ended October 31, 2016
A	$9.59	$0.51	$0.20	$0.71	$(0.45)	$—	$(0.03)	$(0.48)	$9.82	7.81%		$123,600	1.15%		1.07	%(10)	5.43%		75%
C	9.60	0.44	0.19	0.63	(0.39)	—	(0.02)	(0.41)	9.82	6.90		83,318	1.91		1.82	(10)	4.70		75
I	9.60	0.53	0.21	0.74	(0.48)	—	(0.03)	(0.51)	9.83	8.07		151,912	0.91		0.82	(10)	5.65		75
R3	9.58	0.49	0.20	0.69	(0.43)	—	(0.03)	(0.46)	9.81	7.50		319	1.55		1.37	(10)	5.18		75
R4	9.58	0.51	0.20	0.71	(0.46)	—	(0.03)	(0.49)	9.80	7.77		507	1.23		1.07	(10)	5.40		75
R5	9.57	0.53	0.31	0.84	(0.58)	—	(0.03)	(0.61)	9.80	9.27		592	0.92		0.77	(10)	5.55		75
Y	9.57	0.54	0.20	0.74	(0.48)	—	(0.03)	(0.51)	9.80	8.14		4,932	0.81		0.77	(10)	5.75		75

For the Year Ended October 31, 2015
A	$10.54	$0.51	$(0.81)	$(0.30)	$(0.41)	$(0.15)	$(0.09)	$(0.65)	$9.59	(3.00)%		$134,991	1.11%		1.05%		5.06%		55%
C	10.54	0.43	(0.79)	(0.36)	(0.35)	(0.15)	(0.08)	(0.58)	9.60	(3.63)		99,723	1.88		1.80		4.31		55
I	10.55	0.53	(0.80)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.60	(2.75)		148,276	0.86		0.80		5.30		55
R3	10.52	0.48	(0.80)	(0.32)	(0.39)	(0.15)	(0.08)	(0.62)	9.58	(3.21)		807	1.48		1.35		4.73		55
R4	10.52	0.51	(0.80)	(0.29)	(0.41)	(0.15)	(0.09)	(0.65)	9.58	(2.91)		2,889	1.18		1.05		5.06		55
R5	10.52	0.54	(0.81)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.57	(2.63)		2,823	0.88		0.75		5.35		55
Y	10.52	0.54	(0.81)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.57	(2.72)		4,989	0.77		0.75		5.33		55

For the Year Ended October 31, 2014
A	$10.70	$0.47	$(0.13)	$0.34	$(0.47)	$(0.03)	$—	$(0.50)	$10.54	3.23%		$191,162	1.10%		1.05%		4.35%		100%
C	10.70	0.39	(0.13)	0.26	(0.39)	(0.03)	—	(0.42)	10.54	2.47		118,465	1.87		1.80		3.61		100
I	10.71	0.50	(0.14)	0.36	(0.49)	(0.03)	—	(0.52)	10.55	3.49		207,458	0.84		0.80		4.62		100
R3	10.68	0.43	(0.13)	0.30	(0.43)	(0.03)	—	(0.46)	10.52	2.93		2,886	1.48		1.35		4.06		100
R4	10.68	0.47	(0.13)	0.34	(0.47)	(0.03)	—	(0.50)	10.52	3.24		3,015	1.18		1.05		4.35		100
R5	10.68	0.50	(0.13)	0.37	(0.50)	(0.03)	—	(0.53)	10.52	3.45		2,515	0.88		0.75		4.65		100
Y	10.68	0.50	(0.13)	0.37	(0.50)	(0.03)	—	(0.53)	10.52	3.55		13,269	0.78		0.75		4.66		100

The Hartford High Yield Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$7.15	$0.19	$0.17	$0.36	$(0.19)	$—	$—	$(0.19)	$7.32	5.14	%(5)	$218,904	1.16	%(6)	1.05	%(6)	5.26	%(6)	17%
C	7.12	0.16	0.17	0.33	(0.16)	—	—	(0.16)	7.29	4.69	(5)	35,540	1.89	(6)	1.80	(6)	4.51	(6)	17
I	7.19	0.20	0.17	0.37	(0.22)	—	—	(0.22)	7.34	5.26	(5)	20,039	0.84	(6)	0.80	(6)	5.51	(6)	17
R3	7.14	0.18	0.17	0.35	(0.17)	—	—	(0.17)	7.32	5.06	(5)	1,707	1.46	(6)	1.35	(6)	4.96	(6)	17
R4	7.16	0.19	0.17	0.36	(0.19)	—	—	(0.19)	7.33	5.13	(5)	1,165	1.16	(6)	1.05	(6)	5.26	(6)	17
R5	7.15	0.20	0.16	0.36	(0.22)	—	—	(0.22)	7.29	5.19	(5)	686	0.85	(6)	0.75	(6)	5.55	(6)	17
Y	7.13	0.20	0.16	0.36	(0.23)	—	—	(0.23)	7.26	5.13	(5)	1,231	0.80	(6)	0.72	(6)	5.59	(6)	17
F	7.18	0.20	0.15	0.35	(0.20)	—	—	(0.20)	7.33	5.41	(5)	56,270	0.74	(6)	0.70	(6)	5.60	(6)	17

For the Year Ended October 31, 2018
A	$7.49	$0.36	$(0.34)	$0.02	$(0.36)	$—	$—	$(0.36)	$7.15	0.27%		$214,430	1.17%		1.05%		4.92%		29%
C	7.47	0.31	(0.36)	(0.05)	(0.30)	—	—	(0.30)	7.12	(0.63)		38,727	1.87		1.80		4.17		29
I	7.54	0.38	(0.35)	0.03	(0.38)	—	—	(0.38)	7.19	0.44		18,652	0.83		0.78		5.19		29
R3	7.49	0.34	(0.35)	(0.01)	(0.34)	—	—	(0.34)	7.14	(0.17)		1,964	1.47		1.35		4.62		29
R4	7.51	0.36	(0.35)	0.01	(0.36)	—	—	(0.36)	7.16	0.15		1,144	1.17		1.05		4.92		29
R5	7.49	0.38	(0.34)	0.04	(0.38)	—	—	(0.38)	7.15	0.57		628	0.87		0.75		5.22		29
Y	7.48	0.39	(0.35)	0.04	(0.39)	—	—	(0.39)	7.13	0.48		867	0.81		0.70		5.27		29
F	7.53	0.39	(0.35)	0.04	(0.39)	—	—	(0.39)	7.18	0.51		52,810	0.75		0.70		5.27		29

The accompanying notes are an integral part of these financial statements.

172

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —												— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital		Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover

The Hartford High Yield Fund – (continued)

For the Year Ended October 31, 2017
A	$7.28	$0.37	$0.21	$0.58	$(0.36)	$—	$(0.01)		$(0.37)	$7.49	8.16%		$224,824	1.17%		1.05%		5.04%		49%
C	7.25	0.32	0.22	0.54	(0.31)	—	(0.01)		(0.32)	7.47	7.52		57,139	1.85		1.80		4.29		49
I	7.31	0.39	0.23	0.62	(0.38)	—	(0.01)		(0.39)	7.54	8.70		28,998	0.95		0.80		5.28		49
R3	7.27	0.35	0.22	0.57	(0.34)	—	(0.01)		(0.35)	7.49	7.99		2,586	1.48		1.35		4.74		49
R4	7.28	0.37	0.23	0.60	(0.36)	—	(0.01)		(0.37)	7.51	8.45		1,463	1.18		1.05		5.03		49
R5	7.27	0.39	0.22	0.61	(0.38)	—	(0.01)		(0.39)	7.49	8.63		885	0.87		0.75		5.33		49
Y	7.26	0.40	0.22	0.62	(0.39)	—	(0.01)		(0.40)	7.48	8.69		7,330	0.75		0.70		5.40		49
F(7)	7.48	0.27	0.05	0.32	(0.26)	—	(0.01)		(0.27)	7.53	4.33	(5)	45,699	0.75	(6)	0.70	(6)	5.31	(6)	49

For the Year Ended October 31, 2016
A	$7.14	$0.35	$0.14	$0.49	$(0.35)	$—	$—		$(0.35)	$7.28	7.10%		$247,549	1.23%		1.07	%(11)	4.93%		47%
B	7.10	0.29	0.13	0.42	(0.29)	—	—		(0.29)	7.23	6.17		1,509	2.12		1.82	(11)	4.19		47
C	7.12	0.29	0.13	0.42	(0.29)	—	—		(0.29)	7.25	6.16		61,297	1.88		1.82	(11)	4.18		47
I	7.18	0.36	0.14	0.50	(0.37)	—	—		(0.37)	7.31	7.20		37,099	0.88		0.82	(11)	5.14		47
R3	7.14	0.33	0.13	0.46	(0.33)	—	—		(0.33)	7.27	6.64		3,153	1.50		1.37	(11)	4.63		47
R4	7.15	0.35	0.12	0.47	(0.34)	—	—		(0.34)	7.28	6.92		1,681	1.20		1.07	(11)	5.01		47
R5	7.14	0.37	0.13	0.50	(0.37)	—	—		(0.37)	7.27	7.27		665	0.90		0.77	(11)	5.23		47
Y	7.13	0.37	0.13	0.50	(0.37)	—	—		(0.37)	7.26	7.32		7,957	0.77		0.72	(11)	5.28		47

For the Year Ended October 31, 2015
A	$7.68	$0.35	$(0.54)	$(0.19)	$(0.35)	$—	$—	(12)	$(0.35)	$7.14	(2.52)%		$245,946	1.16%		1.05%		4.64%		40%
B	7.64	0.30	(0.55)	(0.25)	(0.29)	—	—	(12)	(0.29)	7.10	(3.27)		3,274	2.06		1.80		3.99		40
C	7.65	0.30	(0.54)	(0.24)	(0.29)	—	—	(12)	(0.29)	7.12	(3.13)		67,854	1.84		1.80		4.00		40
I	7.72	0.37	(0.54)	(0.17)	(0.37)	—	—	(12)	(0.37)	7.18	(2.25)		30,492	0.84		0.80		4.99		40
R3	7.68	0.33	(0.54)	(0.21)	(0.33)	—	—	(12)	(0.33)	7.14	(2.81)		2,178	1.48		1.35		4.45		40
R4	7.68	0.35	(0.53)	(0.18)	(0.35)	—	—	(12)	(0.35)	7.15	(2.38)		1,377	1.17		1.05		4.75		40
R5	7.68	0.37	(0.54)	(0.17)	(0.37)	—	—	(12)	(0.37)	7.14	(2.22)		489	0.86		0.75		5.05		40
Y	7.67	0.38	(0.54)	(0.16)	(0.38)	—	—	(12)	(0.38)	7.13	(2.18)		7,728	0.74		0.70		5.10		40

For the Year Ended October 31, 2014
A	$7.66	$0.38	$0.02	$0.40	$(0.38)	$—	$—		$(0.38)	$7.68	5.35%		$262,960	1.14%		1.05%		4.90%		54%
B	7.62	0.32	0.02	0.34	(0.32)	—	—		(0.32)	7.64	4.60		5,683	2.02		1.80		4.17		54
C	7.63	0.32	0.02	0.34	(0.32)	—	—		(0.32)	7.65	4.60		95,449	1.83		1.80		4.15		54
I	7.70	0.40	0.03	0.43	(0.41)	—	—		(0.41)	7.72	5.60		46,691	0.81		0.78		5.17		54
R3	7.65	0.36	0.03	0.39	(0.36)	—	—		(0.36)	7.68	5.18		2,487	1.47		1.35		4.60		54
R4	7.66	0.38	0.03	0.41	(0.39)	—	—		(0.39)	7.68	5.35		1,367	1.16		1.05		4.91		54
R5	7.65	0.40	0.04	0.44	(0.41)	—	—		(0.41)	7.68	5.81		522	0.85		0.75		5.21		54
Y	7.65	0.41	0.01	0.42	(0.40)	—	—		(0.40)	7.67	5.73		8,415	0.73		0.70		5.25		54

The Hartford Inflation Plus Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$10.34	$0.03	$0.29	$0.32	$(0.38)	$—	$—		$(0.38)	$10.28	3.20	%(5)	$186,421	0.98	%(6)	0.85	%(6)	0.65	%(6)	27%
C	9.88	(0.01)	0.27	0.26	(0.25)	—	—		(0.25)	9.89	2.72	(5)	49,036	1.74	(6)	1.60	(6)	(0.17	)(6)	27
I	10.53	0.05	0.28	0.33	(0.40)	—	—		(0.40)	10.46	3.30	(5)	51,108	0.67	(6)	0.60	(6)	0.91	(6)	27
R3	10.13	0.02	0.27	0.29	(0.34)	—	—		(0.34)	10.08	2.95	(5)	42,354	1.28	(6)	1.20	(6)	0.31	(6)	27
R4	10.33	0.03	0.29	0.32	(0.37)	—	—		(0.37)	10.28	3.18	(5)	9,185	0.98	(6)	0.90	(6)	0.65	(6)	27
R5	10.50	0.04	0.29	0.33	(0.40)	—	—		(0.40)	10.43	3.31	(5)	2,465	0.68	(6)	0.60	(6)	0.82	(6)	27
Y	10.56	0.05	0.29	0.34	(0.41)	—	—		(0.41)	10.49	3.35	(5)	27,063	0.62	(6)	0.56	(6)	0.92	(6)	27
F	10.53	0.05	0.29	0.34	(0.41)	—	—		(0.41)	10.46	3.35	(5)	157,375	0.56	(6)	0.55	(6)	0.98	(6)	27

The accompanying notes are an integral part of these financial statements.

173

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Inflation Plus Fund – (continued)

For the Year Ended October 31, 2018
A	$10.95	$0.25	$(0.37)	$(0.12)	$(0.49)	$—	$—	$(0.49)	$10.34	(1.19)%	$193,398	0.98%	0.85%		2.34%	18%
C	10.47	0.16	(0.36)	(0.20)	(0.39)	—	—	(0.39)	9.88	(1.95)	60,373	1.69	1.60		1.61	18
I	11.15	0.27	(0.38)	(0.11)	(0.51)	—	—	(0.51)	10.53	(0.99)	51,586	0.67	0.60		2.57	18
R3	10.74	0.20	(0.36)	(0.16)	(0.45)	—	—	(0.45)	10.13	(1.57)	45,035	1.28	1.20		1.99	18
R4	10.94	0.24	(0.37)	(0.13)	(0.48)	—	—	(0.48)	10.33	(1.28)	9,723	0.98	0.90		2.32	18
R5	11.12	0.27	(0.37)	(0.10)	(0.52)	—	—	(0.52)	10.50	(0.99)	2,711	0.68	0.60		2.54	18
Y	11.18	0.28	(0.38)	(0.10)	(0.52)	—	—	(0.52)	10.56	(0.93)	28,512	0.62	0.55		2.64	18
F	11.16	0.28	(0.39)	(0.11)	(0.52)	—	—	(0.52)	10.53	(1.03)	151,498	0.56	0.55		2.61	18

For the Year Ended October 31, 2017
A	$11.05	$0.15	$(0.12)	$0.03	$(0.13)	$—	$—	$(0.13)	$10.95	0.27%	$203,962	0.95%	0.85%		1.39%	72%
C	10.56	0.07	(0.12)	(0.05)	(0.04)	—	—	(0.04)	10.47	(0.46)	110,182	1.67	1.60		0.65	72
I	11.25	0.18	(0.12)	0.06	(0.16)	—	—	(0.16)	11.15	0.53	57,101	0.74	0.60		1.66	72
R3	10.84	0.11	(0.12)	(0.01)	(0.09)	—	—	(0.09)	10.74	(0.07)	48,953	1.27	1.20		1.05	72
R4	11.04	0.15	(0.13)	0.02	(0.12)	—	—	(0.12)	10.94	0.22	11,278	0.97	0.90		1.33	72
R5	11.22	0.18	(0.12)	0.06	(0.16)	—	—	(0.16)	11.12	0.54	2,924	0.69	0.60		1.67	72
Y	11.28	0.19	(0.13)	0.06	(0.16)	—	—	(0.16)	11.18	0.59	31,947	0.57	0.55		1.75	72
F(7)	11.08	0.12	(0.04)	0.08	—	—	—	—	11.16	0.72 (5)	119,654	0.55 (6)	0.55	(6)	1.65 (6)	72

For the Year Ended October 31, 2016
A	$10.57	$0.09	$0.39	$0.48	$—	$—	$—	$—	$11.05	4.54%	$229,329	0.98%	0.87	%(13)	0.87%	70%
B	10.18	(0.01)	0.40	0.39	—	—	—	—	10.57	3.83	5,154	1.83	1.62	(13)	(0.07)	70
C	10.17	0.01	0.38	0.39	—	—	—	—	10.56	3.83	146,289	1.69	1.62	(13)	0.10	70
I	10.73	0.13	0.39	0.52	—	—	—	—	11.25	4.85	62,726	0.76	0.62	(13)	1.16	70
R3	10.40	0.06	0.38	0.44	—	—	—	—	10.84	4.23	56,150	1.28	1.22	(13)	0.53	70
R4	10.56	0.08	0.40	0.48	—	—	—	—	11.04	4.55	15,684	0.98	0.92	(13)	0.79	70
R5	10.71	0.11	0.40	0.51	—	—	—	—	11.22	4.76	2,392	0.70	0.62	(13)	1.03	70
Y	10.75	0.11	0.42	0.53	—	—	—	—	11.28	4.93	101,942	0.57	0.57	(13)	0.99	70

For the Year Ended October 31, 2015
A	$10.79	$(0.04)	$(0.17)	$(0.21)	$(0.01)	$—	$—	$(0.01)	$10.57	(1.99)%	$257,100	0.94%	0.85%		(0.34)%	155%
B	10.47	(0.13)	(0.16)	(0.29)	—	—	—	—	10.18	(2.75)	10,385	1.78	1.60		(1.22)	155
C	10.47	(0.12)	(0.18)	(0.30)	—	—	—	—	10.17	(2.84)	178,363	1.66	1.60		(1.13)	155
I	10.94	(0.02)	(0.18)	(0.20)	(0.01)	—	—	(0.01)	10.73	(1.85)	63,658	0.73	0.60		(0.18)	155
R3	10.66	(0.06)	(0.20)	(0.26)	—	—	—	—	10.40	(2.40)	61,292	1.25	1.20		(0.60)	155
R4	10.79	(0.03)	(0.19)	(0.22)	(0.01)	—	—	(0.01)	10.56	(2.08)	19,243	0.95	0.90		(0.30)	155
R5	10.91	(0.01)	(0.18)	(0.19)	(0.01)	—	—	(0.01)	10.71	(1.77)	3,757	0.66	0.60		(0.12)	155
Y	10.95	—	(0.19)	(0.19)	(0.01)	—	—	(0.01)	10.75	(1.76)	197,882	0.54	0.54		0.03	155

For the Year Ended October 31, 2014
A	$11.32	$0.05	$(0.10)	$(0.05)	$(0.07)	$(0.41)	$—	$(0.48)	$10.79	(0.43)%	$339,993	0.92%	0.85%		0.48%	108%
B	11.05	(0.04)	(0.09)	(0.13)	(0.04)	(0.41)	—	(0.45)	10.47	(1.16)	16,784	1.74	1.60		(0.35)	108
C	11.05	(0.04)	(0.09)	(0.13)	(0.04)	(0.41)	—	(0.45)	10.47	(1.16)	240,647	1.63	1.60		(0.33)	108
I	11.45	0.06	(0.08)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.94	(0.16)	91,095	0.67	0.60		0.58	108
R3	11.21	0.02	(0.11)	(0.09)	(0.05)	(0.41)	—	(0.46)	10.66	(0.74)	69,577	1.23	1.20		0.19	108
R4	11.33	0.05	(0.12)	(0.07)	(0.06)	(0.41)	—	(0.47)	10.79	(0.54)	22,639	0.92	0.90		0.43	108
R5	11.42	0.09	(0.11)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.91	(0.16)	5,119	0.64	0.60		0.79	108
Y	11.46	0.09	(0.11)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.95	(0.13)	231,771	0.52	0.52		0.84	108

The accompanying notes are an integral part of these financial statements.

174

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover

Hartford Municipal Income Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$10.04	$0.13	$0.45	$0.58	$(0.13)	$—	$—	$(0.13)	$10.49	5.84	%(5)	$21,236	0.98	%(6)	0.65	%(6)	2.58	%(6)	5%
C	10.04	0.13	0.45	0.58	(0.13)	—	—	(0.13)	10.49	5.79	(5)	4,258	1.71	(6)	0.72	(6)	2.52	(6)	5
I	10.04	0.14	0.45	0.59	(0.17)	—	—	(0.17)	10.46	5.93	(5)	7,719	0.70	(6)	0.41	(6)	2.83	(6)	5
F	10.03	0.14	0.46	0.60	(0.17)	—	—	(0.17)	10.46	5.99	(5)	2,284	0.68	(6)	0.39	(6)	2.84	(6)	5

For the Year Ended October 31, 2018
A	$10.32	$0.24	$(0.28)	$(0.04)	$(0.24)	$—	$—	$(0.24)	$10.04	(0.36)%		$15,155	1.09%		0.65%		2.39%		15%
C	10.32	0.24	(0.28)	(0.04)	(0.24)	—	—	(0.24)	10.04	(0.38)		3,488	1.82		0.67		2.37		15
I	10.32	0.27	(0.28)	(0.01)	(0.27)	—	—	(0.27)	10.04	(0.11)		6,320	0.80		0.40		2.64		15
F	10.32	0.27	(0.29)	(0.02)	(0.27)	—	—	(0.27)	10.03	(0.20)		1,673	0.78		0.39		2.65		15

For the Year Ended October 31, 2017
A	$10.34	$0.22	$(0.02)	$0.20	$(0.22)	$—	$—	$(0.22)	$10.32	2.03%		$12,913	1.10%		0.69%		2.21%		10%
C	10.34	0.21	(0.02)	0.19	(0.21)	—	—	(0.21)	10.32	1.87		3,317	1.81		0.84		2.06		10
I	10.34	0.25	(0.02)	0.23	(0.25)	—	—	(0.25)	10.32	2.29		5,917	0.81		0.44		2.46		10
F(7)	10.04	0.17	0.28	0.45	(0.17)	—	—	(0.17)	10.32	4.52	(5)	1,127	0.80	(6)	0.39	(6)	2.48	(6)	10

For the Year Ended October 31, 2016
A	$10.09	$0.21	$0.25	$0.46	$(0.21)	$—	$—	$(0.21)	$10.34	4.62%		$9,933	1.70%		0.70	%(14)	2.06%		13%
C	10.09	0.14	0.25	0.39	(0.14)	—	—	(0.14)	10.34	3.86		3,034	2.39		1.45	(14)	1.33		13
I	10.09	0.24	0.25	0.49	(0.24)	—	—	(0.24)	10.34	4.89		6,140	1.39		0.45	(14)	2.33		13

For the Period Ended October 31, 2015
A(15)	$10.00	$0.08	$0.09	$0.17	$(0.08)	$—	$—	$(0.08)	$10.09	1.67	%(5)	$3,075	1.11	%(6)	0.69	%(6)	1.83	%(6)	21%
C(15)	10.00	0.04	0.09	0.13	(0.04)	—	—	(0.04)	10.09	1.35	(5)	2,533	1.83	(6)	1.44	(6)	1.07	(6)	21
I(15)	10.00	0.09	0.09	0.18	(0.09)	—	—	(0.09)	10.09	1.77	(5)	5,107	0.83	(6)	0.44	(6)	2.07	(6)	21

The Hartford Municipal Opportunities Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$8.37	$0.11	$0.31	$0.42	$(0.11)	$—	$—	$(0.11)	$8.68	5.09	%(5)	$355,122	0.69	%(6)	0.69	%(6)	2.65	%(6)	8%
C	8.37	0.08	0.32	0.40	(0.08)	—	—	(0.08)	8.69	4.80	(5)	70,189	1.46	(6)	1.44	(6)	1.90	(6)	8
I	8.38	0.12	0.32	0.44	(0.14)	—	—	(0.14)	8.68	5.31	(5)	431,560	0.44	(6)	0.44	(6)	2.90	(6)	8
Y	8.38	0.12	0.31	0.43	(0.14)	—	—	(0.14)	8.67	5.22	(5)	14,332	0.44	(6)	0.44	(6)	2.90	(6)	8
F	8.38	0.12	0.32	0.44	(0.15)	—	—	(0.15)	8.67	5.27	(5)	65,886	0.38	(6)	0.38	(6)	2.95	(6)	8

For the Year Ended October 31, 2018
A	$8.60	$0.22	$(0.23)	$(0.01)	$(0.22)	$—	$—	$(0.22)	$8.37	(0.11)%		$325,322	0.70%		0.69%		2.60%		23%
C	8.60	0.16	(0.23)	(0.07)	(0.16)	—	—	(0.16)	8.37	(0.86)		77,408	1.46		1.44		1.85		23
I	8.61	0.24	(0.23)	0.01	(0.24)	—	—	(0.24)	8.38	0.14		325,853	0.45		0.44		2.85		23
Y(16)	8.52	0.10	(0.14)	(0.04)	(0.10)	—	—	(0.10)	8.38	(0.46	)(5)	14,574	0.44	(6)	0.44	(6)	2.87	(6)	23
F	8.61	0.25	(0.23)	0.02	(0.25)	—	—	(0.25)	8.38	0.20		43,617	0.38		0.38		2.90		23

For the Year Ended October 31, 2017
A	$8.69	$0.22	$(0.09)	$0.13	$(0.22)	$—	$—	$(0.22)	$8.60	1.50%		$251,143	0.68%		0.68%		2.53%		23%
C	8.69	0.15	(0.09)	0.06	(0.15)	—	—	(0.15)	8.60	0.73		100,507	1.44		1.44		1.77		23
I	8.71	0.24	(0.10)	0.14	(0.24)	—	—	(0.24)	8.61	1.63		302,855	0.44		0.44		2.77		23
F(7)	8.46	0.16	0.15	0.31	(0.16)	—	—	(0.16)	8.61	3.69	(5)	25,280	0.39	(6)	0.39	(6)	2.77	(6)	23

For the Year Ended October 31, 2016
A	$8.53	$0.21	$0.16	$0.37	$(0.21)	$—	$—	$(0.21)	$8.69	4.40%		$283,275	0.70%		0.70	%(17)	2.44%		22%
B	8.53	0.15	0.15	0.30	(0.15)	—	—	(0.15)	8.68	3.50		964	1.51		1.45	(17)	1.74		22
C	8.54	0.15	0.15	0.30	(0.15)	—	—	(0.15)	8.69	3.50		127,960	1.46		1.45	(17)	1.69		22
I	8.55	0.23	0.17	0.40	(0.24)	—	—	(0.24)	8.71	4.66		337,900	0.46		0.45	(17)	2.68		22

The accompanying notes are an integral part of these financial statements.

175

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover

The Hartford Municipal Opportunities Fund – (continued)

For the Year Ended October 31, 2015
A	$8.53	$0.24	$—	$0.24	$(0.24)	$—	$—	$(0.24)	$8.53	2.85%		$212,254	0.81%		0.75%		2.82%		21%
B	8.53	0.18	(0.01)	0.17	(0.17)	—	—	(0.17)	8.53	2.08		2,425	1.63		1.51		2.06		21
C	8.54	0.18	(0.01)	0.17	(0.17)	—	—	(0.17)	8.54	2.08		97,729	1.57		1.51		2.07		21
I	8.55	0.26	—	0.26	(0.26)	—	—	(0.26)	8.55	3.10		166,610	0.56		0.50		3.08		21

For the Year Ended October 31, 2014
A	$8.24	$0.25	$0.30	$0.55	$(0.26)	$—	$—	$(0.26)	$8.53	6.70%		$192,531	0.90%		0.85%		3.03%		29%
B	8.23	0.19	0.30	0.49	(0.19)	—	—	(0.19)	8.53	6.04		3,216	1.72		1.60		2.30		29
C	8.24	0.19	0.30	0.49	(0.19)	—	—	(0.19)	8.54	6.03		91,177	1.66		1.60		2.29		29
I	8.25	0.27	0.31	0.58	(0.28)	—	—	(0.28)	8.55	7.08		102,341	0.65		0.60		3.26		29

Hartford Municipal Short Duration Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$9.88	$0.09	$0.17	$0.26	$(0.09)	$—	$—	$(0.09)	$10.05	2.63	%(5)	$18,290	1.01	%(6)	0.63	%(6)	1.81	%(6)	14%
C	9.87	0.09	0.18	0.27	(0.09)	—	—	(0.09)	10.05	2.71	(5)	3,644	1.75	(6)	0.68	(6)	1.75	(6)	14
I	9.88	0.10	0.18	0.28	(0.11)	—	—	(0.11)	10.05	2.83	(5)	7,151	0.74	(6)	0.40	(6)	2.02	(6)	14
F	9.88	0.10	0.17	0.27	(0.10)	—	—	(0.10)	10.05	2.75	(5)	1,491	0.73	(6)	0.39	(6)	2.03	(6)	14

For the Year Ended October 31, 2018
A	$10.04	$0.16	$(0.16)	$—	$(0.16)	$—	$—	$(0.16)	$9.88	(0.03)%		$8,984	1.20%		0.61%		1.58%		24%
C	10.04	0.15	(0.17)	(0.02)	(0.15)	—	—	(0.15)	9.87	(0.24)		3,157	1.94		0.73		1.46		24
I	10.05	0.18	(0.17)	0.01	(0.18)	—	—	(0.18)	9.88	0.08		6,789	0.92		0.41		1.78		24
F	10.05	0.18	(0.17)	0.01	(0.18)	—	—	(0.18)	9.88	0.09		979	0.90		0.39		1.80		24

For the Year Ended October 31, 2017
A	$10.08	$0.12	$(0.04)	$0.08	$(0.12)	$—	$—	$(0.12)	$10.04	0.81%		$8,363	1.15%		0.67%		1.21%		20%
C	10.08	0.09	(0.04)	0.05	(0.09)	—	—	(0.09)	10.04	0.54		3,614	1.88		0.95		0.92		20
I	10.08	0.14	(0.03)	0.11	(0.14)	—	—	(0.14)	10.05	1.15		7,246	0.87		0.44		1.44		20
F(7)	9.96	0.10	0.09	0.19	(0.10)	—	—	(0.10)	10.05	1.91	(5)	509	0.87	(6)	0.39	(6)	1.53	(6)	20

For the Year Ended October 31, 2016
A	$10.06	$0.10	$0.02	$0.12	$(0.10)	$—	$—	$(0.10)	$10.08	1.15%		$8,383	1.55%		0.70	%(14)	0.95%		12%
C	10.05	0.02	0.03	0.05	(0.02)	—	—	(0.02)	10.08	0.50		4,067	2.29		1.45	(14)	0.20		12
I	10.06	0.12	0.02	0.14	(0.12)	—	—	(0.12)	10.08	1.40		5,915	1.27		0.45	(14)	1.20		12

For the Period Ended October 31, 2015
A(15)	$10.00	$0.03	$0.06	$0.09	$(0.03)	$—	$—	$(0.03)	$10.06	0.91	%(5)	$3,993	1.12	%(6)	0.69	%(6)	0.75	%(6)	6%
C(15)	10.00	—	0.05	0.05	—	—	—	—	10.05	0.53	(5)	3,137	1.82	(6)	1.44	(6)	(0.02	)(6)	6
I(15)	10.00	0.04	0.06	0.10	(0.04)	—	—	(0.04)	10.06	1.01	(5)	5,106	0.78	(6)	0.44	(6)	0.97	(6)	6

The Hartford Quality Bond Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$9.55	$0.12	$0.29	$0.41	$(0.14)	$—	$—	$(0.14)	$9.82	4.44	%(5)	$11,799	0.94	%(6)	0.82	%(6)	2.40	%(6)	26%
C	9.47	0.08	0.29	0.37	(0.08)	—	—	(0.08)	9.76	4.08	(5)	4,371	1.68	(6)	1.56	(6)	1.66	(6)	26
I	9.55	0.13	0.30	0.43	(0.18)	—	—	(0.18)	9.80	4.59	(5)	2,077	0.63	(6)	0.52	(6)	2.70	(6)	26
R3	9.53	0.10	0.30	0.40	(0.11)	—	—	(0.11)	9.82	4.27	(5)	203	1.27	(6)	1.16	(6)	2.06	(6)	26
R4	9.56	0.13	0.29	0.42	(0.17)	—	—	(0.17)	9.81	4.45	(5)	12	0.97	(6)	0.61	(6)	2.62	(6)	26
R5	9.56	0.13	0.30	0.43	(0.18)	—	—	(0.18)	9.81	4.55	(5)	31	0.67	(6)	0.56	(6)	2.67	(6)	26
Y	9.64	0.13	0.30	0.43	(0.19)	—	—	(0.19)	9.88	4.48	(5)	11	0.61	(6)	0.50	(6)	2.72	(6)	26
F	9.56	0.13	0.30	0.43	(0.20)	—	—	(0.20)	9.79	4.65	(5)	107,149	0.55	(6)	0.44	(6)	2.78	(6)	26

The accompanying notes are an integral part of these financial statements.

176

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Quality Bond Fund – (continued)

For the Year Ended October 31, 2018
A	$9.95	$0.21	$(0.38)	$(0.17)	$(0.23)	$—	$—	$(0.23)	$9.55	(1.84)%	$10,117	0.93%	0.82%		2.11%	67%
C	9.87	0.13	(0.38)	(0.25)	(0.15)	—	—	(0.15)	9.47	(2.65)	2,630	1.75	1.60		1.33	67
I	9.95	0.23	(0.37)	(0.14)	(0.26)	—	—	(0.26)	9.55	(1.45)	1,760	0.65	0.54		2.32	67
R3	9.93	0.17	(0.37)	(0.20)	(0.20)	—	—	(0.20)	9.53	(2.18)	196	1.27	1.15		1.79	67
R4	9.96	0.22	(0.37)	(0.15)	(0.25)	—	—	(0.25)	9.56	(1.56)	11	1.00	0.63		2.29	67
R5	9.96	0.23	(0.38)	(0.15)	(0.25)	—	—	(0.25)	9.56	(1.49)	29	0.67	0.56		2.37	67
Y	10.04	0.24	(0.38)	(0.14)	(0.26)	—	—	(0.26)	9.64	(1.43)	15	0.61	0.54		2.39	67
F	9.96	0.24	(0.37)	(0.13)	(0.27)	—	—	(0.27)	9.56	(1.47)	108,531	0.55	0.44		2.49	67

For the Year Ended October 31, 2017
A	$10.34	$0.16	$(0.20)	$(0.04)	$(0.19)	$(0.16)	$—	$(0.35)	$9.95	(0.35)%	$13,410	1.01%	0.95%		1.59%	94%
C	10.26	0.08	(0.20)	(0.12)	(0.11)	(0.16)	—	(0.27)	9.87	(1.11)	2,558	1.77	1.70		0.82	94
I	10.35	0.18	(0.21)	(0.03)	(0.21)	(0.16)	—	(0.37)	9.95	(0.20)	3,852	0.76	0.70		1.77	94
R3	10.32	0.13	(0.20)	(0.07)	(0.16)	(0.16)	—	(0.32)	9.93	(0.66)	251	1.37	1.25		1.34	94
R4	10.35	0.16	(0.20)	(0.04)	(0.19)	(0.16)	—	(0.35)	9.96	(0.30)	11	1.12	0.91		1.59	94
R5	10.35	0.19	(0.20)	(0.01)	(0.22)	(0.16)	—	(0.38)	9.96	(0.05)	30	0.77	0.65		1.89	94
Y	10.36	0.18	(0.18)	—	(0.16)	(0.16)	—	(0.32)	10.04	0.01	15	0.65	0.60		1.80	94
F(7)	9.94	0.14	0.04	0.18	(0.16)	—	—	(0.16)	9.96	1.80 (5)	116,939	0.66 (6)	0.55	(6)	2.14 (6)	94

For the Year Ended October 31, 2016
A	$10.19	$0.12	$0.24	$0.36	$(0.14)	$(0.07)	$—	$(0.21)	$10.34	3.54%	$14,294	1.04%	0.96	%(18)	1.14%	84%
C	10.12	0.04	0.23	0.27	(0.06)	(0.07)	—	(0.13)	10.26	2.70	3,890	1.78	1.71	(18)	0.40	84
I	10.21	0.14	0.24	0.38	(0.17)	(0.07)	—	(0.24)	10.35	3.73	12,254	0.78	0.71	(18)	1.40	84
R3	10.17	0.06	0.31	0.37	(0.15)	(0.07)	—	(0.22)	10.32	3.66	198	1.38	1.26	(18)	0.57	84
R4	10.19	0.08	0.33	0.41	(0.18)	(0.07)	—	(0.25)	10.35	4.08	24	1.07	0.96	(18)	0.75	84
R5	10.21	0.11	0.33	0.44	(0.23)	(0.07)	—	(0.30)	10.35	4.37	45	0.77	0.66	(18)	1.05	84
Y	10.21	0.16	0.24	0.40	(0.18)	(0.07)	—	(0.25)	10.36	3.90	93,809	0.67	0.61	(18)	1.53	84

For the Year Ended October 31, 2015
A	$10.19	$0.04	$0.16	$0.20	$(0.05)	$(0.15)	$—	$(0.20)	$10.19	2.01%	$11,513	1.18%	0.90%		0.43%	20%
C	10.15	(0.03)	0.16	0.13	(0.01)	(0.15)	—	(0.16)	10.12	1.28	2,453	1.93	1.64		(0.31)	20
I	10.20	0.07	0.17	0.24	(0.08)	(0.15)	—	(0.23)	10.21	2.37	2,283	0.89	0.61		0.71	20
R3	10.17	0.01	0.16	0.17	(0.02)	(0.15)	—	(0.17)	10.17	1.69	2,082	1.58	1.25		0.07	20
R4	10.19	0.04	0.16	0.20	(0.05)	(0.15)	—	(0.20)	10.19	1.95	2,100	1.28	0.95		0.37	20
R5	10.20	0.07	0.16	0.23	(0.07)	(0.15)	—	(0.22)	10.21	2.32	2,119	0.98	0.65		0.67	20
Y	10.20	0.07	0.17	0.24	(0.08)	(0.15)	—	(0.23)	10.21	2.36	9,547	0.89	0.60		0.72	20

For the Year Ended October 31, 2014
A	$9.82	$0.05	$0.39	$0.44	$(0.07)	$—	$—	$(0.07)	$10.19	4.48%	$8,568	1.26%	0.86%		0.52%	27%
C	9.79	(0.02)	0.39	0.37	(0.01)	—	—	(0.01)	10.15	3.75	1,882	2.01	1.61		(0.22)	27
I	9.82	0.08	0.39	0.47	(0.09)	—	—	(0.09)	10.20	4.83	2,119	0.98	0.58		0.81	27
R3	9.80	0.02	0.39	0.41	(0.04)	—	—	(0.04)	10.17	4.17	2,048	1.68	1.23		0.17	27
R4	9.81	0.05	0.39	0.44	(0.06)	—	—	(0.06)	10.19	4.53	2,060	1.38	0.93		0.47	27
R5	9.82	0.08	0.39	0.47	(0.09)	(0.00)	—	(0.09)	10.20	4.79	2,072	1.08	0.63		0.77	27
Y	9.82	0.08	0.39	0.47	(0.09)	(0.00)	—	(0.09)	10.20	4.84	9,333	0.98	0.58		0.82	27

The accompanying notes are an integral part of these financial statements.

177

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover

The Hartford Short Duration Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$9.70	$0.13	$0.13	$0.26	$(0.13)	$—	$—	$(0.13)	$9.83	2.75	%(5)	$606,703	0.84	%(6)	0.81	%(6)	2.73	%(6)	15%
C	9.69	0.10	0.13	0.23	(0.09)	—	—	(0.09)	9.83	2.44	(5)	77,376	1.57	(6)	1.56	(6)	1.98	(6)	15
I	9.71	0.15	0.13	0.28	(0.17)	—	—	(0.17)	9.82	2.95	(5)	285,510	0.52	(6)	0.52	(6)	3.02	(6)	15
R3	9.67	0.12	0.13	0.25	(0.12)	—	—	(0.12)	9.80	2.56	(5)	1,009	1.15	(6)	1.12	(6)	2.42	(6)	15
R4	9.68	0.13	0.13	0.26	(0.13)	—	—	(0.13)	9.81	2.73	(5)	790	0.84	(6)	0.84	(6)	2.73	(6)	15
R5	9.69	0.14	0.13	0.27	(0.17)	—	—	(0.17)	9.79	2.82	(5)	1,152	0.56	(6)	0.55	(6)	2.99	(6)	15
R6(19)	9.70	0.05	0.07	0.12	(0.05)	—	—	(0.05)	9.77	1.28	(5)	10	0.44	(6)	0.44	(6)	3.10	(6)	15
Y	9.67	0.15	0.12	0.27	(0.17)	—	—	(0.17)	9.77	2.88	(5)	7,255	0.49	(6)	0.49	(6)	3.04	(6)	15
F	9.72	0.15	0.13	0.28	(0.18)	—	—	(0.18)	9.82	2.94	(5)	222,338	0.44	(6)	0.44	(6)	3.09	(6)	15

For the Year Ended October 31, 2018
A	$9.87	$0.23	$(0.17)	$0.06	$(0.23)	$—	$—	$(0.23)	$9.70	0.66%		$516,715	0.91%		0.85%		2.39%		29%
C	9.87	0.16	(0.18)	(0.02)	(0.16)	—	—	(0.16)	9.69	(0.19)		71,192	1.61		1.60		1.63		29
I	9.89	0.26	(0.18)	0.08	(0.26)	—	—	(0.26)	9.71	0.85		227,412	0.56		0.56		2.68		29
R3	9.84	0.22	(0.17)	0.05	(0.22)	—	—	(0.22)	9.67	0.52		960	1.21		0.99		2.25		29
R4	9.85	0.23	(0.17)	0.06	(0.23)	—	—	(0.23)	9.68	0.66		645	0.91		0.85		2.39		29
R5	9.86	0.26	(0.17)	0.09	(0.26)	—	—	(0.26)	9.69	0.96		1,125	0.61		0.55		2.71		29
Y	9.84	0.27	(0.18)	0.09	(0.26)	—	—	(0.26)	9.67	0.97		14,983	0.54		0.54		2.73		29
F	9.89	0.27	(0.17)	0.10	(0.27)	—	—	(0.27)	9.72	1.02		173,198	0.49		0.49		2.76		29

For the Year Ended October 31, 2017
A	$9.88	$0.20	$(0.01)	$0.19	$(0.20)	$—	$—	$(0.20)	$9.87	1.94%		$523,916	0.86%		0.84%		2.02%		42%
C	9.88	0.13	(0.01)	0.12	(0.13)	—	—	(0.13)	9.87	1.20		103,013	1.58		1.57		1.29		42
I	9.90	0.23	(0.01)	0.22	(0.23)	—	—	(0.23)	9.89	2.21		185,948	0.58		0.58		2.29		42
R3	9.86	0.17	(0.02)	0.15	(0.17)	—	—	(0.17)	9.84	1.58		1,175	1.22		1.09		1.77		42
R4	9.87	0.20	(0.02)	0.18	(0.20)	—	—	(0.20)	9.85	1.83		626	0.92		0.85		2.01		42
R5	9.86	0.23	—	0.23	(0.23)	—	—	(0.23)	9.86	2.33		807	0.60		0.55		2.33		42
Y	9.86	0.23	(0.02)	0.21	(0.23)	—	—	(0.23)	9.84	2.17		5,549	0.50		0.50		2.32		42
F(7)	9.88	0.16	0.01	0.17	(0.16)	—	—	(0.16)	9.89	1.73	(5)	103,896	0.49	(6)	0.49	(6)	2.45	(6)	42

For the Year Ended October 31, 2016
A	$9.80	$0.17	$0.08	$0.25	$(0.17)	$—	$—	$(0.17)	$9.88	2.56%		$530,178	0.90%		0.86	%(20)	1.69%		41%
B	9.85	0.16	0.10	0.26	(0.17)	—	—	(0.17)	9.94	2.66		2,393	1.04		0.86	(20)	1.67		41
C	9.80	0.09	0.09	0.18	(0.10)	—	—	(0.10)	9.88	1.80		125,548	1.61		1.61	(20)	0.94		41
I	9.82	0.19	0.09	0.28	(0.20)	—	—	(0.20)	9.90	2.86		189,645	0.57		0.57	(20)	1.98		41
R3	9.78	0.14	0.08	0.22	(0.14)	—	—	(0.14)	9.86	2.26		1,167	1.24		1.16	(20)	1.38		41
R4	9.79	0.17	0.08	0.25	(0.17)	—	—	(0.17)	9.87	2.56		661	0.94		0.86	(20)	1.68		41
R5	9.78	0.20	0.08	0.28	(0.20)	—	—	(0.20)	9.86	2.87		209	0.63		0.56	(20)	2.02		41
Y	9.78	0.20	0.08	0.28	(0.20)	—	—	(0.20)	9.86	2.92		45,768	0.51		0.51	(20)	2.05		41

For the Year Ended October 31, 2015
A	$9.91	$0.15	$(0.07)	$0.08	$(0.16)	$(0.03)	$—	$(0.19)	$9.80	0.80%		$469,337	0.90%		0.85%		1.51%		31%
B	9.96	0.16	(0.08)	0.08	(0.16)	(0.03)	—	(0.19)	9.85	0.80		4,450	1.03		0.85		1.56		31
C	9.91	0.08	(0.07)	0.01	(0.09)	(0.03)	—	(0.12)	9.80	0.05		120,116	1.60		1.60		0.81		31
I	9.93	0.19	(0.08)	0.11	(0.19)	(0.03)	—	(0.22)	9.82	1.11		126,578	0.54		0.54		1.87		31
R3	9.88	0.12	(0.06)	0.06	(0.13)	(0.03)	—	(0.16)	9.78	0.60		1,084	1.23		1.15		1.26		31
R4	9.89	0.15	(0.06)	0.09	(0.16)	(0.03)	—	(0.19)	9.79	0.90		677	0.92		0.85		1.56		31
R5	9.89	0.18	(0.07)	0.11	(0.19)	(0.03)	—	(0.22)	9.78	1.10		111	0.62		0.55		1.86		31
Y	9.88	0.19	(0.06)	0.13	(0.20)	(0.03)	—	(0.23)	9.78	1.25		8,412	0.51		0.51		1.91		31

The accompanying notes are an integral part of these financial statements.

178

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover

The Hartford Short Duration Fund – (continued)

For the Year Ended October 31, 2014
A	$9.98	$0.15	$(0.03)	$0.12	$(0.15)	$(0.04)	$—	$(0.19)	$9.91	1.23%		$469,415	0.91%		0.85%		1.50%		50%
B	10.02	0.15	(0.02)	0.13	(0.15)	(0.04)	—	(0.19)	9.96	1.33		6,510	1.01		0.85		1.51		50
C	9.98	0.08	(0.03)	0.05	(0.08)	(0.04)	—	(0.12)	9.91	0.48		128,158	1.60		1.60		0.76		50
I	10.00	0.18	(0.03)	0.15	(0.18)	(0.04)	—	(0.22)	9.93	1.52		208,183	0.55		0.55		1.79		50
R3	9.96	0.12	(0.04)	0.08	(0.12)	(0.04)	—	(0.16)	9.88	0.84		879	1.23		1.15		1.20		50
R4	9.97	0.15	(0.04)	0.11	(0.15)	(0.04)	—	(0.19)	9.89	1.14		997	0.92		0.85		1.50		50
R5	9.96	0.18	(0.03)	0.15	(0.18)	(0.04)	—	(0.22)	9.89	1.54		109	0.61		0.55		1.80		50
Y	9.96	0.18	(0.03)	0.15	(0.19)	(0.04)	—	(0.23)	9.88	1.49		5,134	0.50		0.50		1.83		50

The Hartford Strategic Income Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$8.41	$0.16	$0.23	$0.39	$(0.37)	$—	$—	$(0.37)	$8.43	4.84	%(5)	$173,562	1.02	%(6)	0.95	%(6)	3.83	%(6)	26%
C	8.45	0.13	0.24	0.37	(0.34)	—	—	(0.34)	8.48	4.51	(5)	43,270	1.78	(6)	1.70	(6)	3.07	(6)	26
I	8.43	0.17	0.24	0.41	(0.38)	—	—	(0.38)	8.46	5.09	(5)	117,902	0.75	(6)	0.70	(6)	4.09	(6)	26
R3	8.39	0.15	0.23	0.38	(0.36)	—	—	(0.36)	8.41	4.70	(5)	456	1.32	(6)	1.25	(6)	3.54	(6)	26
R4	8.40	0.16	0.24	0.40	(0.37)	—	—	(0.37)	8.43	4.96	(5)	198	1.05	(6)	0.95	(6)	3.81	(6)	26
R5	8.40	0.17	0.23	0.40	(0.38)	—	—	(0.38)	8.42	5.01	(5)	4,680	0.75	(6)	0.65	(6)	4.13	(6)	26
R6	8.40	0.17	0.25	0.42	(0.39)	—	—	(0.39)	8.43	5.16	(5)	643	0.63	(6)	0.60	(6)	4.22	(6)	26
Y	8.39	0.17	0.25	0.42	(0.39)	—	—	(0.39)	8.42	5.16	(5)	3,695	0.68	(6)	0.62	(6)	4.17	(6)	26
F	8.43	0.17	0.24	0.41	(0.39)	—	—	(0.39)	8.45	5.02	(5)	162,641	0.63	(6)	0.60	(6)	4.18	(6)	26

For the Year Ended October 31, 2018
A	$9.00	$0.33	$(0.40)	$(0.07)	$(0.52)	$—	$—	$(0.52)	$8.41	(0.77)%		$164,749	1.05%		0.95%		3.78%		63%
C	9.03	0.26	(0.39)	(0.13)	(0.45)	—	—	(0.45)	8.45	(1.49)		48,099	1.78		1.70		3.03		63
I	9.03	0.35	(0.40)	(0.05)	(0.55)	—	—	(0.55)	8.43	(0.63)		88,704	0.77		0.70		4.03		63
R3	8.98	0.30	(0.39)	(0.09)	(0.50)	—	—	(0.50)	8.39	(1.10)		306	1.37		1.25		3.48		63
R4	8.99	0.33	(0.40)	(0.07)	(0.52)	—	—	(0.52)	8.40	(0.79)		560	1.08		0.95		3.78		63
R5	8.99	0.35	(0.39)	(0.04)	(0.55)	—	—	(0.55)	8.40	(0.46)		4,446	0.78		0.65		4.12		63
R6	8.99	0.36	(0.39)	(0.03)	(0.56)	—	—	(0.56)	8.40	(0.41)		150	0.66		0.60		4.15		63
Y	8.99	0.36	(0.40)	(0.04)	(0.56)	—	—	(0.56)	8.39	(0.49)		2,513	0.72		0.60		4.14		63
F	9.02	0.36	(0.39)	(0.03)	(0.56)	—	—	(0.56)	8.43	(0.41)		153,833	0.66		0.60		4.13		63

For the Year Ended October 31, 2017
A	$8.76	$0.36	$0.26	$0.62	$(0.38)	$—	$—	$(0.38)	$9.00	7.26%		$161,969	1.03%		0.95%		4.02%		82%
C	8.79	0.29	0.26	0.55	(0.31)	—	—	(0.31)	9.03	6.38		74,017	1.74		1.70		3.29		82
I	8.79	0.37	0.27	0.64	(0.40)	—	—	(0.40)	9.03	7.51		83,345	0.76		0.70		4.11		82
R3	8.75	0.33	0.25	0.58	(0.35)	—	—	(0.35)	8.98	6.83		329	1.45		1.25		3.70		82
R4	8.76	0.35	0.26	0.61	(0.38)	—	—	(0.38)	8.99	7.13		748	1.08		0.95		4.00		82
R5	8.76	0.38	0.26	0.64	(0.41)	—	—	(0.41)	8.99	7.48		1,467	0.75		0.65		4.25		82
R6	8.75	0.39	0.26	0.65	(0.41)	—	—	(0.41)	8.99	7.66		11	0.70		0.60		4.41		82
Y	8.75	0.42	0.23	0.65	(0.41)	—	—	(0.41)	8.99	7.67		657	0.64		0.60		4.79		82
F(7)	8.79	0.25	0.20	0.45	(0.22)	—	—	(0.22)	9.02	5.21	(5)	180,163	0.64	(6)	0.60	(6)	4.08	(6)	82

For the Year Ended October 31, 2016
A	$8.53	$0.39	$0.19	$0.58	$(0.35)	$—	$—	$(0.35)	$8.76	7.02%		$120,051	1.05%		0.96	%(21)	4.54%		55%
B	8.53	0.37	0.21	0.58	(0.33)	—	—	(0.33)	8.78	6.98		2,205	1.27		1.11	(21)	4.37		55
C	8.55	0.32	0.20	0.52	(0.28)	—	—	(0.28)	8.79	6.27		74,607	1.75		1.71	(21)	3.78		55
I	8.55	0.41	0.21	0.62	(0.38)	—	—	(0.38)	8.79	7.29		31,317	0.75		0.71	(21)	4.79		55
R3	8.51	0.36	0.20	0.56	(0.32)	—	—	(0.32)	8.75	6.81		267	1.42		1.26	(21)	4.23		55
R4	8.52	0.39	0.20	0.59	(0.35)	—	—	(0.35)	8.76	7.15		224	1.08		0.96	(21)	4.55		55
R5	8.52	0.42	0.20	0.62	(0.38)	—	—	(0.38)	8.76	7.49		413	0.76		0.66	(21)	4.87		55
R6	8.52	0.42	0.19	0.61	(0.38)	—	—	(0.38)	8.75	7.43		11	0.65		0.61	(21)	4.88		55
Y	8.52	0.42	0.19	0.61	(0.38)	—	—	(0.38)	8.75	7.43		164,098	0.65		0.61	(21)	4.89		55

The accompanying notes are an integral part of these financial statements.

179

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover

The Hartford Strategic Income Fund – (continued)

For the Year Ended October 31, 2015
A	$9.30	$0.37	$(0.57)	$(0.20)	$(0.37)	$(0.20)	$—	$(0.57)	$8.53	(2.23)%		$123,510	1.03%		0.95%		4.23%		66%
B	9.30	0.32	(0.59)	(0.27)	(0.30)	(0.20)	—	(0.50)	8.53	(3.00)		4,019	1.85		1.70		3.60		66
C	9.32	0.32	(0.59)	(0.27)	(0.30)	(0.20)	—	(0.50)	8.55	(2.97)		86,887	1.74		1.70		3.61		66
I	9.33	0.41	(0.60)	(0.19)	(0.39)	(0.20)	—	(0.59)	8.55	(1.97)		29,189	0.73		0.70		4.61		66
R3	9.29	0.35	(0.59)	(0.24)	(0.34)	(0.20)	—	(0.54)	8.51	(2.64)		314	1.41		1.25		4.04		66
R4	9.30	0.38	(0.59)	(0.21)	(0.37)	(0.20)	—	(0.57)	8.52	(2.34)		175	1.08		0.95		4.37		66
R5	9.30	0.41	(0.60)	(0.19)	(0.39)	(0.20)	—	(0.59)	8.52	(2.05)		306	0.75		0.65		4.70		66
R6(22)	9.27	0.41	(0.56)	(0.15)	(0.40)	(0.20)	—	(0.60)	8.52	(1.66	)(5)	10	0.69	(6)	0.59	(6)	4.78	(6)	66
Y	9.30	0.41	(0.59)	(0.18)	(0.40)	(0.20)	—	(0.60)	8.52	(1.99)		111,277	0.64		0.60		4.70		66

For the Year Ended October 31, 2014
A	$9.21	$0.36	$0.10	$0.46	$(0.37)	$—	$—	$(0.37)	$9.30	5.06%		$144,172	1.01%		0.95%		3.82%		71%
B	9.21	0.29	0.10	0.39	(0.30)	—	—	(0.30)	9.30	4.25		6,367	1.82		1.70		3.10		71
C	9.23	0.29	0.10	0.39	(0.30)	—	—	(0.30)	9.32	4.26		109,960	1.72		1.69		3.08		71
I	9.24	0.38	0.10	0.48	(0.39)	—	—	(0.39)	9.33	5.32		48,809	0.71		0.68		4.09		71
R3	9.21	0.33	0.09	0.42	(0.34)	—	—	(0.34)	9.29	4.64		213	1.40		1.25		3.54		71
R4	9.21	0.36	0.10	0.46	(0.37)	—	—	(0.37)	9.30	5.06		131	1.05		0.95		3.83		71
R5	9.21	0.38	0.11	0.49	(0.40)	—	—	(0.40)	9.30	5.38		120	0.73		0.65		4.10		71
Y	9.20	0.39	0.11	0.50	(0.40)	—	—	(0.40)	9.30	5.55		113,356	0.63		0.60		4.25		71

The Hartford Total Return Bond Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$9.92	$0.15	$0.37	$0.52	$(0.20)	$—	$—	$(0.20)	$10.24	5.35	%(5)	$829,420	0.76	%(6)	0.76	%(6)	3.03	%(6)	24%
C	9.97	0.11	0.38	0.49	(0.11)	—	—	(0.11)	10.35	4.96	(5)	29,680	1.61	(6)	1.61	(6)	2.18	(6)	24
I	9.95	0.17	0.36	0.53	(0.25)	—	—	(0.25)	10.23	5.41	(5)	60,753	0.45	(6)	0.45	(6)	3.34	(6)	24
R3	10.14	0.14	0.39	0.53	(0.15)	—	—	(0.15)	10.52	5.24	(5)	4,912	1.10	(6)	1.09	(6)	2.70	(6)	24
R4	10.09	0.15	0.38	0.53	(0.20)	—	—	(0.20)	10.42	5.29	(5)	11,055	0.79	(6)	0.79	(6)	3.00	(6)	24
R5	10.06	0.17	0.38	0.55	(0.25)	—	—	(0.25)	10.36	5.49	(5)	1,521	0.50	(6)	0.50	(6)	3.29	(6)	24
R6	10.03	0.17	0.38	0.55	(0.26)	—	—	(0.26)	10.32	5.59	(5)	1,867	0.38	(6)	0.38	(6)	3.41	(6)	24
Y	10.04	0.17	0.38	0.55	(0.26)	—	—	(0.26)	10.33	5.53	(5)	473,331	0.41	(6)	0.41	(6)	3.38	(6)	24
F	9.90	0.17	0.37	0.54	(0.26)	—	—	(0.26)	10.18	5.54	(5)	471,379	0.38	(6)	0.38	(6)	3.42	(6)	24

For the Year Ended October 31, 2018
A	$10.44	$0.28	$(0.48)	$(0.20)	$(0.32)	$—	$—	$(0.32)	$9.92	(1.95)%		$774,821	0.82%		0.82%		2.72%		74%
C	10.46	0.20	(0.49)	(0.29)	(0.20)	—	—	(0.20)	9.97	(2.79)		30,760	1.61		1.60		1.93		74
I	10.45	0.31	(0.48)	(0.17)	(0.33)	—	—	(0.33)	9.95	(1.68)		51,131	0.51		0.51		3.03		74
R3	10.64	0.25	(0.50)	(0.25)	(0.25)	—	—	(0.25)	10.14	(2.37)		5,000	1.16		1.15		2.38		74
R4	10.62	0.28	(0.49)	(0.21)	(0.32)	—	—	(0.32)	10.09	(2.04)		11,153	0.85		0.85		2.67		74
R5	10.62	0.31	(0.49)	(0.18)	(0.38)	—	—	(0.38)	10.06	(1.74)		1,548	0.56		0.56		2.98		74
R6	10.61	0.32	(0.50)	(0.18)	(0.40)	—	—	(0.40)	10.03	(1.72)		1,678	0.44		0.44		3.11		74
Y	10.61	0.32	(0.50)	(0.18)	(0.39)	—	—	(0.39)	10.04	(1.69)		449,292	0.48		0.48		3.06		74
F	10.46	0.31	(0.47)	(0.16)	(0.40)	—	—	(0.40)	9.90	(1.59)		678,207	0.44		0.44		3.10		74

For the Year Ended October 31, 2017
A	$10.48	$0.26	$(0.04)	$0.22	$(0.26)	$—	$—	$(0.26)	$10.44	2.19%		$772,486	0.84%		0.84%		2.55%		56%
C	10.50	0.19	(0.04)	0.15	(0.19)	—	—	(0.19)	10.46	1.43		59,204	1.58		1.58		1.82		56
I	10.49	0.29	(0.04)	0.25	(0.29)	—	—	(0.29)	10.45	2.41		35,182	0.77		0.62		2.78		56
R3	10.68	0.23	(0.04)	0.19	(0.23)	—	—	(0.23)	10.64	1.86		5,851	1.17		1.17		2.22		56
R4	10.66	0.27	(0.04)	0.23	(0.27)	—	—	(0.27)	10.62	2.18		14,290	0.85		0.85		2.54		56
R5	10.65	0.30	(0.03)	0.27	(0.30)	—	—	(0.30)	10.62	2.48		1,548	0.55		0.55		2.84		56
R6	10.64	0.30	(0.02)	0.28	(0.31)	—	—	(0.31)	10.61	2.69		1,092	0.45		0.44		2.87		56
Y	10.65	0.31	(0.04)	0.27	(0.31)	—	—	(0.31)	10.61	2.57		438,589	0.46		0.46		2.96		56
F(7)	10.32	0.20	0.14	0.34	(0.20)	—	—	(0.20)	10.46	3.36	(5)	937,170	0.44	(6)	0.44	(6)	2.88	(6)	56

The accompanying notes are an integral part of these financial statements.

180

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover

The Hartford Total Return Bond Fund – (continued)

For the Year Ended October 31, 2016
A	$10.28	$0.28	$0.22	$0.50	$(0.25)	$(0.02)	$(0.03)	$(0.30)	$10.48	4.77%		$782,964	0.87%		0.87	%(23)	2.68%		41%
B	10.20	0.20	0.21	0.41	(0.18)	(0.02)	(0.02)	(0.22)	10.39	4.09		4,406	1.89		1.63	(23)	1.92		41
C	10.30	0.20	0.22	0.42	(0.18)	(0.02)	(0.02)	(0.22)	10.50	4.10		73,841	1.60		1.60	(23)	1.95		41
I	10.30	0.30	0.22	0.52	(0.28)	(0.02)	(0.03)	(0.33)	10.49	5.08		115,889	0.61		0.61	(23)	2.86		41
R3	10.48	0.25	0.22	0.47	(0.23)	(0.02)	(0.02)	(0.27)	10.68	4.51		5,943	1.18		1.18	(23)	2.37		41
R4	10.46	0.28	0.22	0.50	(0.25)	(0.02)	(0.03)	(0.30)	10.66	4.85		15,348	0.86		0.86	(23)	2.69		41
R5	10.46	0.32	0.20	0.52	(0.28)	(0.02)	(0.03)	(0.33)	10.65	5.16		1,473	0.56		0.56	(23)	3.00		41
R6	10.45	0.32	0.21	0.53	(0.29)	(0.02)	(0.03)	(0.34)	10.64	5.15		11	0.45		0.45	(23)	3.07		41
Y	10.45	0.33	0.21	0.54	(0.29)	(0.02)	(0.03)	(0.34)	10.65	5.27		1,031,478	0.45		0.45	(23)	3.10		41

For the Year Ended October 31, 2015
A	$10.71	$0.23	$(0.21)	$0.02	$(0.22)	$(0.23)	$—	$(0.45)	$10.28	0.35%		$672,638	0.87%		0.87%		2.20%		57%
B	10.63	0.15	(0.20)	(0.05)	(0.15)	(0.23)	—	(0.38)	10.20	(0.50)		10,528	1.86		1.62		1.43		57
C	10.72	0.16	(0.20)	(0.04)	(0.15)	(0.23)	—	(0.38)	10.30	(0.38)		67,147	1.59		1.59		1.50		57
I	10.72	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.30	0.67		23,201	0.56		0.56		2.60		57
R3	10.90	0.21	(0.21)	—	(0.19)	(0.23)	—	(0.42)	10.48	0.07		6,198	1.16		1.16		1.93		57
R4	10.88	0.24	(0.20)	0.04	(0.23)	(0.23)	—	(0.46)	10.46	0.39		15,610	0.84		0.84		2.25		57
R5	10.88	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.46	0.68		1,423	0.55		0.55		2.57		57
R6(22)	10.87	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.45	0.65	(5)	10	0.50	(6)	0.50	(6)	2.61	(6)	57
Y	10.87	0.28	(0.20)	0.08	(0.27)	(0.23)	—	(0.50)	10.45	0.79		1,103,177	0.44		0.44		2.67		57

For the Year Ended October 31, 2014
A	$10.48	$0.24	$0.22	$0.46	$(0.23)	$—	$—	$(0.23)	$10.71	4.46%		$602,306	1.00%		0.91%		2.26%		84%
B	10.40	0.16	0.22	0.38	(0.15)	—	—	(0.15)	10.63	3.72		19,329	1.93		1.65		1.52		84
C	10.49	0.16	0.22	0.38	(0.15)	—	—	(0.15)	10.72	3.68		70,539	1.72		1.65		1.51		84
I	10.49	0.27	0.22	0.49	(0.26)	—	—	(0.26)	10.72	4.75		11,737	0.67		0.62		2.51		84
R3	10.66	0.21	0.23	0.44	(0.20)	—	—	(0.20)	10.90	4.16		6,868	1.28		1.21		1.96		84
R4	10.64	0.24	0.23	0.47	(0.23)	—	—	(0.23)	10.88	4.48		16,342	0.96		0.90		2.26		84
R5	10.64	0.27	0.24	0.51	(0.27)	—	—	(0.27)	10.88	4.79		978	0.67		0.60		2.55		84
Y	10.63	0.29	0.22	0.51	(0.27)	—	—	(0.27)	10.87	4.89		1,003,275	0.56		0.51		2.66		84

The Hartford World Bond Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$10.65	$0.06	$0.28	$0.34	$(0.43)	$(0.01)	$—	$(0.44)	$10.55	3.23	%(5)	$360,004	1.01	%(6)	1.01	%(6)	1.12	%(6)	48%
C	10.45	0.02	0.27	0.29	(0.39)	(0.01)	—	(0.40)	10.34	2.83	(5)	84,599	1.75	(6)	1.75	(6)	0.39	(6)	48
I	10.72	0.07	0.28	0.35	(0.44)	(0.01)	—	(0.45)	10.62	3.35	(5)	2,207,590	0.73	(6)	0.73	(6)	1.41	(6)	48
R3	10.58	0.04	0.28	0.32	(0.41)	(0.01)	—	(0.42)	10.48	3.10	(5)	1,679	1.32	(6)	1.32	(6)	0.82	(6)	48
R4	10.65	0.06	0.27	0.33	(0.42)	(0.01)	—	(0.43)	10.55	3.21	(5)	707	1.06	(6)	1.06	(6)	1.08	(6)	48
R5	10.72	0.07	0.29	0.36	(0.44)	(0.01)	—	(0.45)	10.63	3.44	(5)	6,897	0.73	(6)	0.73	(6)	1.40	(6)	48
R6	10.76	0.08	0.28	0.36	(0.45)	(0.01)	—	(0.46)	10.66	3.38	(5)	14,075	0.64	(6)	0.64	(6)	1.49	(6)	48
Y	10.75	0.08	0.27	0.35	(0.44)	(0.01)	—	(0.45)	10.65	3.38	(5)	661,586	0.70	(6)	0.70	(6)	1.44	(6)	48
F	10.74	0.08	0.28	0.36	(0.45)	(0.01)	—	(0.46)	10.64	3.39	(5)	1,813,316	0.64	(6)	0.64	(6)	1.50	(6)	48

For the Year Ended October 31, 2018
A	$10.45	$0.11	$0.12	$0.23	$(0.03)	$—	$—	$(0.03)	$10.65	2.18%		$339,123	1.04%		1.04%		1.04%		115%
C	10.31	0.03	0.12	0.15	(0.01)	—	—	(0.01)	10.45	1.44		78,993	1.77		1.77		0.30		115
I	10.50	0.14	0.12	0.26	(0.04)	—	—	(0.04)	10.72	2.45		1,943,254	0.76		0.76		1.32		115
R3	10.41	0.07	0.12	0.19	(0.02)	—	—	(0.02)	10.58	1.82		1,161	1.38		1.36		0.67		115
R4	10.46	0.11	0.11	0.22	(0.03)	—	—	(0.03)	10.65	2.09		847	1.08		1.07		1.02		115
R5	10.51	0.14	0.11	0.25	(0.04)	—	—	(0.04)	10.72	2.35		3,840	0.78		0.77		1.34		115
R6	10.53	0.16	0.11	0.27	(0.04)	—	—	(0.04)	10.76	2.58		10,009	0.67		0.67		1.50		115
Y	10.53	0.15	0.11	0.26	(0.04)	—	—	(0.04)	10.75	2.44		670,390	0.71		0.71		1.40		115
F	10.51	0.15	0.12	0.27	(0.04)	—	—	(0.04)	10.74	2.58		1,571,981	0.66		0.66		1.43		115

The accompanying notes are an integral part of these financial statements.

181

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford World Bond Fund – (continued)

For the Year Ended October 31, 2017
A	$10.36	$0.11	$(0.02	)(24)	$0.09	$—	$—	$—	$—	$10.45	0.87%	$331,084	1.08%	1.05%		1.02%	100%
C	10.29	0.03	(0.01	)(24)	0.02	—	—	—	—	10.31	0.19	101,882	1.78	1.78		0.30	100
I	10.39	0.13	(0.02	)(24)	0.11	—	—	—	—	10.50	1.16	1,880,345	0.85	0.80		1.26	100
R3	10.35	0.07	(0.01	)(24)	0.06	—	—	—	—	10.41	0.58	2,139	1.40	1.35		0.70	100
R4	10.37	0.11	(0.02	)(24)	0.09	—	—	—	—	10.46	0.87	664	1.10	1.05		1.03	100
R5	10.38	0.13	—		0.13	—	—	—	—	10.51	1.25	2,087	0.79	0.75		1.27	100
R6	10.40	0.14	(0.01	)(24)	0.13	—	—	—	—	10.53	1.25	1,176	0.71	0.69		1.36	100
Y	10.40	0.14	(0.01	)(24)	0.13	—	—	—	—	10.53	1.25	490,321	0.70	0.70		1.37	100
F(7)	10.32	0.08	0.11	(24)	0.19	—	—	—	—	10.51	1.84 (5)	1,235,664	0.68 (6)	0.68	(6)	1.14 (6)	100

For the Year Ended October 31, 2016
A	$10.47	$0.11	$0.07		$0.18	$—	$(0.26)	$(0.03)	$(0.29)	$10.36	1.78%	$481,126	1.13%	1.07	%(25)	1.12%	122%
C	10.46	0.04	0.06		0.10	—	(0.26)	(0.01)	(0.27)	10.29	0.95	155,828	1.79	1.79	(25)	0.40	122
I	10.49	0.14	0.06		0.20	—	(0.26)	(0.04)	(0.30)	10.39	1.91	2,407,302	0.81	0.81	(25)	1.39	122
R3	10.48	0.09	0.06		0.15	—	(0.26)	(0.02)	(0.28)	10.35	1.48	1,882	1.41	1.37	(25)	0.85	122
R4	10.48	0.11	0.07		0.18	—	(0.26)	(0.03)	(0.29)	10.37	1.79	1,228	1.10	1.07	(25)	1.11	122
R5	10.48	0.15	0.06		0.21	—	(0.26)	(0.05)	(0.31)	10.38	2.02	1,137	0.83	0.77	(25)	1.46	122
R6	10.49	0.16	0.06		0.22	—	(0.26)	(0.05)	(0.31)	10.40	2.14	790	0.74	0.72	(25)	1.52	122
Y	10.49	0.15	0.07		0.22	—	(0.26)	(0.05)	(0.31)	10.40	2.15	568,934	0.69	0.69	(25)	1.50	122

For the Year Ended October 31, 2015
A	$10.76	$0.09	$—		$0.09	$(0.38)	$—	$—	$(0.38)	$10.47	0.82%	$624,111	1.08%	1.05%		0.84%	99%
C	10.74	0.01	0.01	(24)	0.02	(0.30)	—	—	(0.30)	10.46	0.17	175,560	1.77	1.77		0.13	99
I	10.77	0.12	—		0.12	(0.40)	—	—	(0.40)	10.49	1.16	2,283,590	0.77	0.77		1.13	99
R3	10.77	0.06	(0.01)		0.05	(0.34)	—	—	(0.34)	10.48	0.48	810	1.39	1.35		0.55	99
R4	10.78	0.10	(0.02)		0.08	(0.38)	—	—	(0.38)	10.48	0.71	4,850	1.08	1.05		0.98	99
R5	10.76	0.12	—		0.12	(0.40)	—	—	(0.40)	10.48	1.19	297	0.83	0.75		1.17	99
R6(22)	10.78	0.14	(0.02)		0.12	(0.41)	—	—	(0.41)	10.49	1.18 (5)	188	0.74 (6)	0.70	(6)	1.32 (6)	99
Y	10.77	0.13	—		0.13	(0.41)	—	—	(0.41)	10.49	1.27	634,789	0.67	0.67		1.24	99

For the Year Ended October 31, 2014
A	$10.63	$0.12	$0.17		$0.29	$(0.13)	$(0.03)	$—	$(0.16)	$10.76	2.74%	$422,689	1.02%	0.99%		1.15%	140%
C	10.61	0.04	0.17		0.21	(0.05)	(0.03)	—	(0.08)	10.74	2.00	179,147	1.76	1.73		0.41	140
I	10.64	0.15	0.17		0.32	(0.16)	(0.03)	—	(0.19)	10.77	3.03	1,966,455	0.76	0.74		1.40	140
R3	10.64	0.09	0.17		0.26	(0.10)	(0.03)	—	(0.13)	10.77	2.42	759	1.39	1.32		0.82	140
R4	10.64	0.12	0.18		0.30	(0.13)	(0.03)	—	(0.16)	10.78	2.80	725	1.07	1.02		1.12	140
R5	10.63	0.15	0.17		0.32	(0.16)	(0.03)	—	(0.19)	10.76	3.03	226	0.79	0.70		1.42	140
Y	10.64	0.16	0.17		0.33	(0.17)	(0.03)	—	(0.20)	10.77	3.11	517,167	0.67	0.64		1.50	140

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Ratios do not include expenses of the Underlying Funds and/or other investment companies, if applicable.
(5)	Not annualized.
(6)	Annualized.
(7)	Commenced operations on February 28, 2017.
(8)

Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 1.00%, 1.55%, 1.25%, 0.95% and 0.90% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(9)

Excluding the expenses not subject to cap, the ratios would have been 1.00%, 1.75%, 1.73%, 0.73%, 1.25%, 1.00%, 0.70% and 0.65% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(10)

Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.80%, 0.80%, 1.35%, 1.05%, 0.75% and 0.75% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

The accompanying notes are an integral part of these financial statements.

182

Hartford Fixed Income Funds

Financial Highlights – (continued)

(11)

Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.80%, 1.80%, 0.80%, 1.35%, 1.05%, 0.75% and 0.70% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(12)	Included in this amount are tax distributions from capital of less than ($0.01).
(13)

Excluding the expenses not subject to cap, the ratios would have been 0.85%, 1.60%, 1.60%, 0.60%, 1.20%, 0.90%, 0.60% and 0.55% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(14)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44% and 0.44% for Class A, Class C and Class I, respectively.
(15)	Commenced operations on May 29, 2015.
(16)	Commenced operations on May 31, 2018.
(17)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44%, 1.44% and 0.44% for Class A, Class B, Class C and Class I, respectively.
(18)

Excluding the expenses not subject to cap, the ratios would have been 0.95%, 1.70%, 0.70%, 1.25%, 0.95%, 0.65% and 0.60% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(19)	Commenced operations on February 28, 2019.
(20)

Excluding the expenses not subject to cap, the ratios would have been 0.85%, 0.85%, 1.60%, 0.56%, 1.15%, 0.85%, 0.55% and 0.50% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(21)

Excluding the expenses not subject to cap, the ratios would have been 0.95%, 1.10%, 1.70%, 0.70%, 1.25%, 0.95%, 0.65%, 0.60% and 0.60% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(22)	Commenced operations on November 7, 2014.
(23)

Excluding the expenses not subject to cap, the ratios would have been 0.86%, 1.62%, 1.59%, 0.60%, 1.17%, 0.85%, 0.55%, 0.44% and 0.44% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(24)

Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(25)

Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.77%, 0.79%, 1.35%, 1.05%, 0.75%, 0.70% and 0.67% for Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

The accompanying notes are an integral part of these financial statements.

183

Hartford Fixed Income Funds

Notes to Financial Statements

April 30, 2019 (Unaudited)

1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end registered management investment company comprised of forty series, as of April 30, 2019. Financial statements for the series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Emerging Markets Local Debt Fund (the “Emerging Markets Local Debt Fund”)

The Hartford Floating Rate Fund (the “Floating Rate Fund”)

The Hartford Floating Rate High Income Fund (the “Floating Rate High Income Fund”)

The Hartford High Yield Fund (the “High Yield Fund”)

The Hartford Inflation Plus Fund (the “Inflation Plus Fund”)

Hartford Municipal Income Fund (the “Municipal Income Fund”)

The Hartford Municipal Opportunities Fund (the “Municipal Opportunities Fund”)

Hartford Municipal Short Duration Fund (the “Municipal Short Duration Fund”)

The Hartford Quality Bond Fund (the “Quality Bond Fund”)

The Hartford Short Duration Fund (the “Short Duration Fund”)

The Hartford Strategic Income Fund (the “Strategic Income Fund”)

The Hartford Total Return Bond Fund (the “Total Return Bond Fund”)

The Hartford World Bond Fund (the “World Bond Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund, except Emerging Markets Local Debt Fund and World Bond Fund, is a diversified open-end management investment company. Emerging Markets Local Debt Fund and World Bond Fund are non-diversified open-end management investment companies. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Each Fund has registered for sale Class A, Class C, Class I and Class F shares. In addition, each Fund, except Municipal Income Fund, Municipal Opportunities Fund and Municipal Short Duration Fund, offer Class R3, Class R4 and Class R5 shares. Each Fund, except Municipal Income Fund and Municipal Short Duration Fund, has registered for sale Class Y shares. Strategic Income Fund, Short Duration Fund, Total Return Bond Fund and World Bond Fund have registered for sale Class R6 shares. Class A shares of each Fund, except Floating Rate Fund, Floating Rate High Income Fund and Short Duration Fund, are sold with a front-end sales charge of up to 4.50%. Class A shares of Floating Rate Fund and Floating Rate High Income Fund are sold with a front-end sales charge of up to 3.00%. Class A shares of Short Duration Fund are sold with a front-end sales charge of up to 2.00%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Effective October 1, 2018, Class C shares automatically convert to Class A shares of the same Fund after ten years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least ten years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge. Effective as of the close of business on March 29, 2019, Classes C and I of the Total Return Bond Fund were closed to new investors, subject to certain exceptions. For more information, please see the Fund’s prospectus.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade prices. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

184

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.

Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

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•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable.

Please refer to note 9 for Securities Lending information.

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized gain on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has

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equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. Normally, for each Fund, except Emerging Markets Local Debt Fund, Strategic Income Fund, and World Bond Fund, dividends from net investment income are declared daily and paid monthly. The policy of Emerging Markets Local Debt Fund and Strategic Income Fund is to declare and pay dividends from net investment income, if any, monthly. The policy of World Bond Fund is to declare and pay dividends from net investment income, if any, quarterly. Dividends from realized gains, if any, are paid at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing.

3.	Securities and Other Investments:

a)

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

b)

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of April 30, 2019.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund’s portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for TBA commitments as of April 30, 2019.

c)

Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of April 30, 2019.

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d)

Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of April 30, 2019.

e)

Inflation-Indexed Bonds – A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation-indexed bonds as of April 30, 2019.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)

Bond Forwards – A Fund may enter into bond forwards. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward.

During the six-month period ended April 30, 2019, Inflation Plus Fund had used Bond Forwards.

b)

Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the six-month period ended April 30, 2019, Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Quality Bond Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Foreign Currency Contracts.

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c)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the six-month period ended April 30, 2019, Emerging Markets Local Debt Fund, Inflation Plus Fund, Quality Bond Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Futures Contracts.

d)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either over-the-counter (“OTC”) options or executed in a registered exchange (“exchange-traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swaps, investments or currency transactions to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

During the six-month period ended April 30, 2019, Emerging Markets Local Debt Fund, Inflation Plus Fund, Quality Bond Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Options Contracts.

e)

Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swaps. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

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Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

During the six-month period ended April 30, 2019, Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Credit Default Swap Contracts.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions, which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

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During the six-month period ended April 30, 2019, Emerging Markets Local Debt Fund, Inflation Plus Fund, Quality Bond Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Interest Rate Swap Contracts.

Total Return Swap Contracts – Certain Funds may invest in total return swap contracts in pursuit of the Fund’s investment objective or for hedging purposes. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying reference assets. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying reference assets and based on a fixed or variable interest rate. One party receives payments based on the price appreciation or depreciation of the underlying reference asset, in exchange for paying to or receiving from the counterparty seller an agreed-upon interest rate. A variable interest rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which is defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. If the Fund is a payer in a total return swap, it may be subject to unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

During the six-month period ended April 30, 2019, Floating Rate Fund and Floating Rate High Income Fund had used Total Return Swap Contracts.

Cross Currency Swaps – Certain Funds may enter into cross currency swap agreements to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a cross currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

During the six-month period ended April 30, 2019, Emerging Markets Local Debt Fund had used Cross Currency Swaps.

g)	Additional Derivative Instrument Information:

Emerging Markets Local Debt Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$119,591	$1,326,632	$—	$—	$—	$—	$1,446,223
Unrealized appreciation on futures contracts(1)	115,725	—	—	—	—	—	115,725
Unrealized appreciation on foreign currency contracts	—	2,507,630	—	—	—	—	2,507,630
Unrealized appreciation on swap contracts(2)	226,116	355,362	8,721	—	—	—	590,199

Total	$461,432	$4,189,624	$8,721	$—	$—	$—	$4,659,777

Liabilities:
Unrealized depreciation on futures contracts(1)	$127,229	$—	$—	$—	$—	$—	$127,229
Unrealized depreciation on foreign currency contracts	—	2,929,471	—	—	—	—	2,929,471
Written options, market value	—	752,063	—	—	—	—	752,063
Unrealized depreciation on swap contracts(2)	207,564	606,226	14,270	—	—	—	828,060

Total	$334,793	$4,287,760	$14,270	$—	$—	$—	$4,636,823

191

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Emerging Markets Local Debt Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2019

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$—	$(542,045)	$—	$—	$—	$—	$(542,045)
Net realized gain (loss) on futures contracts	(164,644)	—	—	—	—	—	(164,644)
Net realized gain (loss) on written options contracts	—	305,605	—	—	—	—	305,605
Net realized gain (loss) on swap contracts	(95,147)	633,438	(1,957)	—	—	—	536,334
Net realized gain (loss) on foreign currency contracts	—	2,566,538	—	—	—	—	2,566,538

Total	$(259,791)	$2,963,536	$(1,957)	$—	$—	$—	$2,701,788

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$36,800	$(209,013)	$—	$—	$—	$—	$(172,213)
Net change in unrealized appreciation (depreciation) of futures contracts	(89,946)	—	—	—	—	—	(89,946)
Net change in unrealized appreciation (depreciation) of written options contracts	—	(44,426)	—	—	—	—	(44,426)
Net change in unrealized appreciation (depreciation) of swap contracts	99,829	(680,282)	(5,549)	—	—	—	(586,002)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(1,449,378)	—	—	—	—	(1,449,378)

Total	$46,683	$(2,383,099)	$(5,549)	$—	$—	$—	$(2,341,965)

For the period ended April 30, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	6,270,305,750
Futures Contracts Long at Number of Contracts	155
Futures Contracts Short at Number of Contracts	(126)
Written Options Contracts at Number of Contracts	(53,615,583)
Swap Contracts at Notional Amount	$12,383,600,483
Foreign Currency Contracts Purchased at Contract Amount	$166,618,786
Foreign Currency Contracts Sold at Contract Amount	$114,372,462

Floating Rate Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$73,312	$—	$—	$—	$—	$73,312
Unrealized appreciation on swap contracts(2)	1,360,475	—	—	—	—	—	1,360,475

Total	$1,360,475	$73,312	$—	$—	$—	$—	$1,433,787

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$106,547	$—	$—	$—	$—	$106,547

Total	$—	$106,547	$—	$—	$—	$—	$106,547

192

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Floating Rate Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2019

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$88,511	$—	$403,613	$—	$—	$—	$492,124
Net realized gain (loss) on foreign currency contracts	—	4,369,177	—	—	—	—	4,369,177

Total	$88,511	$4,369,177	$403,613	$—	$—	$—	$4,861,301

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$1,138,043	$—	$(113,160)	$—	$—	$—	$1,024,883
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(479,256)	—	—	—	—	(479,256)

Total	$1,138,043	$(479,256)	$(113,160)	$—	$—	$—	$545,627

For the period ended April 30, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts at Notional Amount	$89,180,617
Foreign Currency Contracts Purchased at Contract Amount	$12,903,262
Foreign Currency Contracts Sold at Contract Amount	$230,320,610

Floating Rate High Income Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$9,750	$—	$—	$—	$—	$9,750
Unrealized appreciation on swap contracts(2)	376,902	—	—	—	—	—	376,902

Total	$376,902	$9,750	$—	$—	$—	$—	$386,652

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$6,348	$—	$—	$—	$—	$6,348

Total	$—	$6,348	$—	$—	$—	$—	$6,348

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2019

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$(27,279)	$—	$37,062	$—	$—	$—	$9,783
Net realized gain (loss) on foreign currency contracts	—	1,197,445	—	—	—	—	1,197,445

Total	$(27,279)	$1,197,445	$37,062	$—	$—	$—	$1,207,228

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$346,202	$—	$4,878	$—	$—	$—	$351,080
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(101,733)	—	—	—	—	(101,733)

Total	$346,202	$(101,733)	$4,878	$—	$—	$—	$249,347

193

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Floating Rate High Income Fund – (continued)

For the period ended April 30, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts at Notional Amount	$15,609,467
Foreign Currency Contracts Purchased at Contract Amount	$3,044,305
Foreign Currency Contracts Sold at Contract Amount	$58,046,951

High Yield Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$1,184	$—	$—	$—	$—	$1,184

Total	$—	$1,184	$—	$—	$—	$—	$1,184

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2019

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$132,639	$—	$—	$—	$—	$132,639

Total	$—	$132,639	$—	$—	$—	$—	$132,639

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(7,863)	$—	$—	$—	$—	$(7,863)

Total	$—	$(7,863)	$—	$—	$—	$—	$(7,863)

For the period ended April 30, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased at Contract Amount	$1,187,923
Foreign Currency Contracts Sold at Contract Amount	$5,649,128

194

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Inflation Plus Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$95,374	$—	$—	$—	$—	$—	$95,374
Unrealized appreciation on futures contracts(1)	191,375	—	—	—	—	—	191,375
Unrealized appreciation on bond forward contracts	21,828	—	—	—	—	—	21,828
Unrealized appreciation on foreign currency contracts	—	326,675	—	—	—	—	326,675
Unrealized appreciation on swap contracts(2)	1,879,405	—	174,953	—	—	—	2,054,358

Total	$2,187,982	$326,675	$174,953	$—	$—	$—	$2,689,610

Liabilities:
Unrealized depreciation on futures contracts(1)	$90,224	$—	$—	$—	$—	$—	$90,224
Unrealized depreciation on bond forward contracts	10,695	—	—	—	—	—	10,695
Unrealized depreciation on foreign currency contracts	—	77,587	—	—	—	—	77,587
Unrealized depreciation on swap contracts(2)	568,699	—	—	—	—	—	568,699

Total	$669,618	$77,587	$—	$—	$—	$—	$747,205

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2019

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$177,073	$—	$—	$—	$—	$—	$177,073
Net realized gain (loss) on written options contracts	(331,484)	—	—	—	—	—	(331,484)
Net realized gain (loss) on swap contracts	(822,641)	—	48,446	—	—	—	(774,195)
Net realized gain (loss) on bond forward contracts	1,463,194	—	—	—	—	—	1,463,194
Net realized gain (loss) on foreign currency contracts	—	(1,306,496)	—	—	—	—	(1,306,496)

Total	$486,142	$(1,306,496)	$48,446	$—	$—	$—	$(771,908)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(417,550)	$—	$—	$—	$—	$—	$(417,550)
Net change in unrealized appreciation (depreciation) of futures contracts	407,611	—	—	—	—	—	407,611
Net change in unrealized appreciation (depreciation) of swap contracts	(2,295,613)	—	1,725	—	—	—	(2,293,888)
Net change in unrealized appreciation (depreciation) of bond forward contracts	230,610	—	—	—	—	—	230,610
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	1,096,993	—	—	—	—	1,096,993

Total	$(2,074,942)	$1,096,993	$1,725	$—	$—	$—	$(976,224)

For the period ended April 30, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	33,373,667
Futures Contracts Long at Number of Contracts	385
Futures Contracts Short at Number of Contracts	(357)
Swap Contracts at Notional Amount	$112,275,169
Foreign Currency Contracts Purchased at Contract Amount	$29,037,849
Foreign Currency Contracts Sold at Contract Amount	$16,300,857

195

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Quality Bond Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$1,164,159	$—	$—	$—	$—	$—	$1,164,159
Unrealized appreciation on futures contracts(1)	454,768	—	—	—	—	—	454,768
Unrealized appreciation on foreign currency contracts	—	11,615	—	—	—	—	11,615
Unrealized appreciation on swap contracts(2)	22,883	—	—	—	—	—	22,883

Total	$1,641,810	$11,615	$—	$—	$—	$—	$1,653,425

Liabilities:
Unrealized depreciation on futures contracts(1)	$104,435	$—	$—	$—	$—	$—	$104,435
Unrealized depreciation on swap contracts(2)	976,675	—	—	—	—	—	976,675

Total	$1,081,110	$—	$—	$—	$—	$—	$1,081,110

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2019

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$65,711	$—	$—	$—	$—	$—	$65,711
Net realized gain (loss) on futures contracts	474,866	—	—	—	—	—	474,866
Net realized gain (loss) on written options contracts	(76,574)	—	—	—	—	—	(76,574)
Net realized gain (loss) on swap contracts	(11,942)	—	—	—	—	—	(11,942)
Net realized gain (loss) on foreign currency contracts	—	64,872	—	—	—	—	64,872

Total	$452,061	$64,872	$—	$—	$—	$—	$516,933

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(230,309)	$—	$—	$—	$—	$—	$(230,309)
Net change in unrealized appreciation (depreciation) of futures contracts	1,051,825	—	—	—	—	—	1,051,825
Net change in unrealized appreciation (depreciation) of swap contracts	(1,594,603)	—	—	—	—	—	(1,594,603)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	15,483	—	—	—	—	15,483

Total	$(773,087)	$15,483	$—	$—	$—	$—	$(757,604)

For the period ended April 30, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	7,666,667
Futures Contracts Long at Number of Contracts	312
Futures Contracts Short at Number of Contracts	(80)
Swap Contracts at Notional Amount	$29,109,833
Foreign Currency Contracts Sold at Contract Amount	$5,807,053

196

Hartford Fixed Income Funds
Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Short Duration Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$362,283	$—	$—	$—	$—	$—	$362,283
Unrealized appreciation on foreign currency contracts	—	2,462	—	—	—	—	2,462

Total	$362,283	$2,462	$—	$—	$—	$—	$364,745

Liabilities:
Unrealized depreciation on futures contracts(1)	$993,443	$—	$—	$—	$—	$—	$993,443
Unrealized depreciation on foreign currency contracts	—	2,900	—	—	—	—	2,900

Total	$993,443	$2,900	$—	$—	$—	$—	$996,343

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2019

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(1,227,771)	$—	$—	$—	$—	$—	$(1,227,771)
Net realized gain (loss) on foreign currency contracts	—	300,978	—	—	—	—	300,978

Total	$(1,227,771)	$300,978	$—	$—	$—	$—	$(926,793)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(1,186,881)	$—	$—	$—	$—	$—	$(1,186,881)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(11,229)	—	—	—	—	(11,229)

Total	$(1,186,881)	$(11,229)	$—	$—	$—	$—	$(1,198,110)

For the period ended April 30, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	505
Futures Contracts Short at Number of Contracts	(1,011)
Foreign Currency Contracts Sold at Contract Amount	$10,927,765

Strategic Income Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$87,812	$—	$—	$—	$—	$—	$87,812
Unrealized appreciation on futures contracts(1)	1,290,249	—	—	—	—	—	1,290,249
Unrealized appreciation on foreign currency contracts	—	986,734	—	—	—	—	986,734
Unrealized appreciation on swap contracts(2)	19,776	—	1,529,936	—	—	—	1,549,712

Total	$1,397,837	$986,734	$1,529,936	$—	$—	$—	$3,914,507

Liabilities:
Unrealized depreciation on futures contracts(1)	$244,508	$220,098	$—	$—	$—	$—	$464,606
Unrealized depreciation on foreign currency contracts	—	77,487	—	—	—	—	77,487
Unrealized depreciation on swap contracts(2)	48,743	—	960,804	—	—	—	1,009,547

Total	$293,251	$297,585	$960,804	$—	$—	$—	$1,551,640

197

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Strategic Income Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2019

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$1,271,639	$(205,637)	$—	$—	$—	$—	$1,066,002
Net realized gain (loss) on written options contracts	1,833,538	—	—	—	—	—	1,833,538
Net realized gain (loss) on swap contracts	(41,613)	—	(817,383)	—	—	—	(858,996)
Net realized gain (loss) on foreign currency contracts	—	366,480	—	—	—	—	366,480

Total	$3,063,564	$160,843	$(817,383)	$—	$—	$—	$2,407,024

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(370,414)	$—	$—	$—	$—	$—	$(370,414)
Net change in unrealized appreciation (depreciation) of futures contracts	2,629,353	(35,881)	—	—	—	—	2,593,472
Net change in unrealized appreciation (depreciation) of written options contracts	2,096	—	—	—	—	—	2,096
Net change in unrealized appreciation (depreciation) of swap contracts	(1,068,878)	—	918,079	—	—	—	(150,799)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	432,671	—	—	—	—	432,671

Total	$1,192,157	$396,790	$918,079	$—	$—	$—	$2,507,026

For the period ended April 30, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	29,528,000
Futures Contracts Long at Number of Contracts	1,970
Futures Contracts Short at Number of Contracts	(394)
Written Options Contracts at Number of Contracts	(59,973,333)
Swap Contracts at Notional Amount	$128,942,851
Foreign Currency Contracts Purchased at Contract Amount	$37,470,884
Foreign Currency Contracts Sold at Contract Amount	$99,599,629

Total Return Bond Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$4,884,701	$—	$—	$—	$—	$—	$4,884,701
Unrealized appreciation on futures contracts(1)	3,514,679	—	—	—	—	—	3,514,679
Unrealized appreciation on foreign currency contracts	—	405,836	—	—	—	—	405,836
Unrealized appreciation on swap contracts(2)	1,064,129	—	1,847,535	—	—	—	2,911,664

Total	$9,463,509	$405,836	$1,847,535	$—	$—	$—	$11,716,880

Liabilities:
Unrealized depreciation on futures contracts(1)	$1,142,223	$—	$—	$—	$—	$—	$1,142,223
Unrealized depreciation on foreign currency contracts	—	19,598	—	—	—	—	19,598
Unrealized depreciation on swap contracts(2)	803,801	—	1,964,406	—	—	—	2,768,207

Total	$1,946,024	$19,598	$1,964,406	$—	$—	$—	$3,930,028

198

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Total Return Bond Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2019

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$493,856	$—	$—	$—	$—	$—	$493,856
Net realized gain (loss) on futures contracts	2,465,221	—	—	—	—	—	2,465,221
Net realized gain (loss) on written options contracts	(980,663)	—	—	—	—	—	(980,663)
Net realized gain (loss) on swap contracts	(5,689,878)	—	170,618	—	—	—	(5,519,260)
Net realized gain (loss) on foreign currency contracts	—	970,920	—	—	—	—	970,920

Total	$(3,711,464)	$970,920	$170,618	$—	$—	$—	$(2,569,926)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(1,685,499)	$—	$—	$—	$—	$—	$(1,685,499)
Net change in unrealized appreciation (depreciation) of futures contracts	5,434,115	—	—	—	—	—	5,434,115
Net change in unrealized appreciation (depreciation) of written options contracts	6	—	—	2,708	—	—	2,714
Net change in unrealized appreciation (depreciation) of swap contracts	(6,704,082)	—	1,231,395	—	—	—	(5,472,687)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(44,238)	—	—	—	—	(44,238)

Total	$(2,955,460)	$(44,238)	$1,231,395	$2,708	$—	$—	$(1,765,595)

For the period ended April 30, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	150,732,167
Futures Contracts Long at Number of Contracts	3,599
Futures Contracts Short at Number of Contracts	(1,359)
Written Options Contracts at Number of Contracts	(274,032,012)
Swap Contracts at Notional Amount	$299,875,892
Foreign Currency Contracts Purchased at Contract Amount	$6,656,846
Foreign Currency Contracts Sold at Contract Amount	$45,748,342

World Bond Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$8,448,947	$—	$—	$385,282	$—	$—	$8,834,229
Unrealized appreciation on futures contracts(1)	6,096,385	—	—	—	—	—	6,096,385
Unrealized appreciation on foreign currency contracts	—	9,601,568	—	—	—	—	9,601,568
Unrealized appreciation on swap contracts(2)	4,681,552	—	482,499	—	—	—	5,164,051

Total	$19,226,884	$9,601,568	$482,499	$385,282	$—	$—	$29,696,233

Liabilities:
Unrealized depreciation on futures contracts(1)	$6,842,375	$—	$—	$—	$—	$—	$6,842,375
Unrealized depreciation on foreign currency contracts	—	13,799,466	—	—	—	—	13,799,466
Written options, market value	1,504,148	—	—	85,855	—	—	1,590,003
Unrealized depreciation on swap contracts(2)	4,275,029	—	3,339,799	—	—	—	7,614,828

Total	$12,621,552	$13,799,466	$3,339,799	$85,855	$—	$—	$29,846,672

199

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

World Bond Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2019

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$4,389,531	$(20,194)	$—	$—	$—	$—	$4,369,337
Net realized gain (loss) on futures contracts	6,540,129	—	—	—	—	—	6,540,129
Net realized gain (loss) on written options contracts	575,191	—	—	—	—	—	575,191
Net realized gain (loss) on swap contracts	20,568,914	—	(6,832,024)	—	—	—	13,736,890
Net realized gain (loss) on foreign currency contracts	—	129,515,818	—	—	—	—	129,515,818

Total	$32,073,765	$129,495,624	$(6,832,024)	$—	$—	$—	$154,737,365

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$1,791,491	$—	$—	$(183,721)	$—	$—	$1,607,770
Net change in unrealized appreciation (depreciation) of futures contracts	(383,791)	—	—	—	—	—	(383,791)
Net change in unrealized appreciation (depreciation) of written options contracts	(1,008,930)	—	—	—	—	—	(1,008,930)
Net change in unrealized appreciation (depreciation) of swap contracts	(3,105,955)	—	(1,644,926)	—	—	—	(4,750,881)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(76,380,698)	—	—	—	—	(76,380,698)

Total	$(2,707,185)	$(76,380,698)	$(1,644,926)	$(183,721)	$—	$—	$(80,916,530)

For the period ended April 30, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	99,484,855
Futures Contracts Long at Number of Contracts	11,443
Futures Contracts Short at Number of Contracts	(4,431)
Written Options Contracts at Number of Contracts	(97,672,282)
Swap Contracts at Notional Amount	$14,550,712,028
Foreign Currency Contracts Purchased at Contract Amount	$4,269,076,137
Foreign Currency Contracts Sold at Contract Amount	$6,343,618,178

(1)

Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

(2)

Amount represents the cumulative appreciation (depreciation) on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

h)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

200

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

The following tables present a Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by a Fund as of April 30, 2019:

Emerging Markets Local Debt Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$2,507,630	$(2,929,471)
Futures contracts	115,725	(127,229)
Purchased options	1,446,223	—
Swap contracts	590,199	(828,060)
Written options	—	(752,063)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	4,659,777	(4,636,823)

Derivatives not subject to a MNA	(228,802)	203,384

Total gross amount of assets and liabilities subject to MNA or similar agreements	$4,430,975	$(4,433,439)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$170,501	$(69,495)	$—	$—	$101,006
Bank of Montreal	45,799	(36,190)	—	—	9,609
Barclays	269,546	(269,546)	—	—	—
BNP Paribas Securities Services	169,729	(169,729)	—	—	—
Citibank NA	366,160	(255,679)	—	—	110,481
Deutsche Bank Securities, Inc.	345,184	(101,810)	—	(243,374)	—
Goldman Sachs & Co.	918,091	(618,996)	—	(260,000)	39,095
HSBC Bank USA	137,608	(78,713)	—	—	58,895
JP Morgan Chase & Co.	1,104,958	(748,269)	—	—	356,689
Morgan Stanley	816,242	(816,242)	—	—	—
Standard Chartered Bank	24,905	(24,905)	—	—	—
UBS AG	62,252	(22,712)	—	—	39,540

Total	$4,430,975	$(3,212,286)	$—	$(503,374)	$715,315

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(69,495)	$69,495	$—	$—	$—
Bank of Montreal	(36,190)	36,190	—	—	—
Barclays	(550,960)	269,546	281,414	—	—
BNP Paribas Securities Services	(712,940)	169,729	—	—	(543,211)
Citibank NA	(255,679)	255,679	—	—	—
Deutsche Bank Securities, Inc.	(101,810)	101,810	—	—	—
Goldman Sachs & Co.	(618,996)	618,996	—	—	—
HSBC Bank USA	(78,713)	78,713	—	—	—
JP Morgan Chase & Co.	(748,269)	748,269	—	—	—
Morgan Stanley	(1,076,853)	816,242	—	190,000	(70,611)
RBC Dominion Securities, Inc.	(53,089)	—	—	—	(53,089)
RBS Greenwich Capital	(8,607)	—	—	—	(8,607)
Societe Generale Group	(689)	—	—	—	(689)
Standard Chartered Bank	(69,986)	24,905	—	—	(45,081)
State Street Global Markets LLC	(28,451)	—	—	—	(28,451)
UBS AG	(22,712)	22,712	—	—	—

Total	$(4,433,439)	$3,212,286	$281,414	$190,000	$(749,739)

201

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Floating Rate Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$73,312	$(106,547)
Swap contracts	1,360,475	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,433,787	(106,547)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,433,787	$(106,547)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Goldman Sachs & Co.	$571,481	$—	$—	$(270,000)	$301,481
JP Morgan Chase & Co.	862,306	(106,234)	—	(510,000)	246,072

Total	$1,433,787	$(106,234)	$—	$(780,000)	$547,553

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$(313)	$—	$—	$—	$(313)
JP Morgan Chase & Co.	(106,234)	106,234	—	—	—

Total	$(106,547)	$106,234	$—	$—	$(313)

Floating Rate High Income Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$9,750	$(6,348)
Swap contracts	376,902	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	386,652	(6,348)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$386,652	$(6,348)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Goldman Sachs & Co.	$242,996	$—	$—	$—	$242,996
JP Morgan Chase & Co.	143,656	(6,320)	—	—	137,336

Total	$386,652	$(6,320)	$—	$—	$380,332

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$(28)	$—	$—	$—	$(28)
JP Morgan Chase & Co.	(6,320)	6,320	—	—	—

Total	$(6,348)	$6,320	$—	$—	$(28)

High Yield Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$1,184	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,184	—

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,184	$—

202

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

High Yield Fund – (continued)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
JP Morgan Chase & Co.	$1,184	$—	$—	$—	$1,184

Inflation Plus Fund

Derivative Financial Instruments:	Assets	Liabilities
Bond forward contracts	$21,828	$(10,695)
Foreign currency contracts	326,675	(77,587)
Futures contracts	191,375	(90,224)
Purchased options	95,374	—
Swap contracts	2,054,358	(568,699)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,689,610	(747,205)

Derivatives not subject to a MNA	(2,166,154)	140,749

Total gross amount of assets and liabilities subject to MNA or similar agreements	$523,456	$(606,456)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Australia and New Zealand Banking Group	$39,744	$—	$—	$—	$39,744
Barclays	17,849	(17,849)	—	—	—
Deutsche Bank Securities, Inc.	15,498	—	—	—	15,498
Goldman Sachs & Co.	181,283	(67,458)	—	—	113,825
JP Morgan Chase & Co.	70,196	(1,175)	—	—	69,021
Morgan Stanley	49,158	(710)	—	—	48,448
Standard Chartered Bank	149,728	—	—	—	149,728

Total	$523,456	$(87,192)	$—	$—	$436,264

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(76,909)	$—	$76,909	$—	$—
Barclays	(441,265)	17,849	314,450	108,966	—
BNP Paribas Securities Services	(8,244)	—	—	—	(8,244)
Goldman Sachs & Co.	(67,458)	67,458	—	—	—
JP Morgan Chase & Co.	(1,175)	1,175	—	—	—
Merrill Lynch International	(10,695)	—	—	—	(10,695)
Morgan Stanley	(710)	710	—	—	—

Total	$(606,456)	$87,192	$391,359	$108,966	$(18,939)

Quality Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$11,615	$—
Futures contracts	454,768	(104,435)
Purchased options	1,164,159	—
Swap contracts	22,883	(976,675)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,653,425	(1,081,110)

Derivatives not subject to a MNA	(880,387)	1,081,110

Total gross amount of assets and liabilities subject to MNA or similar agreements	$773,038	$—

203

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Quality Bond Fund – (continued)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$364,980	$—	$—	$—	$364,980
JP Morgan Chase & Co.	396,443	—	—	—	396,443
State Street Global Markets LLC	11,615	—	—	—	11,615

Total	$773,038	$—	$—	$—	$773,038

Short Duration Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$2,462	$(2,900)
Futures contracts	362,283	(993,443)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	364,745	(996,343)

Derivatives not subject to a MNA	(362,283)	993,443

Total gross amount of assets and liabilities subject to MNA or similar agreements	$2,462	$(2,900)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
JP Morgan Chase & Co.	$2,462	$—	$—	$—	$2,462

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(2,900)	$—	$—	$—	$(2,900)

Strategic Income Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$986,734	$(77,487)
Futures contracts	1,290,249	(464,606)
Purchased options	87,812	—
Swap contracts	1,549,712	(1,009,547)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	3,914,507	(1,551,640)

Derivatives not subject to a MNA	(1,623,567)	706,069

Total gross amount of assets and liabilities subject to MNA or similar agreements	$2,290,940	$(845,571)

204

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Strategic Income Fund – (continued)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Australia and New Zealand Banking Group	$40,872	$—	$—	$—	$40,872
Banc of America Securities LLC	18,887	(7,047)	—	—	11,840
Bank of Montreal	82,596	—	—	—	82,596
Barclays	115,953	(34,300)	—	—	81,653
BNP Paribas Securities Services	70,836	(12,960)	—	—	57,876
Citibank NA	279	(279)	—	—	—
Commonwealth Bank of Australia	537	—	—	—	537
Credit Suisse International	422,243	(395,747)	—	—	26,496
Deutsche Bank Securities, Inc.	409,521	(64)	—	—	409,457
Goldman Sachs & Co.	348,940	(182,760)	—	—	166,180
HSBC Bank USA	24,610	(246)	—	—	24,364
JP Morgan Chase & Co.	301,327	(30,856)	—	—	270,471
Morgan Stanley	406,694	(168,066)	—	—	238,628
National Australia Bank Limited	15,256	—	—	—	15,256
RBS Greenwich Capital	2,178	(2,178)	—	—	—
Standard Chartered Bank	28	—	—	—	28
State Street Global Markets LLC	19,189	(813)	—	—	18,376
UBS AG	10,994	(4,877)	—	—	6,117

Total	$2,290,940	$(840,193)	$—	$—	$1,450,747

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(7,047)	$7,047	$—	$—	$—
Barclays	(34,300)	34,300	—	—	—
BNP Paribas Securities Services	(12,960)	12,960	—	—	—
Citibank NA	(1,843)	279	—	—	(1,564)
Credit Suisse International	(395,747)	395,747	—	—	—
Deutsche Bank Securities, Inc.	(64)	64	—	—	—
Goldman Sachs & Co.	(182,760)	182,760	—	—	—
HSBC Bank USA	(246)	246	—	—	—
JP Morgan Chase & Co.	(30,856)	30,856	—	—	—
Morgan Stanley	(168,066)	168,066	—	—	—
RBC Dominion Securities, Inc.	(1,464)	—	—	—	(1,464)
RBS Greenwich Capital	(4,528)	2,178	—	—	(2,350)
State Street Global Markets LLC	(813)	813	—	—	—
UBS AG	(4,877)	4,877	—	—	—

Total	$(845,571)	$840,193	$—	$—	$(5,378)

Total Return Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$405,836	$(19,598)
Futures contracts	3,514,679	(1,142,223)
Purchased options	4,884,701	—
Swap contracts	2,911,664	(2,768,207)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	11,716,880	(3,930,028)

Derivatives not subject to a MNA	(5,837,783)	2,228,604

Total gross amount of assets and liabilities subject to MNA or similar agreements	$5,879,097	$(1,701,424)

205

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Total Return Bond Fund – (continued)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$1,178,513	$(695)	$—	$—	$1,177,818
Bank of Montreal	264	—	—	—	264
Barclays	1,510,817	(56,775)	—	—	1,454,042
BNP Paribas Securities Services	41,168	—	—	—	41,168
Citibank NA	19,353	—	—	—	19,353
Credit Suisse International	86,148	(86,148)	—	—	—
Deutsche Bank Securities, Inc.	51,126	(64)	—	—	51,062
Goldman Sachs & Co.	659,135	(580,713)	—	—	78,422
HSBC Bank USA	22,216	—	—	—	22,216
JP Morgan Chase & Co.	1,391,177	(44,515)	—	(60,000)	1,286,662
Morgan Stanley	858,406	(180,888)	—	—	677,518
RBC Dominion Securities, Inc.	11,394	—	—	—	11,394
RBS Greenwich Capital	1,177	—	—	—	1,177
State Street Global Markets LLC	48,199	(56)	—	—	48,143
UBS AG	4	(4)	—	—	—

Total	$5,879,097	$(949,858)	$—	$(60,000)	$4,869,239

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(695)	$695	$—	$—	$—
Barclays	(56,775)	56,775	—	—	—
Credit Suisse International	(830,070)	86,148	—	—	(743,922)
Deutsche Bank Securities, Inc.	(64)	64	—	—	—
Goldman Sachs & Co.	(580,713)	580,713	—	—	—
JP Morgan Chase & Co.	(44,515)	44,515	—	—	—
Morgan Stanley	(180,888)	180,888	—	—	—
State Street Global Markets LLC	(56)	56	—	—	—
UBS AG	(7,648)	4	—	—	(7,644)

Total	$(1,701,424)	$949,858	$—	$—	$(751,566)

World Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$9,601,568	$(13,799,466)
Futures contracts	6,096,385	(6,842,375)
Purchased options	8,834,229	—
Swap contracts	5,164,051	(7,614,828)
Written options	—	(1,590,003)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	29,696,233	(29,846,672)

Derivatives not subject to a MNA	(14,370,348)	14,005,223

Total gross amount of assets and liabilities subject to MNA or similar agreements	$15,325,885	$(15,841,449)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Australia and New Zealand Banking Group	$2,317,234	$—	$—	$—	$2,317,234
Banc of America Securities LLC	1,790,211	(1,730,782)	(59,429)	—	—
Barclays	170,052	(170,052)	—	—	—
BNP Paribas Securities Services	508,563	(366,169)	(142,394)	—	—
Citibank NA	1,721,403	(328,271)	—	(590,000)	803,132
Commonwealth Bank of Australia	11,371	(11,371)	—	—	—
Goldman Sachs & Co.	1,251,289	(984,159)	(267,130)	—	—
HSBC Bank USA	182,561	(118,336)	—	—	64,225
JP Morgan Chase & Co.	3,565,806	(1,676,033)	(265,133)	—	1,624,640
Morgan Stanley	3,803,248	(2,721,633)	(313,768)	—	767,847
State Street Global Markets LLC	4,147	—	—	—	4,147

Total	$15,325,885	$(8,106,806)	$(1,047,854)	$(590,000)	$5,581,225

206

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

World Bond Fund – (continued)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
ANZ: not found.	$(383)	$—	$—	$—	$(383)
Banc of America Securities LLC	(1,730,782)	1,730,782	—	—	—
Barclays	(4,247,821)	170,052	—	—	(4,077,769)
BNP Paribas Securities Services	(366,169)	366,169	—	—	—
Citibank NA	(328,271)	328,271	—	—	—
Commonwealth Bank of Australia	(3,511,817)	11,371	—	—	(3,500,446)
Credit Suisse First Boston Corp.	(109,613)	—	—	—	(109,613)
Deutsche Bank Securities, Inc.	(46,432)	—	—	—	(46,432)
Goldman Sachs & Co.	(984,159)	984,159	—	—	—
HSBC Bank USA	(118,336)	118,336	—	—	—
JP Morgan Chase & Co.	(1,676,033)	1,676,033	—	—	—
Morgan Stanley	(2,721,633)	2,721,633	—	—	—

Total	$(15,841,449)	$8,106,806	$—	$—	$(7,734,643)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

6.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

207

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

7.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2019. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2018 (tax year end), each Fund’s capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration 2019		Short-Term Capital Loss Carryforward with no Expiration		Long-Term Capital Loss Carryforward with no Expiration
Fund
Emerging Markets Local Debt Fund	$—		$19,657,641		$51,430,124
Floating Rate Fund	—		—		238,138,128
Floating Rate High Income Fund	—		—		28,544,512
High Yield Fund	—		2,560,125		9,736,907
Inflation Plus Fund	—		27,325,009		59,579,060
Municipal Income Fund	—		34,668		47,609
Municipal Opportunities Fund	10,546,009	*	771,976	*	3,391,654	*
Municipal Short Duration Fund	—		45,815		12,731
Quality Bond Fund	—		2,855,533		2,751,439
Short Duration Fund	—		—		1,862,704
Strategic Income Fund	—		23,365,207	*	13,289,000	*
Total Return Bond Fund	—		32,873,275		23,806,426

*	Future utilization of losses are subject to limitation under current tax laws.

The World Bond Fund had no capital loss carryforwards for U.S. federal income tax purposes as of October 31, 2018.

During the year ended October 31, 2018, the High Yield Fund, Municipal Opportunities Fund, Short Duration Fund and World Bond Fund utilized $4,502,871, $1,241,404, $763,182 and $27,231,404 of prior year capital loss carryforwards, respectively.

During the year ended October 31, 2018, the Municipal Opportunities Fund had expired $7,774,557 of prior year capital loss carryforwards.

c)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at April 30, 2019 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Local Debt Fund	$154,146,926	$5,933,358	$(12,058,939)	$(6,125,581)
Floating Rate Fund	3,572,704,024	13,956,550	(95,480,578)	(81,524,028)
Floating Rate High Income Fund	490,381,246	3,091,362	(13,655,638)	(10,564,276)
High Yield Fund	333,607,639	8,274,311	(9,731,197)	(1,456,886)
Inflation Plus Fund	563,343,259	7,803,590	(6,288,569)	1,515,021
Municipal Income Fund	34,076,114	1,198,476	(46,278)	1,152,198
Municipal Opportunities Fund	905,615,409	29,803,068	(3,898,510)	25,904,558
Municipal Short Duration Fund	30,234,123	284,545	(61,185)	223,360
Quality Bond Fund	157,341,028	2,042,568	(2,365,397)	(322,829)
Short Duration Fund	1,210,341,245	10,267,834	(5,995,096)	4,272,738
Strategic Income Fund	548,238,905	11,338,655	(19,028,861)	(7,690,206)
Total Return Bond Fund	2,343,731,254	36,052,637	(30,558,784)	5,493,853
World Bond Fund	5,196,544,832	55,866,026	(92,189,498)	(36,323,472)

208

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

8.	Expenses:

a)

Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as each Fund’s investment manager. The Company, on behalf of each Fund, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of April 30, 2019; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Emerging Markets Local Debt Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7700% on next $500 million and;
0.7600% over $1 billion

Floating Rate Fund	0.6500% on first $500 million and;
0.6000% on next $2 billion and;
0.5900% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Floating Rate High Income Fund	0.7000% on first $500 million and;
0.6500% on next $2 billion and;
0.6400% on next $2.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

High Yield Fund	0.6500% on first $500 million and;
0.6000% on next $500 million and;
0.5950% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Inflation Plus Fund	0.5000% on first $500 million and;
0.4500% on next $500 million and;
0.4450% on next $1.5 billion and;
0.4400% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Municipal Income Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Municipal Opportunities Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Municipal Short Duration Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Quality Bond Fund	0.4000% on first $500 million and;
0.3700% on next $500 million and;
0.3400% on next $4 billion and;
0.3300% on next $5 billion and;
0.3200% over $10 billion

Short Duration Fund	0.4100% on the first $500 million and;
0.3700% on the next $500 million and;

209

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Fund	Management Fee Rates
0.3650% on the next $1.5 billion and;
0.3600% on the next $2.5 billion and;
0.3500% on the next $5 billion and;
0.3400% over $10 billion

Strategic Income Fund	0.5500% on first $500 million and;
0.5000% on next $500 million and;
0.4750% on next $1.5 billion and;
0.4650% on next $2.5 billion and;
0.4550% on next $5 billion and;
0.4450% over $10 billion

Total Return Bond Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2600% on next $4 billion and;
0.2500% over $5 billion

World Bond Fund	0.7000% on first $250 million and;
0.6500% on next $250 million and;
0.6000% on next $2 billion and;
0.5500% on next $2.5 billion and;
0.4750% on next $5 billion and;
0.4500% over $10 billion

From November 1, 2018 through February 28, 2019, Total Return Bond Fund paid the rate set forth below to HFMC for investment management services rendered. The rate was accrued daily and paid monthly based on the Total Return Bond Fund’s average daily net assets.

Total Return Bond Fund	0.3800% on first $500 million and;
0.3300% on next $500 million and;
0.3200% on next $4 billion and;
0.3100% on next $5 billion and;
0.3000% over $10 billion

b)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Funds, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Strategic Income Fund, Total Return Bond Fund, and World Bond Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.022%
next $3.5 billion and	0.018%
Amount over $7 billion	0.015%

Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Quality Bond Fund, and Short Duration Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.018%
next $3.5 billion and	0.014%
Amount over $7 billion	0.010%

Municipal Income Fund, Municipal Opportunities Fund, and Municipal Short Duration Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.014%
next $3.5 billion and	0.012%
Amount over $7 billion	0.010%

HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of April 30, 2019, HFMC contractually limited the total

210

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), through February 29, 2020 as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I		Class R3	Class R4	Class R5	Class R6	Class Y		Class F
Emerging Markets Local Debt Fund	1.25%	2.00%	1.00%		1.55%	1.25%	0.95%	N/A	0.90%		0.90%
Floating Rate Fund*	1.00%	1.75%	0.75%		1.25%	1.00%	0.85%	N/A	0.75%		N/A
Floating Rate High Income Fund	1.05%	1.80%	0.80%		1.35%	1.05%	0.75%	N/A	0.78%		0.75%
High Yield Fund	1.05%	1.80%	0.80%		1.35%	1.05%	0.75%	N/A	0.79%		0.70%
Inflation Plus Fund	0.85%	1.60%	0.60%		1.20%	0.90%	0.60%	N/A	0.59%		0.55%
Municipal Income Fund	0.69%	1.44%	0.46%		N/A	N/A	N/A	N/A	N/A		0.39%
Municipal Opportunities Fund	0.69%	1.44%	0.46	%(1)	N/A	N/A	N/A	N/A	0.49	%(1)	0.39%
Municipal Short Duration Fund	0.69%	1.44%	0.46%		N/A	N/A	N/A	N/A	N/A		0.39%
Quality Bond Fund	0.85%	1.60%	0.60%		1.19%	0.94%	0.64%	N/A	0.54%		0.44%
Short Duration Fund	0.81%	1.56%	0.56%		1.15%	0.85%	0.55%	0.55%	0.55%		0.55%
Strategic Income Fund	0.95%	1.70%	0.70%		1.25%	0.95%	0.65%	0.60%	0.69%		0.60%
Total Return Bond Fund*	1.00%	1.75%	0.75%		1.25%	1.00%	0.85%	N/A	0.75%		0.34%

*

Expense limitation arrangement described above for Floating Rate Fund and Total Return Bond Fund extends beyond February 29, 2020 for Classes A, C, I, R3, R4, R5 and Y shares. Please see the prospectus for more information.

(1)

HFMC has contractually agreed to limit the expenses of Class I and Class Y shares of Municipal Opportunities Fund by reimbursing expenses (exclusive of taxes, interest expenses, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) to the extent necessary to maintain total annual fund operating expenses at 0.44% and 0.44%, respectively, through May 31, 2019. For periods where multiple expense caps are in effect, the lower cap will apply.

From November 1, 2018 through February 28, 2019, HFMC contractually limited the total operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Floating Rate High Income Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	N/A	0.75%	0.75%
High Yield Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	N/A	0.70%	0.70%
Inflation Plus Fund	0.85%	1.60%	0.60%	1.20%	0.90%	0.60%	N/A	0.55%	0.55%
Municipal Income Fund	0.69%	1.44%	0.44%	N/A	N/A	N/A	N/A	N/A	0.39%
Municipal Short Duration Fund	0.69%	1.44%	0.44%	N/A	N/A	N/A	N/A	N/A	0.39%
Strategic Income Fund	0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%	0.60%	0.60%
Total Return Bond Fund	1.00%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A

d)

Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2019, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Local Debt Fund	1.25%	2.00%	0.98%	1.13%	1.25%	0.95%	N/A	0.90%	0.90%
Floating Rate Fund	0.98%	1.75%	0.72%	1.25%	1.00%	0.76%	N/A	0.70%	0.65%
Floating Rate High Income Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	N/A	0.76%	0.75%
High Yield Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	N/A	0.72%	0.70%
Inflation Plus Fund	0.85%	1.60%	0.60%	1.20%	0.90%	0.60%	N/A	0.56%	0.55%
Municipal Income Fund	0.65%	0.72%	0.41%	N/A	N/A	N/A	N/A	N/A	0.39%
Municipal Opportunities Fund	0.69%	1.44%	0.44%	N/A	N/A	N/A	N/A	0.44%	0.38%
Municipal Short Duration Fund	0.63%	0.68%	0.40%	N/A	N/A	N/A	N/A	N/A	0.39%
Quality Bond Fund	0.82%	1.56%	0.52%	1.16%	0.61%	0.56%	N/A	0.50%	0.44%
Short Duration Fund	0.81%	1.56%	0.52%	1.12%	0.84%	0.55%	0.44%	0.49%	0.44%
Strategic Income Fund	0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%	0.62%	0.60%
Total Return Bond Fund	0.76%	1.61%	0.45%	1.09%	0.79%	0.50%	0.38%	0.41%	0.38%
World Bond Fund	1.01%	1.75%	0.73%	1.32%	1.06%	0.73%	0.64%	0.70%	0.64%

211

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

e)

Sales Charges and Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the six-month period ended April 30, 2019, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Emerging Markets Local Debt Fund	$5,167	$142
Floating Rate Fund	109,705	24,557
Floating Rate High Income Fund	46,953	4,850
High Yield Fund	199,260	1,079
Inflation Plus Fund	35,232	306
Municipal Income Fund	21,330	343
Municipal Opportunities Fund	252,263	3,237
Municipal Short Duration Fund	6,120	28
Quality Bond Fund	9,549	—
Short Duration Fund	315,768	21,826
Strategic income Fund	163,900	1,329
Total Return Bond Fund	835,319	4,685
World Bond Fund	483,552	4,466

The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine.

f)

Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2019, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Emerging Markets Local Debt Fund	$93
Floating Rate Fund	2,251
Floating Rate High Income Fund	312
High Yield Fund	187
Inflation Plus Fund	301
Municipal Income Fund	15
Municipal Opportunities Fund	442
Municipal Short Duration Fund	12
Quality Bond Fund	72
Short Duration Fund	558
Strategic Income Fund	261
Total Return Bond Fund	1,188
World Bond Fund	2,533

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds

212

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class Y	0.06%*
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class F	0.004%

*	Effective May 1, 2019, the Specified amount for all Class Y shares will be 0.11%.

Effective March 1, 2019, HASCO has contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to maintain the transfer agency fees as follows:

Fund	Class Y
Floating Rate Fund	0.08%
World Bond Fund	0.07%

This contractual arrangement for each of these Funds will remain in effect until February 29, 2020 unless the Board of Directors approves its earlier termination.

Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2019, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class’ average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Local Debt Fund	0.18%	0.18%	0.08%	0.19%	0.17%	0.11%	N/A	0.05%	0.00%
Floating Rate Fund	0.09%	0.10%	0.07%	0.22%	0.17%	0.12%	N/A	0.06%	0.00%
Floating Rate High Income Fund	0.12%	0.11%	0.10%	0.22%	0.17%	0.11%	N/A	0.06%	0.00%
High Yield Fund	0.17%	0.15%	0.10%	0.22%	0.17%	0.11%	N/A	0.05%	0.00%
Inflation Plus Fund	0.16%	0.18%	0.11%	0.22%	0.17%	0.12%	N/A	0.06%	0.00%
Municipal Income Fund	0.05%	0.03%	0.02%	N/A	N/A	N/A	N/A	N/A	0.00%
Municipal Opportunities Fund	0.06%	0.08%	0.07%	N/A	N/A	N/A	N/A	0.06%	0.00%
Municipal Short Duration Fund	0.03%	0.02%	0.01%	N/A	N/A	N/A	N/A	N/A	0.00%
Quality Bond Fund	0.14%	0.12%	0.08%	0.22%	0.16%	0.12%	N/A	0.06%	0.00%
Short Duration Fund	0.15%	0.12%	0.07%	0.21%	0.14%	0.12%	0.00%	0.05%	0.00%
Strategic Income Fund	0.14%	0.15%	0.11%	0.18%	0.17%	0.12%	0.00%	0.05%	0.00%
Total Return Bond Fund	0.13%	0.23%	0.08%	0.22%	0.16%	0.12%	0.00%	0.03%	0.00%
World Bond Fund	0.12%	0.11%	0.09%	0.18%	0.17%	0.09%	0.00%	0.06%	0.00%

9.	Securities Lending:

A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.

213

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

At April 30, 2019, the following Funds had securities on loan at market value, cash collateral and non-cash collateral as follows:

Fund	Market Value of Securities on Loan(1)	Cash Collateral	Non-Cash Collateral
Short Duration Fund	$1,309,194	$1,359,790	$—
Strategic Income Fund	1,641,559	1,700,395	—
Total Return Bond Fund	3,620,001	3,742,498	—
World Bond Fund	6,401,056	6,616,175	—

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

The following tables reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of April 30, 2019.

Certain Transfers Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Short Duration Fund
Securities Lending Transactions(1)
Corporate Bonds	$1,359,790	$—	$—	$—	$1,359,790

Total Borrowings	$1,359,790	$—	$—	$—	$1,359,790

Gross amount of recognized liabilities for securities lending transactions					$1,359,790

Strategic Income Fund
Securities Lending Transactions(1)
Corporate Bonds	$1,700,395	$—	$—	$—	$1,700,395

Total Borrowings	$1,700,395	$—	$—	$—	$1,700,395

Gross amount of recognized liabilities for securities lending transactions					$1,700,395

Total Return Bond Fund
Securities Lending Transactions(1)
Corporate Bonds	$3,742,498	$—	$—	$—	$3,742,498

Total Borrowings	$3,742,498	$—	$—	$—	$3,742,498

Gross amount of recognized liabilities for securities lending transactions					$3,742,498

World Bond Fund
Securities Lending Transactions(1)
Corporate Bonds	$6,616,175	$—	$—	$—	$6,616,175

Total Borrowings	$6,616,175	$—	$—	$—	$6,616,175

Gross amount of recognized liabilities for securities lending transactions					$6,616,175

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

10.	Affiliate Holdings:

As of April 30, 2019, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y		Class F
Emerging Markets Local Debt Fund	—	—	—	91%	23%	100%	—	—		—
Floating Rate Fund	—	—	—	—	—	—	—	—		—
Floating Rate High Income Fund	—	—	—	—	—	—	—	—		—
High Yield Fund	—	—	—	—	—	—	—	—		—
Inflation Plus Fund	—	—	—	—	—	—	—	—		—
Municipal Income Fund	13%	66%	—	—	—	—	—	—		—
Municipal Opportunities Fund	—	—	—	—	—	—	—	—	%*	—
Municipal Short Duration Fund	14%	71%	—	—	—	—	—	—		—
Quality Bond Fund	—	—	—	—	100%	34%	—	100%		—
Short Duration Fund	—	—	—	—	—	—	100%	—		—
Strategic Income Fund	—	—	—	—	—	—	2%	—		—
Total Return Bond Fund	—	—	—	—	—	—	—	—		—
World Bond Fund	—	—	—	—	—	—	—	—		—

214

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Percentage of Fund by Class:

Fund	Class A	Class C	Class I	Class R3		Class R4		Class R5		Class R6		Class Y		Class F
Emerging Markets Local Debt Fund	—	—	—	—	%*	—	%*	—	%*	—		—		—
Floating Rate Fund	—	—	—	—		—		—		—		—		—
Floating Rate High Income Fund	—	—	—	—		—		—		—		—		—
High Yield Fund	—	—	—	—		—		—		—		—		—
Inflation Plus Fund	—	—	—	—		—		—		—		—		—
Municipal Income Fund	8%	8%	—	—		—		—		—		—		—
Municipal Opportunities Fund	—	—	—	—		—		—		—		—	%*	—
Municipal Short Duration Fund	9%	9%	—	—		—		—		—		—		—
Quality Bond Fund	—	—	—	—		—	%*	—	%*	—		—	%*	—
Short Duration Fund	—	—	—	—		—		—		—	%*	—		—
Strategic Income Fund	—	—	—	—		—		—		—	%*	—		—
Total Return Bond Fund	—	—	—	—		—		—		—		—		—
World Bond Fund	—	—	—	—		—		—		—		—		—

*	Percentage rounds to zero.

As of April 30, 2019, affiliated funds of funds in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares from these affiliated funds of funds. Affiliated funds of funds owned shares in the Funds listed below as follows:

Funds	Percentage of Fund*
High Yield Fund	2%
Inflation Plus Fund	28%
Quality Bond Fund	84%
Strategic Income Fund	28%
Total Return Bond Fund	5%
World Bond Fund	3%

*	As of April 30, 2019, affiliated funds of funds invest in Class F shares.

11.	Investment Transactions:

For the six-month period ended April 30, 2019, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Emerging Markets Local Debt Fund	$77,982,752	$94,738,333	$—	$—	$77,982,752	$94,738,333
Floating Rate Fund	692,649,257	1,636,402,012	—	—	692,649,257	1,636,402,012
Floating Rate High Income Fund	186,951,213	300,987,968	—	—	186,951,213	300,987,968
High Yield Fund	53,419,138	56,947,953	—	—	53,419,138	56,947,953
Inflation Plus Fund	10,919,180	7,990,987	128,802,555	162,172,290	139,721,735	170,163,276
Municipal Income Fund	9,024,584	1,682,644	—	—	9,024,584	1,682,644
Municipal Opportunities Fund	185,655,332	64,726,364	—	—	185,655,332	64,726,364
Municipal Short Duration Fund	13,456,512	3,563,475	—	—	13,456,512	3,563,475
Quality Bond Fund	9,016,465	11,298,848	19,716,985	24,000,944	28,733,450	35,299,792
Short Duration Fund	227,545,603	132,976,929	118,827,574	31,777,193	346,373,177	164,754,122
Strategic Income Fund	133,177,855	86,085,679	25,300,968	26,477,258	158,478,823	112,562,937
Total Return Bond Fund	238,924,589	382,556,182	189,026,357	261,566,435	427,950,946	644,122,617
World Bond Fund	1,969,910,662	1,949,489,953	—	—	1,969,910,662	1,949,489,953

12.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2019, and the year ended October 31, 2018:

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Emerging Markets Local Debt Fund
Class A
Shares Sold	107,304	$608,306	831,884	$5,462,761
Shares Issued for Reinvested Dividends	50,753	281,977	294,033	1,871,705
Shares Redeemed	(442,986)	(2,501,334)	(985,493)	(6,248,603)

Net Increase (Decrease)	(284,929)	(1,611,051)	140,424	1,085,863

215

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Emerging Markets Local Debt Fund – (continued)
Class C
Shares Sold	45,868	$259,149	350,842	$2,258,290
Shares Issued for Reinvested Dividends	21,125	117,282	99,964	635,507
Shares Redeemed	(146,588)	(834,489)	(278,391)	(1,689,721)

Net Increase (Decrease)	(79,595)	(458,058)	172,415	1,204,076

Class I
Shares Sold	3,646,383	$20,744,004	13,490,038	$84,987,019
Shares Issued for Reinvested Dividends	464,915	2,577,961	2,023,164	12,779,658
Shares Redeemed	(6,721,832)	(37,858,161)	(10,177,858)	(61,416,472)

Net Increase (Decrease)	(2,610,534)	(14,536,196)	5,335,344	36,350,205

Class R3
Shares Sold	8	$47	3,719	$23,742
Shares Issued for Reinvested Dividends	89	491	733	4,628
Shares Redeemed	—	(2)	(4,038)	(22,716)

Net Increase (Decrease)	97	536	414	5,654

Class R4
Shares Sold	184	$1,040	2,943	$22,082
Shares Issued for Reinvested Dividends	377	2,088	2,362	14,946
Shares Redeemed	(3,350)	(18,563)	(409)	(2,626)

Net Increase (Decrease)	(2,789)	(15,435)	4,896	34,402

Class R5
Shares Issued for Reinvested Dividends	99	527	420	2,565

Net Increase (Decrease)	99	527	420	2,565

Class Y
Shares Sold	1,457,461	$8,178,558	10,585,658	$66,986,722
Shares Issued for Reinvested Dividends	665,816	3,671,751	2,130,121	13,386,696
Shares Redeemed	(1,531,970)	(8,520,176)	(9,420,454)	(58,481,956)

Net Increase (Decrease)	591,307	3,330,133	3,295,325	21,891,462

Class F
Shares Sold	265,091	$1,498,880	602,039	$3,798,358
Shares Issued for Reinvested Dividends	43,723	242,771	105,360	661,846
Shares Redeemed	(215,459)	(1,216,302)	(158,814)	(926,722)

Net Increase (Decrease)	93,355	525,349	548,585	3,533,482

Total Net Increase (Decrease)	(2,292,989)	$(12,764,195)	9,497,823	$64,107,709

Floating Rate Fund
Class A
Shares Sold	8,516,795	$72,074,141	35,465,681	$309,677,129
Shares Issued for Reinvested Dividends	3,064,903	25,581,283	3,256,484	28,403,260
Shares Redeemed	(23,253,542)	(196,597,339)	(26,190,197)	(228,617,253)

Net Increase (Decrease)	(11,671,844)	(98,941,915)	12,531,968	109,463,136

Class C
Shares Sold	2,068,224	$17,552,659	6,144,989	$53,572,903
Shares Issued for Reinvested Dividends	1,409,683	11,953,799	3,311,265	28,850,406
Shares Redeemed	(16,932,562)	(143,837,990)	(43,427,821)	(378,618,096)

Net Increase (Decrease)	(13,454,655)	(114,331,532)	(33,971,567)	(296,194,787)

Class I
Shares Sold	40,323,437	$340,084,155	78,718,179	$688,074,902
Shares Issued for Reinvested Dividends	5,088,221	42,414,877	6,511,186	56,870,199
Shares Redeemed	(81,372,645)	(685,112,060)	(73,749,349)	(644,613,244)

Net Increase (Decrease)	(35,960,987)	(302,613,028)	11,480,016	100,331,857

Class R3
Shares Sold	67,601	$574,236	121,887	$1,066,232
Shares Issued for Reinvested Dividends	26,239	220,644	36,080	315,495
Shares Redeemed	(139,475)	(1,176,406)	(323,535)	(2,831,663)

Net Increase (Decrease)	(45,635)	(381,526)	(165,568)	(1,449,936)

216

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

Floating Rate Fund – (continued)
Class R4
Shares Sold	400,708	$3,337,549	148,603	$1,296,026
Shares Issued for Reinvested Dividends	21,200	175,753	22,402	195,267
Shares Redeemed	(640,416)	(5,339,613)	(229,595)	(2,001,332)

Net Increase (Decrease)	(218,508)	(1,826,311)	(58,590)	(510,039)

Class R5
Shares Sold	19,670	$165,348	55,546	$484,604
Shares Issued for Reinvested Dividends	5,984	49,775	7,540	65,775
Shares Redeemed	(92,109)	(778,127)	(96,232)	(838,736)

Net Increase (Decrease)	(66,455)	(563,004)	(33,146)	(288,357)

Class Y
Shares Sold	5,714,417	$48,151,152	19,107,999	$166,598,594
Shares Issued for Reinvested Dividends	420,073	3,489,917	808,933	7,051,201
Shares Redeemed	(25,374,122)	(213,012,811)	(8,491,531)	(74,032,802)

Net Increase (Decrease)	(19,239,632)	(161,371,742)	11,425,401	99,616,993

Class F
Shares Sold	13,216,870	$111,492,800	6,092,698	$53,247,640
Shares Issued for Reinvested Dividends	244,792	2,042,186	227,516	1,988,153
Shares Redeemed	(4,237,071)	(36,129,387)	(4,088,652)	(35,791,656)

Net Increase (Decrease)	9,224,591	77,405,599	2,231,562	19,444,137

Total Net Increase (Decrease)	(71,433,125)	$(602,623,459)	3,440,076	$30,413,004

Floating Rate High Income Fund
Class A
Shares Sold	956,974	$9,318,542	2,394,336	$24,070,646
Shares Issued for Reinvested Dividends	374,853	3,595,770	509,364	5,116,213
Shares Redeemed	(3,697,965)	(36,013,411)	(5,345,971)	(53,700,711)

Net Increase (Decrease)	(2,366,138)	(23,099,099)	(2,442,271)	(24,513,852)

Class C
Shares Sold	456,914	$4,456,926	988,164	$9,937,198
Shares Issued for Reinvested Dividends	193,819	1,879,438	269,855	2,710,705
Shares Redeemed	(1,418,082)	(13,836,606)	(2,299,960)	(23,118,274)

Net Increase (Decrease)	(767,349)	(7,500,242)	(1,041,941)	(10,470,371)

Class I
Shares Sold	5,675,159	$55,145,690	18,121,253	$182,251,530
Shares Issued for Reinvested Dividends	1,185,152	11,328,119	1,177,714	11,836,485
Shares Redeemed	(12,277,336)	(118,561,956)	(12,894,359)	(129,573,269)

Net Increase (Decrease)	(5,417,025)	(52,088,147)	6,404,608	64,514,746

Class R3
Shares Sold	2,242	$21,525	3,239	$32,546
Shares Issued for Reinvested Dividends	449	4,316	460	4,618
Shares Redeemed	(1,972)	(19,189)	(10,679)	(107,126)

Net Increase (Decrease)	719	6,652	(6,980)	(69,962)

Class R4
Shares Sold	1,675	$16,086	13,771	$138,218
Shares Issued for Reinvested Dividends	2,072	19,773	2,045	20,501
Shares Redeemed	(49,697)	(481,064)	(5,463)	(54,534)

Net Increase (Decrease)	(45,950)	(445,205)	10,353	104,185

Class R5
Shares Sold	116,152	$1,124,196	1,256,787	$12,560,688
Shares Issued for Reinvested Dividends	52,967	504,522	35,866	359,348
Shares Redeemed	(167,095)	(1,585,453)	(256,043)	(2,566,707)

Net Increase (Decrease)	2,024	43,265	1,036,610	10,353,329

Class Y
Shares Sold	810,638	$7,796,179	2,106,931	$21,144,532
Shares Issued for Reinvested Dividends	62,893	600,457	51,104	512,507
Shares Redeemed	(1,743,882)	(16,974,581)	(824,249)	(8,281,875)

Net Increase (Decrease)	(870,351)	(8,577,945)	1,333,786	13,375,164

217

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

Floating Rate High Income Fund – (continued)
Class F
Shares Sold	1,251,888	$12,173,592	1,916,873	$19,281,622
Shares Issued for Reinvested Dividends	139,069	1,329,046	108,429	1,089,635
Shares Redeemed	(937,487)	(9,070,937)	(548,550)	(5,517,092)

Net Increase (Decrease)	453,470	4,431,701	1,476,752	14,854,165

Total Net Increase (Decrease)	(9,010,600)	$(87,229,020)	6,770,917	$68,147,404

High Yield Fund
Class A
Shares Sold	2,900,023	$20,674,909	5,073,633	$37,136,889
Shares Issued for Reinvested Dividends	773,201	5,510,407	1,409,983	10,326,974
Shares Redeemed	(3,751,985)	(26,673,369)	(6,480,944)	(47,617,939)

Net Increase (Decrease)	(78,761)	(488,053)	2,672	(154,076)

Class C
Shares Sold	487,593	$3,466,317	930,520	$6,811,346
Shares Issued for Reinvested Dividends	107,278	762,748	275,184	2,008,954
Shares Redeemed	(1,160,419)	(8,236,810)	(3,419,264)	(24,869,189)

Net Increase (Decrease)	(565,548)	(4,007,745)	(2,213,560)	(16,048,889)

Class I
Shares Sold	819,701	$5,893,387	2,348,458	$17,374,365
Shares Issued for Reinvested Dividends	80,424	573,609	153,251	1,129,507
Shares Redeemed	(763,480)	(5,494,579)	(3,754,627)	(27,699,989)

Net Increase (Decrease)	136,645	972,417	(1,252,918)	(9,196,117)

Class R3
Shares Sold	18,701	$133,830	61,033	$448,738
Shares Issued for Reinvested Dividends	6,394	45,592	16,714	122,336
Shares Redeemed	(66,678)	(477,483)	(148,002)	(1,074,284)

Net Increase (Decrease)	(41,583)	(298,061)	(70,255)	(503,210)

Class R4
Shares Sold	23,917	$167,543	20,816	$153,548
Shares Issued for Reinvested Dividends	4,389	31,319	8,634	63,372
Shares Redeemed	(29,105)	(209,501)	(64,545)	(474,203)

Net Increase (Decrease)	(799)	(10,639)	(35,095)	(257,283)

Class R5
Shares Sold	14,144	$100,744	36,684	$269,823
Shares Issued for Reinvested Dividends	2,676	18,954	6,102	44,698
Shares Redeemed	(10,701)	(76,007)	(72,963)	(534,263)

Net Increase (Decrease)	6,119	43,691	(30,177)	(219,742)

Class Y
Shares Sold	125,009	$892,940	172,539	$1,268,974
Shares Issued for Reinvested Dividends	4,275	30,190	7,132	52,222
Shares Redeemed	(81,289)	(580,129)	(1,038,469)	(7,677,377)

Net Increase (Decrease)	47,995	343,001	(858,798)	(6,356,181)

Class F
Shares Sold	1,052,897	$7,546,519	2,628,407	$19,439,796
Shares Issued for Reinvested Dividends	238,716	1,696,160	365,327	2,686,774
Shares Redeemed	(962,428)	(6,863,172)	(1,709,666)	(12,590,603)

Net Increase (Decrease)	329,185	2,379,507	1,284,068	9,535,967

Total Net Increase (Decrease)	(166,747)	$(1,065,882)	(3,174,063)	$(23,199,531)

Inflation Plus Fund
Class A
Shares Sold	912,520	$9,306,142	3,530,592	$36,674,625
Shares Issued for Reinvested Dividends	656,721	6,527,807	785,830	8,227,645
Shares Redeemed	(2,137,949)	(21,785,021)	(4,228,538)	(44,458,344)

Net Increase (Decrease)	(568,708)	(5,951,072)	87,884	443,926

218

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

Inflation Plus Fund – (continued)
Class C
Shares Sold	83,300	$816,720	268,127	$2,690,866
Shares Issued for Reinvested Dividends	141,168	1,353,801	367,950	3,701,578
Shares Redeemed	(1,382,074)	(13,542,515)	(5,044,890)	(50,398,351)

Net Increase (Decrease)	(1,157,606)	(11,371,994)	(4,408,813)	(44,005,907)

Class I
Shares Sold	910,992	$9,450,190	1,708,649	$18,326,350
Shares Issued for Reinvested Dividends	195,357	1,975,060	229,644	2,443,418
Shares Redeemed	(1,120,405)	(11,578,344)	(2,159,353)	(22,993,615)

Net Increase (Decrease)	(14,056)	(153,094)	(221,060)	(2,223,847)

Class R3
Shares Sold	297,392	$2,974,046	664,852	$6,843,956
Shares Issued for Reinvested Dividends	145,422	1,419,316	197,366	2,028,924
Shares Redeemed	(689,541)	(6,889,512)	(973,057)	(9,986,254)

Net Increase (Decrease)	(246,727)	(2,496,150)	(110,839)	(1,113,374)

Class R4
Shares Sold	92,417	$941,846	250,091	$2,623,116
Shares Issued for Reinvested Dividends	30,895	307,095	44,084	461,119
Shares Redeemed	(170,890)	(1,741,333)	(383,553)	(4,022,085)

Net Increase (Decrease)	(47,578)	(492,392)	(89,378)	(937,850)

Class R5
Shares Sold	9,741	$100,301	76,688	$827,330
Shares Issued for Reinvested Dividends	10,294	103,759	13,311	141,225
Shares Redeemed	(41,843)	(433,360)	(94,719)	(1,011,170)

Net Increase (Decrease)	(21,808)	(229,300)	(4,720)	(42,615)

Class Y
Shares Sold	42,522	$442,813	228,015	$2,455,328
Shares Issued for Reinvested Dividends	97,698	989,682	127,899	1,363,401
Shares Redeemed	(260,165)	(2,706,898)	(512,583)	(5,479,310)

Net Increase (Decrease)	(119,945)	(1,274,403)	(156,669)	(1,660,581)

Class F
Shares Sold	1,345,234	$13,902,932	5,133,410	$54,514,807
Shares Issued for Reinvested Dividends	571,737	5,780,258	532,708	5,668,011
Shares Redeemed	(1,258,526)	(13,020,617)	(2,009,853)	(21,418,289)

Net Increase (Decrease)	658,445	6,662,573	3,656,265	38,764,529

Total Net Increase (Decrease)	(1,517,983)	$(15,305,832)	(1,247,330)	$(10,775,719)

Municipal Income Fund
Class A
Shares Sold	719,678	$7,330,575	431,465	$4,410,187
Shares Issued for Reinvested Dividends	24,076	248,141	33,373	339,952
Shares Redeemed	(229,032)	(2,347,026)	(206,326)	(2,103,509)

Net Increase (Decrease)	514,722	5,231,690	258,512	2,646,630

Class C
Shares Sold	78,688	$810,242	44,142	$451,393
Shares Issued for Reinvested Dividends	4,721	48,689	8,062	82,138
Shares Redeemed	(25,011)	(259,959)	(26,161)	(264,754)

Net Increase (Decrease)	58,398	598,972	26,043	268,777

Class I
Shares Sold	98,994	$1,020,199	55,180	$564,000
Shares Issued for Reinvested Dividends	11,030	113,306	15,817	161,139
Shares Redeemed	(1,930)	(19,827)	(14,689)	(150,612)

Net Increase (Decrease)	108,094	1,113,678	56,308	574,527

Class F
Shares Sold	74,421	$761,738	91,392	$927,358
Shares Issued for Reinvested Dividends	3,020	31,044	3,395	34,574
Shares Redeemed	(25,911)	(262,403)	(37,281)	(379,538)

Net Increase (Decrease)	51,530	530,379	57,506	582,394

Total Net Increase (Decrease)	732,744	$7,474,719	398,369	$4,072,328

219

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Municipal Opportunities Fund
Class A
Shares Sold	7,086,305	$60,450,082	6,524,416	$55,194,805
Issued in Merger	—	—	10,111,569	86,132,369
Shares Issued for Reinvested Dividends	493,567	4,221,758	772,112	6,548,999
Shares Redeemed	(5,530,038)	(46,977,015)	(7,739,902)	(65,710,151)

Net Increase (Decrease)	2,049,834	17,694,825	9,668,195	82,166,022

Class C
Shares Sold	898,557	$7,671,762	772,300	$6,581,645
Issued in Merger	—	—	1,669,803	14,233,397
Shares Issued for Reinvested Dividends	71,120	608,755	181,550	1,541,768
Shares Redeemed	(2,132,624)	(18,173,919)	(5,061,989)	(42,804,299)

Net Increase (Decrease)	(1,162,947)	(9,893,402)	(2,438,336)	(20,447,489)

Class I
Shares Sold	17,825,412	$152,164,127	15,161,508	$129,121,541
Issued in Merger	—	—	3,380,989	28,858,429
Shares Issued for Reinvested Dividends	542,126	4,636,726	777,604	6,609,622
Shares Redeemed	(7,492,377)	(63,677,901)	(15,612,831)	(132,733,413)

Net Increase (Decrease)	10,875,161	93,122,952	3,707,270	31,856,179

Class Y(1)
Shares Sold	1,705	$14,495	1,425	$12,203
Issued in Merger	—	—	1,828,993	15,610,640
Shares Issued for Reinvested Dividends	25,949	221,536	13,562	114,791
Shares Redeemed	(113,632)	(972,926)	(105,739)	(896,434)

Net Increase (Decrease)	(85,978)	(736,895)	1,738,241	14,841,200

Class F
Shares Sold	3,288,635	$28,092,125	2,652,259	$22,611,191
Issued in Merger	—	—	584,316	4,986,671
Shares Issued for Reinvested Dividends	104,246	891,630	120,599	1,024,668
Shares Redeemed	(996,753)	(8,482,261)	(1,089,627)	(9,254,765)

Net Increase (Decrease)	2,396,128	20,501,494	2,267,547	19,367,765

Total Net Increase (Decrease)	14,072,198	$120,688,974	14,942,917	$127,783,677

Municipal Short Duration Fund
Class A
Shares Sold	1,297,830	$12,915,512	311,294	$3,095,731
Shares Issued for Reinvested Dividends	14,196	142,071	13,220	131,415
Shares Redeemed	(401,859)	(4,016,882)	(247,757)	(2,466,409)

Net Increase (Decrease)	910,167	9,040,701	76,757	760,737

Class C
Shares Sold	48,976	$486,945	23,210	$231,077
Shares Issued for Reinvested Dividends	3,028	30,265	5,161	51,291
Shares Redeemed	(8,994)	(89,697)	(68,630)	(681,265)

Net Increase (Decrease)	43,010	427,513	(40,259)	(398,897)

Class I
Shares Sold	35,387	$351,538	64,067	$639,608
Shares Issued for Reinvested Dividends	7,706	76,988	12,131	120,640
Shares Redeemed	(18,330)	(183,191)	(110,383)	(1,105,347)

Net Increase (Decrease)	24,763	245,335	(34,185)	(345,099)

Class F
Shares Sold	59,132	$588,758	77,085	$766,242
Shares Issued for Reinvested Dividends	1,335	13,353	1,093	10,859
Shares Redeemed	(11,168)	(111,879)	(29,801)	(296,317)

Net Increase (Decrease)	49,299	490,232	48,377	480,784

Total Net Increase (Decrease)	1,027,239	$10,203,781	50,690	$497,525

220

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Quality Bond Fund
Class A
Shares Sold	282,892	$2,744,627	263,723	$2,573,888
Shares Issued for Reinvested Dividends	16,195	157,573	29,557	288,215
Shares Redeemed	(157,541)	(1,525,446)	(581,478)	(5,661,906)

Net Increase (Decrease)	141,546	1,376,754	(288,198)	(2,799,803)

Class C
Shares Sold	207,492	$2,002,535	170,207	$1,633,277
Shares Issued for Reinvested Dividends	3,053	29,577	4,102	39,635
Shares Redeemed	(40,431)	(388,192)	(155,597)	(1,501,305)

Net Increase (Decrease)	170,114	1,643,920	18,712	171,607

Class I
Shares Sold	107,735	$1,035,065	337,572	$3,341,688
Shares Issued for Reinvested Dividends	4,645	45,029	7,480	73,267
Shares Redeemed	(84,712)	(826,047)	(547,683)	(5,368,076)

Net Increase (Decrease)	27,668	254,047	(202,631)	(1,953,121)

Class R3
Shares Sold	315	$3,067	3,349	$32,602
Shares Issued for Reinvested Dividends	223	2,168	403	3,922
Shares Redeemed	(344)	(3,343)	(8,526)	(84,473)

Net Increase (Decrease)	194	1,892	(4,774)	(47,949)

Class R4
Shares Issued for Reinvested Dividends	21	$200	29	$281
Shares Redeemed	—	—	(2)	(10)

Net Increase (Decrease)	21	200	27	271

Class R5
Shares Issued for Reinvested Dividends	58	$563	79	$769

Net Increase (Decrease)	58	563	79	769

Class Y
Shares Sold	1	$8	500	$4,916
Shares Issued for Reinvested Dividends	26	257	39	379
Shares Redeemed	(507)	(4,968)	(468)	(4,657)

Net Increase (Decrease)	(480)	(4,703)	71	638

Class F
Shares Sold	476,032	$4,607,053	653,880	$6,416,922
Shares Issued for Reinvested Dividends	229,987	2,227,832	325,790	3,178,386
Shares Redeemed	(1,118,128)	(10,807,163)	(1,363,083)	(13,191,769)

Net Increase (Decrease)	(412,109)	(3,972,278)	(383,413)	(3,596,461)

Total Net Increase (Decrease)	(72,988)	$(699,605)	(860,127)	$(8,224,049)

Short Duration Fund
Class A
Shares Sold	21,129,259	$204,587,768	21,912,969	$213,910,631
Shares Issued for Reinvested Dividends	782,250	7,609,794	1,156,289	11,276,504
Shares Redeemed	(13,451,843)	(130,679,491)	(22,866,276)	(223,473,213)

Net Increase (Decrease)	8,459,666	81,518,071	202,982	1,713,922

Class C
Shares Sold	3,646,409	$35,207,390	2,186,008	$21,349,478
Shares Issued for Reinvested Dividends	73,736	717,284	147,556	1,438,627
Shares Redeemed	(3,189,860)	(30,962,163)	(5,429,077)	(52,936,298)

Net Increase (Decrease)	530,285	4,962,511	(3,095,513)	(30,148,193)

Class I
Shares Sold	16,395,884	$159,061,182	19,851,329	$194,088,533
Shares Issued for Reinvested Dividends	370,979	3,599,412	451,060	4,406,340
Shares Redeemed	(11,098,093)	(107,756,239)	(15,697,835)	(153,558,671)

Net Increase (Decrease)	5,668,770	54,904,355	4,604,554	44,936,202

Class R3
Shares Sold	16,105	$156,482	14,103	$137,193
Shares Issued for Reinvested Dividends	1,127	10,941	2,101	20,424
Shares Redeemed	(13,566)	(130,614)	(36,288)	(354,631)

Net Increase (Decrease)	3,666	36,809	(20,084)	(197,014)

221

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

Short Duration Fund – (continued)
Class R4
Shares Sold	163,902	$1,588,878	10,568	$102,822
Shares Issued for Reinvested Dividends	1,028	9,988	1,249	12,155
Shares Redeemed	(151,049)	(1,466,762)	(8,755)	(85,244)

Net Increase (Decrease)	13,881	132,104	3,062	29,733

Class R5
Shares Sold	30,229	$293,070	99,999	$975,039
Shares Issued for Reinvested Dividends	1,808	17,503	2,848	27,734
Shares Redeemed	(30,607)	(297,056)	(68,538)	(665,739)

Net Increase (Decrease)	1,430	13,517	34,309	337,034

Class R6(2)
Shares Sold	1,032	$10,000	—	$—
Shares Issued for Reinvested Dividends	5	52	—	—

Net Increase (Decrease)	1,037	10,052	—	—

Class Y
Shares Sold	158,105	$1,523,580	1,378,277	$13,382,508
Shares Issued for Reinvested Dividends	24,444	235,751	26,695	259,306
Shares Redeemed	(989,749)	(9,591,726)	(419,058)	(4,069,810)

Net Increase (Decrease)	(807,200)	(7,832,395)	985,914	9,572,004

Class F
Shares Sold	7,924,006	$76,941,410	13,306,775	$129,816,403
Shares Issued for Reinvested Dividends	393,406	3,817,473	367,829	3,593,186
Shares Redeemed	(3,490,791)	(33,931,850)	(6,358,348)	(62,040,303)

Net Increase (Decrease)	4,826,621	46,827,033	7,316,256	71,369,286

Total Net Increase (Decrease)	18,698,156	$180,572,057	10,031,480	$97,612,974

Strategic Income Fund
Class A
Shares Sold	2,128,177	$17,759,571	4,296,538	$36,933,608
Shares Issued for Reinvested Dividends	868,278	7,091,751	1,066,746	9,259,924
Shares Redeemed	(2,010,425)	(16,739,057)	(3,763,905)	(32,632,919)

Net Increase (Decrease)	986,030	8,112,265	1,599,379	13,560,613

Class C
Shares Sold	613,052	$5,144,879	751,895	$6,556,653
Shares Issued for Reinvested Dividends	214,563	1,757,557	391,778	3,422,677
Shares Redeemed	(1,418,030)	(11,886,170)	(3,643,853)	(31,378,675)

Net Increase (Decrease)	(590,415)	(4,983,734)	(2,500,180)	(21,399,345)

Class I
Shares Sold	7,947,368	$66,447,995	5,202,305	$45,228,886
Shares Issued for Reinvested Dividends	484,893	3,978,376	486,701	4,235,721
Shares Redeemed	(5,013,312)	(42,089,432)	(4,403,368)	(38,375,146)

Net Increase (Decrease)	3,418,949	28,336,939	1,285,638	11,089,461

Class R3
Shares Sold	17,961	$149,025	11,098	$96,957
Shares Issued for Reinvested Dividends	1,743	14,216	1,962	17,013
Shares Redeemed	(1,988)	(16,526)	(13,226)	(116,271)

Net Increase (Decrease)	17,716	146,715	(166)	(2,301)

Class R4
Shares Sold	3,831	$31,607	19,854	$170,767
Shares Issued for Reinvested Dividends	1,192	9,716	1,208	10,484
Shares Redeemed	(48,124)	(390,126)	(37,662)	(334,254)

Net Increase (Decrease)	(43,101)	(348,803)	(16,600)	(153,003)

Class R5
Shares Sold	112,393	$930,887	661,326	$5,660,637
Shares Issued for Reinvested Dividends	18,365	150,026	8,691	74,292
Shares Redeemed	(104,522)	(872,284)	(303,920)	(2,607,692)

Net Increase (Decrease)	26,236	208,629	366,097	3,127,237

222

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

Strategic Income Fund – (continued)
Class R6
Shares Sold	60,129	$501,873	17,036	$145,744
Shares Issued for Reinvested Dividends	1,827	14,978	299	2,553
Shares Redeemed	(3,458)	(28,948)	(738)	(6,332)

Net Increase (Decrease)	58,498	487,903	16,597	141,965

Class Y
Shares Sold	204,559	$1,708,670	371,387	$3,201,355
Shares Issued for Reinvested Dividends	17,049	139,066	9,857	84,815
Shares Redeemed	(82,083)	(686,779)	(154,888)	(1,328,017)

Net Increase (Decrease)	139,525	1,160,957	226,356	1,958,153

Class F
Shares Sold	1,715,822	$14,346,669	2,988,497	$26,027,895
Shares Issued for Reinvested Dividends	860,647	7,050,829	1,159,181	10,091,251
Shares Redeemed	(1,589,843)	(13,222,222)	(5,863,376)	(51,674,654)

Net Increase (Decrease)	986,626	8,175,276	(1,715,698)	(15,555,508)

Total Net Increase (Decrease)	5,000,064	$41,296,147	(738,577)	$(7,232,728)

Total Return Bond Fund
Class A
Shares Sold	7,926,556	$79,800,733	15,985,788	$162,568,841
Shares Issued for Reinvested Dividends	1,588,779	15,956,809	2,361,943	24,041,892
Shares Redeemed	(6,626,671)	(66,471,123)	(14,178,007)	(144,170,107)

Net Increase (Decrease)	2,888,664	29,286,419	4,169,724	42,440,626

Class C
Shares Sold	330,215	$3,344,827	548,880	$5,621,360
Shares Issued for Reinvested Dividends	31,445	320,254	98,706	1,007,541
Shares Redeemed	(577,874)	(5,865,590)	(3,223,607)	(32,529,059)

Net Increase (Decrease)	(216,214)	(2,200,509)	(2,576,021)	(25,900,158)

Class I
Shares Sold	2,378,638	$24,066,100	4,390,364	$44,828,120
Shares Issued for Reinvested Dividends	110,035	1,104,408	123,236	1,254,052
Shares Redeemed	(1,693,753)	(16,991,388)	(2,738,696)	(27,953,108)

Net Increase (Decrease)	794,920	8,179,120	1,774,904	18,129,064

Class R3
Shares Sold	26,129	$270,334	64,778	$672,644
Shares Issued for Reinvested Dividends	6,785	70,183	12,532	130,050
Shares Redeemed	(58,840)	(605,708)	(134,290)	(1,399,124)

Net Increase (Decrease)	(25,926)	(265,191)	(56,980)	(596,430)

Class R4
Shares Sold	103,331	$1,052,972	141,097	$1,466,537
Shares Issued for Reinvested Dividends	21,226	217,098	37,493	388,629
Shares Redeemed	(169,357)	(1,728,628)	(418,691)	(4,332,469)

Net Increase (Decrease)	(44,800)	(458,558)	(240,101)	(2,477,303)

Class R5
Shares Sold	3,783	$38,406	23,712	$243,174
Shares Issued for Reinvested Dividends	3,599	36,536	5,374	55,563
Shares Redeemed	(14,418)	(145,819)	(20,942)	(215,318)

Net Increase (Decrease)	(7,036)	(70,877)	8,144	83,419

Class R6
Shares Sold	31,027	$316,036	64,210	$653,454
Shares Issued for Reinvested Dividends	4,183	42,330	4,676	48,178
Shares Redeemed	(21,572)	(216,881)	(4,537)	(46,354)

Net Increase (Decrease)	13,638	141,485	64,349	655,278

Class Y
Shares Sold	3,244,693	$32,767,281	7,147,384	$73,995,846
Shares Issued for Reinvested Dividends	1,114,795	11,293,218	1,601,591	16,541,238
Shares Redeemed	(3,288,498)	(33,344,746)	(5,339,698)	(55,011,657)

Net Increase (Decrease)	1,070,990	10,715,753	3,409,277	35,525,427

223

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

Total Return Bond Fund – (continued)
Class F
Shares Sold	7,282,274	$73,060,709	17,436,905	$177,429,850
Shares Issued for Reinvested Dividends	1,233,062	12,294,165	3,650,927	37,149,565
Shares Redeemed	(30,731,922)	(304,952,978)	(42,189,713)	(422,170,404)

Net Increase (Decrease)	(22,216,586)	(219,598,104)	(21,101,881)	(207,590,989)

Total Net Increase (Decrease)	(17,742,350)	$(174,270,462)	(14,548,585)	$(139,731,066)

World Bond Fund
Class A
Shares Sold	7,864,895	$82,910,772	10,472,503	$110,597,978
Shares Issued for Reinvested Dividends	1,387,561	14,402,702	81,297	862,573
Shares Redeemed	(6,968,856)	(73,295,420)	(10,383,121)	(109,498,041)

Net Increase (Decrease)	2,283,600	24,018,054	170,679	1,962,510

Class C
Shares Sold	1,817,376	$18,763,587	884,430	$9,185,358
Shares Issued for Reinvested Dividends	265,427	2,700,027	5,736	59,718
Shares Redeemed	(1,461,786)	(15,101,664)	(3,210,495)	(33,307,122)

Net Increase (Decrease)	621,017	6,361,950	(2,320,329)	(24,062,046)

Class I
Shares Sold	64,017,934	$679,716,135	62,633,036	$666,413,386
Shares Issued for Reinvested Dividends	7,229,678	75,578,302	542,997	5,796,797
Shares Redeemed	(44,703,175)	(473,997,754)	(60,952,930)	(646,716,590)

Net Increase (Decrease)	26,544,437	281,296,683	2,223,103	25,493,593

Class R3
Shares Sold	60,316	$626,664	29,503	$309,510
Shares Issued for Reinvested Dividends	4,211	43,466	183	1,932
Shares Redeemed	(13,963)	(145,880)	(125,456)	(1,312,722)

Net Increase (Decrease)	50,564	524,250	(95,770)	(1,001,280)

Class R4
Shares Sold	5,685	$59,759	50,343	$534,416
Shares Issued for Reinvested Dividends	3,050	31,688	187	1,982
Shares Redeemed	(21,248)	(223,326)	(34,459)	(362,911)

Net Increase (Decrease)	(12,513)	(131,879)	16,071	173,487

Class R5
Shares Sold	366,908	$3,895,033	268,581	$2,866,895
Shares Issued for Reinvested Dividends	16,699	174,781	1,208	12,891
Shares Redeemed	(92,718)	(985,649)	(110,303)	(1,174,768)

Net Increase (Decrease)	290,889	3,084,165	159,486	1,705,018

Class R6
Shares Sold	676,124	$7,210,866	949,594	$10,178,893
Shares Issued for Reinvested Dividends	48,569	509,792	3,104	33,236
Shares Redeemed	(334,985)	(3,567,194)	(134,327)	(1,435,216)

Net Increase (Decrease)	389,708	4,153,464	818,371	8,776,913

Class Y
Shares Sold	9,261,285	$98,742,938	29,303,801	$312,314,058
Shares Issued for Reinvested Dividends	2,758,170	28,915,270	213,955	2,287,857
Shares Redeemed	(12,268,032)	(130,411,447)	(13,745,131)	(146,642,209)

Net Increase (Decrease)	(248,577)	(2,753,239)	15,772,625	167,959,706

Class F
Shares Sold	32,301,355	$343,337,029	47,812,854	$508,985,750
Shares Issued for Reinvested Dividends	6,554,123	68,650,780	535,469	5,718,502
Shares Redeemed	(14,832,127)	(157,745,224)	(19,488,075)	(207,422,808)

Net Increase (Decrease)	24,023,351	254,242,585	28,860,248	307,281,444

Total Net Increase (Decrease)	53,942,476	$570,796,033	45,604,484	$488,289,345

(1)	Inception date of class was May 31, 2018.
(2)	Inception date of Class R6 shares was February 28, 2019.

224

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

13.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $370 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During and as of the six-month period ended April 30, 2019, none of the Funds had borrowings under this facility.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

The FASB recently issued ASU 2017-08 (the “ASU” or “Update”) to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. The ASU becomes effective for public entities for fiscal years beginning after December 15, 2018, and for private entities one year later. Management is currently evaluating the implication, if any, of additional disclosure and its impact on each Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years, however, an entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. Management has elected to early adopt the provisions of ASU 2018-13 that eliminate disclosure requirements effective with the current reporting period. The impact of each Fund’s early adoption of these provisions was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. Management is currently evaluating the potential impact of adopting the additional provisions of ASU 2018-13.

16.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. The following subsequent event requiring financial statement disclosure has been identified.

Michael F. Garrett announced his plan to retire, and effective June 30, 2020, he will no longer serve as a portfolio manager for the Quality Bond Fund. Mr. Garrett’s portfolio management responsibilities will transition to the other portfolio managers on the Quality Bond Fund in the months leading up to his departure.

225

Hartford Fixed Income Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT.

Each Fund’s Form N-PORT reports once filed will be available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

226

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and its Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data; and

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Law Department, Privacy Law, One Hartford Plaza, Hartford, CT 06155, or at CorporatePrivacyOffice@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2019), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life, Ltd.; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HIMCO Distribution Services Company; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Renato Acquisition Co.; Sentinel Insurance Company, Ltd; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.

Revised March 2019

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced herein are sub-advised by Wellington Management Company LLP. HFD and HFMC are not affiliated with the Funds’ sub-adviser.

MFSAR-FI19    6/19    211419    Printed in U.S.A.

HARTFORDFUNDS

Our benchmark is the investor.®

Hartford Multi-Strategy Funds

Semi-Annual Report

April 30, 2019 (Unaudited)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds' website (www.hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-888-843-7824. Your election to receive reports in paper will apply to all Hartford Funds held in your account if you invest through your financial intermediary or directly with a Fund.

If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds. The following is the Funds’ Semi-Annual Report that covers the period from November 1, 2018 through April 30, 2019.

Market Review

During the six months ended April 30, 2019, U.S. stocks, as measured by the S&P 500 Index (the “Index”),1 gained 9.76%. The strong returns for the period were generated despite the Index losing nearly 20% through a volatile fourth quarter (2018 marked the first year of negative returns for the Index since 2008).

In our view, a key component of stocks’ impressive turnaround in 2019 was a change in U.S. Federal Reserve (Fed) monetary policy. From 2015 to 2018, the Fed had been gradually increasing interest rates from near zero in the wake of the global financial crisis. In March, the Fed indicated it will not continue to raise rates. In addition, GDP grew at 3.2% in the first quarter and the unemployment rate fell to 3.6% in April – a 49-year low.2 Stocks rallied on this evidence that the U.S. economy appears to have shaken off any lingering effects of the U.S. government shutdown.

However, slowing global growth and uncertainty surrounding domestic and foreign politics are likely to continue playing a key role in market movements this year. For example, trade tensions with China have already caused sporadic volatility, and the threat of ongoing tariffs could cause further uneasiness. Abroad, the still unresolved “Brexit” undertaking for the United Kingdom to leave the European Union, slowing growth in Germany, and a recession in Italy may negatively impact global markets.

We encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

[2]	Source: Bureau of Labor Statistics, 5/19

Hartford Multi-Strategy Funds

*	Effective May 1, 2019, the Fund’s name changed to Hartford Multi-Asset Income and Growth Fund.

The Hartford Balanced Fund*

Fund Overview

April 30, 2019 (Unaudited)

Inception 7/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term total return.

*

Effective 5/1/19, the Fund changed its name (now known as Hartford Multi-Asset Income and Growth Fund), investment objective, principal investment strategy and benchmarks. The information in this report is as of 4/30/19 and therefore, does not reflect these changes unless otherwise noted. For more information, please see the Fund’s most recent prospectus.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Years	10 Years
Class A2	5.77%	6.32%	6.31%	10.18%
Class A3	-0.04%	0.48%	5.11%	9.55%
Class C2	5.38%	5.55%	5.56%	9.39%
Class C3	4.40%	4.57%	5.56%	9.39%
Class I2	5.94%	6.66%	6.56%	10.31%
Class R3[2]	5.66%	6.05%	6.03%	9.91%
Class R4[2]	5.76%	6.30%	6.33%	10.23%
Class R5[2]	5.96%	6.64%	6.65%	10.56%
Class R6[2]	6.02%	6.77%	6.73%	10.64%
Class Y2	5.94%	6.67%	6.71%	10.63%
Class F2	6.02%	6.78%	6.61%	10.33%
60% S&P 500 Index/ 35% Bloomberg Barclays Government/Credit Bond Index/ 5% ICE BofAML US 3-Month Treasury Bill Index[4]	8.15%	10.37%	8.02%	10.67%
S&P 500 Index	9.76%	13.49%	11.63%	15.32%
Bloomberg Barclays Government/Credit Bond Index	5.74%	5.43%	2.63%	3.91%
ICE BofAML US 3-Month Treasury Bill Index	1.18%	2.18%	0.78%	0.45%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Calculated by Hartford Funds Management Company, LLC

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 3/31/15. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on 2/28/18. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 3/31/15 through 2/27/17 and Class A shares (excluding sales charges) prior to 3/31/15.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*

	Gross	Net
Class A	1.02%	1.02%
Class C	1.73%	1.73%
Class I	0.69%	0.69%
Class R3	1.34%	1.34%
Class R4	1.04%	1.04%
Class R5	0.74%	0.74%
Class R6	0.62%	0.62%
Class Y	0.71%	0.68%
Class F	0.62%	0.62%

*

Expenses as shown in the Fund’s prospectus dated March 1, 2019. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. The Fund filed an updated prospectus with the U.S. Securities and Exchange Commission on 5/1/19 that reflected modifications to the Fund’s operating expenses. The gross expense ratios shown in the 5/1/19 prospectus are as follows: 1.05% (Class A), 1.76% (Class C), 0.72% (Class I), 1.37% (Class R3), 1.07% (Class R4), 0.77% (Class R5), 0.65% (Class R6), 0.74% (Class Y), and 0.65% (Class F). The net expense ratios shown in the 5/1/19 prospectus are as follows: 1.05% (Class A), 1.76% (Class C), 0.72% (Class I), 1.37% (Class R3), 1.07% (Class R4), 0.77% (Class R5), 0.65% (Class R6), 0.71% (Class Y), and 0.65% (Class F). Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 05/01/20 unless the Fund’s Board of Directors approves an earlier termination. The expenses shown in the 5/1/19 prospectus include estimated acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Mortgage related- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government.

2

The Hartford Balanced Fund*

Fund Overview – (continued)

April 30, 2019 (Unaudited)

Composition by Security Type(1)

as of April 30, 2019

Category	Percentage of Net Assets
Equity Securities
Common Stocks	59.4%
Preferred Stocks	0.1
Rights	0.0 *

Total	59.5%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	3.9
Corporate Bonds	25.3
Foreign Government Obligations	0.8
Municipal Bonds	0.9
U.S. Government Agencies	0.7
U.S. Government Securities	7.9

Total	39.5%

Short-Term Investments	2.4
Other Assets & Liabilities	(1.4)

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

3

The Hartford Balanced Income Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 7/31/2006 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income with growth of capital as a secondary objective.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Years	10 Years
Class A2	7.99%	7.97%	5.93%	10.38%
Class A3	2.05%	2.03%	4.74%	9.75%
Class C2	7.62%	7.19%	5.15%	9.56%
Class C3	6.62%	6.19%	5.15%	9.56%
Class I2	8.12%	8.24%	6.18%	10.63%
Class R3[2]	7.83%	7.60%	5.59%	10.13%
Class R4[2]	8.00%	7.94%	5.91%	10.42%
Class R5[2]	8.14%	8.24%	6.19%	10.68%
Class R6[2]	8.08%	8.31%	6.26%	10.80%
Class Y2	8.12%	8.33%	6.26%	10.80%
Class F2	8.16%	8.32%	6.24%	10.66%
45% Russell 1000 Value Index/ 44% Bloomberg Barclays Corporate Index/ 5.5% JP Morgan Emerging Markets Bond Index Plus/ 5.5% Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index[4]	7.61%	7.77%	5.92%	10.09%
Russell 1000 Value Index	7.90%	9.06%	8.27%	13.76%
Bloomberg Barclays Corporate Index	7.10%	6.50%	3.58%	6.36%
JP Morgan Emerging Markets Bond Index Plus	6.92%	3.41%	3.97%	7.05%
Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index	5.54%	6.74%	4.85%	10.13%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Calculated by Hartford Funds Management Company, LLC

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Classes R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 2/26/10 through 2/27/17 and Class A shares (excluding sales charges) prior to 2/26/10.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*

	Gross	Net
Class A	0.90%	0.90%
Class C	1.65%	1.65%
Class I	0.65%	0.65%
Class R3	1.28%	1.28%
Class R4	0.98%	0.98%
Class R5	0.68%	0.68%
Class R6	0.58%	0.58%
Class Y	0.68%	0.67%
Class F	0.57%	0.57%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Security Type(1)

as of April 30, 2019

Category	Percentage of Net Assets
Equity Securities
Common Stocks	42.8%
Escrows	0.0 *
Preferred Stocks	0.0 *

Total	42.8%

Fixed Income Securities
Convertible Bonds	0.1
Corporate Bonds	47.4
Foreign Government Obligations	3.7
Municipal Bonds	0.0 *
Senior Floating Rate Interests	0.3
U.S. Government Securities	1.4

Total	52.9%

Short-Term Investments	4.1
Other Assets & Liabilities	0.2

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

4

The Hartford Checks and Balances Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 5/31/2007 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks long-term capital appreciation and income.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Years	10 Years
Class A2	9.20%	9.85%	7.20%	10.40%
Class A3	3.20%	3.81%	6.00%	9.78%
Class C2	8.80%	9.02%	6.40%	9.57%
Class C3	7.81%	8.03%	6.40%	9.57%
Class I2	9.43%	10.22%	7.47%	10.68%
Class R3[2]	9.04%	9.49%	6.82%	10.01%
Class R4[2]	9.19%	9.79%	7.15%	10.34%
Class R5[2]	9.41%	10.16%	7.47%	10.69%
Class F2	9.49%	10.32%	7.52%	10.71%
33.4% Russell 3000 Index/ 33.3% S&P 500 Index/ 33.3% Bloomberg Barclays U.S. Aggregate Bond Index[4]	8.56%	10.77%	8.56%	11.54%
Russell 3000 Index	9.71%	12.68%	11.20%	15.29%
S&P 500 Index	9.76%	13.49%	11.63%	15.32%
Bloomberg Barclays U.S. Aggregate Bond Index	5.49%	5.29%	2.57%	3.72%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Calculated by Hartford Funds Management Company, LLC

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

Operating Expenses*

	Gross	Net
Class A	0.95%	0.95%
Class C	1.72%	1.72%
Class I	0.70%	0.70%
Class R3	1.33%	1.33%
Class R4	1.03%	1.03%
Class R5	0.73%	0.73%
Class F	0.61%	0.61%

*

Expenses as shown in the Fund’s most recent prospectus. Gross and Net expenses are the same. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Since the Fund is not actively managed, it may underperform actively managed funds during certain markets. • The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the investment manager’s allocation among those underlying funds. The Fund is subject to the risks of the underlying funds in direct proportion to the amount of assets it invests in each underlying fund. The underlying funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign and emerging-markets securities, fixed-income securities (which carry credit, liquidity, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage related- and asset-backed securities, and derivatives.

Asset Allocation(1)

as of April 30, 2019 (Unaudited)

Fund Type	Percentage of Net Assets
Domestic Equity Funds	67.1%
Taxable Fixed Income Funds	32.8
Short-Term Investments	0.2
Other Assets & Liabilities	(0.1)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

5

The Hartford Conservative Allocation Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 5/28/2004 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks current income and long-term capital appreciation.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Years	10 Years
Class A2	6.16%	4.72%	2.41%	5.62%
Class A3	0.32%	-1.04%	1.26%	5.03%
Class C2	5.78%	3.81%	1.65%	4.84%
Class C3	4.78%	2.81%	1.65%	4.84%
Class I2	6.26%	4.93%	2.70%	5.90%
Class R3[2]	5.97%	4.34%	2.13%	5.28%
Class R4[2]	6.09%	4.66%	2.45%	5.61%
Class R5[2]	6.34%	5.01%	2.76%	5.93%
Class F2	6.29%	4.96%	2.73%	5.92%
65% Bloomberg Barclays U.S. Aggregate Bond Index/ 25% Russell 3000 Index/ 10% MSCI All Country World (ACWI) ex USA Index (Net)[4]	7.11%	6.51%	4.88%	7.16%
Bloomberg Barclays U.S. Aggregate Bond Index	5.49%	5.29%	2.57%	3.72%
Russell 3000 Index	9.71%	12.68%	11.20%	15.29%
MSCI All Country World (ACWI) ex USA Index (Net)	9.12%	-3.23%	2.83%	7.75%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Calculated by Hartford Funds Management Company, LLC

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-advisers, Hartford Investment Management Company and Wellington Management Company LLP (“Wellington Management”). For the period 6/4/12 through 11/30/15, Wellington Management served as the sub-adviser to the Fund, using a modified investment strategy. Prior to 6/4/12, Hartford Investment Management Company served as the sub-adviser to the Fund, using a modified investment strategy.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*

	Gross	Net
Class A	1.18%	1.18%
Class C	1.94%	1.94%
Class I	0.95%	0.94%
Class R3	1.53%	1.44%
Class R4	1.23%	1.14%
Class R5	0.93%	0.84%
Class F	0.81%	0.81%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the investment manager’s allocation among those underlying funds. The Fund is subject to the risks of the underlying funds, in direct proportion to the amount of assets it invests in each underlying fund. The underlying funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign and emerging-markets securities, fixed-income securities (which carry credit, liquidity, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage related- and asset-backed securities, and derivatives.

Asset Allocation(1)

as of April 30, 2019 (Unaudited)

Fund Type	Percentage of Net Assets
Domestic Equity Funds	27.3%
International/Global Equity Funds	8.2
Multi-Strategy Funds	2.0
Taxable Fixed Income Funds	62.4
Short-Term Investments	0.2
Other Assets & Liabilities	(0.1)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

6

The Hartford Global All-Asset Fund (consolidated)

Fund Overview

April 30, 2019 (Unaudited)

Inception 5/28/2010 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide long-term total return.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 month[1]	1 Year	5 Years	Since Inception[2]
Class A3	7.50%	0.10%	3.83%	5.53%
Class A4	1.59%	-5.40%	2.66%	4.87%
Class C3	7.14%	-0.64%	3.04%	4.75%
Class C4	6.16%	-1.55%	3.04%	4.75%
Class I3	7.73%	0.36%	4.11%	5.81%
Class R3[3]	7.45%	-0.15%	3.54%	5.25%
Class R4[3]	7.50%	0.01%	3.86%	5.57%
Class R5[3]	7.64%	0.31%	4.01%	5.78%
Class R6[3]	7.72%	0.55%	4.21%	5.91%
Class Y3	7.80%	0.52%	4.20%	5.90%
Class F3	7.66%	0.38%	4.13%	5.83%
60% MSCI All Country World (ACWI) Index (Net)/ 40% Bloomberg Barclays Global Aggregate Bond Hedged USD Index[5]	7.80%	5.45%	5.73%	7.44%
MSCI All Country World (ACWI) Index (Net)	9.37%	5.06%	6.96%	9.66%
Bloomberg Barclays Global Aggregate Bond Hedged USD Index	5.05%	5.39%	3.51%	3.67%

[1]	Not Annualized
[2]	Inception: 05/28/2010
[3]	Without sales charge
[4]	With sales charge
[5]	Calculated by Hartford Funds Management Company, LLC

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 2/28/18. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*

	Gross	Net
Class A	1.27%	1.24%
Class C	2.01%	1.99%
Class I	0.98%	0.94%
Class R3	1.61%	1.46%
Class R4	1.31%	1.16%
Class R5	1.01%	0.86%
Class R6	0.90%	0.74%
Class Y	0.98%	0.80%
Class F	0.89%	0.74%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement or fee waiver arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. The expense reimbursement arrangement remains in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. The fee waiver remains in effect as long as the Fund remains invested in the subsidiary. Expenses shown include acquired fund fees and expenses and expenses of the Fund’s wholly-owned Cayman Islands subsidiary fund. Actual expenses may be higher or lower. Please see accompanying Consolidated Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds can have a greater risk of price volatility illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Commodities may be more volatile than investments in traditional securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • By investing in a Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with a non U.S. subsidiary and its investments.

7

The Hartford Global All-Asset Fund (consolidated)

Fund Overview – (continued)

April 30, 2019 (Unaudited)

Composition by Security Type(1)

as of April 30, 2019

Category	Percentage of Net Assets
Equity Securities
Common Stocks	48.4%
Exchange-Traded Funds	9.9
Preferred Stocks	0.2

Total	58.5%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	4.7
Convertible Bonds	0.3
Corporate Bonds	2.7
Foreign Government Obligations	13.6
U.S. Government Agencies	2.9
U.S. Government Securities	4.3

Total	28.5%

Short-Term Investments	14.9
Purchased Options	0.2
Other Assets & Liabilities	(2.1)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

8

The Hartford Global Real Asset Fund (consolidated)

Fund Overview

April 30, 2019 (Unaudited)

Inception 5/28/2010 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Years	Since Inception[2]
Class A3	2.31%	-4.78%	-2.09%	-0.09%
Class A4	3.32%	-10.01%	-3.19%	-0.72%
Class C3	1.92%	-5.49%	-2.81%	-0.83%
Class C4	0.92%	-6.43%	-2.81%	-0.83%
Class I3	2.51%	-4.49%	-1.80%	0.18%
Class R3[3]	2.27%	-5.08%	-2.32%	-0.33%
Class R4[3]	2.42%	-4.67%	-2.01%	-0.03%
Class R5[3]	2.49%	-4.51%	-1.78%	0.22%
Class Y3	2.61%	-4.40%	-1.73%	0.27%
Class F3	2.49%	-4.51%	-1.80%	0.18%
55% MSCI All Country World (ACWI) Commodity Producers Index (Net)/ 35% Bloomberg Barclays U.S. TIPS 1-10 Year Index/ 10% Bloomberg Commodity Index Total Return[5]	2.58%	-1.68%	-1.17%	1.45%
MSCI All Country World (ACWI) Commodity Producers Index (Net)	2.41%	-4.06%	-1.85%	1.35%
Bloomberg Barclays U.S. TIPS 1-10 Year Index	3.76%	3.30%	1.39%	2.24%
Bloomberg Commodity Index Total Return	-1.97%	-8.03%	-9.43%	-4.36%

[1]	Not Annualized
[2]	Inception: 05/28/2010
[3]	Without sales charge
[4]	With sales charge
[5]	Calculated by Hartford Funds Management Company, LLC

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*

	Gross	Net
Class A	1.58%	1.27%
Class C	2.33%	2.02%
Class I	1.20%	1.02%
Class R3	1.85%	1.52%
Class R4	1.56%	1.22%
Class R5	1.24%	0.97%
Class Y	1.22%	0.92%
Class F	1.13%	0.92%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement or fee waiver arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. The expense reimbursement arrangement remains in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. The fee waiver remains in effect as long as the Fund remains invested in the subsidiary. Expenses shown include acquired fund fees and expenses and expenses of the Fund’s wholly-owned Cayman Islands subsidiary fund. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Investments in the commodities market and the natural-resource industry may increase the Fund’s liquidity risk, volatility and risk of loss if adverse developments occur. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • The value of inflation-protected securities (IPS) generally fluctuates with changes in real interest rates, and the market for IPS may be less developed or liquid, and more volatile, than other securities markets. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • By investing in a Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with a non-U.S. subsidiary and its investments.

9

The Hartford Global Real Asset Fund (consolidated)

Fund Overview – (continued)

April 30, 2019 (Unaudited)

Composition by Security Type(1)

as of April 30, 2019

Category	Percentage of Net Assets
Equity Securities
Common Stocks	65.8%
Exchange-Traded Funds	4.0
Preferred Stocks	0.2

Total	70.0%

Fixed Income Securities
Convertible Bonds	0.0 *
Corporate Bonds	0.5
Foreign Government Obligations	2.1
U.S. Government Securities	21.0

Total	23.6%

Short-Term Investments	6.2
Purchased Options	0.0 *
Other Assets & Liabilities	0.2

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

10

The Hartford Growth Allocation Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 5/28/2004 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks long-term capital appreciation.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Years	10 Years
Class A2	8.27%	5.47%	5.08%	9.59%
Class A3	2.31%	-0.33%	3.90%	8.97%
Class C2	7.78%	4.69%	4.30%	8.79%
Class C3	6.78%	3.69%	4.30%	8.79%
Class I2	8.38%	5.82%	5.41%	9.95%
Class R3[2]	8.05%	5.11%	4.74%	9.27%
Class R4[2]	8.25%	5.44%	5.06%	9.60%
Class R5[2]	8.38%	5.75%	5.38%	9.93%
Class F2	8.48%	5.93%	5.46%	9.98%
55% Russell 3000 Index/ 25% MSCI All Country World (ACWI) ex USA Index (Net)/ 20% Bloomberg Barclays U.S. Aggregate Bond Index[4]	8.89%	7.30%	7.47%	11.22%
Russell 3000 Index	9.71%	12.68%	11.20%	15.29%
MSCI All Country World (ACWI) ex USA Index (Net)	9.12%	-3.23%	2.83%	7.75%
Bloomberg Barclays U.S. Aggregate Bond Index	5.49%	5.29%	2.57%	3.72%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Calculated by Hartford Funds Management Company, LLC

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous subadvisers, Hartford Investment Management Company and Wellington Management Company LLP (“Wellington Management”). For the period 6/4/12 through 5/31/14, Wellington Management served as the sub-adviser to the Fund, using a modified investment strategy. Prior to 6/4/12, Hartford Investment Management Company served as the sub-adviser to the Fund, using a modified investment strategy.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

Operating Expenses*

	Gross	Net
Class A	1.17%	1.17%
Class C	1.93%	1.93%
Class I	0.87%	0.87%
Class R3	1.50%	1.50%
Class R4	1.19%	1.19%
Class R5	0.89%	0.89%
Class F	0.78%	0.78%

*

Expenses as shown in the Fund’s most recent prospectus. Gross and Net expenses are the same. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the investment manager’s allocation among those underlying funds. The Fund is subject to the risks of the underlying funds, in direct proportion to the amount invested in each underlying fund. The underlying funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign securities, emerging-market securities, fixed-income securities (which carry credit, liquidity, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage related- and asset-backed securities, and derivatives.

Asset Allocation(1)

as of April 30, 2019 (Unaudited)

Fund Type	Percentage of Net Assets
Domestic Equity Funds	59.2%
International/Global Equity Funds	21.0
Multi-Strategy Funds	3.5
Taxable Fixed Income Funds	16.2
Short-Term Investments	0.2
Other Assets & Liabilities	(0.1)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

11

Hartford Moderate Allocation Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 5/28/2004 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks long-term capital appreciation and income.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	5 Years	10 Years
Class A2	7.32%	4.92%	3.90%	7.60%
Class A3	1.42%	-0.85%	2.73%	6.99%
Class C2	6.92%	4.12%	3.14%	6.81%
Class C3	5.92%	3.15%	3.14%	6.81%
Class I2	7.50%	5.19%	4.22%	7.92%
Class R3[2]	7.13%	4.52%	3.54%	7.23%
Class R4[2]	7.25%	4.85%	3.85%	7.56%
Class R5[2]	7.53%	5.22%	4.18%	7.88%
Class F2	7.50%	5.28%	4.25%	7.94%
40% Bloomberg Barclays U.S. Aggregate Bond Index/ 40% Russell 3000 Index/ 20% MSCI All Country World (ACWI) ex USA Index (Net)[4]	8.13%	6.74%	6.21%	9.33%
Bloomberg Barclays U.S. Aggregate Bond Index	5.49%	5.29%	2.57%	3.72%
Russell 3000 Index	9.71%	12.68%	11.20%	15.29%
MSCI All Country World (ACWI) ex USA Index (Net)	9.12%	-3.23%	2.83%	7.75%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Calculated by Hartford Funds Management Company, LLC

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous subadvisers, Hartford Investment Management Company and Wellington Management Company LLP (“Wellington Management”). For the period 6/4/12 through 11/30/15, Wellington Management served as the sub-adviser to the Fund, using a modified investment strategy. Prior to 6/4/12, Hartford Investment Management Company served as the sub-adviser to the Fund, using a modified investment strategy.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

Operating Expenses*

	Gross	Net
Class A	1.14%	1.14%
Class C	1.89%	1.89%
Class I	0.86%	0.86%
Class R3	1.48%	1.48%
Class R4	1.19%	1.19%
Class R5	0.88%	0.88%
Class F	0.77%	0.77%

*

Expenses as shown in the Fund’s most recent prospectus. Gross and Net expenses are the same. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the investment manager’s allocation among those underlying funds. The Fund is subject to the risks of the underlying funds, in direct proportion to the amount it invests in each underlying fund. The underlying funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign securities, emerging-market securities, fixed-income securities (which carry credit, liquidity, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage related- and asset-backed securities, and derivatives.

Asset Allocation(1)

as of April 30, 2019 (Unaudited)

Fund Type	Percentage of Net Assets
Domestic Equity Funds	44.9%
International/Global Equity Funds	15.8
Multi-Strategy Funds	3.0
Taxable Fixed Income Funds	36.1
Short-Term Investments	0.2
Other Assets & Liabilities	0.0 *

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

12

Hartford Multi-Asset Income Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 4/30/2014 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide a high level of current income consistent with growth of capital.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Month[1]	1 Year	5 Year	Since Inception[4]
Class A2	5.44%	3.85%	3.38%	3.38%
Class A3	0.69%	-0.83%	2.43%	2.43%
Class C2	5.02%	3.16%	2.65%	2.65%
Class C3	4.02%	2.19%	2.65%	2.65%
Class I2	5.39%	4.00%	3.56%	3.56%
Class R3[2]	5.41%	3.92%	3.18%	3.18%
Class R4[2]	5.46%	3.87%	3.37%	3.37%
Class R5[2]	5.52%	3.99%	3.52%	3.52%
Class Y2	5.58%	4.11%	3.63%	3.63%
Class F2	5.57%	4.10%	3.61%	3.61%
Class R6[2]	5.54%	4.07%	3.62%	3.62%
55% Bloomberg Barclays U.S. Aggregate Bond Index/ 45% S&P 500 Index[5]	7.66%	9.26%	6.74%	6.80%
Bloomberg Barclays U.S Aggregate Bond Index	5.49%	5.29%	2.57%	2.57%
S&P 500 Index	9.76%	13.49%	11.63%	11.63%
30% MSCI All Country World (ACWI) Index (Net)/ 23.4% ICE BofAML Global High Yield Constrained Index/ 23.3% S&P/LSTA Leveraged Loan Index/ 23.3% JP Morgan Emerging Markets Bond Index Plus[5]	6.29%	4.51%	4.69%	4.99%
MSCI All Country World (ACWI) Index (Net)	9.37%	5.06%	6.96%	6.96%
ICE BofAML Global High Yield Constrained Index	5.58%	4.45%	3.97%	3.97%
S&P/LSTA Leveraged Loan Index	2.09%	4.23%	3.94%	3.94%
JP Morgan Emerging Markets Bond Index Plus	6.92%	3.41%	3.97%	3.97%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Inception: 04/30/2014
[5]	Calculated by Hartford Funds Management Company, LLC

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

Class R6 shares commenced operations on 2/28/19. Performance prior to that date is that of the Fund’s Class Y shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Effective 7/31/18, the Fund changed its benchmarks to Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index and its blended benchmark to 55%

Bloomberg Barclays U.S. Aggregate Bond Index/ 45% S&P 500 Index. The Fund’s former blended benchmark was the 30% MSCI All Country World (ACWI) Index (Net)/ 23.4% ICE BofAML Global High Yield Constrained Index/ 23.3% S&P/LSTA Leveraged Loan Index/ 23.3% JP Morgan Emerging Markets Bond Index Plus. The Fund changed its benchmarks because Hartford Funds Management Company, LLC (the “Investment Manager”) believes that the new benchmarks better reflect the Fund’s investment strategy.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*

	Gross	Net
Class A	1.22%	1.08%
Class C	2.00%	1.83%
Class I	0.99%	0.78%
Class R3	1.63%	1.34%
Class R4	1.33%	1.04%
Class R5	1.03%	0.74%
Class R6	0.91%	0.62%
Class Y	1.02%	0.68%
Class F	0.91%	0.62%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Investments in Equity Linked Notes (ELNs) are subject to interest, credit, management, counterparty, liquidity, and market risks, and as applicable, foreign security and currency risks. • Mortgage related- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Restricted securities may be more difficult to sell and price than other securities.

13

Hartford Multi-Asset Income Fund

Fund Overview – (continued)

April 30, 2019 (Unaudited)

Composition by Security Type(1)

as of April 30, 2019

Category	Percentage of Net Assets
Equity Securities
Common Stocks	19.4%
Convertible Preferred Stocks	0.0 *
Equity Linked Securities	11.5
Escrows	0.0 *
Exchange-Traded Funds	4.2
Preferred Stocks	0.1
Warrants	0.0 *

Total	35.2%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	1.9
Convertible Bonds	2.3
Corporate Bonds	23.5
Foreign Government Obligations	7.6
Municipal Bonds	0.5
Senior Floating Rate Interests	12.6
U.S. Government Agencies	1.6
U.S. Government Securities	2.3

Total	52.3%

Short-Term Investments	14.4
Purchased Options	0.3
Other Assets & Liabilities	(2.2)

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

14

Hartford Multi-Strategy Funds

Benchmark Glossary (Unaudited)

Bloomberg Barclays Corporate Index (reflects no deduction for fees, expenses or taxes) is the Corporate component of the U.S. Credit Index within the Bloomberg Barclays U.S. Aggregate Bond Index.

Bloomberg Barclays Global Aggregate Bond Hedged USD Index (reflects no deduction for fees, expenses or taxes) provides a broad-based measure of the global investment-grade fixed-income markets.

Bloomberg Barclays Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes) is designed to measure the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that are Securities and Exchange Commission registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index (reflects no deduction for fees, expenses or taxes) is the 2% issuer cap component of the Bloomberg Barclays U.S. High Yield Index, which is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and non convertible debt registered with the Securities and Exchange Commission.

Bloomberg Barclays U.S. TIPS 1-10 Year Index (reflects no deduction for fees, expenses or taxes) represents U.S. Treasury inflation-protected securities having a maturity of at least 1 year and less than 10 years.

Bloomberg Commodity Index Total Return (reflects no deduction for fees, expenses or taxes) is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index (“BCOM”). This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury bills.

ICE BofAML Global High Yield Constrained Index (reflects no deduction for fees, expenses or taxes) contains all securities in the ICE BofAML Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.

ICE BofAML US 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes) is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

JP Morgan Emerging Markets Bond Index Plus (reflects no deduction for fees, expenses or taxes) is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets.

MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets and emerging markets countries.

MSCI ACWI Commodity Producers Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI Index, the parent index, which covers mid and large cap securities across developed market and emerging market countries.

MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets (excluding the United States) and emerging market countries.

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.

Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.

S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes) is a market-value-weighted index that is designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg

15

Hartford Multi-Strategy Funds

Benchmark Glossary (Unaudited) – (continued)

Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

16

Hartford Multi-Strategy Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of November 1, 2018 through April 30, 2019, except as indicated below. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (front-end sales loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class’ annualized expense ratio multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses paid during the period November 1, 2018 through April 30, 2019	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses paid during the period November 1, 2018 through April 30, 2019	Annualized expense ratio
The Hartford Balanced Fund

Class A	$1,000.00	$1,057.70	$5.15	$1,000.00	$1,019.79	$5.06	1.01%
Class C	$1,000.00	$1,053.80	$8.96	$1,000.00	$1,016.07	$8.80	1.76%
Class I	$1,000.00	$1,059.40	$3.47	$1,000.00	$1,021.42	$3.41	0.68%
Class R3	$1,000.00	$1,056.60	$6.48	$1,000.00	$1,018.50	$6.36	1.27%
Class R4	$1,000.00	$1,057.60	$5.31	$1,000.00	$1,019.64	$5.21	1.04%
Class R5	$1,000.00	$1,059.60	$3.78	$1,000.00	$1,021.13	$3.71	0.74%
Class R6	$1,000.00	$1,060.20	$3.17	$1,000.00	$1,021.72	$3.11	0.62%
Class Y(1)	$1,000.00	$1,059.40	$3.42	$1,000.00	$1,021.47	$3.36	0.67%
Class F	$1,000.00	$1,060.20	$3.17	$1,000.00	$1,021.72	$3.11	0.62%

The Hartford Balanced Income Fund

Class A	$1,000.00	$1,079.90	$4.69	$1,000.00	$1,020.28	$4.56	0.91%
Class C	$1,000.00	$1,076.20	$8.55	$1,000.00	$1,016.56	$8.30	1.66%
Class I	$1,000.00	$1,081.20	$3.41	$1,000.00	$1,021.52	$3.31	0.66%
Class R3	$1,000.00	$1,078.30	$6.54	$1,000.00	$1,018.50	$6.36	1.27%
Class R4	$1,000.00	$1,080.00	$5.00	$1,000.00	$1,019.98	$4.86	0.97%
Class R5	$1,000.00	$1,081.40	$3.51	$1,000.00	$1,021.42	$3.41	0.68%
Class R6	$1,000.00	$1,080.80	$2.99	$1,000.00	$1,021.92	$2.91	0.58%
Class Y(2)	$1,000.00	$1,081.20	$3.30	$1,000.00	$1,021.62	$3.21	0.64%
Class F	$1,000.00	$1,081.60	$2.99	$1,000.00	$1,021.92	$2.91	0.58%

17

Hartford Multi-Strategy Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses paid during the period November 1, 2018 through April 30, 2019	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses paid during the period November 1, 2018 through April 30, 2019	Annualized expense ratio
The Hartford Checks and Balances Fund

Class A	$1,000.00	$1,092.00	$1.97	$1,000.00	$1,022.91	$1.91	0.38%
Class C	$1,000.00	$1,088.00	$6.11	$1,000.00	$1,018.94	$5.91	1.18%
Class I	$1,000.00	$1,094.30	$0.68	$1,000.00	$1,024.15	$0.65	0.13%
Class R3	$1,000.00	$1,090.40	$3.89	$1,000.00	$1,021.08	$3.76	0.75%
Class R4	$1,000.00	$1,091.90	$2.28	$1,000.00	$1,022.61	$2.21	0.44%
Class R5	$1,000.00	$1,094.10	$0.42	$1,000.00	$1,024.40	$0.40	0.08%
Class F	$1,000.00	$1,094.90	$0.21	$1,000.00	$1,024.60	$0.20	0.04%

The Hartford Conservative Allocation Fund

Class A	$1,000.00	$1,061.60	$3.02	$1,000.00	$1,021.87	$2.96	0.59%
Class C	$1,000.00	$1,057.80	$7.30	$1,000.00	$1,017.70	$7.15	1.43%
Class I	$1,000.00	$1,062.60	$1.79	$1,000.00	$1,023.06	$1.76	0.35%
Class R3	$1,000.00	$1,059.70	$4.75	$1,000.00	$1,020.18	$4.66	0.93%
Class R4	$1,000.00	$1,060.90	$3.22	$1,000.00	$1,021.67	$3.16	0.63%
Class R5	$1,000.00	$1,063.40	$1.69	$1,000.00	$1,023.16	$1.66	0.33%
Class F	$1,000.00	$1,062.90	$1.23	$1,000.00	$1,023.60	$1.20	0.24%

The Hartford Global All-Asset Fund (consolidated)

Class A	$1,000.00	$1,075.00	$5.61	$1,000.00	$1,019.39	$5.46	1.09%
Class C	$1,000.00	$1,071.40	$9.45	$1,000.00	$1,015.67	$9.20	1.84%
Class I	$1,000.00	$1,077.30	$4.17	$1,000.00	$1,020.78	$4.06	0.81%
Class R3	$1,000.00	$1,074.50	$7.20	$1,000.00	$1,017.85	$7.00	1.40%
Class R4	$1,000.00	$1,075.00	$5.71	$1,000.00	$1,019.29	$5.56	1.11%
Class R5	$1,000.00	$1,076.40	$4.12	$1,000.00	$1,020.83	$4.01	0.80%
Class R6	$1,000.00	$1,077.20	$3.55	$1,000.00	$1,021.37	$3.46	0.69%
Class Y	$1,000.00	$1,078.00	$3.81	$1,000.00	$1,021.13	$3.71	0.74%
Class F	$1,000.00	$1,076.60	$3.55	$1,000.00	$1,021.37	$3.46	0.69%

The Hartford Global Real Asset Fund (consolidated)

Class A	$1,000.00	$1,023.10	$6.27	$1,000.00	$1,018.60	$6.26	1.25%
Class C	$1,000.00	$1,019.20	$10.01	$1,000.00	$1,014.88	$9.99	2.00%
Class I	$1,000.00	$1,025.10	$4.87	$1,000.00	$1,019.98	$4.86	0.97%
Class R3	$1,000.00	$1,022.70	$7.52	$1,000.00	$1,017.36	$7.50	1.50%
Class R4	$1,000.00	$1,024.20	$6.02	$1,000.00	$1,018.84	$6.01	1.20%
Class R5	$1,000.00	$1,024.90	$4.77	$1,000.00	$1,020.08	$4.76	0.95%
Class Y	$1,000.00	$1,026.10	$4.52	$1,000.00	$1,020.33	$4.51	0.90%
Class F	$1,000.00	$1,024.90	$4.52	$1,000.00	$1,020.33	$4.51	0.90%

The Hartford Growth Allocation Fund

Class A	$1,000.00	$1,082.70	$2.79	$1,000.00	$1,022.12	$2.71	0.54%
Class C	$1,000.00	$1,077.80	$7.11	$1,000.00	$1,017.95	$6.90	1.38%
Class I	$1,000.00	$1,083.80	$1.24	$1,000.00	$1,023.60	$1.20	0.24%
Class R3	$1,000.00	$1,080.50	$4.49	$1,000.00	$1,020.48	$4.36	0.87%
Class R4	$1,000.00	$1,082.50	$2.89	$1,000.00	$1,022.02	$2.81	0.56%
Class R5	$1,000.00	$1,083.80	$1.29	$1,000.00	$1,023.56	$1.25	0.25%
Class F	$1,000.00	$1,084.80	$0.78	$1,000.00	$1,024.05	$0.75	0.15%

Hartford Moderate Allocation Fund

Class A	$1,000.00	$1,073.20	$2.72	$1,000.00	$1,022.17	$2.66	0.53%
Class C	$1,000.00	$1,069.20	$7.03	$1,000.00	$1,018.00	$6.85	1.37%
Class I	$1,000.00	$1,075.00	$1.34	$1,000.00	$1,023.51	$1.30	0.26%
Class R3	$1,000.00	$1,071.30	$4.47	$1,000.00	$1,020.48	$4.36	0.87%
Class R4	$1,000.00	$1,072.50	$2.88	$1,000.00	$1,022.02	$2.81	0.56%
Class R5	$1,000.00	$1,075.30	$1.39	$1,000.00	$1,023.46	$1.35	0.27%
Class F	$1,000.00	$1,075.00	$0.82	$1,000.00	$1,024.00	$0.80	0.16%

18

Hartford Multi-Strategy Funds

Expense Examples (Unaudited) – (continued)

	Actual Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses paid during the period November 1, 2018 through April 30, 2019		Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses paid during the period November 1, 2018 through April 30, 2019		Annualized expense ratio
Hartford Multi-Asset Income Fund

Class A	$1,000.00	$1,054.40	$3.97		$1,000.00	$1,020.93	$3.91		0.78%
Class C	$1,000.00	$1,050.20	$7.68		$1,000.00	$1,017.31	$7.55		1.51%
Class I	$1,000.00	$1,053.90	$3.51		$1,000.00	$1,021.37	$3.46		0.69%
Class R3	$1,000.00	$1,054.10	$3.92		$1,000.00	$1,020.98	$3.86		0.77%
Class R4	$1,000.00	$1,054.60	$3.72		$1,000.00	$1,021.18	$3.66		0.73%
Class R5	$1,000.00	$1,055.20	$3.52		$1,000.00	$1,021.37	$3.46		0.69%
Class R6(3)	$1,000.00	$1,027.70	$0.98	(4)	$1,000.00	$1,021.90	$2.91	(5)	0.58%
Class Y	$1,000.00	$1,055.80	$3.01		$1,000.00	$1,021.87	$2.96		0.59%
Class F	$1,000.00	$1,055.70	$3.01		$1,000.00	$1,021.87	$2.96		0.59%

(1)

Effective May 1, 2019, a new transfer agency fee arrangement was implemented. Had the new arrangement been in effect during the period, the annualized expense ratio would have been 0.67%, and the expenses paid in the actual and hypothetical examples would have been $3.42 and $3.36, respectively.

(2)

Effective May 1, 2019, a new transfer agency fee arrangement was implemented. Had the new arrangement been in effect during the period, the annualized expense ratio would have been 0.64%, and the expenses paid in the actual and hypothetical examples would have been $3.30 and $3.21, respectively.

(3)	Inception date of Class R6 shares was February 28, 2019.
(4)	Expenses paid during the period February 28, 2019 through April 30, 2019.
(5)

Please note that while Class R6 shares commenced operations on February 28, 2019, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period November 1, 2018 to April 30, 2019.

19

The Hartford Balanced Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 59.4%
	Automobiles & Components - 0.5%
346,390	Astra International Tbk PT	$185,429
81,030	BAIC Motor Corp. Ltd. Class H(1)	56,880
50,640	Dongfeng Motor Group Co., Ltd. Class H	49,198
182	Hyundai Mobis Co., Ltd.	36,305
688	Hyundai Motor Co.	81,666
3,332	Kia Motors Corp.	129,161
26,143	Volkswagen AG	4,564,622

		5,103,261

	Banks - 6.1%
41,122	ABN Amro Group N.V.(1)(2)	968,517
659,691	Agricultural Bank of China Ltd. Class H	304,900
30,992	AMMB Holdings Bhd	33,505
1,117	Axis Bank Ltd. GDR*	60,765
7,987	Banco do Brasil S.A.*	101,195
14,153	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand Class B	23,763
10,156	Bangkok Bank PCL NVDR	64,617
485,340	Bank of America Corp.	14,841,697
861,636	Bank of China Ltd. Class H	411,435
179,473	Bank of Communications Co., Ltd. Class H	151,372
445,033	Bank Rakyat Indonesia Persero Tbk PT	136,828
8,628	BNK Financial Group, Inc.	51,777
230,888	China CITIC Bank Corp. Ltd. Class H	148,152
309,063	China Construction Bank Corp. Class H	272,459
31,211	China Merchants Bank Co., Ltd. Class H	154,463
170,027	China Minsheng Banking Corp. Ltd. Class H	127,784
195,390	Citigroup, Inc.	13,814,073
26,806	Grupo Financiero Banorte S.A.B. de C.V. Class O	169,848
4,499	Hana Financial Group, Inc.	141,902
2,592	ICICI Bank Ltd. ADR	29,678
60,990	Industrial & Commercial Bank of China Ltd. Class H	45,874
1,559	Industrial Bank of Korea	18,905
157,740	JP Morgan Chase & Co.	18,305,727
6,710	KB Financial Group, Inc.	264,947
72,126	Krung Thai Bank PCL	42,700
1,960	OTP Bank Nyrt	87,163
56,830	PNC Financial Services Group, Inc.	7,781,732
50,980	Postal Savings Bank of China Co., Ltd. Class H(1)	31,023
19,856	Powszechna Kasa Oszczednosci Bank Polski S.A.	204,375
14,157	RHB Bank Bhd	20,422
13,257	Sberbank of Russia PJSC ADR	190,025
4,791	Shinhan Financial Group Co., Ltd.	181,075
12,156	Siam Commercial Bank PCL	49,309
52,788	Societe Generale S.A.	1,673,988
8,669	Thanachart Capital PCL	14,392
12,087	Turkiye Is Bankasi AS Class C*	10,884
40,294	Turkiye Vakiflar Bankasi TAO Class D*	27,369
780	Woori Financial Group, Inc.	9,248

		60,967,888

	Capital Goods - 2.0%
27,503	Alfa S.A.B. de C.V. Class A	27,709
54,900	Caterpillar, Inc.	7,654,158
61,992	China Communications Services Corp. Ltd. Class H	49,999
185,174	CITIC Ltd.	269,660
652	Daelim Industrial Co., Ltd.	54,100
33,930	Fortune Brands Home & Security, Inc.	1,790,825
1,251	GS Engineering & Construction Corp.	43,526
2,612	HDC Holdings Co., Ltd.	38,517

Shares or Principal Amount		Market Value†
COMMON STOCKS - 59.4% - (continued)
	Capital Goods - 2.0% - (continued)
77,680	Ingersoll-Rand plc	$9,524,345
30,060	Lonking Holdings Ltd.	10,222
54,216	Sime Darby Bhd	30,452
8,935	Sinotruk Hong Kong Ltd.(2)	19,396
874	SK Holdings Co., Ltd.	192,202
49,590	Weichai Power Co., Ltd. Class H	81,196

		19,786,307

	Commercial & Professional Services - 0.0%
683	KEPCO Plant Service & Engineering Co., Ltd.	21,439

	Consumer Durables & Apparel - 2.4%
1,690	ANTA Sports Products Ltd.	11,886
38,474	D.R. Horton, Inc.	1,704,783
11,485	Feng TAY Enterprise Co., Ltd.	93,126
2,791	Fila Korea Ltd.	197,384
2,989	Giant Manufacturing Co., Ltd.	22,796
69,961	KB Home	1,812,689
32,265	Lennar Corp. Class A	1,678,748
19,265	Li Ning Co., Ltd.*	34,999
15,472	Makalot Industrial Co., Ltd.	106,748
11,223	Mohawk Industries, Inc.*	1,529,134
136,055	NIKE, Inc. Class B	11,949,711
54,088	PulteGroup, Inc.	1,701,608
40,821	Toll Brothers, Inc.	1,555,280
113,753	TRI Pointe Group, Inc.*	1,484,477
363	Youngone Corp.	11,484

		23,894,853

	Consumer Services - 0.0%
81,625	China Yuhua Education Corp. Ltd.(1)	36,518
2,611	Estacio Participacoes S.A.	18,099
10,421	Genting Bhd	17,753
2,497	Yum China Holdings, Inc.	118,707

		191,077

	Diversified Financials - 0.1%
27,571	B3 S.A. - Brasil Bolsa Balcao	242,233
21,937	Chailease Holding Co., Ltd.	93,525
127,742	China Cinda Asset Management Co., Ltd. Class H	34,067
30,859	China Galaxy Securities Co., Ltd. Class H	20,220
198,073	China Huarong Asset Management Co., Ltd. Class H(1)	42,478
14,899	Gentera S.A.B. de C.V.	13,620
49,566	Haitong Securities Co., Ltd. Class H	63,925
18,332	Huatai Securities Co., Ltd. Class H(1)	34,549
38,688	Krungthai Card PCL	49,080
3,833	Qudian, Inc. ADR*	26,984
7,537	Remgro Ltd.	102,452
184,294	Yuanta Financial Holding Co., Ltd.	106,892

		830,025

	Energy - 8.2%
155,122	BP plc ADR	6,783,485
188,517	Bukit Asam Tbk PT	52,446
106,250	Chevron Corp.	12,756,375
124,548	China Petroleum & Chemical Corp. Class H	95,741
39,917	China Shenhua Energy Co., Ltd. Class H	88,355
45,874	CNOOC Ltd.	83,323
101,521	ConocoPhillips	6,408,006
2,585	Cosan S.A. Industria e Comercio	30,899
7,410	Ecopetrol S.A. ADR	137,011
191,545	Eni S.p.A. ADR	6,499,122
361,648	Equinor ASA ADR	8,024,969
9,844	Exxaro Resources Ltd.	112,647
124,946	Exxon Mobil Corp.	10,030,665

The accompanying notes are an integral part of these financial statements.

20

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 59.4% - (continued)
	Energy - 8.2% - (continued)
73,294	Gazprom PJSC ADR	$366,421
2,710	Grupa Lotos S.A.	59,045
2,308	LUKOIL PJSC ADR	195,965
56,290	Occidental Petroleum Corp.	3,314,355
28,670	Pioneer Natural Resources Co.	4,772,408
1,721	Polski Koncern Naftowy ORLEN S.A.	44,186
9,042	PTT Exploration & Production PCL	37,811
95,917	Repsol S.A.	1,627,586
102,159	Royal Dutch Shell plc Class A, ADR	6,490,161
171,820	Suncor Energy, Inc.	5,670,060
59,932	Total S.A.	3,331,665
77,590	Total S.A. ADR	4,319,435

		81,332,142

	Food & Staples Retailing - 0.7%
5,877	BIM Birlesik Magazalar A.S.	81,799
8,192	SPAR Group Ltd.	111,227
50,686	Wal-Mart de Mexico S.A.B. de C.V.	148,921
68,628	Walmart, Inc.	7,057,703

		7,399,650

	Food, Beverage & Tobacco - 0.1%
50,347	Charoen Pokphand Indonesia Tbk PT	18,636
8,203	Gudang Garam Tbk PT	48,675
13,910	JBS S.A.	70,134
1,025	KT&G Corp.	89,659
1,740	SLC Agricola S.A.	18,238
66,235	Thai Beverage plc	40,913
75,572	Uni-President Enterprises Corp.	179,610
14,863	Yihai International Holding Ltd.*	73,415

		539,280

	Health Care Equipment & Services - 6.2%
23,462	Alcon, Inc.*	1,351,146
38,104	Bangkok Chain Hospital PCL NVDR	21,730
303,129	Boston Scientific Corp.*	11,252,148
168,310	Koninklijke Philips N.V.	7,227,858
135,092	Medtronic plc	11,997,521
16,098	Sinopharm Group Co., Ltd. Class H	63,270
58,560	UnitedHealth Group, Inc.	13,648,579
130,128	Universal Health Services, Inc. Class B	16,509,339

		62,071,591

	Household & Personal Products - 0.0%
6,655	Chlitina Holding Ltd.	54,464
4,852	TCI Co., Ltd.	72,437

		126,901

	Insurance - 1.4%
177,556	Aegon N.V.	926,869
28,786	Ageas	1,521,209
19,059	ASR Nederland N.V.	848,012
150,071	AXA S.A.(2)	4,001,876
63,938	CNP Assurances(2)	1,510,264
23,616	Fubon Financial Holding Co., Ltd.	34,899
10,032	Hanwha Life Insurance Co., Ltd.	34,297
5,407	IRB Brasil Resseguros S.A.	129,483
35,696	NN Group N.V.	1,557,760
6,467	Old Mutual Ltd.	10,402
425	Orange Life Insurance Ltd.(1)	12,960
21,749	People’s Insurance Co., Group of China Ltd. Class H	8,906
4,482	Ping An Insurance Group Co., of China Ltd. Class H	54,253
3,518	Porto Seguro S.A.	48,556
6,814	Sul America S.A. UNIT	54,219
84,463	Unum Group	3,118,374

		13,872,339

Shares or Principal Amount		Market Value†
COMMON STOCKS - 59.4% - (continued)
	Materials - 0.3%
1,844	African Rainbow Minerals Ltd.	$21,966
3,036	Anglo American Platinum Ltd.	153,583
1,980	AngloGold Ashanti Ltd. ADR	23,364
44,711	Anhui Conch Cement Co., Ltd. Class H	272,908
19,545	Asia Cement Corp.	26,454
15,819	China Oriental Group Co., Ltd.	9,714
10,179	Cia Siderurgica Nacional S.A.*	37,745
63,390	Hindalco Industries Ltd. GDR(1)(3)	188,988
502	Jastrzebska Spolka Weglowa S.A.*	7,642
3,539	Kumba Iron Ore Ltd.	106,432
2,525	Magnitogorsk Iron & Steel Works PJSC GDR	22,371
11,231	MMC Norilsk Nickel PJSC ADR	249,706
2,777	Mondi Ltd.	61,207
811	POSCO	177,515
32,635	Sibanye Gold Ltd.*	30,725
31,121	Sinopec Shanghai Petrochemical Co., Ltd. Class H	14,096
11,770	Tata Steel Ltd. GDR	94,160
51,430	UPM-Kymmene Oyj	1,452,116
15,008	Vale S.A.*	191,758
8,927	Vedanta Ltd. ADR	85,342

		3,227,792

	Media & Entertainment - 5.2%
618	AfreecaTV Co., Ltd.	33,835
19,311	Alphabet, Inc. Class C*	22,950,737
1,621	Autohome, Inc. ADR*	187,209
407	CD Projekt S.A.*	22,904
1,299	CJ Hello Co., Ltd.	9,624
470,722	Comcast Corp. Class A	20,490,529
60,047	IGG, Inc.	76,131
261	NHN Entertainment Corp.*	18,786
16,541	Tencent Holdings Ltd.	815,267
259,100	Viacom, Inc. Class B	7,490,581

		52,095,603

	Pharmaceuticals, Biotechnology & Life Sciences - 5.3%
211,520	AstraZeneca plc ADR	7,965,843
34,183	China Medical System Holdings Ltd.	30,366
6,044	Dr. Reddy’s Laboratories Ltd. ADR	253,183
53,860	Eisai Co., Ltd.	3,136,304
118,600	Eli Lilly & Co.	13,880,944
3,850	Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. Class H	19,981
7,221	Lotus Pharmaceutical Co., Ltd.*	21,985
80,573	Luye Pharma Group Ltd.(1)	73,082
117,310	Novartis AG	9,612,389
33,217	Roche Holding AG	8,764,747
45,810	Sanofi(2)	3,996,889
30,990	Vertex Pharmaceuticals, Inc.*	5,236,690
6,306	YiChang HEC ChangJiang Pharmaceutical Co., Ltd. Class H(1)	31,300

		53,023,703

	Real Estate - 2.1%
156,111	Castellum AB	2,806,788
60,668	China Evergrande Group(2)	194,560
96,284	Fibra Uno Administracion S.A. de C.V. REIT	142,716
30,714	Future Land Development Holdings Ltd.	36,628
8,719	Gecina S.A. REIT	1,302,740
48,127	Greentown China Holdings Ltd.	43,631
48,048	Guangzhou R&F Properties Co., Ltd. Class H	95,586
27,408	Shimao Property Holdings Ltd.	83,540
88,972	Simon Property Group, Inc. REIT	15,454,436
35,304	Sunac China Holdings Ltd.	181,943
14,928	Times China Holdings, Ltd.	27,107

The accompanying notes are an integral part of these financial statements.

21

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 59.4% - (continued)
	Real Estate - 2.1% - (continued)
82,170	Yuexiu Property Co., Ltd.	$19,073

		20,388,748

	Retailing - 2.0%
3,474	Alibaba Group Holding Ltd. ADR*	644,670
2,006,600	Allstar Co.*(3)(4)(5)	722,376
3,250	Booking Holdings, Inc.*	6,028,718
2,758	Ctrip.com International Ltd. ADR*	121,490
637	Hyundai Department Store Co., Ltd.	55,392
3,960	Lojas Renner S.A.	47,345
56,243	Matahari Department Store Tbk PT	16,103
1,024	Naspers Ltd. Class N	263,424
6,239	Petrobras Distribuidora S.A.	37,710
167	Shinsegae International, Inc.	45,003
200,940	TJX Cos., Inc.	11,027,587
13,296	Tory Burch LLC*(3)(4)(5)	780,741

		19,790,559

	Semiconductors & Semiconductor Equipment - 1.9%
48,336	Chipbond Technology Corp.	109,694
59,788	ChipMOS Technologies, Inc.	52,125
24,583	Elan Microelectronics Corp.	66,661
347,580	Intel Corp.	17,740,483
249	Machvision, Inc.	3,415
19,325	Novatek Microelectronics Corp.	126,418
2,373	Parade Technologies Ltd.	40,231
24,862	Radiant Opto-Electronics Corp.	84,027
10,914	Realtek Semiconductor Corp.	74,000
8,192	Sitronix Technology Corp.	33,738
1,856	SK Hynix, Inc.	125,597
54,188	Taiwan Semiconductor Manufacturing Co., Ltd.	454,964

		18,911,353

	Software & Services - 5.8%
18,690	Adobe, Inc.*	5,406,083
108,369	Cognizant Technology Solutions Corp. Class A	7,906,602
22,486	Infosys Ltd. ADR	241,949
337,103	Microsoft Corp.	44,025,652
48,741	Wipro Ltd. ADR	222,747
495	WNS Holdings Ltd. ADR*	28,289

		57,831,322

	Technology Hardware & Equipment - 4.0%
9,152	Accton Technology Corp.	38,878
93,250	Apple, Inc.	18,712,477
10,218	Arcadyan Technology Corp.	28,338
178,717	AU Optronics Corp.	63,916
14,529	BYD Electronic International Co., Ltd.	26,047
199,617	Cisco Systems, Inc.	11,168,571
19,096	Elite Material Co., Ltd.	61,565
971	Huami Corp. ADR*	9,768
98,931	Innolux Corp.	31,745
11,006	Kingboard Holdings Ltd.	35,885
950	Largan Precision Co., Ltd.	142,616
22,152	Lite-On Technology Corp.	31,256
109,453	NetApp, Inc.	7,973,651
3,320	Partron Co., Ltd.	39,475
12,155	Primax Electronics Ltd.	24,895
17,408	Samsung Electronics Co., Ltd.	684,434
1,011	SFA Engineering Corp.	36,369
93,727	Unimicron Technology Corp.	104,758
3,703	Walsin Technology Corp.	22,897
22,854	Zhen Ding Technology Holding Ltd.	81,764
13,631	ZTE Corp. Class H*	43,455

		39,362,760

Shares or Principal Amount		Market Value†
COMMON STOCKS - 59.4% - (continued)
	Telecommunication Services - 1.4%
974	America Movil S.A.B. de C.V. Class L, ADR	$14,386
45,852	China Mobile Ltd.	437,493
564,924	China Tower Corp. Ltd. Class H(1)	152,946
251,009	China Unicom Hong Kong Ltd.	298,041
15,258	MTN Group Ltd.	110,546
220,329	Orange S.A.	3,443,423
267	SK Telecom Co., Ltd.	56,632
4,121	Swisscom AG	1,920,197
11,524	Telkom S.A. SOC Ltd.	68,588
120,989	Verizon Communications, Inc.	6,919,361

		13,421,613

	Transportation - 1.5%
26,155	Air China Ltd. Class H	31,195
8,753	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	53,905
17,468	Shenzhen Expressway Co., Ltd. Class H	21,276
84,130	Union Pacific Corp.	14,894,375

		15,000,751

	Utilities - 2.2%
10,000	Cia de Transmissao de Energia Eletrica Paulista	53,556
2,707	Electricity Generating PCL	25,099
65,738	Endesa S.A.	1,640,055
9,067	Enel Americas S.A. ADR	79,246
6,800	GAIL India Ltd. GDR	208,080
142,073	Italgas S.p.A.	887,459
95,280	NextEra Energy, Inc.	18,526,243
145,182	Perusahaan Gas Negara Persero Tbk PT	23,663

		21,443,401

	Total Common Stocks (cost $450,907,470)	$590,634,358

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 3.9%
	Asset-Backed - Automobile - 0.8%
	ARI Fleet Lease Trust
$51,469	1.91%, 04/15/2026(1)	$51,250
215,861	2.55%, 10/15/2026(1)	215,526
285,000	3.22%, 08/16/2027(1)	286,391
	Canadian Pacer Auto Receivables Trust
231,997	2.05%, 03/19/2021(1)	231,308
166,100	3.00%, 06/21/2021(1)	166,410
45,000	3.27%, 12/19/2022(1)	45,535
	Chesapeake Funding LLC
300,445	1.91%, 08/15/2029(1)	298,154
205,896	1 mo. USD LIBOR + 0.450%, 2.92%, 05/15/2029(1)(6)	205,909
470,918	3.23%, 08/15/2030	474,312
156,139	1 mo. USD LIBOR + 1.000%, 3.47%, 06/15/2028(1)(6)	156,382
	Enterprise Fleet Financing LLC
174,433	1.97%, 01/20/2023(1)	173,787
298,799	2.13%, 05/22/2023(1)	297,341
185,000	2.98%, 10/22/2024(1)	185,718
465,000	3.38%, 05/20/2024(1)	468,183
	First Investors Auto Owner Trust
22,047	1.86%, 10/15/2021(1)	22,015
102,636	2.00%, 03/15/2022(1)	102,436
516,231	Hyundai Auto Lease Securitization Trust 2.55%, 08/17/2020(1)	515,984
515,000	Mercedes-Benz Master Owner Trust 1 mo. USD LIBOR + 0.300%, 2.77%, 05/16/2021(1)(6)	515,031
	OneMain Direct Auto Receivables Trust
167,306	2.31%, 12/14/2021(1)	166,821
745,000	3.43%, 12/16/2024(1)	752,250

The accompanying notes are an integral part of these financial statements.

22

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 3.9% - (continued)
	Asset-Backed - Automobile - 0.8% - (continued)
$180,000	Santander Retail Auto Lease Trust 2.72%, 01/20/2022(1)	$180,069
	Securitized Term Auto Receivables Trust
19,121	1.52%, 03/25/2020(1)	19,106
131,803	1.89%, 08/25/2020(1)	131,512
213,604	2.04%, 04/26/2021(1)	212,734
541,519	3.06%, 02/25/2021(1)	542,726
	Westlake Automobile Receivables Trust
280,393	2.24%, 12/15/2020(1)	280,147
528,748	2.98%, 01/18/2022(1)	529,548
134,103	Wheels SPV LLC 1.88%, 04/20/2026(1)	133,437

		7,360,022

	Asset-Backed - Finance & Insurance - 1.8%
914,424	Ajax Mortgage Loan Trust 3.16%, 09/25/2056(1)(7)	910,972
745,000	ALM VI Ltd. 3 mo. USD LIBOR + 1.400%, 4.00%, 07/15/2026(1)(6)	739,196
1,345,000	Atlas Senior Loan Fund Ltd. 3 mo. USD LIBOR + 1.300%, 3.90%, 01/16/2030(1)(6)	1,340,338
420,627	Bayview Koitere Fund Trust 3.50%, 07/28/2057(1)(7)	423,285
	Bayview Opportunity Master Fund Trust
205,476	3.50%, 01/28/2055(1)(7)	206,411
277,078	3.50%, 06/28/2057(7)	278,390
193,261	4.00%, 11/28/2053(1)(7)	196,625
241,007	4.00%, 10/28/2064(1)(7)	246,229
1,500,000	CIFC Funding Ltd. 3 mo. USD LIBOR + 1.050%, 3.63%, 04/24/2030(1)(6)	1,488,127
	DB Master Finance LLC
140,000	3.79%, 05/20/2049(1)	141,410
125,000	4.02%, 05/20/2049(1)	126,020
540,000	Dryden Senior Loan Fund 3 mo. USD LIBOR + 1.800%, 4.34%, 01/15/2029(1)(6)	539,708
330,971	Finance of America Structured Securities Trust 3.38%, 09/25/2028(1)(7)	331,402
	Ford Credit Floorplan Master Owner Trust
440,000	1.75%, 07/15/2021	439,043
100,000	2.09%, 03/15/2022(1)	99,450
	GreatAmerica Leasing Receivables Funding LLC
330,000	2.36%, 01/20/2023(1)	328,153
190,000	2.60%, 06/15/2021	189,777
160,000	2.83%, 06/17/2024	160,018
	KKR CLO Ltd.
1,055,000	3 mo. USD LIBOR + 1.340%, 3.94%, 04/15/2029(1)(6)	1,053,044
605,000	3 mo. USD LIBOR + 1.490%, 4.08%, 01/20/2029(1)(6)	605,262
855,000	Madison Park Funding Ltd. 3 mo. USD LIBOR + 0.750%, 3.35%, 04/15/2029(1)(6)	842,186
1,090,000	Magnetite VII Ltd. 3 mo. USD LIBOR + 0.800%, 3.40%, 01/15/2028(1)(6)	1,073,715
	Magnetite XVIII Ltd.
643,000	3 mo. USD LIBOR + 1.080%, 3.76%, 11/15/2028(1)(6)	641,967
715,000	3 mo. USD LIBOR + 1.500%, 4.18%, 11/15/2028(1)(6)	709,242
	MMAF Equipment Finance LLC
240,000	2.21%, 10/17/2022(1)	238,526
295,000	2.21%, 12/15/2032(1)	290,707
	Nationstar HECM Loan Trust
48,984	2.04%, 09/25/2027(1)(7)	48,937
90,312	2.76%, 02/25/2028(1)(3)(4)(7)	90,312
	OneMain Financial Issuance Trust
136,000	2.37%, 09/14/2032(1)	135,077
85,828	3.66%, 02/20/2029(1)	86,174
12,693	4.10%, 03/20/2028(1)	12,705

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 3.9% - (continued)
	Asset-Backed - Finance & Insurance - 1.8% - (continued)
$310,000	SBA Tower Trust 2.90%, 10/15/2044(1)(8)	$309,690
188,611	SoFi Consumer Loan Program Trust 2.93%, 04/26/2027(1)	188,613
	Springleaf Funding Trust
224,833	2.90%, 11/15/2029(1)	224,655
33,420	3.16%, 11/15/2024(1)	33,423
170,000	3.48%, 05/15/2028(1)	171,127
275,000	SPS Servicer Advance Receivables Trust 3.62%, 10/17/2050(1)	276,957
	Towd Point Mortgage Trust
207,376	2.25%, 04/25/2056(1)(7)	204,283
320,861	2.75%, 10/25/2056(1)(7)	316,485
113,142	2.75%, 04/25/2057(1)(7)	111,784
386,905	2.75%, 06/25/2057(1)(7)	381,390
143,753	3.00%, 01/25/2058(1)(7)	142,425
1,195,000	Treman Park CLO Ltd. 3 mo. USD LIBOR + 1.070%, 3.66%, 10/20/2028(1)(6)	1,195,860
326,150	Vantage Data Centers Issuer LLC 4.07%, 02/16/2043(1)	330,103
140,877	Volvo Financial Equipment LLC 1.92%, 03/15/2021(1)	140,293

		18,039,496

	Collateralized - Mortgage Obligations - 0.0%
162,000	Deephaven Residential Mortgage Trust 3.56%, 04/25/2059(1)(7)	162,370

	Commercial Mortgage-Backed Securities - 0.5%
365,000	BAMLL Commercial Mortgage Securities Trust 4.23%, 08/10/2038(1)(7)	389,015
365,000	CD Commercial Mortgage Trust 3.51%, 05/10/2050(7)	373,786
95,000	Citigroup Commercial Mortgage Trust 3.82%, 11/10/2048	99,205
	CSAIL Commercial Mortgage Trust
950,000	3.50%, 06/15/2057	973,158
1,000,000	3.51%, 04/15/2050	1,028,731
785,000	CSMC Trust 2.76%, 04/05/2033(1)	781,796
	FREMF Mortgage Trust
95,000	3.26%, 04/25/2046(1)(7)	95,118
150,000	3.47%, 05/25/2045(1)(7)	150,027
460,000	4.22%, 09/25/2025(1)(7)	469,757
215,000	5.69%, 04/25/2020(1)(7)	219,435
210,000	JP Morgan Chase Commercial Mortgage Securities Trust 3.91%, 01/15/2049	219,831
165,000	Morgan Stanley Bank of America Merrill Lynch Trust 3.31%, 04/15/2048	167,711
400,000	SFAVE Commercial Mortgage Securities Trust 4.14%, 01/05/2043(1)(7)	394,219

		5,361,789

	Other ABS - 0.3%
528,884	AASET U.S. Ltd. 4.45%, 11/18/2038(1)	538,881
545,000	BlueMountain CLO Ltd. 3 mo. USD LIBOR + 1.450%, 4.09%, 11/20/2028(1)(6)	539,209
275,000	Castlelake Aircraft Securitization Trust 3.97%, 04/15/2039(1)	275,412
415,000	Cloud Pass-Through Trust 3.55%, 12/05/2022(1)(3)(4)(7)	418,207
265,000	Daimler Trucks Retail Trust 2.77%, 04/15/2021(1)	265,068
643,877	SoFi Consumer Loan Program Trust 3.54%, 11/26/2027(1)	649,093
250,000	START Ireland 4.09%, 03/15/2044(1)(3)(4)	249,989

		2,935,859

The accompanying notes are an integral part of these financial statements.

23

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 3.9% - (continued)
	Whole Loan Collateral CMO - 0.5%
	Angel Oak Mortgage Trust LLC
$112,341	2.71%, 11/25/2047(1)(7)	$111,906
800,773	3.65%, 09/25/2048	805,621
	COLT Mortgage Loan Trust
199,527	2.93%, 02/25/2048(1)(7)	198,908
200,362	3.69%, 10/26/2048(1)(7)	201,447
	Deephaven Residential Mortgage Trust
142,765	2.45%, 06/25/2047(1)(7)	141,229
123,698	2.58%, 10/25/2047(1)(7)	123,024
45,233	2.73%, 12/26/2046(1)(7)	45,093
201,678	2.98%, 12/25/2057(1)(7)	201,772
285,329	MetLife Securitization Trust 3.00%, 04/25/2055(1)(7)	283,438
	Mill City Mortgage Loan Trust
88,344	2.50%, 04/25/2057(1)(7)	87,173
308,426	2.75%, 01/25/2061(1)(7)	304,836
355,130	New Residential Mortgage Loan Trust 4.00%, 04/25/2057(1)(7)	363,746
1,627,914	STRU BA 3.50%, 02/01/2051(3)(4)	1,661,744

		4,529,937

	Total Asset & Commercial Mortgage Backed Securities (cost $38,580,515)	$38,389,473

CORPORATE BONDS - 25.3%
	Aerospace/Defense - 0.2%
$600,000	BAE Systems Holdings, Inc. 3.85%, 12/15/2025(1)	$610,245
	Lockheed Martin Corp.
115,000	2.50%, 11/23/2020	114,703
400,000	4.07%, 12/15/2042	406,084
140,000	4.50%, 05/15/2036	152,023
135,000	4.85%, 09/15/2041	147,395
300,000	United Technologies Corp. 3.95%, 08/16/2025	313,437

		1,743,887

	Agriculture - 1.0%
	Altria Group, Inc.
2,350,000	4.00%, 01/31/2024	2,415,098
140,000	4.50%, 05/02/2043	127,702
420,000	4.75%, 05/05/2021	435,603
160,000	4.80%, 02/14/2029	166,258
4,355,000	BAT Capital Corp. 3.56%, 08/15/2027	4,146,227
	BAT International Finance plc
160,000	2.75%, 06/15/2020(1)	159,688
565,000	3.25%, 06/07/2022(1)	566,263
65,000	3.50%, 06/15/2022(1)	65,454
1,250,000	Imperial Brands Finance plc 3.75%, 07/21/2022(1)	1,267,046
	Philip Morris International, Inc.
300,000	2.63%, 03/06/2023	299,302
80,000	4.88%, 11/15/2043	85,274

		9,733,915

	Airlines - 0.1%
503,205	Continental Airlines, Inc. 5.98%, 10/19/2023	530,327
320,558	Southwest Airlines Co. 6.15%, 02/01/2024	337,050
67,656	United Airlines Class B Pass Through Trust 4.60%, 09/01/2027	68,738

		936,115

	Apparel - 0.1%
1,425,000	Hanesbrands, Inc. 4.63%, 05/15/2024(1)	1,439,250

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Auto Manufacturers - 0.7%
	Daimler Finance North America LLC
$600,000	2.20%, 05/05/2020(1)	$595,577
580,000	2.30%, 02/12/2021(1)	573,624
2,975,000	Fiat Chrysler Automobiles N.V. 4.50%, 04/15/2020	2,997,312
1,675,000	Ford Motor Credit Co. LLC 3.10%, 05/04/2023	1,605,579
	General Motors Financial Co., Inc.
1,375,000	3.70%, 05/09/2023	1,381,336
335,000	3.95%, 04/13/2024	338,547

		7,491,975

	Auto Parts & Equipment - 0.1%
825,000	Goodyear Tire & Rubber Co. 5.00%, 05/31/2026(2)	801,997

	Beverages - 0.5%
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
2,780,000	3.65%, 02/01/2026(1)	2,789,099
105,000	4.70%, 02/01/2036(1)	106,685
270,000	4.90%, 02/01/2046(1)	273,975
	Anheuser-Busch InBev Worldwide, Inc.
540,000	3.50%, 01/12/2024	550,504
115,000	3.75%, 07/15/2042	100,217
105,000	4.38%, 04/15/2038	102,308
985,000	4.75%, 01/23/2029	1,054,648
250,000	Coca-Cola Femsa S.A.B. de C.V. 3.88%, 11/26/2023	257,989
180,000	Molson Coors Brewing Co. 3.50%, 05/01/2022	182,694

		5,418,119

	Biotechnology - 0.2%
1,425,000	Amgen, Inc. 2.65%, 05/11/2022	1,417,707
320,000	Biogen, Inc. 2.90%, 09/15/2020	319,886
180,000	Celgene Corp. 3.55%, 08/15/2022	183,427
120,000	Gilead Sciences, Inc. 2.55%, 09/01/2020	119,804

		2,040,824

	Chemicals - 0.4%
2,350,000	CF Industries, Inc. 3.45%, 06/01/2023	2,300,063
1,120,000	CNAC HK Synbridge Co., Ltd. 5.00%, 05/05/2020	1,134,806
725,000	Olin Corp. 5.13%, 09/15/2027	734,969

		4,169,838

	Commercial Banks - 4.5%
	Banco Santander S.A.
400,000	3.13%, 02/23/2023	399,055
200,000	3.85%, 04/12/2023	203,845
	Bank of America Corp.
740,000	2.63%, 10/19/2020	740,479
1,181,000	3 mo. USD LIBOR + 1.040%, 3.42%, 12/20/2028(6)	1,159,757
450,000	3 mo. USD LIBOR + 1.370%, 3.59%, 07/21/2028(6)	448,638
635,000	4.00%, 04/01/2024	662,886
750,000	4.20%, 08/26/2024	778,179
	Bank of New York Mellon Corp.
440,000	2.15%, 02/24/2020	438,410
200,000	3.00%, 02/24/2025	199,717
700,000	Banque Federative du Credit Mutuel S.A. 2.75%, 10/15/2020(1)	699,724
	Barclays plc
815,000	3.20%, 08/10/2021	813,865
720,000	3.93%, 05/07/2025	720,490
695,000	BB&T Corp. 3.20%, 09/03/2021	702,343
	BNP Paribas S.A.
405,000	3.38%, 01/09/2025(1)	400,548
935,000	3.50%, 11/16/2027(1)	914,335

The accompanying notes are an integral part of these financial statements.

24

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Commercial Banks - 4.5% - (continued)
	BPCE S.A.
$800,000	3.50%, 10/23/2027(1)	$778,254
725,000	5.15%, 07/21/2024(1)	763,714
1,200,000	5.70%, 10/22/2023(1)	1,286,645
	Capital One Financial Corp.
615,000	3.75%, 04/24/2024	628,168
165,000	4.20%, 10/29/2025	169,862
	Citigroup, Inc.
255,000	2.50%, 07/29/2019	254,902
1,000,000	3 mo. USD LIBOR + 0.950%, 2.88%, 07/24/2023(6)	993,918
170,000	3 mo. USD LIBOR + 1.151%, 3.52%, 10/27/2028(6)	167,801
925,000	4.45%, 09/29/2027	959,980
59,000	8.13%, 07/15/2039	89,336
500,000	Citizens Bank NA 2.55%, 05/13/2021	497,682
675,000	Compass Bank 2.75%, 09/29/2019	674,575
	Credit Agricole S.A.
360,000	3.25%, 10/04/2024(1)	356,432
250,000	3.75%, 04/24/2023(1)	253,918
500,000	4.38%, 03/17/2025(1)	511,610
	Credit Suisse AG
250,000	2.30%, 05/28/2019	249,948
335,000	3.63%, 09/09/2024	343,098
	Credit Suisse Group AG
850,000	3.57%, 01/09/2023(1)	857,090
250,000	3 mo. USD LIBOR + 1.410%, 3.87%, 01/12/2029(1)(6)	247,861
950,000	Credit Suisse Group Funding Guernsey Ltd. 3.80%, 09/15/2022	969,694
	Danske Bank A/S
485,000	3.88%, 09/12/2023(1)	480,813
200,000	5.00%, 01/12/2022(1)	205,665
250,000	5.38%, 01/12/2024(1)	261,813
	Deutsche Bank AG
700,000	2.70%, 07/13/2020	694,273
425,000	3.15%, 01/22/2021	419,070
670,000	4.25%, 10/14/2021	669,618
250,000	Discover Bank 3.10%, 06/04/2020	250,690
450,000	Fifth Third Bancorp 2.88%, 10/01/2021	451,794
	Goldman Sachs Group, Inc.
530,000	3 mo. USD LIBOR + 1.201%, 3.27%, 09/29/2025(6)	523,732
1,325,000	4.25%, 10/21/2025	1,364,363
470,000	6.25%, 02/01/2041	589,552
	HSBC Holdings plc
290,000	3.40%, 03/08/2021	292,945
1,755,000	3.60%, 05/25/2023	1,792,827
200,000	3 mo. USD LIBOR + 1.546%, 4.04%, 03/13/2028(6)	203,704
225,000	3 mo. USD LIBOR + 1.535%, 4.58%, 06/19/2029(6)	238,211
720,000	ING Groep N.V. 3.95%, 03/29/2027	727,823
	JP Morgan Chase & Co.
650,000	3.25%, 09/23/2022	657,917
180,000	3.38%, 05/01/2023	182,452
755,000	3 mo. USD LIBOR + 1.160%, 3.70%, 05/06/2030	756,645
550,000	3 mo. USD LIBOR + 1.330, 4.45%, 12/05/2029(6)	585,161
230,000	5.40%, 01/06/2042	273,824
100,000	Macquarie Bank Ltd. 2.40%, 01/21/2020(1)	99,748
920,000	Macquarie Group Ltd. 3 mo. USD LIBOR + 1.330%, 4.15%, 03/27/2024(1)(6)	940,336

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Commercial Banks - 4.5% - (continued)
	Morgan Stanley
$320,000	3.13%, 07/27/2026	$311,681
300,000	3.63%, 01/20/2027	302,877
875,000	3.70%, 10/23/2024	898,466
575,000	4.10%, 05/22/2023	594,587
550,000	5.75%, 01/25/2021	576,362
125,000	National City Corp. 6.88%, 05/15/2019	125,188
1,795,000	NBK SPC Ltd. 2.75%, 05/30/2022(1)	1,768,075
625,000	PNC Bank NA 3.10%, 10/25/2027	622,973
	Santander Holdings USA, Inc.
205,000	3.40%, 01/18/2023	205,128
1,095,000	3.70%, 03/28/2022	1,106,113
575,000	Skandinaviska Enskilda Banken AB 2.45%, 05/27/2020(1)	572,844
410,000	Synchrony Bank 3.65%, 05/24/2021	415,070
165,000	U.S. Bancorp 3.70%, 01/30/2024	171,583
540,000	UBS AG 2.20%, 06/08/2020(1)	536,791
	UBS Group Funding Switzerland AG
785,000	2.95%, 09/24/2020(1)	786,181
550,000	3.00%, 04/15/2021(1)	551,227
1,794,000	Wells Fargo & Co. 4.48%, 01/16/2024	1,887,873

		44,432,754

	Commercial Services - 0.5%
1,250,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, 04/01/2023(2)	1,273,212
	Catholic Health Initiatives
597,000	2.95%, 11/01/2022	593,533
70,000	4.35%, 11/01/2042	67,212
	ERAC USA Finance LLC
140,000	2.35%, 10/15/2019(1)	139,734
510,000	4.50%, 08/16/2021(1)	527,306
550,000	5.63%, 03/15/2042(1)	631,513
1,350,000	Service Corp. International 5.38%, 05/15/2024	1,385,586

		4,618,096

	Construction Materials - 0.1%
825,000	American Woodmark Corp. 4.88%, 03/15/2026(1)	817,781

	Distribution/Wholesale - 0.1%
900,000	American Builders & Contractors Supply Co., Inc. 5.88%, 05/15/2026(1)	927,000

	Diversified Financial Services - 0.4%
700,000	Capital One Bank USA NA 3.38%, 02/15/2023	701,380
2,650,000	Navient Corp. 5.50%, 01/25/2023	2,696,375
615,000	Societe Generale S.A. 3.25%, 01/12/2022(1)	617,446

		4,015,201

	Electric - 1.7%
910,000	American Electric Power Co., Inc. 3.20%, 11/13/2027	890,032
1,230,000	Cleveland Electric Illuminating Co. 3.50%, 04/01/2028(1)	1,206,493
	Dominion Energy, Inc.
320,000	2.96%, 07/01/2019(8)	319,999
510,000	4.10%, 04/01/2021(8)	519,707
275,000	Duke Energy Carolinas LLC 6.10%, 06/01/2037	352,451
	Duke Energy Corp.
105,000	2.65%, 09/01/2026	100,375
550,000	3.05%, 08/15/2022	553,829
	Electricite de France S.A.
85,000	4.88%, 01/22/2044(1)	86,768
525,000	10 year USD Swap + 3.041%, 5.63%, 01/22/2024(1)(6)(9)	530,250
110,000	Emera U.S. Finance L.P. 2.70%, 06/15/2021	109,270
360,000	Eversource Energy 2.90%, 10/01/2024	357,124

The accompanying notes are an integral part of these financial statements.

25

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Electric - 1.7% - (continued)
$1,205,000	Fortis, Inc. 3.06%, 10/04/2026	$1,157,489
	Georgia Power Co.
399,000	4.30%, 03/15/2042	400,986
140,000	4.75%, 09/01/2040	144,454
425,000	Indianapolis Power and Light Co. 6.60%, 06/01/2037(1)	528,306
205,000	Infraestructura Energetica Nova S.A.B. de C.V. 4.88%, 01/14/2048(1)	175,070
	NextEra Energy Capital Holdings, Inc.
100,000	3.25%, 04/01/2026	99,821
150,000	3.50%, 04/01/2029	150,066
490,000	Niagara Mohawk Power Corp. 4.28%, 12/15/2028(1)	523,951
950,000	NRG Energy, Inc. 6.63%, 01/15/2027	1,016,500
550,000	Oglethorpe Power Corp. 5.25%, 09/01/2050	621,723
	Oncor Electric Delivery Co. LLC
115,000	2.95%, 04/01/2025	115,109
340,000	4.10%, 06/01/2022	352,249
	SCANA Corp.
278,000	4.13%, 02/01/2022	281,692
477,000	4.75%, 05/15/2021	487,663
488,000	6.25%, 04/01/2020	498,359
	South Carolina Electric & Gas Co.
360,000	4.25%, 08/15/2028	386,335
25,000	4.35%, 02/01/2042	26,391
105,000	4.60%, 06/15/2043	113,206
370,000	6.05%, 01/15/2038	457,938
156,000	6.63%, 02/01/2032	196,146
	Southern California Edison Co.
750,000	5.55%, 01/15/2037	828,667
485,000	6.65%, 04/01/2029	557,799
	Southern Co.
575,000	2.75%, 06/15/2020	574,625
605,000	2.95%, 07/01/2023	604,235
	State Grid Overseas Investment Ltd.
520,000	2.75%, 05/04/2022(1)	516,392
1,070,000	3.50%, 05/04/2027(1)	1,066,807

		16,908,277

	Electrical Components & Equipment - 0.1%
1,025,000	WESCO Distribution, Inc. 5.38%, 06/15/2024	1,050,625

	Engineering & Construction - 0.1%
	SBA Tower Trust
355,000	2.88%, 07/15/2046(1)	353,041
300,000	3.45%, 03/15/2048(1)	301,810

		654,851

	Food - 1.3%
	Conagra Brands, Inc.
200,000	4.60%, 11/01/2025	211,366
2,300,000	4.85%, 11/01/2028(2)	2,443,818
145,000	5.30%, 11/01/2038	149,325
	Kraft Heinz Foods Co.
840,000	3.00%, 06/01/2026	792,277
2,835,000	4.00%, 06/15/2023	2,914,869
520,000	4.38%, 06/01/2046	460,040
	Kroger Co.
125,000	3.30%, 01/15/2021	125,871
780,000	4.00%, 02/01/2024	804,539
1,675,000	Post Holdings, Inc. 5.00%, 08/15/2026(1)	1,668,719
510,000	Sigma Alimentos S.A. de C.V. 4.13%, 05/02/2026(1)	504,135
1,000,000	Sigma Holdco B.V. 7.88%, 05/15/2026(1)	947,500
1,900,000	TreeHouse Foods, Inc. 4.88%, 03/15/2022	1,914,250

		12,936,709

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Food Service - 0.1%
$725,000	Aramark Services, Inc. 5.00%, 02/01/2028(1)	$737,905

	Forest Products & Paper - 0.1%
750,000	International Paper Co. 3.65%, 06/15/2024	766,607

	Gas - 0.1%
125,000	Boston Gas Co. 3.15%, 08/01/2027(1)	122,529
359,000	CenterPoint Energy Resources Corp. 4.50%, 01/15/2021	367,826
560,000	KeySpan Gas East Corp. 2.74%, 08/15/2026(1)	536,145

		1,026,500

	Healthcare - Products - 0.1%
60,000	Boston Scientific Corp. 4.00%, 03/01/2029	61,840
	Medtronic, Inc.
405,000	3.15%, 03/15/2022	410,881
65,000	3.63%, 03/15/2024	67,309

		540,030

	Healthcare - Services - 0.9%
495,000	Aetna, Inc. 2.80%, 06/15/2023	486,177
	Anthem, Inc.
631,000	3.30%, 01/15/2023	636,477
130,000	4.10%, 03/01/2028	132,972
125,000	4.38%, 12/01/2047	121,450
225,000	4.65%, 08/15/2044	227,726
305,000	Catholic Health Initiatives 4.20%, 08/01/2023	316,884
415,000	Cigna Corp. 4.38%, 10/15/2028(1)	428,072
	Dignity Health
35,000	2.64%, 11/01/2019	34,996
214,000	3.81%, 11/01/2024	218,983
552,000	4.50%, 11/01/2042	533,716
2,925,000	HCA, Inc. 7.50%, 02/15/2022	3,217,500
715,000	Humana, Inc. 2.90%, 12/15/2022	709,536
	Mercy Health
565,000	3.56%, 08/01/2027	565,123
545,000	4.30%, 07/01/2028	581,313
	UnitedHealth Group, Inc.
220,000	3.35%, 07/15/2022	224,037
340,000	3.75%, 07/15/2025	353,900
5,000	3.85%, 06/15/2028	5,215

		8,794,077

	Household Products - 0.1%
547,344	Procter & Gamble - Esop 9.36%, 01/01/2021	579,113

	Insurance - 0.4%
560,000	American International Group, Inc. 4.25%, 03/15/2029	570,766
415,000	Berkshire Hathaway, Inc. 2.75%, 03/15/2023	416,115
	Chubb INA Holdings, Inc.
120,000	2.30%, 11/03/2020	119,398
185,000	3.35%, 05/15/2024	189,770
115,000	Five Corners Funding Trust 4.42%, 11/15/2023(1)	121,329
515,000	Jackson National Life Global Funding 3.25%, 01/30/2024(1)	517,550
	Liberty Mutual Group, Inc.
23,000	4.25%, 06/15/2023(1)	23,894
77,000	4.57%, 02/01/2029(1)	80,479
305,000	Marsh & McLennan Cos., Inc. 4.38%, 03/15/2029	325,705
	MetLife, Inc.
485,000	3.60%, 04/10/2024	503,819
160,000	4.88%, 11/13/2043	179,612
	Prudential Financial, Inc.
200,000	3.50%, 05/15/2024	206,771
300,000	4.50%, 11/15/2020	308,409

The accompanying notes are an integral part of these financial statements.

26

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Insurance - 0.4% - (continued)
$100,000	Teachers Insurance & Annuity Association of America 4.90%, 09/15/2044(1)	$112,503
645,000	Trinity Acquisition plc 4.40%, 03/15/2026	667,177

		4,343,297

	Internet - 0.4%
	Alibaba Group Holding Ltd.
370,000	3.40%, 12/06/2027	362,263
1,030,000	3.60%, 11/28/2024	1,054,070
	Amazon.com, Inc.
285,000	2.50%, 11/29/2022	284,248
530,000	4.80%, 12/05/2034	611,633
100,000	4.95%, 12/05/2044	118,008
	Tencent Holdings Ltd.
745,000	3.60%, 01/19/2028(1)	733,872
435,000	3.98%, 04/11/2029(1)	438,265

		3,602,359

	Iron/Steel - 0.3%
1,675,000	AK Steel Corp. 7.00%, 03/15/2027(2)	1,414,370
1,300,000	Steel Dynamics, Inc. 5.50%, 10/01/2024	1,342,250

		2,756,620

	IT Services - 0.1%
	Apple, Inc.
25,000	2.45%, 08/04/2026	24,084
225,000	3.00%, 02/09/2024	227,158
170,000	3.25%, 02/23/2026	172,494
270,000	3.45%, 05/06/2024	278,429
35,000	4.45%, 05/06/2044	37,790

		739,955

	Lodging - 0.5%
1,825,000	Boyd Gaming Corp. 6.38%, 04/01/2026	1,920,812
825,000	Hilton Domestic Operating Co., Inc. 5.13%, 05/01/2026(1)	844,594
1,775,000	Wyndham Hotels & Resorts, Inc. 5.38%, 04/15/2026(1)	1,810,500

		4,575,906

	Machinery - Construction & Mining - 0.1%
400,000	Caterpillar Financial Services Corp. 3.30%, 06/09/2024	409,164
170,000	Caterpillar, Inc. 3.40%, 05/15/2024	174,787

		583,951

	Media - 1.5%
	CCO Holdings LLC / CCO Holdings Capital Corp.
1,425,000	5.00%, 02/01/2028(1)	1,423,219
800,000	5.13%, 05/01/2023(1)	820,000
	Charter Communications Operating LLC / Charter Communications Operating Capital
210,000	5.38%, 05/01/2047	210,613
65,000	6.48%, 10/23/2045	73,628
	Comcast Corp.
450,000	3.13%, 07/15/2022	456,267
495,000	3.95%, 10/15/2025	518,557
158,000	4.05%, 11/01/2052	153,363
450,000	4.40%, 08/15/2035	472,151
255,000	4.60%, 10/15/2038	274,416
34,000	6.40%, 05/15/2038	43,001
	Cox Communications, Inc.
35,000	4.60%, 08/15/2047(1)	33,587
920,000	4.80%, 02/01/2035(1)	871,038
1,025,000	CSC Holdings LLC 5.25%, 06/01/2024	1,042,937

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Media - 1.5% - (continued)
$1,275,000	DISH DBS Corp. 5.88%, 07/15/2022	$1,244,017
155,000	Fox Corp. 4.03%, 01/25/2024(1)	161,133
350,000	Sinclair Television Group, Inc. 5.38%, 04/01/2021	350,000
	Sky Ltd.
200,000	2.63%, 09/16/2019(1)	199,792
920,000	3.75%, 09/16/2024(1)	951,840
	Time Warner Cable LLC
80,000	6.55%, 05/01/2037	88,899
60,000	7.30%, 07/01/2038	70,141
30,000	Time Warner Entertainment Co., L.P. 8.38%, 03/15/2023	35,184
1,250,000	Unitymedia GmbH 6.13%, 01/15/2025(1)	1,293,750
1,000,000	Univision Communications, Inc. 5.13%, 02/15/2025(1)	938,750
	Viacom, Inc.
145,000	3.88%, 12/15/2021	147,728
875,000	4.25%, 09/01/2023	910,506
	Walt Disney Co.
180,000	4.00%, 10/01/2023(1)	188,943
220,000	4.50%, 02/15/2021(1)	227,155
300,000	4.75%, 09/15/2044(1)	343,710
950,000	Warner Media LLC 3.60%, 07/15/2025	952,793

		14,497,118

	Metal Fabricate/Hardware - 0.1%
825,000	Novelis Corp. 5.88%, 09/30/2026(1)	838,406

	Mining - 0.2%
1,450,000	Alcoa Nederland Holding B.V. 6.13%, 05/15/2028(1)	1,508,000
725,000	Glencore Finance Canada Ltd. 4.25%, 10/25/2022(1)	748,200

		2,256,200

	Miscellaneous Manufacturing - 0.1%
850,000	Siemens Financieringsmaatschappij N.V. 3.13%, 03/16/2024(1)	858,517

	Oil & Gas - 2.1%
395,000	Anadarko Petroleum Corp. 4.85%, 03/15/2021	407,793
450,000	BG Energy Capital plc 4.00%, 10/15/2021(1)	461,191
130,000	BP Capital Markets America, Inc. 3.25%, 05/06/2022	132,021
570,000	BP Capital Markets plc 3.81%, 02/10/2024	592,184
40,000	ConocoPhillips Co. 4.95%, 03/15/2026	44,392
2,400,000	Continental Resources, Inc. 4.38%, 01/15/2028	2,462,975
	Equinor ASA
70,000	2.25%, 11/08/2019	69,809
30,000	2.45%, 01/17/2023	29,736
30,000	2.65%, 01/15/2024	29,797
355,000	2.90%, 11/08/2020	356,678
35,000	3.25%, 11/10/2024	35,718
5,000	3.70%, 03/01/2024	5,208
	Hess Corp.
2,550,000	5.80%, 04/01/2047	2,759,536
725,000	7.30%, 08/15/2031	879,108
	Marathon Oil Corp.
265,000	2.70%, 06/01/2020	264,337
2,375,000	4.40%, 07/15/2027	2,455,235
3,700,000	Petrobras Global Finance B.V. 6.00%, 01/27/2028	3,787,875
	Petroleos Mexicanos
80,000	5.38%, 03/13/2022	81,738
570,000	5.50%, 01/21/2021	580,972
3,000,000	5.50%, 06/27/2044	2,455,500
730,000	6.38%, 02/04/2021	755,477

The accompanying notes are an integral part of these financial statements.

27

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.3% - (continued)
		Oil & Gas - 2.1% - (continued)
	$755,000	Pioneer Natural Resources Co. 7.50%, 01/15/2020	$778,799
	630,000	Saudi Arabian Oil Co. 3.50%, 04/16/2029(1)	619,231
	890,000	Sinopec Group Overseas Development Ltd. 2.50%, 04/28/2020(1)	886,421
	325,000	Total Capital International S.A. 2.70%, 01/25/2023	324,812

			21,256,543

		Oil & Gas Services - 0.0%
	252,000	Schlumberger Holdings Corp. 3.90%, 05/17/2028(1)	251,133

		Packaging & Containers - 0.3%
	1,350,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 4.25%, 09/15/2022(1)	1,355,062
	835,000	Crown Americas LLC / Crown Americas Capital Corp. V 4.25%, 09/30/2026	813,081
	1,250,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023(1)	1,268,138

			3,436,281

		Pharmaceuticals - 1.4%
		Allergan Funding SCS
	450,000	3.45%, 03/15/2022	452,280
	525,000	3.80%, 03/15/2025	530,733
	125,000	4.85%, 06/15/2044	122,903
		Allergan Sales LLC
	121,000	4.88%, 02/15/2021(1)	124,508
	225,000	5.00%, 12/15/2021(1)	234,384
	1,000,000	Bausch Health Cos., Inc. 6.13%, 04/15/2025(1)	1,011,250
		Bayer U.S. Finance LLC
	805,000	3.38%, 10/08/2024(1)	788,078
	715,000	4.25%, 12/15/2025(1)	724,756
		Cardinal Health, Inc.
	195,000	2.40%, 11/15/2019	194,573
	230,000	3.08%, 06/15/2024	225,582
	730,000	3.50%, 11/15/2024	729,525
	200,000	4.50%, 11/15/2044	180,011
		CVS Health Corp.
	450,000	3.88%, 07/20/2025	452,741
	1,035,000	4.10%, 03/25/2025	1,054,067
	215,000	5.13%, 07/20/2045	213,731
	705,000	EMD Finance LLC 2.95%, 03/19/2022(1)	701,313
	315,000	Express Scripts Holding Co. 2.25%, 06/15/2019	314,752
		McKesson Corp.
	25,000	2.85%, 03/15/2023	24,743
	535,000	3.80%, 03/15/2024	546,848
		Merck & Co., Inc.
	430,000	2.75%, 02/10/2025	428,809
	315,000	2.80%, 05/18/2023	317,252
	125,000	4.15%, 05/18/2043	131,561
		Mylan N.V.
EUR	2,050,000	2.25%, 11/22/2024(10)	2,371,637
	$930,000	3.95%, 06/15/2026	895,563
		Mylan, Inc.
	460,000	4.55%, 04/15/2028	449,518
	195,000	5.20%, 04/15/2048	175,610
	225,000	Teva Pharmaceutical Finance Co. B.V. 3.65%, 11/10/2021	221,062
	880,000	Teva Pharmaceutical Finance Netherlands B.V. 2.80%, 07/21/2023	800,486

			14,418,276

		Pipelines - 0.6%
	400,000	Columbia Pipeline Group, Inc. 4.50%, 06/01/2025	419,975

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Pipelines - 0.6% - (continued)
$214,000	Energy Transfer Operating L.P. 7.60%, 02/01/2024	$245,118
340,000	Energy Transfer Partners L.P. 4.50%, 11/01/2023	353,752
1,010,000	EQT Midstream Partners L.P. 4.75%, 07/15/2023	1,029,542
	Kinder Morgan Energy Partners L.P.
419,000	4.25%, 09/01/2024	436,932
275,000	4.30%, 05/01/2024	287,613
	MPLX L.P.
255,000	4.00%, 03/15/2028	255,298
670,000	4.13%, 03/01/2027	677,286
977,000	Phillips 66 Partners L.P. 3.61%, 02/15/2025	983,957
	Sunoco Logistics Partners Operations L.P.
300,000	3.90%, 07/15/2026	298,583
130,000	4.40%, 04/01/2021	133,436
400,000	5.35%, 05/15/2045	396,269
780,000	Western Gas Partners L.P. 4.00%, 07/01/2022	796,722

		6,314,483

	Real Estate - 0.1%
830,000	WEA Finance LLC 4.13%, 09/20/2028(1)	861,264
650,000	WEA Finance LLC / Westfield UK & Europe Finance plc 2.70%, 09/17/2019(1)	649,749

		1,511,013

	Real Estate Investment Trusts - 1.0%
	American Tower Corp.
450,000	3.45%, 09/15/2021	456,496
150,000	4.40%, 02/15/2026	157,271
240,000	5.00%, 02/15/2024	259,037
150,000	AvalonBay Communities, Inc. 3.63%, 10/01/2020	151,700
785,000	Brandywine Operating Partnership L.P. 3.95%, 11/15/2027	779,556
	Crown Castle International Corp.
265,000	3.65%, 09/01/2027	262,566
215,000	3.80%, 02/15/2028	214,528
4,225,000	Equinix, Inc. 5.38%, 01/01/2022	4,330,625
670,000	HCP, Inc. 4.00%, 06/01/2025	690,023
1,025,000	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc. 5.63%, 05/01/2024	1,074,969
345,000	Scentre Group Trust 2.38%, 11/05/2019(1)	344,049
134,000	SITE Centers Corp. 4.63%, 07/15/2022	138,215
1,025,000	Starwood Property Trust, Inc. 4.75%, 03/15/2025	1,027,563

		9,886,598

	Retail - 0.6%
900,000	Beacon Roofing Supply, Inc. 4.88%, 11/01/2025(1)	865,980
	CVS Health Corp.
695,000	4.00%, 12/05/2023	711,647
160,000	4.88%, 07/20/2035	159,825
1,050,000	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 5.00%, 06/01/2024(1)	1,073,625
800,000	L Brands, Inc. 5.25%, 02/01/2028	715,000
	Lowe’s Cos., Inc.
2,550,000	3.10%, 05/03/2027	2,487,695
100,000	4.55%, 04/05/2049	101,606

		6,115,378

	Savings & Loans - 0.0%
245,000	Nationwide Building Society 3 mo. USD LIBOR + 1.181%, 3.62%, 04/26/2023(1)(6)	246,486

The accompanying notes are an integral part of these financial statements.

28

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Semiconductors - 0.4%
$870,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.63%, 01/15/2024	$863,752
345,000	Microchip Technology, Inc. 3.92%, 06/01/2021(1)	349,968
2,700,000	NXP B.V. / NXP Funding LLC 4.13%, 06/15/2020(1)	2,730,969

		3,944,689

	Software - 0.3%
	Microsoft Corp.
475,000	2.40%, 08/08/2026	459,890
610,000	2.88%, 02/06/2024	615,939
365,000	3.70%, 08/08/2046	365,940
915,000	Oracle Corp. 3.25%, 11/15/2027	920,189
825,000	Western Digital Corp. 4.75%, 02/15/2026	796,125

		3,158,083

	Telecommunications - 1.1%
775,000	America Movil S.A.B. de C.V. 3.13%, 07/16/2022	778,969
	AT&T, Inc.
65,000	3.95%, 01/15/2025	67,056
500,000	4.13%, 02/17/2026	516,450
460,000	4.45%, 04/01/2024	486,352
215,000	4.75%, 05/15/2046	213,471
561,000	4.85%, 03/01/2039	573,763
85,000	4.90%, 08/15/2037	87,670
3,000	5.35%, 09/01/2040	3,205
1,525,000	CenturyLink, Inc. 5.80%, 03/15/2022	1,567,071
550,000	Embarq Corp. 8.00%, 06/01/2036	542,438
165,000	GTP Acquisition Partners I LLC 2.35%, 06/15/2045(1)	163,271
725,000	Nokia Oyj 4.38%, 06/12/2027	726,812
	Orange S.A.
650,000	4.13%, 09/14/2021	671,723
200,000	9.00%, 03/01/2031	293,061
835,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.74%, 09/20/2029(1)	850,656
1,525,000	Telecom Italia Capital S.A. 6.00%, 09/30/2034	1,410,625
	Verizon Communications, Inc.
450,000	2.95%, 03/15/2022	453,188
1,266,000	4.52%, 09/15/2048	1,320,298
92,000	4.67%, 03/15/2055	97,008
130,000	4.75%, 11/01/2041	139,753
93,000	4.81%, 03/15/2039	101,000

		11,063,840

	Toys/Games/Hobbies - 0.1%
900,000	Mattel, Inc. 6.75%, 12/31/2025(1)	900,281

	Transportation - 0.1%
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
405,000	3.20%, 07/15/2020(1)	405,670
400,000	3.38%, 02/01/2022(1)	402,072
730,000	3.95%, 03/10/2025(1)	741,101

		1,548,843

	Water - 0.0%
240,000	American Water Capital Corp. 2.95%, 09/01/2027	233,745

	Total Corporate Bonds (cost $246,657,971)	$251,919,447

FOREIGN GOVERNMENT OBLIGATIONS - 0.8%
	Japan - 0.1%
	Japan Bank for International Cooperation
$510,000	2.13%, 06/01/2020	$507,577
776,000	2.13%, 07/21/2020	772,570

		1,280,147

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 0.8% - (continued)
		Qatar - 0.3%
		Qatar Government International Bond
	$2,320,000	2.38%, 06/02/2021(1)	$2,292,610
	565,000	3.88%, 04/23/2023(1)	583,279
	315,000	4.00%, 03/14/2029(1)	327,945

			3,203,834

		Romania - 0.2%
RON	9,500,000	Romania Government Bond 5.80%, 07/26/2027	2,381,897

		Saudi Arabia - 0.1%
		Saudi Government International Bond
	$265,000	2.38%, 10/26/2021(1)	261,129
	460,000	2.88%, 03/04/2023(1)	456,421

			717,550

		South Korea - 0.1%
	680,000	Export-Import Bank of Korea 1.75%, 05/26/2019	679,599

		Total Foreign Government Obligations (cost $8,348,801)	$8,263,027

MUNICIPAL BONDS - 0.9%
		General - 0.3%
		Chicago, IL, Transit Auth
	$365,000	6.30%, 12/01/2021	$382,805
	455,000	6.90%, 12/01/2040	595,171
	140,000	City of Sacramento, CA 6.42%, 08/01/2023	158,638
	280,000	Kansas, Development Finance Auth 5.37%, 05/01/2026	301,529
	165,000	Metropolitan Transportation Auth, NY, Rev 6.67%, 11/15/2039	221,455
	125,000	New Jersey State, Econ Development Auth 3.88%, 06/15/2019	125,120
	775,000	New York State Urban Development Corp. 2.10%, 03/15/2022	767,893
	585,000	Sales Tax Securitization Corp., IL 4.79%, 01/01/2048	630,373
	240,000	San Jose, CA, Redev Successor Agency 3.38%, 08/01/2034	238,992

			3,421,976

		General Obligation - 0.3%
		California State, GO Taxable
	335,000	7.35%, 11/01/2039	489,847
	130,000	7.55%, 04/01/2039	198,666
	130,000	Chicago, IL, Metropolitan Water Reclamation, GO 5.72%, 12/01/2038	161,036
	1,090,000	Illinois State, GO 5.10%, 06/01/2033	1,071,394
	840,000	State of Connecticut, GO 2.99%, 01/15/2023	840,832

			2,761,775

		Medical - 0.0%
	150,000	University of California, Regents MedCenter Pooled Rev 6.55%, 05/15/2048	208,285

		Power - 0.0%
	100,000	New York, Utility Debt Securitization Auth 3.44%, 12/15/2025	100,944

		Transportation - 0.1%
	350,000	Illinois State Toll Highway Auth 6.18%, 01/01/2034	449,554
		New York and New Jersey Port Auth, Taxable Rev
	185,000	5.86%, 12/01/2024	213,420
	115,000	6.04%, 12/01/2029	144,094

			807,068

The accompanying notes are an integral part of these financial statements.

29

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 0.9% - (continued)
	Utility - Electric - 0.2%
$375,000	Illinois Municipal Electric Agency 6.83%, 02/01/2035	$466,474
	Municipal Electric Auth GA
825,000	6.64%, 04/01/2057	910,074
114,000	6.66%, 04/01/2057	138,022

		1,514,570

	Total Municipal Bonds (cost $8,402,037)	$8,814,618

U.S. GOVERNMENT AGENCIES - 0.7%
	Mortgage-Backed Agencies - 0.7%
	FHLMC - 0.6%
$5,384,204	3.50%, 08/01/2048	$5,448,272
31,984	4.00%, 03/01/2041	33,126

		5,481,398

		5,481,398

	FNMA - 0.0%
309,773	1 mo. USD LIBOR + 0.400%, 2.88%, 10/25/2024(6)	309,925
12,816	4.50%, 04/01/2041	13,577

		323,502

	GNMA - 0.1%
618	6.00%, 11/20/2023	660
751	6.00%, 12/20/2023	809
120	6.00%, 01/20/2024	128
585	6.00%, 02/20/2024	625
660	6.00%, 06/20/2024	705
132	6.00%, 02/20/2026	141
644	6.00%, 02/20/2027	688
171	6.00%, 01/20/2028	183
5,275	6.00%, 02/20/2028	5,688
7,239	6.00%, 04/20/2028	7,988
2,639	6.00%, 06/15/2028	2,881
17,174	6.00%, 07/20/2028	18,938
18,241	6.00%, 08/20/2028	20,107
5,076	6.00%, 10/15/2028	5,484
24,004	6.00%, 11/15/2028	25,995
18,299	6.00%, 03/20/2029	20,190
21,389	6.00%, 09/20/2029	23,321
21,653	6.00%, 04/20/2030	23,125
3,153	6.00%, 06/20/2030	3,367
2,244	6.00%, 08/15/2034	2,456
26,684	6.50%, 03/15/2028	29,079
4,021	6.50%, 05/15/2028	4,382
11,764	6.50%, 07/15/2028	12,820
10,197	6.50%, 10/15/2028	11,124
858	6.50%, 12/15/2028	936
13,076	6.50%, 01/15/2029	14,250
10,587	6.50%, 02/15/2029	11,538
80,372	6.50%, 03/15/2029	87,586
12,260	6.50%, 04/15/2029	13,371
7,040	6.50%, 05/15/2029	7,702
8,775	6.50%, 06/15/2029	9,563
12,887	6.50%, 02/15/2035	14,458
27,353	7.00%, 11/15/2031	30,065
18,052	7.00%, 03/15/2032	19,885
155,601	7.00%, 11/15/2032	181,347
4,305	7.00%, 01/15/2033	4,917
14,567	7.00%, 05/15/2033	16,568
26,827	7.00%, 07/15/2033	30,259
41,063	7.00%, 11/15/2033	46,746
1,862	8.00%, 12/15/2029	1,881
1,556	8.00%, 04/15/2030	1,601

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 0.7% - (continued)
	Mortgage-Backed Agencies - 0.7% - (continued)
	GNMA - 0.1% - (continued)
$6,909	8.00%, 05/15/2030	$6,982
206	8.00%, 07/15/2030	210
6,401	8.00%, 08/15/2030	6,637
12,843	8.00%, 11/15/2030	13,472
72,700	8.00%, 02/15/2031	77,361

		818,219

	Total U.S. Government Agencies (cost $6,430,248)	$6,623,119

U.S. GOVERNMENT SECURITIES - 7.9%
	U.S. Treasury Securities - 7.9%
	U.S. Treasury Bonds - 3.5%
665,000	2.75%, 11/15/2042	$647,959
4,105,000	2.88%, 05/15/2043	4,083,513
26,860,000	3.00%, 08/15/2048	27,161,126
575,000	3.00%, 02/15/2049	582,143
2,167,500	3.13%, 02/15/2043	2,251,491
200,000	3.13%, 08/15/2044(11)	207,359

		34,933,591

	U.S. Treasury Notes - 4.4%
4,903,457	0.75%, 07/15/2028(12)	5,006,138
410,000	1.25%, 03/31/2021	402,136
2,525,000	2.13%, 12/31/2022	2,513,559
300,000	2.50%, 01/31/2024	302,801
4,700,000	2.63%, 12/31/2023	4,770,867
1,000,000	2.63%, 02/15/2029	1,010,195
8,330,000	2.88%, 10/31/2020	8,396,380
2,720,000	2.88%, 11/15/2021	2,761,331
9,550,000	2.88%, 10/31/2023	9,792,108
8,895,000	2.88%, 08/15/2028	9,173,316

		44,128,831

	Total U.S. Government Securities (cost $75,629,810)	$79,062,422

PREFERRED STOCKS - 0.1%
	Banks - 0.1%
42,480	Banco Bradesco S.A.*	$385,463

	Energy - 0.0%
16,500	Petroleo Brasileiro S.A.*	114,079

	Telecommunication Services - 0.0%
2,000	Telefonica Brasil S.A.*	23,753

	Total Preferred Stocks (cost $464,678)	$523,295

RIGHTS - 0.0%
	Diversified Financials - 0.0%
1,770	Haitong Securities Co., Ltd.	$2,279

	Total Rights (cost $—)	$2,279

	Total Long-Term Investments (cost $835,421,530)	$984,232,038

SHORT-TERM INVESTMENTS - 2.4%
	Other Investment Pools & Funds - 1.0%
9,673,713	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(13)	$9,673,713

The accompanying notes are an integral part of these financial statements.

30

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 2.4% - (continued)
	Securities Lending Collateral - 1.4%
722,065	Citibank NA DDCA, 2.42%, 5/1/2019(13)	$722,065
7,024,386	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.34%(13)	7,024,386
1,495,054	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.36%(13)	1,495,054
2,581,414	Invesco Government & Agency Portfolio, Institutional Class, 2.33%(13)	2,581,414
2,398,601	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(13)	2,398,601
219,784	Western Asset Institutional Government Class A Fund, Institutional Class, 2.29%(13)	219,784

		14,441,304

	Total Short-Term Investments (cost $24,115,017)	$24,115,017

Total Investments (cost $859,536,547)	101.4%	$1,008,347,055
Other Assets and Liabilities	(1.4)%	(13,881,658)

Total Net Assets	100.0%	$994,465,397

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $107,783,606, representing 10.7% of net assets.

(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(3)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2019, the aggregate fair value of these securities was $4,112,357, which represented 0.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	Investment valued using significant unobservable inputs.

(5)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $1,503,117 or 0.2% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
08/2011	Allstar Co.	2,006,600	$872,909	$722,376
11/2013	Tory Burch LLC	13,296	1,042,090	780,741

			$1,914,999	$1,503,117

(6)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2019.

(7)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(8)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(9)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(10)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At April 30, 2019, the aggregate value of this security was $2,371,637, representing 0.2% of net assets.

(11)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(12)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(13)	Current yield as of period end.

Futures Contracts Outstanding at April 30, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 5-Year Note Future	8	06/28/2019	$925,125	$7,795
U.S. Treasury 10-Year Note Future	82	06/19/2019	10,141,094	54,025

Total				$61,820

Short position contracts:
U.S. Treasury 10-Year Ultra Future	19	06/19/2019	$2,503,844	$(9,254)

Total futures contracts				$52,566

The accompanying notes are an integral part of these financial statements.

31

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
19,982,876	USD	20,305,000	CHF	MSC	05/31/19	$—	$(4,919)
50,751,479	USD	45,118,000	EUR	JPM	05/31/19	11,300	—
19,564,490	USD	15,080,000	GBP	JPM	05/31/19	—	(133,312)
4,212,451	USD	470,000,000	JPY	ANZ	05/31/19	—	(17,841)
7,704,841	USD	65,970,000	NOK	MSC	05/31/19	48,591	—
2,466,741	USD	10,484,000	RON	CBK	05/31/19	—	(2,621)
2,892,438	USD	27,020,000	SEK	MSC	05/31/19	40,166	—

Total						$100,057	$(158,693)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$5,103,261	$—	$5,103,261	$—
Banks	60,967,888	55,244,127	5,723,761	—
Capital Goods	19,786,307	18,997,037	789,270	—
Commercial & Professional Services	21,439	—	21,439	—
Consumer Durables & Apparel	23,894,853	23,416,430	478,423	—
Consumer Services	191,077	136,806	54,271	—
Diversified Financials	830,025	331,917	498,108	—
Energy	81,332,142	75,274,762	6,057,380	—
Food & Staples Retailing	7,399,650	7,288,423	111,227	—
Food, Beverage & Tobacco	539,280	88,372	450,908	—
Health Care Equipment & Services	62,071,591	54,758,733	7,312,858	—
Household & Personal Products	126,901	—	126,901	—
Insurance	13,872,339	3,350,632	10,521,707	—
Materials	3,227,792	515,947	2,711,845	—
Media & Entertainment	52,095,603	51,119,056	976,547	—
Pharmaceuticals, Biotechnology & Life Sciences	53,023,703	27,336,660	25,687,043	—
Real Estate	20,388,748	15,597,152	4,791,596	—
Retailing	19,790,559	17,907,520	379,922	1,503,117
Semiconductors & Semiconductor Equipment	18,911,353	17,740,483	1,170,870	—
Software & Services	57,831,322	57,831,322	—	—
Technology Hardware & Equipment	39,362,760	37,864,467	1,498,293	—
Telecommunication Services	13,421,613	6,933,747	6,487,866	—
Transportation	15,000,751	14,948,280	52,471	—
Utilities	21,443,401	18,892,224	2,551,177	—
Asset & Commercial Mortgage Backed Securities	38,389,473	—	35,969,221	2,420,252
Corporate Bonds	251,919,447	—	251,919,447	—
Foreign Government Obligations	8,263,027	—	8,263,027	—
Municipal Bonds	8,814,618	—	8,814,618	—
U.S. Government Agencies	6,623,119	—	6,623,119	—
U.S. Government Securities	79,062,422	—	79,062,422	—
Preferred Stocks	523,295	523,295	—	—
Rights	2,279	2,279	—	—
Short-Term Investments	24,115,017	24,115,017	—	—
Foreign Currency Contracts(2)	100,057	—	100,057	—
Futures Contracts(2)	61,820	61,820	—	—

Total	$1,008,508,932	$530,276,508	$474,309,055	$3,923,369

Liabilities
Foreign Currency Contracts(2)	$(158,693)	$—	$(158,693)	$—
Futures Contracts(2)	(9,254)	(9,254)	—	—

Total	$(167,947)	$(9,254)	$(158,693)	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six-month period ended April 30, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

32

The Hartford Balanced Income Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 42.8%
	Automobiles & Components - 0.3%
263,381	Cie Generale des Etablissements Michelin SCA	$34,057,933

	Banks - 5.5%
5,499,607	Bank of America Corp.	168,177,982
1,034,236	BB&T Corp.	52,952,883
2,209,604	JP Morgan Chase & Co.	256,424,544
381,016	M&T Bank Corp.	64,799,391
501,878	PNC Financial Services Group, Inc.	68,722,155
1,025,741	US Bancorp	54,692,510

		665,769,465

	Capital Goods - 3.1%
263,517	3M Co.	49,939,107
7,002,109	BAE Systems plc	45,004,509
488,080	Caterpillar, Inc.	68,048,113
1,028,212	Eaton Corp. plc	85,156,518
358,263	Lockheed Martin Corp.	119,419,806

		367,568,053

	Consumer Services - 0.3%
161,654	McDonald’s Corp.	31,937,981

	Diversified Financials - 0.2%
51,760	BlackRock, Inc.	25,116,023

	Energy - 4.8%
1,143,257	Chevron Corp.	137,259,435
1,386,860	Exxon Mobil Corp.	111,337,121
2,667,554	Kinder Morgan, Inc.	53,004,298
665,268	Occidental Petroleum Corp.	39,170,980
291,425	Phillips 66	27,472,635
3,730,803	Suncor Energy, Inc.	123,116,499
1,682,436	TransCanada Corp.	80,297,796

		571,658,764

	Food & Staples Retailing - 0.2%
292,343	Sysco Corp.	20,572,177

	Food, Beverage & Tobacco - 2.8%
1,117,856	Coca-Cola Co.	54,842,015
1,296,655	Mondelez International, Inc. Class A	65,934,907
410,613	Nestle S.A.	39,532,836
410,708	PepsiCo., Inc.	52,591,159
1,453,804	Philip Morris International, Inc.	125,841,274

		338,742,191

	Health Care Equipment & Services - 1.4%
1,753,305	Koninklijke Philips N.V.	75,293,441
997,664	Medtronic plc	88,602,540

		163,895,981

	Household & Personal Products - 1.5%
578,871	Procter & Gamble Co.	61,638,184
1,930,563	Unilever N.V.	116,818,367

		178,456,551

	Insurance - 2.6%
893,863	American International Group, Inc.	42,521,063
379,983	Chubb Ltd.	55,173,531
2,316,959	MetLife, Inc.	106,881,319
831,321	Principal Financial Group, Inc.	47,518,308
452,337	Travelers Cos., Inc.	65,023,444

		317,117,665

	Materials - 1.4%
840,239	Dow, Inc.*	47,666,758
1,400,046	DowDuPont, Inc.	53,831,769
245,834	International Paper Co.	11,507,490

Shares or Principal Amount		Market Value†
COMMON STOCKS - 42.8% - (continued)
	Materials - 1.4% - (continued)
1,075,875	Nutrien Ltd.	$58,290,907

		171,296,924

	Media & Entertainment - 1.1%
3,010,285	Comcast Corp. Class A	131,037,706

	Pharmaceuticals, Biotechnology & Life Sciences - 5.9%
1,312,122	AstraZeneca plc ADR	49,414,515
1,255,188	Bristol-Myers Squibb Co.	58,278,379
399,781	Eli Lilly & Co.	46,790,368
886,176	Johnson & Johnson	125,128,051
1,425,321	Merck & Co., Inc.	112,187,016
913,697	Novartis AG	74,868,392
4,358,399	Pfizer, Inc.	176,994,583
270,627	Roche Holding AG	71,408,530

		715,069,834

	Real Estate - 0.9%
846,236	Crown Castle International Corp. REIT	106,439,564

	Retailing - 0.7%
445,090	Home Depot, Inc.	90,664,833

	Semiconductors & Semiconductor Equipment - 2.6%
527,013	Analog Devices, Inc.	61,259,991
2,103,693	Intel Corp.	107,372,491
279,949	KLA-Tencor Corp.	35,687,899
847,340	Maxim Integrated Products, Inc.	50,840,400
286,082	QUALCOMM, Inc.	24,640,243
266,792	Texas Instruments, Inc.	31,436,101

		311,237,125

	Technology Hardware & Equipment - 1.6%
3,406,290	Cisco Systems, Inc.	190,581,926

	Telecommunication Services - 1.8%
916,594	BCE, Inc.	41,009,662
3,100,240	Verizon Communications, Inc.	177,302,726

		218,312,388

	Transportation - 0.5%
331,073	Union Pacific Corp.	58,613,164

	Utilities - 3.6%
738,899	American Electric Power Co., Inc.	63,212,810
1,177,192	Dominion Energy, Inc.	91,667,941
577,266	Duke Energy Corp.	52,600,478
903,002	Eversource Energy	64,709,123
362,361	NextEra Energy, Inc.	70,457,473
568,200	Sempra Energy	72,701,190
288,048	Xcel Energy, Inc.	16,274,712

		431,623,727

	Total Common Stocks (cost $4,331,667,804)	$5,139,769,975

PREFERRED STOCKS - 0.0%
	Diversified Financials - 0.0%
29,500	GMAC Capital Trust Series 2, 8.47%(1)	775,850

	Total Preferred Stocks (cost $773,012)	$775,850

CORPORATE BONDS - 47.4%
	Advertising - 0.0%
$1,715,000	Lamar Media Corp. 5.75%, 02/01/2026(2)	1,800,887

	Aerospace/Defense - 0.8%
390,000	Arconic, Inc. 5.95%, 02/01/2037	392,582
4,220,000	BAE Systems plc 4.75%, 10/11/2021(2)	4,386,873

The accompanying notes are an integral part of these financial statements.

33

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 47.4% - (continued)
	Aerospace/Defense - 0.8% - (continued)
	DAE Funding LLC
$670,000	4.50%, 08/01/2022(2)	$676,700
1,365,000	5.00%, 08/01/2024(2)	1,402,538
	L3 Technologies, Inc.
6,650,000	3.85%, 06/15/2023	6,871,585
7,545,000	4.40%, 06/15/2028	7,955,247
	Lockheed Martin Corp.
11,120,000	3.55%, 01/15/2026	11,419,281
5,800,000	3.60%, 03/01/2035	5,740,973
6,025,000	4.50%, 05/15/2036	6,542,414
2,435,000	Raytheon Co. 4.70%, 12/15/2041	2,774,921
4,970,000	TransDigm, Inc. 6.25%, 03/15/2026(2)	5,175,013
	United Technologies Corp.
13,440,000	2.80%, 05/04/2024	13,297,504
5,000,000	3.75%, 11/01/2046	4,616,559
8,945,000	3.95%, 08/16/2025	9,345,639
5,000,000	4.05%, 05/04/2047	4,835,625
1,925,000	4.50%, 06/01/2042	1,997,239
2,590,000	4.63%, 11/16/2048	2,745,900
5,300,000	5.70%, 04/15/2040	6,203,057
1,890,000	6.13%, 07/15/2038	2,320,973

		98,700,623

	Agriculture - 1.1%
	Altria Group, Inc.
7,655,000	3.80%, 02/14/2024	7,797,766
6,870,000	3.88%, 09/16/2046	5,743,653
1,560,000	4.25%, 08/09/2042	1,380,711
7,965,000	4.40%, 02/14/2026	8,226,994
12,630,000	4.80%, 02/14/2029	13,123,966
19,360,000	5.38%, 01/31/2044	19,703,625
9,445,000	5.95%, 02/14/2049	10,210,069
	BAT Capital Corp.
16,380,000	3.22%, 08/15/2024	16,029,762
2,400,000	3.56%, 08/15/2027	2,284,947
13,225,000	4.39%, 08/15/2037	12,015,065
	Imperial Brands Finance plc
6,455,000	3.50%, 02/11/2023(2)	6,470,550
6,090,000	3.75%, 07/21/2022(2)	6,173,047
1,305,000	JBS Investments II GmbH 7.00%, 01/15/2026(2)	1,357,853
	Philip Morris International, Inc.
5,000,000	2.63%, 03/06/2023	4,988,370
1,230,000	4.13%, 03/04/2043	1,166,435
	Reynolds American, Inc.
745,000	4.45%, 06/12/2025	768,515
8,205,000	5.85%, 08/15/2045	8,487,735
1,535,000	6.15%, 09/15/2043	1,619,234

		127,548,297

	Airlines - 0.2%
1,710	Continental Airlines, Inc. 6.90%, 10/19/2023	1,780
	Delta Air Lines, Inc.
8,565,000	3.63%, 03/15/2022	8,632,904
16,350,000	3.80%, 04/19/2023	16,668,293

		25,302,977

	Auto Manufacturers - 0.6%
	Ford Motor Co.
14,110,000	4.75%, 01/15/2043	11,989,889
3,065,000	5.29%, 12/08/2046	2,793,249
2,405,000	Ford Motor Credit Co. LLC 4.13%, 08/04/2025	2,352,940
	General Motors Co.
9,235,000	5.15%, 04/01/2038	8,882,561

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 47.4% - (continued)
		Auto Manufacturers - 0.6% - (continued)
	$4,325,000	5.20%, 04/01/2045	$4,054,955
	5,585,000	5.95%, 04/01/2049	5,777,595
	4,850,000	6.25%, 10/02/2043	5,111,267
		General Motors Financial Co., Inc.
	10,985,000	3.50%, 11/07/2024	10,831,100
	10,545,000	4.35%, 01/17/2027	10,540,149
	6,885,000	Volkswagen Group of America Finance LLC 3.88%, 11/13/2020(2)	6,980,624

			69,314,329

		Auto Parts & Equipment - 0.0%
EUR	1,930,000	Adient Global Holdings Ltd. 3.50%, 08/15/2024(3)	1,866,395
	$790,000	Adient U.S. LLC 7.00%, 05/15/2026(2)(4)	808,762
	775,000	Panther BF Aggregator 2 LP / Panther Finance Co., Inc. 8.50%, 05/15/2027(2)	801,350

			3,476,507

		Beverages - 1.5%
		Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
	12,100,000	3.65%, 02/01/2026(2)	12,139,605
	9,105,000	4.70%, 02/01/2036(2)	9,251,091
	30,491,000	4.90%, 02/01/2046(2)	30,939,885
	71,000	Anheuser-Busch InBev Finance, Inc. 4.00%, 01/17/2043	64,709
		Anheuser-Busch InBev Worldwide, Inc.
	6,563,000	3.75%, 07/15/2042	5,719,340
	18,930,000	4.15%, 01/23/2025	19,769,494
	7,095,000	4.38%, 04/15/2038	6,913,104
	8,125,000	4.60%, 04/15/2048	7,930,072
	6,290,000	4.75%, 01/23/2029	6,734,756
	11,135,000	4.75%, 04/15/2058	10,909,292
	4,215,000	5.45%, 01/23/2039	4,595,322
	745,000	Bacardi Ltd. 4.45%, 05/15/2025(2)	766,706
	400,000	Coca-Cola Icecek AS 4.22%, 09/19/2024(3)	381,712
		Constellation Brands, Inc.
	36,850,000	2.00%, 11/07/2019	36,692,643
	3,680,000	3.20%, 02/15/2023	3,699,487
	7,000,000	3.60%, 02/15/2028	6,939,021
	370,000	Keurig Dr Pepper, Inc. 4.42%, 05/25/2025(2)	386,318
		Molson Coors Brewing Co.
	11,515,000	3.00%, 07/15/2026	11,054,488
	1,335,000	4.20%, 07/15/2046	1,197,125
	1,315,000	5.00%, 05/01/2042	1,315,571

			177,399,741

		Biotechnology - 0.2%
		Amgen, Inc.
	4,790,000	3.63%, 05/22/2024	4,920,442
	7,025,000	4.40%, 05/01/2045	6,898,434
	7,500,000	4.56%, 06/15/2048	7,522,635
		Gilead Sciences, Inc.
	7,150,000	3.50%, 02/01/2025	7,286,366
	1,375,000	4.60%, 09/01/2035	1,459,599

			28,087,476

		Chemicals - 0.9%
	1,365,000	Braskem Netherlands Finance B.V. 4.50%, 01/10/2028(3)	1,337,700
	2,225,000	Celanese U.S. Holdings LLC 3.50%, 05/08/2024(4)	2,233,243
		CF Industries, Inc.
	245,000	4.95%, 06/01/2043	214,912
	1,361,000	5.15%, 03/15/2034	1,316,767
	390,000	5.38%, 03/15/2044	356,928

The accompanying notes are an integral part of these financial statements.

34

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 47.4% - (continued)
		Chemicals - 0.9% - (continued)
	$400,000	Chandra Asri Petrochemical Tbk PT 4.95%, 11/08/2024(3)	$378,255
		Chemours Co.
	620,000	6.63%, 05/15/2023	642,289
	2,260,000	7.00%, 05/15/2025	2,389,950
	9,415,000	Dow Chemical Co. (The) 4.55%, 11/30/2025(2)	10,000,578
		DowDuPont, Inc.
	13,205,000	4.21%, 11/15/2023	13,841,583
	11,965,000	4.73%, 11/15/2028	13,014,856
	370,000	LYB International Finance B.V. 4.00%, 07/15/2023	381,835
		Methanex Corp.
	3,855,000	3.25%, 12/15/2019	3,857,146
	10,670,000	4.25%, 12/01/2024	10,733,074
	3,027,000	5.65%, 12/01/2044	2,857,643
		Nutrien Ltd.
	375,000	3.50%, 06/01/2023	377,977
	4,280,000	4.20%, 04/01/2029	4,440,003
	3,919,000	OCP S.A. 4.50%, 10/22/2025(3)	3,889,976
	5,030,000	SABIC Capital II B.V. 4.00%, 10/10/2023(2)	5,174,361
		SASOL Financing USA LLC
	685,000	5.88%, 03/27/2024	726,904
	735,000	6.50%, 09/27/2028	805,992
		Sherwin-Williams Co.
	7,535,000	2.25%, 05/15/2020	7,494,266
	6,625,000	2.75%, 06/01/2022	6,588,253
	950,000	4.55%, 08/01/2045	936,901
		Syngenta Finance N.V.
	9,315,000	4.89%, 04/24/2025(2)	9,593,001
	8,135,000	5.18%, 04/24/2028(2)	8,321,761

			111,906,154

		Coal - 0.0%
	2,770,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 12.00%, 11/01/2021	325,475
	3,405,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(2)	2,638,875

			2,964,350

		Commercial Banks - 11.3%
		Banco Bilbao Vizcaya Argentaria S.A.
	1,600,000	5 year USD Swap + 3.870%, 6.13%, 11/16/2027(1)(5)(6)	1,458,000
EUR	400,000	5 year EUR Swap + 6.604%, 6.75%, 02/18/2020(1)(3)(6)	463,625
	1,600,000	5 year EUR Swap + 9.177%, 8.88%, 04/14/2021(1)(3)(6)	1,997,371
	2,600,000	Banco de Sabadell S.A. 5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(1)(3)(6)	2,868,447
		Banco do Brasil S.A.
	$845,000	4.63%, 01/15/2025(2)	854,929
	1,680,000	4.75%, 03/20/2024(2)	1,716,456
	210,000	4.88%, 04/19/2023(2)	215,670
		Bank of America Corp.
	18,260,000	2.50%, 10/21/2022	18,010,979
	19,950,000	3 mo. USD LIBOR + 0.930%, 2.82%, 07/21/2023(1)	19,815,614
	3,733,000	3 mo. USD LIBOR + 0.790%, 3.00%, 12/20/2023(1)	3,717,762
	15,270,000	3 mo. USD LIBOR + 1.090%, 3.09%, 10/01/2025(1)	15,144,228
	7,500,000	3 mo. USD LIBOR + 1.160%, 3.12%, 01/20/2023(1)	7,522,059

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 47.4% - (continued)
	Commercial Banks - 11.3% - (continued)
$15,020,000	3 mo. USD LIBOR + 0.810%, 3.37%, 01/23/2026(1)	$15,032,722
770,000	3.46%, 03/15/2025(1)	777,703
7,025,000	3 mo. USD LIBOR + 1.06%, 3.56%, 04/23/2027(1)	7,071,370
9,905,000	3 mo. USD LIBOR + 1.000%, 3.58%, 04/24/2023(1)	10,005,813
9,280,000	3 mo. USD LIBOR + 1.512%, 3.71%, 04/24/2028(1)	9,340,677
9,550,000	3 mo. USD LIBOR + 1.575%, 3.82%, 01/20/2028(1)	9,714,960
5,015,000	3 mo. USD LIBOR + 0.940%, 3.86%, 07/23/2024(1)	5,154,788
4,795,000	3 mo. USD LIBOR + 1.210%, 3.97%, 02/07/2030(1)	4,898,483
6,270,000	4.00%, 01/22/2025	6,424,440
4,260,000	4.10%, 07/24/2023	4,453,909
2,450,000	4.20%, 08/26/2024	2,542,052
5,000,000	3 mo. USD LIBOR + 1.814%, 4.24%, 04/24/2038(1)	5,160,272
5,195,000	3 mo. USD LIBOR + 1.52%, 4.33%, 03/15/2050(1)	5,372,611
1,760,000	5.00%, 01/21/2044	1,996,709
9,525,000	7.75%, 05/14/2038	13,334,060
24,100,000	Bank of Montreal 2.90%, 03/26/2022	24,142,632
	Bank of New York Mellon Corp.
15,380,000	2.20%, 08/16/2023	14,930,148
9,525,000	3 mo. USD LIBOR + 0.634%, 2.66%, 05/16/2023(1)	9,463,793
8,855,000	3 mo. USD LIBOR + 1.050%, 3.63%, 10/30/2023(1)	8,992,233
	Barclays plc
2,205,000	3.68%, 01/10/2023	2,205,830
28,345,000	3.93%, 05/07/2025	28,364,275
16,265,000	BB&T Corp. 3.05%, 06/20/2022	16,366,985
325,000	BBVA Bancomer S.A. 12 mo. USD CMT + 2.650%, 5.13%, 01/18/2033(1)(2)	307,937
	BNP Paribas S.A.
8,145,000	2.95%, 05/23/2022(2)	8,108,002
5,375,000	3.38%, 01/09/2025(2)	5,315,915
6,345,000	3.80%, 01/10/2024(2)	6,459,522
940,000	5 year USD Swap + 2.838%, 5.13%, 11/15/2027(1)(2)(6)	844,825
955,000	5 year USD Swap + 6.314%, 7.63%, 03/30/2021(1)(2)(6)	1,006,331
15,295,000	BPCE S.A. 2.75%, 01/11/2023(2)	15,137,459
	Capital One Financial Corp.
15,000,000	3.75%, 07/28/2026	14,765,450
375,000	3.90%, 01/29/2024	385,148
750,000	Citibank NA 3.65%, 01/23/2024	771,971
	Citigroup, Inc.
6,550,000	2.70%, 10/27/2022	6,496,782
5,290,000	2.90%, 12/08/2021	5,293,308
7,420,000	3 mo. USD LIBOR + 0.722%, 3.14%, 01/24/2023(1)	7,449,042
4,945,000	3.20%, 10/21/2026	4,842,491
17,135,000	3 mo. USD LIBOR + 0.8966%, 3.35%, 04/24/2025(1)	17,222,235
13,815,000	3 mo. USD LIBOR + 1.151%, 3.52%, 10/27/2028(1)	13,636,296
14,050,000	3 mo. USD LIBOR + 1.100%, 3.78%, 05/17/2024(1)	14,185,088
6,330,000	3 mo. USD LIBOR + 1.563%, 3.89%, 01/10/2028(1)	6,451,790
43,350,000	3 mo. USD LIBOR + 1.338%, 3.98%, 03/20/2030(1)	44,143,533

The accompanying notes are an integral part of these financial statements.

35

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 47.4% - (continued)
	Commercial Banks - 11.3% - (continued)
$775,000	4.13%, 07/25/2028	$787,078
7,440,000	4.30%, 11/20/2026	7,665,091
8,145,000	4.45%, 09/29/2027	8,453,011
2,585,000	4.60%, 03/09/2026	2,719,770
1,124,000	4.65%, 07/30/2045	1,204,082
6,265,000	4.65%, 07/23/2048	6,759,565
1,709,000	4.75%, 05/18/2046	1,796,581
	Credit Agricole S.A.
2,900,000	3.75%, 04/24/2023(2)	2,945,446
10,190,000	5 year USD Swap +1.644%, 4.00%, 01/10/2033(1)(2)	9,928,554
890,000	5 year USD Swap + 4.898%, 7.88%, 01/23/2024(1)(2)(6)	966,663
1,030,000	5 year USD Swap + 6.185%, 8.13%, 12/23/2025(1)(2)(6)	1,172,768
	Credit Suisse Group AG
9,580,000	3 mo. USD LIBOR + 1.200%, 3.00%, 12/14/2023(1)(2)	9,465,575
9,725,000	3 mo. USD LIBOR + 1.2400%, 4.21%, 06/12/2024(1)(2)	10,016,922
11,090,000	4.28%, 01/09/2028(2)	11,310,951
3,855,000	5 year USD Swap + 3.455%, 6.25%, 12/18/2024(1)(3)(6)	3,933,812
	Credit Suisse Group Funding Guernsey Ltd.
5,870,000	3.13%, 12/10/2020	5,885,351
10,410,000	3.80%, 09/15/2022	10,625,809
	Danske Bank A/S
4,035,000	5.00%, 01/12/2022(2)	4,149,285
5,230,000	5.38%, 01/12/2024(2)	5,477,130
	Discover Bank
6,470,000	3.35%, 02/06/2023	6,506,812
5,855,000	4.20%, 08/08/2023	6,090,712
19,000,000	Fifth Third Bank 3.95%, 07/28/2025	19,991,330
3,070,000	Freedom Mortgage Corp. 8.13%, 11/15/2024(2)	2,724,625
	Goldman Sachs Group, Inc.
10,375,000	2.35%, 11/15/2021	10,225,895
9,635,000	3 mo. USD LIBOR + 0.821%, 2.88%, 10/31/2022(1)	9,579,438
14,115,000	3 mo. USD LIBOR + 0.990%, 2.91%, 07/24/2023(1)	14,000,708
18,660,000	3 mo. USD LIBOR + 1.201%, 3.27%, 09/29/2025(1)	18,439,334
7,115,000	3.50%, 01/23/2025	7,152,253
9,820,000	3.50%, 11/16/2026	9,681,672
13,605,000	3 mo. USD LIBOR + 1.510%, 3.69%, 06/05/2028(1)	13,477,172
6,800,000	3.85%, 01/26/2027	6,850,699
21,760,000	3 mo. USD LIBOR + 1.373%, 4.02%, 10/31/2038(1)	21,114,541
9,545,000	3 mo. USD LIBOR + 1.301%, 4.22%, 05/01/2029(1)	9,751,080
6,425,000	3 mo. USD LIBOR + 1.600%, 4.23%, 11/29/2023(1)	6,582,338
370,000	4.25%, 10/21/2025	380,992
4,150,000	4.75%, 10/21/2045	4,425,580
2,625,000	4.80%, 07/08/2044	2,796,942
1,835,000	5.15%, 05/22/2045	1,962,910
2,015,000	Grupo Aval Ltd. 4.75%, 09/26/2022(3)	2,050,262
	HSBC Holdings plc
5,300,000	2.65%, 01/05/2022	5,263,846
11,275,000	3 mo. USD LIBOR + 0.923%, 3.03%, 11/22/2023(1)	11,271,748

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 47.4% - (continued)
		Commercial Banks - 11.3% - (continued)
	$6,035,000	3 mo. USD LIBOR + 1.055%, 3.26%, 03/13/2023(1)	$6,077,714
	15,055,000	3.60%, 05/25/2023	15,379,494
	375,000	3 mo. USD LIBOR + 0.98723%, 3.95%, 05/18/2024(1)	385,219
	7,655,000	4.25%, 03/14/2024	7,893,229
	6,755,000	4.30%, 03/08/2026	7,035,255
	5,465,000	3 mo. USD LIBOR + 1.535%, 4.58%, 06/19/2029(1)	5,785,885
	1,000,000	6.50%, 09/15/2037	1,258,779
	4,440,000	6.80%, 06/01/2038	5,785,996
	1,205,000	Industrial & Commercial Bank of China Ltd. 4.88%, 09/21/2025(3)	1,273,595
IDR	25,000,000,000	International Finance Corp. 8.00%, 10/09/2023	1,773,468
		Intesa Sanpaolo S.p.A.
	$8,270,000	3.13%, 07/14/2022(2)	8,101,102
	4,865,000	3.38%, 01/12/2023(2)	4,781,404
	780,000	5 year USD Swap + 5.462%, 7.70%, 09/17/2025(1)(2)(5)(6)	763,916
		JP Morgan Chase & Co.
	22,475,000	2.97%, 01/15/2023	22,485,833
	16,310,000	3 mo. USD LIBOR + 0.695%, 3.21%, 04/01/2023(1)	16,416,179
	13,440,000	3 mo. USD LIBOR + 1.155%, 3.22%, 03/01/2025(1)	13,442,715
	19,950,000	3.30%, 04/01/2026	19,946,229
	8,740,000	3 mo. USD LIBOR + 1.160%, 3.70%, 05/06/2030	8,759,038
	19,130,000	3 mo. USD LIBOR + 0.890%, 3.80%, 07/23/2024(1)	19,639,915
	8,000,000	3 mo. USD LIBOR + 1.230%, 3.81%, 10/24/2023(1)	8,117,600
	20,290,000	3 mo. USD LIBOR + 1.360%, 3.88%, 07/24/2038(1)	20,033,162
	10,685,000	3 mo. USD LIBOR + 1.245%, 3.96%, 01/29/2027(1)	11,037,687
	23,500,000	3 mo. USD LIBOR + 1.380%, 3.96%, 11/15/2048(1)	22,919,376
	370,000	3 mo. USD LIBOR + 1.000%, 4.02%, 12/05/2024(1)	383,669
	4,055,000	3 mo. USD LIBOR + 1.580%, 4.26%, 02/22/2048(1)	4,159,472
	9,510,000	JPMorgan Chase Bank NA 3 mo. USD LIBOR + 0.280%, 2.60%, 02/01/2021(1)	9,494,308
		Morgan Stanley
	4,505,000	2.50%, 04/21/2021	4,480,522
	13,795,000	2.63%, 11/17/2021	13,739,064
	19,430,000	2.75%, 05/19/2022	19,330,907
	2,945,000	3.13%, 01/23/2023	2,956,492
	8,790,000	3.13%, 07/27/2026	8,561,489
	13,070,000	3 mo. USD LIBOR + 1.340%, 3.59%, 07/22/2028(1)	13,054,376
	8,040,000	3.63%, 01/20/2027	8,117,093
	9,230,000	3.70%, 10/23/2024	9,477,530
	7,865,000	3 mo. USD LIBOR + 0.847%, 3.74%, 04/24/2024(1)	8,033,914
	6,320,000	3.95%, 04/23/2027	6,381,761
	7,125,000	3 mo. USD LIBOR + 1.400%, 3.98%, 10/24/2023(1)	7,267,546
	9,690,000	4.00%, 07/23/2025	10,074,287
	2,300,000	4.35%, 09/08/2026	2,386,969
	7,945,000	4.38%, 01/22/2047	8,251,634
	2,555,000	3 mo. USD LIBOR + 1.628%, 4.43%, 01/23/2030(1)	2,704,458

The accompanying notes are an integral part of these financial statements.

36

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 47.4% - (continued)
	Commercial Banks - 11.3% - (continued)
$5,825,000	3 mo. USD LIBOR + 1.431%, 4.46%, 04/22/2039(1)	$6,065,637
7,465,000	PNC Bank NA 2.70%, 11/01/2022	7,432,211
	PNC Financial Services Group, Inc.
19,455,000	3.45%, 04/23/2029	19,580,266
755,000	3.50%, 01/23/2024	773,739
4,310,000	3.90%, 04/29/2024	4,479,233
18,435,000	Royal Bank of Canada 2.80%, 04/29/2022	18,448,577
	Santander Holdings USA, Inc.
6,970,000	3.40%, 01/18/2023	6,974,347
6,145,000	3.70%, 03/28/2022	6,207,365
8,700,000	Santander UK Group Holdings plc 3.57%, 01/10/2023	8,729,896
805,000	State Bank of India 4.38%, 01/24/2024(2)	825,299
7,445,000	State Street Corp. 3 mo. USD LIBOR + 0.770%, 3.78%, 12/03/2024(1)	7,699,794
310,000	Turkiye Vakiflar Bankasi TAO 5.75%, 01/30/2023(2)	274,248
11,470,000	UBS AG 2.45%, 12/01/2020(2)	11,408,440
21,500,000	UBS Group Funding Switzerland AG 2.65%, 02/01/2022(2)	21,299,068
	UniCredit S.p.A.
1,320,000	6.57%, 01/14/2022(2)	1,391,027
1,980,000	5 year USD Swap + 5.180%, 8.00%, 06/03/2024(1)(3)(6)	1,905,750
2,850,000	Wachovia Corp. 5.50%, 08/01/2035	3,234,359
	Wells Fargo & Co.
8,500,000	2.10%, 07/26/2021	8,371,371
14,455,000	2.63%, 07/22/2022	14,331,098
7,285,000	3.00%, 10/23/2026	7,087,597
11,480,000	3.07%, 01/24/2023	11,501,965
9,965,000	3.45%, 02/13/2023	10,073,906
6,295,000	3.75%, 01/24/2024	6,477,832
7,100,000	3 mo. USD LIBOR + 1.230%, 3.81%, 10/31/2023(1)	7,238,376
4,080,000	4.13%, 08/15/2023	4,219,690
880,000	4.40%, 06/14/2046	883,699
3,690,000	4.65%, 11/04/2044	3,824,222
2,655,000	4.75%, 12/07/2046	2,791,944
3,026,000	4.90%, 11/17/2045	3,245,401
1,475,000	5.38%, 11/02/2043	1,667,318
4,408,000	5.61%, 01/15/2044	5,156,726
	Wells Fargo Bank NA
10,000,000	2.60%, 01/15/2021	9,978,955
12,920,000	3.55%, 08/14/2023	13,247,175

		1,352,713,875

	Commercial Services - 0.4%
654,000	ACE Cash Express, Inc. 12.00%, 12/15/2022(2)	611,490
715,000	Aeropuerto Internacional de Tocumen S.A. 6.00%, 11/18/2048(2)	804,375
	APX Group, Inc.
1,775,000	7.63%, 09/01/2023(5)	1,553,125
2,025,000	7.88%, 12/01/2022	2,019,937
390,000	8.50%, 11/01/2024(2)(4)	388,050
	Atento Luxco 1 S.A.
1,355,000	6.13%, 08/10/2022(2)(5)	1,365,840
385,000	6.13%, 08/10/2022(3)	388,080
2,195,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, 04/01/2023	2,235,761
2,445,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(2)	2,298,300
2,510,000	Garda World Security Corp. 8.75%, 05/15/2025(2)	2,366,177
1,169,000	Herc Rentals, Inc. 7.50%, 06/01/2022(2)	1,215,760

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 47.4% - (continued)
	Commercial Services - 0.4% - (continued)
	IHS Markit Ltd.
$11,945,000	4.13%, 08/01/2023	$12,228,335
370,000	4.75%, 02/15/2025(2)	387,079
	Moody’s Corp.
11,195,000	2.63%, 01/15/2023	11,043,640
6,230,000	2.75%, 12/15/2021	6,218,615
775,000	Service Corp. International 4.63%, 12/15/2027	780,813
375,000	Star Merger Sub, Inc. 6.88%, 08/15/2026(2)	389,775
360,000	Total System Services, Inc. 4.80%, 04/01/2026	378,122
2,035,000	United Rentals North America, Inc. 5.88%, 09/15/2026	2,126,575

		48,799,849

	Construction Materials - 0.1%
750,000	Boise Cascade Co. 5.63%, 09/01/2024(2)	750,000
2,971,000	Johnson Controls International plc 4.63%, 07/02/2044	2,881,847
3,925,000	Standard Industries, Inc. 5.38%, 11/15/2024(2)	3,998,594

		7,630,441

	Distribution/Wholesale - 0.0%
1,400,000	American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/2023(2)	1,450,750

	Diversified Financial Services - 1.1%
385,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.45%, 04/03/2026	390,316
9,020,000	AIG Global Funding 2.15%, 07/02/2020(2)	8,969,443
730,000	Aircastle Ltd. 4.40%, 09/25/2023	741,670
6,740,000	American Express Co. 3.70%, 11/05/2021	6,883,740
2,060,000	Cboe Global Markets, Inc. 3.65%, 01/12/2027	2,095,270
1,325,000	Credit Acceptance Corp. 6.63%, 03/15/2026(2)	1,394,562
1,170,000	Fly Leasing Ltd. 5.25%, 10/15/2024(5)	1,137,825
19,859,000	GE Capital International Funding Co. 4.42%, 11/15/2035	18,600,491
3,640,000	goeasy Ltd. 7.88%, 11/01/2022(2)	3,831,100
625,000	Minejesa Capital B.V. 5.63%, 08/10/2037	618,436
	Nasdaq, Inc.
12,925,000	3.85%, 06/30/2026	13,112,971
16,765,000	4.25%, 06/01/2024	17,567,775
	National Rural Utilities Cooperative Finance Corp.
6,625,000	3.25%, 11/01/2025	6,745,989
14,585,000	3.70%, 03/15/2029	15,156,815
	Navient Corp.
2,027,000	5.50%, 01/25/2023	2,062,472
365,000	5.63%, 08/01/2033	293,825
1,051,000	5.88%, 10/25/2024	1,056,255
1,816,000	6.50%, 06/15/2022	1,913,610
747,000	7.25%, 09/25/2023	808,628
	Springleaf Finance Corp.
1,430,000	6.13%, 05/15/2022	1,510,509
575,000	6.13%, 03/15/2024	606,625
255,000	6.88%, 03/15/2025	273,488
490,000	7.13%, 03/15/2026	526,138
1,610,000	7.75%, 10/01/2021	1,748,862
2,815,000	8.25%, 12/15/2020	3,033,669
5,580,000	Synchrony Financial 4.50%, 07/23/2025	5,674,735
4,330,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.75%, 06/01/2025(2)	4,422,012

The accompanying notes are an integral part of these financial statements.

37

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 47.4% - (continued)
	Diversified Financial Services - 1.1% - (continued)
$400,000	Turkiye Sinai Kalkinma Bankasi AS 5.50%, 01/16/2023(3)	$344,800
1,344,000	Vantiv LLC / Vantiv Issuer Corp. 4.38%, 11/15/2025(2)	1,380,960
	Visa, Inc.
8,665,000	3.15%, 12/14/2025	8,792,369
1,105,000	4.30%, 12/14/2045	1,205,403

		132,900,763

	Electric - 3.1%
	Abu Dhabi National Energy Co. PJSC
785,000	3.63%, 01/12/2023(3)	792,065
300,000	4.38%, 06/22/2026(3)	309,120
285,000	4.88%, 04/23/2030(2)	303,881
613,000	4.88%, 04/23/2030(3)	653,611
527,000	5.88%, 12/13/2021(3)	562,720
4,430,000	AEP Texas, Inc. 3.80%, 10/01/2047	4,205,579
2,565,000	AEP Transmission Co. LLC 3.10%, 12/01/2026	2,538,572
4,100,000	AES Corp. 5.13%, 09/01/2027	4,264,000
2,663,000	Alabama Power Co. 3.55%, 12/01/2023	2,747,352
9,630,000	Appalachian Power Co. 4.50%, 03/01/2049	10,077,607
5,210,000	Baltimore Gas & Electric Co. 3.50%, 11/15/2021	5,298,114
	Berkshire Hathaway Energy Co.
15,710,000	3.25%, 04/15/2028	15,627,707
500,000	5.95%, 05/15/2037	624,051
390,000	Calpine Corp. 5.25%, 06/01/2026(2)	390,488
6,740,000	CenterPoint Energy, Inc. 2.50%, 09/01/2022	6,623,097
	Centrais Electricas Brasileiras S.A.
1,155,000	5.75%, 10/27/2021(3)	1,194,848
150,000	6.88%, 07/30/2019(3)	150,938
3,780,000	Cleco Corporate Holdings LLC 3.74%, 05/01/2026	3,728,616
	Commonwealth Edison Co.
605,000	3.65%, 06/15/2046	583,499
14,120,000	3.70%, 08/15/2028	14,692,897
1,120,000	4.35%, 11/15/2045	1,191,961
	Consolidated Edison Co. of New York, Inc.
865,000	4.50%, 12/01/2045	924,449
5,050,000	4.50%, 05/15/2058	5,267,046
	Dominion Energy, Inc.
11,710,000	3.90%, 10/01/2025	12,177,067
5,145,000	4.25%, 06/01/2028	5,401,778
3,390,000	7.00%, 06/15/2038	4,459,953
4,150,000	DTE Energy Co. 3.80%, 03/15/2027	4,197,501
	Duke Energy Carolinas LLC
9,845,000	2.95%, 12/01/2026	9,774,237
3,270,000	3.75%, 06/01/2045	3,188,834
3,305,000	3.88%, 03/15/2046	3,289,789
3,000,000	5.30%, 02/15/2040	3,583,018
	Duke Energy Corp.
4,000,000	2.65%, 09/01/2026	3,823,793
3,000,000	3.95%, 10/15/2023	3,116,330
	Duke Energy Progress LLC
2,060,000	4.10%, 05/15/2042	2,113,720
1,940,000	4.15%, 12/01/2044	2,010,126
6,845,000	4.20%, 08/15/2045	7,159,075
2,730,000	4.38%, 03/30/2044	2,900,889
1,755,000	Emera U.S. Finance L.P. 4.75%, 06/15/2046	1,793,028
365,000	Emera, Inc. 3 mo. USD LIBOR + 5.440%, 6.75%, 06/15/2076(1)	392,693
405,000	Empresa Electrica Guacolda S.A. 4.56%, 04/30/2025(3)	383,134

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 47.4% - (continued)
	Electric - 3.1% - (continued)
$5,665,000	Enel Finance International N.V. 3.50%, 04/06/2028(2)	$5,340,050
	Entergy Corp.
1,930,000	2.95%, 09/01/2026	1,860,738
355,000	4.00%, 07/15/2022	365,848
	Eversource Energy
2,775,000	2.80%, 05/01/2023	2,763,817
9,905,000	3.80%, 12/01/2023	10,242,188
2,105,000	Exelon Corp. 3.40%, 04/15/2026	2,110,610
6,525,000	FirstEnergy Corp. 7.38%, 11/15/2031	8,627,129
	FirstEnergy Transmission LLC
7,260,000	4.35%, 01/15/2025(2)	7,580,882
3,150,000	4.55%, 04/01/2049(2)	3,219,903
2,790,000	5.45%, 07/15/2044(2)	3,152,758
	Fortis, Inc.
4,960,000	2.10%, 10/04/2021	4,872,417
4,372,000	3.06%, 10/04/2026	4,199,619
4,570,000	Georgia Power Co. 2.40%, 04/01/2021	4,530,860
	Infraestructura Energetica Nova S.A.B. de C.V.
1,905,000	3.75%, 01/14/2028(2)	1,752,600
3,795,000	4.88%, 01/14/2048(2)	3,240,930
420,000	4.88%, 01/14/2048(3)	358,680
7,155,000	IPALCO Enterprises, Inc. 3.70%, 09/01/2024	7,234,943
	Israel Electric Corp. Ltd.
5,275,000	4.25%, 08/14/2028(2)(3)	5,325,218
410,000	5.00%, 11/12/2024(2)(3)	436,502
	ITC Holdings Corp.
7,280,000	2.70%, 11/15/2022	7,209,990
6,355,000	3.25%, 06/30/2026	6,233,516
4,400,000	Mid-Atlantic Interstate Transmission LLC 4.10%, 05/15/2028(2)	4,506,336
2,598,000	MidAmerican Energy Co. 4.40%, 10/15/2044	2,799,455
660,000	Minejesa Capital B.V. 4.63%, 08/10/2030(3)	639,318
	NextEra Energy Capital Holdings, Inc.
375,000	2.80%, 01/15/2023	373,100
15,085,000	3.15%, 04/01/2024	15,141,601
	Oncor Electric Delivery Co. LLC
10,782,000	2.95%, 04/01/2025	10,792,229
3,915,000	4.10%, 06/01/2022	4,056,046
	PacifiCorp
3,500,000	4.10%, 02/01/2042	3,572,002
3,825,000	4.15%, 02/15/2050	3,975,334
9,625,000	PECO Energy Co. 3.90%, 03/01/2048	9,642,787
7,975,000	Pennsylvania Electric Co. 3.25%, 03/15/2028(2)	7,729,831
850,000	Perusahaan Listrik Negara PT 5.45%, 05/21/2028(2)	907,668
2,700,000	Potomac Electric Power Co. 4.15%, 03/15/2043	2,781,417
380,000	PPL Capital Funding, Inc. 3.40%, 06/01/2023	382,960
1,930,000	Public Service Co. of Colorado 3.60%, 09/15/2042	1,864,848
345,000	Puget Energy, Inc. 5.63%, 07/15/2022	367,949
	SCANA Corp.
2,197,000	4.13%, 02/01/2022	2,226,175
750,000	4.75%, 05/15/2021	766,766
9,647,000	Sierra Pacific Power Co. 2.60%, 05/01/2026	9,224,214
	South Carolina Electric & Gas Co.
8,870,000	4.25%, 08/15/2028	9,518,871
1,930,000	5.30%, 05/15/2033	2,203,174

The accompanying notes are an integral part of these financial statements.

38

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 47.4% - (continued)
	Electric - 3.1% - (continued)
$67,000	Southern California Edison Co. 6.00%, 01/15/2034	$78,047
	Southern Co.
20,545,000	2.75%, 06/15/2020	20,531,594
7,055,000	2.95%, 07/01/2023	7,046,083
3,000,000	3.25%, 07/01/2026	2,959,171
5,005,000	4.40%, 07/01/2046	5,032,253
574,800	Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(2)	572,290
775,000	Termocandelaria Power Ltd. 7.88%, 01/30/2029(2)	819,563

		373,687,463

	Energy - Alternate Sources - 0.0%
800,000	Azure Power Energy Ltd. 5.50%, 11/03/2022(3)	792,056
	Greenko Dutch B.V.
775,000	4.88%, 07/24/2022(3)	765,297
805,000	5.25%, 07/24/2024(3)	784,875

		2,342,228

	Engineering & Construction - 0.1%
200,000	Aeropuerto Internacional de Tocumen S.A. 6.00%, 11/18/2048(3)	225,000
12,570,000	Fluor Corp. 4.25%, 09/15/2028	12,763,620
	Mexico City Airport Trust
395,000	4.25%, 10/31/2026(2)	384,631
3,255,000	4.25%, 10/31/2026(3)	3,169,556

		16,542,807

	Entertainment - 0.2%
3,168,000	Caesars Resort Collection LLC / CRC Finco, Inc. 5.25%, 10/15/2025(2)	3,096,720
	Eldorado Resorts, Inc.
2,045,000	6.00%, 04/01/2025	2,111,539
405,000	6.00%, 09/15/2026	420,188
	GLP Capital L.P. / GLP Financing II, Inc.
7,180,000	5.30%, 01/15/2029	7,573,464
1,090,000	5.38%, 11/01/2023	1,146,146
1,320,000	Golden Entertainment, Inc. 7.63%, 04/15/2026(2)	1,323,300
4,110,000	Jacobs Entertainment, Inc. 7.88%, 02/01/2024(2)	4,418,250
4,625,000	Penn National Gaming, Inc. 5.63%, 01/15/2027(2)	4,567,187

		24,656,794

	Environmental Control - 0.0%
3,910,000	Tervita Escrow Corp. 7.63%, 12/01/2021(2)	3,958,875
1,170,000	Waste Pro USA, Inc. 5.50%, 02/15/2026(2)	1,164,150

		5,123,025

	Food - 0.9%
	Conagra Brands, Inc.
920,000	4.30%, 05/01/2024	956,918
1,880,000	4.60%, 11/01/2025	1,986,842
7,235,000	5.30%, 11/01/2038	7,450,821
6,705,000	Danone S.A. 2.59%, 11/02/2023(2)	6,586,135
	Kraft Heinz Foods Co.
11,100,000	3.00%, 06/01/2026	10,469,372
4,115,000	3.95%, 07/15/2025	4,152,605
5,635,000	4.38%, 06/01/2046	4,985,240
14,200,000	4.63%, 01/30/2029(5)	14,718,022
1,870,000	5.00%, 07/15/2035	1,859,934
	Minerva Luxembourg S.A.
880,000	5.88%, 01/19/2028(3)	817,370
265,000	6.50%, 09/20/2026(2)	261,886

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 47.4% - (continued)
	Food - 0.9% - (continued)
	Nestle Holdings, Inc.
$12,065,000	3.35%, 09/24/2023(2)	$12,363,370
6,500,000	3.90%, 09/24/2038(2)	6,710,719
	Post Holdings, Inc.
3,010,000	5.00%, 08/15/2026(2)	2,998,712
1,320,000	5.63%, 01/15/2028(2)	1,334,362
2,865,000	5.75%, 03/01/2027(2)	2,936,625
	TreeHouse Foods, Inc.
2,340,000	4.88%, 03/15/2022	2,357,550
605,000	6.00%, 02/15/2024(2)(5)	630,713
	Tyson Foods, Inc.
5,000,000	2.25%, 08/23/2021	4,945,475
9,005,000	4.00%, 03/01/2026	9,275,428
1,290,000	4.88%, 08/15/2034	1,368,410
5,950,000	5.10%, 09/28/2048	6,194,633

		105,361,142

	Food Service - 0.0%
1,450,000	Aramark Services, Inc. 5.00%, 02/01/2028(2)	1,475,810

	Forest Products & Paper - 0.1%
	Celulosa Arauco y Constitucion S.A.
905,000	4.25%, 04/30/2029(2)	901,606
855,000	5.50%, 04/30/2049(2)	857,993
1,450,000	Schweitzer-Mauduit International, Inc. 6.88%, 10/01/2026(2)	1,489,875
	Suzano Austria GmbH
715,000	5.75%, 07/14/2026(3)	761,475
5,500,000	6.00%, 01/15/2029(2)	5,885,000
1,820,000	7.00%, 03/16/2047(2)	2,021,128

		11,917,077

	Gas - 0.4%
	AmeriGas Partners L.P. / AmeriGas Finance Corp.
692,000	5.50%, 05/20/2025	708,435
375,000	5.63%, 05/20/2024	390,937
830,000	5.75%, 05/20/2027	856,975
2,738,000	5.88%, 08/20/2026	2,850,942
11,000,000	Brooklyn Union Gas Co. 3.87%, 03/04/2029(2)	11,372,929
6,070,000	CenterPoint Energy Resources Corp. 4.50%, 01/15/2021	6,219,233
380,000	Dominion Energy Gas Holdings LLC 3.60%, 12/15/2024	388,005
15,000,000	NiSource, Inc. 2.65%, 11/17/2022	14,802,707
8,750,000	Sempra Energy 2.40%, 02/01/2020	8,724,990
390,000	Southern Co. Gas Capital Corp. 2.45%, 10/01/2023	378,708

		46,693,861

	Healthcare - Products - 1.0%
	Abbott Laboratories
18,115,000	2.90%, 11/30/2021	18,200,170
5,425,000	3.40%, 11/30/2023	5,543,864
6,550,000	4.75%, 11/30/2036	7,290,525
5,340,000	Avantor, Inc. 6.00%, 10/01/2024(2)	5,571,956
	Becton Dickinson and Co.
23,345,000	2.89%, 06/06/2022	23,282,941
18,325,000	3.36%, 06/06/2024	18,366,342
375,000	3.73%, 12/15/2024	381,063
	Boston Scientific Corp.
7,000,000	3.38%, 05/15/2022	7,093,904
15,095,000	4.00%, 03/01/2028	15,530,016
538,000	Medtronic, Inc. 4.38%, 03/15/2035	579,295

The accompanying notes are an integral part of these financial statements.

39

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 47.4% - (continued)
	Healthcare - Products - 1.0% - (continued)
$2,925,000	Sotera Health Holdings LLC 6.50%, 05/15/2023(2)	$2,954,250
4,690,000	Stryker Corp. 4.63%, 03/15/2046	5,027,889
	Thermo Fisher Scientific, Inc.
4,430,000	3.00%, 04/15/2023	4,437,519
5,440,000	3.60%, 08/15/2021	5,532,470

		119,792,204

	Healthcare - Services - 1.6%
10,670,000	Aetna, Inc. 2.80%, 06/15/2023	10,479,808
	Anthem, Inc.
4,760,000	3.13%, 05/15/2022	4,786,605
2,850,000	3.30%, 01/15/2023	2,874,739
3,175,000	3.50%, 08/15/2024	3,213,965
15,420,000	3.65%, 12/01/2027	15,285,577
4,685,000	4.38%, 12/01/2047	4,551,950
2,795,000	4.55%, 03/01/2048	2,800,552
3,315,000	4.63%, 05/15/2042	3,343,792
1,560,000	CHS/Community Health Systems, Inc. 8.13%, 06/30/2024(2)(5)	1,154,400
	Cigna Corp.
13,680,000	4.13%, 11/15/2025(2)	14,139,978
28,335,000	4.38%, 10/15/2028(2)	29,227,559
	Cigna Holding Co.
6,445,000	3.05%, 10/15/2027	6,084,042
4,305,000	3.25%, 04/15/2025	4,263,691
8,070,000	3.88%, 10/15/2047	7,044,817
375,000	4.00%, 02/15/2022	384,975
2,060,000	Coventry Health Care, Inc. 5.45%, 06/15/2021	2,150,311
2,655,000	HCA Healthcare, Inc. 6.25%, 02/15/2021	2,784,431
	HCA, Inc.
4,985,000	5.38%, 02/01/2025	5,246,712
1,500,000	5.38%, 09/01/2026	1,582,500
115,000	5.63%, 09/01/2028	122,475
2,125,000	5.88%, 05/01/2023	2,279,275
90,000	5.88%, 02/01/2029	96,862
1,627,000	7.50%, 11/15/2095	1,667,675
	Humana, Inc.
3,555,000	3.85%, 10/01/2024	3,635,140
9,880,000	3.95%, 03/15/2027	9,912,430
360,000	Laboratory Corp. of America Holdings 4.00%, 11/01/2023	369,027
	UnitedHealth Group, Inc.
13,000,000	3.50%, 06/15/2023	13,340,012
4,445,000	3.70%, 12/15/2025	4,605,269
13,580,000	3.88%, 12/15/2028	14,184,804
3,500,000	4.25%, 06/15/2048	3,605,136
9,685,000	4.63%, 07/15/2035	10,566,639
1,981,000	6.88%, 02/15/2038	2,714,355
4,190,000	West Street Merger Sub, Inc. 6.38%, 09/01/2025(2)	4,053,825

		192,553,328

	Home Builders - 0.1%
	Beazer Homes USA, Inc.
830,000	5.88%, 10/15/2027(5)	749,075
965,000	8.75%, 03/15/2022	1,008,425
1,450,000	KB Home 7.00%, 12/15/2021	1,551,500
375,000	Lennar Corp. 4.75%, 11/15/2022	383,831
	M/I Homes, Inc.
1,655,000	5.63%, 08/01/2025	1,623,969
2,440,000	6.75%, 01/15/2021	2,476,600
2,970,000	Taylor Morrison Communities, Inc. 6.63%, 05/15/2022	3,066,525

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 47.4% - (continued)
		Home Builders - 0.1% - (continued)
	$1,270,000	TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.88%, 06/15/2024	$1,285,342
	1,600,000	William Lyon Homes, Inc. 5.88%, 01/31/2025	1,552,000

			13,697,267

		Household Products - 0.0%
	3,480,000	Revlon Consumer Products Corp. 6.25%, 08/01/2024	2,053,200

		Household Products/Wares - 0.1%
EUR	2,380,000	Diamond (BC) B.V. 5.63%, 08/15/2025(3)	2,559,964
		S.C. Johnson & Son, Inc.
	$2,520,000	4.00%, 05/15/2043(2)	2,489,215
	1,840,000	4.75%, 10/15/2046(2)	2,030,162

			7,079,341

		Insurance - 1.9%
	1,905,000	ACE Capital Trust II 9.70%, 04/01/2030	2,628,900
	3,250,000	Acrisure LLC / Acrisure Finance, Inc. 8.13%, 02/15/2024(2)	3,398,281
		American International Group, Inc.
	2,600,000	3.30%, 03/01/2021	2,618,571
	750,000	3.88%, 01/15/2035	694,816
	7,740,000	4.25%, 03/15/2029	7,888,809
	1,182,000	4.50%, 07/16/2044	1,154,237
	5,348,000	4.70%, 07/10/2035	5,440,400
		Aon plc
	4,775,000	3.50%, 06/14/2024	4,831,347
	5,480,000	3.88%, 12/15/2025	5,665,766
	2,300,000	4.25%, 12/12/2042	2,202,025
	11,664,000	4.75%, 05/15/2045	12,189,923
		AXA Equitable Holdings, Inc.
	380,000	3.90%, 04/20/2023	390,539
	21,555,000	4.35%, 04/20/2028	22,068,249
		Berkshire Hathaway Finance Corp.
	7,845,000	4.20%, 08/15/2048	8,121,057
	3,460,000	4.40%, 05/15/2042	3,688,572
	9,800,000	CNA Financial Corp. 3.45%, 08/15/2027	9,589,887
		Genworth Holdings, Inc.
	205,000	4.80%, 02/15/2024	170,150
	900,000	4.90%, 08/15/2023	760,500
	770,000	7.20%, 02/15/2021	752,675
	1,250,000	7.63%, 09/24/2021	1,218,750
	65,000	7.70%, 06/15/2020	65,000
		Marsh & McLennan Cos., Inc.
	7,485,000	2.75%, 01/30/2022	7,481,081
	3,290,000	3.50%, 12/29/2020	3,330,834
	1,635,000	3.75%, 03/14/2026	1,694,639
	12,690,000	3.88%, 03/15/2024	13,189,335
	3,900,000	4.05%, 10/15/2023	4,056,119
	3,455,000	4.75%, 03/15/2039	3,753,298
	1,008,000	Massachusetts Mutual Life Insurance Co. 8.88%, 06/01/2039(2)	1,576,310
	8,334,000	MassMutual Global Funding II 2.50%, 04/13/2022(2)	8,290,692
		Metropolitan Life Global Funding I
	15,080,000	2.40%, 01/08/2021(2)	15,026,649
	13,735,000	3.00%, 09/19/2027(2)	13,456,571
	700,000	MGIC Investment Corp. 5.75%, 08/15/2023	750,750
	4,940,000	Nationwide Mutual Insurance Co. 9.38%, 08/15/2039(2)	7,704,510
		New York Life Global Funding
	14,915,000	1.95%, 09/28/2020(2)	14,791,615
	14,205,000	3.00%, 01/10/2028(2)	13,962,260
	2,430,000	Prudential Financial, Inc. 4.50%, 11/15/2020	2,498,115

The accompanying notes are an integral part of these financial statements.

40

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 47.4% - (continued)
	Insurance - 1.9% - (continued)
$1,345,000	Radian Group, Inc. 4.50%, 10/01/2024	$1,347,017
4,715,000	Trinity Acquisition plc 4.40%, 03/15/2026	4,877,116
10,435,000	Willis North America, Inc. 3.60%, 05/15/2024	10,547,712

		223,873,077

	Internet - 0.8%
	Alibaba Group Holding Ltd.
13,145,000	3.40%, 12/06/2027	12,870,118
11,585,000	4.00%, 12/06/2037	11,276,779
1,980,000	4.20%, 12/06/2047	1,946,114
	Amazon.com, Inc.
2,910,000	2.80%, 08/22/2024	2,913,843
13,385,000	3.88%, 08/22/2037	13,790,426
4,280,000	4.05%, 08/22/2047	4,458,699
5,535,000	4.95%, 12/05/2044	6,531,750
	Tencent Holdings Ltd.
1,085,000	3.58%, 04/11/2026(2)	1,085,318
22,630,000	3.60%, 01/19/2028(2)	22,291,965
19,080,000	3.98%, 04/11/2029(2)	19,223,210
775,000	4.53%, 04/11/2049(2)	798,443

		97,186,665

	Iron/Steel - 0.4%
785,000	ABJA Investment Co. Pte Ltd. 4.45%, 07/24/2023(3)	771,050
	AK Steel Corp.
470,000	6.38%, 10/15/2025(5)	393,625
1,260,000	7.00%, 03/15/2027(5)	1,063,944
745,000	7.50%, 07/15/2023(5)	763,625
8,070,000	ArcelorMittal 6.13%, 06/01/2025(5)	9,018,225
	CSN Resources S.A.
340,000	7.63%, 02/13/2023(2)	346,375
1,025,000	7.63%, 04/17/2026(2)	1,025,538
240,000	Gerdau Trade, Inc. 4.88%, 10/24/2027(3)	244,862
995,000	JSW Steel Ltd. 5.25%, 04/13/2022(3)	997,244
	Steel Dynamics, Inc.
385,000	4.13%, 09/15/2025	382,113
1,770,000	5.50%, 10/01/2024	1,827,525
	United States Steel Corp.
1,640,000	6.25%, 03/15/2026	1,471,900
910,000	6.65%, 06/01/2037	755,300
	Vale Overseas Ltd.
3,000,000	4.38%, 01/11/2022	3,052,500
13,350,000	6.25%, 08/10/2026	14,578,200
1,761,000	6.88%, 11/21/2036	2,043,640
6,150,000	6.88%, 11/10/2039	7,141,687

		45,877,353

	IT Services - 0.2%
	Apple, Inc.
8,650,000	2.90%, 09/12/2027	8,507,492
3,865,000	3.85%, 08/04/2046	3,831,659
2,895,000	4.25%, 02/09/2047	3,054,301
3,990,000	4.38%, 05/13/2045	4,271,917
1,120,000	4.45%, 05/06/2044	1,209,272
5,000,000	4.65%, 02/23/2046	5,554,081
380,000	DXC Technology Co. 4.25%, 04/15/2024	389,677
2,310,000	Hewlett Packard Enterprise Co. 6.35%, 10/15/2045	2,456,661

		29,275,060

	Lodging - 0.1%
3,880,000	Boyd Gaming Corp. 6.38%, 04/01/2026	4,083,700
770,000	Caesars Entertainment Corp. 5.00%, 10/01/2024	1,139,654
3,895,000	FelCor Lodging L.P. 6.00%, 06/01/2025	4,060,537

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 47.4% - (continued)
	Lodging - 0.1% - (continued)
$2,720,000	Jack Ohio Finance LLC / Jack Ohio Finance Corp. 6.75%, 11/15/2021(2)	$2,805,000
1,250,000	MGM Resorts International 5.50%, 04/15/2027	1,289,063
3,105,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(2)	3,042,900

		16,420,854

	Machinery - Construction & Mining - 0.1%
8,095,000	Caterpillar Financial Services Corp. 2.55%, 11/29/2022	8,056,604

	Machinery - Diversified - 0.1%
1,260,000	Cloud Crane LLC 10.13%, 08/01/2024(2)	1,354,500
14,610,000	Stanley Black & Decker, Inc. 3.40%, 03/01/2026	14,793,818

		16,148,318

	Media - 3.4%
	Altice France S.A.
4,020,000	7.38%, 05/01/2026(2)	4,072,763
2,975,000	8.13%, 02/01/2027(2)	3,108,875
2,020,000	Altice Luxembourg S.A. 7.63%, 02/15/2025(2)	1,903,850
	CBS Corp.
16,430,000	2.90%, 06/01/2023	16,327,935
9,920,000	3.50%, 01/15/2025	9,954,972
	CCO Holdings LLC / CCO Holdings Capital Corp.
2,280,000	5.13%, 05/01/2023(2)	2,337,000
1,600,000	5.25%, 09/30/2022	1,626,000
2,510,000	5.75%, 09/01/2023	2,566,475
205,000	5.75%, 01/15/2024	210,125
1,550,000	5.75%, 02/15/2026(2)	1,618,975
	Charter Communications Operating LLC / Charter Communications Operating Capital
8,910,000	4.20%, 03/15/2028	8,916,838
4,635,000	4.46%, 07/23/2022	4,808,416
10,495,000	4.91%, 07/23/2025	11,121,611
10,990,000	5.38%, 05/01/2047	11,022,104
6,830,000	5.75%, 04/01/2048	7,202,531
8,613,000	6.48%, 10/23/2045	9,756,212
	Comcast Corp.
9,280,000	3.20%, 07/15/2036	8,460,570
5,005,000	3.40%, 07/15/2046	4,442,580
9,100,000	3.95%, 10/15/2025	9,533,062
3,678,000	4.05%, 11/01/2052	3,570,067
12,115,000	4.25%, 10/15/2030	12,887,491
4,530,000	4.40%, 08/15/2035	4,752,990
6,230,000	4.60%, 10/15/2038	6,704,359
5,000,000	4.60%, 08/15/2045	5,325,460
6,540,000	4.95%, 10/15/2058	7,314,312
975,000	5.65%, 06/15/2035	1,150,785
446,000	7.05%, 03/15/2033	595,912
	Cox Communications, Inc.
13,234,000	3.15%, 08/15/2024(2)	13,102,144
10,479,000	4.50%, 06/30/2043(2)	9,393,578
2,286,000	4.70%, 12/15/2042(2)	2,111,988
7,875,000	4.80%, 02/01/2035(2)	7,455,895
2,604,000	6.45%, 12/01/2036(2)	2,907,983
	CSC Holdings LLC
4,455,000	5.13%, 12/15/2021(2)	4,466,138
2,510,000	5.50%, 04/15/2027(2)	2,585,626
3,480,000	6.50%, 02/01/2029(2)	3,736,650

The accompanying notes are an integral part of these financial statements.

41

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 47.4% - (continued)
	Media - 3.4% - (continued)
	Discovery Communications LLC
$7,101,000	2.80%, 06/15/2020	$7,089,075
395,000	3.45%, 03/15/2025	391,605
6,767,000	3.95%, 06/15/2025	6,842,669
2,443,000	4.88%, 04/01/2043	2,319,374
3,746,000	4.90%, 03/11/2026	3,984,287
5,000,000	5.00%, 09/20/2037	4,980,979
15,150,000	5.20%, 09/20/2047	15,077,513
	DISH DBS Corp.
880,000	5.00%, 03/15/2023	806,300
1,225,000	5.88%, 07/15/2022	1,195,233
440,000	5.88%, 11/15/2024	379,500
2,535,000	6.75%, 06/01/2021	2,614,060
1,260,000	7.88%, 09/01/2019	1,275,750
	Fox Corp.
7,870,000	4.03%, 01/25/2024(2)	8,181,406
1,015,000	4.71%, 01/25/2029(2)	1,092,024
10,160,000	5.48%, 01/25/2039(2)	11,313,466
390,000	Globo Comunicacao e Participacoes S.A. 4.84%, 06/08/2025(3)	385,714
	Gray Television, Inc.
2,160,000	5.13%, 10/15/2024(2)	2,197,800
630,000	5.88%, 07/15/2026(2)	649,297
1,268,000	Liberty Interactive LLC 8.25%, 02/01/2030	1,312,380
335,000	Quebecor Media, Inc. 5.75%, 01/15/2023	349,238
	Sinclair Television Group, Inc.
825,000	5.13%, 02/15/2027(2)	792,000
1,150,000	5.63%, 08/01/2024(2)	1,162,604
675,000	5.88%, 03/15/2026(2)	678,375
995,000	6.13%, 10/01/2022	1,013,656
16,875,000	Sky plc 3.13%, 11/26/2022(2)	17,070,415
	TEGNA, Inc.
2,305,000	4.88%, 09/15/2021(2)	2,319,406
1,980,000	6.38%, 10/15/2023	2,045,597
	Time Warner Cable LLC
295,000	4.00%, 09/01/2021	300,628
1,875,000	4.50%, 09/15/2042	1,672,437
1,300,000	5.50%, 09/01/2041	1,296,409
10,340,000	5.88%, 11/15/2040	10,767,456
2,825,000	6.75%, 06/15/2039	3,151,018
1,565,000	Time Warner Entertainment Co. L.P. 8.38%, 07/15/2033	2,057,469
395,000	Univision Communications, Inc. 5.13%, 05/15/2023(2)	381,175
	Viacom, Inc.
2,780,000	4.25%, 09/01/2023	2,892,806
12,270,000	4.38%, 03/15/2043	11,140,043
11,655,000	4.50%, 03/01/2021	11,959,995
3,140,000	5.85%, 09/01/2043	3,420,551
375,000	3 mo. USD LIBOR + 3.895%, 5.88%, 02/28/2057(1)	377,813
1,320,000	Videotron Ltd. 5.00%, 07/15/2022	1,373,831
	Walt Disney Co.
5,390,000	3.38%, 11/15/2026(2)	5,476,762
355,000	4.00%, 10/01/2023(2)	372,639
3,890,000	4.95%, 10/15/2045(2)	4,632,173
1,177,000	5.40%, 10/01/2043(2)	1,446,107
3,197,000	6.40%, 12/15/2035(2)	4,207,887
520,000	6.65%, 11/15/2037(2)	712,355
	Warner Media LLC
15,175,000	3.60%, 07/15/2025	15,219,611
5,545,000	3.88%, 01/15/2026	5,644,093
6,545,000	5.35%, 12/15/2043	7,000,295
2,890,000	WMG Acquisition Corp. 5.50%, 04/15/2026(2)	2,955,025

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 47.4% - (continued)
	Media - 3.4% - (continued)
$2,445,000	Ziggo B.V. 5.50%, 01/15/2027(2)	$2,438,888

		405,469,461

	Metal Fabricate/Hardware - 0.1%
	Novelis Corp.
1,045,000	5.88%, 09/30/2026(2)	1,061,981
4,235,000	6.25%, 08/15/2024(2)	4,409,694
630,000	TriMas Corp. 4.88%, 10/15/2025(2)	629,212

		6,100,887

	Mining - 0.5%
	Anglo American Capital plc
3,540,000	4.00%, 09/11/2027(2)	3,478,937
3,300,000	4.50%, 03/15/2028(2)	3,330,106
7,875,000	4.75%, 04/10/2027(2)	8,144,455
4,995,000	4.88%, 05/14/2025(2)	5,270,765
2,640,000	Constellium N.V. 5.88%, 02/15/2026(2)	2,679,600
	Corp. Nacional del Cobre de Chile
3,580,000	3.63%, 08/01/2027(2)	3,593,103
495,000	4.38%, 02/05/2049(2)	495,742
390,000	First Quantum Minerals Ltd. 7.25%, 04/01/2023(2)	386,295
385,000	Freeport-McMoRan, Inc. 4.55%, 11/14/2024	362,863
	Glencore Finance Canada Ltd.
330,000	5.55%, 10/25/2042(2)	322,237
5,030,000	6.00%, 11/15/2041(2)	5,132,612
	Glencore Funding LLC
11,230,000	4.00%, 03/27/2027(2)	11,016,028
6,000,000	4.13%, 03/12/2024(2)	6,084,168
3,065,000	4.88%, 03/12/2029(2)	3,118,712
845,000	Vedanta Resources plc 6.13%, 08/09/2024(3)	763,556

		54,179,179

	Miscellaneous Manufacturing - 0.2%
4,255,000	Bombardier, Inc. 6.13%, 01/15/2023(2)	4,260,319
	General Electric Co.
4,638,000	4.13%, 10/09/2042	4,089,961
382,000	4.50%, 03/11/2044	354,345
13,030,000	Ingersoll-Rand Global Holding Co., Ltd. 2.90%, 02/21/2021	13,044,984

		21,749,609

	Office/Business Equipment - 0.1%
1,495,000	CDW LLC / CDW Finance Corp. 5.00%, 09/01/2023	1,528,189
	Pitney Bowes, Inc.
395,000	4.38%, 05/15/2022(5)	387,594
570,000	4.63%, 03/15/2024	534,660
1,760,000	4.70%, 04/01/2023	1,716,000
	Xerox Corp.
410,000	3.80%, 05/15/2024	393,190
4,050,000	4.13%, 03/15/2023	4,010,715

		8,570,348

	Oil & Gas - 2.0%
	Anadarko Petroleum Corp.
7,940,000	4.50%, 07/15/2044	8,089,217
4,160,000	6.45%, 09/15/2036	5,192,509
3,865,000	BG Energy Capital plc 4.00%, 10/15/2021(2)	3,961,118
4,230,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(2)	4,272,300
460,000	Borets Finance DAC 6.50%, 04/07/2022(3)	462,599
	BP Capital Markets America, Inc.
8,835,000	3.22%, 11/28/2023	8,930,616
2,555,000	3.79%, 02/06/2024	2,651,820

The accompanying notes are an integral part of these financial statements.

42

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 47.4% - (continued)
	Oil & Gas - 2.0% - (continued)
$2,840,000	BP Capital Markets plc 3.81%, 02/10/2024	$2,950,530
1,560,000	California Resources Corp. 8.00%, 12/15/2022(2)(5)	1,185,600
	Canadian Natural Resources Ltd.
1,435,000	2.95%, 01/15/2023	1,423,842
10,370,000	3.85%, 06/01/2027	10,478,574
4,626,000	3.90%, 02/01/2025	4,764,089
1,620,000	Centennial Resource Production LLC 5.38%, 01/15/2026(2)	1,591,650
	Chesapeake Energy Corp.
3,380,000	7.00%, 10/01/2024(5)	3,340,919
1,575,000	7.50%, 10/01/2026	1,523,813
1,690,000	8.00%, 06/15/2027	1,652,444
1,905,000	Cimarex Energy Co. 4.38%, 03/15/2029	1,972,838
4,000,000	CNOOC Finance 2013 Ltd. 3.00%, 05/09/2023	3,961,036
	Continental Resources, Inc.
1,570,000	3.80%, 06/01/2024	1,584,358
442,000	5.00%, 09/15/2022	445,611
	Devon Energy Corp.
3,095,000	4.75%, 05/15/2042	3,094,113
1,390,000	5.00%, 06/15/2045	1,441,229
3,075,000	5.60%, 07/15/2041	3,403,333
2,055,000	Energen Corp. 4.63%, 09/01/2021	2,077,852
2,705,000	Eni S.p.A. 4.75%, 09/12/2028(2)	2,829,435
3,075,000	EOG Resources, Inc. 3.90%, 04/01/2035	3,120,637
440,000	EP Energy LLC / Everest Acquisition Finance, Inc. 7.75%, 05/15/2026(2)	391,600
6,165,000	EQT Corp. 3.90%, 10/01/2027	5,818,438
4,520,000	Equinor ASA 2.65%, 01/15/2024	4,489,347
495,000	Gazprom OAO Via Gaz Capital S.A. 3.85%, 02/06/2020(3)	498,027
	Hess Corp.
10,320,000	4.30%, 04/01/2027	10,409,548
5,445,000	5.60%, 02/15/2041	5,695,989
2,231,000	5.80%, 04/01/2047	2,414,323
1,445,000	6.00%, 01/15/2040	1,544,287
7,870,000	7.30%, 08/15/2031	9,542,873
700,000	7.88%, 10/01/2029	866,187
	Hunt Oil Co. of Peru LLC Sucursal Del Peru
870,000	6.38%, 06/01/2028(2)	950,475
360,000	6.38%, 06/01/2028(3)	393,300
2,960,000	Jagged Peak Energy LLC 5.88%, 05/01/2026	2,974,800
14,090,000	Marathon Petroleum Corp. 3.80%, 04/01/2028(2)	14,008,825
2,215,000	Matador Resources Co. 5.88%, 09/15/2026	2,231,612
	MEG Energy Corp.
1,765,000	6.38%, 01/30/2023(2)(5)	1,667,925
1,870,000	6.50%, 01/15/2025(2)	1,879,350
690,000	7.00%, 03/31/2024(2)	654,424
	Noble Energy, Inc.
14,480,000	3.85%, 01/15/2028	14,429,070
2,020,000	8.00%, 04/01/2027	2,412,425
	Petrobras Global Finance B.V.
3,735,000	5.75%, 02/01/2029	3,744,337
1,830,000	6.00%, 01/27/2028	1,873,462
	Petroleos de Venezuela S.A.
435,000	6.00%, 05/16/2024(7)	93,525
190,000	9.00%, 11/17/2021(7)	49,292
	Petroleos Mexicanos
1,420,000	4.50%, 01/23/2026	1,328,552
2,300,000	5.35%, 02/12/2028	2,159,700
1,467,000	6.35%, 02/12/2048	1,298,295
2,685,000	6.50%, 03/13/2027	2,719,636
5,730,000	6.50%, 01/23/2029	5,719,972

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 47.4% - (continued)
	Oil & Gas - 2.0% - (continued)
$1,001,000	Pioneer Natural Resources Co. 7.20%, 01/15/2028	$1,229,694
	QEP Resources, Inc.
4,050,000	5.25%, 05/01/2023	3,938,625
1,410,000	5.63%, 03/01/2026(5)	1,320,719
230,000	6.80%, 03/01/2020	234,600
415,000	Range Resources Corp. 4.88%, 05/15/2025	382,319
2,240,000	Saudi Arabian Oil Co. 2.75%, 04/16/2022(2)	2,225,237
	Shell International Finance B.V.
2,040,000	4.38%, 05/11/2045	2,203,495
3,250,000	4.55%, 08/12/2043	3,584,562
	SM Energy Co.
2,965,000	5.00%, 01/15/2024(5)	2,777,834
700,000	5.63%, 06/01/2025	655,375
355,000	6.13%, 11/15/2022	358,550
1,000,000	6.63%, 01/15/2027	942,500
1,175,000	6.75%, 09/15/2026(5)	1,125,063
395,000	Southwestern Energy Co. 4.10%, 03/15/2022(5)	387,100
725,000	State Oil Co. of the Azerbaijan Republic 4.75%, 03/13/2023(3)	741,128
	Suncor Energy, Inc.
1,215,000	3.60%, 12/01/2024	1,241,265
4,235,000	4.00%, 11/15/2047	4,135,579
	Sunoco L.P. / Sunoco Finance Corp.
1,425,000	5.50%, 02/15/2026	1,449,938
820,000	6.00%, 04/15/2027(2)	850,750
	Valero Energy Corp.
968,000	3.40%, 09/15/2026	952,873
11,115,000	4.00%, 04/01/2029	11,273,014
2,485,000	4.35%, 06/01/2028	2,583,433
1,380,000	6.63%, 06/15/2037	1,691,583
4,000,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(2)	3,090,000
	WPX Energy, Inc.
1,220,000	5.25%, 09/15/2024	1,259,650
410,000	5.75%, 06/01/2026	423,838
2,269,000	6.00%, 01/15/2022	2,359,760
1,240,000	8.25%, 08/01/2023	1,415,150
	YPF S.A.
287,000	6.95%, 07/21/2027(2)	244,007
485,000	7.00%, 12/15/2047(2)	375,269
120,000	8.50%, 07/28/2025(3)	109,800

		244,224,388

	Oil & Gas Services - 0.0%
330,000	Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(2)	348,150
	Weatherford International Ltd.
445,000	5.95%, 04/15/2042	280,350
1,180,000	6.50%, 08/01/2036	743,400
800,000	7.00%, 03/15/2038	508,000

		1,879,900

	Packaging & Containers - 0.3%
3,780,000	ARD Finance S.A. (PIK 7.88%) 7.13%, 09/15/2023(8)	3,784,725
	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
380,000	4.63%, 05/15/2023(2)	383,587
725,000	6.00%, 02/15/2025(2)	730,438
1,695,000	7.25%, 05/15/2024(2)	1,785,767
2,055,000	Crown Americas LLC / Crown Americas Capital Corp. 4.75%, 02/01/2026	2,088,394

The accompanying notes are an integral part of these financial statements.

43

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 47.4% - (continued)
	Packaging & Containers - 0.3% - (continued)
$4,355,000	Flex Acquisition Co., Inc. 6.88%, 01/15/2025(2)	$4,061,038
390,000	Klabin Austria GmbH 7.00%, 04/03/2049(2)	390,975
390,000	OI European Group B.V. 4.00%, 03/15/2023(2)	384,150
	Owens-Brockway Glass Container, Inc.
2,960,000	5.88%, 08/15/2023(2)	3,096,900
2,710,000	6.38%, 08/15/2025(2)	2,879,375
	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
3,240,000	5.13%, 07/15/2023(2)	3,287,012
1,155,000	7.00%, 07/15/2024(2)	1,193,981
11,125,000	WRKCo, Inc. 4.65%, 03/15/2026	11,761,562

		35,827,904

	Pharmaceuticals - 2.5%
3,990,000	Abbott Laboratories 2.55%, 03/15/2022	3,967,793
	AbbVie, Inc.
14,100,000	2.50%, 05/14/2020	14,054,369
6,105,000	4.88%, 11/14/2048	6,028,127
	Allergan Funding SCS
19,545,000	3.45%, 03/15/2022	19,644,016
4,111,000	4.55%, 03/15/2035	4,046,008
2,500,000	4.85%, 06/15/2044	2,458,055
395,000	AmerisourceBergen Corp. 3.25%, 03/01/2025	391,485
	AstraZeneca plc
5,100,000	2.38%, 11/16/2020	5,068,991
15,125,000	3.38%, 11/16/2025	15,296,478
	Bausch Health Cos., Inc.
790,000	5.50%, 03/01/2023(2)	792,963
9,535,000	5.88%, 05/15/2023(2)	9,608,419
1,970,000	6.13%, 04/15/2025(2)	1,992,162
360,000	9.00%, 12/15/2025(2)	398,700
390,000	Baxalta, Inc. 3.60%, 06/23/2022	391,703
	Bayer U.S. Finance LLC
1,670,000	2.85%, 04/15/2025(2)	1,524,816
2,900,000	4.20%, 07/15/2034(2)	2,679,300
7,820,000	4.25%, 12/15/2025(2)	7,926,697
2,700,000	4.70%, 07/15/2064(2)	2,310,563
	Cardinal Health, Inc.
375,000	2.62%, 06/15/2022	369,131
4,505,000	3.50%, 11/15/2024	4,502,071
1,495,000	4.37%, 06/15/2047	1,321,654
535,000	Catalent Pharma Solutions, Inc. 4.88%, 01/15/2026(2)	536,338
	CVS Health Corp.
13,725,000	4.10%, 03/25/2025	13,977,852
16,780,000	4.78%, 03/25/2038	16,323,143
14,680,000	5.05%, 03/25/2048	14,484,870
9,435,000	5.13%, 07/20/2045	9,379,324
	Endo Dac / Endo Finance LLC / Endo Finco, Inc.
395,000	5.88%, 10/15/2024(2)	392,038
774,000	6.00%, 07/15/2023(2)	630,810
1,530,000	6.00%, 02/01/2025(2)	1,168,538
	GlaxoSmithKline Capital plc
16,385,000	2.88%, 06/01/2022	16,438,699
6,615,000	3.00%, 06/01/2024	6,647,914
10,000,000	GlaxoSmithKline Capital, Inc. 3.63%, 05/15/2025	10,339,849
6,420,000	Johnson & Johnson 3.63%, 03/03/2037	6,466,191
	McKesson Corp.
380,000	2.85%, 03/15/2023	376,092
17,275,000	3.65%, 11/30/2020	17,503,796

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 47.4% - (continued)
	Pharmaceuticals - 2.5% - (continued)
	Merck & Co., Inc.
$10,135,000	3.40%, 03/07/2029	$10,331,560
12,035,000	3.90%, 03/07/2039	12,348,992
9,715,000	Mylan N.V. 5.25%, 06/15/2046	8,826,318
	Mylan, Inc.
6,210,000	4.55%, 04/15/2028	6,068,487
4,385,000	5.20%, 04/15/2048	3,948,965
293,000	5.40%, 11/29/2043	268,395
4,525,000	Pfizer, Inc. 4.00%, 12/15/2036	4,668,616
18,890,000	Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/2021	18,666,248
1,775,000	Teva Pharmaceutical Finance LLC 2.25%, 03/18/2020	1,748,581
	Teva Pharmaceutical Finance Netherlands B.V.
13,250,000	2.80%, 07/21/2023	12,052,776
910,000	3.15%, 10/01/2026	763,482
1,130,000	6.75%, 03/01/2028	1,164,786

		300,296,161

	Pipelines - 2.2%
1,355,000	Abu Dhabi Crude Oil Pipeline LLC 3.65%, 11/02/2029(2)	1,366,547
	Andeavor Logistics L.P. / Tesoro Logistics Finance Corp.
380,000	3.50%, 12/01/2022	384,191
13,130,000	4.25%, 12/01/2027	13,355,855
1,805,000	5.20%, 12/01/2047	1,845,340
	Cheniere Corpus Christi Holdings LLC
3,025,000	5.13%, 06/30/2027	3,153,562
485,000	5.88%, 03/31/2025	522,588
3,725,000	DCP Midstream Operating L.P. 5.38%, 07/15/2025	3,915,757
380,000	Enbridge, Inc. 3 mo. USD LIBOR + 3.641%, 6.25%, 03/01/2078(1)	384,910
	Energy Transfer Equity L.P.
380,000	3.60%, 02/01/2023	382,329
435,000	4.20%, 04/15/2027	437,405
	Energy Transfer Operating L.P.
225,000	4.20%, 09/15/2023	231,645
70,000	4.25%, 03/15/2023	71,771
8,070,000	4.50%, 04/15/2024	8,427,593
2,275,000	4.90%, 03/15/2035	2,180,984
1,190,000	5.15%, 03/15/2045	1,157,450
18,890,000	5.25%, 04/15/2029	20,336,148
895,000	5.30%, 04/15/2047	888,523
1,480,000	5.50%, 06/01/2027	1,608,053
1,710,000	6.00%, 06/15/2048	1,856,423
940,000	6.05%, 06/01/2041	1,005,066
3,165,000	6.25%, 04/15/2049	3,553,325
425,000	7.50%, 10/15/2020	452,017
265,000	7.50%, 07/01/2038	323,966
	Enterprise Products Operating LLC
730,000	4.45%, 02/15/2043	731,861
1,516,000	4.85%, 08/15/2042	1,606,919
3,310,000	4.85%, 03/15/2044	3,502,146
1,025,000	5.10%, 02/15/2045	1,120,352
1,300,000	5.95%, 02/01/2041	1,543,122
2,282,000	EQM Midstream Partners L.P. 4.13%, 12/01/2026	2,155,024
	EQT Midstream Partners L.P.
10,665,000	4.75%, 07/15/2023	10,871,348
5,830,000	5.50%, 07/15/2028	6,002,456
3,155,000	Kinder Morgan Energy Partners L.P. 5.80%, 03/15/2035	3,495,445
380,000	Kinder Morgan, Inc. 5.30%, 12/01/2034	414,462

The accompanying notes are an integral part of these financial statements.

44

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 47.4% - (continued)
	Pipelines - 2.2% - (continued)
	MPLX L.P.
$5,980,000	4.50%, 04/15/2038	$5,735,271
6,900,000	4.90%, 04/15/2058	6,539,218
3,566,000	Panhandle Eastern Pipe Line Co. L.P. 8.13%, 06/01/2019	3,578,790
	Peru LNG Srl
3,110,000	5.38%, 03/22/2030(2)	3,290,380
200,000	5.38%, 03/22/2030(3)	211,600
3,495,000	Plains All American Pipeline L.P. / PAA Finance Corp. 4.30%, 01/31/2043	3,076,580
	Sabine Pass Liquefaction LLC
5,670,000	5.00%, 03/15/2027	6,038,445
12,845,000	5.63%, 03/01/2025	14,113,827
4,850,000	5.88%, 06/30/2026	5,402,240
1,394,000	Southern Gas Corridor CJSC 6.88%, 03/24/2026(2)	1,572,128
	Sunoco Logistics Partners Operations L.P.
3,520,000	4.00%, 10/01/2027	3,497,196
5,100,000	5.30%, 04/01/2044	5,043,286
1,145,000	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp. 4.75%, 10/01/2023(2)	1,157,068
5,750,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.50%, 07/15/2027(2)	6,159,687
14,465,000	TC PipeLines L.P. 3.90%, 05/25/2027	14,341,365
	Texas Eastern Transmission L.P.
375,000	2.80%, 10/15/2022(2)	369,595
6,195,000	3.50%, 01/15/2028(2)	6,023,751
	TransCanada PipeLines Ltd.
6,185,000	4.25%, 05/15/2028	6,445,373
10,590,000	5.10%, 03/15/2049	11,399,223
1,080,000	6.20%, 10/15/2037	1,282,558
375,000	Transcanada Trust 3 mo. USD LIBOR + 4.640%, 5.88%, 08/15/2076(1)	383,888
1,600,000	Transcontinental Gas Pipe Line Co. LLC 4.00%, 03/15/2028	1,633,561
1,395,000	Transportadora de Gas Internacional S.A. ESP 5.55%, 11/01/2028(2)	1,522,294
	Valero Energy Partners L.P.
16,260,000	4.38%, 12/15/2026	16,916,444
3,235,000	4.50%, 03/15/2028	3,384,783
13,731,000	Western Gas Partners L.P. 5.30%, 03/01/2048	13,989,992
	Western Midstream Operating L.P.
5,980,000	4.50%, 03/01/2028	6,132,175
1,465,000	4.75%, 08/15/2028	1,526,194
2,055,000	5.50%, 08/15/2048	2,154,057
	Williams Cos., Inc.
1,160,000	4.30%, 03/04/2024	1,208,784
4,915,000	4.50%, 11/15/2023	5,162,632
1,815,000	4.85%, 03/01/2048	1,818,560
4,100,000	5.40%, 03/04/2044	4,363,917
2,120,000	6.30%, 04/15/2040	2,463,389

		267,222,834

	Real Estate - 0.0%
395,000	Alpha Star Holding V Ltd. 6.63%, 04/18/2023(3)	371,960
	China Evergrande Group
200,000	7.50%, 06/28/2023(3)	182,925
1,195,000	8.25%, 03/23/2022(3)	1,145,625
1,000,000	Country Garden Holdings Co., Ltd. 4.75%, 01/17/2023(3)	971,269

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 47.4% - (continued)
	Real Estate - 0.0% - (continued)
$555,000	Shimao Property Holdings Ltd. 4.75%, 07/03/2022(3)	$555,165

		3,226,944

	Real Estate Investment Trusts - 0.2%
9,630,000	American Tower Corp. 2.25%, 01/15/2022	9,485,870
360,000	Boston Properties L.P. 3.85%, 02/01/2023	371,327
375,000	Brixmor Operating Partnership L.P. 3.25%, 09/15/2023	371,126
8,745,000	Crown Castle International Corp. 3.20%, 09/01/2024	8,709,662
360,000	HCP, Inc. 4.25%, 11/15/2023	375,636
375,000	Kimco Realty Corp. 3.13%, 06/01/2023	373,465
725,000	VEREIT Operating Partnership L.P. 4.60%, 02/06/2024	752,340

		20,439,426

	Retail - 1.1%
5,230,000	1011778 BC ULC / New Red Finance, Inc. 5.00%, 10/15/2025(2)	5,190,775
3,125,000	Beacon Roofing Supply, Inc. 4.88%, 11/01/2025(2)	3,006,875
	CVS Health Corp.
5,330,000	2.75%, 12/01/2022	5,255,384
3,467,000	2.88%, 06/01/2026	3,275,417
5,000,000	3.70%, 03/09/2023	5,070,176
	CVS Pass-Through Trust
11,946	6.04%, 12/10/2028	12,989
26,849	6.94%, 01/10/2030	30,637
	Ferrellgas L.P. / Ferrellgas Finance Corp.
466,000	6.50%, 05/01/2021(5)	415,905
1,470,000	6.75%, 01/15/2022	1,300,950
1,112,000	6.75%, 06/15/2023(5)	984,120
	Home Depot, Inc.
2,742,000	3.50%, 09/15/2056	2,500,461
9,050,000	5.88%, 12/16/2036	11,431,105
	L Brands, Inc.
2,295,000	5.25%, 02/01/2028	2,051,156
340,000	6.75%, 07/01/2036	295,800
150,000	6.88%, 11/01/2035	133,125
1,315,000	Lithia Motors, Inc. 5.25%, 08/01/2025(2)	1,324,863
	Lowe’s Cos., Inc.
7,540,000	3.38%, 09/15/2025	7,619,579
7,370,000	3.70%, 04/15/2046	6,576,564
5,365,000	4.05%, 05/03/2047	5,010,004
2,520,000	4.55%, 04/05/2049	2,560,482
	McDonald’s Corp.
7,180,000	4.45%, 03/01/2047	7,299,585
9,030,000	4.60%, 05/26/2045	9,401,213
5,000,000	6.30%, 10/15/2037	6,180,298
1,720,000	PetSmart, Inc. 5.88%, 06/01/2025(2)	1,558,750
750,000	Staples, Inc. 7.50%, 04/15/2026(2)	751,406
	Starbucks Corp.
5,740,000	3.80%, 08/15/2025	5,952,293
3,025,000	4.50%, 11/15/2048	3,073,632
4,205,000	United Rentals North America, Inc. 4.88%, 01/15/2028	4,173,463
	Walmart, Inc.
5,475,000	3.05%, 07/08/2026	5,528,031
17,985,000	3.40%, 06/26/2023	18,478,433
2,050,000	3.63%, 12/15/2047	2,006,451

		128,449,922

	Semiconductors - 1.1%
	Broadcom Corp. / Broadcom Cayman Finance Ltd.
9,545,000	3.50%, 01/15/2028	8,797,245

The accompanying notes are an integral part of these financial statements.

45

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 47.4% - (continued)
	Semiconductors - 1.1% - (continued)
$30,470,000	3.63%, 01/15/2024	$30,251,159
20,770,000	3.88%, 01/15/2027	19,819,777
	Broadcom, Inc.
5,120,000	3.13%, 04/15/2021(2)	5,117,696
780,000	3.63%, 10/15/2024(2)	769,909
5,400,000	4.75%, 04/15/2029(2)	5,365,039
2,960,000	Entegris, Inc. 4.63%, 02/10/2026(2)	2,960,000
1,700,000	Intel Corp. 4.10%, 05/19/2046	1,764,587
15,930,000	Microchip Technology, Inc. 4.33%, 06/01/2023(2)	16,368,691
	Micron Technology, Inc.
1,665,000	4.64%, 02/06/2024	1,715,966
14,205,000	4.98%, 02/06/2026	14,626,186
1,175,000	5.50%, 02/01/2025	1,209,933
	NXP B.V. / NXP Funding LLC
380,000	3.88%, 09/01/2022(2)	386,741
13,320,000	4.88%, 03/01/2024(2)	14,093,492
2,617,000	Qorvo, Inc. 5.50%, 07/15/2026(2)	2,728,222
	Sensata Technologies B.V.
1,020,000	5.00%, 10/01/2025(2)	1,045,500
1,475,000	5.63%, 11/01/2024(2)	1,567,188

		128,587,331

	Software - 1.0%
1,675,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%, 03/01/2025(2)	1,660,344
	Fidelity National Information Services, Inc.
9,065,000	3.00%, 08/15/2026	8,782,080
365,000	3.50%, 04/15/2023	371,025
5,390,000	4.50%, 08/15/2046	5,337,869
1,255,000	First Data Corp. 5.75%, 01/15/2024(2)	1,293,434
15,015,000	Fiserv, Inc. 3.80%, 10/01/2023	15,503,851
510,000	Infor Software Parent LLC (7.13% Cash, 7.88% PIK) 7.13%, 05/01/2021(2)(8)	511,275
2,828,000	Infor U.S., Inc. 6.50%, 05/15/2022	2,878,367
	Microsoft Corp.
6,350,000	3.45%, 08/08/2036	6,311,991
3,805,000	3.50%, 02/12/2035	3,827,639
5,955,000	3.95%, 08/08/2056	6,080,252
8,065,000	4.10%, 02/06/2037	8,661,319
2,815,000	4.45%, 11/03/2045	3,142,894
	Oracle Corp.
6,000,000	2.65%, 07/15/2026	5,819,559
10,835,000	2.95%, 11/15/2024	10,846,340
2,100,000	3.85%, 07/15/2036	2,106,284
15,105,000	3.90%, 05/15/2035	15,318,727
5,835,000	4.00%, 11/15/2047	5,786,842
4,300,000	6.50%, 04/15/2038	5,700,646
10,660,000	salesforce.com, Inc. 3.25%, 04/11/2023	10,881,672
2,820,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(2)	2,892,262
1,162,000	Western Digital Corp. 4.75%, 02/15/2026	1,121,330

		124,836,002

	Telecommunications - 2.6%
	Altice Financing S.A.
505,000	6.63%, 02/15/2023(2)	517,625
2,380,000	7.50%, 05/15/2026(2)	2,415,700
	AT&T, Inc.
6,580,000	2.80%, 02/17/2021	6,583,961
24,705,000	4.10%, 02/15/2028	25,278,970
3,335,000	4.13%, 02/17/2026	3,444,722
9,925,000	4.25%, 03/01/2027	10,302,998
21,650,000	4.30%, 02/15/2030	22,174,562

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 47.4% - (continued)
	Telecommunications - 2.6% - (continued)
$1,045,000	4.30%, 12/15/2042	$986,237
5,150,000	4.35%, 03/01/2029	5,322,518
3,490,000	4.35%, 06/15/2045	3,294,120
1,265,000	4.50%, 05/15/2035	1,270,117
3,315,000	4.50%, 03/09/2048	3,181,423
3,515,000	4.55%, 03/09/2049	3,385,916
4,105,000	4.80%, 06/15/2044	4,119,083
14,820,000	4.85%, 03/01/2039	15,157,153
315,000	5.15%, 03/15/2042	327,690
375,000	Axtel S.A.B. de C.V. 6.38%, 11/14/2024(3)	376,316
400,000	Bharti Airtel Ltd. 4.38%, 06/10/2025(3)	396,295
	CenturyLink, Inc.
4,151,000	5.63%, 04/01/2025(5)	4,088,735
605,000	5.80%, 03/15/2022	621,690
639,000	7.50%, 04/01/2024(5)	686,126
3,322,000	Cisco Systems, Inc. 5.90%, 02/15/2039	4,319,494
695,000	Deutsche Telekom International Finance B.V. 8.75%, 06/15/2030	971,682
390,000	Digicel International Finance Ltd. / Digicel Holdings Bermuda Ltd. 8.75%, 05/25/2024(2)	390,125
2,220,000	Embarq Corp. 8.00%, 06/01/2036	2,189,475
	Frontier Communications Corp.
2,510,000	6.88%, 01/15/2025	1,330,300
2,480,000	8.50%, 04/01/2026(2)	2,337,400
2,450,000	Intelsat Jackson Holdings S.A. 8.50%, 10/15/2024(2)	2,425,500
670,000	Millicom International Cellular S.A. 6.25%, 03/25/2029(2)	693,450
	MTN Mauritius Investments Ltd.
390,000	4.76%, 11/11/2024(2)	376,063
385,000	5.37%, 02/13/2022(3)	389,240
380,000	Oztel Holdings SPC Ltd. 5.63%, 10/24/2023(3)	379,905
415,000	Qwest Capital Funding, Inc. 6.88%, 07/15/2028	381,800
2,085,000	Sprint Capital Corp. 6.88%, 11/15/2028	1,996,388
	Sprint Corp.
3,253,000	7.13%, 06/15/2024	3,260,116
1,715,000	7.63%, 02/15/2025	1,732,150
6,357,000	7.88%, 09/15/2023	6,622,087
	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC
5,000,000	3.36%, 03/20/2023(2)	4,987,500
13,015,000	5.15%, 09/20/2029(2)	13,404,018
380,000	TBG Global Pte Ltd. 5.25%, 02/10/2022(3)	382,528
670,000	Telecom Italia Capital S.A. 7.20%, 07/18/2036	686,415
12,295,000	Telecom Italia S.p.A. 5.30%, 05/30/2024(2)	12,248,894
500,000	Telefonica Celular del Paraguay 5.88%, 04/15/2027(2)	515,000
	Telefonica Emisiones S.A.
4,965,000	4.67%, 03/06/2038	4,894,713
7,690,000	4.90%, 03/06/2048	7,600,508
7,290,000	5.21%, 03/08/2047	7,522,068
11,395,000	5.46%, 02/16/2021	11,902,077
1,705,000	5.52%, 03/01/2049	1,830,845
795,000	Turkcell Iletisim Hizmetleri AS 5.75%, 10/15/2025(3)	728,459
	Verizon Communications, Inc.
9,685,000	3.38%, 02/15/2025	9,830,308
9,585,000	4.13%, 08/15/2046	9,493,590
12,585,000	4.50%, 08/10/2033	13,494,895
6,622,000	4.67%, 03/15/2055	6,982,492
4,790,000	4.81%, 03/15/2039	5,202,042

The accompanying notes are an integral part of these financial statements.

46

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 47.4% - (continued)
		Telecommunications - 2.6% - (continued)
	$5,934,000	4.86%, 08/21/2046	$6,454,417
	9,240,000	5.01%, 04/15/2049	10,405,833
	6,870,000	5.25%, 03/16/2037	7,818,785
		Vodafone Group plc
	19,750,000	3.75%, 01/16/2024	20,093,320
	14,955,000	5.25%, 05/30/2048	15,298,210
	370,000	5 year USD Swap + 4.873%, 7.00%, 04/04/2079(1)	388,551

			315,892,600

		Textiles - 0.0%
	1,310,000	Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC 7.50%, 05/01/2025(2)	1,303,450

		Toys/Games/Hobbies - 0.0%
	840,000	Mattel, Inc. 6.75%, 12/31/2025(2)	840,262

		Transportation - 0.6%
	8,215,000	Burlington Northern Santa Fe LLC 4.55%, 09/01/2044	8,964,043
		CSX Corp.
	10,315,000	2.60%, 11/01/2026	9,867,278
	6,575,000	3.25%, 06/01/2027	6,543,064
	1,000,000	4.75%, 05/30/2042	1,082,662
	4,180,000	FedEx Corp. 4.05%, 02/15/2048	3,729,182
	375,000	Kansas City Southern 3.00%, 05/15/2023	374,484
	3,734,000	Norfolk Southern Corp. 4.65%, 01/15/2046	4,021,004
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	4,520,000	3.45%, 07/01/2024(2)(4)	4,522,061
	9,895,000	4.88%, 07/11/2022(2)	10,388,637
		Rumo Luxembourg S.a.r.l.
	566,000	5.88%, 01/18/2025(2)	573,081
	800,000	5.88%, 01/18/2025(3)	810,008
	320,000	7.38%, 02/09/2024(3)	341,984
EUR	340,000	Russian Railways via RZD Capital plc 4.60%, 03/06/2023(3)	425,293
		Union Pacific Corp.
	$4,760,000	3.70%, 03/01/2029	4,884,191
	3,970,000	4.38%, 11/15/2065	3,874,737
	10,385,000	4.80%, 09/10/2058	11,162,966

			71,564,675

		Trucking & Leasing - 0.1%
	350,000	Aviation Capital Group LLC 3.88%, 05/01/2023(2)	352,650
		Avolon Holdings Funding Ltd.
	690,000	3.95%, 07/01/2024(2)	685,605
	4,175,000	4.38%, 05/01/2026(2)	4,150,242
	1,895,000	5.25%, 05/15/2024(2)	1,977,338

			7,165,835

		Total Corporate Bonds (cost $5,600,072,110)	$5,697,637,615

FOREIGN GOVERNMENT OBLIGATIONS - 3.7%
		Angola - 0.0%
		Angolan Government International Bond
	825,000	8.25%, 05/09/2028(2)	$862,566
	3,000,000	8.25%, 05/09/2028(3)	3,136,602

			3,999,168

		Argentina - 0.4%
		Argentine Republic Government International Bond
EUR	550,000	3.38%, 01/15/2023	444,667
	6,770,000	3.38%, 12/31/2038(9)	3,929,348

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.7% - (continued)
		Argentina - 0.4% - (continued)
	$12,430,000	3.75%, 12/31/2038(9)	$6,482,369
	455,000	4.63%, 01/11/2023	335,563
EUR	6,995,000	5.25%, 01/15/2028	5,164,505
	$1,655,000	5.88%, 01/11/2028	1,144,432
	2,310,000	6.88%, 04/22/2021	1,938,113
	12,210,000	6.88%, 01/26/2027	8,754,570
	7,045,000	6.88%, 01/11/2048	4,667,312
	7,200,000	7.50%, 04/22/2026	5,400,000
EUR	1,527,475	7.82%, 12/31/2033	1,264,519
	$2,986,341	8.28%, 12/31/2033	2,157,631
		Autonomous City of Buenos Aires Argentina
	1,350,000	7.50%, 06/01/2027(2)	1,083,375
	399,320	8.95%, 02/19/2021(2)(5)	381,850
	1,192,600	8.95%, 02/19/2021(3)	1,140,424
		Provincia de Buenos Aires
EUR	1,320,000	4.00%, 05/01/2020(3)(9)	1,436,186
	$1,065,000	7.88%, 06/15/2027(2)	708,225
	1,320,000	10.88%, 01/26/2021(3)	1,178,100
		Provincia de Cordoba
	425,000	7.13%, 06/10/2021(2)	340,850
	1,630,000	7.13%, 08/01/2027	1,104,325
	1,675,000	7.45%, 09/01/2024(3)	1,197,625

			50,253,989

		Armenia - 0.0%
	450,000	Republic of Armenia International Bond 7.15%, 03/26/2025(3)	499,939

		Azerbaijan - 0.1%
		Republic of Azerbaijan International Bond
	6,267,000	3.50%, 09/01/2032(3)	5,600,856
	$681,000	3.50%, 09/01/2032(2)	608,614
	355,000	4.75%, 03/18/2024(3)	366,619
	275,000	5.13%, 09/01/2029(3)	276,711
	1,925,000	Southern Gas Corridor CJSC 6.88%, 03/24/2026(3)	2,170,980

			9,023,780

		Bermuda - 0.0%
	1,525,000	Bermuda Government International Bond 4.75%, 02/15/2029(2)	1,629,767

		Brazil - 0.1%
		Brazil Notas do Tesouro Nacional
BRL	17,137,000	10.00%, 01/01/2027	4,623,162
	11,632,000	10.00%, 01/01/2029	3,150,613
		Brazilian Government International Bond
	$1,410,000	4.63%, 01/13/2028	1,414,935
	2,354,000	5.00%, 01/27/2045	2,146,848
	1,520,000	5.63%, 02/21/2047	1,493,400

			12,828,958

		Bulgaria - 0.0%
EUR	441,000	Bulgaria Government International Bond 3.13%, 03/26/2035(3)	573,667

		Cayman Islands - 0.0%
	$2,775,000	KSA Sukuk Ltd. 2.89%, 04/20/2022(2)	2,768,062

		Colombia - 0.1%
		Colombia Government International Bond
	3,595,000	3.88%, 04/25/2027	3,644,827
	630,000	4.50%, 03/15/2029	664,026
	5,155,000	5.00%, 06/15/2045	5,394,759

			9,703,612

The accompanying notes are an integral part of these financial statements.

47

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.7% - (continued)
		Croatia - 0.2%
		Croatia Government International Bond
EUR	2,960,000	2.75%, 01/27/2030(3)	$3,640,617
	3,130,000	3.00%, 03/11/2025(3)	3,911,943
	1,890,000	3.00%, 03/20/2027(3)	2,381,411
	$920,000	5.50%, 04/04/2023(3)	995,937
	1,970,000	6.00%, 01/26/2024(3)	2,204,879
	3,795,000	6.38%, 03/24/2021(3)	4,018,146

			17,152,933

		Dominican Republic - 0.0%
		Dominican Republic International Bond
	1,570,000	5.88%, 04/18/2024(3)	1,636,725
	237,000	7.45%, 04/30/2044(3)	268,106

			1,904,831

		Egypt - 0.1%
		Egypt Government International Bond
EUR	340,000	4.75%, 04/11/2025(2)	379,793
	$390,000	5.58%, 02/21/2023(3)	386,100
EUR	450,000	5.63%, 04/16/2030(2)	477,617
	810,000	5.63%, 04/16/2030(3)	859,710
	680,000	6.38%, 04/11/2031(2)	750,867
	$440,000	6.59%, 02/21/2028(3)	424,723
	1,990,000	7.60%, 03/01/2029(2)	2,005,323
	1,005,000	7.60%, 03/01/2029(3)	1,013,543
	910,000	8.50%, 01/31/2047(3)	924,951
	685,000	8.70%, 03/01/2049(2)	705,806

			7,928,433

		Gabon - 0.0%
	2,335,000	Gabon Government International Bond 6.95%, 06/16/2025(3)	2,273,823

		Ghana - 0.0%
		Ghana Government International Bond
	560,000	7.88%, 03/26/2027(2)	568,400
	710,000	8.13%, 03/26/2032(2)	703,610
	1,350,000	8.63%, 06/16/2049(2)	1,296,567
	575,000	8.63%, 06/16/2049(3)	552,241
	390,000	8.95%, 03/26/2051(2)	385,710

			3,506,528

		Greece - 0.1%
		Hellenic Republic Government Bond
EUR	2,610,000	3.45%, 04/02/2024(2)(3)	3,085,991
	2,825,000	3.50%, 01/30/2023(3)	3,345,731
	1,440,000	4.38%, 08/01/2022(2)(3)	1,750,412

			8,182,134

		Honduras - 0.0%
	$1,195,000	Honduras Government International Bond 7.50%, 03/15/2024(3)	1,302,550

		Hungary - 0.2%
		Hungary Government International Bond
	6,720,000	5.38%, 02/21/2023	7,259,374
	2,928,000	5.75%, 11/22/2023	3,246,186
	8,564,000	6.38%, 03/29/2021	9,107,985

			19,613,545

		Indonesia - 0.3%
		Indonesia Government International Bond
	910,000	3.85%, 07/18/2027(3)	915,458
	1,255,000	4.35%, 01/08/2027(3)	1,302,871
	1,260,000	4.63%, 04/15/2043(3)	1,276,133
	5,967,000	4.75%, 01/08/2026(3)	6,354,730
	9,615,000	5.13%, 01/15/2045(3)	10,316,962
	3,370,000	5.25%, 01/08/2047(3)	3,679,204
	2,885,000	5.38%, 10/17/2023(3)	3,132,196

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.7% - (continued)
		Indonesia - 0.3% - (continued)
	$1,246,000	6.63%, 02/17/2037(3)	$1,548,754
	900,000	6.75%, 01/15/2044(3)	1,165,312
	2,807,000	7.75%, 01/17/2038(3)	3,881,828
	886,000	Perusahaan Penerbit SBSN Indonesia III 4.15%, 03/29/2027(2)	900,398

			34,473,846

		Ivory Coast - 0.0%
		Ivory Coast Government International Bond
EUR	1,196,000	5.25%, 03/22/2030(2)	1,274,835
	580,000	6.63%, 03/22/2048(3)	612,316

			1,887,151

		Jamaica - 0.0%
	$200,000	Jamaica Government International Bond 6.75%, 04/28/2028	224,000

		Jordan - 0.0%
	925,000	Jordan Government International Bond 7.38%, 10/10/2047(3)	899,041

		Macedonia - 0.0%
EUR	2,610,000	Former Yugoslav Republic of Macedonia 3.98%, 07/24/2021(3)	3,107,616

		Mexico - 0.2%
		Mexico Government International Bond
	$2,005,000	4.50%, 04/22/2029	2,069,160
	2,260,000	4.60%, 01/23/2046	2,176,380
	20,268,000	4.75%, 03/08/2044	19,938,645
	2,303,000	5.55%, 01/21/2045	2,524,664
	482,000	6.05%, 01/11/2040	552,492

			27,261,341

		Morocco - 0.0%
EUR	290,000	Morocco Government International Bond 3.50%, 06/19/2024(3)	363,228

		Panama - 0.0%
	$2,130,000	Panama Notas del Tesoro 3.75%, 04/17/2026(2)	2,134,494

		Papua New Guinea - 0.0%
	1,335,000	Papua New Guinea Government International Bond 8.38%, 10/04/2028(2)	1,431,788

		Paraguay - 0.0%
		Paraguay Government International Bond
	465,000	4.70%, 03/27/2027(2)	484,251
	230,000	5.00%, 04/15/2026(3)	242,937
	620,000	5.40%, 03/30/2050(2)	646,660
	645,000	5.60%, 03/13/2048(2)	689,344
	795,000	5.60%, 03/13/2048(3)	849,656
	1,400,000	6.10%, 08/11/2044(3)	1,578,500

			4,491,348

		Philippines - 0.0%
	1,605,000	Philippine Government International Bond 10.63%, 03/16/2025	2,274,341

		Qatar - 0.3%
		Qatar Government International Bond
	1,750,000	2.38%, 06/02/2021(3)	1,729,340
	1,785,000	3.88%, 04/23/2023(3)	1,842,748
	7,245,000	4.00%, 03/14/2029(2)	7,542,741
	1,330,000	4.50%, 04/23/2028(3)	1,436,400
	10,455,000	4.82%, 03/14/2049(2)	11,226,056
	4,800,000	5.10%, 04/23/2048(2)	5,358,000
	8,125,000	Qatari Diar Finance Co. 5.00%, 07/21/2020(3)	8,306,675

			37,441,960

The accompanying notes are an integral part of these financial statements.

48

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.7% - (continued)
		Romania - 0.1%
		Romanian Government International Bond
EUR	1,270,000	2.00%, 12/08/2026(2)	$1,444,409
	795,000	2.50%, 02/08/2030(2)	878,298
	585,000	2.50%, 02/08/2030(3)	646,294
	920,000	2.88%, 03/11/2029(3)	1,065,718
	790,000	3.38%, 02/08/2038(3)	866,300
	2,602,000	3.88%, 10/29/2035(3)	3,046,085
	665,000	4.63%, 04/03/2049(2)	807,398

			8,754,502

		Russia - 0.4%
RUB	92,085,000	Russian Federal Bond - OFZ 6.90%, 05/23/2029	1,319,245
		Russian Foreign Bond - Eurobond
EUR	800,000	2.88%, 12/04/2025(2)	948,874
	$4,000,000	4.25%, 06/23/2027(3)	4,023,400
	2,200,000	4.25%, 06/23/2027(2)	2,212,870
	4,000,000	4.38%, 03/21/2029(2)	4,021,200
	6,200,000	4.38%, 03/21/2029(3)	6,232,860
	2,600,000	4.75%, 05/27/2026(3)	2,700,688
	2,600,000	4.88%, 09/16/2023(3)	2,743,000
	1,600,000	5.10%, 03/28/2035(2)	1,655,981
	2,200,000	5.25%, 06/23/2047(2)	2,279,750
	14,200,000	5.25%, 06/23/2047(3)	14,714,750
	1,200,000	5.63%, 04/04/2042(3)	1,330,250

			44,182,868

		Saudi Arabia - 0.0%
		Saudi Government International Bond
	920,000	4.00%, 04/17/2025(2)	952,200
	2,200,000	4.00%, 04/17/2025(3)	2,277,000
	1,325,000	4.38%, 04/16/2029(2)	1,389,806

			4,619,006

		Senegal - 0.0%
		Senegal Government International Bond
	485,000	6.25%, 07/30/2024(3)	506,243
	1,210,000	6.25%, 05/23/2033(3)	1,164,872
	973,000	6.75%, 03/13/2048(2)	895,160
	1,300,000	6.75%, 03/13/2048(3)	1,196,000

			3,762,275

		South Africa - 0.1%
		Republic of South Africa Government Bond
ZAR	5,465,000	6.25%, 03/31/2036	277,120
	55,930,000	8.00%, 01/31/2030	3,610,337
		Republic of South Africa Government International Bond
	$3,235,000	4.85%, 09/27/2027	3,149,447
	3,990,000	6.30%, 06/22/2048	3,995,371

			11,032,275

		Sri Lanka - 0.1%
		Sri Lanka Government International Bond
	1,385,000	6.20%, 05/11/2027(3)	1,308,139
	1,140,000	6.20%, 05/11/2027(2)	1,076,736
	355,000	6.83%, 07/18/2026(3)	349,933
	330,000	6.85%, 03/14/2024(2)	333,116
	2,575,000	6.85%, 11/03/2025(3)	2,571,840
	800,000	7.85%, 03/14/2029(2)	822,640

			6,462,404

		Supranational - 0.0%
MXN	154,000,000	International Finance Corp. 0.00%, 02/22/2038(10)	1,777,384

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.7% - (continued)
		Tunisia - 0.1%
		Banque Centrale de Tunisie International Bond
EUR	2,825,000	5.63%, 02/17/2024(3)	$3,076,907
	1,415,000	6.75%, 10/31/2023(2)	1,591,826

			4,668,733

		Turkey - 0.5%
	$985,000	Export Credit Bank of Turkey 8.25%, 01/24/2024(2)	980,408
		Turkey Government International Bond
	895,000	3.25%, 03/23/2023	783,560
	430,000	4.25%, 04/14/2026	357,476
EUR	1,365,000	4.63%, 03/31/2025	1,476,482
	$2,960,000	4.88%, 10/09/2026	2,524,347
	9,600,000	4.88%, 04/16/2043	7,056,000
	5,320,000	5.13%, 02/17/2028	4,497,315
EUR	865,000	5.20%, 02/16/2026	944,766
	$1,594,000	5.63%, 03/30/2021	1,570,842
	15,335,000	5.75%, 03/22/2024	14,347,426
	6,615,000	5.75%, 05/11/2047	5,184,506
	7,230,000	6.00%, 03/25/2027	6,507,723
	11,325,000	6.00%, 01/14/2041	9,183,171
	1,448,000	6.88%, 03/17/2036	1,295,960
	1,140,000	7.25%, 12/23/2023	1,137,276

			57,847,258

		Ukraine - 0.2%
		Ukraine Government International Bond
	4,695,000	7.38%, 09/25/2032(3)	4,136,577
	1,515,000	7.38%, 09/25/2032(2)	1,334,806
	1,260,000	7.75%, 09/01/2020(3)	1,260,907
	100,000	7.75%, 09/01/2021(3)	99,088
	1,502,000	7.75%, 09/01/2021(2)	1,488,302
	1,580,000	7.75%, 09/01/2023(3)	1,525,016
	620,000	7.75%, 09/01/2023(2)	598,424
	1,270,000	7.75%, 09/01/2025(3)	1,194,610
	755,000	7.75%, 09/01/2026(3)	702,754
	620,000	7.75%, 09/01/2026(2)	577,096
	6,165,000	7.75%, 09/01/2027(3)	5,678,643
	1,235,000	8.99%, 02/01/2024(2)	1,230,826

			19,827,049

		Venezuela - 0.1%
		Venezuela Government International Bond
	345,000	6.00%, 12/09/2020(7)	98,325
	1,015,000	7.00%, 12/01/2018(7)	274,050
	3,170,000	7.00%, 03/31/2038(7)	871,750
	4,085,000	7.65%, 04/21/2025(7)	1,164,225
	4,765,000	7.75%, 10/13/2019(7)	1,346,113
	11,205,000	8.25%, 10/13/2024(7)	3,249,450
	11,937,200	9.00%, 05/07/2023(7)	3,491,631
	12,825,000	9.25%, 05/07/2028(7)	3,687,187

			14,182,731

		Total Foreign Government Obligations (cost $474,175,396)	$446,252,358

MUNICIPAL BONDS - 0.0%
		General Obligation - 0.0%
	2,265,000	California State, GO Taxable 7.55%, 04/01/2039	$3,461,373

		Transportation - 0.0%
	1,850,000	New York and New Jersey Port Auth, Taxable Rev 4.46%, 10/01/2062	2,089,575

		Total Municipal Bonds (cost $4,747,280)	$5,550,948

The accompanying notes are an integral part of these financial statements.

49

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 0.3%(11)
	Auto Parts & Equipment - 0.0%
$1,595,000	Panther BF Aggregator LP 1 mo. USD LIBOR + 3.500%, 0.00%, 04/30/2026(12)	$1,599,992

	Chemicals - 0.0%
415,000	Starfruit Finco B.V. 1 mo. USD LIBOR + 3.250%, 5.73%, 10/01/2025	413,186

	Commercial Services - 0.1%
1,553,263	Blackhawk Network Holdings, Inc. 1 mo. USD LIBOR + 3.000%, 5.48%, 06/15/2025	1,551,973
3,550,000	Dun & Bradstreet Corp. 1 mo. USD LIBOR + 5.000%, 7.48%, 02/01/2026	3,574,424
1,176,113	Trans Union LLC 1 mo. USD LIBOR + 2.000%, 4.48%, 06/19/2025	1,175,137

		6,301,534

	Diversified Financial Services - 0.0%
1,970,090	Crown Finance U.S., Inc. 1 mo. USD LIBOR + 2.500%, 4.73%, 02/28/2025	1,960,042

	Food - 0.0%
535,950	CHG PPC Parent LLC 1 mo. USD LIBOR + 2.750%, 5.23%, 03/31/2025	535,618

	Healthcare-Services - 0.0%
1,344,828	Syneos Health, Inc. 1 mo. USD LIBOR + 2.000%, 4.48%, 08/01/2024	1,340,350

	Household Products - 0.0%
849,250	Diamond (BC) B.V. 2 mo. USD LIBOR + 3.000%, 5.58%, 09/06/2024	817,403

	Insurance - 0.1%
4,539,332	Asurion LLC 1 mo. USD LIBOR + 3.000%, 5.48%, 11/03/2024	4,550,045
386,100	Genworth Holdings, Inc. 1 mo. USD LIBOR + 4.500%, 6.99%, 03/07/2023	388,996
1,692,213	Hub International Ltd. 2 mo. USD LIBOR + 2.750%, 5.34%, 04/25/2025	1,673,598

		6,612,639

	Internet - 0.0%
813,611	Lands’ End, Inc. 1 mo. USD LIBOR + 3.250%, 5.73%, 04/04/2021	788,527

	Leisure Time - 0.0%
3,517,425	Golden Entertainment, Inc. 1 mo. USD LIBOR + 3.000%, 5.48%, 10/21/2024	3,517,425

	Machinery - Diversified - 0.0%
956,880	Gardner Denver, Inc. 3 mo. USD LIBOR + 2.750%, 5.23%, 07/30/2024	958,200

	Media - 0.1%
3,083,850	PSAV Holdings LLC 3 mo. USD LIBOR + 3.250%, 5.78%, 03/01/2025	3,027,971
2,320,270	Shutterfly, Inc. 1 mo. USD LIBOR + 2.750%, 5.24%, 08/17/2024	2,312,288

		5,340,259

	Semiconductors - 0.0%
784,217	Microchip Technology, Inc. 1 mo. USD LIBOR + 2.000%, 4.49%, 05/29/2025	782,500

	Software - 0.0%
491,002	SS&C Technologies Holdings Europe S.a.r.l. 1 mo. USD LIBOR + 2.250%, 4.73%, 04/16/2025	491,065

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 0.3%(11) - (continued)
	Software - 0.0% - (continued)
$930,636	SS&C Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 4.73%, 04/16/2025	$930,697

		1,421,762

	Total Senior Floating Rate Interests (cost $32,352,852)	$32,389,437

U.S. GOVERNMENT SECURITIES - 1.4%
	U.S. Treasury Securities - 1.4%
	U.S. Treasury Bonds - 0.4%
13,530,000	3.00%, 11/15/2045	$13,727,136
7,090,000	4.25%, 11/15/2040	8,723,470
20,345,000	4.38%, 02/15/2038	25,323,167
	U.S. Treasury Notes - 0.7%
50,000,000	1.38%, 10/31/2020(13)	49,306,641
42,555,000	2.38%, 03/15/2022	42,729,542
15,200,000	2.50%, 01/31/2021	15,243,937
7,390,000	2.50%, 01/15/2022	7,437,342
1,750,000	2.88%, 11/30/2023(13)(14)	1,795,801

		116,513,263

		164,287,036

	Total U.S. Government Securities (cost $163,004,836)	$164,287,036

CONVERTIBLE BONDS - 0.1%
	Commercial Services - 0.0%
1,200,000	Cardtronics, Inc. 1.00%, 12/01/2020	$1,196,874

	Media - 0.0%
1,620,000	DISH Network Corp. 3.38%, 08/15/2026	1,486,046

	Semiconductors - 0.0%
	Microchip Technology, Inc.
563,000	1.63%, 02/15/2027	730,414
579,000	2.25%, 02/15/2037	761,825

		1,492,239

	Software - 0.1%
2,226,000	Western Digital Corp. 1.50%, 02/01/2024(2)	1,985,861

	Total Convertible Bonds (cost $6,476,899)	$6,161,020

ESCROWS - 0.0%(15)
	Utilities - 0.0%
3,799,308	TCEH Corp.*(16)(17)	$4

	Total Escrows (cost $—)	$4

	Total Long-Term Investments (cost $10,613,270,189)	$11,492,824,243

SHORT-TERM INVESTMENTS - 4.1%
	Other Investment Pools & Funds - 3.8%
461,101,103	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(18)	$461,101,103

	Securities Lending Collateral - 0.3%
1,659,887	Citibank NA DDCA, 2.42%, 5/1/2019(18)	1,659,887
16,147,694	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.34%(18)	16,147,694
3,436,838	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.36%(18)	3,436,838

The accompanying notes are an integral part of these financial statements.

50

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 4.1% - (continued)
	Securities Lending Collateral - 0.3% - (continued)
5,934,168	Invesco Government & Agency Portfolio, Institutional Class, 2.33%(18)	$5,934,168
5,513,916	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(18)	5,513,916
505,241	Western Asset Institutional Government Class A Fund, Institutional Class, 2.29%(18)	505,241

		33,197,744

	Total Short-Term Investments (cost $494,298,847)	$494,298,847

Total Investments (cost $11,107,569,036)	99.8%	$11,987,123,090
Other Assets and Liabilities	0.2%	18,599,711

Total Net Assets	100.0%	$12,005,722,801

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2019.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $1,137,882,861, representing 9.5% of net assets.

(3)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $228,312,406, representing 1.9% of net assets.

(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $7,918,783 at April 30, 2019.

(5)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(6)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(7)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(8)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(9)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(10)	Security is a zero-coupon bond.

(11)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of April 30, 2019.

(12)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(13)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(14)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

(15)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(16)	Investment valued using significant unobservable inputs.

(17)

This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2019, the aggregate fair value of this security was $4, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(18)	Current yield as of period end.

Futures Contracts Outstanding at April 30, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	1,230	06/28/2019	$261,999,609	$868,363
U.S. Treasury 5-Year Note Future	3,351	06/28/2019	387,511,734	2,953,879
U.S. Treasury Long Bond Future	258	06/19/2019	38,046,938	542,496
U.S. Treasury Ultra Bond Future	453	06/19/2019	74,419,406	674,902

Total				$5,039,640

The accompanying notes are an integral part of these financial statements.

51

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Futures Contracts Outstanding at April 30, 2019 – (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
Euro BUXL 30-Year Bond Future	19	06/06/2019	$4,022,127	$(129,249)
Euro-BOBL Future	133	06/06/2019	19,829,550	(94,472)
Euro-Bund Future	118	06/06/2019	21,878,591	(258,320)
U.S. Treasury 10-Year Note Future	4,621	06/19/2019	571,487,735	(4,843,812)

Total				$(5,325,853)

Total futures contracts				$(286,213)

OTC Credit Default Swap Contracts Outstanding at April 30, 2019
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Buy protection:
Republic of Argentina	GSC	USD	205,000	(5.00%)	06/20/24	Quarterly	$17,605	$—	$44,922	$27,317

Total single-name issues							$17,605	$—	$44,922	$27,317

Total OTC contracts							$17,605	$—	$44,922	$27,317

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2019
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EMS.31.V1	USD	5,575,000	(1.00%)	06/20/24	Quarterly	$192,021	$226,609	$34,588
CDX.NA.HY.32.V1	USD	360,000	5.00%	06/20/24	Quarterly	24,746	28,827	4,081

Total						$216,767	$255,436	$38,669

Total						$216,767	$255,436	$38,669

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at April 30, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
1,009,500,000	CLP	1,511,861	USD	BNP	06/19/19	$—	$(21,858)
4,727,600,000	COP	1,499,873	USD	MSC	06/19/19	—	(41,350)
33,870,000	CZK	1,492,176	USD	BNP	06/19/19	—	(8,115)
26,150,000	EGP	1,384,330	USD	GSC	06/19/19	116,508	—
5,480,000	EGP	289,794	USD	GSC	07/09/19	23,034	—
990,000	EUR	1,107,743	USD	JPM	05/31/19	5,622	—
729,000	EUR	817,656	USD	GSC	06/19/19	3,546	—
735,000	EUR	827,642	USD	SCB	06/19/19	319	—
227,000	EUR	256,639	USD	HSBC	06/19/19	—	(929)
286,000	EUR	325,933	USD	SSG	06/19/19	—	(3,761)
689,000	EUR	780,926	USD	BCLY	06/19/19	—	(4,784)
1,526,000	EUR	1,734,895	USD	MSC	06/19/19	—	(15,891)
375,100,000	HUF	1,355,571	USD	BNP	06/19/19	—	(52,048)
690,000	MXN	35,155	USD	RBC	06/19/19	948	—
5,915,000	PEN	1,783,991	USD	BNP	06/19/19	908	—

The accompanying notes are an integral part of these financial statements.

52

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
28,090,000	PHP	527,165	USD	UBS	06/19/19	$9,622	$—
5,105,000	PLN	1,344,660	USD	BNP	06/19/19	—	(6,727)
99,240,000	RUB	1,494,522	USD	GSC	06/19/19	29,240	—
7,935,000	TRY	1,377,161	USD	BCLY	06/19/19	—	(87,903)
2,690,838	USD	3,805,000	AUD	MSC	06/19/19	5,278	—
5,517,681	USD	20,752,000	BRL	BCLY	06/04/19	239,602	—
2,695,918	USD	3,585,000	CAD	BMO	06/19/19	16,454	—
10,613,064	USD	9,435,000	EUR	JPM	05/31/19	2,363	—
61,115,429	USD	53,666,000	EUR	GSC	06/19/19	661,908	—
978,294	USD	855,000	EUR	HSBC	06/19/19	15,157	—
1,779,368	USD	1,571,000	EUR	JPM	06/19/19	9,672	—
472,800	USD	416,000	EUR	BOA	06/19/19	4,186	—
1,645,109	USD	1,457,000	EUR	BCLY	06/19/19	3,831	—
355,470	USD	315,000	EUR	CBA	06/19/19	629	—
148,763	USD	132,000	EUR	MSC	06/19/19	68	—
20,758	USD	16,000	GBP	JPM	05/31/19	—	(141)
2,739,691	USD	3,995,000	NZD	BMO	06/19/19	68,962	—
1,540,396	USD	99,240,000	RUB	JPM	06/19/19	16,634	—
1,321,718	USD	7,935,000	TRY	GSC	06/19/19	32,459	—
2,579,297	USD	37,349,000	ZAR	BNP	06/19/19	—	(16,195)

Total						$1,266,950	$(259,702)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$34,057,933	$—	$34,057,933	$—
Banks	665,769,465	665,769,465	—	—
Capital Goods	367,568,053	322,563,544	45,004,509	—
Consumer Services	31,937,981	31,937,981	—	—
Diversified Financials	25,116,023	25,116,023	—	—
Energy	571,658,764	571,658,764	—	—
Food & Staples Retailing	20,572,177	20,572,177	—	—
Food, Beverage & Tobacco	338,742,191	299,209,355	39,532,836	—
Health Care Equipment & Services	163,895,981	88,602,540	75,293,441	—
Household & Personal Products	178,456,551	178,456,551	—	—
Insurance	317,117,665	317,117,665	—	—
Materials	171,296,924	171,296,924	—	—
Media & Entertainment	131,037,706	131,037,706	—	—
Pharmaceuticals, Biotechnology & Life Sciences	715,069,834	568,792,912	146,276,922	—
Real Estate	106,439,564	106,439,564	—	—
Retailing	90,664,833	90,664,833	—	—
Semiconductors & Semiconductor Equipment	311,237,125	311,237,125	—	—
Technology Hardware & Equipment	190,581,926	190,581,926	—	—
Telecommunication Services	218,312,388	218,312,388	—	—
Transportation	58,613,164	58,613,164	—	—
Utilities	431,623,727	431,623,727	—	—
Preferred Stocks	775,850	775,850	—	—
Corporate Bonds	5,697,637,615	—	5,697,637,615	—
Foreign Government Obligations	446,252,358	—	446,252,358	—
Municipal Bonds	5,550,948	—	5,550,948	—
Senior Floating Rate Interests	32,389,437	—	32,389,437	—
U.S. Government Securities	164,287,036	—	164,287,036	—
Convertible Bonds	6,161,020	—	6,161,020	—
Escrows	4	—	—	4
Short-Term Investments	494,298,847	494,298,847	—	—
Foreign Currency Contracts(2)	1,266,950	—	1,266,950	—

The accompanying notes are an integral part of these financial statements.

53

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Description	Total	Level 1	Level 2	Level 3(1)
Futures Contracts(2)	$5,039,640	$5,039,640	$—	$—
Swaps - Credit Default(2)	65,986	—	65,986	—

Total	$11,993,495,666	$5,299,718,671	$6,693,776,991	$4

Liabilities
Foreign Currency Contracts(2)	$(259,702)	$—	$(259,702)	$—
Futures Contracts(2)	(5,325,853)	(5,325,853)	—	—

Total	$(5,585,555)	$(5,325,853)	$(259,702)	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six-month period ended April 30, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

54

The Hartford Checks and Balances Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.9%
	Domestic Equity Funds - 67.1%
14,521,117	The Hartford Capital Appreciation Fund, Class F	$529,439,926
21,343,567	The Hartford Dividend and Growth Fund, Class F	527,826,410

	Total Domestic Equity Funds (cost $1,061,970,072)	$1,057,266,336

	Taxable Fixed Income Funds - 32.8%
12,921,388	Hartford Total Return Bond ETF	515,692,595

	Total Taxable Fixed Income Funds (cost $498,767,317)	$515,692,595

	Total Affiliated Investment Companies (cost $1,560,737,389)	$1,572,958,931

SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
2,787,661	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 2.37%(1)	2,787,661

	Total Short-Term Investments (cost $2,787,661)	$2,787,661

Total Investments (cost $1,563,525,050)	100.1%	$1,575,746,592
Other Assets and Liabilities	(0.1)%	(915,424)

Total Net Assets	100.0%	$1,574,831,168

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Affiliated Investment Companies	$1,572,958,931	$1,572,958,931	$—	$—
Short-Term Investments	2,787,661	2,787,661	—	—

Total	$1,575,746,592	$1,575,746,592	$—	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

55

The Hartford Conservative Allocation Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.9%
	Domestic Equity Funds - 27.3%
318,253	Hartford Core Equity Fund, Class F	$10,145,917
115,797	Hartford Multifactor US Equity ETF	3,707,820
125,155	Hartford Quality Value Fund, Class F	2,486,831
230,688	Hartford Small Cap Value Fund, Class F	2,479,893
388,242	The Hartford Equity Income Fund, Class F	7,481,430
79,491	The Hartford Growth Opportunities Fund, Class F	3,471,382
100,524	The Hartford MidCap Fund, Class F	3,161,488
71,764	The Hartford Small Company Fund, Class F	1,570,917

	Total Domestic Equity Funds (cost $32,044,451)	$34,505,678

	International/Global Equity Funds - 8.2%
140,871	Hartford Emerging Markets Equity Fund, Class F	1,277,698
127,924	Hartford Multifactor Developed Markets (ex-US) ETF	3,641,996
384,911	Hartford Schroders International Multi-Cap Value Fund, Class F	3,529,635
125,101	The Hartford International Opportunities Fund, Class F	1,927,799

	Total International/Global Equity Funds (cost $10,377,157)	$10,377,128

	Multi-Strategy Funds - 2.0%
282,482	The Hartford Global Real Asset Fund, Class F	2,542,342

	Total Multi-Strategy Funds (cost $2,519,131)	$2,542,342

	Taxable Fixed Income Funds - 62.4%
580,501	Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Class F	5,282,558
253,458	Hartford Short Duration ETF	10,265,049
387,143	Hartford Total Return Bond ETF	15,450,877
507,873	The Hartford Inflation Plus Fund, Class F	5,312,351
1,854,448	The Hartford Quality Bond Fund, Class F	18,155,041

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.9% - (continued)
	Taxable Fixed Income Funds - 62.4% - (continued)
1,034,555	The Hartford Strategic Income Fund, Class F	$8,741,991
1,466,956	The Hartford World Bond Fund, Class F	15,608,412

	Total Taxable Fixed Income Funds (cost $79,087,947)	$78,816,279

	Total Affiliated Investment Companies (cost $124,028,686)	$126,241,427

SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
285,814	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 2.37%(1)	285,814

	Total Short-Term Investments (cost $285,814)	$285,814

Total Investments (cost $124,314,500)	100.1%	$126,527,241
Other Assets and Liabilities	(0.1)%	(78,434)

Total Net Assets	100.0%	$126,448,807

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Affiliated Investment Companies	$126,241,427	$126,241,427	$—	$—
Short-Term Investments	285,814	285,814	—	—

Total	$126,527,241	$126,527,241	$—	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

56

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 4.7%
	Bermuda - 0.1%
$150,000	Radnor RE Ltd. 1 mo. USD LIBOR + 1.250%, 3.73%, 02/25/2029(1)(2)	$150,104

	Canada - 0.1%
195,000	Master Credit Card Trust 3.74%, 07/21/2024(1)	196,419

	Cayman Islands - 0.5%
250,000	CIFC Funding Ltd. 3 mo. USD LIBOR + 1.750%, 4.35%, 07/16/2030(1)(2)	248,110
250,000	LCM L.P. 3 mo. USD LIBOR + 1.950%, 4.54%, 10/20/2027(1)(2)	247,679
250,000	Palmer Square CLO Ltd. 1 mo. USD LIBOR + 1.350%, 4.03%, 08/15/2026(1)(2)	248,438
250,000	Tryon Park CLO, Ltd. 3 mo. USD LIBOR + 0.890%, 3.49%, 04/15/2029(1)(2)	248,663

		992,890

	United States - 4.0%
235,213	Alternative Loan Trust 5.25%, 08/25/2035	213,905
49,495	Angel Oak Mortgage Trust LLC 3.63%, 03/25/2049(1)(3)	49,773
40,000	Aventura Mall Trust 4.25%, 07/05/2040(1)(3)	40,482
	Bank
986,768	0.67%, 08/15/2061(3)(4)	34,292
45,000	4.80%, 11/15/2061(3)	46,678
965,321	Benchmark Mortgage Trust 0.69%, 07/15/2051(3)(4)	35,241
85,803	BX Commercial Mortgage Trust 1 mo. USD LIBOR + 1.100%, 3.57%, 11/15/2035(1)(2)	85,829
100,000	CAMB Commercial Mortgage Trust 1 mo. USD LIBOR + 2.150%, 4.62%, 12/15/2037(1)(2)	100,687
105,000	CD Commercial Mortgage Trust 3.63%, 08/10/2049(3)	102,328
151,851	CIM Trust 3.00%, 04/25/2057(1)(3)	150,655
	Citigroup Commercial Mortgage Trust
40,000	4.68%, 01/10/2024(1)	41,997
40,000	4.90%, 01/10/2024(1)(3)	41,605
30,255	COLT Mortgage Loan Trust 3.75%, 12/26/2046(1)(3)	30,395
	Connecticut Avenue Securities Trust
20,000	1 mo. USD LIBOR + 2.150%, 4.63%, 09/25/2031(1)(2)	20,225
35,000	1 mo. USD LIBOR + 2.450%, 4.93%, 07/25/2031(1)(2)	35,679
998,891	CSAIL Commercial Mortgage Trust 0.73%, 11/15/2051(3)(4)	42,938
106,785	CSMC Trust 4.13%, 07/25/2058(1)(3)	107,253
247,500	Domino’s Pizza Master Issuer LLC 4.12%, 07/25/2048(1)	251,950
170,000	Drive Auto Receivables Trust 3.53%, 12/15/2023(1)	170,860
	Fannie Mae Connecticut Avenue Securities
110,000	1 mo. USD LIBOR + 2.000%, 4.48%, 03/25/2031(2)	110,619
65,000	1 mo. USD LIBOR + 2.200%, 4.68%, 08/25/2030(2)	65,312
75,000	1 mo. USD LIBOR + 2.350%, 4.83%, 01/25/2031(2)	75,944
195,000	1 mo. USD LIBOR + 2.550%, 5.03%, 12/25/2030(2)	198,215
95,000	1 mo. USD LIBOR + 2.800%, 5.28%, 02/25/2030(2)	98,328
100,000	1 mo. USD LIBOR + 4.250%, 6.73%, 01/25/2029(2)	110,040
99,000	1 mo. USD LIBOR + 4.350%, 6.83%, 05/25/2029(2)	107,577

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 4.7% - (continued)
	United States - 4.0% - (continued)
$30,000	1 mo. USD LIBOR + 4.450%, 6.93%, 02/25/2030(2)	$32,114
287,116	1 mo. USD LIBOR + 5.000%, 7.48%, 07/25/2025(2)	317,722
55,000	1 mo. USD LIBOR + 5.050%, 7.53%, 11/25/2029(2)	61,458
73,498	1 mo. USD LIBOR + 6.000%, 8.48%, 09/25/2028(2)	83,544
145,593	1 mo. USD LIBOR + 6.750%, 9.23%, 08/25/2028(2)	168,878
49,763	1 mo. USD LIBOR + 12.750%, 15.23%, 10/25/2028(2)	70,845
90,389	FCI Funding LLC 3.63%, 02/18/2031(1)	90,252
55,970	Freddie Mac Strips 5.00%, 09/15/2036	11,219
	FREMF Mortgage Trust
24,000	3.68%, 11/25/2047(1)(3)	24,291
25,000	3.76%, 11/25/2050(1)(3)	25,060
65,000	3.91%, 02/25/2025(1)	65,859
65,000	3.93%, 02/25/2050(1)(3)	65,453
160,000	3.97%, 07/25/2049(1)(3)	162,066
60,000	4.01%, 02/25/2050(1)(3)	59,402
35,000	4.11%, 07/25/2049(1)(3)	34,892
50,000	4.12%, 05/25/2050(1)(3)	48,765
75,000	4.19%, 05/25/2025(1)(3)	76,460
15,000	4.31%, 02/25/2052(1)(3)(5)(6)	14,721
124,179	GS Mortgage Securities Corp. Trust 1 mo. USD LIBOR + 1.450%, 3.92%, 07/15/2025(1)(2)	124,177
	GS Mortgage Securities Trust
129,937	1.13%, 02/10/2052(3)(4)	9,896
63,000	3.51%, 03/10/2050(1)(3)	54,772
100,000	4.75%, 08/10/2046(1)(3)	104,423
100,000	Hertz Vehicle Financing II L.P. 3.29%, 02/25/2024(1)	100,223
90,000	Home Re Ltd. 1 mo. USD LIBOR + 1.600%, 4.08%, 10/25/2028(1)(2)	89,942
75,000	JP Morgan Chase Commercial Mortgage Securities Corp. 4.77%, 07/05/2031(1)(3)	72,961
	LSTAR Securities Investment Ltd.
100,000	1 mo. USD LIBOR + 1.500%, 3.98%, 04/01/2024(1)(2)(5)(6)	100,000
43,705	1 mo. USD LIBOR + 1.650%, 4.15%, 11/01/2022(1)(2)	43,830
47,754	Mill City Mortgage Loan Trust 2.50%, 04/25/2057(1)(3)	47,121
990,136	Morgan Stanley Bank of America Merrill Lynch Trust 0.96%, 11/15/2052(3)(4)	52,451
996,327	Morgan Stanley Capital I Trust 1.00%, 07/15/2051(3)(4)	58,229
310,821	1.60%, 06/15/2050(3)(4)	24,428
100,000	4.42%, 07/11/2040(1)(3)	94,934
275,000	1 mo. USD LIBOR + 1.950%, 4.42%, 11/15/2034(1)(2)	273,631
115,875	MortgageIT Mortgage Loan Trust 1 mo. USD LIBOR + 0.200%, 2.68%, 04/25/2036(2)	104,103
60,000	MSCG Trust 1 mo. USD LIBOR + 1.180%, 3.65%, 10/15/2037(1)(2)	60,076
85,000	MSSG Trust 3.87%, 09/13/2039(1)	83,973
100,000	MTRO Commercial Mortgage Trust 1 mo. USD LIBOR + 1.800%, 4.27%, 12/15/2033(1)(2)	100,094
80,542	New Residential Mortgage LLC 4.09%, 07/25/2054(1)	81,580

The accompanying notes are an integral part of these financial statements.

57

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 4.7% - (continued)
		United States - 4.0% - (continued)
		New Residential Mortgage Loan Trust
	$83,916	3.25%, 09/25/2056(1)(3)	$84,002
	97,995	3.60%, 04/25/2049	98,668
	104,096	3.68%, 01/25/2049(1)(3)	105,018
	65,916	3.75%, 11/25/2056(1)(3)	66,865
	49,671	Oak Hill Advisors Residential Loan Trust 3.00%, 06/25/2057(1)(7)	49,626
	155,000	OneMain Direct Auto Receivables Trust 3.85%, 10/14/2025(1)	157,248
	100,000	OneMain Financial Issuance Trust 4.57%, 02/20/2029(1)	101,325
	99,500	Planet Fitness Master Issuer LLC 4.26%, 09/05/2048(1)	101,234
	99,107	PMT Credit Risk Transfer Trust 1 mo. USD LIBOR + 2.000%, 4.48%, 03/27/2024(1)(2)	99,138
		Preston Ridge Partners Mortgage Trust LLC
	100,000	3.97%, 04/25/2024(1)(5)(6)(7)	100,000
	88,606	4.00%, 08/25/2023(1)(3)	88,908
	3,436	Prosper Marketplace Issuance Trust 2.36%, 11/15/2023(1)	3,434
	120,000	Santander Retail Auto Lease Trust 3.66%, 05/20/2024(1)	120,054
	102,672	SG Residential Mortgage Trust 3.74%, 04/27/2048(1)(3)	103,167
	98,967	Store Master Funding LLC 3.96%, 10/20/2048(1)	101,194
		Structured Agency Credit Risk Trust
	50,000	1 mo. USD LIBOR + 2.100%, 4.58%, 09/25/2048(1)(2)	49,852
	15,000	1 mo. USD LIBOR + 3.750%, 6.23%, 04/25/2043(1)(2)	15,516
		Towd Point Mortgage Trust
	96,901	3.75%, 03/25/2058(1)(3)	98,548
	120,000	4.25%, 11/25/2058(1)(3)	122,382
	34,592	Vantage Data Centers Issuer LLC 4.07%, 02/16/2043(1)	35,011
	60,501	VOLT LXII LLC 3.13%, 09/25/2047(1)(7)	60,158
	110,000	VOLT LXIV LLC 4.63%, 10/25/2047(1)(7)	109,031
	93,628	VOLT LXXV LLC 4.34%, 01/25/2049(1)(7)	94,373
	195,000	Wachovia Bank Commercial Mortgage Trust 5.41%, 10/15/2044(1)(3)	175,075
	219,786	Wells Fargo Mortgage Backed Securities Trust 4.00%, 11/25/2048(1)(3)	222,894
	45,000	Westlake Automobile Receivables Trust 3.41%, 05/15/2023(1)	45,230

			7,870,603

		Total Asset & Commercial Mortgage Backed Securities (cost $9,163,442)	$9,210,016

CORPORATE BONDS - 2.7%
		Argentina - 0.0%
	$160,000	YPF S.A. BADLAR + 4.000%, 48.75%, 07/07/2020(2)(8)	$50,578

		Canada - 0.1%
	245,000	New Gold, Inc. 6.38%, 05/15/2025(1)	197,225

		Finland - 0.2%
	340,000	Nokia Oyj 6.63%, 05/15/2039	362,100

		Guernsey - 0.1%
	350,000	Credit Suisse Group Funding Guernsey Ltd. 3.13%, 12/10/2020	350,915

		Iceland - 0.1%
EUR	120,000	Arion Banki HF 1.63%, 12/01/2021(8)	136,913

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 2.7% - (continued)
		Luxembourg - 0.1%
EUR	225,000	Codere Finance Luxembourg S.A. 6.75%, 11/01/2021(8)	$241,431

		Mult - 0.2%
	350,000	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc. 5.63%, 03/01/2024(1)	353,500

		Netherlands - 0.1%
	$225,000	Nostrum Oil & Gas Finance B.V. 8.00%, 07/25/2022(8)	160,549

		United States - 1.8%
EUR	450,000	Altria Group, Inc. 3.13%, 06/15/2031	529,093
	420,000	Carrizo Oil & Gas, Inc. 6.25%, 04/15/2023(9)	408,370
	220,000	Crown Castle Towers LLC 3.72%, 07/15/2043(1)	223,506
	200,000	Diamondback Energy, Inc. 4.75%, 11/01/2024	204,250
	450,000	General Motors Co. 6.75%, 04/01/2046	498,183
	575,000	Kraft Heinz Foods Co. 4.38%, 06/01/2046	508,698
	380,000	Laredo Petroleum, Inc. 6.25%, 03/15/2023(9)	350,550
	450,000	Reynolds American, Inc. 5.85%, 08/15/2045	465,506
	135,000	SBA Tower Trust 3.45%, 03/15/2048(1)	135,814
		United States Steel Corp.
	230,000	6.25%, 03/15/2026	206,425
	30,000	6.88%, 08/15/2025	28,152

			3,558,547

		Total Corporate Bonds (cost $5,674,823)	$5,411,758

FOREIGN GOVERNMENT OBLIGATIONS - 13.6%
		Argentina - 0.6%
ARS	17,775,000	Argentina POM Politica Monetaria 70.35%, 06/21/2020(3)	$400,614
EUR	900,000	Argentine Republic Government International Bond 5.00%, 01/15/2027(8)	676,325
	200,000	Bonos De La Nacion Argentina En Moneda Dua 4.50%, 06/21/2019	202,081

			1,279,020

		Canada - 1.2%
CAD	3,200,000	Canadian Government Bond 0.50%, 03/01/2022	2,319,062

		Germany - 1.3%
EUR	2,104,471	Deutsche Bundesrepublik Inflation Linked Bond 0.10%, 04/15/2026(8)(10)	2,610,634

		Greece - 0.3%
	119,225,000	Hellenic Republic Government Bond 0.00%, 10/15/2042(3)	514,298

		Iceland - 0.8%
		Iceland Rikisbref
ISK	18,920,000	5.00%, 11/15/2028	164,145
	25,804,286	6.50%, 01/24/2031	255,677
	43,930,000	8.00%, 06/12/2025	433,286
	78,791,382	Iceland Spariskirten 3.80%, 04/14/2021(10)	680,690

			1,533,798

		Indonesia - 1.1%
		Indonesia Treasury Bond
IDR	17,268,000,000	8.38%, 09/15/2026	1,266,912
	11,951,000,000	8.38%, 03/15/2034	847,053

			2,113,965

		Israel - 0.2%
ILS	1,297,913	Israel Government Bond - CPI Linked 1.00%, 05/31/2045(10)	334,655

The accompanying notes are an integral part of these financial statements.

58

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 13.6% - (continued)
		Italy - 0.2%
EUR	421,546	Italy Buoni Poliennali Del Tesoro 1.25%, 09/15/2032(1)(8)(10)	$440,192

		Japan - 3.0%
JPY	83,450,000	Japan Government Thirty Year Bond 0.70%, 06/20/2048	780,487
		Japanese Government CPI Linked Bond
	150,166,500	0.10%, 09/10/2023(10)	1,374,981
	320,082,600	0.10%, 09/10/2024(10)	2,950,912
	85,981,365	0.10%, 03/10/2028(10)	801,963

			5,908,343

		Macedonia - 0.1%
EUR	190,000	Macedonia Government International Bond 2.75%, 01/18/2025(1)	221,684

		Mexico - 1.5%
MXN	35,147,000	Mexican Bonos 8.00%, 11/07/2047	1,752,145
	25,194,124	Mexican Udibonos 2.00%, 06/09/2022(10)	1,252,540

			3,004,685

		Norway - 0.9%
NOK	14,850,000	Norway Government Bond 1.75%, 02/17/2027(1)(8)	1,733,506

		Romania - 0.2%
EUR	450,000	Romanian Government International Bond 3.38%, 02/08/2038(8)	493,462

		Russia - 2.0%
		Russian Federal Bond - OFZ
RUB	106,460,000	6.90%, 05/23/2029	1,525,187
	95,800,000	8.15%, 02/03/2027	1,506,885
	67,204,906	Russian Federal Inflation Linked Bond - OFZ 2.50%, 02/02/2028(10)	968,603

			4,000,675

		Spain - 0.2%
EUR	310,000	Spain Government Bond 2.70%, 10/31/2048(1)(8)	388,000

		Total Foreign Government Obligations (cost $30,360,601)	$26,895,979

U.S. GOVERNMENT AGENCIES - 2.9%
		Mortgage-Backed Agencies - 2.8%
		FHLMC - 1.7%
	$4,336,079	0.20%, 10/25/2026(3)(4)	$29,184
	2,269,955	0.37%, 06/25/2025(3)(4)	31,072
	1,472,054	0.39%, 11/25/2023(3)(4)	15,971
	749,622	0.74%, 03/25/2027(3)(4)	30,926
	575,000	1.60%, 10/25/2043(3)(4)	47,360
	100,000	1.70%, 04/25/2044(3)(4)	9,645
	525,000	1.71%, 07/25/2041(3)(4)	32,347
	114,249	2.04%, 11/25/2044(3)(4)	10,948
	210,000	2.06%, 10/25/2044(3)(4)	29,155
	435,000	2.28%, 01/25/2042(3)(4)	39,303
	140,000	2.34%, 08/25/2045(3)(4)	23,516
	350,176	2.50%, 03/15/2028(4)	23,537
	37,121	2.50%, 05/15/2028(4)	2,747
	34,788	3.00%, 05/15/2032(4)	2,222
	45,637	3.00%, 03/15/2033(4)	5,241
	37,912	3.50%, 06/15/2026(4)	2,013
	379,918	3.50%, 03/15/2041(4)	43,169
	1,250,000	3.50%, 05/01/2049(11)	1,262,329
	20,839	4.00%, 07/15/2027(4)	1,898
	41,568	4.00%, 03/15/2028(4)	3,489
	45,214	4.00%, 07/15/2030	4,656
	1,040,000	4.00%, 05/01/2049(11)	1,068,029

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 2.9% - (continued)
	Mortgage-Backed Agencies - 2.8% - (continued)
	FHLMC - 1.7% - (continued)
$275,000	4.50%, 05/01/2049(11)	$286,578
30,000	4.53%, 04/25/2049	30,000
125,000	1 mo. USD LIBOR + 2.300%, 4.78%, 09/25/2030(2)	126,105
65,000	1 mo. USD LIBOR + 2.300%, 4.78%, 10/25/2048(1)(2)	65,290
60,000	1 mo. USD LIBOR + 2.350%, 4.83%, 02/25/2049(1)(2)	61,017
65,000	1 mo. USD LIBOR + 2.450%, 4.93%, 03/25/2049(1)(2)	66,018
79,770	5.50%, 04/15/2036(4)	17,073
125,000	1 mo. USD LIBOR + 4.350%, 6.83%, 09/25/2030(2)	131,060

		3,501,898

	FNMA - 0.7%
188,933	1.58%, 05/25/2046(3)(4)	9,212
67,755	1.69%, 04/25/2055(3)(4)	3,559
275,150	1.72%, 08/25/2044(3)(4)	14,504
126,853	1.74%, 06/25/2055(3)(4)	6,814
63,723	3.00%, 02/25/2027(4)	4,093
42,787	3.00%, 09/25/2027	3,275
130,000	3.00%, 05/01/2049(11)	128,469
74,912	3.48%, 03/01/2029	77,441
255,493	3.50%, 04/25/2027(4)	21,717
28,777	3.50%, 05/25/2027(4)	2,584
76,721	3.50%, 10/25/2027	7,071
42,567	3.50%, 02/25/2031(4)	3,421
56,037	3.50%, 09/25/2035(4)	8,153
175,000	3.50%, 05/01/2049(11)	176,583
9,954	3.86%, 12/01/2025	10,579
18,295	3.87%, 10/01/2025	19,412
28,429	3.89%, 05/01/2030	30,132
9,279	3.96%, 05/01/2034	9,932
316,667	4.00%, 05/01/2049(11)	324,967
13,160	4.06%, 10/01/2028	14,063
100,000	4.50%, 12/25/2041(4)	41,400
218,327	4.50%, 02/25/2043(4)	38,035
120,000	1 mo. USD LIBOR + 2.400%, 4.88%, 04/25/2031(1)(2)	122,498
258,367	5.14%, 10/01/2024	284,709
17,098	5.47%, 05/25/2042(3)(4)	1,702
75,883	6.00%, 01/25/2042(4)	13,193

		1,377,518

	GNMA - 0.4%
154,128	2.50%, 05/16/2028(4)	9,370
206,087	3.00%, 08/20/2027(4)	16,982
220,918	3.00%, 07/20/2028(4)	16,156
110,695	3.00%, 02/16/2043(4)	17,042
10,000	3.00%, 05/01/2049(11)	9,976
31,872	3.50%, 03/20/2027(4)	2,925
164,623	3.50%, 07/20/2029(4)	17,078
51,368	3.50%, 02/16/2030(4)	5,057
33,098	3.50%, 07/20/2040(4)	3,267
62,923	3.50%, 02/20/2041	6,681
74,681	3.50%, 04/20/2042	7,976
76,440	3.50%, 05/16/2042	13,638
115,137	3.50%, 10/20/2042(4)	20,288
118,863	3.50%, 05/20/2043(4)	19,069
160,000	3.50%, 05/01/2049(11)	162,637
188,269	4.00%, 04/16/2026	16,962
85,510	4.00%, 03/20/2047(4)	14,522
107,976	4.00%, 07/20/2047(4)	18,458
88,748	5.00%, 02/16/2040(4)	20,457

The accompanying notes are an integral part of these financial statements.

59

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 2.9% - (continued)
	Mortgage-Backed Agencies - 2.8% - (continued)
	GNMA - 0.4% - (continued)
$45,726	5.00%, 07/16/2044(4)	$9,383
67,609	5.50%, 02/16/2047(4)	14,973
52,597	6.00%, 02/20/2046(4)	11,834
375,000	6.00%, 05/01/2049(11)	404,575

		839,306

		5,718,722

	Other Direct Federal Obligations - 0.1%
	SLM Student Loan Trust - 0.1%
99,964	3 mo. USD LIBOR + 1.700%, 4.28%, 07/25/2023(2)	101,342

	Total U.S. Government Agencies (cost $5,847,034)	$5,820,064

U.S. GOVERNMENT SECURITIES - 4.3%
	U.S. Treasury Bonds - 1.6%
1,177,886	0.88%, 02/15/2047(10)(12)(13)	$1,155,435
1,523,562	3.38%, 04/15/2032(10)	2,046,126

		3,201,561

	U.S. Treasury Notes - 2.7%
71,724	0.50%, 01/15/2028(10)	71,472
2,553,950	0.63%, 04/15/2023(10)	2,574,155
2,446,441	0.63%, 01/15/2026(10)(13)(14)	2,468,936
121,831	0.75%, 07/15/2028(10)	124,383

		5,238,946

	Total U.S. Government Securities (cost $8,250,792)	$8,440,507

COMMON STOCKS - 48.4%
	Argentina - 0.0%
78	MercadoLibre, Inc.*	$37,763
2,517	YPF S.A. ADR	34,055

		71,818

	Australia - 0.8%
416	Caltex Australia Ltd.	7,977
6,525	Charter Hall Education Trust	17,157
122,448	Dacian Gold Ltd.*	170,161
2,600	Dexus REIT	22,955
4,109	Goodman Group REIT	38,237
1,354	Karoon Gas Australia Ltd.*	912
5,575	Nufarm Ltd.	19,919
144,675	OceanaGold Corp.	406,045
8,791	Orora Ltd.	18,785
698,055	Perseus Mining Ltd.*	222,139
357,219	Ramelius Resources Ltd.*	189,162
465,286	Resolute Mining Ltd.	372,161
143,410	Silver Lake Resources Ltd.*	79,807

		1,565,417

	Austria - 0.1%
2,062	BAWAG Group AG(1)	100,295

	Belgium - 0.2%
4,593	Ageas	242,719
11,103	Euronav N.V.	105,180
497	Telenet Group Holding N.V.	26,397
699	UCB S.A.	55,556
299	Umicore S.A.	11,604
124	Warehouses De Pauw CVA REIT	18,609

		460,065

Shares or Principal Amount		Market Value†
COMMON STOCKS - 48.4% - (continued)
	Bermuda - 0.5%
$13,649	Bank of NT Butterfield & Son Ltd.	$546,233
12,131	Marvell Technology Group Ltd.	303,517
6,625	Triton International Ltd.	218,294

		1,068,044

	Brazil - 0.0%
1,411	Cia de Saneamento do Parana	28,212
4,090	Petrobras Distribuidora S.A.	24,721
147	Petroleo Brasileiro S.A.	1,123

		54,056

	British Virgin Islands - 0.0%
589	Atlas Mara Ltd.*	928

	Canada - 1.9%
4,672	AltaGas Canada, Inc.	67,271
91,491	Atlantic Gold Corp.*	150,926
569	BCE, Inc.	25,458
979	Cameco Corp.	10,801
1,209	Canacol Energy Ltd.*	3,610
4,916	Canadian Imperial Bank of Commerce	413,954
1,027	Canadian Natural Resources Ltd.	30,832
984	Cenovus Energy, Inc.(9)	9,751
85,586	Centerra Gold, Inc.*	435,692
2,732	Dollarama, Inc.	82,060
3,906	EcoSynthetix, Inc.*	6,531
2,308	Enbridge, Inc.	85,260
3,721	Encana Corp.	25,775
6,390	Equitable Group, Inc.	348,333
29,959	Fairfax India Holdings Corp.*(1)	401,451
2,807	First Quantum Minerals Ltd.	29,648
16,701	Gluskin Sheff + Associates, Inc.	179,638
20,371	Golden Star Resources Ltd.*(9)	82,095
103,839	Guyana Goldfields, Inc.*	72,083
55,321	IAMGOLD Corp.*	166,413
1,307	Killam Apartment Real Estate Investment Trust REIT	18,468
1,637	Magna International, Inc.	91,118
379	Methanex Corp.	20,815
19,532	Parex Resources, Inc.*	332,701
86,338	Premier Gold Mines Ltd.*	108,269
56,800	SEMAFO, Inc.*	150,935
1,355	Suncor Energy, Inc.	44,685
56,073	Teranga Gold Corp.*	136,028
3,508	TransCanada Corp.	167,427

		3,698,028

	Cayman Islands - 0.0%
7,800	Fosun Tourism Group	15,511

	China - 2.1%
3,879	Alibaba Group Holding Ltd. ADR*	719,826
65	BeiGene Ltd. ADR*	8,075
62,156	China Longyuan Power Group Corp. Ltd. Class H	42,863
43,504	China Merchants Bank Co., Ltd. Class H	215,301
25,597	China Oilfield Services Ltd. Class H	27,412
3	China Petroleum & Chemical Corp. ADR	230
2,988	China Petroleum & Chemical Corp. Class H	2,297
5,123	China Shenhua Energy Co., Ltd. Class H	11,340
52,710	China Telecom Corp. Ltd. Class H	27,319
1,149,292	China Tower Corp. Ltd. Class H(1)	311,156
23,465	CNOOC Ltd.	42,620
48	CNOOC Ltd. ADR	8,721
2,381	Ctrip.com International Ltd. ADR*	104,883
1,850	ENN Energy Holdings Ltd.	17,484
40,676	Gree Electric Appliances, Inc. of Zhuhai Class A	335,570

The accompanying notes are an integral part of these financial statements.

60

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 48.4% - (continued)
	China - 2.1% - (continued)
$43,944	Hangzhou Hikvision Digital Technology Co., Ltd. Class A	$213,713
53,635	Hytera Communications Corp. Ltd. Class A	81,647
15,399	Meituan Dianping Class B*(9)	112,152
3,016	NIO, Inc. ADR*(9)	14,628
29,080	Ping An Insurance Group Co., of China Ltd. Class H	352,003
10,435	Precision Tsugami China Corp. Ltd.	11,146
18,000	Sinotrans Ltd. Class H	7,396
55,260	Sunny Optical Technology Group Co., Ltd.	676,001
12,975	Tencent Holdings Ltd.	639,507
5,300	WuXi AppTec Co., Ltd. Class H*(1)	65,196
17,889	Zhongsheng Group Holdings Ltd.	47,061

		4,095,547

	Croatia - 0.1%
19,451	Valamar Riviera DD	110,948

	Czech Republic - 0.0%
13,582	Moneta Money Bank AS(1)	43,535

	Denmark - 0.0%
19	AP Moller - Maersk A/S Class B	24,492
229	Genmab A/S*	38,016
512	Zealand Pharma A/S ADR*	10,660

		73,168

	Egypt - 0.1%
128,885	Centamin plc	149,238

	Estonia - 0.1%
64,203	Tallinna Sadam AS*(1)	153,382

	Finland - 0.1%
975	DNA Oyj	23,229
241	Elisa Oyj	10,226
538	Kemira Oyj	7,625
1,660	Kojamo Oyj	19,699
771	Kone Oyj Class B	42,365
840	Neste Oyj	27,764
367	Tikkurila Oyj	6,154

		137,062

	France - 0.9%
1,178	Airbus SE	161,303
1,129	Amundi S.A.(1)	81,228
293	Arkema S.A.	30,084
4,137	BNP Paribas S.A.	220,225
1,847	Cie Generale des Etablissements Michelin SCA	238,837
1,801	Engie S.A.	26,731
167	EssilorLuxottica S.A.	20,347
1,082	JCDecaux S.A.	35,436
200	Kaufman & Broad S.A.	7,980
595	Legrand S.A.	43,764
409	LVMH Moet Hennessy Louis Vuitton SE	160,580
1,008	Pernod Ricard S.A.	175,762
441	Safran S.A.	64,281
1,974	Schneider Electric SE	167,072
970	SOITEC*	98,246
5,151	Total S.A.(9)	286,348
1,214	Vivendi S.A.(9)	35,237

		1,853,461

	Germany - 0.5%
673	Bertrandt AG	52,461
789	Brenntag AG	42,530
4,942	E.ON SE	53,135
471	Fresenius SE & Co. KGaA	26,783

Shares or Principal Amount		Market Value†
COMMON STOCKS - 48.4% - (continued)
	Germany - 0.5% - (continued)
$6,563	Hapag-Lloyd AG(1)	$202,061
19,051	Infineon Technologies AG	451,615
156	LEG Immobilien AG	18,202
92	Siltronic AG	9,015
818	Volkswagen AG	145,360
745	Vonovia SE	37,233

		1,038,395

	Greece - 0.4%
11,130	Aegean Airlines S.A.	105,235
10,534	Autohellas S.A.	295,606
43,932	GEK Terna Holding Real Estate Construction S.A.*	253,269
3,065	Hellenic Telecommunications Organization S.A.	42,569

		696,679

	Hong Kong - 0.5%
60,500	AIA Group Ltd.	619,486
6,341	ASM Pacific Technology Ltd.	73,549
4,675	China Overseas Land & Investment Ltd.	17,515
3,745	CK Asset Holdings Ltd.	30,112
4,690	CK Infrastructure Holdings Ltd.	38,034
18,773	Guangdong Investment Ltd.	35,118
2,395	Henderson Land Development Co., Ltd.	14,761
4,426	Link REIT	51,713
7,944	Nine Dragons Paper Holdings Ltd.	7,352
58,233	Pacific Basin Shipping Ltd.	11,965
16,075	Sino Biopharmaceutical Ltd.	15,477

		915,082

	Iceland - 0.6%
180,328	Eimskipafelag Islands HF	281,728
280,691	N1 HF	279,271
1,523,009	Origo HF*	259,856
10,402,629	Siminn HF	344,716

		1,165,571

	India - 2.5%
297,608	Bharat Electronics Ltd.	373,098
3,207	Bharat Petroleum Corp. Ltd.	17,563
95,007	Bharti Infratel Ltd.	358,721
54,772	Container Corp. Of India Ltd.	388,240
44,380	Dilip Buildcon Ltd.(1)	343,980
79,275	DLF Ltd.	197,148
137,075	Gateway Distriparks Ltd.	263,197
28,918	Godrej Properties Ltd.*	345,180
129,327	Gujarat Pipavav Port Ltd.	163,789
39,288	Hindustan Aeronautics Ltd.	377,240
7,556	Hindustan Petroleum Corp. Ltd.	31,768
13,022	ICICI Bank Ltd. ADR	149,102
187,687	IRB Infrastructure Developers Ltd.	329,269
55,889	J Kumar Infraprojects Ltd.	96,852
20,489	Larsen & Toubro Ltd.	397,374
51,080	LIC Housing Finance Ltd.	364,984
45,103	Oberoi Realty Ltd.	329,071
144,295	Power Grid Corp. of India Ltd.	386,983
18,662	Tata Motors Ltd.*	57,537

		4,971,096

	Indonesia - 0.1%
41,500	Astra International Tbk PT	22,216
261,960	Bank Mandiri Persero Tbk PT	142,717
74,477	Link Net Tbk PT	22,735

		187,668

The accompanying notes are an integral part of these financial statements.

61

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 48.4% - (continued)
	Ireland - 0.2%
$5,985	Cairn Homes plc*	$8,606
1,605	CRH plc	53,993
145,958	Hibernia plc REIT	234,100
6,361	Irish Residential Properties plc REIT	11,273
834	Smurfit Kappa Group plc	24,457
6,322	Tarsus Group plc	25,968

		358,397

	Israel - 0.0%
2,699	Teva Pharmaceutical Industries Ltd. ADR*	41,079

	Italy - 0.3%
24,204	Banca Farmafactoring S.p.A.(1)	142,939
2,630	Buzzi Unicem S.p.A.	58,638
10,022	Enel S.p.A.	63,461
4,066	Eni S.p.A.	69,289
5,259	Italgas S.p.A.	32,850
1,469	Moncler S.p.A.	60,397
21,979	Piaggio & C S.p.A.	60,729
3,930	Snam S.p.A.	20,007

		508,310

	Japan - 7.4%
7,300	Acom Co., Ltd.	25,653
8,956	ADEKA Corp.	134,550
3,381	Aeon Delight Co., Ltd.	113,835
7,407	Amada Holdings Co., Ltd.	83,033
5,600	Arcland Sakamoto Co., Ltd.	72,790
2,400	Argo Graphics, Inc.	49,367
3,444	Asahi Intecc Co., Ltd.	174,469
5,273	Bank of Kyoto Ltd.	228,503
2,534	BayCurrent Consulting, Inc.	91,825
2,192	Bridgestone Corp.	86,957
7,069	Canon Marketing Japan, Inc.	153,383
560	Chugai Pharmaceutical Co., Ltd.	35,513
9	Comforia Residential REIT, Inc. REIT	23,787
3,285	Computer Engineering & Consulting Ltd.	65,049
2,697	Daifuku Co., Ltd.	165,921
900	Daiichi Sankyo Co., Ltd.	44,500
2,366	Daikin Industries Ltd.	301,238
847	Daito Trust Construction Co., Ltd.	113,416
11,167	DeNA Co., Ltd.	174,393
2,290	DTS Corp.	81,106
401	East Japan Railway Co.	37,791
1,779	Eisai Co., Ltd.	103,592
3,073	Enplas Corp.	87,084
205	FANUC Corp.	38,514
4,362	FUJIFILM Holdings Corp.	203,776
1,614	Fujimi, Inc.	37,577
3,252	Fukushima Industries Corp.	112,755
1,567	GMO Payment Gateway, Inc.	124,955
950	Hakuhodo DY Holdings, Inc.	16,063
11,268	Happinet Corp.	133,973
19,232	Hazama Ando Corp.	129,326
1,287	Hitachi High-Technologies Corp.	57,364
1,496	Hoya Corp.	105,659
30	Ichigo Office REIT Investment REIT	27,631
670	Idemitsu Kosan Co., Ltd.	21,770
5,086	Inaba Denki Sangyo Co., Ltd.	207,195
5,453	Infomart Corp.	79,337
3,985	Iriso Electronics Co., Ltd.	207,396
2,719	ITOCHU Corp.	49,060
2,643	Itochu Techno-Solutions Corp.	64,952
2,425	Jafco Co., Ltd.	91,800
3,900	Japan Steel Works Ltd.	75,376
8,864	JGC Corp.	127,717
8,677	JSR Corp.	132,398

Shares or Principal Amount		Market Value†
COMMON STOCKS - 48.4% - (continued)
	Japan - 7.4% - (continued)
$8,853	JXTG Holdings, Inc.	$43,072
3,297	KDDI Corp.	75,988
1,091	Keyence Corp.	681,650
3,812	Kinden Corp.	61,248
7,581	Kumagai Gumi Co., Ltd.	222,439
1,845	Kyocera Corp.	119,896
446	Kyoritsu Maintenance Co., Ltd.	22,918
7,386	Kyowa Hakko Kirin Co., Ltd.	143,682
3,212	Kyushu Electric Power Co., Inc.	31,106
2,047	Lasertec Corp.	93,014
3,465	Makino Milling Machine Co., Ltd.	147,014
8,867	Marui Group Co., Ltd.	180,364
4,538	Melco Holdings, Inc.	144,182
7,065	Mimasu Semiconductor Industry Co., Ltd.	105,368
1,134	Minebea Mitsumi, Inc.	20,224
1,851	Mitsubishi Chemical Holdings Corp.	13,197
2,097	Mitsubishi Corp.	57,767
2,046	Mitsubishi Electric Corp.	29,278
58,874	Mitsubishi UFJ Financial Group, Inc.	292,105
1,523	Mitsui Fudosan Co., Ltd. REIT	35,276
1,641	Money Forward, Inc.*	67,569
6,967	MS&AD Insurance Group Holdings, Inc.	216,560
8,370	Nabtesco Corp.	256,657
3,663	NET One Systems Co., Ltd.	95,106
24,808	Nexon Co., Ltd.*	353,147
1,675	Nidec Corp.	239,255
1,775	Nihon Unisys Ltd.	45,504
68	Nintendo Co., Ltd.	23,420
5	Nippon Accommodations Fund, Inc. REIT	25,549
2,083	Nippon Seiki Co., Ltd.	34,608
152	Nippon Shokubai Co., Ltd.	10,574
15,822	Nippon Television Holdings, Inc.	231,591
1,266	Nippon Yusen KK	21,633
10,479	Nishimatsuya Chain Co., Ltd.	83,537
6,247	Nissin Electric Co., Ltd.	59,226
36,400	Nomura Holdings, Inc.	137,818
1,864	Noritz Corp.	28,913
6,800	NTT DOCOMO, Inc.	147,666
11,923	Ono Pharmaceutical Co., Ltd.	223,976
125	Oriental Land Co., Ltd.	13,826
2,366	PAL GROUP Holdings Co., Ltd.	72,562
1,044	PKSHA Technology, Inc.*	59,059
1,919	Raksul, Inc.*	76,980
2,235	Recruit Holdings Co., Ltd.	67,305
876	Rohm Co., Ltd.	64,597
11,513	San-In Godo Bank Ltd.	76,295
2,272	Sanyo Chemical Industries Ltd.	114,994
2,182	SCREEN Holdings Co., Ltd.	104,817
1,097	SCSK Corp.	52,130
1,316	Shimamura Co., Ltd.	98,126
1,965	Shin-Etsu Chemical Co., Ltd.	186,134
14,766	Siix Corp.	236,726
65	SMC Corp.	27,148
522	SoftBank Group Corp.	55,348
9,451	Sony Financial Holdings, Inc.	194,322
3,817	Subaru Corp.	93,535
1,542	Sumco Corp.	20,342
12,404	Sumitomo Electric Industries Ltd.	165,044
3,598	Sumitomo Mitsui Trust Holdings, Inc.	125,538
918	Sumitomo Realty & Development Co., Ltd.	33,939
4,616	Suzuki Motor Corp.	210,645
4,480	Systena Corp.	53,933
7,569	T&D Holdings, Inc.	81,981
5,305	Tachi-S Co., Ltd.	81,831
5,311	Tadano Ltd.	56,192

The accompanying notes are an integral part of these financial statements.

62

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 48.4% - (continued)
	Japan - 7.4% - (continued)
$3,622	Taisei Corp.	$159,368
1,003	Takeda Pharmaceutical Co., Ltd.	37,012
13,028	Takuma Co., Ltd.	157,086
1,446	TDK Corp.	126,690
3,456	TechMatrix Corp.	61,582
222	Toei Co., Ltd.	28,829
7,623	Tokai Rika Co., Ltd.	132,368
2,089	Token Corp.	127,535
7,945	Tokio Marine Holdings, Inc.	402,536
2,860	Tokyo Electron Ltd.	453,978
761	Tokyo Gas Co., Ltd.	19,361
5,769	Toshiba Plant Systems & Services Corp.	103,594
2,514	Toyota Industries Corp.	142,503
2,059	Toyota Motor Corp.	127,474
988	Tri Chemical Laboratories, Inc.	52,088
3,028	TS Tech Co., Ltd.	90,939
1,906	Ulvac, Inc.	64,206
58,884	Yahoo Japan Corp.	157,189
5,518	Yamaha Motor Co., Ltd.	113,792
3,718	Yamato Kogyo Co., Ltd.	103,230
3,506	Yamazen Corp.	36,889
3,417	Yodogawa Steel Works Ltd.	65,196
2,724	Yume No Machi Souzou Iinkai Co., Ltd.	40,868
825	Zeon Corp.	8,104
2,886	ZOZO, Inc.	51,265

		14,601,477

	Luxembourg - 0.0%
749	Millicom International Cellular S.A.	43,811
1,102	Tenaris S.A. ADR	30,569

		74,380

	Malaysia - 0.1%
218,678	Inari Amertron Bhd	91,616

	Mauritius - 0.1%
24,172	MCB Group Ltd.	188,384

	Mexico - 0.0%
10,462	Alpek S.A.B. de C.V.	12,831
64,900	America Movil S.A.B. de C.V. Class L	48,167
2,100	Grupo Cementos de Chihuahua S.A.B. de C.V.	12,028
6,555	Mexichem S.A.B. de C.V.	15,224

		88,250

	Netherlands - 1.3%
5,093	AerCap Holdings N.V.*	252,816
1,527	ASML Holding N.V.	318,854
28	Core Laboratories N.V.	1,775
2,379	Heineken N.V.	257,187
401	IMCD N.V.	32,423
16,189	ING Groep N.V.	206,572
227	InterXion Holding N.V.*	15,706
306	Koninklijke DSM N.V.	34,998
34,427	Koninklijke KPN N.V.	105,806
1,002	Koninklijke Philips N.V.	43,030
3,425	NXP Semiconductors N.V.	361,748
2,092	Royal Dutch Shell plc Class A	66,654
32,162	Van Lanschot Kempen N.V.	837,494
540	Wolters Kluwer N.V.	37,691

		2,572,754

	New Zealand - 0.2%
31,656	Millennium & Copthorne Hotels New Zealand Ltd.	59,623
14,621	New Zealand Refining Co., Ltd.	20,324
54,296	Tourism Holdings Ltd.	146,567

Shares or Principal Amount		Market Value†
COMMON STOCKS - 48.4% - (continued)
	New Zealand - 0.2% - (continued)
$2,346	Xero Ltd.*	$90,233

		316,747

	Norway - 0.1%
563	Equinor ASA	12,550
10,374	Kongsberg Gruppen ASA	150,389
4,333	Norsk Hydro ASA	18,663

		181,602

	Peru - 0.1%
78,559	Hochschild Mining plc	191,073

	Philippines - 0.0%
12,000	Ayala Land, Inc.	11,290

	Portugal - 0.0%
1,032	Galp Energia SGPS S.A.	17,303
5,450	NOS SGPS S.A.	36,628

		53,931

	Russia - 0.1%
451	Gazprom Neft PJSC ADR	12,547
556	LUKOIL PJSC ADR	47,208
4,614	Yandex N.V. Class A*	172,702

232,457

	Singapore - 0.1%
2,247	Kulicke & Soffa Industries, Inc.	52,288
2,272	Sea Ltd. ADR*	56,550
8,469	Venture Corp. Ltd.	106,211

215,049

	South Africa - 0.2%
37,434	FirstRand Ltd.	178,150
6,460	MTN Group Ltd.	46,803
23,813	Nampak Ltd.*	17,479
66,121	Old Mutual Ltd.(9)	106,355
46,758	PPC Ltd.*	16,311
1,555	Vodacom Group Ltd.	12,549

377,647

	South Korea - 0.7%
1,955	Douzone Bizon Co., Ltd.	95,780
2,477	Koh Young Technology, Inc.	205,058
2,590	KT Corp. ADR	31,158
7,288	S&T Motiv Co., Ltd.	237,889
8,187	Samsung Electronics Co., Ltd.	321,890
6,774	SK Hynix, Inc.	458,402

1,350,177

	Spain - 0.4%
33,796	CaixaBank S.A.	107,725
15,888	Cellnex Telecom S.A.(1)	489,415
11,506	Iberdrola S.A.	104,559
7,255	Neinor Homes S.A.*(1)	82,705

784,404

	Sweden - 0.1%
2,294	Assa Abloy AB Class B	49,040
924	BillerudKorsnas AB	12,561
721	Catena AB	18,557
781	Fastighets AB Balder Class B*	24,705
340	Lundin Petroleum AB	11,073
4,167	Sandvik AB(9)	77,166
551	Spotify Technology S.A.*	74,809

267,911

	Switzerland - 1.1%
3,249	ABB Ltd. ADR	67,124
533	Alcon, Inc.*	30,695

The accompanying notes are an integral part of these financial statements.

63

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 48.4% - (continued)
	Switzerland - 1.1% - (continued)
$9,396	Nestle S.A.	$904,624
2,668	Novartis AG	218,616
184	PSP Swiss Property AG	18,775
103	Roche Holding AG	27,178
18,101	STMicroelectronics N.V.	332,420
4,978	TE Connectivity Ltd.	476,146
106	Tecan Group AG	23,930
11,987	UBS Group AG*	160,739

2,260,247

	Taiwan - 1.7%
5,919	Advantech Co., Ltd.	47,958
7,217	Airtac International Group	96,683
2,540	ASPEED Technology, Inc.	52,894
105,295	Chroma ATE, Inc.	504,428
25,007	Delta Electronics, Inc.	131,989
43,524	E Ink Holdings, Inc.	52,260
20,254	Globalwafers Co., Ltd.	222,019
59,500	King Yuan Electronics Co., Ltd.	55,184
59,718	Kingpak Technology, Inc.	338,111
13,930	Land Mark Optoelectronics Corp.	124,908
2,060	Largan Precision Co., Ltd.	309,252
33,806	MediaTek, Inc.	324,015
21,641	Novatek Microelectronics Corp.	141,568
14,258	Realtek Semiconductor Corp.	96,674
3,176	Silergy Corp.	52,092
42,513	Sino-American Silicon Products, Inc.*	92,173
48,785	Taiwan Semiconductor Manufacturing Co., Ltd.	409,600
46,106	Vanguard International Semiconductor Corp.	102,449
2,651	Voltronic Power Technology Corp.	52,332
18,044	Walsin Technology Corp.	111,571

		3,318,160

	Thailand - 0.0%
89,641	Precious Shipping PCL*	23,305

	United Kingdom - 1.2%
3,621	Anglo American plc	93,964
5,373	Assured Guaranty Ltd.	256,292
4,658	AstraZeneca plc ADR	175,420
2,344	BHP Group plc	55,329
18,255	BP plc	132,745
25,097	BT Group plc	74,890
380	Croda International plc	25,723
376	Derwent London plc REIT	15,562
7,580	Diageo plc	319,556
438	Hikma Pharmaceuticals plc	10,107
6,936	KAZ Minerals plc	58,813
612	Linde plc	110,319
1,383	National Grid plc	15,152
1,168	NMC Health plc	43,132
16,277	Prudential plc	369,836
1,521	Rio Tinto plc	88,734
25,462	Sabre Insurance Group plc(1)	88,318
2,559	Safestore Holdings plc REIT	21,490
1,427	Severn Trent plc	37,985
4,582	Smith & Nephew plc	88,581
32,202	Standard Chartered plc	294,428
878	Tullow Oil plc	2,574
1,573	UNITE Group plc	19,334

		2,398,284

	United States - 21.5%
627	3M Co.	118,823
3,126	Abbott Laboratories	248,705
12,582	Acadia Healthcare Co., Inc.*	402,876

Shares or Principal Amount		Market Value†
COMMON STOCKS - 48.4% - (continued)
	United States - 21.5% - (continued)
$204	Accenture plc Class A	$37,265
541	Adobe, Inc.*	156,484
807	Advanced Disposal Services, Inc.*	26,098
17,114	Advanced Micro Devices, Inc.*	472,860
742	Aerojet Rocketdyne Holdings, Inc.*	25,124
2,940	AES Corp.	50,333
517	AGCO Corp.	36,593
267	Agree Realty Corp. REIT	17,481
481	Alcoa Corp.*	12,833
18,272	Alexander & Baldwin, Inc.	431,585
295	Alexandria Real Estate Equities, Inc. REIT	42,005
2,488	Alkermes plc*	75,436
1,061	Allergan plc	155,967
1,018	Alliant Energy Corp.	48,080
49,967	Allscripts Healthcare Solutions, Inc.*	493,174
524	Alnylam Pharmaceuticals, Inc.*	46,814
246	Alphabet, Inc. Class A*	294,944
677	Alphabet, Inc. Class C*	804,601
601	Amazon.com, Inc.*	1,157,839
404	American Assets Trust, Inc. REIT	18,661
7,270	American Axle & Manufacturing Holdings, Inc.*	107,233
5,390	American International Group, Inc.	256,402
4,691	American Tower Corp. REIT	916,152
490	American Vanguard Corp.	7,713
503	Americold Realty Trust REIT	16,101
1,045	AMETEK, Inc.	92,138
2,312	Amneal Pharmaceuticals, Inc.*	29,755
283	Anadarko Petroleum Corp.	20,617
3,704	Anthem, Inc.	974,263
46	Apache Corp.	1,514
8,504	Aptiv plc	728,793
1,110	Arena Pharmaceuticals, Inc.*	50,783
243,685	Argonaut Gold, Inc.*	314,679
1,066	AT&T, Inc.	33,003
1,012	Avangrid, Inc.	51,825
1,707	Baker Hughes a GE Co.	41,002
929	Ball Corp.	55,684
18,393	Bank of America Corp.	562,458
1,081	Baxter International, Inc.	82,480
227	Biogen, Inc.*	52,037
34,649	Bizlink Holding, Inc.	224,740
505	Bluebird Bio, Inc.*	71,624
651	Boeing Co.	245,876
228	Boston Properties, Inc. REIT	31,377
4,239	Boston Scientific Corp.*	157,352
4,176	Bristol-Myers Squibb Co.	193,892
667	Cabot Corp.	30,268
1,034	Cabot Oil & Gas Corp.	26,770
214	Callon Petroleum Co.*	1,607
296	Camden Property Trust REIT	29,792
2,823	Capital One Financial Corp.	262,059
470	Caterpillar, Inc.	65,527
467	Celanese Corp.	50,385
6,970	Centene Corp.*	359,373
8,490	Cerner Corp.*	564,161
449	Charter Communications, Inc. Class A*	166,664
1,188	Chevron Corp.	142,631
3,567	Cigna Corp.*	566,582
37	Cimarex Energy Co.	2,540
502	Cinemark Holdings, Inc.	21,109
5,766	Citigroup, Inc.	407,656
11,309	Coca-Cola Co.	554,820
462	Coherent, Inc.*	68,381
8,725	Comcast Corp. Class A	379,799

The accompanying notes are an integral part of these financial statements.

64

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 48.4% - (continued)
	United States - 21.5% - (continued)
$335	Concho Resources, Inc.	$38,652
1,050	ConocoPhillips	66,276
27	Continental Resources, Inc.*	1,242
152	Crown Castle International Corp. REIT	19,119
582	Crown Holdings, Inc.*	33,832
263	Curtiss-Wright Corp.	29,966
380	Cyclerion Therapeutics, Inc.*	5,787
776	Danaher Corp.	102,773
651	Deere & Co.	107,825
556	Devon Energy Corp.	17,870
316	Diamondback Energy, Inc.	33,619
618	Douglas Emmett, Inc. REIT	25,455
428	Dow, Inc.*	24,280
1,286	DowDuPont, Inc.	49,447
938	Duke Energy Corp.	85,471
3,670	Dycom Industries, Inc.*	181,995
950	Edison International	60,582
467	Edwards Lifesciences Corp.*	82,225
1,031	Elanco Animal Health, Inc.*	32,477
862	Electronic Arts, Inc.*	81,588
1,806	Eli Lilly & Co.	211,374
429	EOG Resources, Inc.	41,205
676	Equifax, Inc.	85,142
107	Equinix, Inc. REIT	48,653
209	Equity LifeStyle Properties, Inc. REIT	24,390
122	Essex Property Trust, Inc. REIT	34,465
881	Eversource Energy	63,132
279	Exelon Corp.	14,215
7,790	ExlService Holdings, Inc.*	462,726
657	Expedia Group, Inc.	85,305
227	Extra Space Storage, Inc. REIT	23,538
4,250	Exxon Mobil Corp.	341,190
1,749	Facebook, Inc. Class A*	338,257
6,756	Fidelity National Financial, Inc.	269,902
872	FleetCor Technologies, Inc.*	227,548
15,363	Flex Ltd.*	169,608
557	FMC Corp.	44,036
400	Fortive Corp.	34,536
4,679	General Dynamics Corp.	836,231
9,088	General Electric Co.	92,425
6,017	General Motors Co.	234,362
4,158	Genpact Ltd.	150,935
785	Global Blood Therapeutics, Inc.*	43,489
2,220	Global Payments, Inc.	324,275
999	GoDaddy, Inc. Class A*	81,419
4,148	Granite Construction, Inc.	186,204
3,380	Graphic Packaging Holding Co.	46,914
2,551	Greenbrier Cos., Inc.	90,637
1,270	Guidewire Software, Inc.*	135,255
1,360	Halliburton Co.	38,529
2,564	Harris Corp.	432,034
540	HCA Healthcare, Inc.	68,704
1,677	HCP, Inc. REIT	49,941
447	Heron Therapeutics, Inc.*	9,691
268	Hess Corp.	17,184
8,161	Hilltop Holdings, Inc.	171,626
939	Hilton Worldwide Holdings, Inc.	81,684
12,062	HMS Holdings Corp.*	367,047
1,738	Home Depot, Inc.	354,031
3,673	Houghton Mifflin Harcourt Co.*	26,189
659	Hudson Pacific Properties, Inc. REIT	22,973
2,634	Humana, Inc.	672,750
1,748	Huntington Ingalls Industries, Inc.	389,070
272	Hyatt Hotels Corp. Class A	20,871
1,044	Illinois Tool Works, Inc.	162,478

Shares or Principal Amount		Market Value†
COMMON STOCKS - 48.4% - (continued)
	United States - 21.5% - (continued)
$796	Incyte Corp.*	$61,133
687	Ingersoll-Rand plc	84,233
27	Ingevity Corp.*	3,105
622	International Paper Co.	29,116
3,804	Ironwood Pharmaceuticals, Inc.*	45,230
753	Itron, Inc.*	40,406
157	Jagged Peak Energy, Inc.*	1,660
185	JBG SMITH Properties REIT	7,872
6,013	JetBlue Airways Corp.*	111,541
9,262	Johnson Controls International plc	347,325
348	Kennedy-Wilson Holdings, Inc.	7,496
906	Kirby Corp.*	74,038
1,577	KLA-Tencor Corp.	201,036
878	Kosmos Energy Ltd.	5,874
953	Las Vegas Sands Corp.	63,899
10,546	Leidos Holdings, Inc.	774,920
1,095	Liberty Media Corp-Liberty Formula One Class C*	42,497
20,812	Livent Corp.*	224,353
3,492	Lockheed Martin Corp.	1,163,988
962	Louisiana-Pacific Corp.	24,098
1,508	Lowe’s Cos., Inc.	170,615
2,096	Lumentum Holdings, Inc.*	129,889
1,423	M&T Bank Corp.	242,010
120	Marathon Oil Corp.	2,045
1,157	Marathon Petroleum Corp.	70,427
462	McDonald’s Corp.	91,277
2,441	Medicines Co.*	77,990
701	Medtronic plc	62,256
1,647	MGM Resorts International	43,860
4,834	Microchip Technology, Inc.	482,868
4,068	Micron Technology, Inc.*	171,100
3,708	Microsoft Corp.	484,265
4,838	Molina Healthcare, Inc.*	627,150
239	Moog, Inc. Class A	22,380
123	Motorola Solutions, Inc.	17,824
2,372	Mylan N.V.*	64,020
1,956	National Vision Holdings, Inc.*	52,812
1,038	Netflix, Inc.*	384,621
649	New York Times Co. Class A	21,514
574	NextEra Energy Partners L.P.(9)	26,421
398	NextEra Energy, Inc.	77,387
3,155	NIKE, Inc. Class B	277,104
125	Nine Energy Service, Inc.*	2,516
1,085	Noble Energy, Inc.	29,360
1,158	Norfolk Southern Corp.	236,255
2,979	Northrop Grumman Corp.	863,642
1,007	NRG Energy, Inc.	41,458
277	NuVasive, Inc.*	16,786
3,125	NVIDIA Corp.	565,625
290	Occidental Petroleum Corp.	17,075
1,290	OGE Energy Corp.	54,619
518	Omnicom Group, Inc.	41,456
1,067	OMNOVA Solutions, Inc.*	7,896
4,500	Owens Corning	230,715
350	Packaging Corp. of America	34,706
287	Parsley Energy, Inc. Class A*	5,729
2,153	PayPal Holdings, Inc.*	242,794
29	PDC Energy, Inc.*	1,261
8,264	Pentair plc	322,213
90	Penumbra, Inc.*	12,105
703	PG&E Corp.*	15,832
4,645	Philip Morris International, Inc.	402,071
274	Phillips 66	25,830
213	Pioneer Natural Resources Co.	35,456

The accompanying notes are an integral part of these financial statements.

65

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 48.4% - (continued)
	United States - 21.5% - (continued)
$400	Portola Pharmaceuticals, Inc.*	$14,120
412	PPG Industries, Inc.	48,410
4,935	Procter & Gamble Co.	525,479
633	Prologis, Inc. REIT	48,532
455	ProPetro Holding Corp.*	10,069
3,525	Prudential Financial, Inc.	372,628
117	PS Business Parks, Inc. REIT	17,974
162	Public Storage REIT	35,831
4,887	Raytheon Co.	867,882
337	Regency Centers Corp. REIT	22,636
727	Rexford Industrial Realty, Inc. REIT	27,546
706	RH*	75,337
283	Roan Resources, Inc.*	1,605
168	Rogers Corp.*	28,143
1,033	Ross Stores, Inc.	100,883
1,863	salesforce.com, Inc.*	308,047
1,821	Schlumberger Ltd.	77,720
130	Schweitzer-Mauduit International, Inc.	4,624
809	Science Applications International Corp.	60,635
1,253	Seattle Genetics, Inc.*	84,928
413	Sempra Energy	52,843
852	ServiceNow, Inc.*	231,327
302	Sherwin-Williams Co.	137,359
276	Simon Property Group, Inc. REIT	47,941
940	Splunk, Inc.*	129,758
691	Steel Dynamics, Inc.	21,891
918	STORE Capital Corp. REIT	30,588
211	Sun Communities, Inc. REIT	25,970
1,761	Sysco Corp.	123,922
7,071	TD Ameritrade Holding Corp.	371,793
2,048	Teradyne, Inc.	100,352
5,001	Texas Instruments, Inc.	589,268
545	Thermo Fisher Scientific, Inc.	151,210
3,539	TJX Cos., Inc.	194,220
1,459	Total System Services, Inc.	149,168
1,314	TransUnion	91,520
785	UDR, Inc. REIT	35,286
640	UGI Corp.	34,886
523	Ultragenyx Pharmaceutical, Inc.*	34,518
4,038	UnitedHealth Group, Inc.	941,137
3,798	Universal Health Services, Inc. Class B	481,852
1,364	US Foods Holding Corp.*	49,854
69	Vail Resorts, Inc.	15,791
5,118	Verizon Communications, Inc.	292,698
496	Vertex Pharmaceuticals, Inc.*	83,814
1,099	Viacom, Inc. Class B	31,772
2,449	Visa, Inc. Class A	402,689
5,565	Voya Financial, Inc.	305,463
141	Vulcan Materials Co.	17,782
1,563	Walmart, Inc.	160,739
1,866	Walt Disney Co.	255,586
263	Wayfair, Inc. Class A*	42,645
987	WellCare Health Plans, Inc.*	254,991
636	WESCO International, Inc.*	36,405
1,502	Western Digital Corp.	76,782
100	Westlake Chemical Corp.	6,975
898	WEX, Inc.*	188,849
1,172	Workday, Inc. Class A*	240,998
491	WPX Energy, Inc.*	6,820
576	Xenia Hotels & Resorts, Inc. REIT	12,470
767	Xilinx, Inc.	92,147
239	Zebra Technologies Corp. Class A*	50,462

Shares or Principal Amount			Market Value†
COMMON STOCKS - 48.4% - (continued)
		United States - 21.5% - (continued)
	$365	Zimmer Biomet Holdings, Inc.	$44,953

			42,400,427

		Total Common Stocks (cost $88,595,066)	$95,532,352

CONVERTIBLE BONDS - 0.3%
		Commercial Services - 0.2%
	400,000	DP World plc 1.75%, 06/19/2024(8)	$396,350

		Oil & Gas Services - 0.1%
EUR	100,000	Fugro N.V. 4.00%, 10/26/2021(8)	98,645

		Total Convertible Bonds (cost $510,814)	$494,995

EXCHANGE-TRADED FUNDS - 9.9%
		Other Investment Pools & Funds - 9.9%
	341,576	Invesco Senior Loan ETF	$7,846,001
	9,825	iShares Core MSCI EAFE ETF	614,652
	32,020	iShares JP Morgan USD Emerging Markets Bond ETF	3,515,796
	17,000	iShares MSCI Emerging Markets Small-Cap ETF	766,870
	14,800	iShares MSCI Europe Small-Cap ETF	782,476
	6,600	iShares Russell 2000 Value ETF	820,578
	2,129	SPDR S&P 500 ETF Trust	625,969
	1,048	TOPIX Exchange-Traded Fund	15,964
	137,900	VanEck Vectors JP Morgan EM Local Currency Bond ETF	4,567,248

			19,555,554

		Total Exchange-Traded Funds (cost $19,841,105)	$19,555,554

PREFERRED STOCKS - 0.2%
		Brazil - 0.0%
	450	Braskem S.A. Series A, 2.54%	$5,483

		United States - 0.2%
	655	Airbnb, Inc. Series E*(5)(6)(15)	83,591
	2,908	Pinterest, Inc. Series G*(5)(15)	81,682
	4,556	Uber Technologies, Inc. Series D*(5)(6)(15)	214,132

			379,405

		Total Preferred Stocks (cost $199,889)	$384,888

		Total Long-Term Investments (cost $168,443,566)	$171,746,113

SHORT-TERM INVESTMENTS - 14.9%
		Other Investment Pools & Funds - 14.4%
	28,542,065	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(16)	$28,542,065

		Securities Lending Collateral - 0.5%
	46,776	Citibank NA DDCA, 2.42%, 5/1/2019(16)	46,776
	455,050	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.34%(16)	455,050
	96,852	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.36%(16)	96,852
	167,228	Invesco Government & Agency Portfolio, Institutional Class, 2.33%(16)	167,228

The accompanying notes are an integral part of these financial statements.

66

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS -14.9% - (continued)
	Securities Lending Collateral - 0.5% - (continued)
155,385	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(16)	$155,385
14,238	Western Asset Institutional Government Class A Fund, Institutional Class, 2.29%(16)	14,238

		935,529

	Total Short-Term Investments (cost $29,477,594)	$29,477,594

Total Investments Excluding Purchased Options (cost $197,921,160)	101.9%	$201,223,707

Total Purchased Options (cost $679,459)	0.2%	$296,052

Total Investments (cost $198,600,619)	102.1%	$201,519,759
Other Assets and Liabilities	(2.1)%	(4,115,405)

Total Net Assets	100.0%	$197,404,354

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Consolidated Schedule of Investments includes investments held by The Hartford Cayman Global All-Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of April 30, 2019, the Fund invested 1.9% of its total assets in the Subsidiary.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $13,388,955, representing 6.8% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2019.

(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Securities disclosed are interest-only strips.
(5)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2019, the aggregate fair value of these securities was $594,126, which represented 0.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(6)	Investment valued using significant unobservable inputs.

(7)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(8)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $7,426,585, representing 3.8% of net assets.

(9)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(10)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(11)	Represents or includes a TBA transaction.

(12)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(13)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(14)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

(15)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $379,405 or 0.2% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
06/2015	Airbnb, Inc. Series E Preferred	655	$60,977	$83,591
03/2015	Pinterest, Inc. Series G Preferred	2,908	62,638	81,682
06/2014	Uber Technologies, Inc. Series D Preferred	4,556	70,677	214,132

			$194,292	$379,405

(16)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.

67

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

OTC Option Contracts Outstanding at April 30, 2019
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
USD Call/HUF Put	MSC	288.62 HUF per USD	05/29/19	135,000	USD	135,000	$1,019	$1,313	$(294)
USD Call/HUF Put	CSFB	288.05 HUF per USD	05/29/19	136,000	USD	136,000	1,145	1,350	(205)
USD Call/INR Put	JPM	74.48 INR per USD	02/18/20	313,000	USD	313,000	4,659	10,073	(5,414)
USD Call/JPY Put	BOA	125.00 JPY per USD	05/13/19	6,413,291	USD	6,413,291	6	83,103	(83,097)
USD Call/MXN Put	HSBC	20.08 MXN per USD	04/02/20	162,000	USD	162,000	6,300	7,594	(1,294)
USD Call/MXN Put	DEUT	20.37 MXN per USD	04/01/20	163,000	USD	163,000	5,426	7,198	(1,772)
USD Call/PLN Put	DEUT	3.83 PLN per USD	05/24/19	162,000	USD	162,000	862	1,263	(401)
USD Call/PLN Put	CSFB	3.82 PLN per USD	05/24/19	162,000	USD	162,000	964	1,248	(284)
USD Call/SGD Put	MSC	1.35 SGD per USD	01/23/20	108,000	USD	108,000	1,592	2,038	(446)
USD Call/SGD Put	MSC	1.37 SGD per USD	10/07/19	231,000	USD	231,000	1,373	4,600	(3,227)

Total Calls						7,985,291	$23,346	$119,780	$(96,434)

Puts
AUD Put/USD Call	BOA	0.71 USD per AUD	05/02/19	230,000	AUD	230,000	$757	$1,332	$(575)
AUD Put/USD Call	BCLY	0.71 USD per AUD	05/30/19	230,000	AUD	230,000	1,357	1,406	(49)
EUR Put/USD Call	BOA	1.13 USD per EUR	05/07/19	192,000	EUR	192,000	974	1,377	(403)
EUR Put/USD Call	BOA	1.13 USD per EUR	05/09/19	216,000	EUR	216,000	1,239	1,353	(114)
GBP Put/USD Call	MSC	1.29 USD per GBP	05/28/19	125,000	GBP	125,000	461	1,290	(829)
GBP Put/USD Call	BCLY	1.29 USD per GBP	05/29/19	126,000	GBP	126,000	557	1,247	(690)
iShares MSCI India Options	CSFB	31.14 USD	06/27/19	157,414	USD	157,414	52,885	220,380	(167,495)
NZD Put/USD Call	BOA	0.68 USD per NZD	05/02/19	240,000	NZD	240,000	1,717	1,407	310
NZD Put/USD Call	BOA	0.68 USD per NZD	05/07/19	240,000	NZD	240,000	2,038	1,467	571
USD Put/INR Call	BOA	64.00 INR per USD	05/13/19	6,413,291	USD	6,413,291	6	70,802	(70,796)
USD Put/INR Call	JPM	74.48 INR per USD	02/18/20	313,000	USD	313,000	14,070	10,073	3,997
USD Put/MXN Call	DEUT	20.37 MXN per USD	04/01/20	163,000	USD	163,000	8,683	7,197	1,486
USD Put/MXN Call	HSBC	20.08 MXN per USD	04/02/20	162,000	USD	162,000	7,097	6,602	495
USD Put/SGD Call	MSC	1.37 SGD per USD	10/07/19	231,000	USD	231,000	3,334	4,600	(1,266)
USD Put/SGD Call	MSC	1.35 SGD per USD	01/23/20	108,000	USD	108,000	1,087	2,038	(951)
USD Put/TRY Call	MSC	5.47 TRY per USD	06/06/19	271,000	USD	271,000	247	4,326	(4,079)

Total Puts						9,417,705	$96,509	$336,897	$(240,388)

Total purchased option contracts						17,402,996	$119,855	$456,677	$(336,822)

Written option contracts:
Calls
USD Call/BRL Put	DEUT	3.89 BRL per USD	11/07/19	(212,000)	USD	(212,000)	$(10,978)	$(12,453)	$1,475
USD Call/BRL Put	MSC	3.91 BRL per USD	01/23/20	(127,000)	USD	(127,000)	(7,452)	(6,964)	(488)
USD Call/CLP Put	MSC	662.25 CLP per USD	08/28/19	(239,000)	USD	(239,000)	(8,012)	(10,086)	2,074
USD Call/CLP Put	MSC	672.50 CLP per USD	01/23/20	(100,000)	USD	(100,000)	(3,629)	(4,085)	456
USD Call/JPY Put	BOA	145.00 JPY per USD	05/13/19	(6,413,291)	USD	(6,413,291)	(7)	(15,482)	15,475
USD Call/ZAR Put	JPM	14.51 ZAR per USD	01/23/20	(105,000)	USD	(105,000)	(6,237)	(6,843)	606
USD Call/ZAR Put	MSC	15.10 ZAR per USD	03/18/20	(160,000)	USD	(160,000)	(8,221)	(10,036)	1,815

Total Calls						(7,356,291)	$(44,536)	$(65,949)	$21,413

Written option contracts:
Puts
USD Put/BRL Call	DEUT	3.89 BRL per USD	11/07/19	(212,000)	USD	(212,000)	$(5,795)	$(12,452)	$6,657
USD Put/BRL Call	MSC	3.91 BRL per USD	01/23/20	(127,000)	USD	(127,000)	(4,330)	(6,964)	2,634
USD Put/CLP Call	MSC	662.25 CLP per USD	08/28/19	(239,000)	USD	(239,000)	(2,604)	(10,086)	7,482
USD Put/CLP Call	MSC	672.50 CLP per USD	01/23/20	(100,000)	USD	(100,000)	(2,811)	(4,085)	1,274
USD Put/ZAR Call	JPM	14.51 ZAR per USD	01/23/20	(105,000)	USD	(105,000)	(4,335)	(6,843)	2,508
USD Put/ZAR Call	MSC	15.10 ZAR per USD	03/18/20	(160,000)	USD	(160,000)	(10,578)	(10,036)	(542)

Total Puts						(943,000)	$(30,453)	$(50,466)	$20,013

Total written option contracts						(8,299,291)	$(74,989)	$(116,415)	$41,426

The accompanying notes are an integral part of these financial statements.

68

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

OTC Swaption Contracts Outstanding at April 30, 2019
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	JPM	2.45%	Receive	08/02/27	USD	230,000	230,000	$21,047	$23,621	$(2,574)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	MSC	2.45%	Receive	08/02/27	USD	235,000	235,000	21,505	34,164	(12,659)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	BOA	2.45%	Receive	08/02/27	USD	235,000	235,000	21,505	20,210	1,295

Total Calls							700,000	$64,057	$77,995	$(13,938)

Puts
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	JPM	2.45%	Pay	08/02/27	USD	230,000	230,000	$36,846	$45,448	$(8,602)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	MSC	2.45%	Pay	08/02/27	USD	235,000	235,000	37,647	45,524	(7,877)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	BOA	2.45%	Pay	08/02/27	USD	235,000	235,000	37,647	53,815	(16,168)

Total Puts							700,000	$112,140	$144,787	$(32,647)

Total purchased swaption contracts							1,400,000	$176,197	$222,782	$(46,585)

*	Swaptions with forward premiums.

Futures Contracts Outstanding at April 30, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 3-Year Bond Future	5	06/17/2019	$401,566	$3,058
Australian 10-Year Bond Future	10	06/17/2019	974,805	(247)
CAC40 10 Euro Future	17	05/17/2019	1,057,563	16,748
Canadian Government 10-Year Bond Future	16	06/19/2019	1,650,280	24,972
Euro-BOBL Future	3	06/06/2019	447,283	2,980
Euro-BTP Future	15	06/06/2019	2,194,860	71,656
FTSE 250 Index Future	278	05/30/2019	3,792,615	(20,578)
MSCI EAFE Index Future	102	06/21/2019	9,776,700	60,574
MSCI Emerging Market Index Future	20	06/21/2019	1,080,200	(10,562)
Mini-10-Year JGB Future	42	06/12/2019	5,758,104	(1,267)
S&P 500 (E-Mini) Future	10	06/21/2019	1,474,250	14,905
S&P/TSX 60 Index Future	46	06/20/2019	6,821,886	298,109
SGX Nifty 50 Index	65	05/30/2019	1,531,270	(9,352)
U.S. Treasury 5-Year Note Future	55	06/28/2019	6,360,234	30,031
U.S. Treasury 10-Year Note Future	173	06/19/2019	21,395,234	145,692
U.S. Treasury Ultra Bond Future	1	06/19/2019	164,281	2,412
Uranium Future	121	12/30/2019	777,425	(85,234)
WTI Crude Future	20	11/21/2022	1,093,200	65,593

Total				$609,490

Short position contracts:
Euro-Bund Future	17	06/06/2019	$3,152,000	$(33,669)
Euro-OAT Future	1	06/06/2019	181,699	(4,220)
Japanese 10-Year Bond Future	3	06/13/2019	4,113,201	3,662
Long Gilt Future	15	06/26/2019	2,490,380	(2,255)
U.S. Treasury 2-Year Note Future	11	06/28/2019	2,343,086	(3,301)
U.S. Treasury 10-Year Ultra Future	6	06/19/2019	790,687	5,723

Total				$(34,060)

Total futures contracts				$575,430

The accompanying notes are an integral part of these financial statements.

69

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

TBA Sale Commitments Outstanding at April 30, 2019
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FNMA, 3.00%	$140,000	05/01/2049	$(138,351)	$298
FNMA, 3.50%	825,000	05/01/2049	(832,461)	1,264
FNMA, 4.00%	1,126,667	05/01/2049	(1,156,198)	46
FNMA, 4.50%	275,000	05/01/2049	(286,145)	(274)
GNMA II, 3.50%	595,000	05/01/2049	(604,808)	846

Total (proceeds receivable $3,020,143)			$(3,017,963)	$2,180

At April 30, 2019, the aggregate market value of TBA Sale Commitments represents (1.5)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at April 30, 2019
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CMBX.NA.AAA.6	DEUT	USD	2,042,892	(0.50%)	05/11/63	Monthly	$—	$(16,397)	$(18,192)	$(1,795)
CMBX.NA.AAA.7	MSC	USD	2,075,000	(0.50%)	01/17/47	Monthly	—	(16,617)	(23,775)	(7,158)
CMBX.NA.AAA.8	MSC	USD	2,375,000	(0.50%)	10/17/57	Monthly	42,437	—	(30,072)	(72,509)
CMBX.NA.BBB-.7	MSC	USD	410,000	(3.00%)	01/17/47	Monthly	25,140	—	14,647	(10,493)
CMBX.NA.BBB-.7	MSC	USD	500,000	(3.00%)	01/17/47	Monthly	33,537	—	16,654	(16,883)
CMBX.NA.BBB-.8	MSC	USD	500,000	(3.00%)	10/17/57	Monthly	44,770	—	19,570	(25,200)
CMBX.NA.BBB-.8	MSC	USD	420,000	(3.00%)	10/17/57	Monthly	37,809	—	21,644	(16,165)
CMBX.NA.BBB-.9	BCLY	USD	125,000	(3.00%)	09/17/58	Monthly	4,972	—	4,207	(765)

Total							$188,665	$(33,014)	$4,683	$(150,968)

Total traded indices							$188,665	$(33,014)	$4,683	$(150,968)

Credit default swaps on single-name issues:
Buy protection:
China Republic	BOA	USD	1,380,000	(1.00%)	06/20/24	Quarterly	$—	$(35,570)	$(40,611)	$(5,041)
Japan Government 20 Year Bond	BOA	USD	1,705,000	(1.00%)	06/20/24	Quarterly	—	(64,370)	(68,010)	(3,640)
Japan Government 20 Year Bond	BNP	USD	1,705,000	(1.00%)	06/20/24	Quarterly	—	(62,659)	(68,010)	(5,351)
Republic of Korea	BOA	USD	3,430,000	(1.00%)	06/20/24	Quarterly	—	(113,501)	(116,465)	(2,964)

Total							$—	$(276,100)	$(293,096)	$(16,996)

Credit default swaps on single-name issues:
Sell protection:
AK Steel Corp.	GSC	USD	350,000	5.00%	12/20/23	Quarterly	$3,133	$—	$(38,915)	$(42,048)

Total single-name issues							$3,133	$(276,100)	$(332,011)	$(59,044)

Total OTC contracts							$191,798	$(309,114)	$(327,328)	$(210,012)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2019
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.32.V1	USD	505,000	(5.00%)	06/20/24	Quarterly	$(38,251)	$(40,437)	$(2,186)
CDX.NA.IG.32.V1	USD	9,299,000	(1.00%)	06/20/24	Quarterly	(188,533)	(197,192)	(8,659)
ITRAXX.EUR.31.V1	EUR	10,220,000	(1.00%)	06/20/24	Quarterly	(207,522)	(256,296)	(48,774)

Total						$(434,306)	$(493,925)	$(59,619)

Total						$(434,306)	$(493,925)	$(59,619)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

70

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

OTC Interest Rate Swap Contracts Outstanding at April 30, 2019
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
BNP	3 Mo. ILS TELBOR	2.38% Fixed	ILS	4,750,000	03/20/29	Annual	$—	$(280)	$74,668	$74,948
BNP	3 Mo. ILS TELBOR	2.10% Fixed	ILS	1,690,000	03/20/29	Annual	4,595	—	14,425	9,830

Total							$4,595	$(280)	$89,093	$84,778

Centrally Cleared Interest Rate Swap Contracts Outstanding at April 30, 2019
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
3 Mo. USD LIBOR	1.85% Fixed	USD	1,500,000	11/30/21	Semi-Annual	$—	$—	$12,893	$12,893
3 Mo. USD LIBOR	2.00% Fixed	USD	375,000	03/21/23	Semi-Annual	1,375	—	4,545	3,170
3 Mo. USD LIBOR	2.95% Fixed	USD	208,000	06/18/23	Semi-Annual	—	—	(6,872)	(6,872)
3 Mo. USD LIBOR	3.00% Fixed	USD	1,052,000	04/30/25	Semi-Annual	4,959	—	(46,729)	(51,688)
3 Mo. USD LIBOR	2.79% Fixed	USD	1,083,000	09/30/25	Semi-Annual	—	—	(27,475)	(27,475)
3 Mo. USD LIBOR	2.46% Fixed	USD	103,000	04/25/26	Semi-Annual	—	—	(537)	(537)
3 Mo. USD LIBOR	2.38% Fixed	USD	100,000	05/02/26	Semi-Annual	—	—	17	17
3 Mo. USD LIBOR	2.88% Fixed	USD	50,000	12/31/48	Semi-Annual	—	—	(2,303)	(2,303)
3 Mo. USD LIBOR	2.87% Fixed	USD	25,000	01/28/49	Semi-Annual	—	—	(921)	(921)
6 Mo. NOK NIBOR	1.89% Fixed	NOK	510,000	06/19/24	Annual	—	—	(97)	(97)
6 Mo. NOK NIBOR	1.88% Fixed	NOK	3,670,000	06/19/24	Annual	—	—	(955)	(955)
6 Mo. NOK NIBOR	2.06% Fixed	NOK	270,000	06/19/29	Annual	—	—	(158)	(158)
6 Mo. NOK NIBOR	2.04% Fixed	NOK	1,930,000	06/19/29	Annual	—	—	(1,286)	(1,286)
MXN-TIIE-Banxico-Bloomberg	8.41% Fixed	MXN	8,185,000	09/06/28	Monthly	9,250	—	8,451	(799)
MXN-TIIE-Banxico-Bloomberg	8.05% Fixed	MXN	29,600,000	09/06/28	Monthly	—	—	(6,781)	(6,781)

Total						$15,584	$—	$(68,208)	$(83,792)

OTC Total Return Swap Contracts Outstanding at April 30, 2019
Reference Entity	Counterparty	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Banks Long Custom Basket	GSC	USD	1,618,427	1.00%	01/31/20	Monthly	$—	$—	$60	$60
iBoxx USD Liquid Investment Grade Index	MSC	EUR	—	—	06/20/19	Quarterly	6	—	—	(6)
Markit iBoxx USD Liquid Leveraged Loan Index	GSC	USD	455,000	1.00%	06/20/19	Quarterly	—	(162)	33,301	33,463
Markit iBoxx USD Liquid Leveraged Loan Index	GSC	USD	2,110,000	1.00%	12/20/19	Quarterly	—	(3,493)	10,448	13,941
MSCI AC Asia Pacific Index	BNP	USD	5,605,036	(1.00%)	09/30/19	Monthly	—	(14,544)	(14,544)	0
Short Banks Basket	GSC	USD	1,595,943	(1.00%)	01/31/20	Monthly	—	—	(56)	(56)
UBSWMDRC	UBS	USD	1,178,405	(1.00%)	05/31/19	Monthly	—	—	22	22
UBSWMDRC	UBS	USD	1,341,281	(1.00%)	05/31/19	Monthly	—	(66)	(40)	26
UBWELCON	UBS	USD	—	—	06/28/19	Monthly	33	—	33	0
UBWELCON	UBS	USD	—	—	06/28/19	Monthly	12	—	11	(1)

Total							$51	$(18,265)	$29,235	$47,449

Foreign Currency Contracts Outstanding at April 30, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
2,245,000	AUD	1,580,777	USD	JPM	05/31/19	$3,070	$—
236,000	AUD	166,006	USD	BOA	06/06/19	514	—
195,000	AUD	137,608	USD	ANZ	06/06/19	—	(17)
110,000	AUD	77,680	USD	JPM	06/06/19	57	(122)
174,000	AUD	123,452	USD	BCLY	06/06/19	71	(750)
22,000	AUD	15,493	USD	JPM	06/07/19	30	—
3,229,000	BRL	817,462	USD	MSC	05/03/19	8,094	(2,288)
3,067,000	BRL	777,380	USD	HSBC	05/03/19	4,585	—
35,000	BRL	9,121	USD	GSC	05/03/19	—	(197)
215,000	BRL	55,985	USD	DEUT	05/03/19	—	(1,168)

The accompanying notes are an integral part of these financial statements.

71

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
190,000	BRL	47,848	USD	HSBC	06/04/19	$477	$—
80,000	BRL	20,228	USD	GSC	06/04/19	119	—
31,000	BRL	7,775	USD	MSC	06/04/19	109	—
5,045,000	CAD	3,752,869	USD	BCLY	05/31/19	15,994	—
205,000	CAD	152,488	USD	BCLY	06/06/19	681	—
140,000	CAD	104,021	USD	RBC	06/06/19	582	—
50,000	CAD	37,130	USD	JPM	06/06/19	228	—
25,000	CAD	18,545	USD	DEUT	06/06/19	134	—
10,000	CAD	7,437	USD	MSC	06/06/19	35	—
2,075,000	CHF	2,042,082	USD	MSC	05/31/19	502	—
193,000	CHF	189,987	USD	JPM	06/06/19	141	(31)
23,000	CHF	22,642	USD	BCLY	06/06/19	13	—
139,009,000	CLP	206,478	USD	JPM	05/31/19	—	(1,285)
9,700,000	CLP	14,352	USD	HSBC	06/06/19	—	(34)
135,000	CNH	20,041	USD	CBK	06/19/19	—	—
38,000	CNH	5,657	USD	UBS	06/19/19	—	(16)
135,000	CNH	20,099	USD	DEUT	06/19/19	—	(58)
3,350,000	CNH	498,575	USD	JPM	06/19/19	—	(1,265)
2,623,000	CNH	390,707	USD	GSC	06/19/19	24	(1,345)
850,000	CNY	126,190	USD	HSBC	05/31/19	—	(17)
26,170,000	CNY	3,889,137	USD	BOA	05/31/19	—	(4,480)
357,249,200	COP	110,000	USD	HSBC	05/02/19	480	—
2,444,662,000	COP	759,743	USD	JPM	05/31/19	—	(4,916)
42,100,000	COP	13,026	USD	HSBC	06/06/19	—	(30)
47,000,000	COP	14,789	USD	MSC	06/06/19	—	(281)
3,404,000	DKK	513,664	USD	CBK	05/29/19	—	(809)
2,337,000	EUR	2,628,800	USD	JPM	05/31/19	—	(585)
44,000	EUR	49,229	USD	CBK	06/06/19	282	(2)
24,000	EUR	26,872	USD	JPM	06/06/19	135	(3)
6,000	EUR	6,700	USD	MSC	06/06/19	51	—
6,000	EUR	6,730	USD	BCLY	06/06/19	21	—
3,808,000	GBP	4,940,423	USD	JPM	05/31/19	33,664	—
1,650,000	GBP	2,155,953	USD	BNP	05/31/19	—	(690)
84,000	GBP	108,659	USD	JPM	06/06/19	1,097	—
34,000	GBP	44,416	USD	DEUT	06/06/19	9	—
4,648,000	HKD	592,904	USD	HSBC	05/31/19	—	(119)
14,118,000	HUF	48,900	USD	BCLY	05/31/19	92	—
65,986,000	HUF	230,707	USD	BNP	05/31/19	—	(1,724)
16,400,000	HUF	57,106	USD	CBK	06/06/19	—	(169)
7,296,015,000	IDR	513,298	USD	UBS	05/31/19	—	(3,141)
1,795,000,000	IDR	126,186	USD	UBS	06/10/19	—	(863)
3,605,000	ILS	999,972	USD	BNP	05/31/19	4,066	—
745,000	ILS	206,745	USD	BNP	06/06/19	828	—
175,000	ILS	48,697	USD	MSC	06/06/19	62	—
324,489,000	INR	4,616,883	USD	MSC	05/31/19	29,876	—
12,410,000	INR	177,489	USD	HSBC	05/31/19	225	—
39,062,000	INR	556,344	USD	MSC	06/06/19	2,621	—
660,000	INR	9,413	USD	UBS	06/06/19	31	—
12,891,557	JPY	115,258	USD	SSG	05/08/19	548	—
614,566,000	JPY	5,508,147	USD	ANZ	05/31/19	23,328	—
51,333,000	JPY	460,363	USD	ANZ	06/06/19	1,885	—
178,200,000	JPY	1,604,244	USD	JPM	06/06/19	505	(77)
4,320,000	JPY	38,866	USD	MSC	06/06/19	35	—
3,100,000	JPY	27,898	USD	GSC	06/06/19	17	—
559,706,000	KRW	485,477	USD	JPM	05/31/19	—	(5,825)
939,670,000	KRW	811,179	USD	BCLY	05/31/19	—	(5,909)
21,359,000	MXN	1,116,898	USD	CBK	05/31/19	4,142	—
5,135,000	MXN	268,262	USD	CBK	06/06/19	987	—
14,101,000	NOK	1,646,899	USD	MSC	05/31/19	—	(10,386)
1,050,000	NOK	121,003	USD	GSC	06/06/19	884	—
1,081,000	NOK	125,299	USD	JPM	06/06/19	399	(214)
1,184,000	NOK	138,315	USD	MSC	06/06/19	—	(873)
2,400,000	NZD	1,590,917	USD	ANZ	05/31/19	12,979	—
243,000	NZD	160,886	USD	JPM	06/06/19	1,526	—

The accompanying notes are an integral part of these financial statements.

72

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
12,000	NZD	7,936	USD	CBA	06/06/19	$84	$—
10,000	NZD	6,624	USD	GSC	06/06/19	60	—
45,000	NZD	30,056	USD	DEUT	06/06/19	20	—
428,000	PEN	128,424	USD	BNP	05/31/19	842	—
792,000	PEN	237,560	USD	BNP	06/06/19	1,576	—
15,000	PEN	4,511	USD	HSBC	06/06/19	18	—
52,174,000	PHP	998,545	USD	DEUT	05/31/19	48	—
5,155,000	PLN	1,349,688	USD	DEUT	05/31/19	524	—
55,000	PLN	14,317	USD	BNP	06/06/19	91	—
5,743,000	RUB	88,613	USD	BOA	05/31/19	—	(187)
72,899,000	RUB	1,132,464	USD	GSC	05/31/19	—	(10,026)
2,120,000	RUB	32,674	USD	UBS	06/06/19	—	(61)
28,093,000	RUB	436,074	USD	GSC	06/06/19	—	(3,902)
1,156,000	SEK	121,753	USD	RBS	05/31/19	276	—
17,384,000	SEK	1,860,923	USD	MSC	05/31/19	—	(25,842)
370,000	SEK	39,204	USD	CBK	06/07/19	61	(185)
1,060,000	SEK	112,298	USD	JPM	06/07/19	263	(602)
762,000	SEK	81,039	USD	BCLY	06/07/19	44	(599)
1,689,000	SGD	1,244,071	USD	HSBC	05/31/19	—	(1,611)
50,000	SGD	36,760	USD	BCLY	06/06/19	25	—
150,000	SGD	110,334	USD	JPM	06/06/19	20	—
3,685,000	TRY	614,751	USD	GSC	05/31/19	—	(9,188)
30,000	TRY	4,969	USD	CBK	06/07/19	—	(60)
1,366,000	TRY	226,782	USD	GSC	06/07/19	—	(3,245)
229,000	TRY	34,514	USD	MSC	01/15/20	—	(1,965)
76,000	TRY	11,472	USD	MSC	01/24/20	—	(730)
2,385,000	TWD	77,195	USD	BCLY	06/06/19	173	—
1,916,574	USD	2,722,000	AUD	JPM	05/31/19	—	(3,797)
31,714	USD	45,000	AUD	CIBC	06/06/19	—	(38)
185,444	USD	263,000	AUD	JPM	06/06/19	101	(228)
21,034	USD	30,000	AUD	RBC	06/06/19	—	(134)
70,308	USD	100,000	AUD	SCB	06/06/19	—	(251)
7,006	USD	10,000	AUD	JPM	06/07/19	—	(50)
7,002	USD	10,000	AUD	BCLY	06/07/19	—	(54)
8,871	USD	35,000	BRL	GSC	05/03/19	—	(53)
54,495	USD	215,000	BRL	DEUT	05/03/19	—	(322)
819,456	USD	3,229,000	BRL	MSC	05/03/19	533	(4,346)
775,122	USD	3,067,000	BRL	HSBC	05/03/19	—	(6,843)
787,811	USD	3,130,000	BRL	MSC	06/04/19	—	(8,275)
3,663,603	USD	4,925,000	CAD	BCLY	05/31/19	—	(15,614)
9,667	USD	13,000	CAD	BCLY	06/06/19	—	(46)
100,805	USD	135,000	CAD	CIBC	06/06/19	—	(62)
58,787	USD	79,000	CAD	JPM	06/06/19	6	(245)
111,557	USD	150,000	CAD	RBC	06/06/19	—	(517)
7,413	USD	10,000	CAD	JPM	06/07/19	—	(59)
14,844	USD	20,000	CAD	BCLY	06/07/19	—	(100)
2,899,927	USD	2,946,000	CHF	MSC	05/31/19	161	(211)
15,815	USD	16,000	CHF	BCLY	06/06/19	56	—
104,379	USD	106,000	CHF	MSC	06/06/19	—	(26)
350,717	USD	236,117,000	CLP	JPM	05/31/19	2,182	—
124,198	USD	83,500,000	CLP	HSBC	06/06/19	991	(44)
38,470	USD	25,900,000	CLP	JPM	06/06/19	240	—
66,872	USD	449,000	CNH	MSC	06/19/19	218	—
651,314	USD	4,386,000	CNH	GSC	06/19/19	578	(370)
19,874	USD	134,000	CNH	BCLY	06/19/19	—	(18)
89,196	USD	602,000	CNH	CBK	06/19/19	15	(187)
1,070,887	USD	7,206,000	CNY	BOA	05/31/19	1,233	—
110,000	USD	352,000,000	COP	HSBC	05/02/19	1,144	—
854,333	USD	2,749,031,000	COP	JPM	05/31/19	5,527	—
180,798	USD	581,952,000	COP	JPM	06/06/19	1,158	—
40,280	USD	129,500,000	COP	MSC	06/06/19	305	—
865,529	USD	19,859,000	CZK	BNP	05/31/19	—	(4,145)
18,312	USD	420,000	CZK	MSC	06/06/19	—	(84)
10,265,273	USD	9,126,000	EUR	JPM	05/31/19	2,187	(110)

The accompanying notes are an integral part of these financial statements.

73

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
1,014,129	USD	905,000	EUR	SSG	05/31/19	$—	$(3,644)
39,376	USD	35,000	EUR	MSC	06/06/19	—	(6)
56,200	USD	50,000	EUR	GSC	06/06/19	—	(60)
52,788	USD	47,000	EUR	CBK	06/06/19	—	(96)
966,208	USD	859,000	EUR	BCLY	06/06/19	—	(338)
118,591	USD	106,000	EUR	DEUT	06/06/19	—	(680)
1,795,313	USD	1,598,000	EUR	JPM	06/06/19	137	(2,892)
11,200	USD	10,000	EUR	JPM	06/07/19	—	(53)
6,688	USD	6,000	EUR	BCLY	06/07/19	—	(64)
2,860,723	USD	2,205,000	GBP	JPM	05/31/19	—	(19,493)
6,521	USD	5,000	GBP	JPM	06/06/19	—	(12)
6,497	USD	5,000	GBP	BCLY	06/06/19	—	(36)
14,244	USD	11,000	GBP	MSC	06/06/19	—	(129)
25,964	USD	20,000	GBP	BMO	06/06/19	—	(168)
27,444	USD	7,846,000	HUF	BNP	06/06/19	205	—
2,169,840	USD	30,842,101,000	IDR	UBS	05/31/19	13,276	—
53,115	USD	763,000,000	IDR	UBS	06/10/19	—	(156)
1,721,173	USD	6,205,000	ILS	BNP	05/31/19	—	(6,999)
16,654	USD	60,000	ILS	CBK	06/06/19	—	(63)
184,259	USD	665,000	ILS	HSBC	06/06/19	—	(1,024)
8,227,696	USD	577,321,000	INR	MSC	05/31/19	—	(39,677)
54,627	USD	3,840,000	INR	MSC	06/06/19	—	(322)
94,373	USD	6,650,000	INR	DEUT	06/06/19	—	(786)
1,622,651	USD	180,302,000	JPY	HSBC	05/31/19	—	(179)
8,103,438	USD	904,133,000	JPY	ANZ	05/31/19	—	(34,320)
7,194	USD	800,000	JPY	BCLY	06/06/19	—	(10)
108,584	USD	12,100,000	JPY	DEUT	06/06/19	—	(375)
94,508	USD	10,539,000	JPY	JPM	06/06/19	—	(395)
232,969	USD	26,000,000	JPY	MSC	06/06/19	—	(1,158)
45,947	USD	5,120,000	JPY	JPM	06/07/19	—	(162)
1,015,607	USD	1,170,893,000	KRW	JPM	05/31/19	12,185	—
134,827	USD	154,900,000	KRW	BNP	06/07/19	2,045	—
243,216	USD	4,650,000	MXN	GSC	05/31/19	—	(842)
2,796,455	USD	53,478,000	MXN	CBK	05/31/19	—	(10,369)
35,167	USD	670,000	MXN	CBK	06/06/19	36	—
4,182	USD	80,000	MXN	BCLY	06/06/19	—	(13)
18,682	USD	360,000	MXN	JPM	06/06/19	—	(194)
165,399	USD	685,000	MYR	UBS	05/29/19	—	(183)
2,089,078	USD	17,887,000	NOK	MSC	05/31/19	13,175	—
40,427	USD	344,000	NOK	BCLY	06/06/19	495	—
18,572	USD	159,000	NOK	JPM	06/06/19	115	—
2,195,253	USD	3,314,000	NZD	BCLY	05/31/19	—	(19,460)
16,660	USD	25,000	NZD	BCLY	06/06/19	—	(49)
43,301	USD	65,000	NZD	JPM	06/06/19	—	(143)
14,556	USD	22,000	NZD	JPM	06/07/19	—	(148)
33,173	USD	110,000	PEN	BOA	06/06/19	—	(40)
190,594	USD	635,000	PEN	HSBC	06/06/19	—	(1,138)
4,975	USD	19,000	PLN	DEUT	05/31/19	—	(2)
697,164	USD	2,685,000	PLN	GSC	05/31/19	—	(6,099)
210,198	USD	803,000	PLN	DEUT	06/06/19	—	(166)
4,014,820	USD	258,442,000	RUB	GSC	05/31/19	35,545	—
68,674	USD	4,430,000	RUB	DEUT	06/06/19	524	—
211,857	USD	1,978,000	SEK	MSC	06/07/19	2,940	—
15,525	USD	145,000	SEK	JPM	06/07/19	210	—
19,028	USD	180,000	SEK	CBK	06/07/19	16	—
47,334	USD	450,000	SEK	BCLY	06/07/19	—	(195)
25,780	USD	35,000	SGD	HSBC	05/31/19	33	—
700,982	USD	955,000	SGD	UBS	05/31/19	—	(1,534)
186,238	USD	253,000	SGD	HSBC	06/06/19	108	—
125,050	USD	170,000	SGD	CBK	06/06/19	5	(22)
4,370	USD	140,000	THB	JPM	05/31/19	—	(18)
256,938	USD	8,231,000	THB	JPM	06/06/19	—	(1,098)
137,682	USD	833,000	TRY	CBK	05/31/19	794	—
50,004	USD	300,000	TRY	JPM	06/07/19	911	—

The accompanying notes are an integral part of these financial statements.

74

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
73,818	USD	450,000	TRY	GSC	06/07/19	$178	$—
5,743	USD	35,000	TRY	CBK	06/07/19	15	—
34,307	USD	229,000	TRY	DEUT	01/15/20	1,758	—
11,320	USD	76,000	TRY	DEUT	01/24/20	578	—
923,149	USD	28,439,000	TWD	BNP	05/31/19	973	—
383,653	USD	11,815,000	TWD	MSC	06/06/19	417	(36)
55,197	USD	794,000	ZAR	BOA	05/31/19	—	(105)
78,692	USD	1,130,000	ZAR	GSC	06/06/19	46	(2)
124,184	USD	1,791,000	ZAR	BCLY	06/06/19	—	(470)
794,000	ZAR	55,095	USD	BCLY	05/31/19	207	—
640,000	ZAR	44,014	USD	GSC	06/06/19	530	—

Total						$264,452	$(309,744)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$9,240,016	$—	$9,025,295	$214,721
Corporate Bonds	5,411,758	—	5,411,758	—
Foreign Government Obligations	26,895,979	—	26,895,979	—
U.S. Government Agencies	5,790,064	—	5,790,064	—
U.S. Government Securities	8,440,507	—	8,440,507	—
Common Stocks
Argentina	71,818	71,818	—	—
Australia	1,565,417	423,202	1,142,215	—
Austria	100,295	—	100,295	—
Belgium	460,065	18,609	441,456	—
Bermuda	1,068,044	1,068,044	—	—
Brazil	54,056	54,056	—	—
British Virgin Islands	928	928	—	—
Canada	3,698,028	3,698,028	—	—
Cayman Islands	15,511	15,511	—	—
China	4,095,547	921,559	3,173,988	—
Croatia	110,948	110,948	—	—
Czech Republic	43,535	—	43,535	—
Denmark	73,168	48,676	24,492	—
Egypt	149,238	—	149,238	—
Estonia	153,382	153,382	—	—
Finland	137,062	29,925	107,137	—
France	1,853,461	202,508	1,650,953	—
Germany	1,038,395	306,067	732,328	—
Greece	696,679	358,504	338,175	—
Hong Kong	915,082	—	915,082	—
Iceland	1,165,571	1,165,571	—	—
India	4,971,096	789,539	4,181,557	—
Indonesia	187,668	22,735	164,933	—
Ireland	358,397	279,947	78,450	—
Israel	41,079	41,079	—	—
Italy	508,310	—	508,310	—
Japan	14,601,477	27,631	14,573,846	—
Luxembourg	74,380	30,569	43,811	—
Malaysia	91,616	—	91,616	—
Mauritius	188,384	188,384	—	—
Mexico	88,250	88,250	—	—
Netherlands	2,572,754	632,045	1,940,709	—
New Zealand	316,747	59,623	257,124	—
Norway	181,602	—	181,602	—
Peru	191,073	—	191,073	—
Philippines	11,290	—	11,290	—

The accompanying notes are an integral part of these financial statements.

75

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Description	Total	Level 1	Level 2	Level 3(1)
Portugal	$53,931	$—	$53,931	$—
Russia	232,457	185,249	47,208	—
Singapore	215,049	108,838	106,211	—
South Africa	377,647	33,790	343,857	—
South Korea	1,350,177	31,158	1,319,019	—
Spain	784,404	—	784,404	—
Sweden	267,911	74,809	193,102	—
Switzerland	2,260,247	573,965	1,686,282	—
Taiwan	3,318,160	52,332	3,265,828	—
Thailand	23,305	23,305	—	—
United Kingdom	2,398,284	651,839	1,746,445	—
United States	42,400,427	42,175,687	224,740	—
Convertible Bonds	494,995	—	494,995	—
Exchange-Traded Funds	19,555,554	19,539,590	15,964	—
Preferred Stocks	384,888	5,483	81,682	297,723
Short-Term Investments	29,477,594	29,477,594	—	—
Purchased Options	296,052	—	296,052	—
Foreign Currency Contracts(2)	264,452	—	264,452	—
Futures Contracts(2)	746,115	746,115	—	—
Swaps - Interest Rate(2)	100,858	—	100,858	—
Swaps - Total Return(2)	47,512	—	47,512	—

Total	$202,678,696	$104,486,892	$97,679,360	$512,444

Liabilities
Foreign Currency Contracts(2)	$(309,744)	$—	$(309,744)	$—
Futures Contracts(2)	(170,685)	(170,685)	—	—
Swaps - Credit Default(2)	(269,631)	—	(269,631)	—
Swaps - Interest Rate(2)	(99,872)	—	(99,872)	—
Swaps - Total Return(2)	(63)	—	(63)	—
TBA Sale Commitments	(3,017,963)	—	(3,017,963)	—
Written Options	(74,989)	—	(74,989)	—

Total	$(3,942,947)	$(170,685)	$(3,772,262)	$—

(1)	For the six-month period ended April 30, 2019, investments valued at $46,243 were transferred out of Level 3 due to the expiration of trading restrictions and there were no transfers in to Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six-month period ended April 30, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

76

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 65.8%
	Automobiles & Components - 0.1%
24,069	NOK Corp.	$386,639

	Banks - 2.4%
101,685	Banca Popolare dell’Emilia Romagna SC	488,889
78,261	Bank of Ireland Group plc	500,285
143,988	CaixaBank S.A.	458,961
57,569	HSBC Holdings plc	501,597
15,750	KB Financial Group, Inc.	621,895
133,133	Mitsubishi UFJ Financial Group, Inc.	660,543
258,951	Mizuho Financial Group, Inc.	404,411
33,100	Resona Holdings, Inc.	140,513
18,493	Societe Generale S.A.	586,441
70,808	Standard Chartered plc	647,410
18,424	Sumitomo Mitsui Financial Group, Inc.	669,642
14,130	Sumitomo Mitsui Trust Holdings, Inc.	493,012
274,409	Unicaja Banco S.A.(1)	316,211
51,501	UniCredit S.p.A.	712,985

		7,202,795

	Capital Goods - 1.9%
5,413	Advanced Drainage Systems, Inc.	151,835
1,977	AGCO Corp.	139,932
3,238	Altra Industrial Motion Corp.	121,393
63,306	Arconic, Inc.	1,359,813
832	Argan, Inc.	39,786
1,577	Beacon Roofing Supply, Inc.*	59,390
6,308	Caesarstone Ltd.(2)	95,440
30,441	Chiyoda Corp.*(2)	96,459
22,486	Cie de Saint-Gobain	921,925
3,730	CNK International Co., Ltd.*(3)(4)	—
2,357	Deere & Co.	390,390
460	Flowserve Corp.	22,554
6,055	Fortune Brands Home & Security, Inc.	319,583
851	Granite Construction, Inc.	38,201
889	Greenbrier Cos., Inc.	31,586
7,272	JELD-WEN Holding, Inc.*	143,622
26,245	JGC Corp.	378,150
2,655	Kubota Corp.	40,423
234	Lindsay Corp.	19,890
1,962	Middleby Corp.*	259,239
14,397	Milacron Holdings Corp.*	210,340
2,913	Owens Corning	149,350
1,498	Sterling Construction Co., Inc.*	20,313
5,925	Vinci S.A.(2)	598,403
25,487	Yellow Cake plc*(1)	71,455

		5,679,472

	Commercial & Professional Services - 0.3%
13,491	Adecco Group AG	775,098
3,209	Clean Harbors, Inc.*	243,884

		1,018,982

	Consumer Durables & Apparel - 0.3%
767	Cavco Industries, Inc.*	95,699
1,390	Century Communities, Inc.*	35,348
1,611	D.R. Horton, Inc.	71,383
3,710	Lennar Corp. Class A	193,031
598	LGI Homes, Inc.*	41,447
12,403	Skyline Champion Corp.	261,827
4,416	TRI Pointe Group, Inc.*	57,629

		756,364

	Diversified Financials - 0.7%
2,032	Berkshire Hathaway, Inc. Class B*	440,355
11,827	Julius Baer Group Ltd.*	571,302
60,081	UBS Group AG*	805,653

Shares or Principal Amount		Market Value†
COMMON STOCKS - 65.8% - (continued)
	Diversified Financials - 0.7% - (continued)
52,507	Uranium Participation Corp.*	$170,098

		1,987,408

	Energy - 31.8%
110,796	Advantage Oil & Gas Ltd.*(2)	183,599
4,874	Anadarko Petroleum Corp.	355,071
2,138	Antero Resources Corp.*	15,500
640	Apache Corp.	21,062
38,344	ARC Resources Ltd.(2)	243,567
23,340	Baker Hughes a GE Co.	560,627
41,081	Bharat Petroleum Corp. Ltd.	224,977
499,216	BP plc	3,630,148
30,179	BP plc ADR	1,319,728
1,365	Brigham Minerals, Inc. Class A*	27,996
14,987	Cabot Oil & Gas Corp.	388,013
5,919	Callon Petroleum Co.*	44,452
5,684	Caltex Australia Ltd.	108,992
41,739	Cameco Corp.	460,478
16,560	Canacol Energy Ltd.*	49,444
14,004	Canadian Natural Resources Ltd.	420,423
13,402	Cenovus Energy, Inc.(2)	132,814
16,279	Chevron Corp.	1,954,457
292,000	China Oilfield Services Ltd. Class H	312,708
54	China Petroleum & Chemical Corp. ADR	4,144
41,440	China Petroleum & Chemical Corp. Class H	31,855
70,000	China Shenhua Energy Co., Ltd. Class H	154,942
512	Cimarex Energy Co.	35,154
219,000	CNOOC Ltd.	397,777
5,372	CNOOC Ltd. ADR	975,985
6,863	Concho Resources, Inc.	791,853
14,349	ConocoPhillips	905,709
289	Continental Resources, Inc.*	13,291
366	Core Laboratories N.V.	23,201
7,648	Devon Energy Corp.	245,807
6,787	Diamondback Energy, Inc.	722,069
997	Drilling Co.*	76,539
31,660	Enbridge, Inc.	1,169,554
85,009	Encana Corp.	589,112
327,556	Eni S.p.A.	5,581,927
91,123	Eni S.p.A. ADR	3,091,803
5,848	EOG Resources, Inc.	561,700
76,072	Equinor ASA ADR	1,688,038
2,912	Euronav N.V.*	27,315
171,638	Exxon Mobil Corp.	13,779,099
14,081	Falcon Minerals Corp.*	122,082
17,489	Fugro N.V.*(2)	159,397
14,265	Galp Energia SGPS S.A.	239,171
4,500	Gazprom Neft PJSC ADR	125,190
342,331	Gazprom PJSC ADR	1,711,427
8,476	Green Plains, Inc.	147,228
18,563	Halliburton Co.	525,890
3,641	Hess Corp.	233,461
103,067	Hindustan Petroleum Corp. Ltd.	433,323
82,093	Inpex Corp.	798,668
7,837	Jagged Peak Energy, Inc.*	82,837
24,220	Japan Petroleum Exploration Co., Ltd.	525,794
41,700	JXTG Holdings, Inc.	202,878
18,201	Karoon Gas Australia Ltd.*	12,265
20,611	Kosmos Energy Ltd.	137,888
30,797	LUKOIL PJSC ADR	2,614,870
6,575	Lundin Petroleum AB	214,123
2,649	Magnolia Oil & Gas Corp.*	34,914
1,646	Marathon Oil Corp.	28,048
16,984	Marathon Petroleum Corp.	1,033,816
11,495	Neste Oyj	379,940
1,667	Nine Energy Service, Inc.*	33,557

The accompanying notes are an integral part of these financial statements.

77

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 65.8% - (continued)
	Energy - 31.8% - (continued)
19,379	Noble Energy, Inc.	$524,396
3,950	Occidental Petroleum Corp.	232,576
77,753	Painted Pony Energy Ltd.*(2)	91,699
8,335	Parex Resources, Inc.*	141,976
3,903	Parsley Energy, Inc. Class A*	77,904
3,463	PDC Energy, Inc.*	150,606
1,700	Petroleo Brasileiro S.A.	12,989
47,121	Petroleo Brasileiro S.A. ADR	717,653
3,747	Phillips 66	353,230
3,617	Pioneer Natural Resources Co.	602,086
12,139	ProPetro Holding Corp.*	268,636
94,137	PTT PCL	143,749
3,862	Roan Resources, Inc.*	21,898
3,027	Royal Dutch Shell plc Class A	96,444
124,994	Royal Dutch Shell plc Class A, ADR	7,940,869
153,043	Royal Dutch Shell plc Class B	4,939,210
85,521	Saipem S.p.A.*	433,804
27,424	Schlumberger Ltd.	1,170,456
116,805	Snam S.p.A.	594,641
18,550	Suncor Energy, Inc.	612,150
240,554	Surgutneftegas PJSC ADR	900,519
2,338	Tallgrass Energy GP L.P.	56,439
4,489	Targa Resources Corp.	180,233
15,074	Tenaris S.A. ADR	418,153
258,009	Total S.A.	14,342,916
76,783	Total S.A. ADR	4,274,510
17,460	Tourmaline Oil Corp.	261,046
63,593	TransCanada Corp.	3,035,695
96,043	Trican Well Service Ltd.*	101,083
11,444	Tullow Oil plc	33,555
2,278	Vermilion Energy, Inc.(2)	58,170
3,769	Viper Energy Partners L.P.	126,714
22,580	WPX Energy, Inc.*	313,636
54,794	YPF S.A. ADR	741,363

		95,088,701

	Food & Staples Retailing - 0.1%
138,256	J Sainsbury plc	401,666

	Food, Beverage & Tobacco - 0.6%
1,797	Adecoagro S.A.*	12,220
5,735	Archer-Daniels-Midland Co.	255,781
18,982	Astra Agro Lestari Tbk PT	14,490
8,245	Australian Agricultural Co., Ltd.*	6,863
24,455	BRF S.A.*	193,652
156,205	Bumitama Agri Ltd.	82,116
3,289	Bunge Ltd.	172,377
45,135	China Agri-Industries Holdings Ltd.	14,548
1,217	Darling Ingredients, Inc.*	26,543
39,415	First Resources Ltd.	53,025
608	Fresh Del Monte Produce, Inc.	17,942
1,562	Glanbia plc	28,714
61,850	Golden Agri-Resources Ltd.	13,151
2,600	GrainCorp Ltd. Class A	16,488
370	Hokuto Corp.	6,368
26,250	Industrias Bachoco S.A.B. de C.V. Class B	107,380
1,308	Ingredion, Inc.	123,933
15,010	IOI Corp. Bhd	16,360
1,340	Kernel Holding S.A.	18,612
8,005	Kuala Lumpur Kepong Bhd	47,900
1,997	MHP SE GDR	22,366
660	NH Foods Ltd.	26,599
1,451	Origin Enterprises plc	8,957
3,759	Pilgrim’s Pride Corp.*	101,155
336	Prima Meat Packers Ltd.	6,168
1,184	S&W Seed Co.*	3,481

Shares or Principal Amount		Market Value†
COMMON STOCKS - 65.8% - (continued)
	Food, Beverage & Tobacco - 0.6% - (continued)
8,340	Sao Martinho S.A.	$40,604
765	Select Harvests Ltd.	3,455
2,725	Suedzucker AG	41,936
4,782	Tate & Lyle plc	47,929
3,474	Tiger Brands Ltd.	60,337
330	Tyson Foods, Inc. Class A	24,753
43,935	Wilmar International Ltd.	117,499

		1,733,702

	Insurance - 0.7%
35,597	Assicurazioni Generali S.p.A.	690,654
30,543	Dai-ichi Life Holdings, Inc.	440,882
804,292	Shin Kong Financial Holding Co., Ltd.	227,886
65,078	T&D Holdings, Inc.	704,866
35,524	Tongyang Life Insurance Co., Ltd.	137,921

		2,202,209

	Materials - 20.4%
108,929	Acacia Mining plc*	208,727
6,493	Agnico Eagle Mines Ltd.	268,890
2,301	Alcoa Corp.*	61,391
4,424	Allegheny Technologies, Inc.*	110,246
196,604	Alrosa PJSC*	286,531
132,991	Alumina Ltd.	210,442
193,345	Aluminum Corp. of China Ltd. Class H*	75,205
337	American Vanguard Corp.	5,304
70,895	Angang Steel Co., Ltd. Class H	47,703
8,659	Anglo American Platinum Ltd.	438,036
104,558	Anglo American plc	2,713,249
11,368	AngloGold Ashanti Ltd.	135,255
21,499	Antofagasta plc	255,575
65,071	ArcelorMittal(2)	1,418,259
126,210	Barrick Gold Corp.	1,604,356
169,443	BHP Group Ltd.	4,483,859
30,025	BHP Group Ltd. ADR(2)	1,589,824
107,258	BHP Group plc	2,531,778
47,996	BHP Group plc ADR	2,262,052
29,400	BlueScope Steel Ltd.	279,382
14,703	Boliden AB	437,560
1,127	Buzzi Unicem S.p.A.(2)	25,127
69,876	Centerra Gold, Inc.*	355,717
10,363	CF Industries Holdings, Inc.	464,055
800,647	China BlueChemical Ltd. Class H	272,894
191,024	China Molybdenum Co., Ltd. Class H	72,067
612,244	China Steel Corp.	494,697
130,682	China Zhongwang Holdings Ltd.(2)	71,361
5,333	Cia de Minas Buenaventura S.A. ADR	86,448
31,412	Cia Siderurgica Nacional S.A.*	116,480
5,736	Cleveland-Cliffs, Inc.	57,303
418	Daido Steel Co., Ltd.	17,055
30,073	Eldorado Gold Corp*	125,104
76,744	Eregli Demir ve Celik Fabrikalari T.A.S.	117,998
6,410	Feng Hsin Steel Co., Ltd.	12,614
57,766	First Quantum Minerals Ltd.	610,128
103	FMC Corp.	8,143
82,757	Fortescue Metals Group Ltd.	418,188
5,230	Franco-Nevada Corp.	374,731
111,679	Freeport-McMoRan, Inc.	1,374,769
6,406	Fresnillo plc	62,742
106,154	Gerdau S.A. ADR(2)	380,031
614,694	Glencore plc	2,438,834
191,670	Gold Fields Ltd.	722,349
203,849	Grupo Mexico S.A.B. de C.V. Class B	598,394
55,454	Harmony Gold Mining Co., Ltd.*	95,009
55,987	Hindalco Industries Ltd.	165,929
57,141	Hitachi Metals Ltd.	660,482

The accompanying notes are an integral part of these financial statements.

78

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 65.8% - (continued)
	Materials - 20.4% - (continued)
4,349	Hyundai Steel Co.	$172,712
78,675	Impala Platinum Holdings Ltd.*	316,407
4,478	Industrias Penoles S.A.B. de C.V.	51,494
1,007	International Paper Co.	47,138
9,079	Intrepid Potash, Inc.*	33,774
2,926	Jastrzebska Spolka Weglowa S.A.*	44,544
27,306	JFE Holdings, Inc.	469,878
73,159	Jiangxi Copper Co., Ltd. Class H	97,043
10,897	Jindal Steel & Power Ltd.*	27,915
32,205	JSR Corp.	491,400
40,359	JSW Steel Ltd.	178,999
3,691	K+S AG	75,158
7,941	KGHM Polska Miedz S.A.*	214,410
147,707	Kinross Gold Corp.*	469,703
14,726	Kobe Steel Ltd.	112,771
472	Korea Zinc Co., Ltd.	183,075
3,159	Kumba Iron Ore Ltd.	95,004
975	Kumiai Chemical Industry Co., Ltd.(2)	7,159
18,546	Kyoei Steel Ltd.	308,159
12,968	LafargeHolcim Ltd.*	665,744
6,106	Louisiana-Pacific Corp.	152,955
45,119	Lundin Mining Corp.	242,148
381	Martin Marietta Materials, Inc.	84,544
2,308	Maruichi Steel Tube Ltd.	63,809
5,832	Mitsubishi Materials Corp.	151,685
34,416	MMC Norilsk Nickel PJSC ADR	765,193
117,661	MMG Ltd.*	50,939
14,383	Mosaic Co.	375,540
21,834	Newcrest Mining Ltd.	385,702
7,964	Newmont Goldcorp Corp.*	246,122
34,190	Newmont Mining Corp.	1,061,941
39,568	Nippon Steel & Sumitomo Metal Corp.	707,744
203,295	Norsk Hydro ASA	875,608
29,033	Nucor Corp.	1,656,913
10,316	Nufarm Ltd.	36,859
6,468	Nutrien Ltd.	350,799
7,763	Pacific Metals Co., Ltd.	170,566
439	Packaging Corp. of America	43,531
285,475	Petra Diamonds Ltd.*	75,569
2,055	Polyus PJSC GDR	80,841
3,923	POSCO	858,680
59,359	Press Metal Aluminium Holdings Bhd	68,255
184,450	Resolute Mining Ltd.	147,533
22,379	Rio Tinto Ltd.	1,508,397
63,153	Rio Tinto plc	3,684,287
50,706	Rio Tinto plc ADR	2,986,583
8,811	Salzgitter AG	291,214
62,662	SEMAFO, Inc.*	166,512
13,803	Severstal PJSC GDR	223,471
37,629	Shougang Fushan Resources Group Ltd.	9,121
84,600	Sinofert Holdings Ltd.*(2)	10,467
279,275	South32 Ltd.	659,667
16,238	Southern Copper Corp.	623,864
23,424	Steel Dynamics, Inc.	742,072
12,693	Sumitomo Metal Mining Co., Ltd.	399,244
17,973	Tata Steel Ltd.	144,036
43,386	Teck Resources Ltd. Class B	1,025,952
21,049	thyssenkrupp AG	296,762
44,381	Tokyo Steel Manufacturing Co., Ltd.	380,071
48,515	Turquoise Hill Resources Ltd.*	72,427
1,492	United States Steel Corp.	23,275
165,340	Vale S.A.*	2,112,554
100,241	Vale S.A. ADR	1,281,080
76,058	Vedanta Ltd.	182,603
5,225	Vicat S.A.	276,319

Shares or Principal Amount		Market Value†
COMMON STOCKS - 65.8% - (continued)
	Materials - 20.4% - (continued)
6,181	voestalpine AG	$198,868
1,667	Vulcan Materials Co.	210,225
149,782	Western Areas Ltd.	239,336
12,309	Wheaton Precious Metals Corp.	266,265
14,283	Yamato Kogyo Co., Ltd.	396,567
3,893	Yara International ASA	176,018
29,450	Zhaojin Mining Industry Co., Ltd. Class H	25,371
169,420	Zijin Mining Group Co., Ltd. Class H	66,183

		61,017,047

	Media & Entertainment - 0.2%
13,828	Comcast Corp. Class A	601,933

	Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
16,837	Auxly Cannabis Group, Inc.*	10,557
445	Bayer AG	29,617
2,338	Genus plc	73,624
1,742	Green Organic Dutchman Holdings Ltd. UNIT(3)(4)	5,851
104	Tilray, Inc.*	5,338

		124,987

	Real Estate - 0.7%
3,245	American Tower Corp. REIT	633,749
32,084	British Land Co. plc REIT	248,929
5,314	Equity LifeStyle Properties, Inc. REIT	620,144
6,527	Five Point Holdings LLC Class A*	55,545
21,187	Land Securities Group plc REIT	255,344
18,099	Mitsubishi Estate Co., Ltd.	306,053

		2,119,764

	Retailing - 0.2%
56,000	Petrobras Distribuidora S.A.	338,477
21,714	Xebio Holdings Co., Ltd.(2)	228,601

		567,078

	Semiconductors & Semiconductor Equipment - 0.1%
9,210	Tokyo Seimitsu Co., Ltd.	267,523

	Telecommunication Services - 1.5%
265,507	BT Group plc	792,277
63,009	China Mobile Ltd.	601,194
1,060,384	China Telecom Corp. Ltd. Class H	549,577
2,422,000	China Tower Corp. Ltd. Class H(1)	655,725
581,322	China Unicom Hong Kong Ltd.	690,246
16,516	KT Corp.	386,562
13,532	KT Corp. ADR	162,790
37,230	MTN Group Ltd.	269,736
15,431	NTT DOCOMO, Inc.	335,093

		4,443,200

	Transportation - 0.7%
499	AP Moller - Maersk A/S Class B	643,258
5,612	Canadian National Railway Co.	521,279
19,670	D/S Norden A/S	312,025
1,622	Kirby Corp.*	132,550
904,424	Pacific Basin Shipping Ltd.	185,824
137,810	PostNL N.V.(2)	357,472
215	Union Pacific Corp.	38,064

		2,190,472

	Utilities - 3.0%
9,190	Avangrid, Inc.	470,620
82,677	Beijing Enterprises Holdings Ltd.	440,529
260,949	Centrica plc	362,763
627,620	China Longyuan Power Group Corp. Ltd. Class H	432,806
10,600	Cia de Saneamento do Parana	211,941
45,278	CK Infrastructure Holdings Ltd.	367,183

The accompanying notes are an integral part of these financial statements.

79

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
COMMON STOCKS - 65.8% - (continued)
		Utilities - 3.0% - (continued)
	50,129	E.ON SE	$538,973
	8,088	Edison International	515,772
	126,515	Enel Americas S.A.	22,200
	80,431	Enel S.p.A.	509,302
	60,396	Engie S.A.	896,428
	35,799	ENN Energy Holdings Ltd.	338,336
	156,316	Guangdong Investment Ltd.	292,415
	1,268,878	Huaneng Renewables Corp. Ltd. Class H	365,766
	78,322	Iberdrola S.A.	711,743
	2,863	Innogy SE*	124,271
	38,867	National Grid plc	425,824
	2,022	NextEra Energy Partners L.P.(2)	93,073
	2,491	NextEra Energy, Inc.	484,350
	9,922	Osaka Gas Co., Ltd.	183,546
	4,142	Sempra Energy	529,969
	10,925	Severn Trent plc	290,807
	8,680	UGI Corp.	473,147

			9,081,764

		Total Common Stocks (cost $193,302,432)	$196,871,706

CORPORATE BONDS - 0.5%
		Construction Materials - 0.1%
	$150,000	Eagle Materials, Inc. 4.50%, 08/01/2026	$152,114

		Electric - 0.0%
	100,000	Abu Dhabi National Energy Co. PJSC 6.25%, 09/16/2019(5)	101,200

		Home Builders - 0.0%
	100,000	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc. 5.63%, 03/01/2024(1)	101,000

		Iron/Steel - 0.1%
	75,000	AK Steel Corp. 7.63%, 10/01/2021	74,625
		United States Steel Corp.
	100,000	6.25%, 03/15/2026	89,750
	75,000	6.65%, 06/01/2037	62,250
	10,000	6.88%, 08/15/2025	9,384

			236,009

		Mining - 0.1%
	105,000	New Gold, Inc. 6.38%, 05/15/2025(1)	84,525
	125,000	Teck Resources Ltd. 8.50%, 06/01/2024(1)	133,754

			218,279

		Oil & Gas - 0.1%
	145,000	Carrizo Oil & Gas, Inc. 6.25%, 04/15/2023(2)	140,985
	50,000	Diamondback Energy, Inc. 4.75%, 11/01/2024	51,063
GBP	100,000	Gazprom OAO Via Gaz Capital S.A. 5.34%, 09/25/2020(5)	136,312
	$165,000	Laredo Petroleum, Inc. 6.25%, 03/15/2023(2)	152,212
	75,000	Noble Energy, Inc. 6.00%, 03/01/2041	84,640
	50,000	Occidental Petroleum Corp. 4.40%, 04/15/2046	50,376

			615,588

		Oil & Gas Services - 0.1%
	200,000	Alpha Star Holding Ltd. 6.25%, 04/20/2022(5)	190,440

		Total Corporate Bonds (cost $1,641,990)	$1,614,630

FOREIGN GOVERNMENT OBLIGATIONS - 2.1%
		Argentina - 0.1%
ARS	4,100,000	Argentina POM Politica Monetaria 70.35%, 06/21/2020(6)	$92,406

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 2.1% - (continued)
		Argentina - 0.1% - (continued)
		Argentine Republic Government International Bond
EUR	100,000	3.38%, 01/15/2023	$80,848
	125,000	5.00%, 01/15/2027(5)	93,934

			267,188

		Germany - 0.3%
	819,000	Deutsche Bundesrepublik Inflation Linked Bond 0.10%, 04/15/2026(5)(7)	1,015,985

		Greece - 0.0%
	18,925,000	Hellenic Republic Government Bond 0.00%, 10/15/2042(6)	81,636

		Indonesia - 0.3%
IDR	10,509,000,000	Indonesia Treasury Bond 8.38%, 03/15/2034	744,848

		Israel - 0.1%
ILS	851,755	Israel Government Bond - CPI Linked 1.00%, 05/31/2045(7)	219,618

		Italy - 0.1%
EUR	246,758	Italy Buoni Poliennali Del Tesoro 1.25%, 09/15/2032(1)(5)(7)	257,673

		Japan - 0.4%
		Japanese Government CPI Linked Bond
JPY	98,645,625	0.10%, 03/10/2026(7)	914,306
	41,934,771	0.10%, 03/10/2028(7)	391,133

			1,305,439

		Mexico - 0.4%
MXN	4,300,300	Mexican Bonos 8.00%, 11/07/2047	214,378
		Mexican Udibonos
	16,572,191	2.00%, 06/09/2022(7)	823,896
	4,027,545	4.00%, 11/08/2046(7)	213,138

			1,251,412

		Russia - 0.4%
RUB	46,800,000	Russian Federal Bond - OFZ 6.90%, 05/23/2029	670,475
	29,543,167	Russian Federal Inflation Linked Bond - OFZ 2.50%, 02/02/2028(7)	425,796

			1,096,271

		Total Foreign Government Obligations (cost $6,465,672)	$6,240,070

U.S. GOVERNMENT SECURITIES - 21.0%
		U.S. Treasury Bonds - 2.9%
	$499,080	0.75%, 02/15/2045(7)	$475,701
	230,342	0.88%, 02/15/2047(7)	225,952
	117,334	1.00%, 02/15/2046(7)	118,577
	728,798	1.75%, 01/15/2028(7)	803,312
	3,178,406	2.00%, 01/15/2026(7)	3,496,609
	1,270,427	2.38%, 01/15/2025(7)	1,408,840
	810,114	2.38%, 01/15/2027(7)	923,254
	940,520	3.63%, 04/15/2028(7)	1,190,881

			8,643,126

		U.S. Treasury Notes - 18.1%
	1,015,940	0.13%, 04/15/2021(7)	1,007,966
	3,831,518	0.13%, 01/15/2022(7)	3,800,878
	7,741,915	0.13%, 01/15/2023(7)	7,664,100
	1,742,013	0.13%, 07/15/2024(7)(8)	1,723,962
	1,288,266	0.13%, 07/15/2026(7)	1,258,416
	5,365,228	0.25%, 01/15/2025(7)	5,308,816
	2,565,770	0.38%, 07/15/2023(7)	2,574,575
	1,946,309	0.38%, 07/15/2025(7)	1,943,969
	1,694,153	0.38%, 01/15/2027(7)	1,676,102

The accompanying notes are an integral part of these financial statements.

80

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT SECURITIES - 21.0% - (continued)
	U.S. Treasury Notes - 18.1% - (continued)
$1,222,379	0.38%, 07/15/2027(7)	$1,210,769
1,080,780	0.50%, 01/15/2028(7)	1,076,988
2,454,252	0.63%, 07/15/2021(7)(8)	2,474,904
2,497,580	0.63%, 04/15/2023(7)	2,517,339
5,208,302	0.63%, 01/15/2024(7)(9)	5,264,726
2,602,800	0.63%, 01/15/2026(7)	2,626,733
6,961,096	0.75%, 07/15/2028(7)	7,106,866
1,261,184	0.88%, 01/15/2029(7)	1,299,279
2,066,800	1.25%, 07/15/2020(7)	2,093,602
1,516,232	1.38%, 01/15/2020(7)	1,527,663

		54,157,653

	Total U.S. Government Securities (cost $62,282,425)	$62,800,779

CONVERTIBLE BONDS - 0.0%
	Construction Materials - 0.0%
75,000	Cemex S.A.B. de C.V. 3.72%, 03/15/2020	$74,621

EXCHANGE-TRADED FUNDS - 4.0%
	Other Investment Pools & Funds - 4.0%
116,745	Energy Select Sector SPDR Fund	$7,718,012
88,647	Invesco Senior Loan ETF	2,036,221
99,555	VanEck Vectors Gold Miners ETF	2,079,704

	Total Exchange-Traded Funds (cost $12,025,299)	$11,833,937

PREFERRED STOCKS - 0.2%
	Materials - 0.1%
50,954	Gerdau S.A.*	$183,877

	Telecommunication Services - 0.0%
13,700	Telefonica Brasil S.A.*	162,712

	Utilities - 0.1%
32,300	Cia Paranaense de Energia	339,384

	Total Preferred Stocks (cost $630,426)	$685,973

	Total Long-Term Investments (cost $276,424,565)	$280,121,716

SHORT-TERM INVESTMENTS - 6.2%
	Other Investment Pools & Funds - 5.5%
16,573,665	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(10)	$16,573,665

	Securities Lending Collateral - 0.7%
100,811	Citibank NA DDCA, 2.42%, 5/1/2019(10)	100,811
980,710	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.34%(10)	980,710
208,732	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.36%(10)	208,732
360,405	Invesco Government & Agency Portfolio, Institutional Class, 2.33%(10)	360,405
334,881	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(10)	334,881

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 6.2% - (continued)
	Securities Lending Collateral - 0.7% - (continued)
30,685	Western Asset Institutional Government Class A Fund, Institutional Class, 2.29%(10)	$30,685

		2,016,224

	Total Short-Term Investments (cost $18,589,889)	$18,589,889

Total Investments Excluding Purchased Options (cost $295,014,454)	99.8%	$298,711,605

Total Purchased Options (cost $13,512)	0.0%	$5,005

Total Investments (cost $295,027,966)	99.8%	$298,716,610
Other Assets and Liabilities	0.2%	606,842

Total Net Assets	100.0%	$299,323,452

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

The Consolidated Schedule of Investments includes investments held by The Hartford Cayman Global Real-Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of April 30, 2019, the Fund invested 13.9% of its total assets in the Subsidiary.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $1,620,343, representing 0.5% of net assets.

(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(3)	Investment valued using significant unobservable inputs.

(4)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2019, the aggregate fair value of these securities was $5,851, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(5)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except

The accompanying notes are an integral part of these financial statements.

81

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $1,795,544, representing 0.6% of net assets.

(6)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(7)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(8)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(9)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

(10)	Current yield as of period end.

Exchange-Traded Option Contracts Outstanding at April 30, 2019
Description	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
Coffee Future Option	97.50 USD	06/13/19	4		150,000	$3,105	$5,639	$(2,534)
Corn Future Option	400.00 USD	06/21/19	19		95,000	1,900	7,873	(5,973)

Total Calls					245,000	$5,005	$13,512	$(8,507)

Total purchased option contracts					245,000	$5,005	$13,512	$(8,507)

Written option contracts:
Puts
Coffee Future Option	90.00 USD	06/13/19	(4)	USD	(150,000)	$(3,270)	$(2,825)	$(445)

Total written option contracts					(150,000)	$(3,270)	$(2,825)	$(445)

Futures Contracts Outstanding at April 30, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Brent Crude Oil Future	8	06/28/2019	$571,600	$2,730
Brent Crude Oil Future	7	07/31/2019	496,370	31,027
Brent Crude Oil Future	2	10/31/2019	139,280	15,897
Coffee ‘C’ Future	5	07/19/2019	174,656	(22,953)
Coffee ‘C’ Future	32	07/29/2019	2,323,200	(26,127)
Corn Future	76	07/12/2019	1,377,500	(56,654)
Gasoline RBOB Future	3	06/28/2019	256,183	1,386
Gold 100oz Future	23	06/26/2019	2,957,110	17,749
Gold 100oz Future	7	08/28/2019	904,190	10,892
KC Hard Red Winter Wheat Future	39	07/12/2019	768,300	(176,040)
LME Copper Future	8	06/19/2019	1,283,100	34,764
LME Nickel Future	5	06/19/2019	365,475	(31,228)
LME Nickel Future	1	09/18/2019	73,446	(1,553)
LME Primary Aluminum Future	37	06/19/2019	1,652,050	(204,694)
LME Primary Aluminum Future	12	09/18/2019	543,075	(20,690)
LME Zinc Future	8	06/19/2019	574,200	75,183
LME Zinc Future	1	09/18/2019	70,075	397
LME Zinc Future	4	12/18/2019	276,700	25,188
Lean Hogs Future	14	06/14/2019	494,060	(35,573)
Lean Hogs Future	5	08/14/2019	186,150	(4,260)
Low Sulphur Gas Oil Future	4	07/11/2019	255,400	826
NY Harbor ULSD Future	3	05/31/2019	261,816	6,234
Natural Gas Future	10	06/26/2019	261,700	(14,389)
Natural Gas Future	8	09/26/2019	213,440	(10,107)
Platinum Future	4	07/29/2019	178,340	11,865
Silver Future	21	07/29/2019	1,573,320	(3,318)
Soybean Future	9	07/12/2019	384,300	(42,592)
Soybean Meal Future	8	07/12/2019	240,080	(4,744)
Soybean Oil Future	7	07/12/2019	117,096	(6,155)
Sugar No. 11 Future	20	06/28/2019	276,416	(8,162)
U.S. Treasury 5-Year Note Future	10	06/28/2019	1,156,406	6,622

The accompanying notes are an integral part of these financial statements.

82

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Futures Contracts Outstanding at April 30, 2019 – (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts – (continued):
WTI Crude Future	9	06/20/2019	$575,820	$(5,747)
Wheat Future	8	07/12/2019	171,500	(5,564)

Total				$(439,790)

Short position contracts:
Cattle Feeder Future	5	08/29/2019	$372,875	$16,523
Euro-Bund Future	4	06/06/2019	741,647	(4,923)
ICE NewCastle Coal Future	1	05/31/2019	87,300	5,638
ICE NewCastle Coal Future	1	06/28/2019	87,700	5,238
ICE NewCastle Coal Future	1	07/26/2019	88,050	3,788
ICE NewCastle Coal Future	1	08/30/2019	88,500	3,338
ICE NewCastle Coal Future	1	09/27/2019	88,800	3,338
ICE NewCastle Coal Future	1	10/25/2019	89,250	(3,662)
ICE NewCastle Coal Future	1	11/29/2019	89,600	(4,012)
Japanese 10-Year Bond Future	1	06/13/2019	1,371,067	(6)
LME Copper Future	3	06/19/2019	481,162	1,715
LME Primary Aluminum Future	34	06/19/2019	1,518,100	86,988
LME Zinc Future	8	06/19/2019	574,200	(44,112)
LME Zinc Future	3	12/18/2019	207,525	(5,339)
LME Zinc Future	1	12/14/2020	66,175	593
Lean Hogs Future	10	07/15/2019	369,500	(56,339)
Lean Hogs Future	6	12/13/2019	196,740	5,727
Live Cattle Future	4	06/28/2019	182,800	12,313
Mini-10-Year JGB Future	1	06/12/2019	137,098	24
U.S. Treasury 10-Year Note Future	74	06/19/2019	9,151,719	(89,586)
U.S. Treasury Ultra Bond Future	7	06/19/2019	1,149,969	(16,341)
WTI Crude Future	5	11/19/2021	281,050	(10,476)

Total				$(89,573)

Total futures contracts				$(529,363)

OTC Credit Default Swap Contracts Outstanding at April 30, 2019
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CMBX.NA.BBB-.7	GSC	USD	150,000	(3.00%)	01/17/47	Monthly	$8,416	$—	$5,359	$(3,057)
CMBX.NA.BBB-.8	GSC	USD	150,000	(3.00%)	10/17/57	Monthly	12,683	—	7,730	(4,953)

Total							$21,099	$—	$13,089	$(8,010)

Total traded indices							$21,099	$—	$13,089	$(8,010)

Credit default swaps on single-name issues:
Sell protection:
AK Steel Corp.	GSC	USD	75,000	5.00%	12/20/23	Quarterly	$671	$—	$(8,339)	$(9,010)

Total single-name issues							$671	$—	$(8,339)	$(9,010)

Total OTC contracts							$21,770	$—	$4,750	$(17,020)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

83

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2019
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ITRAXX.EUR.31.V1	EUR	2,680,000	(1.00%)	06/20/24	Quarterly	$(62,327)	$(67,173)	$(4,846)

Total						$(62,327)	$(67,173)	$(4,846)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Total Return Swap Contracts Outstanding at April 30, 2019
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Bloomberg Corn Subindex	JPM	USD	60,952	(0.12%)	05/31/19	Monthly	$—	$—	$—	$—
Bloomberg Roll Select Agriculture	SGG	USD	872,153	(0.18%)	05/31/19	Monthly	—	—	—	—
Bloomberg Roll Select Energy	SGG	USD	303,279	(0.07%)	10/31/19	Monthly	—	—	—	—
Bloomberg Roll Select Energy	SGG	USD	602,179	(0.07%)	10/31/19	Monthly	—	—	—	—
Bloomberg Roll Select Industrial	SGG	USD	298,702	(0.11%)	01/31/20	Monthly	—	—	—	—
Bloomberg Roll Select Industrial	SGG	USD	294,068	(0.11%)	01/31/20	Monthly	—	—	—	—
Bloomberg Roll Select Industrial	SGG	USD	911,554	(0.11%)	01/31/20	Monthly	—	—	—	—
Bloomberg Roll Select Precious	SGG	USD	2,420,968	(0.11%)	01/31/20	Monthly	—	—	—	—
Bloomberg Roll Select Precious	SGG	USD	293,780	(0.09%)	01/31/20	Monthly	—	—	—	—
Bloomberg Soybean Meal Subindex	MSC	USD	47,583	(0.40%)	06/28/19	Monthly	—	—	—	—
Bloomberg Soybean Meal Subindex	BCYY	USD	35,061	(0.35%)	08/30/19	Monthly	—	—	—	—
Bloomberg Wheat Subindex	JPM	USD	61,766	(0.07%)	10/31/19	Monthly	—	—	—	—
Bloomberg Wheat Subindex	BCLY	USD	92,791	—	10/31/19	Monthly	—	—	—	—
Markit iBoxx USD Liquid Leveraged Loan Index	GSC	USD	1,350,000	(2.63%)	06/20/19	Quarterly	—	(482)	98,805	99,287
Phys Uranium 308 Phys Spot	GSC	USD	208,339	—	06/24/19	Maturity	—	—	(28,012)	(28,012)
Phys Uranium 308 Phys Spot	GSC	USD	263,404	—	06/28/19	Maturity	—	—	(38,813)	(38,813)
S&P SPGCINP	GSC	USD	90,081	(0.10%)	05/31/19	Monthly	—	—	—	—
Silver Spot Index	GSC	USD	56,930	—	05/31/19	Maturity	—	—	1,453	1,453

Total							$—	$(482)	$33,433	$33,915

Foreign Currency Contracts Outstanding at April 30, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
1,895,000	AUD	1,334,279	USD	JPM	05/31/19	$2,644	$—
1,000	BRL	253	USD	HSBC	05/03/19	2	—
1,000	BRL	253	USD	BNP	05/03/19	1	—
5,180,000	BRL	1,339,020	USD	MSC	05/03/19	—	(18,323)
5,180,000	BRL	1,302,342	USD	MSC	06/04/19	15,143	—
1,800,000	CAD	1,338,982	USD	BCLY	05/31/19	5,707	—
5,373,200,000	COP	1,669,862	USD	JPM	05/31/19	—	(10,804)
361,000	EUR	406,043	USD	BCLY	05/31/19	—	(58)
454,000	EUR	510,687	USD	JPM	05/31/19	—	(114)
2,250,000	GBP	2,919,105	USD	JPM	05/31/19	19,891	—
10,931,000,000	IDR	769,031	USD	UBS	05/31/19	—	(4,705)
215,195,000	JPY	1,928,720	USD	ANZ	05/31/19	8,169	—
301,530,000	KRW	260,299	USD	BCLY	05/31/19	—	(1,896)
1,440,000	MXN	75,300	USD	CBK	05/31/19	279	—
3,570,000	NOK	416,951	USD	MSC	05/31/19	—	(2,630)
230,000	NZD	151,948	USD	GSC	05/31/19	1,758	—
170,000	NZD	112,690	USD	ANZ	05/31/19	919	—
2,515,000	PEN	754,643	USD	BNP	05/31/19	4,946	—
50,443,000	RUB	783,617	USD	GSC	05/31/19	—	(6,938)
259	USD	1,000	BRL	BNP	05/03/19	4	—
254	USD	1,000	BRL	HSBC	05/03/19	—	(1)
1,305,444	USD	5,180,000	BRL	MSC	05/03/19	—	(15,253)

The accompanying notes are an integral part of these financial statements.

84

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
13,965,027	USD	12,415,000	EUR	JPM	05/31/19	$3,051	$(65)
449,355	USD	401,000	EUR	SSG	05/31/19	—	(1,614)
140,117	USD	108,000	GBP	JPM	05/31/19	—	(955)
769,963	USD	10,944,251,000	IDR	UBS	05/31/19	4,711	—
208,316	USD	751,000	ILS	BNP	05/31/19	—	(847)
24,103	USD	2,695,971	JPY	SSG	05/08/19	—	(115)
1,313,424	USD	146,544,000	JPY	ANZ	05/31/19	—	(5,563)
261,540	USD	301,530,000	KRW	JPM	05/31/19	3,138	—
152,729	USD	2,920,000	MXN	GSC	05/31/19	—	(528)
1,045,886	USD	20,001,000	MXN	CBK	05/31/19	—	(3,878)
264,967	USD	400,000	NZD	BCLY	05/31/19	—	(2,349)
1,120,332	USD	72,118,000	RUB	GSC	05/31/19	9,919	—
29,060,000	ZAR	2,016,444	USD	BCLY	05/31/19	7,578	—

Total						$87,860	$(76,636)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$386,639	$—	$386,639	$—
Banks	7,202,795	—	7,202,795	—
Capital Goods	5,679,472	3,644,112	2,035,360	—
Commercial & Professional Services	1,018,982	243,884	775,098	—
Consumer Durables & Apparel	756,364	756,364	—	—
Diversified Financials	1,987,408	610,453	1,376,955	—
Energy	95,088,701	56,012,430	39,076,271	—
Food & Staples Retailing	401,666	—	401,666	—
Food, Beverage & Tobacco	1,733,702	1,321,254	412,448	—
Insurance	2,202,209	—	2,202,209	—
Materials	61,017,047	25,748,405	35,268,642	—
Media & Entertainment	601,933	601,933	—	—
Pharmaceuticals, Biotechnology & Life Sciences	124,987	45,512	73,624	5,851
Real Estate	2,119,764	1,309,438	810,326	—
Retailing	567,078	338,477	228,601	—
Semiconductors & Semiconductor Equipment	267,523	—	267,523	—
Telecommunication Services	4,443,200	162,790	4,280,410	—
Transportation	2,190,472	691,893	1,498,579	—
Utilities	9,081,764	2,925,343	6,156,421	—
Corporate Bonds	1,614,630	—	1,614,630	—
Foreign Government Obligations	6,240,070	—	6,240,070	—
U.S. Government Securities	62,800,779	—	62,800,779	—
Convertible Bonds	74,621	—	74,621	—
Exchange-Traded Funds	11,833,937	11,833,937	—	—
Preferred Stocks	685,973	685,973	—	—
Short-Term Investments	18,589,889	18,589,889	—	—
Purchased Options	5,005	5,005	—	—
Foreign Currency Contracts(2)	87,860	—	87,860	—
Futures Contracts(2)	385,983	385,983	—	—
Swaps - Total Return(2)	100,740	—	100,740	—

Total	$299,291,193	$125,913,075	$173,372,267	$5,851

The accompanying notes are an integral part of these financial statements.

85

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Description	Total	Level 1	Level 2	Level 3(1)
Liabilities
Foreign Currency Contracts(2)	$(76,636)	$—	$(76,636)	$—
Futures Contracts(2)	(915,346)	(915,346)	—	—
Swaps - Credit Default(2)	(21,866)	—	(21,866)	—
Swaps - Total Return(2)	(66,825)	—	(66,825)	—
Written Options	(3,270)	(3,270)	—	—

Total	$(1,083,943)	$(918,616)	$(165,327)	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended April 30, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

86

The Hartford Growth Allocation Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.9%
	Domestic Equity Funds - 59.2%
3,232,450	Hartford Core Equity Fund, Class F	$103,050,491
1,529,691	Hartford Multifactor US Equity ETF	48,980,706
1,686,634	Hartford Quality Value Fund, Class F	33,513,414
2,341,125	Hartford Small Cap Value Fund, Class F	25,167,098
3,942,472	The Hartford Equity Income Fund, Class F	75,971,436
805,158	The Hartford Growth Opportunities Fund, Class F	35,161,258
1,123,321	The Hartford MidCap Fund, Class F	35,328,452
646,432	The Hartford Small Company Fund, Class F	14,150,386

	Total Domestic Equity Funds (cost $346,330,590)	371,323,241

	International/Global Equity Funds - 21.0%
1,179,903	Hartford Emerging Markets Equity Fund, Class F	10,701,717
1,528,307	Hartford Multifactor Developed Markets (ex-US) ETF	43,510,900
4,916,633	Hartford Schroders International Multi-Cap Value Fund, Class F	45,085,526
2,107,026	The Hartford International Opportunities Fund, Class F	32,469,268

	Total International/Global Equity Funds (cost $131,834,942)	131,767,411

	Multi-Strategy Funds - 3.5%
2,477,078	The Hartford Global Real Asset Fund, Class F	22,293,705

	Total Multi-Strategy Funds (cost $22,183,524)	22,293,705

	Taxable Fixed Income Funds - 16.2%
1,268,560	Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Class F	11,543,896
439,354	Hartford Short Duration ETF	17,793,837
366,562	Hartford Total Return Bond ETF	14,629,489
2,550,763	The Hartford Quality Bond Fund, Class F	24,971,972
918,287	The Hartford Strategic Income Fund, Class F	7,759,524

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.9% - (continued)
	Taxable Fixed Income Funds - 16.2% - (continued)
2,332,932	The Hartford World Bond Fund, Class F	$24,822,400

	Total Taxable Fixed Income Funds (cost $102,076,479)	101,521,118

	Total Affiliated Investment Companies (cost $602,425,535)	$626,905,475

SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
1,280,797	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 2.37%(1)	$1,280,797

	Total Short-Term Investments (cost $1,280,797)	$1,280,797

Total Investments (cost $603,706,332)	100.1%	$628,186,272
Other Assets and Liabilities	(0.1)%	(470,390)

Total Net Assets	100.0%	$627,715,882

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Affiliated Investment Companies	$626,905,475	$626,905,475	$—	$—
Short-Term Investments	1,280,797	1,280,797	—	—

Total	$628,186,272	$628,186,272	$—	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

87

Hartford Moderate Allocation Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.8%
	Domestic Equity Funds - 44.9%
1,624,370	Hartford Core Equity Fund, Class F	$51,784,902
765,355	Hartford Multifactor US Equity ETF	24,506,667
792,198	Hartford Quality Value Fund, Class F	15,740,967
1,158,279	Hartford Small Cap Value Fund, Class F	12,451,498
1,964,233	The Hartford Equity Income Fund, Class F	37,850,771
464,343	The Hartford Growth Opportunities Fund, Class F	20,277,872
546,436	The Hartford MidCap Fund, Class F	17,185,424
383,002	The Hartford Small Company Fund, Class F	8,383,923

	Total Domestic Equity Funds (cost $174,624,804)	188,182,024

	International/Global Equity Funds - 15.8%
611,551	Hartford Emerging Markets Equity Fund, Class F	5,546,767
864,559	Hartford Multifactor Developed Markets (ex-US) ETF	24,613,995
2,309,058	Hartford Schroders International Multi-Cap Value Fund, Class F	21,174,058
968,889	The Hartford International Opportunities Fund, Class F	14,930,576

	Total International/Global Equity Funds (cost $66,841,652)	66,265,396

	Multi-Strategy Funds - 3.0%
1,391,775	The Hartford Global Real Asset Fund, Class F	12,525,974

	Total Multi-Strategy Funds (cost $12,460,034)	12,525,974

	Taxable Fixed Income Funds - 36.1%
1,397,607	Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Class F	12,718,224
459,744	Hartford Short Duration ETF	18,619,632
513,376	Hartford Total Return Bond ETF	20,488,836
1,026,028	The Hartford Inflation Plus Fund, Class F	10,732,255
3,646,359	The Hartford Quality Bond Fund, Class F	35,697,858

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.8% - (continued)
	Taxable Fixed Income Funds - 36.1% - (continued)
1,976,841	The Hartford Strategic Income Fund, Class F	$16,704,305
3,404,366	The Hartford World Bond Fund, Class F	36,222,452

	Total Taxable Fixed Income Funds (cost $152,532,032)	151,183,562

	Total Affiliated Investment Companies (cost $406,458,522)	$418,156,956

SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
899,084	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 2.37%(1)	$899,084

	Total Short-Term Investments (cost $899,084)	$899,084

Total Investments (cost $407,357,606)	100.0%	$419,056,040
Other Assets and Liabilities	0.0%	(110,930)

Total Net Assets	100.0%	$418,945,110

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Affiliated Investment Companies	$418,156,956	$418,156,956	$—	$—
Short-Term Investments	899,084	899,084	—	—

Total	$419,056,040	$419,056,040	$—	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

88

Hartford Multi-Asset Income Fund

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.9%
	Asset-Backed - Finance & Insurance - 0.0%
$32,525	Long Beach Mortgage Loan Trust 1 mo. USD LIBOR + 0.170%, 2.65%, 12/25/2036(1)	$15,863

	Asset-Backed - Home Equity - 0.3%
109,888	GSAA Home Equity Trust 1 mo. USD LIBOR + 0.090%, 2.57%, 12/25/2036(1)	47,915
362,322	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037(2)	166,051
40,000	Soundview Home Loan Trust 1 mo. USD LIBOR + 0.250%, 2.73%, 11/25/2036(1)	37,126

		251,092

	Commercial Mortgage-Backed Securities - 0.5%
145,000	CAMB Commercial Mortgage Trust 1 mo. USD LIBOR + 3.250%, 5.72%, 12/15/2037(1)(3)	146,450
50,000	Citigroup Commercial Mortgage Trust 4.76%, 03/10/2047(3)(4)	48,210
175,000	Commercial Mortgage Trust 4.72%, 10/15/2045(3)(4)	40,262
140,000	JP Morgan Chase Commercial Mortgage Securities Trust 2.73%, 10/15/2045(3)(4)	75,807
15,000	Wells Fargo Commercial Mortgage Trust 4.24%, 05/15/2048(4)	14,310
115,599	WF-RBS Commercial Mortgage Trust 3.02%, 11/15/2047(3)	62,533

		387,572

	Whole Loan Collateral CMO - 1.1%
	Alternative Loan Trust
52,475	1 mo. USD LIBOR + 0.140%, 2.62%, 04/25/2047(1)	49,190
39,282	1 mo. USD LIBOR + 0.450%, 2.93%, 04/25/2035(1)	36,363
48,244	12 mo. USD MTA + 1.350%, 3.80%, 08/25/2035(1)	44,087
43,612	Bear Stearns Alt-A Trust 1 mo. USD LIBOR + 0.320%, 2.80%, 08/25/2036(1)	45,477
14,243	CHL Mortgage Pass-Through Trust 4.07%, 03/20/2036(4)	13,100
	Fannie Mae Connecticut Avenue Securities
162,000	1 mo. USD LIBOR + 2.200%, 4.68%, 01/25/2030(1)	164,496
220,000	1 mo. USD LIBOR + 2.550%, 5.03%, 12/25/2030(1)	223,627
40,000	1 mo. USD LIBOR + 3.550%, 6.03%, 07/25/2029(1)	42,943
80,143	1 mo. USD LIBOR + 4.350%, 6.83%, 05/25/2029(1)	87,086
91,904	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.54%, 06/25/2036(4)	80,520
56,779	Residential Accredit Loans, Inc. 1 mo. USD LIBOR + 0.250%, 2.73%, 08/25/2037(1)	53,094
38,394	Residential Asset Securitization Trust 5.50%, 06/25/2035	33,992
	Structured Agency Credit Risk Trust
21,327	1 mo. USD LIBOR + 1.650%, 4.13%, 04/25/2043(1)(3)	21,482
25,000	1 mo. USD LIBOR + 2.100%, 4.58%, 09/25/2048(1)(3)	24,926
15,270	Wells Fargo Mortgage Backed Securities Trust 4.96%, 03/25/2036(4)	15,217

		935,600

	Total Asset & Commercial Mortgage Backed Securities (cost $1,749,124)	$1,590,127

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 23.5%
		Advertising - 0.0%
	$5,000	Lamar Media Corp. 5.75%, 02/01/2026(3)	$5,250

		Aerospace/Defense - 0.6%
	10,000	DAE Funding LLC 5.00%, 08/01/2024(3)	10,275
	200,000	Harris Corp. 2.70%, 04/27/2020	199,689
		Lockheed Martin Corp.
	150,000	3.35%, 09/15/2021	152,373
	75,000	3.80%, 03/01/2045	73,244
	30,000	TransDigm, Inc. 6.25%, 03/15/2026(3)	31,238

			466,819

		Agriculture - 0.7%
	135,000	Altria Group, Inc. 4.00%, 01/31/2024	138,740
	150,000	BAT Capital Corp. 3.56%, 08/15/2027	142,809
	75,000	Nutrien Ltd. 4.13%, 03/15/2035	70,906
		Reynolds American, Inc.
	75,000	4.85%, 09/15/2023	79,013
	175,000	6.88%, 05/01/2020	181,338

			612,806

		Airlines - 0.0%
	10,000	Bombardier, Inc. 7.88%, 04/15/2027(3)	10,063

		Apparel - 0.1%
	75,000	NIKE, Inc. 2.38%, 11/01/2026	72,441

		Auto Manufacturers - 0.5%
		General Motors Co.
	80,000	5.40%, 04/01/2048	77,521
	10,000	6.60%, 04/01/2036	10,949
	75,000	General Motors Financial Co., Inc. 4.00%, 10/06/2026	73,745
CAD	200,000	Toyota Credit Canada, Inc. 1.80%, 02/19/2020(5)	149,004
	200,000	VW Credit Canada, Inc. 2.50%, 10/01/2019(5)	149,354

			460,573

		Auto Parts & Equipment - 0.1%
	$5,000	Adient U.S. LLC 7.00%, 05/15/2026(3)	5,119
	100,000	Aptiv Corp. 4.15%, 03/15/2024	103,214
		Panther BF Aggregator 2 L.P. / Panther Finance Co., Inc.
	5,000	6.25%, 05/15/2026(3)	5,206
	5,000	8.50%, 05/15/2027(3)	5,170

			118,709

		Beverages - 0.7%
	135,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 3.65%, 02/01/2026(3)	135,442
	35,000	Anheuser-Busch InBev Finance, Inc. 2.63%, 01/17/2023	34,599
	75,000	Anheuser-Busch InBev Worldwide, Inc. 3.75%, 07/15/2042	65,359
	175,000	Coca-Cola Femsa S.A.B. de C.V. 4.63%, 02/15/2020	177,486
	55,000	Constellation Brands, Inc. 4.50%, 05/09/2047	53,533
		Molson Coors Brewing Co.
	100,000	3.00%, 07/15/2026	96,001
	35,000	4.20%, 07/15/2046	31,385

			593,805

		Biotechnology - 0.3%
	35,000	Celgene Corp. 3.25%, 08/15/2022	35,285
	200,000	Gilead Sciences, Inc. 2.55%, 09/01/2020	199,674

			234,959

		Chemicals - 0.3%
	5,000	CF Industries, Inc. 5.38%, 03/15/2044	4,576
	16,000	Chemours Co. 6.63%, 05/15/2023	16,575
	210,000	CNAC HK Synbridge Co., Ltd. 5.00%, 05/05/2020	212,776

			233,927

The accompanying notes are an integral part of these financial statements.

89

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 23.5% - (continued)
		Coal - 0.0%
	$15,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 12.00%, 11/01/2021	$1,763
	15,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(3)	11,625

			13,388

		Commercial Banks - 6.5%
	250,000	Australia & New Zealand Banking Group Ltd. 2.13%, 08/19/2020	248,447
	200,000	Banco Bilbao Vizcaya Argentaria S.A. 5 year USD Swap + 3.870%, 6.13%, 11/16/2027(1)(6)	182,250
		Banco de Sabadell S.A.
EUR	100,000	5.63%, 05/06/2026(5)	124,575
	200,000	5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(1)(5)(6)	220,650
		Bank of America Corp.
	$50,000	3.25%, 10/21/2027	49,038
	50,000	4.00%, 01/22/2025	51,232
	100,000	4.75%, 04/21/2045	105,997
	200,000	Bank of China Ltd. 2.25%, 07/12/2021(5)	196,302
	200,000	Bank of Montreal 2.10%, 06/15/2020	198,909
	75,000	Capital One Financial Corp. 3.20%, 02/05/2025	74,187
		CIT Group, Inc.
	5,000	5.00%, 08/15/2022	5,200
	10,000	5.00%, 08/01/2023	10,435
	250,000	Citizens Bank NA 2.25%, 10/30/2020	248,052
	200,000	Credit Agricole S.A. 5 year USD Swap + 6.185%, 8.13%, 12/23/2025(1)(3)(6)	227,722
	400,000	Credit Suisse Group AG 5 year USD Swap + 3.455%, 6.25%, 12/18/2024(1)(5)(6)	408,178
	200,000	Danske Bank A/S 5.38%, 01/12/2024(3)	209,450
	35,000	Deutsche Bank AG 3.70%, 05/30/2024	33,996
	200,000	Fifth Third Bancorp 2.88%, 07/27/2020	200,392
	15,000	Freedom Mortgage Corp. 8.13%, 11/15/2024(3)	13,312
		Goldman Sachs Group, Inc.
	75,000	3 mo. USD LIBOR + 0.800%, 3.41%, 12/13/2019(1)	75,253
	150,000	3.50%, 01/23/2025	150,785
	100,000	3.50%, 11/16/2026	98,591
	200,000	HSBC Holdings plc 5 year USD ICE Swap + 3.746%, 6.00%, 05/22/2027(1)(6)	200,376
IDR	200,000,000	International Finance Corp. 8.00%, 10/09/2023	14,188
	$200,000	Intesa Sanpaolo S.p.A. 5 year USD Swap + 5.462%, 7.70%, 09/17/2025(1)(3)(6)(7)	195,876
	75,000	JP Morgan Chase & Co. 2.95%, 10/01/2026	73,400
		Morgan Stanley
	75,000	3 mo. USD LIBOR + 1.140%, 3.72%, 01/27/2020(1)	75,499
	150,000	3.95%, 04/23/2027	151,466
		Novo Banco S.A.
EUR	60,000	3.50%, 02/19/2043(5)	57,392
	80,000	3.50%, 03/18/2043(5)	76,510
	$250,000	PNC Bank NA 2.60%, 07/21/2020	249,931
	200,000	Santander UK plc 2.13%, 11/03/2020	197,782
	200,000	Societe Generale S.A. 5 year USD Swap + 4.979%, 7.88%, 12/18/2023(1)(3)(6)	211,000
	200,000	State Bank of India 4.38%, 01/24/2024(3)	205,043
		UBS Group Funding Switzerland AG
	200,000	5 year USD ICE Swap + 5.497%, 6.88%, 03/22/2021(1)(5)(6)	206,472
	200,000	5 year USD Swap + 4.866%, 7.00%, 02/19/2025(1)(5)(6)	214,750
EUR	200,000	UniCredit S.p.A. 5 year EUR Swap + 6.387%, 6.63%, 06/03/2023(1)(5)(6)	223,167

			5,485,805

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 23.5% - (continued)
		Commercial Services - 0.3%
	$5,000	ACE Cash Express, Inc. 12.00%, 12/15/2022(3)	$4,675
		APX Group, Inc.
	10,000	7.63%, 09/01/2023	8,750
	10,000	7.88%, 12/01/2022	9,975
	95,000	Atento Luxco 1 S.A. 6.13%, 08/10/2022(3)	95,760
	15,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, 04/01/2023	15,278
	15,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(3)	14,100
	10,000	Garda World Security Corp. 8.75%, 05/15/2025(3)	9,427
		Herc Rentals, Inc.
	9,000	7.50%, 06/01/2022(3)	9,360
	9,000	7.75%, 06/01/2024(3)	9,560
	20,000	Star Merger Sub, Inc. 6.88%, 08/15/2026(3)	20,788
	10,000	United Rentals North America, Inc. 5.88%, 09/15/2026	10,450

			208,123

		Construction Materials - 0.0%
	35,000	Standard Industries, Inc. 5.38%, 11/15/2024(3)	35,656

		Diversified Financial Services - 1.3%
	175,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.63%, 10/30/2020	178,929
	175,000	Ameriprise Financial, Inc. 5.30%, 03/15/2020	178,797
	10,000	Credit Acceptance Corp. 6.63%, 03/15/2026(3)	10,525
	100,000	Discover Financial Services 3.75%, 03/04/2025	99,959
AUD	200,000	GE Capital Australia Funding Pty Ltd. 5.00%, 09/26/2019(5)	141,924
	$15,000	goeasy Ltd. 7.88%, 11/01/2022(3)	15,787
		Navient Corp.
	15,000	5.50%, 01/25/2023	15,262
	10,000	5.88%, 10/25/2024	10,050
	5,000	7.25%, 09/25/2023	5,413
		Springleaf Finance Corp.
	5,000	6.13%, 05/15/2022	5,282
	5,000	6.88%, 03/15/2025	5,363
	10,000	7.13%, 03/15/2026	10,738
	10,000	7.75%, 10/01/2021	10,862
	10,000	8.25%, 12/15/2020	10,777
	200,000	Synchrony Financial 2.70%, 02/03/2020	199,680
	25,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.75%, 06/01/2025(3)	25,531
	200,000	Turkiye Sinai Kalkinma Bankasi AS 5.50%, 01/16/2023(5)	172,400

			1,097,279

		Electric - 0.9%
	25,000	AES Corp. 5.13%, 09/01/2027	26,000
	35,000	Dominion Energy, Inc. 2.85%, 08/15/2026	33,528
	200,000	Eskom Holdings SOC Ltd. 5.75%, 01/26/2021(5)	198,200
	75,000	Fortis, Inc. 3.06%, 10/04/2026	72,043
	25,000	Genneia S.A. 8.75%, 01/20/2022(5)	19,800
	75,000	ITC Holdings Corp. 3.25%, 06/30/2026	73,566
	50,000	SCANA Corp. 4.13%, 02/01/2022	50,664
	75,000	Southwestern Electric Power Co. 2.75%, 10/01/2026	71,369
	200,000	State Grid Overseas Investment Ltd. 3.13%, 05/22/2023(3)	200,263

			745,433

		Electronics - 0.1%
	50,000	Keysight Technologies, Inc. 3.30%, 10/30/2019	50,135

		Engineering & Construction - 0.3%
	200,000	International Airport Finance S.A. 12.00%, 03/15/2033(3)	214,700

The accompanying notes are an integral part of these financial statements.

90

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 23.5% - (continued)
	Entertainment - 0.1%
$10,000	Caesars Resort Collection LLC / CRC Finco, Inc. 5.25%, 10/15/2025(3)	$9,775
	Eldorado Resorts, Inc.
15,000	6.00%, 04/01/2025	15,488
5,000	6.00%, 09/15/2026	5,188
10,000	Golden Entertainment, Inc. 7.63%, 04/15/2026(3)	10,025
15,000	Jacobs Entertainment, Inc. 7.88%, 02/01/2024(3)	16,125
25,000	Penn National Gaming, Inc. 5.63%, 01/15/2027(3)	24,687

		81,288

	Environmental Control - 0.0%
5,000	Clean Harbors, Inc. 5.13%, 06/01/2021	5,006
25,000	Tervita Escrow Corp. 7.63%, 12/01/2021(3)	25,313

		30,319

	Food - 0.4%
135,000	Conagra Brands, Inc. 4.85%, 11/01/2028	143,441
135,000	Kraft Heinz Foods Co. 4.00%, 06/15/2023	138,803
	Post Holdings, Inc.
10,000	5.00%, 08/15/2026(3)	9,963
15,000	5.63%, 01/15/2028(3)	15,163
20,000	5.75%, 03/01/2027(3)	20,500
	TreeHouse Foods, Inc.
15,000	4.88%, 03/15/2022	15,112
5,000	6.00%, 02/15/2024(3)	5,213

		348,195

	Forest Products & Paper - 0.0%
10,000	Schweitzer-Mauduit International, Inc. 6.88%, 10/01/2026(3)	10,275

	Gas - 0.0%
	AmeriGas Partners L.P. / AmeriGas Finance Corp.
5,000	5.50%, 05/20/2025	5,119
15,000	5.88%, 08/20/2026	15,619

		20,738

	Healthcare - Products - 0.2%
75,000	Abbott Laboratories 2.95%, 03/15/2025	74,868
20,000	Avantor, Inc. 6.00%, 10/01/2024(3)	20,869
15,000	Sotera Health Holdings LLC 6.50%, 05/15/2023(3)	15,150
35,000	Thermo Fisher Scientific, Inc. 2.95%, 09/19/2026	33,974

		144,861

	Healthcare - Services - 0.1%
5,000	CHS/Community Health Systems, Inc. 8.13%, 06/30/2024(3)	3,700
15,000	HCA Healthcare, Inc. 6.25%, 02/15/2021	15,731
	HCA, Inc.
20,000	5.38%, 02/01/2025	21,050
10,000	5.38%, 09/01/2026	10,550
5,000	5.63%, 09/01/2028	5,325
5,000	6.50%, 02/15/2020	5,132
15,000	7.50%, 11/15/2095	15,375
35,000	West Street Merger Sub, Inc. 6.38%, 09/01/2025(3)	33,863

		110,726

	Home Builders - 0.1%
	Beazer Homes USA, Inc.
10,000	5.88%, 10/15/2027	9,025
5,000	6.75%, 03/15/2025	4,825
5,000	8.75%, 03/15/2022	5,225
35,000	KB Home 7.00%, 12/15/2021	37,450
30,000	M/I Homes, Inc. 6.75%, 01/15/2021	30,450
20,000	Taylor Morrison Communities, Inc. 6.63%, 05/15/2022	20,650

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 23.5% - (continued)
	Home Builders - 0.1% - (continued)
$10,000	TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.88%, 06/15/2024	$10,121

		117,746

	Household Products - 0.0%
30,000	Revlon Consumer Products Corp. 6.25%, 08/01/2024	17,700

	Insurance - 0.4%
17,000	Acrisure LLC / Acrisure Finance, Inc. 8.13%, 02/15/2024(3)	17,776
75,000	American International Group, Inc. 4.13%, 02/15/2024	78,296
100,000	CNA Financial Corp. 3.95%, 05/15/2024	102,834
	Genworth Holdings, Inc.
15,000	4.90%, 08/15/2023	12,675
5,000	7.20%, 02/15/2021	4,887
5,000	MGIC Investment Corp. 5.75%, 08/15/2023	5,362
5,000	Radian Group, Inc. 4.50%, 10/01/2024	5,007
75,000	XLIT Ltd. 4.45%, 03/31/2025	77,815

		304,652

	Internet - 0.7%
200,000	Alibaba Group Holding Ltd. 3.60%, 11/28/2024	204,674
200,000	Baidu, Inc. 2.88%, 07/06/2022	197,876
200,000	Tencent Holdings Ltd. 2.99%, 01/19/2023(3)	198,584

		601,134

	Iron/Steel - 0.0%
10,000	AK Steel Corp. 7.00%, 03/15/2027(7)	8,444
	Steel Dynamics, Inc.
5,000	4.13%, 09/15/2025	4,963
10,000	5.13%, 10/01/2021	10,062

		23,469

	Lodging - 0.1%
	Boyd Gaming Corp.
10,000	6.00%, 08/15/2026	10,387
5,000	6.38%, 04/01/2026	5,263
10,000	Caesars Entertainment Corp. 5.00%, 10/01/2024	14,801
30,000	FelCor Lodging L.P. 6.00%, 06/01/2025	31,275
20,000	Jack Ohio Finance LLC / Jack Ohio Finance Corp. 6.75%, 11/15/2021(3)	20,625
5,000	MGM Resorts International 5.50%, 04/15/2027	5,156
15,000	Station Casinos LLC 5.00%, 10/01/2025(3)	14,737
15,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(3)	14,700

		116,944

	Machinery - Diversified - 0.0%
15,000	Cloud Crane LLC 10.13%, 08/01/2024(3)	16,125

	Media - 0.8%
20,000	Cablevision S.A. 6.50%, 06/15/2021(3)	18,914
	CCO Holdings LLC / CCO Holdings Capital Corp.
5,000	5.13%, 05/01/2023(3)	5,125
10,000	5.75%, 02/15/2026(3)	10,445
45,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 5.13%, 12/15/2021(3)	45,386
100,000	Charter Communications Operating LLC / Charter Communications Operating Capital 3.58%, 07/23/2020	100,680
	Cox Communications, Inc.
40,000	3.35%, 09/15/2026(3)	39,063
75,000	4.50%, 06/30/2043(3)	67,231
20,000	CSC Holdings LLC 5.25%, 06/01/2024	20,350

The accompanying notes are an integral part of these financial statements.

91

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 23.5% - (continued)
		Media - 0.8% - (continued)
		DISH DBS Corp.
	$10,000	6.75%, 06/01/2021	$10,312
	15,000	7.88%, 09/01/2019	15,188
	15,000	Gray Television, Inc. 5.13%, 10/15/2024(3)	15,263
	20,000	Liberty Interactive LLC 8.25%, 02/01/2030	20,700
		Sinclair Television Group, Inc.
	5,000	5.13%, 02/15/2027(3)	4,800
	20,000	5.63%, 08/01/2024(3)	20,219
		TEGNA, Inc.
	5,000	4.88%, 09/15/2021(3)	5,031
	20,000	6.38%, 10/15/2023	20,663
		Time Warner Cable LLC
	75,000	4.50%, 09/15/2042	66,897
	150,000	5.00%, 02/01/2020	152,108
	20,000	Tribune Media Co. 5.88%, 07/15/2022	20,280
	15,000	WMG Acquisition Corp. 5.50%, 04/15/2026(3)	15,338

			673,993

		Metal Fabricate/Hardware - 0.0%
	30,000	Novelis Corp. 5.88%, 09/30/2026(3)	30,487
	5,000	TriMas Corp. 4.88%, 10/15/2025(3)	4,994

			35,481

		Mining - 0.0%
	5,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	5,175

		Miscellaneous Manufacturing - 0.1%
	15,000	Bombardier, Inc. 6.13%, 01/15/2023(3)	15,019
	75,000	Carlisle Cos., Inc. 3.75%, 11/15/2022	75,639

			90,658

		Office/Business Equipment - 0.1%
	10,000	CDW LLC / CDW Finance Corp. 5.50%, 12/01/2024	10,588
	15,000	Pitney Bowes, Inc. 4.70%, 04/01/2023	14,625
	20,000	Xerox Corp. 4.13%, 03/15/2023	19,806

			45,019

		Oil & Gas - 3.3%
	30,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(3)	30,300
	5,000	California Resources Corp. 8.00%, 12/15/2022(3)	3,800
CAD	200,000	Canadian Natural Resources Ltd. 3.05%, 06/19/2019	149,477
	$5,000	Centennial Resource Production LLC 5.38%, 01/15/2026(3)	4,912
		Chesapeake Energy Corp.
	10,000	7.00%, 10/01/2024	9,884
	5,000	7.50%, 10/01/2026	4,838
	10,000	8.00%, 06/15/2027	9,778
	35,000	Cimarex Energy Co. 3.90%, 05/15/2027	35,055
	200,000	CNOOC Finance 2013 Ltd. 3.00%, 05/09/2023	198,052
		Continental Resources, Inc.
	135,000	4.38%, 01/15/2028	138,542
	35,000	4.90%, 06/01/2044	35,541
	4,000	5.00%, 09/15/2022	4,033
	10,000	Energen Corp. 4.63%, 09/01/2021	10,111
	150,000	Hess Corp. 5.80%, 04/01/2047	162,326
	15,000	Jagged Peak Energy LLC 5.88%, 05/01/2026	15,075
		Laredo Petroleum, Inc.
	5,000	5.63%, 01/15/2022	4,713
	11,000	6.25%, 03/15/2023	10,147
		Marathon Oil Corp.
	35,000	2.70%, 06/01/2020	34,912
	135,000	4.40%, 07/15/2027	139,561
	10,000	Matador Resources Co. 5.88%, 09/15/2026	10,075

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 23.5% - (continued)
		Oil & Gas - 3.3% - (continued)
		MEG Energy Corp.
	$10,000	6.50%, 01/15/2025(3)	$10,050
	10,000	7.00%, 03/31/2024(3)	9,484
		Petrobras Global Finance B.V.
	150,000	5.75%, 02/01/2029	150,375
	15,000	6.00%, 01/27/2028	15,356
	10,000	7.38%, 01/17/2027	11,158
	5,000	Petroleos de Venezuela S.A. 6.00%, 05/16/2024(8)	1,075
		Petroleos Mexicanos
	10,000	4.50%, 01/23/2026	9,356
	895,000	5.35%, 02/12/2028	840,405
	10,000	6.35%, 02/12/2048	8,850
	25,000	6.50%, 03/13/2027	25,322
	40,000	6.50%, 01/23/2029	39,930
	75,000	Pioneer Natural Resources Co. 3.95%, 07/15/2022	77,363
		QEP Resources, Inc.
	20,000	5.25%, 05/01/2023	19,450
	6,000	5.63%, 03/01/2026	5,620
	20,000	Shell International Finance B.V. 3.75%, 09/12/2046	19,723
		Sinopec Group Overseas Development Ltd.
	200,000	1.75%, 09/29/2019(5)	199,060
	200,000	2.50%, 09/13/2022(3)	195,942
		SM Energy Co.
	10,000	5.00%, 01/15/2024	9,369
	6,000	5.63%, 06/01/2025	5,617
	5,000	6.63%, 01/15/2027	4,713
	5,000	6.75%, 09/15/2026	4,788
		Sunoco L.P. / Sunoco Finance Corp.
	5,000	5.88%, 03/15/2028	5,125
	10,000	6.00%, 04/15/2027(3)	10,375
	15,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(3)	11,587
		WPX Energy, Inc.
	20,000	5.25%, 09/15/2024	20,650
	5,000	5.75%, 06/01/2026	5,169
		YPF S.A.
	40,000	7.00%, 12/15/2047(3)	30,950
	20,000	8.50%, 07/28/2025(5)	18,300

			2,776,294

		Oil & Gas Services - 0.0%
		Weatherford International Ltd.
	5,000	5.95%, 04/15/2042	3,150
	5,000	6.50%, 08/01/2036	3,150

			6,300

		Packaging & Containers - 0.7%
EUR	100,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 6.75%, 05/15/2024(5)	118,311
	$30,000	Berry Global, Inc. 6.00%, 10/15/2022	30,900
	30,000	Crown Americas LLC / Crown Americas Capital Corp. 4.75%, 02/01/2026	30,487
		Flex Acquisition Co., Inc.
	15,000	6.88%, 01/15/2025(3)	13,988
	10,000	7.88%, 07/15/2026(3)	9,372
	200,000	Klabin Austria GmbH 7.00%, 04/03/2049(3)	200,500
	10,000	OI European Group B.V. 4.00%, 03/15/2023(3)	9,850
	10,000	Owens-Brockway Glass Container, Inc. 6.38%, 08/15/2025(3)	10,625
		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
	15,000	5.13%, 07/15/2023(3)	15,218
	15,000	7.00%, 07/15/2024(3)	15,506

The accompanying notes are an integral part of these financial statements.

92

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 23.5% - (continued)
		Packaging & Containers - 0.7% - (continued)
	$150,000	WestRock MWV LLC 7.38%, 09/01/2019	$152,143

			606,900

		Pharmaceuticals - 0.9%
	100,000	Allergan Funding SCS 4.55%, 03/15/2035	98,419
	75,000	Allergan, Inc. 2.80%, 03/15/2023	73,426
		Bausch Health Cos., Inc.
	60,000	5.88%, 05/15/2023(3)	60,462
	10,000	6.13%, 04/15/2025(3)	10,113
	100,000	Cardinal Health, Inc. 3.20%, 03/15/2023	99,906
	5,000	Catalent Pharma Solutions, Inc. 4.88%, 01/15/2026(3)	5,013
	35,000	CVS Health Corp. 5.13%, 07/20/2045	34,793
	5,000	Endo Finance LLC / Endo Finco, Inc. 5.38%, 01/15/2023(3)	4,150
	100,000	McKesson Corp. 3.80%, 03/15/2024	102,215
		Mylan N.V.
EUR	115,000	2.25%, 11/22/2024(5)	133,043
	$70,000	5.25%, 06/15/2046	63,597
	20,000	Teva Pharmaceutical Finance LLC 2.25%, 03/18/2020	19,702
		Teva Pharmaceutical Finance Netherlands B.V.
	20,000	2.80%, 07/21/2023	18,193
	30,000	3.15%, 10/01/2026	25,170

			748,202

		Pipelines - 0.4%
		Cheniere Corpus Christi Holdings LLC
	5,000	5.13%, 06/30/2027	5,213
	15,000	5.88%, 03/31/2025	16,163
	10,000	DCP Midstream Operating L.P. 5.38%, 07/15/2025	10,512
		Energy Transfer Operating L.P.
	5,000	5.50%, 06/01/2027	5,433
	20,000	7.50%, 10/15/2020	21,271
	175,000	Kinder Morgan Energy Partners L.P. 6.85%, 02/15/2020	180,222
	35,000	Kinder Morgan, Inc. 5.05%, 02/15/2046	36,003
	20,000	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp. 4.75%, 10/01/2023(3)	20,211
	25,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.50%, 07/15/2027(3)	26,781

			321,809

		Real Estate - 0.2%
	200,000	China Evergrande Group 8.25%, 03/23/2022(5)	191,736

		Real Estate Investment Trusts - 0.2%
	75,000	Brixmor Operating Partnership L.P. 3.85%, 02/01/2025	74,705
	100,000	Crown Castle International Corp. 3.65%, 09/01/2027	99,081

			173,786

		Retail - 0.3%
		1011778 BC ULC / New Red Finance, Inc.
	5,000	4.25%, 05/15/2024(3)	4,925
	30,000	5.00%, 10/15/2025(3)	29,775
	20,000	Ferrellgas L.P. / Ferrellgas Finance Corp. 6.75%, 01/15/2022	17,700
	10,000	L Brands, Inc. 5.25%, 02/01/2028	8,938
	15,000	Lithia Motors, Inc. 5.25%, 08/01/2025(3)	15,112
	150,000	Lowe’s Cos., Inc. 3.10%, 05/03/2027	146,335
	5,000	PetSmart, Inc. 5.88%, 06/01/2025(3)	4,531
	20,000	United Rentals North America, Inc. 4.88%, 01/15/2028	19,850

			247,166

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 23.5% - (continued)
	Semiconductors - 0.1%
$10,000	Entegris, Inc. 4.63%, 02/10/2026(3)	$10,000
	Micron Technology, Inc.
5,000	4.64%, 02/06/2024	5,153
10,000	4.98%, 02/06/2026	10,296
8,000	5.50%, 02/01/2025	8,238
20,000	Qorvo, Inc. 5.50%, 07/15/2026(3)	20,850
15,000	Sensata Technologies B.V. 5.00%, 10/01/2025(3)	15,375

		69,912

	Software - 0.3%
75,000	Fidelity National Information Services, Inc. 3.00%, 08/15/2026	72,659
5,000	First Data Corp. 5.38%, 08/15/2023(3)	5,112
40,000	Infor U.S., Inc. 6.50%, 05/15/2022	40,713
	Microsoft Corp.
75,000	2.40%, 08/08/2026	72,614
35,000	4.25%, 02/06/2047	38,326
30,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(3)	30,769

		260,193

	Telecommunications - 1.0%
75,000	AT&T, Inc. 4.35%, 06/15/2045	70,791
20,000	CenturyLink, Inc. 5.63%, 04/01/2025	19,700
10,000	Embarq Corp. 8.00%, 06/01/2036	9,863
	Frontier Communications Corp.
5,000	6.88%, 01/15/2025	2,650
10,000	8.50%, 04/01/2026(3)	9,425
200,000	IHS Netherlands Holdco B.V. 9.50%, 10/27/2021(5)	207,032
10,000	Intelsat Jackson Holdings S.A. 8.50%, 10/15/2024(3)	9,900
200,000	Juniper Networks, Inc. 3.30%, 06/15/2020	200,873
15,000	Level 3 Financing, Inc. 5.38%, 08/15/2022	15,056
5,000	Nokia Oyj 3.38%, 06/12/2022	4,992
5,000	Sprint Capital Corp. 6.88%, 11/15/2028	4,788
	Sprint Corp.
20,000	7.13%, 06/15/2024	20,044
15,000	7.25%, 09/15/2021	15,712
5,000	7.63%, 02/15/2025	5,050
20,000	7.88%, 09/15/2023	20,834
	Telecom Italia Capital S.A.
15,000	6.00%, 09/30/2034	13,875
20,000	7.20%, 07/18/2036	20,490
75,000	Verizon Communications, Inc. 4.13%, 08/15/2046	74,285
75,000	Vodafone Group plc 5 year USD Swap + 4.873%, 7.00%, 04/04/2079(1)	78,760

		804,120

	Toys/Games/Hobbies - 0.0%
5,000	Mattel, Inc. 6.75%, 12/31/2025(3)	5,002

	Transportation - 0.3%
200,000	Rumo Luxembourg S.a.r.l. 7.38%, 02/09/2024(5)	213,740

	Trucking & Leasing - 0.0%
	Avolon Holdings Funding Ltd.
5,000	3.95%, 07/01/2024(3)	4,968
5,000	4.38%, 05/01/2026(3)	4,970
10,000	5.25%, 05/15/2024(3)	10,435

		20,373

	Total Corporate Bonds (cost $19,733,530)	$19,899,902

The accompanying notes are an integral part of these financial statements.

93

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 7.6%
		Argentina - 0.9%
		Argentine Republic Government International Bond
CHF	100,000	3.38%, 10/12/2020(5)	$84,891
EUR	70,000	3.38%, 12/31/2038(2)	40,628
	$171,300	3.75%, 12/31/2038(2)	89,335
	30,000	5.88%, 01/11/2028	20,745
	110,000	6.88%, 01/26/2027	78,870
	85,000	6.88%, 01/11/2048	56,313
	150,000	7.50%, 04/22/2026	112,500
	310,000	Bonos De La Nacion Argentina En Moneda Dua 4.50%, 02/13/2020	277,450
EUR	10,000	Provincia de Buenos Aires 4.00%, 05/01/2020(2)(5)	10,880

			771,612

		Azerbaijan - 0.2%
	$150,000	Republic of Azerbaijan International Bond 3.50%, 09/01/2032(5)	134,056

		Brazil - 0.3%
		Brazil Notas do Tesouro Nacional
BRL	319,000	10.00%, 01/01/2023	85,753
	128,000	10.00%, 01/01/2027	34,531
	75,000	10.00%, 01/01/2029	20,314
	$75,000	Brazilian Government International Bond 7.13%, 01/20/2037	87,938

			228,536

		Canada - 0.4%
CAD	200,000	City of Montreal Canada 5.45%, 12/01/2019	152,455
	200,000	Province of Ontario Canada 2.10%, 09/08/2019	149,448

			301,903

		Colombia - 0.3%
	$100,000	Colombia Government International Bond 7.38%, 09/18/2037	130,250
COP	272,900,000	Colombian TES 7.50%, 08/26/2026	89,920

			220,170

		Croatia - 0.1%
EUR	100,000	Croatia Government International Bond 3.00%, 03/20/2027(5)	126,001

		Dominican Republic - 0.1%
	$110,000	Dominican Republic International Bond 6.60%, 01/28/2024(5)	118,910

		Egypt - 0.4%
		Egypt Government International Bond
EUR	100,000	4.75%, 04/11/2025(3)	111,704
	$200,000	6.59%, 02/21/2028(3)	193,056

			304,760

		France - 0.4%
	300,000	Societe Generale S.A. 3 mo. USD LIBOR + 0.200%, 2.88%, 02/24/2020(1)(3)	300,335

		Greece - 0.1%
		Hellenic Republic Government Bond
EUR	20,000	3.45%, 04/02/2024(3)(5)	23,647
	25,000	3.50%, 01/30/2023(5)	29,608
	10,000	4.38%, 08/01/2022(3)(5)	12,156

			65,411

		Hungary - 0.1%
		Hungary Government International Bond
	$62,000	5.38%, 02/21/2023	66,976
	30,000	5.75%, 11/22/2023	33,260

			100,236

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 7.6% - (continued)
		Indonesia - 0.4%
		Indonesia Government International Bond
	$202,000	3.85%, 07/18/2027(5)	$203,212
	100,000	6.63%, 02/17/2037(5)	124,298

			327,510

		Ivory Coast - 0.3%
		Ivory Coast Government International Bond
EUR	100,000	5.13%, 06/15/2025(5)	114,643
	100,000	6.63%, 03/22/2048(5)	105,572

			220,215

		Malaysia - 0.1%
MYR	394,000	Malaysia Government Bond 4.05%, 09/30/2021	96,655

		Mexico - 0.4%
MXN	1,890,400	Mexican Bonos 7.75%, 05/29/2031	95,881
		Mexico Government International Bond
	$192,000	4.75%, 03/08/2044	188,880
	15,000	5.55%, 01/21/2045	16,444
	10,000	6.05%, 01/11/2040	11,463

			312,668

		Morocco - 0.1%
EUR	100,000	Morocco Government International Bond 3.50%, 06/19/2024(5)	125,251

		Panama - 0.0%
	$20,000	Panama Notas del Tesoro 3.75%, 04/17/2026(3)	20,042

		Philippines - 0.0%
	15,000	Philippine Government International Bond 10.63%, 03/16/2025	21,256

		Poland - 0.1%
PLN	342,000	Republic of Poland Government Bond 3.25%, 07/25/2025	92,896

		Qatar - 0.3%
	$200,000	Qatar Government International Bond 4.50%, 04/23/2028(5)	216,000

		Romania - 0.2%
		Romanian Government International Bond
EUR	5,000	2.00%, 12/08/2026(3)	5,687
	10,000	2.88%, 03/11/2029(5)	11,584
	10,000	3.38%, 02/08/2038(5)	10,966
	20,000	3.88%, 10/29/2035(5)	23,413
	33,000	4.63%, 04/03/2049(3)	40,066
	$78,000	6.13%, 01/22/2044(5)	90,238

			181,954

		Russia - 0.4%
		Russian Federal Bond - OFZ
RUB	700,000	6.90%, 05/23/2029	10,028
	5,636,000	7.10%, 10/16/2024	84,634
	$200,000	Russian Foreign Bond - Eurobond 5.25%, 06/23/2047(5)	207,250

			301,912

		Senegal - 0.1%
EUR	100,000	Senegal Government International Bond 4.75%, 03/13/2028(3)	110,778

		South Africa - 0.3%
		Republic of South Africa Government Bond
ZAR	25,000	6.25%, 03/31/2036	1,268
	385,000	8.00%, 01/31/2030	24,852
	1,227,000	8.25%, 03/31/2032	78,650
	$125,000	Republic of South Africa Government International Bond 4.67%, 01/17/2024	126,251

			231,021

The accompanying notes are an integral part of these financial statements.

94

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 7.6% - (continued)
		Sri Lanka - 0.1%
	$115,000	Sri Lanka Government International Bond 6.25%, 10/04/2020(5)	$115,684

		Supranational - 0.2%
IDR	1,411,100,000	European Bank for Reconstruction & Development 6.45%, 12/13/2022	95,064
		International Finance Corp.
MXN	1,200,000	0.00%, 02/22/2038(9)	13,850
INR	6,530,000	7.80%, 06/03/2019	93,602

			202,516

		Thailand - 0.1%
THB	2,910,000	Thailand Government Bond 3.85%, 12/12/2025	99,792

		Tunisia - 0.1%
EUR	100,000	Banque Centrale de Tunisie International Bond 6.75%, 10/31/2023(3)	112,497

		Turkey - 0.7%
TRY	417,922	Turkey Government Bond 11.00%, 03/02/2022	52,786
		Turkey Government International Bond
EUR	100,000	5.20%, 02/16/2026	109,221
	$187,000	6.88%, 03/17/2036	167,365
	200,000	7.25%, 12/23/2023	199,522
	55,000	7.38%, 02/05/2025	54,423

			583,317

		Ukraine - 0.3%
		Ukraine Government International Bond
	100,000	7.75%, 09/01/2021(5)	99,088
	185,000	7.75%, 09/01/2023(5)	178,562

			277,650

		Venezuela - 0.1%
		Venezuela Government International Bond
	60,000	7.75%, 10/13/2019(8)	16,950
	150,000	9.00%, 05/07/2023(8)	43,875
	117,000	9.25%, 05/07/2028(8)	33,638

			94,463

		Total Foreign Government Obligations (cost $6,841,040)	$6,416,007

MUNICIPAL BONDS - 0.5%
		Education - 0.1%
		Chicago, IL, Board of Education
	20,000	6.14%, 12/01/2039	$20,036
	45,000	6.32%, 11/01/2029	46,241

			66,277

		General - 0.2%
		Puerto Rico Sales Tax Financing Corp. Sales Tax Rev.
	102,000	4.55%, 07/01/2040	90,780
	73,000	5.00%, 07/01/2058	64,466

			155,246

		General Obligation - 0.2%
		City of Chicago, IL, GO
	60,000	7.05%, 01/01/2029	66,822
	145,000	7.38%, 01/01/2033	159,545

			226,367

		Total Municipal Bonds (cost $438,701)	$447,890

SENIOR FLOATING RATE INTERESTS - 12.6%(10)
		Advertising - 0.1%
	147,880	Acosta Holdco, Inc. 1 mo. USD LIBOR + 3.250%, 5.73%, 09/26/2021	$62,479

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 12.6%(10) - (continued)
		Aerospace/Defense - 0.4%
	$99,135	Circor International, Inc. 1 mo. USD LIBOR + 3.500%, 5.98%, 12/11/2024	$98,887
	219,414	TransDigm, Inc. 1 mo. USD LIBOR + 2.500%, 4.98%, 06/09/2023	218,578

			317,465

		Auto Parts & Equipment - 0.4%
	100,000	Adient U.S. LLC 1 mo. USD LIBOR + 4.250%, 0.00%, 04/25/2024(11)	99,969
		Panther BF Aggregator L.P.
	100,000	1 mo. USD LIBOR + 3.500%, 0.00%, 04/30/2026(11)	100,313
EUR	150,000	1 mo. USD LIBOR + 3.750%, 0.00%, 03/14/2026(11)	168,287

			368,569

		Biotechnology - 0.1%
	$101,357	Sotera Health Holdings LLC 1 mo. USD LIBOR + 3.000%, 5.48%, 05/15/2022	100,470

		Chemicals - 0.7%
	202,529	American Rock Salt Co. LLC 1 mo. USD LIBOR + 3.750%, 6.23%, 03/21/2025	201,854
	158,653	Chemours Co. 1 mo. USD LIBOR + 1.750%, 4.24%, 04/03/2025	157,860
EUR	97,570	CTC AcquiCo GmbH 3 mo. EURIBOR + 2.750%, 2.75%, 03/07/2025	107,718
	$99,500	LTI Holdings, Inc. 1 mo. USD LIBOR + 3.500%, 5.98%, 09/06/2025	98,039

			565,471

		Coal - 0.2%
	161,784	Foresight Energy LLC 3 mo. USD LIBOR + 5.750%, 8.38%, 03/28/2022	151,591

		Commercial Services - 1.1%
	99,500	APX Group, Inc. 2 mo. USD LIBOR + 5.000%, 7.49%, 04/01/2024	97,593
	153,838	Blackhawk Network Holdings, Inc. 1 mo. USD LIBOR + 3.000%, 5.48%, 06/15/2025	153,710
	100,000	Dun & Bradstreet Corp. 1 mo. USD LIBOR + 5.000%, 7.48%, 02/01/2026	100,688
	110,577	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 11/15/2023	110,004
EUR	105,000	Techem GmbH 3 mo. EURIBOR + 3.750%, 3.75%, 07/31/2025	118,234
	$137,550	Tempo Acquisition LLC 1 mo. USD LIBOR + 3.000%, 5.48%, 05/01/2024	137,579
	195,500	Xerox Business Services LLC 1 mo. USD LIBOR + 2.500%, 4.98%, 12/07/2023	195,500

			913,308

		Construction Materials - 0.2%
	203,463	NCI Building Systems, Inc. 3 mo. USD LIBOR + 3.750%, 6.35%, 04/12/2025	200,325

		Diversified Financial Services - 0.3%
	141,733	Crown Finance U.S., Inc. 1 mo. USD LIBOR + 2.500%, 4.73%, 02/28/2025	141,010
EUR	88,194	Nets Holding A/S 3 mo. EURIBOR + 3.000%, 3.00%, 02/06/2025	97,890

			238,900

		Energy - Alternate Sources - 0.2%
	$138,950	BCP Renaissance Parent LLC 3 mo. USD LIBOR + 3.500%, 6.08%, 10/31/2024	139,541

		Engineering & Construction - 0.2%
	147,375	Brand Energy & Infrastructure Services, Inc. 3 mo. USD LIBOR + 4.250%, 6.82%, 06/21/2024	144,428

The accompanying notes are an integral part of these financial statements.

95

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 12.6%(10) - (continued)
	Food - 0.2%
$107,537	Hostess Brands LLC 1 mo. USD LIBOR + 2.250%, 4.79%, 08/03/2022	$107,295
71,427	Post Holdings, Inc. 1 mo. USD LIBOR + 2.000%, 4.49%, 05/24/2024	71,427

		178,722

	Food Service - 0.1%
99,750	8th Avenue Food & Provisions, Inc. 3 mo. USD LIBOR + 3.750%, 6.23%, 10/01/2025	100,049

	Healthcare - Products - 0.2%
147,375	Lifescan Global Corp. 3 mo. USD LIBOR + 6.000%, 8.66%, 09/27/2024	144,612

	Healthcare - Services - 0.9%
152,800	CDRH Parent, Inc. 3 mo. USD LIBOR + 4.250%, 6.85%, 07/01/2021	129,307
99,750	Envision Healthcare Corp. 1 mo. USD LIBOR + 3.750%, 6.23%, 10/10/2025	96,293
105,432	MPH Acquisition Holdings LLC 3 mo. USD LIBOR + 2.750%, 5.35%, 06/07/2023	104,330
130,055	Ortho-Clinical Diagnostics S.A. 3 mo. USD LIBOR + 3.250%, 5.73%, 06/30/2025	127,508
63,585	Syneos Health, Inc. 1 mo. USD LIBOR + 2.000%, 4.48%, 08/01/2024	63,373
122,500	Team Health Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 02/06/2024	114,691
113,364	U.S. Renal Care, Inc. 3 mo. USD LIBOR + 4.250%, 6.85%, 12/30/2022	113,436

		748,938

	Household Products - 0.1%
103,688	Diamond (BC) B.V. 2 mo. USD LIBOR + 3.000%, 5.58%, 09/06/2024	99,799

	Insurance - 0.7%
	Asurion LLC
225,113	1 mo. USD LIBOR + 3.000%, 5.48%, 11/03/2023	225,711
100,000	1 mo. USD LIBOR + 6.500%, 8.98%, 08/04/2025	101,875
143,913	Hub International Ltd. 2 mo. USD LIBOR + 2.750%, 5.34%, 04/25/2025	142,330
99,750	Sedgwick Claims Management Services, Inc. 1 mo. USD LIBOR + 3.250%, 5.73%, 12/31/2025	99,426

		569,342

	Internet - 0.1%
110,577	Lands’ End, Inc. 1 mo. USD LIBOR + 3.250%, 5.73%, 04/04/2021	107,167

	Leisure Time - 0.6%
101,986	Caesars Resort Collection LLC 1 mo. USD LIBOR + 2.750%, 5.23%, 12/22/2024	102,262
100,000	Delta (LUX) S.a.r.l. 1 mo. USD LIBOR + 2.500%, 4.98%, 02/01/2024	98,417
120,625	Golden Entertainment, Inc. 1 mo. USD LIBOR + 3.000%, 5.48%, 10/21/2024	120,625
211,810	SRAM LLC 2 mo. USD LIBOR + 2.750%, 5.33%, 03/15/2024	212,340

		533,644

	Lodging - 0.1%
103,346	Boyd Gaming Corp. 1 week USD LIBOR + 2.250%, 4.67%, 09/15/2023	103,361

	Machinery - Construction & Mining - 0.2%
99,750	Brookfield WEC Holdings, Inc. 1 mo. USD LIBOR + 3.500%, 5.98%, 08/01/2025	100,296

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 12.6%(10) - (continued)
	Machinery - Construction & Mining - 0.2% - (continued)
$86,845	Pike Corp. 1 mo. USD LIBOR + 3.500%, 5.99%, 03/23/2025	$87,225

		187,521

	Machinery - Diversified - 0.1%
101,277	Gardner Denver, Inc. 3 mo. USD LIBOR + 2.750%, 5.23%, 07/30/2024	101,416

	Media - 0.7%
103,425	Altice Financing S.A. 3 mo. USD LIBOR + 2.750%, 5.23%, 01/31/2026	99,784
106,116	CSC Holdings LLC 1 mo. USD LIBOR + 2.250%, 4.72%, 07/17/2025	105,570
100,000	Houghton Mifflin Harcourt Publishing Co. 1 mo. USD LIBOR + 3.000%, 0.00%, 05/31/2021(11)	96,225
127,347	Numericable Group S.A. 3 mo. USD LIBOR + 3.688%, 6.16%, 01/31/2026	123,908
198,000	PSAV Holdings LLC 3 mo. USD LIBOR + 3.250%, 5.78%, 03/01/2025	194,412

		619,899

	Miscellaneous Manufacturing - 0.1%
90,430	H.B. Fuller Co. 1 mo. USD LIBOR + 2.000%, 4.49%, 10/20/2024	90,021

	Oil & Gas - 0.5%
62,500	Ascent Resources - Marcellus LLC 1 mo. USD LIBOR + 6.500%, 8.98%, 03/30/2023	62,344
115,000	California Resources Corp. 1 mo. USD LIBOR + 10.375%, 12.85%, 12/31/2021	118,091
99,500	NorthRiver Midstream Finance L.P. 1 mo. USD LIBOR + 3.250%, 5.85%, 10/01/2025	99,817
145,843	PowerTeam Services, LLC 3 mo. USD LIBOR + 3.250%, 5.85%, 03/06/2025	141,833

		422,085

	Packaging & Containers - 0.4%
161,700	Flex Acquisition Co., Inc. 3 mo. USD LIBOR + 3.000%, 5.63%, 12/29/2023	159,072
204,826	Reynolds Group Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 02/05/2023	205,089

		364,161

	Pharmaceuticals - 0.5%
147,375	Endo Luxembourg Finance Co., S.a r.l. 1 mo. USD LIBOR + 4.250%, 6.75%, 04/29/2024	145,533
273,804	Valeant Pharmaceuticals International, Inc. 1 mo. USD LIBOR + 3.000%, 5.47%, 06/02/2025	274,888

		420,421

	Real Estate - 0.1%
119,318	VICI Properties LLC 1 mo. USD LIBOR + 2.000%, 4.49%, 12/20/2024	119,070

	REITS - 0.1%
101,850	MGM Growth Properties Operating Partnership L.P. 1 mo. USD LIBOR + 2.000%, 4.48%, 03/21/2025	101,759

	Retail - 0.5%
102,977	Bass Pro Group LLC 1 mo. USD LIBOR + 5.000%, 7.48%, 09/25/2024	102,720
138,602	Coty, Inc. 1 mo. USD LIBOR + 2.250%, 4.72%, 04/07/2025	135,195
99,250	Rodan & Fields LLC 1 mo. USD LIBOR + 4.000%, 6.47%, 06/06/2025	87,340
128,375	Staples, Inc. 3 mo. USD LIBOR + 5.000%, 7.60%, 04/09/2026	126,706

		451,961

The accompanying notes are an integral part of these financial statements.

96

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 12.6%(10) - (continued)
	Semiconductors - 0.1%
$60,324	Microchip Technology, Inc. 1 mo. USD LIBOR + 2.000%, 4.49%, 05/29/2025	$60,192

	Software - 1.6%
187,209	Almonde, Inc. 3 mo. USD LIBOR + 3.500%, 6.10%, 06/13/2024	185,493
144,000	Change Healthcare Holdings LLC 1 mo. USD LIBOR + 2.750%, 5.23%, 03/01/2024	143,922
200,920	EVO Payments International LLC 1 mo. USD LIBOR + 3.250%, 5.73%, 12/22/2023	201,087
	First Data Corp.
65,690	1 mo. USD LIBOR + 2.000%, 4.48%, 07/08/2022	65,686
189,483	1 mo. USD LIBOR + 2.000%, 4.48%, 04/26/2024	189,427
169,150	Quest Software U.S. Holdings, Inc. 3 mo. USD LIBOR + 4.250%, 6.83%, 05/16/2025	167,247
74,414	SkillSoft Corp. 3 mo. USD LIBOR + 4.750%, 7.23%, 04/28/2021	62,061
99,492	SS&C Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 4.73%, 04/16/2025	99,480
199,524	WEX, Inc. 1 mo. USD LIBOR + 2.250%, 4.73%, 06/30/2023	199,712

		1,314,115

	Telecommunications - 0.6%
99,747	CenturyLink, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 01/31/2025	99,055
	Sprint Communications, Inc.
170,754	1 mo. USD LIBOR + 2.500%, 5.00%, 02/02/2024	165,674
99,750	1 mo. USD LIBOR + 3.000%, 5.50%, 02/02/2024	98,129
118,511	Univision Communications, Inc. 1 mo. USD LIBOR + 2.750%, 5.23%, 03/15/2024	113,919

		476,777

	Transportation - 0.2%
156,744	Savage Enterprises LLC 1 mo. USD LIBOR + 4.500%, 6.98%, 08/01/2025	157,724

	Total Senior Floating Rate Interests (cost $10,864,036)	$10,675,303

EQUITY LINKED SECURITIES - 11.5%
	Banks - 11.5%
1,923	Adobe Systems, Inc. (Canadian Imperial Bank of Commerce) 12.00%, 06/26/2019(3)(10)(11)(12)	$538,471
2,952	Apple Inc. (Societe Generale S.A.) 12.00%, 06/26/2019(3)(10)(11)(12)	528,113
10,169	Bristol Myers Sqibb Co. (Merrill Lynch International & Co. C.V.) 12.00%, 05/22/2019(3)(10)(11)(12)	472,757
6,097	Capital One Financial Corp. (Canadian Imperial Bank of Commerce) 12.00%, 05/22/2019(3)(10)(11)(12)	533,920
7,496	ConocoPhillips Co. (HSBC Bank plc) 12.00%, 05/22/2019(3)(10)(11)(12)	474,572
3,122	Cummins, Inc. (Societe Generale S.A.) 12.00%, 06/26/2019(3)(10)(11)(12)	516,722
7,767	DXC Technology, Co. (Canadian Imperial Bank of Commerce) 12.00%, 05/22/2019(3)(10)(11)(12)	509,181
7,257	Etsy Inc. (Societe Generale S.A.) 12.00%, 05/22/2019(3)(10)(11)(12)	501,821
8,194	Gilead Sciences, Inc. (Canadian Imperial Bank of Commerce) 12.00%, 07/24/2019(3)(10)(11)(12)	525,686

Shares or Principal Amount		Market Value†
EQUITY LINKED SECURITIES - 11.5% - (continued)
	Banks - 11.5% - (continued)
$3,545	HCA Healthcare, Inc. (BNP Paribas Issuance B.V.) 12.00%, 05/22/2019(3)(10)(11)(12)	$453,476
4,923	JP Morgan Chase & Co. (BNP Paribas Issuance B.V.) 12.00%, 05/22/2019(3)(10)(11)(12)	535,672
4,716	Microsoft Corp. (Barclays Bank plc) 12.00%, 05/22/2019(3)(10)(11)(12)	525,457
9,794	Oracle Corp. (Barclays Bank plc) 12.00%, 05/22/2019(3)(10)(11)(12)	513,010
7,486	Planet Fitness, Inc.,Class A (BNP Paribas Issuance B.V.) 12.00%, 06/26/2019(3)(10)(11)(12)	535,998
3,871	PNC Financial Services Group (Societe Generale S.A.) 12.00%, 06/26/2019(3)(10)(11)(12)	519,703
4,914	Post Holdings, Inc. (Merrill Lynch International & Co. C.V.) 12.00%, 05/22/2019(3)(10)(11)(12)	516,167
5,325	Prudential Financial, Inc. (Canadian Imperial Bank of Commerce) 12.00%, 05/22/2019(3)(10)(11)(12)	526,573
3,933	Ralph Lauren Corp. (Canadian Imperial Bank of Commerce) 12.00%, 07/24/2019(3)(10)(11)(12)	511,907
5,796	Valero Energy Corp. (BNP Paribas Issuance B.V.) 12.00%, 06/26/2019(3)(10)(11)(12)	519,611

		9,758,817

	Total Equity Linked Securities (cost $9,727,354)	$9,758,817

U.S. GOVERNMENT AGENCIES - 1.6%
	Mortgage-Backed Agencies - 1.6%
	FHLMC - 0.0%
$30,000	FHLMC 3.82%, 05/25/2048(3)(4)	$28,156

	FNMA - 1.6%
$1,345,000	FNMA 3.50%, 05/01/2049(13)	$1,357,162

	Total U.S. Government Agencies (cost $1,386,432)	$1,385,318

U.S. GOVERNMENT SECURITIES - 2.3%
	U.S. Treasury Bonds - 1.0%
$185,000	3.00%, 08/15/2048(14)	$187,074
335,000	3.13%, 08/15/2044	347,327
260,000	3.75%, 11/15/2043(15)	298,584

		832,985

	U.S. Treasury Notes - 1.3%
476,002	0.50%, 04/15/2024(16)	477,768
240,226	0.88%, 01/15/2029(14)(16)	247,482
400,000	2.63%, 02/15/2029	404,078

		1,129,328

		1,962,313

	Total U.S. Government Securities (cost $1,944,805)	$1,962,313

COMMON STOCKS - 19.4%
	Automobiles & Components - 0.3%
11,640	Ford Motor Co.	$121,638
20,399	Nissan Motor Co., Ltd.	163,764

		285,402

	Banks - 0.7%
1,665	ABN Amro Group N.V.(3)(7)	39,215
4,251	Bank Leumi Le-Israel BM	29,111
195,000	Bank of China Ltd. Class H	93,114
979	Bank of Montreal	77,329
2,283	BNP Paribas S.A.	121,531
63,710	China CITIC Bank Corp. Ltd. Class H	40,880
15,404	China Everbright Bank Co., Ltd. Class H	7,608

The accompanying notes are an integral part of these financial statements.

97

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 19.4% - (continued)
	Banks - 0.7% - (continued)
25,850	Dubai Islamic Bank PJSC	$36,361
1,079	PacWest Bancorp.	42,674
596	Sberbank of Russia PJSC ADR	8,543
2,021	Societe Generale S.A.	64,089

		560,455

	Capital Goods - 0.6%
60	Boeing Co.	22,661
2,577	Fortune Brands Home & Security, Inc.	136,014
14,366	Marubeni Corp.	102,941
2,020	Mitsubishi Corp.	55,646
6,848	Mitsui & Co., Ltd.	110,764
3,159	NWS Holdings Ltd.	6,569
562	PACCAR, Inc.	40,279
3,499	Sumitomo Corp.	50,151
6,564	Yangzijiang Shipbuilding Holdings Ltd.	7,589

		532,614

	Consumer Durables & Apparel - 1.5%
5,350	Barratt Developments plc	42,087
2,913	D.R. Horton, Inc.	129,075
11,896	Gree Electric Appliances, Inc. of Zhuhai Class A	98,140
5,314	KB Home	137,686
2,443	Lennar Corp. Class A	127,109
5,400	Midea Group Co., Ltd. Class A	42,041
852	Mohawk Industries, Inc.*	116,085
4,403	Persimmon plc	128,624
4,095	PulteGroup, Inc.	128,829
24,676	Taylor Wimpey plc	58,502
3,091	Toll Brothers, Inc.	117,767
8,613	TRI Pointe Group, Inc.*	112,400

		1,238,345

	Consumer Services - 0.2%
13,600	Genting Singapore Ltd.	9,862
587	H&R Block, Inc.	15,972
628	Starbucks Corp.	48,783
2,202	Yum China Holdings, Inc.	104,683

		179,300

	Diversified Financials - 0.7%
239	AGNC Investment Corp. REIT	4,252
18,527	Annaly Capital Management, Inc. REIT	186,937
8,290	Chimera Investment Corp. REIT	158,919
39,620	China Huarong Asset Management Co., Ltd. Class H(3)	8,497
634	Magellan Financial Group Ltd.	19,957
3,362	Navient Corp.	45,421
6,710	New Residential Investment Corp. REIT	112,795
2,197	ORIX Corp.	31,122
16,019	Power Finance Corp. Ltd.	26,635
18,757	REC Ltd.	39,739

		634,274

	Energy - 3.8%
44,900	Ascent Resources - Marcellus LLC Class A*(12)(17)	125,720
5,845	BP plc ADR	255,602
2,331	Chevron Corp.	279,860
189,496	China Petroleum & Chemical Corp. Class H	145,667
6,660	China Shenhua Energy Co., Ltd. Class H	14,742
4,610	ConocoPhillips	290,983
1,720	Enauta Participacoes S.A.	5,878
6,953	Eni S.p.A. ADR	235,915
11,228	Equinor ASA ADR	249,149
5,219	Exxon Mobil Corp.	418,981
142	Helmerich & Payne, Inc.	8,310
3,545	Occidental Petroleum Corp.	208,730

Shares or Principal Amount		Market Value†
COMMON STOCKS - 19.4% - (continued)
	Energy - 3.8% - (continued)
1,117	Paragon Offshore Ltd., Litigation*	$13,207
8,981	Repsol S.A.	152,396
3,797	Royal Dutch Shell plc Class A, ADR	241,224
3,449	Schlumberger Ltd.	147,203
2,365	Total S.A.	131,472
4,160	Total S.A. ADR	231,587
217	Valero Energy Corp.	19,673
3,210	Whitehaven Coal Ltd.	9,520

		3,185,819

	Food & Staples Retailing - 0.1%
1,515	Casino Guichard Perrachon S.A.(7)	62,022

	Food, Beverage & Tobacco - 1.1%
6,298	Imperial Brands plc	200,391
34,792	Inner Mongolia Yili Industrial Group Co., Ltd. Class A	160,356
1,763	Kweichow Moutai Co., Ltd. Class A	254,946
684	Philip Morris International, Inc.	59,207
673	SLC Agricola S.A.	7,054
18,396	Wuliangye Yibin Co., Ltd. Class A	279,422

		961,376

	Health Care Equipment & Services - 0.1%
246	Alcon, Inc.*	14,167
835	Cardinal Health, Inc.	40,673

		54,840

	Household & Personal Products - 0.1%
354	Kimberly-Clark Corp.	45,447

	Insurance - 1.7%
10,142	Aegon N.V.	52,943
1,919	Ageas	101,410
691	ASR Nederland N.V.	30,745
10,589	AXA S.A.(7)	282,372
410	CNA Financial Corp.	18,995
4,698	CNP Assurances(7)	110,970
9,635	Japan Post Holdings Co., Ltd.	107,909
814	Manulife Financial Corp.	14,990
4,456	NN Group N.V.	194,458
733	Old Republic International Corp.	16,390
20,130	Ping An Insurance Group Co. of China Ltd. Class A	257,501
391	Prudential Financial, Inc.	41,333
1,016	Swiss Re AG	97,818
28,481	UnipolSai Assicurazioni S.p.A.(7)	78,044

		1,405,878

	Materials - 1.0%
1,432	Akzo Nobel N.V.	121,671
34,330	Alumina Ltd.	54,323
24,305	Anhui Conch Cement Co., Ltd. Class A	144,334
16,816	China Resources Cement Holdings Ltd.	16,861
7,798	Evraz plc	64,034
13,205	Fortescue Metals Group Ltd.	66,727
1,001	Kumba Iron Ore Ltd.	30,104
395	LyondellBasell Industries N.V. Class A	34,851
24,382	Maanshan Iron & Steel Co., Ltd. Class H	11,239
1,755	MMC Norilsk Nickel PJSC ADR	39,020
31,097	National Aluminium Co., Ltd.	23,164
580	Novolipetsk Steel PJSC GDR(5)	15,277
4,921	Severstal PJSC GDR(5)	79,671
16,535	Sinopec Shanghai Petrochemical Co., Ltd. Class H	7,489
14,520	South32 Ltd.	34,294
1,962	UPM-Kymmene Oyj	55,397
26,327	Vedanta Ltd.	63,207

		861,663

The accompanying notes are an integral part of these financial statements.

98

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 19.4% - (continued)
	Media & Entertainment - 0.5%
3,826	Altice USA, Inc. Class A	$90,141
2,295	Eutelsat Communications S.A.	41,477
3,153	ProSiebenSat.1 Media SE(5)	49,844
4,287	Tencent Holdings Ltd.	211,296
890	Viacom, Inc. Class B	25,730

		418,488

	Pharmaceuticals, Biotechnology & Life Sciences - 1.2%
1,169	AbbVie, Inc.	92,807
395	Amgen, Inc.	70,831
198	Bristol-Myers Squibb Co.	9,193
838	Gilead Sciences, Inc.	54,504
2,320	Jiangsu Hengrui Medicine Co., Ltd. Class A	22,668
991	Johnson & Johnson	139,929
1,232	Novartis AG(5)	100,950
4,691	Pfizer, Inc.	190,502
382	Roche Holding AG	100,796
2,500	Sanofi(7)	218,123

		1,000,303

	Real Estate - 1.5%
19,933	Aldar Properties PJSC	9,669
1,102	Apple Hospitality, Inc. REIT	18,128
3,142	Barwa Real Estate Co.	29,955
4,952	Brixmor Property Group, Inc. REIT	88,542
23,109	CapitaLand Mall Trust REIT	41,148
6,126	Castellum AB	110,142
19,146	Fibra Uno Administracion S.A. de C.V. REIT	28,379
9,185	Fortress REIT Ltd. Class B, REIT	6,998
337	Gecina S.A. REIT	50,352
10,282	Guangzhou R&F Properties Co., Ltd. Class H	20,455
2,291	HCP, Inc. REIT	68,226
1,811	Hospitality Properties Trust REIT	47,086
11,404	Kerry Properties Ltd.	48,813
7,852	Kimco Realty Corp. REIT	136,546
2,795	Medical Properties Trust, Inc. REIT	48,801
2,200	Omega Healthcare Investors, Inc. REIT	77,858
4,217	Park Hotels & Resorts, Inc. REIT	135,281
4,024	Senior Housing Properties Trust REIT	32,313
2,768	Spirit Realty Capital, Inc. REIT	111,993
9,494	Stockland REIT	25,274
1,561	Swire Pacific Ltd. Class A	19,768
343	Welltower, Inc. REIT	25,564
21,412	Wharf Holdings Ltd.	61,537
3,654	Wheelock & Co., Ltd.	26,040

		1,268,868

	Retailing - 0.4%
1,009	Alibaba Group Holding Ltd. ADR*	187,240
4,693	Harvey Norman Holdings Ltd.	13,798
1,201	K’s Holdings Corp.	10,713
262	Kohl’s Corp.	18,628
799	L Brands, Inc.	20,486
1,709	Macy’s, Inc.	40,230
516	Target Corp.	39,949

		331,044

	Semiconductors & Semiconductor Equipment - 0.4%
1,972	Intel Corp.	100,651
395	KLA-Tencor Corp.	50,355
9,972	Nanya Technology Corp.	21,178
14,058	Radiant Opto-Electronics Corp.	47,512
136,816	United Microelectronics Corp.	59,658
334	Xilinx, Inc.	40,127

		319,481

Shares or Principal Amount		Market Value†
COMMON STOCKS - 19.4% - (continued)
	Software & Services - 1.1%
1,549	International Business Machines Corp.	$217,278
1,171	Micro Focus International plc	29,694
846	Microsoft Corp.	110,488
941	Paychex, Inc.	79,336
270	SCSK Corp.	12,831
1,266	VMware, Inc. Class A	258,428
10,410	Western Union Co.	202,370

		910,425

	Technology Hardware & Equipment - 0.1%
2,974	Asustek Computer, Inc.	22,737
110,234	AU Optronics Corp.	39,424
29,232	Innolux Corp.	9,380
6,630	Lite-On Technology Corp.	9,355
826	Xerox Corp.	27,555

		108,451

	Telecommunication Services - 1.2%
6,377	AT&T, Inc.	197,432
9,176	BT Group plc	27,381
8,819	CenturyLink, Inc.	100,713
1,870	China Mobile Ltd.	17,842
74,607	China Unicom Hong Kong Ltd.	88,586
3,799	Deutsche Telekom AG(5)	63,652
61,350	HKT Trust & HKT Ltd.	95,097
6,756	Koninklijke KPN N.V.	20,764
2,464	Mobile TeleSystems PJSC ADR	19,416
8,483	Orange S.A.	132,577
12,192	PCCW Ltd.	7,352
64	SK Telecom Co., Ltd.	13,575
3,597	Spark New Zealand Ltd.	8,826
161	Swisscom AG(5)(7)	75,019
3,377	Telefonica Brasil S.A. ADR	40,186
6,923	Telstra Corp. Ltd.	16,490
7,603	VEON Ltd. ADR	17,791
128	Verizon Communications, Inc.	7,320
44,607	Vodafone Group plc	82,740

		1,032,759

	Transportation - 0.2%
23,320	Air New Zealand Ltd.	41,761
36,968	Daqin Railway Co., Ltd. Class A	46,789
66,260	Hutchison Port Holdings Trust	15,565
1,166	Macquarie Infrastructure Corp.	47,235
14,792	Royal Mail plc	48,807

		200,157

	Utilities - 0.9%
1,334	AES Corp.	22,838
5,214	CenterPoint Energy, Inc.	161,634
20,900	Centrica plc	29,054
148,892	China Longyuan Power Group Corp. Ltd. Class H	102,676
11,695	China Resources Power Holdings Co., Ltd.	16,365
4,800	Cia de Transmissao de Energia Eletrica Paulista	25,707
7,276	Endesa S.A.	181,524
8,669	ENN Energy Holdings Ltd.	81,931
732	Exelon Corp.	37,295
5,086	Italgas S.p.A.	31,770
1,443	OGE Energy Corp.	61,097
4,039	Transmissora Alianca de Energia Eletrica S.A.	27,039

		778,930

	Total Common Stocks (cost $15,414,363)	$16,376,341

The accompanying notes are an integral part of these financial statements.

99

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Shares or Principal Amount			Market Value†
ESCROWS - 0.0%(18)
		Energy - Alternate Sources - 0.0%
	4,146	Paragon Offshore Ltd.*(12)(17)	$—

		Total Escrows (cost $— )	$—

CONVERTIBLE BONDS - 2.3%
		Biotechnology - 0.2%
	$132,000	Illumina, Inc. 0.50%, 06/15/2021	$180,510

		Commercial Services - 0.2%
	142,000	Cardtronics, Inc. 1.00%, 12/01/2020	141,630

		Internet - 0.4%
	186,000	Wayfair, Inc. 0.38%, 09/01/2022	306,086

		Media - 0.2%
	148,000	DISH Network Corp. 3.38%, 08/15/2026	135,762

		Oil & Gas - 0.1%
	132,000	PDC Energy, Inc. 1.13%, 09/15/2021	125,332

		Pharmaceuticals - 0.2%
	132,000	Ironwood Pharmaceuticals, Inc. 2.25%, 06/15/2022	146,533
	55,000	Teva Pharmaceutical Finance Co. LLC 0.25%, 02/01/2026	50,943

			197,476

		Semiconductors - 0.0%
		Microchip Technology, Inc.
	4,000	1.63%, 02/15/2027	5,190
	4,000	2.25%, 02/15/2037	5,263

			10,453

		Software - 0.2%
	165,000	Envestnet, Inc. 1.75%, 12/15/2019	193,785
	10,000	Western Digital Corp. 1.50%, 02/01/2024(3)	8,921

			202,706

		Telecommunications - 0.8%
EUR	300,000	Telecom Italia S.p.A. 1.13%, 03/26/2022(5)	328,864
	300,000	Telefonica Participaciones SAU 0.00%, 03/09/2021(5)(9)	334,300

			663,164

		Total Convertible Bonds (cost $1,908,907)	$1,963,119

EXCHANGE-TRADED FUNDS - 4.2%
		Other Investment Pools & Funds - 4.2%
	20,291	iShares iBoxx High Yield Corporate Bond ETF	$1,764,100
	48,297	SPDR Bloomberg Barclays High Yield Bond ETF	1,751,732

			3,515,832

		Total Exchange-Traded Funds (cost $3,499,232)	$3,515,832

PREFERRED STOCKS - 0.1%
		Telecommunication Services - 0.1%
	6,300	Telefonica Brasil S.A.	$74,824

		Total Preferred Stocks (cost $75,150)	$74,824

CONVERTIBLE PREFERRED STOCKS - 0.0%
		Utilities - 0.0%
	300	Sempra Energy Series A, 6.00%*	$32,067

		Total Convertible Preferred Stocks (cost $30,125)	$32,067

Shares or Principal Amount		Market Value†
WARRANTS - 0.0%
	Energy - 0.0%
11,625	Ascent Resources - Marcellus LLC Expires 3/30/23*(12)(17)	$349

	Total Warrants (cost $930)	$349

	Total Long-Term Investments (cost $73,613,729)	$74,098,209

SHORT-TERM INVESTMENTS - 14.4%
	Other Investment Pools & Funds - 12.0%
10,190,282	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(19)	$10,190,282

	Securities Lending Collateral - 1.2%
48,432	Citibank NA DDCA, 2.42%, 5/1/2019(19)	48,432
471,157	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.34%(19)	471,157
100,280	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.36%(19)	100,280
173,147	Invesco Government & Agency Portfolio, Institutional Class, 2.33%(19)	173,147
160,885	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(19)	160,885
14,742	Western Asset Institutional Government Class A Fund, Institutional Class, 2.29%(19)	14,742

		968,643

	U.S. Treasury Bill - 1.2%
1,000,000	U.S. Treasury Bills 2.36%, 05/09/2019(20)(21)	999,475

	Total Short-Term Investments (cost $12,158,400)	$12,158,400

Total Investments Excluding Purchased Options (cost $85,772,129)	101.9%	$86,256,609

Total Purchased Options (cost $281,936)	0.3%	$279,198

Total Investments (cost $86,054,065)	102.2%	$86,535,807
Other Assets and Liabilities	(2.2)%	(1,896,661)

Total Net Assets	100.0%	$84,639,146

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

The accompanying notes are an integral part of these financial statements.

100

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2019.

(2)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(3)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $14,831,988, representing 17.5% of net assets.

(4)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $6,853,387, representing 8.1% of net assets.

(6)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(7)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(8)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(9)	Security is a zero-coupon bond.

(10)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of April 30, 2019.

(11)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(12)	Investment valued using significant unobservable inputs.

(13)	Represents or includes a TBA transaction.

(14)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(15)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

(16)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(17)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2019, the aggregate fair value of these securities was $126,069, which represented 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(18)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(19)	Current yield as of period end.

(20)	The rate shown represents current yield to maturity.

(21)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

OTC Swaption Contracts Outstanding at April 30, 2019
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Puts
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 03/20/30*	MSC	3.00%	Receive	03/18/20	USD	1,010,000	1,010,000	$4,590	$12,701	$(8,111)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 12/11/29*	BOA	3.20%	Receive	12/09/19	USD	800,000	800,000	908	10,960	(10,052)

Total Puts							1,810,000	$5,498	$23,661	$(18,163)

Total purchased swaption contracts							1,810,000	$5,498	$23,661	$(18,163)

*	Swaptions with forward premiums.

The accompanying notes are an integral part of these financial statements.

101

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Exchange-Traded Option Contracts Outstanding at April 30, 2019
Description	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
S&P 500 Index	2,980.00 USD	05/31/19	58	USD	5,800	$107,300	$62,543	$44,757
Puts
Russell 2000 Index	1,100.00 USD	03/31/20	160	USD	16,000	$166,400	$195,732	$(29,332)

Total purchased option contracts					21,800	$273,700	$258,275	$15,425

Futures Contracts Outstanding at April 30, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	34	06/17/2019	$3,314,336	$55,665
Canadian Government 10-Year Bond Future	1	06/19/2019	103,142	(47)
Euro STOXX 50 Future	99	06/21/2019	3,833,047	262,956
STOXX Europe 600 Future	116	06/21/2019	2,517,545	143,929
U.S. Treasury 2-Year Note Future	16	06/28/2019	3,408,125	7,998
U.S. Treasury 5-Year Note Future	25	06/28/2019	2,891,016	20,651

Total				$491,152

Short position contracts:
Euro-BOBL Future	4	06/06/2019	$596,378	$(3,000)
Euro-Bund Future	2	06/06/2019	370,824	(192)
FTSE/MIB Index Future	22	06/21/2019	2,647,280	(174,250)
U.S. Treasury 10-Year Note Future	6	06/19/2019	742,031	(2,339)
U.S. Treasury 10-Year Ultra Future	5	06/19/2019	658,906	4,538
U.S. Treasury Ultra Bond Future	1	06/19/2019	164,281	967

Total				$(174,276)

Total futures contracts				$316,876

OTC Credit Default Swap Contracts Outstanding at April 30, 2019
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
PrimeX.ARM.2*	MSC	USD	140,425	(4.58%)	12/25/37	Monthly	$—	$(288)	$(155)	$133

Sell protection:
CMBX.NA.AAA.10	GSC	USD	40,000	0.50%	11/17/59	Monthly	$—	$(4)	$345	$349
CMBX.NA.BB.6	DEUT	USD	528,748	0.50%	05/11/63	Monthly	4,340	—	4,488	148
CMBX.NA.BB.6	CSI	USD	40,000	5.00%	05/11/63	Monthly	—	(7,543)	(8,656)	(1,113)
CMBX.NA.BB.6	CSI	USD	70,000	5.00%	05/11/63	Monthly	—	(13,576)	(14,867)	(1,291)
CMBX.NA.BB.6	CSI	USD	115,000	5.00%	05/11/63	Monthly	—	(23,110)	(24,424)	(1,314)
CMBX.NA.BB.6	MSC	USD	35,000	5.00%	05/11/63	Monthly	—	(6,152)	(7,574)	(1,422)
CMBX.NA.BB.6	CSI	USD	40,000	5.00%	05/11/63	Monthly	—	(6,756)	(8,656)	(1,900)
CMBX.NA.BB.6	CSI	USD	47,000	5.00%	05/11/63	Monthly	—	(8,261)	(10,171)	(1,910)
CMBX.NA.BB.6	CSI	USD	85,000	5.00%	05/11/63	Monthly	—	(14,940)	(18,395)	(3,455)
CMBX.NA.BB.6	CSI	USD	85,000	5.00%	05/11/63	Monthly	—	(14,940)	(18,395)	(3,455)
CMBX.NA.BB.6	CSI	USD	90,000	5.00%	05/11/63	Monthly	—	(15,819)	(19,477)	(3,658)
CMBX.NA.BB.6	GSC	USD	80,000	5.00%	05/11/63	Monthly	—	(8,361)	(17,313)	(8,952)
CMBX.NA.BB.8	MSC	USD	156,000	5.00%	10/17/57	Monthly	—	(41,470)	(23,483)	17,987
CMBX.NA.BB.8	GSC	USD	115,000	5.00%	10/17/57	Monthly	—	(27,371)	(16,848)	10,523
CMBX.NA.BB.8	GSC	USD	125,000	5.00%	10/17/57	Monthly	—	(24,583)	(18,816)	5,767
CMBX.NA.BB.8	GSC	USD	20,000	5.00%	10/17/57	Monthly	—	(971)	(3,011)	(2,040)
CMBX.NA.BBB-.6	MSC	USD	135,000	3.00%	05/11/63	Monthly	—	(19,569)	(14,639)	4,930
CMBX.NA.BBB-.6	DEUT	USD	75,000	3.00%	05/11/63	Monthly	—	(10,987)	(8,133)	2,854

The accompanying notes are an integral part of these financial statements.

102

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2019 – (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices – (continued):
Sell protection – (continued):
CMBX.NA.BBB-.6	CSI	USD	70,000	3.00%	05/11/63	Monthly	$—	$(9,923)	$(7,591)	$2,332
PrimeX.ARM.2*	JPM	USD	140,425	4.58%	12/25/37	Monthly	5,418	—	155	(5,263)

Total							$9,758	$(254,336)	$(235,461)	$9,117

Total traded indices							$9,758	$(254,624)	$(235,616)	$9,250

Credit default swaps on single-name issues:
Buy protection:
United Mexican States	GSC	USD	875,000	(1.00%)	12/20/23	Quarterly	$12,185	$—	$(524)	$(12,709)

Credit default swaps on single-name issues:
Sell protection:
Republic of Brazil	MSC	USD	55,000	1.00%	12/20/23	Quarterly	$—	$(1,555)	$(1,309)	$246
Republic of Turkey	MSC	USD	20,000	1.00%	12/20/23	Quarterly	—	(1,676)	(2,664)	(988)
Republic of Turkey	MSC	USD	35,000	1.00%	12/20/23	Quarterly	—	(2,914)	(4,662)	(1,748)

Total							$—	$(6,145)	$(8,635)	$(2,490)

Total single-name issues							$12,185	$(6,145)	$(9,159)	$(15,199)

Total OTC contracts							$21,943	$(260,769)	$(244,775)	$(5,949)

*	Investment valued using significant unobservable inputs.

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2019
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EMS.31.V1	USD	1,495,000	(1.00%)	06/20/24	Quarterly	$48,957	$60,780	$11,823
CDX.EMS.31.V1	USD	1,020,000	1.00%	06/20/24	Quarterly	(33,722)	(41,467)	(7,745)
CDX.NA.HY.32.V1	USD	1,525,000	5.00%	06/20/24	Quarterly	91,885	122,250	30,365
CDX.NA.HY.32.V1	USD	1,860,000	(5.00%)	06/20/24	Quarterly	(126,663)	(149,174)	(22,511)
CDX.NA.IG.32.V1	USD	1,455,000	(1.00%)	06/20/24	Quarterly	(22,662)	(30,869)	(8,207)

Total						$(42,205)	$(38,480)	$3,725

Total						$(42,205)	$(38,480)	$3,725

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2019
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
BCLY	1.89% Fixed	CPURNSA	USD	796,000	07/15/24	At maturity	$—	$—	$15,619	$15,619
DEUT	2.00% Fixed	CPURNSA	USD	500,000	01/15/23	At maturity	141	—	(1,210)	(1,351)

Total							$141	$—	$14,409	$14,268

Centrally Cleared Interest Rate Swap Contracts Outstanding at April 30, 2019
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
3 Mo. USD LIBOR	2.36% Fixed	USD	390,000	04/09/24	Semi-Annual	$—	$—	$(636)	$(636)
3 Mo. USD LIBOR	2.36% Fixed	USD	420,000	04/09/24	Semi-Annual	—	—	(705)	(705)
3 Mo. USD LIBOR	2.36% Fixed	USD	405,000	04/09/24	Semi-Annual	—	—	(727)	(727)
3 Mo. USD LIBOR	2.36% Fixed	USD	557,000	04/09/24	Semi-Annual	—	—	(882)	(882)

Total						$—	$—	$(2,950)	$(2,950)

The accompanying notes are an integral part of these financial statements.

103

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

OTC Total Return Swap Contracts Outstanding at April 30, 2019
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
GS Client REIT GSCBWRS3(1)	GSC	USD	3,438,443	(1.00%)	10/31/19	Monthly	$—	$—	$—	$—
GS Client REIT GSCBWRL2(2)	GSC	USD	3,138,668	1.00%	10/31/19	Monthly	—	—	—	—
STOXX Europe 600	GSC	EUR	3,015,012	—	06/21/19	Annual	—	—	(433,020)	(433,020)

Total							$—	$—	$(433,020)	$(433,020)

(1)	GS Client REIT GSCBWRL2

GS Client REIT GSCBWRL2 is a custom basket of real estate stocks.

Underlying Securities

Common Stocks
Long positions
Shares	Description	Market Value	% of Total Absolute Notional Amount
4,311	Extra Space Storage, Inc.	$446,992	13.00%
13,496	CubeSmart	430,669	12.53%
14,401	National Storage Affiliates Trust	421,381	12.25%
4,356	Life Storage, Inc.	415,062	12.07%
1,631	Public Storage	360,764	10.49%
770	Equinix, Inc.	350,182	10.18%
3,175	CoreSite Realty Corp.	347,400	10.10%
2,927	Digital Realty Trust, Inc.	344,595	10.02%
5,771	CyrusOne, Inc.	321,399	9.35%

(2)	GS Client REIT GSCBWRS3

GS Client REIT GSCBWRS3 is a custom basket of real estate stocks.

Underlying Securities

Common Stocks
Long positions
Shares	Description	Market Value	% of Total Absolute Notional Amount
17,582	Medical Properties Trust, Inc.	$306,973	9.78%
12,041	CareTrust REIT, Inc.	291,995	9.30%
8,694	HCP, Inc.	258,912	8.25%
7,234	Omega Healthcare Investors, Inc.	256,022	8.16%
3,362	Welltower, Inc.	250,544	7.98%
12,680	Physicians Realty Trust	229,009	7.30%
2,959	National Health Investors, Inc.	223,160	7.11%
3,618	Ventas, Inc.	221,123	7.05%
7,085	Healthcare Realty Trust, Inc.	218,777	6.97%
4,854	LTC Properties, Inc.	218,717	6.97%
10,866	Sabra Health Care REIT, Inc.	212,531	6.77%
7,686	Healthcare Trust of America, Inc.	211,969	6.75%
25,906	New Senior Investment Group, Inc.	144,816	4.61%
11,721	Senior Housing Properties Trust	94,120	3.00%

Foreign Currency Contracts Outstanding at April 30, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
850,000	BRL	214,214	USD	MSC	05/03/19	$2,503	$—
850,000	BRL	215,446	USD	HSBC	05/03/19	1,271	—

The accompanying notes are an integral part of these financial statements.

104

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
6,800,000	CLP	10,184	USD	BNP	06/19/19	$—	$(147)
1,041,000	CNH	154,807	USD	JPM	05/31/19	—	(263)
657,000	CNH	97,780	USD	JPM	06/19/19	—	(248)
31,900,000	COP	10,121	USD	MSC	06/19/19	—	(279)
230,000	CZK	10,133	USD	BNP	06/19/19	—	(55)
720,000	EGP	40,356	USD	GSC	06/19/19	967	—
50,000	EGP	2,644	USD	GSC	07/09/19	210	—
334,000	EUR	375,704	USD	JPM	05/31/19	—	(84)
7,000	EUR	7,914	USD	HSBC	06/19/19	—	(29)
2,800,000	HUF	10,119	USD	BNP	06/19/19	—	(388)
40,000	PEN	12,064	USD	BNP	06/19/19	6	—
220,000	PHP	4,130	USD	BCLY	06/19/19	74	—
40,000	PLN	10,536	USD	BNP	06/19/19	—	(53)
670,000	RUB	10,090	USD	GSC	06/19/19	197	—
55,000	TRY	9,546	USD	BCLY	06/19/19	—	(609)
134,366	USD	190,000	AUD	MSC	06/19/19	264	—
143,873	USD	200,000	AUD	RBS	09/26/19	2,354	—
215,446	USD	850,000	BRL	MSC	05/03/19	—	(1,270)
214,820	USD	850,000	BRL	HSBC	05/03/19	—	(1,897)
34,299	USD	129,000	BRL	BCLY	06/04/19	1,490	—
2,049	USD	8,000	BRL	GSC	06/04/19	15	—
213,705	USD	850,000	BRL	MSC	06/04/19	—	(2,485)
152,162	USD	200,000	CAD	DEUT	06/19/19	2,680	—
142,880	USD	190,000	CAD	BMO	06/19/19	872	—
152,667	USD	200,000	CAD	CBK	09/09/19	2,913	—
152,800	USD	200,000	CAD	UBS	10/01/19	2,975	—
152,656	USD	200,000	CAD	GSC	12/02/19	2,632	—
153,211	USD	200,000	CAD	MSC	02/19/20	2,939	—
590,481	USD	600,000	CHF	MSC	05/31/19	—	(145)
69,825	USD	65,000	CHF	BNP	10/13/20	2,920	—
37,515	USD	35,000	CHF	HSBC	10/13/20	1,490	—
1,529,928	USD	10,288,000	CNH	JPM	05/31/19	2,601	—
3,213,728	USD	2,857,000	EUR	JPM	05/31/19	716	—
6,744	USD	6,000	EUR	CIBC	06/06/19	—	(8)
246,333	USD	219,000	EUR	BCLY	06/06/19	—	(86)
1,374,549	USD	1,207,000	EUR	GSC	06/19/19	14,890	—
34,077	USD	30,000	EUR	BNP	06/19/19	282	—
112,908	USD	100,000	EUR	JPM	06/19/19	260	—
10,298	USD	9,000	EUR	HSBC	06/19/19	160	—
23,698	USD	21,000	EUR	CBA	06/19/19	42	—
11,292	USD	10,000	EUR	BCLY	06/19/19	27	—
1,634,699	USD	1,260,000	GBP	JPM	05/31/19	—	(11,139)
239,004	USD	180,000	GBP	BMO	06/19/19	3,655	—
863,589	USD	6,770,000	HKD	HSBC	05/31/19	174	—
2,980	USD	43,000,000	IDR	SCB	06/19/19	—	(18)
264,399	USD	29,500,000	JPY	ANZ	05/31/19	—	(1,120)
241,376	USD	26,700,000	JPY	MSC	06/19/19	698	—
1,019	USD	20,000	MXN	RBC	06/19/19	—	(27)
336,364	USD	2,880,000	NOK	MSC	05/31/19	2,121	—
20,573	USD	30,000	NZD	BMO	06/19/19	518	—
236,749	USD	15,240,000	RUB	GSC	05/31/19	2,096	—
10,400	USD	670,000	RUB	JPM	06/19/19	112	—
117,753	USD	1,100,000	SEK	MSC	05/31/19	1,635	—
162,645	USD	5,210,000	THB	JPM	05/31/19	—	(663)
9,161	USD	55,000	TRY	GSC	06/19/19	225	—
712,999	USD	21,965,000	TWD	BNP	05/31/19	751	—
15,815	USD	229,000	ZAR	BNP	06/19/19	—	(99)

Total						$59,735	$(21,112)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

105

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$1,590,127	$—	$1,590,127	$—
Corporate Bonds	19,899,902	—	19,899,902	—
Foreign Government Obligations	6,416,007	—	6,416,007	—
Municipal Bonds	447,890	—	447,890	—
Senior Floating Rate Interests	10,675,303	—	10,675,303	—
Equity Linked Securities	9,758,817	—	—	9,758,817
U.S. Government Agencies	1,385,318	—	1,385,318	—
U.S. Government Securities	1,962,313	—	1,962,313	—
Common Stocks
Automobiles & Components	285,402	121,638	163,764	—
Banks	560,455	120,003	440,452	—
Capital Goods	532,614	198,954	333,660	—
Consumer Durables & Apparel	1,238,345	868,951	369,394	—
Consumer Services	179,300	169,438	9,862	—
Diversified Financials	634,274	508,324	125,950	—
Energy	3,185,819	2,593,095	467,004	125,720
Food & Staples Retailing	62,022	62,022	—	—
Food, Beverage & Tobacco	961,376	66,261	895,115	—
Health Care Equipment & Services	54,840	54,840	—	—
Household & Personal Products	45,447	45,447	—	—
Insurance	1,405,878	91,708	1,314,170	—
Materials	861,663	129,799	731,864	—
Media & Entertainment	418,488	115,871	302,617	—
Pharmaceuticals, Biotechnology & Life Sciences	1,000,303	557,766	442,537	—
Real Estate	1,268,868	848,672	420,196	—
Retailing	331,044	306,533	24,511	—
Semiconductors & Semiconductor Equipment	319,481	191,133	128,348	—
Software & Services	910,425	867,900	42,525	—
Technology Hardware & Equipment	108,451	27,555	80,896	—
Telecommunication Services	1,032,759	477,955	554,804	—
Transportation	200,157	47,235	152,922	—
Utilities	778,930	335,610	443,320	—
Escrows	—	—	—	—
Convertible Bonds	1,963,119	—	1,963,119	—
Exchange-Traded Funds	3,515,832	3,515,832	—	—
Preferred Stocks	74,824	74,824	—	—
Convertible Preferred Stocks	32,067	32,067	—	—
Warrants	349	—	—	349
Short-Term Investments	12,158,400	11,158,925	999,475	—
Purchased Options	279,198	273,700	5,498	—
Foreign Currency Contracts(2)	59,735	—	59,735	—
Futures Contracts(2)	496,704	496,704	—	—
Swaps - Credit Default(2)	87,457	—	87,324	133
Swaps - Interest Rate(2)	15,619	—	15,619	—

Total	$87,195,322	$24,358,762	$52,951,541	$9,885,019

Liabilities
Foreign Currency Contracts(2)	$(21,112)	$—	$(21,112)	$—
Futures Contracts(2)	(179,828)	(179,828)	—	—
Swaps - Credit Default(2)	(89,681)	—	(84,418)	(5,263)
Swaps - Interest Rate(2)	(4,301)	—	(4,301)	—
Swaps - Total Return(2)	(433,020)	—	(433,020)	—

Total	$(727,942)	$(179,828)	$(542,851)	$(5,263)

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

106

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2019:

Investments in Securities	Equity Linked Securities	Corporate Bonds	Common Stock	Warrants	Credit Default Swaps	Total
Beginning balance	$8,693,871	$—	$141,435	$930	$—	$8,836,236
Accrued Discounts (Premiums)	—	—	—	—	—	—
Realized Gain (Loss)	(750,612)	320	—	—	(681)	(750,973)
Change in Unrealized Appreciation (Depreciation)	663,733	—	(15,715)	(581)	681	648,118
Net Purchases	9,727,354	—	—	—	42,822	9,770,176
Net Sales	(8,575,529)	(320)	—	—	(42,822)	(8,618,671)
Net Transfers in to Level 3	—	—	—	—	—	—
Net Transfers out of Level 3	—	—	—	—	—	—

Ending balance	$9,758,817	$—	$125,720	$349	$—	$9,884,886

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at April 30, 2019 was $15,848.

The accompanying notes are an integral part of these financial statements.

107

Hartford Multi-Strategy Funds

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Below are the definitions of the abbreviations used in the preceding schedules of investments.

Counterparty Abbreviations:
ANZ	Australia and New Zealand Banking Group
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CIBC	Canadian Imperial Bank of Commerce
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SGG	Societe Generale Group
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
ISK	Icelandic Krona
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
BADLAR	Buenos Aires Deposits of Large Amount Rate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield

Index Abbreviations: – (continued)
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CMT	Constant Maturity Treasury Index
CPI	Consumer Price Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
EAFE	Europe, Australasia and Far East
FTSE	Financial Times and Stock Exchange
iBoxx	Markit iBoxx Indices - Euro, Sterling, Asian, US Dollar and European High-Yield Bond Markets
ICE	Intercontinental Exchange, Inc.
ITRAXX.EUR	Markit iTraxx - Europe
MTA	Monthly Treasury Average Index
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
S&P	Standard & Poors
SGX	Singapore Exchange

Other Abbreviations:
ADR	American Depositary Receipt
CJSC	Closed Joint Stock Company
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
DDCA	Dollars on Deposit in Custody Account
EM	Emerging Markets
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NIBOR	Norwegian Interbank Offered Rate
NVDR	Non-Voting Depositary Receipt
OTC	Over-the-Counter
PIK	Payment-in-kind
PJSC	Private Joint Stock Company
PT	Perseroan Terbatas
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt
TBA	To Be Announced
TELBOR	Tel Aviv Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate

Municipal Abbreviations:
Auth	Authority
GO	General Obligation
Rev	Revenue

108

Hartford Multi-Strategy Funds

Statements of Assets and Liabilities

April 30, 2019 (Unaudited)

	The Hartford Balanced Fund	The Hartford Balanced Income Fund	The Hartford Checks and Balances Fund	The Hartford Conservative Allocation Fund	The Hartford Global All-Asset Fund (consolidated)
Assets:
Investments in securities, at market value(1)	$1,008,347,055	$11,987,123,090	$2,787,661	$285,814	$201,519,759
Investments in affiliated investment companies, at market value	—	—	1,572,958,931	126,241,427	—
Cash	70,563	406,763	—	—	—
Cash collateral due from broker on futures contracts	—	—	—	—	245,000
Cash collateral due from broker on swap contracts	—	—	—	—	860,000
Foreign currency	58,833	832,885	—	—	1,553,611
Unrealized appreciation on OTC swap contracts	—	27,317	—	—	132,290
Unrealized appreciation on foreign currency contracts	100,057	1,266,950	—	—	264,452
Receivables:
Investment securities sold	88,750	68,722,273	1,141,493	56,984	6,387,597
Fund shares sold	812,472	20,319,467	592,224	7,570	74,640
Dividends and interest	3,897,941	70,407,719	5,869	45,958	719,088
Securities lending income	9,571	20,179	—	—	3,460
Tax reclaims	363,523	3,453,879	—	—	64,148
Variation margin on futures contracts	15,670	—	—	—	—
Variation margin on centrally cleared swap contracts	—	460	—	—	2,584
OTC swap contracts premiums paid	—	17,605	—	—	196,444
Other assets	89,533	190,334	81,677	60,008	124,059

Total assets	1,013,853,968	12,152,788,921	1,577,567,855	126,697,761	212,147,132

Liabilities:
Unrealized depreciation on foreign currency contracts	158,693	259,702	—	—	309,744
Bank overdraft	—	—	—	33,570	6,516
Bank overdraft - foreign cash	—	—	—	—	—
Obligation to return securities lending collateral	14,441,304	33,197,744	—	—	935,529
Unrealized depreciation on OTC swap contracts	—	—	—	—	210,075
Cash collateral due to broker on swap contracts	—	290,000	—	—	280,000
TBA sale commitments, at market value	—	—	—	—	3,017,963
Payables:
Investment securities purchased	3,141,492	90,265,004	—	45,469	8,847,360
Fund shares redeemed	704,818	13,520,933	2,057,057	86,381	262,318
Investment management fees	454,745	5,238,328	—	10,328	116,928
Transfer agent fees	369,766	2,805,500	503,851	49,286	80,781
Accounting services fees	14,669	175,638	17,958	1,446	3,610
Board of Directors’ fees	4,366	57,931	8,217	564	1,862
Variation margin on centrally cleared swap contracts	—	—	—	—	—
Variation margin on futures contracts	—	5,789	—	—	214,175
Foreign taxes	—	—	—	—	2,316
Distribution fees	38,716	578,791	69,992	5,929	7,922
Written options	—	—	—	—	74,989
Accrued expenses	60,002	670,760	79,612	15,981	43,031
OTC swap contracts premiums received	—	—	—	—	327,659

Total liabilities	19,388,571	147,066,120	2,736,687	248,954	14,742,778

Net assets	$994,465,397	$12,005,722,801	$1,574,831,168	$126,448,807	$197,404,354

Summary of Net Assets:
Capital stock and paid-in-capital	$838,979,928	$11,099,400,407	$1,491,505,464	$128,026,125	$209,534,062
Distributable earnings	155,485,469	906,322,394	83,325,704	(1,577,318)	(12,129,708)

Net assets	$994,465,397	$12,005,722,801	$1,574,831,168	$126,448,807	$197,404,354

Shares authorized	1,070,000,000	2,200,000,000	1,110,000,000	560,000,000	810,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$23.14	$14.17	$9.30	$10.52	$9.63

Maximum offering price per share	$24.49	$14.99	$9.84	$11.13	$10.19

Shares outstanding	29,240,537	230,836,688	139,746,050	9,532,287	8,710,858

Net Assets	$676,664,754	$3,270,405,216	$1,300,260,641	$100,270,103	$83,891,518

Class C: Net asset value per share	$23.14	$13.95	$9.23	$10.44	$9.51

Shares outstanding	4,982,578	236,695,305	19,578,655	1,579,760	3,835,555

Net Assets	$115,313,036	$3,301,211,227	$180,792,590	$16,488,174	$36,480,681

The accompanying notes are an integral part of these financial statements.

109

Hartford Multi-Strategy Funds

Statements of Assets and Liabilities – (continued)

April 30, 2019 (Unaudited)

	The Hartford Balanced Fund	The Hartford Balanced Income Fund	The Hartford Checks and Balances Fund	The Hartford Conservative Allocation Fund	The Hartford Global All-Asset Fund (consolidated)
Class I: Net asset value per share	$23.13	$14.17	$9.32	$10.53	$9.67

Shares outstanding	3,463,872	225,960,123	7,027,754	119,923	3,520,090

Net Assets	$80,134,321	$3,202,119,250	$65,508,865	$1,262,582	$34,038,257

Class R3: Net asset value per share	$23.40	$14.22	$9.26	$10.54	$9.64

Shares outstanding	85,446	13,710,516	1,725,626	385,072	136,478

Net Assets	$1,999,107	$194,926,293	$15,980,524	$4,057,159	$1,315,419

Class R4: Net asset value per share	$23.46	$14.23	$9.27	$10.53	$9.79

Shares outstanding	56,531	8,765,456	618,288	234,242	32,318

Net Assets	$1,326,449	$124,690,617	$5,733,353	$2,466,710	$316,447

Class R5: Net asset value per share	$23.49	$14.25	$9.32	$10.56	$9.59

Shares outstanding	5,952	3,270,347	553,844	179,324	30,784

Net Assets	$139,799	$46,587,755	$5,162,484	$1,892,836	$295,277

Class R6: Net asset value per share	$23.50	$14.32	$—	$—	$9.68

Shares outstanding	71,139	8,104,349	—	—	1,029

Net Assets	$1,671,433	$116,093,086	$—	$—	$9,962

Class Y: Net asset value per share	$23.49	$14.33	$—	$—	$9.68

Shares outstanding	660,717	8,855,250	—	—	2,186,885

Net Assets	$15,522,977	$126,871,263	$—	$—	$21,162,751

Class F: Net asset value per share	$23.13	$14.18	$9.32	$10.53	$9.67

Shares outstanding	4,397,340	114,468,619	149,396	1,067	2,058,249

Net Assets	$101,693,521	$1,622,818,094	$1,392,711	$11,243	$19,894,042

Cost of investments	$859,536,547	$11,107,569,036	$2,787,661	$285,814	$198,600,619
Cost of investments in affiliated investment companies	$—	$—	$1,560,737,389	$124,028,686	$—
Cost of foreign currency	$58,772	$829,666	$—	$—	$1,557,251
Proceeds of TBA sale commitments	$—	$—	$—	$—	$3,020,143
Proceeds of written option contracts	$—	$—	$—	$—	$116,415

(1) Includes Investment in securities on loan, at market value	$14,099,296	$32,072,097	$—	$—	$1,016,402

The accompanying notes are an integral part of these financial statements.

110

Hartford Multi-Strategy Funds

Statements of Assets and Liabilities – (continued)

April 30, 2019 (Unaudited)

	The Hartford Global Real Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund
Assets:
Investments in securities, at market value(1)	$298,716,610	$1,280,797	$899,084	$86,535,807
Investments in affiliated investment companies, at market value	—	626,905,475	418,156,956	—
Cash	—	—	—	—
Cash collateral due from broker on futures contracts	270,000	—	—	—
Cash collateral due from broker on swap contracts	—	—	—	—
Foreign currency	124,144	—	—	798,044
Unrealized appreciation on OTC swap contracts	100,740	—	—	60,888
Unrealized appreciation on foreign currency contracts	87,860	—	—	59,735
Receivables:
Investment securities sold	2,821,904	1,246,423	361,749	969,463
Fund shares sold	138,856	115,454	348,388	97,432
Dividends and interest	707,524	65,424	93,707	464,529
Securities lending income	2,470	—	—	622
Tax reclaims	79,246	—	—	21,316
Variation margin on futures contracts	52,961	—	—	7,155
Variation margin on centrally cleared swap contracts	1,081	—	—	—
OTC swap contracts premiums paid	21,770	—	—	22,084
Other assets	118,745	67,144	64,156	107,592

Total assets	303,243,911	629,680,717	419,924,040	89,144,667

Liabilities:
Unrealized depreciation on foreign currency contracts	76,636	—	—	21,112
Bank overdraft	28,578	29,797	—	—
Bank overdraft - foreign cash	—	—	64,146	—
Obligation to return securities lending collateral	2,016,224	—	—	968,643
Unrealized depreciation on OTC swap contracts	83,845	—	—	485,589
Cash collateral due to broker on swap contracts	30,000	—	—	30,000
TBA sale commitments, at market value	—	—	—	—
Payables:
Investment securities purchased	1,273,066	63,014	92,097	2,638,010
Fund shares redeemed	70,972	1,439,840	551,818	8,674
Investment management fees	241,903	50,891	34,291	38,639
Transfer agent fees	43,094	301,079	178,785	17,343
Accounting services fees	4,513	7,197	4,801	1,518
Board of Directors’ fees	1,331	3,357	2,341	348
Variation margin on centrally cleared swap contracts	—	—	—	1,683
Variation margin on futures contracts	—	—	—	—
Foreign taxes	1,784	—	—	—
Distribution fees	1,111	26,514	18,158	2,398
Written options	3,270	—	—	—
Accrued expenses	43,650	43,146	32,493	30,795
OTC swap contracts premiums received	482	—	—	260,769

Total liabilities	3,920,459	1,964,835	978,930	4,505,521

Net assets	$299,323,452	$627,715,882	$418,945,110	$84,639,146

Summary of Net Assets:
Capital stock and paid-in-capital	$391,962,719	$581,726,153	$400,668,763	$100,745,712
Distributable earnings	(92,639,267)	45,989,729	18,276,347	(16,106,566)

Net assets	$299,323,452	$627,715,882	$418,945,110	$84,639,146

Shares authorized	760,000,000	560,000,000	560,000,000	610,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$9.02	$12.58	$11.61	$9.12

Maximum offering price per share	$9.54	$13.31	$12.29	$9.55

Shares outstanding	1,817,526	42,589,516	29,043,691	1,798,689

Net Assets	$16,399,782	$535,728,136	$337,116,193	$16,404,379

Class C: Net asset value per share	$8.86	$12.51	$11.50	$9.13

Shares outstanding	441,277	4,602,140	3,580,378	1,456,698

Net Assets	$3,910,182	$57,559,515	$41,162,175	$13,302,451

The accompanying notes are an integral part of these financial statements.

111

Hartford Multi-Strategy Funds

Statements of Assets and Liabilities – (continued)

April 30, 2019 (Unaudited)

	The Hartford Global Real Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund
Class I: Net asset value per share	$9.01	$12.50	$11.65	$9.11

Shares outstanding	4,604,189	921,898	852,834	2,763,416

Net Assets	$41,481,181	$11,522,869	$9,931,480	$25,187,478

Class R3: Net asset value per share	$9.08	$12.28	$11.43	$9.13

Shares outstanding	8,731	751,854	1,497,222	256,810

Net Assets	$79,268	$9,230,854	$17,113,306	$2,344,822

Class R4: Net asset value per share	$9.04	$12.52	$11.60	$9.12

Shares outstanding	20,377	618,098	655,557	258,809

Net Assets	$184,288	$7,736,289	$7,604,122	$2,361,480

Class R5: Net asset value per share	$8.95	$12.59	$11.66	$9.11

Shares outstanding	1,170	466,537	486,728	260,941

Net Assets	$10,474	$5,871,761	$5,673,024	$2,377,961

Class R6: Net asset value per share	$—	$—	$—	$9.11

Shares outstanding	—	—	—	1,128

Net Assets	$—	$—	$—	$10,276

Class Y: Net asset value per share	$9.01	$—	$—	$9.11

Shares outstanding	13,845,653	—	—	2,485,506

Net Assets	$124,734,921	$—	$—	$22,640,261

Class F: Net asset value per share	$9.00	$12.51	$11.65	$9.05

Shares outstanding	12,497,550	5,314	29,610	1,109

Net Assets	$112,523,356	$66,458	$344,810	$10,038

Cost of investments	$295,027,966	$1,280,797	$899,084	$86,054,065
Cost of investments in affiliated investment companies	$—	$602,425,535	$406,458,522	$—
Cost of foreign currency	$124,592	$—	$—	$798,009
Proceeds of TBA sale commitments	$—	$—	$—	$—
Proceeds of written option contracts	$2,825	$—	$—	$—

(1) Includes Investment in securities on loan, at market value	$2,286,490	$—	$—	$1,025,588

The accompanying notes are an integral part of these financial statements.

112

Hartford Multi-Strategy Funds

Statements of Operations

For the Six-Month Period Ended April 30, 2019 (Unaudited)

	The Hartford Balanced Fund	The Hartford Balanced Income Fund	The Hartford Checks and Balances Fund	The Hartford Conservative Allocation Fund	The Hartford Global All-Asset Fund (consolidated)
Investment Income:
Dividends	$6,464,916	$85,850,097	$—	$—	$1,741,674
Dividends from affiliated investment companies	—	—	17,032,149	3,102,821	—
Interest	7,393,544	136,466,723	31,010	4,459	1,401,783
Securities lending	147,716	561,623	—	—	47,499
Less: Foreign tax withheld	(279,735)	(2,180,378)	—	—	(71,516)

Total investment income, net	13,726,441	220,698,065	17,063,159	3,107,280	3,119,440

Expenses:
Investment management fees	2,646,146	30,889,990	—	59,501	785,097
Transfer agent fees
Class A	449,182	1,237,959	578,401	49,848	59,088
Class C	79,748	1,390,645	131,796	15,364	28,656
Class I	21,839	1,220,311	28,558	720	22,442
Class R3	1,958	184,179	16,600	4,308	1,484
Class R4	1,660	87,205	4,067	1,914	268
Class R5	76	24,443	223	1,082	156
Class R6	26	1,789	—	—	—
Class Y	3,526	42,629	—	—	5,492
Class F	132	1,208	8	—	198
Distribution fees
Class A	808,484	3,883,808	1,541,432	116,554	102,380
Class C	553,213	16,245,165	921,498	80,362	193,317
Class R3	4,662	473,777	38,854	10,172	3,417
Class R4	2,446	150,563	6,641	3,051	402
Custodian fees	12,223	108,310	1,846	1,824	40,494
Registration and filing fees	74,736	184,976	59,337	48,555	61,747
Accounting services fees	84,996	1,035,865	105,128	8,330	24,133
Board of Directors’ fees	13,887	173,049	22,975	1,730	4,026
Audit fees	14,818	20,941	10,224	9,938	49,418
Other expenses	85,139	798,960	108,369	12,312	25,293

Total expenses (before waivers and fees paid indirectly)	4,858,897	58,155,772	3,575,957	425,565	1,407,508
Expense waivers	—	—	—	(865)	(215,473)
Management fee waivers	—	—	—	—	(17,955)
Transfer agent fee waivers	—	(823)	—	—	—
Distribution fee reimbursements	(14,737)	(6,032)	(5,661)	(1,603)	(504)
Commission recapture	(2,579)	(17,964)	—	—	(201)

Total waivers and fees paid indirectly	(17,316)	(24,819)	(5,661)	(2,468)	(234,133)

Total expenses, net	4,841,581	58,130,953	3,570,296	423,097	1,173,375

Net Investment Income (Loss)	8,884,860	162,567,112	13,492,863	2,684,183	1,946,065

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Capital gain distributions received from underlying funds	—	—	118,807,251	2,566,473	—
Net realized gain (loss) on investments	5,120,593	5,961,081	—	—	(229,298)
Less: Foreign taxes paid on realized capital gains	—	—	—	—	(1,082)
Net realized gain (loss) on investments in affiliated investment companies	—	—	(18,794,676)	(1,624,899)	—
Net realized gain (loss) on purchased options contracts	—	—	—	—	18,158
Net realized gain (loss) on futures contracts	293,118	(5,061,811)	—	—	2,084,701
Net realized gain (loss) on written options contracts	—	—	—	—	20,045
Net realized gain (loss) on swap contracts	—	781,475	—	—	(781,220)
Net realized gain (loss) on foreign currency contracts	2,453,125	2,642,877	—	—	(45,813)
Net realized gain (loss) on other foreign currency transactions	(62,710)	(149,277)	—	—	(143,554)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	7,804,126	4,174,345	100,012,575	941,574	921,937

The accompanying notes are an integral part of these financial statements.

113

Hartford Multi-Strategy Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2019 (Unaudited)

	The Hartford Balanced Fund	The Hartford Balanced Income Fund	The Hartford Checks and Balances Fund	The Hartford Conservative Allocation Fund	The Hartford Global All-Asset Fund (consolidated)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$39,846,033	$724,272,853	$—	$—	$11,908,323
Net unrealized appreciation (depreciation) of investments in affiliated investment companies	—	—	20,886,477	3,723,661	—
Net unrealized appreciation (depreciation) of purchased options contracts	—	—	—	—	(181,497)
Net unrealized appreciation (depreciation) of futures contracts	42,830	(7,755,283)	—	—	425,187
Net unrealized appreciation (depreciation) of written options contracts	—	—	—	—	23,092
Net unrealized appreciation (depreciation) of swap contracts	—	27,001	—	—	(122,354)
Net unrealized appreciation (depreciation) of foreign currency contracts	(323,644)	(201,842)	—	—	(405,140)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	12,632	22,707	—	—	48,595

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	39,577,851	716,365,436	20,886,477	3,723,661	11,696,206

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	47,381,977	720,539,781	120,899,052	4,665,235	12,618,143

Net Increase (Decrease) in Net Assets Resulting from Operations	$56,266,837	$883,106,893	$134,391,915	$7,349,418	$14,564,208

The accompanying notes are an integral part of these financial statements.

114

Hartford Multi-Strategy Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2019 (Unaudited)

	The Hartford Global Real Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund
Investment Income:
Dividends	$3,550,727	$—	$—	$978,947
Dividends from affiliated investment companies	—	10,644,707	8,738,455	—
Interest	994,591	17,868	12,930	1,095,637
Securities lending	42,088	—	—	19,173
Less: Foreign tax withheld	(171,388)	—	—	(13,990)

Total investment income, net	4,416,018	10,662,575	8,751,385	2,079,767

Expenses:
Investment management fees	1,438,567	297,952	203,827	209,531
Transfer agent fees
Class A	15,391	354,753	189,051	3,804
Class C	4,734	70,805	44,896	5,597
Class I	12,289	4,828	4,753	9,011
Class R3	110	10,946	18,296	1,960
Class R4	159	6,047	5,427	1,519
Class R5	6	2,872	2,981	1,077
Class R6	—	—	—	—
Class Y	32,392	—	—	269
Class F	75	—	—	8
Distribution fees
Class A	20,202	632,921	405,530	18,064
Class C	20,889	302,092	213,673	60,422
Class R3	260	25,669	43,541	5,582
Class R4	258	9,395	8,975	2,811
Custodian fees	22,322	2,015	1,921	12,818
Registration and filing fees	52,498	51,503	49,947	51,895
Accounting services fees	26,433	42,082	28,536	8,232
Board of Directors’ fees	4,321	9,233	6,335	1,115
Audit fees	23,953	10,038	11,814	21,877
Other expenses	19,142	47,435	31,405	8,812

Total expenses (before waivers and fees paid indirectly)	1,694,001	1,880,586	1,270,908	424,404
Expense waivers	(115,239)	—	—	(91,635)
Management fee waivers	(197,677)	—	—	—
Transfer agent fee waivers	—	—	—	—
Distribution fee reimbursements	(89)	(10,925)	(6,720)	(27,931)
Commission recapture	(955)	—	—	(145)

Total waivers and fees paid indirectly	(313,960)	(10,925)	(6,720)	(119,711)

Total expenses, net	1,380,041	1,869,661	1,264,188	304,693

Net Investment Income (Loss)	3,035,977	8,792,914	7,487,197	1,775,074

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Capital gain distributions received from underlying funds	—	29,419,945	14,672,756	—
Net realized gain (loss) on investments	(6,884,869)	—	—	(495,517)
Less: Foreign taxes paid on realized capital gains	(19,746)	—	—	—
Net realized gain (loss) on investments in affiliated investment companies	—	(7,993,685)	(7,029,755)	—
Net realized gain (loss) on purchased options contracts	(50,468)	—	—	(255,822)
Net realized gain (loss) on futures contracts	(707,838)	—	—	294,611
Net realized gain (loss) on written options contracts	3,427	—	—	91,594
Net realized gain (loss) on swap contracts	(270,727)	—	—	191,862
Net realized gain (loss) on foreign currency contracts	610,502	—	—	148,893
Net realized gain (loss) on other foreign currency transactions	(10,477)	—	—	(6,369)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(7,330,196)	21,426,260	7,643,001	(30,748)

The accompanying notes are an integral part of these financial statements.

115

Hartford Multi-Strategy Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2019 (Unaudited)

	The Hartford Global Real Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$11,845,609	$—	$—	$2,597,296
Net unrealized appreciation (depreciation) of investments in affiliated investment companies	—	17,986,793	13,624,231	—
Net unrealized appreciation (depreciation) of purchased options contracts	5,138	—	—	(69,251)
Net unrealized appreciation (depreciation) of futures contracts	241,711	—	—	187,033
Net unrealized appreciation (depreciation) of written options contracts	(1,328)	—	—	(126)
Net unrealized appreciation (depreciation) of swap contracts	36,937	—	—	(413,582)
Net unrealized appreciation (depreciation) of foreign currency contracts	(45,294)	—	—	(42,825)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(5,352)	—	—	7,306

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	12,077,421	17,986,793	13,624,231	2,265,851

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	4,747,225	39,413,053	21,267,232	2,235,103

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,783,202	$48,205,967	$28,754,429	$4,010,177

The accompanying notes are an integral part of these financial statements.

116

Hartford Multi-Strategy Funds

Statements of Changes in Net Assets

	The Hartford Balanced Fund		The Hartford Balanced Income Fund		The Hartford Checks and Balances Fund
	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$8,884,860	$13,619,455	$162,567,112	$308,482,778	$13,492,863	$28,706,242
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	7,804,126	57,628,325	4,174,345	437,204,349	100,012,575	121,915,297
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	39,577,851	(55,406,056)	716,365,436	(894,417,342)	20,886,477	(113,266,170)

Net Increase (Decrease) in Net Assets Resulting from Operations	56,266,837	15,841,724	883,106,893	(148,730,215)	134,391,915	37,355,369

Distributions to Shareholders:
Class A	(47,047,136)	(8,284,065)	(165,344,296)	(176,853,791)	(109,721,604)	(167,742,739)
Class C	(7,475,755)	(1,029,263)	(165,091,166)	(173,859,546)	(16,238,377)	(36,308,346)
Class I	(4,281,180)	(899,977)	(167,214,615)	(193,112,284)	(5,602,757)	(7,811,537)
Class R3	(133,256)	(24,369)	(9,830,212)	(11,274,621)	(1,377,074)	(2,248,772)
Class R4	(183,741)	(25,185)	(6,374,025)	(5,881,961)	(466,565)	(699,776)
Class R5	(9,653)	(2,273)	(2,556,589)	(2,693,171)	(35,761)	(347,066)
Class R6	(117,218)	(6,811)	(5,505,625)	(4,021,864)	—	—
Class Y	(1,173,564)	(256,379)	(7,804,845)	(7,390,449)	—	—
Class F	(7,231,973)	(1,575,703)	(80,222,349)	(74,006,981)	(40,027)	(150,979)

Total distributions	(67,653,476)	(12,104,025)	(609,943,722)	(649,094,668)	(133,482,165)	(215,309,215)

Capital Share Transactions:
Sold	94,191,599	217,511,383	1,266,640,233	2,963,749,861	96,031,302	179,589,822
Issued on reinvestment of distributions	66,269,949	11,800,751	566,082,487	599,462,355	132,397,901	213,286,440
Redeemed	(90,087,548)	(233,163,934)	(1,719,983,381)	(3,111,744,570)	(181,994,275)	(403,808,104)

Net increase (decrease) from capital share transactions	70,374,000	(3,851,800)	112,739,339	451,467,646	46,434,928	(10,931,842)

Net Increase (Decrease) in Net Assets	58,987,361	(114,101)	385,902,510	(346,357,237)	47,344,678	(188,885,688)

Net Assets:
Beginning of period	935,478,036	935,592,137	11,619,820,291	11,966,177,528	1,527,486,490	1,716,372,178

End of period	$994,465,397	$935,478,036	$12,005,722,801	$11,619,820,291	$1,574,831,168	$1,527,486,490

The accompanying notes are an integral part of these financial statements.

117

Hartford Multi-Strategy Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Conservative Allocation Fund		The Hartford Global All-Asset Fund (consolidated)		The Hartford Global Real Asset Fund (consolidated)
	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$2,684,183	$3,358,170	$1,946,065	$4,578,173	$3,035,977	$5,293,823
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	941,574	3,329,976	921,937	17,649,075	(7,330,196)	18,552,305
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	3,723,661	(7,400,097)	11,696,206	(41,618,787)	12,077,421	(26,534,998)

Net Increase (Decrease) in Net Assets Resulting from Operations	7,349,418	(711,951)	14,564,208	(19,391,539)	7,783,202	(2,688,870)

Distributions to Shareholders:
Class A	(2,911,948)	(2,551,364)	(7,482,850)	(12,561,307)	(308,202)	(542,904)
Class C	(296,093)	(550,230)	(3,274,951)	(6,706,368)	(45,411)	(141,439)
Class I	(50,197)	(56,095)	(3,741,058)	(6,010,143)	(764,332)	(874,685)
Class R3	(109,866)	(189,259)	(116,598)	(238,211)	(1,759)	(2,363)
Class R4	(71,418)	(85,069)	(28,915)	(169,983)	(3,961)	(13,287)
Class R5	(61,359)	(64,019)	(25,767)	(1,551)	(305)	(2,404)
Class R6	—	—	(872)	—	—	—
Class Y	—	—	(2,216,255)	(3,723,052)	(2,943,318)	(4,489,650)
Class F	(356)	(351)	(5,228,515)	(7,894,617)	(2,578,535)	(3,953,204)

Total distributions	(3,501,237)	(3,496,387)	(22,115,781)	(37,305,232)	(6,645,823)	(10,019,936)

Capital Share Transactions:
Sold	26,774,727	25,420,257	16,426,066	51,878,081	24,294,308	60,494,351
Issued on reinvestment of distributions	3,438,110	3,420,674	19,027,648	33,187,766	6,366,742	9,587,440
Redeemed	(19,403,789)	(40,175,727)	(99,235,994)	(72,608,236)	(30,777,319)	(48,698,993)

Net increase (decrease) from capital share transactions	10,809,048	(11,334,796)	(63,782,280)	12,457,611	(116,269)	21,382,798

Net Increase (Decrease) in Net Assets	14,657,229	(15,543,134)	(71,333,853)	(44,239,160)	1,021,110	8,673,992

Net Assets:
Beginning of period	111,791,578	127,334,712	268,738,207	312,977,367	298,302,342	289,628,350

End of period	$126,448,807	$111,791,578	$197,404,354	$268,738,207	$299,323,452	$298,302,342

The accompanying notes are an integral part of these financial statements.

118

Hartford Multi-Strategy Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Growth Allocation Fund		Hartford Moderate Allocation Fund		Hartford Multi-Asset Income Fund
	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$8,792,914	$10,942,590	$7,487,197	$10,516,104	$1,775,074	$3,153,390
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	21,426,260	49,531,588	7,643,001	24,997,316	(30,748)	1,423,579
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	17,986,793	(56,433,933)	13,624,231	(36,141,121)	2,265,851	(3,953,090)

Net Increase (Decrease) in Net Assets Resulting from Operations	48,205,967	4,040,245	28,754,429	(627,701)	4,010,177	623,879

Distributions to Shareholders:
Class A	(18,140,486)	(11,718,427)	(26,595,063)	(15,893,623)	(649,704)	(686,462)
Class C	(1,133,562)	(2,249,137)	(2,965,479)	(3,950,538)	(510,412)	(419,225)
Class I	(421,394)	(300,459)	(924,093)	(455,314)	(822,323)	(914,277)
Class R3	(352,175)	(234,717)	(1,396,505)	(1,003,505)	(102,902)	(120,685)
Class R4	(262,479)	(246,007)	(574,129)	(365,426)	(104,551)	(122,877)
Class R5	(219,881)	(144,172)	(441,321)	(322,847)	(106,593)	(126,157)
Class R6	—	—	—	—	(78)	—
Class Y	—	—	—	—	(1,018,665)	(1,487,370)
Class F	(441)	(306)	(924)	(565)	(17,039)	(23,343)

Total distributions	(20,530,418)	(14,893,225)	(32,897,514)	(21,991,818)	(3,332,267)	(3,900,396)

Capital Share Transactions:
Sold	37,631,614	96,116,382	22,091,825	68,809,350	17,484,986	26,744,234
Issued on reinvestment of distributions	20,244,110	14,636,515	32,455,199	21,643,392	3,287,059	3,841,722
Redeemed	(62,418,950)	(177,940,737)	(49,443,241)	(125,573,877)	(16,112,458)	(12,806,680)

Net increase (decrease) from capital share transactions	(4,543,226)	(67,187,840)	5,103,783	(35,121,135)	4,659,587	17,779,276

Net Increase (Decrease) in Net Assets	23,132,323	(78,040,820)	960,698	(57,740,654)	5,337,497	14,502,759

Net Assets:
Beginning of period	604,583,559	682,624,379	417,984,412	475,725,066	79,301,649	64,798,890

End of period	$627,715,882	$604,583,559	$418,945,110	$417,984,412	$84,639,146	$79,301,649

The accompanying notes are an integral part of these financial statements.

119

Hartford Multi-Strategy Funds

Financial Highlights

	— Selected Per-Share Data(1)(2) —												— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(3)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(5)		Portfolio Turnover

The Hartford Balanced Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$23.62	$0.21	$1.01		$1.22	$(0.30)	$(1.40)	$—	$(1.70)	$23.14	5.77	%(6)	$676,665	1.01	%(7)	1.01	%(7)	1.90	%(7)	11%
C	23.61	0.13	1.01		1.14	(0.21)	(1.40)	—	(1.61)	23.14	5.38	(6)	115,313	1.77	(7)	1.76	(7)	1.14	(7)	11
I	23.61	0.25	1.00		1.25	(0.33)	(1.40)	—	(1.73)	23.13	5.94	(6)	80,134	0.68	(7)	0.68	(7)	2.23	(7)	11
R3	23.86	0.18	1.03		1.21	(0.27)	(1.40)	—	(1.67)	23.40	5.66	(6)	1,999	1.33	(7)	1.27	(7)	1.63	(7)	11
R4	23.91	0.20	1.03		1.23	(0.28)	(1.40)	—	(1.68)	23.46	5.76	(6)	1,326	1.04	(7)	1.04	(7)	1.78	(7)	11
R5	23.94	0.25	1.03		1.28	(0.33)	(1.40)	—	(1.73)	23.49	5.96	(6)	140	0.74	(7)	0.74	(7)	2.16	(7)	11
R6	23.95	0.26	1.03		1.29	(0.34)	(1.40)	—	(1.74)	23.50	6.02	(6)	1,671	0.62	(7)	0.62	(7)	2.28	(7)	11
Y	23.95	0.25	1.03		1.28	(0.34)	(1.40)	—	(1.74)	23.49	5.94	(6)	15,523	0.67	(7)	0.67	(7)	2.24	(7)	11
F	23.61	0.26	1.00		1.26	(0.34)	(1.40)	—	(1.74)	23.13	6.02	(6)	101,694	0.62	(7)	0.62	(7)	2.28	(7)	11

For the Year Ended October 31, 2018
A	$23.53	$0.36	$0.05		$0.41	$(0.32)	$—	$—	$(0.32)	$23.62	1.76%		$650,813	1.05%		1.04%		1.48%		65%
C	23.53	0.19	0.04		0.23	(0.15)	—	—	(0.15)	23.61	0.99		109,060	1.77		1.76		0.77		65
I	23.53	0.43	0.05		0.48	(0.40)	—	—	(0.40)	23.61	2.05		56,280	0.73		0.73		1.79		65
R3	23.77	0.29	0.05		0.34	(0.25)	—	—	(0.25)	23.86	1.45		1,794	1.38		1.33		1.19		65
R4	23.82	0.36	0.05		0.41	(0.32)	—	—	(0.32)	23.91	1.73		2,669	1.07		1.06		1.44		65
R5	23.85	0.43	0.05		0.48	(0.39)	—	—	(0.39)	23.94	2.03		134	0.78		0.76		1.75		65
R6(8)	24.62	0.27	(0.62	)(9)	(0.35)	(0.32)	—	—	(0.32)	23.95	(1.40	)(6)	1,586	0.63	(7)	0.63	(7)	1.65	(7)	65
Y	23.86	0.45	0.05		0.50	(0.41)	—	—	(0.41)	23.95	2.10		15,367	0.70		0.70		1.82		65
F	23.52	0.45	0.06		0.51	(0.42)	—	—	(0.42)	23.61	2.12		97,776	0.65		0.65		1.87		65

For the Year Ended October 31, 2017
A	$20.76	$0.31	$2.74		$3.05	$(0.28)	$—	$—	$(0.28)	$23.53	14.76%		$628,048	1.11%		1.10%		1.37%		34%
C	20.76	0.15	2.74		2.89	(0.12)	—	—	(0.12)	23.53	13.95		168,686	1.82		1.81		0.67		34
I	20.76	0.36	2.74		3.10	(0.33)	—	—	(0.33)	23.53	15.02		52,216	0.88		0.88		1.61		34
R3	20.97	0.25	2.76		3.01	(0.21)	—	—	(0.21)	23.77	14.40		2,412	1.45		1.40		1.11		34
R4	21.02	0.30	2.78		3.08	(0.28)	—	—	(0.28)	23.82	14.75		1,464	1.15		1.10		1.32		34
R5	21.04	0.38	2.77		3.15	(0.34)	—	—	(0.34)	23.85	15.09		139	0.87		0.80		1.71		34
Y	21.05	0.38	2.79		3.17	(0.36)	—	—	(0.36)	23.86	15.16		12,753	0.75		0.75		1.68		34
F(10)	22.21	0.20	1.39		1.59	(0.28)	—	—	(0.28)	23.52	7.23	(6)	69,874	0.72	(7)	0.72	(7)	1.25	(7)	34

For the Year Ended October 31, 2016
A	$20.87	$0.30	$(0.01	)(9)	$0.29	$(0.40)	$—	$—	$(0.40)	$20.76	1.43%		$601,415	1.15%		1.15	%(11)	1.43%		26%
B	20.78	0.12	(0.02	)(9)	0.10	(0.20)	—	—	(0.20)	20.68	0.50		2,228	2.39		2.05	(11)	0.59		26
C	20.87	0.15	—	(12)	0.15	(0.26)	—	—	(0.26)	20.76	0.74		161,160	1.85		1.85	(11)	0.73		26
I	20.86	0.33	0.04		0.37	(0.47)	—	—	(0.47)	20.76	1.80		31,260	0.85		0.85	(11)	1.59		26
R3	21.09	0.24	0.01		0.25	(0.37)	—	—	(0.37)	20.97	1.18		3,174	1.47		1.41	(11)	1.13		26
R4	21.13	0.31	—	(12)	0.31	(0.42)	—	—	(0.42)	21.02	1.47		683	1.18		1.11	(11)	1.47		26
R5	21.14	0.36	0.02		0.38	(0.48)	—	—	(0.48)	21.04	1.81		242	0.88		0.81	(11)	1.74		26
Y	21.15	0.39	—	(12)	0.39	(0.49)	—	—	(0.49)	21.05	1.87		7,044	0.75		0.75	(11)	1.87		26

For the Year Ended October 31, 2015
A	$20.54	$0.25	$0.33		$0.58	$(0.25)	$—	$—	$(0.25)	$20.87	2.84%		$607,698	1.15%		1.15%		1.20%		22%
B	20.42	0.07	0.33		0.40	(0.04)	—	—	(0.04)	20.78	1.98		5,246	2.27		1.99		0.35		22
C	20.54	0.11	0.33		0.44	(0.11)	—	—	(0.11)	20.87	2.15		153,455	1.84		1.84		0.52		22
I(13)	21.08	0.19	(0.24)		(0.05)	(0.17)	—	—	(0.17)	20.86	(0.19	)(6)	7,436	0.86	(7)	0.86	(7)	1.59	(7)	22
R3	20.75	0.20	0.34		0.54	(0.20)	—	—	(0.20)	21.09	2.62		1,361	1.49		1.40		0.97		22
R4	20.78	0.26	0.34		0.60	(0.25)	—	—	(0.25)	21.13	2.90		594	1.16		1.10		1.25		22
R5	20.80	0.33	0.33		0.66	(0.32)	—	—	(0.32)	21.14	3.19		164	0.87		0.80		1.56		22
Y	20.82	0.35	0.31		0.66	(0.33)	—	—	(0.33)	21.15	3.22		7,600	0.74		0.74		1.65		22

The accompanying notes are an integral part of these financial statements.

120

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)(2) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(3)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(5)		Portfolio Turnover

The Hartford Balanced Fund – (continued)

For the Year Ended October 31, 2014
A	$18.62	$0.23	$1.92	$2.15	$(0.23)	$—	$—	$(0.23)	$20.54	11.60%		$585,217	1.17%		1.17%		1.17%		39%
B	18.50	0.06	1.91	1.97	(0.05)	—	—	(0.05)	20.42	10.64		8,635	2.27		2.04		0.33		39
C	18.63	0.09	1.92	2.01	(0.10)	—	—	(0.10)	20.54	10.82		126,773	1.86		1.86		0.47		39
R3	18.81	0.18	1.94	2.12	(0.18)	—	—	(0.18)	20.75	11.32		593	1.50		1.40		0.93		39
R4	18.83	0.24	1.95	2.19	(0.24)	—	—	(0.24)	20.78	11.67		786	1.16		1.10		1.22		39
R5	18.85	0.30	1.95	2.25	(0.30)	—	—	(0.30)	20.80	12.02		157	0.86		0.80		1.53		39
Y	18.87	0.32	1.95	2.27	(0.32)	—	—	(0.32)	20.82	12.08		2,147	0.74		0.74		1.59		39

The Hartford Balanced Income Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$13.86	$0.20	$0.84	$1.04	$(0.20)	$(0.53)	$—	$(0.73)	$14.17	7.99	%(6)	$3,270,405	0.91	%(7)	0.91	%(7)	2.93	%(7)	27%
C	13.65	0.15	0.83	0.98	(0.15)	(0.53)	—	(0.68)	13.95	7.62	(6)	3,301,211	1.66	(7)	1.66	(7)	2.18	(7)	27
I	13.86	0.22	0.84	1.06	(0.22)	(0.53)	—	(0.75)	14.17	8.12	(6)	3,202,119	0.66	(7)	0.66	(7)	3.18	(7)	27
R3	13.90	0.18	0.85	1.03	(0.18)	(0.53)	—	(0.71)	14.22	7.83	(6)	194,926	1.27	(7)	1.27	(7)	2.57	(7)	27
R4	13.91	0.20	0.85	1.05	(0.20)	(0.53)	—	(0.73)	14.23	8.00	(6)	124,691	0.97	(7)	0.97	(7)	2.87	(7)	27
R5	13.93	0.22	0.85	1.07	(0.22)	(0.53)	—	(0.75)	14.25	8.14	(6)	46,588	0.68	(7)	0.68	(7)	3.16	(7)	27
R6	14.01	0.22	0.85	1.07	(0.23)	(0.53)	—	(0.76)	14.32	8.08	(6)	116,093	0.58	(7)	0.58	(7)	3.25	(7)	27
Y	14.01	0.22	0.85	1.07	(0.22)	(0.53)	—	(0.75)	14.33	8.12	(6)	126,871	0.64	(7)	0.64	(7)	3.23	(7)	27
F	13.87	0.22	0.85	1.07	(0.23)	(0.53)	—	(0.76)	14.18	8.16	(6)	1,622,818	0.58	(7)	0.58	(7)	3.26	(7)	27

For the Year Ended October 31, 2018
A	$14.80	$0.38	$(0.53)	$(0.15)	$(0.36)	$(0.43)	$—	$(0.79)	$13.86	(1.14)%		$3,127,224	0.91%		0.91%		2.64%		48%
C	14.59	0.27	(0.52)	(0.25)	(0.26)	(0.43)	—	(0.69)	13.65	(1.90)		3,350,560	1.66		1.66		1.89		48
I	14.80	0.42	(0.53)	(0.11)	(0.40)	(0.43)	—	(0.83)	13.86	(0.89)		3,092,500	0.65		0.65		2.89		48
R3	14.84	0.33	(0.53)	(0.20)	(0.31)	(0.43)	—	(0.74)	13.90	(1.49)		196,578	1.28		1.27		2.28		48
R4	14.85	0.37	(0.53)	(0.16)	(0.35)	(0.43)	—	(0.78)	13.91	(1.19)		121,239	0.98		0.97		2.57		48
R5	14.87	0.41	(0.53)	(0.12)	(0.39)	(0.43)	—	(0.82)	13.93	(0.91)		52,640	0.68		0.68		2.86		48
R6	14.94	0.43	(0.52)	(0.09)	(0.41)	(0.43)	—	(0.84)	14.01	(0.74)		87,445	0.58		0.58		2.95		48
Y	14.94	0.42	(0.52)	(0.10)	(0.40)	(0.43)	—	(0.83)	14.01	(0.79)		146,051	0.63		0.63		2.92		48
F	14.80	0.43	(0.52)	(0.09)	(0.41)	(0.43)	—	(0.84)	13.87	(0.75)		1,445,583	0.58		0.58		2.96		48

For the Year Ended October 31, 2017
A	$13.80	$0.37	$1.14	$1.51	$(0.36)	$(0.15)	$—	$(0.51)	$14.80	11.16%		$3,297,181	0.92%		0.92%		2.63%		39%
C	13.61	0.26	1.12	1.38	(0.25)	(0.15)	—	(0.40)	14.59	10.37		3,657,126	1.66		1.66		1.89		39
I	13.80	0.41	1.13	1.54	(0.39)	(0.15)	—	(0.54)	14.80	11.41		3,351,891	0.69		0.69		2.86		39
R3	13.84	0.33	1.13	1.46	(0.31)	(0.15)	—	(0.46)	14.84	10.79		222,526	1.30		1.24		2.30		39
R4	13.85	0.37	1.13	1.50	(0.35)	(0.15)	—	(0.50)	14.85	11.10		109,315	1.00		0.94		2.61		39
R5	13.86	0.41	1.14	1.55	(0.39)	(0.15)	—	(0.54)	14.87	11.44		45,300	0.70		0.69		2.85		39
R6	13.93	0.42	1.14	1.56	(0.40)	(0.15)	—	(0.55)	14.94	11.48		31,234	0.60		0.60		2.89		39
Y	13.93	0.42	1.14	1.56	(0.40)	(0.15)	—	(0.55)	14.94	11.46		124,655	0.62		0.62		2.91		39
F(10)	14.20	0.24	0.66	0.90	(0.30)	—	—	(0.30)	14.80	6.41	(6)	1,126,948	0.60	(7)	0.60	(7)	2.47	(7)	39

For the Year Ended October 31, 2016
A	$13.41	$0.37	$0.57	$0.94	$(0.33)	$(0.22)	$—	$(0.55)	$13.80	7.29%		$3,076,342	0.96%		0.96	%(14)	2.73%		36%
B	13.37	0.37	0.57	0.94	(0.32)	(0.22)	—	(0.54)	13.77	7.30		6,529	1.08		1.00	(14)	2.74		36
C	13.24	0.26	0.57	0.83	(0.24)	(0.22)	—	(0.46)	13.61	6.48		3,171,408	1.69		1.69	(14)	1.99		36
I	13.41	0.40	0.58	0.98	(0.37)	(0.22)	—	(0.59)	13.80	7.57		2,290,723	0.70		0.70	(14)	2.95		36
R3	13.45	0.33	0.58	0.91	(0.30)	(0.22)	—	(0.52)	13.84	6.98		174,319	1.32		1.25	(14)	2.43		36
R4	13.45	0.37	0.59	0.96	(0.34)	(0.22)	—	(0.56)	13.85	7.36		106,451	1.02		0.95	(14)	2.71		36
R5	13.47	0.40	0.58	0.98	(0.37)	(0.22)	—	(0.59)	13.86	7.53		31,698	0.72		0.70	(14)	2.97		36
R6	13.53	0.41	0.59	1.00	(0.38)	(0.22)	—	(0.60)	13.93	7.65		9,636	0.62		0.62	(14)	3.04		36
Y	13.53	0.41	0.59	1.00	(0.38)	(0.22)	—	(0.60)	13.93	7.65		86,177	0.62		0.62	(14)	3.00		36

The accompanying notes are an integral part of these financial statements.

121

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)(2) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(3)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(5)		Portfolio Turnover

The Hartford Balanced Income Fund – (continued)

For the Year Ended October 31, 2015
A	$13.72	$0.33	$(0.10)	$0.23	$(0.33)	$(0.21)	$—	$(0.54)	$13.41	1.77%		$2,635,923	0.95%		0.95%		2.48%		39%
B	13.69	0.35	(0.14)	0.21	(0.32)	(0.21)	—	(0.53)	13.37	1.63		12,811	1.06		0.99		2.56		39
C	13.56	0.25	(0.12)	0.13	(0.24)	(0.21)	—	(0.45)	13.24	1.01		2,414,291	1.69		1.69		1.84		39
I	13.72	0.38	(0.11)	0.27	(0.37)	(0.21)	—	(0.58)	13.41	2.04		1,274,683	0.69		0.69		2.85		39
R3	13.77	0.31	(0.13)	0.18	(0.29)	(0.21)	—	(0.50)	13.45	1.40		127,608	1.31		1.24		2.30		39
R4	13.77	0.35	(0.13)	0.22	(0.33)	(0.21)	—	(0.54)	13.45	1.70		66,468	1.01		0.94		2.60		39
R5	13.78	0.38	(0.11)	0.27	(0.37)	(0.21)	—	(0.58)	13.47	2.03		22,907	0.71		0.69		2.84		39
R6(2)	13.90	0.33	(0.12)	0.21	(0.37)	(0.21)	—	(0.58)	13.53	1.65	(6)	6,072	0.67	(7)	0.64	(7)	2.50	(7)	39
Y	13.84	0.40	(0.12)	0.28	(0.38)	(0.21)	—	(0.59)	13.53	2.10		32,808	0.61		0.61		2.92		39

For the Year Ended October 31, 2014
A	$13.05	$0.34	$0.83	$1.17	$(0.32)	$(0.18)	$—	$(0.50)	$13.72	9.19%		$2,317,429	0.97%		0.97%		2.56%		40%
B	13.01	0.34	0.84	1.18	(0.32)	(0.18)	—	(0.50)	13.69	9.25		18,846	1.07		0.99		2.56		40
C	12.91	0.24	0.82	1.06	(0.23)	(0.18)	—	(0.41)	13.56	8.39		1,884,930	1.70		1.70		1.81		40
I	13.05	0.38	0.83	1.21	(0.36)	(0.18)	—	(0.54)	13.72	9.47		1,031,554	0.70		0.70		2.80		40
R3	13.10	0.30	0.84	1.14	(0.29)	(0.18)	—	(0.47)	13.77	8.90		106,894	1.32		1.24		2.26		40
R4	13.10	0.35	0.83	1.18	(0.33)	(0.18)	—	(0.51)	13.77	9.19		54,196	1.02		0.94		2.58		40
R5	13.11	0.38	0.83	1.21	(0.36)	(0.18)	—	(0.54)	13.78	9.44		13,069	0.73		0.69		2.83		40
Y	13.16	0.39	0.84	1.23	(0.37)	(0.18)	—	(0.55)	13.84	9.55		24,484	0.62		0.62		2.89		40

The Hartford Checks and Balances Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$9.36	$0.08	$0.68	$0.76	$(0.26)	$(0.56)	$—	$(0.82)	$9.30	9.20	%(6)	$1,300,261	0.38	%(7)	0.38	%(7)	1.89	%(7)	23%
C	9.29	0.05	0.67	0.72	(0.22)	(0.56)	—	(0.78)	9.23	8.80	(6)	180,793	1.18	(7)	1.18	(7)	1.08	(7)	23
I	9.37	0.10	0.68	0.78	(0.27)	(0.56)	—	(0.83)	9.32	9.43	(6)	65,509	0.13	(7)	0.13	(7)	2.14	(7)	23
R3	9.32	0.07	0.67	0.74	(0.24)	(0.56)	—	(0.80)	9.26	9.04	(6)	15,981	0.75	(7)	0.75	(7)	1.52	(7)	23
R4	9.33	0.08	0.68	0.76	(0.26)	(0.56)	—	(0.82)	9.27	9.19	(6)	5,733	0.44	(7)	0.44	(7)	1.83	(7)	23
R5	9.37	0.07	0.71	0.78	(0.27)	(0.56)	—	(0.83)	9.32	9.41	(6)	5,162	0.08	(7)	0.08	(7)	1.45	(7)	23
F	9.37	0.10	0.69	0.79	(0.28)	(0.56)	—	(0.84)	9.32	9.49	(6)	1,393	0.04	(7)	0.04	(7)	2.32	(7)	23

For the Year Ended October 31, 2018
A	$10.45	$0.18	$0.05	$0.23	$(0.37)	$(0.95)	$—	$(1.32)	$9.36	2.17%		$1,246,869	0.38%		0.38%		1.87%		28%
C	10.38	0.11	0.05	0.16	(0.30)	(0.95)	—	(1.25)	9.29	1.39		195,591	1.15		1.15		1.12		28
I	10.47	0.20	0.05	0.25	(0.40)	(0.95)	—	(1.35)	9.37	2.33		62,762	0.13		0.13		2.10		28
R3	10.41	0.15	0.05	0.20	(0.34)	(0.95)	—	(1.29)	9.32	1.80		16,209	0.76		0.75		1.51		28
R4	10.42	0.17	0.06	0.23	(0.37)	(0.95)	—	(1.32)	9.33	2.10		5,162	0.47		0.47		1.77		28
R5	10.47	0.21	0.03	0.24	(0.39)	(0.95)	—	(1.34)	9.37	2.29		478	0.16		0.16		2.18		28
F	10.46	0.19	0.08	0.27	(0.41)	(0.95)	—	(1.36)	9.37	2.51		417	0.04		0.04		1.96		28

For the Year Ended October 31, 2017
A	$9.85	$0.14	$1.28	$1.42	$(0.13)	$(0.69)	$—	$(0.82)	$10.45	15.27%		$1,326,959	0.38%		0.38%		1.44%		3%
C	9.78	0.07	1.27	1.34	(0.05)	(0.69)	—	(0.74)	10.38	14.46		303,378	1.13		1.13		0.70		3
I	9.86	0.16	1.29	1.45	(0.15)	(0.69)	—	(0.84)	10.47	15.63		58,494	0.16		0.16		1.63		3
R3	9.81	0.10	1.28	1.38	(0.09)	(0.69)	—	(0.78)	10.41	14.89		18,645	0.75		0.75		1.04		3
R4	9.82	0.13	1.28	1.41	(0.12)	(0.69)	—	(0.81)	10.42	15.24		5,372	0.45		0.45		1.35		3
R5	9.86	0.20	1.25	1.45	(0.15)	(0.69)	—	(0.84)	10.47	15.66		2,082	0.14		0.14		1.99		3
F(10)	9.86	0.11	0.60	0.71	(0.11)	—	—	(0.11)	10.46	7.27	(6)	1,441	0.04	(7)	0.04	(7)	1.57	(7)	3

The accompanying notes are an integral part of these financial statements.

122

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)(2) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(3)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(5)		Portfolio Turnover

The Hartford Checks and Balances Fund – (continued)

For the Year Ended October 31, 2016
A	$10.81	$0.14	$0.11	$0.25	$(0.19)	$(1.02)	$—	$(1.21)	$9.85	2.78%		$1,386,748	0.41%		0.41%		1.46%		8%
B	10.76	0.07	0.09	0.16	(0.09)	(1.02)	—	(1.11)	9.81	1.93		32,027	1.21		1.21		0.72		8
C	10.75	0.07	0.09	0.16	(0.11)	(1.02)	—	(1.13)	9.78	1.94		321,436	1.16		1.16		0.71		8
I	10.83	0.17	0.09	0.26	(0.21)	(1.02)	—	(1.23)	9.86	2.97		39,557	0.19		0.19		1.69		8
R3	10.78	0.10	0.10	0.20	(0.15)	(1.02)	—	(1.17)	9.81	2.35		14,554	0.77		0.77		1.05		8
R4	10.79	0.13	0.10	0.23	(0.18)	(1.02)	—	(1.20)	9.82	2.64		4,457	0.47		0.47		1.38		8
R5	10.82	0.16	0.11	0.27	(0.21)	(1.02)	—	(1.23)	9.86	3.04		4,893	0.16		0.16		1.69		8

For the Year Ended October 31, 2015
A	$11.89	$0.14	$0.11	$0.25	$(0.43)	$(0.90)	$—	$(1.33)	$10.81	2.38%		$1,443,659	0.39%		0.39%		1.26%		7%
B	11.83	0.07	0.10	0.17	(0.34)	(0.90)	—	(1.24)	10.76	1.64		87,066	1.20		1.20		0.64		7
C	11.83	0.05	0.12	0.17	(0.35)	(0.90)	—	(1.25)	10.75	1.64		351,257	1.14		1.14		0.47		7
I	11.90	0.21	0.07	0.28	(0.45)	(0.90)	—	(1.35)	10.83	2.64		36,770	0.16		0.16		1.93		7
R3	11.86	0.08	0.13	0.21	(0.39)	(0.90)	—	(1.29)	10.78	2.03		13,247	0.75		0.75		0.73		7
R4	11.87	0.12	0.13	0.25	(0.43)	(0.90)	—	(1.33)	10.79	2.33		4,652	0.45		0.45		1.13		7
R5	11.90	0.15	0.13	0.28	(0.46)	(0.90)	—	(1.36)	10.82	2.65		5,150	0.14		0.14		1.37		7

For the Year Ended October 31, 2014
A	$11.75	$0.14	$1.07	$1.21	$(0.21)	$(0.86)	$—	$(1.07)	$11.89	11.07%		$1,404,632	0.39%		0.39%		1.25%		15%
B	11.64	0.05	1.05	1.10	(0.05)	(0.86)	—	(0.91)	11.83	10.09		108,791	1.19		1.19		0.46		15
C	11.65	0.06	1.04	1.10	(0.06)	(0.86)	—	(0.92)	11.83	10.17		334,810	1.14		1.14		0.50		15
I	11.78	0.18	1.06	1.24	(0.26)	(0.86)	—	(1.12)	11.90	11.35		34,269	0.14		0.14		1.53		15
R3	11.69	0.10	1.06	1.16	(0.13)	(0.86)	—	(0.99)	11.86	10.70		10,635	0.75		0.75		0.88		15
R4	11.73	0.13	1.07	1.20	(0.20)	(0.86)	—	(1.06)	11.87	11.06		3,932	0.45		0.45		1.14		15
R5	11.78	0.17	1.07	1.24	(0.26)	(0.86)	—	(1.12)	11.90	11.34		163	0.15		0.15		1.48		15

The Hartford Conservative Allocation Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$10.23	$0.23	$0.37	$0.60	$(0.31)	$—	$—	$(0.31)	$10.52	6.16	%(6)	$100,270	0.60	%(7)	0.59	%(7)	4.62	%(7)	28%
C	10.05	0.19	0.38	0.57	(0.18)	—	—	(0.18)	10.44	5.78	(6)	16,488	1.43	(7)	1.43	(7)	3.84	(7)	28
I	10.25	0.27	0.34	0.61	(0.33)	—	—	(0.33)	10.53	6.26	(6)	1,263	0.35	(7)	0.35	(7)	5.37	(7)	28
R3	10.21	0.22	0.37	0.59	(0.26)	—	—	(0.26)	10.54	5.97	(6)	4,057	0.95	(7)	0.93	(7)	4.39	(7)	28
R4	10.24	0.22	0.38	0.60	(0.31)	—	—	(0.31)	10.53	6.09	(6)	2,467	0.65	(7)	0.63	(7)	4.41	(7)	28
R5	10.28	0.24	0.38	0.62	(0.34)	—	—	(0.34)	10.56	6.34	(6)	1,893	0.36	(7)	0.33	(7)	4.80	(7)	28
F	10.26	0.25	0.37	0.62	(0.35)	—	—	(0.35)	10.53	6.29	(6)	11	0.24	(7)	0.24	(7)	4.86	(7)	28

For the Year Ended October 31, 2018
A	$10.60	$0.31	$(0.37)	$(0.06)	$(0.31)	$—	$—	$(0.31)	$10.23	(0.59)%		$84,379	0.61%		0.60%		2.91%		32%
C	10.41	0.21	(0.35)	(0.14)	(0.22)	—	—	(0.22)	10.05	(1.38)		17,552	1.37		1.36		2.04		32
I	10.63	0.35	(0.38)	(0.03)	(0.35)	—	—	(0.35)	10.25	(0.39)		1,217	0.38		0.36		3.38		32
R3	10.57	0.29	(0.37)	(0.08)	(0.28)	—	—	(0.28)	10.21	(0.80)		4,327	0.96		0.86		2.80		32
R4	10.61	0.31	(0.36)	(0.05)	(0.32)	—	—	(0.32)	10.24	(0.51)		2,461	0.66		0.56		3.00		32
R5	10.66	0.33	(0.36)	(0.03)	(0.35)	—	—	(0.35)	10.28	(0.32)		1,845	0.36		0.26		3.13		32
F	10.63	0.34	(0.36)	(0.02)	(0.35)	—	—	(0.35)	10.26	(0.23)		11	0.24		0.24		3.19		32

For the Year Ended October 31, 2017
A	$9.81	$0.13	$0.79	$0.92	$(0.13)	$—	$—	$(0.13)	$10.60	9.51%		$86,987	0.58%		0.55%		1.24%		17	%(15)
C	9.62	0.05	0.79	0.84	(0.05)	—	—	(0.05)	10.41	8.80		26,424	1.33		1.30		0.49		17
I	9.83	0.15	0.81	0.96	(0.16)	—	—	(0.16)	10.63	9.92		1,835	0.29		0.27		1.47		17
R3	9.79	0.10	0.79	0.89	(0.11)	—	—	(0.11)	10.57	9.21		7,135	0.94		0.80		1.02		17
R4	9.82	0.13	0.80	0.93	(0.14)	—	—	(0.14)	10.61	9.57		2,693	0.64		0.50		1.25		17
R5	9.86	0.16	0.81	0.97	(0.17)	—	—	(0.17)	10.66	9.99		2,251	0.34		0.20		1.58		17
F(10)	10.03	0.08	0.52	0.60	—	—	—	—	10.63	5.98	(6)	11	0.23	(7)	0.20	(7)	1.22	(7)	17

The accompanying notes are an integral part of these financial statements.

123

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)(2) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(3)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(5)		Portfolio Turnover

The Hartford Conservative Allocation Fund – (continued)

For the Year Ended October 31, 2016
A	$9.85	$0.09	$0.02	$0.11	$(0.03)	$(0.12)	$—	$(0.15)	$9.81	1.26%		$95,802	0.60%		0.54%		0.90%		80%
B	9.73	0.02	0.02	0.04	(0.02)	(0.12)	—	(0.14)	9.63	0.44		1,416	1.49		1.29		0.16		80
C	9.73	0.01	0.01	0.02	(0.01)	(0.12)	—	(0.13)	9.62	0.34		31,115	1.34		1.29		0.15		80
I	9.86	0.11	0.02	0.13	(0.04)	(0.12)	—	(0.16)	9.83	1.45		1,087	0.32		0.27		1.18		80
R3	9.85	0.06	0.03	0.09	(0.03)	(0.12)	—	(0.15)	9.79	0.99		8,561	0.94		0.79		0.64		80
R4	9.86	0.09	0.03	0.12	(0.04)	(0.12)	—	(0.16)	9.82	1.28		2,340	0.64		0.49		0.94		80
R5	9.88	0.12	0.02	0.14	(0.04)	(0.12)	—	(0.16)	9.86	1.56		2,231	0.34		0.19		1.25		80

For the Year Ended October 31, 2015
A	$10.78	$0.10	$(0.42)	$(0.32)	$(0.15)	$(0.46)	$—	$(0.61)	$9.85	(3.01)%		$108,907	0.60%		0.60%		0.98%		15%
B	10.72	0.04	(0.44)	(0.40)	(0.13)	(0.46)	—	(0.59)	9.73	(3.83)		3,371	1.47		1.41		0.41		15
C	10.71	0.02	(0.41)	(0.39)	(0.13)	(0.46)	—	(0.59)	9.73	(3.70)		37,732	1.34		1.34		0.22		15
I	10.77	0.16	(0.45)	(0.29)	(0.16)	(0.46)	—	(0.62)	9.86	(2.74)		1,064	0.31		0.31		1.53		15
R3	10.81	0.07	(0.43)	(0.36)	(0.14)	(0.46)	—	(0.60)	9.85	(3.36)		8,256	0.94		0.91		0.72		15
R4	10.79	0.10	(0.42)	(0.32)	(0.15)	(0.46)	—	(0.61)	9.86	(3.02)		2,461	0.65		0.61		0.94		15
R5	10.79	0.14	(0.43)	(0.29)	(0.16)	(0.46)	—	(0.62)	9.88	(2.73)		2,504	0.34		0.31		1.37		15

For the Year Ended October 31, 2014
A	$11.05	$0.07	$0.09	$0.16	$(0.09)	$(0.34)	$—	$(0.43)	$10.78	1.50%		$134,286	0.59%		0.59%		0.64%		27%
B	10.99	(0.01)	0.08	0.07	—	(0.34)	—	(0.34)	10.72	0.71		6,872	1.43		1.40		(0.13)		27
C	10.98	(0.01)	0.08	0.07	—	(0.34)	—	(0.34)	10.71	0.71		46,745	1.34		1.34		(0.09)		27
I	11.06	0.10	0.08	0.18	(0.13)	(0.34)	—	(0.47)	10.77	1.76		1,829	0.32		0.32		0.91		27
R3	11.06	0.03	0.09	0.12	(0.03)	(0.34)	—	(0.37)	10.81	1.17		10,141	0.94		0.90		0.31		27
R4	11.04	0.07	0.08	0.15	(0.06)	(0.34)	—	(0.40)	10.79	1.45		4,806	0.64		0.60		0.65		27
R5	11.08	0.10	0.08	0.18	(0.13)	(0.34)	—	(0.47)	10.79	1.74		3,585	0.34		0.30		0.92		27

The Hartford Global All-Asset Fund (consolidated)

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$9.88	$0.08	$0.57	$0.65	$(0.90)	$—	$—	$(0.90)	$9.63	7.50	%(6)	$83,892	1.30	%(7)	1.09	%(7)	1.78	%(7)	37%
C	9.70	0.05	0.56	0.61	(0.80)	—	—	(0.80)	9.51	7.14	(6)	36,481	2.05	(7)	1.84	(7)	1.00	(7)	37
I	9.93	0.10	0.57	0.67	(0.93)	—	—	(0.93)	9.67	7.73	(6)	34,038	1.02	(7)	0.81	(7)	2.03	(7)	37
R3	9.85	0.07	0.58	0.65	(0.86)	—	—	(0.86)	9.64	7.45	(6)	1,315	1.62	(7)	1.40	(7)	1.46	(7)	37
R4	10.01	0.08	0.58	0.66	(0.88)	—	—	(0.88)	9.79	7.50	(6)	316	1.32	(7)	1.11	(7)	1.76	(7)	37
R5	9.86	0.10	0.56	0.66	(0.93)	—	—	(0.93)	9.59	7.64	(6)	295	1.02	(7)	0.80	(7)	2.06	(7)	37
R6	9.95	0.10	0.57	0.67	(0.94)	—	—	(0.94)	9.68	7.72	(6)	10	0.90	(7)	0.69	(7)	2.16	(7)	37
Y	9.94	0.10	0.58	0.68	(0.94)	—	—	(0.94)	9.68	7.80	(6)	21,163	0.95	(7)	0.74	(7)	2.13	(7)	37
F	9.94	0.10	0.57	0.67	(0.94)	—	—	(0.94)	9.67	7.66	(6)	19,894	0.91	(7)	0.69	(7)	2.11	(7)	37

For the Year Ended October 31, 2018
A	$12.05	$0.16	$(0.86)	$(0.70)	$(1.47)	$—	$—	$(1.47)	$9.88	(6.75)%		$84,981	1.26%		1.11%		1.52%		62%
C	11.84	0.08	(0.84)	(0.76)	(1.38)	—	—	(1.38)	9.70	(7.42)		42,242	2.01		1.86		0.77		62
I	12.11	0.20	(0.87)	(0.67)	(1.51)	—	—	(1.51)	9.93	(6.53)		49,725	0.97		0.83		1.80		62
R3	12.02	0.13	(0.86)	(0.73)	(1.44)	—	—	(1.44)	9.85	(7.13)		1,433	1.60		1.44		1.19		62
R4	12.19	0.16	(0.86)	(0.70)	(1.48)	—	—	(1.48)	10.01	(6.72)		360	1.31		1.15		1.47		62
R5	12.03	0.19	(0.85)	(0.66)	(1.51)	—	—	(1.51)	9.86	(6.45)		274	0.97		0.81		1.78		62
R6(8)	10.76	0.16	(0.97)	(0.81)	—	—	—	—	9.95	(7.53	)(6)	9	0.86	(7)	0.69	(7)	2.17	(7)	62
Y	12.13	0.20	(0.87)	(0.67)	(1.52)	—	—	(1.52)	9.94	(6.47)		23,703	0.93		0.77		1.87		62
F	12.11	0.21	(0.87)	(0.66)	(1.51)	—	—	(1.51)	9.94	(6.37)		66,011	0.88		0.74		1.89		62

The accompanying notes are an integral part of these financial statements.

124

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)(2) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(3)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(5)		Portfolio Turnover

The Hartford Global All-Asset Fund (consolidated) – (continued)

For the Year Ended October 31, 2017
A	$10.51	$0.13	$1.58	$1.71	$(0.17)	$—	$—	$(0.17)	$12.05	16.56%		$106,091	1.31%		1.19%		1.14%		70%
C	10.33	0.04	1.55	1.59	(0.08)	—	—	(0.08)	11.84	15.54		60,062	2.04		1.94		0.39		70
I	10.57	0.16	1.58	1.74	(0.20)	—	—	(0.20)	12.11	16.81		49,849	1.01		0.93		1.40		70
R3	10.50	0.09	1.58	1.67	(0.15)	—	—	(0.15)	12.02	16.19		2,014	1.65		1.49		0.85		70
R4	10.65	0.13	1.59	1.72	(0.18)	—	—	(0.18)	12.19	16.40		1,369	1.35		1.19		1.15		70
R5	10.51	0.17	1.58	1.75	(0.23)	—	—	(0.23)	12.03	16.85		12	1.08		0.89		1.51		70
Y	10.59	0.15	1.60	1.75	(0.21)	—	—	(0.21)	12.13	16.89		29,902	0.94		0.84		1.40		70
F(10)	10.87	0.13	1.11	1.24	—	—	—	—	12.11	11.41	(6)	63,679	0.93	(7)	0.84	(7)	1.65	(7)	70

For the Year Ended October 31, 2016
A	$10.95	$0.12	$0.15	$0.27	$—	$(0.71)	$—	$(0.71)	$10.51	2.85%		$120,010	1.47%		1.27	%(16)	1.18%		95%
C	10.85	0.04	0.15	0.19	—	(0.71)	—	(0.71)	10.33	2.09		71,094	2.19		2.02	(16)	0.43		95
I	10.98	0.15	0.15	0.30	—	(0.71)	—	(0.71)	10.57	3.12		47,856	1.17		1.02	(16)	1.43		95
R3	10.97	0.09	0.15	0.24	—	(0.71)	—	(0.71)	10.50	2.55		1,879	1.79		1.52	(16)	0.93		95
R4	11.08	0.13	0.15	0.28	—	(0.71)	—	(0.71)	10.65	2.91		1,103	1.49		1.22	(16)	1.28		95
R5	10.98	0.09	0.15	0.24	—	(0.71)	—	(0.71)	10.51	2.64		11	1.17		0.97	(16)	0.86		95
Y	10.99	0.16	0.15	0.31	—	(0.71)	—	(0.71)	10.59	3.22		89,901	1.07		0.92	(16)	1.61		95

For the Year Ended October 31, 2015
A	$12.68	$0.08	$(0.08)	$—	$(0.31)	$(1.42)	$—	$(1.73)	$10.95	0.33%		$162,691	1.46%		1.25%		0.68%		63%
C	12.56	—	(0.07)	(0.07)	(0.22)	(1.42)	—	(1.64)	10.85	(0.31)		99,973	2.18		2.00		(0.02)		63
I	12.72	0.10	(0.07)	0.03	(0.35)	(1.42)	—	(1.77)	10.98	0.58		70,837	1.15		1.00		0.88		63
R3	12.67	0.05	(0.07)	(0.02)	(0.26)	(1.42)	—	(1.68)	10.97	0.16		2,385	1.78		1.50		0.43		63
R4	12.80	0.10	(0.08)	0.02	(0.32)	(1.42)	—	(1.74)	11.08	0.51		1,381	1.49		1.20		0.85		63
R5	12.72	0.13	(0.10)	0.03	(0.35)	(1.42)	—	(1.77)	10.98	0.61		624	1.16		0.95		1.12		63
Y	12.72	0.13	(0.08)	0.05	(0.36)	(1.42)	—	(1.78)	10.99	0.76		29,736	1.07		0.90		1.12		63

For the Year Ended October 31, 2014
A	$12.34	$0.11	$0.40	$0.51	$(0.13)	$(0.04)	$—	$(0.17)	$12.68	4.18%		$206,595	1.40%		1.25%		0.85%		75%
C	12.23	0.01	0.39	0.40	(0.03)	(0.04)	—	(0.07)	12.56	3.30		130,260	2.13		2.00		0.10		75
I	12.38	0.14	0.40	0.54	(0.16)	(0.04)	—	(0.20)	12.72	4.43		117,499	1.10		0.98		1.11		75
R3	12.34	0.08	0.39	0.47	(0.10)	(0.04)	—	(0.14)	12.67	3.86		3,340	1.73		1.50		0.61		75
R4	12.47	0.11	0.41	0.52	(0.15)	(0.04)	—	(0.19)	12.80	4.18		1,363	1.44		1.20		0.90		75
R5	12.38	0.14	0.41	0.55	(0.17)	(0.04)	—	(0.21)	12.72	4.49		2,730	1.12		0.95		1.14		75
Y	12.38	0.15	0.41	0.56	(0.18)	(0.04)	—	(0.22)	12.72	4.54		31,145	1.02		0.90		1.18		75

The Hartford Global Real Asset Fund (consolidated)

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$9.00	$0.08	$0.11	$0.19	$(0.17)	$—	$—	$(0.17)	$9.02	2.31	%(6)	$16,400	1.52	%(7)	1.25	%(7)	1.75	%(7)	89%
C	8.78	0.04	0.13	0.17	(0.09)	—	—	(0.09)	8.86	1.92	(6)	3,910	2.31	(7)	2.00	(7)	0.99	(7)	89
I	9.00	0.09	0.12	0.21	(0.20)	—	—	(0.20)	9.01	2.51	(6)	41,481	1.15	(7)	0.97	(7)	2.07	(7)	89
R3	9.04	0.07	0.12	0.19	(0.15)	—	—	(0.15)	9.08	2.27	(6)	79	1.80	(7)	1.50	(7)	1.54	(7)	89
R4	9.02	0.08	0.11	0.19	(0.17)	—	—	(0.17)	9.04	2.42	(6)	184	1.49	(7)	1.20	(7)	1.88	(7)	89
R5	9.01	0.08	0.12	0.20	(0.26)	—	—	(0.26)	8.95	2.49	(6)	10	1.20	(7)	0.95	(7)	1.89	(7)	89
Y	9.00	0.09	0.13	0.22	(0.21)	—	—	(0.21)	9.01	2.61	(6)	124,735	1.14	(7)	0.90	(7)	2.11	(7)	89
F	9.00	0.09	0.12	0.21	(0.21)	—	—	(0.21)	9.00	2.49	(6)	112,523	1.08	(7)	0.90	(7)	2.10	(7)	89

The accompanying notes are an integral part of these financial statements.

125

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)(2) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(3)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)	Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(5)	Portfolio Turnover

The Hartford Global Real Asset Fund (consolidated) – (continued)

For the Year Ended October 31, 2018
A	$9.38	$0.14	$(0.22)	$(0.08)	$(0.30)	$—	$—	$(0.30)	$9.00	(0.97)%	$17,794	1.55%	1.25%		1.48%	111%
C	9.15	0.07	(0.23)	(0.16)	(0.21)	—	—	(0.21)	8.78	(1.71)	4,622	2.31	2.00		0.73	111
I	9.38	0.17	(0.22)	(0.05)	(0.33)	—	—	(0.33)	9.00	(0.68)	35,607	1.17	0.95		1.77	111
R3	9.40	0.12	(0.23)	(0.11)	(0.25)	—	—	(0.25)	9.04	(1.26)	103	1.83	1.50		1.23	111
R4	9.39	0.15	(0.21)	(0.06)	(0.31)	—	—	(0.31)	9.02	(0.82)	207	1.53	1.20		1.59	111
R5	9.39	0.17	(0.22)	(0.05)	(0.33)	—	—	(0.33)	9.01	(0.68)	10	1.22	0.95		1.82	111
Y	9.39	0.17	(0.22)	(0.05)	(0.34)	—	—	(0.34)	9.00	(0.67)	128,897	1.16	0.90		1.83	111
F	9.38	0.17	(0.22)	(0.05)	(0.33)	—	—	(0.33)	9.00	(0.64)	111,062	1.11	0.90		1.82	111

For the Year Ended October 31, 2017
A	$8.67	$0.11	$0.64	$0.75	$(0.04)	$—	$—	$(0.04)	$9.38	8.65%	$16,990	1.55%	1.25%		1.20%	103%
C	8.48	0.04	0.63	0.67	—	—	—	—	9.15	7.90	7,138	2.25	2.00		0.44	103
I	8.67	0.13	0.64	0.77	(0.06)	—	—	(0.06)	9.38	8.93	29,092	1.16	0.99		1.46	103
R3	8.69	0.08	0.65	0.73	(0.02)	—	—	(0.02)	9.40	8.43	151	1.92	1.50		0.94	103
R4	8.67	0.11	0.64	0.75	(0.03)	—	—	(0.03)	9.39	8.71	433	1.49	1.20		1.24	103
R5	8.68	0.14	0.64	0.78	(0.07)	—	—	(0.07)	9.39	9.00	67	1.17	0.95		1.53	103
Y	8.68	0.13	0.65	0.78	(0.07)	—	—	(0.07)	9.39	9.01	123,742	1.09	0.90		1.46	103
F(10)	8.93	0.11	0.34	0.45	—	—	—	—	9.38	5.04 (6)	112,016	1.08 (7)	0.90	(7)	1.79 (7)	103

For the Year Ended October 31, 2016
A	$8.15	$0.09	$0.49	$0.58	$(0.06)	$—	$—	$(0.06)	$8.67	7.27%	$20,262	1.61%	1.26	%(17)	1.09%	115%
C	7.97	0.03	0.48	0.51	—	—	—	—	8.48	6.40	8,702	2.30	2.01	(17)	0.33	115
I	8.16	0.11	0.49	0.60	(0.09)	—	—	(0.09)	8.67	7.51	24,931	1.18	0.99	(17)	1.35	115
R3	8.17	0.07	0.49	0.56	(0.04)	—	—	(0.04)	8.69	6.86	126	1.95	1.49	(17)	0.81	115
R4	8.17	0.08	0.50	0.58	(0.08)	—	—	(0.08)	8.67	7.17	511	1.50	1.21	(17)	1.05	115
R5	8.17	0.10	0.50	0.60	(0.09)	—	—	(0.09)	8.68	7.56	49	1.24	0.96	(17)	1.27	115
Y	8.17	0.11	0.50	0.61	(0.10)	—	—	(0.10)	8.68	7.64	210,071	1.10	0.91	(17)	1.42	115

For the Year Ended October 31, 2015
A	$9.85	$0.03	$(1.72)	$(1.69)	$(0.01)	$—	$—	$(0.01)	$8.15	(17.21)%	$23,604	1.67%	1.20%		0.32%	134%
C	9.70	0.04	(1.77)	(1.73)	—	—	—	—	7.97	(17.84)	10,087	2.40	1.95		0.43	134
I	9.87	0.12	(1.79)	(1.67)	(0.04)	—	—	(0.04)	8.16	(16.98)	19,495	1.29	0.95		1.38	134
R3	9.89	0.07	(1.79)	(1.72)	—	—	—	—	8.17	(17.39)	130	2.02	1.45		0.73	134
R4	9.88	0.10	(1.80)	(1.70)	(0.01)	—	—	(0.01)	8.17	(17.18)	2,861	1.60	1.15		1.10	134
R5	9.89	0.23	(1.90)	(1.67)	(0.05)	—	—	(0.05)	8.17	(16.97)	371	1.31	0.90		2.56	134
Y	9.89	0.13	(1.80)	(1.67)	(0.05)	—	—	(0.05)	8.17	(16.94)	242,288	1.19	0.85		1.42	134

For the Year Ended October 31, 2014
A	$10.30	$0.08	$(0.49)	$(0.41)	$(0.04)	$—	$—	$(0.04)	$9.85	(4.03)%	$44,562	1.58%	1.35%		0.76%	162%
C	10.18	—	(0.48)	(0.48)	—	—	—	—	9.70	(4.72)	17,382	2.31	2.10		0.01	162
I	10.33	0.11	(0.50)	(0.39)	(0.07)	—	—	(0.07)	9.87	(3.76)	47,168	1.21	1.06		1.03	162
R3	10.35	0.05	(0.48)	(0.43)	(0.03)	—	—	(0.03)	9.89	(4.20)	277	1.93	1.60		0.49	162
R4	10.34	0.08	(0.48)	(0.40)	(0.06)	—	—	(0.06)	9.88	(3.91)	3,686	1.55	1.30		0.79	162
R5	10.35	0.11	(0.49)	(0.38)	(0.08)	—	—	(0.08)	9.89	(3.72)	516	1.26	1.05		1.05	162
Y	10.34	0.12	(0.49)	(0.37)	(0.08)	—	—	(0.08)	9.89	(3.58)	313,337	1.15	1.00		1.11	162

The accompanying notes are an integral part of these financial statements.

126

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)(2) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(3)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(5)		Portfolio Turnover

The Hartford Growth Allocation Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$12.07	$0.18	$0.76	$0.94	$(0.29)	$(0.14)	$—	$(0.43)	$12.58	8.27	%(6)	$535,728	0.54	%(7)	0.54	%(7)	3.00	%(7)	17%
C	11.83	0.13	0.76	0.89	(0.07)	(0.14)	—	(0.21)	12.51	7.78	(6)	57,560	1.39	(7)	1.38	(7)	2.20	(7)	17
I	12.02	0.19	0.75	0.94	(0.32)	(0.14)	—	(0.46)	12.50	8.38	(6)	11,523	0.24	(7)	0.24	(7)	3.24	(7)	17
R3	11.77	0.16	0.73	0.89	(0.24)	(0.14)	—	(0.38)	12.28	8.05	(6)	9,231	0.87	(7)	0.87	(7)	2.75	(7)	17
R4	12.00	0.18	0.75	0.93	(0.27)	(0.14)	—	(0.41)	12.52	8.25	(6)	7,736	0.56	(7)	0.56	(7)	2.97	(7)	17
R5	12.10	0.20	0.75	0.95	(0.32)	(0.14)	—	(0.46)	12.59	8.38	(6)	5,872	0.25	(7)	0.25	(7)	3.32	(7)	17
F	12.03	0.15	0.80	0.95	(0.33)	(0.14)	—	(0.47)	12.51	8.48	(6)	66	0.15	(7)	0.15	(7)	2.55	(7)	17

For the Year Ended October 31, 2018
A	$12.32	$0.22	$(0.18)	$0.04	$(0.29)	$—	$—	$(0.29)	$12.07	0.28%		$504,720	0.54%		0.54%		1.78%		32%
C	12.07	0.13	(0.17)	(0.04)	(0.20)	—	—	(0.20)	11.83	(0.41)		64,208	1.30		1.29		1.09		32
I	12.27	0.26	(0.18)	0.08	(0.33)	—	—	(0.33)	12.02	0.60		11,033	0.24		0.24		2.05		32
R3	12.02	0.18	(0.18)	—	(0.25)	—	—	(0.25)	11.77	(0.06)		10,776	0.86		0.86		1.43		32
R4	12.25	0.23	(0.19)	0.04	(0.29)	—	—	(0.29)	12.00	0.24		8,129	0.56		0.56		1.86		32
R5	12.35	0.24	(0.16)	0.08	(0.33)	—	—	(0.33)	12.10	0.55		5,706	0.26		0.26		1.93		32
F	12.28	0.27	(0.18)	0.09	(0.34)	—	—	(0.34)	12.03	0.66		11	0.15		0.15		2.12		32

For the Year Ended October 31, 2017
A	$10.35	$0.07	$1.95	$2.02	$(0.05)	$—	$—	$(0.05)	$12.32	19.54%		$503,042	0.53%		0.52%		0.63%		11	%(18)
C	10.17	(0.01)	1.91	1.90	—	—	—	—	12.07	18.68		140,855	1.27		1.27		(0.10)		11
I	10.31	0.10	1.94	2.04	(0.08)	—	—	(0.08)	12.27	19.91		10,468	0.22		0.22		0.87		11
R3	10.09	0.03	1.91	1.94	(0.01)	—	—	(0.01)	12.02	19.26		11,840	0.86		0.86		0.29		11
R4	10.29	0.07	1.94	2.01	(0.05)	—	—	(0.05)	12.25	19.56		10,699	0.55		0.55		0.64		11
R5	10.37	0.10	1.96	2.06	(0.08)	—	—	(0.08)	12.35	19.98		5,709	0.25		0.25		0.86		11
F(10)	11.07	0.04	1.17	1.21	—	—	—	—	12.28	10.93	(6)	11	0.15	(7)	0.15	(7)	0.47	(7)	11

For the Year Ended October 31, 2016
A	$11.25	$0.04	$(0.21)	$(0.17)	$(0.16)	$(0.57)	$—	$(0.73)	$10.35	(1.38)%		$507,111	0.57%		0.57%		0.37%		98%
B	11.10	(0.04)	(0.22)	(0.26)	(0.02)	(0.57)	—	(0.59)	10.25	(2.31)		7,399	1.51		1.47		(0.41)		98
C	11.06	(0.04)	(0.20)	(0.24)	(0.08)	(0.57)	—	(0.65)	10.17	(2.12)		154,929	1.30		1.30		(0.36)		98
I	11.21	0.06	(0.19)	(0.13)	(0.20)	(0.57)	—	(0.77)	10.31	(1.02)		7,490	0.26		0.26		0.63		98
R3	10.98	—	(0.20)	(0.20)	(0.12)	(0.57)	—	(0.69)	10.09	(1.68)		12,110	0.88		0.88		0.05		98
R4	11.19	0.04	(0.21)	(0.17)	(0.16)	(0.57)	—	(0.73)	10.29	(1.40)		11,769	0.58		0.58		0.36		98
R5	11.27	0.07	(0.21)	(0.14)	(0.19)	(0.57)	—	(0.76)	10.37	(1.06)		5,037	0.28		0.28		0.67		98

For the Year Ended October 31, 2015
A	$15.10	$0.14	$(0.41)	$(0.27)	$(0.34)	$(3.24)	$—	$(3.58)	$11.25	(1.57)%		$582,205	0.57%		0.55%		1.19%		14%
B	14.91	0.11	(0.48)	(0.37)	(0.20)	(3.24)	—	(3.44)	11.10	(2.45)		21,236	1.47		1.39		0.89		14
C	14.90	0.06	(0.41)	(0.35)	(0.25)	(3.24)	—	(3.49)	11.06	(2.26)		183,173	1.30		1.29		0.55		14
I	15.06	0.39	(0.62)	(0.23)	(0.38)	(3.24)	—	(3.62)	11.21	(1.23)		8,310	0.25		0.23		3.33		14
R3	14.83	0.13	(0.43)	(0.30)	(0.31)	(3.24)	—	(3.55)	10.98	(1.91)		14,233	0.89		0.84		1.08		14
R4	15.04	0.14	(0.41)	(0.27)	(0.34)	(3.24)	—	(3.58)	11.19	(1.60)		14,014	0.59		0.54		1.18		14
R5	15.13	0.17	(0.41)	(0.24)	(0.38)	(3.24)	—	(3.62)	11.27	(1.35)		5,681	0.29		0.24		1.43		14

For the Year Ended October 31, 2014
A	$14.27	$0.10	$0.81	$0.91	$(0.08)	$—	$—	$(0.08)	$15.10	6.40%		$628,969	0.57%		0.56%		0.66%		103%
B	14.13	(0.01)	0.79	0.78	—	—	—	—	14.91	5.52		40,575	1.42		1.42		(0.07)		103
C	14.11	(0.01)	0.80	0.79	—	—	—	—	14.90	5.60		209,438	1.30		1.29		(0.06)		103
I	14.23	0.14	0.82	0.96	(0.13)	—	—	(0.13)	15.06	6.74		6,553	0.25		0.24		0.92		103
R3	14.02	0.05	0.80	0.85	(0.04)	—	—	(0.04)	14.83	6.09		19,608	0.87		0.87		0.36		103
R4	14.22	0.10	0.81	0.91	(0.09)	—	—	(0.09)	15.04	6.39		16,704	0.57		0.57		0.67		103
R5	14.29	0.14	0.82	0.96	(0.12)	—	—	(0.12)	15.13	6.75		6,485	0.27		0.27		0.96		103

The accompanying notes are an integral part of these financial statements.

127

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)(2) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(3)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(5)		Portfolio Turnover

Hartford Moderate Allocation Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$11.80	$0.21	$0.55	$0.76	$(0.31)	$(0.64)	$—	$(0.95)	$11.61	7.32	%(6)	$337,116	0.53	%(7)	0.53	%(7)	3.76	%(7)	20%
C	11.54	0.16	0.56	0.72	(0.12)	(0.64)	—	(0.76)	11.50	6.92	(6)	41,162	1.37	(7)	1.37	(7)	2.96	(7)	20
I	11.85	0.23	0.55	0.78	(0.34)	(0.64)	—	(0.98)	11.65	7.50	(6)	9,931	0.26	(7)	0.26	(7)	4.17	(7)	20
R3	11.60	0.19	0.54	0.73	(0.26)	(0.64)	—	(0.90)	11.43	7.13	(6)	17,113	0.87	(7)	0.87	(7)	3.45	(7)	20
R4	11.79	0.21	0.54	0.75	(0.30)	(0.64)	—	(0.94)	11.60	7.25	(6)	7,604	0.56	(7)	0.56	(7)	3.71	(7)	20
R5	11.85	0.22	0.56	0.78	(0.33)	(0.64)	—	(0.97)	11.66	7.53	(6)	5,673	0.27	(7)	0.27	(7)	3.84	(7)	20
F	11.86	0.14	0.64	0.78	(0.35)	(0.64)	—	(0.99)	11.65	7.50	(6)	345	0.16	(7)	0.16	(7)	2.47	(7)	20

For the Year Ended October 31, 2018
A	$12.42	$0.30	$(0.32)	$(0.02)	$(0.33)	$(0.27)	$—	$(0.60)	$11.80	(0.29)%		$329,641	0.53%		0.52%		2.44%		32%
C	12.16	0.21	(0.33)	(0.12)	(0.23)	(0.27)	—	(0.50)	11.54	(1.08)		46,067	1.28		1.28		1.74		32
I	12.48	0.31	(0.31)	—	(0.36)	(0.27)	—	(0.63)	11.85	(0.08)		11,014	0.25		0.25		2.51		32
R3	12.23	0.26	(0.33)	(0.07)	(0.29)	(0.27)	—	(0.56)	11.60	(0.72)		17,865	0.87		0.87		2.15		32
R4	12.41	0.30	(0.33)	(0.03)	(0.32)	(0.27)	—	(0.59)	11.79	(0.33)		7,104	0.58		0.58		2.41		32
R5	12.48	0.33	(0.33)	—	(0.36)	(0.27)	—	(0.63)	11.85	(0.12)		6,283	0.27		0.27		2.65		32
F	12.48	0.34	(0.32)	0.02	(0.37)	(0.27)	—	(0.64)	11.86	0.07		11	0.16		0.16		2.74		32

For the Year Ended October 31, 2017
A	$10.90	$0.10	$1.52	$1.62	$(0.10)	$—	$—	$(0.10)	$12.42	15.02%		$333,803	0.52%		0.51%		0.89%		14	%(19)
C	10.66	0.02	1.50	1.52	(0.02)	—	—	(0.02)	12.16	14.25		96,532	1.26		1.25		0.17		14
I	10.95	0.13	1.54	1.67	(0.14)	—	—	(0.14)	12.48	15.40		9,319	0.23		0.23		1.13		14
R3	10.73	0.06	1.51	1.57	(0.07)	—	—	(0.07)	12.23	14.70		22,023	0.87		0.87		0.53		14
R4	10.89	0.09	1.53	1.62	(0.10)	—	—	(0.10)	12.41	15.00		7,528	0.57		0.57		0.82		14
R5	10.95	0.13	1.54	1.67	(0.14)	—	—	(0.14)	12.48	15.38		6,508	0.26		0.26		1.13		14
F(10)	11.48	0.06	0.94	1.00	—	—	—	—	12.48	8.71	(6)	11	0.16	(7)	0.16	(7)	0.69	(7)	14

For the Year Ended October 31, 2016
A	$11.69	$0.06	$(0.07)	$(0.01)	$(0.05)	$(0.73)	$—	$(0.78)	$10.90	0.14%		$354,058	0.55%		0.55%		0.57%		81%
B	11.53	(0.03)	(0.08)	(0.11)	(0.03)	(0.73)	—	(0.76)	10.66	(0.83)		4,395	1.47		1.46		(0.26)		81
C	11.52	(0.02)	(0.08)	(0.10)	(0.03)	(0.73)	—	(0.76)	10.66	(0.70)		110,316	1.28		1.28		(0.16)		81
I	11.72	0.10	(0.08)	0.02	(0.06)	(0.73)	—	(0.79)	10.95	0.41		8,123	0.25		0.25		0.90		81
R3	11.55	0.02	(0.07)	(0.05)	(0.04)	(0.73)	—	(0.77)	10.73	(0.22)		22,354	0.88		0.88		0.21		81
R4	11.69	0.06	(0.08)	(0.02)	(0.05)	(0.73)	—	(0.78)	10.89	0.03		7,884	0.58		0.58		0.52		81
R5	11.72	0.09	(0.07)	0.02	(0.06)	(0.73)	—	(0.79)	10.95	0.38		6,584	0.28		0.28		0.81		81

For the Year Ended October 31, 2015
A	$13.16	$0.11	$(0.36)	$(0.25)	$(0.23)	$(0.99)	$—	$(1.22)	$11.69	(1.88)%		$412,907	0.55%		0.55%		0.88%		16%
B	13.06	0.05	(0.38)	(0.33)	(0.21)	(0.99)	—	(1.20)	11.53	(2.64)		12,812	1.43		1.40		0.39		16
C	13.05	0.03	(0.36)	(0.33)	(0.21)	(0.99)	—	(1.20)	11.52	(2.59)		135,008	1.29		1.29		0.23		16
I	13.16	0.17	(0.38)	(0.21)	(0.24)	(0.99)	—	(1.23)	11.72	(1.56)		9,269	0.24		0.24		1.42		16
R3	13.04	0.11	(0.39)	(0.28)	(0.22)	(0.99)	—	(1.21)	11.55	(2.17)		24,956	0.89		0.89		0.91		16
R4	13.16	0.10	(0.35)	(0.25)	(0.23)	(0.99)	—	(1.22)	11.69	(1.91)		9,198	0.59		0.59		0.86		16
R5	13.17	0.13	(0.35)	(0.22)	(0.24)	(0.99)	—	(1.23)	11.72	(1.65)		8,166	0.29		0.29		1.09		16

For the Year Ended October 31, 2014
A	$12.86	$0.09	$0.36	$0.45	$(0.13)	$(0.02)	$—	$(0.15)	$13.16	3.54%		$462,724	0.55%		0.55%		0.69%		28%
B	12.75	(0.01)	0.34	0.33	—	(0.02)	—	(0.02)	13.06	2.62		25,234	1.39		1.39		(0.06)		28
C	12.74	(0.01)	0.37	0.36	(0.03)	(0.02)	—	(0.05)	13.05	2.79		164,473	1.28		1.28		(0.04)		28
I	12.88	0.13	0.37	0.50	(0.20)	(0.02)	—	(0.22)	13.16	3.87		11,868	0.24		0.24		0.95		28
R3	12.74	0.04	0.35	0.39	(0.07)	(0.02)	—	(0.09)	13.04	3.11		38,607	0.88		0.88		0.34		28
R4	12.86	0.08	0.36	0.44	(0.12)	(0.02)	—	(0.14)	13.16	3.44		22,195	0.58		0.58		0.64		28
R5	12.89	0.13	0.36	0.49	(0.19)	(0.02)	—	(0.21)	13.17	3.79		9,133	0.28		0.28		0.97		28

The accompanying notes are an integral part of these financial statements.

128

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)(2) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(3)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(5)		Portfolio Turnover

Hartford Multi-Asset Income Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$9.08	$0.21	$0.25	$0.46	$(0.42)	$—	$—	$(0.42)	$9.12	5.44	%(6)	$16,404	1.14	%(7)	0.78	%(7)	4.79	%(7)	24%
C	9.08	0.18	0.25	0.43	(0.38)	—	—	(0.38)	9.13	5.02	(6)	13,302	1.93	(7)	1.51	(7)	4.07	(7)	24
I	9.07	0.22	0.24	0.46	(0.42)	—	—	(0.42)	9.11	5.39	(6)	25,187	0.93	(7)	0.69	(7)	4.85	(7)	24
R3	9.08	0.21	0.25	0.46	(0.41)	—	—	(0.41)	9.13	5.41	(6)	2,345	1.52	(7)	0.77	(7)	4.80	(7)	24
R4	9.08	0.21	0.25	0.46	(0.42)	—	—	(0.42)	9.12	5.46	(6)	2,361	1.23	(7)	0.73	(7)	4.84	(7)	24
R5	9.07	0.22	0.24	0.46	(0.42)	—	—	(0.42)	9.11	5.52	(6)	2,378	0.94	(7)	0.69	(7)	4.89	(7)	24
R6(20)	8.93	0.07	0.18	0.25	(0.07)	—	—	(0.07)	9.11	2.77	(6)	10	0.82	(7)	0.58	(7)	4.83	(7)	24
Y	9.07	0.22	0.25	0.47	(0.43)	—	—	(0.43)	9.11	5.58	(6)	22,640	0.84	(7)	0.59	(7)	4.95	(7)	24
F	9.07	0.22	0.25	0.47	(0.49)	—	—	(0.49)	9.05	5.57	(6)	10	0.85	(7)	0.59	(7)	4.87	(7)	24

For the Year Ended October 31, 2018
A	$9.46	$0.41	$(0.28)	$0.13	$(0.51)	$—	$—	$(0.51)	$9.08	1.26%		$13,324	1.20%		0.78%		4.35%		61%
C	9.47	0.35	(0.29)	0.06	(0.45)	—	—	(0.45)	9.08	0.55		11,686	1.98		1.47		3.71		61
I	9.46	0.42	(0.28)	0.14	(0.53)	—	—	(0.53)	9.07	1.40		20,780	0.98		0.68		4.51		61
R3	9.47	0.40	(0.28)	0.12	(0.51)	—	—	(0.51)	9.08	1.21		2,225	1.61		0.84		4.28		61
R4	9.46	0.41	(0.28)	0.13	(0.51)	—	—	(0.51)	9.08	1.27		2,241	1.31		0.78		4.34		61
R5	9.46	0.41	(0.28)	0.13	(0.52)	—	—	(0.52)	9.07	1.27		2,256	1.01		0.72		4.40		61
Y	9.46	0.42	(0.28)	0.14	(0.53)	—	—	(0.53)	9.07	1.37		26,398	0.89		0.61		4.51		61
F	9.46	0.42	(0.27)	0.15	(0.54)	—	—	(0.54)	9.07	1.39		391	0.89		0.61		4.50		61

For the Year Ended October 31, 2017
A	$9.04	$0.39	$0.41	$0.80	$(0.38)	$—	$—	$(0.38)	$9.46	9.06%		$11,877	1.26%		0.95%		4.26%		85%
C	9.04	0.34	0.41	0.75	(0.32)	—	—	(0.32)	9.47	8.42		6,972	2.05		1.58		3.65		85
I	9.04	0.41	0.41	0.82	(0.40)	—	—	(0.40)	9.46	9.22		13,310	1.07		0.83		4.40		85
R3	9.04	0.38	0.41	0.79	(0.36)	—	—	(0.36)	9.47	8.95		2,197	1.68		1.12		4.11		85
R4	9.04	0.39	0.41	0.80	(0.38)	—	—	(0.38)	9.46	9.00		2,211	1.38		1.00		4.22		85
R5	9.04	0.40	0.41	0.81	(0.39)	—	—	(0.39)	9.46	9.18		2,225	1.08		0.87		4.36		85
Y	9.04	0.40	0.42	0.82	(0.40)	—	—	(0.40)	9.46	9.29		25,587	0.98		0.79		4.40		85
F(10)	9.21	0.28	0.24	0.52	(0.27)	—	—	(0.27)	9.46	5.72	(6)	419	0.97	(7)	0.66	(7)	4.48	(7)	85

For the Year Ended October 31, 2016
A	$9.14	$0.43	$(0.06)	$0.37	$(0.38)	$—	$(0.09)	$(0.47)	$9.04	4.31%		$13,352	1.37%		1.13	%(21)	4.88%		80%
C	9.14	0.36	(0.06)	0.30	(0.32)	—	(0.08)	(0.40)	9.04	3.49		4,659	2.07		1.88	(21)	4.06		80
I	9.14	0.44	(0.05)	0.39	(0.40)	—	(0.09)	(0.49)	9.04	4.46		12,530	1.10		0.87	(21)	4.91		80
R3	9.14	0.40	(0.06)	0.34	(0.36)	—	(0.08)	(0.44)	9.04	3.87		2,018	1.72		1.43	(21)	4.51		80
R4	9.14	0.43	(0.04)	0.37	(0.38)	—	(0.09)	(0.47)	9.04	4.19		2,028	1.42		1.13	(21)	4.81		80
R5	9.14	0.44	(0.05)	0.39	(0.40)	—	(0.09)	(0.49)	9.04	4.40		2,038	1.12		0.94	(21)	5.00		80
Y	9.15	0.45	(0.06)	0.39	(0.41)	—	(0.09)	(0.50)	9.04	4.55		35,383	1.02		0.84	(21)	5.06		80

For the Year Ended October 31, 2015
A	$9.95	$0.38	$(0.72)	$(0.34)	$(0.43)	$—	$(0.04)	$(0.47)	$9.14	(3.55)%		$12,061	1.22%		1.12%		3.98%		86%
C	9.94	0.31	(0.72)	(0.41)	(0.36)	—	(0.03)	(0.39)	9.14	(4.18)		4,426	1.94		1.87		3.27		86
I	9.95	0.41	(0.73)	(0.32)	(0.45)	—	(0.04)	(0.49)	9.14	(3.18)		2,891	0.92		0.85		4.33		86
R3	9.95	0.36	(0.73)	(0.37)	(0.40)	—	(0.04)	(0.44)	9.14	(3.75)		1,936	1.60		1.42		3.73		86
R4	9.95	0.39	(0.73)	(0.34)	(0.43)	—	(0.04)	(0.47)	9.14	(3.45)		1,945	1.30		1.12		4.03		86
R5	9.95	0.40	(0.73)	(0.33)	(0.44)	—	(0.04)	(0.48)	9.14	(3.27)		1,950	1.00		0.93		4.22		86
Y	9.95	0.41	(0.72)	(0.31)	(0.45)	—	(0.04)	(0.49)	9.15	(3.17)		108,112	0.90		0.83		4.26		86

The accompanying notes are an integral part of these financial statements.

129

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)(2) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(3)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(5)		Portfolio Turnover

Hartford Multi-Asset Income Fund – (continued)

For the Period Ended October 31, 2014
A(22)	$10.00	$0.18	$(0.10)	$0.08	$(0.13)	$—	$—	$(0.13)	$9.95	0.80	%(6)	$10,514	1.17	%(7)	1.12	%(7)	3.37	%(7)	26	%(6)
C(22)	10.00	0.14	(0.10)	0.04	(0.10)	—	—	(0.10)	9.94	0.37	(6)	4,350	1.93	(7)	1.87	(7)	2.68	(7)	26	(6)
I(22)	10.00	0.18	(0.09)	0.09	(0.14)	—	—	(0.14)	9.95	0.92	(6)	2,238	0.93	(7)	0.87	(7)	3.49	(7)	26	(6)
R3(22)	10.00	0.16	(0.09)	0.07	(0.12)	—	—	(0.12)	9.95	0.64	(6)	2,012	1.62	(7)	1.42	(7)	2.93	(7)	26	(6)
R4(22)	10.00	0.17	(0.09)	0.08	(0.13)	—	—	(0.13)	9.95	0.78	(6)	2,016	1.32	(7)	1.12	(7)	3.23	(7)	26	(6)
R5(22)	10.00	0.18	(0.09)	0.09	(0.14)	—	—	(0.14)	9.95	0.88	(6)	2,017	1.02	(7)	0.93	(7)	3.42	(7)	26	(6)
Y(22)	10.00	0.20	(0.10)	0.10	(0.15)	—	—	(0.15)	9.95	0.93	(6)	118,437	0.88	(7)	0.83	(7)	3.74	(7)	26	(6)

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)	Commenced operations on November 7, 2014.
(3)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(5)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.
(6)	Not annualized.
(7)	Annualized.
(8)	Commenced operations on February 28, 2018.
(9)

Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(10)	Commenced operations on February 28, 2017.
(11)

Excluding the expenses not subject to cap, the ratios would have been 1.14%, 2.04%, 1.84%, 0.84%, 1.40%, 1.10%, 0.80% and 0.74% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(12)	Per share amount is less than $0.005.
(13)	Commenced operations on March 31, 2015.
(14)

Excluding the expenses not subject to cap, the ratios would have been 0.95%, 0.99%, 1.68%, 0.69%, 1.24%, 0.94%, 0.69%, 0.61% and 0.61% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(15)

Excludes transactions related to the change of investments of share classes from Class Y to Class F; including these transactions the portfolio turnover rate would have been 115%, for the year ended October 31, 2017.

(16)

Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 1.00%, 1.50%, 1.20%, 0.95% and 0.90% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(17)

Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 0.98%, 1.48%, 1.20%, 0.95% and 0.90% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(18)

Excludes transactions related to the change of investments of share classes from Class Y to Class F; including these transactions the portfolio turnover rate would have been 110%, for the year ended October 31, 2017.

(19)

Excludes transactions related to the change of investments of share classes from Class Y to Class F; including these transactions the portfolio turnover rate would have been 113%, for the year ended October 31, 2017.

(20)	Commenced operations on February 28, 2019.
(21)

Excluding the expenses not subject to cap, the ratios would have been 1.12%, 1.87%, 0.87%, 1.42%, 1.12%, 0.93% and 0.83% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(22)	Commenced operations on April 30, 2014.

The accompanying notes are an integral part of these financial statements.

130

Hartford Multi-Strategy Funds

Notes to Financial Statements

April 30, 2019 (Unaudited)

1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end registered management investment company comprised of forty series, as of April 30, 2019. Financial statements for the series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Balanced Fund (the “Balanced Fund”)

The Hartford Balanced Income Fund (the “Balanced Income Fund”)

The Hartford Checks and Balances Fund (the “Checks and Balances Fund”)

The Hartford Conservative Allocation Fund (the “Conservative Allocation Fund”)

The Hartford Global All-Asset Fund (the “Global All-Asset Fund”)

The Hartford Global Real Asset Fund (the “Global Real Asset Fund”)

The Hartford Growth Allocation Fund (the “Growth Allocation Fund”)

Hartford Moderate Allocation Fund (the “Moderate Allocation Fund”)

Hartford Multi-Asset Income Fund (the “Multi-Asset Income Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund has registered for sale Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class F shares. Balanced Fund, Balanced Income Fund, Global All-Asset Fund and Multi-Asset Income Fund have registered for sale Class R6 shares. Also, each Fund, except Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund, has registered for sale Class Y shares. Class A shares of each Fund, except Multi-Asset Income Fund, are sold with a front-end sales charge of up to 5.50%. Multi-Asset Income Fund’s Class A shares are sold with a front-end sales charge of up to 4.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Effective October 1, 2018, Class C shares automatically convert to Class A shares of the same Fund after ten years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least ten years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge.

Each of Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund, as a “fund of funds,” invested in affiliated Hartford Funds (“Affiliated Investment Companies” or “Underlying Funds”) during the period ended April 30, 2019.

2.	Significant Accounting Policies:

The significant accounting policies of the Affiliated Investment Companies are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on www.hartfordfunds.com/prospectuses.html.

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market,

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but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.

Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment

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structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

Multi-Asset Income Fund Level 3 Holdings on April 30, 2019

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at April 30, 2019

Equity Linked Note
Broker Quote	Offered Quote	$46.49 to $280.02	$9,758,817

Common Stock
Broker Quote	Offered Quote	$2.80	125,720

Warrant
Broker Quote	Offered Quote	$0.03	349

Swap
Cost	Trade Price	$100	(5,130)

Escrow
Cost	Trade Price	—	—

Total			$9,879,756

*

The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

Please refer to note 8 for Securities Lending information.

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized gain on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

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A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of Balanced Fund, Balanced Income Fund and Checks and Balances Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year. The policy of Conservative Allocation Fund, Global All-Asset Fund, Global Real Asset Fund, Growth Allocation Fund and Moderate Allocation Fund is to pay dividends from net investment income and realized gains, if any; at least once a year. Normally, dividends from net investment income of Multi-Asset Income Fund are declared and paid monthly and dividends from realized gains, if any, are paid at least once a year.

Long-term capital gains distributions received from Underlying Funds, if applicable, are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions from a Fund will be automatically reinvested in additional full or fractional shares of the Fund.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing.

h)

Basis for Consolidations – The Global All-Asset Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Global All-Asset Fund (the “Subsidiary”). The Subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Global All-Asset Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to enter into certain investments (primarily commodities) for the Global All-Asset Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

The Global Real Asset Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Global Real Asset Fund (the “Subsidiary”). The Subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Global Real Asset Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to enter into certain investments (primarily commodities) for the Global Real Asset Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

3.	Securities and Other Investments:

a)

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

b)

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they

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are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of April 30, 2019.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund’s portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for TBA commitments as of April 30, 2019.

c)

Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of April 30, 2019.

d)

Inflation-Indexed Bonds – A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation-indexed bonds as of April 30, 2019.

e)

Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of April 30, 2019.

f)

Equity Linked Securities – Certain Funds may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the

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conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity. See each Fund’s Schedule of Investments, if applicable, for equity linked securities as of April 30, 2019.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)

Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the six-month period ended April 30, 2019, Balanced Income Fund, Global All-Asset Fund, Global Real Asset Fund and Multi-Asset Income Fund had used Foreign Currency Contracts.

b)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the six-month period ended April 30, 2019, Balanced Fund, Balanced Income Fund, Global All-Asset Fund, Global Real Asset Fund and Multi-Asset Income Fund had used Futures Contracts.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either over-the-counter (“OTC”) options or executed in a registered exchange (“exchange-traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swaps, investments or currency transactions to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put

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and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

During the six-month period ended April 30, 2019, Global All-Asset Fund, Global Real Asset Fund and Multi-Asset Income Fund had used Options Contracts.

d)

Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swaps. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for

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Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

During the six-month period ended April 30, 2019, Balanced Income Fund, Global All-Asset Fund, Global Real Asset Fund, and Multi-Asset Income Fund had used Credit Default Swap Contracts.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions, which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

During the six-month period ended April 30, 2019, Global All-Asset Fund, Global Real Asset Fund and Multi-Asset Income Fund had used Interest Rate Swap Contracts.

Total Return Swap Contracts – Certain Funds may invest in total return swap contracts in pursuit of the Fund’s investment objective or for hedging purposes. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying reference assets. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying reference assets and based on a fixed or variable interest rate. One party receives payments based on the price appreciation or depreciation of the underlying reference asset, in exchange for paying to or receiving from the counterparty seller an agreed-upon interest rate. A variable interest rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which is defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. If the Fund is a payer in a total return swap, it may be subject to unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

During the six-month period ended April 30, 2019, Balanced Income Fund, Global All-Asset Fund, Global Real Asset Fund and Multi-Asset Income Fund had used Total Return Swap Contracts.

e)	Additional Derivative Instrument Information:

Balanced Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts	$61,820	$—	$—	$—	$—	$—	$61,820
Unrealized appreciation on foreign currency contracts	—	100,057	—	—	—	—	100,057

Total	$61,820	$100,057	$—	$—	$—	$—	$161,877

Liabilities:
Unrealized depreciation on futures contracts(1)	$9,254	$—	$—	$—	$—	$—	$9,254
Unrealized depreciation on foreign currency contracts	—	158,693	—	—	—	—	158,693

Total	$9,254	$158,693	$—	$—	$—	$—	$167,947

138

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Balanced Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2019

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$293,118	$—	$—	$—	$—	$—	$293,118
Net realized gain (loss) on foreign currency contracts	—	2,453,125	—	—	—	—	2,453,125

Total	$293,118	$2,453,125	$—	$—	$—	$—	$2,746,243

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$42,830	$—	$—	$—	$—	$—	$42,830
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(323,644)	—	—	—	—	(323,644)

Total	$42,830	$(323,644)	$—	$—	$—	$—	$(280,814)

For the period ended April 30, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	94
Futures Contracts Short at Number of Contracts	(13)
Foreign Currency Contracts Purchased at Contract Amount	$9,744,592
Foreign Currency Contracts Sold at Contract Amount	$106,133,447

Balanced Income Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts	$5,039,640	$—	$—	$—	$—	$—	$5,039,640
Unrealized appreciation on foreign currency contracts	—	1,266,950	—	—	—	—	1,266,950
Unrealized appreciation on swap contracts(2)	—	—	65,986	—	—	—	65,986

Total	$5,039,640	$1,266,950	$65,986	$—	$—	$—	$6,372,576

Liabilities:
Unrealized depreciation on futures contracts(1)	$5,325,853	$—	$—	$—	$—	$—	$5,325,853
Unrealized depreciation on foreign currency contracts	—	259,702	—	—	—	—	259,702

Total	$5,325,853	$259,702	$—	$—	$—	$—	$5,585,555

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2019

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(5,061,811)	$—	$—	$—	$—	$—	$(5,061,811)
Net realized gain (loss) on swap contracts	—	—	781,475	—	—	—	781,475
Net realized gain (loss) on foreign currency contracts	—	2,642,877	—	—	—	—	2,642,877

Total	$(5,061,811)	$2,642,877	$781,475	$—	$—	$—	$(1,637,459)

139

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Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Balanced Income Fund – (continued)

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(7,755,283)	$—	$—	$—	$—	$—	$(7,755,283)
Net change in unrealized appreciation (depreciation) of swap contracts	—	—	27,001	—	—	—	27,001
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(201,842)	—	—	—	—	(201,842)

Total	$(7,755,283)	$(201,842)	$27,001	$—	$—	$—	$(7,930,124)

For the period ended April 30, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	7,386
Futures Contracts Short at Number of Contracts	(6,881)
Swap Contracts at Notional Amount	$30,054,700
Foreign Currency Contracts Purchased at Contract Amount	$26,574,017
Foreign Currency Contracts Sold at Contract Amount	$93,006,618

Global All-Asset Fund (consolidated)

The Effect of Derivative Instruments on the (consolidated) Statement of Assets and Liabilities as of April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$176,197	$66,970	$—	$52,885	$—	$—	$296,052
Unrealized appreciation on futures contracts(1)	290,186	—	—	390,336	65,593	—	746,115
Unrealized appreciation on foreign currency contracts	—	264,452	—	—	—	—	264,452
Unrealized appreciation on swap contracts(2)	148,262	—	—	108	—	—	148,370

Total	$614,645	$331,422	$—	$443,329	$65,593	$—	$1,454,989

Liabilities:
Unrealized depreciation on futures contracts(1)	$44,959	$—	$—	$40,492	$85,234	$—	$170,685
Unrealized depreciation on foreign currency contracts	—	309,744	—	—	—	—	309,744
Written options, market value	—	74,989	—	—	—	—	74,989
Unrealized depreciation on swap contracts(2)	99,878	—	269,631	57	—	—	369,566

Total	$144,837	$384,733	$269,631	$40,549	$85,234	$—	$924,984

The Effect of Derivative Instruments on the (consolidated) Statement of Operations for the period ended April 30, 2019

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$46,280	$5,178	$—	$(4,557)	$(28,743)	$—	$18,158
Net realized gain (loss) on futures contracts	1,070,506	—	—	862,812	151,383	—	2,084,701
Net realized gain (loss) on written options contracts	(28,918)	27,611	—	5,896	—	15,456	20,045
Net realized gain (loss) on swap contracts	(877,012)	—	31,874	63,918	—	—	(781,220)
Net realized gain (loss) on foreign currency contracts	—	(45,813)	—	—	—	—	(45,813)

Total	$210,856	$(13,024)	$31,874	$928,069	$122,640	$15,456	$1,295,871

140

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Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Global All-Asset Fund (consolidated) – (continued)

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(53,261)	$5,388	$—	$(160,167)	$26,543	$—	$(181,497)
Net change in unrealized appreciation (depreciation) of futures contracts	917,033	—	—	13,107	(504,953)	—	425,187
Net change in unrealized appreciation (depreciation) of written options contracts	—	18,847	—	4,245	—	—	23,092
Net change in unrealized appreciation (depreciation) of swap contracts	169,334	—	(304,862)	13,174	—	—	(122,354)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(405,140)	—	—	—	—	(405,140)

Total	$1,033,106	$(380,905)	$(304,862)	$(129,641)	$(478,410)	$—	$(260,712)

For the period ended April 30, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	17,094,556
Futures Contracts Long at Number of Contracts	755
Futures Contracts Short at Number of Contracts	(142)
Written Options Contracts at Number of Contracts	(8,177,991)
Swap Contracts at Notional Amount	$141,849,345
Foreign Currency Contracts Purchased at Contract Amount	$78,593,386
Foreign Currency Contracts Sold at Contract Amount	$97,831,804

Global Real Asset Fund (consolidated)

The Effect of Derivative Instruments on the (consolidated) Statement of Assets and Liabilities as of April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$—	$—	$—	$5,005	$—	$5,005
Unrealized appreciation on futures contracts	6,646	—	—	—	379,337	—	385,983
Unrealized appreciation on foreign currency contracts	—	87,860	—	—	—	—	87,860
Unrealized appreciation on swap contracts(2)	99,287	—	—	1,453	—	—	100,740

Total	$105,933	$87,860	$—	$1,453	$384,342	$—	$579,588

Liabilities:
Unrealized depreciation on futures contracts(1)	$110,857	$—	$—	$—	$804,489	$—	$915,346
Unrealized depreciation on foreign currency contracts	—	76,636	—	—	—	—	76,636
Written options, market value	—	—	—	—	3,270	—	3,270
Unrealized depreciation on swap contracts(2)	—	—	21,867	66,824	—	—	88,691

Total	$110,857	$76,636	$21,867	$66,824	$807,759	$—	$1,083,943

141

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Global Real Asset Fund (consolidated) – (continued)

The Effect of Derivative Instruments on the (consolidated) Statement of Operations for the period ended April 30, 2019

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$—	$—	$—	$—	$(50,468)	$—	$(50,468)
Net realized gain (loss) on futures contracts	(85,671)	—	—	—	(622,167)	—	(707,838)
Net realized gain (loss) on written options contracts	—	—	—	—	3,427	—	3,427
Net realized gain (loss) on swap contracts	26,094	—	(6,454)	(290,367)	—	—	(270,727)
Net realized gain (loss) on foreign currency contracts	—	610,502	—	—	—	—	610,502

Total	$(59,577)	$610,502	$(6,454)	$(290,367)	$(669,208)	$—	$(415,104)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$—	$—	$—	$—	$5,138	$—	$5,138
Net change in unrealized appreciation (depreciation) of futures contracts	178,402)	—	—	—	420,113	—	241,711
Net change in unrealized appreciation (depreciation) of written options contracts	—	—	—	—	(1,328)	—	(1,328)
Net change in unrealized appreciation (depreciation) of swap contracts	133,147	—	(17,770)	(78,440)	—	—	36,937
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(45,294)	—	—	—	—	(45,294)

Total	$(45,255)	$(45,294)	$(17,770)	$(78,440)	$423,923	$—	$237,164

For the period ended April 30, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	21
Futures Contracts Long at Number of Contracts	579
Futures Contracts Short at Number of Contracts	(242)
Written Options Contracts at Number of Contracts	(4)
Swap Contracts at Notional Amount	$11,861,280
Foreign Currency Contracts Purchased at Contract Amount	$14,177,089
Foreign Currency Contracts Sold at Contract Amount	$12,894,105

Multi-Asset Income Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$5,498	$—	$—	$273,700	$—	$—	$279,198
Unrealized appreciation on futures contracts	89,819	—	—	406,885	—	—	496,704
Unrealized appreciation on foreign currency contracts	—	59,735	—	—	—	—	59,735
Unrealized appreciation on swap contracts(2)	15,619	—	87,457	—	—	—	103,076

Total	$110,936	$59,735	$87,457	$680,585	$—	$—	$938,713

Liabilities:
Unrealized depreciation on futures contracts(1)	$5,578	$—	$—	$174,250	$—	$—	$179,828
Unrealized depreciation on foreign currency contracts	—	21,112	—	—	—	—	21,112
Unrealized depreciation on swap contracts(2)	4,301	—	89,681	433,020	—	—	527,002

Total	$9,879	$21,112	$89,681	$607,270	$—	$—	$727,942

142

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Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Multi-Asset Income Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2019

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$3,578	$—	$—	$(154,759)	$—	$(104,641)	$(255,822)
Net realized gain (loss) on futures contracts	63,287	—	—	231,324	—	—	294,611
Net realized gain (loss) on written options contracts	(19,648)	—	—	111,242	—	—	91,594
Net realized gain (loss) on swap contracts	(144,211)	—	13,982	322,091	—	—	191,862
Net realized gain (loss) on foreign currency contracts	—	148,893	—	—	—	—	148,893

Total	$(96,994)	$148,893	$13,982	$509,898	$—	$(104,641)	$471,138

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(27,540)	$—	$—	$(41,711)	$—	$—	$(69,251)
Net change in unrealized appreciation (depreciation) of futures contracts	169,130	—	—	17,903	—	—	187,033
Net change in unrealized appreciation (depreciation) of written options contracts	—	—	—	(126)	—	—	(126)
Net change in unrealized appreciation (depreciation) of swap contracts	(18,496)	—	29,907	(424,993)	—	—	(413,582)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(42,825)	—	—	—	—	(42,825)

Total	$123,094	$(42,825)	$29,907	$(448,927)	$—	$—	$(338,751)

For the period ended April 30, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	1,925,099
Futures Contracts Long at Number of Contracts	233
Futures Contracts Short at Number of Contracts	(38)
Written Options Contracts at Number of Contracts	(56)
Swap Contracts at Notional Amount	$17,421,093
Foreign Currency Contracts Purchased at Contract Amount	$1,459,981
Foreign Currency Contracts Sold at Contract Amount	$14,625,819

(1)

Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

(2)

Amount represents the cumulative appreciation (depreciation) on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

f)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

143

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Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

The following tables present a Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by a Fund as of April 30, 2019:

Balanced Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$100,057	$(158,693)
Futures contracts	61,820	(9,254)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	161,877	(167,947)

Derivatives not subject to a MNA	(61,820)	9,254

Total gross amount of assets and liabilities subject to MNA or similar agreements	$100,057	$(158,693)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
JP Morgan Chase & Co.	$11,300	$(11,300)	$—	$—	$—
Morgan Stanley	88,757	(4,919)	—	—	83,838

Total	$100,057	$(16,219)	$—	$—	$83,838

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Australia and New Zealand Banking Group	$(17,841)	$—	$—	$—	$(17,841)
Citibank NA	(2,621)	—	—	—	(2,621)
JP Morgan Chase & Co.	(133,312)	11,300	—	—	(122,012)
Morgan Stanley	(4,919)	4,919	—	—	—

Total	$(158,693)	$16,219	$—	$—	$(142,474)

Balanced Income Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$1,266,950	$(259,702)
Futures contracts	5,039,640	(5,325,853)
Swap contracts	65,986	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	6,372,576	(5,585,555)

Derivatives not subject to a MNA	(5,078,309)	5,325,853

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,294,267	$(259,702)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$4,186	$—	$—	$—	$4,186
Bank of Montreal	85,416	—	—	—	85,416
Barclays	243,433	(92,687)	—	(150,746)	—
BNP Paribas Securities Services	908	(908)	—	—	—
Commonwealth Bank of Australia	629	—	—	—	629
Goldman Sachs & Co.	894,012	—	—	—	894,012
HSBC Bank USA	15,157	(929)	—	—	14,228
JP Morgan Chase & Co.	34,291	(141)	—	—	34,150
Morgan Stanley	5,346	(5,346)	—	—	—
RBC Dominion Securities, Inc.	948	—	—	—	948
Standard Chartered Bank	319	—	—	—	319
UBS AG	9,622	—	—	—	9,622

Total	$1,294,267	$(100,011)	$—	$(150,746)	$1,043,510

144

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Balanced Income Fund – (continued)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$(92,687)	$92,687	$—	$—	$—
BNP Paribas Securities Services	(104,943)	908	—	—	(104,035)
HSBC Bank USA	(929)	929	—	—	—
JP Morgan Chase & Co.	(141)	141	—	—	—
Morgan Stanley	(57,241)	5,346	—	—	(51,895)
State Street Global Markets LLC	(3,761)	—	—	—	(3,761)

Total	$(259,702)	$100,011	$—	$—	$(159,691)

Global All-Asset Fund (consolidated)

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$264,452	$(309,744)
Futures contracts	746,115	(170,685)
Purchased options	296,052	—
Swap contracts	148,370	(369,566)
Written options	—	(74,989)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,454,989	(924,984)

Derivatives not subject to a MNA	(762,195)	330,176

Total gross amount of assets and liabilities subject to MNA or similar agreements	$692,794	$(594,808)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Australia and New Zealand Banking Group	$38,192	$(34,337)	$—	$—	$3,855
Banc of America Securities LLC	67,636	(16,464)	—	—	51,172
Barclays	19,786	(19,786)	—	—	—
BNP Paribas Securities Services	95,404	(18,909)	—	—	76,495
Citibank NA	6,353	(6,353)	—	—	—
Commonwealth Bank of Australia	84	—	—	—	84
Credit Suisse First Boston Corp.	54,994	—	—	(54,994)	—
Deutsche Bank Securities, Inc.	18,566	(18,566)	—	—	—
Goldman Sachs & Co.	85,445	(77,433)	—	—	8,012
HSBC Bank USA	21,458	(11,039)	—	—	10,419
JP Morgan Chase & Co.	142,716	(54,594)	—	—	88,122
Morgan Stanley	127,399	(127,399)	—	—	—
RBC Dominion Securities, Inc.	582	(582)	—	—	—
RBS Greenwich Capital	276	—	—	—	276
State Street Global Markets LLC	548	(548)	—	—	—
UBS AG	13,355	(5,955)	—	—	7,400

Total	$692,794	$(391,965)	$—	$(54,994)	$245,835

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Australia and New Zealand Banking Group	$(34,337)	$34,337	$—	$—	$—
Banc of America Securities LLC	(16,464)	16,464	—	—	—
Bank of Montreal	(168)	—	—	—	(168)
Barclays	(44,490)	19,786	—	—	(24,704)
BNP Paribas Securities Services	(18,909)	18,909	—	—	—
Canadian Imperial Bank of Commerce	(100)	—	—	—	(100)
Citibank NA	(11,962)	6,353	—	—	(5,609)
Deutsche Bank Securities, Inc.	(22,125)	18,566	—	3,559	—
Goldman Sachs & Co.	(77,433)	77,433	—	—	—
HSBC Bank USA	(11,039)	11,039	—	—	—
JP Morgan Chase & Co.	(54,594)	54,594	—	—	—
Morgan Stanley	(292,686)	127,399	—	—	(165,287)
RBC Dominion Securities, Inc.	(651)	582	—	—	(69)
Standard Chartered Bank	(251)	—	—	—	(251)
State Street Global Markets LLC	(3,644)	548	—	—	(3,096)
UBS AG	(5,955)	5,955	—	—	—

Total	$(594,808)	$391,965	$—	$3,559	$(199,284)

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Global Real Asset Fund (consolidated)

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$87,860	$(76,636)
Futures contracts	385,983	(915,346)
Purchased options	5,005	—
Swap contracts	100,740	(88,691)
Written options	—	(3,270)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	579,588	(1,083,943)

Derivatives not subject to a MNA	(390,988)	923,462

Total gross amount of assets and liabilities subject to MNA or similar agreements	$188,600	$(160,481)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Australia and New Zealand Banking Group	$9,088	$(5,563)	$—	$—	$3,525
Barclays	13,285	(4,303)	—	—	8,982
BNP Paribas Securities Services	4,951	(847)	—	—	4,104
Citibank NA	279	(279)	—	—	—
Goldman Sachs & Co.	112,417	(91,311)	—	—	21,106
HSBC Bank USA	2	(1)	—	—	1
JP Morgan Chase & Co.	28,724	(11,938)	—	—	16,786
Morgan Stanley	15,143	(15,143)	—	—	—
UBS AG	4,711	(4,705)	—	—	6

Total	$188,600	$(134,090)	$—	$—	$54,510

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Australia and New Zealand Banking Group	$(5,563)	$5,563	$—	$—	$—
Barclays	(4,303)	4,303	—	—	—
BNP Paribas Securities Services	(847)	847	—	—	—
Citibank NA	(3,878)	279	—	—	(3,599)
Goldman Sachs & Co.	(91,311)	91,311	—	—	—
HSBC Bank USA	(1)	1	—	—	—
JP Morgan Chase & Co.	(11,938)	11,938	—	—	—
Morgan Stanley	(36,206)	15,143	—	—	(21,063)
State Street Global Markets LLC	(1,729)	—	—	—	(1,729)
UBS AG	(4,705)	4,705	—	—	—

Total	$(160,481)	$134,090	$—	$—	$(26,391)

Multi-Asset Income Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$59,735	$(21,112)
Futures contracts	496,704	(179,828)
Purchased options	279,198	—
Swap contracts	103,076	(527,002)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	938,713	(727,942)

Derivatives not subject to a MNA	(812,592)	221,241

Total gross amount of assets and liabilities subject to MNA or similar agreements	$126,121	$(506,701)

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Multi-Asset Income Fund – (continued)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$908	$—	$—	$—	$908
Bank of Montreal	5,045	—	—	—	5,045
Barclays	17,210	(695)	—	—	16,515
BNP Paribas Securities Services	3,959	(742)	—	—	3,217
Citibank NA	2,913	—	—	—	2,913
Commonwealth Bank of Australia	42	—	—	—	42
Credit Suisse International	2,332	(2,332)	—	—	—
Deutsche Bank Securities, Inc.	5,682	(1,351)	—	—	4,331
Goldman Sachs & Co.	37,871	(37,871)	—	—	—
HSBC Bank USA	3,095	(1,926)	—	—	1,169
JP Morgan Chase & Co.	3,689	(3,689)	—	—	—
Morgan Stanley	38,046	(8,337)	—	(29,709)	—
RBS Greenwich Capital	2,354	—	—	—	2,354
UBS AG	2,975	—	—	—	2,975

Total	$126,121	$(56,943)	$—	$(29,709)	$39,649

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Australia and New Zealand Banking Group	$(1,120)	$—	$—	$—	$(1,120)
Barclays	(695)	695	—	—	—
BNP Paribas Securities Services	(742)	742	—	—	—
Canadian Imperial Bank of Commerce	(8)	—	—	—	(8)
Credit Suisse International	(18,096)	2,332	—	—	(15,764)
Deutsche Bank Securities, Inc.	(1,351)	1,351	—	—	—
Goldman Sachs & Co.	(456,721)	37,871	277,586	—	(141,264)
HSBC Bank USA	(1,926)	1,926	—	—	—
JP Morgan Chase & Co.	(17,660)	3,689	—	—	(13,971)
Morgan Stanley	(8,337)	8,337	—	—	—
RBC Dominion Securities, Inc.	(27)	—	—	—	(27)
Standard Chartered Bank	(18)	—	—	—	(18)

Total	$(506,701)	$56,943	$277,586	$—	$(172,172)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

Certain Funds are exposed to the risks of the Underlying Funds and/or exchange-traded funds (“ETFs”) in direct proportion to the amount of assets those Funds allocate to each Underlying Fund and/or ETF. The market values of the Underlying Funds and/or ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal

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interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

6.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2019. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”), was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2018 (tax year end), each Fund’s capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Fund	2019
Conservative Allocation Fund	$—	$—	$4,798,634
Global All-Asset Fund (consolidated)	—	14,630,210	1,469,188
Global Real Asset Fund (consolidated)	6,682,380	4,429,281	73,761,559
Multi-Asset Income Fund	—	10,148,913	6,292,039

The Balanced Fund, Balanced Income Fund, Checks and Balances Fund, Growth Allocation Fund, and Moderate Allocation Fund had no capital loss carryforwards for U.S. federal income tax purposes as of October 31, 2018.

During the year ended October 31, 2018, Conservative Allocation Fund, Global All-Asset Fund, Global Real Asset Fund, Growth Allocation Fund, and Multi-Asset Income Fund utilized prior year capital loss carryforwards of $3,018,603, $281,524, $12,324,255, $36,967,644 and $656,288, respectively.

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April 30, 2019 (Unaudited)

c)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at April 30, 2019 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Balanced Fund	$859,536,547	$162,756,060	$(13,951,622)	$148,804,438
Balanced Income Fund	11,107,497,853	1,033,676,715	(153,264,457)	880,412,258
Checks and Balances Fund	1,563,525,050	16,925,278	(4,703,736)	12,221,542
Conservative Allocation Fund	124,314,500	3,407,508	(1,194,767)	2,212,741
Global All-Asset Fund (consolidated)	198,600,619	13,603,176	(10,329,867)	3,273,309
Global Real Asset Fund (consolidated)	295,027,966	10,862,762	(7,680,653)	3,182,109
Growth Allocation Fund	603,706,332	31,046,773	(6,566,833)	24,479,940
Moderate Allocation Fund	407,357,606	16,849,246	(5,150,812)	11,698,434
Multi-Asset Income Fund	86,054,065	3,316,984	(2,903,669)	413,315

7.	Expenses:

a)

Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund, except Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund, in accordance with the Fund’s investment objective and policies. Each Fund, except Checks and Balances Fund, pays a fee to HFMC under the Investment Management Agreement. With respect to Balanced Fund, Balanced Income Fund, Global All-Asset Fund, Global Real Asset Fund and Multi-Asset Income Fund, HFMC pays a sub-advisory fee to Wellington Management out of its advisory fee. HFMC is responsible for the day-to-day management of Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of April 30, 2019; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Balanced Fund	0.5900% on first $500 million and;
0.5500% on next $250 million and;
0.5000% on next $250 million and;
0.4750% on next $4 billion and;
0.4725% on next $5 billion and;
0.4700% over $10 billion

Balanced Income Fund	0.7000% on first $250 million and;
0.6300% on next $250 million and;
0.6000% on next $500 million and;
0.5700% on next $1.5 billion and;
0.5500% on next $2.5 billion and;
0.5300% on next $5 billion and;
0.4500% on next $2 billion and;
0.3900% over $12 billion

Checks and Balances Fund	N/A

Conservative Allocation Fund	0.1000% on first $500 million and;
0.0950% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion

Global All-Asset Fund	0.7000% on first $250 million and;
0.6500% on next $250 million and;
0.6000% on next $500 million and;
0.5800% on next $1.5 billion and;
0.5600% on next $2.5 billion and;
0.5500% over $5 billion

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April 30, 2019 (Unaudited)

Fund	Management Fee Rates

Global Real Asset Fund	0.8450% on first $500 million and;
0.8100% on next $500 million and;
0.7800% on next $1.5 billion and;
0.7500% on next $2.5 billion and;
0.7100% over $5 billion

Growth Allocation Fund	0.1000% on first $500 million and;
0.0950% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion

Moderate Allocation Fund	0.1000% on first $500 million and;
0.0950% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion

Multi-Asset Income Fund	0.5600% on first $250 million and;
0.5100% on next $250 million and;
0.4900% on next $500 million and;
0.4700% on next $1.5 billion and;
0.4650% on next $2.5 billion and;
0.4625% on next $5 billion and;
0.4600% over $10 billion

The Global All-Asset Fund’s Cayman Subsidiary (the “Subsidiary”) pays HFMC a management fee at the annual rate of 0.55% of average daily net assets attributable to Subsidiary. HFMC has contractually agreed to waive the management fee it receives from the Global All-Asset Fund in an amount equal to the management fee paid to it by the Cayman Subsidiary. This waiver will remain in effect for as long as the Investment Manager’s agreement with the Cayman Subsidiary is in place.

The Global Real Asset Fund’s Cayman Subsidiary pays HFMC a management fee at the annual rate of 0.71% of average daily net assets attributable to the Cayman Subsidiary. HFMC has contractually agreed to waive the management fee it receives from the Global Real Asset Fund in an amount equal to the management fee paid to it by the Cayman Subsidiary. This waiver will remain in effect for as long as the Global Real Asset Fund remains invested in the Cayman Subsidiary.

b)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Balanced Income Fund, Global All-Asset Fund, and Multi-Asset Income Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.022%
next $3.5 billion and	0.018%
Amount over $7 billion	0.015%

Balanced Fund and Global Real Asset Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.018%
next $3.5 billion and	0.014%
Amount over $7 billion	0.010%

Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund, and Moderate Allocation Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.014%
next $3.5 billion and	0.012%
Amount over $7 billion	0.010%

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April 30, 2019 (Unaudited)

HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of April 30, 2019, HFMC contractually limited the total operating expenses of each of the following Funds through February 29, 2020 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Conservative Allocation Fund(1)	1.19%	1.94%	0.94%	1.44%	1.14%	0.84%	N/A	N/A	0.84%
Global All-Asset Fund(2)	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.75%	0.69%
Global Real Asset Fund(3)	1.25%	2.00%	1.00%	1.50%	1.20%	0.95%	N/A	0.90%	0.90%
Multi-Asset Income Fund(3)	1.05%	1.80%	0.75%	1.31%	1.01%	0.71%	0.59%	0.65%	0.59%

(1)

HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided.

(2)

HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided.

(3)

HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided.

From November 1, 2018 through February 28, 2019, HFMC contractually limited the total operating expenses of Multi-Asset Income Fund as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Multi-Asset Income Fund(1)	1.05%	1.80%	0.75%	1.31%	1.01%	0.75%	N/A	0.65%	0.59%

(1)

HFMC had contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided.

d)

Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2019, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Fund	1.01%	1.76%	0.68%	1.27%	1.04%	0.74%	0.62%	0.67%	0.62%
Balanced Income Fund	0.91%	1.66%	0.66%	1.27%	0.97%	0.68%	0.58%	0.64%	0.58%
Checks and Balances Fund	0.38%	1.18%	0.13%	0.75%	0.44%	0.08%	N/A	N/A	0.04%
Conservative Allocation Fund	0.59%	1.43%	0.35%	0.93%	0.63%	0.33%	N/A	N/A	0.24%
Global All-Asset Fund (consolidated)	1.09%	1.84%	0.81%	1.40%	1.11%	0.80%	0.69%	0.74%	0.69%
Global Real Asset Fund (consolidated)	1.25%	2.00%	0.97%	1.50%	1.20%	0.95%	N/A	0.90%	0.90%
Growth Allocation Fund	0.54%	1.38%	0.24%	0.87%	0.56%	0.25%	N/A	N/A	0.15%
Moderate Allocation Fund	0.53%	1.37%	0.26%	0.87%	0.56%	0.27%	N/A	N/A	0.16%
Multi-Asset Income Fund	0.78%	1.51%	0.69%	0.77%	0.73%	0.69%	0.65%	0.59%	0.59%

e)

Sales Charges and Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the six-month period ended April 30, 2019, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Balanced Fund	$353,111	$12,845
Balanced Income Fund	3,574,424	155,441
Checks and Balances Fund	768,717	6,159
Conservative Allocation Fund	129,591	575
Global All-Asset Fund (consolidated)	18,219	241
Global Real Asset Fund (consolidated)	18,626	3
Growth Allocation Fund	311,691	3,997
Moderate Allocation Fund	187,098	1,988
Multi-Asset Income Fund	55,050	1,551

151

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine.

f)

Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2019, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford Funds complex. The portion allocated to each Fund, as represented in other expenses on the Statement of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Balanced Fund	$536
Balanced Income Fund	6,671
Checks and Balances Fund	881
Conservative Allocation Fund	66
Global All-Asset Fund (consolidated)	155
Global Real Asset Fund (consolidated)	167
Growth Allocation Fund	353
Moderate Allocation Fund	242
Multi-Asset Income Fund	43

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class Y	0.06%*
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class F	0.004%

*	Effective May 1, 2019, the Specified Amount for all Class Y shares will be 0.11%.

Effective March 1, 2019, HASCO has contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to maintain the transfer agency fees as follows:

Fund	Class Y
Balanced Fund	0.06%
Balanced Income Fund	0.10%

152

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

This contractual arrangement for the Balanced Fund will remain in effect until May 1, 2020 unless the Board of Directors approves its earlier termination. With respect to the Balanced Income Fund, this contractual arrangement will remain in effect until February 29, 2020 unless the Board of Directors approves its earlier termination.

Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2019, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class’ average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Fund	0.14%	0.14%	0.06%	0.21%	0.17%	0.12%	0.00%	0.05%	0.00%
Balanced Income Fund	0.08%	0.09%	0.08%	0.19%	0.14%	0.11%	0.00%	0.06%	0.00%
Checks and Balances Fund	0.09%	0.14%	0.09%	0.21%	0.15%	0.04%	N/A	N/A	0.00%
Conservative Allocation Fund	0.11%	0.19%	0.11%	0.21%	0.16%	0.12%	N/A	N/A	0.00%
Global All-Asset Fund (consolidated)	0.14%	0.15%	0.12%	0.22%	0.17%	0.11%	0.00%	0.05%	0.00%
Global Real Asset Fund (consolidated)	0.19%	0.23%	0.07%	0.21%	0.15%	0.12%	N/A	0.05%	0.00%
Growth Allocation Fund	0.14%	0.23%	0.09%	0.21%	0.16%	0.10%	N/A	N/A	0.00%
Moderate Allocation Fund	0.12%	0.21%	0.09%	0.21%	0.15%	0.11%	N/A	N/A	0.00%
Multi-Asset Income Fund	0.05%	0.09%	0.09%	0.18%	0.14%	0.10%	0.00%	0.00%	0.00%

8.	Securities Lending:

A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.

At April 30, 2019, the following Funds had securities on loan at market value, cash collateral and non-cash collateral as follows:

Fund	Market Value of Securities on Loan(1)	Cash Collateral	Non-Cash Collateral(2)(3)
Balanced Fund	$14,099,296	$14,441,304	$223,130
Balanced Income Fund	32,072,097	33,197,744	—
Global All-Asset Fund (consolidated)	1,016,402	935,529	123,466
Global Real Asset Fund (consolidated)	2,286,490	2,016,224	415,151
Multi-Asset Income Fund	1,025,588	968,643	106,012

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

(2)

These securities are held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of Assets and Liabilities.

(3)	U.S. Government securities.

153

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

The following tables reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of April 30, 2019.

Certain Transfers Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Balanced Fund
Securities Lending Transactions(1)
Common Stocks	$14,345,197	$—	$—	$—	$14,345,197
Corporate Bonds	96,107	—	—	—	96,107

Total	$14,441,304	$—	$—	$—	$14,441,304

Total Borrowings	$14,441,304	$—	$—	$—	$14,441,304

Gross amount of recognized liabilities for securities lending transactions					$14,441,304

Balanced Income Fund
Securities Lending Transactions(1)
Corporate Bonds	$32,710,602	$—	$—	$—	$32,710,602
Foreign Government Obligations	487,142	—	—	—	487,142

Total	$33,197,744	$—	$—	$—	$33,197,744

Total Borrowings	$33,197,744	$—	$—	$—	$33,197,744

Gross amount of recognized liabilities for securities lending transactions					$33,197,744

Global All-Asset Fund
Securities Lending Transactions(1)
Common Stocks	$849,844	$—	$—	$—	$849,844
Corporate Bonds	85,685	—	—	—	85,685

Total	$935,529	$—	$—	$—	$935,529

Total Borrowings	$935,529	$—	$—	$—	$935,529

Gross amount of recognized liabilities for securities lending transactions					$935,529

Global Real Asset Fund
Securities Lending Transactions(1)
Common Stocks	$2,008,490	$—	$—	$—	$2,008,490
Corporate Bonds	7,734	—	—	—	7,734

Total	$2,016,224	$—	$—	$—	$2,016,224

Total Borrowings	$2,016,224	$—	$—	$—	$2,016,224

Gross amount of recognized liabilities for securities lending transactions					$2,016,224

Multi-Asset Income Fund
Securities Lending Transactions(1)
Common Stocks	$965,788	$—	$—	$—	$965,788
Corporate Bonds	2,855	—	—	—	2,855

Total	$968,643	$—	$—	$—	$968,643

Total Borrowings	$968,643	$—	$—	$—	$968,643

Gross amount of recognized liabilities for securities lending transactions					$968,643

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

154

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

9.	Affiliate Holdings:

As of April 30, 2019, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Fund	—	—	—	—	—	—	1%	—	—
Checks and Balances Fund	—	—	—	—	—	—	N/A	N/A	—
Conservative Allocation Fund	—	—	—	—	—	—	N/A	N/A	100%
Global All-Asset Fund (consolidated)	—	—	—	—	—	4%	100%	—	—
Global Real Asset Fund (consolidated)	—	—	—	—	—	91%	N/A	—	—
Growth Allocation Fund	—	—	—	—	—	—	N/A	N/A	18%
Moderate Allocation Fund	—	—	—	—	—	—	N/A	N/A	3%
Multi-Asset Income Fund	43%	17%	10%	100%	100%	100%	100%	98%	100%

Percentage of Fund by Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5		Class R6		Class Y	Class F
Balanced Fund	—	—	—	—	—	—		—	%*	—	—
Checks and Balances Fund	—	—	—	—	—	—		N/A		N/A	—
Conservative Allocation Fund	—	—	—	—	—	—		N/A		N/A	—	%*
Global All-Asset Fund (consolidated)	—	—	—	—	—	—	%*	—	%*	—	—
Global Real Asset Fund (consolidated)	—	—	—	—	—	—	%*	N/A		—	—
Growth Allocation Fund	—	—	—	—	—	—		N/A		N/A	—	%*
Moderate Allocation Fund	—	—	—	—	—	—		N/A		N/A	—	%*
Multi-Asset Income Fund	8%	3%	3%	3%	3%	3%		—	%*	26%	—	%*

*	Percentage rounds to zero.

As of April 30, 2019, affiliated funds of funds in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares from these affiliated funds of funds. Affiliated funds of funds owned shares in the Funds listed below as follows:

Fund	Percentage of Fund(1)
Balanced Income Fund	— %*
Global All-Asset Fund (consolidated)	1%
Global Real Asset Fund (consolidated)	37%

(1)	As of April 30, 2019, the affiliated funds of funds were invested in Class F shares.
*	Percentage rounds to zero.

10.	Affiliate Fund Transactions:

A summary of affiliate fund transactions for the Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund for the period ended April 30, 2019 follows:

Affiliated Investment Companies	Beginning Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Ending Value as of April 30, 2019	Shares as of April 30, 2019	Dividend Income	Capital Gain Distributions
Checks and Balances Fund
Hartford Total Return Bond ETF	$299,115,446	$225,451,297	$28,006,823	$(177,133)	$19,309,808	$515,692,595	12,921,388	$7,507,056	$—
The Hartford Capital Appreciation Fund, Class F	500,579,781	92,969,411	55,751,854	(6,558,355)	(1,799,057)	529,439,926	14,521,117	3,595,062	72,625,349
The Hartford Dividend and Growth Fund, Class F	510,245,265	74,361,456	47,901,058	(3,372,709)	(5,506,544)	527,826,410	21,343,567	5,428,110	46,181,902
The Hartford Total Return Bond Fund, Class F	217,256,603	420,402	217,872,796	(8,686,479)	8,882,270	—	—	501,921

	$1,527,197,095	$393,202,566	$349,532,531	$(18,794,676)	$20,886,477	$1,572,958,931	48,786,072	$17,032,149	$118,807,251

155

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Affiliated Investment Companies	Beginning Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Ending Value as of April 30, 2019	Shares as of April 30, 2019	Dividend Income	Capital Gain Distributions
Conservative Allocation Fund
Hartford Core Equity Fund, Class F	$7,887,858	$4,100,336	$2,447,449	$198,541	$406,631	$10,145,917	318,253	$117,749	$388,829
Hartford Emerging Markets Equity Fund	—	1,266,616	46,510	2,873	54,719	1,277,698	140,871	—	—
Hartford Multifactor Developed Markets (ex-US) ETF	1,072,911	2,406,007	—	—	163,078	3,641,996	127,924	8,082	—
Hartford Multifactor US Equity ETF	2,873,862	630,735	—	—	203,223	3,707,820	115,797	35,561	—
Hartford Quality Value Fund, Class F	4,283,119	1,084,149	2,895,460	(162,863)	177,886	2,486,831	125,155	94,705	236,042
Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Class F	4,673,591	639,523	219,099	(27,421)	215,964	5,282,558	580,501	143,786	—
Hartford Schroders International Multi-Cap Value Fund, Class F	3,386,134	728,220	691,001	(14,638)	120,920	3,529,635	384,911	52,069	90,778
Hartford Short Duration ETF	10,141,615	—	—	—	123,434	10,265,049	253,458	178,781	—
Hartford Small Cap Value Fund, Class F (formerly, Hartford Small Cap Core Fund, Class F)	1,131,168	1,776,152	287,703	(68,818)	(70,906)	2,479,893	230,688	10,450	317,510
Hartford Small Company Fund	—	1,573,538	13,442	57	10,764	1,570,917	71,764	—	—
Hartford Total Return Bond ETF	—	15,058,754	—	—	392,123	15,450,877	387,143	154,796	—
The Hartford Equity Income Fund, Class F	6,799,943	1,679,548	1,043,449	(30,617)	76,005	7,481,430	388,242	96,181	555,226
The Hartford Global All-Asset Fund, Class F	4,433,502	417,499	4,540,210	(785,437)	474,646	—	—	395,451	—
The Hartford Global Real Asset Fund, Class F	2,212,983	446,597	136,623	1,711	17,674	2,542,342	282,482	57,241	—
The Hartford Growth Opportunities Fund, Class F	2,225,339	1,921,039	744,688	(544)	70,236	3,471,382	79,491	—	527,162
The Hartford Inflation Plus Fund, Class F	4,665,456	772,423	100,446	(5,809)	(19,273)	5,312,351	507,873	193,977	—
The Hartford International Opportunities Fund, Class F	3,966,172	733,353	2,821,785	(205,594)	255,653	1,927,799	125,101	76,029	102,929
The Hartford MidCap Fund, Class F	2,815,768	839,784	617,307	52,592	70,651	3,161,488	100,524	—	336,404
The Hartford Quality Bond Fund, Class F	16,508,931	2,254,368	1,035,857	(30,923)	458,522	18,155,041	1,854,448	361,431	—
The Hartford Strategic Income Fund, Class F	7,704,575	1,270,272	269,199	(13,414)	49,757	8,741,991	1,034,555	380,467	—
The Hartford Total Return Bond Fund, Class F	13,797,301	1,329,941	15,154,122	(544,829)	571,709	—	—	222,216	—
The Hartford World Bond Fund, Class F	11,004,769	4,993,675	300,511	10,234	(99,755)	15,608,412	1,466,956	523,849	11,593

	$111,584,997	$45,922,529	$33,364,861	$(1,624,899)	$3,723,661	$126,241,427	8,576,137	$3,102,821	$2,566,473

Growth Allocation Fund
Hartford Core Equity Fund, Class F	$98,202,761	$7,615,690	$8,699,795	$1,287,155	$4,644,680	$103,050,491	3,232,450	$1,066,511	$4,055,685
Hartford Emerging Markets Equity Fund	—	10,213,063	—	—	488,654	10,701,717	1,179,903	—	—
Hartford Multifactor Developed Markets (ex-US) ETF	24,288,661	16,950,997	—	—	2,271,242	43,510,900	1,528,307	182,952	—
Hartford Multifactor US Equity ETF	44,509,418	2,122,967	—	—	2,348,321	48,980,706	1,529,691	509,413	—
Hartford Quality Value Fund, Class F	48,887,330	3,377,050	18,832,660	(1,238,812)	1,320,506	33,513,414	1,686,634	949,523	2,427,527
Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Class F	12,230,084	336,324	1,466,231	(162,397)	606,116	11,543,896	1,268,560	336,324	—
Hartford Schroders International Multi-Cap Value Fund, Class F	42,570,311	1,644,592	248,708	(3,157)	1,122,488	45,085,526	4,916,633	611,483	1,033,111
Hartford Short Duration ETF	23,442,536	—	5,829,256	(43,944)	224,501	17,793,837	439,354	347,910	—
Hartford Small Cap Value Fund, Class F (formerly, Hartford Small Cap Core Fund, Class F)	23,857,541	6,196,907	733,472	(161,460)	(3,992,418)	25,167,098	2,341,125	185,934	5,813,959
Hartford Total Return Bond ETF	—	14,257,298	—	—	372,191	14,629,489	366,562	146,567	—
The Hartford Equity Income Fund, Class F	74,508,845	6,397,698	5,605,311	59,962	610,242	75,971,436	3,942,472	958,593	5,439,104
The Hartford Global All-Asset Fund, Class F	24,604,674	2,057,221	24,779,301	(4,538,649)	2,656,055	—	—	2,057,240	—

156

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Affiliated Investment Companies	Beginning Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Ending Value as of April 30, 2019	Shares as of April 30, 2019	Dividend Income	Capital Gain Distributions
Growth Allocation Fund – (continued)
The Hartford Global Real Asset Fund, Class F	$24,522,708	$548,435	$2,800,950	$(10,639)	$34,151	$22,293,705	2,477,078	$548,436	$—
The Hartford Growth Opportunities Fund, Class F	22,934,610	11,977,254	15,144	(2,030)	266,568	35,161,258	805,158	—	5,096,459
The Hartford International Opportunities Fund, Class F	45,827,484	5,828,014	20,398,301	(1,588,727)	2,800,798	32,469,268	2,107,026	869,171	1,176,687
The Hartford International Small Company Fund, Class F	6,183,836	905,921	5,899,496	(1,805,064)	614,803	—	—	72,632	785,727
The Hartford MidCap Fund, Class F	32,012,098	4,039,765	2,010,099	232,081	1,054,607	35,328,452	1,123,321	—	3,568,987
The Hartford Quality Bond Fund, Class F	24,437,701	1,661,700	1,734,269	(51,526)	658,366	24,971,972	2,550,763	504,299	—
The Hartford Small Company Fund, Class F	—	14,053,421	—	—	96,965	14,150,386	646,432	—	—
The Hartford Strategic Income Fund, Class F	6,103,156	1,676,134	53,240	(2,422)	35,896	7,759,524	918,287	288,903	—
The Hartford World Bond Fund, Class F	24,430,554	2,277,924	1,674,083	35,944	(247,939)	24,822,400	2,332,932	1,008,816	22,699

	$603,554,308	$114,138,375	$100,780,316	$(7,993,685)	$17,986,793	$626,905,475	35,392,688	$10,644,707	$29,419,945

Moderate Allocation Fund
Hartford Core Equity Fund, Class F	$45,992,576	$6,741,090	$4,332,936	$656,061	$2,728,111	$51,784,902	1,624,370	$494,963	$1,870,582
Hartford Emerging Markets Equity Fund	—	5,293,428	—	—	253,339	5,546,767	611,551	—	—
Hartford Multifactor Developed Markets (ex-US) ETF	12,802,060	10,617,643	—	—	1,194,292	24,613,995	864,559	96,431	—
Hartford Multifactor US Equity ETF	22,501,939	841,724	—	—	1,163,004	24,506,667	765,355	256,284	—
Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Class F	11,937,257	345,767	8,892	(1,254)	445,346	12,718,224	1,397,607	345,767	—
Hartford Schroders International Multi-Cap Value Fund, Class F	21,760,509	835,578	1,972,681	(37,229)	587,881	21,174,058	2,309,058	307,487	528,091
Hartford Short Duration ETF	20,433,399	—	2,026,050	(15,533)	227,816	18,619,632	459,744	337,497	—
Hartford Small Cap Value Fund, Class F (formerly, Hartford Small Cap Core Fund, Class F)	11,762,671	4,505,987	1,878,778	(412,484)	(1,525,898)	12,451,498	1,158,279	91,672	2,866,502
Hartford Small Company Fund	—	8,326,472	—	—	57,451	8,383,923	383,002	—	—
Hartford Total Return Bond ETF	—	19,969,213	—	—	519,623	20,488,836	513,376	205,269	—
The Hartford Equity Income Fund, Class F	37,002,535	3,233,227	2,671,528	(24,402)	310,939	37,850,771	1,964,233	477,662	2,755,565
The Hartford Global All-Asset Fund, Class F	21,770,224	1,341,255	21,912,902	(3,550,182)	2,351,605	—	—	1,341,255	—
The Hartford Global Real Asset Fund, Class F	12,740,080	289,213	536,150	9,481	23,350	12,525,974	1,391,775	289,214	—
The Hartford Growth Opportunities Fund, Class F	11,716,685	8,047,076	6,856	(919)	521,886	20,277,872	464,343	—	2,569,300
The Hartford Inflation Plus Fund, Class F	10,391,496	403,470	7,410	(654)	(54,647)	10,732,255	1,026,028	403,469	—
The Hartford International Opportunities Fund, Class F	23,739,842	991,894	10,389,079	(721,298)	1,309,217	14,930,576	968,889	415,761	562,859
The Hartford International Small Company Fund, Class F	4,302,777	592,286	4,070,991	(1,173,975)	349,903	—	—	50,118	542,168
The Hartford MidCap Fund, Class F	15,897,385	1,746,163	1,078,807	123,669	497,014	17,185,424	546,436	—	1,746,164
The Hartford Quality Bond Fund, Class F	38,973,973	790,168	5,009,029	(117,495)	1,060,241	35,697,858	3,646,359	790,168	—
The Hartford Quality Value Fund, Class F	24,241,583	1,674,566	10,127,297	(727,146)	679,261	15,740,967	792,198	470,837	1,203,729
The Hartford Strategic Income Fund, Class F	17,311,243	781,541	1,448,979	(67,330)	127,830	16,704,305	1,976,841	781,540	—
The Hartford Total Return Bond Fund, Class F	21,707,845	315,141	22,066,917	(990,789)	1,034,720	—	—	330,403	—
The Hartford World Bond Fund, Class F	30,298,368	6,755,565	615,152	21,724	(238,053)	36,222,452	3,404,366	1,252,658	27,796

	$417,284,447	$84,438,467	$90,160,434	$(7,029,755)	$13,624,231	$418,156,956	26,268,369	$8,738,455	$14,672,756

157

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

11.	Investment Transactions:

For the six-month period ended April 30, 2019, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Balanced Fund	$125,678,759	$75,005,786	$27,864,341	$23,948,588	$153,543,100	$98,954,374
Balanced Income Fund	2,453,434,043	2,814,636,867	555,689,463	688,028,131	3,009,123,506	3,502,664,998
Checks and Balances Fund	393,202,566	349,532,531	—	—	393,202,566	349,532,531
Conservative Allocation Fund	45,922,529	33,364,861	—	—	45,922,529	33,364,861
Global All-Asset Fund (consolidated)	65,596,158	141,903,068	6,774,042	7,824,157	72,370,200	149,727,225
Global Real Asset Fund (consolidated)	210,361,518	198,904,945	32,791,053	33,348,690	243,152,571	232,253,635
Growth Allocation Fund	114,138,375	100,780,316	—	—	114,138,375	100,780,316
Moderate Allocation Fund	84,438,467	90,160,434	—	—	84,438,467	90,160,434
Multi-Asset Income Fund	14,399,306	13,570,441	1,889,169	239,128	16,288,475	13,809,569

12.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2019, and the year ended October 31, 2018:

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Balanced Fund
Class A
Shares Sold	1,705,162	$37,552,940	4,435,877	$107,107,255
Shares Issued for Reinvested Dividends	2,150,794	46,156,379	335,636	8,103,736
Shares Redeemed	(2,168,288)	(48,477,425)	(3,905,095)	(94,687,551)

Net Increase (Decrease)	1,687,668	35,231,894	866,418	20,523,440

Class C
Shares Sold	751,455	$16,419,185	1,059,627	$25,679,406
Shares Issued for Reinvested Dividends	331,967	7,110,417	40,972	988,792
Shares Redeemed	(719,355)	(16,086,445)	(3,652,532)	(88,210,392)

Net Increase (Decrease)	364,067	7,443,157	(2,551,933)	(61,542,194)

Class I
Shares Sold	1,337,367	$28,580,742	1,239,085	$30,019,152
Shares Issued for Reinvested Dividends	193,672	4,164,024	33,913	819,760
Shares Redeemed	(450,591)	(10,000,013)	(1,108,878)	(26,838,319)

Net Increase (Decrease)	1,080,448	22,744,753	164,120	4,000,593

Class R3
Shares Sold	19,667	$447,478	19,256	$474,206
Shares Issued for Reinvested Dividends	5,839	126,591	959	23,364
Shares Redeemed	(15,243)	(343,434)	(46,512)	(1,146,979)

Net Increase (Decrease)	10,263	230,635	(26,297)	(649,409)

Class R4
Shares Sold	4,095	$93,511	53,982	$1,334,473
Shares Issued for Reinvested Dividends	8,323	180,544	1,001	24,585
Shares Redeemed	(67,511)	(1,511,505)	(4,795)	(119,700)

Net Increase (Decrease)	(55,093)	(1,237,450)	50,188	1,239,358

Class R5
Shares Sold	1,080	$24,786	1,112	$27,224
Shares Issued for Reinvested Dividends	443	9,653	93	2,273
Shares Redeemed	(1,152)	(26,176)	(1,456)	(36,453)

Net Increase (Decrease)	371	8,263	(251)	(6,956)

Class R6(1)
Shares Sold	5,398	$123,349	66,369	$1,665,912
Shares Issued for Reinvested Dividends	5,378	117,218	269	6,811
Shares Redeemed	(5,848)	(130,193)	(427)	(10,756)

Net Increase (Decrease)	4,928	110,374	66,211	1,661,967

158

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Balanced Fund – (continued)
Class Y
Shares Sold	98,473	$2,277,689	233,732	$5,749,511
Shares Issued for Reinvested Dividends	53,860	1,173,564	10,464	255,995
Shares Redeemed	(133,225)	(3,014,545)	(137,058)	(3,374,077)

Net Increase (Decrease)	19,108	436,708	107,138	2,631,429

Class F
Shares Sold	385,997	$8,671,919	1,877,283	$45,454,244
Shares Issued for Reinvested Dividends	336,915	7,231,559	65,261	1,575,435
Shares Redeemed	(467,602)	(10,497,812)	(771,319)	(18,739,707)

Net Increase (Decrease)	255,310	5,405,666	1,171,225	28,289,972

Total Net Increase (Decrease)	3,367,070	$70,374,000	(153,181)	$(3,851,800)

Balanced Income Fund
Class A
Shares Sold	17,377,008	$237,863,572	38,989,719	$560,417,398
Shares Issued for Reinvested Dividends	12,207,174	161,613,152	11,976,590	173,097,317
Shares Redeemed	(24,383,043)	(331,731,615)	(48,182,103)	(691,461,657)

Net Increase (Decrease)	5,201,139	67,745,109	2,784,206	42,053,058

Class C
Shares Sold	13,944,994	$187,738,294	39,169,803	$556,665,816
Shares Issued for Reinvested Dividends	11,810,145	153,752,550	11,317,577	161,588,478
Shares Redeemed	(34,458,051)	(463,327,041)	(55,798,286)	(786,192,687)

Net Increase (Decrease)	(8,702,912)	(121,836,197)	(5,310,906)	(67,938,393)

Class I
Shares Sold	38,579,871	$524,511,514	72,425,805	$1,043,575,637
Shares Issued for Reinvested Dividends	10,524,125	139,452,704	11,073,938	159,966,220
Shares Redeemed	(46,228,626)	(626,974,792)	(86,913,001)	(1,243,543,615)

Net Increase (Decrease)	2,875,370	36,989,426	(3,413,258)	(40,001,758)

Class R3
Shares Sold	907,811	$12,547,886	2,337,951	$33,786,116
Shares Issued for Reinvested Dividends	736,141	9,772,284	771,382	11,195,450
Shares Redeemed	(2,071,964)	(28,239,506)	(3,965,344)	(56,851,483)

Net Increase (Decrease)	(428,012)	(5,919,336)	(856,011)	(11,869,917)

Class R4
Shares Sold	685,799	$9,439,092	3,125,278	$44,518,886
Shares Issued for Reinvested Dividends	472,170	6,274,659	397,154	5,763,412
Shares Redeemed	(1,106,878)	(15,214,258)	(2,169,581)	(31,291,240)

Net Increase (Decrease)	51,091	499,493	1,352,851	18,991,058

Class R5
Shares Sold	837,519	$11,568,106	1,554,016	$22,260,222
Shares Issued for Reinvested Dividends	137,930	1,836,527	172,124	2,500,002
Shares Redeemed	(1,483,596)	(20,432,767)	(994,252)	(14,287,617)

Net Increase (Decrease)	(508,147)	(7,028,134)	731,888	10,472,607

Class R6
Shares Sold	2,343,082	$32,529,701	4,659,599	$68,769,166
Shares Issued for Reinvested Dividends	405,866	5,438,068	276,257	4,021,864
Shares Redeemed	(888,157)	(12,448,827)	(782,721)	(11,296,936)

Net Increase (Decrease)	1,860,791	25,518,942	4,153,135	61,494,094

Class Y
Shares Sold	2,191,086	$30,332,612	5,164,597	$75,162,234
Shares Issued for Reinvested Dividends	582,174	7,789,829	505,076	7,369,670
Shares Redeemed	(4,344,978)	(60,339,245)	(3,584,418)	(51,827,904)

Net Increase (Decrease)	(1,571,718)	(22,216,804)	2,085,255	30,704,000

159

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

Balanced Income Fund – (continued)
Class F
Shares Sold	15,973,126	$220,109,456	38,725,683	$558,594,386
Shares Issued for Reinvested Dividends	6,042,457	80,152,714	5,126,410	73,959,942
Shares Redeemed	(11,785,042)	(161,275,330)	(15,738,250)	(224,991,431)

Net Increase (Decrease)	10,230,541	138,986,840	28,113,843	407,562,897

Total Net Increase (Decrease)	9,008,143	$112,739,339	29,641,003	$451,467,646

Checks and Balances Fund
Class A
Shares Sold	7,447,464	$65,817,801	13,647,976	$130,595,113
Shares Issued for Reinvested Dividends	12,832,111	108,870,893	17,231,912	166,645,244
Shares Redeemed	(13,758,329)	(122,752,775)	(24,632,663)	(239,357,486)

Net Increase (Decrease)	6,521,246	51,935,919	6,247,225	57,882,871

Class C
Shares Sold	1,187,071	$10,434,339	1,826,905	$17,655,502
Shares Issued for Reinvested Dividends	1,913,978	16,085,893	3,725,819	35,807,820
Shares Redeemed	(4,573,598)	(40,562,439)	(13,717,967)	(130,692,358)

Net Increase (Decrease)	(1,472,549)	(14,042,207)	(8,165,243)	(77,229,036)

Class I
Shares Sold	1,438,045	$12,843,146	2,706,536	$26,276,349
Shares Issued for Reinvested Dividends	649,484	5,521,689	762,800	7,387,825
Shares Redeemed	(1,755,142)	(15,689,180)	(2,363,467)	(22,868,401)

Net Increase (Decrease)	332,387	2,675,655	1,105,869	10,795,773

Class R3
Shares Sold	100,738	$896,302	212,507	$2,058,040
Shares Issued for Reinvested Dividends	163,260	1,377,074	233,285	2,247,730
Shares Redeemed	(277,770)	(2,480,743)	(497,519)	(4,821,060)

Net Increase (Decrease)	(13,772)	(207,367)	(51,727)	(515,290)

Class R4
Shares Sold	25,693	$227,301	58,977	$568,308
Shares Issued for Reinvested Dividends	55,185	466,564	72,587	699,777
Shares Redeemed	(15,863)	(140,918)	(93,792)	(903,239)

Net Increase (Decrease)	65,015	552,947	37,772	364,846

Class R5
Shares Sold	529,773	$4,812,196	217,070	$2,162,578
Shares Issued for Reinvested Dividends	4,210	35,761	35,784	347,064
Shares Redeemed	(31,092)	(280,481)	(400,829)	(3,834,155)

Net Increase (Decrease)	502,891	4,567,476	(147,975)	(1,324,513)

Class F
Shares Sold	110,025	$1,000,217	27,669	$273,932
Shares Issued for Reinvested Dividends	4,687	40,027	15,522	150,980
Shares Redeemed	(9,768)	(87,739)	(136,447)	(1,331,405)

Net Increase (Decrease)	104,944	952,505	(93,256)	(906,493)

Total Net Increase (Decrease)	6,040,162	$46,434,928	(1,067,335)	$(10,931,842)

Conservative Allocation Fund
Class A
Shares Sold	2,162,181	$21,975,726	1,549,759	$16,111,362
Shares Issued for Reinvested Dividends	295,078	2,859,303	239,137	2,498,985
Shares Redeemed	(1,172,582)	(11,856,480)	(1,746,761)	(18,321,546)

Net Increase (Decrease)	1,284,677	12,978,549	42,135	288,801

Class C
Shares Sold	334,896	$3,362,206	653,720	$6,744,734
Shares Issued for Reinvested Dividends	29,699	286,600	51,671	533,764
Shares Redeemed	(530,612)	(5,354,665)	(1,497,403)	(15,264,112)

Net Increase (Decrease)	(166,017)	(1,705,859)	(792,012)	(7,985,614)

160

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Conservative Allocation Fund – (continued)
Class I
Shares Sold	87,836	$890,631	61,799	$648,422
Shares Issued for Reinvested Dividends	5,150	49,958	4,857	50,753
Shares Redeemed	(91,749)	(943,998)	(120,586)	(1,265,929)

Net Increase (Decrease)	1,237	(3,409)	(53,930)	(566,754)

Class R3
Shares Sold	32,948	$338,690	64,851	$680,503
Shares Issued for Reinvested Dividends	11,303	109,866	18,111	189,259
Shares Redeemed	(83,099)	(837,590)	(333,785)	(3,464,341)

Net Increase (Decrease)	(38,848)	(389,034)	(250,823)	(2,594,579)

Class R4
Shares Sold	16,759	$171,238	87,318	$913,861
Shares Issued for Reinvested Dividends	7,278	70,668	7,995	83,543
Shares Redeemed	(30,164)	(309,575)	(108,683)	(1,134,029)

Net Increase (Decrease)	(6,127)	(67,669)	(13,370)	(136,625)

Class R5
Shares Sold	3,543	$36,236	30,467	$321,375
Shares Issued for Reinvested Dividends	6,313	61,359	6,115	64,019
Shares Redeemed	(9,955)	(101,481)	(68,456)	(725,770)

Net Increase (Decrease)	(99)	(3,886)	(31,874)	(340,376)

Class F
Shares Issued for Reinvested Dividends	36	356	34	351

Net Increase (Decrease)	36	356	34	351

Total Net Increase (Decrease)	1,074,859	$10,809,048	(1,099,840)	$(11,334,796)

Global All-Asset Fund (consolidated)
Class A
Shares Sold	561,780	$5,334,099	649,288	$6,802,673
Shares Issued for Reinvested Dividends	841,668	7,339,342	1,145,597	12,292,257
Shares Redeemed	(1,297,951)	(12,213,393)	(1,997,299)	(21,659,434)

Net Increase (Decrease)	105,497	460,048	(202,414)	(2,564,504)

Class C
Shares Sold	191,947	$1,736,660	388,058	$4,154,647
Shares Issued for Reinvested Dividends	329,190	2,840,909	554,910	5,882,041
Shares Redeemed	(1,040,463)	(9,688,975)	(1,659,593)	(17,574,119)

Net Increase (Decrease)	(519,326)	(5,111,406)	(716,625)	(7,537,431)

Class I
Shares Sold	362,021	$3,364,300	2,459,131	$26,538,300
Shares Issued for Reinvested Dividends	273,139	2,389,967	345,265	3,715,049
Shares Redeemed	(2,121,429)	(20,326,454)	(1,914,962)	(20,871,759)

Net Increase (Decrease)	(1,486,269)	(14,572,187)	889,434	9,381,590

Class R3
Shares Sold	8,098	$75,449	20,138	$218,274
Shares Issued for Reinvested Dividends	13,341	116,598	22,201	238,211
Shares Redeemed	(30,399)	(292,223)	(64,362)	(696,768)

Net Increase (Decrease)	(8,960)	(100,176)	(22,023)	(240,283)

Class R4
Shares Sold	2,735	$25,328	14,935	$166,437
Shares Issued for Reinvested Dividends	2,910	25,814	6,293	68,404
Shares Redeemed	(9,313)	(87,107)	(97,485)	(1,066,951)

Net Increase (Decrease)	(3,668)	(35,965)	(76,257)	(832,110)

Class R5
Shares Sold	2	$30	26,657	$278,574
Shares Issued for Reinvested Dividends	2,969	25,767	145	1,551
Shares Redeemed	(10)	(91)	(6)	(64)

Net Increase (Decrease)	2,961	25,706	26,796	280,061

161

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

Global All-Asset Fund (consolidated) – (continued)
Class R6(1)
Shares Sold	—	$—	929	$10,000
Shares Issued for Reinvested Dividends	100	872	—	—

Net Increase (Decrease)	100	872	929	10,000

Class Y
Shares Sold	22,355	$210,186	122,502	$1,316,060
Shares Issued for Reinvested Dividends	226,010	1,977,585	293,012	3,155,740
Shares Redeemed	(445,515)	(4,093,467)	(496,892)	(5,350,808)

Net Increase (Decrease)	(197,150)	(1,905,696)	(81,378)	(879,008)

Class F
Shares Sold	606,498	$5,680,014	1,153,257	$12,393,116
Shares Issued for Reinvested Dividends	493,226	4,310,794	728,115	7,834,513
Shares Redeemed	(5,683,943)	(52,534,284)	(496,285)	(5,388,333)

Net Increase (Decrease)	(4,584,219)	(42,543,476)	1,385,087	14,839,296

Total Net Increase (Decrease)	(6,691,034)	$(63,782,280)	1,203,549	$12,457,611

Global Real Asset Fund (consolidated)
Class A
Shares Sold	119,341	$1,050,136	584,612	$5,568,066
Shares Issued for Reinvested Dividends	36,782	304,188	56,648	533,621
Shares Redeemed	(316,309)	(2,729,895)	(475,065)	(4,514,397)

Net Increase (Decrease)	(160,186)	(1,375,571)	166,195	1,587,290

Class C
Shares Sold	4,822	$42,149	24,069	$222,034
Shares Issued for Reinvested Dividends	5,384	43,878	14,505	134,313
Shares Redeemed	(95,078)	(830,657)	(292,821)	(2,721,381)

Net Increase (Decrease)	(84,872)	(744,630)	(254,247)	(2,365,034)

Class I
Shares Sold	1,165,990	$10,212,271	2,418,003	$22,917,661
Shares Issued for Reinvested Dividends	92,428	762,529	90,742	852,977
Shares Redeemed	(611,099)	(5,400,931)	(1,653,192)	(15,652,851)

Net Increase (Decrease)	647,319	5,573,869	855,553	8,117,787

Class R3
Shares Sold	743	$6,736	5,073	$47,869
Shares Issued for Reinvested Dividends	211	1,759	249	2,363
Shares Redeemed	(3,580)	(32,474)	(9,990)	(95,312)

Net Increase (Decrease)	(2,626)	(23,979)	(4,668)	(45,080)

Class R4
Shares Sold	6,188	$55,730	4,377	$42,130
Shares Issued for Reinvested Dividends	457	3,789	1,377	12,990
Shares Redeemed	(9,222)	(81,953)	(28,894)	(277,486)

Net Increase (Decrease)	(2,577)	(22,434)	(23,140)	(222,366)

Class R5
Shares Sold	83	$726	9,271	$86,900
Shares Issued for Reinvested Dividends	37	305	255	2,404
Shares Redeemed	(93)	(852)	(15,488)	(150,073)

Net Increase (Decrease)	27	179	(5,962)	(60,769)

Class Y
Shares Sold	767,628	$6,691,198	1,539,199	$14,573,429
Shares Issued for Reinvested Dividends	323,850	2,671,759	435,699	4,095,568
Shares Redeemed	(1,561,603)	(14,000,084)	(834,790)	(7,905,380)

Net Increase (Decrease)	(470,125)	(4,637,127)	1,140,108	10,763,617

Class F
Shares Sold	709,394	$6,235,362	1,802,386	$17,036,262
Shares Issued for Reinvested Dividends	312,550	2,578,535	421,001	3,953,204
Shares Redeemed	(867,693)	(7,700,473)	(1,824,036)	(17,382,113)

Net Increase (Decrease)	154,251	1,113,424	399,351	3,607,353

Total Net Increase (Decrease)	81,211	$(116,269)	2,273,190	$21,382,798

162

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Growth Allocation Fund
Class A
Shares Sold	2,647,733	$31,532,624	6,511,095	$80,477,287
Shares Issued for Reinvested Dividends	1,611,584	17,870,371	929,183	11,512,571
Shares Redeemed	(3,470,857)	(41,252,527)	(6,456,458)	(81,189,891)

Net Increase (Decrease)	788,460	8,150,468	983,820	10,799,967

Class C
Shares Sold	266,809	$3,142,060	499,510	$6,156,978
Shares Issued for Reinvested Dividends	101,375	1,122,616	182,505	2,230,210
Shares Redeemed	(1,194,069)	(14,257,818)	(6,920,371)	(84,011,273)

Net Increase (Decrease)	(825,885)	(9,993,142)	(6,238,356)	(75,624,085)

Class I
Shares Sold	166,068	$1,946,018	487,090	$6,102,168
Shares Issued for Reinvested Dividends	37,928	417,489	21,881	269,350
Shares Redeemed	(200,055)	(2,338,779)	(444,247)	(5,576,845)

Net Increase (Decrease)	3,941	24,728	64,724	794,673

Class R3
Shares Sold	35,040	$405,539	92,979	$1,148,156
Shares Issued for Reinvested Dividends	32,369	350,833	19,315	233,899
Shares Redeemed	(231,263)	(2,739,536)	(182,012)	(2,207,354)

Net Increase (Decrease)	(163,854)	(1,983,164)	(69,718)	(825,299)

Class R4
Shares Sold	25,703	$303,930	79,723	$998,097
Shares Issued for Reinvested Dividends	23,777	262,479	19,968	246,007
Shares Redeemed	(108,712)	(1,285,675)	(295,750)	(3,681,689)

Net Increase (Decrease)	(59,232)	(719,266)	(196,059)	(2,437,585)

Class R5
Shares Sold	20,834	$249,063	98,933	$1,233,696
Shares Issued for Reinvested Dividends	19,837	219,881	11,636	144,172
Shares Redeemed	(45,868)	(544,615)	(101,267)	(1,273,685)

Net Increase (Decrease)	(5,197)	(75,671)	9,302	104,183

Class F
Shares Sold	4,346	$52,380	—	$—
Shares Issued for Reinvested Dividends	40	441	25	306

Net Increase (Decrease)	4,386	52,821	25	306

Total Net Increase (Decrease)	(257,381)	$(4,543,226)	(5,446,262)	$(67,187,840)

Moderate Allocation Fund
Class A
Shares Sold	1,481,435	$16,543,963	4,472,687	$53,920,906
Shares Issued for Reinvested Dividends	2,465,078	26,238,562	1,281,470	15,648,876
Shares Redeemed	(2,843,099)	(31,893,564)	(4,682,922)	(57,432,113)

Net Increase (Decrease)	1,103,414	10,888,961	1,071,235	12,137,669

Class C
Shares Sold	190,529	$2,143,210	435,476	$5,245,612
Shares Issued for Reinvested Dividends	277,874	2,915,470	324,626	3,893,584
Shares Redeemed	(879,232)	(9,741,270)	(4,705,550)	(55,582,961)

Net Increase (Decrease)	(410,829)	(4,682,590)	(3,945,448)	(46,443,765)

Class I
Shares Sold	106,008	$1,212,030	443,408	$5,457,698
Shares Issued for Reinvested Dividends	83,253	889,378	33,452	409,758
Shares Redeemed	(265,903)	(2,954,994)	(294,172)	(3,632,357)

Net Increase (Decrease)	(76,642)	(853,586)	182,688	2,235,099

Class R3
Shares Sold	89,520	$986,625	199,725	$2,414,240
Shares Issued for Reinvested Dividends	133,124	1,395,413	83,314	1,002,335
Shares Redeemed	(265,380)	(2,945,612)	(544,423)	(6,528,781)

Net Increase (Decrease)	(42,736)	(563,574)	(261,384)	(3,112,206)

163

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

Moderate Allocation Fund – (continued)
Class R4
Shares Sold	56,521	$620,440	77,974	$956,505
Shares Issued for Reinvested Dividends	53,988	574,129	29,948	365,425
Shares Redeemed	(57,759)	(650,346)	(111,684)	(1,357,295)

Net Increase (Decrease)	52,750	544,223	(3,762)	(35,365)

Class R5
Shares Sold	23,417	$261,977	66,382	$814,389
Shares Issued for Reinvested Dividends	41,304	441,322	26,358	322,848
Shares Redeemed	(107,961)	(1,257,455)	(84,189)	(1,040,370)

Net Increase (Decrease)	(43,240)	(554,156)	8,551	96,867

Class F
Shares Sold	28,606	$323,580	—	$—
Shares Issued for Reinvested Dividends	87	925	46	566

Net Increase (Decrease)	28,693	324,505	46	566

Total Net Increase (Decrease)	611,410	$5,103,783	(2,948,074)	$(35,121,135)

Multi-Asset Income Fund
Class A
Shares Sold	344,785	$3,043,462	325,413	$3,055,087
Shares Issued for Reinvested Dividends	73,353	636,937	72,865	681,155
Shares Redeemed	(87,494)	(775,763)	(185,591)	(1,734,963)

Net Increase (Decrease)	330,644	2,904,636	212,687	2,001,279

Class C
Shares Sold	267,585	$2,380,707	660,354	$6,201,735
Shares Issued for Reinvested Dividends	57,586	499,003	43,571	407,322
Shares Redeemed	(154,771)	(1,362,784)	(154,083)	(1,446,116)

Net Increase (Decrease)	170,400	1,516,926	549,842	5,162,941

Class I
Shares Sold	1,315,692	$11,730,947	1,803,637	$17,002,400
Shares Issued for Reinvested Dividends	93,870	818,226	95,952	895,915
Shares Redeemed	(936,503)	(8,364,727)	(1,015,906)	(9,563,834)

Net Increase (Decrease)	473,059	4,184,446	883,683	8,334,481

Class R3
Shares Issued for Reinvested Dividends	11,850	102,902	12,895	120,685

Net Increase (Decrease)	11,850	102,902	12,895	120,685

Class R4
Shares Issued for Reinvested Dividends	12,041	104,551	13,136	122,877

Net Increase (Decrease)	12,041	104,551	13,136	122,877

Class R5
Shares Issued for Reinvested Dividends	12,287	106,593	13,494	126,157
Shares Redeemed	—	—	(1)	(11)

Net Increase (Decrease)	12,287	106,593	13,493	126,146

Class R6(2)
Shares Sold	1,119	$10,000	—	$—
Shares Issued for Reinvested Dividends	9	78	—	—

Net Increase (Decrease)	1,128	10,078	—	—

Class Y
Shares Sold	34,642	$309,870	51,772	$485,012
Shares Issued for Reinvested Dividends	117,500	1,018,666	159,115	1,487,370
Shares Redeemed	(577,394)	(5,215,929)	(5,445)	(50,964)

Net Increase (Decrease)	(425,252)	(3,887,393)	205,442	1,921,418

Class F
Shares Sold	1,098	$10,000	—	$—
Shares Issued for Reinvested Dividends	10	103	26	241
Shares Redeemed	(43,167)	(393,255)	(1,143)	(10,792)

Net Increase (Decrease)	(42,059)	(383,152)	(1,117)	(10,551)

Total Net Increase (Decrease)	544,098	$4,659,587	1,890,061	$17,779,276

(1)	Inception date of class was February 28, 2018.
(2)	Inception date of Class R6 shares was February 28, 2019.

164

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

13.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $370 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During and as of the six-month period ended April 30, 2019, none of the Funds had borrowings under this facility.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

The FASB recently issued ASU 2017-08 (the “ASU” or “Update”) to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. The ASU becomes effective for public entities for fiscal years beginning after December 15, 2018, and for private entities one year later. Management is currently evaluating the implication, if any, of additional disclosure and its impact on each Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years, however, an entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. Management has elected to early adopt the provisions of ASU 2018-13 that eliminate disclosure requirements effective with the current reporting period. The impact of each Fund’s early adoption of these provisions was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. Management is currently evaluating the potential impact of adopting the additional provisions of ASU 2018-13.

16.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. The following subsequent events requiring financial statement disclosure have been identified.

Effective May 1, 2019, the Balanced Fund changed its name (now known as Hartford Multi-Asset Income and Growth Fund), investment objective, principal investment strategy, benchmarks and distribution policy. For more information, please see the Hartford Multi-Asset Income and Growth Fund’s most recent prospectus.

Effective on or about July 10, 2019, the Multi-Asset Income Fund will change its name, investment objective, principal investment strategy, benchmark, and portfolio management team. In addition, effective on July 10, 2019, the Multi-Asset Income Fund’s management fee will be as follows: (i) 0.3900% of the first $1 billion; 0.3800% of the next $4 billion; and 0.3750% in excess of $5 billion annually of the Fund’s average daily net assets; and (ii) 0% on any portion of the Fund’s assets invested in other investment companies affiliated with HFMC. In addition, effective July 10, 2019, HFMC has also contractually agreed to reimburse expenses (excluding taxes, interest expenses, brokerage commissions, acquired fund fees and expenses resulting from the Multi-Asset Income Fund’s investments in other investment companies that are not affiliated with HFMC, and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses for the Multi-Asset Income Fund as follows: 0.96% (Class A), 1.71% (Class C), 0.66% (Class I), 1.18% (Class R3), 0.88% (Class R4), 0.55% (Class R5), 0.45% (Class R6), 0.55% (Class Y) and 0.45% (Class F). This contractual arrangement will remain in effect until February 28, 2021 unless the Board approves its earlier termination. It is currently anticipated that, on or about September 23, 2019, the Global All-Asset Fund will be reorganized into the Multi-Asset Income Fund (which will reflect the changes discussed above).

Please refer to the prospectus supplements dated May 6, 2019 for more information about the changes to Global All-Asset Fund and Multi-Asset Income Fund.

165

Hartford Multi-Strategy Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT.

Each Fund’s Form N-PORT reports once filed will be available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

166

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and its Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data; and

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Law Department, Privacy Law, One Hartford Plaza, Hartford, CT 06155, or at CorporatePrivacyOffice@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2019), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life, Ltd.; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HIMCO Distribution Services Company; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Renato Acquisition Co.; Sentinel Insurance Company, Ltd; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.

Revised March 2019

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Hartford Balanced Fund (now known as Hartford Multi-Asset Income and Growth Fund), The Hartford Balanced Income Fund, The Hartford Global All-Asset Fund, The Hartford Global Real Asset Fund and Hartford Multi-Asset Income Fund are sub-advised by Wellington Management Company LLP (Wellington). HFD and HFMC are not affiliated with Wellington.

MFSAR-MS19    6/19    211422    Printed in U.S.A.

HARTFORDFUNDS

Our benchmark is the investor.®

Hartford Global Impact Fund

Semi-Annual Report

April 30, 2019 (Unaudited)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website (www.hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-888-843-7824. Your election to receive reports in paper will apply to all Hartford Funds held in your account if you invest through your financial intermediary or directly with the Fund.

If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds. The following is the Funds’ Semi-Annual Report that covers the period from November 1, 2018 through April 30, 2019.

Market Review

During the six months ended April 30, 2019, U.S. stocks, as measured by the S&P 500 Index (the “Index”),1 gained 9.76%. The strong returns for the period were generated despite the Index losing nearly 20% through a volatile fourth quarter (2018 marked the first year of negative returns for the Index since 2008).

In our view, a key component of stocks’ impressive turnaround in 2019 was a change in U.S. Federal Reserve (Fed) monetary policy. From 2015 to 2018, the Fed had been gradually increasing interest rates from near zero in the wake of the global financial crisis. In March, the Fed indicated it will not continue to raise rates. In addition, GDP grew at 3.2% in the first quarter and the unemployment rate fell to 3.6% in April – a 49-year low.2 Stocks rallied on this evidence that the U.S. economy appears to have shaken off any lingering effects of the U.S. government shutdown.

However, slowing global growth and uncertainty surrounding domestic and foreign politics are likely to continue playing a key role in market movements this year. For example, trade tensions with China have already caused sporadic volatility, and the threat of ongoing tariffs could cause further uneasiness. Abroad, the still unresolved “Brexit” undertaking for the United Kingdom to leave the European Union, slowing growth in Germany, and a recession in Italy may negatively impact global markets.

We encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

[2]	Source: Bureau of Labor Statistics, 5/19

Hartford Global Impact Fund

Fund Overview

April 30, 2019 (Unaudited)

Inception 2/28/2017 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks long-term capital appreciation.

Average Annual Total Returns

for the Periods Ending 4/30/19

	6 Months[1]	1 Year	Since Inception[4]
Class A2	9.38%	2.29%	10.87%
Class A3	3.37%	-3.34%	8.02%
Class C2	9.22%	1.95%	10.24%
Class C3	8.27%	1.06%	10.24%
Class I2	9.67%	2.70%	11.32%
Class R3[2]	9.49%	2.40%	11.00%
Class R4[2]	9.53%	2.50%	11.04%
Class R5[2]	9.67%	2.67%	11.25%
Class R6[2]	9.59%	2.69%	11.34%
Class Y2	9.64%	2.72%	11.28%
Class F2	9.67%	2.77%	11.36%
MSCI All Country World (ACWI) Index (Net)	9.37%	5.06%	10.15%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Inception: 2/28/2017

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 4/30/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets and emerging markets countries.

You cannot invest directly in an index.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*

	Gross	Net
Class A	2.31%	1.19%
Class C	3.08%	1.94%
Class I	1.87%	0.89%
Class R3	2.56%	1.41%
Class R4	2.26%	1.11%
Class R5	1.95%	0.81%
Class R6	1.84%	0.69%
Class Y	1.95%	0.79%
Class F	1.84%	0.69%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include the expenses of the Fund and its allocated share of the Global Impact Master Portfolio (“Master Portfolio”) in which the Fund invests. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 4/30/19.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Small-cap and mid-cap securities can have greater risks and volatility than large-cap securities. • Investing in companies that seek to address major social and environmental challenges may cause the Fund to forego certain investment opportunities and underperform funds that do not have a similar focus. • The Fund invests in a master portfolio so it is subject to master-feeder structure risk. Other feeder funds may invest in the master portfolio. A large-scale redemption by another feeder fund may increase the proportionate share of the costs of the master portfolio borne by the remaining feeder fund shareholders, including the Fund.

2

Hartford Global Impact Fund

Fund Overview – (continued)

April 30, 2019 (Unaudited)

The Fund invests all of its assets in the Master Portfolio, the investment breakdown of which is shown below.

Composition by Sector in the Master Portfolio(1)

as of April 30, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.0%
Consumer Discretionary	9.2
Consumer Staples	1.1
Financials	4.5
Health Care	15.0
Industrials	15.3
Information Technology	21.4
Materials	1.5
Real Estate	9.9
Utilities	11.5

Total	98.4%

Short-Term Investments	3.6
Other Assets & Liabilities	(2.0)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

3

Hartford Global Impact Fund

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of November 1, 2018 through April 30, 2019. To the extent the Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (front-end sales loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of the Fund are equal to the class’s annualized expense ratio multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hartford Global Impact Fund(1)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses paid during the period November 1, 2018 through April 30, 2019	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses paid during the period November 1, 2018 through April 30, 2019	Annualized expense ratio
Hartford Global Impact Fund(1)

Class A	$1,000.00	$1,093.80	$5.92	$1,000.00	$1,019.14	$5.71	1.14%
Class C	$1,000.00	$1,092.20	$8.46	$1,000.00	$1,016.71	$8.15	1.63%
Class I	$1,000.00	$1,096.70	$3.69	$1,000.00	$1,021.27	$3.56	0.71%
Class R3	$1,000.00	$1,094.90	$5.77	$1,000.00	$1,019.29	$5.56	1.11%
Class R4	$1,000.00	$1,095.30	$5.09	$1,000.00	$1,019.94	$4.91	0.98%
Class R5	$1,000.00	$1,096.70	$4.16	$1,000.00	$1,020.83	$4.01	0.80%
Class R6	$1,000.00	$1,095.90	$3.53	$1,000.00	$1,021.42	$3.41	0.68%
Class Y	$1,000.00	$1,096.40	$3.90	$1,000.00	$1,021.08	$3.76	0.75%
Class F	$1,000.00	$1,096.70	$3.59	$1,000.00	$1,021.37	$3.46	0.69%

(1)	Includes the Fund’s allocated share of the Master Portfolio’s expenses.

4

Hartford Global Impact Fund

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Hartford Global Impact Fund
Assets:
Investments in Global Impact Master Portfolio Fund (Master Portfolio), at market value	$40,340,597
Receivables:
Fund shares sold	152,362
Other assets	107,862

Total assets	40,600,821

Liabilities:
Payables:
Transfer agent fees	633
Accounting services fees	986
Fund administration fees	1,644
Distribution fees	33
Accrued expenses	12,509

Total liabilities	15,805

Net assets	$40,585,016

Summary of Net Assets:
Capital stock and paid-in-capital	$40,541,077
Distributable earnings	43,939

Net assets	$40,585,016

Shares authorized	225,000,000

Par value	$0.0010

Class A: Net asset value per share	$10.59

Maximum offering price per share	$11.21

Shares outstanding	72,377

Net Assets	$766,367

Class C: Net asset value per share	$10.43

Shares outstanding	4,155

Net Assets	$43,339

Class I: Net asset value per share	$10.55

Shares outstanding	1,020,773

Net Assets	$10,766,556

Class R3: Net asset value per share	$10.43

Shares outstanding	4,520

Net Assets	$47,137

Class R4: Net asset value per share	$10.55

Shares outstanding	2,408

Net Assets	$25,395

Class R5: Net asset value per share	$10.43

Shares outstanding	1,207

Net Assets	$12,593

Class R6: Net asset value per share	$10.46

Shares outstanding	29,708

Net Assets	$310,768

Class Y: Net asset value per share	$10.43

Shares outstanding	2,336

Net Assets	$24,362

Class F: Net asset value per share	$10.61

Shares outstanding	2,695,720

Net Assets	$28,588,499

The accompanying notes are an integral part of these financial statements.

5

Hartford Global Impact Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2019 (Unaudited)

Hartford Global Impact Fund
Investment Income:
Dividends allocated from Master Portfolio	$251,432
Interest allocated from Master Portfolio	7,476
Securities lending allocated from the Master Portfolio	19,776
Less: Foreign tax withheld allocated from Master Portfolio	(15,646)
Expenses allocated from Master Portfolio	(170,039)

Total investment income allocated from Master Portfolio	92,999

Expenses:
Transfer agent fees
Class A	581
Class C	50
Class I	525
Class R3	16
Class R4	20
Class R5	7
Class R6	—
Class Y	7
Class F	19
Distribution fees
Class A	721
Class C	203
Class R3	81
Class R4	30
Custodian fees	119
Registration and filing fees	56,261
Accounting services fees	5,951
Fund administration fees	9,917
Audit fees	11,771
Other expenses	17,191

Total expenses (before waivers and fees paid indirectly)	103,470
Expense waivers	(153,583)
Distribution fee reimbursements	(124)

Total waivers and fees paid indirectly	(153,707)

Total expenses, net	(50,237)

Net Investment Income (Loss)	143,236

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments allocated from Master Portfolio	(767,682)
Net realized gain (loss) on foreign currency contracts allocated from Master Portfolio	(23,658)
Net realized gain (loss) on other foreign currency transactions allocated from Master Portfolio	(7,880)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(799,220)

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments allocated from Master Portfolio	4,054,243
Net unrealized appreciation (depreciation) of foreign currency contracts allocated from Master Portfolio	55,420
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies allocated from Master Portfolio	(446)

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	4,109,217

Net Gain (Loss) on Investments and Foreign Currency Transactions	3,309,997

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,453,233

The accompanying notes are an integral part of these financial statements.

6

Hartford Global Impact Fund

Statement of Changes in Net Assets

	Hartford Global Impact Fund
	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$143,236	$331,679
Net realized gain (loss) on investments and foreign currency transactions	(799,220)	3,233,016
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	4,109,217	(4,105,187)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,453,233	(540,492)

Distributions to Shareholders:
Class A	(56,772)	(5,706)
Class C	(4,832)	(574)
Class I	(357,502)	(50,126)
Class R3	(1,473)	(501)
Class R4	(2,940)	(686)
Class R5	(1,496)	(529)
Class R6	(1,519)	(538)
Class Y	(2,907)	(540)
Class F	(3,385,309)	(838,910)

Total distributions	(3,814,750)	(898,110)

Capital Share Transactions:
Sold	8,257,309	2,493,524
Issued on reinvestment of distributions	3,772,561	887,281
Redeemed	(363,681)	(546,952)

Net increase from capital share transactions	11,666,189	2,833,853

Net Increase (Decrease) in Net Assets	11,304,672	1,395,251

Net Assets:
Beginning of period	29,280,344	27,885,093

End of period	$40,585,016	$29,280,344

The accompanying notes are an integral part of these financial statements.

7

Hartford Global Impact Fund

Financial Highlights

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover(5)

Hartford Global Impact Fund

For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$11.10	$0.02	$0.83	$0.85	$(0.06)	$(1.30)	$(1.36)	$10.59	9.38	%(6)	$766	2.04	%(7)	1.13	%(7)	0.46	%(7)	40%
C	10.93	—	0.83	0.83	(0.03)	(1.30)	(1.33)	10.43	9.22	(6)	43	2.84	(7)	1.63	(7)	(0.07	)(7)	40
I	11.05	0.04	0.84	0.88	(0.08)	(1.30)	(1.38)	10.55	9.67	(6)	10,767	1.60	(7)	0.71	(7)	0.80	(7)	40
R3	10.98	0.02	0.83	0.85	(0.10)	(1.30)	(1.40)	10.43	9.49	(6)	47	2.18	(7)	1.11	(7)	0.31	(7)	40
R4	11.08	0.03	0.83	0.86	(0.09)	(1.30)	(1.39)	10.55	9.53	(6)	25	2.01	(7)	0.98	(7)	0.57	(7)	40
R5	11.00	0.04	0.81	0.85	(0.12)	(1.30)	(1.42)	10.43	9.67	(6)	13	1.71	(7)	0.80	(7)	0.76	(7)	40
R6	11.01	0.04	0.82	0.86	(0.11)	(1.30)	(1.41)	10.46	9.59	(6)	311	1.57	(7)	0.68	(7)	0.73	(7)	40
Y	10.99	0.04	0.82	0.86	(0.12)	(1.30)	(1.42)	10.43	9.64	(6)	24	1.65	(7)	0.75	(7)	0.79	(7)	40
F	11.16	0.04	0.84	0.88	(0.13)	(1.30)	(1.43)	10.61	9.67	(6)	28,588	1.59	(7)	0.69	(7)	0.86	(7)	40

For the Year Ended October 31, 2018
A	$11.63	$0.09	$(0.27)	$(0.18)	$—	$(0.35)	$(0.35)	$11.10	(1.69)%		$455	2.35%		1.20%		0.78%		79%
C	11.57	0.03	(0.27)	(0.24)	(0.05)	(0.35)	(0.40)	10.93	(2.25)		40	3.12		1.64		0.28		79
I	11.66	0.13	(0.26)	(0.13)	(0.13)	(0.35)	(0.48)	11.05	(1.34)		2,588	1.91		0.79		1.12		79
R3	11.63	0.10	(0.25)	(0.15)	(0.15)	(0.35)	(0.50)	10.98	(1.54)		11	2.60		0.98		0.85		79
R4	11.64	0.10	(0.26)	(0.16)	(0.05)	(0.35)	(0.40)	11.08	(1.58)		23	2.30		1.03		0.88		79
R5	11.65	0.12	(0.25)	(0.13)	(0.17)	(0.35)	(0.52)	11.00	(1.40)		11	1.99		0.85		1.00		79
R6	11.66	0.13	(0.25)	(0.12)	(0.18)	(0.35)	(0.53)	11.01	(1.23)		12	1.88		0.74		1.10		79
Y	11.65	0.14	(0.27)	(0.13)	(0.18)	(0.35)	(0.53)	10.99	(1.31)		22	1.93		0.79		1.15		79
F	11.66	0.13	(0.26)	(0.13)	(0.02)	(0.35)	(0.37)	11.16	(1.26)		26,117	1.88		0.74		1.10		79

For the Period Ended October 31, 2017(8)
A	$10.00	$0.06	$1.57	$1.63	$—	$—	$—	$11.63	16.30	%(6)	$140	5.13	%(7)	1.19	%(7)	0.76	%(7)	50%
C	10.00	0.01	1.56	1.57	—	—	—	11.57	15.70	(6)	16	5.94	(7)	2.00	(7)	0.11	(7)	50
I	10.00	0.09	1.57	1.66	—	—	—	11.66	16.60	(6)	1,214	4.76	(7)	0.86	(7)	1.26	(7)	50
R3	10.00	0.07	1.56	1.63	—	—	—	11.63	16.30	(6)	12	5.54	(7)	1.22	(7)	0.93	(7)	50
R4	10.00	0.07	1.57	1.64	—	—	—	11.64	16.40	(6)	12	5.24	(7)	1.12	(7)	1.01	(7)	50
R5	10.00	0.09	1.56	1.65	—	—	—	11.65	16.50	(6)	12	4.94	(7)	0.95	(7)	1.19	(7)	50
R6	10.00	0.09	1.57	1.66	—	—	—	11.66	16.60	(6)	12	4.84	(7)	0.85	(7)	1.29	(7)	50
Y	10.00	0.12	1.53	1.65	—	—	—	11.65	16.50	(6)	12	4.79	(7)	0.90	(7)	1.63	(7)	50
F	10.00	0.10	1.56	1.66	—	—	—	11.66	16.50	(6)	26,456	4.74	(7)	0.85	(7)	1.28	(7)	50

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Includes the Fund’s share of the Master Portfolio’s allocated expenses.
(5)	The portfolio turnover of the Fund is reflective of the portfolio turnover of the Master Portfolio.
(6)	Not annualized.
(7)	Annualized.
(8)	Commenced operations on February 28, 2017.

The accompanying notes are an integral part of these financial statements.

8

Hartford Global Impact Fund

Notes to Financial Statements

April 30, 2019 (Unaudited)

1.	Organization:

Hartford Global Impact Fund (the “Fund”) is a series of The Hartford Mutual Funds, Inc. (the “Company”). The Company is an open-end registered management investment company comprised of forty series as of April 30, 2019.

The Fund operates as a “feeder fund,’’ which means it invests all of its investable assets in the Global Impact Master Portfolio (the “Master Portfolio”). As of April 30, 2019, the Fund owned approximately 88.1% of the Master Portfolio. The Master Portfolio is a series of Hartford Funds Master Fund. The Fund has the same investment objective and limitations as the Master Portfolio in which it invests. The Fund does not buy investment securities directly. The Master Portfolio, on the other hand, invests directly in portfolio securities. The performance of the Fund is affected by the performance of the Master Portfolio. The financial statements of the Master Portfolio, including its Schedule of Investments, are attached to this report and should be read in conjunction with the Fund’s financial statements.

The assets of the Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of the Fund are registered under the Securities Act of 1933, as amended. The Fund is a diversified open-end management investment company. The Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

The Fund has registered for sale Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6, Class Y and Class F shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Effective October 1, 2018, Class C shares automatically convert to Class A shares of the same Fund after ten years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least ten years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Investment Valuation – An investment in the Master Portfolio is valued daily based on the Fund’s proportionate share of the Master Portfolio’s net assets, which is also valued daily. Valuation of the securities held by the Master Portfolio is discussed in the notes to the Master Portfolio’s financial statements included elsewhere in this report.

Disclosure about the classification of fair value measurements is included in a table following the Master Portfolio’s Schedule of Investments.

b)

Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

c)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of the Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(b)). The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

9

Hartford Global Impact Fund

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

3.	Principal Risks:

Because the Fund invests in the Master Portfolio, the Fund is subject to risks related to the master-feeder structure. Other “feeder” funds may also invest in the Master Portfolio. As shareholders of the Master Portfolio, feeder funds, including the Fund, vote on matters pertaining to the Master Portfolio. Feeder funds with a greater pro rata ownership of the Master Portfolio could have effective voting control of the operations of the Master Portfolio. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Portfolio borne by the remaining feeder fund shareholders, including the Fund. The risks described below are some of the risks that the Fund is exposed to through its investment in the Master Portfolio.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of the Master Portfolio’s exposure to market risk is the market value of the investments held as shown in the Master Portfolio’s schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

4.	Federal Income Taxes:

a)

The Fund intends to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. The Fund intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2019. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Capital Loss Carryforward – The Fund had no capital loss carryforwards for U.S. federal income tax purposes as of October 31, 2018.

5.	Expenses:

a)

Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as the Fund’s investment manager. The Company, on behalf of the Fund, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for the Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Wellington Management Company LLP (“Wellington Management”) serves as the Master Portfolio’s sub-adviser and performs daily investment of the assets for the Master Portfolio.

The Fund has a management fee rate of 0% so long as the Fund invests all (or substantially all) of its assets in the Master Portfolio under a master-feeder structure, pursuant to the Investment Management Agreement. If, or to the extent, that the Fund were to no longer invest all (or substantially all) of its assets in the Master Portfolio, the Fund’s management fee rate would be as follows:

Management Fee Rate
0.6200% on first $500 million and;
0.6000% on next $500 million and;
0.5800% on next $1.5 billion and;
0.5750% on next $2.5 billion and;
0.5700% over $5 billion

The Master Portfolio pays a monthly management fee to HFMC as set forth below:

Management Fee Rate
0.6200% on first $500 million and;
0.6000% on next $500 million and;
0.5800% on next $1.5 billion and;
0.5750% on next $2.5 billion and;
0.5700% over $5 billion

10

Hartford Global Impact Fund

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

b)

Accounting Services Agreement – HFMC provides the Fund with accounting services pursuant to a fund accounting agreement by and between The Hartford Mutual Funds, Inc., on behalf of the Fund, and HFMC. In consideration of services rendered and expenses assumed pursuant to this agreement, the Fund pays HFMC a flat fee of $52,000 per year. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Fund.

c)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within the Fund. As of April 30, 2019, HFMC contractually limited the total operating expenses of the Fund (including expenses allocated from the Master Portfolio) (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) through February 29, 2020, as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Hartford Global Impact Fund	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.79%	0.69%

From November 1, 2018 through February 28, 2019, HFMC contractually limited the total operating expenses of the Fund (including expenses allocated from the Master Portfolio) (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
1.19%	1.94%	0.89%	1.41%	1.11%	0.69%	0.69%	0.75%	0.69%

d)

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2019, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Hartford Global Impact Fund	1.13%	1.63%	0.71%	1.11%	0.98%	0.80%	0.68%	0.75%	0.69%

e)

Sales Charges and Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. For the six-month period ended April 30, 2019, HFD received front-end sales charges and contingent deferred sales charges for the Fund as follows:

Fund	Front-end Sales Charge	Contingent Deferred Sales Charge
Hartford Global Impact Fund	$659	$—	*

*	Amount is less than $1.

The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of the Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine.

f)

Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2019, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was $18 and is included within the “Expenses allocated from Master Portfolio” in the Fund’s Statement of Operations.

11

Hartford Global Impact Fund

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to the Fund. The Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of the Fund plus target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin. HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. The Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statement of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class Y	0.06%*
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class F	0.004%

*	Effective May 1, 2019, the Specified Amount for Class Y shares will be 0.11%.

For the six-month period ended April 30, 2019, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class’ average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Hartford Global Impact Fund	0.20%	0.25%	0.02%	0.10%	0.17%	0.12%	0.00%	0.06%	0.00%

6.	Affiliate Holdings:

As of April 30, 2019, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Hartford Global Impact Fund	2%	29%	5%	27%	49%	100%	4%	52%	50%

Percentage of Fund:

Fund	Class A		Class C		Class I	Class R3		Class R4		Class R5		Class R6		Class Y		Class F
Hartford Global Impact Fund	0	%*	0	%*	1%	0	%*	0	%*	0	%*	0	%*	0	%*	35%

*	Percentage rounds to zero.

7.	Security Transactions and Income Recognition:

Securities transactions are recorded on a trade date basis in the Master Portfolio. Realized gains or losses in the Master Portfolio are recorded on the basis of identified cost.

Interest income is accrued daily based on the effective interest method by the Master Portfolio. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income in the Master Portfolio is recognized on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the custodian verifies the ex-dividend date.

Income from foreign securities in the Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

12

Hartford Global Impact Fund

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

The Fund records daily its proportionate share of the Master Portfolio’s interest and dividend income, expenses and realized and unrealized gains or losses.

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2019, and the year ended October 31, 2018:

	For the Six-Month Period Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Hartford Global Impact Fund
Class A
Shares Sold	29,165	$291,609	28,492	$344,557
Shares Issued for Reinvested Dividends	6,063	56,772	490	5,706
Shares Redeemed	(3,879)	(37,419)	(35)	(407)

Net Increase (Decrease)	31,349	310,962	28,947	349,856

Class C
Shares Sold	—	$—	2,436	$29,170
Shares Issued for Reinvested Dividends	525	4,833	50	575
Shares Redeemed	—	—	(235)	(2,620)

Net Increase (Decrease)	525	4,833	2,251	27,125

Class I
Shares Sold	779,301	$7,640,182	173,161	$2,095,956
Shares Issued for Reinvested Dividends	38,324	357,502	4,283	50,126
Shares Redeemed	(31,041)	(322,459)	(47,420)	(543,925)

Net Increase (Decrease)	786,584	7,675,225	130,024	1,602,157

Class R3
Shares Sold	3,424	$31,751	—	$—
Shares Issued for Reinvested Dividends	159	1,473	43	501
Shares Redeemed	(106)	(1,000)	—	—

Net Increase (Decrease)	3,477	32,224	43	501

Class R4
Shares Sold	—	$—	1,034	$12,216
Shares Issued for Reinvested Dividends	315	2,940	59	686

Net Increase (Decrease)	315	2,940	1,093	12,902

Class R5
Shares Issued for Reinvested Dividends	162	1,496	45	528

Net Increase (Decrease)	162	1,496	45	528

Class R6
Shares Sold	28,767	$293,767	—	$—
Shares Issued for Reinvested Dividends	164	1,519	46	538
Shares Redeemed	(269)	(2,803)	—	—

Net Increase (Decrease)	28,662	292,483	46	538

Class Y
Shares Sold	—	$—	976	$11,625
Shares Issued for Reinvested Dividends	314	2,907	46	540

Net Increase (Decrease)	314	2,907	1,022	12,165

Class F
Shares Issued for Reinvested Dividends	354,959	3,343,119	70,827	828,081

Net Increase (Decrease)	354,959	3,343,119	70,827	828,081

Total Net Increase (Decrease)	1,206,347	$11,666,189	234,298	$2,833,853

9.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

13

Hartford Global Impact Fund

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

10.	Recent Accounting Pronouncement:

The FASB recently issued ASU 2017-08 (the “ASU” or “Update”) to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. The ASU becomes effective for public entities for fiscal years beginning after December 15, 2018, and for private entities one year later. Management is currently evaluating the implication, if any, of additional disclosure and its impact on the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years, however, an entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. Management has elected to early adopt the provisions of ASU 2018-13 that eliminate disclosure requirements effective with the current reporting period. The impact of the Fund’s early adoption of these provisions was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. Management is currently evaluating the potential impact of adopting the additional provisions of ASU 2018-13.

11.	Subsequent Events:

Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.

14

Global Impact Master Portfolio

Schedule of Investments

April 30, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4%
	Australia - 2.3%
83,282	SEEK Ltd.	$1,069,677

	Bangladesh - 2.9%
308,229	GrameenPhone Ltd.	1,309,050

	Brazil - 7.0%
114,438	Hapvida Participacoes e Investimentos S.A.(1)	883,143
236,875	Kroton Educacional S.A.	589,001
251,974	MRV Engenharia e Participacoes S.A.	932,428
18,678	Pagseguro Digital Ltd. Class A*	486,749
11,121	StoneCo Ltd. Class A*	320,173

		3,211,494

	Canada - 1.7%
25,219	Brookfield Renewable Partners L.P.(2)	794,576

	China - 2.2%
3,554,792	Huaneng Renewables Corp. Ltd. Class H	1,024,703

	Denmark - 1.1%
5,326	Vestas Wind Systems A/S	481,917

	France - 3.9%
14,965	Nexity S.A.	699,977
35,649	Suez	500,799
24,950	Veolia Environnement S.A.	590,129

		1,790,905

	Germany - 2.8%
4,810	LEG Immobilien AG	561,229
14,363	Vonovia SE	717,812

		1,279,041

	India - 4.5%
37,733	Bharat Financial Inclusion Ltd.*	546,948
80,410	Indiabulls Housing Finance Ltd.	804,242
45,562	Shriram Transport Finance Co., Ltd.	727,844

		2,079,034

	Israel - 2.1%
62,382	Teva Pharmaceutical Industries Ltd.*	949,138

	Japan - 2.1%
29,074	Katitas Co., Ltd.	968,888

	Kenya - 2.4%
3,879,615	Safaricom plc	1,079,695

	Luxembourg - 3.3%
1,318	Eurofins Scientific SE(2)	603,549
15,421	Millicom International Cellular S.A.*	902,005

		1,505,554

	Morocco - 1.1%
128,884	PureCircle Ltd.*	512,598

	Netherlands - 7.1%
24,124	Basic-Fit N.V.*(1)	856,298
21,948	Corbion N.V.	702,114
24,938	Koninklijke Philips N.V.	1,070,931
19,999	Signify N.V.(1)	599,578

		3,228,921

	South Africa - 1.7%
97,873	Vodacom Group Ltd.	789,831

	South Korea - 2.3%
5,203	Samsung SDI Co., Ltd.	1,056,449

	Spain - 0.2%
780	Acciona S.A.	90,465

	Switzerland - 2.0%
12,782	Landis+Gyr Group AG*	894,414

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	United Kingdom - 4.4%
24,550	Genus plc	$773,077
19,729	Hikma Pharmaceuticals plc	455,266
167,689	Sophos Group plc(1)	783,454

		2,011,797

	United States - 41.3%
33,262	Advanced Drainage Systems, Inc.	932,999
9,586	Agilent Technologies, Inc.	752,501
25,011	Avangrid, Inc.	1,280,813
12,312	Blackbaud, Inc.	976,218
8,185	Boston Properties, Inc. REIT	1,126,420
53,968	Covanta Holding Corp.	975,202
20,679	First Solar, Inc.*	1,272,379
18,133	Instructure, Inc.*	781,170
16,752	Invitae Corp.*	395,682
20,959	Itron, Inc.*	1,124,660
25,662	Johnson Controls International plc	962,325
83,828	Laureate Education, Inc. Class A*	1,319,453
56,176	Nuance Communications, Inc.*	945,442
42,692	Pattern Energy Group, Inc. Class A	987,039
5,222	Rapid7, Inc.*	283,763
10,375	Square, Inc. Class A*	755,508
3,696	Sun Communities, Inc. REIT	454,904
2,045	Tesla, Inc.*(2)	488,121
664	Ubiquiti Networks, Inc.	113,179
9,972	Watts Water Technologies, Inc. Class A	853,503
13,909	Xylem, Inc.	1,160,011
9,491	Zoetis, Inc.	966,563

		18,907,855

	Total Common Stocks (cost $44,238,108)	$45,036,002

SHORT-TERM INVESTMENTS - 3.6%
	Other Investment Pools & Funds - 1.3%
586,421	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(3)	586,421

	Securities Lending Collateral - 2.3%
53,680	Citibank NA DDCA, 2.42%, 5/1/2019(3)	53,680
522,208	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.34%(3)	522,208
111,146	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.36%(3)	111,146
191,908	Invesco Government & Agency Portfolio, Institutional Class, 2.33%(3)	191,908
178,317	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.42%(3)	178,317
16,339	Western Asset Institutional Government Class A Fund, Institutional Class, 2.29%(3)	16,339

		1,073,598

	Total Short-Term Investments (cost $1,660,019)	$1,660,019

Total Investments (cost $45,898,127)	102.0%	$46,696,021
Other Assets and Liabilities	(2.0)%	(923,673)

Total Net Assets	100.0%	$45,772,348

The accompanying notes are an integral part of these financial statements.

15

Global Impact Master Portfolio

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Trustees in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

For Fund compliance purposes, the Master Portfolio may not use the same classification system. These classifications are used for financial reporting purposes.
*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2019, the aggregate value of these securities was $3,122,473, representing 6.8% of net assets.

(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(3)	Current yield as of period end.

Foreign Currency Contracts Outstanding at April 30, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
5,005,000	BRL	1,261,341	USD	MSC	05/03/19	$14,738	$—
1,261,246	USD	5,005,000	BRL	MSC	05/03/19	—	(14,833)
1,258,344	USD	5,005,000	BRL	MSC	06/04/19	—	(14,631)
1,409,189	USD	98,880,000	INR	MSC	05/31/19	—	(6,796)

Total						$14,738	$(36,260)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Below are the definitions of the abbreviations used in the preceding schedule of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
MSC	Morgan Stanley

Currency Abbreviations:
BRL	Brazilian Real
INR	Indian Rupee
USD	United States Dollar

Other Abbreviations:
DDCA	Dollars on Deposit in Custody Account
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

16

Global Impact Master Portfolio

Schedule of Investments – (continued)

April 30, 2019 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$1,069,677	$—	$1,069,677	$—
Bangladesh	1,309,050	—	1,309,050	—
Brazil	3,211,494	3,211,494	—	—
Canada	794,576	794,576	—	—
China	1,024,703	—	1,024,703	—
Denmark	481,917	—	481,917	—
France	1,790,905	500,799	1,290,106	—
Germany	1,279,041	—	1,279,041	—
India	2,079,034	—	2,079,034	—
Israel	949,138	—	949,138	—
Japan	968,888	—	968,888	—
Kenya	1,079,695	1,079,695	—	—
Luxembourg	1,505,554	—	1,505,554	—
Morocco	512,598	512,598	—	—
Netherlands	3,228,921	599,578	2,629,343	—
South Africa	789,831	—	789,831	—
South Korea	1,056,449	—	1,056,449	—
Spain	90,465	—	90,465	—
Switzerland	894,414	—	894,414	—
United Kingdom	2,011,797	—	2,011,797	—
United States	18,907,855	18,907,855	—	—
Short-Term Investments	1,660,019	1,660,019	—	—
Foreign Currency Contracts(2)	14,738	—	14,738	—

Total	$46,710,759	$27,266,614	$19,444,145	$—

Liabilities
Foreign Currency Contracts(2)	$(36,260)	$—	$(36,260)	$—

Total	$(36,260)	$—	$(36,260)	$—

(1)	For the six-month period ended April 30, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

17

Global Impact Master Portfolio

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Global Impact Master Portfolio
Assets:
Investments in securities, at market value(1)	$46,696,021
Foreign currency	35,342
Unrealized appreciation on foreign currency contracts	14,738
Receivables:
Investment securities sold	106,614
Dividends and interest	75,400
Securities lending income	4,260

Total assets	46,932,375

Liabilities:
Unrealized depreciation on foreign currency contracts	36,260
Obligation to return securities lending collateral	1,073,598
Payables:
Investment management fees	23,080
Accounting services fees	670
Board of Trustees’ fees	137
Accrued expenses	26,282

Total liabilities	1,160,027

Net assets	$45,772,348

Summary of Net Assets:
Paid-in-capital	$40,950,620
Distributable earnings	4,821,728

Net assets	$45,772,348

Net asset value per share	$1.12

Shares issued and outstanding	40,950,619

Cost of investments	$45,898,127
Cost of foreign currency	$35,312
(1) Includes investment in securities on loan, at market value	$1,599,736

The accompanying notes are an integral part of these financial statements.

18

Global Impact Master Portfolio

Statement of Operations

For the Six-Month Period Ended April 30, 2019 (Unaudited)

Global Impact Master Portfolio
Investment Income:
Dividends	$290,287
Interest	8,557
Securities lending	22,816
Less: Foreign tax withheld	(17,932)

Total investment income, net	303,728

Expenses:
Investment management fees	121,553
Custodian fees	8,024
Accounting services fees	3,529
Trustees expenses	454
Audit fees	19,469
Other expenses	43,522

Total expenses (before waivers)	196,551

Commission recapture	(179)

Total waivers and fees paid indirectly	(179)

Total expenses, net	196,372

Net Investment Income (Loss)	107,356

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(897,186)
Net realized gain (loss) on foreign currency contracts	(27,860)
Net realized gain (loss) on other foreign currency transactions	(9,036)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(934,082)

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	4,613,548
Net unrealized appreciation (depreciation) of foreign currency contracts	65,112
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(480)

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	4,678,180

Net Gain (Loss) on Investments and Foreign Currency Transactions	3,744,098

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,851,454

The accompanying notes are an integral part of these financial statements.

19

Global Impact Master Portfolio

Statement of Changes in Net Assets

	Global Impact Master Portfolio
	For the Six-Month Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$107,356	$284,280
Net realized gain (loss) on investments and foreign currency transactions	(934,082)	3,772,294
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	4,678,180	(4,885,986)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,851,454	(829,412)

Fund Share Transactions:
Sold	8,064,957	8,572,529
Redeemed	(1,039,705)	(731,250)

Net increase from capital share transactions	7,025,252	7,841,279

Net Increase (Decrease) in Net Assets	10,876,706	7,011,867

Net Assets:
Beginning of period	34,895,642	27,883,775

End of period	$45,772,348	$34,895,642

The accompanying notes are an integral part of these financial statements.

20

Global Impact Master Portfolio

Financial Highlights

— Ratios and Supplemental Data —
Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjustments(1)		Ratio of Expenses to Average Net Assets After Adjustments(1)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Global Impact Master Portfolio

For the Six-Month Period Ended April 30, 2019 (Unaudited)
9.73	%(2)	$45,772	1.00	%(3)	1.00	%(3)	0.55	%(3)	40%

For the Year Ended October 31, 2018
(1.60)%		$34,896	1.06%		1.06%		0.81%		79%

For the Period Ended October 31, 2017(4)
15.21	%(2)	$27,884	1.73	%(3)	1.73	%(3)	0.46	%(3)	50%

(1)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(2)	Not annualized.
(3)	Annualized.
(4)	Commenced operations on February 28, 2017.

The accompanying notes are an integral part of these financial statements.

21

Global Impact Master Portfolio

Notes to Financial Statements

April 30, 2019 (Unaudited)

1.	Organization:

Global Impact Master Portfolio (the “Master Portfolio”), a series of the Hartford Funds Master Fund (the “Trust”), was organized under the laws of the State of Delaware as a statutory trust on October 25, 2016. The offering of the Master Portfolio’s shares are registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Beneficial interests in the Master Portfolio are not registered under the Securities Act of 1933, as amended (the “1933 Act”), because such interests are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Investments in the Master Portfolio may only be made by “accredited investors” within the meaning of Regulation D under the 1933 Act. For ease of reference, the terms, “interests” and “interest holders,” may be referred to as “shares” and “shareholders,” respectively, in this report.

The Master Portfolio is a diversified open-end management investment company and applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”. The Master Portfolio operates as a “Master Fund” in a master/feeder structure which enables the feeder funds to pool their assets with other investors in the Master Portfolio, if any.

As of April 30, 2019, the Master Portfolio has affiliated funds, Hartford Global Impact Fund and Hartford Global Impact NextShares Fund (collectively, the “Feeder Funds”), with a significant ownership percentage of the Master Portfolio’s net assets. Investment activities of the Feeder Funds could have a material impact on the Master Portfolio. As of April 30, 2019, the Hartford Global Impact Fund and Hartford Global Impact NextShares Fund owned approximately 88.1% and 11.9%, respectively, of the Master Portfolio.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Master Portfolio used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Investment Valuation and Fair Value Measurements – All investments are valued as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”), although the Master Portfolio may deviate from this calculation time under unusual or unexpected circumstances. For purposes of calculating the net asset value (“NAV”) of the Master Portfolio, portfolio securities and other assets held in the Master Portfolio’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

If market prices are not readily available or are deemed unreliable, the Master Portfolio will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Trustees of the Trust (the “Board of Trustees”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Master Portfolio’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Master Portfolio may cause its NAV to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Master Portfolio could obtain the fair value assigned to an investment if the Master Portfolio were to sell the investment at approximately the time at which the Master Portfolio determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Master Portfolio. The value of the foreign securities or other instruments in which the Master Portfolio invests may change on days when a shareholder will not be able to purchase or redeem shares of the Master Portfolio.

Fixed income investments (other than short-term obligations) held by the Master Portfolio are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

22

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Master Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Master Portfolio.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Master Portfolio’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable.

These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Trustees has delegated the day-to-day responsibility for implementing the Valuation Procedure to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Master Portfolio’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Trustees.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows the Master Portfolio’s Schedule of Investments.

23

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

b)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Master Portfolio will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

The Master Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Master Portfolio.

c)

Taxes – The Master Portfolio may be subject to taxes imposed on realized gains on securities of certain foreign countries in which the Master Portfolio invests. The Master Portfolio may also be subject to taxes withheld on foreign dividends from securities in which the Master Portfolio invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statement of Operations as a reduction to net realized gain on investments in these securities, if applicable.

d)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Master Portfolio does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Master Portfolio may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)

Master Portfolio Share Valuation – Orders for the Master Portfolio’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Master Portfolio’s shares is determined as of the close of business on each business day of the Exchange (See Note 2(a)). The NAV is determined by dividing the Master Portfolio’s net assets by the number of shares outstanding.

Orders for the purchase of the Master Portfolio’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Master Portfolio is not open for business, are priced at the next determined NAV.

3.	Securities and Other Investments:

a)

Restricted Securities – The Master Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of the Master Portfolio’s Schedule of Investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Master Portfolio may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Master Portfolio’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

24

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

a)

Foreign Currency Contracts – The Master Portfolio may enter into foreign currency contracts that obligate the Master Portfolio to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge the currency exposure associated with some or all of the Master Portfolio’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Master Portfolio as an unrealized gain or loss. The Master Portfolio will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Master Portfolio, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2019.

b)	Additional Derivative Instrument Information:

Global Impact Master Portfolio

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$14,738	$—	$—	$—	$—	$14,738

Total	$—	$14,738	$—	$—	$—	$—	$14,738

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$36,260	$—	$—	$—	$—	$36,260

Total	$—	$36,260	$—	$—	$—	$—	$36,260

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2019

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(27,860)	$—	$—	$—	$—	$(27,860)

Total	$—	$(27,860)	$—	$—	$—	$—	$(27,860)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$65,112	$—	$—	$—	$—	$65,112

Total	$—	$65,112	$—	$—	$—	$—	$65,112

For the period ended April 30, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased at Contract Amount	$2,510,187
Foreign Currency Contracts Sold at Contract Amount	$5,144,547

c)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Master Portfolio’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Master Portfolio, or liabilities or payment obligations of the clearing brokers to the Master Portfolio, against any liabilities or payment obligations of the Master Portfolio to the clearing brokers. The Master Portfolio is required to deposit financial collateral (including cash collateral) at the Master Portfolio’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

25

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

The following tables present the Master Portfolio’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statement of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Master Portfolio as of April 30, 2019:

Global Impact Master Portfolio

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$14,738	$(36,260)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	14,738	(36,260)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$14,738	$(36,260)

Global Impact Master Portfolio

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Morgan Stanley	$14,738	$(14,738)	$—	$—	$—

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Morgan Stanley	$(36,260)	$14,738	$—	$—	$(21,522)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

The Master Portfolio’s investments expose it to various types of risks associated with financial instruments and the markets. The Master Portfolio may be exposed to the risks described below. The Master Portfolio’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of the Master Portfolio’s exposure to market risk is the market value of the investments held as shown in the Master Portfolio’s schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of the funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

A non-accredited investor may not directly purchase an interest in the Master Portfolio, but instead may purchase shares in one or more investment companies that invest all of their assets in the Master Portfolio (each, a “feeder fund”). Therefore, the Master Portfolio is also subject to risks related to the master-feeder structure. As shareholders of the Master Portfolio, feeder funds vote on matters pertaining to the Master Portfolio. Feeder funds with a greater pro rata ownership in the Master Portfolio could have effective voting control of the operations of the Master Portfolio. Also, a large-scale redemption by one feeder fund may increase the proportionate share of the costs of the Master Portfolio borne by the remaining feeder funds.

6.	Federal Income Taxes:

The Master Portfolio is considered a partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

26

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

Any income, realized and unrealized gain or loss is deemed to pass down to the feeder funds and other investors in the Master Portfolio, if any, daily.

As of April 30, 2019, the Master Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes and the net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation at April 30, 2019, is disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Impact Master Portfolio	$44,238,108	$3,184,995	$(2,408,623)	$776,372

7.	Expenses:

a)

Investment Management Agreement – HFMC serves as the Master Portfolio’s investment manager. The Trust, on behalf of the Master Portfolio, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC is responsible for the management of the Master Portfolio and supervises the activities of the Master Portfolio’s sub-adviser. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of the Master Portfolio. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of the Master Portfolio in accordance with the Master Portfolio’s investment objective and policies. The Master Portfolio pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of April 30, 2019; the rates are accrued daily and paid monthly based on the Master Portfolio’s average daily net assets, at the following annual rates:

Management Fee Rates
0.6200% on first $500 million and;
0.6000% on next $500 million and;
0.5800% on next $1.5 billion and;
0.5750% on next $2.5 billion and;
0.5700% over $5 billion

b)

Accounting Services Agreement – HFMC provides the Master Portfolio, with accounting services pursuant to a fund accounting agreement by and between Hartford Funds Master Fund, on behalf of the Master Portfolio, and HFMC. In consideration of services rendered and expenses assumed pursuant to this agreement, the Master Portfolio pays HFMC a flat fee of $50,000 per year plus an accounting services fee calculated at the following annual rate based on its average daily net assets shown below. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company. The costs and expenses of such delegation are borne by HFMC, not by the Master Portfolio.

Average Daily Net Assets	Annual Fee
First $3.5 billion	0.018%
Next $3.5 billion	0.014%
Over $7.0 billion	0.010%

c)

Other Related Party Transactions – Certain officers of the Trust are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2019, a portion of the Trust’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford Funds complex. For the period ended April 30, 2019, the CCO Compensation allocated to the Master Portfolio was $21 as represented in other expenses on the Statement of Operations.

8.	Securities Lending:

The Master Portfolio may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1/3%) of the value of its total assets. If the Master Portfolio security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Master Portfolio by the Master Portfolio’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

The Master Portfolio is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Master Portfolio’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient

27

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Master Portfolio.

At April 30, 2019, the Master Portfolio had securities on loan at market value, cash collateral and non-cash collateral as follows:

Fund	Market Value of Securities on Loan(1)	Cash Collateral	Non-Cash Collateral(2)(3)
Global Impact Master Portfolio	$1,599,736	$1,073,598	$580,197

(1)

It is the Master Portfolio’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

(2)

These securities are held for the benefit of the Master Portfolio at the Master Portfolio’s custodian. The Master Portfolio cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of Assets and Liabilities.

(3)	U.S. Government securities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of April 30, 2019.

Certain Transfers Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Global Impact Master Portfolio
Securities Lending Transactions(1)
Common Stocks	$1,073,598	$—	$—	$—	$1,073,598

Total Borrowings	$1,073,598	$—	$—	$—	$1,073,598

Gross amount of recognized liabilities for securities lending transactions					$1,073,598

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

9.	Commitments and Contingencies

In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Master Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Portfolio that have not yet occurred. However, based on experience and knowledge of management, the Master Portfolio expects the risk of loss to be remote.

10.	Investment Transactions:

For the six-month period ended April 30, 2019, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Global Impact Master Portfolio	$22,297,863	$15,669,199	$—	$—	$22,297,863	$15,669,199

11.	Line of Credit:

The Master Portfolio participates in a committed line of credit pursuant to a credit agreement. The Master Portfolio may borrow under the line of credit for temporary or emergency purposes. The Master Portfolio (together with certain other Hartford Funds) may borrow up to $370 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During and as of the six-month period ended April 30, 2019, the Master Portfolio had no borrowings under this facility.

28

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

April 30, 2019 (Unaudited)

12.	Indemnifications:

Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under Delaware Law and federal securities laws. In addition, the Trust, on behalf of the Master Portfolio, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

13.	Recent Accounting Pronouncement:

The FASB recently issued ASU 2017-08 (the “ASU” or “Update”) to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. The ASU becomes effective for public entities for fiscal years beginning after December 15, 2018, and for private entities one year later. Management is currently evaluating the implication, if any, of additional disclosure and its impact on the Master Portfolio’s financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years, however, an entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. Management has elected to early adopt the provisions of ASU 2018-13 that eliminate disclosure requirements effective with the current reporting period. The impact of the Master Portfolio’s early adoption of these provisions was limited to changes in the Master Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. Management is currently evaluating the potential impact of adopting the additional provisions of ASU 2018-13.

14.	Subsequent Events:

Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.

29

Additional Information regarding the Hartford Global Impact Fund and Global Impact Master Portfolio

HOW TO OBTAIN A COPY OF THE FUND’S AND MASTER PORTFOLIO’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund and the Master Portfolio use to determine how to vote proxies relating to portfolio securities and information about how the Fund and the Master Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund and the Master Portfolio will each file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT.

The Fund and the Master Portfolio’s Form N-PORT reports once filed will be available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

30

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and its Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data; and

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Law Department, Privacy Law, One Hartford Plaza, Hartford, CT 06155, or at CorporatePrivacyOffice@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2019), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life, Ltd.; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HIMCO Distribution Services Company; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Renato Acquisition Co.; Sentinel Insurance Company, Ltd; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.

Revised March 2019

This report is submitted for the general information of the shareholders of the Hartford Global Impact Fund (the “Fund”). It is not authorized for distribution to persons who are not shareholders of the Fund unless preceded or accompanied by a current prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund. This and other important information is contained in the Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Fund is distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Fund’s investment manager.

MFSAR-GI19     6/19    211420    Printed in U.S.A.

Item 2. Code of Ethics.

Not applicable to this semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the semi-annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by

Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable
(a)(2)	Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable
(a)(4)	Not applicable
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS, INC.

Date: July 8, 2019	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: July 8, 2019	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: July 8, 2019	By:	/s/ Amy N. Furlong
Amy N. Furlong
Treasurer
(Principal Financial Officer and Principal Accounting Officer)